AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2018

File No. 033-42484

File No. 811-06400

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 292	/X/
AND
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 293	/X/

THE ADVISORS’ INNER CIRCLE FUND

(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices, Zip Code)

1-800-932-7781

(Registrant’s Telephone Number)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copy to:

Sean Graber, Esquire	Dianne M. Descoteaux, Esquire
Morgan, Lewis & Bockius LLP	c/o SEI Investments
1701 Market Street	One Freedom Valley Drive
Philadelphia, Pennsylvania 19103	Oaks, Pennsylvania 19456

It is proposed that this filing become effective (check appropriate box)

/X/ Immediately upon filing pursuant to paragraph (b)
/ / On [date] pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / On [date] pursuant to paragraph (a) of Rule 485

THE ADVISORS’ INNER CIRCLE FUND

ACADIAN EMERGING MARKETS PORTFOLIO

(Investor Class: AEMGX)

(Y Class: AEMVX)

(I Class: AEMZX)

INVESTOR CLASS, Y CLASS AND I CLASS SHARES PROSPECTUS

March 1, 2018

INVESTMENT ADVISER:

ACADIAN ASSET MANAGEMENT LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

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Acadian Emerging markets portfolio

Investment Objective

The Acadian Emerging Markets Portfolio (the “Fund”) seeks long-term capital appreciation by investing primarily in common stocks of emerging market country issuers.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee
As a percentage of amount redeemed, if redeemed within 30 days of purchase	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares		Y Class Shares		I Class Shares
Management Fees		1.00%		1.00%		1.00%
Other Expenses		0.42%		0.31%		0.21%
Shareholder Servicing Fees	0.25%		0.10%		None
Other Operating Expenses	0.17%		0.21%		0.21%
Total Annual Fund Operating Expenses		1.42%		1.31%		1.21%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$145	$449	$776	$1,702
Y Class Shares	$133	$415	$718	$1,579
I Class Shares	$123	$384	$665	$1,466

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

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Principal Investment Strategy

The Fund will invest primarily in common stocks but also may invest in other types of equity securities, including preferred stock. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers that at the time of initial purchase:

•	Have their principal securities trading market in an emerging market country;
•	Alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging market countries; or
•	Are organized under the laws of, and have a principal office in, an emerging market country.

This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

An “emerging market country” is any country that is included in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) or that is publicly announced to be added to the Index. The Fund may also invest in securities of issuers located in industrialized countries.

Foreign securities include securities of companies located outside the United States, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and exchange traded funds that invest in foreign securities. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges. GDRs are similar to ADRs, except that European banks or trust companies typically issue them. The Fund also may invest in securities issued by small capitalization companies.

In selecting investments for the Fund, Acadian Asset Management LLC (the “Adviser” or “Acadian”) pursues an active, disciplined investment approach that forecasts markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio’s current holdings as compared to the entire universe of institutionally investable companies with sufficient liquidity and data availability. Less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

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Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Small Capitalization Company Risk – The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange. The Fund is also subject to the risk that the Adviser’s particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

Foreign Company Risk – Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. In addition, emerging markets securities may be issued by companies with smaller market capitalizations and may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

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Foreign Currency Risk – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Investor Class Shares’ performance from year to year for the past 10 years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Prior to October 31, 2016, the Fund’s Investor Class Shares were called “Institutional Class Shares,” and were not subject to the shareholder servicing fees currently applicable to Investor Class Shares. The Investor Class Shares performance provided below for the periods prior to October 31, 2016 represents the performance of Investor Class Shares when they were called Institutional Class Shares and does not include the shareholder servicing fees currently applicable to Investor Class Shares.

Y Class Shares and I Class Shares of the Fund commenced operations on October 31, 2016 and, therefore, the returns provided for Y Class Shares and I Class Shares in the performance table incorporate the returns of Investor Class Shares of the Fund for periods prior to October 31, 2016. Y Class Shares and I Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the returns would generally differ only to the extent that the expenses of Y Class Shares and I Class Shares are lower than the expenses of Investor Class Shares.

Updated performance information is available by calling 1-866-AAM-6161.

2008	(58.64)%
2009	77.11%
2010	22.65%
2011	(19.61)%
2012	22.76%
2013	(3.43)%
2014	0.72%
2015	(17.31)%
2016	12.76%
2017	37.63%

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BEST QUARTER	WORST QUARTER
35.67%	(33.59)%
(06/30/2009)	(12/31/2008)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Investor Class Shares only. After-tax returns for Y Class Shares and I Class Shares will vary.

ACADIAN EMERGING MARKETS PORTFOLIO	1 Year	5 Years	10 Years
Fund Returns Before Taxes
Investor Class Shares	37.63%	4.53%	1.02%
Y Class Shares	37.64%	N/A	N/A
I Class Shares	37.91%	N/A	N/A
Fund Returns After Taxes on Distributions
Investor Class Shares	37.58%	4.51%	0.70%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Investor Class Shares	22.01%	3.77%	0.99%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	37.75%	4.73%	2.02%

Investment Adviser

Acadian Asset Management LLC

Portfolio Managers

John Chisholm, CFA, Co-Chief Executive Officer and Co-Chief Investment Officer, has managed the Fund since 1994.

Brendan Bradley, Ph.D., Senior Vice President and Co-Chief Investment Officer, has managed the Fund since 2014.

Brian Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, has managed the Fund since 1994.

Asha Mehta, CFA, Senior Vice President and Portfolio Manager, has managed the Fund since 2009.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $2,500 for Investor Class Shares, $100,000 for Y Class Shares and $1,000,000 for I Class Shares. Subsequent investments must be at least $1,000 for Investor Class Shares. There are no minimums for subsequent investments in Y Class Shares or I Class Shares.

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If you own shares directly, you may sell your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) via Automated Clearing House (“ACH”) (subject to certain account minimums) or by contacting the Fund directly by mail at Acadian Emerging Markets Portfolio, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Acadian Emerging Markets Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by telephone at 1-866-AAM-6161 (1-866-226-6161).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

The Fund is closed to most new and additional investments because the Adviser believes that the implementation of the Fund’s investment strategy may be adversely affected if the size of the Fund is not limited.

While any existing shareholder may continue to reinvest Fund dividends and distributions, other new or additional investments in the Fund may only be made by those investors within the following categories:

•	Clients of certain broker-dealers or other financial intermediaries designated by the Adviser based on their relationships with the Fund;
•	Accounts of employee benefit plans sponsored by a business or other organization or an affiliate thereof, that was a Fund shareholder as of October 1, 2015; and
•	Trustees and officers of the Trust, employees of the Adviser, and their immediate family members.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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investing with the fund

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Investor Class Shares, Y Class Shares and I Class Shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Federal Taxes.”

How to Choose a Share Class

The Fund offers three classes of shares to investors, Investor Class Shares, Y Class Shares and I Class Shares. Each share class has its own investment minimums, cost structure and other features. The following summarizes the primary features of Investor Class Shares, Y Class Shares and I Class Shares. Contact your financial intermediary or the Fund for more information about the Fund’s share classes and how to choose between them.

Class Name	Investment Minimums	Fees
Investor Class Shares	Initial - $2,500 Subsequent – $1,000	0.25% Shareholder Servicing Fee
Y Class Shares	Initial - $100,000 Subsequent – None	0.10% Shareholder Servicing Fee
I Class Shares	Initial - $1,000,000 Subsequent – None	No Shareholder Servicing Fee

Investor Class Shares, Y Class Shares and I Class Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor is eligible to purchase any class of shares for which it meets the minimum investment requirements. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and waive or reduce the minimum investment requirements for any share class in its sole discretion.

buying shares

All investments must be made by check, wire or ACH Transfer. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on excessive trading, see “Excessive Trading Policies and Procedures.”

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The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

The Fund is closed to most new and additional investments because the Adviser believes that the implementation of the Fund’s investment strategy may be adversely affected if the size of the Fund is not limited.

While any existing shareholder may continue to reinvest Fund dividends and distributions, other new or additional investments in the Fund may only be made by those investors within the following categories:

•	Clients of certain broker-dealers or other financial intermediaries designated by the Adviser based on their relationships with the Fund;
•	Accounts of employee benefit plans sponsored by a business or other organization or an affiliate thereof, that was a Fund shareholder as of October 1, 2015; and
•	Trustees and officers of the Trust, employees of the Adviser, and their immediate family members.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and share class. Make your check payable to “Acadian Emerging Markets Portfolio.”

Regular Mail Address

Acadian Emerging Markets Portfolio

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

Acadian Emerging Markets Portfolio

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 1-866-AAM-6161 (1-866-226-6161) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include your account number).

Wiring Instructions

UMB Bank, N.A.

ABA #: 101000695

Acadian Emerging Markets Portfolio

DDA Acct. #: 9871063178

Ref: account number/account name/share class

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By Automatic Investment Plan (via ACH) (Investor Class Shares Only)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. Purchases can be made monthly, quarterly, semi-annually, or annually in amounts of at least $1,000 to meet the minimum investment amount. To cancel or change a plan, write to the Fund at: Acadian Emerging Markets Portfolio, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: Acadian Emerging Markets Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

Minimum Purchases

To purchase shares of the Fund for the first time, you must invest at least $2,500 for Investor Class Shares, $100,000 for Y Class Shares and $1,000,000 for I Class Shares. Subsequent investments must be at least $1,000 for Investor Class Shares. There are no minimums for subsequent investments in Y Class Shares or I Class Shares. The Fund reserves the right to waive the minimum investment amounts in its sole discretion.

Fund Codes

The Fund’s reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, exchange shares, check daily net asset value per share (“NAV”) or obtain additional information.

Fund Name	Share Class	Ticker Symbol	CUSIP	Fund Code
Acadian Emerging Markets Portfolio	Investor Class Shares	AEMGX	00758M162	1260
	Y Class Shares	AEMVX	00769G196	1360
	I Class Shares	AEMZX	00769G188	1960

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redeeming shares

Payment of Redemption Proceeds

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.). The Fund, however, may take up to seven days to pay redemption proceeds.

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by drawing on a line of credit, using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-226-6161 for more information.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

By Mail

You may contact the Fund directly by mail at: Acadian Emerging Markets Portfolio, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: Acadian Emerging Markets Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Fund signed by all registered parties on the account specifying:

•	The Fund name;

•	The share class;

•	The account number;

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•	The dollar amount or number of shares you wish to redeem;

•	The account name(s); and

•	The address to which redemption (sale) proceeds should be sent.

All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain shareholders may need to include additional documents or provide a signature guarantee to redeem shares.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-AAM-6161 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

By Systematic Withdrawal Plan (via ACH) (Investor Class Shares Only)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until the securities are sold.

Exchanging shares

At no charge, you may exchange one class of shares of the Fund directly to another class of shares of the Fund by writing to or calling the Fund, subject to the eligibility requirements and the fees and expenses of such other class of shares, as set forth in this Prospectus. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the Fund is not a taxable event.

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transaction policies

Calculating Your Share Price

You may buy or sell shares of the Fund on any Business Day at a price equal to the Fund’s NAV next computed after it, or an authorized institution (as defined below), receives and accepts your order in proper form. The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your order in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early – as in the case of scheduled half-day trading or unscheduled suspensions of trading – the Fund will calculate NAV as of the earlier closing time. Shares will only be priced on Business Days.

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on its primary exchange, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

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Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 30 days. The redemption fee is deducted from the Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s.

The Fund reserves the right to reduce all or a portion of the redemption fee in its discretion when it believes such reduction is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

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Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Rights Reserved by the Fund

Purchases

At any time and without notice, the Fund may:

•	Stop offering shares;

•	Reject any purchase order; or

•	Bar an investor engaged in a pattern of excessive trading from buying shares. Excessive trading can hurt performance by disrupting management and increasing expenses. The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor’s historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor’s account involved in each transaction. For more information about the Fund’s policies on excessive trading, see “Excessive Trading Policies and Procedures.”

Redemptions

At any time, and without notice, the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the Fund’s Statement of Additional Information (“SAI”).

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes on Distributions.”

account policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

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Because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information about how the Fund uses fair value pricing, see “Calculating Your Share Price.”

In addition, because the Fund invests in small capitalization securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than five “round trips” into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	The Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 30 days (subject to certain exceptions as discussed in “Redemption Fee”).

•	The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

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Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

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Anti-Money Laundering Program

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder's financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-866-AAM-6161 (1-866-226-6161).

Small Accounts

The Fund may redeem your shares without your permission if the value of your account falls below $1,250 for Investor Class Shares, $50,000 for Y Class Shares or $500,000 for I Class Shares. This provision does not apply:

•	To retirement accounts and certain other accounts for which the minimum initial investment amount has been waived; or

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•	When the value of your account falls because of market fluctuations and not your redemptions.

The Fund will provide you at least 30 days’ written notice to allow you time to add to your account and avoid the sale of your shares. If your Fund shares are redeemed for this reason within 30 calendar days of their purchase, the redemption fee will not be applied.

Dividends and Distributions

Normally, the Fund distributes its net investment income and its net capital gains, if any, at least once a year. The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.

Federal Taxes

The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain foreign countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors. Call 1-866-AAM-6161(1-866-226-6161) to find out when the Fund expects to make a distribution to shareholders.

Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale of shares of the Fund).

Because the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

More information about fund investments and risks

The investment objective of the Fund is to seek long-term capital appreciation by investing primarily in common stocks of emerging market country issuers. The Fund may change its investment objective without shareholder approval.

Principal Risks

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. Certain of the Fund’s principal risks are summarized below.

Equity Securities

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Equity securities also include ADRs and GDRs, which are traded on U.S. exchanges and represent an ownership in a foreign security. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of the equity securities in which a mutual fund invests will cause the fund’s NAV to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

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Foreign Securities

Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities. Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in the Fund’s investments in emerging market countries.

Other Risks

In addition to the principal risks identified above, an investment in the Fund may be subject to other, non-principal risks. Set forth below are summaries of certain other risks associated with investing in the Fund.

Derivatives

The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called “hedging”), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. Derivatives also may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations under a derivatives transaction. There are various factors that affect the Fund’s ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly or at all with the values of the derivatives it purchased or sold. The Fund’s investments in forward foreign currency exchange contracts and swaps also may be subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value.

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The Fund may use derivatives as a hedging technique to reduce the risks of its investments in equity securities. However, hedging will not necessarily fully protect the Fund against all anticipated risks. Moreover, hedging transactions involve costs and risks of their own. If the Fund employs a hedge and the market rises, the Fund may lose money or forego the opportunity to capitalize on market increases. As a result, hedging may not improve the Fund’s performance either on an absolute or risk-adjusted basis.

Other Investments

The investments and strategies described in this Prospectus are those that the Fund uses under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund’s principal investment strategy, and may prevent the Fund from achieving its investment objective. The Fund will use temporary strategies if the Adviser believes that pursuing the Fund’s investment objective will subject it to a significant risk of loss. The Fund has a policy requiring it to invest at least 80% of its net assets, plus any borrowings for investment purposes, at the time of initial purchase, in particular types of securities as described in the Fund’s principal investment strategy and will not change this policy without 60 days’ prior written notice to shareholders. In addition to the temporary defensive measures discussed above, the Fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as if the Fund experiences unusually large cash inflows or redemptions. When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

The Fund may also employ investment practices that this Prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning these and any of the Fund’s other investment practices and their risks, please read the SAI.

inFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio securities is available in the SAI.

investment management

Investment Adviser

Acadian Asset Management LLC is an SEC-registered investment adviser and a Delaware limited liability company located at 260 Franklin Street, Boston, Massachusetts 02110. Acadian serves as the Fund’s investment adviser. Acadian was founded in 1986 and is a subsidiary of OMAM Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of OM Asset Management plc, a publicly listed company on the NYSE. As of December 31, 2017, the Adviser had approximately $97.7 billion in assets under management.

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The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the oversight of the Board. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Fund. The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 2.50% of the Fund’s average daily net assets. The Adviser intends to continue these voluntary fee reductions and expense reimbursements until further notice, but may discontinue all or part of them at any time.

For the fiscal year ended October 31, 2017, the Adviser received advisory fees in the amount of 1.00% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement is available in the Fund’s annual report dated October 31, 2017, which covers the period from November 1, 2016 to October 31, 2017.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund.

John Chisholm, CFA, Co-Chief Executive Officer and Co-Chief Investment Officer, joined Acadian in 1987. John served as Acadian’s sole Chief Investment Officer from 1998 to 2017, a role in which he oversaw Acadian’s investment process and investment team and directed Acadian’s portfolio management and research.

Brendan Bradley, Ph.D., Senior Vice President and Co-Chief Investment Officer, joined Acadian in 2004. Brendan has served as Acadian’s director of portfolio management, overseeing portfolio management policy, as was also previously the director of Acadian’s Managed Volatility strategies.

Brian Wolahan, CFA, Senior Vice President and Senior Portfolio Manager, joined Acadian in 1990. Prior to his current role as Senior Portfolio Manager, he served as Director of Portfolio Management overseeing portfolio management policy, as well as co-Director of Research responsible for developing and applying investment techniques to evaluate markets and securities.

Asha Mehta, CFA, Senior Vice President and Portfolio Manager, joined Acadian in 2007. Her responsibilities have included portfolio management, research on responsible investing, stock selection strategies for developing and established markets, and enhancements to the Acadian investment process.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

22

Shareholder Servicing Plan

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Fund’s Investor Class Shares and 0.10% based on the average daily net assets of the Fund’s Y Class Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Other Payments by the Fund

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, shareholder services fees the Fund may pay to financial intermediaries pursuant to the Fund’s shareholder servicing plan.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

23

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

24

Financial Highlights

The tables that follow present performance information about each class of the Fund. The information is intended to help you understand the Fund’s financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). For the fiscal years ended October 31, 2014 through October 31, 2016, the information provided below has been audited by BBD, LLP, independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-AAM-6161 (1-866-226-6161). The information provided below for periods on or before October 31, 2013 was audited by different independent registered public accounting firms, whose reports reflected unqualified audit opinions.

25

	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year
	Years Ended October 31,
Investor Class Shares	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$17.42	$16.12	$19.30	$19.15	$18.02
Income from Operations:
Net Investment Income*	0.23	0.19	0.20	0.27	0.25
Net Realized and Unrealized Gain (Loss)	4.51	1.30	(3.17)	0.09	1.20
Total from Operations	4.74	1.49	(2.97)	0.36	1.45
Redemption Fees	0.00 ^	0.00 ^	0.00 ^	0.00 ^	0.00 ^
Dividends and Distributions from:
Net Investment Income	(0.33)	(0.19)	(0.21)	(0.21)	(0.32)
Total Dividends and Distributions	(0.33)	(0.19)	(0.21)	(0.21)	(0.32)
Net Asset Value, End of Year	$21.83	$17.42	$16.12	$19.30	$19.15
Total Return †	27.84%	9.43%	(15.51)%	1.95%	8.05%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$739,686	$1,077,790	$1,587,573	$1,688,011	$1,346,635
Ratio of Expenses to Average Net Assets(1)	1.42%	1.56%	1.51%	1.50%	1.48%
Ratio of Net Investment Income to Average Net Assets	1.23%	1.23%	1.10%	1.41%	1.35%
Portfolio Turnover Rate	40%	31%	32%	37%	45%

*	Per share amounts for the period are based on average outstanding shares.

^	Amount was less than $0.01 per share.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

26

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year
I Class Shares ‡	2017
Net Asset Value,
Beginning of Year	$17.42
Income from Operations:
Net Investment Income*	0.36
Net Realized and Unrealized Gain	4.41
Total from Operations	4.77
Redemption Fees	0.00 ^
Dividends and Distributions from:
Net Investment Income	(0.34)
Total Dividends and Distributions	(0.34)
Net Asset Value, End of Year	$21.85
Total Return †	28.01%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$446,374
Ratio of Expenses to Average Net Assets(1)	1.21%
Ratio of Net Investment Income to Average Net Assets	1.81%
Portfolio Turnover Rate	40%

‡	I Class Shares commenced operations on October 31, 2016.

^	Amount was less than $0.01 per share.

*	Per share amounts for the period are based on average outstanding shares.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

27

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year
Y Class Shares ‡	2017
Net Asset Value,
Beginning of Year	$17.42
Income from Operations:
Net Investment Income*	0.40
Net Realized and Unrealized Gain	4.37
Total from Operations	4.77
Dividends and Distributions from:
Net Investment Income	(0.34)
Total Dividends and Distributions	(0.34)
Net Asset Value, End of Year	$21.85
Total Return †	28.01%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$— ^
Ratio of Expenses to Average Net Assets(1)	0.68%††
Ratio of Net Investment Income to Average Net Assets	2.08%
Portfolio Turnover Rate	40%

‡	Y Class Shares commenced operations on October 31, 2016.

*	Per share amounts for the period are based on average outstanding shares.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

††	Had assets been contributed, the ratio would have been 1.31%.

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

^	Amount rounds to less than one thousand.

28

The Advisors’ Inner Circle Fund

Acadian Emerging Markets Portfolio

Investors who would like more information about the Fund should read the Fund’s Annual and Semi-Annual Reports and the Fund’s Statement of Additional Information dated March 1, 2018, as it may be amended from time to time (“SAI”). The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. The SAI contains additional detailed information about The Advisors’ Inner Circle Fund and the Fund and is incorporated by reference into (is legally part of) this Prospectus.

Investors can receive free copies of the SAI, shareholder reports and other information about the Fund at http://www.acadian-asset.com/Strategies. Investors can also receive these documents, as well as make shareholder inquiries, by writing to or calling:

Acadian Emerging Markets Portfolio

P.O. Box 219009

Kansas City, MO 64121

1-866-AAM-6161

You can review and copy information about the Fund (including the SAI and the Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the U.S. Securities and Exchange Commission’s Internet site at: http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the U.S. Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

The Trust’s Investment Company Act of 1940 file number is 811-06400.

ACA-PS-001-1800

STATEMENT OF ADDITIONAL INFORMATION

ACADIAN EMERGING MARKETS PORTFOLIO

(Investor Class Shares: AEMGX)

(Y Class Shares: AEMVX)

(I Class Shares: AEMZX)

a series of THE ADVISORS’ INNER CIRCLE FUND

March 1, 2018

Investment Adviser:

Acadian Asset Management LLC

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the Acadian Emerging Markets Portfolio (the “Fund”). This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectus dated March 1, 2018, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Fund, which includes the Fund’s audited financial statements dated October 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Fund’s Prospectus or Annual Report free of charge by writing to the Fund at P.O. Box 219009, Kansas City, Missouri 64121-9009 or by calling the Fund at 1-866-AAM-6161.

i

THE TRUST	S-1
DESCRIPTION OF PERMITTED INVESTMENTS	S-2
INVESTMENT POLICIES OF THE FUND	S-31
INVESTMENT ADVISORY AND OTHER SERVICES	S-35
PORTFOLIO MANAGERS	S-35
THE ADMINISTRATOR	S-37
THE DISTRIBUTOR	S-38
PAYMENTS TO FINANCIAL INTERMEDIARIES	S-38
THE TRANSFER AGENT	S-39
THE CUSTODIAN	S-39
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-39
LEGAL COUNSEL	S-40
SECURITIES LENDING	S-40
TRUSTEES AND OFFICERS OF THE TRUST	S-40
PURCHASING AND REDEEMING SHARES	S-50
DETERMINATION OF NET ASSET VALUE	S-51
TAXES	S-52
BROKERAGE ALLOCATION AND OTHER PRACTICES	S-60
PORTFOLIO HOLDINGS	S-62
DESCRIPTION OF SHARES	S-64
SHAREHOLDER LIABILITY	S-64
LIMITATION OF TRUSTEES’ LIABILITY	S-64
PROXY VOTING	S-64
CODES OF ETHICS	S-64
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	S-65
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES	B-1

March 1, 2018	ACA-SX-001-1800

ii

THE TRUST

General. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its: (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

Description of Multiple Classes of Shares. The Trust is authorized to offer shares of the Fund in Investor Class Shares, Y Class Shares and I Class Shares. The different classes provide for variations in shareholder servicing expenses and in the minimum investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectus. For more information on shareholder servicing expenses, see the “Payments to Financial Intermediaries” section of this SAI. The Trust reserves the right to create and issue additional classes of shares.

History of the Acadian Emerging Markets Portfolio. The Fund is the successor to the UAM Funds, Inc. Acadian Emerging Markets Portfolio (the “Predecessor Fund”). The Predecessor Fund was managed by Acadian Asset Management LLC (“Acadian” or the “Adviser”) using the same investment objective, strategies, policies and restrictions as those used by the Fund. The Predecessor Fund’s date of inception was June 17, 1993. The Predecessor Fund dissolved and reorganized into the Fund on June 24, 2002. Substantially all of the assets of the Predecessor Fund were transferred to its successor in connection with the Fund’s commencement of operations on June 24, 2002.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Trustees” or the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

S-1

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund’s investment objective and principal investment strategy are described in the Prospectus. The Fund is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below. The following information supplements, and should be read in conjunction with, the Prospectus.

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

U.S. Government Securities – The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

S-2

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10 percent annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. Treasury Obligations – U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Corporate Bonds – Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities – Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

S-3

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Ginnie Mae – Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by Ginnie Mae are treasury securities, which means the full faith and credit of the U.S. government backs them. Ginnie Mae guarantees the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages. Ginnie Mae does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund’s shares. To buy Ginnie Mae securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Fannie Mae – Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. Fannie Mae is regulated by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by Fannie Mae are agency securities, which means Fannie Mae, but not the U.S. government, guarantees their timely payment of principal and interest.

Freddie Mac – Freddie Mac is a stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers – Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities – Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are:

▪	payments of interest and principal are more frequent (usually monthly); and
▪	falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate.

S-4

In addition to the risks associated with changes in interest rates described in “Factors Affecting the Value of Debt Securities,” a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities – These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Short-Term Investments – To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations – The Fund will only invest in a security issued by a commercial bank if the bank:

▪	Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and
▪	Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

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Time Deposits – Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit – Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptance – A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper – Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P. See “Appendix A – Description of Ratings” for a description of commercial paper ratings.

Yankee Bonds – Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See “Foreign Securities.”

Zero Coupon Bonds – These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities, such as STRIPS, that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

Terms to Understand:

Maturity – Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (“principal”) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (“call dates”). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

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Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration – Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities – The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and the coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

▪	Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

▪	Prepayment Risk

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

▪	Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

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▪	Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” Since an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called “investment-grade” because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade “junk bonds” are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a Junk Bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, Junk Bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the Junk Bond market may make it more difficult to dispose of Junk Bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value Junk Bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Fund currently uses ratings compiled by Moody’s, S&P, and Fitch Ratings Inc. (“Fitch”). Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section “Appendix A – Description of Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security’s rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

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Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Fund may also invest in derivatives with the goal of protecting itself from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Fund’s investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the U.S. Securities and Exchange Commission (the “SEC”) and its staff. The Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivative instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund’s coverage requirements.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Fund’s investment strategies and may adversely affect the Fund’s performance.

Types of Derivatives:

Futures – A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

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Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value (“NAV”), each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options – An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

▪	Purchasing Put and Call Options

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

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Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

▪	Allowing it to expire and losing its entire premium;

▪	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

▪	Closing it out in the secondary market at its current price.

▪	Selling (Writing) Put and Call Options

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted to write only “covered” options. At the time of selling a call option, the Fund may cover the option by owning, among other things:

▪	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

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▪	A call option on the same security or index with the same or lesser exercise price;

▪	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

▪	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

▪	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the option by, among other things:

▪	Entering into a short position in the underlying security;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

▪	Maintaining the entire exercise price in liquid securities.

▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

▪	Options on Credit Default Swaps

An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

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The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Fund may use foreign currency options given the same circumstances under which it could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which the Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

▪	Combined Positions

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts – A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

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▪	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

▪	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

▪	Do not require an initial margin deposit; and

▪	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

▪	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

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Equity-Linked Securities – The Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Swap Agreements – A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

▪	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

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▪	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

▪	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

▪	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

▪	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the “breakeven inflation rate”) the investor agreed to pay at the initiation of the swap.

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▪	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by the Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

▪	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices – The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

▪	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

▪	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

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▪	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity – Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

▪	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

▪	Have to purchase or sell the instrument underlying the contract;

▪	Not be able to hedge its investments; and/or

▪	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

▪	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

▪	The facilities of the exchange may not be adequate to handle current trading volume;

▪	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

▪	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk – Successful use of derivatives by the Fund is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

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Pricing Risk – At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin – Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage – The Fund’s use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

▪	Actual and anticipated changes in interest rates;

▪	Fiscal and monetary policies; and

▪	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation – The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Fund’s use of derivatives, and adversely impact the Fund’s ability to achieve its investment objective. Other potentially adverse regulatory obligations can develop suddenly and without notice.

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Equity Securities

Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below.

Types of Equity Securities:

Common Stocks – Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks – Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities – Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

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Rights and Warrants – A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities:

General Risks of Investing in Stocks – While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

▪	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
▪	Factors affecting an entire industry, such as increases in production costs; and
▪	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

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Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Companies – Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Initial Public Offerings (“IPOs”) – The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of a Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways, including:

▪	The Fund can invest directly in foreign securities denominated in a foreign currency;
▪	The Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and
▪	The Fund can invest in investment funds.

Types of Foreign Securities:

American Depositary Receipts (“ADRs”) – ADRs as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

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ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Emerging Markets – An “emerging market country” is generally a country that the World Bank and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNP”) than more developed countries.

Sovereign Debt Obligations – Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

Investment Funds – Some emerging market countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging market countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

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Political and Economic Factors – Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

▪	The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;
▪	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;
▪	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;
▪	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and
▪	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

Information and Supervision – There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

Stock Exchange and Market Risk – The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

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Foreign stock markets:

▪	Are generally more volatile than, and not as developed or efficient as, those in the United States;
▪	Have substantially less volume;
▪	Trade securities that tend to be less liquid and experience rapid and erratic price movements;
▪	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;
▪	Employ trading, settlement and custodial practices less developed than those in U.S. markets; and
▪	May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

▪	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.
▪	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.
▪	In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States
▪	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.
▪	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.
▪	Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk – While the Fund denominates its NAV in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

▪	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;
▪	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;
▪	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
▪	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;
▪	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and
▪	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes – Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

Emerging Markets – When a Fund invests in securities in emerging markets, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

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Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

▪	Have relatively unstable governments;
▪	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;
▪	Offer less protection of property rights than more developed countries; and
▪	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Exchange-Traded Funds (“ETFs”)

The Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF’s expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF’s value being more volatile than the underlying securities or other investments.

Investment Companies

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

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Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the “ETFs”) and procedures approved by the Board, the Fund may invest in these ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither these ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will in each instance establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

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Restricted and Illiquid Securities

While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of the Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund’s books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser’s liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security and the availability of information about the security’s issuer.

Securities Lending

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned by the Fund that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

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Short Sales

Description of Short Sales:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

▪	Take advantage of an anticipated decline in prices.

▪	Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box - In addition, the Fund may engage in short sales “against the box.” In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

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Restrictions on Short Sales:

The Fund will not short sell a security if:

▪	After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.

▪	The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund’s net assets.

▪	Any security sold short would constitute more than two percent (2%) of any class of the issuer’s securities.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

When-Issued, Delayed-Delivery and Forward-Delivery Transactions

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Borrowing

The Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Adviser believes that the Fund’s investment objective would be furthered.

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The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Special Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT POLICIES OF THE FUND

Fundamental Policies

The following investment policies are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

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The Fund will not:

▪	Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s Prospectus and SAI as they may be amended from time to time.

▪	Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

▪	Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

▪	Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

▪	Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that the Fund may invest in securities of issuers that deal or invest in real estate; and (3) that the Fund may purchase securities secured by real estate or interests therein.

▪	Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

▪	Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s Prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

▪	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

In addition to the investment objective of the Fund, the following investment limitations are non-fundamental, and may be changed by the Board without shareholder approval.

The Fund may:

▪	Not borrow money, except that: (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed); (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes; (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

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Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares.

▪	Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

▪	Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

▪	Invest in the securities of foreign issuers.

▪	Purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

▪	Invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

▪	Write covered call options and may buy and sell put and call options.

▪	Enter into repurchase agreements.

▪	Lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

▪	Sell securities short and engage in short sales “against the box.”

▪	Enter into swap transactions.

▪	Not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of issuers that at the time of initial purchase: (1) have their principal securities trading market in an emerging market country; (2) alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging market countries; and (3) are organized under the laws of, and have principal office in, an emerging market country without 60 days’ prior written notice to shareholders.

Except with respect to the Fund’s policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

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The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions. The Fund may, at any time, invest more than 25% of its assets in securities issued by the Federal government or its agencies and instrumentalities, and/or state governments and their political sub-divisions, as the SEC Staff does not consider such entities to be the members of any industry.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as short sales, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Statement of Additional Information.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Commodities and Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in commodities or real estate. The Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

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INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser. Acadian Asset Management LLC (“Acadian” or the “Adviser”) is an SEC-registered investment adviser and a Delaware limited liability company located at 260 Franklin Street, Boston, Massachusetts 02110. Acadian serves as the Fund’s investment adviser. Acadian was founded in 1986 and is a subsidiary of OMAM Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of OM Asset Management plc, a publicly listed company on the NYSE. As of December 31, 2017, the Adviser had approximately $97.7 billion in assets under management.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) dated June 24, 2002. Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees. After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services, the Fund pays the Adviser a fee calculated at an annual rate of 1.00% of the average daily net assets of the Fund. Due to the effect of fee waivers by the Adviser, the actual percentage of average daily net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep its total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 2.50% of the Fund’s average daily net assets. The Adviser intends to continue these voluntary fee reductions and expense reimbursements until further notice, but may discontinue all or part of them at any time.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the Adviser the following advisory fees:

Contractual Advisory Fees			Fees Waived by the Adviser			Total Fees Paid by the Adviser (After Waivers)
2015	2016	2017	2015	2016	2017	2015	2016	2017
$17,135,541	$13,028,557	$11,052,170	$0	$0	$0	$17,135,541	$13,028,557	$11,052,170

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and compensation.

Compensation. Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing participation, various benefits, and, among the majority of senior investment professionals and certain other key employees, equity interest in the firm as part of the Acadian Key Employee Limited Partnership.

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Compensation is highly incentive-driven, with Acadian often paying in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, asset growth, and overall firm performance. Since portfolio management in Acadian’s equity strategies is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability. This helps to ensure an “even playing field” as investment team members are strongly incentivized to strive for the best possible portfolio performance for all clients rather than only for select accounts.

Fund Shares Owned by the Portfolio Managers. The Fund is required to show the dollar amount range of the portfolio managers’ “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares Owned[1]
John Chisholm	Over $1,000,000
Brian Wolahan	$10,001 - $50,000
Brendan Bradley	None
Asha Mehta	None

1	Valuation date is October 31, 2017.

Other Accounts. In addition to the Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)
John Chisholm[1]	18[2]	$7,507	84[3]	$28,465	180[4]	$56,884
Brian Wolahan[1]	18[2]	$7,507	84[3]	$28,465	180[4]	$56,884
Brendan Bradley[1]	18[2]	$7,507	84[3]	$28,465	180[4]	$56,884
Asha Mehta[1]	18[2]	$7,507	84[3]	$28,465	180[4]	$56,884

1	These investment professionals function as part of a core equity team of 28 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type.
2	Includes 1 account managed with a performance-based fee, representing approximately $1,766 million in assets.
3	Includes 11 accounts managed with a performance-based fee, representing approximately $3,313 million in assets.
4	Includes 16 accounts managed with a performance-based fee, representing approximately $6,649 million in assets.

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Conflicts of Interests. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have similar or different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by both the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indexes as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement, dated November 14, 1991 as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums. For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following amounts for these services:

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Administration Fees Paid
2015	2016	2017
$1,125,349	$971,350	$891,887

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust; and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.25% of average daily net assets of the Investor Class Shares and 0.10% of average daily net assets of the Y Class Shares will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and/or administrative services or similar non-distribution services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Fund; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Fund; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Fund on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Fund may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

Other Payments by the Fund. The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, shareholder servicing fees the Fund may pay to financial intermediaries pursuant to the Fund’s shareholder servicing plan.

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Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104 (the “Custodian”), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by BBD, LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

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LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

The Fund did not engage in securities lending activities during the fiscal year ended October 31, 2017.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

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The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

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The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the funds, and to exercise their business judgment in a manner that serves the best interests of the funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

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The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

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•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	None	None
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None

1	Valuation date is December 31, 2017.
2	The Fund is the only fund in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the Fund’s most recently completed fiscal year.

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Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$111,968	N/A	N/A	$111,968 for service on one (1) board
Johnson	$111,968	N/A	N/A	$111,968 for service on one (1) board
Krikorian	$120,541	N/A	N/A	$120,541 for service on one (1) board
Speca	$111,968	N/A	N/A	$111,968 for service on one (1) board
Sullivan	$126,189	N/A	N/A	$126,189 for service on one (1) board

[1]	All funds in the Fund Complex are series of the Trust.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

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It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all of the funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

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Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

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The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies (“RICs”), such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Qualification as a Regulated Investment Company. The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income Test or Asset Test in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such a case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

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The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. The Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals which is 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the NAV) with respect to such dividend; (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder; (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF or underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such ETF or underlying Fund.

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Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions reported to Fund shareholders as capital gain dividends shall be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long the shareholder has owned the shares. The Fund’s shareholders will be notified annually by the Fund (or its administrative agent) as to the federal tax status of all distributions made by the Fund.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. The Fund’s trading strategies may significantly limit its ability to distribute dividends eligible for the dividends-received deduction for corporations.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Shareholders that buy shares when the Fund has realized but not yet distributed income or capital gains will be “buying a dividend” by paying the full price for the shares and gains and receiving back a portion of the price in the form of a taxable distribution and should be avoided by taxable investors.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

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Sales, Exchanges, or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as its default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against their federal income tax liability. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

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Tax Treatment of Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF”, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Certain Foreign Currency Tax Issues. In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Code. At times, a significant portion of the Fund’s returns (both positive and negative) may be attributable to investments in such currency forward contracts. Also, certain foreign exchange gains derived with respect to foreign fixed income securities are subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

The Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

Gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as “good income” for purposes of the Qualifying Income Test described above that must be satisfied in order for the Fund to be treated as a RIC. It should be noted, however, that for purposes of the Qualifying Income Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. If such future regulations were applied to the Fund, it is possible under certain circumstances that its qualifying income would no longer satisfy the Qualifying Income Test and the Fund would fail to qualify as a RIC. It is also possible that the Fund’s strategy of investing in foreign currency-related financial instruments might cause the Fund to fail to satisfy the requirements set forth under the Asset Test, resulting in its failure to qualify as a RIC. A failure of the Asset Test might result, for example, from a determination by the IRS that financial instruments in which the Fund invests are not securities. Moreover, even if the financial instruments are treated as securities, a determination by the IRS regarding the identity of the issuers of the securities or the fair market values of the securities that differs from the determinations made by the Fund could result in the failure by the Fund to diversify its investments in a manner necessary to satisfy the Asset Test. The tax treatment of the Fund and its shareholders in the event the Fund fails to qualify as a RIC are described above, but the failure of the Fund to maintain its status as a RIC may be avoided in some circumstances if the Fund complies with certain savings provisions which are also described above.

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Backup Withholding. The Fund will be required in certain cases to withhold, at a rate of 24%, and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

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Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”); (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark-up or reflect a dealer’s mark-down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

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For the fiscal years ended October 31, 2015, 2016 and 2017 the Fund paid the following aggregate brokerage commissions on portfolio transactions:

Aggregate Dollar Amount of Brokerage Commissions Paid
2015	2016	2017
$879,877	$982,799	$723,120

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.

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For the fiscal year ended October 31, 2017, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal year ended October 31, 2017, the Fund did not hold any securities of its “regular brokers and dealers.”

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2016 and 2017, the Fund’s portfolio turnover rates were as follows:

Portfolio Turnover Rates
2016	2017
31%	40%

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser’s Chief Compliance Officer, either directly or through reports by the Fund’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund discloses a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s NAV (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q and the Fund’s complete schedule of investments following the second and fourth fiscal quarters is available in Shareholder Reports filed with the SEC on Form N-CSR.

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Quarterly holding reports filed with the SEC on Form N-Q are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-AAM-6161. The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund’s investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund’s assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/acadian. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund’s portfolio holdings from publication when deemed to be in the best interest of the Fund.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper, Morningstar, Inc., Frank Russell, Investor Force, PSN, DeMarche and Wilshire Associates may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. The Fund’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

The Fund’s policies and procedures provide that the Adviser’s Chief Compliance Officer may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser’s Chief Compliance Officer must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund’s shareholders and that, to the extent conflicts between the interests of the Fund’s shareholders and those of the Fund’s Adviser, principal underwriter, or any affiliated person of the Fund exists, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than 10 days after the date of the information.

The Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund’s policies and procedures prohibit any compensation or other consideration from being paid to, or received by, any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and its affiliates or recipients of the Fund’s portfolio holdings information.

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DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-866-AAM-6161; and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain Access Persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

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PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of any class of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of the Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

Acadian Emerging Markets Portfolio
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	Investor Class	46.63%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Investor Class	26.11%
WELLS FARGO BANK, NA FBO OMNIBUS ACCOUNT CASH/CASH 600 S 4TH ST MINNEAPOLIS, MN 55415-1526	Investor Class	14.13%
SEI INVESTMENT COMPANY 1 FREEDOM VALLEY DR OAKS, PA 19456-9989	Y Class	71.45%
SEI PRIVATE TRUST COMPANY CUST IRA A/C DST IRA AUDIT ACCT ATTN SEI CRM TEAM 430 W 7TH ST KANSAS CITY, MO 64105-1407	Y Class	7.15%
DST SYSTEMS INC OUTPUT AUDIT ACCOUNT ATTN SEI CRM TEAM 430 W 7TH ST KANSAS CITY, MO 64105-1407	Y Class	7.15%
SEI PRIVATE TRUST COMPANY CUST IRA A/C DST IRA AUDIT ACCT ATTN SEI CRM TEAM 430 W 7TH ST KANSAS CITY, MO 64105-1407	Y Class	7.13%

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Acadian Emerging Markets Portfolio	Class of Shares	% of Class
DST SYSTEMS INC OUTPUT AUDIT ACCOUNT ATTN SEI CRM TEAM 430 W 7TH ST KANSAS CITY, MO 64105-1407	Y Class	7.13%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	I Class	28.46%
WELLS FARGO BANK, NA FBO OMNIBUS ACCOUNT REINV/REINV 550 S 4TH ST MINNEAPOLIS, MN 55415-1529	I Class	16.27%
WELLS FARGO BANK NA FBO WFC DCP CUSTODY ACCOUNT 600 S 4TH ST MINNEAPOLIS, MN 55415-1526	I Class	12.00%
WELLS FARGO CLEARING SERVICES 2801 MARKET STREET SAINT LOUIS, MO 63103-2523	I Class	11.96%
WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1151	I Class	9.23%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	I Class	8.50%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	I Class	6.07%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	I Class	5.39%

S-66

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

A-1

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A-3

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-4

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

A-5

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

A-6

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-7

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

ACADIAN ASSET MANAGEMENT LLC

Proxy Voting Policies and Procedures

(as of September 2014)

Policy

Whether Acadian will have proxy voting responsibility on behalf of a separate account client is subject to negotiation as part of the overall investment management agreement executed with each client. Should a client desire that Acadian vote proxies on their behalf, Acadian will accept such authority and agree with the client whether votes should be cast in accordance with Acadian’s proxy voting policy or in accordance with a client specific proxy voting policy. Should the client wish to retain voting responsibility themselves, Acadian would have no further involvement in the voting process but would remain available to provide reasonable assistance to the client as needed.

Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies on behalf of Acadian’s clients who have instructed Acadian to vote proxies on their behalf. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy service firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian’s voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients’ best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Procedures

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.

In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian’s Proxy Coordinator will conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, the Proxy Coordinator will seek a voting recommendation from an authorized member of our investment team and ensure the vote is cast as they instruct.

B-1

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called “share blocking” markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, its Proxy Coordinator will prepare a report for review with a compliance officer, and senior management if needed, that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

Voting Process

Acadian has appointed the Head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client’s account are available to each client upon request.

B-2

Proxy Voting Record

Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

B-3

The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

AlphaOne Small Cap Opportunities Fund

Institutional Class Shares (AOMCX) (formerly, I Class Shares)

Investor Class Shares (AOMAX)

AlphaOne NextGen Technology Fund

Institutional Class Shares (AONTX)

Investor Class Shares (AONAX)

AlphaOne VIMCO Small Cap Value Fund

Institutional Class Shares (VIMIX)

Investor Class Shares (VIMOX)

Institutional Class Shares and Investor Class Shares

Investment Adviser:

AlphaOne Investment Services, LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.

Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

i

AlphaOne Small Cap Opportunities Fund

Investment Objective

The investment objective of the AlphaOne Small Cap Opportunities Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.27%	0.27%
Total Annual Fund Operating Expenses[1]	1.27%	1.52%

[1]	AlphaOne Investment Services, LLC (the “Adviser” or “AlphaOne”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding 12b-1 Fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.50% of the average daily net assets of each of the Fund’s share classes until February 28, 2019 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made pursuant to the contractual expense limit during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$129	$403	$697	$1,534
Investor Class Shares	$155	$480	$829	$1,813

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

In pursuing the Fund’s objective, the Adviser strives to build a portfolio with a risk profile less than that of the Russell 2000 Index that is comprised of both “value” and “growth” stocks. Value stocks are those the Adviser may deem to be priced cheaply relative to certain financial measures of worth. Growth stocks are those the Adviser may believe have above average prospects for economic growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization (small cap) companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of this 80% test, equity securities include securities convertible into equity securities. The Fund considers small cap companies to be companies with market capitalizations equal to or less than one half of the weighted average market capitalization of the Russell 2000 Index at its annual rebalance. While the market capitalization range of the Russell 2000 Index changes throughout the year, as of May 12, 2017, the day on which market capitalization data was used for the most recent annual reconstitution of the index, one half of the weighted average market capitalization of the Russell 2000 Index was equal to $1 billion.

In seeking to identify investment opportunities for the Fund’s portfolio, the Adviser begins with an initial investment universe generated from a broad number of sources including but not limited to industry referrals, previous knowledge of the company and rigorous due diligence such as company visits. The Adviser then evaluates each identified stock for desirable growth and value characteristics such as: high return on equity and assets; free cash flow; revenues and earnings per share growth; high interest coverage; and low price-earnings and price-to-book ratios. This evaluation results in a focused list of stocks that the Adviser then subjects to a deeper fundamental analysis focusing on both specific company and stock characteristics. In particular, the Adviser seeks companies displaying sustainable competitive advantage; strong management; long product cycles; and pricing flexibility. In addition, the Adviser also performs due diligence on individual companies, which may include meeting directly with company management teams, talking with competitors and suppliers, and utilizing sell side research as a gauge of internal research findings. With respect to specific stock characteristics, the Adviser seeks high sustained return on investment; above average earnings per share growth; and attractive valuation. The resulting portfolio is expected to include 40-70 positions. After constructing the Fund’s portfolio, the Adviser will seek to mitigate risk through asset diversification and limits on individual position sizes, as well as the monitoring of absolute and relative sector weights.

 2

In general, the Adviser will sell a security when it reaches a predetermined price target. In addition, the Adviser has other sell disciplines in place, such as a fundamental change in a company’s business, a change in the company’s management or a failure by management to execute the business plan. A sale may also occur if the Adviser identifies a more attractive investment opportunity or if a position size grows to more than 5% of the Fund’s portfolio.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Growth Style Risk – The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Small Cap Company Risk – Small cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, small cap companies may be less financially secure than large- and mid-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Small cap stock prices may be more volatile than large- and mid-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Value Style Risk – Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and by showing how the Fund’s Institutional Class Shares’ and Investor Class Shares’ average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-855-4-ALPHAONE.

Total Returns by Calendar Year

2012	13.01%
2013	39.02%
2014	0.98%
2015	2.49%
2016	25.99%
2017	8.75%

Best Quarter	Worst Quarter
17.80%	(10.62)%
(12/31/2016)	(09/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown only for Institutional Class Shares. After tax returns for Investor Class Shares will vary.

ALPHAONE SMALL CAP OPPORTUNITIES FUND	1 Year	5 Years	Since Inception (03/31/11)
Fund Returns Before Taxes
Institutional Class Shares	8.75%	14.54%	11.27%
Investor Class Shares	8.57%	14.28%	11.02%
Fund Returns After Taxes on Distributions
Institutional Class Shares	7.53%	12.72%	9.71%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	5.97%	11.23%	8.70%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	14.65%	14.12%	10.81%

Investment Adviser

AlphaOne Investment Services, LLC serves as investment adviser to the Fund.

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Portfolio Managers

Dan Goldfarb, CFA, Senior Portfolio Manager, has managed the Fund since its inception in 2011.

Chris Crooks, CFA, Portfolio Manager, has managed the Fund since its inception in 2011.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 15 of the Prospectus.

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AlphaOne NextGen Technology Fund

Investment Objective

The investment objective of the AlphaOne NextGen Technology Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%
Other Expenses[1]	2.85%	2.85%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses	3.76%	4.01%
Less Fee Reductions and/or Expense Reimbursements[2]	(2.35)%	(2.35)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.41%	1.66%

[1]	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
[2]	AlphaOne Investment Services, LLC (the “Adviser” or “AlphaOne”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding 12b-1 Fees, interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.40% of the average daily net assets of each of the Fund’s share classes until February 28, 2021 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (taking into account the contractual expense limit) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class Shares	$144	$520
Investor Class Shares	$169	$570

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund was not in operation as of the fiscal year ended October 31, 2017, it does not have portfolio turnover information to report.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of next generation (“NextGen”) technology companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of this investment policy, a NextGen technology company is a company that produces, designs, or markets innovative, new technology products or services; uses innovative, new technology extensively in its product development or operations; or is expected to benefit significantly from technological advances or improvements. The types of companies likely to be represented in the Fund’s portfolio include, but are not limited to, computer (hardware and software), communications (voice, data and wireless), consumer electronics, e-commerce, semiconductor, media, environmental, energy, biotechnology and health care. The Fund primarily invests in common stocks of U.S. and non-U.S. companies, and may invest in companies of any market capitalization.

In selecting investments to buy for the Fund, the Adviser uses a fundamental research process to seek to identify catalysts (such as innovative product development, high acquisition potential, and underappreciated product cycles) that will positively change the earnings potential and market value of a company over time. The Adviser will consider selling a security if there is a change in the factors supporting the investment rationale, or the Adviser identifies a more attractive investment opportunity.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

 7

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Technology Companies Risk – Technology companies may have limited product lines, markets, financial resources and/or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small-Capitalization and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Foreign Company Risk – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid.

Foreign Currency Risk – Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, would be adversely affected.

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Non-Diversification Risk – The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Performance Information

The Fund commenced operations on December 29, 2017 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available by calling 1-855-4-ALPHAONE.

Investment Adviser

AlphaOne Investment Services, LLC serves as investment adviser to the Fund.

Portfolio Manager

Dan Niles, Senior Portfolio Manager, has managed the Fund since its inception in 2017.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 15 of the Prospectus.

 9

AlphaOne VIMCO Small Cap Value Fund

Investment Objective

The investment objective of the AlphaOne VIMCO Small Cap Value Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	None	0.25%
Other Expenses[1]	1.86%	1.86%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%
Total Annual Fund Operating Expenses	2.77%	3.02%
Less Fee Reductions and/or Expense Reimbursements[2]	(1.36)%	(1.36)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.41%	1.66%

[1]	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
[2]	AlphaOne Investment Services, LLC (the “Adviser” or “AlphaOne”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding 12b-1 Fees, interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.40% of the average daily net assets of each of the Fund’s share classes until February 28, 2021 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

 10

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (taking into account the contractual expense limit) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class Shares	$144	$421
Investor Class Shares	$169	$471

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund was not in operation as of the fiscal year ended October 31, 2017, it does not have portfolio turnover information to report.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of this investment policy, a small-capitalization company is a company with a market capitalization within the range of the Russell 2000 Index at the time of initial purchase. While the market capitalization range of the Russell 2000 Index changes throughout the year, as of May 12, 2017, the day on which market capitalization data was used for the most recent annual reconstitution of the index, the market capitalization range of the companies to be included in the index as of the reconstitution date was between $144 million and $4.4 billion. The equity securities in which the Fund invests are primarily common stocks of U.S. companies, but may also include exchange-traded funds (“ETFs”) with economic characteristics similar to equity securities.

Villanova Investment Management Company, LLC (the “Sub-Adviser” or “VIMCO”) seeks to generate long-term capital appreciation for the Fund by employing its distinctive private market value approach to public equities, while focusing on downside protection and a margin of safety. The Sub-Adviser approaches investing as a private buyer would, focusing on long-term business fundamentals and value creation while relying on absolute, not relative, valuations. The Sub-Adviser’s strategy is to invest only in companies with superior business models, sustainable competitive advantages, and underlevered balance sheets, that produce substantial free cash flows and are led by expert management teams. By combining rigorous fundamental research with detailed financial analysis and proprietary decision making tools, the Sub-Adviser seeks to allocate the Fund’s assets to securities in one of three investment categories: compounder, discount-to-value, and special situation. Compounders are companies that compound their enterprise value over an extended period of time through organic growth opportunities and the deployment of capital at attractive rates of return. Discount-to-value companies are those that trade below the Sub-Adviser’s assessment of their private market value (i.e. the amount that a private investor would be willing to pay for the company). Special situations are unique investment opportunities stemming from extraordinary circumstances (e.g. mergers and acquisitions or bankruptcies). To be considered for inclusion in the Fund’s portfolio, a security must meet a minimum expected rate of return, the level and duration of which depends on the security’s investment category.

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The Sub-Adviser may sell a security held by the Fund for risk management purposes, or when the expected rate of return of the security falls below a pre-determined threshold, the fundamental characteristics of the company change, the market capitalization of the company is no longer within the range of the Russell 2000 Index, or the Sub-Adviser identifies a more attractive investment opportunity.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk – The Fund is subject to the risk that the Sub-Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

ETFs Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an active or index ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Small Cap Company Risk – Small cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, small cap companies may be less financially secure than large- and mid-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Small cap stock prices may be more volatile than large- and mid-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

 12

Value Style Risk – Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Sub-Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations, is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Special Situations Risk – Investments in special situations may involve greater risks when compared to other investment strategies. Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where the Fund may be unable to recoup some or all of its investment.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Performance Information

The Fund commenced operations on December 29, 2017 and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available by calling 1-855-4-ALPHAONE.

Investment Adviser and Investment Sub-Adviser

AlphaOne Investment Services, LLC serves as investment adviser to the Fund. Villanova Investment Management Company LLC serves as investment sub-adviser to the Fund.

Portfolio Managers

Rastislav Berlansky, CFA, Principal and Portfolio Manager at the Sub-Adviser, has managed the Fund since its inception in 2017.

Edward A. Trumpbour, Principal and Portfolio Manager at the Sub-Adviser, has managed the Fund since its inception in 2017.

 13

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 15 of the Prospectus.

 14

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

To purchase Institutional Class or Investor Class Shares of the Funds for the first time, you must invest at least $100,000 or $2,500, respectively. Subsequent investments of Institutional Class or Investor Class Shares of the Funds must be made in amounts of at least $10,000 or $100, respectively.

The Funds reserve the right to waive or reduce the minimum investment amounts in their sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Funds directly by mail at: AlphaOne Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: AlphaOne Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by telephone at 1-855-4-ALPHAONE.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

Tax Information

The Funds intend to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distributions will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

 15

More Information about Risk

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The Adviser’s and the Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser or the Sub-Adviser does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The AlphaOne NextGen Technology Fund is non-diversified, meaning that the Fund may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Accordingly, the AlphaOne NextGen Technology Fund will be more susceptible to negative events affecting a small number of holdings than a diversified fund.

Equity Risk – Equity securities in which the Funds invest include publicly and privately issued equity securities, common and preferred stocks, warrants, shares of American Depositary Receipts (“ADRs”) and rights to subscribe to common stock and convertible securities. Common stock represents an equity, or ownership, interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Foreign Company Risk – Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the U.S. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

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Foreign Currency Risk – Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Funds’ performance. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Currency exchange rates can be volatile and can be affected by, among other factors, the actions or inactions by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls, speculation, or general economic or political developments in the U.S. or a foreign country.

ETFs Risk – Exchange-traded funds (“ETFs”) are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Funds invest in ETFs, the Funds will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an active or index ETF, and the value of the Funds’ investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Funds. Accordingly, the Funds’ investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Technology Companies Risk – Technology companies are characterized by periodic new product introductions, innovations and evolving industry standards, and, as a result, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies; these risks may be heightened for technology companies in foreign markets. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, changes in consumer and business purchasing patterns, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Technology companies may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors. Finally, while all companies may be susceptible to network security breaches, certain technology companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

More Information about Fund Objectives and Investments

The investment objective of each Fund is to seek long-term capital appreciation. The investment objective of each Fund may not be changed by the Board without shareholder approval.

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The investments and strategies described in this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may not achieve its investment objective. A Fund will do so only if the Adviser or the Sub-Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

This Prospectus describes the Funds’ principal investment strategies and risks, and the Funds will normally invest in the types of investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, the Funds also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in the Prospectus, are described in detail in the Funds’ Statement of Additional Information (“SAI”). For information on how to obtain a copy of the SAI see the back cover of this Prospectus. Of course, there is no guarantee that the Funds will achieve their investment goals.

Information about Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

Investment Adviser

AlphaOne Investment Services, LLC, a Delaware limited liability company formed in 2008, serves as the investment adviser to the Funds. The Adviser is a wholly owned subsidiary of AlphaOne Capital Partners, LLC, which, in turn, is a wholly owned subsidiary of AlphaOne Holding, LLC, a private company owned by Paul J. Hondros. The Adviser’s principal place of business is located at 789 E Lancaster Avenue, Suite 120, Villanova, Pennsylvania 19085. As of December 31, 2017, the Adviser had approximately $354 million in assets under management.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment programs. In addition, the Adviser oversees Villanova Investment Management Company LLC (“VIMCO” or the “Sub-Adviser”) to ensure its compliance with the investment policies and guidelines of the AlphaOne VIMCO Small Cap Value Fund and monitors the Sub-Adviser’s adherence to its investment style. The Board supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and the Sub-Adviser must follow in their management activities. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the AlphaOne VIMCO Small Cap Value Fund.

For its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee
AlphaOne Small Cap Opportunities Fund	1.00%
AlphaOne NextGen Technology Fund	0.90%
AlphaOne VIMCO Small Cap Value Fund	0.90%

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding 12b-1 Fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) for Institutional Class Shares and Investor Class Shares from exceeding certain levels as set forth below (each, a “contractual expense limit”) until the applicable initial term end date set forth below. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the applicable initial term end date.

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Fund	Contractual Expense Limit	Initial Term End Date
AlphaOne Small Cap Opportunities Fund	1.50%	February 28, 2019
AlphaOne NextGen Technology Fund	1.40%	February 28, 2021
AlphaOne VIMCO Small Cap Value Fund	1.40%	February 28, 2021

In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made pursuant to the contractual expense limit during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

The Adviser has also voluntarily agreed to further reduce its fees and/or reimburse expenses in order to keep the AlphaOne Small Cap Opportunities Fund’s net operating expenses (not including excluded expenses) from exceeding 1.42% of the Fund’s average daily net assets (the “voluntary expense limit”). The Adviser intends to continue this voluntary expense limit until further notice, but may discontinue all or part of it at any time.

For the fiscal year ended October 31, 2017, the Adviser received advisory fees, stated as a percentage of average daily net assets of each Fund, as follows:

AlphaOne Small Cap Opportunities Fund	1.00%
AlphaOne NextGen Technology Fund	N/A1
AlphaOne VIMCO Small Cap Value Fund	N/A1

[1]	Not in operation during the period.

Investment Sub-Adviser

VIMCO

Villanova Investment Management Company LLC, a Delaware limited liability company formed in 2016, serves as the investment sub-adviser to the AlphaOne VIMCO Small Cap Value Fund. VIMCO is majority-owned by Berlansky/Trumpbour Investment Management Company LLC, which, in turn, is owned by Messrs. Rastislav Berlansky and Edward A. Trumpbour. AlphaOne Capital Partners, LLC is a minority owner of VIMCO. VIMCO’s principal place of business is located at 789 E Lancaster Avenue, Suite 120, Villanova, Pennsylvania 19085. As of December 31, 2017, VIMCO had approximately $6.2 million in assets under management.

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For its services to the AlphaOne VIMCO Small Cap Value Fund, VIMCO is entitled to a fee from the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.675% of the average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement and investment sub-advisory agreements will be available in the Funds’ Semi-Annual Report to Shareholders dated April 30, 2018.

Portfolio Managers

AlphaOne Small Cap Opportunities Fund

The AlphaOne Small Cap Opportunities Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

Daniel Goldfarb has been with the Adviser since 2009 when his investment team transitioned to the Adviser from OFI Institutional Asset Management. He serves as Head of the Fundamental Small/Micro Cap team and is responsible for managing the Adviser’s Micro Cap Core, Small Cap Growth, and Small Cap Core strategies. He has also served as an equity analyst for these strategies since their inception in 2000. He serves as Senior Portfolio Manager of the AlphaOne Small Cap Opportunities Fund and is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Goldfarb served as a managing director/portfolio manager with the OFI Institutional/Babson Capital organization since 1995. Previously, Mr. Goldfarb held positions at Drexel Burnham Lambert, Smith Barney, and Wilmington Trust. Mr. Goldfarb has covered financial institutions during his entire career as well as several other industries including telecom, electric utilities, and real estate investment trusts. He holds a B.A. from Hobart College and an M.B.A. from Vanderbilt University. Mr. Goldfarb is a CFA charterholder and Treasurer of the Bank Analyst Association of Boston.

Chris Crooks has been with the Adviser since 2009. He is a portfolio manager for the Fundamental Small Cap Core/Growth team and is responsible for managing the Adviser’s Micro Cap Core and Small Cap Core strategies. Mr. Crooks also serves as an equity analyst for the Micro Cap Core, Small Cap Core, and Small Cap Growth strategies. He is jointly and primarily responsible for the day-to-day management of the AlphaOne Small Cap Opportunities Fund. Prior to joining the Adviser, Mr. Crooks worked in the OFI Institutional/Babson Capital organization since 2003. Previously, Mr. Crooks was a managing director/analyst at Commerce Capital Markets responsible for covering the specialty chemicals and materials sectors. He also was a senior research analyst at Janney Montgomery Scott, LLC. He holds a B.S. in Chemical Engineering from Drexel University and an M.B.A. from Villanova University. Mr. Crooks is a CFA charterholder and is a member of the American Chemical Society.

AlphaOne NextGen Technology Fund

Dan Niles has been with the Adviser since 2009. He serves as a Senior Portfolio Manager of the AlphaOne NextGen Technology Fund and is primarily responsible for the day-to-day management of the Fund. From 2004 to 2009, Mr. Niles was a Managing Director at Neuberger Berman, Inc., a subsidiary of Lehman Brothers, and Chief Executive Officer of Neuberger Berman Technology Management, LLC. Mr. Niles first joined Lehman Brothers in May 2000, as the Senior Sell-Side Equity Research Analyst covering computer hardware and semiconductors. Prior to joining Lehman Brothers, Mr. Niles was a Managing Director in Equity Research at Robertson Stephens and, from 1990 to 1997, was in Robertson’s mergers and acquisitions group. Before starting his Wall Street career, Mr. Niles was an Engineer at Digital Equipment Corporation. Mr. Niles received a M.S. in Electrical Engineering from Stanford University and a B.S. in Systems Engineering from Boston University.

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AlphaOne VIMCO Small Cap Value Fund

The AlphaOne VIMCO Small Cap Value Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

Rastislav Berlansky, CFA, co-founded VIMCO in 2016. He is jointly and primarily responsible for the day-to-day management of the AlphaOne VIMCO Small Cap Value Fund. Before forming VIMCO, Mr. Berlansky was a Managing Director, Co-Head of the Absolute Value Team, and lead portfolio manager of the Small Cap Value product at Brandywine Global Investment Management (“Brandywine”). He also served as co-portfolio manager for the Small/Mid Cap Value product and equity analyst for all Absolute Value Equity portfolios at Brandywine. Prior to joining Brandywine in 2003, Mr. Berlansky was an analyst with LLR Partners, Inc. and a senior associate for PricewaterhouseCoopers in its Corporate Valuation Group. Mr. Berlansky is a CFA charterholder and earned a B.S. in Business Administration from Villanova University, graduating summa cum laude.

Edward A. Trumpbour co-founded VIMCO in 2016. He is jointly and primarily responsible for the day-to-day management of the AlphaOne VIMCO Small Cap Value Fund. Before forming VIMCO, Mr. Trumpbour was a member of the Executive Board, a Managing Director, and the founder and co-head of the Absolute Value Team at Brandywine. He also served as lead portfolio manager of the Small/Mid Cap Value product and co-portfolio manager of the Small Cap Value product at Brandywine. Prior to joining Brandywine in 1996, Mr. Trumpbour was a vice president and senior portfolio manager of the Institutional Large Cap Value Team at Delaware Investment Advisers (“Delaware”). While at Delaware, he launched and managed the Delaware Value Fund, renamed the Delaware Small Cap Value Fund, a fund investing in small and mid-capitalization equities. Additionally, Mr. Trumpbour served as an analyst with Gabelli Asset Management. He earned an M.B.A. in Finance from The Wharton School of The University of Pennsylvania and B.S.B.A. in Finance from Georgetown University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

AlphaOne Small Cap Opportunities Fund Related Performance Data of the Adviser

The following table gives the related performance of all actual, fee-paying separate accounts, referred to as the “Composite,” managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the AlphaOne Small Cap Opportunities Fund. The Composite does not reflect all of the Adviser’s assets under management. A complete list of the firm’s composite descriptions is available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

The Adviser claims compliance with the Global Investment Performance Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards. The Adviser has been independently verified for the periods January 1, 2000 to December 31, 2016. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS standards. The Composite has been examined for the periods January 1, 2000 to December 31, 2016. The verification and performance examination reports are available upon request.

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Performance results are presented both net of fees and gross of fees. “Net of fees” performance results are net of all fees, expenses and, if applicable, sales loads or placements fees. Because of variation in fee levels, “net of fees” Composite returns may not be reflective of performance in any one particular portfolio. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the Composite (net of fees) reflects the Adviser’s applicable portfolio fees and expenses; however, the Fund’s fees and expenses are generally expected to be higher than those of the Composite. If the Fund’s fees and expenses had been imposed on the Composite, the performance shown below would have been lower. The Composite is also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Composite was subject to the same federal securities and tax laws as the Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

Performance Information for the Adviser’s Small Cap Opportunities Composite1,2

(January 1, 2000 through December 31, 2017)

The following data illustrates the past performance of the Adviser in managing substantially similar accounts and does not represent the performance of the AlphaOne Small Cap Opportunities Fund.

Year	Annual Total Return (Net of Fees)[3]	Annual Total Return (Gross of Fees)[3]	Russell 2000 Index[4]	Number of Portfolios	Dispersion[5]	Total Composite Assets at End of Period ($ thousands)	Percentage of Firm Assets
2017	8.99%	10.11%	14.65%	7	0.08%	$283,557	80.21%
2016	25.93%	27.26%	21.31%	5	0.1%	$254,051	78.77%
2015	2.65%	3.82%	-4.41%	7	0.05%	$218,159	74.37%
2014	1.11%	2.17%	4.89%	7	0.3%	$214,007	75.47%
2013	39.66%	40.97%	38.82%	6	0.1%	$221,275	50.89%
2012	13.95%	15.03%	16.35%	8	0.0%	$186,032	40.62%
2011	1.92%	2.91%	-4.18%	10	0.1%	$155,463	41.90%

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2010	28.78%	29.99%	26.85%	9	0.3%	$184,575	49.60%
2009	15.52%	16.67%	27.17%	17	0.8%	$199,893	0.75%
2008	-23.93%	-23.15%	-33.79%	20	0.6%	$281,344	0.64%
2007	3.13%	4.16%	-1.57%	14	0.5%	$274,233	0.49%
2006	15.93%	17.08%	18.37%	17	0.6%	$286,015	0.58%
2005	10.69%	11.79%	4.55%	24	0.3%	$380,000	0.29%
2004	19.33%	20.51%	18.33%	25	0.6%	$423,000	0.55%
2003	43.28%	44.71%	47.25%	22	1.0%	$352,000	0.98%
2002	-7.18%	-6.24%	-20.48%	21	1.0%	$261,000	1.01%
2001	30.20%	31.48%	2.49%	12	1.4%	$213,000	1.38%

[1]	The Composite was created in June 1998. The Composite includes fully discretionary portfolios and, prior to June 30, 1998, included a non-fee paying portfolio. The minimum portfolio value requirement for inclusion in the Composite initially was set at $3 million; however, the minimum value was removed in July 2008.

Performance results include all portfolios under the Adviser’s management that meet the Composite definition. A portfolio is included in the Composite when it is deemed that the investments made by the Adviser fully reflect the intended investment strategy. Inclusion will occur by the later of (i) when a portfolio meets the minimum portfolio value for the Composite, if such minimum portfolio value was applicable at the time of inclusion, or (ii) the fifth monthly performance measurement period after the assets come under management. Closed portfolios are included through the last full month under management.

[2]	Management has used a time-weighted, monthly linked rate of return formula with daily adjustments for cash flows, described below. The monthly rate of return for an eligible account is the percentage change in the market value of the account during the month, taking into account the effect of any cash additions or withdrawals that occur during the month. Such cash additions or withdrawals are accounted for using the modified Dietz method. The modified Dietz method weights each cash flow by the amount of time it is held in the portfolio. Management defines a significant cash flow as monthly cash contributions or withdrawals in excess of 10% of an account’s value. If management determines that a significant cash flow disrupts the implementation of the investment style and strategy for the respective account, the account is temporarily removed from the Composite at the beginning of the month in which the significant cash flow occurs. The account is returned to the respective Composite the following month. Additional information regarding the treatment of significant cash flows and the calculation of returns is available upon request.

Monthly Composite returns are calculated by asset weighting each account’s monthly return based on the beginning-of-month market values. Each quarterly Composite rate of return is determined by compounding the asset-weighted monthly rates of return. The annual returns are computed by compounding the quarterly rates of return.

Performance results are net of execution costs, exclude the effect of all income taxes, and assume the reinvestment of all interest, dividends, and capital gains. Performance presented is based on returns in U.S. dollars. Investments are valued using an independent pricing source. Interest income is recorded as earned. Dividend income is recorded on the ex-dividend date.

[3]	The Composite gross-of-fees returns shown include the reinvestment of income and the impact of transaction costs, but do not include the deduction of investment advisory fees or any other account expenses, such as custodial fees. Composite net of fee returns reflect the deduction of the maximum investment advisory fee as determined by the fee schedule. Composite net of fees returns are net of all fees, expenses and, if applicable, sales loads or placements fees. While actual portfolios incur transaction expenses, pay investment advisory fees, and may incur other account expenses, the benchmark index is shown without the impact of such charges.

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[4]	The Russell 2000 Index is a market cap-weighted index that measures the performance of the 2,000 smallest stocks in the Russell 3000 Index.

[5]	Composite dispersion measures the consistency of a firm’s composite performance results with respect to the individual account returns within the composite for the full year. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented within the Composite for a full year. For periods where less than five accounts were included in the Composite, dispersion is not disclosed, as it is not considered meaningful.

AlphaOne VIMCO Small Cap Value Fund Related Performance Data

The following table gives the related performance of all accounts (each, an “Account”), referred to as a “Composite,” managed by VIMCO that have investment objectives, policies and strategies substantially similar to those of the AlphaOne VIMCO Small Cap Value Fund. The data illustrates the past performance of VIMCO in managing substantially similar accounts. The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of VIMCO.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. VIMCO has prepared and presented the Composite performance in compliance with the Global Investment Performance Standards (GIPS®). VIMCO’s policies on calculating performance and preparing GIPS® compliant performance presentations are available upon request.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. “Net of fees” returns reflect the deduction of investment management fees, as well as the deduction of any brokerage commissions, execution costs, sales loads and account fees paid by the Accounts, while “gross of fees” returns do not reflect the deduction of investment management fees. All fees and expenses, except custodial fees, if any, were included in the calculations. “Net of fees” returns are calculated using the highest stated investment management fee for the strategy. The Composite performance information is calculated in and expressed in U.S. dollars, without taking into account federal or state income taxes.

Because of variation in fee levels, the “net of fees” returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Fund’s fees and expenses are generally expected to be higher than those of the Composite. If the Fund’s fees and expenses had been imposed on the Composite, the performance shown below would have been lower. The Accounts are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts were subject to the same federal securities and tax laws as the Fund.

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The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE ALPHAONE VIMCO SMALL CAP VALUE FUND.

Performance Information for VIMCO’s Small Cap Value Composite

Total Pre-Tax Returns (As of 12/31/17)
Time Period	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	Russell 2000 Value Total Return Index[2]	Number of Accounts at End of Period	Total Composite Assets at End of Period ($ millions)
2017	11.27%	12.53%	7.84%	3	$6.2
Since Inception[1]	19.54%	21.00%	17.50%	3	$6.2

[1]	The inception date of the Composite is September 1, 2016.

[2]	The Russell 2000 Value Total Return Index is a market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

Each Fund offers two classes of shares to investors, Institutional Class Shares and Investor Class Shares. Each share class has its own investment minimums and cost structure, as summarized below. Contact your financial intermediary or the Funds for more information about the Funds’ share classes and how to choose between them.

Class Name	Investment Minimums	Fees
Institutional Class Shares	Initial - $100,000 Subsequent – $10,000	No Rule 12b-1 Fee
Investor Class Shares	Initial - $2,500 Subsequent – $100	0.25% 12b-1 Fee

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Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from the Funds or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

Each Fund reserves the right to accept investments of smaller amounts in its sole discretion.

How to Purchase Fund Shares

To purchase shares directly from the Funds, complete and send in the application. If you need an application or have questions, please call 1-855-4-ALPHAONE. Applications are also available on the Adviser’s website at www.alphaonecapital.com.

All initial investments must be made by check or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Funds reserve the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest By Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class. Make your check payable to “AlphaOne Funds.”

Regular Mail Address

AlphaOne Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

AlphaOne Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

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The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 1-855-4-ALPHAONE for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

Wiring Instructions

UMB Bank, N.A.

ABA#: 101000695

AlphaOne Funds

DDA# 9870523965

Ref: Fund name/account name/share class/account number

By Automatic Investment Plan (via Automated Clearing House (“ACH”)) (Investor Class Shares Only)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually and annually in amounts of at least $100. To cancel or change a plan, write to the Funds at: AlphaOne Funds, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: AlphaOne Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. Each Fund’s price per share will be the next determined NAV after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Fund was provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund (or an authorized institution) must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, each Fund reserves the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

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Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time each Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as an agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Funds with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Funds Calculate NAV

The NAV of each Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

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There may be limited circumstances in which the Funds would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Purchases In-Kind

Subject to the approval of a Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

To purchase Institutional Class or Investor Class Shares of the Funds for the first time, you must invest at least $100,000 or $2,500, respectively. Subsequent investments of Institutional Class or Investor Class Shares of the Funds must be made in amounts of at least $10,000 or $100, respectively. The Funds reserve the right to waive or reduce the minimum investment amounts in their sole discretion.

Fund Codes

The reference information listed below will be helpful to you when you contact the Funds to purchase or exchange Institutional Class Shares and Investor Class Shares, check daily NAV or obtain additional information.

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Fund Name	Ticker Symbol	CUSIP	Fund Code
AlphaOne Small Cap Opportunities Fund
Institutional Class	AOMCX	00769G857	8611
Investor Class	AOMAX	00769G865	8610
AlphaOne NextGen Technology Fund
Institutional Class	AONTX	0075W0395	8619
Investor Class	AONAX	0075W0387	8620
AlphaOne VIMCO Small Cap Value Fund
Institutional Class	VIMIX	0075W0429	8621
Investor Class	VIMOX	0075W0411	8622

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-855-4-ALPHAONE.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Funds must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before granting a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-855-4-ALPHAONE for more information.

The sale price of each share will be the next determined NAV after a Fund (or an authorized institution) receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

•	The Fund name;

•	The share class;

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•	The account number;

•	The dollar amount or number of shares you wish to redeem;

•	The account name(s); and

•	The address to which redemption (sale) proceeds should be sent.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by the Funds after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

AlphaOne Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

AlphaOne Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-855-4-ALPHAONE to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH) (Investor Class Shares Only)

If your account balance is at least $2,500, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH).

To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Receiving Your Money

Normally, the Funds will send your sale proceeds within one Business Day after they receive your redemption request. The Funds, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Funds. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

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The Funds typically expect to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Funds may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Funds may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If because of redemptions your account balance for the AlphaOne Small Cap Opportunities Fund drops below $50,000 for Institutional Class Shares and $1,250 for Investor Class Shares you may be required to sell your shares.

If because of redemptions your account balance for the AlphaOne NextGen Technology Fund or AlphaOne VIMCO Small Cap Value Fund drops below $25,000 for Institutional Class Shares and $500 for Investor Class Shares you may be required to sell your shares.

The Funds generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. Each Fund reserves the right to waive the minimum account value requirement in its sole discretion. If your Fund shares are redeemed for this reason within 90 days of their purchase, the redemption fee will not be applied.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when trading on the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the U.S. Securities and Exchange Commission (the “SEC”). More information about this is in the SAI.

How to Exchange Your Fund Shares

At no charge, you may exchange Institutional Class Shares or Investor Class Shares of one AlphaOne Fund for Institutional Class Shares or Investor Class Shares of another AlphaOne Fund by writing to or calling the Funds. Exchanges are subject to the minimum investment requirements and the fees and expenses of the AlphaOne Fund that you exchange into. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

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The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Payments to Financial Intermediaries

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Class Shares of a Fund is 0.25%.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

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The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair values. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

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In addition, Funds that invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control.

The Funds’ policies and procedures include:

•	Shareholders are restricted from making more than one (1) “round trip,” including exchanges, into or out of a Fund within any 90-day period. If a shareholder exceeds this amount, the applicable Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a “round trip” as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	The Funds assess a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in “Redemption Fee”).

•	The Funds reserve the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or the Adviser or the Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Funds.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

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The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, each Fund charges a 2.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 90 days. The redemption fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the applicable Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Funds or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and systems limitations, intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds’. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary’s customers.

Each Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

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What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

Each Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, each Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

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Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder's financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-855-4-ALPHAONE.

Dividends and Distributions

Each Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution. Dividends and distributions will automatically be reinvested in additional shares of a Fund, unless you elect to have the distributions paid in cash. To elect to receive your distribution in cash, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions made available by a Fund in cash after the Fund receives your notice. To cancel your election, simply send written notice to the Fund. Distributions from a Fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Shareholders who reinvest distributions in a Fund will be required to pay taxes on such distributions from other resources.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including distributions of net short-term capital gains), other than distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Funds as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

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You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. The gain or loss on the sale of Fund shares generally are treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

 39

This Prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

 40

Financial Highlights

The table that follows presents performance information about the AlphaOne Small Cap Opportunities Fund. The information is intended to help you understand the Fund’s financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm for the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Fund, which is available upon request by calling 1-855-4-ALPHAONE.

Because the AlphaOne NextGen Technology Fund and AlphaOne VIMCO Small Cap Value Fund were not in operation as of the fiscal year ended October 31, 2017, financial highlights are not available.

 41

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the year ended October 31,

	Net Asset Value Beginning of Year	Net Investment Loss^	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Distributions from Investment Income	Distributions From Realized Gains	Net Asset Value, End of Year	Total Return‡	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers & Reimbursed Fees)	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
Institutional Class Shares
2017	$11.32	$(0.04)	$3.86	$3.82	$—	$(0.35)	$14.79	33.99%	$167,998	1.27%		1.27%	(0.26)%	26%
2016	12.27	(0.03)	(0.10)	(0.13)	—	(0.82)	11.32	(0.69)	127,013	1.30		1.30	(0.27)	27
2015	12.46	(0.05)	1.24	1.19	—	(1.38)	12.27	10.43	141,512	1.38	(1)	1.28	(0.38)	40
2014	12.42	(0.06)	0.72	0.66	(0.02)	(0.60)	12.46	5.47	131,663	1.42	(1)	1.28	(0.48)	75
2013	9.87	(0.02)	3.07	3.05	(0.02)	(0.48)	12.42	32.63	128,570	1.42		1.42	(0.14)	50
Investor Class Shares
2017	$11.19	$(0.07)	$3.80	$3.73	$—	$(0.35)	$14.57	33.57%	$1,512	1.52		1.52%	(0.53)%	26%
2016	12.15	(0.06)	(0.08)	(0.14)	—	(0.82)	11.19	(0.79)	737	1.55		1.55	(0.51)	27
2015	12.38	(0.08)	1.23	1.15	—	(1.38)	12.15	10.15	779	1.62	(1)	1.53	(0.63)	40
2014	12.36	(0.09)	0.71	0.62	—	(0.60)	12.38	5.28	646	1.67	(1)	1.53	(0.74)	75
2013	9.82	(0.05)	3.08	3.03	(0.01)	(0.48)	12.36	32.38	579	1.67		1.67	(0.44)	50

^	Calculation using average shares for the period.
‡	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts Designated as “—” are $0.

 42

The Advisors’ Inner Circle Fund

AlphaOne Funds

Investment Adviser

AlphaOne Investment Services, LLC

789 E Lancaster Avenue

Suite 120

Villanova, Pennsylvania 19085

Sub-Adviser (AlphaOne VIMCO Small Cap Value Fund)

Villanova Investment Management Company LLC

789 E Lancaster Avenue

Suite 120

Villanova, Pennsylvania 19085

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about The Advisors’ Inner Circle Fund and the Funds. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser and the Sub-Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	Call 1-855-4-ALPHAONE

By Mail:	AlphaOne Funds P.O. Box 219009 Kansas City, Missouri 64121-9009

By Internet:	www.alphaonecapital.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-06400.

ACP-PS-001-0800

Statement of Additional Information

ALPHAONE SMALL CAP OPPORTUNITIES FUND

Institutional Class Shares (AOMCX) (formerly, I Class Shares)

Investor Class Shares (AOMAX)

ALPHAONE NextGen TECHNOLOGY FUND

Institutional Class Shares (AONTX)

Investor Class Shares (AONAX)

ALPHAONE VIMCO SMALL CAP VALUE FUND

Institutional Class Shares (VIMIX)

Investor Class Shares (VIMOX)

each, a series of THE ADVISORS’ INNER CIRCLE FUND

March 1, 2018

Investment Adviser:

ALPHAONE INVESTMENT SERVICES, LLC

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the AlphaOne Small Cap Opportunities Fund, AlphaOne NextGen Technology Fund and AlphaOne VIMCO Small Cap Value Fund (each, a “Fund” and collectively, the “Funds”). This SAI is incorporated by reference into and should be read in conjunction with the Funds’ prospectus dated March 1, 2018, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the AlphaOne Small Cap Opportunities Fund, which includes the Fund’s audited financial statements dated October 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or the Funds’ annual or semi-annual report free of charge by calling 1-855-4-ALPHAONE.

i

Page

THE TRUST	1
DESCRIPTION OF PERMITTED INVESTMENTS	2
INVESTMENT LIMITATIONS	30
THE ADVISER AND SUB-ADVISER	33
THE PORTFOLIO MANAGERS	35
THE ADMINISTRATOR	36
THE DISTRIBUTOR	37
PAYMENTS TO FINANCIAL INTERMEDIARIES	37
THE TRANSFER AGENT	38
THE CUSTODIAN	38
INDEPENDENT Registered public Accounting firm	39
LEGAL COUNSEL	39
SECURITIES LENDING	39
TRUSTEES AND OFFICERS OF THE TRUST	39
PURCHASING AND REDEEMING SHARES	48
DETERMINATION OF NET ASSET VALUE	49
TAXES	50
FUND TRANSACTIONS	56
PORTFOLIO HOLDINGS	59
DESCRIPTION OF SHARES	60
SHAREHOLDER LIABILITY	60
LIMITATION OF TRUSTEES’ LIABILITY	60
PROXY VOTING	60
CODES OF ETHICS	60
Principal shareholders and control persons	61
APPENDIX A – Description of RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

March 1, 2018	ACP-SX-001-0800

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THE TRUST

General. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under an Agreement and Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

Description of Multiple Classes of Shares. The Trust is authorized to offer shares of the Funds in Institutional Class Shares and Investor Class Shares. The different classes provide for variations in certain distribution expenses and in the minimum investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectus. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution expenses, see “Payments to Financial Intermediaries” in this SAI.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of the Board of Trustees of the Trust (each a “Trustee” and together, the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon the written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

Non-Diversification. The AlphaOne NextGen Technology Fund is non-diversified, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund, which increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a “diversified” fund holding a greater number of investments. Accordingly, the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a “diversified” fund would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). For more information, see “Taxes” below. The AlphaOne Small Cap Opportunities Fund and the AlphaOne VIMCO Small Cap Value Fund are classified as “diversified” investment companies under the 1940 Act.

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DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below.

Fixed Income Securities

Fixed income securities, otherwise known as debt securities, consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. Issuers use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

U.S. Government Securities – The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds’ shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

 S-2

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15% instead of the previous 10%, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

Corporate Bonds – Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest and repay the principal amount of the bond or note.

Mortgage-Backed Securities – Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The investment managers will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets their investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Risks of Mortgage-Backed Securities – Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are:

▪	Payments of interest and principal are more frequent (usually monthly); and
▪	Falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in “Factors Affecting the Value of Debt Securities,” a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principals at a rate of interest that is lower than the rate on existing mortgage-backed securities.

 S-3

Asset-Backed Securities – These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Mortgage Pass-Through Securities – The Funds may invest in mortgage pass-through securities. In the basic mortgage pass-through structure, mortgages with a similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

Most transactions in mortgage pass-through securities occur through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. A Fund may use TBA transactions in several ways. For example, a Fund may enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.

 S-4

Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Funds will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the investment managers will monitor the creditworthiness of such counterparties. A Fund’s use of “TBA rolls” may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than other funds.

The Funds intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the investment managers.

Collateralized Mortgage Obligations (“CMOs”) – CMOs are one type of mortgage-backed security, which were first introduced in the early 1980’s. CMOs generally retain many of the yield and credit quality characteristics as mortgage pass-through securities, while reducing some of the disadvantages of pass-throughs. CMOs may be backed by several types of varying mortgage collateral. The most prevalent types of collateral are: U.S. agency (e.g., Ginnie Mae, Fannie Mae, or Freddie Mac) guaranteed mortgage pass-through securities, non-agency guaranteed mortgage loans, and commercial mortgage loans. Some CMOs are also characterized as a Real Estate Mortgage Investment Conduit (“REMIC”). A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

A key difference between traditional mortgage pass-through securities and CMOs is the mechanics of the principal payment process. Unlike pass-through securities, which simply pay a pro rata distribution of any principal and interest payments from the underlying mortgage collateral, CMOs are structured into multiple classes, each bearing a different stated maturity and each potentially having different credit rating levels. Each class of CMO, often referred to as a “tranche,” may be issued with a specific fixed interest rate or may pay a variable interest rate, which may change monthly. Each tranche must be fully retired by its final distribution date. Generally, all classes of CMOs pay or accrue interest monthly similar to pass-through securities.

The credit risk of all CMOs is not identical and must be assessed on a security by security basis. Generally, the credit risk of CMOs is heavily dependent upon the type of collateral backing the security. For example, a CMO collateralized by U.S. agency guaranteed pass-through securities will have a different credit risk profile compared to a CMO collateralized by commercial mortgage loans. Investing in the lowest tranche of CMO or REMIC certificates often involves risk similar to those associated with investing in non-investment grade rated corporate bonds. Additionally, CMOs may at times be less liquid than a regular mortgage pass-through security.

Government National Mortgage Association – Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by Ginnie Mae are treasury securities, which means the full faith and credit of the U.S. government backs them. Ginnie Mae guarantees the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages. Ginnie Mae does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund shares. To buy Ginnie Mae securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association – Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. Fannie Mae is regulated by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by Fannie Mae are agency securities, which means Fannie Mae, but not the U.S. government, guarantees their timely payment of principal and interest.

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Federal Home Loan Mortgage Corporation – Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers – Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Short-Term Investments – To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations – The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•	Bankers’ Acceptances – Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•	Certificates of Deposit – Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•	Time Deposits – Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Commercial Paper – Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Service (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P. See “Appendix A – Description of Ratings” for a description of commercial paper ratings.

Yankee Bonds – Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See “Foreign Securities.”

Zero Coupon Bonds – These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. A Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its securities to generate sufficient cash to satisfy certain income distribution requirements.

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These securities may include treasury securities, such as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

Terms to Understand:

Maturity – Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the stated maturity of each debt security held by the fund, with the maturity of each security weighted by the percentage of the assets of the fund it represents.

Duration – Duration is a calculation that seeks to measure the price sensitivity of a debt security, or the fund that invests in debt securities, to changes in interest rates. Duration measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years – the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities – The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

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▪	Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

▪	Prepayment Risk

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

▪	Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This relationship would increase both the sensitivity of a Fund to rising rates as well as the potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

▪	Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” Since an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the investment managers may determine that it is of investment-grade. The investment managers may retain securities that are downgraded, if they believe that keeping those securities is warranted.

Debt securities rated below investment-grade (“junk bonds”) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

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Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Funds currently use ratings compiled by Moody’s, S&P and Fitch Ratings. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section “Appendix A – Description of Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

The investment managers may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The investment managers monitor the rating of the security and will take such action, if any, they believe appropriate when they learn that a rating agency has reduced the security’s rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

Equity Securities

Types of Equity Securities:

Common Stocks – Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks – Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Convertible Securities – Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at a fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the investment managers take such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or a different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

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Rights and Warrants – A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities:

General Risks of Investing in Stocks – While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

▪	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

▪	Factors affecting an entire industry, such as increases in production costs; and

▪	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

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Small- and Medium-Sized Companies – Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Master Limited Partnerships – Master Limited Partnerships (“MLPs”) are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP’s interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Real Estate Investment Trusts – A real estate investment trust (“REIT”) is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

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REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Funds invest may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

The Funds may be subject to the risks associated with the direct ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences.

Foreign Securities

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. Consistent with their investment strategies, the Funds can invest in foreign securities in a number of ways:

▪	They can invest directly in foreign securities denominated in a foreign currency;
▪	They can invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments; and
▪	They can invest in investment funds.

Types of Foreign Securities:

American Depositary Receipts – ADRs as well as other “hybrid” forms of ADRs, including EDRs and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies.

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ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Emerging Markets – An “emerging market” country is generally a country that the International Bank for Reconstruction and Development (“World Bank”) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNPs”) than more developed countries.

Investment Funds – Some emerging market countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging market countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value (“NAV”).

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors – Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

▪	The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;
▪	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;
▪	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

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▪	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and
▪	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Funds’ ability to invest in a particular country or make it very expensive for the Funds to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest or may restrict the ability of foreign investors to repatriate their investment income and capital gains.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Funds’ investments.

Information and Supervision – There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

Stock Exchange and Market Risk – The investment managers anticipate that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

▪	Are generally more volatile than, and not as developed or efficient as, those in the United States;

▪	Have substantially less volume;

▪	Trade securities that tend to be less liquid and experience rapid and erratic price movements;

▪	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

▪	Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

▪	May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

▪	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

▪	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

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▪	In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

▪	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

▪	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

▪	Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk – While each Fund denominates its NAV in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

▪	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

▪	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

▪	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

▪	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

▪	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

▪	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes – Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Funds to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Funds receive from their investments.

Emerging Markets – Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

▪	Have relatively unstable governments;

▪	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

▪	Offer less protection of property rights than more developed countries; and

▪	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Corporate Loans – Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. A Fund may acquire an interest in corporate loans through the primary market by acting as one of a group of lenders of a corporate loan. The primary risk in an investment in corporate loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a corporate loan in which a Fund had invested would have an adverse effect on the Fund’s NAV. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in a Fund’s NAV. Other factors, such as rating downgrades, credit deterioration, large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing a Fund’s NAV. Corporate loans in which a Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in corporate loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral.

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In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, a Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its NAV. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, a Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

A Fund may also acquire an interest in corporate loans by purchasing participations (“Participations”) in and assignments (“Assignments”) of portions of corporate loans from third parties. By purchasing a Participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Participations typically will result in a Fund’s having a contractual relationship only with the lender and not the borrower. A Fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the Assignments.

A Fund may acquire corporate loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which a Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, a Fund may have difficulty disposing of its investments in corporate loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular loans, Assignments or Participations when necessary to meet a Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for corporate loans may also make it more difficult for a Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its NAV.

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Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Funds’ investment objectives and is legally permissible, the Funds may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the U.S. Securities and Exchange Commission (the “SEC”) and its staff. A Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivative instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund’s coverage requirements.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), a Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the investment managers’ ability to implement the Funds’ investment strategies and may adversely affect the Funds’ performance.

Types of Derivatives:

Futures – A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily NAV, each party marks to market its open futures positions.

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Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options – An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

▪	Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

▪	Allowing it to expire and losing its entire premium;

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▪	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

▪	Closing it out in the secondary market at its current price.

▪	Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only “covered” options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

▪	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

▪	A call option on the same security or index with the same or lesser exercise price;

▪	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

▪	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

▪	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

▪	Entering into a short position in the underlying security;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

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▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

▪	Maintaining the entire exercise price in liquid securities.

▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

•	Options on Credit Default Swaps

An option on a credit default swap gives the holder the right to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the credit default swap relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

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The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

▪	Combined Positions

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts – A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

▪	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

▪	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

▪	Do not require an initial margin deposit; and

▪	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

▪	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

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Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Equity-Linked Securities – The Funds may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Funds’ restrictions on investments in illiquid securities.

Swap Agreements – A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the investment managers believe that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Funds’ gains or losses. In order to reduce the risk associated with leveraging, the Funds may cover their current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

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▪	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

▪	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

▪	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

▪	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

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▪	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

▪	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

▪	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds’ gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices – The Funds’ ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The investment managers will try to minimize this risk by investing in only those contracts whose behavior they expect to correlate with the behavior of the portfolio securities they are trying to hedge. However, if the investment managers prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

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▪	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

▪	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

▪	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments precisely over time.

Lack of Liquidity – Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

▪	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

▪	Have to purchase or sell the instrument underlying the contract;

▪	Not be able to hedge its investments; and/or

▪	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

▪	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

▪	The facilities of the exchange may not be adequate to handle current trading volume;

▪	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

▪	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk – Successful use of derivatives by the Funds is subject to the ability of the investment managers to forecast stock market and interest rate trends. If the investment managers incorrectly predict stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the investment managers’ expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the investment managers’ expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

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Pricing Risk – At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If a Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin – Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage – The Funds’ use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds do not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

▪	Actual and anticipated changes in interest rates;

▪	Fiscal and monetary policies; and

▪	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation – The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Funds’ use of derivatives, and adversely impact the Funds’ ability to achieve their investment objectives. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Illiquid Securities

A Fund may purchase or hold illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. A Fund will not invest more than 15% of its net assets in illiquid securities. If the percentage of a Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities.

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Under current SEC staff guidelines, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Funds may not be able to sell illiquid securities when the investment managers consider it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that a Fund may invest in to the investment managers.

Money Market Securities

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P or Moody’s, or determined by the investment managers to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described above. For a description of ratings, see “Appendix A – Description of Ratings.”

Repurchase and Reverse Repurchase Agreements

Repurchase Agreements – A Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the investment managers. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the investment managers monitor compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. There is no limit on the amount of a Fund’s assets that may be invested in repurchase agreements with maturities that are within seven days of investment. The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the investment managers, liquidity or other considerations so warrant.

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Reverse Repurchase Agreements – A Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. Each Fund will in each instance establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

Securities of Other Investment Companies

The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its exchange-traded funds (“ETF”) investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, WisdomTree, Rydex, First Trust and SPDR ETFs (collectively, the “ETFs”) and procedures approved by the Board, each Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Securities Lending

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to the investment managers or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking-to-market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds’ securities lending agent, but will bear all of any losses from the investment of collateral.

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By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the investment managers will vote the securities in accordance with their proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Short Sales

As consistent with a Fund’s investment objective, the Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

Special Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds, the Adviser, the Sub-Adviser, the Funds’ distributor or custodian, or any other of the Funds’ intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investments in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

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INVESTMENT LIMITATIONS

Fundamental Policies

In addition to each Fund’s investment objective, the following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding shares of that Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The following fundamental policies apply to the AlphaOne Small Cap Opportunities Fund.

The Fund may not:

1.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Concentrate investments in a particular industry, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following fundamental policies apply to the AlphaOne NextGen Technology Fund and AlphaOne VIMCO Small Cap Value Fund.

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1.	Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions; provided, however, that the AlphaOne NextGen Technology Fund will concentrate its investments in securities of technology companies.

2.	Each Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Each Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Further,

6.	The AlphaOne VIMCO Small Cap Value Fund may purchase securities of an issuer, except if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following investment limitations of each Fund are non-fundamental and may be changed by the Board without shareholder approval.

The following non-fundamental policies apply to the AlphaOne Small Cap Opportunities Fund.

The Fund may not:

1.	Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

2.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this SAI.

3.	Change its investment strategies to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization companies at the time of initial purchase. This policy may be changed with 60 days’ prior written notice to shareholders.

4.	Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

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The following non-fundamental policies apply to the AlphaOne NextGen Technology Fund and AlphaOne VIMCO Small Cap Value Fund.

1.	Each Fund may not purchase an investment if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid securities.

2.	Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

3.	Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s net assets in an industry, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Commodities and Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitation as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

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THE ADVISER AND SUB-ADVISER

Investment Adviser

General. The Adviser, AlphaOne Investment Services, LLC (“AlphaOne” or the “Adviser”), is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser was established in 2008 as a Delaware limited liability company. The Adviser is a wholly owned subsidiary of AlphaOne Capital Partners, LLC, which, in turn, is a wholly owned subsidiary of AlphaOne Holding, LLC, a private company owned by Paul J. Hondros. As of December 31, 2017, the Adviser had approximately $354 million in assets under management. The Adviser’s principal business address is 789 E Lancaster Avenue, Suite 120, Villanova, Pennsylvania 19085.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment programs. In addition, the Adviser oversees Villanova Investment Management Company LLC (“VIMCO” or the “Sub-Adviser”) to ensure its compliance with the investment policies and guidelines of the AlphaOne VIMCO Small Cap Value Fund and monitors the Sub-Adviser’s adherence to its investment style. The Board supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and the Sub-Adviser must follow in their management activities.

Advisory Agreement. The Trust and the Adviser have entered into an investment advisory agreement dated March 24, 2011 (the “Advisory Agreement”) with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment programs, subject to the supervision of, and policies established by, the Trustees.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to any Fund, by a majority of the outstanding voting securities of the Fund or, by the Adviser, on not less than 30 days’ nor more than 60 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee
AlphaOne Small Cap Opportunities Fund	1.00%
AlphaOne NextGen Technology Fund	0.90%
AlphaOne VIMCO Small Cap Value Fund	0.90%

The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of a Fund. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the AlphaOne VIMCO Small Cap Value Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding 12b-1 Fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) for Institutional Class Shares and Investor Class Shares from exceeding certain levels as set forth below (each, a “contractual expense limit”) until the applicable initial term end date set forth below. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on the applicable initial term end date.

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Fund	Contractual Expense Limit	Initial Term End Date
AlphaOne Small Cap Opportunities Fund	1.50%	February 28, 2019
AlphaOne NextGen Technology Fund	1.40%	February 28, 2021
AlphaOne VIMCO Small Cap Value Fund	1.40%	February 28, 2021

In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made pursuant to the contractual expense limit during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

The Adviser has also voluntarily agreed to further reduce its fees and/or reimburse expenses in order to keep the AlphaOne Small Cap Opportunities Fund’s net operating expenses (not including excluded expenses) from exceeding 1.42% of the Fund’s average daily net assets (the “voluntary expense limit”). The Adviser intends to continue this voluntary expense limit until further notice, but may discontinue all or part of it at any time.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the following advisory fees:

Fund	Contractual Advisory Fees			Fees Waived by the Adviser			Total Fees Paid to the Adviser (After Waivers)
	2015	2016	2017	2015	2016	2017	2015	2016	2017
AlphaOne Small Cap Opportunities Fund	$1,375,205	$1,321,661	$1,547,008	$0	$0	$0	$1,506,724[1]	$1,321,661	$1,547,008
AlphaOne NextGen Technology Fund	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2
AlphaOne VIMCO Small Cap Value Fund	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

[1]	Includes recovery of previously waived fees amounting to $131,519.
[2]	Not in operation during the period.

Investment Sub-Adviser

VIMCO

General. Villanova Investment Management Company LLC is a professional investment management firm registered with the SEC under the Advisers Act. VIMCO was established in 2016 as a Delaware limited liability company. VIMCO is majority-owned by Berlansky/Trumpbour Investment Management Company LLC, which, in turn, is owned by Messrs. Rastislav Berlansky and Edward A. Trumpbour. AlphaOne Capital Partners, LLC is a minority owner of VIMCO. VIMCO’s principal business address is 789 E Lancaster Avenue, Suite 120, Villanova, Pennsylvania 19085. As of December 31, 2017, VIMCO had approximately $6.2 million in assets under management.

Sub-Advisory Agreement. VIMCO and the Adviser have entered into an investment sub-advisory agreement dated December 20, 2017 (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, VIMCO serves as the investment sub-adviser for the AlphaOne VIMCO Small Cap Value Fund, makes investment decisions for the Fund and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Adviser and the Board. After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the AlphaOne VIMCO Small Cap Value Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the AlphaOne VIMCO Small Cap Value Fund, by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to VIMCO, or by VIMCO on not less than 30 days’ nor more than 60 days’ written notice to the Adviser.

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Sub-Advisory Fees. For its services provided to the AlphaOne VIMCO Small Cap Value Fund pursuant to the Sub-Advisory Agreement, VIMCO is entitled to a fee from the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.675% of the Fund’s average daily net assets.

THE PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and how they are compensated.

Compensation.

AlphaOne. The Adviser compensates the portfolio managers for their management of the AlphaOne Small Cap Opportunities Fund and AlphaOne NextGen Technology Fund. The portfolio managers’ compensation consists of a combination of salary and bonus. Each portfolio manager’s bonus is calculated based on a profit sharing program which calibrates net profits derived from the portfolio manager’s individual strategy with the strength and quality of the stock picking of the portfolio manager.

VIMCO. The compensation of the portfolio managers will be based on the profitability of VIMCO and will consist of base salary, benefits and residual cash flows, the amount of which will reflect their corresponding equity ownership in the firm.

Fund Shares Owned by the Portfolio Managers. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares Owned[1]
AlphaOne
Chris Crooks	None
Dan Goldfarb	$100,001 - $500,000 (AlphaOne Small Cap Opportunities Fund)
Dan Niles	None
VIMCO
Rastislav Berlansky, CFA	None
Edward A. Trumpbour	None

1	Valuation date is October 31, 2017.

Other Accounts. In addition to the Funds, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

Name	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)
AlphaOne
Chris Cooks	0	$0	0	$0	7	$113
Dan Goldfarb	0	$0	0	$0	7	$113
Dan Niles	0	$0	1[1]	$52.0	0	$0
VIMCO
Rastislav Berlansky, CFA	0	$0	1	$4.3	1	$1.6
Edward A. Trumpbour	0	$0	1	$4.3	1	$1.6

[1]	This account is subject to a performance-based advisory fee.

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Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. In addition, it is also possible that a potential conflict of interest may arise because a portfolio manager manages an account with a performance-based management fee in addition to a Fund and other accounts without a performance-based fee. However, the Adviser and the Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts they manage are fairly and equitably allocated.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums. For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the following amounts for these services:

Fund	Administration Fees Paid
	2015	2016	2017
AlphaOne Small Cap Opportunities Fund	$151,272	$145,384	$170,171
AlphaOne NextGen Technology Fund	N/A1	N/A1	N/A1
AlphaOne VIMCO Small Cap Value Fund	N/A1	N/A1	N/A1

[1]	Not in operation during the period.

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THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Distribution Plan. The Trust has adopted a Distribution Plan with respect to the Investor Class Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Funds. All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Funds grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Funds may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of a Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Investor Class Shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Payments Under the Distribution Plan. For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the Distributor the following fees pursuant to the Plan:

Fund	Share Class	12b-1 Fees Paid			12b-1 Fees Retained by the Distributor
		2015	2016	2017	2015	2016	2017
AlphaOne Small Cap Opportunities Fund	Investor Class	$1,787	$2,479	$ 2,727	$1,354	$822	$899
AlphaOne NextGen Technology Fund	Investor Class	N/A1	N/A1	N/A1	N/A1	N/A1	N/A1
AlphaOne VIMCO Small Cap Value Fund	Investor Class	N/A1	N/A1	N/A1	N/A1	N/A1	N/A1

[1]	Not in operation during the period.

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Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by a financial intermediary’s customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the Funds’ transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104 (the “Custodian”), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

The Funds did not engage in securities lending activities during the fiscal year ended October 31, 2017.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Sub-Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the investment managers are responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

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The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the funds, and to exercise their business judgment in a manner that serves the best interests of the funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

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The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

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•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	None	None
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None

1	Valuation date is December 31, 2017.
2	The Funds are the only funds in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the Funds’ most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board

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Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Independent Trustees
Grause	$111,968	N/A	N/A	$111,968 for service on one (1) board
Johnson	$111,968	N/A	N/A	$111,968 for service on one (1) board
Krikorian	$120,541	N/A	N/A	$120,541 for service on one (1) board
Speca	$111,968	N/A	N/A	$111,968 for service on one (1) board
Sullivan	$126,189	N/A	N/A	$126,189 for service on one (1) board

1	All funds in the Fund Complex are series of the Trust.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Sub-Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

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DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate NAV, the settlement price may not be available at the time at which a Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

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Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting a Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local and foreign tax liabilities.

The following discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies (“RICs”), such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Qualification as a Regulated Investment Company. Each Fund intends to qualify and elects to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which includes dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (“Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income, including but not limited to, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships (“Qualifying Income Test”); and (ii) at the end of each fiscal quarter of each Fund’s taxable year: (A) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (B) not more than 25% of the value of its total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

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Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year and these relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals which provide that such losses are carried over by the Funds indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent the Fund fails to distribute, by the end of the calendar year, at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of such year, (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment manager might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

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Distributions to Shareholders. A Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by a Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from a Fund’s assets before it calculates the NAV) with respect to such dividend; (ii) a Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder); (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that a Fund receives from an ETF or an underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such ETF or underlying fund.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by a Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

A Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares the Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

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Certain derivative investment by the Funds, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the "Qualifying Income Test" described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the “Asset Test” with respect to such derivatives.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs”, the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of REMICs, (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

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Backup Withholding. A Fund will be required in certain cases to withhold at a rate of 24% and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided a Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to a Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends they pay, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

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Tax Shelter Reporting Regulations. Under United States Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of RICs such as the Funds are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Funds to their shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that each Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Fund shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in a Fund.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, an investment manager may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the investment managers that the advantages of combined orders outweigh the possible disadvantages of combined orders.

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During the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

Fund	Aggregate Dollar Amount of Brokerage Commissions Paid
	2015	2016	2017
AlphaOne Small Cap Opportunities Fund	$203,743	$163,667	$151,271
AlphaOne NextGen Technology Fund	N/A1	N/A1	N/A1
AlphaOne VIMCO Small Cap Value Fund	N/A1	N/A1	N/A1

[1]	Not in operation during the period.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the investment managers may select a broker based upon brokerage or research services provided to the investment managers. The investment managers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the investment managers, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the investment managers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the investment managers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the investment managers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The investment managers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the investment managers will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement or the Sub-Adviser under the Sub-Advisory Agreement. Any advisory or other fees paid to the investment managers are not reduced as a result of the receipt of research services.

In some cases the investment managers may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the investment managers make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the investment managers will use their own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment managers face a potential conflict of interest, but the investment managers believe that their allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

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From time to time, the investment managers may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment managers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2017, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser:

Fund	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
AlphaOne Small Cap Opportunities Fund	$135,000	$3,900,000
AlphaOne NextGen Technology Fund	N/A1	N/A1
AlphaOne VIMCO Small Cap Value Fund	N/A1	N/A1

[1]	Not in operation during the period.

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, the Adviser or the Sub-Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. During the most recent fiscal year, the Funds did not hold any securities of their “regular brokers or dealers.”

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which a Fund may invest since such contracts generally have remaining maturities of less than one-year. A Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2016 and 2017, the Funds’ portfolio turnover rates were as follows:

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Fund	Portfolio Turnover Rates
	2016	2017
AlphaOne Small Cap Opportunities Fund	27%	26%
AlphaOne NextGen Technology Fund	N/A1	N/A1
AlphaOne VIMCO Small Cap Value Fund	N/A1	N/A1

[1]	Not in operation during the period.

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of the Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Adviser, the Sub-Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, the Sub-Adviser or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (“Adviser CCO”) to authorize the release of a Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Trust’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each of the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s NAV (“Summary Schedule”)) following the second and fourth quarters in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Funds’ complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC on Form N-Q, and the Funds’ complete schedule of investments following the second and fourth fiscal quarters will be available in Shareholder Reports filed with the SEC on Form N-CSR.

Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to Fund shareholders but will be available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-855-4-ALPHAONE. Each Fund provides information about its complete portfolio holdings within 30 days after the end of each calendar quarter on the internet at www.alphaonecapital.com.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer Agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of each Fund’s portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds’ policies and procedures provide that the Adviser’s CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser’s CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of Fund shareholders and that to the extent conflicts between the interests of Fund shareholders and those of the Adviser, the Sub-Adviser, principal underwriter, or any affiliated person of the Funds exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Trust’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

 S-59

With the exception of disclosures to rating and ranking organizations as described above, each Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank each Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser, the Sub-Adviser and their affiliates or recipients of the Funds’ portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds’ shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser has delegated the responsibility for decisions regarding proxy voting for securities held by the AlphaOne VIMCO Small Cap Value Fund to the Sub-Adviser. The Adviser and the Sub-Adviser will each vote such proxies in accordance with their respective proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually each Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-855-4-ALPHAONE; and (ii) on the SEC’s website at http://www.sec.gov.

 S-60

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, access persons are required to obtain approval before investing in initial public offerings and limited offerings or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of any class of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

AlphaOne Small Cap Opportunities Fund
Name and Address	Class of Shares	% of Class
FIIOC FBO THE NORTHWEST COMPANY LLC 401K PLAN 100 MAGELLAN WAY KW1C COVINGTON, KY 41015-1987	Investor	26.24%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	Investor	17.26%
STEVEN A DRAY & ELIZABETH H B DRAY JTWROS SUBJECT TO DST TOD RULES 130 JASON ST ARLINGTON, MA 02476-8034	Investor	14.55%
DANIEL J GOLDFARB SUBJECT TO DST TOD RULES 9 BROWNSTONE LN SUDBURY, MA 01776-2272	Investor	9.16%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Investor	5.90%
THE DENVER FOUNDATION 55 MADISON ST 8TH FL DENVER, CO 80206-5419	Institutional	18.83%
POLK BROS FOUNDATION 20 W KINZIE ST STE 1110 CHICAGO, IL 60654-5815	Institutional	9.48%

 S-61

MINNEAPOLIS SOCIETY OF FINE ARTS 2400 3RD AVE S MINNEAPOLIS, MN 55404-3506	Institutional	6.91%
JAMES LANDIS MARTIN & CHRISTOPHER W HUNT TR 10/23/2012 CLYFFORD STILL MUSEUM FOUNDATION CHARITABLE ORGANIZATION 1250 BANNOCK ST DENVER, CO 80204-3631	Institutional	6.43%
GREATER MIAMI JEWISH FEDERATION CHARITABLE ORGANIZATION 8910 PURDUE RD SUITE 500 INDIANAPOLIS, IN 46268-6100	Institutional	5.54%
TEMPLE HOYNE BUELL FOUNDATION CHARITABLE ORGANIZATION 1666 S UNIVERSITY BLVD STE B DENVER, CO 80210-2834	Institutional	5.15%
LINCOLN CENTER FOR THE PERFORMING ARTS INC 70 LINCOLN CENTER PLAZA 9TH FL NEW YORK, NY 10023-6548	Institutional	5.12%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Institutional	5.00%

AlphaOne NextGen Technology Fund
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Institutional	50.13%
ALPHAONE CAPITAL PARTNERS LLC 789 E LANCASTER AVE STE 120 VILLANOVA, PA 19085-1523	Institutional	25.51%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Institutional	10.76%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Institutional	10.76%
SEI INVESTMENTS COMPANY ONE FREEDOM VALLEY DR OAKS, PA 19456-9989	Investor	100.00%

AlphaOne VIMCO Small Cap Value Fund
Name and Address	Class of Shares	% of Class
EDWARD A TRUMPBOUR SUBJECT TO DST TOD RULES 1606 LARK LN VILLANOVA, PA 19085-1908	Institutional	71.82%

 S-62

ALPHAONE CAPITAL PARTNERS LLC 789 E LANCASTER AVE STE 120 VILLANOVA, PA 19085-1523	Institutional	16.45%
RASTISLAV BERLANSKY 860 GOSHEN RD NEWTOWN SQ, PA 19073-2601	Institutional	7.84%
SEI INVESTMENTS COMPANY ONE FREEDOM VALLEY DR OAKS, PA 19456-9989	Investor	100.00%

 S-63

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

 A-1

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

 A-2

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

 A-3

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

 A-4

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

 A-5

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

 A-6

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

 A-7

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

 B-1

ALPHAONE INVESTMENT SERVICES, LLC

ALPHAONE INVESTMENT SERVICES, LLC

PROXY VOTING POLICIES AND PROCEDURES

I. POLICY

AlphaOne Investment Services, LLC (the “Adviser”) acts as discretionary investment adviser for a private fund, clients who may be governed by the Employee Retirement Income Security Act of 1974, (“ERISA”), and as discretionary investment adviser to certain brokerage accounts. The Adviser’s authority to vote proxies or act on other shareholder actions on behalf of its clients is established under the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action in other corporate actions, the Adviser will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets in accordance with these Proxy Voting Policies and Procedures (these “Policies and Procedures”). Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions on behalf of clients, the Adviser will act in a manner deemed prudent and diligent and will exercise its voting authority in a manner that is in the best interests of its clients and consistent with the investment objectives of the Adviser’s clients.

II. PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III. PROCEDURES

The Adviser’s Chief Compliance Officer (“CCO”) shall be ultimately responsible for ensuring that all proxies and corporate actions received by the Adviser are voted in a timely manner and voted consistently across all portfolios or in accordance with any specific written instructions provided by a client. Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section VI below) (the “Guidelines”), the Adviser recognizes that certain proposals may require special consideration and that a client may provide the Adviser with specific voting instructions that may differ from the Adviser’s general Guidelines. Under such circumstances, the Adviser may make an exception to its general voting Guidelines. The Adviser may engage a non-affiliated third party vendor to vote proxies on behalf of its clients.

 B-2

A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser’s interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with the pre-determined voting policies set forth in the Guidelines.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

B. Limitations. In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:

1. Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

2. Limited Value or Terminated Account: If the Adviser concludes that the client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client’s proxies. The Adviser will also abstain from voting a client’s proxies where a proxy is received for a client’s account that has been terminated with the Adviser. Regardless of any applicable record date of an issuer, the Adviser will not vote proxies received for securities that are no longer held in a client’s account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

3. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits of the proxy proposal.

IV. RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these Policies and Procedures, and any amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records so long as it maintains a separate record identifying the statements that were received and relied upon); (iii) a record of votes cast on behalf of clients (the Adviser may rely on records of proxy votes maintained by a proxy voting service if the service has undertaken to provide a copy of such records promptly upon request); (iv) records of client requests for proxy voting information and the Adviser’s written responses to written or oral requests; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

 B-3

See Section XII of the Compliance Manual, Books and Records, as to the record retention requirements of the Advisers Act with respect to the above records.

Sub-advisers to mutual funds are typically delegated responsibility for voting proxies relating to portfolio securities held by the fund for which the sub-adviser has investment discretion or responsibility. The sub-advisers each have their own proxy voting policies and procedures.

Form N-PX. Rule 30b1-4 under the 1940 Act requires mutual funds, as registered investment companies, to file, by August 31 of each year, their complete proxy voting records on Form N-PX for the 12-month period ended June 30. The CCO will review all reports on Form N-PX of the mutual fund clients of AlphaOne and assist the funds in the timely filing of all such reports on Form N-PX.

V. DISCLOSURE TO CLIENTS

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser. Finally, Rule 206(4)-6 under the Advisers Act requires registered investment advisers to provide clients with a concise summary of the adviser’s proxy voting policies and procedures and, upon request, to provide clients with a copy of such policies and procedures.

VI. GUIDELINES

Each proxy proposal or shareholder action will be considered individually. The following is a guideline on how the Adviser will vote certain proposals that are subject to shareholder approval. The vote recommendations set forth below are guidelines with respect to certain proposals and are not intended to be rigid voting rules as the manner in which proxies are ultimately voted will depend on market conditions and other extenuating facts and circumstances (i.e. proxy contests and the performance of an issuer) that may affect the Adviser’s voting decisions.

Where the Guidelines outline the Adviser’s voting position to be determined on a “case by case” basis for such proxy proposal, or such or such proposal is not listed in the Guidelines, then the Adviser will choose either to vote the proxy in accordance with the voting recommendation of a non-affiliated third party vendor, or will vote the proxy pursuant to client direction. The method selected by the Adviser will depend on the facts and circumstances of each situation and the requirements of applicable law.

 B-4

Proposal	Voting Action

Proposals relating to an issuer’s board of directors such as the following:

proposals to elect of members of an issuer’s board of directors, except if there is a proxy fight;

proposals that provide for the limitation of directors’ liability, provided however, that proposals providing for the indemnification of directors and or officers shall be evaluated and voted on a case-by-case basis after evaluating applicable laws and extent of protection required; and

proposals that establish staggered terms for the board of directors

Approve
Proposals relating to eliminating mandatory director retirement policies	Case-by-Case basis

Proposals relating to anti-takeover measures such as the following: proposals to limit the ability of shareholders to call special meetings; proposals to require super majority votes;

proposals requesting excessive increases in authorized common or preferred stock where management provides no explanation for the need or use of capital stock; and

proposals permitting “green mail”

Oppose
Proposals providing for cumulative voting rights	Oppose

Proposals approving the elimination of preemptive rights

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the US and can restrict management’s ability to raise new capital. The Adviser will approve the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g. on proposed issues representing more than an acceptable level of total dilution.

Approve
Proposals regarding the establishment as to the date and place of annual meetings	Approve

Proposals providing for confidential voting

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote in proxy issues. The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises

Approve
Proposals approving the election of auditors recommended by management, unless the issuer is seeking to replace the existing auditor due to a dispute over policies	Approve

 B-5

Proposal	Voting Action
Proposals providing for a limitation on charitable contributions or fees paid to lawyers	Approve
Proposals relating to social issues, unless otherwise specified by client mandate or guidelines	Oppose
Proposals approving the establishment of or amendment to existing employee stock option plans, stock purchase plans and 401(k) Plans	Approve
Proposals approving stock options and stock grants to management and directors	Case-by-Case

 B-6

VILLANOVA INVESTMENT MANAGEMENT COMPANY LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	POLICY

Villanova Investment Management Company, LLC (the “Adviser”) acts as discretionary investment adviser for a private fund, clients who may be governed by the Employee Retirement Income Security Act of 1974, (“ERISA”), and as discretionary investment adviser to certain brokerage accounts. The Adviser’s authority to vote proxies or act on other shareholder actions on behalf of its clients is established under the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action in other corporate actions, the Adviser will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets in accordance with these Proxy Voting Policies and Procedures (these “Policies and Procedures”). Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions on behalf of clients, the Adviser will act in a manner deemed prudent and diligent and will exercise its voting authority in a manner that is in the best interests of its clients and consistent with the investment objectives of the Adviser’s clients.

II.	PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.	PROCEDURES

The Adviser’s Chief Compliance Officer (“CCO”) shall be ultimately responsible for ensuring that all proxies and corporate actions received by the Adviser are voted in a timely manner and voted consistently across all portfolios or in accordance with any specific written instructions provided by a client. Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section VI below) (the “Guidelines”), the Adviser recognizes that certain proposals may require special consideration and that a client may provide the Adviser with specific voting instructions that may differ from the Adviser’s general Guidelines. Under such circumstances, the Adviser may make an exception to its general voting Guidelines. The Adviser may engage a non-affiliated third party vendor to vote proxies on behalf of its clients.

 B-7

A.       Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser’s interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

1.       Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with the pre-determined voting policies set forth in the Guidelines.

2.       Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

B.       Limitations. In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:

1.       Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

2.       Limited Value or Terminated Account: If the Adviser concludes that the client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client’s proxies. The Adviser will also abstain from voting a client’s proxies where a proxy is received for a client’s account that has been terminated with the Adviser. Regardless of any applicable record date of an issuer, the Adviser will not vote proxies received for securities that are no longer held in a client’s account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

3.       Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits of the proxy proposal.

IV.	RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these Policies and Procedures, and any amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records so long as it maintains a separate record identifying the statements that were received and relied upon); (iii) a record of votes cast on behalf of clients (the Adviser may rely on records of proxy votes maintained by a proxy voting service if the service has undertaken to provide a copy of such records promptly upon request); (iv) records of client requests for proxy voting information and the Adviser’s written responses to written or oral requests; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

 B-8

See Section XII of the Compliance Manual, Books and Records, as to the record retention requirements of the Advisers Act with respect to the above records.

Sub-advisers, such as VIMCO, to mutual funds are typically delegated responsibility for voting proxies relating to portfolio securities held by the fund for which the sub-adviser has investment discretion or responsibility. The sub-advisers, such as VIMCO, each have their own proxy voting policies and procedures.

Form N-PX. Rule 30b1-4 under the 1940 Act requires mutual funds, as registered investment companies, to file, by August 31 of each year, their complete proxy voting records on Form N-PX for the 12-month period ended June 30. The CCO will review all reports on Form N-PX of the mutual fund clients of VIMCO and assist the funds in the timely filing of all such reports on Form N-PX.

V.	DISCLOSURE TO CLIENTS

The Adviser will describe in its Part 2 of Form ADV its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser. Finally, Rule 206(4)-6 under the Advisers Act requires registered investment advisers to provide clients with a concise summary of the adviser’s proxy voting policies and procedures and, upon request, to provide clients with a copy of such policies and procedures.

VI.	GUIDELINES

Each proxy proposal or shareholder action will be considered individually. The following is a guideline on how the Adviser will vote certain proposals that are subject to shareholder approval. The vote recommendations set forth below are guidelines with respect to certain proposals and are not intended to be rigid voting rules as the manner in which proxies are ultimately voted will depend on market conditions and other extenuating facts and circumstances (i.e., proxy contests and the performance of an issuer) that may affect the Adviser’s voting decisions.

Where the Guidelines outline the Adviser’s voting position to be determined on a “case by case” basis for such proxy proposal, or such or such proposal is not listed in the Guidelines, then the Adviser will choose either to vote the proxy in accordance with the voting recommendation of a non-affiliated third party vendor, or will vote the proxy pursuant to client direction. The method selected by the Adviser will depend on the facts and circumstances of each situation and the requirements of applicable law.

Proposal	Voting Action
Proposals relating to an issuer’s board of directors such as the following:	Approve

 B-9

Proposal	Voting Action

proposals to elect of members of an issuer’s board of directors, except if there is a proxy fight;

proposals that provide for the limitation of directors’ liability, provided however, that proposals providing for the indemnification of directors and or officers shall be evaluated and voted on a case-by-case basis after evaluating applicable laws and extent of protection required; and

proposals that establish staggered terms for the board of directors

Proposals relating to eliminating mandatory director retirement policies	Case-by-Case basis

Proposals relating to anti-takeover measures such as the following: proposals to limit the ability of shareholders to call special meetings; proposals to require super majority votes;

proposals requesting excessive increases in authorized common or preferred stock where management provides no explanation for the need or use of capital stock; and

proposals permitting “green mail”

Oppose
Proposals providing for cumulative voting rights	Oppose

Proposals approving the elimination of preemptive rights

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the US and can restrict management’s ability to raise new capital. The Adviser will approve the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g. on proposed issues representing more than an acceptable level of total dilution.

Approve
Proposals regarding the establishment as to the date and place of annual meetings	Approve

Proposals providing for confidential voting

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote in proxy issues. The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

Approve

 B-10

Proposal	Voting Action
Proposals approving the election of auditors recommended by management, unless the issuer is seeking to replace the existing auditor due to a dispute over policies	Approve
Proposals providing for a limitation on charitable contributions or fees paid to lawyers	Approve
Proposals relating to social issues, unless otherwise specified by client mandate or guidelines	Oppose
Proposals approving the establishment of or amendment to existing employee stock option plans, stock purchase plans and 401(k) Plans	Approve
Proposals approving stock options and stock grants to management and directors	Case-by-Case

 B-11

The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

AT Disciplined Equity Fund

(Institutional Class Shares: AWEIX)

(Investor Class Shares: AWEVX)

AT Mid Cap Equity Fund

(Institutional Class Shares: AWMIX)

(Investor Class Shares: AWMVX)

AT Income Opportunities Fund

(Institutional Class Shares: AWIIX)

(Investor Class Shares: AWIVX)

Investment Adviser:

AT Investment Advisers, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Funds, please see:

Page

AT Disciplined Equity Fund
Investment Objective	1
Fund Fees and Expenses	1
Principal Investment Strategies	2
Principal Risks	3
Performance Information	3
Investment Adviser	5
Portfolio Managers	5
AT Mid Cap Equity Fund
Investment Objective	6
Fund Fees and Expenses	6
Principal Investment Strategies	7
Principal Risks	7
Performance Information	9
Investment Adviser	10
Portfolio Managers	10
AT Income Opportunities Fund
Investment Objective	11
Fund Fees and Expenses	11
Principal Investment Strategies	12
Principal Risks	12
Performance Information	15
Investment Adviser	16
Portfolio Managers	16
Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation	17
More Information about Risk	18
More Information about Fund Investments	20
Information about Portfolio Holdings	20
Investment Adviser	20
Portfolio Managers	22
Related Performance Data of the Adviser	22
Purchasing, Selling and Exchanging Fund Shares	26
Payments to Financial Intermediaries	33
Other Policies	34
Dividends and Distributions	37
Taxes	38
Additional Information	39
Financial Highlights	40
How to Obtain More Information about the Funds	Back Cover

Investor Class Shares of the Funds are currently not available for purchase.

AT DISCIPLINED EQUITY FUND

Investment Objective

The investment objective of the AT Disciplined Equity Fund (the “Fund”) is to seek long-term capital appreciation and, secondarily, current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares		Investor Class Shares
Management Fees		0.67%		0.67%
Distribution (12b-1) Fees		None		0.25%
Other Expenses		0.11%		0.26%
Shareholder Servicing Fees	None		0.15%
Other Operating Expenses	0.11%		0.11%
Total Annual Fund Operating Expenses[1]		0.78%		1.18%

[1]	AT Investment Advisers, Inc. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding 12b-1 Fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.80% of the Fund’s average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee reduction and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$80	$249	$433	$966
Investor Class Shares	$120	$375	$649	$1,432

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities and other instruments that have economic characteristics similar to equity securities. The Fund invests primarily in equity securities of U.S. and foreign issuers, and it may invest up to 25% of its net assets in foreign securities. The principal type of equity securities in which the Fund invests is common stock.

The Fund may invest in the securities of issuers of all capitalization sizes; however, a substantial number of the issuers in which the Fund invests are large-capitalization issuers. The Fund considers an issuer to be a large-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent date during the current month. As of December 31, 2017, the market capitalization range for the Russell 1000® Index was approximately $867 million to $1.5 billion.

The Fund normally invests in securities that generate strong cash flow and are available at attractive valuations. The Fund’s portfolio managers will be opportunistic with regard to the prices the Fund will pay for new investments and at which it will terminate positions.

In choosing securities, the Fund’s portfolio managers emphasize a bottom-up, fundamental stock selection investment strategy that focuses on issuers that can consistently deliver strong cash flow growth and return on invested capital. The portfolio managers also look to invest in securities of issuers with a proven track record of solid business execution because they believe that such a history is an indication of the value of the underlying franchise or market position. These issuers typically have a proprietary product or business approach that allows them to be leaders within their respective industries. In addition, the portfolio managers emphasize diversification in terms of sector exposure.

The Fund’s portfolio managers consider selling a stock when its fundamental business prospects deteriorate, its ability to generate cash deteriorates, or when they think the stock is too expensive based on cash flow valuation metrics. In response to market, economic, political or other conditions, the Fund’s portfolio managers may temporarily use a different investment strategy for defensive purposes. If the Fund’s portfolio managers do so, different factors could affect the Fund’s performance and the Fund may not achieve its investment objective.

The Fund’s investments in the types of securities described in this Prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities described in this Prospectus. The Fund may also invest in securities and other investments not described in this Prospectus. Such investments will not constitute principal investment strategies of the Fund.

2

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Securities Risk – The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Management Risk – The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year for the past 10 years and by showing how the Fund’s Institutional Class Shares’ average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund acquired the assets and liabilities and assumed the historical performance of the Invesco Disciplined Equity Fund (the “Invesco Predecessor Fund”), a series of AIM Equity Funds (“Invesco Equity Funds”), on January 2, 2014 (the “Reorganization”). Accordingly, the performance shown for the periods prior to the Reorganization but after September 21, 2009 represents the performance of Class Y shares of the Invesco Predecessor Fund, which was the only class of shares of the Invesco Predecessor Fund outstanding at the time of the Reorganization. The Invesco Predecessor Fund acquired the assets and liabilities and assumed the historical performance of the Atlantic Whitehall Equity Income Fund, a series of Atlantic Whitehall Funds Trust (the “Atlantic Whitehall Predecessor Fund”), on September 21, 2009 (the “Prior Reorganization”). Accordingly, the performance shown in the bar chart and performance table for periods prior to September 21, 2009 represents the performance of Institutional Class shares of the Atlantic Whitehall Predecessor Fund (together with the Invesco Predecessor Fund, the “Predecessor Funds”), which was the only class of shares of the Atlantic Whitehall Predecessor Fund outstanding at the time of the Prior Reorganization. The Predecessor Funds’ returns in the bar chart and table have not been adjusted to reflect the Fund’s expenses. If the Predecessor Funds’ performance information had been adjusted to reflect the Fund’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by a Predecessor Fund for that period.

3

As of the date of this Prospectus, Investor Class Shares of the Fund have not commenced operations and therefore have no performance information to report. Investor Class Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the returns would generally differ only to the extent that expenses of Investor Class Shares are higher than the expenses of Institutional Class Shares, in which case the returns for Investor Class Shares would be lower than those of Institutional Class Shares.

Updated performance information is available by calling 1-855-3AT-FUND (1-855-328-3863).

Annual Total Returns

2008	(32.22)%
2009	27.68%
2010	13.69%
2011	4.24%
2012	15.67%
2013	31.18%
2014	14.65%
2015	2.15%
2016	9.69%
2017	20.89%

Best Quarter	Worst Quarter
16.84%	(20.60)%
(06/30/09)	(12/31/08)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Class Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

AT Disciplined Equity Fund	1 Year	5 Years	10 Years	Since Inception (12/1/05)
Return Before Taxes	20.89%	15.30%	9.22%	9.22%
Return After Taxes on Distributions	20.14%	14.18%	8.40%	8.35%
Return After Taxes on Distributions and Sale of Fund Shares	12.45%	12.05%	7.29%	7.37%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	21.83%	15.79%	8.50%	8.66%

4

Investment Adviser

AT Investment Advisers, Inc.

Portfolio Managers

Patricia Bannan, CFA, Managing Director, has managed the Fund since its inception in 2014 and managed the Invesco Predecessor Fund since 2010.

Brant Houston, CFA, Senior Vice President, has managed the Fund since its inception in 2014 and managed the Invesco Predecessor Fund since 2013.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 17 of the Prospectus.

5

AT MID CAP EQUITY FUND

Investment Objective

The AT Mid Cap Equity Fund (the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares		Investor Class Shares
Management Fees		0.75%		0.75%
Distribution (12b-1) Fees		None		0.25%
Other Expenses		0.12%		0.27%
Shareholder Servicing Fees	None		0.15%
Other Operating Expenses	0.12%		0.12%
Total Annual Fund Operating Expenses[1]		0.87%		1.27%

[1]	AT Investment Advisers, Inc. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding 12b-1 Fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee reduction and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$89	$278	$482	$1,073
Investor Class Shares	$129	$403	$697	$1,534

6

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-capitalization companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of this policy, a mid-capitalization company is a company with a market capitalization of between $2 billion and $20 billion at the time of initial purchase. While the Fund expects to invest primarily in common stock, it may also invest in other equity securities, including preferred stock, convertible securities and American Depositary Receipts (“ADRs”). The Fund may invest up to 25% of its net assets in foreign securities, including ADRs.

In selecting securities for the Fund, the Adviser utilizes a bottom-up, fundamental selection process that focuses on identifying companies across various sectors that can deliver consistently strong earnings growth, free cash flow growth and above average return on equity. The Adviser looks for a proven history of growth in the companies in which the Fund invests, because the Adviser believes that it is indicative of the value of the company’s underlying franchise or market position, and companies with such a history typically have a proprietary product or business approach that allows them to be leaders within their respective industries.

The Fund intends to buy and hold securities of companies for the long-term, and seeks to limit portfolio turnover. The Fund may sell a security, however, when a company’s fundamental business prospects or ability to generate cash deteriorates, its capitalization exceeds the upper range of capitalizations of companies in the Fund’s benchmark index, its management becomes less stable or it becomes overvalued, or when more attractive alternatives exist.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Mid-Capitalization Company Risk – The mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, the mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

7

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Investment Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund to underperform other equity funds that use differing investing styles.

8

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and by showing how the Fund’s Institutional Class Shares’ average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

As of the date of this Prospectus, Investor Class Shares of the Fund have not commenced operations and therefore have no performance information to report. Investor Class Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the returns would generally differ only to the extent that expenses of Investor Class Shares are higher than the expenses of Institutional Class Shares, in which case the returns for Investor Class Shares would be lower than those of Institutional Class Shares.

Updated performance information is available by calling 1-855-3AT-FUND (1-855-328-3863).

Annual Total Returns

2015	3.23%
2016	4.21%
2017	20.87%

Best Quarter	Worst Quarter
8.67%	(7.68)%
(03/31/2015)	(09/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Class Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

AT Mid Cap Equity Fund	1 Year	Since Inception (6/27/14)
Return Before Taxes	20.87%	10.45%
Return After Taxes on Distributions	20.87%	10.30%
Return After Taxes on Distributions and Sale of Fund Shares	11.81%	8.16%
Russell Mid-Cap Growth Index (reflects no deductions for fees, expenses or taxes)	25.27%	10.34%

9

Investment Adviser

AT Investment Advisers, Inc.

Portfolio Managers

Frederick L. Weiss, CFA, Managing Director, has managed the Fund since its inception in 2014.

Jay Pearlstein, CFA, Managing Director, has managed the Fund since its inception in 2014.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 17 of the Prospectus.

10

AT INCOME opportunities FUND

Investment Objective

The AT Income Opportunities Fund (the “Fund”) seeks current income and long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares		Investor Class Shares
Management Fees		0.60%		0.60%
Distribution (12b-1) Fees		None		0.25%
Other Expenses		0.13%		0.28%
Shareholder Servicing Fees	None		0.15%
Other Operating Expenses	0.13%		0.13%
Total Annual Fund Operating Expenses[1]		0.73%		1.13%

[1]	AT Investment Advisers, Inc. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding 12b-1 Fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.85% of the Fund’s average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee reduction and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$75	$233	$406	$906
Investor Class Shares	$115	$359	$622	$1,375

11

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in income producing securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund invests in a combination of common stock, preferred stock, convertible securities, fixed income securities (including corporate bonds, mortgage-backed and asset-backed securities, U.S. government securities, and money market instruments), and other investment companies (including exchange-traded funds (“ETFs”) and closed-end investment companies (“closed-end funds”)). The Fund may invest up to 25% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”). The Fund focuses on companies with market capitalizations within the range of the Russell 1000® Index during the prior year, but may invest in companies not included in the Index. As of December 31, 2017, the market capitalization range for the Russell 1000® Index was approximately $867 million to $1.5 billion. The Fund may invest without limit in securities of any credit quality, including securities that are rated below investment grade (“high yield” or “junk” bonds) and those in default. The Fund may also invest up to 25% of its assets in the sale (writing) of covered call or put options on common stocks to generate additional income and reduce volatility.

In selecting securities for the Fund, the Adviser utilizes a bottom-up, fundamental selection process that focuses on identifying companies across various sectors that are attractively valued and can deliver consistently strong free cash flow growth and above average return on equity. The Adviser looks for a proven history of solid business execution in the companies in which the Fund invests, because the Adviser believes that it is indicative of the value of the company’s underlying franchise or market position, and companies with such a history typically have a proprietary product or business approach that allows them to be leaders within their respective industries. Based on an assessment of relative and absolute attractiveness, an investment may be made in a company’s common stock, preferred stock, and/or debt.

The Fund intends to buy and hold securities of companies for the long-term, and seeks to limit portfolio turnover. The Fund may sell a security, however, when a company’s fundamental business prospects or ability to generate cash deteriorates, its management becomes less stable or it becomes overvalued, or when more attractive alternatives exist.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

12

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Fixed Income Market Risk – The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Interest Rate Risk – The risk that the value of fixed income securities will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Corporate Fixed Income Securities Risk – The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers.

Mortgage-Backed Securities Risk – Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

U.S. Government Securities Risk – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

13

High Yield Bond Risk – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk – The Fund’s use of put and call options is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. Credit risk is described above. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Leverage Risk – The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk – The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

14

Risks of Investing in Other Investment Companies – To the extent the Fund invests in other investment companies, such as ETFs and closed-end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and by showing how the Fund’s Institutional Class Shares’ average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

As of the date of this Prospectus, Investor Class Shares of the Fund have not commenced operations and therefore have no performance information to report. Investor Class Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the returns would generally differ only to the extent that expenses of Investor Class Shares are higher than the expenses of Institutional Class Shares, in which case the returns for Investor Class Shares would be lower than those of Institutional Class Shares.

Updated performance information is available by calling 1-855-3AT-FUND (1-855-328-3863).

Annual Total Returns

2015	(5.05)%
2016	13.87%
2017	13.79%

Best Quarter	Worst Quarter
4.50%	(6.91)%
(09/30/2016)	(09/30/2015)

15

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Class Shares’ average annual total returns for the periods ended December 31, 2017 to those of appropriate broad based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

AT Income Opportunities Fund	1 Year	Since Inception (6/27/14)
Return Before Taxes	13.79%	6.82%
Return After Taxes on Distributions	12.97%	5.92%
Return After Taxes on Distributions and Sale of Fund Shares	8.16%	5.04%
S&P 500 Index (“S&P Index”) (reflects no deductions for fees, expenses or taxes)	21.83%	11.52%
Barclays U.S. Government/Credit Index (“Barclays Index”) (reflects no deductions for fees, expenses or taxes)	4.00%	2.64%
Blended 60/40 S&P Index/Barclays Index (reflects no deductions for fees, expenses or taxes)	14.41%	8.02%

Investment Adviser

AT Investment Advisers, Inc.

Portfolio Managers

Gary Pzegeo, CFA, Managing Director, has managed the Fund since its inception in 2014.

Brant Houston, CFA, Senior Vice President, has managed the Fund since its inception in 2014.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 17 of the Prospectus.

16

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

To purchase Institutional Class Shares of a Fund for the first time, including an initial purchase through an IRA, you must invest at least $250,000. To purchase Investor Class Shares of a Fund for the first time, you must invest at least $3,000 ($2,000 for an IRA). There are no minimums for subsequent investments. A Fund may accept initial investments of smaller amounts in its sole discretion. Investor Class Shares of the Funds are currently not available for purchase.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Funds directly by mail at: AT Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: AT Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by telephone at 1-855-3AT-FUND (1-855-328-3863).

If you own your shares through an account with a broker or other financial intermediary, contact that broker or intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by a Fund.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

17

More Information about Risk

Investing in the Funds involves risk and there is no guarantee that the Funds will achieve their investment objectives. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Funds, just as you could with other investments.

The value of your investment in a Fund is based on the value of the securities and other investments the Fund holds. Generally, these prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Risk – Equity securities in which the Funds invest include common stock, preferred stock, convertible debt and shares of American Depositary Receipts (“ADRs”), as well as shares of exchange-traded funds (“ETFs”) that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy all of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Fixed Income Risk – The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity, and during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. Current market conditions may pose heightened risks for the Funds. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact a Fund’s liquidity or force a Fund to sell securities into a declining or illiquid market.

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In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

Foreign Security Risk – Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Derivatives Risk – The AT Income Opportunities Fund’s use of options is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser’s use of derivatives will be successful in achieving its intended goals.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss).

Management Risk – The investment performance of a Fund depends largely on the skill of key personnel and investment professionals of the Adviser. A Fund’s investment strategy permits investments to be made in a range of issuers, securities, financial instruments and transactions. Within these parameters, the Adviser will make investment decisions for a Fund as it deems appropriate. No assurance can be given that a Fund will be successful in obtaining suitable investments, or that if such investments are made, the investment objective of the Fund will be achieved. If key personnel, including key investment or key technical staff, were to leave the Adviser or be unable to perform their duties, the Adviser might not be able to find equally desirable replacements in a timely fashion and the performance of a Fund could, as a result, be adversely affected.

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Market Risk – The market price of securities and other investments owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

More Information about Fund Investments

The investment objective of the AT Disciplined Equity Fund is long-term capital appreciation and, secondarily, current income. The investment objective of the AT Mid Cap Equity Fund is long-term capital appreciation. The investment objective of the AT Income Opportunities Fund is current income and long-term capital appreciation. The investment objective of each Fund may be changed by the Board without shareholder approval.

The investments and strategies described in this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments or other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may not achieve its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

This Prospectus describes each Fund’s principal investment strategies and risks, and each Fund will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this Prospectus, are described in the Funds’ Statement of Additional Information (the “SAI”). For information on how to obtain a copy of the SAI see the back cover of this Prospectus. Of course, there is no guarantee that a Fund will achieve its investment goal.

Information about Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI.

Investment Adviser

AT Investment Advisers, Inc., a Delaware corporation, has been providing investment advisory services since 1932, and serves as the investment adviser to the Funds. The Adviser is an investment management firm with a principal place of business located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. The Adviser is a wholly owned subsidiary of the Canadian Imperial Bank of Commerce (“CIBC”), a Canadian financial services company. As of December 31, 2017, the Adviser had approximately $17.3 billion in assets under management.

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The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For its services to the AT Disciplined Equity Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following rates based on the average daily net assets of the Fund:

Fund Assets	Fee
First $250 million	0.695%
Next $250 million	0.670%
Next $500 million	0.645%
Next $1.5 billion	0.620%
Next $2.5 billion	0.595%
Next $2.5 billion	0.570%
Next $2.5 billion	0.545%
Over $10 billion	0.520%

For its services to the AT Mid Cap Equity Fund and AT Income Opportunities Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the AT Mid Cap Equity Fund and 0.60% of the average daily net assets of the AT Income Opportunities Fund.

The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the amounts listed in the table below, as a percentage of average daily net assets of each Fund, until February 28, 2019:

AT Disciplined Equity Fund	0.80%
AT Mid Cap Equity Fund	1.00%
AT Income Opportunities Fund	0.85%

In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee reduction and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019; or (ii) by the Board, for any reason at any time. The Board has no current intention to terminate the Agreement prior to February 28, 2019.

For the fiscal year ended October 31, 2017, the Adviser received advisory fees (after recoupments for the AT Disciplined Equity Fund) as a percentage of average daily net assets of each Fund as follows:

AT Disciplined Equity Fund	0.67%
AT Mid Cap Equity Fund	0.75%
AT Income Opportunities Fund	0.60%

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A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement is available in the Funds’ Annual Report to Shareholders dated October 31, 2017, which covers the period from November 1, 2016 to October 31, 2017.

Portfolio Managers

The Adviser employs a team approach with specific individual members of the team having final authority and ultimate accountability for specific phases of the process. Portfolio managers and analysts are responsible for research in the sectors they cover. All members of the team conduct fundamental research to identify investment candidates and participate in the portfolio construction process. The following individuals are jointly and primarily responsible for making the day-to-day investment decisions for the Funds:

Patricia Bannan, CFA, Managing Director, is a co-manager of the AT Disciplined Equity Fund. Ms. Bannan has been associated with the Adviser and/or its affiliates since 2007. From 1999 to 2005, she was a portfolio manager and ultimately the head of the large cap growth team at Evergreen Investments. Prior to that, Ms. Bannan held investment and leadership roles at CGU Insurance, Prudential Investments and Phoenix Investment Counsel and has been in the financial services industry for over 34 years.

Brant Houston, CFA, Senior Vice President, is a co-manager of the AT Disciplined Equity Fund and AT Income Opportunities Fund. Mr. Houston has been associated with the Adviser and/or its affiliates since 2007. Prior to 2007, he worked in various investment and analytic roles at Geronimo Financial, Nicholas Applegate Capital Management and Wilshire Associates. Mr. Houston has been in the financial services industry for 19 years.

Frederick L. Weiss, CFA, Managing Director, is a co-manager of the AT Mid Cap Equity Fund. Mr. Weiss has been associated with the Adviser and/or its affiliates since 1989. Prior to 1989, he served as vice president and senior analyst at Adams, Harkness & Hill covering the technology and health care sectors. Previously, Mr. Weiss was a senior equity analyst at State Street Research covering the technology sector.

Jay Pearlstein, CFA, Managing Director, is a co-manager of the AT Mid Cap Equity Fund. Mr. Pearlstein has been associated with the Adviser and/or its affiliates since 1996. Prior to 1996, he was vice president of the equity research department and a member of the investment policy committee at Loomis, Sayles & Co. Previously, Mr. Pearlstein was a senior auditor for Coopers & Lybrand.

Gary Pzegeo, CFA, Managing Director, is a co-manager of the AT Income Opportunities Fund. Mr. Pzegeo has been associated with the Adviser and/or its affiliates since 2007. Prior to 2007, he served as senior portfolio specialist and senior portfolio manager of high yield bonds at Evergreen Investments. Previously, he was a vice president, portfolio manager and head of taxable bonds at Gannet, Welsh & Kotler. Mr. Pzegeo has been in the financial services industry for more than 27 years.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Related Performance Data of the Adviser

The following tables give the related performance of actual separate accounts (each, an “Account”), referred to as “Composites,” managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of the AT Mid Cap Equity and AT Income Opportunities Funds. The data does not represent the performance of the Funds. Performance is historical and does not represent the future performance of the Funds or of the Adviser.

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The manner in which the performance was calculated for the Composites differs from that of registered mutual funds such as the Funds. If the performance was calculated in accordance with U.S. Securities and Exchange Commission (the “SEC”) standardized performance methodology, the performance results may have been different. The Adviser has prepared and presented the following in compliance with the Global Investment Performance Standards (“GIPS®”). The Adviser’s policies on valuation, calculating performance and preparing GIPS® compliant performance presentations are available upon request.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. All returns reflect the payment of brokerage commissions, execution costs, sales loads and account fees, if any, paid by the Accounts included in the Composites, without taking into account federal or state income taxes. “Net of fees” returns also reflect the payment of actual investment management fees or the Adviser’s highest fees for the respective strategy. All fees and expenses, except custodial fees, if any, were included in the calculations. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

In order to improve accuracy and maintain compliance with evolving GIPS standards, the Adviser has at times modified its performance calculation methodology. None of these changes, however, have had a material impact on the performance presentation. Beginning December 1, 2009, all Account returns are calculated daily using the current day ending market value excluding cash flows but including income, and prior day ending market value including cash flows, and geometrically linked to create monthly returns. Prior to December 1, 2009, Account returns were calculated monthly using the Modified Dietz method to account for cash flows. Monthly Composite returns were calculated by weighting individual Account returns by their beginning of month market value as a percentage of a Composite’s beginning of month market value. Prior to January 1, 2006, Composite returns were calculated quarterly using the monthly return methodology. At all times, annual Composite returns were calculated by geometrically linking the monthly or quarterly Account returns. Geometrical linking is a method of compounding separately calculated periodic returns. Accounts are included in a Composite beginning with the first full month of performance to the last full month prior to the termination of the Account. Composite performance results are presented in U.S. dollars.

The Accounts that are included in the Composites are not subject to the same type of expenses to which the Funds are subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composites could have been adversely affected if the Accounts in the Composites were subject to the same fees and expenses or federal securities and tax laws as the Funds.

The investment results for the Composites presented below are not intended to predict or suggest the future returns of the Funds. The performance data shown below should not be considered a substitute for the Funds’ own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

The FOLLOWING data does not represent the performance of the FundS

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Performance Information for the Adviser’s Mid Cap Equity Strategy Composite1

(January 1, 2003 through December 31, 2017)

Year	Total Pre- Tax Return (Net of Fees)	Total Pre- Tax Return (Gross of Fees)	Russell Mid Cap Growth Index[2]	Number of Accounts	Dispersion[3]	Total Assets at End of Period ($ millions)
2017	20.91%	21.92%	25.27%	600	0.15%	1,661.8
2016	4.07%	5.08%	7.33%	433	0.15%	1,242.8
2015	3.39%	4.42%	-0.20%	367	0.14%	1,024.8
2014	14.68%	15.77%	11.90%	288	0.20%	737.1
2013	33.98%	35.15%	35.74%	371	0.31%	583.0
2012	14.02%	14.95%	15.81%	253	0.27%	393.3
2011	5.42%	6.26%	-1.65%	178	0.14%	330.1
2010	26.72%	27.75%	26.39%	146	0.25%	254.4
2009	33.93%	35.03%	46.30%	148	0.55%	224.8
2008	-43.30%	-42.79%	-44.33%	33	0.77%	97.2
2007	15.93%	16.93%	11.43%	91	0.23%	730.3
2006	7.33%	8.39%	10.67%	64	0.62%	760.2
2005	6.85%	7.86%	12.08%	27	0.15%	907.8
2004	15.83%	16.90%	15.48%	17	0.24%	850.9
2003	26.93%	28.10%	42.71%	17	0.65%	788.7

Average Annual Total Pre-Tax Returns (as of 12/31/17)
	Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	Russell Mid Cap Growth Index[2]
1 Year	20.91%	21.92%	25.27%
3 Years	9.16%	10.19%	10.30%
5 Years	14.78%	15.92%	15.30%
10 Years	8.60%	9.70%	9.10%
Since Inception[4]	12.43%	13.50%	10.32%

[1]	The Composite includes only discretionary Accounts with a market value in excess of $500,000. Prior to July 1, 2014, the minimum Account size was $250,000, prior to January 1, 2009, the minimum Account size was $1 million and prior to January 1, 2006, the minimum Account size was $3 million. The minimum market values represent the level of assets required to fully implement the Composite’s strategy.

[2]	The Russell Mid Cap Growth Index is an unmanaged capitalization-weighted index of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. The Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

[3]	Dispersion is measured using the asset-weighted standard deviation of Accounts managed for the entire year beginning in January 2005 and the equal-weighted standard deviation of Accounts managed for the entire year prior to January 2005. If the individual Account returns are normally distributed around the mean return, then approximately 68%, 95% and 99.7% of the Accounts will have returns falling between the mean plus or minus one, two, and three standard deviations, respectively. Greater standard deviation means greater risk to the investor.

[4]	Inception date of the Composite is July 31, 1992.

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Performance Information for the Adviser’s Income Opportunities Strategy Composite1

(January 1, 2013 through December 31, 2017)

Year	Total Pre- Tax Return (Net of Fees)	Total Pre- Tax Return (Gross of Fees)	60% S&P 500 Index/ 40% Barclays U.S. Government/Credit Bond Index[2]	Number of Accounts	Dispersion[3]	Total Assets at End of Period ($ millions)
2017	13.82%	14.56%	14.41%	12	0.13	379.2
2016	13.92%	14.69%	8.48%	10	N/A	297.6
2015	-4.94%	-4.31%	1.13%	3	N/A	217.2
2014	10.26%	11.41%	10.63%	2	N/A	142.4
2013	11.16%	12.49%	17.40%	84	0.16%	73.8

Average Annual Total Pre-Tax Returns (as of 12/31/17)
	Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	60% S&P 500 Index/ 40% Barclays U.S. Government/Credit Bond Index[2]
1 Year	13.82%	14.56%	14.41%
3 Years	7.22%	7.93%	7.87%
5 Years	8.63%	9.52%	10.27%
Since Inception[4]	8.80%	9.76%	9.74%

[1]	The Composite includes only discretionary Accounts with a market value in excess of $2,000,000. Prior to July 1, 2016, the minimum Account size was $10,000,000 and prior to July 1, 2014, the minimum Account size was $100,000. The minimum market value represents the level of assets required to fully implement the Composite’s strategy.

[2]	The blended index is composed with the following weightings: 60% S&P 500 Index and 40% Barclays U.S. Government/Credit Bond Index. The S&P 500 Index is an unmanaged, capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes government and investment-grade corporate bonds with at least one year until maturity.

[3]	Dispersion is measured using the asset-weighted standard deviation of Accounts managed for the entire year. If the individual Account returns are normally distributed around the mean return, then approximately 68%, 95% and 99.7% of the Accounts will have returns falling between the mean plus or minus one, two, and three standard deviations, respectively. Greater standard deviation means greater risk to the investor.

[4]	Inception date of the Composite is March 1, 2012.

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Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Class Shares and Investor Class Shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

Each Fund offers two classes of shares to investors, Institutional Class Shares and Investor Class Shares. Each share class has its own investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class Shares and Investor Class Shares. Contact your financial intermediary or the Funds for more information about the Funds’ share classes and how to choose between them. Investor Class Shares of the Funds are currently not available for purchase.

Class Name	Investment Minimums	Fees
Institutional Class Shares	Initial – $250,000 Subsequent – None	12b-1 Fee – None Shareholder Servicing Fee – None
Investor Class Shares	Initial – $3,000 ($2,000 for IRAs) Subsequent – None	12b-1 Fee – 0.25% Shareholder Servicing Fee – 0.15%

Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from a Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

Subject to any conditions or limitations imposed on the servicing of Institutional Class Shares of the AT Disciplined Equity Fund by your financial intermediary, if you received Institutional Class Shares of the AT Disciplined Equity Fund as a result of the Reorganization, you will be permitted to make additional Institutional Class Share purchases of the AT Disciplined Equity Fund.

The Funds reserve the right to accept initial investments of smaller amounts in their sole discretion.

How to Purchase Fund Shares

To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-855-3AT-FUND (1-855-328-3863).

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All investments must be made by check, wire or Automated Clearing House (“ACH”). All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Funds reserve the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address

AT Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

AT Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 1-855-3AT-FUND (1-855-328-3863) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

Wiring Instructions

UMB Bank, N.A.

Routing Number: 101000695

DDA: 9870523965

REF: Atlantic Trust Funds- Fund #/share class/Acct #

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By Systematic Purchase Plan (via ACH) (Investor Class Shares Only)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan via ACH by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $50 per month for IRAs, and at least $100 per month for all other types of accounts. To cancel or change a plan, contact the Funds by mail at: AT Funds, P.O. Box 219009, Kansas City, MO 64121-9009 or by telephone at 1-855-3AT-FUND (1-855-328-3863). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. Each Fund’s price per share will be the next determined NAV after the Fund or an authorized institution (as defined below) receives your purchase order in proper form. “Proper form” means that the Funds were provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, a Fund reserves the right to calculate NAV as of the earlier closing time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from a Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from a Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time each Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day’s NAV.

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Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Funds Calculate NAV

The NAV of each Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Funds price their shares, the value the Funds assign to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which a Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

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When valuing fixed income securities with remaining maturities of more than 60 days, each Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, each Fund may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Minimum Purchases

To purchase Institutional Class Shares of a Fund for the first time, including an initial purchase through an IRA, you must invest at least $250,000. To purchase Investor Class Shares of a Fund for the first time, you must invest at least $3,000 ($2,000 for an IRA). There are no minimums for subsequent investments. A Fund may accept initial investments of smaller amounts in its sole discretion.

Fund Codes

The reference information listed below will be helpful to you when you contact the Funds to purchase Institutional Class Shares or Investor Class Shares of the Funds, check daily NAV or obtain additional information.

Fund Name	Ticker Symbol	CUSIP	Fund Code
AT Disciplined Equity Fund
Institutional Class Shares	AWEIX	00769G493	4342
Investor Class Shares	AWEVX	00769G485	4343
AT Mid Cap Equity Fund
Institutional Class Shares	AWMIX	00769G477	4344
Investor Class Shares	AWMVX	00769G469	4345
AT Income Opportunities Fund
Institutional Class Shares	AWIIX	00769G451	4346
Investor Class Shares	AWIVX	00769G444	4347

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-855-3AT-FUND (1-855-328-3863).

If you own your shares through an account with a financial intermediary, contact that financial intermediary to sell your shares. Your financial intermediary may charge a fee for its services, in addition to the fees charged by the Funds.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

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Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Funds must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-855-3AT-FUND (1-855-328-3863) for more information.

The sale price will be the NAV next determined after the Funds receive your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

•	The Fund name;
•	The share class;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

AT Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

AT Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

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The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-855-3AT-FUND (1-855-328-3863) to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH) (Investor Class Shares Only)

If your account balance is at least $5,000, you may transfer as little as $50 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Receiving Your Money

Normally, a Fund will send your sale proceeds within one Business Day after it receives your redemption request. A Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with a Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

A Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, a Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $50,000 with respect to Institutional Class Shares and $3,000 with respect to Investor Class Shares ($2,000 for IRAs) because of redemptions, you may be required to sell your shares. The Funds generally will provide you at least 60 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Funds reserve the right to waive the minimum account value requirement in their sole discretion. If you received Institutional Class Shares as a result of the Reorganization, you will not be subject to the $50,000 minimum account balance with respect to Institutional Class Shares.

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Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Fund Shares

At no charge, you may exchange Institutional Class Shares and Investor Class Shares of one AT Fund for Institutional Class Shares and Investor Class Shares, respectively, of another AT Fund by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Payments to Financial Intermediaries

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Funds have adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Class Shares of a Fund is 0.25%.

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Shareholder Servicing Plan

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Funds’ Investor Class Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

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Because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair values. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the AT Mid Cap Equity Fund invests in mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•	Shareholders are restricted from making more than four (4) “round trips,” including exchanges, into or out of a Fund within any one-year period. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a “round trip” as a purchase or exchange into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

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The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Subject to the Funds’ right to reject purchase as described in this Prospectus, upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

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Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-855-3AT-FUND (1-855-328-3863).

Dividends and Distributions

The Funds distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

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Taxes

You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year. The AT Income Opportunities Fund’s investment strategies may limit its ability to make distributions eligible for treatment as qualified dividend income.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of shares of the Funds may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds).

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholders (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent that a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consist of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

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Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Financial Highlights

The tables that follow present performance information about the Funds. This information is intended to help you understand each Fund’s financial performance for the past five fiscal years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Institutional Class Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). Except as otherwise stated below, the information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Funds, which is available upon request by calling the Funds at 1-855-328-3863.

For the AT Disciplined Equity Fund, the financial information shown below includes that of the Class Y shares of the Invesco Disciplined Equity Fund (the “Invesco Predecessor Fund”), a series of AIM Equity Funds, for periods prior to January 2, 2014, on which date the AT Disciplined Equity Fund acquired the assets and liabilities of the Invesco Predecessor Fund (the “Reorganization”). The Invesco Predecessor Fund was the accounting survivor of the Reorganization. Information for the fiscal year ended October 31, 2013 was audited by a different independent registered public accounting firm, whose report reflected an unqualified audit opinion.

Because Investor Class Shares of the Funds had not commenced operations as of the fiscal year ended October 31, 2017, financial highlights are not available.

40

AT DISCIPLINED EQUITY FUND

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period Year Ended October 31,
Institutional Shares	2017	2016	2015	2014(1)	2013(1)
Net Asset Value, Beginning of Period	$15.73	$16.40	$15.77	$14.07	$11.78
Income (Loss) from Investment Operations:
Net Investment Income*	0.16	0.15	0.15	0.13	0.13
Net Realized and Unrealized Gain	3.11	0.01	1.16	2.32	2.70
Total from Investment Operations	3.27	0.16	1.31	2.45	2.83
Dividends and Distributions:
Net Investment Income	(0.15)	(0.15)	(0.13)	(0.13)	(0.13)
Net Realized Gains	(0.09)	(0.68)	(0.55)	(0.62)	(0.41)
Total Dividends and Distributions	(0.24)	(0.83)	(0.68)	(0.75)	(0.54)
Net Asset Value, End of Period	$18.76	$15.73	$16.40	$15.77	$14.07
Total Return †	21.02%	1.17%	8.50%	18.25%	25.16%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$898,378	$732,489	$675,226	$586,379	$470,885
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.78%‡	0.80%‡	0.79%	0.79%	0.80%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.78%	0.79%	0.79%	0.81%	0.80%
Ratio of Net Investment Income to Average Net Assets	0.89%	1.00%	0.93%	0.89%	1.03%
Portfolio Turnover Rate	17%	12%	16%	22%	19%

†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Advisor not waived its fee and/or reimbursed other expenses, as applicable.

*	Per share calculations were performed using average shares for the period.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

(1)	On January 2, 2014, the Invesco Disciplined Equity Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle Fund AT Disciplined Equity Fund. Information presented prior to January 2, 2014 is that of the Predecessor Fund.

41

AT MID CAP EQUITY FUND

	Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period

	Year Ended October 31,			Period Ended
				October 31,
Institutional Shares	2017	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$11.28	$11.49	$10.54	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss*	(0.02)	(0.02)	(0.03)	(0.01)
Net Realized and Unrealized Gain (Loss)	2.17	(0.18)	1.04	0.55
Total from Investment Operations	2.15	(0.20)	1.01	0.54
Dividends and Distributions:
Net Realized Gains	(0.15)	(0.01)	(0.06)	—
Return of Capital	— (2)	—	—	—
Total Dividends and Distributions	(0.15)	(0.01)	(0.06)	—
Net Asset Value, End of Period	$13.28	$11.28	$11.49	$10.54
Total Return †	19.28%	(1.74)%	9.60%	5.40%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$522,472	$334,175	$249,899	$47,888
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.87%	0.88	0.98%‡	1.00	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.87%	0.88%	0.94%	1.67	%**
Ratio of Net Investment Income to Average Net Assets	(0.20)%	(0.21)%	(0.27)%	(0.27	)%**
Portfolio Turnover Rate	17%	23%	11%	7	%***

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses, as applicable.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

*	Per share calculations were performed using average shares for the period.

**	Annualized.

***	Not Annualized.

(1)	Commenced operations on June 27, 2014.
(2)	Value is less than $0.01 per share.

42

AT INCOME OPPORTUNITIES FUND

	Selected Per Share Data & Ratios For a Share Outstanding Throughout The Period

	Year Ended October 31,
Institutional Shares	2017	2016	2015	Period Ended October 31, 2014 (1)
Net Asset Value, Beginning of Period	$10.00	$9.68	$10.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.27	0.30	0.31	0.09
Net Realized and Unrealized Gain (Loss)	1.04	0.32	(0.37)	0.05
Total from Investment Operations	1.31	0.62	(0.06)	0.14
Dividends and Distributions:
Net Investment Income	(0.27)	(0.30)	(0.31)	(0.06)
Net Realized Gains	—	—	(0.03)	—
Total Dividends and Distributions	(0.27)	(0.30)	(0.34)	(0.06)
Net Asset Value, End of Period	$11.04	$10.00	$9.68	$10.08
Total Return †	13.20%	6.55%	(0.67)%	1.42%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$322,712	$234,464	$209,754	$116,640
Ratio of Expenses to Average Net Assets (Including Waivers, Reimbursements and Fees Paid Indirectly)	0.73%	0.74%	0.79%‡	0.85	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.73%	0.74%	0.77%	0.97	%*
Ratio of Net Investment Income to Average Net Assets	2.54%	3.13%	3.10%	2.76	%*
Portfolio Turnover Rate	17%	24%	29%	6	%**

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.
†	Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, as applicable. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

‡	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

*	Annualized.

**	Not Annualized.

(1)	Commenced operations on June 27, 2014.

(2)	Per share calculations were performed using average shares for the period.

43

The Advisors’ Inner Circle Fund

AT Funds

Investment Adviser

AT Investment Advisers, Inc.

One South Wacker Drive

Suite 3500

Chicago, Illinois 60606

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about The Advisors’ Inner Circle Fund and the AT Funds. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: 1-855-3AT-FUND (1-855-328-3863)

By Mail:	AT Funds

P.O. Box 219009

Kansas City, Missouri 64121-9009

By Internet:	The Funds do not have a website, but you can obtain the SAI, Annual or Semi- Annual Report by mail or telephone.

44

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports for the Funds, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-06400.

ATF-PS-001-0600

45

STATEMENT OF ADDITIONAL INFORMATION

AT DISCIPLINED EQUITY FUND

(Institutional Class Shares: AWEIX)

(Investor Class Shares: AWEVX)

AT MID CAP EQUITY FUND

(Institutional Class Shares: AWMIX)

(Investor Class Shares: AWMVX)

AT INCOME OPPORTUNITIES FUND

(Institutional Class Shares: AWIIX)

(Investor Class Shares: AWIVX)

each, a series of THE ADVISORS’ INNER CIRCLE FUND

March 1, 2018

Investment Adviser:

AT Investment Advisers, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the AT Disciplined Equity Fund, the AT Mid Cap Equity Fund and the AT Income Opportunities Fund (each, a “Fund” and together, the “Funds”). This SAI is incorporated by reference into and should be read in conjunction with the Funds’ prospectus dated March 1, 2018, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent annual report for the Funds, which includes the Funds’ audited financial statements dated October 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or Annual Report free of charge by writing to the Funds at AT Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: AT Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or calling the Funds at 1-855-3AT-FUND (1-855-328-3863).

i

THE TRUST	S-1
DESCRIPTION OF PERMITTED INVESTMENTS	S-2
INVESTMENT LIMITATIONS	S-28
THE ADVISER	S-31
THE PORTFOLIO MANAGERS	S-33
THE ADMINISTRATOR	S-35
THE DISTRIBUTOR	S-35
PAYMENTS TO FINANCIAL INTERMEDIARIES	S-36
THE TRANSFER AGENT	S-37
THE CUSTODIAN	S-37
INDEPENDENT registered public accounting firm	S-37
LEGAL COUNSEL	S-38
Securities lending	S-38
TRUSTEES AND OFFICERS OF THE TRUST	S-38
PURCHASING AND REDEEMING SHARES	S-48
DETERMINATION OF NET ASSET VALUE	S-49
TAXES	S-50
FUND TRANSACTIONS	S-58
portfolio holdings	S-60
DESCRIPTION OF SHARES	S-61
SHAREHOLDER LIABILITY	S-61
LIMITATION OF TRUSTEES’ LIABILITY	S-62
PROXY VOTING	S-62
codeS of ethics	S-62
PRINCIPAL Shareholders AND CONTROL PERSONS	S-62
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIEs and procedures	B-1

March 1, 2018	ATF-SX-001-0600

 Investor Class Shares of the Funds are currently not available for purchase.

ii

THE TRUST

General. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

History of the AT Disciplined Equity Fund. The AT Disciplined Equity Fund is the successor to the Invesco Disciplined Equity Fund (the “Invesco Predecessor Fund”) and the Atlantic Whitehall Equity Income Fund (the “Atlantic Whitehall Predecessor Fund” and, together with the Invesco Predecessor Fund, the “Predecessor Funds”). The Invesco Predecessor Fund was managed by Invesco Advisers, Inc. (“Invesco”) and the Atlantic Whitehall Predecessor Fund was managed by AT Investment Advisers, Inc. (the “Adviser”) under the Adviser’s previous name, Stein Roe Investment Counsel, Inc. The Predecessor Funds had substantially similar investment objectives, investment strategies, policies and restrictions as those of the AT Disciplined Equity Fund. The AT Disciplined Equity Fund acquired the assets and liabilities and assumed the historical performance of the Invesco Predecessor Fund on January 2, 2014.

Description of Multiple Classes of Shares. The Trust is authorized to offer shares of the Funds in Institutional Class Shares and Investor Class Shares. The different classes provide for variations in certain distribution and shareholder servicing expenses and minimum initial investment requirements. Minimum investment requirements are described in the Prospectus. For more information on distribution and shareholder servicing expenses, see “Payments to Financial Intermediaries” in this SAI. The Trust reserves the right to create and issue additional classes of shares.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Trust’s Board of Trustees (each, a “Trustee” and collectively, the “Trustees” or the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

S-1

DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. Each Fund is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. A Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below.

American Depositary Receipts (“ADRs”). ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all of the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

S-2

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Equity Securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships (“MLPs”). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate. The Funds purchase equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Alternative Entity Securities. Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

•	Exchange-Traded Funds (“ETFs”). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. Similarly, a Fund may establish a short position in an ETF to gain inverse exposure to a portion of the U.S. or foreign markets. The risks of owning an ETF generally reflect the risks of owning the securities comprising the index which an index ETF is designed to track or the other holdings of an active or index ETF, although lack of liquidity in an ETF could result in it being more volatile than the tracked index or underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also “Securities of Other Investment Companies” below.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

S-3

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

General Risks of Investing in Stocks. While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Real Estate Investment Trusts (“REITs”). Each Fund may invest up to 15% of its total assets in equity interests and/or debt obligations issued by REITs.

A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

S-4

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Funds invest may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

Real Estate Companies’ Securities. The Funds may be subject to the risks associated with the direct ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences.

Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Initial Public Offerings (“IPOs”). A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains that it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

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A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and, compared to their better-established, larger cap peers, may be more vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Master Limited Partnerships. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP’s interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector.

MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

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Foreign Securities. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Emerging Markets. An “emerging market” country is generally a country that the International Bank for Reconstruction and Development (“World Bank”) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNPs”) than more developed countries.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

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•	The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

•	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

•	The economies of many foreign countries are dependent on international trade and their trading partners, and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

•	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

•	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest, or may restrict the ability of foreign investors to repatriate their investment income and capital gains.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Funds’ investments.

Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

Stock Exchange and Market Risk. The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

•	Are generally more volatile than, and not as developed or efficient as, those in the United States;

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•	Have substantially less volume;

•	Trade securities that tend to be less liquid and experience rapid and erratic price movements;

•	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

•	Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

•	May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

•	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

•	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

•	In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

•	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

•	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

•	Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk. While each Fund denominates its NAV in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

•	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

•	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

•	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

•	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

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•	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

•	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

Emerging Markets. Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•	Have relatively unstable governments;

•	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

•	Offer less protection of property rights than more developed countries; and

•	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Money Market Securities. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

U.S. Government Securities. The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

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Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds’ shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15% instead of the previous 10%, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

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Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by the Adviser. See “Appendix A - Description of Ratings” for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer’s creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody’s or BBB- by S&P or higher are considered by those rating agencies to be “investment grade” securities, although Moody’s considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by a Fund is downgraded below investment grade, the Adviser will review the situation and take appropriate action with regard to the security.

Debt Securities. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

•	Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

•	Mortgage-Backed Securities. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

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Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly); and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

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Repurchase Agreements. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements. Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

The AT Disciplined Equity Fund may invest up to 10% of its net assets in reverse repurchase agreements.

Securities of Other Investment Companies. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

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For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the U.S. Securities and Exchange Commission (the “SEC”) to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the “ETFs”) and procedures approved by the Board, a Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Funds’ investment objectives and is legally permissible, the Funds may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the SEC and its staff. A Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivative instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund’s coverage requirements.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), a Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

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Consistent with the CFTC’s regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Funds’ investment strategies and may adversely affect the Funds’ performance.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a “futures commission merchant” or “custodian bank,” when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily NAV, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

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•	Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	Allowing it to expire and losing its entire premium;

•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•	Closing it out in the secondary market at its current price.

•	Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

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The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only “covered” options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

•	A call option on the same security or index with the same or lesser exercise price;

•	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

•	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

•	Entering into a short position in the underlying security;

•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•	Maintaining the entire exercise price in liquid securities.

•	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

•	Options on Credit Default Swaps

An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

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•	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

•	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

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•	Combined Positions

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Straddles and Spreads. A Fund, for hedging purposes, may enter into straddles and spreads. In “spread” transactions, the Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. In “straddles,” the Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and typically the same exercise price. When a Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require a Fund to buy and/or write more than one option simultaneously, the Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to buy or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if the Fund were to buy or sell a single option.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

•	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including the determination of whether such instruments must be traded on exchanges and centrally cleared);

•	Do not require an initial margin deposit; and

•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

•	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

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Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Equity-Linked Securities. The Funds may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Funds’ restrictions on investments in illiquid securities.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

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A swap agreement can be a form of leverage, which can magnify the Funds’ gains or losses. In order to reduce the risk associated with leveraging, the Funds may cover their current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

•	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

•	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

•	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

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•	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

•	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

•	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

•	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds’ gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

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Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Funds’ ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

•	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

•	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•	Have to purchase or sell the instrument underlying the contract;

•	Not be able to hedge its investments; and/or

•	Not be able to realize profits or limit its losses.

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Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•	The facilities of the exchange may not be adequate to handle current trading volume;

•	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

•	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Funds is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The Funds’ use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds do not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

•	Actual and anticipated changes in interest rates;

•	Fiscal and monetary policies; and

•	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

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Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Funds’ use of derivatives, and adversely impact the Funds’ ability to achieve their investment objectives. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (i.e. within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Adviser determines the liquidity of a Fund’s investments. In determining the liquidity of a Fund’s investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not hold more than 15% of its net assets in illiquid securities.

Securities Lending. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). A Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser will vote the securities in accordance with its proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

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Restricted Securities. The Funds may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the “1933 Act”) or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Funds may invest in to the Adviser.

Short Sales Against the Box. A Fund may make short sales of common stocks if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. A Fund will incur transaction costs in connection with short sales against the box.

When-Issued, Delayed-Delivery and Forward-Delivery Transactions. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

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A Fund may use when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Funds will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward-delivery transactions. The Funds will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, the Funds’ distributor, custodian, or any other of the Funds’ intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

Each Fund may not:

1.	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements involving such securities, securities of other investment companies, or municipal securities.

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2.	With respect to 75% of its assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

3.	Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

4.	Issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

5.	Make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

6.	Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting.

7.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

8.	Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Policies

In addition to the investment objective of each Fund, the following limitations are non-fundamental and may be changed by the Board without shareholder approval.

1.	Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

2.	Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of the Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

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3.	Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit the Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

4.	Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

5.	Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

6.	The AT Mid Cap Equity Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-capitalization companies. This non-fundamental policy may be changed by the Board upon at least 60 days’ written notice to Fund shareholders.

7.	The AT Income Opportunities Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in income producing securities. This non-fundamental policy may be changed by the Board upon at least 60 days’ written notice to Fund shareholders.

8.	The AT Disciplined Equity Fund invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities and other instruments that have economic characteristics similar to equity securities. This non-fundamental policy may be changed by the Board upon at least 60 days’ written notice to Fund shareholders.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. Under normal circumstances, if such a change in values or assets causes a Fund to not adhere to a percentage restriction, the Fund will only make investments that will bring it toward meeting such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Borrowing. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of a Fund’s investment restriction. Section 18(f) of the 1940 Act permits an investment company to borrow only from banks.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Funds’ concentration policy, each Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner.

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Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a fund.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER

General. AT Investment Advisers, Inc., located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, has been providing investment advisory services since 1932, and is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly owned subsidiary of the Canadian Imperial Bank of Commerce (“CIBC”), a Canadian financial services company. As of December 31, 2017, the Adviser had approximately $17.3 billion in assets under management.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement dated September 3, 2013 (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each of the Funds, subject to the supervision of, and policies established by, the Trustees.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to any Fund, by a majority of the outstanding voting securities of that Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or, by the Adviser, on not less than 30 days’ nor more than 60 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

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Advisory Fees Paid to the Adviser. For its services to the AT Disciplined Equity Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following rates based on the average daily net assets of the Fund:

Fund Assets	Fee
First $250 million	0.695%
Next $250 million	0.670%
Next $500 million	0.645%
Next $1.5 billion	0.620%
Next $2.5 billion	0.595%
Next $2.5 billion	0.570%
Next $2.5 billion	0.545%
Over $10 billion	0.520%

For its services to the AT Mid Cap Equity Fund and AT Income Opportunities Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the AT Mid Cap Equity Fund and 0.60% of the average daily net assets of the AT Income Opportunities Fund.

The Adviser has contractually agreed to reduce fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the amounts listed in the table below, as a percentage of average daily net assets of each Fund, until February 28, 2019:

AT Disciplined Equity Fund	0.80%
AT Mid Cap Equity Fund	1.00%
AT Income Opportunities Fund	0.85%

In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee reduction and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019; or (ii) by the Board, for any reason at any time. The Board has no current intention to terminate the Agreement prior to February 28, 2019.

Prior to February 29, 2016, the Adviser had contractually agreed to reduce fees and reimburse expenses of the AT Disciplined Equity Fund in order to keep total annual Fund operating expenses (not including excluded expenses) from exceeding 0.79% of the Fund’s average daily net assets.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the following investment advisory fees to the Adviser:

Fund	Contractual Advisory Fees			Fees Waived by the Adviser			Total Fees Paid to the Adviser (After Waivers) [1]
	2015	2016	2017	2015	2016	2017	2015	2016	2017
AT Disciplined Equity Fund	$4,252,858	$4,667,954	$5,584,276	$13,568	$2,693	$0	$4,239,290	$4,729,517	$5,632,535
AT Mid Cap Equity Fund	$1,119,849	$2,167,179	$3,348,732	$0	$0	$0	$1,188,007	$2,167,179	$3,348,732
AT Income Opportunities Fund	$1,055,972	$1,241,961	$1,727,444	$0	$0	$0	$1,091,534	$1,241,961	$1,727,444
[1]	During the fiscal year ended October 31, 2015, the Adviser recovered previously waived and reimbursed fees of $68,158 for the AT Mid Cap Equity Fund and $35,562 for the AT Income Opportunities Fund. During the fiscal year ended October 31, 2016, the Adviser recovered previously waived and reimbursed fees of $64,256 for the AT Disciplined Equity Fund. During the fiscal year ended October 31, 2017, the Adviser recovered previously waived and reimbursed fees of $48,259 for the AT Disciplined Equity Fund.

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THE PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser, to participate in a discretionary year-end bonus pool. The Adviser reviews and approves the amount of the bonus pool available for the Adviser’s investment centers. The Adviser considers investment performance and financial results in its review. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation. Portfolio managers may be granted an annual deferral award of CIBC restricted stock units.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

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Name	Dollar Range of Fund Shares Owned[1]
Patricia Bannan	$100,001-$500,000 (AT Disciplined Equity Fund)
Brant Houston	$100,001-$500,000 (AT Disciplined Equity Fund) $100,001-$500,000 (AT Income Opportunities Fund)
Jay Pearlstein	None
Gary Pzegeo	None
Frederick L. Weiss	$500,001-$1,000,000 (AT Disciplined Equity Fund) Over $1,000,000 (AT Mid Cap Equity Fund)
1	Valuation date is October 31, 2017.

Other Accounts. In addition to the Funds, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of October 31, 2017.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Patricia Bannan	1	$899.42	0	$0	2,509	$5,654.01
Brant Houston	2	$1,222.03	0	$0	2,527	$5,705.20
Jay Pearlstein	1	$522.70	1	$34.02	619	$1,168.81
Gary Pzegeo	1	$322.61	0	$0	18	$51.19
Frederick L. Weiss	1	$522.70	1	$34.02	619	$1,168.81

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Funds and other account(s). To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser determines which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which the Adviser or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

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•	Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the following amounts for these services:

Administration Fees Paid
Fund	2015	2016	2017
AT Disciplined Equity Fund	$504,234	$555,706	$669,383
AT Mid Cap Equity Fund	$127,847	$231,167	$357,202
AT Income Opportunities Fund	$140,797	$165,596	$230,327

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

Distribution Plan. The Trust has adopted a Distribution Plan with respect to the Investor Class Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Funds grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Funds may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of a Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Investor Class Shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Shareholder Servicing Plan. The Funds have adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.15% of average daily net assets of Investor Class Shares of the Funds will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and/or administrative services or similar non-distribution services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Funds; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Funds; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Funds on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Funds may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

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Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the Funds’ transfer agent.

THE CUSTODIAN

MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104 (the “Custodian”), acts as custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

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LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

The Funds did not engage in securities lending activities during the fiscal year ended October 31, 2017.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with an adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

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The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

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Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the funds, and to exercise their business judgment in a manner that serves the best interests of the funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

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The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

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•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	None	None
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None
1	Valuation date is December 31, 2017.
2	The Funds are the only funds in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the Funds’ most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$111,968	N/A	N/A	$111,968 for service on one (1) board
Johnson	$111,968	N/A	N/A	$111,968 for service on one (1) board
Krikorian	$120,541	N/A	N/A	$120,541 for service on one (1) board
Speca	$111,968	N/A	N/A	$111,968 for service on one (1) board
Sullivan	$126,189	N/A	N/A	$126,189 for service on one (1) board
[1]	All funds in the Fund Complex are series of the Trust.

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Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

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The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over-the-counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate NAV, the settlement price may not be available at the time at which each Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

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Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

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The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies (“RICs”), such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Qualification as a Regulated Investment Company. Each Fund intends to qualify and elect to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

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A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. A Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as RICs.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. The AT Income Opportunities Fund’s investment strategies may limit its ability to make distributions eligible to be treated as qualified dividend income.

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Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. The AT Income Opportunities Fund’s investment strategies may limit its ability to make distributions eligible for the dividends received deduction for corporate shareholders.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

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Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds (or their administrative agent) are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as their default cost basis method. The cost basis method elected by the Fund shareholders (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Funds’ ability to qualify as RICs, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Certain derivative investments by the Funds, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the Qualifying Income Test described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Asset Test described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the Asset Test with respect to such derivatives.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

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With respect to investments in STRIPS, treasury receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs”, the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund was able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event, would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Certain Foreign Currency Tax Issues. A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

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If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding. A Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

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Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends they pay, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

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FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the following aggregate brokerage commissions on Fund transactions:

	Aggregate Dollar Amount of Brokerage Commissions Paid
Fund	2015	2016	2017
AT Disciplined Equity Fund	$114,625	$126,447	$135,071
AT Mid Cap Equity Fund	$117,111	$117,474	$152,620
AT Income Opportunities Fund	$119,597	$82,043	$88,022

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

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To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Funds or any other specific client accounts that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the most recently completed fiscal year, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser:

Fund	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
AT Disciplined Equity Fund	$127,789	$260,797,659
AT Mid Cap Equity Fund	$134,202	$223,121,342
AT Income Opportunities Fund	$67,024	$81,239,944

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

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For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that each Fund held during their most recent fiscal year. During the fiscal year ended October 31, 2017, the Funds did not hold any securities of their “regular brokers and dealers.”

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which a Fund may invest since such contracts generally have remaining maturities of less than one year. A Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the fiscal years ended October 31, 2016 and 2017, the portfolio turnover rates for the Funds were as follows:

Fund	Portfolio Turnover Rates
	2016	2017
AT Disciplined Equity Fund	12%	17%
AT Mid Cap Equity Fund	23%	17%
AT Income Opportunities Fund	24%	17%

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of the Funds’ shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser’s Chief Compliance Officer, either directly or through reports by the Trust’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s NAV (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to the Fund’s shareholders. Each Fund’s complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC on Form N-Q, and the Fund’s complete schedule of investments following the second and fourth fiscal quarters will be available in shareholder reports filed with the SEC on Form N-CSR.

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Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to the Funds’ shareholders but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-855-3AT-FUND (1-855-328-3863).

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, the Administrator or the Transfer Agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds’ policies and procedures provide that the Adviser’s Chief Compliance Officer may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser’s Chief Compliance Officer must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds’ shareholders and that to the extent conflicts between the interests of the Funds’ shareholders and those of the Funds’ Adviser, principal underwriter, or any affiliated person of the Funds exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Trust’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipients of the Funds’ portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds’ shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

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LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds’ complete proxy voting records during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-855-3AT-FUND (1-855-328-3863); and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of any class of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

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AT Disciplined Equity Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Institutional	35.17%
VALLEE & CO FBO VA C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY, WI 54304-5280	Institutional	22.45%
MITRA & CO FBO VA C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY, WI 54304-5280	Institutional	15.88%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY, NJ 07310-1995	Institutional	15.74%

AT Mid Cap Equity Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Institutional	42.60%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY, NJ 07310-1995	Institutional	21.46%
VALLEE & CO FBO VA C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY, WI 54304-5280	Institutional	17.88%
MITRA & CO FBO VA C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY, WI 54304-5280	Institutional	12.65%

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AT Income Opportunities Fund
Name and Address	Class of Shares	% of Class
VALLEE & CO FBO VA C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY, WI 54304-5280	Institutional	41.95%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Institutional	26.44%
MITRA & CO FBO VA C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY, WI 54304-5280	Institutional	13.31%
NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 499 WASHINGTON BLVD FL 4 JERSEY CITY, NJ 07310-1995	Institutional	9.95%
MARIL & CO FBO VA C/O BMO HARRIS BANK NA ATTN MF 480 PILGRIM WAY, SUITE 1000 GREEN BAY, WI 54304-5280	Institutional	7.17%

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

A-1

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

A-3

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-4

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

A-5

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

A-6

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-7

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

B-1

Proxy Policy Handbook

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Proxy Policy Handbook

1 Proxy Voting Policies & Procedures	4
1.1 Fiduciary Obligations & Government Regulation	4
1.2 Proxy Committee	4
1.3 Procedures for Proxy Voting	5
1.4 Recordkeeping	6
1.5 Conflicts of Interest	6
1.6 Social Responsibility Issues	7
1.7 Client Directed Votes/Overrides	7
2 Proxy Voting Guidelines	7
2.1 ISS Proxy Voting Guidelines	8
2.2 Corporate Governance and Organizational Matters	8
2.3 Capital Structure and Transactions	9
2.4 Stockholder Proposals	9
2.5 International Investing	10

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1	Proxy Voting Policies & Procedures

1.1 Fiduciary Obligations & Government Regulation

The outcome of a proxy vote can have a significant impact on the value of a company. As fiduciaries of client or fund assets that include equities, Atlantic Trust is responsible for voting proxies in a prudent manner with the objective of maximizing shareholder value. Each of the Atlantic Trust Companies serves in a fiduciary capacity to its investment clients and is committed to placing client’s interests first. CIBC Atlantic Trust Private Wealth Management acquires and holds a company’s stock with the expectation that it will prove to be a good investment. Accordingly, consideration of proxy proposals is primarily focused on the investment implications of each proposal. In certain cases, such as international investing, practical considerations may make it impossible or disadvantageous to vote proxies in every instance.

Atlantic Trust, in its capacity as a fiduciary and to meet regulatory requirements, must document how client proxies are voted. The Securities and Exchange Commission (the “SEC”) has promulgated rules that require registered investment advisers and registered investment companies to develop policies and procedures for proxy voting and to disclose such policies to their clients and shareholders. The SEC also requires these registered entities to maintain proxy voting records and make them available to clients and shareholders upon request.

This Proxy Policy Handbook (“Handbook”) contains group-wide proxy-voting policies and procedures for CIBC Atlantic Trust Private Wealth Management. This Handbook will be reviewed and approved periodically by each of the Companies’ boards. Amendments may be made by the investment committees (as defined herein) of Atlantic Trust Company as ratified by the ATC Board of Directors.

1.2 Proxy Committee

The proxy committee (the “Proxy Committee” or the “Committee”) is a sub-committee of the Investment Policy Committee. It is primarily responsible for implementing the proxy voting policies and procedures and oversight of the proxy voting process for all the companies comprising CIBC Atlantic Trust Private Wealth Management. The Committee generally consists of members from the investment management team, at least one of whom is a member of the Leadership Council, and other groups as appropriate. In all cases, members of the Proxy Committee are officers or employees of CIBC Atlantic Trust Private Wealth Management. In addition to Committee’s evaluations and knowledge of the portfolio companies, the Proxy Committee may use independent research and input provided by third parties

Proxy Administrator

The Proxy Committee has appointed a Proxy Administrator who is responsible for administering and monitoring the proxy voting process and coordinating as appropriate, between the Proxy Committee and ISS, to ensure that all proxies are voted and recorded in an accurate and timely manner. As is discussed below, ISS has been engaged by the Companies to provide various services to assist the Companies in connection with the voting of proxies.

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The Proxy Administrator is also responsible for ensuring that shareholder requests for proxy voting records are responded to within the SEC’s prescribed time limits.

1.3 Procedures for Proxy Voting

Proxies generally will be voted in accordance with the guidelines contained in this handbook (the “Guidelines”) unless an issue warrants special consideration by the Proxy Committee or an issue falls outside the scope of the Guidelines. In addition to the use of a Proxy Administrator, the Companies may retain third parties to assist with the administrative and ministerial aspects of proxy voting including, but not limited to, proxy voting, recordkeeping and the handling of client or shareholder requests and have engaged ISS in this regard. A description of the specific operations and procedures for each of the Companies is set forth below:

Atlantic Trust Company, N.A.

Atlantic Trust Company uses the Proxy Committee to oversee the voting of proxies for securities held in its client accounts. Proxies are generally voted in accordance with the Guidelines. Issues that are not covered by the Guidelines are referred to the Proxy Committee, which has authority to decide how the proxies shall be voted. In deciding how to vote proxies, the Proxy Committee may consult with the portfolio manager(s) of the accounts that hold the securities to be voted. Atlantic Trust Company retains required documentation regarding the voting of proxies by it.

AT Investment Advisers, Inc.

AT Investment Advisers, Inc. (“ATIA”) handles proxy voting in several ways. ATIA provides investment management services in connection with certain trust accounts of affiliated and unaffiliated trust companies. Certain of these trust accounts hold their assets in custody at external custodians and have delegated proxy voting to the external custodian, which votes proxies for securities held in these accounts in accordance with its proxy voting policies and procedures.

Other clients may delegate this responsibility to ATIA either verbally or in writing. In cases where ATIA has been delegated proxy voting authority, it votes proxies in accordance with the Guidelines or, in certain cases, as directed by the Proxy Committee. Issues that are not covered by the Guidelines are referred to the Proxy Committee, which has authority to decide how the proxies shall be voted on these issues. In deciding how to vote proxies, the Proxy Committee may consult with the portfolio manager(s) of the funds or accounts that hold the securities to be voted. The Proxy Administrator shall be responsible for notifying ISS how to vote on these issues.

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Sub-Advisers

From time to time, ATPWM may use sub-advisers to perform investment advisory services for certain clients. It is the position of ATPWM that a sub-adviser generally is in the best position to vote proxies and therefore typically will arrange for the sub-advisers to assume responsibility for proxy voting in the sub-advisory agreement. Proxies will be voted in accordance with the proxy voting policies and procedures of the sub-adviser. Copies of sub-advisers proxy voting policies will be made available to each board for their review.

1.4 Recordkeeping

SEC regulated entities must maintain proxy voting policies and voting records in an easily accessible place for five (5) years (the first two of which must be in the office). In view of the fact that all of the Atlantic Trust Companies are government-regulated entities, each Company maintains proxy-related materials for this length of time, including the following records:

•	Copies of the Proxy Voting Handbook, client disclosures and any amendments thereto;
•	A copy of each proxy statement that is received (or have arrangements in place with a third party to retain a copy and provide promptly upon request);
•	A record of each vote cast on behalf of a client. (Or, have arrangements in place with a third party to record votes cast and provide a copy of such record promptly upon request.);
•	Any other documentation that was used in the decision-making process or that memorializes the basis for the decision;
•	A copy of each written client request for information on how proxies are voted and any responses to client requests. (Verbal client requests for information should be recorded in a log.)

1.5 Conflicts of Interest

In most cases, proxies are voted in accordance with the specific provisions articulated in the Guidelines; the conflicts of interest generally do not arise. However conflicts, either perceived or actual, may occur.

For example, a portfolio company may retain one of the Atlantic Trust Companies to provide investment management or other services to its 401(k) plan or pension plan. If a conflict of interest situation arises, including the voting of CIBC (CM) stock, the Proxy Committee will evaluate the proxy proposal to determine what is in the best interest of the client or shareholders and vote accordingly. If the Proxy Committee determines that it would be inappropriate for it to vote the proxy, the Proxy Committee will consult with the board of the conflicted Atlantic Trust entity to determine how to proceed, which may include engaging an independent third party to vote the proxy or employing other means of addressing the conflict.

Clients who are insiders of a particular company or are in some way connected to the senior management of a particular company, and whose shares are held at ATPWM, often wish to want to vote their shares with management. It is the policy of ATPWM that when accounts are set up for these clients, the Relationship Manager must flag the stock in question such that the proxy for that company will be sent directly to his or her attention, bypassing the automated proxy voting system entirely. In this way, the Relationship Manager can be sure that the client’s shares have been voted in accordance with the client’s wishes.

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Any conflict presented regarding the voting of proxies will be reviewed on a quarterly basis.

1.6 Social Responsibility Issues

Under our standard proxy policy, ATPWM votes proxies with a primary focus on the investment implications of each issue. Accordingly, social issues generally are considered within the context of our clients’ financial interests. However, for those clients who prefer to incorporate social responsibility into their proxy voting and support shareholder initiatives calling for greater corporate transparency and accountability (with less emphasis on the financial implications of these initiatives), we offer a socially responsible proxy option. At present, this policy is administered by ISS.

1.7 Client Directed Votes/Overrides

ATPWM serves a diverse group of clients, some of whom possess concentrated holdings in public companies or have expressed interest in a particular company. On occasion, ATPWM’s proxy voting policies may contradict a client’s views on a particular issue and the client will seek to vote his or her own position of shares. In these instances, the ATPWM will, if operationally feasible, take direction from the individual client and override the vote with respect to that client’s shares. (Due to the amount of time required to remove an individual client’s securities from the ATPWM’s electronic voting file, it may be impossible to separately vote the proxy for an individual client’s securities on a pending proposal.) These voting exceptions will be documented by the Proxy Administrator and kept in a log. It will be the responsibility of the Relationship Manager to make sure that all subsequent proxies for the company in question are forwarded directly to the client for him or her to vote.

2	Proxy Voting Guidelines

As part of the investment process, CIBC Atlantic Trust Private Wealth Management evaluates the management of all portfolio companies. The ability and judgment of management is, in our opinion, one of the most critical factors in determining the investment merits of any portfolio company. ATPWM generally will not hold securities of companies whose management it questions, and accordingly, gives substantial weight to management opinions. ATPWM generally casts most of its proxy votes, particularly on routine matters, in accordance with management recommendations. However, when the Proxy Committee believes that the position of management may not be in the best interests of shareholders, the Proxy Committee may vote against management recommendations. As a general rule, ATPWM votes against any proposals that would reduce the rights of shareholders, reduce shareholder influence over the board of directors and management, adversely affect the alignment of interests between management and shareholders, or reduce the value of an investment. In addition, absent specific prior authorization from the Proxy Committee, ATPWM generally does not:

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•	Announce its voting intentions and the reasons therefore.
•	Participate in a proxy solicitation or otherwise seek proxy-voting authority from any other portfolio company shareholder.
•	Act in concert with other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company including those shareholders who are under “common control” with the Atlantic Trust Company.

2.1 ISS Proxy Voting Guidelines

CIBC Atlantic Trust Private Wealth Management has engaged ISS to provide vote research and ballot casting services. ISS is a leading provider of proxy vote and research services and performs a thorough review of its guidelines at the beginning of each year. The Proxy Committee believes that ISS’ policies reflect current best practices in the proxy industry and have therefore adopted ISS’ Proxy Voting Guidelines for CIBC Atlantic Trust Private Wealth Management for the current year. The Proxy Committee will review the updated ISS Proxy Voting Guidelines at the beginning of each to ensure that they still reflect our client’s best interest and our consistent with our own philosophy and thinking in this area. The Proxy Committee believes that the ISS Proxy Voting Guidelines are consistent with its philosophy on corporate governance and shareholder issues and provide a level of detail and research capability that the Proxy Committee would be unable to provide on its own.

2.2 Corporate Governance and Organizational Matters

Proposals that could allow management to disregard the opinions of shareholders regarding major corporate changes generally will be opposed. These include various anti-takeover provisions such as requiring board approval of any tender offer, “poison pills”, and staggered boards. Anti-takeover provisions could prevent shareholders from maximizing the return on their investment in situations where management objects to a sale of the company and will generally be opposed.

In the majority of cases, management’s slate of nominees to a board of directors is unopposed and generally will be approved, unless specific information reveals that a particular candidate is unfit to serve. Management proposals to indemnify directors also generally will be approved, unless otherwise inappropriate. A majority of the board should be outside directors to encourage objective oversight and to make a variety of experience and opinions available to management. No inside directors should serve on the audit committee of the board of directors and a majority of the compensation committee should be outside directors. Proposals at variance to these positions will generally be opposed.

Management proposals to amend a corporate charter to change the scope of business description or fiscal year of a corporation generally will be approved. Proposals to appoint independent auditors also generally will be approved. However, proposals to change the state of incorporation generally will be opposed, unless there is a compelling reason to do otherwise. Proposals to limit special meetings and proposals to alter by-laws to require supermajority for stockholder approvals also generally will be opposed.

Effective 2/18/14

Proxy Policy Handbook

2.3 Capital Structure and Transactions

When evaluating proposed changes to capital structure, changes that could dilute the interests of the shareholders will be carefully examined and generally opposed. Proposals giving a board unlimited authority to issue “blank check preferred” stock will be opposed. Such authority could be used to issue preferred stock for little or no consideration and such stock could have voting, liquidation, and dividend rights superior to the common shares. The board could also use the threat to issue blank check preferred as an anti-takeover device.

Proposals to increase the number of authorized shares outstanding will be evaluated on a case-by-case basis in light of the reasons stated in the proxy. Proposals to increase authorized shares to accommodate stock dividends, splits or other clearly defined needs generally will be approved. However, proposals to increase authorized stock without appropriate management explanation and for purposes other than the benefit of shareholders generally will be opposed. Management proposals to eliminate preemptive rights generally will be approved, except in closely held companies. Approval to repurchase shares will ordinarily be given as share repurchase programs tend to support the price of the stock and shares are generally only repurchased when management cannot find an appropriate use for excess corporate funds.

In the case of competing tender offers, the highest offer generally will be approved in the absence of contrary overriding circumstances. The payment of “greenmail” to convince a potential acquirer to drop its bid would usually be an improper use of corporate assets and accordingly, will be opposed.

2.4 Stockholder Proposals

In voting stockholder proposals, ATPWM generally supports those dealing with:

•	Expanded financial information;
•	Annual election of all board members;
•	Majority rights;
•	Anti-greenmail charter provisions;
•	Equal access to proxy process;
•	Right of shareholders to act by written consent;
•	Right of shareholders to vote on a Poison Pill;
•	Confidential voting; and
•	Requiring a majority of the Audit and Compensation committees to be comprised of outside directors.

In voting on stockholder proposals, ATPWM generally opposes those dealing with:

•	Specific boycotts or restrictions based on political, special interest or international trade considerations that would impair the company’s ability to do business; such as restrictions on political contributions;
•	Requiring directors to own stock;

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Proxy Policy Handbook

•	Cumulative voting;
•	By-law amendments by shareholder vote

2.5 International Investing

Laws governing non-U.S. issuers may vary significantly from U.S. law and from jurisdiction to jurisdiction. For example, many non-U.S. jurisdictions impose the following material burdens on voting proxies:

•	Share-blocking. Shares must be frozen for certain periods of time to vote via proxy.
•	Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in many cases, then re-registered back. Shares are normally blocked during this period.
•	Powers of attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases the investment adviser is not authorized to deliver this information or sign the relevant documents.

Before making a decision, the Investment Committee will weigh the advantages and disadvantages to voting in these jurisdictions. Where the Investment Committee believes it is in the best interest of the client to vote, it will do so in accordance with the Guidelines, where applicable.

Effective 2/18/14

Cambiar Opportunity Fund

(Investor Class Shares: CAMOX)

(Institutional Class Shares: CAMWX)

Cambiar International Equity Fund

(Investor Class Shares: CAMIX)

(Institutional Class Shares: CAMYX)

Cambiar Small Cap Fund

(Investor Class Shares: CAMSX)

(Institutional Class Shares: CAMZX)

Cambiar Global Ultra Focus Fund

(Investor Class Shares: CAMAX)

(Institutional Class Shares: )

Cambiar SMID Fund

(Investor Class Shares: CAMMX)

(Institutional Class Shares: CAMUX)

Cambiar Global Equity Fund

(Investor Class Shares: CAMGX)

(Institutional Class Shares: CAMTX)

Cambiar International Small Cap Fund

(Institutional Class Shares: CAMFX)

Prospectus

March 1, 2018

The Advisors’ Inner Circle Fund

[CAMBIAR INVESTORS LOGO]

REDEFINING VALUE SINCE 1973

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

Page

Cambiar Opportunity Fund	1
Fund Investment Objective	1
Fund Fees and Expenses	1
Principal Investment Strategies	2
Principal Risks of Investing in the Fund	3
Performance Information	3
Investment Adviser	4
Fund Management	4
Purchasing and Selling Fund Shares	5
Cambiar International Equity Fund	6
Fund Investment Objective	6
Fund Fees and Expenses	6
Principal Investment Strategies	7
Principal Risks of Investing in the Fund	8
Performance Information	9
Investment Adviser	11
Fund Management	11
Purchasing and Selling Fund Shares	11
Cambiar Small Cap Fund	13
Fund Investment Objective	13
Fund Fees and Expenses	13
Principal Investment Strategies	14
Principal Risks of Investing in the Fund	15
Performance Information	15
Investment Adviser	17
Fund Management	17
Purchasing and Selling Fund Shares	17
Cambiar Global Ultra Focus Fund	19
Fund Investment Objective	19
Fund Fees and Expenses	19
Principal Investment Strategies	20
Principal Risks of Investing in the Fund	22
Performance Information	24
Investment Adviser	25
Fund Management	25
Purchasing and Selling Fund Shares	25
Cambiar SMID Fund	26
Fund Investment Objective	26
Fund Fees and Expenses	26
Principal Investment Strategies	27
Principal Risks of Investing in the Fund	28
Performance Information	29
Investment Adviser	30
Fund Management	30
Purchasing and Selling Fund Shares	30

-i-

(continued)

Page

Cambiar Global Equity Fund	32
Fund Investment Objective	32
Fund Fees and Expenses	32
Principal Investment Strategies	33
Principal Risks of Investing in the Fund	34
Performance Information	36
Investment Adviser	37
Fund Management	37
Purchasing and Selling Fund Shares	37
Cambiar International Small Cap Fund	38
Fund Investment Objective	38
Fund Fees and Expenses	38
Principal Investment Strategies	39
Principal Risks of Investing in the Fund	30
Performance Information	42
Investment Adviser	43
Fund Management	43
Purchasing and Selling Fund Shares	43
Summary Information About Taxes and Financial Intermediary Compensation	44
Investing with the Cambiar Funds	45
Buying Fund Shares	46
Redeeming Fund Shares	48
Exchanging Fund Shares	50
Transaction Policies	51
Account Policies	55
Additional Information about the Funds	61
Other Investment Practices and Risks	61
Investment Management	64
more information about the funds’ history and performance	68
Payments to Financial Intermediaries	68
Additional Information	70
Financial Highlights	71

As of the date of this prospectus, Institutional Class Shares of the Cambiar Global Ultra Focus Fund and the Cambiar Global Equity Fund are not available for purchase.

-ii-

CAMBIAR OPPORTUNITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Opportunity Fund (the “Fund”) seeks total return and capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares		Investor Class Shares
Management Fees		0.75%		0.75%
Other Expenses[1]		0.11%		0.31%
Shareholder Service Fees[2]	None		0.20%
Other Operating Expenses	0.11%		0.11%
Total Annual Fund Operating Expenses		0.86%		1.06%
Less Fee Reductions and/or Expense Reimbursements[3]		(0.06)%		(0.06)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.80%		1.00%

1	Effective August 15, 2017, the Fund's fiscal year end changed from April 30 to October 31. Therefore, “Other Expenses” shown are annualized for the period from May 1, 2017 through October 31, 2017.

2	The Fund’s Investor Class Shares are subject to a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of the Fund’s Investor Class Shares.

3	Cambiar Investors, LLC (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and shareholder servicing fees (collectively, “excluded expenses”)) from exceeding 0.80% of the average daily net assets of each of the Fund’s share classes until March 1, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$82	$268	$470	$1,054
Investor Class Shares	$102	$331	$579	$1,289

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from May 1, 2017 to October 31, 2017, the Fund’s unannualized portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of common stocks of companies with a market capitalization in excess of $3 billion at time of purchase.

In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a diversified portfolio of companies that meet the following criteria:

•	Quality – The Adviser seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. The Adviser prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

•	Valuation – The Adviser uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

•	Catalyst – The Adviser seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the business’s cash flow, margins and/or earnings) that it believes can positively change investors’ perception of a company, but has not yet been recognized by the market.

•	Hurdle Rate – The Adviser seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, typically over a 1-2 year time horizon, and is based on the company returning to its normal earnings and valuation.

The Adviser constructs the Fund’s portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser’s conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund’s risk through its research process as well as limits on individual position sizes and allocations to an economic sector.

2

The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if it is determined that the investment thesis remains intact.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.

The Fund pursues a “value style” of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, “value stocks” can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser’s expected valuation.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Investor Class Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.cambiar.com or by calling 1-866-777-8227.

2008	(40.61)%
2009	41.70%
2010	18.94%
2011	(8.69)%
2012	8.56%
2013	31.76%
2014	8.86%
2015	1.41%
2016	13.13%
2017	14.79%

3

During the periods shown in the chart, the Fund’s Investor Class Shares’ highest return for a quarter was 22.06% (quarter ended 6/30/2009) and the lowest return for a quarter was (24.06)% (quarter ended 12/31/2008).

Average Annual Total Returns for Periods Ended December 31, 2017

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class Shares. After-tax returns for Institutional Class Shares will vary.

Institutional Class Shares of the Fund commenced operations on November 3, 2005. As a result, the performance information provided for Institutional Class Shares incorporates the returns of Investor Class Shares of the Fund for periods before November 3, 2005. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that total expenses of Institutional Class Shares are lower.

	1 Year	5 Years	10 Years	Since Inception (6/30/98)
Investor Class Shares
Fund Returns Before Taxes	14.79%	13.57%	6.48%	8.74%
Fund Returns After Taxes on Distributions	11.35%	11.67%	5.50%	7.60%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	11.05%	10.63%	5.08%	7.03%
Institutional Class Shares
Fund Returns Before Taxes	15.01%	13.84%	6.75%	8.91%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)[1]	13.66%	14.04%	7.10%	6.95%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)[1]	21.83%	15.79%	8.50%	6.49%

1	As of March 1, 2018, the Fund’s benchmark changed from the S&P 500® Index to the Russell 1000® Value Index, because the Adviser believes the Russell 1000® Value Index is a more relevant benchmark for the Fund’s investment strategy.

INVESTMENT ADVISER

Cambiar Investors, LLC

FUND MANAGEMENT

The Opportunity Fund is managed by the domestic investment team. This team includes:

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has served as Lead Manager of the portfolio team for the Fund since its inception in 1998.

4

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Timothy A. Beranek, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.

Jeffrey H. Susman, Investment Principal, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.

Colin M. Dunn, CFA, Investment Principal, joined the Adviser in 2011 and has served on the portfolio team for the Fund since 2011.

PURCHASING AND SELLING FUND SHARES

To purchase Investor Class Shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100. To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $5,000,000. There is no minimum for subsequent investments in Institutional Class Shares. The Fund reserves the right to waive any of the minimum investment amounts in its sole discretion. If your Institutional Class Share holdings are below the initial minimum investment amount at any time, the Fund reserves the right to transfer, on a tax-free basis, your Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange (“NYSE”) is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 44 of the prospectus.

5

CAMBIAR INTERNATIONAL EQUITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar International Equity Fund (the “Fund”) seeks total return and capital preservation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares		Investor Class Shares
Management Fees		0.90%		0.90%
Other Expenses[1]		0.09%		0.22%
Shareholder Service Fees[2]	None		0.13%
Other Operating Expenses	0.09%		0.09%
Total Annual Fund Operating Expenses		0.99%		1.12%
Less Fee Reductions and/or Expense Reimbursements[3]		(0.04)%		(0.04)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.95%		1.08%

1	Effective August 15, 2017, the Fund's fiscal year end changed from April 30 to October 31. Therefore, “Other Expenses” shown are annualized for the period from May 1, 2017 through October 31, 2017.

2	The Fund’s Investor Class Shares are subject to a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of the Fund’s Investor Class Shares.

3	Cambiar Investors, LLC (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and shareholder servicing fees (collectively, “excluded expenses”)) from exceeding 0.95% of the average daily net assets of each of the Fund’s share classes until March 1, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

6

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$97	$311	$543	$1,209
Investor Class Shares	$110	$352	$613	$1,360

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from May 1, 2017 to October 31, 2017, the Fund’s unannualized portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of foreign companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund expects, under normal market conditions, to invest in at least three different countries. In selecting investments for the Fund, the Adviser focuses predominantly on medium to large market capitalization equity securities.

The Fund may consider a company to be a “foreign company” if: (i) 50% of the company’s assets are located outside of the United States; or (ii) 50% of the company’s revenues are generated outside of the United States; or (iii) the company is domiciled or doing a substantial amount of business outside of the United States. The majority of these companies operate in “established” markets; however, when opportunities warrant, the Fund may invest up to 25% of its assets in securities of companies in “emerging market” countries. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrializing, with lower gross national products than more developed countries. In some circumstances, the Fund may purchase American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership interest in a foreign security, rather than foreign shares that are traded on foreign exchanges, because the ADRs have greater liquidity or for other reasons.

In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a diversified portfolio of companies that meet the following criteria:

•	Quality – The Adviser seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. The Adviser prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

7

•	Valuation – The Adviser uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

•	Catalyst – The Adviser seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the business’s cash flow, margins and/or earnings) that it believes can positively change investors’ perception of a company, but has not yet been recognized by the market.

•	Hurdle Rate – The Adviser seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, typically over a 1-2 year time horizon, and is based on the company returning to its normal earnings and valuation.

The Adviser constructs the Fund’s portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser’s conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund’s risk through its research process as well as limits on individual position sizes and allocations to an economic sector or individual country.

The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if it is determined that the investment thesis remains intact.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.

Because the Fund invests in foreign securities, including through securities denominated in foreign currencies and ADRs, it will be subject to certain risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States, because of, among other things, unstable political and economic conditions, sovereign solvency considerations, and less developed and more thinly-traded securities markets. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is often less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. Although ADRs and other depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

8

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund’s assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

The Fund pursues a “value style” of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, “value stocks” can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser’s expected valuation.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Investor Class Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

9

Updated performance information is available on the Fund’s website at www.cambiar.com or by calling 1-866-777-8227.

2008	(49.73)%
2009	42.88%
2010	12.83%
2011	(8.08)%
2012	16.95%
2013	26.57%
2014	(8.32)%
2015	7.57%
2016	(0.93)%
2017	21.25%

During the periods shown in the chart, the Fund’s Investor Class Shares’ highest return for a quarter was 25.69% (quarter ended 6/30/2009) and the lowest return for a quarter was (32.95)% (quarter ended 9/30/2008).

Average Annual Total Returns for Periods Ended December 31, 2017

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class Shares. After-tax returns for Institutional Class Shares will vary.

Institutional Class Shares of the Fund commenced operations on November 30, 2012. As a result, the performance information provided for Institutional Class Shares incorporates the returns of Investor Class Shares of the Fund for periods before November 30, 2012. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that total expenses of Institutional Class Shares are lower.

	1 Year	5 Years	10 Years	Since Inception (09/02/97)
Investor Class Shares
Fund Returns Before Taxes	21.25%	8.44%	2.71%	8.14%
Fund Returns After Taxes on Distributions	20.99%	8.23%	2.46%	7.78%[1]
Fund Returns After Taxes on Distributions and Sale of Fund Shares	12.85%	6.75%	2.19%	7.11%[1]
Institutional Class Shares
Fund Returns Before Taxes	21.39%	8.61%	2.80%	8.18%
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	25.03%	7.90%	1.94%	5.02%

1	The Since Inception after-tax returns include performance prior to the Fund’s registration as a mutual fund on September 9, 2002, which has not been adjusted to reflect distributions that are generally required for a mutual fund. If the adjustments had been made, the Since Inception after-tax returns may have been lower. More information about the Fund’s history and performance can be found on page 68.

10

INVESTMENT ADVISER

Cambiar Investors, LLC

FUND MANAGEMENT

The International Equity Fund is managed by the international investment team. This team includes:

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since its inception in 1997.

Jennifer M. Dunne, CFA, Investment Principal, joined the Adviser in 2005, is Co-Lead Manager of the Fund and has served on the portfolio team for the Fund since 2005.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since 1999.

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004 and has served on the portfolio team for the Fund since 2004.

Todd L. Edwards, PhD, Investment Principal, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

Alvaro Shiraishi, Investment Principal, joined the Adviser in 2007 and has served on the portfolio team for the Fund since 2007.

PURCHASING AND SELLING FUND SHARES

To purchase Investor Class Shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100. To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $5,000,000. There is no minimum for subsequent investments in Institutional Class Shares. The Fund reserves the right to waive any of the minimum investment amounts in its sole discretion. If your Institutional Class Share holdings are below the initial minimum investment amount at any time, the Fund reserves the right to transfer, on a tax-free basis, your Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange (“NYSE”) is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

11

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 44 of the prospectus.

12

CAMBIAR SMALL CAP FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Small Cap Fund (the “Fund”) seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares		Investor Class Shares
Management Fees		1.00%		1.00%
Other Expenses[1]		0.10%		0.15%
Shareholder Service Fees[2]	None		0.05%
Other Operating Expenses	0.10%		0.10%
Total Annual Fund Operating Expenses		1.10%		1.15%
Less Fee Reductions and/or Expense Reimbursements[3]		(0.05)%		(0.05)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		1.05%		1.10%

1	Effective August 15, 2017, the Fund's fiscal year end changed from April 30 to October 31. Therefore, “Other Expenses” shown are annualized for the period from May 1, 2017 through October 31, 2017.

2	The Fund’s Investor Class Shares are subject to a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of the Fund’s Investor Class Shares.

3	Cambiar Investors, LLC (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and shareholder servicing fees (collectively, “excluded expenses”)) from exceeding 1.05% of the average daily net assets of each of the Fund’s share classes until March 1, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

13

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$107	$345	$601	$1,336
Investor Class Shares	$112	$360	$628	$1,393

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from May 1, 2017 to October 31, 2017, the Fund’s unannualized portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-cap companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund generally considers small-cap companies to be those with market capitalizations not greater than either that of the largest company in the Russell 2000® Value Index ($8.91 billion as of December 31, 2017) or $3.5 billion, whichever is greater at the time of initial purchase.

In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a diversified portfolio of companies that meet the following criteria:

•	Quality – The Adviser seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. The Adviser prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

•	Valuation – The Adviser uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

•	Catalyst – The Adviser seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the business’s cash flow, margins and/or earnings) that it believes can positively change investors’ perception of a company, but has not yet been recognized by the market.

•	Hurdle Rate – The Adviser seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, typically over a 1-2 year time horizon, and is based on the company returning to its normal earnings and valuation.

14

The Adviser constructs the Fund’s portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser’s conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund’s risk through its research process as well as limits on individual position sizes and allocations to an economic sector.

The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if it is determined that the investment thesis remains intact.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.

The Fund is also subject to the risk that small capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management team. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund pursues a “value style” of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, “value stocks” can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser’s expected valuation.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Investor Class Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

15

Updated performance information is available on the Fund’s website at www.cambiar.com or by calling 1-866-777-8227.

2008	(36.27)%
2009	45.12%
2010	35.73%
2011	(1.34)%
2012	13.07%
2013	36.88%
2014	(0.41)%
2015	(9.58)%
2016	17.08%
2017	3.99%

During the periods shown in the chart, the Fund’s Investor Class Shares’ highest return for a quarter was 23.25% (quarter ended 6/30/2009) and the lowest return for a quarter was (27.38)% (quarter ended 12/31/2008).

Average Annual Total Returns for Periods Ended December 31, 2017

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class Shares. After-tax returns for Institutional Class Shares will vary.

Institutional Class Shares of the Fund commenced operations on October 31, 2008. As a result, the performance information provided for Institutional Class Shares incorporates the returns of Investor Class Shares of the Fund for periods before October 31, 2008. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that total expenses of Institutional Class Shares are lower.

	1 Year	5 Years	10 Years	Since Inception (08/31/04)
Investor Class Shares
Fund Returns Before Taxes	3.99%	8.46%	7.71%	9.47%
Fund Returns After Taxes on Distributions	2.90%	6.32%	6.52%	8.23%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	3.16%	6.24%	6.01%	7.56%
Institutional Class Shares
Fund Returns Before Taxes	4.14%	8.71%	7.94%	9.64%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)[1]	7.84%	13.01%	8.17%	8.61%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)[1]	14.65%	14.12%	8.71%	9.50%

1	As of March 1, 2018, the Fund’s benchmark changed from the Russell 2000® Index to the Russell 2000® Value Index, because the Adviser believes the Russell 2000® Value Index is a more relevant benchmark for the Fund’s investment strategy.

16

INVESTMENT ADVISER

Cambiar Investors, LLC

FUND MANAGEMENT

The Small Cap Fund is managed by the domestic investment team. This team includes:

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004, is Co-Lead Manager of the Fund, and has served on the portfolio team for the Fund since its inception in 2004.

Colin M. Dunn, CFA, Investment Principal, joined the Adviser in 2011, is Co-Lead Manager of the Fund, and has served on the portfolio team for the Fund since 2011.

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 2004.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2004.

Timothy A. Beranek, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2004.

Jeffrey H. Susman, Investment Principal, joined the Adviser in 2005 and has served on the portfolio team for the Fund since 2005.

PURCHASING AND SELLING FUND SHARES

To purchase Investor Class Shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100. To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $5,000,000. There is no minimum for subsequent investments in Institutional Class Shares. The Fund reserves the right to waive any of the minimum investment amounts in its sole discretion. If your Institutional Class Share holdings are below the initial minimum investment amount at any time, the Fund reserves the right to transfer, on a tax-free basis, your Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange (“NYSE”) is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

17

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 44 of the prospectus.

18

CAMBIAR GLOBAL ULTRA FOCUS FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Global Ultra Focus Fund (the “Fund”) seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 180 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares		Investor Class Shares
Management Fees		1.00%		1.00%
Other Expenses[1]		0.19%		0.21%
Shareholder Service Fees[2]	None		0.02%
Other Operating Expenses	0.19%		0.19%
Total Annual Fund Operating Expenses		1.19%		1.21%
Less Fee Reductions and/or Expense Reimbursements[3]		(0.09)%		(0.09)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		1.10%		1.12%

1	Effective August 15, 2017, the Fund's fiscal year end changed from April 30 to October 31. Therefore, “Other Expenses” shown are annualized for the period from May 1, 2017 through October 31, 2017.

2	The Fund’s Investor Class Shares are subject to a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of the Fund’s Investor Class Shares.

3	Cambiar Investors, LLC (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and shareholder servicing fees (collectively, “excluded expenses”)) from exceeding 1.10% of the average daily net assets of each of the Fund’s share classes until March 1, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2019.

19

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$112	$369	$646	$1,435
Investor Class Shares	$114	$375	$656	$1,458

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from May 1, 2017 to October 31, 2017, the Fund’s unannualized portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located throughout the world. For purposes of this policy, equity securities include common stocks and derivative instruments with economic characteristics similar to equity securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The equity securities in which the Fund invests are primarily common stocks and the Fund is generally unconstrained by any particular sector or market capitalization. The Fund’s investments may occasionally include derivative instruments and short positions. The derivative instruments in which the Fund invests will primarily be call options. To a lesser extent, however, the Fund may also invest in put options and swaps. While the Fund is generally unconstrained within its equity universe, the Fund will typically invest in a portfolio of 20-30 issuers that the Adviser believes represent the best opportunities for long-term capital appreciation. Due to the highly focused nature of the Fund’s investment strategy, the Fund is considered to be non-diversified, and may invest a significant portion of its assets in a relatively small number of securities.

Under normal market conditions, the Fund will invest in at least three different countries and invest at least 40% (or, if conditions are not favorable, invest at least 30%) of its assets in foreign companies. The Fund may consider a company to be a “foreign company” if: (i) 50% of the company’s assets are located outside of the United States; or (ii) 50% of the company’s revenues are generated outside of the United States; or (iii) the company is domiciled or doing a substantial amount of business outside of the United States. The Fund may invest in securities of companies in “emerging market” countries. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability, and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrializing, with lower gross national products than more developed countries. The Adviser’s allocation among various foreign countries does not seek to replicate any particular index’s country allocation by global capitalization or regional capitalization. There is no limit on investments in securities of foreign companies, including emerging markets companies.

20

In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a portfolio of companies that meet the following criteria:

•	Quality – The Adviser seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. The Adviser prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

•	Valuation – The Adviser uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

•	Catalyst – The Adviser seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the business’s cash flow, margins and/or earnings) that it believes can positively change investors’ perception of a company, but has not yet been recognized by the market.

•	Hurdle Rate – The Adviser seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, typically over a 1-2 year time horizon, and is based on the company returning to its normal earnings and valuation.

The Adviser constructs the Fund’s portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser’s conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund’s risk through its research process as well as limits on individual position sizes and allocations to an economic sector or individual country.

The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if it is determined that the investment thesis remains intact.

To the extent the Fund invests in derivatives, those instruments will primarily be intended to hedge against the risk of unfavorable price movements in the underlying instruments, to increase long exposure to underlying instruments, to provide short exposure, to manage cash flows or currency exposure, or for other purposes.

The Fund may buy and sell securities more frequently than other mutual funds, which could result in the Fund having a higher portfolio turnover rate than other mutual funds.

21

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.

Because the Fund invests in foreign securities, including through securities denominated in foreign currencies and American Depositary Receipts (“ADRs”), it will be subject to certain risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States, because of, among other things, unstable political and economic conditions, sovereign solvency considerations, and less developed and more thinly-traded securities markets. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is often less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. Although ADRs and other depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund’s assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

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The Fund’s use of derivatives, including options and swaps, is subject to market risk, leverage risk, correlation risk, liquidity risk, counterparty risk, valuation risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate closely or at all with the underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may result in the Fund accepting a lower price to sell the derivative, selling other assets to raise cash or giving up another investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Counterparty risk is the risk that the counterparty to a derivative contract will default or otherwise fail to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

When the Fund sells securities “short,” the Fund may be subject to substantially higher risks and greater volatility than other mutual funds. The Fund may seek to increase return and reduce risk by using short sales or financial derivatives such as options. Short sales are speculative investments that will cause the Fund to lose money if the value of a security sold short does not fall. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss, although the Fund may be able to limit any such losses by purchasing the security sold short. Short sales can also be used as a hedge and therefore lower the overall risk of the Fund.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse corporate, economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund pursues a “value style” of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, “value stocks” can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser’s expected valuation.

Due to its investment strategy, the Fund may have a higher turnover rate than other mutual funds since it may buy and sell securities more frequently than other mutual funds. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders in taxable accounts may pay tax on such capital gains. In addition, the use of short sales may cause the Fund to have higher expenses (especially interest on borrowings and dividend expenses) than those of other equity mutual funds.

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PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Investor Class Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

As of the date of this prospectus, Institutional Class Shares of the Fund have not commenced operations and therefore have no performance information to report. Institutional Class Shares of the Fund would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that total expenses of Institutional Class Shares would be lower.

Updated performance information is available on the Fund’s website at www.cambiar.com or by calling 1-866-777-8227.

2008	(43.82)%
2009	77.88%
2010	38.54%
2011	(17.25)%
2012	5.98%
2013	52.05%
2014	1.87%
2015	10.32%
2016	1.26%
2017	6.48%

During the periods shown in the chart, the Fund’s Investor Class Shares’ highest return for a quarter was 30.74% (quarter ended 9/30/2009) and the lowest return for a quarter was (32.69)% (quarter ended 9/30/2011).

Average Annual Total Returns for Periods Ended December 31, 2017

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	1 Year	5 Years	10 Years	Since Inception (08/31/07)
Investor Class Shares
Fund Returns Before Taxes	6.48%	13.00%	8.38%	8.28%
Fund Returns After Taxes on Distributions	6.40%	12.85%	7.93%	7.84%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	3.73%	10.37%	6.62%	6.55%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	22.40%	11.64%	5.03%	5.09%

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INVESTMENT ADVISER

Cambiar Investors, LLC

FUND MANAGEMENT

The Global Ultra Focus Fund is managed by the global investment team. This team includes:

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has managed the Fund since its inception in 2007.

PURCHASING AND SELLING FUND SHARES

To purchase Investor Class Shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100. To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $5,000,000. There is no minimum for subsequent investments in Institutional Class Shares. The Fund reserves the right to waive any of the minimum investment amounts in its sole discretion. If your Institutional Class Share holdings are below the initial minimum investment amount at any time, the Fund reserves the right to transfer, on a tax-free basis, your Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares. As of the date of this prospectus, Institutional Class Shares of the Fund are not available for purchase.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange (“NYSE”) is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 44 of the prospectus.

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CAMBIAR SMID FUND

FUND INVESTMENT OBJECTIVE

The Cambiar SMID Fund (the “Fund”) seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares		Investor Class Shares
Management Fees		0.90%		0.90%
Other Expenses[1]		0.48%		0.48%
Shareholder Service Fees[2]	None		—%[3]
Other Operating Expenses	0.48%		0.48%
Total Annual Fund Operating Expenses		1.38%		1.38%
Less Fee Reductions and/or Expense Reimbursements[4]		(0.43)%		(0.43)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.95%		0.95%

1	Effective August 15, 2017, the Fund's fiscal year end changed from April 30 to October 31. Therefore, “Other Expenses” shown are annualized for the period from May 1, 2017 through October 31, 2017.

2	The Fund’s Investor Class Shares are subject to a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of the Fund’s Investor Class Shares.

3	Amounts designated as “—” are zero or have been rounded to zero.
4	Cambiar Investors, LLC (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and shareholder servicing fees (collectively, “excluded expenses”)) from exceeding 0.95% of the average daily net assets of each of the Fund’s share classes until March 1, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2019.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$97	$395	$714	$1,620
Investor Class Shares	$97	$395	$714	$1,620

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from May 1, 2017 to October 31, 2017, the Fund’s unannualized portfolio turnover rate was 13% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small- to mid-sized companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund generally considers small- and mid-sized companies to be those with market capitalizations not greater than either that of the largest company in the Russell 2500® Value Index ($13.75 billion as of December 31, 2017) or $12 billion, whichever is greater at the time of initial purchase.

In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a diversified portfolio of companies that meet the following criteria:

•	Quality – The Adviser seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. The Adviser prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

•	Valuation – The Adviser uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

•	Catalyst – The Adviser seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the business’s cash flow, margins and/or earnings) that it believes can positively change investors’ perception of a company, but has not yet been recognized by the market.

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•	Hurdle Rate – The Adviser seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, typically over a 1-2 year time horizon, and is based on the company returning to its normal earnings and valuation.

The Adviser constructs the Fund’s portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser’s conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund’s risk through its research process as well as limits on individual position sizes and allocations to an economic sector.

The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if it is determined that the investment thesis remains intact.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.

The Fund is also subject to the risk that small- and mid-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid-capitalization companies that the Fund invests in may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in smaller companies may pose additional risks, including liquidity risk, because these companies tend to have more limited product lines, markets and financial resources, and may depend upon a relatively small management team. Therefore, stocks of smaller companies may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund pursues a “value style” of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, “value stocks” can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser’s expected valuation.

28

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Investor Class Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.cambiar.com or by calling 1-866-777-8227.

2012	11.77%
2013	46.15%
2014	5.60%
2015	(7.13)%
2016	17.96%
2017	11.77%

During the periods shown in the chart, the Fund’s Investor Class Shares’ highest return for a quarter was 13.14% (quarter ended 3/31/2013) and the lowest return for a quarter was (11.49)% (quarter ended 9/30/2015).

Average Annual Total Returns for Periods Ended December 31, 2017

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Investor Class Shares. After-tax returns for Institutional Class Shares will vary.

Institutional Class Shares of the Fund commenced operations on November 3, 2014. As a result, the performance information provided for Institutional Class Shares incorporates the returns of Investor Class Shares of the Fund for periods before November 3, 2014. Institutional Class Shares would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that total expenses of Institutional Class Shares are lower.

	1 Year	5 Years	Since Inception (05/31/11)
Investor Class Shares
Fund Returns Before Taxes	11.77%	13.57%	9.45%
Fund Returns After Taxes on Distributions	11.66%	13.07%	9.08%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	6.75%	10.73%	7.46%
Institutional Class Shares
Fund Returns Before Taxes	11.79%	13.59%	9.47%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)[1]	10.36%	13.27%	10.86%
Russell 2500® Index (reflects no deduction for fees, expenses, or taxes)[1]	16.81%	14.33%	11.35%

1	As of March 1, 2018, the Fund’s benchmark changed from the Russell 2500® Index to the Russell 2500® Value Index, because the Adviser believes the Russell 2500® Value Index is a more relevant benchmark for the Fund’s investment strategy.

29

INVESTMENT ADVISER

Cambiar Investors, LLC

FUND MANAGEMENT

The SMID Fund is managed by the domestic investment team. This team includes:

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004, is Co-Lead Manager of the Fund, and has served on the portfolio team for the Fund since its inception in 2011.

Colin M. Dunn, CFA, Investment Principal, joined the Adviser in 2011, is Co-Lead Manager of the Fund, and has served on the portfolio team for the Fund since its inception in 2011.

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 2011.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2011.

Timothy A. Beranek, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2011.

Jeffrey H. Susman, Investment Principal, joined the Adviser in 2005 and has served on the portfolio team for the Fund since its inception in 2011.

PURCHASING AND SELLING FUND SHARES

To purchase Investor Class Shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100. To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $5,000,000. There is no minimum for subsequent investments in Institutional Class Shares. The Fund reserves the right to waive any of the minimum investment amounts in its sole discretion. If your Institutional Class Share holdings are below the initial minimum investment amount at any time, the Fund reserves the right to transfer, on a tax-free basis, your Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange (“NYSE”) is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

30

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 44 of the prospectus.

31

CAMBIAR GLOBAL EQUITY FUND

FUND INVESTMENT OBJECTIVE

The Cambiar Global Equity Fund (the “Fund”) seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares		Investor Class Shares
Management Fees		0.90%		0.90%
Other Expenses[1]		0.88%		1.13%
Shareholder Service Fees[2]	None		0.25%
Other Operating Expenses	0.88%		0.88%
Total Annual Fund Operating Expenses		1.78%		2.03%
Less Fee Reductions and/or Expense Reimbursements[3]		(0.83)%		(0.83)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.95%		1.20%

1	Effective August 15, 2017, the Fund's fiscal year end changed from April 30 to October 31. Therefore, “Other Expenses” shown are annualized for the period from May 1, 2017 through October 31, 2017.

2	The Fund’s Investor Class Shares are subject to a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of the Fund’s Investor Class Shares.

3	Cambiar Investors, LLC (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and shareholder servicing fees (collectively, “excluded expenses”)) from exceeding 0.95% of the average daily net assets of each of the Fund’s share classes until March 1, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

32

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$97	$479	$887	$2,026
Investor Class Shares	$122	$556	$1,017	$2,292

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from May 1, 2017 to October 31, 2017, the Fund’s unannualized portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located throughout the world. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Although the Fund is permitted to invest in securities of any market capitalization, it typically invests in securities of companies with market capitalizations of $3 billion or greater and expects, under normal market conditions, to invest in at least three different countries and invest at least 40% (or, if conditions are not favorable, invest at least 30%) of its assets in foreign companies. The equity securities in which the Fund generally invests are common stocks and American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership interest in a foreign security. The Fund may consider a company to be a “foreign company” if: (i) 50% of the company’s assets are located outside of the United States; or (ii) 50% of the company’s revenues are generated outside of the United States; or (iii) the company is domiciled or doing a substantial amount of business outside of the United States. The majority of these companies operate in “established” markets; however, when opportunities warrant, the Fund may invest up to 25% of its assets in securities of companies in “emerging market” countries. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrializing, with lower gross national products than more developed countries.

In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a diversified portfolio of companies that meet the following criteria:

•	Quality – The Adviser seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. The Adviser prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

33

•	Valuation – The Adviser uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

•	Catalyst – The Adviser seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the business’s cash flow, margins and/or earnings) that it believes can positively change investors’ perception of a company, but has not yet been recognized by the market.

•	Hurdle Rate – The Adviser seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, typically over a 1-2 year time horizon, and is based on the company returning to its normal earnings and valuation.

The Adviser constructs the Fund’s portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser’s conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund’s risk through its research process as well as limits on individual position sizes and allocations to an economic sector or individual country.

The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if it is determined that the investment thesis remains intact.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.

Because the Fund invests in foreign securities, including through ADRs and securities denominated in foreign currencies, it will be subject to certain risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States, because of, among other things, unstable political and economic conditions, sovereign solvency considerations, and less developed and more thinly-traded securities markets. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is often less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. Although ADRs and other depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

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Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund’s assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

The Fund is also subject to the risk that mid-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The mid-capitalization companies that the Fund invests in may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in smaller companies may pose additional risks, including liquidity risk, because these companies tend to have more limited product lines, markets and financial resources, and may depend upon a relatively small management team. Therefore, stocks of smaller companies may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund pursues a “value style” of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, “value stocks” can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser’s expected valuation.

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PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Investor Class Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

As of the date of this prospectus, Institutional Class Shares of the Fund have not commenced operations and therefore have no performance information to report. Institutional Class Shares of the Fund would have substantially similar performance as Investor Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that total expenses of Institutional Class Shares would be lower.

Updated performance information is available on the Fund’s website at www.cambiar.com or by calling 1-866-777-8227.

2012	13.51%
2013	33.73%
2014	(1.09)%
2015	2.53%
2016	4.37%
2017	17.98%

During the periods shown in the chart, the Fund’s Investor Class Shares’ highest return for a quarter was 11.69% (quarter ended 3/31/2012) and the lowest return for a quarter was (8.61)% (quarter ended 6/30/2012).

Average Annual Total Returns for Periods Ended December 31, 2017

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	1 Year	5 Years	Since Inception (11/30/11)
Investor Class Shares
Fund Returns Before Taxes	17.98%	10.80%	11.25%
Fund Returns After Taxes on Distributions	16.67%	8.58%	9.32%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	10.76%	7.83%	8.40%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)[1]	22.40%	11.64%	12.12%
MSCI ACWI Index (reflects no deduction for fees, expenses, or taxes)[1]	23.97%	10.80%	11.45%

1	As of September 1, 2017, the Fund’s benchmark changed from the MSCI ACWI Index to the MSCI World Index, because the MSCI World Index better reflects the investment strategy of the Fund.

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INVESTMENT ADVISER

Cambiar Investors, LLC

FUND MANAGEMENT

The Global Equity Fund is managed by the global investment team. This team includes:

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has served on the portfolio team for the Fund since its inception in 2011.

Todd L. Edwards, PhD, Investment Principal, joined the Adviser in 2007 and has served on the portfolio team for the Fund since its inception in 2011.

Alvaro Shiraishi, Investment Principal, joined the Adviser in 2007 and has served on the portfolio team for the Fund since its inception in 2011.

PURCHASING AND SELLING FUND SHARES

To purchase Investor Class Shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments must be at least $100. To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $5,000,000. There is no minimum for subsequent investments in Institutional Class Shares. The Fund reserves the right to waive any of the minimum investment amounts in its sole discretion. If your Institutional Class Share holdings are below the initial minimum investment amount at any time, the Fund reserves the right to transfer, on a tax-free basis, your Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares. As of the date of this prospectus, Institutional Class Shares of the Fund are not available for purchase.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange (“NYSE”) is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 44 of the prospectus.

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CAMBIAR INTERNATIONAL SMALL CAP FUND

FUND INVESTMENT OBJECTIVE

The Cambiar International Small Cap Fund (the “Fund”) seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 180 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares
Management Fees		1.10%
Other Expenses[1]		6.83%
Shareholder Service Fees[2]	—%[3]
Other Operating Expenses	6.83%
Total Annual Fund Operating Expenses		7.93%
Less Fee Reductions and/or Expense Reimbursements[4]		(6.78)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		1.15%

1	Effective August 15, 2017, the Fund's fiscal year end changed from April 30 to October 31. Therefore, “Other Expenses” shown are annualized for the period from May 1, 2017 through October 31, 2017.

2	The Fund’s Institutional Class Shares are subject to a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of the Fund’s Institutional Class Shares.

3	Amounts designated as “—” are zero or have been rounded to zero.
4	Cambiar Investors, LLC (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and shareholder servicing fees (collectively, “excluded expenses”)) from exceeding 1.15% of the Fund’s Institutional Class Shares’ average daily net assets until March 1, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$1,733	$3,223	$6,620

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from May 1, 2017 to October 31, 2017, the Fund’s unannualized portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap foreign companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund expects, under normal market conditions, to invest in at least three different countries. The equity securities in which the Fund invests are generally common stocks traded on foreign exchanges, although it may also purchase American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership interest in a foreign security. The Fund generally considers small-cap foreign companies to be those with market capitalizations not greater than either that of the largest company in the MSCI EAFE Small Cap Index ($8 billion as of December 31, 2017) or $5 billion, whichever is greater at the time of initial purchase.

The Fund may consider a company to be a “foreign company” if: (i) 50% of the company’s assets are located outside of the United States; or (ii) 50% of the company’s revenues are generated outside of the United States; or (iii) the company is domiciled or doing a substantial amount of business outside of the United States. The majority of these companies operate in “established” markets; however, the Fund may invest up to 25% of its assets in securities of companies in “emerging market” countries. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging market countries are in the process of industrializing, with lower gross national products than more developed countries. In some circumstances, the Fund may purchase ADRs, rather than foreign shares that are traded on foreign exchanges, because the ADRs have greater liquidity or for other reasons. From time to time, the Fund may also focus its investments in a particular geographic region, such as Europe or Asia.

In selecting investments for the Fund, the Adviser uses a fundamental, relative value investment approach to build a diversified portfolio of companies that meet the following criteria:

•	Quality – The Adviser seeks to identify companies that possess strong competitive positions within their sector or industry, and offer a track record of innovation and product leadership as well as strong pricing and cost discipline. The Adviser prefers companies that possess strong financial characteristics such as low leverage and sufficient liquidity.

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•	Valuation – The Adviser uses conventional valuation metrics, such as price-to-earnings and price-to-book ratios, to identify companies that are trading at the lower end of their long-term valuation range.

•	Catalyst – The Adviser seeks to identify a fundamental positive development or catalyst (such as the onset of a new product or pricing cycle, resolution of a transitory overhang or normalization of the business’s cash flow, margins and/or earnings) that it believes can positively change investors’ perception of a company, but has not yet been recognized by the market.

•	Hurdle Rate – The Adviser seeks to identify companies that it believes have the ability to generate a significant investment return consisting of both capital appreciation and dividend income, typically over a 1-2 year time horizon, and is based on the company returning to its normal earnings and valuation.

The Adviser constructs the Fund’s portfolio on a security-by-security basis, with the goal of building a portfolio that strikes a balance between the Adviser’s conviction in an investment and portfolio diversification. The Adviser seeks to manage the Fund’s risk through its research process as well as limits on individual position sizes and allocations to an economic sector or individual country.

The Adviser will consider liquidating or reducing its investment in a company if: (a) the investment thesis is realized and the stock reaches its price target, (b) the stock price increases disproportionately relative to actual company developments, (c) position size, country or sector limits are reached, or (d) there is a negative change in fundamentals, or the investment thesis fails to develop as expected. The Adviser will not sell a stock simply because of a decline in price, and may add to the position if it is determined that the investment thesis remains intact.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies, and hence, the Fund, may suffer a decline in response.

The Fund is also subject to the risk that small-cap stocks may underperform other segments of the equity market or the equity market as a whole. The small-cap companies that the Fund invests in may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management team. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

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Because the Fund invests in foreign securities, including through securities denominated in foreign currencies and ADRs, it will be subject to certain risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States, because of, among other things, unstable political and economic conditions, sovereign solvency considerations, and less developed and more thinly-traded securities markets. These risks may be heightened when investing in the securities of small-cap foreign companies. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is often less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. Although ADRs and other depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

To the extent that it concentrates its investments in a specific geographic region, the Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that region. As a result, the Fund’s net asset value may be more volatile than that of a fund holding more geographically diverse investments.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fund investments in foreign currencies and securities denominated in foreign currencies are subject to currency risk. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Additionally, the value of the Fund’s assets measured in U.S. dollars may be affected by exchange control regulations. The Fund will generally incur transaction costs in connection with conversions between various currencies which will negatively impact performance. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.

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The Fund pursues a “value style” of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds or market benchmarks. In addition, “value stocks” can continue to be undervalued by the market for long periods of time, and may never achieve the Adviser’s expected valuation.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.cambiar.com or by calling 1-866-777-8227.

2015	3.89%
2016	1.30%
2017	33.75%

During the periods shown in the chart, the Fund’s highest return for a quarter was 10.34% (quarter ended 6/30/17) and the lowest return for a quarter was (7.85)% (quarter ended (9/30/15).

Average Annual Total Returns for Periods Ended December 31, 2017

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	1 Year	Since Inception (11/18/14)
Institutional Class Shares
Fund Returns Before Taxes	33.75%	10.33%
Fund Returns After Taxes on Distributions	31.40%	9.50%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	20.52%	7.92%
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses, or taxes)	33.01%	13.64%

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INVESTMENT ADVISER

Cambiar Investors, LLC

FUND MANAGEMENT

The International Small Cap Fund is managed by the international investment team. This team includes:

Todd L. Edwards, PhD, Investment Principal, joined the Adviser in 2007, is Co-Lead Manager of the Fund, and has served on the portfolio team for the Fund since its inception in 2014.

Alvaro Shiraishi, Investment Principal, joined the Adviser in 2007, is Co-Lead Manager of the Fund, and has served on the portfolio team for the Fund since its inception in 2014.

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has served on the portfolio team for the Fund since its inception in 2014.

Jennifer Dunne, CFA, Investment Principal, joined the Adviser in 2005 and has served on the portfolio team for the Fund since its inception in 2014.

PURCHASING AND SELLING FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $100,000. The Fund reserves the right to waive the minimum initial investment amount in its sole discretion. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange (“NYSE”) is open for business by contacting the Fund directly by mail or telephone at 1-866-777-8227 or visiting www.cambiar.com.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to redeem your shares. Your investment professional or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 44 of the prospectus.

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SUMMARY INFORMATION ABOUT TAXES AND FINANCIAL INTERMEDIARY COMPENSATION

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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INVESTING WITH THE CAMBIAR FUNDS

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Investor Class Shares and Institutional Class Shares of the Funds.

How to Choose a Share Class

The Funds, other than the Cambiar International Small Cap Fund, have two classes of shares, Institutional Class Shares and Investor Class Shares. As of the date of this prospectus, Institutional Class Shares of the Cambiar Global Ultra Focus Fund and the Cambiar Global Equity Fund are not available for purchase. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class Shares of the Funds (except of the Cambiar International Small Cap Fund) and Investor Class Shares of the Funds. Contact your financial intermediary or the Funds for more information about the Funds’ share classes and how to choose between them.

Class Name	Eligible Investors	Investment Minimums	Fees
Institutional Class Shares	Primarily institutional investors and individual investors who meet the initial investment minimum	Initial – $5,000,000 Subsequent – None	No 12b-1 Fee. No Shareholder Servicing Fee.
Investor Class Shares	Primarily individual investors	Initial – $2,500 ($500 for IRAs and $250 for Spousal IRAs) Subsequent – $100	No 12b-1 Fee. Shareholder Servicing Fee not to exceed 0.25% annually.

The following summarizes the primary features of Institutional Class Shares of the Cambiar International Small Cap Fund.

Class Name	Eligible Investors	Investment Minimums	Fees
Institutional Class Shares	Institutional and individual investors	Initial – $100,000 Subsequent – None	No 12b-1 Fee. Shareholder Servicing Fee not to exceed 0.25% annually.

Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from the Funds or through certain financial intermediaries such as financial planners, investment advisers, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Funds reserve the right to change the criteria for investor eligibility and accept investments of smaller amounts in their sole discretion.

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For information regarding the federal income tax consequences of transactions in shares of a Fund, including information about cost basis reporting, see “Federal Taxes.”

BUYING FUND SHARES

To purchase Investor Class Shares or Institutional Class Shares directly from the Funds through their transfer agent, DST Systems, Inc., complete and send in the account application. If you need an account application or have questions, please call 1-866-777-8227 or visit www.cambiar.com.

All investments must be made by check, wire or Automated Clearing House (“ACH”). All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with a Fund by sending a check and your completed and signed account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the share class and the name of the Fund.

Regular Mail Address

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

The Cambiar Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by a Fund’s transfer agent. The share price used to fill a purchase order is the next price calculated by a Fund after the Fund’s transfer agent, DST Systems, Inc., receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

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By Wire

To open an account by wire, call 1-866-777-8227 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

Wiring Instructions

UMB Bank, N.A.

ABA# 101000695

The Cambiar Funds

DDA Acct. # 9871063178

Ref: Fund name/account number/account name/share class

By Automatic Investment Plan (via Automated Clearing House)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. To cancel or change a plan, write to the Funds at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Funds, an investor may be permitted to purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for that Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Funds. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Investments

You can open an account with Investor Class Shares of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Global Ultra Focus Fund, Cambiar SMID Fund, and Cambiar Global Equity Fund with a minimum initial investment of $2,500 ($500 for IRAs and $250 for Spousal IRAs). Thereafter your investments in Investor Class Shares must be at least $100 for each Fund. You can open an account with Institutional Class Shares of any Fund, except the Cambiar International Small Cap Fund, with a minimum initial investment of $5,000,000. You can open an account with Institutional Class Shares of the Cambiar International Small Cap Fund with a minimum initial investment of $100,000. There is no minimum for subsequent investments in Institutional Class Shares. Each Fund reserves the right to waive the minimum investment amounts in its sole discretion. If a Fund elects to do so, the Fund reserves the right to transfer shares purchased below the minimum investment, on a tax-free basis, from Institutional Class Shares to Investor Class Shares of the Fund, in which case you will be subject to the fees and expenses of Investor Class Shares.

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Fund Codes

Each Fund’s reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange shares, check a Fund’s daily net asset value per share (“NAV”) or obtain additional information.

Fund Name	Trading Symbol	CUSIP	Fund Code
Cambiar Opportunity Fund
Investor Class Shares	CAMOX	00758M261	1262
Institutional Class Shares	CAMWX	0075W0825	1362
Cambiar International Equity Fund
Investor Class Shares	CAMIX	00758M139	1269
Institutional Class Shares	CAMYX	00769G543	1209
Cambiar Small Cap Fund
Investor Class Shares	CAMSX	0075W0817	1363
Institutional Class Shares	CAMZX	0075W0593	1364
Cambiar Global Ultra Focus Fund
Investor Class Shares	CAMAX	0075W0650	1365
Institutional Class Shares
Cambiar SMID Fund
Investor Class Shares	CAMMX	00769G766	1270
Institutional Class Shares	CAMUX	00769G311	6270
Cambiar Global Equity Fund
Investor Class Shares	CAMGX	00769G113	1366
Institutional Class Shares	CAMTX	00769G295	6266
Cambiar International Small Cap Fund
Institutional Class Shares	CAMFX	00769G287	1693

REDEEMING FUND SHARES

By Mail

You may redeem Fund shares held directly with the Funds by contacting the Funds at: The Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Funds signed by all registered parties on the account specifying:

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•	The Fund name;

•	The account number;

•	The dollar amount or number of shares you wish to redeem;

•	The share class;

•	The account name(s); and

•	The address to which redemption (sale) proceeds should be sent.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of redemption orders does not constitute receipt by a Fund’s transfer agent. The share price used to fill a redemption order is the next price calculated by a Fund after the Fund’s transfer agent, DST Systems, Inc., receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. Please note that a notary public is not an acceptable provider of a signature guarantee and that a Fund must be provided with the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, a Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program. Please contact Shareholder Services at 1-866-777-8227 for more information.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-777-8227 or visit www.cambiar.com to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

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By Systematic Withdrawal Plan (via Automated Clearing House) (Investor Class Shares Only)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Redemptions In-Kind

The Funds generally pay redemption proceeds in cash. However, in the Funds’ sole discretion and under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Funds may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold. Redemptions of certain shareholders’ Fund shares may take place in-kind, while other contemporaneous shareholder redemptions take place in cash. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

EXCHANGING FUND SHARES

At no charge, you may exchange Investor Class Shares of one Fund for Investor Class Shares of another Fund, and Institutional Class Shares of one Fund for Institutional Class Shares of another Fund, where offered, by writing to or calling the Funds, subject to the eligibility requirements and the fees and expenses of the share class of the Fund you exchange into. The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined at the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

At no charge, you may also convert Investor Class Shares of one Fund directly to Institutional Class Shares of the same Fund, and Institutional Class Shares of one Fund directly to Investor Class Shares of the same Fund, where offered, by writing to or calling the Funds, subject to the eligibility requirements and the fees and expenses of the share class of the Fund you convert into. A conversion between share classes of a Fund is not a taxable event.

You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). If you purchase shares through a financial intermediary, you may only exchange or convert into a share class of a Fund which your financial intermediary sells or services. Your financial intermediary can tell you which classes of shares of the Funds are available through the intermediary.

If you exchange or convert shares of a Fund, the number of shares received will be based on the respective NAVs of the shares transferred and the shares received as of the date of the exchange or conversion. Consequently, you may receive fewer shares or more shares than you transfer, depending on that day’s NAVs. The total value of your investment, however, will not change as a result of the exchange or conversion.

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TRANSACTION POLICIES

Calculating Your Share Price

You may buy, sell or exchange shares of a Fund on each day the NYSE is open for business (a “Business Day”) at a price equal to its NAV next computed after the Fund or an authorized institution receives your order in proper form. The Funds calculate NAV once each Business Day as of the close of trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Funds or an authorized institution must receive your order in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Funds will calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase, exchange or redeem shares.

Each Fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, but before the time as of which a Fund calculates NAV, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Funds’ determination of a security’s fair value price often involves the consideration of a number of factors, is subjective in nature, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to foreign securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a foreign security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of certain international markets and the time as of which a Fund prices its shares as well as due to the fact that foreign markets and exchanges may be closed on days when the Funds are open for business, the values assigned to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of the securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information.

There may be limited circumstances in which a Fund would fair value price securities of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

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When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through the transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about compensation that may be paid to your financial intermediary by the Funds and/or the Adviser, please refer to the section entitled “Payments to Financial Intermediaries” in this prospectus and the Funds’ Statement of Additional Information (the “SAI”). For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

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Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund and the Cambiar Global Equity Fund each charge a 2.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 90 days, and the Cambiar Global Ultra Focus Fund and the Cambiar International Small Cap Fund charge a 2.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 180 days. The redemption fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Funds or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Funds on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. Each Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Funds recognize that due to operational and systems limitations, intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds’. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary’s customers.

The Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Global Ultra Focus Fund, the Cambiar SMID Fund, the Cambiar Global Equity Fund and the Cambiar International Small Cap Fund each reserve the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund and its shareholders, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) redemptions by sponsors of certain wrap fee account programs; (v) systematic withdrawals; and (vi) retirement loans and withdrawals.

Receiving Your Money

Normally, the Funds will send your sale proceeds within one Business Day after they receive your redemption request in proper form, meaning that it is complete and contains all necessary information and has any necessary supporting documentation (such as applicable signature guarantees, IRA rollover forms, etc.). The Funds, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Funds. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase). In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

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The Funds typically expect to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Funds may also meet redemption requests by using short-term borrowings from their custodian and/or redeeming shares in-kind (as described above). These methods may be used during both normal and stressed market conditions.

Telephone Transactions

The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, but cannot be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

Rights Reserved by the Funds

Purchases

At any time and without notice, the Funds may:

•	Close to new investments (i.e., stop offering shares);

•	Reject any purchase order; or

•	Bar an investor engaged in a pattern of excessive trading, as determined by the Funds, from buying shares. (Excessive trading can adversely impact performance by disrupting management and by increasing expenses.) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor’s historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor’s account involved in each transaction. For more information about the Funds’ policies on excessive trading, see “Excessive Trading Policies and Procedures.”

Redemptions

At any time and without notice, the Funds may change or eliminate any of the redemption methods described above, except redemption by mail. The Funds may suspend your right to redeem your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by applicable law or the U.S. Securities and Exchange Commission (the “SEC”).

Exchanges

The Funds may:

•	Modify or cancel the exchange program at any time on 60 days’ written notice to shareholders;

•	Reject any request for an exchange; or

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•	Limit or cancel a shareholder’s exchange privilege, especially when an investor is believed to be engaged in a pattern of excessive trading.

ACCOUNT POLICIES

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. Frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Cambiar International Equity Fund, the Cambiar Global Ultra Focus Fund and the Cambiar International Small Cap Fund invest to varying degrees in foreign securities traded primarily on markets that close prior to the time each Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there is a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage by seeking to buy or sell Fund shares may dilute the value of the Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value at the time the Fund calculates its NAV. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating each Fund’s NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Funds use fair value pricing, see “Calculating Your Share Price.”

Because certain of the Funds may invest in small- and mid-capitalization securities which often trade in lower volumes and may be less liquid, Funds holding these types of securities may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•	Shareholders are restricted from making more than 3 “round trips” into or out of each Fund in any one-year period. If, to the knowledge of the Funds, a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a “round trip” as a purchase into a Fund, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

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•	The Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund and the Cambiar Global Equity Fund each assess a redemption fee of 2.00% on redemptions (including exchanges) by shareholders of Fund shares held for less than 90 days, and the Cambiar Global Ultra Focus Fund and the Cambiar International Small Cap Fund each charge a 2.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 180 days (subject to certain exceptions as discussed in “Redemption Fee”).

•	Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers, broker-dealers and mutual fund supermarkets) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

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Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the NAV next-determined.

The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds.

Anti-Money Laundering Program

Customer identification and verification are part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include Fund account inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

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Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder's financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-866-777-8227.

Small Accounts

A Fund may redeem your shares without your permission if the value of your account falls below $1,250 for Investor Class Shares of the Fund or may convert your Institutional Class Shares to Investor Class Shares, on a tax-free basis, without your permission if the value of your Institutional Class Shares account falls below $2,500,000, except the Cambiar International Small Cap Fund. The Cambiar International Small Cap Fund may redeem your shares without your permission if the value of your account falls below $50,000. This provision does not apply:

•	To retirement accounts and certain other accounts; or

•	When the value of your account falls because of market fluctuations and not your redemptions or exchanges.

The Funds will provide you at least 30 days’ written notice to allow you time to add to your account and avoid the redemption or conversion, as applicable, of your shares. If your Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar SMID Fund and Cambiar Global Equity Fund shares are redeemed or converted for this reason within 90 days of their purchase, the redemption fee will not be applied. If your Cambiar Global Ultra Focus Fund and Cambiar International Small Cap Fund shares are redeemed or converted for this reason within 180 days of their purchase, the redemption fee will not be applied. If your shares are converted from Institutional Class Shares to Investor Class Shares, you will be subject to the fees and expenses of Investor Class Shares.

Dividends and Distributions

Normally, each Fund distributes its net investment income and its net capital gains, if any, at least once a year. A Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash.

To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

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Federal Taxes

The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an IRA or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Taxes on Distributions

Each Fund intends to distribute to shareholders substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions that are reported by the Funds as long-term capital gains distributions and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year, each Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds).

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors. Call 1-866-777-8227 to find out when the Funds expect to make a distribution to shareholders.

Taxes on the Sale or Exchange of Fund Shares

Each sale or exchange of shares of the Funds may be a taxable event. For tax purposes, an exchange of Fund shares for shares of a different Fund is the same as a sale.

A sale of Fund shares may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, a Fund will use the average cost basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders should also carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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Investments in Foreign Securities

To the extent that the Funds invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the Funds received from sources in foreign countries. If more than 50% of the total assets of a Fund at the end of the Fund’s taxable year consists of foreign securities, that Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Additional Information about Taxes

More information about taxes is in the SAI.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

The investment objective of the Cambiar Opportunity Fund and the Cambiar International Equity Fund is to seek total return and capital preservation. The investment objective of the Cambiar Small Cap Fund, the Cambiar Global Ultra Focus Fund, the Cambiar SMID Fund, the Cambiar Global Equity Fund and the Cambiar International Small Cap Fund is to seek long-term capital appreciation. The investment objective of each Fund may be changed without shareholder approval.

OTHER INVESTMENT PRACTICES AND RISKS

In addition to the investment strategies described above, each Fund may employ non-principal investment practices that this prospectus does not describe, such as when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Funds’ investment practices and risks, please read the SAI.

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, geopolitical events, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets on which they trade. The effect on a Fund of a change in the value of a single security will depend on a number of factors, including the number of securities in the portfolio, the securities’ relative weightings in the portfolio, and how widely the Fund diversifies its holdings. The Cambiar Global Ultra Focus Fund is non-diversified, meaning that it may invest a larger percentage of its assets in a single issuer or a smaller number of issuers, as compared to a diversified fund.

Overall stock market risks can affect the value of the Funds. Over time, market forces can be highly dynamic and can cause stock markets to move in cycles, including periods when stock prices rise generally and periods when they decline generally. The value of the Funds’ investments may increase or decrease more than the stock market in general.

Equity Risk – Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities and depositary receipts, as well as shares of exchange-traded funds (“ETFs”) that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s NAV to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

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Foreign Company Risk – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”). Unsponsored ADRs are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs of such ADRs. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and the market value of the ADRs may not fully reflect such information.

European Economic Risk – The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect European countries. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt (including, without limitation, the default by Greece) and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom, which is a significant global economy, resolved to leave the EU. The referendum may introduce significant new uncertainties into the stability, composition and trading relationships of the EU, as well as instability into the financial markets as the United Kingdom negotiates its exit from the EU. These risks may increase as the date by which the withdrawal must be completed (March 2019) draws near.

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The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and adversely affect the value of the Funds.

Asian Economic Risk – Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. The Asian region has in the past also experienced earthquakes, mud slides, tsunamis and other natural disasters, and the region continues to be subject to the risks of such events and their attendant effects on financial markets.

Derivatives Risk – The Funds may invest in derivatives, including options and swaps, in an effort to increase returns, to hedge against the risk of unfavorable price movements in the underlying instruments, to provide economic exposure to a security or issuer, to manage cash flows or currency exposure, to address tax considerations, as an alternative to selling a security short or for other reasons. Derivatives are often more volatile than other investments and may magnify the Funds’ gains or losses. There are various factors that affect a Fund’s ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate closely with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser’s use of derivatives will be successful in achieving its intended goals.

Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

The Funds may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security (which could result in a potentially unlimited loss) rather than only the premium payment received. Over-the-counter options also involve counterparty risk.

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The Funds may enter into total return swaps, which are contracts whereby one party agrees to make payments of the total return from a reference instrument during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. A reference instrument may be a single asset, a pool of assets or an index of assets. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk. It may also not be possible for the Funds to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Short-Term Investing Risk – The investments and strategies described in this prospectus are those that the Funds use under normal circumstances. During unusual economic, market, political or other circumstances, each Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with a Fund’s principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will use a temporary strategy if the Adviser believes that pursuing the Fund’s investment objective will subject it to a significant risk of loss. Each of the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund, the Cambiar Global Equity Fund, the Cambiar Global Ultra Focus Fund and the Cambiar International Small Cap Fund has a policy requiring it to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in particular types of securities as described in each Fund’s principal investment strategies. In addition to the temporary measures described above, each Fund may also temporarily deviate from its 80% policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

When a Fund pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it was pursuing its normal strategy.

Information about Portfolio Holdings

The Funds generally post a detailed list of their securities (portfolio holdings) as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, the Funds generally post their ten largest portfolio holdings, and the percentage that each of these holdings represents of each Fund’s total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/ and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds’ portfolio holdings from such publication when deemed in the best interest of the Funds. Please consult the SAI for a description of the policies and procedures that govern disclosure of the Funds’ portfolio holdings.

INVESTMENT MANAGEMENT

Investment Adviser

Cambiar Investors, LLC, a Delaware limited liability company located at 200 Columbine Street, Suite 800, Denver, Colorado 80206, serves as the investment adviser to each of the Funds. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis, subject to oversight by the Board. As of December 31, 2017, the Adviser had approximately $14 billion in assets under management. The Adviser has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.

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For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, as set forth in the table below. The Adviser has contractually agreed to reduce its fees and reimburse expenses of each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and shareholder servicing fees (collectively, “excluded expenses”)) from exceeding the amounts listed in the table below for each Fund, as a percentage of average daily net assets of each share class, until March 1, 2019. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Funds. In addition, the Adviser may receive from a Fund the difference between the Fund’s total annual Fund operating expenses (not including excluded expenses) and the Fund’s expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point a Fund’s total annual Fund operating expenses (not including excluded expenses) are below the Fund’s expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. The table also lists the amount each Fund paid the Adviser during the most recent fiscal year, as a percentage of its average daily net assets.

	Cambiar Opportunity Fund	Cambiar International Equity Fund	Cambiar Small Cap Fund	Cambiar Global Ultra Focus Fund	Cambiar SMID Fund	Cambiar Global Equity Fund	Cambiar International Small Cap Fund
Management Fees	0.75%	0.90%	1.00%	1.00%	0.90%	0.90%	1.10%
Expense Limits	0.80%	0.95%	1.05%	1.10%	0.95%	0.95%	1.15%
Advisory Fee Paid During the Fiscal Year Ended April 30, 2017 (after waivers)[1]	0.69%	0.85%	0.96%	0.95%[2]	0.58%	0.16%[2]	None
Advisory Fee Paid During the Fiscal Period from May 1, 2017 to October 31, 2017 (after waivers)[1]	0.69%	0.86%	0.95%	0.91%[2]	0.47%	0.07%[2]	None

1	Effective August 15, 2017, the Board approved a change in the fiscal year end of the Funds from April 30 to October 31.
2	Amount is for Investor Class Shares only. Institutional Class Shares were not in operation for the fiscal year ended April 30, 2017 and the fiscal period from May 1, 2017 to October 31, 2017.

A discussion regarding the basis for Board approval of the Funds’ investment advisory agreements is available in the Funds’ October 31, 2017 Annual Report to Shareholders, which covers the period from May 1, 2017 to October 31, 2017.

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Portfolio Managers

The Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund, the Cambiar Global Equity Fund and the Cambiar International Small Cap Fund are each managed by a team of investment professionals that are jointly and primarily responsible for the day-to-day management of these Funds. Brian M. Barish serves as the sole portfolio manager of the Cambiar Global Ultra Focus Fund.

Brian M. Barish, CFA, President, Chief Investment Officer, joined the Adviser in 1997 and has over 28 years of investment experience. He serves as the sole portfolio manager of the Cambiar Global Ultra Focus Fund, the Lead Manager of the investment team of the Cambiar Opportunity Fund and the Co-Lead Manager of the investment team of the Cambiar International Equity Fund. He co-manages the Cambiar Small Cap Fund, the Cambiar SMID Fund and the Cambiar International Small Cap Fund. He focuses on the technology, media, aerospace and defense sectors. Prior to joining the Adviser, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co., a New York based investment bank. He has also served as a securities analyst with Bear, Stearns & Co. and Arnhold and S. Bleichroeder, a New York based research firm. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley, and holds the Chartered Financial Analyst designation.

Anna (Ania) A. Aldrich, CFA, Investment Principal, joined the Adviser in 1999 and has over 28 years of investment experience. She co-manages the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar SMID Fund, and the Cambiar Global Equity Fund, with a focus on the financial services and consumer products sectors. Prior to joining the Adviser, Ms. Aldrich was a global equity analyst at Bankers Trust, a New York based investment company, covering the financial services and transportation sectors. She began her career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich holds an MBA in Finance from Fordham University and a BA in Computer Science from Hunter College. She also holds the Chartered Financial Analyst designation.

Timothy A. Beranek, Investment Principal, joined the Adviser in 1999 and has over 25 years of investment experience. He co-manages the Cambiar Opportunity Fund, the Cambiar Small Cap Fund and the Cambiar SMID Fund, with a focus on the utilities and basic materials sectors. Prior to joining the Adviser, Mr. Beranek was with Resources Trust where he had responsibility for oversight of financial controls for the company’s mutual fund trading relationships. He began his career with Merrill Lynch. Mr. Beranek holds a Masters in Finance from the University of Colorado and a BS in Economics from the University of South Dakota.

Jennifer M. Dunne, CFA, Investment Principal, joined the Adviser in 2005 and has over 23 years of investment experience. She serves as the Co-Lead Manager of the investment team of the Cambiar International Equity Fund, and co-manages the Cambiar International Small Cap Fund with a focus on the energy, industrials and healthcare sectors. Prior to joining the Adviser, Ms. Dunne was a senior equity analyst at Founders Asset Management LLC, a Colorado based asset management firm. Ms. Dunne holds a graduate diploma from the London School of Economics as well as a Masters of Economics from the University of British Columbia and a BA from the University of Colorado, Boulder. She also holds the Chartered Financial Analyst designation.

Andrew P. Baumbusch, Investment Principal, joined the Adviser in 2004 and has over 19 years of investment experience. He serves as the Co-Lead Manager of the investment teams of the Cambiar Small Cap Fund and the Cambiar SMID Fund, and co-manages the Cambiar Opportunity Fund and the Cambiar International Equity Fund, with a focus on the industrials, media and telecom sectors. Prior to joining the Adviser, Mr. Baumbusch served as an investment analyst at Franklin Templeton, Atrium Capital and Alex Brown & Sons. Mr. Baumbusch holds an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.

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Todd L. Edwards, PhD, Investment Principal, joined the Adviser in 2007 and has over 22 years of investment experience. He serves as the Co-Lead Manager of the investment team of the Cambiar International Small Cap Fund, and co-manages the Cambiar Global Equity Fund and the Cambiar International Equity Fund, with a focus on foreign company coverage in the financial services and consumer staple sectors. In addition, Mr. Edwards is responsible for the Adviser’s macroeconomic and policy research efforts. Prior to joining the Adviser, he was a Director in the Global Emerging Markets Group at Citigroup. Before that, he served as Director of Research and Equity Strategist at BBVA Securities. Mr. Edwards began his investment career as a research analyst at Salomon Brothers. Mr. Edwards received a PhD and MA from Tulane University and a BA from Colorado College.

Alvaro Shiraishi, Investment Principal, joined the Adviser in 2007 and has over 24 years of investment experience. Mr. Shiraishi serves as the Co-Lead Manager of the investment team of the Cambiar International Small Cap Fund, and co-manages the Cambiar Global Equity Fund and the Cambiar International Equity Fund. He is responsible for foreign company coverage in the basic materials and consumer discretionary sectors. Prior to joining the Adviser, he worked at Aon Corporation in Chicago, where he conducted risk management research for the industrials and construction industries. Mr. Shiraishi began his investment career as an equity analyst for UBS. Mr. Shiraishi received a BA in Economics from Universidad Panamericana in Mexico City.

Jeffrey H. Susman, Investment Principal, joined the Adviser in 2005 and has over 18 years of investment experience. He co-manages the Cambiar Opportunity Fund, the Cambiar Small Cap Fund, and the Cambiar SMID Fund. Mr. Susman is responsible for company coverage in the consumer discretionary and technology sectors. Prior to joining the Adviser, he worked at UBS Investment Bank, where he was an associate analyst on the Global Communications Equipment Equity Research Team. Mr. Susman began his investment career as a Research Associate at Wellington Management. Mr. Susman received an MBA in Finance and Corporate Strategy from the University of Michigan and a BA in Economics and International Relations from Tufts University.

Colin M. Dunn, CFA, Investment Principal, joined the Adviser in 2011 and has over 18 years of investment experience. He serves as the Co-Lead Manager of the investment teams of the Cambiar Small Cap Fund and the Cambiar SMID Fund, and co-manages the Cambiar Opportunity Fund. He focuses on the utilities and specialty materials sectors. Prior to joining the Adviser, Mr. Dunn served as Vice President in the Investment Banking department at Keefe, Bruyette & Woods. He has also served as a securities analyst in the Investment Banking division at UBS. Mr. Dunn received a BS in Finance from Georgetown University and holds the Chartered Financial Analyst designation.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

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MORE INFORMATION ABOUT THE FUNDS’ HISTORY AND PERFORMANCE

Cambiar Opportunity Fund

Effective June 24, 2002, the Cambiar Opportunity Fund (“Opportunity Fund”) became the successor to a separate mutual fund, the UAM Funds Trust Cambiar Opportunity Portfolio (the “Predecessor Opportunity Fund”). The Predecessor Opportunity Fund was managed by the Adviser and its predecessor, had an identical investment objective as the Opportunity Fund, and had a strategy, fees and expenses that were substantially similar to those of the Opportunity Fund. The performance shown in the performance table on page 4 of this prospectus represents the performance of the Predecessor Opportunity Fund for periods prior to June 24, 2002.

Cambiar International Equity Fund

Effective September 9, 2002, the Cambiar International Equity Fund (the “International Equity Fund”) became the successor to the Cambiar International Equity Trust (the “Predecessor International Fund”), an unregistered, similarly managed fund. The Predecessor International Fund was managed by the Adviser and its predecessor, had an identical investment objective as the International Equity Fund, and had a strategy that was substantially similar to that of the International Equity Fund. The performance shown in the performance table on page 10 of this prospectus represents the performance of the Predecessor International Fund for periods prior to September 9, 2002, adjusted to reflect expenses for the International Equity Fund. The Predecessor International Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the International Equity Fund. If it had been, the Predecessor International Fund’s performance may have been lower.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

In addition to these payments, your financial intermediary may charge you account fees, transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Shareholder Servicing Plan

The Funds, except for the Cambiar International Small Cap Fund, have adopted a shareholder servicing plan that provides that each Fund may pay financial intermediaries for certain shareholder services in an annual amount not to exceed 0.25% based on each Fund’s Investor Class Shares’ average daily net assets. The Cambiar International Small Cap Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for certain shareholder services in an annual amount not to exceed 0.25% based on the Fund’s Institutional Class Shares’ average daily net assets. The services for which financial intermediaries are compensated under a shareholder servicing plan may include record-keeping, transaction processing for shareholders’ accounts and other non-distribution related shareholder services.

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Other Payments by the Funds

The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Payments made pursuant to such agreements may be in addition to, rather than in lieu of, shareholder services fees the Funds may pay to financial intermediaries pursuant to the Funds’ shareholder servicing plan.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, are not paid by the Funds, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the market power and flexibility of the intermediary, the amount of Fund assets serviced by the financial intermediary, the time period in which the arrangement was entered into or amended, or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV of a Fund’s shares.

Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders, as well as information about any fees and/or commissions it charges.

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ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against these service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Investor Class Shares and Institutional Class Shares of the Funds. The information is intended to help you understand the financial performance of each Fund for the past five fiscal years or the period of the Fund’s operations if shorter. Certain information contained in the tables reflects the financial results for a share of each Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds assuming all dividends and distributions were reinvested. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Funds, which is available upon request by calling the Funds at 1-866-777-8227.

No information is shown for Institutional Class Shares of the Cambiar Global Ultra Focus Fund and the Cambiar Global Equity Fund because they had not commenced operations as of the end of the fiscal period from May 1, 2017 to October 31, 2017.

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Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Period October 31,		Year Ended April 30,
Opportunity Fund	2017(1)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$24.20		$22.67	$26.34	$24.13	$20.45	$17.90
Income (Loss) from Operations:
Net Investment Income(2)	0.12		0.22	0.31	0.13	0.19	0.19
Net Realized and Unrealized Gain (Loss)	2.01		3.25	(0.99)	2.28	3.71	2.55
Total from Operations	2.13		3.47	(0.68)	2.41	3.90	2.74
Dividends and Distributions:
Net Investment Income	—		(0.40)	(0.25)	(0.20)	(0.22)	(0.19)
Net Realized Gain	—		(1.54)	(2.74)	—	—	—
Total Dividends and Distributions	—		(1.94)	(2.99)	(0.20)	(0.22)	(0.19)
Net Asset Value, End of Year/Period	$26.33		$24.20	$22.67	$26.34	$24.13	$20.45
Total Return†	8.80%		15.41%	(2.61)%	10.03%	19.14%	15.51%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$170,495		$173,177	$229,255	$294,656	$464,209	$496,247
Ratio of Expenses to Average Net Assets	1.00	%*	1.05%	1.11%	1.20%	1.20%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.06	%*	1.10%	1.17%	1.26%	1.28%	1.31%
Ratio of Net Investment Income to Average Net Assets	0.93	%*	0.93%	1.30%	0.51%	0.85%	1.08%
Portfolio Turnover Rate	16	%**	46%	55%	64%	58%	64%

*	Annualized.

**	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31.
(2)	Per share data calculated using the average shares method.

Amounts designated as "—" are $0 or have been rounded to $0.

72

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
	Period October 31,		Year Ended April 30,
Opportunity Fund	2017(1)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$24.15		$22.62	$26.30	$24.11	$20.43	$17.91
Income (Loss) from Operations:
Net Investment Income(2)	0.14		0.29	0.38	0.19	0.25	0.24
Net Realized and Unrealized Gain (Loss)	2.01		3.24	(1.00)	2.28	3.71	2.54
Total from Operations	2.15		3.53	(0.62)	2.47	3.96	2.78
Dividends and Distributions:
Net Investment Income	—		(0.46)	(0.32)	(0.28)	(0.28)	(0.26)
Net Realized Gain	—		(1.54)	(2.74)	—	—	—
Total Dividends and Distributions	—		(2.00)	(3.06)	(0.28)	(0.28)	(0.26)
Net Asset Value, End of Year/Period	$26.30		$24.15	$22.62	$26.30	$24.11	$20.43
Total Return†	8.90%		15.73%	(2.38)%	10.28%	19.46%	15.76%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$175,834		$175,630	$349,003	$413,096	$357,067	$282,857
Ratio of Expenses to Average Net Assets	0.80	%*	0.80%	0.86%	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	0.86	%*	0.85%	0.92%	1.01%	1.03%	1.06%
Ratio of Net Investment Income to Average Net Assets	1.13	%*	1.24%	1.57%	0.76%	1.09%	1.33%
Portfolio Turnover Rate	16	%**	46%	55%	64%	58%	64%

*	Annualized.

**	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31.

(2)	Per share data calculated using the average shares method.

Amounts designated as "—" are $0 or have been rounded to $0.

73

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Period October 31,		Year Ended April 30,
International Equity Fund	2017(1)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$25.23		$24.26	$25.86	$24.88	$21.77	$19.54
Income (Loss) from Operations:
Net Investment Income(2)	0.28		0.47	0.50	0.33	0.56	0.25
Net Realized and Unrealized Gain (Loss)	2.80		0.90	(1.91)	0.99	2.61	2.29
Total from Operations	3.08		1.37	(1.41)	1.32	3.17	2.54
Dividends and Distributions:
Net Investment Income	—		(0.40)	(0.12)	(0.35)	(0.06)	(0.31)
Net Realized Gain	—		—	(0.07)	—	—	—
Total Dividends and Distributions	—		(0.40)	(0.19)	(0.35)	(0.06)	(0.31)
Redemption Fees(2)	0.00	(3)	0.00 (3)	0.00 (3)	0.01	0.00 (3)	0.00 (3)
Net Asset Value, End of Year/Period	$28.31		$25.23	$24.26	$25.86	$24.88	$21.77
Total Return†	12.21%		5.75%	(5.45)%	5.52%	14.56%	13.12%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$1,665,962		$1,410,600	$1,397,228	$162,146	$133,850	$30,615
Ratio of Expenses to Average Net Assets	1.08	%*	1.06%	1.08%	1.09%	1.20%	1.23%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.12	%*	1.11%	1.12%	1.18%	1.45%	1.70%
Ratio of Net Investment Income to Average Net Assets	2.08	%*	1.94%	2.08%	1.34%	2.30%	1.29%
Portfolio Turnover Rate	26	%**	57%	39%	49%	58%	75%

*	Annualized.

**	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31.

(2)	Per share data calculated using the average shares method.

(3)	Amount represents less than $0.01 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

74

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
	Period October 31,		Year Ended April 30,				November 30, 2012* to April 30,
International Equity Fund	2017(1)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$25.29		$24.31	$25.89	$24.93	$21.79	$19.85
Income (Loss) from Operations:
Net Investment Income(2)	0.31		0.43	0.44	0.33	0.68	0.18
Net Realized and Unrealized Gain (Loss)	2.80		0.96	(1.82)	1.03	2.56	2.07
Total from Operations	3.11		1.39	(1.38)	1.36	3.24	2.25
Dividends and Distributions:
Net Investment Income	—		(0.42)	(0.14)	(0.40)	(0.10)	(0.31)
Net Realized Gain	—		—	(0.07)	—	—	—
Total Dividends and Distributions	—		(0.42)	(0.21)	(0.40)	(0.10)	(0.31)
Redemption Fees(2)	0.00	(3)	0.01	0.01	0.00 (3)	0.00 (3)	0.00	(3)
Net Asset Value, End of Year/Period	$28.40		$25.29	$24.31	$25.89	$24.93	$21.79
Total Return†	12.30%		5.87%	(5.30)%	5.65%	14.84%	11.48%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$1,913,807		$1,726,372	$1,079,244	$276,796	$158,408	$8,243
Ratio of Expenses to Average Net Assets	0.95	%**	0.95%	0.95%	0.95%	0.95%	0.95	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.99	%**	1.00%	1.02%	1.04%	1.17%	1.59	%**
Ratio of Net Investment Income to Average Net Assets	2.24	%**	1.79%	1.80%	1.35%	2.77%	2.04	%**
Portfolio Turnover Rate	26	%***	57%	39%	49%	58%	75	%***

*	Commencement of Operations.
**	Annualized.

***	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31.

(2)	Per share data calculated using the average shares method.

(3)	Amount represents less than $0.01 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

75

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Period October 31,		Year Ended April 30,
Small Cap Fund	2017(1)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$18.66		$16.35	$20.26	$22.41	$20.13	$18.76
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.03		0.04	(0.02)	0.01	(0.08)	(0.07)
Net Realized and Unrealized Gain (Loss)	0.68		2.27	(2.47)	0.67	5.02	1.72
Total from Operations	0.71		2.31	(2.49)	0.68	4.94	1.65
Dividends and Distributions:
Net Investment Income	—		—	(0.13)	—	—	—
Net Realized Gain	—		—	(1.29)	(2.83)	(2.66)	(0.28)
Total Dividends and Distributions	—		—	(1.42)	(2.83)	(2.66)	(0.28)
Redemption Fees(2)(3)	0.00		0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Year/Period	$19.37		$18.66	$16.35	$20.26	$22.41	$20.13
Total Return†	3.80%		14.13%	(12.51)%	4.01%	25.13%	8.96%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$99,220		$121,257	$309,441	$474,040	$627,861	$849,731
Ratio of Expenses to Average Net Assets	1.10	%*	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.15	%*	1.33%	1.35%	1.36%	1.40%	1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.35	%*	0.24%	(0.11)%	0.05%	(0.35)%	(0.38)%
Portfolio Turnover Rate	26	%**	54%	59%	69%	67%	71%

*	Annualized.

**	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31.
(2)	Per share data calculated using the average shares method.

(3)	Amount represents less than $0.01 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

76

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
	Period October 31,		Year Ended April 30,
Small Cap Fund	2017(1)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$19.10		$16.69	$20.66	$22.74	$20.34	$18.90
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.04		0.08	0.03	0.07	(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss)	0.69		2.33	(2.53)	0.68	5.09	1.75
Total from Operations	0.73		2.41	(2.50)	0.75	5.06	1.72
Dividends and Distributions:
Net Investment Income	—		—	(0.18)	—	—	—
Net Realized Gain	—		—	(1.29)	(2.83)	(2.66)	(0.28)
Total Dividends and Distributions	—		—	(1.47)	(2.83)	(2.66)	(0.28)
Redemption Fees(2)(3)	0.00		0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Year/Period	$19.83		$19.10	$16.69	$20.66	$22.74	$20.34
Total Return†	3.82%		14.44%	(12.30)%	4.27%	25.48%	9.27%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$198,706		$366,398	$477,509	$721,824	$725,099	$519,452
Ratio of Expenses to Average Net Assets	1.05	%*	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.10	%*	1.09%	1.10%	1.11%	1.15%	1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.41	%*	0.46%	0.14%	0.31%	(0.12)%	(0.15)%
Portfolio Turnover Rate	26	%**	54%	59%	69%	67%	71%

*	Annualized.

**	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31.

(2)	Per share data calculated using the average shares method.

(3)	Amount represents less than $0.01 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

77

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Period October 31,		Year Ended April 30,
Global Ultra Focus Fund	2017(1)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$18.76		$17.12	$19.15	$17.79	$12.36	$10.94
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.07		0.02	0.04	(0.02)	0.01	0.01
Net Realized and Unrealized Gain (Loss)	0.84		1.66	(2.07)	1.61	5.42	1.41
Total from Operations	0.91		1.68	(2.03)	1.59	5.43	1.42
Dividends and Distributions:
Net Investment Income	—		(0.04)	—	(0.25)	—	—
Net Realized Gain	—		—	—	—	—	—
Return of Capital	—		—	—	0.00 (3)	—	—
Total Dividends and Distributions	—		(0.04)	—	(0.25)	—	—
Redemption Fees(2)	0.00	(3)	0.00 (3)	0.00 (3)	0.02	0.00 (3)	0.00 (3)
Net Asset Value, End of Year/Period	$19.67		$18.76	$17.12	$19.15	$17.79	$12.36
Total Return†	4.85%		9.83%	(10.60)%	9.27%	43.93%	12.98%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$111,860		$112,985	$131,170	$151,049	$196,899	$134,748
Ratio of Expenses to Average Net Assets	1.12	%*	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.21	%*	1.40%	1.40%	1.38%	1.39%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.75	%*	0.14%	0.22%	(0.10)%	0.06%	0.12%
Portfolio Turnover Rate	43	%**	72%	115%	163%	167%	85%

*	Annualized.

**	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31.

(2)	Per share data calculated using the average shares method.

(3)	Amount represents less than $0.01 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

78

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Period October 31,		Year Ended April 30,
SMID Fund	2017(1)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$15.74		$12.90	$14.42	$13.39	$10.85	$9.56
Income (Loss) from Operations:
Net Investment Income (Loss)(2)	0.04		0.08	0.01	0.05	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss)	0.64		2.84	(1.49)	1.14	3.22	1.30
Total from Operations	0.68		2.92	(1.48)	1.19	3.20	1.29
Dividends and Distributions:
Net Investment Income	—		(0.08)	(0.01)	(0.05)	—	—
Net Realized Gain	—		—	(0.03)	(0.11)	(0.66)	—
Total Dividends and Distributions	—		(0.08)	(0.04)	(0.16)	(0.66)	—
Redemption Fees(2)	—		—	0.00 (3)	0.00 (3)	—	—
Net Asset Value, End of Year/Period	$16.42		$15.74	$12.90	$14.42	$13.39	$10.85
Total Return†	4.32%		22.66%	(10.27)%	8.97%	29.95%	13.49%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$30,231		$29,379	$38,505	$37,857	$2,998	$1,814
Ratio of Expenses to Average Net Assets	0.95	%*	1.04%	1.10%	1.18%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.38	%*	1.39%	1.43%	1.63%	4.41%	7.17%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.45	%*	0.55%	0.10%	0.39%	(0.14)%	(0.16)%
Portfolio Turnover Rate	13	%**	48%	78%	72%	71%	105%

*	Annualized.

**	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31.

(2)	Per share data calculated using the average shares method.

(3)	Amount represents less than $0.01 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

79

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
	Period October 31,		Year Ended April 30,		November 3, 2014* to April 30,
SMID Fund	2017(1)		2017	2016	2015
Net Asset Value, Beginning of Year/Period	$15.73		$12.89	$14.42	$13.91
Income (Loss) from Operations:
Net Investment Income(2)	0.04		0.06	0.02	0.02
Net Realized and Unrealized Gain (Loss)	0.64		2.87	(1.50)	0.65
Total from Operations	0.68		2.93	(1.48)	0.67
Dividends and Distributions:
Net Investment Income	—		(0.09)	(0.02)	(0.05)
Net Realized Gain	—		—	(0.03)	(0.11)
Total Dividends and Distributions	—		(0.09)	(0.05)	(0.16)
Redemption Fees(2)	—		—	0.00 (3)	—
Net Asset Value, End of Year/Period	$16.41		$15.73	$12.89	$14.42
Total Return†	4.32%		22.73%	(10.27)%	4.92%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$3,704		$3,592	$712	$645
Ratio of Expenses to Average Net Assets	0.95	%**	0.97%	1.05%	1.05	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.38	%**	1.34%	1.38%	1.54	%**
Ratio of Net Investment Income to Average Net Assets	0.45	%**	0.40%	0.15%	0.26	%**
Portfolio Turnover Rate	13	%***	48%	78%	72	%***

*	Commencement of Operations.

**	Annualized.

***	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31.

(2)	Per share data calculated using the average shares method.

(3)	Amount represents less than $0.01 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

80

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Investor Class Shares
	Period October 31,		Year Ended April 30,
Global Equity Fund	2017(1)		2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year/Period	$12.14		$11.20	$12.93	$13.43	$12.49	$11.07
Income (Loss) from Operations:
Net Investment Income(2)	0.08		0.13	0.14	0.07	0.21	0.09
Net Realized and Unrealized Gain (Loss)	1.05		0.92	(0.84)	0.83	1.98	1.63
Total from Operations	1.13		1.05	(0.70)	0.90	2.19	1.72
Dividends and Distributions:
Net Investment Income	—		(0.08)	(0.07)	(0.19)	(0.05)	(0.10)
Net Realized Gain	—		(0.03)	(0.96)	(1.21)	(1.20)	(0.20)
Total Dividends and Distributions	—		(0.11)	(1.03)	(1.40)	(1.25)	(0.30)
Redemption Fees(2)	—		0.00 (3)	0.00 (3)	—	—	0.00 (3)
Net Asset Value, End of Year/Period	$13.27		$12.14	$11.20	$12.93	$13.43	$12.49
Total Return†	9.31%		9.35%	(5.51)%	7.85%	17.96%	16.00%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$14,215		$13,652	$8,964	$2,073	$1,983	$1,413
Ratio of Expenses to Average Net Assets	0.95	%*	1.10%	1.20%	1.23%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.78	%*	1.84%	3.71%	5.30%	5.77%	9.89%
Ratio of Net Investment Income to Average Net Assets	1.27	%*	1.10%	1.20%	0.54%	1.59%	0.77%
Portfolio Turnover Rate	21	%**	60%	59%	63%	67%	70%

*	Annualized.

**	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31.

(2)	Per share data calculated using the average shares method.

(3)	Amount represents less than $0.01 per share.

Amounts designated as "—" are $0 or have been rounded to $0.

81

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Institutional Class Shares
	Period October 31,		Year Ended April 30,		November 18, 2014* to April 30,
International Small Cap Fund	2017(1)		2017	2016	2015
Net Asset Value, Beginning of Year/Period	$11.36		$10.17	$10.61	$10.00
Income (Loss) from Operations:
Net Investment Income(2)	0.09		0.13	0.03	—
Net Realized and Unrealized Gain (Loss)	1.23		1.25	(0.44)	0.61
Total from Operations	1.32		1.38	(0.41)	0.61
Dividends and Distributions:
Net Investment Income	—		(0.12)	(0.01)	—
Net Realized Gain	—		(0.07)	(0.02)	—
Total Dividends and Distributions	—		(0.19)	(0.03)	—
Net Asset Value, End of Year/Period	$12.68		$11.36	$10.17	$10.61
Total Return†	11.62%		13.83%	(3.91)%	6.10%
Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$2,064		$1,552	$1,366	$1,270
Ratio of Expenses to Average Net Assets	1.15	%**	1.15%	1.40%	1.40	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	7.93	%**	8.20%	9.44%	15.61	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	1.43	%**	1.30%	0.26%	(0.06	)%**
Portfolio Turnover Rate	26	%***	49%	54%	16	%***

*	Commencement of Operations.

**	Annualized.

***	Portfolio turnover is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	For the period May 1, 2017 to October 31, 2017. Effective August 15, 2017, Cambiar Funds changed their fiscal year end to October 31.

(2)	Per share data calculated using the average shares method.

Amounts designated as "—" are $0 or have been rounded to $0.

82

The Cambiar Funds

Investors who would like more information about the Funds should read the Funds’ Annual and Semi-Annual Reports and the Funds’ Statement of Additional Information (the “SAI”), as it may be amended from time to time. The Annual and Semi-Annual Reports of the Funds provide additional information about their investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year. The SAI contains additional detailed information about the Funds and is incorporated by reference into (is legally a part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports, the Funds’ privacy policy and other information about the Funds and can make shareholder inquiries on the Funds’ website at www.cambiar.com or by writing to or calling:

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121-9009

(Toll free) 1-866-777-8227

You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act of 1940 file number is 811-06400.

CMB-PS-010-0400

[CAMBIAR INVESTORS LOGO]

STATEMENT OF ADDITIONAL INFORMATION

CAMBIAR OPPORTUNITY FUND

(Institutional Class Shares: CAMWX)

(Investor Class Shares: CAMOX)

CAMBIAR INTERNATIONAL EQUITY FUND

(Institutional Class Shares: CAMYX)

(Investor Class Shares: CAMIX)

CAMBIAR SMALL CAP FUND

(Institutional Class Shares: CAMZX)

(Investor Class Shares: CAMSX)

CAMBIAR GLOBAL ULTRA FOCUS FUND

(Institutional Class Shares: )

(Investor Class Shares: CAMAX)

CAMBIAR SMID FUND

(Institutional Class Shares: CAMUX)

(Investor Class Shares: CAMMX)

CAMBIAR GLOBAL EQUITY FUND

(Institutional Class Shares: CAMTX)

(Investor Class Shares: CAMGX)

CAMBIAR INTERNATIONAL SMALL CAP FUND

(Institutional Class Shares: CAMFX)

each, a series of THE ADVISORS’ INNER CIRCLE FUND

March 1, 2018

Investment Adviser:

CAMBIAR INVESTORS, LLC

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the following series of the Trust (each, a “Fund” and collectively, the “Funds”):

Cambiar Opportunity Fund (the “Opportunity Fund”)

Cambiar International Equity Fund (the “International Equity Fund”)

Cambiar Small Cap Fund (the “Small Cap Fund”)

Cambiar Global Ultra Focus Fund (the “Global Ultra Focus Fund”)

Cambiar SMID Fund (the “SMID Fund”)

Cambiar Global Equity Fund (the “Global Equity Fund”)

Cambiar International Small Cap Fund (the “International Small Cap Fund”)

As of the date of this SAI, Institutional Class Shares of the Global Ultra Focus Fund and the Global Equity Fund are not available for purchase. This SAI should be read in conjunction with the Funds’ prospectus dated March 1, 2018, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Funds, which includes the Funds’ audited financial statements dated October 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or Annual Report free of charge by writing to the Cambiar Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: The Cambiar Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105), or by calling the Funds at 1-866-777-8227.

i

THE TRUST	S-1
INVESTMENT POLICIES OF THE FUNDS	S-2
DESCRIPTION OF PERMITTED INVESTMENTS	S-7
INVESTMENT ADVISORY AND OTHER SERVICES	S-37
PORTFOLIO MANAGERS	S-39
THE ADMINISTRATOR	S-41
THE DISTRIBUTOR	S-42
PAYMENTS TO FINANCIAL INTERMEDIARIES	S-43
TRANSFER AGENT	S-44
CUSTODIAN	S-44
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-44
LEGAL COUNSEL	S-44
SECURITIES LENDING	S-44
TRUSTEES AND OFFICERS OF THE TRUST	S-44
PURCHASING AND REDEEMING SHARES	S-55
DETERMINATION OF NET ASSET VALUE	S-56
TAXES	S-58
BROKERAGE ALLOCATION AND OTHER PRACTICES	S-64
disclosure of PORTFOLIO HOLDINGS	S-68
DESCRIPTION OF SHARES	S-69
SHAREHOLDER LIABILITY	S-69
LIMITATION OF TRUSTEES’ LIABILITY	S-70
PROXY VOTING	S-70
CODES OF ETHICS	S-70
5% and 25% Shareholders	S-71
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

March 1, 2018	CMB-SX-003-0900

ii

THE TRUST

General. Each Fund is a separate series of The Advisors’ Inner Circle Fund (the “Trust”), an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are pro-rata allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate prospectuses and statements of additional information.

Description of Multiple Classes of Shares. The Trust is authorized to offer shares of the Funds (except for the International Small Cap Fund) in the following classes: Investor Class Shares and Institutional Class Shares; however, the Global Ultra Focus Fund and Global Equity Fund currently only offer Investor Class Shares. The Trust is authorized to offer shares of the International Small Cap Fund in Institutional Class Shares only. The different classes provide for variations in shareholder servicing expenses and in the minimum investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectus. For more information on shareholder servicing expenses, see “Payments to Financial Intermediaries” in this SAI. The Trust reserves the right to create and issue additional classes of shares.

History of the Funds. The Opportunity Fund is the successor to the UAM Funds Trust Cambiar Opportunity Portfolio (the “Predecessor Opportunity Fund”), a separate registered investment company. The Predecessor Opportunity Fund was managed by Cambiar Investors, LLC (“Cambiar” or the “Adviser”) and its predecessor, had an identical investment objective as the Opportunity Fund, and had a strategy, fees and expenses that were substantially similar to those of the Opportunity Fund. The Predecessor Opportunity Fund’s date of inception was June 30, 1998. The Predecessor Opportunity Fund dissolved and reorganized into the Opportunity Fund on June 24, 2002. Substantially all of the assets of the Predecessor Opportunity Fund were acquired by the Opportunity Fund in connection with its commencement of operations on June 24, 2002.

The International Equity Fund is the successor to the Cambiar International Equity Trust (the “Predecessor International Equity Fund”), a separate unregistered investment company. The Predecessor International Equity Fund was managed by the Adviser and its predecessor, had an identical investment objective as the International Equity Fund, and had a strategy that was substantially similar to that of the International Equity Fund. The Predecessor International Equity Fund’s date of inception was September 2, 1997. The Predecessor International Equity Fund dissolved and reorganized into the International Equity Fund on September 9, 2002. Substantially all of the assets of the Predecessor International Equity Fund were acquired by the International Equity Fund in connection with its commencement of operations on September 9, 2002.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders’ approval will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the Trust’s Board of Trustees (each, a “Trustee” and collectively, the “Board” or the “Trustees”) has the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

S-1

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the majority of the Trustees then in office and entered into by the relevant series in connection therewith. To the extent permitted by applicable law and the Declaration of Trust, such reorganization or merger may be effected without the approval of shareholders of any series.

Non-Diversification. Each Fund, with the exception of the Global Ultra Focus Fund, is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Global Ultra Focus Fund is non-diversified, as that term is defined in the 1940 Act, which means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund, which increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a “diversified” fund holding a greater number of investments. Accordingly, the value of the shares of the Global Ultra Focus Fund may be more susceptible to any single corporate, economic, political or regulatory occurrence than the shares of a “diversified” fund would be. The Global Ultra Focus Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). For more information, see “Taxes” below.

INVESTMENT POLICIES OF THE FUNDS

Each Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing) and other applicable investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, each Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

Fundamental Policies:

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

Each Fund may not:

▪	Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Prospectus and SAI as they may be amended from time to time.

S-2

▪	Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

▪	Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

▪	Concentrate (invest 25% of its assets) its investments in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

▪	Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that the Fund may invest in securities of issuers that deal or invest in real estate; and (3) that the Fund may purchase securities secured by real estate or interests therein.

▪	Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a CPO under the CEA.

▪	Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

In addition, each Fund, with the exception of the Global Ultra Focus Fund, may not make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act.

Non-Fundamental Policies:

In addition to each Fund’s investment objective, the following limitations are non-fundamental, which means a Fund may change them without shareholder approval. Each Fund (except the Global Ultra Focus Fund, SMID Fund and International Small Cap Fund) may:

▪	Not (i) purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund’s total assets.

▪	Not borrow money, except that the Fund may: (1) borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed); (2) borrow up to an additional 5% of its total assets for temporary purposes; (3) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (4) purchase securities on margin and engage in short sales to the extent permitted by applicable law.

The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

▪	Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

S-3

▪	Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

▪	Invest in the securities of foreign issuers.

▪	Purchase shares of other investment companies to the extent permitted by applicable law.

▪	Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

▪	Hold illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.

▪	Write covered call options and may buy and sell put and call options.

▪	Enter into repurchase agreements.

▪	Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

▪	Sell securities short and engage in short sales “against the box.”

▪	Enter into swap transactions.

In addition:

▪	The Small Cap Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small-cap companies without 60 days’ prior written notice to shareholders.

▪	The International Equity Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of foreign companies without 60 days’ prior written notice to shareholders.

▪	The Global Equity Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located throughout the world without 60 days’ prior written notice to shareholders.

The Global Ultra Focus Fund may:

▪	Not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments; and (ii) asset coverage of at least 300% is required.

S-4

▪	Not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

▪	Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

▪	Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

▪	Invest in the securities of foreign issuers.

▪	Purchase shares of other investment companies to the extent permitted by applicable law.

▪	Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

▪	Hold illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.

▪	Write covered call options and may buy and sell put and call options.

▪	Enter into repurchase agreements.

▪	Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

▪	Sell securities short and engage in short sales “against the box.”

▪	Enter into swap transactions.

▪	Not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located throughout the world without 60 days’ prior written notice to shareholders.

The SMID Fund and International Small Cap Fund may:

▪	Not (i) purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund’s total assets.

▪	Not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments; and (ii) asset coverage of at least 300% is required.

S-5

▪	Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

▪	Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

▪	Invest in the securities of foreign issuers.

▪	Purchase shares of other investment companies to the extent permitted by applicable law.

▪	Notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

▪	Hold illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including: (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) investing no more than 15% of its net assets in such securities.

▪	Write covered call options and may buy and sell put and call options.

▪	Enter into repurchase agreements.

▪	Lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

▪	Sell securities short and engage in short sales “against the box.”

▪	Enter into swap transactions.

In addition:

▪	The SMID Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small- to mid-sized companies without 60 days’ prior written notice to shareholders.

▪	The International Small Cap Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap foreign companies without 60 days’ prior written notice to shareholders.

S-6

DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund's stated investment policies, including those discussed in this SAI.

Equity Securities

Types of Equity Securities:

Common Stocks - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks - Preferred stocks are also units of ownership in a company. Preferred stocks generally pay dividends, which are fixed in advance. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. Dividends on preferred stocks are usually cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the investor’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). By investing in convertible securities, the Funds may seek opportunity through the conversion feature to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available on common stocks. A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible fixed income securities. In exchange for the conversion feature, many corporations pay a lower rate of interest on convertible securities than that paid on their non-convertible fixed income securities. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security can be more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which an investor purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

S-7

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Rights and Warrants - Common stock rights and warrants are securities that may be attached to an issuer’s common stock, preferred stock, or other existing securities, or may be issued independently of other securities. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, may be freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights typically offer an issuer’s shareholders an opportunity to avoid or minimize dilution of their ownership interests when new shares are issued to others. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Both rights and warrants may be issued in connection with corporate actions without requiring payment, or may require payment of a purchase price. An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities:

General Risks of Investing in Stocks - While investing in stocks allows investors to participate in the benefits of owning a company, such investors also accept the risks of ownership. Investing in equity securities can be riskier than other types of investments, often involve more volatility than other investments, and can result in losses. Investors should expect that the value of their account(s) will rise and fall more dynamically than some strategies that emphasize other types of investments. Over time, market forces can be highly dynamic and can cause stock markets to move in cycles, including periods when stock prices rise generally and periods when they generally decline. The value of an account’s investments may increase or decrease more than the stock market in general, and overall stock market risks will affect the value of client accounts.

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Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

▪	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

▪	Factors affecting an entire industry, such as increases in production costs; and

▪	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as domestic and foreign economic growth and market conditions, changes in interest rates, credit conditions, currency exchange rates or inflation rates, volatility and political events.

There is a risk that the Adviser will not accurately predict the applicability or impact of these and other factors on markets or investments, and individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. As a result, investment decisions may not accomplish what they were intended to achieve. These risks may be elevated during certain periods, including periods in which the values of equity securities are highly correlated with one another.

The value of equity securities also may be influenced by changes in investor sentiment, such as perceptions as to whether investments in value equity assets provide attractive returns in the context of the risks being assumed. At times, negative sentiment and advisers’ perception of certain investments may predominate, price-earnings multiples may contract, or investors may avoid investment in equity securities altogether. Similarly, there may be periods during which certain segments of the equity assets spectrum, such as growth stocks, are favored over other equity segments. In addition, the securities of “value” companies can continue to be undervalued for long periods of time, and may never reach the Adviser’s expectation as to their worth.

Small- and Medium-Sized Companies - Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, reduced access to capital markets, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are more likely to be traded in the over-the-counter market and might not be traded in volumes typical of securities of larger issuers. Thus, the securities of small and medium capitalization companies may be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Technology Companies - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

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Initial Public Offerings (“IPOs”) - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPO securities are subject to, among other risks, market and liquidity risk. In addition, the purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities traded on exchanges or markets. IPOs may have a magnified performance impact on a Fund with a smaller asset base. Whether a Fund participates in these types of investments depends upon a number of factors, including the attractiveness and the availability of IPO securities, portfolio manager interest, and there can be no assurance that any Fund will participate in IPOs. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of a Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders.

In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, lack of support for the issuer or offering, unseasoned trading and speculation, a potentially small number of securities available for trading, more limited information about the issuer, and other factors.

The Funds’ investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which can present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

Equity and debt securities of issuers may be considered to be “foreign company” securities if 50% of the company’s assets are located outside of the United States, 50% of the company’s revenues are generated outside of the United States, or the company is domiciled or does a substantial amount of business outside of the United States. Foreign companies can operate in both developed and emerging market countries.

American Depositary Receipts (“ADRs”) - ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership interests in shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, however, ADRs are still subject to many of the risks associated with investing directly in foreign securities in their national markets and currencies. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies. In addition to brokerage commissions charged for the purchase or sale of ADRs, a Fund may incur additional fees if it converts ADRs into foreign (ordinary) securities, and vice-versa.

ADRs can be sponsored or unsponsored. While these types of ADRs are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. Sponsored depositary receipt facilities are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. Unsponsored facilities are generally established without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The Funds may also invest in EDRs, GDRs, and similar instruments representing foreign-traded depositary interests in securities of foreign companies.

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Emerging Markets – An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrializing, with lower gross national products (“GNP”) than more developed countries.

Investing in emerging market economies may involve greater risks than investing in developed market economies, including, but not limited to, greater political and economic instability (including elevated risks of war, civil disturbances, and acts of terrorism), enhanced boom and bust cycles, dependence on revenues from particular commodities, dependence on international aid, price controls, immature economic and market structures, and burdensome investment or trading requirements.

Some emerging countries currently prohibit or impose restrictions on direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, Fund shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities:

Foreign securities (including ADRs), foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

▪	The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital formation, capital reinvestment, resource self-sufficiency, economic diversification, inclusion in economic or monetary unions, budget deficits, sovereign solvency, and national debt;

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▪	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

▪	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

▪	Securities issued by foreign companies in one country may be particularly susceptible to economic, regulatory or other conditions affecting issuers and countries within their region;

▪	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

▪	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Funds’ ability to invest in a particular country or make it more expensive for the Funds to invest in that country. Some countries require prior governmental approval, may limit the types or amount of securities or companies in which a foreigner can invest, or may restrict the ability of foreign investors to repatriate their investment income and capital gains.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking Article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Funds’ investments.

Information and Supervision - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are typically fewer reports and ratings published about foreign companies comparable to those analyzing U.S. companies, and information concerning foreign corporate actions such as acquisitions or divestitures, rights offerings, dividends, legal or compliance developments, requirements or restrictions, or other matters that can affect the value of foreign companies, may be more difficult to obtain. Certain foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

Stock Exchange and Market Risk - The Adviser will determine if an exchange or over-the-counter market located outside of the United States is the best available market for transacting in foreign securities traded in their national markets or currencies. Many foreign stock markets, while growing in volume and sophistication, generally remain less developed than the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

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Foreign stock markets:

▪	Are generally more volatile than, and not as developed or efficient as, those in the United States;

▪	Typically have less trading volume;

▪	Trade securities that tend to be less liquid and experience more rapid and erratic price movements than domestic stock markets;

▪	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

▪	Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

▪	May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

▪	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and accounting practices and standards;

▪	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

▪	In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

▪	Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated;

▪	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

▪	Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impact the investments denominated in a foreign currency are:

▪	Purchases and sales of foreign securities traded in their national markets or currencies necessitate foreign exchange transactions, and it may be expensive to convert foreign currencies into U.S. dollars and vice versa;

▪	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

▪	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

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▪	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

▪	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

▪	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a securities market is closed while the markets for the underlying currencies remain open, certain securities may not always reflect significant movements in currency values.

Taxes - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

Emerging Markets Risks - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

▪	Be subject to greater political and economic instability (including elevated risks or war, civil disturbances, and acts of terrorism), enhanced boom and bust cycles, immature economic and market structures, dependence on revenues from commodities, dependence on international aid, price controls, unstable governments, and burdensome investment or trade requirements;

▪	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

▪	Offer less protection of property rights than more developed countries; and

▪	Have economies that are based on only a few industries or commodities, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

U.S. Treasury Obligations - U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”).

The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

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U.S. Government Securities - The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so because the entities are not funded by Congressional appropriations and their debt (and equity) securities are not guaranteed by the U.S. government. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds’ shares.

On September 7, 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

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On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15% instead of the previous 10%, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

The future status of Fannie Mae or Freddie Mac could be impacted by, among other things, the actions taken and restrictions placed on Fannie Mae or Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s or Freddie Mac’s operations and activities under the Agreement, market responses to developments at Fannie Mae or Freddie Mac, and future legislative and regulatory action that alters the operations, ownership structure and/or mission of Fannie Mae or Freddie Mac, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Fannie Mae and Freddie Mac.

Corporate Bonds - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest at specified times, and repay the principal amount of the bond or note at maturity.

Mortgage-Backed Securities - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the mortgage loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in selecting mortgage-backed securities for the Funds. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

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Risks of Mortgage-Backed Securities - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly); and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate. In addition to the risks associated with changes in interest rates described in “Factors Affecting the Value of Debt Securities,” a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected.

Other Asset-Backed Securities - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure that the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Short-Term Investments - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Funds may invest a portion of their assets in the short-term debt securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

•	Bank Obligations - The Funds will only invest in a debt security issued by a commercial bank if the bank:

▪	Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and

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▪	Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

•	Time Deposits - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two calendar days through seven calendar days.

•	Certificates of Deposit - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

•	Bankers’ Acceptance - A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

•	Commercial Paper - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P. See “Appendix A – Description of Ratings” for a description of commercial paper ratings.

Stripped Mortgage-Backed Securities - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Yankee Bonds - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See “Foreign Securities.”

Zero Coupon Bonds - These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. Because current tax laws require reporting the portion of the original issue discount on zero coupon bonds as interest income, even though holders receive no cash, a Fund’s investments in zero coupon bonds may require it to sell certain of its securities to generate sufficient cash to satisfy certain income distribution requirements.

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Terms to Understand:

Maturity - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. Duration measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities - The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and the coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

▪	Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

▪	Prepayment Risk

This risk affects mainly mortgage- and asset-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage- and asset-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

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▪	Extension Risk

The other side of prepayment risk is extension risk, which occurs when interest rates are rising. Rising interest rates can cause a Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of debt securities as a means of “locking in” interest rates.

▪	Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered “risk-free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer usually affects the value of a debt security. Generally, the greater the risks that the issuer will fail to pay interest and return principal, the lower the quality rating of a security. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates than those available from investors with higher credit ratings.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” Since an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is deemed to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (“junk bonds”) are highly speculative securities that are usually issued by smaller, less credit worthy and/or more highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Funds currently use ratings compiled by Moody’s, S&P, and Fitch Ratings (“Fitch”). Credit ratings are only the rating agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section “Appendix A – Description of Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

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The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security’s rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate, or a market benchmark, such as an index. Unless otherwise stated in the Prospectus, the Funds may use derivatives for risk management purposes, to hedge against the risk of unfavorable price movements in the underlying instruments, to gain exposure to underlying instruments and/or various markets in a cost efficient manner, to gain long or short exposure, to manage cash flows, or for other purposes. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective, and in some instances, a more cost effective, means of hedging this exposure.

Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the Securities and Exchange Commission (the “SEC”) and its staff.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), a Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration and regulation with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Funds’ investment strategies and may adversely affect the Funds’ performance.

Types of Derivatives:

Futures - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

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Futures contracts are traded in the United States on commodity exchanges or boards of trade - known as “contract markets” - approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.”

Although the actual terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

▪	Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

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The purchaser of an option may terminate its position by:

▪	Allowing it to expire and losing its entire premium;

▪	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

▪	Closing it out in the secondary market at its current price.

▪	Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, a Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted only to write covered options. At the time of selling the call option, a Fund may cover the option by owning, among other things:

▪	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

▪	A call option on the same security or index with the same or lesser exercise price;

▪	A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

▪	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

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▪	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

▪	Entering into a short position in the underlying security;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

▪	Maintaining the entire exercise price in liquid securities.

▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Funds may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Funds may buy a put option on a futures contract for the same reasons they would sell a futures contract. They also may purchase such put options in order to hedge a long position in the underlying futures contract. The Funds may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Funds may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, a Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a Fund.

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▪	Combined Positions

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

▪	Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

▪	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

▪	Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;

▪	Do not require an initial margin deposit; and

▪	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies - A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Funds may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” could offset both positive and negative currency fluctuations relative to the U.S. dollar, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. The hedges simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques which may minimize the risk of loss due to a decline in the value of the hedged currency also may limit potential gains that might result from the increase in value of such currency.

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A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver. The Funds may bear transaction costs in connection with these purchases or sales.

Participatory Notes (“P-Notes”) - P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the purchaser is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, purchasers incur transaction costs when investing in P-Notes. P-Notes are generally traded over-the-counter.

Swaps, Caps, Collars and Floors

Swap Agreements - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

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Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract. The Funds will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

▪	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a single stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

▪	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument – which may be a single asset, a pool of assets or an index of assets – during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying reference instrument).

▪	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

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Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives if the floating rate of interest exceeds the fixed rate of interest.

▪	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it holds one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

Correlation of Prices - A Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if a Fund’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

▪	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

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▪	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

▪	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, market liquidity cannot be guaranteed. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

▪	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

▪	Have to purchase or sell the instrument underlying the contract;

▪	Not be able to hedge its investments; and

▪	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

▪	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

▪	The facilities of the exchange may not be adequate to handle current trading volume;

▪	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

▪	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

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Pricing Risk - At times, market prices for certain derivatives may be unavailable or unreliable and market conditions might make it difficult to value some derivative investments. For example, if a Fund has valued its derivatives too high, the Fund may, upon sale, be unable to obtain the price at which it was valuing the instrument.

Margin - Because of the low margin deposits required upon the opening of a derivative position, such transactions may involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage - The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

▪	actual and anticipated changes in interest rates;

▪	fiscal and monetary policies; and

▪	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Investment Companies

The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. Investment companies are companies that are engaged primarily in the business of investing in securities or that hold a large proportion of their assets in the form of investment securities. The Funds themselves are investment companies, as are many money market funds, exchange-traded and closed-end funds. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a Fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its exchange-traded fund investments.

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For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, including exchange-traded funds, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not precisely replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other considerations.

Pursuant to orders issued by the SEC to certain exchange-traded funds (collectively, the “ETFs”) and procedures approved by the Board, a Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Real Estate Investment Trusts (“REITs”)

A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) that invests primarily in income producing real estate or real estate-related loans or interests and which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Funds invest may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

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Repurchase Agreements

A repurchase agreement is an agreement in which one party sells securities to a Fund in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The Adviser monitors compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral.

In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

Reverse Repurchase Agreements

Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be advantageous to such Fund. In the event a Fund invests in reverse repurchase agreements, it will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. Reverse repurchase agreement are considered to be borrowings under the 1940 Act. Although there is no limit on the percentage of Fund assets that can be used in connection with reverse repurchase agreements, no Fund expects to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of its total assets.

Restricted and Illiquid Securities

While the Funds do not anticipate doing so to any appreciable extent, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. A Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of a Fund’s net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund’s books. There may be a limited trading market or low trading volumes for illiquid securities that may result in erratic price movements. In addition, a Fund may be unable to dispose of its holdings in illiquid securities quickly, and may need to liquidate such positions over extended periods of time or at sharply discounted prices. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Illiquid securities may also include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and securities whose disposition is restricted under the federal securities laws. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser’s liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.

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Securities Lending

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned by a Fund that might occur during the term of the loan would be for the account of such Fund.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds’ securities lending agent but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if the Fund has knowledge of a material vote affecting the security, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities (including for the purpose of voting the securities) or dispose of the collateral for the loan, which could give rise to loss because of adverse company or market action, expenses and/or delays in connection with the disposition of the underlying securities.

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Short Sales

Description of Short Sales:

The Funds are permitted to engage in short sales of securities except as prohibited by the 1940 Act. Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

▪	Take advantage of an anticipated decline in prices.

▪	Protect a profit in a security it already owns.

▪	Manage exposure to securities or markets.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund may be required to pay a premium, which increases the cost of the security sold. The Funds will also incur transaction costs in effecting short sales. A Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Funds may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box - In addition, the Funds may engage in short sales “against the box.” In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales:

A Fund will not short sell a security if:

▪	After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets;

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▪	The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund’s net assets; or

▪	Any security sold short would constitute more than two percent (2%) of any class of the issuer’s securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between: (a) the market value of the securities sold short at the time they were sold short; and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

When-Issued, Delayed-Delivery and Forward-Delivery Transactions

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In a forward-delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the counterparty to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to other risks typically associated with equity or debt investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward-delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

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Special Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, a Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, misappropriation, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that a Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting a Fund or the Adviser, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses, the inability of the Fund to conduct normal operations, or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex and adapt to enhanced securities features. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There can be no assurance that a Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

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INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser. Cambiar Investors, LLC, a Delaware limited liability company located at 200 Columbine Street, Suite 800, Denver, Colorado 80206, serves as the investment adviser to the Funds. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis. As of December 31, 2017, the Adviser had approximately $14 billion in discretionary assets under management. The Adviser and its predecessor, Cambiar Investors, Inc., which was an affiliate of Old Mutual (US) Holdings, Inc. (formerly United Asset Management Company) (“Old Mutual”), have provided investment management services to corporations, foundations, endowments, collective investment trusts, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1973. The Adviser is owned by Cambiar Holdings, LLLP, which is controlled by Mr. Brian Barish.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for each of the Funds and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to any Fund, by a majority of the outstanding voting securities of that Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or, by the Adviser, on 90 days’ written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows:

Fund	Advisory Fee
Opportunity Fund	0.75%[1]
International Equity Fund	0.90%
Small Cap Fund	1.00%
Global Ultra Focus Fund	1.00%
SMID Fund	0.90%[2]
Global Equity Fund	0.90%
International Small Cap Fund	1.10%

[1]	Prior to August 28, 2015, the management fee for the Opportunity Fund was 0.90% for the first $2.5 billion of average daily net assets and 0.75% for average daily net assets above $2.5 billion.
[2]	Prior to August 28, 2016, the management fee for the SMID Fund was 1.00%.

The Adviser has contractually agreed to reduce fees and reimburse expenses for each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and shareholder servicing fees (collectively, “excluded expenses”)) from exceeding the amounts listed in the table below for each Fund, as a percentage of average daily net assets of each share class, until March 1, 2019. The Adviser may renew these contractual fee waivers for subsequent periods. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Funds. In addition, the Adviser may receive from a Fund the difference between the Fund’s total annual Fund operating expenses (not including excluded expenses) and the Fund’s expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point a Fund’s total annual Fund operating expenses (not including excluded expenses) are below the Fund’s expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 1, 2019.

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Fund	Expense Cap
Opportunity Fund	0.80%[1,2]
International Equity Fund	0.95%[1]
Small Cap Fund	1.05%[1]
Global Ultra Focus Fund	1.10%[1]
SMID Fund	0.95%[1,3]
Global Equity Fund	0.95%[1]
International Small Cap Fund	1.15%[4]

[1]	Prior to September 1, 2016, shareholder servicing fees were not excluded expenses for the purposes of the expense limitation agreement, and the expense limit for Investor Class Shares of the Fund was 0.25% higher than the amount listed.
[2]	Prior to August 28, 2015, the expense limit for the Opportunity Fund was 0.95% and 1.20% for the Institutional Class Shares and Investor Class Shares of the Fund, respectively.
[3]	Prior to August 28, 2016, the expense limit for the SMID Fund was 1.05% and 1.30% for the Institutional Class Shares and Investor Class Shares of the Fund, respectively.
[4]	Prior to September 1, 2016, shareholder servicing fees were not excluded expenses for the purposes of the expense limitation agreement and the expense limit for the Institutional Class Shares of the International Small Cap Fund was 1.40%.

For the fiscal years ended April 30, 2015, 2016, and 2017 and the fiscal period from May 1, 2017 to October 31, 2017, the Funds paid the following advisory fees to the Adviser:

Fund	Contractual Advisory Fees				Fees Waived by the Adviser[1]				Total Fees Paid (After Waivers) to the Adviser
	2015	2016	2017	2017[3]	2015	2016	2017	2017[3]	2015	2016	2017	2017[3]
Opportunity Fund	$7,210,556	$5,111,826	$3,322,570	$1,303,745	$456,352	$377,342	$240,533	$111,763	$6,754,204	$4,734,484	$3,082,037	$1,191,982
International Equity Fund	$3,163,697	$9,577,657	$25,808,639	$15,369,948	$326,395	$639,634	$1,475,723	$755,795	$2,837,302	$8,938,023	$24,332,916	$14,614,153
Small Cap Fund	$13,361,546	$9,964,030	$6,263,045	$1,960,387	$828,670	$462,401	$228,943	$100,791	$12,532,876	$9,501,629	$6,034,102	$1,859,596
Global Ultra Focus Fund	$1,948,721	$1,428,607	$1,173,172	$561,777	$63,125	$65,717	$59,176	$49,516	$1,885,596	$1,362,890	$1,113,996	$512,261
SMID Fund	$206,827	$415,988	$310,086	$149,236	$93,381	$135,098	$116,875	$70,941	$113,446	$280,890	$193,211	$78,295
Global Equity Fund	$18,737	$29,037	$112,094	$62,260	$18,737	$29,037	$92,280	$57,430	$0	$0	$19,814	$4,830
International Small Cap Fund	$5,313[2]	$13,428	$15,195	$10,190	$5,313[2]	$13,428	$15,195	$10,190	$0[2]	$0	$0	$0

[1]	For the fiscal years ended April 30, 2015, 2016 and 2017 and the fiscal period from May 1, 2017 to October 31, 2017, the Adviser additionally reimbursed fees of $62,819, $51,785, $0 and $0, respectively, for the Global Equity Fund, and $63,336, $84,479, $82,364 and $52,598, respectively, for the International Small Cap Fund to maintain the stated expense cap under its contractual expense limitation agreement with the Funds.
[2]	Represents the period from November 18, 2014 (commencement of operations) to April 30, 2015.
[3]	Effective August 15, 2017, the Board approved a change in the fiscal year end of the Funds from April 30 to October 31.

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PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts managed, the dollar range of Fund shares owned and how the portfolio managers are compensated.

Compensation. The Adviser compensates the Funds’ portfolio managers for their management of the Funds and the Adviser’s other accounts. The portfolio managers’ compensation consists of an industry competitive base salary, discretionary cash bonus, and a profit-sharing contribution at year-end. While the Adviser’s investment professionals receive a competitive salary plus a bonus tied to firm and individual performance, contributions are also measured through performance attribution which details individual stock/product and sector-relative contribution, as well as other overall “value added” considerations important to the firm, such as client service. Equity in the Adviser’s parent company is also available to reward key employees. The following table represents the benchmarks against which each portfolio manager’s pre-tax performance results are compared:

Investment Strategy	Benchmark
Opportunity Fund	Russell 1000® Index
International Equity Fund	MSCI EAFE Index
Small Cap Fund	Russell 2000® Value Index
Global Ultra Focus Fund	MSCI World Index
SMID Fund	Russell 2500® Value Index
Global Equity Fund	MSCI World Index
International Small Cap Fund	MSCI EAFE Small Cap Index

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

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Name	Dollar Range of Fund Shares[1]
Brian M. Barish	Over $1,000,000 (Opportunity Fund) Over $1,000,000 (International Equity Fund) Over $1,000,000 (Small Cap Fund) Over $1,000,000 (Global Ultra Focus Fund) $500,001 - $1,000,000 (SMID Fund)
Anna (Ania) A. Aldrich

$100,001 - $500,000 (Opportunity Fund)

$100,001 - $500,000 (International Equity Fund)

$100,001 - $500,000 (Small Cap Fund)

$100,001 - $500,000 (Global Ultra Focus Fund)

$50,001 - $100,000 (Global Equity Fund)

Timothy A. Beranek	$500,001 - $1,000,000 (Opportunity Fund) $100,001 - $500,000 (International Equity Fund) $100,001 - $500,000 (Small Cap Fund)
Jennifer M. Dunne	Over $1,000,000 (International Equity Fund)
Andrew P. Baumbusch

$10,001 - $50,000 (Opportunity Fund)

$10,001 - $50,000 (International Equity Fund)

$10,001 - $50,000 (Small Cap Fund)

$10,001 - $50,000 (Global Ultra Focus Fund)

$10,001 - $50,000 (SMID Fund)

$10,001 - $50,000 (Global Equity Fund)

Todd L. Edwards	$100,001 - $500,000 (Opportunity Fund) $100,001 - $500,000 (International Equity Fund)
Alvaro Shiraishi	$10,001 - $50,000 (International Equity Fund) $100,001 - $500,000 (Global Equity Fund) $100,001 - $500,000 (International Small Cap Fund)
Jeffrey H. Susman	$100,001 - $500,000 (Opportunity Fund) $100,001 - $500,000 (International Equity Fund) $50,001 - $100,000 (Global Ultra Focus Fund) $100,001 - $500,000 (Small Cap Fund) $10,001 - $50,000 (SMID Fund)
Colin Dunn

$10,001 - $50,000 (Opportunity Fund)

$100,001 - $500,000 (International Equity Fund)

$50,001 - $100,000 (Small Cap Fund)

$50,001 - $100,000 (Global Ultra Focus Fund)

$10,001 - $50,000 (Global Equity Fund)

$10,001 - $50,000 (SMID Fund)

1	Valuation date is October 31, 2017.

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows. None of the accounts included below are subject to a performance based advisory fee. The information below is provided as of October 31, 2017.

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Total Assets (in millions)	Total Assets (in millions)	Total Assets (in millions)	Total Assets (in millions)
Anna (Ania) A. Aldrich	2	$461.65	1	$47.65	563	$8,794.94
Brian M. Barish	2	$461.65	1	$47.65	548	$8,577.76
Andrew Baumbusch	2	$461.65	1	$47.65	533	$8,694.97
Tim A. Beranek	1	$346.69	0	$0	189	$1,886.82
Jennifer M. Dunne	1	$114.96	1	$47.65	346	$6,828.39
Todd Edwards	1	$114.96	1	$47.65	404	$6,965.42
Alvaro Shiraishi	1	$114.96	1	$47.65	377	$6,929.42
Jeffrey H. Susman	1	$346.69	0	$0	189	$1,886.62
Colin Dunn	1	$346.69	0	$0	192	$1,891.82

Conflicts of Interest. A portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his or her management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a portfolio manager spends on a single portfolio, it does seek to ensure that portfolio managers have adequate time and resources to effectively manage all of the accounts for which she or he is responsible. Even where multiple accounts are managed by a portfolio manager within the same investment strategy, the manager may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different investment platforms, account types, opening or funding dates, cash flows, client-specific objectives or restrictions, or for other reasons. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. The Adviser often seeks to aggregate into a single trade order several individual contemporaneous client trade orders in a single security. Under applicable Adviser policies, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. The Adviser’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another, and the Adviser’s compliance personnel monitor transactions made on behalf of multiple clients to seek to ensure adherence to its policies. In addition, the Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because the Adviser advises multiple accounts.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

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Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums. For the fiscal years ended April 30, 2015, 2016, and 2017 and the fiscal period from May 1, 2017 to October 31, 2017, the Funds paid the Administrator the following fees:

Fund	Administration Fees Paid
	2015	2016	2017	2017[2]
Opportunity Fund	$405,154	$315,998	$197,964	$76,504
International Equity Fund	$177,819	$515,783	$1,281,384	$751,587
Small Cap Fund	$663,846	$497,232	$279,880	$86,355
Global Ultra Focus Fund	$98,435	$71,057	$52,441	$24,727
SMID Fund	$10,439	$20,681	$14,810	$7,299
Global Equity Fund	$1,014	$1,557	$5,564	$3,045
International Small Cap Fund	$230[1]	$606	$617	$408

1	Represents the period from November 18, 2014 (commencement of operations) to April 30, 2015.
2	Effective August 15, 2017, the Board approved a change in the fiscal year end of the Funds from April 30 to October 31.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust; and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

Shareholder Servicing Plan. The Funds, except for the International Small Cap Fund, have adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.25% of average daily net assets of Investor Class Shares of the Funds may be paid to financial intermediaries. The International Small Cap Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.25% of average daily net assets of Institutional Class Shares of the Fund may be paid to financial intermediaries. Under the shareholder servicing plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and/or administrative services or similar non-distribution services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investments in the Funds; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their positions in the Funds; (vii) forwarding shareholder communications from the Funds such as shareholder reports, annual reports, proxies, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gains payments from the Funds on behalf of shareholders; and (xi) providing other non-distribution-related services as the Funds may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

Other Payments by the Funds. The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, shareholder services fees the Funds may pay to financial intermediaries pursuant to the Funds’ shareholder servicing plan.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated financial intermediaries, brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, shareholder or administrative services, and/or processing support.

These additional payments from the resources of the Adviser and/or its affiliates may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

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Payments by the Adviser and/or its affiliates may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. One of the purposes of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

CUSTODIAN

MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104 (the “Custodian”) serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT Registered Public Accounting Firm

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and financial highlights, including the notes thereto, for the fiscal period ended October 31, 2017 have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

The Funds did not engage in securities lending activities during the fiscal period ended October 31, 2017. The Funds did not engage in securities lending activities during the fiscal year ended April 30, 2017.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

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Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

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From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management, but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and Governance Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees.

As noted, the Board has a lead independent Trustee. In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the funds, and to exercise their business judgment in a manner that serves the best interests of the funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

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In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chair of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

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Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	None	None
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None

1	Valuation date is December 31, 2017.

Board Compensation. The Trust paid the following fees to the Trustees during the fiscal period from May 1, 2017 to October 31, 20171:

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[2]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$54,094	N/A	N/A	$54,094for service on one (1) board
Johnson	$54,094	N/A	N/A	$54,094 for service on one (1) board
Krikorian	$58,318	N/A	N/A	$58,318 for service on one (1) board
Speca	$54,094	N/A	N/A	$54,094 for service on one (1) board
Sullivan	$61,133	N/A	N/A	$61,133 for service on one (1) board

1	Effective August 15, 2017, the Board approved a change in the fiscal year end of the Funds from April 30 to October 31.
2	All funds in the Fund Complex are series of the Trust.

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Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (“NYSE”) is open for business. Shares of the Funds are offered and redeemed on a continuous basis on those days. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period. There may be instances in which certain shareholders are redeemed in-kind while other shareholders are redeemed contemporaneously in cash.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds have no current intention to allow purchases in-kind, but under certain circumstances a Fund may allow investors to purchase shares by contributing securities in-kind to the Fund, provided that the securities used to purchase Fund shares are appropriate investments for the Fund, are consistent with the Fund’s investment objective and policies, and meet any other applicable criteria established by the Adviser, such as liquidity. A Fund will value the securities in accordance with the Funds’ policies and procedures with respect to the valuation of portfolio securities, as of the time at which the Funds determine the net asset value per share of each Fund (the “NAV”) on the day that the securities are contributed to the Fund in-kind. The Adviser has the sole discretion with respect to determining whether particular securities may be used as payment in-kind for Fund shares.

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DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the above policies regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate NAV, the settlement price may not be available at the time at which each Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

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Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by independent, third-party pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

Fair Valuation of Foreign Securities Based on U.S. Market Movements. The International Equity Fund, the International Small Cap Fund and the Global Ultra Focus Fund use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each foreign security) applied by MarkIt in the event that there are movements in the U.S. market that exceed a specific threshold that has been established in advance by the Fair Value Pricing Committee. The Fair Value Pricing Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market that is required for a particular security to be fair valued when the threshold is exceeded. In the event that the threshold established by the Fair Value Pricing Committee is exceeded on a specific day, the International Equity Fund, the International Small Cap Fund and the Global Ultra Focus Fund value the foreign securities in their portfolios that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Fair Value Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser can contact the Administrator and request that a meeting of the Fair Value Pricing Committee be held.

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TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting each Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies (“RICs”), such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Qualifications as a Regulated Investment Company. Each Fund intends to qualify and elects to be treated as a RIC under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (B) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

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If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and these relief provisions are not available, all of its income will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would generally be taxed as if they received ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. A Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses” are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally only requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income but does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of any calendar year, at least 98% of its ordinary income for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). Each Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.

Shareholder Treatment. Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

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Distributions by each Fund will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Fund shares).

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

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The Funds (or their administrative agents) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Each Fund (or its administrative agent) is required to report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares each Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Funds will use the average basis method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Foreign Taxes. Dividends and interest received by a Fund from foreign sources may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations or ADRs, the Fund will be eligible to, and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by a Fund, subject to certain limitations. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit (potentially subject to significant limitations) he or she may be entitled to use against his or her federal income tax. If a Fund makes the election, such Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

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Tax Treatment of Complex Securities. Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by each Fund.

Certain derivative investments by the Funds, such as exchange-traded products (including ETFs) and over-the-counter derivatives, may produce non-qualifying income for purposes of the “Qualifying Income Test” described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of some derivative investments may be unclear for purposes of applying the “Asset Test” described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that the Funds are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the “Asset Test” with respect to such derivatives. Failure to satisfy the Asset Test might also result from a determination by the IRS that financial instruments in which the Fund invests are not securities.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so and which may result in a taxable gain or loss.

A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax discussed above. Each Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

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If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs”, the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF”, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Backup Withholding. In certain cases, each Fund will be required to withhold at a rate of 24% and remit to the U.S. Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has provided the Fund either an incorrect taxpayer identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified to a Fund that such shareholder is a U.S. person or U.S. resident alien.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders. Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and may be subject to additional reporting obligations and are therefore strongly encouraged to consult their tax advisors prior to investing in a Fund.

A U.S. withholding tax at a 30% rate is imposed on dividends (and proceeds of sales in respect of each Fund’s shares (including certain capital gain dividends) received by shareholders beginning after December 31, 2018) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. Each Fund will not pay any additional amounts in respect to any amounts withheld.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”); (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.

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State Taxes. It is expected that each Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Depending upon state and local law, distributions by each Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from rules for federal income taxation described above.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes applicable to an investment in Fund shares.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities, both listed and over the counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down.

In addition, the Adviser may place a combined order for two or more accounts over which it has brokerage discretion, including one or more Funds, engaged in the purchase or sale of the same security if, in its judgment, the aggregation of trades can be expected to result in an overall economic benefit to the affected accounts, or to obtain efficiencies potentially available on larger transactions. Transactions involving aggregated orders are allocated in a manner deemed equitable to each account consistent with the Adviser’s applicable policies and procedures. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Adviser and the Board that the advantages of combined orders generally outweigh the possible disadvantages of combined orders.

For the fiscal years ended April 30, 2015, 2016, and 2017 and the fiscal period from May 1, 2017 to October 31, 2017, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

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Fund	Aggregate Dollar Amount of Brokerage Commissions Paid
	2015	2016	2017	2017[2]
Opportunity Fund	$701,896	$451,123	$337,814	$57,865
International Equity Fund	$614,922	$3,049,564	$4,566,359	$2,248,405
Small Cap Fund	$1,715,364	$1,292,386	$879,394	$371,195
Global Ultra Focus Fund	$997,277	$403,986	$193,031	$89,012
SMID Fund	$31,405	$55,711	$23,948	$6,218
Global Equity Fund	$1,692	$7,144	$17,547	$9,016
International Small Cap Fund	$1,135[1]	$1,570	$1,118	$912

1	Represents the period from November 18, 2014 (commencement of operations) to April 30, 2015.
2	Effective August 15, 2017, the Board approved a change in the fiscal year end of the Funds from April 30 to October 31.

Brokerage Selection. The Adviser’s primary objective in executing securities trades for the Funds is to attempt to ensure that the total cost or proceeds associated with the transaction are the most favorable reasonably available under prevailing market conditions, based on considerations including overall investment goals.

Some of the qualitative and quantitative considerations that may be relevant in assessing whether best execution is achieved include, among others: (1) in relation to the security: price, size of the order, market depth, available liquidity, recent order flow and other trading characteristics, the availability of accurate information affecting choices as to the most favorable market center or other trading venue for execution, the feasibility of using a traditional broker or an electronic communications network or other alternative trading system (together, “ATS”), and the cost and difficulty of achieving an execution in a particular market center or other trading venue, and (2) in relation to the broker or ATS: amount of commissions or spreads or fees, speed of execution, ability to locate liquidity or natural counterparties, ability to trade in local markets, willingness to commit the broker’s own capital, quality of the sales trader, execution and settlement capabilities, responsiveness, knowledge of the other side of the trade, financial responsibility, the value of qualifying research or services provided to the Adviser that generally benefit clients, and the confidentiality of trading information.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting an agency transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer if a good faith determination is made that the commission is reasonable in relation to the services provided by the broker, viewed in terms of either the specific transactions or the Adviser’s overall responsibilities to client accounts. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). The Adviser’s arrangements in this respect are intended to fall within the “safe harbor” provided under Section 28(e) and applicable SEC and staff guidance. In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

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To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include access to corporate executives, broker analysts, and economists, furnishing of market letters and reports concerning the state of the economy, the outlook for particular industries, the prospects of individual companies and portfolio strategy, attendance at investment conferences, access to software to assist in post-trade matching and settlement, portfolio management and analysis software, and other research-oriented software. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Commission Sharing Arrangement (“CSA”). The Adviser utilizes Commission Sharing Arrangements (“CSA”) facilitated by one or more executing brokers to obtain research from certain macro research and other firms. Allocations to the firms are determined by the Adviser’s broker-vote process.

For the fiscal year ended April 30, 2017 and the fiscal period from May 1, 2017 to October 31, 2017, the Funds paid the following commissions through the CSA program:

Fund	Total Dollar Amount of Brokerage Commissions for Research Services (“CSA”)		Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services (“CSA”)
	2017	2017[1]	2017	2017[1]
Opportunity Fund	$2,631	$0	$2,958,499	$0
International Equity Fund	$201,985	$79,069	$146,510,861	$55,887,125
Small Cap Fund	$96,151	$29,472	$78,885,366	$24,777,369
Global Ultra Focus Fund	$2,480	$2,631	$1,619,314	$2,568,991
SMID Fund	$0	$94	$0	$132,752
Global Equity Fund	$852	$107	$321,043	$108,648
International Small Cap Fund	$0	$0	$0	$0

1	Effective August 15, 2017, the Board approved a change in the fiscal year end of the Funds from April 30 to October 31.

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Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended April 30, 2015, 2016, and 2017 and the fiscal period from May 1, 2017 to October 31, 2017, the Funds paid no brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” that each Fund held during its most recent fiscal year. A Fund’s regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; and (iii) the ten broker-dealers that sold the largest dollar amount of Fund shares. During the fiscal year that ended April 30, 2017, the following Funds held securities of their “regular brokers or dealers” as follows:

Fund	Name of Broker/Dealer	Type of Security Held	Dollar Amount at FYE
Opportunity Fund	Citigroup, Inc.	Equity	$10,937,000
	Wells Fargo & Co	Equity	$10,768,000
Global Equity Fund	Citigroup, Inc.	Equity	$259,064

During the fiscal period from May 1, 2017 to October 31, 2017,1 the following Funds held securities of their “regular brokers or dealers” as follows:

Fund	Name of Broker/Dealer	Type of Security Held	Dollar Amount at FYE
Opportunity Fund	Citigroup, Inc.	Equity	$11,025,000
	Wells Fargo & Co	Equity	$11,228,000

1	Effective August 15, 2017, the Board approved a change in the fiscal year end of the Funds from April 30 to October 31.

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended April 30, 2016 and 2017 and the fiscal period from May 1, 2017 to October 31, 2017, the portfolio turnover rates for the Funds were as follows:

Fund	Portfolio Turnover Rate
	2016	2017	2017[1]
Opportunity Fund	55%	46%	16%
International Equity Fund	39%	57%	26%
Small Cap Fund	59%	54%	26%
Global Ultra Focus Fund	115%	72%	43%
SMID Fund	78%	48%	13%
Global Equity Fund	59%	60%	21%
International Small Cap Fund	54%	49%	26%

1	Effective August 15, 2017, the Board approved a change in the fiscal year end of the Funds from April 30 to October 31.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, on the one hand, and include procedures to address conflicts between the interests of the Funds’ shareholders and those of the Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (“Adviser CCO”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Funds’ Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31 and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s net asset value (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund’s complete schedule of investments following the second and fourth fiscal quarters is available in Shareholder Reports filed with the SEC on Form N-CSR.

Fund filings on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-777-8227.

The Funds generally post a detailed list of their portfolio holdings as of the most recent calendar month end, 30 days after the end of the calendar month. In addition, each Fund generally posts its ten largest portfolio holdings, and the percentage that each of these holdings represents of the Fund’s total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/ and generally remain until replaced by new postings as described above. The Adviser may exclude any portion of the Funds’ portfolio holdings from publication when deemed in the best interest of the Funds.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator, the financial printer or Transfer Agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics.

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The Funds’ policies and procedures provide that the Adviser’s CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser’s CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds’ shareholders and that conflicts between the interests of the Funds’ shareholders and those of the Adviser, principal underwriter, or any affiliated person of the Funds are addressed. Complete portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The monthly disclosures will not be made sooner than three days after the date of the information.

The Adviser currently has arrangements to provide: Opportunity Fund non-public portfolio holdings information to Russell Mellon and Watershed Investment Consultants, Inc.; International Equity Fund non-public holdings information to Mercer Investments and Russell Mellon; Small Cap Fund non-public holdings information to Russell Mellon and Morgan Stanley Smith Barney LLC; and non-public portfolio holdings information of each Fund to eVestment and Factset. The Adviser may report the complete portfolio (including security name, ticker, number of shares, current market value and percentage of portfolio), as well as percentage weightings for the top ten holdings. This is generally sent on a quarterly basis, but may vary. The lag time for such disclosures will also vary. Each Fund’s portfolio holdings may be used to create 1) a quarterly profile to educate brokers, or 2) to conduct quarterly due diligence on the Fund. This information is considered confidential and will not be distributed to the public. The Funds believe these disclosures serve a legitimate business purpose. The Funds’ Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Funds or the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipients of the Funds’ portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. Each Fund’s shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

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LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds’ complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j--1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report certain personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of any class of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

S-70

Cambiar Opportunity Fund
Name and Address	Class of Shares	% of Class
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311	Institutional Class Shares	27.32%
AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLEINTS PO BOX 2226 OMAHA NE 68103-2226	Institutional Class Shares	19.27%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Institutional Class Shares	17.00%
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Class Shares	8.57%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional Class Shares	5.60%
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	36.67%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Investor Class Shares	19.06%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	Investor Class Shares	10.60%
CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212-3958	Investor Class Shares	6.73%

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Cambiar International Equity Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional Class Shares	27.36%
BAND & CO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212-3958	Institutional Class Shares	19.97%
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Class Shares	17.60%
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Institutional Class Shares	15.05%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311	Investor Class Shares	63.19%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	Investor Class Shares	26.20%

Cambiar Small Cap Fund
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Class Shares	28.03%
VANGUARD FIDUCIARY TRUST 400 DEVON PARK DR WAYNE PA 19087-1816	Institutional Class Shares	15.75%
HOCO 922 WALNUT ST MAILSTOP TBTS 2 KANSAS CITY MO 64106-1802	Institutional Class Shares	9.65%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Institutional Class Shares	8.40%

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SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Institutional Class Shares	7.88%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311	Investor Class Shares	25.34%
KEYBANK NA FBO FIRST CONTINENTAL SERVICE CO 2020200-0787323 PO BOX 94871 CLEVELAND OH 44101-4871	Investor Class Shares	12.85%
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	10.54%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	Investor Class Shares	10.51%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Investor Class Shares	9.45%
CAPINCO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212-3958	Investor Class Shares	7.99%
ORCHARD TRUST CO TTEE EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Investor Class Shares	5.81%

Cambiar Global Ultra Focus Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Investor Class Shares	28.00%

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NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	15.37%
BRIAN M BARISH 200 COLUMBINE ST STE 800 DENVER CO 80206-4734	Investor Class Shares	10.27%
CAMBIAR HOLDINGS LLLP 200 COLUMBINE ST STE 800 DENVER CO 80206-4734	Investor Class Shares	5.70%

Cambiar SMID Fund
Name and Address	Class of Shares	% of Class
CAMBIAR HOLDINGS LLLP 200 COLUMBINE ST STE 800 DENVER CO 80206-4734	Institutional Class Shares	53.12%
BRIAN M BARISH 200 COLUMBINE ST STE 800 DENVER CO 80206-4734	Institutional Class Shares	26.03%
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Institutional Class Shares	16.20%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311	Investor Class Shares	95.59%

Cambiar Global Equity Fund
Name and Address	Class of Shares	% of Class
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311	Investor Class Shares	77.52%
CAMBIAR HOLDINGS LLLP 200 COLUMBINE ST STE 800 DENVER CO 80206-4734	Investor Class Shares	13.51%

Cambiar International Small Cap Fund
Name and Address	% of Fund
CAMBIAR HOLDINGS LLLP 200 COLUMBINE ST STE 800 DENVER CO 80206-4734	55.30%
NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	43.15%

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

A-2

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-3

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

A-4

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

A-5

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

A-6

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

A-7

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-8

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

B-1

PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING POLICY AND PROCEDURES

•	Objective: The objective of Cambiar Investors, LLC’s proxy voting process is to seek to maximize the long-term investment performance of our client accounts by exercising delegated voting authority over proxies in clients’ best economic interests as determined by Cambiar in good faith after appropriate review. Cambiar will use reasonable best efforts to vote proxies for which it receives ballots in good order and in a timely manner. Proxies will be voted or otherwise processed (such as by a decision to abstain from voting or to take no action) consistent with these Proxy Voting Policies and Procedures (“Proxy Voting Policies”).

•	Policy: Under its investment discipline, Cambiar seeks to invest in issuers with management teams that it believes are committed to enhancing shareholder value and serving shareholder interests. Cambiar believes that the management teams of most companies it invests in generally pursue these objectives, and therefore believes that voting proxy proposals in clients’ best economic interests generally equates to voting with the recommendations of company management teams and/or the company’s board of directors.

•	Cambiar’s analysis of a proxy proposal can lead it to conclude that a particular management or board recommendation may not be in clients’ best interests. In these circumstances, Cambiar may, in its sole discretion, choose to vote against a management or board recommendation based on its analysis, if such action appears more consistent with the best interests of clients.

•	In certain circumstances, such as when a proxy issuer is also a client of Cambiar, a potential material conflict in how the proxies are voted may arise between Cambiar’s interests and the interests of affected clients. In the event there exists a material conflict of interest between Cambiar and the interests of one or more clients in how proxies are voted, Cambiar has adopted procedures that are designed to resolve such conflicts. In such situations, Cambiar may vote these ballots as recommended by an independent, third-party proxy research provider.

•	Cambiar may abstain from voting or take no action on certain proxy proposals. Instances when this might occur include, but are not limited to, proxies issued by companies that Cambiar has decided to sell, proxies issued by companies that Cambiar did not select for a client portfolio, or proxies issued by foreign companies, as described further below.

•	Special challenges may arise in connection with voting proxies for companies organized in foreign countries or subject to foreign securities laws. Certain foreign markets, for example, may require that the securities positions be held or “blocked” for extended periods leading up to (or even following) the meeting. Because foreign markets may impose these or other types of burdensome or expensive voting requirements, Cambiar may choose, in its discretion, to abstain or take no action on these proxies. For certain foreign securities held in depositary receipt form, Cambiar may not have the option to vote proxies as the receipt issuer may not pass through to receipt holders the voting rights of the ordinary shares.

•	Cambiar may use an independent, third-party proxy service provider to assist in the ministerial and administrative aspects of voting proxies, including assisting in preparing ballots and reports, casting votes, maintaining voting records, and disclosing voting information to clients. Cambiar will use reasonable best efforts to periodically reconcile available votes or votes cast by the proxy service provider against shares held in client accounts in an effort to ensure that Cambiar is receiving and voting proxies for those clients and relationships for which it has voting authority.

B-2

•	Cambiar maintains records relating to how it votes proxies for client accounts, as well as other records relating to these Proxy Voting Policies, as required by the Investment Advisers Act of 1940, as amended (“Advisers Act”). These policies and procedures, as well as a record of how Cambiar votes proxies for client accounts, are available to clients upon request.

Proxy Voting Procedures:

1.	Responsibilities: Cambiar’s Operations Department has primary responsibility for implementing these Proxy Voting Policies. The head of the Operations staff will designate one individual (“Proxy Administrator”) to assume primary responsibility for voting proxies and associated duties. The Proxy Administrator may select other Cambiar employees, including members of the investment and compliance teams, to assist in complying with these policies.

Cambiar may retain an independent, third-party proxy voting service provider (“proxy service provider”) to assist in recordkeeping, reporting, voting and processing proxies. Cambiar currently uses Broadridge Financial Solutions, Inc. (“Broadridge”) and its ProxyEdge voting platform to provide these services. Certain clients’ ballots may be voted using an alternative method (such as a different proxy service provider designated by the client). In some cases, proxies may only be voted using paper ballots, such as when required by certain client custodians or by issuers of foreign ordinary shares. In those cases, Cambiar will use reasonable best efforts to vote those proxies if it is determined to be in clients’ best interests.

Cambiar also may retain an independent, third-party proxy research service (“proxy advisory firm”) to assist in effectuating these policies and procedures, including providing independent proxy voting research. At present, Cambiar uses Glass Lewis & Co. (“Glass Lewis”) for these purposes. Prior to hiring a proxy advisory firm, Cambiar will seek to determine that the firm is adequately staffed, has the capacity and competency to adequately analyze proxy issues, and is devoid of material conflicts of interest with Cambiar in providing its services. The Compliance Department will periodically review any proxy advisory firm to consider whether it can continue to satisfy these requirements.

Cambiar will conduct oversight of third-party research providers that it retains to assist with proxy voting to determine that proxies continue to be voted in clients’ best interests. Cambiar will request that proxy advisory firms update Cambiar regarding relevant business changes (i.e., with respect to the firm’s capacity and competency to provide proxy voting advice) or conflict policies and procedures. Cambiar will use such information to identify and address conflicts that may arise on an ongoing basis.

2.	Procedures: The Proxy Administrator will review the applicable investment management agreement/client profile for each eligible new account to determine if the client has elected to have Cambiar vote proxies on its behalf. If so, the Operations staff will forward to the client the information necessary to register the account on Broadridge’s ProxyEdge voting platform to identify relevant proxy voting data.

Upon notification through the proxy service provider or client custodian that a proxy has been issued for a security held in a Cambiar client portfolio, the Proxy Administrator will retrieve and review the applicable research report from the proxy advisory firm. Among other things, the Proxy Administrator will review the report to determine if the proxy advisory firm recommends voting in a manner consistent with the recommendations of company management and/or the company’s board of directors. As discussed above, because Cambiar generally believes that the issuers it invests in generally attempt to serve shareholder interests, Cambiar seeks to vote with the recommendations of management or the board when such recommendation is in clients’ best interests. In the event that the proxy advisory firm recommends voting with management or the board on all ballot measures and Cambiar concurs with the recommendation, the Proxy Administrator will rely on the proxy service provider to vote according to established instructions on the ProxyEdge voting platform

B-3

If the proxy advisory firm recommends voting differently from management or the board, as described below in Voting Away from Management, the Proxy Administrator will provide the relevant research materials to a Cambiar portfolio manager or investment analyst. Once the research materials have been reviewed, the investment team member will provide the Proxy Administrator with instructions as to whether to vote as recommended by the board or management, to vote as recommended by the proxy advisory firm, as applicable, or take some other action, such as a decision to abstain or take no action. The Proxy Administrator will review the vote instructions on the ProxyEdge voting platform to confirm that the correct vote instructions are displayed consistent with investment team member instructions, as needed.

Some custodians may require that proxies be voted on paper ballots. In these instances, the paper ballots are reviewed, analyzed, and voted manually, as per procedures similar to those described above.

3.	Voting Away from Management: In certain circumstances, analysis of proxy proposals could lead Cambiar to the conclusion that certain recommendations of the board or management may not be in clients’ best interests. For example, certain proxy proposals or recommendations by management, the board, shareholders, or other proponents—such as, without limitation, proposals that would affect corporate governance, anti-takeover measures, directors, director qualifications, or compensation programs—could present circumstances in which the management or board recommendation, in Cambiar’s view, is not optimum for promoting client interests.

In these and other circumstances, Cambiar may vote against (or abstain or take no action on) a management or board recommendation. Cambiar may use the proxy advisory firm to assist in identifying ballot measures that may warrant additional analysis. Members of Cambiar’s investment management team also may identify matters in which Cambiar may choose to vote away from management or the board. A decision to vote against a particular management or board recommendation or to otherwise abstain or take no action on a proxy proposal does not necessarily signal a departure from Cambiar’s overall view that management is committed to shareholder interests.

The Proxy Administrator provides the research and analysis issued by the proxy advisory firm to the investment team member responsible for following that company if the service recommends voting in a manner inconsistent with a management or board recommendation. The Proxy Administrator will then solicit the views of the portfolio manager or analyst, who will provide a final determination as to whether to vote as recommended by management or the board, to vote as recommended by the proxy advisory firm, as applicable, or take some other action. The Proxy Administrator will update the votes in the system accordingly. In the event the Portfolio Manager/Analyst determines to vote against (or abstain or take no action on) a management or board recommendation, the Proxy Administrator will maintain certain records, as described in Recordkeeping, below.

4.	Material Conflicts of Interest: In certain circumstances, such as when a proxy issuer is also a client of Cambiar, a potential material conflict in how the proxies are voted may arise between Cambiar’s interests and the interests of affected clients. Cambiar has established certain procedures to be followed when a potential material conflict of interest is identified.

Cambiar defines a “material conflict of interest” to mean those circumstances in which Cambiar: (1) knowingly does a material amount of business with a particular proxy issuer or another principal proponent of a proxy proposal; (2) does a material amount of business with an entity closely affiliated with the proxy issuer or other principal proponent of a proposal; or (3) may appear to have a significant conflict of interest between its own interests and the interests of clients. Cambiar generally considers proxies issued by publicly-traded institutional investor clients (or their affiliates) that sponsor wrap arrangements or maintain separate accounts with Cambiar as potentially presenting material conflicts of interest. Cambiar also considers significant service providers to Cambiar as potentially presenting material conflicts of interest.

B-4

Cambiar does not consider SMA/UMA/Model wrap accounts for which it maintains proxy voting authority to present potential material conflicts of interest because: (1) it considers Cambiar’s primary relationship to be with the wrap account sponsor, rather than the underlying account; (2) such accounts are less likely to be materially significant; and (3) in many instances wrap account sponsors do not provide Cambiar with information necessary to identify or evaluate a potential conflict of interest.

The Proxy Administrator will seek to maintain (and periodically review and update) a spreadsheet listing each entity or person identified by Cambiar as potentially presenting a material conflict of interest with respect to voting proxies. In addition to large institutional clients that sponsor wrap arrangements or maintain separate accounts, Cambiar will include individuals identified to Cambiar as officers or board members of public companies, significant service providers to Cambiar or its affiliates, and other entities and individuals deemed to present potential material conflicts of interest.

Upon receipt of an issuer’s proxy ballot, the Proxy Administrator will review the spreadsheet in an effort to identify potential material conflicts of interest. In the event that a material conflict of interest is identified with respect to one or more ballot measures, Cambiar will seek to vote the proxies as recommended by the proxy advisory firm, will “echo” or “mirror” vote those shares in the same proportion as other votes, will seek guidance from affected clients, or will abstain or take no action on that ballot. The Proxy Administrator will document instances in which material conflicts of interest are identified and addressed, as described in Recordkeeping, below.

5.   Voting in Foreign Markets: Corporate governance standards, disclosure requirements, and the mechanics of voting proxies in foreign markets can vary greatly from U.S. markets. Certain foreign markets impose unduly burdensome or expensive proxy voting requirements on equity holders, including “share-blocking” requirements that require that the foreign securities be held for designated periods of time leading up to, and sometimes following, the meeting. In other jurisdictions, ballots may not be cast if a current and valid power of attorney between the client and the custodian is not in place. Other jurisdictions require that shares be re-registered out of street name and into the name of the beneficial owner in order to vote; an action that typically must be followed by re-registering the shares back into street name.

Foreign proxies may raise other issues as well. For example, ballots cast for foreign proxies may be voted, but not counted, due to foreign voting requirements or other limitations. In some jurisdictions, ballots for foreign securities held in omnibus accounts for multiple clients may be voted in an unexpected manner if the custodian receives different voting instructions from its customers and cannot split votes.

For interests in certain foreign companies held through unsponsored American Depositary Receipts (“ADRs”) or similar depositary receipts, Cambiar may not have the option to vote proxies as the receipt issuer may not pass the voting rights of the ordinary shares through to receipt holders.

Because some foreign markets impose these and other hurdles to casting proxy ballots, Cambiar may, in its discretion, choose to abstain or take no action on foreign proxies if it determines, in its own reasonable discretion, that the burdens and costs outweigh the potential benefits to clients. The Proxy Administrator will document proxy voting for foreign issuers, as described in Recordkeeping, below.

B-5

6.	Abstaining or Taking No Action/Closed Accounts: Cambiar will use reasonable best efforts to vote proxies for which Cambiar receives ballots in good order and with timely notice. Such proxies will be voted or otherwise processed as intended under this Proxy Voting Policy when consistent with clients’ best interests.

On occasion, Cambiar may be unable to vote or otherwise process certain proxy ballots. For example, proxies that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, factors relating to voting proxies for foreign securities or interests, or other factors beyond Cambiar’s control may compromise the ability to vote such proxies. Cambiar also may be unable to vote proxies for securities out on loan under securities lending programs.

In the event that a client account closes, Cambiar will attempt, within a reasonable period, to contact the proxy service provider or custodian, as applicable, to request that proxy information for that client no longer be forwarded to Cambiar and that Cambiar be removed from the client’s proxy voting designation. As a result of complexities and limitations within the proxy voting process, however, Cambiar may vote proxies for clients whose accounts close after the record date.

7.	Voting by Client: Clients may elect to vote proxies for their own account as an alternative to directing Cambiar to do so. Cambiar recommends this approach if a client believes that proxies should be voted based on religious, political or social interests or other client-specific considerations. Cambiar generally cannot implement client proxy voting guidelines that do not delegate full discretion to Cambiar, or that are not fully consistent with this Proxy Voting Policy. Cambiar does not vote individual proxy ballot measures as per client request. In its discretion and on a limited basis, Cambiar may agree to a client request to vote proxies according to a specific set of guidelines promulgated by an independent third-party proxy service.

8.	Reconciliation: The Proxy Administrator will use reasonable best efforts to periodically reconcile available votes or votes cast on Broadridge’s ProxyEdge system (and on ballots received or voted outside of the system) against shares held in client accounts in an effort to confirm that Cambiar is receiving and voting proxies for clients and relationships for which it has voting authority. Furthermore, the Proxy Administrator will periodically sample proxy votes, including those voted away from management or the board or had resulted in Cambiar abstaining or taking no action, to review whether they complied with these policies and procedures.

9.	Recordkeeping: Pursuant to Rule 204-2(c)(2), Cambiar shall maintain the following records: (1) copies of all proxy voting policies and procedures; (2) copies of proxy statements received for client securities; (3) a record of each domestic and foreign proxy vote cast on behalf of clients; (4) documents prepared by Cambiar that are material to making certain proxy voting decisions, including research provided by a proxy advisory firm; (5) written client requests for proxy voting information regarding client accounts; and (6) written responses to written or oral requests for proxy information. Cambiar may keep such records on Broadridge’s ProxyEdge platform or a similar electronic system maintained by a proxy service provider or advisory firm. For records maintained by third-parties, Cambiar will obtain an undertaking from the third-party provider that such records are available promptly upon request. Cambiar may also rely on the Securities and Exchange Commission’s EDGAR system to keep records of certain proxy statements issued by companies. Proxy-related records will be maintained in an easily accessible place for at least five years (and at an appropriate office of Cambiar or its service provider for the first two years).

The Proxy Administrator will document instances in which it identifies a material conflict of interest, as well as the analysis for resolving the particular conflict. Further, the Proxy Administrator will document certain non-routine proxy voting issues, including the basis for decisions to vote against a management or board recommendation or any decision to abstain or take no action on a proxy that is intended to demonstrate divergence from a management or board recommendation.

B-6

Other than as required by Rule 204-2(c)(2), Cambiar will not document other, more routine matters, including, but not limited to: (1) a decision not to vote or otherwise process proxies that were not received in good order or in a timely fashion, or otherwise not processed for reasons beyond Cambiar’s control; or (2) when it determines to abstain or take no action in the following circumstances: (i) when foreign issuers impose burdensome, unreasonable, or expensive requirements on voting proxies; (ii) when the foreign jurisdiction does not allow vote splitting; (iii) when Cambiar has sold or determined to sell a security; (iv) when Cambiar did not select the securities for the client portfolio (such as securities that were selected by the client or a previous adviser, unsupervised securities held in a client account, money market securities); and (v) when the client account has closed.

10. Information: Copies of these policies and procedures can be obtained free of charge by:

>	calling Cambiar toll-free at 888-673-9950
>	writing to Cambiar at: 200 Columbine Street, Suite 800, Denver, CO 80206
>	visiting the Cambiar website at http://www.cambiar.com

Cambiar clients may obtain proxy voting records for their accounts free of charge by:

>	calling Cambiar toll-free at 888-673-9950
>	writing to Cambiar at: 200 Columbine Street, Suite 800, Denver, CO 80206
>	for Cambiar Fund shareholders, by visiting our website at http://www.cambiar.com
(typically the Cambiar Funds’ proxy voting records are available by August 31 each year for the previous 12 month period ended June 30)

* * *

Cambiar’s Chief Compliance Officer will review the adequacy of these policies and procedures at least annually to determine whether they have been implemented effectively, including whether the policies and procedures continue to be reasonably designed to vote proxies in the best interests of clients. Any amendments to this policy require the written approval of the Chief Compliance Officer.

Approved by:	Christine Simon

Title:	Chief Compliance Officer

Effective Date:	March 31, 2015

B-7

The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

Cornerstone Advisors Core Plus Bond Fund

ticker symbol: cactx

Cornerstone Advisors Global Public Equity Fund

ticker symbol: caglx

Cornerstone Advisors Income Opportunities Fund

ticker symbol: caiox

Cornerstone Advisors Public Alternatives Fund

ticker symbol: caalx

Cornerstone Advisors Real Assets Fund

ticker symbol: carex

Institutional Shares

Investment Adviser:

Cornerstone Advisors, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

Cornerstone Advisors Core Plus Bond Fund

Fund Investment Objective

The Cornerstone Advisors Core Plus Bond Fund (the “Core Plus Bond Fund” or “Fund”) seeks total return, consisting of current income and capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Management Fee[1]		0.28%
Other Expenses		0.24%
Shareholder Servicing Fee	0.05%
Remaining Other Expenses	0.19%
Total Annual Fund Operating Expenses		0.52%

1	The fee shown is the total management fee payable by the Fund to the Adviser and the sub-advisers based on the current advisory and sub-advisory fees and the allocation of Fund assets among the sub-advisers during the prior fiscal year. Each sub-adviser receives a fee from the Fund based on the portion of the Fund’s assets allocated to such sub-adviser. Asset allocations and fees payable to the sub-advisers may vary and, consequently, the total management fee actually payable by the Fund will fluctuate and may be higher or lower than that shown above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 179% of the average value of its portfolio.

1

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating its assets among one or more investment strategies directly through the use of one or more sub-advisers and/or indirectly through investments in affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (principally hedge funds) and exchange-traded funds (“Underlying Funds”). The Fund invests in Underlying Funds and/or uses one or more sub-advisers to invest its assets in the following two primary investment categories: (i) U.S. fixed income securities and (ii) global fixed income securities. The Fund may, from time to time, pursue its investment objective by investing substantially all of its assets in Underlying Funds, typically referred to as a “fund of funds” strategy.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (the “80% Investment Policy”). The 80% Investment Policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of the 80% Investment Policy, bonds include fixed income securities, derivatives and other instruments with economic characteristics similar to fixed income securities, and/or Underlying Funds which primarily invest in fixed income securities. Fixed income securities include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; obligations of foreign governments, foreign government agencies or supranational organizations; municipal bonds; corporate obligations; residential and commercial mortgage-backed securities and asset-backed securities; convertible securities; inflation-protected securities; bank loans (through both assignments and participations); private placements and structured notes.

The Fund may invest in securities of any maturity, duration or credit quality, including those that are rated below investment grade (“high yield” or “junk” bonds), and may invest in securities of developed and emerging market issuers denominated in any currency. The Fund may invest in derivative instruments, principally options, futures contracts, options on futures contracts, forward contracts and swap agreements, to gain or hedge exposure to securities, markets, currencies or other instruments, to equitize cash positions in the Fund’s portfolio, or to enhance the Fund’s return, which is also known as speculation. The Fund may also invest in cash, money market instruments and other short-term obligations to achieve its investment objective.

The Fund uses a multi-manager and/or multi-fund approach, relying on one or more sub-advisers and/or Underlying Funds with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Fund’s primary investment adviser, Cornerstone Advisors, Inc. (the “Adviser”). The Fund allocates its assets among strategies and sub-advisers and/or Underlying Funds according to an allocation schedule determined by the Adviser. The Adviser expects to rebalance allocation weightings for each strategy, sub-adviser or Underlying Fund on an annual basis, but may do so more frequently based on market conditions, the performance of a strategy, sub-adviser or Underlying Fund, or other factors. The Adviser may change an allocation schedule based on, among other factors, the Adviser’s analysis of the Fund’s investment strategies, the potential for each strategy to perform independently of the other, historical performance, and market conditions.

The Fund may buy and sell securities frequently in seeking to achieve its objective.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

2

Because an Underlying Fund’s use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund’s use of such strategy or investment in such asset class, security or other investment, the term “the Fund” in the paragraphs below collectively refers to both the Fund and each Underlying Fund.

Allocation Risk — The Adviser’s judgment about, and allocations among, Underlying Funds, sub-advisers, asset classes and investment strategies may adversely affect the Fund’s performance.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan. The proceeds from the sale of a bank loan would also not be available to the Fund for making additional investments or meeting its redemption obligations during an extended trade settlement period.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on anti-fraud protections of the federal securities laws.

Convertible Securities Risk — Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of underlying common stock (or cash or securities of equivalent value). An issuer of a convertible security may fail to pay interest or dividends and principal in a timely manner.

Negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Companies that issue convertible securities are often small to mid-size, and they often have low credit ratings, including below investment grade ratings. In addition, the credit rating of a company’s convertible securities is generally lower than that of its nonconvertible debt securities. Convertibles are normally considered “junior” securities — that is, the company usually must pay interest on its nonconvertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

3

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund is subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk — The Fund’s use of futures contracts, options, forward contracts and swaps for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk and liquidity risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. Leverage risk, liquidity risk and hedging risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described above and valuation risk is described below. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency values relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Government Agencies Risk — Bonds issued by government agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign government agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.

Hedging Risk — The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

High Yield Bond Risk — High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

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Inflation-Protected Securities Risk — The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Investment Company Risk — To the extent the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Money Market Instruments Risk — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

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Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Multi-Manager Risk — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return and reduce the volatility that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Municipal Bonds Risk — The Fund could be impacted by events in the municipal securities market. Negative events, such as severe fiscal difficulties, bankruptcy, an economic downturn, unfavorable legislation, court rulings or political developments could adversely affect the ability of municipal issuers to repay principal and to make interest payments.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Portfolio Turnover Risk — Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment and Extension Risk — When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Private Placements Risk — Investment in privately placed securities may be less liquid than investments in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Sovereign Debt Risk — The Fund’s investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

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Structured Notes Risk — Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The Fund bears the risk that the issuer of the structured note will default. The Fund also bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Supranational Entities Risk — Government members, or “stockholders,” usually make initial capital contributions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Unregistered Fund Risk — Investments in unregistered funds are subject to additional risks beyond those associated with investments in registered investment companies, because investments in unregistered funds do not have the benefit of the protections afforded by the Investment Company Act of 1940, as amended (the “1940 Act”), to investors in registered investment companies. In addition, investments in unregistered funds are often illiquid and difficult to value, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.

U.S. Government Securities Risk — U.S. Government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Valuation Risk — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

Performance Information

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund’s performance for the 2017 calendar year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 1-888-762-1442.

2017	3.58%

BEST QUARTER	WORST QUARTER
1.95%	(0.15)%
(03/31/2017)	(12/31/2017)

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Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the period ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Core Plus Bond Fund	1 Year	Since Inception (8/30/16)
Fund Return Before Taxes	3.58%	1.88%
Fund Return After Taxes on Distributions	2.10%	0.57%
Fund Return After Taxes on Distributions and Sale of Fund Shares	2.02%	0.84%
Bloomberg Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	3.54%	0.31%

Investment Adviser and Portfolio Managers

Cornerstone Advisors, Inc.

Michael G. Hughes, CFA, CAIA, Chief Investment Officer and Principal, has managed the Fund since its inception in 2016.

Evan Wirkkala, Managing Director, has managed the Fund since its inception in 2016.

David Freudenberg, CAIA, Managing Director and Principal, has managed the Fund since its inception in 2016.

Investment Sub-Advisers and Portfolio Managers

Franklin Advisers, Inc.

Michael Hasenstab, Ph.D., Executive Vice President, Portfolio Manager and Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Franklin Advisers, Inc. (“Franklin Advisers”) since the Fund’s inception in 2016.

Christine Zhu, Portfolio Manager, Vice President and Director of Portfolio Construction and Quantitative Analysis, has managed the portion of the Fund’s assets allocated to Franklin Advisers since the Fund’s inception in 2016.

Loomis, Sayles & Company, L.P.

Peter W. Palfrey, CFA, Vice President, has managed the portion of the Fund’s assets allocated to Loomis, Sayles, & Company, L.P. (“Loomis Sayles”) since the Fund’s inception in 2016.

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Richard G. Raczkowski, Vice President, has managed the portion of the Fund’s assets allocated to Loomis Sayles since the Fund’s inception in 2016.

Metropolitan West Asset Management LLC

Tad Rivelle, Group Managing Director, Chief Investment Officer–Fixed Income and Generalist Portfolio Manager, has managed the portion of the Fund’s assets allocated to Metropolitan West Asset Management LLC (“MetWest”) since the Fund’s inception in 2016.

Laird Landmann, President and Generalist Portfolio Manager, has managed the portion of the Fund’s assets allocated to MetWest since the Fund’s inception in 2016.

Stephen Kane, CFA, Group Managing Director and Generalist Portfolio Manager, has managed the portion of the Fund’s assets allocated to MetWest since the Fund’s inception in 2016.

Bryan Whalen, CFA, Group Managing Director and Generalist Portfolio Manager, has managed the portion of the Fund’s assets allocated to MetWest since the Fund’s inception in 2016.

Prime Advisors, Inc.

Marc W. Tollefson, Senior Vice President and Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Prime Advisors, Inc. (“Prime”) since the Fund’s inception in 2016.

Victor Harned, CFA, CMT, Senior Portfolio Strategist, has managed the portion of the Fund’s assets allocated to Prime since the Fund’s inception in 2016.

Mindy Berg, Senior Portfolio Strategist, has managed the portion of the Fund’s assets allocated to Prime since the Fund’s inception in 2016.

Steven Sims, Senior Portfolio Strategist, has managed the portion of the Fund’s assets allocated to Prime since the Fund’s inception in 2016.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes, and Broker-Dealer and Other Financial Intermediary Compensation” on page 50 of the prospectus.

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Cornerstone Advisors Global Public Equity Fund

Fund Investment Objective

The Cornerstone Advisors Global Public Equity Fund (the “Global Public Equity Fund” or “Fund”) seeks capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Management Fee[1]		0.64%
Other Expenses		0.23%
Shareholder Servicing Fee	0.05%
Remaining Other Expenses	0.18%
Acquired Fund Fees and Expenses		0.04%
Total Annual Fund Operating Expenses[2]		0.91%

1	The fee shown is the total management fee payable by the Fund to the Adviser and the sub-advisers based on the current advisory and sub-advisory fees and the allocation of Fund assets among the sub-advisers during the prior fiscal year. Each sub-adviser receives a fee from the Fund based on the portion of the Fund’s assets allocated to such sub-adviser. Asset allocations and fees payable to the sub-advisers may vary and, consequently, the total management fee actually payable by the Fund will fluctuate and may be higher or lower than that shown above.
2	The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$93	$290	$504	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

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Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating its assets among one or more investment strategies directly through the use of one or more sub-advisers and/or indirectly through investments in affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (including hedge funds) and exchange-traded funds (“Underlying Funds”). The Fund will invest in Underlying Funds and/or use one or more sub-advisers to invest its assets in global, publicly-traded equity securities as part of one of the following primary investment strategies: (i) Structured Global Strategy, (ii) Global Opportunistic Strategy and (iii) Style Specialist Strategy. The Structured Global Strategy is a broadly-diversified equity investment process designed to efficiently capture the long-term returns of global equity markets – developed and emerging. The Global Opportunistic Strategy, which may use “value” and “growth” styles of investing, seeks to be opportunistic in pursuing companies that meet its investment criteria regardless of geographic location and, therefore, at certain times, the Strategy could have a sizable position in either developed countries or emerging markets. In the Style Specialist Strategy, an Underlying Fund or one or more sub-advisers use value and growth styles of investing to select securities in specific parts of the global, publicly-traded equity market, such as emerging markets, U.S. small-, mid-, or micro-cap companies, or non-U.S. small-, mid- or micro-cap companies. The Fund may, from time to time, pursue its investment objective by investing substantially all of its assets in Underlying Funds, typically known as a “fund of funds” strategy.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in publicly-traded equity investments, derivatives with economic characteristics similar to publicly-traded equity investments, and/or shares of Underlying Funds that primarily invest in publicly traded equity investments (the “80% Investment Policy”). The 80% Investment Policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund may invest in securities of companies of any market capitalization and expects, under normal market conditions, to invest at least 40% of its assets in non-U.S. companies. Cornerstone Advisors, Inc. (the “Adviser”) will consider a company a “non-U.S.” company if (i) 50% of the company’s assets are located outside of the United States; (ii) 50% of the company’s revenues are generated outside of the United States; or (iii) the company is domiciled outside of the United States. From time to time, the Fund may also focus its investments in a particular geographic region, such as Europe, Asia and North America.

The Fund uses a multi-manager and/or multi-fund approach, relying on one or more sub-advisers and/or Underlying Funds with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. The Fund allocates its assets among strategies and sub-advisers and/or Underlying Funds according to an allocation schedule, determined by the Adviser. The Adviser expects to rebalance allocation weightings for each strategy, sub-adviser or Underlying Fund on an annual basis, but may do so more frequently based on market conditions, the performance of a strategy, sub-adviser or Underlying Fund, or other factors. The Adviser may change an allocation schedule based on, among other factors, the Adviser’s analysis of the Fund’s investment strategies, the potential for each strategy to perform independently of the other, historical performance, and market conditions.

Subject to the 80% Investment Policy, the Fund’s assets may be invested in a range of asset classes, securities and other investments to implement the three primary investment strategies. The Fund may invest in equity securities of all types and capitalization ranges, principally U.S., foreign and emerging markets common stocks, preferred stocks, convertible securities and warrants. The Fund may invest directly in foreign and emerging markets equity securities or through depositary receipts. In addition, the Fund may also invest in exchange-traded funds. The Fund may invest in derivative instruments, principally options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund may engage in such derivatives transactions to gain exposure to, for example, certain securities, markets or asset classes, to hedge the Fund’s positions in or exposure to securities, currencies or other instruments, to equitize cash positions in the Fund’s portfolio, or to enhance the Fund’s return, which is also known as speculation. The Fund may also invest in cash, money market instruments and other short-term obligations to achieve its investment objective.

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The Fund may buy and sell securities frequently in seeking to achieve its objective.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Because an Underlying Fund’s use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund’s use of such strategy or investment in such asset class, security or other investment, the term “the Fund” in the paragraphs below collectively refers to both the Fund and each Underlying Fund.

Allocation Risk — The Adviser’s judgment about, and allocations among, Underlying Funds, sub-advisers, asset classes and investment strategies may adversely affect the Fund’s performance.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund is subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk — The Fund’s use of futures contracts, options, forward contracts and swaps for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk and liquidity risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. Leverage risk, liquidity risk and hedging risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described above and valuation risk is described below. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices and prices of other equity securities will fall over short or extended periods of time.

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Exchange-Traded Funds (“ETFs”) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Risk — The Fund’s investments may be focused in particular countries or geographic regions and, therefore, the Fund will be more susceptible to adverse market, political, regulatory, and geographic events affecting those regions than a fund that does not focus its investments in a particular region.

Growth Investment Style Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Hedging Risk — The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

Investment Company Risk — To the extent the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

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Micro-Capitalization Company Risk — Micro-capitalization companies may be newly-formed or in the early stages of development with limited product lines, markets or financial resources. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than small-, mid- and large-capitalization companies and such stocks may be more thinly-traded and thus difficult for the Fund to buy and sell in the market.

Multi-Manager Risk — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return and reduce the volatility that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Portfolio Turnover Risk — Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Sector Focus Risk — Because the Fund’s investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:

• Financial Services. Companies in the financial services sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain.

• Information Technology. Companies in the information technology sector are subject to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs.

• Consumer Discretionary. Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.

Small and Medium Capitalization Companies Risk — The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

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Value Investment Style Risk — An investment in value stocks presents the risk that the stocks may never reach what the Adviser or a sub-adviser believes are their full market values, either because the market fails to recognize what the Adviser or a sub-adviser considers to be the companies’ true business values or because the Adviser or sub-adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Valuation Risk — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

Underlying Fund Risk — The Fund’s performance is subject to the risks associated with the securities and other investments held by the Underlying Funds in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of the Underlying Funds to achieve their investment objectives. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund's expenses.

Unregistered Fund Risk — Investments in unregistered funds are subject to additional risks beyond those associated with investments in registered investment companies, because investments in unregistered funds do not have the benefit of the protections afforded by the Investment Company Act of 1940, as amended (the “1940 Act”), to investors in registered investment companies. In addition, investments in unregistered funds are often illiquid and difficult to value, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 1-888-762-1442.

2013	27.02%
2014	4.03%
2015	(0.87)%
2016	7.87%
2017	25.05%

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BEST QUARTER	WORST QUARTER
9.14%	(9.52)%
(09/30/2013)	(09/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the period ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Global Public Equity Fund	1 Year	5 Years	Since Inception (8/30/12)
Fund Return Before Taxes	25.05%	12.06%	12.54%
Fund Return After Taxes on Distributions	22.98%	10.26%	10.81%
Fund Return After Taxes on Distributions and Sale of Fund Shares	15.15%	9.06%	9.52%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	23.97%	10.80%	11.42%

Investment Adviser and Portfolio Managers

Cornerstone Advisors, Inc.

Paul W. Pedalino, CFA, Managing Director and Principal, has managed the Fund since its inception in 2012.

Michael G. Hughes, CFA, CAIA, Chief Investment Officer and Principal, has managed the Fund since its inception in 2012.

Katie Robinette, CFA, Managing Director and Principal, has managed the Fund since 2015.

Evan Wirkkala, Managing Director, has managed the Fund since 2015.

David Freudenberg, CAIA, Managing Director and Principal, has managed the Fund since 2015.

Investment Sub-Advisers and Portfolio Managers

Acadian Asset Management LLC

John Chisholm, CFA, Co-Chief Executive Officer and Co-Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Acadian Asset Management LLC (“Acadian”) since the Fund’s inception in 2012.

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Asha Mehta, CFA, Senior Vice President and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Acadian since the Fund’s inception in 2012.

Allianz Global Investors U.S. LLC

Robert S. Marren, Managing Director and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Allianz Global Investors U.S. LLC (“AllianzGI US”) since the Fund’s inception in 2012.

K. Mathew Axline, CFA, Director and Portfolio Manager, has managed the portion of the Fund’s assets allocated to AllianzGI US since the Fund’s inception in 2012.

Stephen W. Lyford, Director and Portfolio Manager, has managed the portion of the Fund’s assets allocated to AllianzGI US since the Fund’s inception in 2012.

ClariVest Asset Management LLC

David R. Vaughn, CFA, Principal and Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to ClariVest Asset Management LLC (“ClariVest”) since 2014.

Alex Turner, CFA, Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to ClariVest since 2014.

Priyanshu Mutreja, CFA, Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to ClariVest since 2014.

Stacey R. Nutt, Ph.D., Chief Executive Officer, Chief Investment Officer, Principal and Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to ClariVest since 2014.

Cramer Rosenthal McGlynn LLC

Jay Abramson, Chief Executive Officer and Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Cramer Rosenthal McGlynn LLC (“CRM”) since the Fund’s inception in 2012.

Thad Pollock, Vice President, has managed the portion of the Fund’s assets allocated to CRM since the Fund’s inception in 2012.

Brittain Ezzes, Vice President, has managed the portion of the Fund’s assets allocated to CRM since 2016.

Driehaus Capital Management LLC

Howard Schwab, Lead Portfolio Manager, Driehaus Emerging Markets Growth Strategy and Portfolio Manager, Driehaus Emerging Markets Small Cap Growth Strategy, has managed the portion of the Fund’s assets allocated to Driehaus Capital Management LLC (“Driehaus”) since the Fund’s inception in 2012.

Chad Cleaver, CFA, Portfolio Manager, Driehaus Emerging Markets Growth Strategy and Lead Portfolio Manager, Driehaus Emerging Markets Small Cap Growth Strategy, has managed the portion of the Fund’s assets allocated to Driehaus since the Fund’s inception in 2012.

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Richard Thies, Portfolio Manager, Driehaus Emerging Markets Growth Strategy and Driehaus Emerging Markets Small Cap Growth Strategy, has managed the portion of the Fund’s assets allocated to Driehaus since 2014.

Trent DeBruin, CFA, Assistant Portfolio Manager, Driehaus Emerging Markets Small Cap Growth Strategy, has managed the portion of the Fund’s assets allocated to Driehaus since 2018.

David Mouser, Lead Portfolio Manager, Driehaus International Small Cap Growth Strategy, has managed the portion of the Fund’s assets allocated to Driehaus since the Fund’s inception in 2012.

Dan Burr, Portfolio Manager, Driehaus International Small Cap Growth Strategy, has managed the portion of the Fund’s assets allocated to Driehaus since 2014.

Ryan Carpenter, Assistant Portfolio Manager, Driehaus International Small Cap Growth Strategy, has managed the portion of the Fund’s assets allocated to Driehaus since the Fund’s inception in 2012.

Fairpointe Capital LLC

Thyra Zerhusen, Chief Executive Officer and Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Fairpointe Capital LLC (“Fairpointe”) since the Fund’s inception in 2012.

Marie Lorden, Co-Founder and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Fairpointe since the Fund’s inception in 2012.

Mary Pierson, Co-CEO and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Fairpointe since the Fund’s inception in 2012.

Harris Associates L.P.

David Herro, CFA, Deputy Chairman, Portfolio Manager and Chief Investment Officer of International Equity, has managed the portion of the Fund’s assets allocated to Harris Associates L.P. (“Harris”) since the Fund’s inception in 2012.

William Nygren, CFA, Vice President, Chief Investment Officer, U.S. Equities, Portfolio Manager and Analyst, has managed the portion of the Fund’s assets allocated to Harris since the Fund’s inception in 2012.

Tony Coniaris, CFA, Co-Chairman, Portfolio Manager and Analyst, has managed the portion of the Fund’s assets allocated to Harris since 2017.

Eric Liu, CFA, Portfolio Manager and Analyst, has managed the portion of the Fund’s assets allocated to Harris since 2017.

LSV Asset Management

Josef Lakonishok, Ph.D., Chief Executive Officer, Chief Investment Officer and Partner, has managed the portion of the Fund’s assets allocated to LSV Asset Management (“LSV”) since the Fund’s inception in 2012.

Menno Vermeulen, CFA, Partner, has managed the portion of the Fund’s assets allocated to LSV since the Fund’s inception in 2012.

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Puneet Mansharamani, CFA, Partner, has managed the portion of the Fund’s assets allocated to LSV since the Fund’s inception in 2012.

Greg Sleight, Partner, has managed the portion of the Fund’s assets allocated to LSV since 2014.

Guy Lakonishok, CFA, Partner, has managed the portion of the Fund’s assets allocated to LSV since 2014.

Marsico Capital Management, LLC

Thomas F. Marsico, Chief Investment Officer, Chief Executive Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marsico Capital Management, LLC (“Marsico”) since the Fund’s inception in 2012.

Numeric Investors LLC

Jayendran Rajamony, Ph.D., CFA, Senior Portfolio Manager and Researcher, has managed the portion of the Fund’s assets allocated to Numeric Investors LLC (“Numeric”) since 2013.

Tyler Hayes, Ph.D., Portfolio Manager and Researcher, has managed the portion of the Fund’s assets allocated to Numeric since 2017.

Robert Furdak, CFA, Co-Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Numeric since 2016.

Jeremy Wee, CFA, Portfolio Manager and Researcher, has managed the portion of the Fund’s assets allocated to Numeric since 2014.

Parametric Portfolio Associates® LLC

Thomas Seto, Head of Investment Management – Seattle Investment Center, has managed the portion of the Fund’s assets allocated to Parametric Portfolio Associates® LLC (“Parametric”) since the Fund’s inception in 2012.

Paul Bouchey, CFA, Chief Investment Officer – Seattle Investment Center, has managed the portion of the Fund’s assets allocated to Parametric since 2014.

Phocas Financial Corporation

William Schaff, Chief Executive Officer and President, has managed the portion of the Fund’s assets allocated to Phocas Financial Corporation (“Phocas”) since the Fund’s inception in 2012.

Steve Block, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Phocas since the Fund’s inception in 2012.

Robert W. Baird & Co. Incorporated

Brian Beitner, CFA has managed the portion of the Fund’s assets allocated to Robert W. Baird & Co. Incorporated (“Baird”) since 2014. Mr. Beitner is a Managing Director of Baird and Managing Partner of its Chautauqua Capital Management division.

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Thornburg Investment Management, Inc.

Brian J. McMahon, Vice Chairman and Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Thornburg Investment Management, Inc. (“TIM”) since the Fund’s inception in 2012.

W. Vinson Walden, CFA, Portfolio Manager, Managing Director, has managed the portion of the Fund’s assets allocated to TIM since the Fund’s inception in 2012.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes, and Broker-Dealer and Other Financial Intermediary Compensation” on page 50 of the prospectus.

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Cornerstone Advisors Income Opportunities Fund

Fund Investment Objective

The Cornerstone Advisors Income Opportunities Fund (the “Income Opportunities Fund” or “Fund”) seeks current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Management Fee[1]		0.35%
Other Expenses		0.24%
Shareholder Servicing Fee	0.05%
Remaining Other Expenses	0.19%
Acquired Fund Fees and Expenses		0.35%
Total Annual Fund Operating Expenses[2]		0.94%

1	The fee shown is the total management fee payable by the Fund to the Adviser and the sub-advisers based on the current advisory and sub-advisory fees and the allocation of Fund assets among the sub-advisers during the prior fiscal year. Each sub-adviser receives a fee from the Fund based on the portion of the Fund’s assets allocated to such sub-adviser. Asset allocations and fees payable to the sub-advisers may vary and, consequently, the total management fee actually payable by the Fund will fluctuate and may be higher or lower than that shown above.
2	The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

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Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating its assets among one or more investment strategies directly through the use of one or more sub-advisers and/or indirectly through investments in affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (including hedge funds) and exchange-traded funds (“Underlying Funds”). The Fund will invest in Underlying Funds and/or use one or more sub-advisers to invest its assets in the following four primary investment categories: (i) investment in U.S. and non-U.S. convertible securities; (ii) investment in U.S. and non-U.S. debt securities issued by corporate or sovereign entities in emerging markets and denominated in local (non-U.S.) currency; (iii) investment in U.S. and non-U.S. debt securities that are rated below-investment grade (“high yield” or “junk” bonds); and (iv) investment in income-oriented publicly traded master limited partnerships (“MLPs”) and securities of MLP affiliates, including companies that own MLP partner interests. The Fund may, from time to time, pursue its investment objective by investing substantially all of its assets in Underlying Funds, typically known as a “fund of funds” strategy. From time to time, the Fund may also focus its investments in a particular geographic region, such as Europe, Asia and North America.

The Fund uses a multi-manager and/or multi-fund approach, relying on one or more sub-advisers and/or Underlying Funds with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Fund’s primary investment adviser, Cornerstone Advisors, Inc. (the “Adviser”). The Fund allocates its assets among strategies and sub-advisers or Underlying Funds according to an allocation schedule, determined by the Adviser. The Adviser expects to rebalance allocation weightings for each strategy, sub-adviser or Underlying Fund on an annual basis, but may do so more frequently based on market conditions, the performance of a strategy, sub-adviser or Underlying Fund or other factors. The Adviser may change an allocation schedule based on, among other factors, the Adviser’s analysis of the Fund’s investment strategies, the potential for each strategy to perform independently of the other, historical performance, and market conditions.

The Fund’s assets may be invested, directly and/or through Underlying Funds, in a broad range of asset classes, securities and other investments to implement its four primary investment strategies. In particular, investments may include U.S. and foreign investment and non-investment grade fixed income securities of any duration or maturity issued by corporations or governments, including mortgage-backed and asset-backed securities, and securities denominated in local currency. The Fund’s investments may include securities of emerging markets issuers. In addition, the Fund may also invest in convertible securities and MLPs. The Fund may also invest in equity securities and derivative instruments, principally options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund may engage in such derivatives transactions to gain exposure to, for example, certain securities, markets or asset classes, to hedge the Fund’s positions in or exposure to securities, currencies or other instruments, or to enhance the Fund’s return, which is also known as speculation. The Fund may also invest in cash, money market instruments and other short-term obligations to achieve its investment objective.

The Fund may buy and sell securities frequently in seeking to achieve its objective.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

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Because an Underlying Fund’s use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each Underlying Fund.

Allocation Risk — The Adviser’s judgment about, and allocations among, Underlying Funds, sub-advisers, asset classes and investment strategies may adversely affect the Fund’s performance.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Cash Flow Risk — A portion of the cash flow received by the Fund will be derived from its investment in MLPs, debt and equity securities of MLP affiliates, including other companies that own MLP partner interests and derive a significant portion of their revenue from energy-related activities (“Energy Companies”). In addition to the risk factors described below under “Energy Companies Risk,” other factors which may reduce the amount of cash an Energy Company has available for distribution include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

Convertible Securities Risk — Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of underlying common stock (or cash or securities of equivalent value). An issuer of a convertible security may fail to pay interest or dividends and principal in a timely manner.

Negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Companies that issue convertible securities are often small to mid-size, and they often have low credit ratings, including below investment grade ratings. In addition, the credit rating of a company’s convertible securities is generally lower than that of its nonconvertible debt securities. Convertibles are normally considered “junior” securities — that is, the company usually must pay interest on its nonconvertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund is subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

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Derivatives Risk — The Fund’s use of futures contracts, options, forward contracts and swaps for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk and liquidity risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. Leverage risk, liquidity risk and hedging risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described above and valuation risk is described below. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Energy Companies Risk — Energy Companies are susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry. Risks associated with investments in Energy Companies include, but are not limited to, the following:

• Commodity Pricing Risk. Energy companies may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

• Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. The financial performance of Energy Companies may be adversely affected if they, or the companies to which they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

• Supply and Demand Risk. Energy Companies may be impacted by the levels of supply and demand for energy commodities.

• Environmental and Regulatory Risk. Energy Companies are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future.

• Acquisition Risk. An Energy Company’s ability to grow and, where applicable, increase distributions to its equity holders, may be highly dependent on its ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. In the event that Energy Companies are unable to make such acquisitions, their future growth and ability to raise distributions will be limited and their ability to repay their debt holders may be weakened.

• Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of Energy Companies to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of the securities of Energy Companies as the yields on alternative investments increase.

• Catastrophic Event Risk. Energy Companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of Energy Companies.

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Equity Market Risk — The risk that stock prices and prices of other equity securities will fall over short or extended periods of time.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency values relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Risk — The Fund’s investments may be focused in particular countries or geographic regions and, therefore, the Fund will be more susceptible to adverse market, political, regulatory, and geographic events affecting those regions than a fund that does not focus its investments in a particular region.

Hedging Risk — The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

High Yield Bond Risk — High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Investment Company Risk — To the extent the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

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Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

MLP Risk — MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. MLPs are exposed to many of the same risks as other Energy Companies, summarized above. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Multi-Manager Risk — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return and reduce the volatility that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Portfolio Turnover Risk — Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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Small and Medium Capitalization Companies Risk — The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Sovereign Debt Risk — The Fund’s investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Tax Risk — In order for the Fund to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must, among other requirements detailed in the Statement of Additional Information (“SAI”), derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain Fund investments which provide exposure to changes in commodity prices, such as commodity-linked derivative instruments, may not be considered qualifying income for these purposes. The Fund will therefore seek to restrict its income from direct investments in investments that do not generate qualifying income to a maximum of 10% of its gross income, but cannot be assured it will successfully do so and the Fund may not qualify as a RIC if certain relief provisions are not available to the Fund. In order to qualify as a RIC, the Fund must also meet certain requirements with respect to the diversification of its assets. In particular, the Fund may not invest more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships (“QPTPs”) for U.S. federal income tax purposes, including certain MLPs. The Fund intends to invest in MLPs taxed as QPTPs and accordingly the Adviser intends to monitor the Fund’s investment to ensure compliance with the 25% limit on investments in QPTPs. If the Fund were to fail to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and distributions from earnings and profits would generally be taxable to Fund shareholders as ordinary income. The Fund is also subject to the risk that MLPs in which the Fund invest will be classified as corporations rather than as partnerships for federal income tax purposes, which may reduce the Fund’s return and negatively affect the Fund’s net asset value. There is also a risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect the Fund or the MLPs in which the Fund invests.

Underlying Fund Risk — The Fund’s performance is subject to the risks associated with the securities and other investments held by the Underlying Funds in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of the Underlying Funds to achieve their investment objectives. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund's expenses.

Unregistered Fund Risk — Investments in unregistered funds are subject to additional risks beyond those associated with investments in registered investment companies, because investments in unregistered funds do not have the benefit of the protections afforded by the Investment Company Act of 1940, as amended (the “1940 Act”), to investors in registered investment companies. In addition, investments in unregistered funds are often illiquid and difficult to value, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.

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Valuation Risk — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 1-888-762-1442.

2013	13.26%
2014	2.48%
2015	(15.23)%
2016	14.91%
2017	6.15%

BEST QUARTER	WORST QUARTER
9.04%	(11.15)%
(06/30/2016)	(09/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the period ended December 31, 2017 to those of appropriate broad based indices. Additional index information is provided to show how the Fund’s performance compares to a blend of indices reflecting each of the Fund’s primary investment categories.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Income Opportunities Fund	1 Year	5 Years	Since Inception (8/30/12)
Fund Return Before Taxes	6.15%	3.72%	3.96%
Fund Return After Taxes on Distributions	3.93%	1.69%	1.94%
Fund Return After Taxes on Distributions and Sale of Fund Shares	3.46%	2.00%	2.17%
MSCI ACWI Index (“MSCI ACWI”) (reflects no deduction for fees, expenses or taxes)	23.97%	10.80%	11.42%
Bloomberg Barclays U.S. Aggregate Index (“Barclays Index”) (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	2.08%
60% MSCI ACWI/40% Barclays Index Blend (reflects no deduction for fees, expenses or taxes)	15.41%	7.37%	7.72%
Bank of America Merrill Lynch All Convertible All Qualities Index (reflects no deduction for fees, expenses or taxes)	13.70%	10.69%	11.00%
JP Morgan Global Bond Index-Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes)	15.21%	(1.55)%	(0.06)%
Bank of America Merrill Lynch Global High Yield BB-B Constrained Index (reflects no deduction for fees, expenses or taxes)	10.18%	5.50%	6.47%
Alerian MLP Index (reflects no deduction for fees, expenses or taxes)	(6.52)%	(0.06)%	(0.23)%
25% BofA Merrill Lynch All Convertible All Qualities Index/ 25% BofA Merrill Lynch Global High Yield BB-B Constrained Index/ 25% Alerian MLP Index/25% JP Morgan Global Bond Index-Emerging Markets Global Diversified Index Blend (reflects no deduction for fees, expenses or taxes)	7.93%	3.83%	4.38%

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Investment Adviser and Portfolio Managers

Cornerstone Advisors, Inc.

Paul W. Pedalino, CFA, Managing Director and Principal, has managed the Fund since its inception in 2012.

Michael G. Hughes, CFA, CAIA, Chief Investment Officer and Principal, has managed the Fund since its inception in 2012.

Katie Robinette, CFA, Managing Director and Principal, has managed the Fund since 2015.

Evan Wirkkala, Managing Director, has managed the Fund since 2015.

David Freudenberg, CAIA, Managing Director and Principal, has managed the Fund since 2015.

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Investment Sub-Advisers and Portfolio Managers

Allianz Global Investors U.S. LLC

Justin Kass, CFA, Managing Director and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Allianz Global Investors U.S. LLC since 2017.

OFI SteelPath, Inc.

Stuart Cartner, Senior Vice President and Senior Portfolio Manager of OFI SteelPath, Inc. (“OFI SteelPath”), has managed the portion of the Fund’s assets allocated to OFI SteelPath since the Fund’s inception in 2012.

Brian Watson, CFA, Senior Vice President and Senior Portfolio Manager of OFI SteelPath, has managed the portion of the Fund’s assets allocated to OFI SteelPath since the Fund’s inception in 2012.

Strategic Income Management, LLC

Gary J. Pokrzywinski, CFA, President and Lead High Yield Portfolio Manager, has managed the portion of the Fund’s assets allocated to Strategic Income Management, LLC (“SiM”) since 2013.

Brian L. Placzek, CFA, Executive Vice President and High Yield Portfolio Manager, has managed the portion of the Fund’s assets allocated to SiM since 2013.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes, and Broker-Dealer and Other Financial Intermediary Compensation” on page 50 of the prospectus.

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Cornerstone Advisors Public Alternatives Fund

Fund Investment Objective

The Cornerstone Advisors Public Alternatives Fund (the “Public Alternatives Fund” or “Fund”) seeks capital appreciation with lower correlation to traditional global fixed income and public equity markets.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Management Fee[1]		0.66%
Other Expenses		0.84%
Shareholder Servicing Fee	0.05%
Dividend, Interest and Stock Loan Expense on Securities Sold Short	0.60%
Remaining Other Expenses	0.19%
Acquired Fund Fees and Expenses		0.57%
Total Annual Fund Operating Expenses[2]		2.07%

1	The fee shown is the total management fee payable by the Fund to the Adviser and the sub-advisers based on the current advisory and sub-advisory fees and the allocation of Fund assets among the sub-advisers during the prior fiscal year. Each sub-adviser receives a fee from the Fund based on the portion of the Fund’s assets allocated to such sub-adviser. Asset allocations and fees payable to the sub-advisers may vary and, consequently, the total management fee actually payable by the Fund will fluctuate and may be higher or lower than that shown above.
2	The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$210	$649	$1,114	$2,400

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating its assets among one or more investment strategies directly through the use of one or more sub-advisers and/or indirectly through investments in affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (including hedge funds) and exchange-traded funds (“Underlying Funds”). The Fund will initially, and may from time to time thereafter, pursue its investment objective by investing substantially all of its assets in Underlying Funds, typically referred to as a “fund of funds” strategy. The Fund will invest in Underlying Funds and/or use one or more sub-advisers that employ one of the Fund’s two primary investment strategies: global macro and arbitrage. In the global macro strategy, the Fund’s assets may be invested across all capital markets and in any type of security or other instrument that the Underlying Fund’s adviser or one or more sub-advisers believe presents the best investment opportunities, consistent with the Fund’s 80% investment policy described below. The Fund’s sub-advisers or an Underlying Fund’s adviser may use a combination of investment techniques in the global macro strategy, including “bottom up” and “top down” approaches to investing. In the arbitrage strategy, the Fund takes “long” positions in securities that are believed will go up in price and “short” positions in securities that are believed will go down in price. Underlying Funds and one or more sub-advisers that employ a global macro strategy will also engage in short selling. The Fund may use one or more sub-advisers, invest in Underlying Funds or employ strategies that pursue a blend of value and growth equity investing.

The Fund invests in publicly-traded investments, and derivatives thereof, and shares of Underlying Funds that are publicly available (collectively, “Publicly Available Investments”). Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in Publicly Available Investments and derivatives and other instruments with economic characteristics similar to Publicly Available Investments (the “80% Investment Policy”). The 80% Investment Policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. From time to time, the Fund may also focus its investments in a particular geographic region, such as Europe, Asia and North America.

The Fund uses a multi-manager and/or multi-fund approach, relying on one or more sub-advisers and/or Underlying Funds with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Fund’s primary investment adviser, Cornerstone Advisors, Inc. (the “Adviser”). The Fund allocates its assets among strategies and sub-advisers or Underlying Funds according to an allocation schedule, determined by the Adviser. The Adviser expects to rebalance allocation weightings for each strategy, sub-adviser or Underlying Fund on an annual basis, but may do so more frequently based on market conditions, the performance of a strategy, sub-adviser or Underlying Fund or other factors. The Adviser may change an allocation schedule based on, among other factors, the Adviser’s analysis of the Fund’s investment strategies, the potential for each strategy to perform independently of the other, historical performance, and market conditions.

The Fund’s assets may be invested, directly and/or through Underlying Funds, in a broad range of asset classes, securities and other investments to implement its two primary investment strategies. These may include, subject to the Fund’s 80% Investment Policy, U.S., foreign and emerging markets securities, equity securities of all types and capitalization ranges, investment and non-investment grade fixed income securities of any duration or maturity issued by corporations or governments, including mortgage-backed and asset-backed securities, commodities, currencies, warrants, depositary receipts, exchange-traded notes, shares of other investment companies, including exchange-traded funds, and derivative instruments, principally options, futures contracts, options on futures contracts, forward contracts and swap agreements. An Underlying Fund or sub-adviser may engage in such derivatives transactions to gain exposure to, for example, certain securities, markets or asset classes, to hedge the Fund’s positions in or exposure to securities, currencies or other instruments, or to enhance the Fund’s return, which is also known as speculation. An Underlying Fund or sub-adviser may also invest in cash, money market instruments and other short-term obligations to achieve its investment objective and, at times, such investments may be significant in order for an Underlying Fund or a sub-adviser to maintain flexibility to pursue its investment strategies.

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An Underlying Fund or sub-adviser may engage in short sales, particularly in implementing the arbitrage strategy. When a fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The fund is then obligated to buy the security at a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or to seek positive returns in instances where an adviser believes a security’s price will decline. A fund will either realize a profit or incur a loss from a short position, depending on whether the value of the security decreases or increases, respectively, between the time it is sold and the time when the fund replaces the borrowed security. An Underlying Fund or sub-adviser may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund or an Underlying Fund to maintain long positions in excess of 100% of its net assets. An Underlying Fund or sub-adviser may vary the long and short exposures in its portfolio over time, based on its assessment of market conditions and other factors.

As a result of the Fund’s strategies, the Fund may have highly leveraged exposure to one or more asset classes at times. The Fund may buy and sell securities frequently in seeking to achieve its objective.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Because an Underlying Fund’s use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each Underlying Fund.

Allocation Risk — The Adviser’s judgment about, and allocations among, Underlying Funds, sub-advisers, asset classes and investment strategies may adversely affect the Fund’s performance.

Arbitrage Strategies Risk — The Fund may utilize strategies that involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may realize losses or reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed.

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Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (“junk” bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect of repayment of principal and interest of many of these securities is speculative.

Commodity Risk — Investing in the commodity futures markets may subject the Fund to greater volatility than investments in traditional securities. Commodity futures prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund is subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk — The Fund’s use of futures contracts, options, forward contracts and swaps for all purposes, including speculative purposes, is subject to market risk, leverage risk, commodity risk, correlation risk and liquidity risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. Commodity risk is described above. Leverage risk, liquidity risk and hedging risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described above and valuation risk is described below. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices and prices of other equity securities will fall over short or extended periods of time.

Exchange-Traded Funds (“ETFs”) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

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Exchange-Traded Notes (“ETNs”) — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or delisted by the listing exchange.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency values relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Risk — The Fund’s investments may be focused in particular countries or geographic regions and, therefore, the Fund will be more susceptible to adverse market, political, regulatory, and geographic events affecting those regions than a fund that does not focus its investments in a particular region.

Growth Investment Style Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Hedging Risk — The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Investment Company Risk — To the extent the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

35

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Micro-Capitalization Company Risk — Micro-capitalization companies may be newly-formed or in the early stages of development with limited product lines, markets or financial resources. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than small-, mid- and large-capitalization companies and such stocks may be more thinly-traded and thus difficult for the Fund to buy and sell in the market.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Multi-Manager Risk — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return and reduce the volatility that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Portfolio Turnover Risk — Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund or an Underlying Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

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Small and Medium Capitalization Companies Risk — The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tax Risk – In order for the Fund to qualify as a Regulated Investment Company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must, among other requirements detailed in the Statement of Additional Information (“SAI”), derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain Fund investments which provide exposure to changes in commodity prices, such as commodity-linked derivative instruments, may not be considered qualifying income for these purposes. The Fund will therefore seek to restrict its income from direct investments in investments that do not generate qualifying income to a maximum of 10% of its gross income.

Underlying Fund Risk — The Fund’s performance is subject to the risks associated with the securities and other investments held by the Underlying Funds in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of the Underlying Funds to achieve their investment objectives. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund's expenses.

Unregistered Fund Risk — Investments in unregistered funds are subject to additional risks beyond those associated with investments in registered investment companies, because investments in unregistered funds do not have the benefit of the protections afforded by the Investment Company Act of 1940, as amended (the “1940 Act”), to investors in registered investment companies. In addition, investments in unregistered funds are often illiquid and difficult to value, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.

U.S. Government Securities Risk — U.S. Government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Value Investment Style Risk — An investment in value stocks presents the risk that the stocks may never reach what the Adviser or a sub-adviser believes are their full market values, either because the market fails to recognize what the Adviser or a sub-adviser considers to be the companies’ true business values or because the Adviser or sub-adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Valuation Risk — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 1-888-762-1442.

2013	3.19%
2014	5.38%
2015	2.41%
2016	0.55%
2017	4.74%

BEST QUARTER	WORST QUARTER
3.91%	(2.73)%
(03/31/2015)	(06/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the period ended December 31, 2017 to those of appropriate broad based indices. Additional index information is provided to show how the Fund’s performance compares to a blend of indices reflecting each of the Fund’s primary investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Public Alternatives Fund	1 Year	5 Years	Since Inception (8/30/12)
Fund Return Before Taxes	4.74%	3.24%	3.34%
Fund Return After Taxes on Distributions	3.56%	1.84%	1.97%
Fund Return After Taxes on Distributions and Sale of Fund Shares	2.80%	1.93%	2.03%
Bloomberg Barclays U.S. Aggregate Index (“Barclays Index”) (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	2.08%
MSCI ACWI Index (“MSCI ACWI”) (reflects no deduction for fees, expenses or taxes)	23.97%	10.80%	11.42%
60% Barclays Index/40% MSCI ACWI Blend (reflects no deduction for fees, expenses or taxes)[1]	11.32%	5.63%	5.78%
60% MSCI ACWI/40% Barclays Index Blend (reflects no deduction for fees, expenses or taxes)[1]	15.41%	7.37%	7.72%
HFRX Absolute Return Index (reflects no deduction for fees, expenses or taxes)	3.39%	2.17%	2.17%
HFRX Macro/CTA Index (reflects no deduction for fees, expenses or taxes)	2.51%	0.16%	0.09%
60% HFRX Absolute Return Index/40% HFRX Macro Index/CTA Index Blend (reflects no deduction for fees, expenses or taxes)	3.05%	1.38%	1.35%

1	On January 1, 2018, the 60% Barclays Index/40% MSCI ACWI Blend replaced the 60% MSCI ACWI/40% Barclays Index Blend as an additional index of the Fund, because the Adviser believes the 60% Barclays Index/40% MSCI ACWI Blend better reflects the investment strategies of the Fund.

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Investment Adviser and Portfolio Managers

Cornerstone Advisors, Inc.

Paul W. Pedalino, CFA, Managing Director and Principal, has managed the Fund since its inception in 2012.

Michael G. Hughes, CFA, CAIA, Chief Investment Officer and Principal, has managed the Fund since its inception in 2012.

Katie Robinette, CFA, Managing Director and Principal, has managed the Fund since 2015.

Evan Wirkkala, Managing Director, has managed the Fund since 2015.

David Freudenberg, CAIA, Managing Director and Principal, has managed the Fund since 2015.

Investment Sub-Advisers and Portfolio Managers

AJO, LP

Theodore R. Aronson, CFA, CIC, Managing Principal, has managed the portion of the Fund’s assets allocated to AJO, LP (“AJO”) since 2017.

Stefani Cranston, CFA, CPA, Principal, has managed the portion of the Fund’s assets allocated to AJO since 2017.

Gina Marie N. Moore, CFA, Principal, has managed the portion of the Fund’s assets allocated to AJO since 2017.

Gregory J. Rogers, CFA, Principal, has managed the portion of the Fund’s assets allocated to AJO since 2017.

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Christopher J. W. Whitehead, CFA, Principal, has managed the portion of the Fund’s assets allocated to AJO since 2017.

ClariVest Asset Management LLC

Todd Wolter, CFA, Principal and Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to ClariVest Asset Management LLC (“ClariVest”) since the Fund’s inception in 2012.

Michael Waterman, CFA, Principal and Portfolio Manager, has managed the portion of the Fund’s assets allocated to ClariVest since the Fund’s inception in 2012.

Stacey Nutt, Ph.D., Chief Executive Officer, Chief Investment Officer, Principal and Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to ClariVest since 2013.

Numeric Investors LLC

Paul Pflugfelder, Co-Head of Hedge Fund Strategies, has managed the portion of the Fund’s assets allocated to Numeric Investors LLC (“Numeric”) since 2016.

Bingcheng Yan, Ph.D., CFA, Co-Head of Hedge Fund Strategies, has managed the portion of the Fund’s assets allocated to Numeric since 2016.

Kirsten Syverson, CFA, Portfolio Manager and Researcher, has managed the portion of the Fund’s assets allocated to Numeric since 2015.

Wells Fargo Portfolio Risk Advisors

Benjamin R. Adams, CFA, CIO and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Wells Fargo Portfolio Risk Advisors (“WFPRA”), a Division of Structured Asset Investors, LLC, since 2014.

Philip S. Douthit, Head of Quantitative Analytics and Technology and Portfolio Manager, has managed the portion of the Fund’s assets allocated to WFPRA since 2014.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes, and Broker-Dealer and Other Financial Intermediary Compensation” on page 50 of the prospectus.

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Cornerstone Advisors Real Assets Fund

Fund Investment Objective

The Cornerstone Advisors Real Assets Fund (the “Real Assets Fund” or “Fund”) seeks capital appreciation and, as a secondary objective, current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Management Fee[1]		0.47%
Other Expenses		0.20%
Shareholder Servicing Fee	0.05%
Remaining Other Expenses	0.15%
Acquired Fund Fees and Expenses		0.26%
Total Annual Fund Operating Expenses[2]		0.93%

1	The fee shown is the total management fee payable by the Fund to the Adviser and the sub-advisers based on the current advisory and sub-advisory fees and the allocation of Fund assets among the sub-advisers during the prior fiscal year. Each sub-adviser (other than BlackRock International Limited (“BIL”), a sub-sub-adviser to the Fund) receives a fee from the Fund based on the portion of the Fund’s assets allocated to such sub-adviser. BIL receives its fee from the sub-advisory fee that the Fund pays BlackRock Financial Management, Inc. (“BlackRock”). Asset allocations and fees payable to the sub-advisers may vary and, consequently, the total management fee actually payable by the Fund will fluctuate and may be higher or lower than that shown above.
2	The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$296	$515	$1,143

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating its assets among one or more investment strategies directly through the use of one or more sub-advisers and/or indirectly through investments in affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (including hedge funds) and exchange-traded funds (“Underlying Funds”). The Fund will invest in Underlying Funds and/or use one or more sub-advisers to invest its assets in the following three primary investment categories: global corporate and government-issued inflation-protected securities; energy infrastructure master limited partnerships (“MLPs”) and securities of MLP affiliates, including companies that own MLP partner interests; and commodity futures (collectively, these assets are referred to as “Real Assets”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in Real Assets, and derivatives and other instruments with economic characteristics similar to Real Assets, and/or Underlying Funds which primarily invest in Real Assets (the “80% Investment Policy”). The Fund may, from time to time, pursue its investment objective by investing substantially all of its assets in Underlying Funds, typically known as a “fund of funds” strategy.

The Fund uses a multi-manager and/or multi-fund approach, relying on one or more sub-advisers and/or Underlying Funds with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Fund’s primary investment adviser, Cornerstone Advisors, Inc. (the “Adviser”). The Fund allocates its assets among strategies and sub-advisers or Underlying Funds according to an allocation schedule, determined by the Adviser. The Adviser expects to rebalance allocation weightings for each strategy, sub-adviser or Underlying Fund on an annual basis, but may do so more frequently based on market conditions, the performance of a strategy, sub-adviser or Underlying Fund, or other factors. The Adviser may change an allocation schedule based on, among other factors, the Adviser’s analysis of the Fund’s investment strategies, the potential for each strategy to perform independently of the other, historical performance, and market conditions.

Subject to its 80% Investment Policy, the Fund’s assets may be invested, directly and/or through Underlying Funds, in a broad range of asset classes, securities and other investments to implement its primary investment strategies. The Fund may invest in U.S., foreign and emerging markets securities, MLPs, investment and non-investment grade fixed income securities of any duration or maturity issued by corporations or governments, and commodities. In addition the Fund may invest in derivative instruments, principally options, futures contracts, options on futures contracts, forward contracts and swap agreements (including inflation swaps and total return swaps). An Underlying Fund or sub-adviser may engage in such derivatives transactions to gain exposure to, for example, certain securities, markets or asset classes, to hedge the Fund’s positions in or exposure to securities or other instruments, or to enhance the Fund’s return, which is also known as speculation. The Fund may also write covered call options. An Underlying Fund or sub-adviser may also invest in cash, money market instruments and other short-term obligations to achieve its investment objective.

The Fund may buy and sell securities frequently in seeking to achieve its objective.

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Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Because an Underlying Fund’s use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each Underlying Fund.

Allocation Risk — The Adviser’s judgment about, and allocations among, Underlying Funds, sub-advisers, asset classes and investment strategies may adversely affect the Fund’s performance.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (“junk” bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect of repayment of principal and interest of many of these securities is speculative.

Cash Flow Risk — A portion of the cash flow received by the Fund will be derived from its investment in MLPs, debt and equity securities of MLP affiliates, including other companies that own MLP partner interests and derive a significant portion of their revenue from energy-related activities (“Energy Companies”). In addition to the risk factors described below under “Energy Companies Risk,” other factors which may reduce the amount of cash an Energy Company has available for distribution include increased operating costs, maintenance capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

Commodity Risk — Investing in the commodity futures markets may subject the Fund to greater volatility than investments in traditional securities. Commodity futures prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund is subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

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Derivatives Risk — The Fund’s use of futures contracts, options, forward contracts and swaps for all purposes, including speculative purposes, is subject to market risk, leverage risk, commodity risk, correlation risk and liquidity risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. Commodity risk is described above. Leverage risk, liquidity risk and hedging risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described above and valuation risk is described below. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Energy Companies Risk — Energy Companies are susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry. Risks associated with investments in Energy Companies include but are not limited to the following:

• Commodity Pricing Risk. Energy Companies may be affected by fluctuations in the prices of energy commodities. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

• Depletion and Exploration Risk. Energy reserves naturally deplete as they are produced over time. The financial performance of Energy Companies may be adversely affected if they, or the companies to which they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. If an Energy Company is not able to raise capital on favorable terms, it may not be able to add or maintain its reserves.

• Supply and Demand Risk. Energy Companies may be impacted by the levels of supply and demand for energy commodities.

• Environmental and Regulatory Risk. Energy Companies are subject to significant regulation of their operations by federal, state and local governmental agencies. Additionally, voluntary initiatives and mandatory controls have been adopted or are being studied and evaluated, both in the United States and worldwide, to address current potentially hazardous environmental issues, including hydraulic fracturing and related waste disposal and geological concerns, as well as those that may develop in the future.

• Acquisition Risk. An Energy Company’s ability to grow and, where applicable, increase distributions to its equity holders, may be highly dependent on its ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. In the event that Energy Companies are unable to make such acquisitions, their future growth and ability to raise distributions will be limited and their ability to repay their debt holders may be weakened.

• Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of Energy Companies to carry out acquisitions or expansions in a cost-effective manner. Rising interest rates may also impact the price of the securities of Energy Companies as the yields on alternative investments increase.

• Catastrophic Event Risk. Energy Companies are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of Energy Companies.

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Equity Market Risk — The risk that stock prices and prices of other equity securities will fall over short or extended periods of time.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency values relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Hedging Risk — The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

Inflation-Protected Securities Risk — The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Investment Company Risk — To the extent the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

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Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

MLP Risk — MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. MLPs are exposed to many of the same risks as other Energy Companies, summarized above. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Multi-Manager Risk — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return and reduce the volatility that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Portfolio Turnover Risk — Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Tax Risk — In order for the Fund to qualify as a Regulated Investment Company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must, among other requirements detailed in the Statement of Additional Information (“SAI”), derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain Fund investments which provide exposure to changes in commodity prices, such as commodity-linked derivative instruments, may not be considered qualifying income for these purposes. The Fund will therefore seek to restrict its income from direct investments in investments that do not generate qualifying income to a maximum of 10% of its gross income, but cannot be assured it will successfully do so and the Fund may not qualify as a RIC if certain relief provisions are not available to the Fund. In order to qualify as a RIC, the Fund must also meet certain requirements with respect to the diversification of its assets. In particular, the Fund may not invest more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships (“QPTPs”) for U.S. federal income tax purposes, including certain MLPs. The Fund intends to significantly invest in MLPs taxed as QPTPs and accordingly the Adviser intends to monitor the Fund’s investment to ensure compliance with the 25% limit on investments in QPTPs. If the Fund were to fail to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and distributions from earnings and profits would generally be taxable to Fund shareholders as ordinary income. The Fund is also subject to the risk that MLPs in which the Fund invest will be classified as corporations rather than as partnerships for federal income tax purposes, which may reduce the Fund’s return and negatively affect the Fund’s net asset value. There is also a risk of changes in tax laws or regulations, or interpretations thereof, which could adversely affect the Fund or the MLPs in which the Fund invests.

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Underlying Fund Risk — The Fund’s performance is subject to the risks associated with the securities and other investments held by the Underlying Funds in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of the Underlying Funds to achieve their investment objectives. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund's expenses.

Unregistered Fund Risk — Investments in unregistered funds are subject to additional risks beyond those associated with investments in registered investment companies, because investments in unregistered funds do not have the benefit of the protections afforded by the Investment Company Act of 1940, as amended (the “1940 Act”), to investors in registered investment companies. In addition, investments in unregistered funds are often illiquid and difficult to value, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.

Valuation Risk – The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 1-888-762-1442.

2013	(0.15)%
2014	(2.48)%
2015	(20.00)%
2016	14.44%
2017	3.17%

BEST QUARTER	WORST QUARTER
10.51%	(13.54)%
(06/30/2016)	(09/30/2015)

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Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the period ended December 31, 2017 to those of appropriate broad based indices. Additional index information is provided to show how the Fund’s performance compares to a blend of indices reflecting each of the Fund’s primary investment categories.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Real Assets Fund	1 Year	5 Years	Since Inception (8/30/12)
Fund Return Before Taxes	3.17%	(1.66)%	(1.74)%
Fund Return After Taxes on Distributions	2.29%	(2.22)%	(2.30)%
Fund Return After Taxes on Distributions and Sale of Fund Shares	1.32%	(1.50)%	(1.75)%
MSCI ACWI Index (“MSCI ACWI”) (reflects no deduction for fees, expenses or taxes)	23.97%	10.80%	11.42%
Bloomberg Barclays U.S. Aggregate Index (“Barclays Index”) (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	2.08%
50% MSCI ACWI/50% Barclays Index Blend (reflects no deduction for fees, expenses or taxes)[1]	13.35%	6.50%	6.72%
60% MSCI ACWI/40% Barclays Index Blend (reflects no deduction for fees, expenses or taxes)[1]	15.41%	7.37%	7.72%
Bloomberg Commodity Index (reflects no deduction for fees, expenses or taxes)	1.70%	(8.45)%	(8.65)%
Bloomberg Barclays US TIPS Index (reflects no deduction for fees, expenses or taxes)	3.01%	0.13%	0.41%
Alerian MLP Index (reflects no deduction for fees, expenses or taxes)	(6.52)%	(0.06)%	(0.23)%
One-third Bloomberg Commodity Index/One-third Bloomberg Barclays US TIPS Index/One-third Alerian MLP Index (reflects no deduction for fees, expenses or taxes)	(0.55)%	(2.49)%	(2.54)%

1	On January 1, 2018, the 50% MSCI ACWI/50% Barclays Index Blend replaced the 60% MSCI ACWI/40% Barclays Index Blend as an additional index of the Fund, because the Adviser believes the 50% MSCI ACWI/50% Barclays Index Blend better reflects the investment strategies of the Fund.

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Investment Adviser and Portfolio Managers

Cornerstone Advisors, Inc.

Paul W. Pedalino, CFA, Managing Director and Principal, has managed the Fund since its inception in 2012.

Michael G. Hughes, CFA, CAIA, Chief Investment Officer and Principal, has managed the Fund since its inception in 2012.

Katie Robinette, CFA, Managing Director and Principal, has managed the Fund since 2015.

Evan Wirkkala, Managing Director, has managed the Fund since 2015.

David Freudenberg, CAIA, Managing Director and Principal, has managed the Fund since 2015.

Investment Sub-Advisers and Portfolio Managers

BlackRock Financial Management, Inc.

Martin Hegarty, Managing Director/Head of Inflation-Linked Bond Portfolios within BlackRock's Global Fixed Income group, has managed the portion of the Fund’s assets allocated to BlackRock since the Fund’s inception in 2012.

BlackRock International Limited (Sub-Sub-Adviser)

Christopher Allen, Managing Director, has served as a portfolio manager of the Fund since 2017.

Kayne Anderson Capital Advisors, L.P.

John (J.C.) Frey, Managing Partner and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Kayne Anderson Capital Advisors, L.P. since the Fund’s inception in 2012.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes, and Broker-Dealer and Other Financial Intermediary Compensation” on page 50 of the prospectus.

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Summary Information about the Purchase and Sale of Fund Shares, Taxes, and Broker-Dealer and Other Financial Intermediary Compensation

Purchase and Sale of Fund Shares

To purchase shares of each Fund for the first time, you must invest at least $2,000. There is no minimum for subsequent investments.

Shares of each Fund are offered exclusively to certain advisory clients of the Adviser. Shares can normally be redeemed only by contacting your client service manager or calling 1-888-762-1442.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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More Information about Risk

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The Adviser and the sub-advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job an investment manager does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Allocation Risk (All Funds) – The Funds may invest in a wide range of investments ranging from stocks and corporate bonds issued by companies of all sizes in diverse industries, government bonds from developed and emerging countries, other investment companies such as exchange-traded funds (“ETFs”), put and call options, and take substantial short positions, among other investments. Given the wide scope of the many investments it can make, the Adviser could be wrong in determining the combination of investments, Underlying Funds or sub-advisers that produce favorable returns in changing market conditions. The Funds could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Asset-Backed Securities Risk (Core Plus Bond Fund, Income Opportunities Fund, and Public Alternatives Fund only) – Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Bank Loans Risk (Core Plus Bond Fund only) – Bank loans are arranged through private negotiations between a company and one or more financial institutions (lenders). Investments in bank loans are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. This means bank loans are subject to greater credit risks than other investments, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. Bank loans made in connection with highly leveraged transactions, including operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing, are subject to greater credit risks than other types of bank loans. In addition, it may be difficult to obtain reliable information about and value any bank loan.

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The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Derivatives Risk (All Funds) – Derivatives are often more volatile than other investments and may magnify a Fund’s gains or losses. There are various factors that affect a Fund’s ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent a Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses. Because derivative instruments may be purchased by a Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and a Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Such lack of correlation may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. For example, futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous.

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Forward Contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or asset for a Fund’s account. Risks associated with forwards may include: (i) an imperfect or no correlation between the movement in prices of forward contracts and the securities or assets underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

Options. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying instrument rather than only the premium payment received (which could result in a potentially unlimited loss). Over-the-counter options also involve counterparty risk.

Swaps. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk and valuation risk. Swaps may also be considered illiquid, and it may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Emerging Market Securities Risk (All Funds) – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity, significant price volatility, restrictions on foreign investment, and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Risk (All Funds) – Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of a Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in a Fund.

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Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, shares of Real Estate Investment Trusts (“REITs”) and American Depository Receipts (“ADRs”), as well as shares of mutual funds and ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Fixed Income Risk (Core Plus Bond Fund, Income Opportunities Fund, Public Alternatives Fund, and Real Assets Fund only) – The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. Current market conditions may pose heightened risks for the Funds. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact a Fund’s liquidity or force a Fund to sell securities into a declining or illiquid market.

In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

Foreign Company Risk (All Funds) – Investments in securities of foreign companies (including through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Securities of foreign companies may not be registered with the Securities and Exchange Commission (“SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers. Financial statements of foreign issuers are also governed by different accounting, auditing, and financial standards than U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Foreign securities may also be more difficult to value than securities of U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

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European Economic Risk. The Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU. The referendum may introduce significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, may also create instability and uncertainty in the region.

The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and adversely affect the value of the Funds.

Asian Economic Risk. Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of a Fund’s investments.

Foreign Currency Risk (All Funds) – Because non-U.S. securities are usually denominated in currencies other than the U.S. dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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Mortgage-Backed Securities Risk (Core Plus Bond Fund, Income Opportunities Fund, and Public Alternatives Fund only) – Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage re-financings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Municipal Bonds Risk (Core Plus Bond Fund only) – Municipal bonds are fixed income securities issued by state or local governments or their agencies to finance capital expenditures and operations. The obligation to pay principal and interest on municipal bonds may be a general obligation of the state or local government or may be supported only by an agency or a particular source of revenues. Therefore, municipal bonds vary in credit quality. Municipal bonds, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal bonds, to pay interest and principal on municipal bonds. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal bonds to repay principal and to make interest payments. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund’s securities.

Short Sales Risk (Public Alternatives Fund only) – The Fund is subject to short sales risk. Short sales are transactions in which the Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

In addition, the Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, the Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

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More Information about Fund Investments

The investment objective of the Core Plus Bond Fund is to seek total return, consisting of current income and capital appreciation. The investment objective of the Global Public Equity Fund is to seek capital appreciation. The investment objective of the Income Opportunities Fund is to seek current income. The investment objective of the Public Alternatives Fund is to seek capital appreciation with lower correlation to traditional global fixed income and public equity markets. The investment objective of the Real Assets Fund is to seek capital appreciation and, as a secondary objective, current income. The investment objectives of the Funds are non-fundamental and may be changed without shareholder approval.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective. The Funds will only do so if a sub-adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

Information about Portfolio Holdings

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the SAI. Within ten (10) days of the end of each month end, each Fund will post its top ten portfolio holdings on the internet at http://www.aicfundholdings.com/cornerstone. The Funds provide information about their complete portfolio holdings, updated as of the most recent calendar month, on the internet at http://aicfundholdings.com/cornerstone. This information is provided with a lag of at least thirty (30) days and is publicly available to shareholders. The Adviser may exclude any portion of the Funds’ portfolio holdings from such publication when deemed to be in the best interest of the Funds.

Investment Adviser and Portfolio Managers

Cornerstone Advisors, Inc. (“Cornerstone” or the “Adviser”), a Washington corporation formed in 1983, serves as the overall investment adviser to the Funds. The Adviser’s principal place of business is located at 225 108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782. As of December 31, 2017, the Adviser had approximately $3.7 billion in assets under management.

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The Adviser is responsible, subject to the general supervision of the Board of Trustees of the Funds (the “Board”), for establishing and/or rebalancing allocation of the Funds’ assets among strategies, sub-advisers and/or Underlying Funds. The Adviser is also responsible for monitoring both the overall performance of each Fund and the individual performance of each sub-adviser within those Funds served by one or more sub-advisers. Each of the Funds is authorized to operate on a “multi-manager” basis. This means that a single Fund may be managed by one or more sub-advisers. The Adviser may, from time to time, reallocate the assets of a multi-manager Fund among the sub-advisers that provide portfolio management services to that Fund when it believes that such action would be appropriate to achieve the overall objectives of the particular Fund. The Adviser may also, from time to time, reallocate assets of a multi-manager Fund to other sub-advisers. The Adviser is an integral part of the sub-adviser selection process and instrumental in the supervision of the sub-advisers. For its services, the Adviser receives an annual fee of 0.01% of each Fund’s average daily net assets. The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and/or replacement.

Paul W. Pedalino, CFA, is a Managing Director and a Principal of Cornerstone. He has been with the firm for over fourteen years with prior experience at Frank Russell Company, Russell/Mellon Analytical Services and T. Rowe Price. Mr. Pedalino is responsible for the firm’s Global Public Equity, Public Alternatives, Private Alternatives, Real Assets and Income Opportunities strategies. Additionally, Mr. Pedalino is a member of the firm’s Asset Allocation and Manager Review Committees.

Michael G. Hughes, CFA and CAIA, is the Chief Investment Officer and a Principal of Cornerstone. He has been with the firm for over eight years with prior experience at Perkins Coie Capital Management LLC, Safeco Insurance and First Interstate Bank. Mr. Hughes is responsible for oversight of all of the firm’s strategies including Global Public Equity, Public Alternatives, Private Alternatives, Private Real Estate, Private Equity, Real Assets, Income Opportunities and Core Plus Bond strategies. Additionally, Mr. Hughes is the Head of the Investment Policy Committee, Asset Allocation Committee and Manager Review Committee.

Katie Robinette, CFA, is a Managing Director and Principal of Cornerstone. She has been with the firm over five years. Prior to joining Cornerstone, Ms. Robinette worked for the California Institute of Technology (Caltech) for over a decade in a number of investment positions, including serving as the Director of Investments (Private Equity). Ms. Robinette leads Cornerstone’s Private Equity team and is a member of the firm’s Global Public Equity, Public Alternatives and Private Alternatives teams. Additionally, Ms. Robinette is a member of the firm’s Asset Allocation and Manager Review Committees.

Evan Wirkkala is a Managing Director of Cornerstone. He has been with the firm over seven years. Prior to joining Cornerstone, Mr. Wirkkala worked for a Washington, D.C. based registered investment advisor as an Advisor Analyst. Mr. Wirkkala is a member of Cornerstone’s Fixed Income, Private Real Estate, Real Assets, Income Opportunities and Core Plus Bond investment teams. Additionally Mr. Wirkkala is a member of the firm’s Asset Allocation and Manager Review Committees.

David Freudenberg, CAIA, is a Managing Director and Principal of Cornerstone. He has been with the firm over twenty-one years. Mr. Freudenberg leads Cornerstone’s Private Real Estate and Fixed Income teams and is a member of the firm’s Real Assets, Income Opportunities and Core Plus Bond investment teams. Additionally, Mr. Freudenberg is a member of the firm’s Asset Allocation and Manager Review Committees.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement and investment sub-advisory agreements is available in either the Funds’ Annual Report dated October 31, 2017, which covers the period from November 1, 2016 to October 31, 2017, or will be available in the Funds’ Semi-Annual Report dated April 30, 2018, which will cover the period from November 1, 2017 to April 30, 2018.

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Investment Sub-Advisers and Portfolio Managers

Cornerstone acts as the manager of managers of the Funds and is responsible for the investment performance of the Funds since it allocates each Fund’s assets to one or more sub-advisers and recommends their hiring, termination and/or replacement to the Board.

In accordance with the terms of separate investment sub-advisory agreements relating to the respective Funds, and subject to the general supervision of the Board, each sub-adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Cornerstone oversees each sub-adviser to ensure compliance with the Funds’ investment policies and guidelines and monitors each sub-adviser's adherence to its investment style. The Board supervises Cornerstone and each sub-adviser, establishes policies that they must follow in their management activities and oversees the sub-adviser hirings, terminations and/or replacements recommended by Cornerstone.

Multi-Manager Exemptive Order. The Funds and the Adviser obtained an exemptive order from the SEC that permits the Adviser, subject to certain conditions, to select new unaffiliated sub-advisers with the approval of the Board but without obtaining shareholder approval. Any changes to a sub-advisory agreement that would result in an increase in the total management and advisory fees payable by the Fund is required to be approved by the shareholders of that Fund. The order also permits the Adviser to materially change the terms of agreements with the sub-advisers or to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of a sub-advisory agreement. The order also permits the Funds to disclose sub-advisers' fees only in the aggregate in their registration statement. This arrangement has been approved by the Board and each Fund's initial shareholder. Within 90 days of the retention of a new sub-adviser for a Fund, shareholders of the Fund will receive notification of the change.

Information on Sub-Advisory Fees and Total Management Fee. The total management fee shown in each Fund’s Fee Table (in the summary section of this prospectus) is the fee payable by the Fund to the Adviser and the sub-advisers based on the current advisory and sub-advisory fees and the allocation of Fund assets among the sub-advisers during the prior fiscal year. Each sub-adviser (other than BIL, a sub-sub-adviser to the Real Assets Fund) receives a fee from the Fund based on the portion of the Fund’s assets allocated to such sub-adviser. BIL receives its fee from the sub-advisory fee that the Real Assets Fund pays BlackRock. Asset allocations and fees payable to each Fund’s sub-advisers may vary and, consequently, the total management fee payable will fluctuate and may be higher or lower than that shown in each Fund’s Fee Table.

For their services, the Sub-Advisers received the following fees as percentages of each Fund’s average daily net assets (after voluntary waivers) for the fiscal year ended October 31, 2017:

Fund	Fee
Core Plus Bond Fund	0.27%
Global Public Equity Fund	0.63%
Income Opportunities Fund	0.34%
Public Alternatives Fund	0.65%
Real Assets Fund	0.46%

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The following are currently the sub-advisers and their respective portfolio managers responsible for management of each Fund’s assets:

Core Plus Bond Fund

Franklin Advisers, Inc. (“Franklin Advisers”), One Franklin Parkway, San Mateo, California 94403, serves as investment sub-adviser to a portion of the assets of the Core Plus Bond Fund. Franklin Advisers, a California corporation, was founded in 1985 and is an indirect wholly owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2017, Franklin Resources and its affiliates had approximately $753.8 billion in assets under management.

Portfolio Managers:

Michael Hasenstab, Ph.D., Executive Vice President and Chief Investment Officer for Templeton Global Macro, has managed the portion of the Core Plus Bond Fund’s assets allocated to Franklin Advisers since the Fund’s inception. Dr. Hasenstab initially joined Franklin Templeton Investments in July 1995. After a leave of absence to obtain his Doctor of Philosophy (Ph.D.) degree, he rejoined the company in April 2001. Dr. Hasenstab holds a Ph.D. in economics from the Asia Pacific School of Economics and Management at Australian National University, a master's degree in economics of development from the Australian National University, and a B.A. in international relations/political economy from Carleton College in the United States.

Christine Zhu, Portfolio Manager, Vice President and Director of Portfolio Construction and Quantitative Analysis for Templeton Global Macro, has managed the portion of the Core Plus Bond Fund’s assets allocated to Franklin Advisers since the Fund’s inception. Ms. Zhu joined Franklin Templeton in 2007. Ms. Zhu holds an M.B.A. with investment focus from the University of California at Berkeley, and earned her M.S. in computer science and engineering from the University of Notre Dame.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111, serves as investment sub-adviser to a portion of the assets of the Core Plus Bond Fund. Loomis Sayles, a Delaware limited partnership, was formed in 1926 and is a subsidiary of Natixis US, which is part of Natixis Investment Managers. As of December 31, 2017, Loomis Sayles had approximately $268.1 billion in assets under management.

Portfolio Managers:

Peter W. Palfrey, CFA, Vice President, has managed the portion of the Core Plus Bond Fund’s assets allocated to Loomis Sayles since the Fund’s inception. Mr. Palfrey began his investment career in 1983 and joined Loomis Sayles in 2001. Prior to joining Loomis Sayles, he worked for Back Bay Advisors as Senior Vice President and Portfolio Manager, and for MONY Capital Management as Investment Vice President and Portfolio Manager. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University.

Richard G. Raczkowski, Vice President, has managed the portion of the Core Plus Bond Fund’s assets allocated to Loomis Sayles since the Fund’s inception. Mr. Raczkowski began his investment career in 1985 and joined Loomis Sayles in 2001. Prior to Loomis Sayles, he served as Vice President for Back Bay Advisors and was a Senior Consultant at both Hagler Bailly Consulting and EDS Management Consulting/A.T. Kearney. Mr. Raczkowski also worked as an economist and industry analyst for DRI McGraw-Hill. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University.

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Metropolitan West Asset Management LLC (“MetWest”), 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as investment sub-adviser to a portion of the assets of the Core Plus Bond Fund. MetWest, a California limited liability company founded in 1996, is a wholly owned subsidiary of The TCW Group, Inc. (“TCW Group”). TCW Group, including MetWest and TCW Group’s other subsidiaries, had approximately $204.6 billion in assets under management or committed to management, including $171.1 billion of U.S. fixed income investments, as of December 31, 2017.

Portfolio Managers:

Tad Rivelle, Group Managing Director, Chief Investment Officer–Fixed Income and Generalist Portfolio Manager in the U.S. Fixed Income Group, has managed the portion of the Core Plus Bond Fund’s assets allocated to MetWest since the Fund’s inception. Prior to founding MetWest in 1996, Mr. Rivelle was the Co-Director of Fixed Income at Hotchkis & Wiley and a Portfolio Manager at Pacific Investment Management Company LLC (“PIMCO”).

Laird R. Landmann, President and Generalist Portfolio Manager in the U.S. Fixed Income Group, has managed the portion of the Core Plus Bond Fund’s assets allocated to MetWest since the Fund’s inception. Prior to founding MetWest in 1996, Mr. Landmann was a Principal and the Co-Director of Fixed Income at Hotchkis & Wiley. He also served as a Portfolio Manager and Vice President at PIMCO.

Stephen M. Kane, CFA, Group Managing Director and Generalist Portfolio Manager in the U.S. Fixed Income Group, has managed the portion of the Core Plus Bond Fund’s assets allocated to MetWest since the Fund’s inception. Prior to founding MetWest, Mr. Kane was a Fixed Income Portfolio Manager at Hotchkis & Wiley. He also served as a Vice President at PIMCO.

Bryan T. Whalen, CFA, Group Managing Director and Generalist Portfolio Manager in the U.S. Fixed Income Group, has managed the portion of the Core Plus Bond Fund’s assets allocated to MetWest since the Fund’s inception. Prior to joining MetWest in 2009, he was a Director in the Fixed Income Department at Credit Suisse First Boston in New York. He also served as a Vice President at Donaldson, Lufkin & Jenrette.

Prime Advisors, Inc. (“Prime”), 22635 NE Marketplace Drive, Redmond, Washington 98053, serves as investment sub-adviser to a portion of the assets of the Core Plus Bond Fund. Prime, a Washington corporation founded in 1988, is a wholly owned subsidiary of Sun Life Financial. As of December 31, 2017, Prime had approximately $17.1 billion in assets under management.

Portfolio Managers:

Marc W. Tollefson, Senior Vice President and Chief Investment Officer, has managed the portion of the Core Plus Bond Fund’s assets allocated to Prime since the Fund’s inception. Mr. Tollefson joined Prime in 2004. Prior to joining Prime, he was a Manager of Long Municipal Portfolios for Quellos Fixed Income Advisors. Mr. Tollefson received a B.A. in Business Administration from the University of Puget Sound.

Victor Harned, CFA, CMT, Senior Portfolio Strategist, has managed the portion of the Core Plus Bond Fund’s assets allocated to Prime since the Fund’s inception. Mr. Harned joined Prime in 2006. He is a Chartered Financial Analyst charterholder and a Chartered Market Technician. Mr. Harned received a B.A. in Economics from University of New Hampshire and M.B.A. from Suffolk University.

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Mindy Berg, Senior Portfolio Strategist, has managed the portion of the Core Plus Bond Fund’s assets allocated to Prime since the Fund’s inception. Ms. Berg joined Prime in 2000. She is a Registered Investment Advisor Representative. Ms. Berg received a B.A. in Business Administration with concentrations in Finance and Marketing from Gonzaga University.

Steven Sims, Senior Portfolio Strategist, has managed the portion of the Core Plus Bond Fund’s assets allocated to Prime since the Fund’s inception. Mr. Sims joined Prime in 2006. He has over 27 years of investment experience in the fixed income marketplace. Mr. Sims received his undergraduate degree from the University of Washington and an M.B.A. from Seattle University.

Global Public Equity Fund

Acadian Asset Management LLC (“Acadian”), 260 Franklin Street, Boston, Massachusetts 02110, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Acadian, a Delaware limited liability company, was founded in 1986 and is a subsidiary of OMAM Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of OM Asset Management plc, a publicly listed company on the NYSE. As of December 31, 2017, Acadian had approximately $97.7 billion in assets under management.

Portfolio Managers:

John Chisholm, CFA, Co-Chief Executive Officer and Co-Chief Investment Officer, has managed the portion of the assets of the Global Public Equity Fund allocated to Acadian since the Fund’s inception. Mr. Chisholm served as Acadian’s sole Chief Investment Officer from 1998 to 2017, where he oversaw Acadian’s investment process and investment team, and directed Acadian’s portfolio management and research.

Asha Mehta, CFA, Senior Vice President and Portfolio Manager, has managed the portion of the assets of the Global Public Equity Fund allocated to Acadian since the Fund’s inception. Ms. Mehta joined Acadian in 2007. Her responsibilities have included portfolio management, research on responsible investing, stock selection strategies for developing and established markets, and enhancements to the Acadian investment process.

Allianz Global Investors U.S. LLC (“AllianzGI US”), 1633 Broadway New York, New York 10019, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. AllianzGI US, a Delaware limited liability company, was founded in 2009 and is a wholly owned subsidiary of Allianz Asset Management of America LP. Allianz SE, a public company, indirectly holds a controlling interest in Allianz Asset Management of America LP. As of December 31, 2017, AllianzGI US had $108.8 billion in assets under management.

Portfolio Managers:

Robert S. Marren, Managing Director and Portfolio Manager, joined AllianzGI US in 2007 and has managed the portion of the assets of the Global Public Equity Fund allocated to AllianzGI US since the Fund’s inception. Mr. Marren has more than 28 years of investment-industry experience and was previously the director of research and a portfolio manager of micro-cap growth equities for Duncan-Hurst Capital Management. Before that, he was an assistant manager of corporate finance for Hughes Aircraft Company, focusing on debt financing and mergers and acquisitions. Mr. Marren has a B.A. from the University of California, San Diego, and a M.B.A. from Duke University, Fuqua School of Business.

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K. Mathew Axline, CFA, Director and Portfolio Manager, joined AllianzGI US in 2004 and has managed the portion of the assets of the Global Public Equity Fund allocated to AllianzGI US since the Fund’s inception. He has portfolio-management and research responsibilities for the US Small Cap Growth team. Mr. Axline has more than 19 years of investment-industry experience. He was previously an associate with Pescadero Ventures, LLC, a business development manager for Icarian, Inc. and a wealth-management advisor with Merrill Lynch, Pierce, Fenner & Smith. Mr. Axline has a B.S. from The Ohio State University and an M.B.A. from Indiana University’s Kelley School of Business. He is a CFA charterholder.

Stephen W. Lyford, Director and Portfolio Manager, joined AllianzGI US in 2005 and has managed the portion of the assets of the Global Public Equity Fund allocated to AllianzGI US since 2012. He has portfolio-management and research responsibilities for the US Small Cap Growth team. Mr. Lyford has 17 years of investment-industry experience. He was previously a co-analyst for small- and micro-cap portfolios with Duncan-Hurst Capital Management; before that, he worked with Trammel Crow. Mr. Lyford has a B.B.A. and a B.S. from Southern Methodist University, and an M.B.A. from the UCLA Anderson School of Management.

ClariVest Asset Management LLC (“ClariVest”), 3611 Valley Centre Drive, Suite 100, San Diego, California 92130, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. ClariVest, a Delaware limited liability company established in 2006, is majority owned by its employees. Eagle Asset Management holds a 45% interest in ClariVest and may be deemed to control ClariVest. As of December 31, 2017, ClariVest had approximately $7.6 billion in assets under management.

Portfolio Managers:

David R. Vaughn, CFA, Principal and Lead Portfolio Manager, has managed the portion of the Global Public Equity Fund’s assets allocated to ClariVest since 2014. Mr. Vaughn is a founder and owner of ClariVest. Prior to forming ClariVest in March 2006, Mr. Vaughn worked as the portfolio manager for all international and global Systematic strategies at Nicholas-Applegate and was a member of the Systematic investment team that managed over $5 billion in assets at the firm. Previously, Mr. Vaughn worked as a research analyst at Barclays Global Investors and as a research associate at First Quadrant. He holds a Bachelor of Science in Economics from California Institute of Technology and a Master’s in Computational Finance from Carnegie Mellon University.

Alex Turner, CFA, Principal and Portfolio Manager, has managed the portion of the Global Public Equity Fund’s assets allocated to ClariVest since 2014. Prior to joining ClariVest in 2008, Mr. Turner was a Quantitative Analytic Specialist at FactSet Research System. Mr. Turner’s work experience includes roles as a FactSet consultant, an assistant actuary and a technical writer for a technology company. He holds a Bachelor of Science in Business Administration with an emphasis in Finance from University of California, Berkeley.

Priyanshu Mutreja, CFA, Principal and Portfolio Manager, has managed the portion of the Global Public Equity Fund’s assets allocated to ClariVest since 2014. Prior to joining ClariVest in 2009, Mr. Mutreja was an Associate Intern with Citigroup Global Capital Markets Inc. Previously, he worked as a Financial Engineering Intern at Wolverine Trading. Mr. Mutreja earned a Bachelor of Science in Computer Engineering from Valparaiso University and a Masters of Financial Engineering from the Haas School of Business at the University of California, Berkeley.

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Stacey Nutt, Ph.D., Chief Executive Officer, Chief Investment Officer, Principal and Lead Portfolio Manager, has managed the portion of the Global Public Equity Fund’s assets allocated to ClariVest since 2014. Dr. Nutt is a founder and owner of ClariVest. Prior to forming ClariVest in March 2006, Dr. Nutt led Nicholas-Applegate Capital Management’s Systematic investment team. In addition, he was the portfolio manager for Systematic US small-cap strategies and co-manager for the Systematic small/mid (smid) strategy. Before joining Nicholas-Applegate, Dr. Nutt was a research director at Vestek Systems, an innovator in applying technology to help investment professionals make more informed decisions. Earlier, he served as an assistant professor of accounting at Virginia Polytechnic Institute. He received his Bachelor of Science degree from Oral Roberts University and his M.B.A. and Ph.D. from Georgia Institute of Technology.

Cramer Rosenthal McGlynn LLC (“CRM”), 520 Madison Avenue, 20th Floor, New York, New York 10022, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. CRM, a Delaware limited liability company, was established in 1973. WT Investments, Inc., a subsidiary of Wilmington Trust Corporation, owns 88% (77.7% on a fully diluted basis) of CRM. Wilmington Trust Corporation is a wholly owned subsidiary of M&T Bank Corporation. As of December 31, 2017, CRM had approximately $6.74 billion in assets under management.

Portfolio Managers:

Jay Abramson, Chief Executive Officer and Chief Investment Officer, has managed the portion of the assets of the Global Public Equity Fund allocated to CRM since the Fund’s inception. Mr. Abramson has been with CRM since 1985. Prior to CRM, Mr. Abramson earned his CPA. He received a B.S.E. from The Wharton School at the University of Pennsylvania and a J.D. from the University of Pennsylvania Law School. He is a Trustee of the Investment Committee for Montefiore Medical Center and is on the Board of Overseers of the University of Pennsylvania’s School of Design.

Thad Pollock, Vice President, has managed the portion of the assets of the Global Public Equity Fund allocated to CRM since the Fund’s inception. Mr. Pollock joined the firm in 2003. Prior to CRM, he spent three years as an analyst in Corporate Finance at Lehman Brothers. He received a B.S. from Yale University.

Brittain Ezzes, Vice President, has managed the portion of the assets of the Global Public Equity Fund allocated to CRM since 2016. Ms. Ezzes joined the firm in 2010. Prior to CRM, she was an analyst and Managing Director with MissionPoint Capital Partners and Iridian Asset Management, respectively. Ms. Ezzes received a B.A. from Brown University.

Driehaus Capital Management LLC (“Driehaus”), 25 East Erie Street, Chicago, Illinois 60611, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Driehaus, a Delaware limited liability company established in 1982, is controlled by Richard H. Driehaus. The principal nature of Driehaus’ business is investment advisory services. As of December 31, 2017, Driehaus had approximately $8.75 billion in assets under management.

Portfolio Managers:

Howard Schwab, Lead Portfolio Manager, Driehaus Emerging Markets Growth Strategy and Portfolio Manager, Driehaus Emerging Markets Small Cap Growth Strategy, has managed the portion of the assets of the Global Public Equity Fund allocated to Driehaus since the Fund’s inception. Mr. Schwab joined Driehaus Capital Management in 2001. During his tenure with Driehaus, Mr. Schwab was also the co-portfolio manager for the Driehaus Global Growth strategy from 2008 through 2010, and co-portfolio manager for the Driehaus International Small Cap Growth strategy from 2002 through 2014. He received his B.A. in economics from Denison University in 2001.

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Chad Cleaver, CFA, Portfolio Manager, Driehaus Emerging Markets Growth Strategy and Lead Portfolio Manager, Driehaus Emerging Markets Small Cap Growth Strategy, has managed the portion of the assets of the Global Public Equity Fund allocated to Driehaus since the Fund’s inception. Mr. Cleaver began his career with the Board of Governors of the Federal Reserve System and joined Driehaus in 2004. He received his A.B. in economics from Wabash College in 2000 and his M.B.A. from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill in 2004. Mr. Cleaver is a CFA charterholder.

Richard Thies, Portfolio Manager, Driehaus Emerging Markets Growth Strategy and Driehaus Emerging Markets Small Cap Growth Strategy, has managed the portion of the assets of the Global Public Equity Fund allocated to Driehaus since April 30, 2014. Mr. Thies began his career at the International Finance Corporation of the World Bank Group as a consultant for the gender entrepreneurship markets group in 2005. In 2008, Mr. Thies worked for Opportunity International as a proposal writer. He then worked as an associate international economist for The Northern Trust in 2009. He joined Driehaus as a macro analyst in 2011. He received his Bachelor of Arts in international studies from Emory University in 2005 and his Master of Arts degree focused in international political economy from the University of Chicago in 2007.

Trent DeBruin, CFA, Assistant Portfolio Manager, Driehaus Emerging Markets Small Cap Growth Strategy, has managed a portion of the assets of the Global Public Equity Fund allocated to Driehaus since January 31, 2018. Mr. DeBruin joined Driehaus in 2007 as an associate analyst. He received his B.A. in finance from the University of Notre Dame in 2007 and earned his MBA from the University of Chicago Booth School of Business in 2013.

David Mouser, Lead Portfolio Manager, Driehaus International Small Cap Growth Strategy, has managed the portion of the assets of the Global Public Equity Fund allocated to Driehaus since the Fund’s inception. Mr. Mouser joined Driehaus in 1999 as a global research associate and domestic research assistant. Prior to assuming portfolio management responsibilities, he was an analyst on the Micro Cap Growth strategy and the long-short strategy. He received his B.S. in finance from the University of Dayton in 1999.

Dan Burr, Portfolio Manager, Driehaus International Small Cap Growth Strategy, has managed the portion of the assets of the Global Public Equity Fund allocated to Driehaus since April 30, 2014. Mr. Burr began his career at First Manhattan Consulting Group as an analyst from 2000 to 2001. Prior to joining Driehaus in 2013, Mr. Burr worked at Oberweis Asset Management Inc. from 2008 to 2013 and left with the title of senior international equity analyst. He received his B.S. in applied economics and business management from Cornell University in 2000 and completed his MBA in 2006 with concentrations in finance and accounting from the University of Chicago Booth School of Business.

Ryan Carpenter, Assistant Portfolio Manager, Driehaus International Small Cap Growth Strategy, has managed the portion of the assets of the Global Public Equity Fund allocated to Driehaus since the Fund’s inception. Mr. Carpenter began his career at Driehaus as a research intern in 2005. He received his B.A. in finance from the University of Illinois at Chicago in 2007.

Fairpointe Capital LLC (“Fairpointe”), One N. Franklin Street, Suite 3300, Chicago, Illinois 60606, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Fairpointe, a Delaware limited liability company founded in 2011, is 100% employee owned. The firm provides investment advisory services to institutions and individuals. As of December 31, 2017, Fairpointe had approximately $5.4 billion in assets under management.

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Portfolio Managers:

Thyra Zerhusen, Chief Executive Officer and Chief Investment Officer, is the principal founder of Fairpointe and has managed the portion of the assets of the Global Public Equity Fund allocated to Fairpointe since the Fund’s inception. Prior to founding Fairpointe, Ms. Zerhusen was the Chief Investment Officer for Mid-Cap Equities at a predecessor firm beginning in October of 2003. Ms. Zerhusen also spent four years at Talon Asset Management as Senior Vice President and Portfolio Manager, where she began managing the AMG Managers/Fairpointe Mid Cap Fund. Previously, she was employed by The Burridge Group as principal and portfolio manager for a tax-sensitive mid-cap product, and eleven years as Senior Investment Analyst at Sears Investment Management Company. Ms. Zerhusen started her career as an Investment Research Officer at Harris Trust & Savings Bank in Chicago and was responsible for in-depth financial analysis of company fundamentals and industry trends. Ms. Zerhusen received an M.S. from the Swiss Federal Institute of Technology with concentrations in life sciences, biotechnology, and economics. She has an M.A. in Economics from the University of Illinois.

Marie Lorden, Co-Founder and Portfolio Manager, has managed the portion of the assets of the Global Public Equity Fund allocated to Fairpointe since the Fund’s inception. Prior to co-founding Fairpointe, Ms. Lorden served as a member of the Mid-Cap Investment Team for eight years. She co-managed the AMG Managers/Fairpointe Mid Cap Fund, the Parvest Equity USA Mid Cap Fund and institutional and private client accounts, as well as provided research and analysis of existing and potential mid-cap equity holdings. Ms. Lorden held positions specializing in equity product analysis with Zurich Insurance Group, Driehaus Capital Management, and The Burridge Group, where she was responsible for mid-cap equity maintenance research and institutional client service relationships. Previously, she was a Project Manager at Radio Free Europe in Prague, where she was responsible for analysis of registration options for the Radio’s international bureau locations. Ms. Lorden received a B.S. from Elmhurst College and an M.B.A. from the Keller Graduate School of Management.

Mary Pierson, Co-CEO and Portfolio Manager, has managed the portion of the assets of the Global Public Equity Fund allocated to Fairpointe since the Fund’s inception. Prior to co-founding Fairpointe, Ms. Pierson served as a member of the Mid-Cap Investment Team for seven years. She co-managed the AMG Managers/Fairpointe Mid Cap Fund, the Parvest Equity USA Mid Cap Fund and separately managed institutional accounts, as well as provided research and analysis of existing and potential mid-cap equity holdings. Ms. Pierson’s prior experience includes fifteen years with Harris Bancorp and Harris Futures Corporation, a wholly-owned subsidiary of Harris Bancorp. While serving as General Manager at Harris Futures Corporation, she was responsible for managing all aspects of the institution, which operated as a financial futures broker. In prior positions at Harris, Ms. Pierson conducted in-depth international economic research and analysis of foreign exchange exposure issues, along with currency trends and foreign political conditions related to investments. Ms. Pierson received a B.A. in Economics from DePauw University, an M.A. in Economics from Northwestern University, and an M.B.A. in Finance from The University of Chicago.

Harris Associates L.P. (“Harris”), 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Harris, a Delaware limited partnership, is managed by its general partner, Harris Associates, Inc. (“HAI”). Harris and HAI are wholly owned subsidiaries of Natixis Investment Managers, L.P., an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is owned by Natixis, a French investment banking and financial services firm that is principally owned by Groupe BPCE, France’s second largest banking group. As of December 31, 2017, Harris had approximately $140.4 billion in assets under management.

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Portfolio Managers:

David Herro, CFA, Deputy Chairman, Portfolio Manager and Chief Investment Officer of International Equity, has managed the portion of the assets of the Global Public Equity Fund allocated to Harris since the Fund’s inception. Mr. Herro joined Harris in 1992 as a portfolio manager and analyst. Previously, he was an international portfolio manager for the State of Wisconsin Investment Board and The Principal Financial Group. Mr. Herro holds an M.A. in Economics from the University of Wisconsin—Milwaukee (1985) and a B.S. in Business and Economics from the University of Wisconsin—Platteville (1983).

William Nygren, CFA, Vice President, Chief Investment Officer, U.S. Equities, Portfolio Manager and Analyst, has managed the portion of the assets of the Global Public Equity Fund allocated to Harris since the Fund’s inception. Mr. Nygren joined Harris as an analyst in 1983 and was Harris’ Director of Research from September 1990 to March 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Nygren holds an M.S. in Finance from the University of Wisconsin—Madison (1981) and a B.S. in Accounting from the University of Minnesota (1980).

Tony Coniaris, CFA, Co-Chairman, Portfolio Manager and Analyst, has managed the portion of the assets of the Global Public Equity Fund allocated to Harris since 2017. Mr. Coniaris joined Harris as a research associate in 1999. Mr. Coniaris holds an MBA from Northwestern University (2005) and a B.A. in Business/Economics from Wheaton College (1999).

Eric Liu, CFA, Portfolio Manager and Analyst, has managed the portion of the assets of the Global Public Equity Fund allocated to Harris since 2017. Mr. Liu joined Harris as an analyst in 2009. Previously, he was a research associate at Dodge & Cox and an investment banking analyst at Jefferies & Company. Mr. Liu holds an MBA from the University of Chicago (2009) and a B.A. from the University of California – Los Angeles (2001).

LSV Asset Management (“LSV”), 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. LSV is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended. LSV was established in 1994 as a Delaware general partnership to provide active, quantitative value equity management through the application of proprietary models. LSV’s general partners include officers and employees of LSV who collectively own a majority of LSV, and SEI Funds, Inc. SEI Investments Company is the parent of SEI Funds, Inc. As of December 31, 2017, LSV had approximately $118 billion in assets under management.

Portfolio Managers:

Josef Lakonishok, Ph.D., Chief Executive Officer, Chief Investment Officer and Partner, has managed the portion of the assets of the Global Public Equity Fund allocated to LSV since the Fund’s inception. Dr. Lakonishok joined LSV in 1994 and has more than 40 years of investment and research experience. Dr. Lakonishok received a B.A. in Economics and Statistics (1970) and an M.B.A. (1972) from Tel Aviv University. He earned an M.S. in Business Administration (1974) and a Ph.D. in Business Administration (1976) from Cornell University.

Menno Vermeulen, CFA, Partner, has managed the portion of the assets of the Global Public Equity Fund allocated to LSV since the Fund’s inception. Mr. Vermeulen joined LSV in 1994 and has more than 26 years of investment experience. Mr. Vermeulen holds a master’s degree in Econometrics from Erasmus University at Rotterdam.

Puneet Mansharamani, CFA, Partner, has managed the portion of the assets of the Global Public Equity Fund allocated to LSV since the Fund’s inception. Mr. Mansharamani joined LSV in 2000 and has more than 19 years of investment experience. Mr. Mansharamani earned a B.S. in Engineering from Delhi University, Delhi College of Engineering and an M.S. in Engineering at Case Western Reserve University, Case School of Engineering.

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Greg Sleight, Partner, has managed the portion of the assets of the Global Public Equity Fund allocated to LSV since 2014. Mr. Sleight joined LSV in 2006 and has more than 11 years of investment experience. Mr. Sleight earned a B.S. in Material Science & Engineering from the University of Illinois and an M.B.A in Econometrics, Economics & Analytic Finance from the University of Chicago.

Guy Lakonishok, CFA, Partner, has managed the portion of the assets of the Global Public Equity Fund allocated to LSV since 2014. Mr. G. Lakonishok joined LSV in 2009 and has more than 17 years of investment experience. Mr. G. Lakonishok earned a B.S. in Applied Science with a Major in Electrical Engineering from Washington University in St. Louis, and an M.B.A with a dual-concentration in Analytical Finance and Accounting from the University of Chicago.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, Colorado 80202, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Marsico is a Delaware limited liability company established in 1997 and provides investment management services to mutual funds and private accounts. Marsico Group, LLC (“Marsico Group”), a company controlled by employees of Marsico and their family interests, holds 100% of the voting rights and approximately 38% of all common equity interests in another company, Marsico Holdings, LLC ("Marsico Holdings"), which in turn indirectly owns 100% of all common equity interests in Marsico. Marsico Group retains complete voting control over matters pertaining to the ongoing management and day-to-day operations of Marsico through its control of the managing member of Marsico Holdings. As of December 31, 2017, Marsico had approximately $3.03 billion in assets under management.

Portfolio Manager:

Thomas F. Marsico, Chief Investment Officer, Chief Executive Officer and Portfolio Manager, has managed the portion of the Global Public Equity Fund’s assets allocated to Marsico since the Fund’s inception. Mr. Marsico founded Marsico in 1997. He has over 38 years’ experience in money management, including 12 years at the Janus Capital Group. Mr. Marsico is a graduate of the University of Colorado and holds an M.B.A. from the University of Denver.

Numeric Investors LLC (“Numeric”), 470 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02210, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Numeric is a Delaware limited liability company founded in 1989. Numeric is a wholly owned subsidiary of Numeric Midco LLC, which is wholly-owned by Numeric Holdings LLC, both Delaware limited liability companies. Numeric Holdings LLC is a majority-owned indirect subsidiary of Man Group plc. As of December 31, 2017, Numeric had approximately $31.1 billion in assets under management.

Portfolio Managers:

Jayendran Rajamony, Ph.D., CFA, Senior Portfolio Manager and Researcher, has managed the portion of the assets of the Global Public Equity Fund allocated to Numeric since 2013. Dr. Rajamony joined Numeric in 2004 and is a member of the Portfolio Management team. Dr. Rajamony is also a member of Numeric’s Investment Committee. Prior to assuming his current role, he served as a co-portfolio manager of Numeric’s World Market Neutral strategy since its inception in 2006. Dr. Rajamony was also a member of Numeric’s Strategic Alpha Research team and conducted research with a focus on the Low Volatility strategy and Numeric’s value investing process. Before joining Numeric, he worked at Independence Investments in Boston as a quantitative analyst. Earlier, Dr. Rajamony served as a quantitative portfolio manager in the student-run Cayuga M.B.A. hedge fund at Cornell University. Dr. Rajamony received a Bachelor of Technology degree from the Indian Institute of Technology in Kharagpur, India, an M.B.A. with distinction from Cornell University, and a Ph.D. in Physical Oceanography from the University of Rhode Island. He is a member of the Chicago Quantitative Alliance, the CFA Institute and the CFA Society Boston. Dr. Rajamony is a CFA® charterholder.

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Tyler Hayes, Ph.D., Portfolio Manager and Researcher, has managed the portion of the assets of the Global Public Equity Fund allocated to Numeric since 2017. Mr. Hayes joined Numeric in 2017 as a member of the Portfolio Management team. Prior to joining Numeric, he was a Portfolio Manager and Researcher at BlackRock within Scientific Active Equity (“SAE”) on the North American team with a focus on Canadian strategies. Mr. Hayes also contributed to SAE’s Mid Horizon strategies from 2011 to 2017. He began his career with the Quantitative Strategies Research Group at TD Securities in 2007. Mr. Hayes received his bachelor’s and master’s degrees in Geophysics, and his doctorate degree in Geophysics with Scientific Computing, at The University of Western Ontario.

Robert Furdak, CFA, Co-Chief Investment Officer, has managed the portion of the assets of the Global Public Equity Fund allocated to Numeric since 2016. Mr. Furdak was named chief investment officer of Numeric in 2007 and serves as chairman of the Investment Committee. He is also a member of the Man Group Executive Committee. Mr. Furdak joined Numeric in 1997 as director of international strategies and has designed and launched Numeric’s Japanese, European and World strategies. In addition to his CIO role, Mr. Furdak is the head of the U.S./Global Group. Prior to joining Numeric, he was a principal in the Active International Group at State Street Global Advisors. During his eight years there, Mr. Furdak performed quantitative research on country, currency and stock-selection strategies in the international markets and was the principal architect of State Street’s active emerging markets investment process. Mr. Furdak received a B.B.A. in finance from the University of Michigan and earned an M.B.A. in finance at the University of Chicago. Mr. Furdak is a CFA® charterholder.

Jeremy Wee, CFA, Portfolio Manager and Researcher, has co-managed the portion of the assets of the Global Public Equity Fund allocated to Numeric since 2014. Mr. Wee joined Numeric in 2014 and is a member of the Portfolio Management team. Before coming to Numeric, he was a portfolio manager at Batterymarch Financial Management for the Emerging Markets and Global Managed Volatility strategies from 2012 to 2014. Prior to that, Mr. Wee held portfolio management and quantitative research roles at Blackstone from 2006 to 2011 and Citigroup Asset Management from 2001 to 2006. He received a bachelor’s degree in computer engineering from the University of Michigan and an M.B.A. from the Massachusetts Institute of Technology Sloan School of Management. Mr. Wee is a CFA® charterholder.

Parametric Portfolio Associates® LLC (“Parametric”), 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Parametric is a Seattle, Washington based investment manager that has been providing investment advisory services since its formation in 1987. Parametric serves its clients through Investment Centers located in Seattle, WA, Minneapolis, MN and Westport, CT. In addition, in order to meet the needs of its clients, Parametric has offices in Boston, MA and Sydney, Australia. Parametric is a majority-owned indirect subsidiary of Eaton Vance Corp. (“EVC”), a publicly held company that is traded on the New York Stock Exchange under the ticker symbol EV. As of December 31, 2017, Parametric’s assets under management totaled approximately $230.1 billion.

Portfolio Managers:

Thomas Seto, Head of Investment Management – Seattle Investment Center, has managed the portion of the Global Public Equity Fund’s assets allocated to Parametric since the Fund’s inception. Mr. Seto is responsible for all portfolio management and trading at the Seattle Investment Center, and is a member of the Enterprise Management Committee. Prior to joining Parametric in 1998, Thomas served as the Head of U.S. Equity Index Investments at Barclay’s Global Investors. He holds an M.B.A. in Finance from the University of Chicago Booth School of Business, and a B.S. in Electrical Engineering from the University of Washington.

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Paul Bouchey, CFA, Chief Investment Officer – Seattle Investment Center, has managed the portion of the Global Public Equity Fund’s assets allocated to Parametric since 2014. Mr. Bouchey leads Parametric’s Investment, Research and Strategy activities. He is responsible for setting the overall research agenda and new product development. Prior to joining Parametric, Paul was a senior researcher at Russell Investment Group, where he focused on simulation, optimization, and quantitative decision models for institutional and private clients. He holds a patent on cross-sectional volatility indexing and has authored more than 10 academic and practitioner articles in journals such as The Journal of Portfolio Management, The Journal of Wealth Management, and The Journal of Index Investing. Paul graduated with a B.A. in mathematics and physics from Whitman College and earned an M.S. in Computational Finance and Risk Management from the University of Washington. He holds the Chartered Financial Analyst designation.

Phocas Financial Corporation (“Phocas”), 980 Atlantic Avenue, Suite 106, Alameda, California 94501, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Phocas, a California corporation established in 2005, is employee-owned. As of December 31, 2017, Phocas had approximately $1.2 billion in assets under management.

Portfolio Managers:

William Schaff, Chief Executive Officer and President, has managed the portion of the Global Public Equity Fund’s assets allocated to Phocas since the Fund’s inception. Mr. Schaff joined Phocas in 2005. Prior to joining Phocas, Mr. Schaff was President of Bay Isle, Portfolio Manager at Janus Capital Management and Lead Portfolio Manager at the Undiscovered Managers organization. He earned an M.S. in Engineering from the University of California, Davis. He also holds the Chartered Financial Analyst designation, and is a member of the Security Analysts of San Francisco.

Steve Block, Portfolio Manager, has managed the portion of the Global Public Equity Fund’s assets allocated to Phocas since the Fund’s inception. Mr. Block joined Phocas in 2005. Prior to joining Phocas, he worked with Bay Isle, where he held several positions. Prior to joining Bay Isle, Mr. Block served as Senior Financial Analyst for two years at M&T Bank. In addition, he spent three years as an employee benefit plan Actuarial Consultant for Howard Johnson & Company. Mr. Block received his M.B.A. from the University of Michigan's Ross School of Business in Accounting and Finance. He received his B.A. in Quantitative Economic Decision Science from University of California, San Diego. Mr. Block holds the Chartered Financial Analyst designation, and is a member of the Security Analysts of San Francisco.

Robert W. Baird & Co. Incorporated (“Baird”), 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Established in 1919, Baird provides discretionary asset management and other investment advisory services to institutional and individual clients and serves as investment adviser or sub-adviser to equity and fixed income mutual funds. Baird is owned indirectly by its employees through Baird Financial Group, Inc. (“BFG”), the ultimate parent company of Baird. As of December 31, 2017, Baird had approximately $96.2 billion in assets under discretionary management.

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Portfolio Manager:

Brian Beitner, CFA has managed the portion of the assets of the Global Public Equity Fund allocated to Baird since 2014. Mr. Beitner is a Managing Director of Baird and Managing Partner of its Chautauqua Capital Management division. Prior to joining Baird in 2016, Mr. Beitner was the principal owner and managing partner of Chautauqua Capital Management, LLC.

Thornburg Investment Management, Inc. (“TIM”), 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. TIM was incorporated in Delaware in 1982 and is an independent, privately-held, employee-owned organization. As of December 31, 2017, thirty-eight of the firm’s professionals (approximately 18% of the firm’s employees) share in the ownership of the firm, nineteen of whom are investment professionals. TIM has both voting and non-voting shares. Garrett Thornburg owns 100% of the voting shares and Thornburg family members, including family member revocable trusts, beneficially own 29.41%. Thornburg irrevocable family trusts beneficially own 43.78%. Other TIM employees, in aggregate beneficially own 26.81%. As of December 31, 2017, TIM had approximately $49 billion in assets under management.

Portfolio Managers:

Brian J. McMahon, Vice Chairman and Chief Investment Officer, has managed the portion of the Global Public Equity Fund’s assets allocated to TIM since the Fund’s inception. Mr. McMahon joined TIM in 1984 as Chief Investment Officer and was named President of TIM in 1997 and CEO in 2008. In 2016, Mr. McMahon was promoted to Vice Chairman. Prior to his time at TIM, he worked at Norwest Bank. He holds an M.B.A. from Dartmouth College’s Tuck School of Business and a B.A. in Economics and Russian Studies from the University of Virginia.

W. Vinson Walden, CFA, Portfolio Manager, Managing Director, has managed the portion of the Global Public Equity Fund’s assets allocated to TIM since the Fund’s inception. Mr. Walden joined TIM as an Associate Portfolio Manager in 2002. He was named Managing Director in 2005 and was promoted to Portfolio Manager in 2006. Prior to joining TIM, Mr. Walden served as an Associate for Lehman Brothers in New York City. Mr. Walden holds a B.S. from Boston University and an M.B.A. from Columbia University. He is a CFA charterholder.

Income Opportunities Fund

Allianz Global Investors U.S. LLC (“AllianzGI US”), 1633 Broadway New York, New York 10019, serves as investment sub-adviser to a portion of the assets of the Income Opportunities Fund. AllianzGI US, a Delaware limited liability company, was founded in 2009 and is a wholly owned subsidiary of Allianz Asset Management of America LP. Allianz SE, a public company, indirectly holds a controlling interest in Allianz Asset Management of America LP. As of December 31, 2017, AllianzGI US had approximately $108.8 billion in assets under management.

Portfolio Manager:

Justin Kass, CFA, Managing Director and Portfolio Manager, joined AllianzGI US in 2000 and has managed the portion of the assets of the Income Opportunities Fund allocated to AllianzGI US since 2017. He has portfolio management and research responsibilities for the Income and Growth Strategies team. Mr. Kass has 21 years of investment-industry experience. He has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management.

OFI SteelPath, Inc. (“OFI SteelPath”), 2100 McKinney Avenue, Suite 1401, Dallas, TX 75201, serves as investment sub-adviser to a portion of the assets of the Income Opportunities Fund. OFI SteelPath, a Delaware corporation, is a successor to SteelPath Capital Management, LLC and SteelPath Fund Advisors, LLC, which were established in 2004 and 2009, respectively. OFI SteelPath is a wholly-owned subsidiary of OppenheimerFunds, Inc., and also advises individuals, financial institutions, private equity funds and other pooled investment vehicles. As of December 31, 2017, OFI SteelPath had approximately $10.32 billion in assets under management.

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Portfolio Managers:

Stuart Cartner, Senior Vice President and Senior Portfolio Manager of OFI SteelPath, has managed the portion of the Income Opportunities Fund’s assets allocated to OFI SteelPath since the Fund’s inception. Mr. Cartner joined SteelPath in April of 2007. Prior to that, he was a Vice President in the Private Wealth Management Division of Goldman, Sachs & Co. from 1988 to 2007.

Brian Watson, CFA, Senior Vice President and Senior Portfolio Manager of OFI SteelPath, has managed the portion of the Income Opportunities Fund’s assets allocated to OFI SteelPath since the Fund’s inception. Mr. Watson joined SteelPath in July of 2009. Prior to that, he was a portfolio manager at Swank Capital LLC, a Dallas, Texas based investment firm.

Strategic Income Management, LLC (“SiM”), 1200 Westlake Ave N, Suite 713, Seattle, Washington 98109, serves as investment sub-adviser to a portion of the assets of the Income Opportunities Fund. SiM, a Washington limited liability company, was founded in 2010 and is owned by Gary J. Pokrzywinski, Brian Placzek, Tim Black and Ryan Larson. As of December 31, 2017, SiM had approximately $1.4 billion in assets under management.

Portfolio Managers:

Gary J. Pokrzywinski, CFA, President and Lead High Yield Portfolio Manager, has managed the portion of the assets of the Income Opportunities Fund allocated to SiM since 2013. Prior to co-founding SiM in 2010, Mr. Pokrzywinski was the Chief Investment Officer and a High Yield Portfolio Manager for Edge Asset Management and its predecessor. He has over 30 years of experience in the fixed income financial markets. Mr. Pokrzywinski received a bachelor's degree in finance and management information systems from the University of Wisconsin - Milwaukee.

Brian L. Placzek, CFA, Executive Vice President and High Yield Portfolio Manager, has managed the portion of the assets of the Income Opportunities Fund allocated to SiM since 2013. Prior to joining SiM in 2010, Mr. Placzek was Head of Fixed Income/Research at Edge Asset Management and its predecessor. Mr. Placzek has over 30 years of experience in investment management and financial analysis. He received a bachelor's degree in liberal arts from Seattle University.

Public Alternatives Fund

AJO, LP (“AJO”), 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as investment sub-adviser to a portion of the assets of the Public Alternatives Fund. AJO, a Delaware limited partnership founded in 1984, is 100% owned by current and former employees. As of December 31, 2017, AJO had approximately $27 billion in assets under management.

Portfolio Managers:

Theodore R. Aronson, CFA, CIC, Managing Principal, has managed the portion of the assets of the Public Alternatives Fund allocated to AJO since 2017. Mr. Aronson has been a portfolio manager and the managing principal of AJO since he founded the firm in 1984. Mr. Aronson is a registered principal and associated person with the National Futures Association.

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Stefani Cranston, CFA, CPA, Principal, has managed the portion of the assets of the Public Alternatives Fund allocated to AJO since 2017. Ms. Cranston has been a portfolio manager and financial accountant with AJO since 1991. Ms. Cranston is a registered principal and associated person with the National Futures Association.

Gina Marie N. Moore, CFA, Principal, has managed the portion of the assets of the Public Alternatives Fund allocated to AJO since 2017. Ms. Moore has been a portfolio manager and research analyst with AJO since 1998. Ms. Moore is a registered principal and associated person with the National Futures Association.

Gregory J. Rogers, CFA, Principal, has managed the portion of the assets of the Public Alternatives Fund allocated to AJO since 2017. Mr. Rogers has been a trader and a portfolio manager with AJO since 1993. Mr. Rogers is a registered principal and associated person with the National Futures Association.

Christopher J. W. Whitehead, CFA, Principal, has managed the portion of the assets of the Public Alternatives Fund allocated to AJO since 2017. Mr. Whitehead has been a portfolio manager and research analyst with AJO since 2004.

ClariVest Asset Management LLC (“ClariVest”), 3611 Valley Centre Drive, Suite 100, San Diego, California 92130, serves as investment sub-adviser to a portion of the assets of the Public Alternatives Fund. ClariVest, a Delaware limited liability company established in 2006, is majority owned by its employees. Eagle Asset Management holds a 45% interest in ClariVest and may be deemed to control ClariVest. As of December 31, 2017, ClariVest had approximately $7.6 billion in assets under management.

Portfolio Managers:

Todd Wolter, CFA, Principal and Lead Portfolio Manager, has managed the portion of the Public Alternatives Fund’s assets allocated to ClariVest since the Fund’s inception. Mr. Wolter is a founder and owner of ClariVest. Prior to forming ClariVest in March 2006, Mr. Wolter was a Portfolio Manager at Nicholas-Applegate Capital Management, where he worked from 2000 to 2006. Mr. Wolter started his career as a Risk Analyst with Credit Suisse Asset Management in 1999. He holds a Bachelor's in Economics from the University of Southern California (1995) and an M.B.A. (1999) from the University of California, Irvine.

Michael Waterman, CFA, Principal and Portfolio Manager, has managed the portion of the Public Alternatives Fund’s assets allocated to ClariVest since the Fund’s inception. Mr. Waterman joined ClariVest in July 2006. Prior to 2006, Michael Waterman served as a Market Research Analyst at Nicholas-Applegate, conducting research and providing analytics to the entire firm. He earned his B.S. in Management Science from the University of California San Diego, and a Masters in Finance (MiF) from London Business School.

Stacey Nutt, Ph.D., Chief Executive Officer, Chief Investment Officer, Principal and Lead Portfolio Manager, has managed the portion of the Public Alternatives Fund’s assets allocated to ClariVest since 2013. Dr. Nutt is a founder and owner of ClariVest. Prior to forming ClariVest in March 2006, Dr. Nutt led Nicholas-Applegate Capital Management’s Systematic investment team. In addition, he was the portfolio manager for Systematic US small-cap strategies and co-manager for the Systematic small/mid (smid) strategy. Before joining Nicholas-Applegate, Dr. Nutt was a research director at Vestek Systems, an innovator in applying technology to help investment professionals make more informed decisions. Earlier, he served as an assistant professor of accounting at Virginia Polytechnic Institute. He received his Bachelor of Science degree from Oral Roberts University and his M.B.A. and Ph.D. from Georgia Institute of Technology.

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Numeric Investors LLC (“Numeric”), 470 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02210, serves as investment sub-adviser to a portion of the assets of the Public Alternatives Fund. Numeric is a Delaware limited liability company founded in 1989. Numeric is a wholly owned subsidiary of Numeric Midco LLC, which is wholly-owned by Numeric Holdings LLC, both Delaware limited liability companies. Numeric Holdings LLC is a majority-owned indirect subsidiary of Man Group plc. As of December 31, 2017, Numeric had approximately $31.1 billion in assets under management.

Portfolio Managers:

Paul Pflugfelder, Co-Head of Hedge Fund Strategies, has co-managed the portion of the assets of the Public Alternatives Fund allocated to Numeric since 2016. Mr. Pflugfelder is responsible for the day-to-day management of Numeric’s hedged offerings, including Numeric’s market neutral strategies. Mr. Pflugfelder is also a member of Numeric’s Investment Committee. Previously, Mr. Pflugfelder served as the head of the Portfolio Implementation and Research team at Numeric from 2009 to 2015. Mr. Pflugfelder joined Numeric in 1996 where he served in several roles, including management of market neutral strategies and director of trading, Mr. Pflugfelder left Numeric in 2000 to join Barclays Global Investors (BGI). While at BGI, Mr. Pflugfelder managed a US Market Neutral strategy for seven years. He re-joined Numeric in 2007. He received a Bachelor of Arts degree in economics from St. Bonaventure University, and a Master of Arts degree in economics from Trinity College.

Bingcheng Yan, Ph.D, CFA, Co-Head of Hedge Fund Strategies, has co-managed the portion of the assets of the Public Alternatives Fund allocated to Numeric since 2016. Mr. Yan is responsible for the day-to-day management of Numeric’s hedged offerings. He is also a member of the Strategic Alpha Research team, where he contributes to alpha innovations in areas such as informed investor behavior, earnings momentum, and industry specific models. He joined Numeric in April 2008. Prior to joining Numeric, Mr. Yan was a portfolio manager with the US Market Neutral Equity strategies of Barclays Global Investors in San Francisco. He previously worked as a research consultant for Lehman Brothers and developed quantitative models for high frequency trading in foreign exchange and treasury markets. Mr. Yan received a bachelor’s degree in economics from Nanjing University in China and a doctorate and a master’s degree in economics from the University of Washington.

Kirsten Syverson, CFA, Portfolio Manager and Researcher, has co-managed the portion of the assets of the Public Alternatives Fund allocated to Numeric since 2015. Ms. Syverson is currently a portfolio manager and researcher on the Hedge Fund team. During her time at Numeric, she developed new alpha signals as part of the Strategic Alpha Research team and led a team redesigning Numeric’s alpha and data platforms for global model development as director of alpha technology. Prior to joining Numeric in 1998, Ms. Syverson was a senior consultant at Monitor Company, a business strategy firm in Boston, and an instructor at the John F. Kennedy School of Government at Harvard University, where she taught a graduate course in mathematical methods for public managers. She received a bachelor’s degree in mathematics, economics and computer science from Lawrence University and a master’s degree in industrial and operations engineering from the University of Michigan. Ms. Syverson is a CFA® charterholder.

Wells Fargo Portfolio Risk Advisors (“WFPRA”), A Division of Structured Asset Investors, LLC (“SAI, LLC”), 375 Park Avenue, 4th Floor, New York, NY 10152, serves as investment sub-adviser to a portion of the assets of the Public Alternatives Fund. As of December 31, 2017, SAI, LLC had approximately $438 million in assets under management, of which $438 million was managed by WFPRA.

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Portfolio Managers:

Benjamin R. Adams, CFA, CIO, Portfolio Manager, has managed the portion of the assets of the Public Alternatives Fund allocated to WFPRA since 2014. Mr. Adams joined WFPRA in 2011. Prior to that, he was Portfolio Manager at Tower Capital beginning in 2004.

Philip S. Douthit, Head of Quantitative Analytics and Technology and Portfolio Manager, has managed the portion of the assets of the Public Alternatives Fund allocated to WFPRA since 2014. Mr. Douthit joined WFPRA in 2011. Prior to that, he was Director of Research at Tower Capital beginning in 2004.

Real Assets Fund

BlackRock Financial Management, Inc. (“BlackRock”), 55 East 52nd Street New York, New York 10055, is a Delaware corporation that serves as investment sub-adviser to a portion of the assets of the Real Assets Fund. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., a Delaware corporation which was established in 1988. As of September 30, 2017, The PNC Financial Services Group, Inc. (“PNC”) owned 21.9% of BlackRock, Inc. and institutional investors, employees and the public held economic interest of 78.1%. With regard to BlackRock Inc.’s voting stock, PNC owned 21.4% and institutional investors, employees and the public owned 78.6% of voting shares. As of December 31, 2016, BlackRock had approximately $632.1 billion in assets under management.

Portfolio Manager:

Martin Hegarty, Managing Director/Head of Inflation-Linked Bond Portfolios within BlackRock's Global Fixed Income group, has managed the portion of the Real Assets Fund’s assets allocated to BlackRock since the Fund’s inception. Mr. Hegarty joined Blackrock in 2010. Prior to joining BlackRock, Mr. Hegarty was a Director at Bank of America Merrill Lynch. Prior to joining Bank of America Merrill Lynch in 2003, he was an Associate at Merrill Lynch in the Global Rates and Currencies Unit in London. Mr. Hegarty earned a B.S., with honors, in Economics from Rhodes University, South Africa in 1997.

BlackRock International Limited (“BIL”) (Sub-Sub-Adviser), Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland, is a corporation organized under the laws of Scotland that serves as investment sub-sub-adviser to the Real Assets Fund. BIL is a wholly-owned indirect subsidiary of BlackRock, Inc., a Delaware corporation which was established in 1988. As of December 31, 2016, BIL had approximately $16.5 billion in assets under management.

Portfolio Manager:

Christopher Allen, Managing Director and Portfolio Manager, has served as a portfolio manager of the Real Assets Fund since 2017. Mr. Allen joined BIL in 2006. Prior to joining BIL, Mr. Allen was a member of the Euro Fixed Income team at Merrill Lynch Investment Managers. Mr. Allen earned an M.A., with first class honors, in Mathematics from Oxford University in 2004.

Kayne Anderson Capital Advisors, L.P. (“KACALP”), 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067, serves as investment sub-adviser to a portion of the assets of the Real Assets Fund. KACALP, a California limited partnership established in 1984, is entirely owned by its investment professionals and management. As of December 31, 2017, KACALP had approximately $25.8 billion in assets under management.

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Portfolio Manager:

John (J.C.) Frey, Managing Partner and Portfolio Manager, has managed the portion of the Real Assets Fund’s assets allocated to KACALP since the Fund’s inception. Mr. Frey joined KACALP in 1997. Prior to joining KACALP, Mr. Frey was an audit manager in KPMG Peat Marwick's financial services group. Mr. Frey is a Certified Public Accountant. He earned a B.S. in Accounting from Loyola Marymount University in 1990 and a Master of Taxation from the University of Southern California in 1991.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Purchasing and Selling Fund Shares

This section tells you how to purchase and sell (sometimes called “redeem”) Institutional Shares of the Funds.

Institutional Shares are for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Purchase Fund Shares

Shares of the Funds are offered exclusively to certain advisory clients of the Adviser.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

General Information

You may purchase shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. Each Fund’s price per share will be the NAV per share next determined after the Fund or authorized institution receives your purchase order in proper form. Proper form means that the Funds were provided a complete and signed account application, including the investor’s social security number, tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of the Funds’ assets may change on days when you are unable to purchase or redeem shares.

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Buying or Selling Shares through a Financial Intermediary

When you purchase or sell Fund shares through a financial intermediary (rather than directly from a Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time the Funds calculate their NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Funds Calculate NAV

The NAV of each Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Funds’ Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Funds’ Fair Value Pricing Committee, members of which are appointed by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

The respective prospectuses for the Underlying Funds in which the Funds invest explain the circumstances in which the Underlying Funds will use fair value pricing and the effect of fair value pricing.

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There may be limited circumstances in which the Funds would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, or securities market movements in the United States, or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds may use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security if a quotation is readily available, or may be based upon the values of securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV.

Other assets for which market quotations are not readily available or reasonably believed to be unreliable will be valued at their fair value as determined in good faith by or under the direction of the Board.

Purchases In-Kind

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

You can open an account with the Funds with a minimum initial investment of $2,000. There is no minimum for subsequent investments. Each Fund reserves the right to waive or reduce the minimum initial investment amount in its sole discretion.

Fund Codes

The reference information listed below will be helpful to you when you contact the Funds to purchase Institutional Shares of a Fund, check daily NAV or obtain additional information.

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Fund Name	Ticker Symbol	CUSIP	Fund Code
Core Plus Bond Fund	CACTX	0075W0 445	6534
Global Public Equity Fund	CAGLX	00769G 634	6530
Income Opportunities Fund	CAIOX	00769G 626	6531
Public Alternatives Fund	CAALX	00769G 618	6532
Real Assets Fund	CAREX	00769G 592	6533

How to Sell Your Fund Shares

Shares can only be redeemed by contacting your client service manager or calling 1-888-762-1442.

The sale price will be the NAV next determined after the Funds receive your request.

Receiving Your Money

Normally, the Funds will send your sale proceeds within one Business Day after they receive your redemption request. The Funds, however, may take up to seven days to pay redemption proceeds.

A Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, a Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

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Payments to Financial Intermediaries

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Shareholder Servicing Plan

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.05% based on the average daily net assets of the Funds. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

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Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. Although the Funds have procedures designed to determine the fair value of foreign securities for purposes of calculating their NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Funds may invest in micro-, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, these Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•	Shareholders are restricted from making more than four (4) “round trips” into or out of any Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase orders. The Funds define a “round trip” as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	Each Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur.

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Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be accepted and your order will be processed at the next-determined NAV per share.

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The Funds reserve the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities and has appointed an anti-money laundering officer to monitor the Funds’ compliance with the program. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder's financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-888-762-1442.

Dividends and Distributions

The Core Plus Bond Fund will distribute its net investment income monthly and make distributions of its net realized capital gains, if any, at least annually. The Global Public Equity Fund and the Public Alternatives Fund will distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Income Opportunities Fund and the Real Assets Fund will distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

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You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important U.S. federal income tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to RICs, such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of a Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains, but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions reported by a Fund as long-term capital gains distributions and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals of 20% (lower rates apply to individuals in lower tax brackets). It is currently not anticipated that distributions by the Income Opportunities Fund, the Core Plus Bond Fund, and the Real Assets Fund will be eligible for the reduced tax rates applicable to qualified dividend income. It is currently not anticipated that distributions by the Income Opportunities Fund, the Core Plus Bond Fund, and the Real Assets Fund will be eligible for the reduced tax rates applicable to qualified dividend income. Once a year, the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Funds from U.S. corporations, subject to certain limitations.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

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Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short term capital gain or loss if you held the shares for 12 months or less or a long term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Distributions paid in January but declared by the Funds in October, November or December of the previous year will be taxable to you in the previous year.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, a Fund will use the average cost basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because the Funds may invest in foreign securities they may be subject to foreign withholding taxes with respect to dividends or interest that a Fund receives from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The Income Opportunities Fund and the Real Assets Fund may invest in certain MLPs which may be treated as QPTPs. In order to qualify as a RIC, a Fund must, among other requirements described in the SAI, meet certain requirements with respect to the diversification of its assets. A Fund’s investment in one or more of such QPTPs is limited under such diversification requirement to no more than 25% of the value of such Fund’s assets.

The Tax Act treats “qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code as eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a QPTP as defined for purposes of the immediately preceding paragraph. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable a Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.

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Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Financial Highlights

The tables that follow present performance information about the Funds. The information is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rates that you would have earned (or lost) on an investment in the Funds, assuming you reinvested all of your dividends and distributions. The information provided below has been audited by Deloitte & Touche LLP, independent registered public accounting firm for the Funds. The financial statements and the report of Deloitte & Touche LLP are included in the 2017 Annual Report of the Funds, which is available upon request by calling 1-888-762-1442.

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For the year or period ended October 31,

For a share outstanding throughout the period

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including dividend expense, broker fees, interest on short sales and commission recapture)	Ratio of Expenses to Average Net Assets (including dividend expense, broker fees and interest on short sales, excluding commission recapture)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover†
Global Public Equity Fund
2017	$11.58	$0.14	$2.79	$2.93	$(0.12)	$—	$—	$(0.12)	$14.39	25.56%	$1,104,013	0.87%	0.87%	1.10%	52%
2016	$12.25	$0.13	$0.12	$0.25	$(0.16)	$(0.76)	$—	$(0.92)	$11.58	2.40%	$885,020	0.91%	0.91%	1.19%	49%
2015	$13.16	$0.12	$0.06	$0.18	$(0.14)	$(0.95)	$—	$(1.09)	$12.25	1.39%	$853,142	0.93%	0.94%	0.93%	74%
2014	$12.85	$0.13	$0.85	$0.98	$(0.14)	$(0.53)	$—	$(0.67)	$13.16	7.96%	$802,723	0.94%	0.95%	0.97%	75%
2013	$10.22	$0.13	$2.59	$2.72	$(0.05)	$(0.04)	$—	$(0.09)	$12.85	26.84%	$732,239	0.97%	0.98%	1.11%	82%

Income Opportunities Fund
2017	$9.12	$0.45	$0.21	$0.66	$(0.43)	$—	$—	$(0.43)	$9.35	7.28%	$215,640	0.59%	0.59%	4.80%	50%
2016	$9.22	$0.47	$—	$0.47	$(0.40)	$(0.14)	$(0.03)	$(0.57)	$9.12	5.72%	$191,509	0.58%	0.58%	5.44%	35%
2015	$10.91	$0.42	$(1.71)	$(1.29)	$(0.40)	$—	$—	$(0.40)	$9.22	(12.00)%	$163,365	0.54%	0.54%	4.16%	22%
2014	$10.94	$0.48	$0.34	$0.82	$(0.60)	$(0.20)	$(0.05)	$(0.85)	$10.91	7.73%	$163,177	0.55%	0.55%	4.40%	17%
2013	$10.12	$0.51	$0.82	$1.33	$(0.51)	$— **	$—	$(0.51)	$10.94	13.42%	$144,207	0.50%	0.52%	4.76%	63%

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Public Alternatives Fund
2017	$9.94	$0.02	$0.44	$0.46	$(0.05)	$(0.19)	$—	$(0.24)	$10.16	4.78%	$566,273	1.50%‡	1.50%	0.23%	117%
2016	$10.51	$0.14	$(0.13)	$0.01	$(0.18)	$(0.40)	$—	$(0.58)	$9.94	0.18%	$488,391	1.58%‡	1.58%	1.37%	92%
2015	$10.45	$0.24	$0.29	$0.53	$(0.37)	$(0.10)	$—	$(0.47)	$10.51	5.16%	$480,135	1.78%‡	1.78%	2.33%	117%
2014	$10.17	$0.21	$0.29	$0.50	$(0.22)	$—	$—	$(0.22)	$10.45	4.98%	$430,073	1.03%‡	1.03%	2.10%	153%
2013	$9.97	$0.06	$0.24	$0.30	$(0.10)	$—	$—	$(0.10)	$10.17	3.02%	$353,176	1.05%‡	1.05%	0.60%	109%

Real Assets Fund
2017	$7.85	$0.31	$(0.10)	$0.21	$(0.19)	$—	$(0.08)	$(0.27)	$7.79	2.71%	$205,626	0.67%	0.67%	3.95%	30%
2016	$7.75	$0.12	$0.07	$0.19	$— **	$—	$(0.09)	$(0.09)	$7.85	2.46%	$185,519	0.73%	0.73%	1.65%	36%
2015	$9.81	$0.15	$(2.04)	$(1.89)	$(0.05)	$—	$(0.12)	$(0.17)	$7.75	(19.43)%	$153,332	0.73%	0.73%	1.71%	55%
2014	$9.71	$0.20	$0.28	$0.48	$(0.14)	$(0.07)	$(0.17)	$(0.38)	$9.81	4.94%	$156,142	0.74%	0.74%	1.96%	81%
2013	$10.05	$0.17	$(0.32)	$(0.15)	$(0.18)	$(0.01)	$—	$(0.19)	$9.71	(1.45)%	$133,602	0.78%	0.78%	1.78%	50%

Core Plus Bond Fund
2017	$9.96	$0.25	$— **	$0.25	$(0.20)	$—	$—	$(0.20)	$10.01	2.57%	$438,370	0.52%	0.52%	2.53%	179%
2016#	$10.00	$0.03	$(0.04)	$(0.01)	$(0.03)	$—	$—	$(0.03)	$9.96	(0.10)%	$395,710	0.60%	0.60%	1.94%	72%

#	The Fund commenced operations on August 30, 2016. All ratios for the period have been annualized.
*	Per share data calculated using average shares.
**	Amount represents less than $0.01
†	Total return and portfolio turnover rates are for the period indicated and have not been annualized.
‡	Excluding dividend expense, broker fees, and interest on short sales, the ratio of expenses to average net assets would have been 0.90%, 0.94%, 0.96%, 0.63% and 0.67%, respectively.

Amounts designated as (“—”) are $0.0.

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The Advisors’ Inner Circle Fund

CORNERSTONE ADVISORS FUNDS

Investment Adviser

Cornerstone Advisors, Inc.

225 108th Avenue NE, Suite 400

Bellevue, Washington 98004-5782

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about the Funds and The Advisors’ Inner Circle Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on the Funds’ performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-888-762-1442

By Mail:	Cornerstone Funds

c/o DST Systems, Inc.

P.O. Box 219009

Kansas City, Missouri 64121-9009

By Internet:	The Funds do not have a website, but you can obtain the SAI, Annual or Semi-Annual Report by mail or telephone.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports for the Funds, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors’ Inner Circle Fund’s Investment Company Act registration number is 811-06400.

STATEMENT OF ADDITIONAL INFORMATION

CORNERSTONE ADVISORS CORE PLUS BOND FUND

(Ticker Symbol: cactx)

CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND

(Ticker Symbol: caglx)

CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND

(Ticker Symbol: caiox)

CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND

(Ticker Symbol: caalx)

CORNERSTONE ADVISORS REAL ASSETS FUND

(Ticker Symbol: carex)

each, a series of THE ADVISORS’ INNER CIRCLE FUND

INSTITUTIONAL SHARES

March 1, 2018

Investment Adviser:

CORNERSTONE ADVISORS, INC.

Investment Sub-Advisers:

Acadian Asset Management LLC

AJO, LP

Allianz Global Investors U.S. LLC

BlackRock Financial Management, Inc.

BlackRock International Limited (Sub-Sub-Adviser)

ClariVest Asset Management LLC

Cramer Rosenthal McGlynn LLC

Driehaus Capital Management LLC

Fairpointe Capital LLC

Franklin Advisers, Inc.

Harris Associates L.P.

Kayne Anderson Capital Advisors, L.P.

Loomis, Sayles & Company, L.P.

LSV Asset Management

Marsico Capital Management, LLC

Metropolitan West Asset Management, LLC

Numeric Investors LLC

OFI SteelPath Inc.

Parametric Portfolio Associates® LLC

Phocas Financial Corporation

Prime Advisors, Inc.

Robert W. Baird & Co. Incorporated

Strategic Income Management, LLC

Thornburg Investment Management, Inc.

Wells Fargo Portfolio Risk Advisors

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the Cornerstone Advisors Core Plus Bond Fund (“Core Plus Bond Fund”), Cornerstone Advisors Global Public Equity Fund (“Global Public Equity Fund”), Cornerstone Advisors Income Opportunities Fund (“Income Opportunities Fund”), Cornerstone Advisors Public Alternatives Fund (“Public Alternatives Fund”) and Cornerstone Advisors Real Assets Fund (“Real Assets Fund”) (each a “Fund” and together, the “Funds”). This SAI is incorporated by reference into and should be read in conjunction with the Funds’ prospectus dated March 1, 2018, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Funds, which includes the Funds’ audited financial statements dated October 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or Annual Report free of charge by writing to the Funds at Cornerstone Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009, or calling the Funds at 1-888-762-1442.

THE TRUST	S-1
DESCRIPTION OF PERMITTED INVESTMENTS	S-2
INVESTMENT LIMITATIONS	S-34
THE ADVISER and SUb-adviserS	S-37
THE PORTFOLIO MANAGERS	S-39
THE ADMINISTRATOR	S-84
THE DISTRIBUTOR	S-84
PAYMENTS TO FINANCIAL INTERMEDIARIES	S-85
THE TRANSFER AGENT	S-86
THE CUSTODIAN	S-86
INDEPENDENT registered public accounting firm	S-86
LEGAL COUNSEL	S-86
SECURITIES LENDING	S-86
TRUSTEES AND OFFICERS OF THE TRUST	S-87
PURCHASING AND REDEEMING SHARES	S-96
DETERMINATION OF NET ASSET VALUE	S-97
TAXES	S-98
FUND TRANSACTIONS	s-108
portfolio holdings	S-111
DESCRIPTION OF SHARES	S-111
SHAREHOLDER LIABILITY	S-112
LIMITATION OF TRUSTEES’ LIABILITY	S-112
PROXY VOTING	S-112
codeS of ethics	S-112
PRINCIPAL Shareholders AND CONTROL PERSONS	S-113
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIEs and procedures	B-1

March 1, 2018

i

THE TRUST

General. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of trustees under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate each Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board”).

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

Non-Diversification. Each Fund is non-diversified, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), which means that a relatively high percentage of assets of a Fund may be invested in the obligations of a limited number of issuers. The value of the shares of a Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund’s investment objectives and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Funds. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of Cornerstone Advisors, Inc. (“Cornerstone” or the “Adviser”) or a sub-adviser, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. The Adviser or a sub-adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund’s stated investment policies, including those stated below.

Equity Securities

Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock and investments in master limited partnerships (“MLPs”). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate. The Funds may purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Exchange-Traded Funds (“ETF”). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the securities comprising the index which an index ETF is designed to track or the other holdings of an active or index ETF, although lack of liquidity in an ETF could result in it being more volatile than the tracked index or underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See “Securities of Other Investment Companies” below.

Exchange-Traded Notes (“ETN”). An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees. No period coupon payments are distributed, and no principal protection exists. ETNs were designed to create a type of security that combines both the aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange, such as the NYSE during normal trading hours. However, investors can also hold the debt security until maturity. At that time the issuer will give the investor a cash amount that would be equal to the principal amount.

One factor that affects the ETN’s value is the credit rating of the issuer. The value of the ETN may drop despite no change in the underlying index. This might occur, for instance, due to a downgrade in the issuer’s credit rating.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Master Limited Partnerships. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP’s interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

U.S. Government Securities. Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the U.S. Small Business Administration (“SBA”), the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds’ shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10 percent annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Municipal Securities. Municipal securities, including municipal bonds and municipal notes, consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue or special obligation bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Private activity or industrial development bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the issuing municipality, but are generally backed by the agreement of the issuing authority to request appropriations from the municipality’s legislative body. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac, because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates described in “Factors Affecting the Value of Debt Securities,” a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to pre-payment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Bank Loans. Bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. The Funds can invest in a bank loan either as a direct lender or through an assignment or participation.

When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by a Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When a Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund will generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, a Fund may be subject to greater delays, expenses and risks that those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the Adviser based on criteria approved by the Board.

The Adviser may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of a Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Fund (and other clients of the Adviser) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, the Adviser’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

Inflation Protected Securities. The Funds may invest in inflation protected securities, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. These securities may be issued by U.S. and foreign governments and corporations. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other U.S. and foreign inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.

The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government.

There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the Internal Revenue Service (“IRS”) to be taxable income in the year it occurs. A Fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, a Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Short-Term Investments. To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations. The Funds will only invest in a security issued by a commercial bank if the bank:

•	Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and
•	Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

Bank obligations include the following:

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.
•	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.
•	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Commercial Paper. Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P. See “Appendix A – Description of Ratings” for a description of commercial paper ratings.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

U.S. Small Business Administration Stripped Securities. The Funds may purchase Treasury Receipts (“TRs”) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, issued by the SBA, are issued at a discount to their “face value.” Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid. A Fund accrues income on these securities prior to the receipt of cash payments. The Funds intend to distribute substantially all of their income to their shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use their cash reserves to satisfy distribution requirements.

Yankee Bonds. Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involves certain risks which are not typically associated with investing in domestic securities. See “Foreign Securities.”

Zero Coupon Bonds. These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. A Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities, such as STRIPS, that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

Terms to Understand:

Maturity. Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration. Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities. The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

•	Interest Rates. The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

•	Prepayment Risk. This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

•	Extension Risk. The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government securities as a means of “locking in” interest rates.

•	Credit Rating. Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered “risk-free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates than those available from comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” Since an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted. Securities rated BBB, while investment-grade, still possess speculative characteristics.

Debt securities rated below investment-grade (“junk bonds”) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Funds currently use ratings compiled by Moody’s, S&P, and Fitch Ratings (“Fitch”). Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section “Appendix A – Description of Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by rating agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

The Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Funds’ investment objectives and is legally permissible, the Funds may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the U.S. Securities and Exchange Commission (the “SEC”) and its staff. A Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivative instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund’s coverage requirements.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), a Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Funds’ investment strategies and may adversely affect the Funds’ performance.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily NAV, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

▪	Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

▪	Allowing it to expire and losing its entire premium;

▪	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

▪	Closing it out in the secondary market at its current price.

▪	Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only “covered” options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

▪	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

▪	A call option on the same security or index with the same or lesser exercise price;

▪	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

▪	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

▪	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

▪	Entering into a short position in the underlying security;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

▪	Maintaining the entire exercise price in liquid securities.

▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

•	Options on Credit Default Swaps

An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

▪	Combined Positions

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Straddles and Spreads. A Fund, for hedging purposes, may enter into straddles and spreads. In “spread” transactions, the Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. In “straddles,” the Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and typically the same exercise price. When a Fund engages in spread and straddle transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require a Fund to buy and/or write more than one option simultaneously, the Fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund were to buy or sell a single option. Similarly, costs incurred by a Fund in connection with these transactions will in many cases be greater than if the Fund were to buy or sell a single option.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

▪	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

▪	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

▪	Do not require an initial margin deposit; and

▪	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

▪	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Equity-Linked Securities. The Funds may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Funds’ restrictions on investments in illiquid securities.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Funds’ gains or losses. In order to reduce the risk associated with leveraging, the Funds may cover their current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

▪	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

▪	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

▪	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

▪	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

▪	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

▪	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

▪	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds’ gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Funds’ ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

▪	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
▪	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and
▪	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

▪	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
▪	Have to purchase or sell the instrument underlying the contract;
▪	Not be able to hedge its investments; and/or
▪	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;
▪	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;
▪	The facilities of the exchange may not be adequate to handle current trading volume;
▪	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or
▪	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Funds is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The Funds’ use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds do not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

▪	Actual and anticipated changes in interest rates;
▪	Fiscal and monetary policies; and
▪	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Funds’ use of derivatives, and adversely impact the Funds’ ability to achieve their investment objectives. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Foreign Securities

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. A Fund can invest in foreign securities in a number of ways:

▪	A Fund can invest directly in foreign securities denominated in a foreign currency.

▪	A Fund can invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments.

▪	A Fund can invest in investment funds.

American Depositary Receipts. ADRs as well as other “hybrid” forms of ADRs, including EDRs and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Emerging Markets. An “emerging market country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNP”) than more developed countries.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

Foreign Agency Debt Obligations. The Funds may invest in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by these foreign government agencies, subdivisions or instrumentalities are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign agency’s operations and financial condition are influenced by the foreign government’s economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government’s agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of foreign agency bonds may be less liquid while market prices may be more volatile than prices of other bonds. Additional risks associated with foreign agency investing include differences in accounting, auditing and financial reporting standards; adverse changes in investment or exchange control regulations; political instability; and potential restrictions on the flow of international capital.

Obligations of Supranational Entities. Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, World Bank, African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.

Investment Funds. Some emerging market countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging market countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds may be subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

•	The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

•	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

•	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

•	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

•	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict foreign investments in its securities markets. These restrictions could limit a Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Funds’ investments.

Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

Stock Exchange and Market Risk. The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

▪	are generally more volatile than, and not as developed or efficient as, those in the United States;

▪	have substantially less volume;

▪	trade securities that tend to be less liquid and experience rapid and erratic price movements;

▪	have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

▪	employ trading, settlement and custodial practices less developed than those in U.S. markets; and

▪	may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

▪	foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

▪	adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

▪	in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

▪	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

▪	economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

▪	restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk. While the Funds denominate their NAV in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

▪	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

▪	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

▪	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

▪	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

▪	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

▪	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

Emerging Markets. Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

▪	Have relatively unstable governments;

▪	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

▪	Offer less protection of property rights than more developed countries; and

▪	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Money Market Securities

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as “S&P” or Moody’s, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described above. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

Structured Notes

A Fund may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as currencies traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund’s portfolio as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Adviser's analysis of the issuer's creditworthiness and financial prospects, and of the Adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply. Structured notes may be considered derivative securities.

Real Estate Investment Trusts

A real estate investment trust (“REIT”) is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements

The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by each Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by each Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, a Fund could suffer a loss. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, a Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Securities Lending

The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned by a Fund that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. A Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Securities of Other Investment Companies

The Funds may invest in shares of other affiliated and unaffiliated investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments. The Trust has obtained “fund of funds” exemptive relief from the SEC that permits the Funds to invest in affiliated and unaffiliated investment companies beyond these statutory limitations, subject to certain conditions. Many ETFs and other investment companies also have obtained exemptive relief from the SEC that permits the Funds to invest in their shares beyond these statutory limitations, subject to certain conditions. Neither the investment companies issued such SEC orders nor their investment advisers make any representations regarding the advisability of investing in the Funds.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

The Funds may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a Fund to lose money when selling an interest in an unregistered fund. For example, many hedge funds require their investors to hold their investments for at least one year.

When Issued, Delayed-Delivery and Forward-Delivery Transactions

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward-delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments, such Fund’s liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.

Restricted and Illiquid Securities

Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund’s books. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon their sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. A Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of a Fund’s net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. Under the supervision of the Board, the Adviser determines the liquidity of the Funds’ investments. In determining the liquidity of the Funds’ investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

Short Sales

As consistent with each Fund’s investment objectives, a Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover the Fund’s short position.

Special Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds, the Adviser or the Sub-Advisers, the Funds’ distributor, custodian, or any other of the Funds’ intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

1.	Each Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that each Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

2.	Each Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Each Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Each Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

In addition to the investment objectives of each Fund, the following investment limitations are non-fundamental and may be changed by the Trust’s Board without shareholder approval.

1.	Each Fund may not purchase any securities which would cause 25% or more of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

2.	Each Fund may not borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed), provided that investment strategies that either obligate a Fund to purchase securities or require a Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. Asset coverage of at least 300% (including the amount borrowed) is required for all borrowing, except where a Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets.

3.	Each Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the SAI.

4.	Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate except as permitted by the 1940 Act. For the avoidance of doubt, the foregoing policy does not prevent a Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

5.	Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

6.	Each Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of a Fund’s net assets.

In addition:

1.	The Public Alternatives Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in publicly-traded investments, and derivatives and other instruments with economic characteristics similar to publicly traded, equity investments, and/or shares of Underlying Funds (as defined below) that are publicly available at the time of purchase. This policy may be changed with 60 days’ prior written notice to shareholders.

2.	The Global Public Equity Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in publicly-traded, equity investments, and derivatives with economic characteristics similar to publicly-traded, equity investments, and/or shares of Underlying Funds (as defined below) that primarily invest in publicly traded, equity investments, at the time of purchase. This policy may be changed with 60 days’ prior written notice to shareholders.

3.	The Real Assets Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in global corporate and government-issued inflation-protected securities, MLPs and securities of MLP affiliates, and commodity futures (“Real Assets”), and derivatives and other instruments with economic characteristics similar to Real Assets. This policy may be changed with 60 days’ prior written notice to shareholders.

4.	The Core Plus Bond Fund may not change its investment strategy to invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. This policy may be changed with 60 days’ prior written notice to shareholders.

“Underlying Funds” are affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds and exchange-traded funds.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter if, immediately thereafter, the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER AND SUB-ADVISERS

Investment Adviser

Cornerstone Advisors, Inc., a Washington corporation formed in 1983, serves as the overall investment adviser to the Funds. The Adviser’s principal place of business is located at 225 108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782. As of December 31, 2017, the Adviser had approximately $3.7 billion in assets under management.

Multi-Manager Structure. As noted in the Prospectus, each of the Funds is authorized to operate on a “multi-manager” basis. This means that a single Fund may be managed by one or more sub-advisers. The multi-manager structure is generally designed to combine multiple investment strategies. The Board is responsible for making decisions with respect to the engagement and/or termination of sub-advisers based on the recommendations of the Adviser. The Adviser is responsible for the oversight of sub-advisers and recommendations with respect to their hiring, termination and/or replacement.

The Adviser is responsible for determining the level of assets that will be allocated among the sub-advisers in these Funds. The Adviser is also responsible for determining the level of assets that will be allocated to Underlying Funds, to the extent the Adviser determines to pursue a Fund’s investment strategies through investment in other funds. The Adviser monitors the performance of both the overall Fund and of each sub-adviser and, from time to time, may make changes in the allocation of assets to the sub-advisers that serve a particular Fund, as described in the Prospectus.

Multi-Manager Exemptive Order. The Funds and the Adviser obtained an exemptive order from the SEC that permits the Adviser, subject to certain conditions, to select new unaffiliated sub-advisers with the approval of the Board but without obtaining shareholder approval. Any changes to a sub-advisory agreement that would result in an increase in the total management and advisory fees payable by the Fund is required to be approved by the shareholders of that Fund. The order also permits the Adviser to materially change the terms of agreements with the sub-advisers or to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of a sub-advisory agreement. The order also permits the Funds to disclose sub-advisers’ fees only in the aggregate in their registration statement. This arrangement has been approved by the Board and each Fund’s initial shareholder. Within 90 days of the retention of a new sub-adviser for a Fund, shareholders of the Fund will receive notification of the change.

Advisory Agreement with the Trust. The services provided to the Trust by the Adviser are governed by an Advisory Agreement between the Trust and the Adviser dated June 22, 2012 (the “Advisory Agreement”).

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or by a majority of the outstanding voting securities of the Funds, or by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the Adviser the following advisory fees:

Fund	Advisory Fees Paid
	2015	2016	2017
Core Plus Bond Fund	N/A1	$6,480[2]	$41,790
Global Public Equity Fund	$83,279	$84,324	$100,847
Income Opportunities Fund	$16,476	$17,301	$20,864
Public Alternatives Fund	$45,993	$47,589	$52,354
Real Assets Fund	$15,500	$16,720	$19,831

1	Not in operation during the period.
2	Represents the period from August 30, 2016 (commencement of Fund operations) to October 31, 2016.

Sub-Advisers

The Adviser has delegated the authority to manage assets of each Fund, as allocated by the Adviser, to the following sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”):

Fund	Sub-Adviser
Core Plus Bond Fund	Franklin Advisers, Inc. Loomis, Sayles & Company, L.P. Metropolitan West Asset Management, LLC Prime Advisors, Inc.
Global Public Equity Fund

Acadian Asset Management LLC

Allianz Global Investors U.S. LLC

ClariVest Asset Management LLC

Cramer Rosenthal McGlynn LLC

Driehaus Capital Management LLC

Fairpointe Capital LLC

Harris Associates L.P.

LSV Asset Management

Marsico Capital Management, LLC

Numeric Investors LLC

Parametric Portfolio Associates® LLC

Phocas Financial Corporation

Robert W. Baird & Co. Incorporated Thornburg Investment Management, Inc.

Income Opportunities Fund	Allianz Global Investors U.S. LLC OFI SteelPath, Inc. Strategic Income Management, LLC
Public Alternatives Fund	AJO, LP ClariVest Asset Management LLC Numeric Investors LLC Wells Fargo Portfolio Risk Advisors
Real Assets Fund	BlackRock Financial Management, Inc. BlackRock International Limited (Sub-Sub-Adviser) Kayne Anderson Capital Advisors, L.P.

Sub-Advisory Agreements. The provision of investment advisory services by the various sub-advisers is governed by individual investment sub-advisory agreements between the relevant Sub-Adviser and the Adviser, or the sub-sub-advisory agreement between BlackRock Financial Management, Inc. (“BlackRock”) and BlackRock International Limited (“BIL”) with respect to the Real Assets Fund (“the Sub-Advisory Agreements”). Under each Sub-Advisory Agreement, each Sub-Adviser is responsible for the day-to-day management of the assets for the Fund(s) for which it is responsible, makes investment decisions for such Fund(s) and administers the investment program of the assets of the Fund(s) that it manages, subject to the supervision of, and policies established by, the Adviser and the Board. After the initial two-year term, the continuance of each Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. A Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board.

Sub-Advisory Fees. For the fiscal years ended October 31, 2015, 2016 and 2017, each Fund paid the Sub-Advisers the following sub-advisory fees:

Fund	Contractual Sub-Advisory Fees			Fees Voluntarily Waived by the Sub-Advisers			Total Fees Paid to the Sub-Advisers (After Voluntary Waivers)
	2015	2016	2017	2015	2016	2017	2015	2016	2017
Core Plus Bond Fund	N/A1	$174,543[2]	$1,127,943	$0	$0	$0	N/A1	$174,543[2]	$1,127,943
Global Public Equity Fund	$5,616,491	$5,638,828	$6,404,453	$0	$0	$0	$5,616,491	$5,638,828	$6,404,453
Income Opportunities Fund	$514,045	$545,352	$704,121	$0	$0	$0	$514,045	$545,352	$704,121
Public Alternatives Fund	$3,276,105	$3,094,042	$3,382,012	$0	$0	$172,114	$3,276,105	$3,094,042	$3,209,898
Real Assets Fund	$767,012	$787,345	$907,966	$0	$0	$0	$767,012	$787,345	$907,966

1	Not in operation during the period.
2	Represents the period from August 30, 2016 (commencement of Fund operations) to October 31, 2016.

THE PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about the dollar range of Fund shares they own, other accounts they manage and how they are compensated.

Acadian Asset Management LLC

Acadian Asset Management LLC (“Acadian”), 260 Franklin Street, Boston, Massachusetts 02110, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Acadian, a Delaware limited liability company, was founded in 1986 and is a subsidiary of OMAM Affiliate Holdings LLC, which is an indirectly wholly owned subsidiary of OM Asset Management plc, a publicly listed company on the NYSE. As of December 31, 2017, Acadian had approximately $97.7 billion in assets under management.

Compensation. Acadian receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Sub-Advisory Agreement between Acadian and the Adviser.

Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in Acadian as part of the Acadian Key Employee Limited Partnership (“KELP”).

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth, and overall firm performance. Since portfolio management is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and Acadian’s profitability.

Ownership of Fund Shares. The Global Public Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares Owned[1]
John Chisholm, CFA	None
Asha Mehta, CFA	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Global Public Equity Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. For all equity products offered by Acadian, including the Global Public Equity Fund, Acadian manages a single process that is custom-tailored to the objectives of its clients. The investment professionals shown below function as part of an investment team of 28 portfolio managers, all of whom are responsible for working with the dedicated research team to develop and apply quantitative techniques to evaluate securities and markets and for final quality-control review of portfolios to ensure mandate compliance. The data shown for these managers reflect firm-level numbers of accounts and assets under management, segregated by investment vehicle type. The information below is provided as of October 31, 2017.

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)
John Chisholm, CFA	18		$8,655	85		$28,476	180		$56,885
	1	*	$1,767	11	*	$3,314	16	*	$6,650
Asha Mehta, CFA	18		$8,655	85		$28,476	180		$56,885
	1	*	$1,767	11	*	$3,314	16	*	$6,650

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Global Public Equity Fund, which may have similar investment guidelines and objectives. In addition to the Global Public Equity Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Global Public Equity Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Global Public Equity Fund and the other accounts. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Global Public Equity Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Global Public Equity Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and Acadian’s compliance team.

AJO, LP

AJO, LP (“AJO”), 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as investment sub-adviser to a portion of the assets of the Public Alternatives Fund. AJO, a Delaware limited partnership founded in 1984, is 100% owned by current and former employees. As of December 31, 2017, AJO had approximately $27 billion in assets under management.

Compensation. AJO receives a fee based on the assets under management of the Public Alternatives Fund as set forth in the Investment Sub-Advisory Agreement between AJO and the Adviser.

Compensation to all portfolio managers takes the form of a salary and merit-based bonus, awarded for contribution and effort. Principals also share in the profits of the firm through equity-related distributions, and they may be awarded non-cash compensation in the form of increased ownership in the firm. Additional benefits include an annual SEP-IRA contribution and firm-financed professional development.

Although many of AJO’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance or to the value of the assets held in particular funds, or even to firm-wide assets.

Ownership of Fund Shares. The Public Alternatives Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Theodore R. Aronson, CFA, CIC	None
Stefani Cranston, CFA, CPA	None
Gina Marie N. Moore, CFA	None
Gregory J. Rogers, CFA	None
Christopher J. W. Whitehead, CFA	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Public Alternatives Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in Millions)		Number of Accounts		Total Assets (in Millions)		Number of Accounts		Total Assets (in Millions)
Theodore R. Aronson, CFA, CIC	14		$2,784.33		19		$4,958.19		128		$19,267.90
	2	*	$135.09	*	4	*	$587.31	*	68	*	$9,398.24	*
Stefani Cranston, CFA, CPA	14		$2,784.33		19		$4,958.19		128		$19,267.90
	2	*	$135.09	*	4	*	$587.31	*	68	*	$9,398.24	*
Gina Marie N. Moore, CFA	14		$2,784.33		19		$4,958.19		128		$19,267.90
	2	*	$135.09	*	4	*	$587.31	*	68	*	$9,398.24	*
Gregory J. Rogers, CFA	14		$2,784.33		19		$4,958.19		128		$19,267.90
	2	*	$135.09	*	4	*	$587.31	*	68	*	$9,398.24	*
Christopher J. W. Whitehead, CFA	14		$2,784.33		19		$4,958.19		128		$19,267.90
	2	*	$135.09	*	4	*	$587.31	*	68	*	$9,398.24	*

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A portfolio manager’s management of other accounts referenced above may give rise to potential conflicts of interest in connection with his or her management of the Public Alternatives Fund’s investments alongside other accounts. For example, conflicts of interest may arise in allocating management, time, resources, and investment opportunities among the Public Alternatives Fund and other accounts. Differences between accounts may lead to additional conflicts—accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions, or investment strategy. Personal investments by investment personnel may provide incentives to favor one account over another. AJO has policies and procedures in place to mitigate potential conflicts of interest.

For example, AJO’s fixed-fee schedules are standardized and all discretionary fixed-fee accounts of similar size and similar mandate are subject to AJO’s most-favored-nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. Personal investments of AJO principals and employees are monitored by AJO’s compliance staff under AJO’s Code of Ethics. No portfolio managers or other AJO personnel are compensated based on account performance.

Allianz Global Investors U.S. LLC

Allianz Global Investors U.S. LLC (“AllianzGI US”), 1633 Broadway New York, New York 10019, formerly Allianz Global Investors Capital LLC, serves as investment sub-adviser to a portion of the assets of the Global Public Equity and Income Opportunities Funds. AllianzGI US, a Delaware limited liability company, was founded in 2009 and is a wholly owned subsidiary of Allianz Asset Management of America LP. Allianz SE, a public company, indirectly holds a controlling interest in Allianz Asset Management of America LP. As of December 31, 2017, AllianzGI US had approximately $108.8 billion in assets under management.

Compensation. The compensation system of AllianzGI US is designed to support its corporate values and culture. While it acknowledges the importance of financial incentives and seeks to pay top quartile compensation for top quartile performance, it also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (“LTIP”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (“DIF”). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of AllianzGI US over the three year period of the award.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of AllianzGI US funds (investment professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

There are a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation element.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

Ownership of Fund Shares. The Global Public Equity Fund and Income Opportunities Fund are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Robert S. Marren	None
K. Mathew Axline, CFA	None
Stephen W. Lyford	None
Justin Kass, CFA	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Global Public Equity Fund and Income Opportunities Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)
Robert S. Marren	5	$281	4		$729	6		$364
	0	$0	0		$0	2	*	$159
K. Mathew Axline, CFA	5	$281	4		$729	6		$364
	0	$0	0		$0	2	*	$159
Stephen W. Lyford	5	$281	4		$729	6		$364
	0	$0	0		$0	2	*	$159
Justin Kass, CFA	9	$7,408	12		$27,100	15		$3,495
	0	$0	4	*	$1,589	2	*	$562

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Like other investment professionals with multiple clients, a portfolio manager may face certain potential conflicts of interest in connection with managing the Global Public Equity Fund’s or Income Opportunities Fund’s investments, on the one hand, and the investments of other accounts, on the other hand. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professionals at most major financial firms.

AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI US considers the purchase or sale of a security to be in the best interest of a Fund and other accounts, the trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold, for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts) may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the brokers/dealers that are used to execute securities transactions for that Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to a Fund or certain accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the 1934 Act. The payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI US investment personnel, including each Fund’s portfolio manager(s), are subject to restrictions on engaging in personal securities transactions pursuant to the Code of Ethics, which contains provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Global Public Equity Fund or the Income Opportunities Fund. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with: (i) making decisions in the best interest of advisory clients (including the Global Public Equity Fund and Income Opportunities Fund); or (ii) implementing such decisions while at the same time allowing employees to invest for their own accounts.

BlackRock Financial Management, Inc.

BlackRock Financial Management, Inc., 55 East 52nd Street New York, New York 10055, serves as investment sub-adviser to a portion of the assets of the Real Assets Fund. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., a Delaware corporation which was established in 1988. As of September 30, 2017, The PNC Financial Services Group, Inc. (“PNC”) owned 21.9% of BlackRock, Inc. and institutional investors, employees and the public held economic interest of 78.1%. With regard to BlackRock Inc.’s voting stock, PNC owned 21.4% and institutional investors, employees and the public owned 78.6% of voting shares. As of December 31, 2016, BlackRock had approximately $632.1 billion in assets under management.

Compensation. BlackRock receives a fee based on the assets under management of the Real Assets Fund as set forth in the Investment Sub-Advisory Agreement between BlackRock and the Adviser.

Portfolio Manager Compensation Overview. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Real Assets Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Real Assets Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. With respect to Mr. Hegarty, such benchmarks for the Real Assets Fund and other accounts are a combination of market-based indices (e.g., Bloomberg Barclays Capital US TIPS Index, Bloomberg Barclays World Government Inflation Linked Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. Mr. Hegarty has deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($270,000 for 2017). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. Mr. Hegarty is eligible to participate in these plans.

Ownership of Fund Shares. The Real Assets Fund is required to show the dollar amount range of the portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Martin Hegarty	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Real Assets Fund, the portfolio manager may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)	Number of Accounts	Total Assets (in Billions)	Number of Accounts		Total Assets (in Billions)
Martin Hegarty	10	$7.05	6	$1.28	29	[1]	$18.16

¹	Includes 3 accounts managed with a performance-based advisory fee, representing approximately $196.9 million in assets.

Conflicts of Interest. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Real Assets Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Real Assets Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Real Assets Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Real Assets Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Hegarty may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Hegarty may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

BlackRock International Limited

BlackRock International Limited (Sub-Sub-Adviser), Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland, is a corporation organized under the laws of Scotland that serves as investment sub-sub-adviser to the Real Assets Fund. BIL is a wholly-owned indirect subsidiary of BlackRock, Inc., a Delaware corporation which was established in 1988. As of December 31, 2016, BIL had approximately $16.5 billion in assets under management.

Compensation. For its services to the Real Assets Fund, BIL receives a fee from BlackRock as set forth in the Investment Sub-Sub-Advisory Agreement between BIL and BlackRock.

Portfolio Manager Compensation Overview. BIL’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BIL.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BIL, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BIL. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Real Assets Fund or other accounts managed by the portfolio managers are measured. Among other things, BIL’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Real Assets Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark. With respect to Mr. Allen, such benchmarks for the Fund and other accounts include varied Euro-based benchmarks.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BIL investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BIL’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are also generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. Mr. Allen has deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BIL investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BIL investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BIL with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — United Kingdom-based portfolio managers are eligible to participate in broad-based plans offered generally to BIL employees, including broad-based retirement, health and other employee benefit plans. For example, BIL has created a variety of incentive savings plans in which BIL employees are eligible to participate, including the BIL Retirement Savings Plan (“RSP”) and the BIL Employee Stock Purchase Plan (“ESPP”). The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BIL contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BIL common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Allen is eligible to participate in these plans.

Ownership of Fund Shares. The Real Assets Fund is required to show the dollar amount range of the portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year end. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Christopher Allen	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Real Assets Fund, the portfolio manager may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)	Number of Accounts	Total Assets (in Billions)	Number of Accounts	Total Assets (in Billions)
Christopher Allen	9	$6.82	16	$15.98	37[1]	$21.20

¹	Includes 3 accounts managed with a performance-based advisory fee, representing approximately $196.9 million in assets.

Conflicts of Interest. BIL has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BIL has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BIL furnishes investment management and advisory services to numerous clients in addition to the Real Assets Fund, and BIL may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BIL, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Real Assets Fund. In addition, BIL, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BIL recommends to the Real Assets Fund. BIL, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Real Assets Fund by BIL with respect to the same securities. Moreover, BIL may refrain from rendering any advice or services concerning securities of companies of which any of BIL’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BIL or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.

As a fiduciary, BIL owes a duty of loyalty to its clients and must treat each client fairly. When BIL purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BIL attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BIL has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BIL with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

ClariVest Asset Management LLC

ClariVest Asset Management LLC (“ClariVest”), 3611 Valley Centre Drive, Suite 100, San Diego, California 92130, serves as investment sub-adviser to a portion of the assets of the Global Public Equity and Public Alternatives Funds. ClariVest, a Delaware limited liability company established in 2006, is majority owned by its employees. Eagle Asset Management holds a 45% interest in ClariVest and may be deemed to control ClariVest. As of December 31, 2017, ClariVest had approximately $7.6 billion in assets under management.

Compensation. ClariVest receives a fee based on the assets under management of the Global Public Equity Fund and Public Alternatives Fund as set forth in the Investment Sub-Advisory Agreement between ClariVest and the Adviser.

Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a discretionary bonus, and (3) for those employees with equity in the firm, distributions from ClariVest. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure with a high degree of variable compensation through participation in a bonus pool and equity distributions.

ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and distributions are also influenced by the operating performance of ClariVest.

Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. Bonuses are not simply tied to individual product performance. ClariVest believes that payment of bonuses based on short-term performance is counterproductive to the environment at ClariVest. All members of the investment team are expected to actively participate in ongoing research, some of which may not primarily benefit the product on which they are the named portfolio manager. Bonuses based on short-term individual performance would not incentivize investment team members to do so. The firm’s overall annual cash bonus pool is typically based on a fixed percentage of pre-bonus operating income.

ClariVest believes that equity ownership in the firm (or the potential for such) is a tool for both attracting and retaining employees. Currently, all six of the portfolio managers for the Global Public Equity Fund and Public Alternatives Fund are equity owners in the firm.

Ownership of Fund Shares. The Global Public Equity Fund and Public Alternatives Fund are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Todd Wolter, CFA	None
Michael Waterman, CFA	None
Stacey Nutt, Ph.D.	None
David R. Vaughn, CFA	None
Alex Turner, CFA	None
Priyanshu Mutreja, CFA	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Global Public Equity Fund and Public Alternatives Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Todd Wolter, CFA	2	$217	5	[1]	$711	8	$703
Michael Waterman, CFA	2	$217	4	[2]	$675	8	$703
Stacey Nutt, Ph.D.	8	$3,491	17	[1]	$1,816	22	$1,077
David R. Vaughn, CFA	2	$258	8	[3]	$802	7	$269
Alex Turner, CFA	2	$258	7		$765	8	$269
Priyanshu Mutreja, CFA	2	$258	7		$765	6	$269

[1]	Includes 2 accounts managed with a performance-based fee, representing approximately $47.4 million in assets.
[2]	Includes 1 account managed with a performance-based fee, representing approximately $11 million in assets.
[3]	Includes 1 account managed with a performance-based fee, representing approximately $36.4 million in assets.

Conflicts of Interest. Because portfolio managers may manage multiple accounts for multiple clients, conflicts of interest may arise in connection with a portfolio manager’s management of the Global Public Equity Fund’s or Public Alternatives Fund’s investments, on the one hand, and the investments of other accounts or vehicles on the other hand. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Global Public Equity Fund or Public Alternatives Fund and the other accounts or vehicles he or she manages. In addition, due to differences in the investment strategies or restrictions between the Global Public Equity or Public Alternatives Fund and the other accounts or vehicles, a portfolio manager may take action with respect to another account or vehicle that differs from the action taken with respect to the Global Public Equity or Public Alternatives Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.

Cornerstone Advisors, Inc.

Compensation. Portfolio managers are compensated via base salary and bonus. The cash bonus incentive is currently a company-wide bonus opportunity tied to firm revenues and allocated as a percentage of annual base salary.

Ownership of Fund Shares. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Paul W. Pedalino, CFA

$1 - $10,000 (Core Plus Bond Fund)

$100,001 - $500,000 (Global Public Equity Fund)

$50,001 - $100,000 (Income Opportunities Fund)

$50,001 - $100,000 (Public Alternatives Fund)

$50,001 - $100,000 (Real Assets Fund)

Michael G. Hughes, CFA, CAIA

$100,001 - $500,000 (Core Plus Bond Fund)

$500,001 - $1,000,000 (Global Public Equity Fund)

$10,001 - $50,000 (Income Opportunities Fund)

$100,001 - $500,000 (Public Alternatives Fund)

$10,001 - $50,000 (Real Assets Fund)

Katie Robinette, CFA	$10,001 - $50,000 (Global Public Equity Fund) $1 - $10,000 (Income Opportunities Fund) $1 - $10,000 (Public Alternatives Fund) $1 - $10,000 (Real Assets Fund)
David Freudenberg, CAIA

$10,001 - $50,000 (Core Plus Bond Fund)

$100,001 - $500,000 (Global Public Equity Fund)

$10,001 - $50,000 (Income Opportunities Fund)

$50,001 - $100,000 (Public Alternatives Fund)

$10,001 - $50,000 (Real Assets Fund)

Evan Wirkkala	$1 - $10,000 (Core Plus Bond Fund) $1 - $10,000 (Global Public Equity Fund) $10,001 - $50,000 (Income Opportunities Fund) $10,001 - $50,000 (Public Alternatives Fund) $1 - $10,000 (Real Assets Fund)

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Core Plus Bond Fund, Global Public Equity Fund, Income Opportunities Fund, Public Alternatives Fund and Real Assets Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Paul W. Pedalino, CFA	0	$0	1	$52	0	$0
Michael G. Hughes, CFA, CAIA	0	$0	39**	$358	889**	$3,345
Katie Robinette, CFA	0	$0	18	$0	0	$0
David Freudenberg, CAIA	0	$0	19	$141	0	$0
Evan Wirkkala	0	$0	19	$141	0	$0

**	Chief Investment Officer, Mike Hughes, is responsible for total firm asset strategies/accounts.

Conflicts of Interest. Cornerstone’s portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Funds. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, Cornerstone does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Cornerstone believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Cornerstone’s portfolio managers’ day-to-day management of the Funds. Because of their positions with the Funds, the portfolio managers may know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Funds. However, Cornerstone has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Cramer Rosenthal McGlynn LLC

Cramer Rosenthal McGlynn LLC (“CRM”), 520 Madison Avenue, 20th Floor, New York, New York 10022, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. CRM, a Delaware limited liability company, was established in 1973. WT Investments, Inc., a subsidiary of Wilmington Trust Corporation, owns 88% (77.7% on a fully diluted basis) of CRM. Wilmington Trust Corporation is a wholly owned subsidiary of M&T Bank Corporation. As of December 31, 2017, CRM had approximately $6.74 billion in assets under management.

Compensation. CRM receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between CRM and the Adviser.

CRM’s portfolio managers are generally responsible for multiple accounts with similar investment strategies. For example, the managers of CRM’s mid cap value investment strategy are responsible for investment decisions for registered investment companies and separately-managed institutional accounts that pursue a mid cap value investment strategy. Portfolio managers are compensated on portfolio management of the aggregate group of similar accounts rather than for a specific account.

The compensation package for portfolio managers consists of several components: base pay, annual incentive and long-term incentive. The base pay program provides a level of base pay that is competitive with the marketplace and reflects a portfolio manager’s contribution to CRM’s success. The annual incentive plan provides cash bonuses dependent on portfolio performance and individual contributions. The most significant portion of the bonus is determined based on the aggregate portfolio pre-tax performance results over one, two and three year periods relative to peer groups and benchmarks, and the remaining portion is based on certain qualitative factors discussed below.

For purposes of determining a portfolio manager’s bonus, the appropriate strategy benchmark is used. The benchmark used to determine the bonuses of the portfolio managers of the Global Public Equity Fund is the Russell Midcap Value Index. Bonuses for portfolio managers vary depending on the scope of accountability and experience level of the individual portfolio manager. An individual’s bonus is based upon relative performance of his or her assigned portfolios compared to a peer group and benchmark and is generally geared to rewarding top quartile performance on a trailing three-year basis. Qualitative factors such as leadership, teamwork and overall contribution made during the year are also considered.

Ownership of Fund Shares. The Global Public Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Jay Abramson	None
Thad Pollock	None
Brittain Ezzes	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Global Public Equity Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)
Jay Abramson	6	$1,097	7	[1]	$772.5	47	[2]	$2,104.7
Thad Pollock	2	$906.7	0		$0	54	[3]	$1,589
Brittain Ezzes	2	$906.7	0		$0	54	[3]	$1,589

[1]	Includes 3 accounts managed with a performance-based fee, representing approximately $191.5 million in assets.
[2]	Includes 4 accounts managed with a performance-based fee, representing approximately $566.3 million in assets.
[3]	Includes 4 accounts managed with a performance-based fee, representing approximately $116.9 million in assets.

Conflicts of Interest. CRM has established written policies and procedures relating to trade allocation and aggregation, which provide for equitable treatment of all clients when aggregating or “bunching” orders and allocating trades among client accounts, including across the long only and long/short products. According to these policies, allocations must never be based on account performance or on performance-based versus assets managed-based fees. A pre-trade allocation sheet is also developed. In instances where a manager for a long/short product decides to sell short a security that may be held in a long product and recognizing that such a situation could appear to be a conflict, CRM will take the following steps: (i) when a long/short manager submits a transaction to the trading desk in a security that is held in a long account, trading personnel shall immediately notify such manager that the security is held on behalf of client accounts; and (ii) the manager for long/short will communicate directly with the manager for the product(s) holding stock such that the long manager is aware of the action and that an investment basis exists that explains the divergence in the stock selection (e.g., time horizon). CRM’s portfolio managers and traders receive annual training regarding these procedures. The performance-based fee accounts and other client accounts are monitored for fair and equitable portfolio management and trading allocation on a regular basis, and are periodically tested for adherence to CRM’s procedures.

Driehaus Capital Management LLC

Driehaus Capital Management LLC (“Driehaus”), 25 East Erie Street, Chicago, Illinois 60611, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Driehaus, a Delaware limited liability company established in 1982, is controlled by Richard H. Driehaus. The principal nature of Driehaus’ business is investment advisory services. As of December 31, 2017, Driehaus had approximately $8.75 billion in assets under management.

Compensation. Driehaus receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between Driehaus and the Adviser.

Each portfolio manager and assistant portfolio manager is paid a fixed salary plus a bonus. They each receive bonuses which are based on a percentage of management fees paid by the registered investment companies and other accounts managed, as applicable. In addition, if performance exceeds certain percentile benchmarks when compared to peer groups (using Lipper rankings) and/or certain risk adjusted return formulas, they each earn a specified additional percentage of the management fees paid by the registered investment companies and other accounts managed. They also each receive a bonus based on a percentage of any performance-based fees paid by the registered investment companies and other accounts managed, if applicable. Messrs. DeBruin, Thies and Carpenter also receive a bonus based on a percentage of their salary, which has both subjective and objective components.

If Driehaus declares a profit sharing plan contribution, the portfolio managers and assistant portfolio managers also would receive such contribution. Messrs. Schwab, Cleaver, Mouser and Burr are also eligible to participate in a deferred compensation plan.

Ownership of Fund Shares. The Global Public Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Howard Schwab	$100,001 - $500,000
Chad Cleaver, CFA	None
Richard Thies	None
Trent DeBruin, CFA	None
David Mouser	None
Dan Burr	None
Ryan Carpenter	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Global Public Equity Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)
Howard Schwab	3	$1,980	2	$242.9	7		$1,357.5
	0	$0	0	$0	2	*	$53.8
Chad Cleaver, CFA	4	$2,023.7	2	$242.9	7		$1,357.5
	0	$0	0	$0	2	*	$53.8
Richard Thies	4	$2,023.7	2	$242.9	7		$1,357.5
	0	$0	0	$0	2	*	$1,357.5
Trent DeBruin	2	$1,953.3	2	$242.9	9		$1,431.9
	0	$0	0	$0	3	*	$102.4
David Mouser	1	$238.6	0	$0	8		$734.9
	0	$0	0	$0	2	*	$71.1
Dan Burr	1	$238.6	0	$0	8		$734.9
	0	$0	0	$0	2	*	$71.1
Ryan Carpenter	1	$238.6	0	$0	7		$687.3
	0	$0	0	$0	2	*	$31.7

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers may manage the assets of more than one registered investment company, other pooled investment vehicles and/or other accounts (collectively, the “Accounts”) for Driehaus. Both clients and affiliated persons of Driehaus, including the portfolio managers, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for both the Global Public Equity Fund and the other Accounts (including another fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by Accounts in securities held by the Global Public Equity Fund or that the Global Public Equity Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that the Global Public Equity Fund pays for those securities or can realize upon sale, or on the ability of Driehaus to buy or sell the desired amount of such securities for the Global Public Equity Fund at favorable prices. This is particularly true when an Account’s transactions occur at a point in time close to when trades in the same or related securities are effected for the Global Public Equity Fund. This presents a conflict between the interests of the Global Public Equity Fund and the interests of the other Accounts as well as the affiliates of Driehaus who invest in the other Accounts.

Conflicts also may arise between the interests of the Global Public Equity Fund and the interests of Driehaus and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to Driehaus, including performance-based compensation, at a higher rate than the rate of fees paid by the Global Public Equity Fund. In addition, Driehaus’ affiliates, including the Global Public Equity Fund’s portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over the Global Public Equity Fund when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both the Global Public Equity Fund and the Accounts or when making trading decisions.

Driehaus, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either the Global Public Equity Fund or the Accounts. These policies and procedures include requirements that transactions by the Global Public Equity Fund and the Accounts in the same securities that occur on the same day are average priced when feasible and allocated on a fair and equitable basis. In addition, Driehaus conducts periodic reviews of transactions in and holdings of the same or related securities by the Global Public Equity Fund and the Accounts for compliance with Driehaus’ policies and procedures.

Fairpointe Capital LLC

Fairpointe Capital LLC (“Fairpointe”), One N. Franklin Street, Suite 3300, Chicago, Illinois 60606, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Fairpointe was founded in 2011 and is 100% employee owned. The firm provides investment advisory services to institutions and individuals. As of December 31, 2017, Fairpointe had approximately $5.4 billion in assets under management.

Compensation. Fairpointe receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between Fairpointe and the Adviser.

Mses. Zerhusen, Lorden and Pierson are principals in the business of Fairpointe. Mses. Zerhusen, Lorden and Pierson each receive a fixed base salary from Fairpointe, and, as equity owners of Fairpointe, participate in the profits of Fairpointe in accordance with their respective ownership percentages.

Ownership of Fund Shares. The Global Public Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Thyra Zerhusen	None
Marie Lorden	None
Mary Pierson	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Global Public Equity Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Millions)
Thyra Zerhusen	3	$4,649	0	$0	11	$395
Marie Lorden	3	$4,649	0	$0	11	$395
Mary Pierson	3	$4,649	0	$0	11	$395

Conflicts of Interest. The portfolio managers manage multiple accounts, including the Global Public Equity Fund. The portfolio managers make investment decisions for each account based on the investment objectives, polices and other relevant investment considerations that the portfolio managers believe are applicable to each account. Such actions may be taken for one account and not another and may result in varying holding and performance among clients. Fairpointe has adopted policies and procedures that it believes are reasonably designed to address the conflicts associated with managing multiple accounts for multiple clients, although there can be no assurance that such policies and procedures will adequately address such conflicts.

Franklin Advisers, Inc.

Franklin Advisers, Inc. (“Franklin Advisers”), One Franklin Parkway, San Mateo, California 94403, serves as investment sub-adviser to a portion of the assets of the Core Plus Bond Fund. Franklin Advisers, a California corporation, was founded in 1985 and is an indirect wholly owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2017, Franklin Resources and its affiliates had approximately $753.8 billion in assets under management.

Compensation. Franklin Advisers receives a fee based on the assets under management of the Core Plus Bond Fund as set forth in the Investment Sub-Advisory Agreement between Franklin Advisers and the Adviser.

Franklin Advisers compensates the portfolio managers for their management of the Fund. Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•	Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•	Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund Shares. The Core Plus Bond Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Michael Hasenstab, Ph.D.	None
Christine Zhu	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Core Plus Bond Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)	Number of Accounts		Total Assets (in Billions)	Number of Accounts		Total Assets (in Billions)
Michael Hasenstab, Ph.D.	19	$55.7	44		$69.2	17		$5.71
	0	$0	3	*	$6.65	3	*	$3.60
Christine Zhu	8	$4.22	5		$9.38	8		$3.11
	0	$0	1		$6.33	1	*	$2.15

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The management of multiple funds, including the Fund, and accounts may give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. Separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base salary and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her compensation.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the investment manager has adopted a code of ethics which it believes contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Harris Associates L.P.

Harris Associates L.P. (“Harris”), 111 S. Wacker Drive, Suite 4600, Chicago, Illinois, 60606, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Harris, a Delaware limited partnership, is managed by its general partner, Harris Associates, Inc. (“HAI”). Harris and HAI are wholly owned subsidiaries of Natixis Investment Managers, L.P., an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is owned by Natixis, a French investment banking and financial services firm that is principally owned by Groupe BPCE, France’s second largest banking group. As of December 31, 2017, Harris had approximately $140.4 billion in assets under management.

Compensation. Harris receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between Harris and the Adviser.

Each of the portfolio managers of the Global Public Equity Fund are compensated solely by Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of performance or the amount of assets under management. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays (60% S&P 500 and 40% Barclays Bond Index), MSCI World Index, MCSI World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since inception or since a portfolio manager has been managing the assets, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his or her compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment through leadership and management of the firm, are taken into account in the overall compensation process.

Ownership of Fund Shares. The Global Public Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
David Herro, CFA	None
William Nygren, CFA	None
Tony Coniaris, CFA	None
Eric Liu, CFA	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Global Public Equity Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)	Number of Accounts	Total Assets (in Billions)	Number of Accounts		Total Assets (in Billions)
David Herro, CFA	11	$56.64	26	$9.40	49	[1]	$17.28
William Nygren, CFA	6	$28.85	2	$0.05	3		$0.48
Tony Coniaris, CFA	4	$12.91	25	$7.79	550	[1]	$16.32
Eric Liu, CFA	1	$2.83	5	$0.82	11		$2.60

[1]	Includes 1 account managed with a performance-based fee, representing approximately $0.21 billion in assets.

Conflicts of Interest. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Global Public Equity Fund and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Global Public Equity Fund, based on each account’s specific investment objectives, guidelines, restrictions and circumstances. It is Harris’ policy to allocate investment opportunities to each account, including the Global Public Equity Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Global Public Equity Fund, will generally participate on a pro rata basis. Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Kayne Anderson Capital Advisors, L.P.

Kayne Anderson Capital Advisors, L.P. (“KACALP”), 1800 Avenue of the Stars, Third Floor, Los Angeles, California, 90067, serves as investment sub-adviser to a portion of the assets of the Real Assets Fund. KACALP, a California limited partnership established in 1984, is entirely owned by its investment professionals and management. As of December 31, 2017, KACALP had approximately $25.8 billion in assets under management.

Compensation. KACALP receives a fee based on the assets under management of the Real Assets Fund as set forth in the Investment Sub-Advisory Agreement between KACALP and the Adviser. The portfolio manager and KACALP share management fees after expenses, including analyst salaries and allocated overhead. The portfolio manager and KACALP also share in the management fees generated by separate accounts, privately offered pooled investment vehicles, and registered investment companies under management which generally have similar investment objectives and invest in the same securities and instruments as the Real Assets Fund. In some cases these accounts may also pay an incentive allocation based on the performance of the applicable portfolio.

Ownership of Fund Shares. The Real Assets Fund is required to show the dollar amount range of the portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
John (J.C.) Frey	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Real Assets Fund, the portfolio manager may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)
John (J.C.) Frey	5	$5,106.2	13		$2,679.4	22		$916.3
	0	$0	11	*	$2,564.6	12	*	$445.8

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. KACALP and its affiliates, directors, officers, employees and personnel, including the entities and personnel who may be involved in the management or operations of the Real Assets Fund are engaged in a variety of businesses and have interests other than that of managing the Real Assets Fund. The broad range of activities and interests of KACALP gives rise to actual, potential and perceived conflicts of interest that could affect the Real Assets Fund and its shareholders.

KACALP manages or advises other funds in addition to the Real Assets Fund. Certain accounts have investment objectives similar to those of the Real Assets Fund and/or engage in transactions in the same types of securities and instruments as the Real Assets Fund. Such transactions could affect the prices and availability of the securities and instruments in which a fund invests, and could have an adverse impact on the Real Assets Fund’s performance. Other accounts may buy or sell positions while the Real Assets Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Real Assets Fund. A position taken by KACALP, on behalf of one or more other accounts, may be contrary to a position taken on behalf of the Real Assets Fund or may be adverse to a company or issuer in which the fund has invested.

The results of the investment activities of the Real Assets Fund may differ significantly from the results achieved for other accounts. KACALP may give advice, and take action, with respect to any current or future accounts that may compete or conflict with advice KACALP may give to, or actions KACALP may take for, the Real Assets Fund because of differing guidelines, risk profiles, timing issues and other possible considerations. KACALP will manage the assets of the Real Assets Fund in accordance with the investment mandate and guidelines of the Fund.

KACALP’s fee arrangements may create an incentive to favor higher potential fee paying accounts over the Real Assets Fund in the allocation of investment opportunities. Similarly, KACALP or its affiliates and employees may have a significant proprietary investment in a fund or account, and KACALP may have an incentive to favor such fund or account to the detriment of the Real Assets Fund. KACALP’s procedures are designed to ensure that all investment decisions are made without consideration of KACALP’s (or its affiliates’ or employees’) pecuniary interest but, instead, in accordance with KACALP’s fiduciary duty to its clients.

From time to time, KACALP personnel may obtain, either voluntarily or involuntarily, material non-public information (that is not available to other investors) or other confidential information which, if disclosed, would likely affect an investor’s decision to buy, sell or hold a security. Such instances may arise if, for example, a KACALP employee serves on the board of directors of one of the companies in which KACALP invests. Accordingly, KACALP may be prohibited from communicating such information to, or using such information for the benefit of, KACALP clients, which could limit the ability of KACALP managed accounts to buy, sell, or hold investments. KACALP has adopted an Insider Trading Policy, which establishes procedures reasonably designed to prevent the misuse of material non-public information by KACALP and its personnel. KACALP has also adopted an Ethical Wall Policy in order to minimize the likelihood that portfolio management teams will come into possession of material non-public information, thereby minimizing the likelihood that a particular team or portfolio manager will be precluded from taking action on behalf of clients. Nonetheless, the investment flexibility of KACALP may be constrained as a consequence of policies and related legal requirements.

Loomis, Sayles & Company, L.P.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111, serves as investment sub-adviser to a portion of the assets of the Core Plus Bond Fund. Loomis Sayles, a Delaware limited partnership, was formed in 1926 and is a subsidiary of Natixis US, which is part of Natixis Investment Managers. As of December 31, 2017, Loomis Sayles had approximately $268.1 billion in assets under management.

Compensation. Loomis Sayles receives a fee based on the assets under management of the Core Plus Bond Fund as set forth in the Investment Sub-Advisory Agreement between Loomis Sayles and the Adviser.

Loomis Sayles compensates the portfolio managers for their management of the Fund. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group.

The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because Loomis Sayles believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

Most mutual funds are not included in the Loomis Sayles’ strategy composites, so unlike managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan was initially offered to portfolio managers and over time the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Ownership of Fund Shares. The Core Plus Bond Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Peter W. Palfrey, CFA	None
Richard G. Raczkowski	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Core Plus Bond Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)
Peter W. Palfrey, CFA	2	$8,066.4	6	$4,769.4	56		$11,522.3
	0	$0	0	$0	1	*	$119.9
Richard G. Raczkowski	2	$8,066.4	12	$14,729.3	85		$22,293.6
	0	$0	0	$0	3	*	$4,835.2

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in “Fund Transactions.”

LSV Asset Management

LSV Asset Management (“LSV”), 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. LSV is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. LSV was established in 1994 as a Delaware general partnership to provide active, quantitative value equity management through the application of proprietary models. LSV’s general partners include officers and employees of LSV who collectively own a majority of LSV, and SEI Funds, Inc. SEI Investments Company is the parent of SEI Funds, Inc. As of December 31, 2017, LSV had approximately $118 billion in assets under management.

Compensation. LSV receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between LSV and the Adviser.

LSV compensates the portfolio managers for their management of the Global Public Equity Fund. The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a Partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group.

Ownership of Fund Shares. The Global Public Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Josef Lakonishok, Ph.D.	None
Menno Vermeulen, CFA	None
Puneet Mansharamani, CFA	None
Greg Sleight	None
Guy Lakonishok, CFA	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Global Public Equity Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)	Number of Accounts		Total Assets (in Billions)	Number of Accounts		Total Assets (in Billions)
Josef Lakonishok, Ph.D.	37	$19.93	70	[1]	$26.85	453	[2]	$67.63
Menno Vermeulen, CFA	37	$19.93	70	[1]	$26.85	453	[2]	$67.63
Puneet Mansharamani, CFA	37	$19.93	70	[1]	$26.85	453	[2]	$67.63
Greg Sleight	37	$19.93	70	[1]	$26.85	453	[2]	$67.63
Guy Lakonishok, CFA	37	$19.93	70	[1]	$26.85	453	[2]	$67.63

[1]	Includes 23 accounts managed with a performance-based fee, representing approximately $1.26 billion in assets.
[2]	Includes 44 accounts managed with a performance-based fee, representing approximately $9.73 billion in assets.

Conflicts of Interest. LSV’s portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Global Public Equity Fund’s investments, on the one hand, and the investments of the other accounts or funds, on the other. The other accounts or funds may have the same investment objective as the Global Public Equity Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account or fund over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Global Public Equity Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts or funds and to the disadvantage of the Global Public Equity Fund. In addition, it is also possible accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. However, LSV has established procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients.

Marsico Capital Management, LLC

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, Colorado 80202, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Marsico is a Delaware limited liability company established in 1997. Marsico Group, LLC (“Marsico Group”), a company controlled by employees of Marsico and their family interests, holds 100% of the voting rights and approximately 38% of all common equity interests in another company, Marsico Holdings, LLC (“Marsico Holdings”), which in turn indirectly owns 100% of all common equity interests in Marsico. Marsico Group retains complete voting control over matters pertaining to the ongoing management and day-to-day operations of Marsico through its control of the managing member of Marsico Holdings. As of December 31, 2017, Marsico had approximately $3.03 billion in assets under management.

Compensation. Marsico receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between Marsico and the Adviser.

The compensation package for portfolio managers of Marsico includes a base salary that is reevaluated periodically. Base salary is typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievements and contributions benefitting the firm and/or clients. Compensation may be adjusted upward (or downward) based on similar factors, and also may include an occasional cash bonus. No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation generally takes into account, among other factors, the overall performance of accounts for which the portfolio manager provides investment advisory services. Portfolio managers do not receive special consideration based solely on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees.

In addition to cash compensation, Marsico’s portfolio managers may participate in other Marsico benefits such as health insurance and retirement plans on the same basis as other Marsico employees. Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico may evaluate a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment management team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability and willingness to support and train other analysts, and other considerations.

Ownership of Fund Shares. The Global Public Equity Fund is required to show the dollar amount range of the portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Thomas F. Marsico	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Global Public Equity Fund, the portfolio manager may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Thomas F. Marsico	8	$1,820	3	$177	21	$509

Conflicts of Interest. A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds) and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, the portfolio manager may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different investment platforms, account types, opening or funding dates, cash flows, client-specific objectives or restrictions, or for other reasons. Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico’s policy generally to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. Consistent with this approach, Marsico has adopted policies and procedures for allocating transactions fairly across multiple accounts over the long term. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another over the long term. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Metropolitan West Asset Management LLC

Metropolitan West Asset Management LLC (“MetWest”), 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as investment sub-adviser to a portion of the assets of the Core Plus Bond Fund. MetWest, a California limited liability company founded in 1996, is a wholly owned subsidiary of The TCW Group, Inc. (“TCW”). TCW, including MetWest and TCW’s other subsidiaries, had approximately $204.6 billion in assets under management or committed to management, including $171.1 billion of U.S. fixed income investments, as of December 31, 2017.

Compensation. The Adviser pays MetWest a fee based on the assets under management of the Core Plus Bond Fund as set forth in an investment sub-advisory agreement between MetWest and the Adviser.

MetWest compensates the portfolio managers for their management of the Fund. Since MetWest is a subsidiary of TCW, MetWest’s investment professionals are compensated under the TCW compensation structure as detailed below.

The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to the Fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. For the Fund’s portfolio managers, the benchmark used is the one associated with the Fund as disclosed in the Prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate a portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Ownership of Fund Shares. The Core Plus Bond Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Tad Rivelle	None
Laird Landmann	None
Steven Kane, CFA	None
Bryan Whalen, CFA	None

¹	Valuation date is October 31, 2017.

Other Accounts. As of October 31, 2017, in addition to the Core Plus Bond Fund, MetWest’s portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)	Number of Accounts		Total Assets (in Billions)	Number of Accounts		Total Assets (in Billions)
Tad Rivelle	30	$115.58	48		$12.15	239		$39.04
	0	$0	23	*	$1.57	8	*	$3.97
Laird Landmann	29	$107.55	48		$12.19	239		$39.04
	0	$0	23	*	$1.57	8	*	$3.97
Steven Kane, CFA	32	$107.59	52		$13.73	239		$39.04
	0	$0	27	*	$3.11	8	*	$3.97
Bryan Whalen, CFA	26	$106.54	47		$12.06	239		$39.04
	0	$0	23	*	$1.57	8	*	$3.97

*	These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “TCW Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The TCW Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an access person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the TCW Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.

When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

Numeric Investors LLC

Numeric Investors LLC (“Numeric”), 470 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02210, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund and Public Alternatives Fund. Numeric is a Delaware limited liability company founded in 1989. Numeric is a wholly-owned subsidiary of Numeric Midco LLC, which is wholly-owned by Numeric Holdings LLC, both Delaware limited liability companies. Numeric Holdings LLC is a majority-owned indirect subsidiary of Man Group plc. As of December 31, 2017, Numeric had approximately $31.1 billion in assets under management.

Compensation. Numeric receives a fee based on the assets under management of the Global Public Equity Fund and Public Alternatives Fund as set forth in the Investment Sub-Advisory Agreement between Numeric and the Adviser.

Numeric’s Compensation Committee (the “Compensation Committee”) reviews and decides on compensation issues for every employee. Specifically for portfolio managers, the Compensation Committee evaluates quantitative and qualitative factors in determining compensation. For all investment professionals, Numeric believes that a blend between objective and subjective factors provides the best overall view of an investment professional’s contribution.

Compensation is based on the investment manager’s contribution to success at the individual, team and firm wide levels. The Compensation Committee reviews several long-term and short-term performance metrics (alpha versus benchmark, performance versus naive model portfolios and relative performance versus peers), focusing more heavily on longer term metrics (three and five years). Individual investment professionals are not compensated on the growth of assets in his/her specific strategy. The Compensation Committee also evaluates the employee’s contribution to the research process both in terms of creativity and productivity.

Qualitative inputs are also important and include a portfolio manager’s contribution to the broader investment team, research ideas and ability to work well with others in the organization. These qualitative inputs are used for research analysts as well, along with their contribution to the success of their team and the firm.

Strategy performance is formally evaluated on a (rotating) monthly basis at the Investment Committee and more frequently as needed. Research projects are evaluated on an ad hoc basis as milestones and deadlines approach. Additionally, each year each employee receives a comprehensive written review from his/her superior. This review evaluates the employee’s achievements over the previous year, highlighting areas of successes and areas for improvements.

Numeric’s compensation package has three major components: base salary, bonus and deferred compensation. The combination of these three is designed to be industry competitive and to provide a significant incentive to attract and retain top investment talent. Phantom stock and profit sharing (401K) are also a part of the compensation package. Numeric utilizes several industry surveys and other market knowledge to determine industry norms for each position. Numeric seeks to pay above median and often top quartile, total cash compensation.

Numeric’s compensation principles are designed to ensure that the performance of firm is sustainable. Compensation is structured to support Numeric’s clients, talent development, and risk management. It is also designed to recognize the team-related nature of the firm’s investment process. Every role is assessed annually. Deferring of performance bonuses is a critical element in managing risk as it exposes the employee’s compensation to the same risks as those faced by our investors. To that end, a portion of variable pay for key personnel is mandatorily deferred into Man’s Deferred Share and/or Fund Product Plans. Deferrals in plans currently vest over a three year period. These schemes are designed to ensure that the interests of participants are aligned with those of Numeric’s clients and the company.

Numeric believes that the methodology used in this review process achieves the purpose of aligning the interests of its investment professionals with its clients to incentivize long-term investment performance.

Ownership of Fund Shares. The Global Public Equity Fund and Public Alternatives Fund are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the most recently completed fiscal year end. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Jayendran Rajamony, Ph.D., CFA	None
Tyler Hayes, Ph.D.	None
Robert Furdak, CFA	None
Jeremy Wee, CFA	None
Paul Pflugfelder	None
Bingcheng Yan, Ph.D.	None
Kirsten Syverson, CFA	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Global Public Equity Fund and Public Alternatives Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)
Jayendran Rajamony, Ph.D., CFA	0	$0	1		$208.76	48		$13,235.12
	0	$0	0		$0	3	*	$5,659.65
Tyler Hayes, Ph.D.	0	$0	1		$208.76	48		$13,235.12
	0	$0	0		$0	3	*	$5,659.65
Robert Furdak, CFA	0	$0	5		$870.77	68		$14,912.39
	0	$0	0		$0	11	*	$6,544.99
Jeremy Wee, CFA	0	$0	5		$870.77	68		$14,912.39
	0	$0	0		$0	11	*	$6,544.99
Paul Pflugfelder	0	$0	6		$907.97	14		$2,285.49
	0	$0	6	*	$907.97	6	*	$434.53
Bingcheng Yan, Ph.D.	0	$0	6		$907.97	14		$2,285.49
	0	$0	6	*	$907.97	6	*	$434.53
Kirsten Syverson, CFA	0	$0	6		$907.97	14		$2,285.49
	0	$0	6	*	$907.97	6	*	$434.53

*	These accounts, which are a subset of the accounts in the preceding row, are subject to performance-based advisory fees.

Conflicts of Interest. Numeric’s portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Global Public Equity Fund’s or Public Alternatives Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Global Public Equity Fund or Public Alternatives Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Global Public Equity Fund or Public Alternatives Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, Numeric does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Numeric believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Numeric’s portfolio managers’ day-to-day management of the Global Public Equity Fund and Public Alternatives Fund. Because of their positions with the Global Public Equity Fund and Public Alternatives Fund, the portfolio managers know the size, timing and possible market impact of Global Public Equity Fund and Public Alternatives Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Global Public Equity Fund and Public Alternatives Fund. However, Numeric has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Numeric’s portfolio managers’ management of the Global Public Equity Fund or Public Alternatives Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Global Public Equity Fund or Public Alternatives Fund. This conflict of interest may be exacerbated to the extent that the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Global Public Equity Fund or Public Alternatives Fund. Notwithstanding this theoretical conflict of interest, it is Numeric’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Numeric has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Global Public Equity Fund or Public Alternatives Fund, such securities might not be suitable for the Global Public Equity Fund or Public Alternatives Fund given their investment objectives and related restrictions.

OFI SteelPath, Inc.

OFI SteelPath, Inc. (“OFI SteelPath”), 2100 McKinney Avenue, Suite 1401, Dallas, Texas 75201, serves as investment sub-adviser to the Income Opportunities Fund. OFI SteelPath is a successor to SteelPath Capital Management, LLC and SteelPath Fund Advisors, LLC, which were established in 2004 and 2009, respectively. OFI SteelPath is a wholly-owned subsidiary of OppenheimerFunds, Inc., and also advises individuals, financial institutions, private equity funds and other pooled investment vehicles. As of December 31, 2017, OFI SteelPath had approximately $10.32 billion in assets under management.

Compensation. OFI SteelPath receives a fee based on the assets under management of the Income Opportunities Fund as set forth in the Investment Sub-Advisory Agreement between OFI SteelPath and the Adviser.

Portfolio managers are employed and compensated by OFI SteelPath or an affiliate, not by the Income Opportunities Fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of OFI SteelPath. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager’s responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar or other peer group category, selected by senior management. Performance is measured on a pre-tax basis. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of OFI SteelPath and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.

Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of an OFI SteelPath-affiliated company, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive either 20% or 40% of their long-term award component in the form of deferred cash investments in the fund(s) managed. Through this long-term award component, the portfolio managers’ interests are further aligned with those of fund shareholders.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager’s compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

For the Fund, the peer group category is based on a modeled distribution of returns from “C” Corporation funds in the Morningstar Energy Limited Partnership category, and a portfolio of higher yielding MLP securities.

Ownership of Fund Shares. The Income Opportunities Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Stuart Cartner	None
Brian Watson, CFA	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Income Opportunities Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Billions)	Number of Accounts	Total Assets (in Billions)	Number of Accounts	Total Assets (in Billions)
Stuart Cartner	5	$6.59	1	$66.18	2	$399.20
Brian Watson, CFA	5	$6.59	1	$66.18	2	$399.20

Conflicts of Interest. A portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Income Opportunities Fund. At times, those responsibilities could potentially conflict with the interests of the Income Opportunities Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Income Opportunities Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Income Opportunities Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Income Opportunities Fund. Not all funds and accounts advised by OFI SteelPath or its affiliates have the same management fee. If the management fee structure of another fund or account is more advantageous to OFI SteelPath or its affiliates than the fee structure of the Income Opportunities Fund, OFI SteelPath or its affiliates could have an incentive to favor the other fund or account. However, OFI SteelPath’s and its affiliates’ compliance procedures and Code of Ethics recognize OFI SteelPath and its affiliates’ obligation to treat all of their clients, including the Income Opportunities Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Code of Ethics. OFI SteelPath has a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees (“covered persons”) that could compete with or take advantage of Income Opportunities Fund’s portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of Income Opportunities Fund and/or other funds advised by OFI SteelPath. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by Income Opportunities Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by OFI SteelPath.

Parametric Portfolio Associates® LLC

Parametric Portfolio Associates® LLC (“Parametric”), 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Parametric is a Seattle, Washington based investment manager that has been providing investment advisory services since its formation in 1987. Parametric serves its clients through Investment Centers located in Seattle, WA, Minneapolis, MN and Westport, CT. In addition, in order to meet the needs of its clients, Parametric has offices in Boston, MA and Sydney, Australia. Parametric is a majority-owned indirect subsidiary of Eaton Vance Corp. (“EVC”), a publicly held company that is traded on the New York Stock Exchange under the ticker symbol EV. As of December 31, 2017, Parametric’s assets under management totaled approximately $230.1 billion.

Compensation. Parametric receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between Parametric and the Adviser.

Employee Compensation. Parametric believes that its compensation packages, which are described below, are adequate to attract and retain high-caliber professional employees. Compensation for investment professionals is not based directly on investment performance or assets managed, but rather on the overall performance of responsibilities. In this way, the interests of portfolio managers are aligned with the interests of investors without providing incentive to take undue or insufficient investment risk. It also removes a potential motivation for fraud.

Compensation of Parametric’s portfolio managers and other investment professionals has three primary components: (i) a base salary; (ii) an annual cash bonus; and (iii) annual equity-based compensation. Parametric’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric’s investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after Parametric’s October 31 fiscal year end.

Method to Determine Employee Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance and remain competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, EVC. While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.

Ownership of Fund Shares. The Global Public Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Thomas Seto	None
Paul Bouchey, CFA	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Global Public Equity Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)
Thomas Seto	41	$26,239.83	12	$4,459.15	16,764	[1]	$88,300.03
Paul Bouchey, CFA	15	$12,897.57	12	$4,459.15	16,764	[1]	$88,300.03

[1]	Includes 2 accounts managed with a performance-based fee, representing approximately $203.85 million in assets.

Conflicts of Interest. Parametric’s portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Global Public Equity Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other investment company accounts and separately managed accounts. The other accounts might have similar investment objectives as the Global Public Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Global Public Equity Fund. While the portfolio managers’ management of other accounts may give rise to potential conflicts of interest, Parametric does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Parametric believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

Phocas Financial Corporation

Phocas Financial Corporation (“Phocas”), 980 Atlantic Avenue, Suite 106, Alameda, California 94501, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Phocas, a California corporation established in 2005, is employee-owned. As of December 31, 2017, Phocas had approximately $1.2 billion in assets under management.

Compensation. Phocas receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between Phocas and the Adviser.

The Portfolio Managers are compensated with a salary and bonus package. Phocas’ bonus pool is determined by Phocas’ profits after bonuses paid to employees who are not principals of the Firm. This is derived linearly from the performance of the Fund and the asset size of the Fund. The Portfolio Managers do not participate in a company-sponsored retirement plan, but receive the standard benefits commensurate with the other employees of the firm. Portfolio Managers receive deferred compensation.

Ownership of Fund Shares. The Global Public Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
William Schaff	None
Steve Block	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Global Public Equity Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
William Schaff	3	$85.3	1	$50.9	40	$1,001
Steve Block	2	$65.9	1	$45.0	188	$1.048

Conflicts of Interest. Phocas’ portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Global Public Equity Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other investment company accounts and separately managed accounts. The other accounts might have similar investment objectives as the Global Public Equity Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Global Public Equity Fund. While the portfolio managers’ management of other accounts may give rise to potential conflicts of interest, Phocas does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Phocas believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

Prime Advisors, Inc.

Prime Advisors, Inc. (“Prime”), 22635 NE Marketplace Drive, Redmond, Washington 98053, serves as investment sub-adviser to a portion of the assets of the Core Plus Bond Fund. Prime, a Washington corporation founded in 1988, is a wholly owned subsidiary of Sun Life Financial. As of December 31, 2017, Prime had approximately $17.1 billion in assets under management.

Compensation. Prime receives a fee based on the assets under management of the Core Plus Bond Fund as set forth in the Investment Sub-Advisory Agreement between Prime and the Adviser.

Prime compensates the portfolio managers for their management of the Fund. Prime’s portfolio managers are compensated with salary and annual bonus. Bonuses are determined by the firm’s Compensation Committee, and are a function of both firm profitability and the performance of each individual based on both subjective and objective factors.

Ownership of Fund Shares. The Core Plus Bond Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Marc W. Tollefson	None
Victor Harned, CFA, CMT	None
Mindy Berg	None
Steven Sims	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Core Plus Bond Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Millions)
Marc W. Tollefson	0	$0	0	$0	10	$2,436
Victor Harned, CFA, CMT	0	$0	0	$0	6	$606
Mindy Berg	0	$0	0	$0	5	$4,572
Steven Sims	0	$0	0	$0	4	$243

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indices as the Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund. To address and manage these potential conflicts of interest, Prime has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by the investment management and the compliance teams.

Robert W. Baird & Co. Incorporated

Robert W. Baird & Co. Incorporated (“Baird”), 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. Established in 1919, Baird provides discretionary asset management and other investment advisory services to institutional and individual clients and serves as investment adviser or sub-adviser to equity and fixed income mutual funds. Baird is owned indirectly by its employees through Baird Financial Group, Inc. (“BFG”), the ultimate parent company of Baird. As of December 31, 2017, Baird had approximately $96.2 billion in assets under discretionary management.

Compensation. Baird receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between Baird and the Adviser.

Baird compensates portfolio managers with a base salary and an annual incentive bonus (including a minimum guaranteed bonus based on the base salary). A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities. A portfolio manager’s bonus is determined primarily by pre-tax investment performance of the accounts, including the Global Public Equity Fund, and the revenues and overall profitability of Baird and in certain cases, the revenues from and retention of accounts managed by a particular portfolio manager. The compensation of Brian Beitner, the portfolio manager for the Global Public Equity Fund, specifically consists of a base salary, a guaranteed bonus and additional bonus opportunities that are related to the revenues generated by Baird’s Chautauqua Capital Management division, including the fees paid to Baird for sub-advising the Global Public Equity Fund. Portfolio managers may own and may be offered an opportunity to purchase or sell common stock in BFG, Baird’s ultimate parent company. Portfolio managers may also own and may be offered an opportunity to purchase or sell shares in private equity offerings sponsored by Baird.

Ownership of Fund Shares. The Global Public Equity Fund is required to show the dollar amount range of the portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Brian Beitner, CFA	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Global Public Equity Fund, the portfolio manager may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)
Brian Beitner, CFA	3	$332.26	3	$83.58	1	*	$121.45

*	This account is subject to a performance-based advisory fee.

Conflicts of Interest. Baird and its individual portfolio managers advise multiple accounts for numerous clients. In addition to the Global Public Equity Fund, these accounts may include separate accounts, mutual funds, private investment funds, collective trusts, and a portion of a state 529 education savings plan portfolio. Baird manages potential conflicts of interest between the Global Public Equity Fund and other types of accounts through trade allocation policies and oversight by Baird’s investment management departments and compliance department. Allocation policies are designed to address potential conflicts of interest in situations where two or more funds and/or other accounts participate in investment transactions involving the same securities.

Strategic Income Management, LLC

Strategic Income Management, LLC (“SiM”), 1200 Westlake Ave N, Suite 713, Seattle, Washington 98109, serves as investment sub-adviser to a portion of the assets of the Income Opportunities Fund. SiM, a Washington limited liability company, was founded in 2010 and is owned by Gary J. Pokrzywinski, Brian Placzek, Tim Black and Ryan Larson. As of December 31, 2017, SiM had approximately $1.4 billion in assets under management.

Compensation. SiM receives a fee based on the assets under management of the Income Opportunities Fund as set forth in the Investment Sub-Advisory Agreement between SiM and the Adviser.

SiM competitively compensates portfolio managers through a combination of base salary and their profits interest in the firm as a whole. This profit interest provides an incentive for superior performance. SiM does not anticipate allocating fee revenue from the Income Opportunities Fund to specific investment management personnel. SiM’s intent is to motivate investment personnel by utilizing objective performance benchmarks and not specifically fee revenue.

Ownership of Fund Shares. The Income Opportunities Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year end. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Gary J. Pokrzywinski, CFA	None
Brian L. Placzek, CFA	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Income Opportunities Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to performance-based advisory fees. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Gary J. Pokrzywinski, CFA	1	$1,235	1	$29.81	1	$96.94
Brian L. Placzek, CFA	1	$1,235	1	$29.81	1	$96.94

Conflicts of Interest. SiM’s portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Income Opportunities Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Income Opportunities Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Income Opportunities Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, SiM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SiM believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of SiM’s portfolio managers’ day-to-day management of the Income Opportunities Fund. Because of their positions with the Income Opportunities Fund, the portfolio managers know the size, timing and possible market impact of Income Opportunities Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Income Opportunities Fund. However, SiM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of SiM’s portfolio managers’ management of the Income Opportunities Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Income Opportunities Fund. This conflict of interest may be exacerbated to the extent that its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Income Opportunities Fund. Notwithstanding this theoretical conflict of interest, it is SiM’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SiM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Income Opportunities Fund, such securities might not be suitable for the Income Opportunities Fund given its investment objectives and related restrictions.

Thornburg Investment Management, Inc.

Thornburg Investment Management, Inc. (“TIM”), 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, serves as investment sub-adviser to a portion of the assets of the Global Public Equity Fund. TIM was incorporated in Delaware in 1982 and is an independent, privately-held, employee-owned organization. As of December 31, 2017, thirty-eight of the firm’s professionals (approximately 18% of the firm’s employees) share in the ownership of the firm, nineteen of whom are investment professionals. TIM has both voting and non-voting shares. Garrett Thornburg owns 100% of the voting shares and Thornburg family members, including family member revocable trusts, beneficially own 29.41%. Thornburg irrevocable family trusts beneficially own 43.78%. Other TIM employees, in aggregate beneficially own 26.81%. As of December 31, 2017, TIM had approximately $49 billion in assets under management.

Compensation. TIM receives a fee based on the assets under management of the Global Public Equity Fund as set forth in the Investment Sub-Advisory Agreement between TIM and the Adviser.

TIM compensates the portfolio managers for their management of the Global Public Equity Fund. The compensation for each portfolio manager includes an annual salary, annual bonus and company-wide profit sharing. The portfolio managers also own equity shares in TIM. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the Global Public Equity Fund; multiple year historical total return of accounts managed by the portfolio manager, including the Global Public Equity Fund, relative to market performance and similar investment companies; single year historical total return of accounts managed by the portfolio manager, including the Global Public Equity Fund, relative to market performance and similar investment companies; and the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the Global Public Equity Fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of TIM, such benefits accrue from the overall financial performance of TIM.

Ownership of Fund Shares. The Global Public Equity Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Brian J. McMahon	None
W. Vinson Walden, CFA	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Global Public Equity Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to performance-based advisory fees. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Brian J. McMahon	2	$18,424	6	$358	6	$867
W. Vinson Walden, CFA	2	$2,641	5	$344	9	$880

Conflicts of Interest. Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the Global Public Equity Fund’s investments and the portfolio manager’s management of other accounts. These conflicts could include: (i) allocating a favorable investment opportunity to one account but not another; (ii) directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace; (iii) giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another; and (iv) obtaining services from brokers conducting trades for one account, which are used to benefit another account. TIM has considered the likelihood that any material conflicts of interest could arise between a portfolio manager’s management of the Global Public Equity Fund’s investments and the portfolio manager’s management of other accounts. TIM has not identified any such conflicts that may arise and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Wells Fargo Portfolio Risk Advisors

Wells Fargo Portfolio Risk Advisors (“WFPRA”), a Division of Structured Asset Investors, LLC (“SAI, LLC”), 375 Park Avenue, 4th Floor, New York, New York 10152, serves as investment sub-adviser to a portion of the assets of the Public Alternatives Fund. WFPRA was founded as a division of SAI, LLC, a Delaware limited liability company domiciled in North Carolina, in 2004. SAI, LLC is a wholly-owned subsidiary of Wells Fargo & Company. As of December 31, 2017, SAI, LLC had approximately $438 million in assets under management, of which $438 million was managed by WFPRA.

Compensation. WFPRA receives a fee based on the assets under management of the Public Alternatives Fund as set forth in the Investment Sub-Advisory Agreement between WFPRA and the Adviser.

Bonus is discretionary, and depends in part on Wells Fargo & Company performance and in part on the performance of Wells Fargo Securities, LLC, an affiliate of SAI, LLC and WFPRA. Individuals are measured on various dimensions for their bonus determination, including client relationships, cultural values, financial measures (including WFPRA asset growth, account performance, revenue, and profitability), leadership, market knowledge, partnership (with other Wells Fargo groups), and personal professional development. Mr. Rick Silva, President and CEO of WFPRA, is responsible for determining the bonus pool for WFPRA employees.

Ownership of Fund Shares. The Public Alternatives Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the most recently completed fiscal year end. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name	Dollar Range of Fund Shares Owned[1]
Benjamin R. Adams, CFA	None
Philip S. Douthit	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Public Alternatives Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Millions)
Benjamin R. Adams, CFA	1	$56.6	0	$0	4	$381
Philip S. Douthit	1	$56.6	0	$0	4	$381

Conflicts of Interest. WFPRA’s portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Public Alternatives Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Public Alternatives Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Public Alternatives Fund. While the portfolio managers’ management of other accounts may give rise to potential conflicts of interest, WFPRA does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, WFPRA believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement, dated November 14, 1991, as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the following amounts for these services:

Fund	Administration Fees Paid
	2015	2016	2017
Core Plus Bond Fund	N/A1	$43,497[2]	$275,935
Global Public Equity Fund	$562,028	$566,246	$665,705
Income Opportunities Fund	$111,203	$116,178	$137,768
Public Alternatives Fund	$310,401	$319,773	$345,687
Real Assets Fund	$104,616	$112,318	$130,986

1	Not in operation during the period.
2	Represents the period from August 30, 2016 (commencement of Fund operations) to October 31, 2016.

THE DISTRIBUTOR

General. The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares, including the shares of the Funds. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Shareholder Servicing Plan. The Funds have adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.05% of average daily net assets of the Funds will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and/or administrative services or similar non-distribution services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Funds; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Funds; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Funds on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Funds may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the Funds’ transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, 02109 (the “Custodian”), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 695 Town Center Drive Suite 1000, Costa Mesa, California 92626, serves as independent registered public accounting firm for the Funds. The financial statements with respect to the Funds for the fiscal year ended October 31, 2017, including notes thereto and the report of Deloitte & Touche LLP thereon, as contained in the 2017 Annual Report to Shareholders, are herein incorporated by reference into and deemed to be part of this SAI.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

BNP Paribas, acting through its New York branch, serves as the securities lending agent (“Securities Lending Agent”) for the Global Public Equity Fund. The services provided to the Fund by the Securities Lending Agent include (i) entering into loans subject to guidelines or restrictions provided by the Fund; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Fund; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Fund at loan termination. Fees for all services provided to the Fund by the Securities Lending Agent are included in the revenue split.

The following table provides the income earned, and fees and/or compensation paid, by the Global Public Equity Fund in connection with securities lending activities during the fiscal year ended October 31, 2017.

Global Public Equity Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$273,281.11
Fees and/or compensation for securities lending activities and related services
Fees paid to Securities Lending Agent from a revenue split	$49,658.00
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	None
Administrative fees not included in the revenue split	None
Indemnification fees not included in the revenue split	None
Rebates (paid to borrowers)	$24,990.91
Other fees not included in the revenue split	None
Aggregate fees and/or compensation for securities lending activities	$74,648.91
Net income from securities lending activities	$198,632.20

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	None	None
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None

1	Valuation date is December 31, 2017.
2	The Funds are the only funds in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the Funds’ most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$111,968	N/A	N/A	$111,968 for service on one (1) board
Johnson	$111,968	N/A	N/A	$111,968 for service on one (1) board
Krikorian	$120,541	N/A	N/A	$120,541 for service on one (1) board
Speca	$111,968	N/A	N/A	$111,968 for service on one (1) board
Sullivan	$126,189	N/A	N/A	$126,189 for service on one (1) board

1	All funds in the Fund Complex are series of the Trust.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

PURCHASING AND REDEEMING SHARES

Shares of the Funds are offered exclusively to certain advisory clients of the Adviser. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of the Funds’ securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange-traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange-traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange-traded option, the Funds will follow the rules regarding the valuation of exchange-traded options. If the OTC option is not also an exchange-traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate NAV, the settlement price may not be available at the time at which each Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds’ Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies (“RICs”), such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Qualification as a Regulated Investment Company. Each Fund intends to qualify and elects to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (B) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. A Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as RICs.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares. It is currently not anticipated that any distributions by the Income Opportunities Fund, the Core Plus Bond Fund, and the Real Assets Fund will be eligible for the reduced tax rates applicable to qualified dividend income. It is currently not anticipated that any distributions by the Income Opportunities Fund, the Core Plus Bond Fund, and the Real Assets Fund will be eligible for the reduced tax rates applicable to qualified dividend income.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Fund. The Funds will report annually to their shareholders the federal tax status of all distributions made by the Funds.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain of the Funds’ investment strategies may limit their ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales or Redemptions. Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for purchase of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as their default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the ability of a Fund to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the following discussion regarding the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Certain derivative investment by the Funds, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the "Qualifying Income Test" described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the “Asset Test” with respect to such derivatives.

The Public Alternatives Fund and Real Assets Fund may invest in commodity-linked derivative instruments. Such investments may generate non-qualifying income for the Public Alternatives Fund and Real Assets Fund for purposes of the Qualifying Income Test discussed above. The Public Alternatives Fund and Real Assets Fund intend to carefully monitor the income from such investments in order to satisfy the Qualifying Income Test by maintaining each Fund’s non-qualifying income below 10% of such Fund’s gross income for a taxable year. However, there is no guarantee that the Public Alternatives Fund and Real Assets Fund will be successful in this regard. If either the Public Alternatives Fund or Real Assets Fund fails to qualify as a RIC and to avail itself of certain relief provisions discussed above, such Fund would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions would generally be taxable as dividends.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the same sources as described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

A Fund may invest in certain MLPs which may be treated as “qualified publicly traded partnerships.” Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund’s investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. A Fund may invest in MLP I-Shares. Because issuers of MLP I-Shares are generally treated as corporations and not partnerships for tax purposes, a Fund’s investment in MLP I-Shares is not counted for purposes of this 25% limitation on investments in MLPs, however, they will be subject to the same limitations for other investments in issuers of securities. The Funds will monitor their investments in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests.

MLPs and other partnerships that the Funds may invest in will deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your Form 1099 tax reporting statement and, accordingly, send you a corrected Form 1099.

The Tax Act treats “qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code as eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a “qualified publicly traded partnership” as defined for the purpose of the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable a Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

The Tax Act treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting RICs, such as the Funds, to pass the special character of this income through to their shareholders. Currently, direct investors in REITs will enjoy the lower rate, but investors in RICs that invest in such REITs will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Funds to pass through the special character of “qualified REIT dividends” to shareholders.

REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies”, or “PFICs”, the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF”, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Certain Foreign Currency Tax Issues. A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund’s total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to their shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-of-funds” under the Code. If a Fund is a “qualified fund-of-funds” it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding. A Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends they pay, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser or a Sub-Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser and Sub-Advisers that the advantages of combined orders outweigh the possible disadvantages of combined orders.

During the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

Fund	Aggregate Dollar Amount of Brokerage Commissions Paid
	2015	2016	2017
Core Plus Bond Fund	N/A1	$0[2]	$1,359
Global Public Equity Fund	$896,593	$648,284	$726,924
Income Opportunities Fund	$19,165	$43,010	$20,914
Public Alternatives Fund	$731,089	$746,005	$744,506
Real Assets Fund	$36,712	$41,650	$264,422

1	Not in operation during the period.
2	Represents the period from August 30, 2016 (commencement of Fund operations) to October 31, 2016.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds’ Adviser or Sub-Advisers may select a broker based upon brokerage or research services provided to the Adviser or Sub-Advisers. The Adviser or Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser and Sub-Advisers, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser and Sub-Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser and Sub-Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser and Sub-Advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser and Sub-Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser or Sub-Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser and Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Funds’ Adviser and Sub-Advisers under the Advisory Agreement and Sub-Advisory Agreements. Any advisory or other fees paid to the Adviser or Sub-Advisers are not reduced as a result of the receipt of research services.

In some cases the Adviser or Sub-Advisers may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser or Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser and Sub-Advisers face a potential conflict of interest, but the Adviser and Sub-Advisers believe that their allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser or Sub-Advisers may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or a Sub-Adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

During the fiscal year ended October 31, 2017, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser.

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser or a Sub-Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

During the fiscal years ended October 31, 2015, 2016 and 2017, the Funds did not pay brokerage commissions to affiliated brokers.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Funds held during their most recent fiscal period. During the most recent fiscal year, the Income Opportunities Fund and Real Assets Fund did not hold any securities of “regular brokers and dealers. During the most recent fiscal year, the Core Plus Bond Fund, Global Public Equity Fund and Public Alternatives Fund held the following securities of “regular brokers and dealers”:

Fund	Name of Issuer	Type of Security	Amount (000)
Core Plus Bond Fund	Citigroup	Debt	$3,635
	Goldman Sachs	Debt	$3,377
	Barclays Bank Plc	Debt	$731
	Wells Fargo Securities	Debt	$2,039
	Chase Securities	Debt	$986
	Morgan Stanley	Debt	$4,103
	Bear, Stearns & Co.	Debt	$518
	Nomura Securities	Debt	$508
Global Public Equity Fund	Citigroup	Equity	$6,946
	Wells Fargo Securities	Equity	$1,020
	Barclays Bank Plc	Equity	$489
	Nomura Securities	Equity	$266
Income Opportunities Fund	Wells Fargo Securities	Equity	$648
Public Alternatives Fund	Morgan Stanley	Equity	$35

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. During the fiscal years ended October 31, 2016 and 2017, the Funds’ portfolio turnover rates were as follows:

	Portfolio Turnover Rates
	2016	2017
Core Plus Bond Fund	72%[1]	179%
Global Public Equity Fund	49%	52%
Income Opportunities Fund	35%	50%
Public Alternatives Fund	92%	117%
Real Assets Fund	36%	30%

1	Represents the period from August 30, 2016 (commencement of Fund operations) to October 31, 2016.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Funds’ Adviser, principal underwriter or any affiliated person of the Funds, the Adviser, or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (the “Authorized Person”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31 and October 31). The Funds disclose a complete schedule of investments in Semi-Annual and Annual Reports to Fund shareholders following the second and fourth fiscal quarters and in quarterly holdings reports filed with the SEC on Form N-Q following the first and third fiscal quarters. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Within 10 days of the end of each month end, each Fund will post its top ten portfolio holdings on the internet at http://www.aicfundholdings.com/cornerstone. The Funds provide information about their complete portfolio holdings, updated as of the most recent calendar month, on the internet at http://aicfundholdings.com/cornerstone. This information is provided with a lag of at least 30 days and is publicly available to shareholders. The Adviser may exclude any portion of the Funds’ portfolio holdings from publication when deemed to be in the best interest of the Funds.

The Funds’ policies and procedures provide that the Authorized Person, may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, Adviser and its affiliates or recipient of the Funds’ portfolio holdings information. The Funds will review a third party’s request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

In addition, the Funds’ service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds’ service providers that would prohibit them from disclosing or trading on the Funds’ non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or class of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds’ shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. When voting shares of an underlying fund, the Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. For assets that are managed directly by Sub-Advisers, the Adviser has delegated responsibility for decisions regarding proxy voting to the Sub-Advisers. Each Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures, which are also included in Appendix B.

The Trust is required to disclose annually the Funds’ complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available (i) without charge, upon request, by calling 1-888-762-1442 and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Advisers, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, but are required to report their personal securities transactions for monitoring purposes. Certain Access Persons are prohibited from engaging in personal securities transactions in securities that are held by the Funds. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

Name and Address	% of Fund
Core Plus Bond Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	99.56%
Global Public Equity Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	99.64%
Income Opportunities Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	99.42%
Public Alternatives Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	99.90%
Real Assets Fund
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	99.41%

APPENDIX A – DESCRIPTION OF RATINGS

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

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Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

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AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

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SP-3 Speculative capacity to pay principal and interest.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

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B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

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APPENDIX B –PROXY VOTING POLICIES AND PROCEDURES OF CORNERSTONE AND SUB-ADVISERS

Exhibit	Investment Adviser or Sub-Adviser	Fund
A	Cornerstone Advisors, Inc.	Global Public Equity Fund
Income Opportunities Fund
Public Alternatives Fund
Real Assets Fund
Core Plus Bond Fund
B	Acadian Asset Management LLC	Global Public Equity Fund
C	AJO, LLP	Public Alternatives Fund
D	Allianz Global Investors U.S. LLC	Global Public Equity Fund
Income Opportunities Fund
E	BlackRock Financial Management, Inc., BlackRock International Limited (Sub-Sub-Adviser)	Real Assets Fund
F	ClariVest Asset Management LLC	Public Alternatives Fund
Global Public Equity Fund
G	Cramer Rosenthal McGlynn LLC	Global Public Equity Fund
H	Driehaus Capital Management LLC	Global Public Equity Fund
I	Fairpointe Capital LLC	Global Public Equity Fund
J	Franklin Advisers, Inc.	Core Plus Bond Fund
K	Harris Associates L.P.	Global Public Equity Fund
L	Kayne Anderson Capital Advisors, L.P.	Real Assets Fund
M	Loomis, Sayles & Company, L.P.	Core Plus Bond Fund
N	LSV Asset Management	Global Public Equity Fund
O	Marsico Capital Management, LLC	Global Public Equity Fund
P	Metropolitan West Asset Management LLC	Core Plus Bond Fund
Q	Numeric Investors LLC	Global Public Equity Fund
Public Alternatives Fund
R	OFI SteelPath Capital Management, LLC	Income Opportunities Fund
S	Parametric Portfolio Associates LLC	Global Public Equity Fund
T	Phocas Financial Corporation	Global Public Equity Fund
U	Prime Advisors, Inc.	Core Plus Bond Fund
V	Robert W. Baird & Co. Incorporated	Global Public Equity Fund
W	Strategic Income Management, LLC	Income Opportunities Fund
X	Thornburg Investment Management, Inc.	Global Public Equity Fund
Y	Wells Fargo Portfolio Risk Advisors	Public Alternatives Fund

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EXHIBIT A

Cornerstone Advisors, Inc.

IA Policies and Procedures Manual

8/6/2012 to Current

Proxy Voting Policy

Cornerstone Advisors, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Cornerstone utilizes an outside proxy voting service.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Cornerstone’s Chief Investment Officer, or designee(s), has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Cornerstone Advisors, Inc. has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

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Voting Procedures

•	The Front Desk Coordinator will forward any proxy materials received on behalf of clients to the Chief Investment Officer, or designee
•	Cornerstone’s CIO, or designee will determine which client accounts hold the security to which the proxy relates;
•	Pursuant to its procedures, Cornerstone’s Proxy Policy Committee (consisting of its Chief Investment Officer, Chief Operations Officer, and Chief Compliance Officer) will resolve any apparent or potential conflicts of interest;
•	Absent material conflicts, the Chief Investment Officer, or designee(s) will determine how Cornerstone Advisors, Inc. should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

•	Cornerstone Advisors, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Cornerstone Advisors, Inc. voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Investment Officer.
•	In response to any request, the Chief Investment Officer, or designee will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Cornerstone Advisors, Inc. voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•	In the absence of specific voting guidelines from the client, Cornerstone Advisors, Inc. will vote proxies in the best interests of each particular client. Cornerstone Advisors, Inc.’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Cornerstone Advisors, Inc.’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
•	Cornerstone Advisors, Inc. will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.
•	Cornerstone Advisors, Inc. will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
•	In reviewing proposals, Cornerstone Advisors, Inc. will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

B-4

Conflicts of Interest

•	Cornerstone Advisors, Inc. will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Cornerstone Advisors, Inc. with the issuer of each security to determine if Cornerstone Advisors, Inc. or any of its employees has any financial, business or personal relationship with the issuer.
•	If a material conflict of interest exists, the Proxy Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
•	Cornerstone Advisors, Inc. will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Cornerstone’s Chief Investment Officer, or designee, shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;
•	Each proxy statement that Cornerstone Advisors, Inc. receives;
•	A record of each vote that Cornerstone Advisors, Inc. casts;
•	Any document Cornerstone Advisors, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Chief Investment Officer, if applicable.

•	A copy of each written request from a client for information on how Cornerstone Advisors, Inc. voted such client’s proxies, and a copy of any written response.

B-5

Cornerstone Advisors, Inc. - Policies Procedures Manual	Exhibit A Proxy Voting

Proxy Voting

Policy

Cornerstone Advisors, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Cornerstone utilizes an outside proxy voting service.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Cornerstone's Chief Investment Officer, or designee(s), has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Cornerstone Advisors, Inc. has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

•	The Front Desk Coordinator will forward any proxy materials received on behalf of clients to the Chief Investment Officer, or designee
•	Cornerstone's CIO, or designee will determine which client accounts hold the security to which the proxy relates;
•	Pursuant to its procedures, Cornerstone's Proxy Policy Committee (consisting of its Chief Investment Officer, Chief Operations Officer, and Chief Compliance Officer) will resolve any apparent or potential conflicts of interest;
•	Absent material conflicts, the Chief Investment Officer, or designee(s) will determine how Cornerstone Advisors, Inc. should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

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Cornerstone Advisors, Inc. - Policies Procedures Manual	Procedure

Disclosure

•	Cornerstone Advisors, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Cornerstone Advisors, Inc. voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Chief Investment Officer.
•	In response to any request, the Chief Investment Officer, or designee will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Cornerstone Advisors, Inc. voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

•	In the absence of specific voting guidelines from the client, Cornerstone Advisors, Inc. will vote proxies in the best interests of each particular client. Cornerstone Advisors, Inc.'s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Cornerstone Advisors, Inc.'s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
•	Cornerstone Advisors, Inc. will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors nonaudit services.
•	Cornerstone Advisors, Inc. will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
•	In reviewing proposals, Cornerstone Advisors, Inc. will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

•	Cornerstone Advisors, Inc. will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Cornerstone Advisors, Inc. with the issuer of each security to determine if Cornerstone Advisors, Inc. or any of its employees has any financial, business or personal relationship with the issuer.
•	If a material conflict of interest exists, the Proxy Policy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
•	Cornerstone Advisors, Inc. will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

Cornerstone's Chief Investment Officer, or designee, shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;
•	Each proxy statement that Cornerstone Advisors, Inc. receives;
•	A record of each vote that Cornerstone Advisors, Inc. casts;
•	Any document Cornerstone Advisors, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Chief Investment Officer, if applicable.
•	A copy of each written request from a client for information on how Cornerstone Advisors, Inc. voted such client’s proxies, and a copy of any written response.

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Exhibit B

ACADIAN ASSET MANAGEMENT LLC

Proxy Voting Policies and Procedures

(as of September 2014)

Policy

Whether Acadian will have proxy voting responsibility on behalf of a separate account client is subject to negotiation as part of the overall investment management agreement executed with each client. Should a client desire that Acadian vote proxies on their behalf, Acadian will accept such authority and agree with the client whether votes should be cast in accordance with Acadian’s proxy voting policy or in accordance with a client specific proxy voting policy. Should the client wish to retain voting responsibility themselves, Acadian would have no further involvement in the voting process but would remain available to provide reasonable assistance to the client as needed.

Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies on behalf of Acadian’s clients who have instructed Acadian to vote proxies on their behalf. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy service firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian’s voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients’ best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Procedures

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so. To assist in this effort, Acadian has retained ISS to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.

In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian’s Proxy Coordinator will conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, the Proxy Coordinator will seek a voting recommendation from an authorized member of our investment team and ensure the vote is cast as they instruct.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called “share blocking” markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, its Proxy Coordinator will prepare a report for review with a compliance officer, and senior management if needed, that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein. The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

Voting Process

Acadian has appointed the Head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records specific to a client’s account are available to each client upon request.

Proxy Voting Record

Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

Exhibit C

PROXY VOTING POLICY

OVERVIEW

AJO exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client’s investment management agreement; other clients retain this authority. In the case of ERISA accounts, AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

Each client account is voted by the firm’s Proxy Manager, and AJO’s proxy voting is overseen by the firm’s Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with AJO’s fiduciary duties and with the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. AJO’s quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues, AJO will rely primarily on one or more independent third-party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. AJO has procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. AJO votes each proxy individually and on rare occasions we will not follow the third-party recommendation. AJO will only vote against the recommendation where it is in the portfolio’s best interests to do so and where AJO has no material conflict of interest (see “Conflicts of Interest,” below).

AJO understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, AJO will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which AJO may be unable to vote a proxy or may chose not to vote a proxy, such as where: (i) a proxy ballot is not received from the custodian bank; (ii) a meeting notice is received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if AJO votes a proxy, or where AJO is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to effective powers of attorney; (v) AJO holds shares on the record date but sells them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) AJO believes it is not in the best interest of the client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

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In some foreign jurisdictions, even if AJO uses reasonable efforts to vote a proxy on behalf of its clients, such vote or proxy may be rejected because of (i) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (ii) changes in the process or agenda for the meeting by the issuer for which AJO does not have sufficient notice; or (iii) the exercise by the issuer of its discretion to reject the vote of AJO. In addition, despite the best efforts of AJO and its agents, there may be situations where AJO’s votes are not received, or are not properly tabulated, by an issuer or the issuer’s agent.

CONFLICTS OF INTEREST

Actual and potential conflicts of interest, including conflicts of interest of our third- party proxy service, are monitored by AJO’s Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the recommendation of our proxy voting service, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. If our primary proxy voting service has a conflict of interest that causes it to abstain from making a recommendation on the proxy, the Committee will determine how to vote the proxy. In making this determination, the Committee may use the guidelines issued by our proxy voting service for similar proxy issues or may seek the recommendation of a secondary proxy voting service.

RECORD-KEEPING

AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third-party service providers or by relying on records available on EDGAR, the SEC’s online document-filing and -retention system.

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VOTE DISCLOSURE

Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215.546.7500.

AJO treats proxy votes as the property of the client and will generally not disclose proxy votes to third parties. AJO may be required by law or regulation to report or disclose to the SEC or to other regulatory bodies how AJO votes on certain proxy issues. Such disclosure may become publicly available.

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Exhibit D

United States

Summary Proxy Voting Guidelines

2016 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2016

Published December 18, 2015

Updated February 23, 2016

www.issgovernance.com
© 2016 ISS | Institutional Shareholder Services

2016 U.S. Summary Proxy Voting Guidelines

COVERAGE			8
1.	ROUTINE/MISCELLANEOUS		9
	Adjourn Meeting		9
	Amend Quorum Requirements		9
	Amend Minor Bylaws		9
	Change Company Name		9
	Change Date, Time, or Location of Annual Meeting		9
	Other Business		9
	AUDIT-RELATED		9
	Auditor Indemnification and Limitation of Liability		9
	Auditor Ratification		10
	Shareholder Proposals Limiting Non-Audit Services		10
	Shareholder Proposals on Audit Firm Rotation		10
2.	BOARD OF DIRECTORS:		11
	VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS		11
	1.	Accountability	11
	2.	Responsiveness	15
	3.	Composition	15
	4.	Independence	16
	2016 ISS U.S. Categorization of Directors		17
	OTHER BOARD-RELATED PROPOSALS		19
	Age/Term Limits		19
	Board Size		19
	Classification/Declassification of the Board		19
	CEO Succession Planning		19
	Cumulative Voting		19
	Director and Officer Indemnification and Liability Protection		20
	Establish/Amend Nominee Qualifications		20
	Establish Other Board Committee Proposals		21
	Filling Vacancies/Removal of Directors		21
	Independent Chair (Separate Chair/CEO)		21
	Majority of Independent Directors/Establishment of Independent Committees		22
	Majority Vote Standard for the Election of Directors		22
	Proxy Access		22
	Require More Nominees than Open Seats		22
	Shareholder Engagement Policy (Shareholder Advisory Committee)		23
	Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections		23
	Vote-No Campaigns		23
3.	SHAREHOLDER RIGHTS & DEFENSES		24
	Advance Notice Requirements for Shareholder Proposals/Nominations		24

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2016 U.S. Summary Proxy Voting Guidelines

	Amend Bylaws without Shareholder Consent	24
	Control Share Acquisition Provisions	24
	Control Share Cash-Out Provisions	24
	Disgorgement Provisions	24
	Fair Price Provisions	25
	Freeze-Out Provisions	25
	Greenmail	25
	Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)	25
	Net Operating Loss (NOL) Protective Amendments	26
	POISON PILLS (SHAREHOLDER RIGHTS PLANS)	26
	Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	26
	Management Proposals to Ratify a Poison Pill	26
	Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	27
	Proxy Voting Disclosure, Confidentiality, and Tabulation	27
	Reimbursing Proxy Solicitation Expenses	27
	Reincorporation Proposals	28
	Shareholder Ability to Act by Written Consent	28
	Shareholder Ability to Call Special Meetings	28
	Stakeholder Provisions	29
	State Antitakeover Statutes	29
	Supermajority Vote Requirements	29
4.	CAPITAL/RESTRUCTURING	30
	CAPITAL	30
	Adjustments to Par Value of Common Stock	30
	Common Stock Authorization	30
	Dual Class Structure	31
	Issue Stock for Use with Rights Plan	31
	Preemptive Rights	31
	Preferred Stock Authorization	31
	Recapitalization Plans	32
	Reverse Stock Splits	32
	Share Repurchase Programs	32
	Stock Distributions: Splits and Dividends	32
	Tracking Stock	32
	RESTRUCTURING	33
	Appraisal Rights	33
	Asset Purchases	33
	Asset Sales	33
	Bundled Proposals	33
	Conversion of Securities	33
	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged

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2016 U.S. Summary Proxy Voting Guidelines

	Buyouts/Wrap Plans	33
	Formation of Holding Company	34
	Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	34
	Joint Ventures	35
	Liquidations	35
	Mergers and Acquisitions	35
	Private Placements/Warrants/Convertible Debentures	36
	Reorganization/Restructuring Plan (Bankruptcy)	37
	Special Purpose Acquisition Corporations (SPACs)	37
	Spin-offs	38
	Value Maximization Shareholder Proposals	38
5.	COMPENSATION	39
	EXECUTIVE PAY EVALUATION	39
	Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)	39
	Pay-for-Performance Evaluation	40
	Problematic Pay Practices	40
	Compensation Committee Communications and Responsiveness	42
	Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")	42
	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	42
	EQUITY-BASED AND OTHER INCENTIVE PLANS	43
	Plan Cost	43
	Shareholder Value Transfer (SVT)	44
	Grant Practices	44
	Three-Year Burn Rate	44
	2016 Burn Rate Benchmarks	45
	Egregious Factors	47
	Liberal Change in Control Definition	47
	Repricing Provisions	47
	Problematic Pay Practices or Significant Pay-for-Performance Disconnect	47
	Specific Treatment of Certain Award Types in Equity Plan Evaluations	47
	Dividend Equivalent Rights	47
	Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	48
	OTHER COMPENSATION PLANS	48
	401(k) Employee Benefit Plans	48
	Employee Stock Ownership Plans (ESOPs)	48
	Employee Stock Purchase Plans—Qualified Plans	48
	Employee Stock Purchase Plans—Non-Qualified Plans	48
	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)	49
	Option Exchange Programs/Repricing Options	49
	Stock Plans in Lieu of Cash	50
	Transfer Stock Option (TSO) Programs	50
	DIRECTOR COMPENSATION	51
	Equity Plans for Non-Employee Directors	51

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	Non-Employee Director Retirement Plans	51
	SHAREHOLDER PROPOSALS ON COMPENSATION	51
	Adopt Anti-Hedging/Pledging/Speculative Investments Policy	51
	Bonus Banking/Bonus Banking “Plus”	51
	Compensation Consultants—Disclosure of Board or Company’s Utilization	52
	Disclosure/Setting Levels or Types of Compensation for Executives and Directors	52
	Golden Coffins/Executive Death Benefits	52
	Hold Equity Past Retirement or for a Significant Period of Time	52
	Non-Deductible Compensation	53
	Pay Disparity	53
	Pay for Performance/Performance-Based Awards	53
	Pay for Superior Performance	53
	Pre-Arranged Trading Plans (10b5-1 Plans)	54
	Prohibit CEOs from Serving on Compensation Committees	54
	Recoupment of Incentive or Stock Compensation in Specified Circumstances	54
	Severance Agreements for Executives/Golden Parachutes	55
	Share Buyback Holding Periods	55
	Supplemental Executive Retirement Plans (SERPs)	55
	Tax Gross-Up Proposals	56
	Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity56
6.	SOCIAL/ENVIRONMENTAL ISSUES	57
	GLOBAL APPROACH	57
	ENDORSEMENT OF PRINCIPLES	57
	ANIMAL WELFARE	57
	Animal Welfare Policies	57
	Animal Testing	57
	Animal Slaughter	58
	CONSUMER ISSUES	58
	Genetically Modified Ingredients	58
	Reports on Potentially Controversial Business/Financial Practices	58
	Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	58
	Product Safety and Toxic/Hazardous Materials	59
	Tobacco-Related Proposals	59
	CLIMATE CHANGE	60
	Climate Change/Greenhouse Gas (GHG) Emissions	60
	Energy Efficiency	61
	Renewable Energy	61
	DIVERSITY	61
	Board Diversity	61
	Equality of Opportunity	61
	Gender Identity, Sexual Orientation, and Domestic Partner Benefits	62
	ENVIRONMENT AND SUSTAINABILITY	62

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2016 U.S. Summary Proxy Voting Guidelines

	Facility and Workplace Safety	62
	General Environmental Proposals and Community Impact Assessments	62
	Hydraulic Fracturing	63
	Operations in Protected Areas	63
	Recycling	63
	Sustainability Reporting	63
	Water Issues	63
	GENERAL CORPORATE ISSUES	64
	Charitable Contributions	64
	Data Security, Privacy, and Internet Issues	64
	Environmental, Social, and Governance (ESG) Compensation-Related Proposals	64
	HUMAN RIGHTS, LABOR ISSUES, AND INTERNATIONAL OPERATIONS	64
	Human Rights Proposals	64
	Operations in High Risk Markets	65
	Outsourcing/Offshoring	65
	Weapons and Military Sales	65
	POLITICAL ACTIVITIES	66
	Lobbying	66
	Political Contributions	66
	Political Ties	66
7.	MUTUAL FUND PROXIES	67
	Election of Directors	67
	Converting Closed-end Fund to Open-end Fund	67
	Proxy Contests	67
	Investment Advisory Agreements	67
	Approving New Classes or Series of Shares	67
	Preferred Stock Proposals	67
	1940 Act Policies	68
	Changing a Fundamental Restriction to a Nonfundamental Restriction	68
	Change Fundamental Investment Objective to Nonfundamental	68
	Name Change Proposals	68
	Change in Fund's Subclassification	68
	Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	68
	Disposition of Assets/Termination/Liquidation	69
	Changes to the Charter Document	69
	Changing the Domicile of a Fund	69
	Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	69
	Distribution Agreements	70
	Master-Feeder Structure	70
	Mergers	70
	SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS	70

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Establish Director Ownership Requirement	70
Reimburse Shareholder for Expenses Incurred	70
Terminate the Investment Advisor	70

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COVERAGE

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly traded U.S. - incorporated companies that are held in our institutional investor clients' portfolios, and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities (“ARPS”) and Variable Rate Municipal Term Preferred securities (“VMTPs”).

Foreign-incorporated companies

In addition to U.S. incorporated companies, U.S. policies are applied to certain foreign- incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

›	U.S. Domestic Issuers -- which have a majority of shareholders in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies – are generally covered under standard U.S. policy guidelines.
›	Foreign Private Issuers (FPIs) – which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file 10-K or DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) – are covered under a combination of policy guidelines:
›	FPI Guidelines, which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports, and
›	For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets -- items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

Foreign Private Issuers in Tax Havens

A number of FPIs incorporate in “tax haven” markets, such as Bermuda, the Bahamas, Cayman Islands, and Marshall Islands. These companies may list in the U.S. and/or other markets such as Hong Kong or Singapore, in which case ISS assigns a primary coverage market and applies relevant policy as appropriate.

General Recommendation: Vote against (or withhold from) non-independent director nominees at companies that fail to have the following: a majority-independent board; standing audit, compensation, and nominating committees, each composed entirely of independent directors.

Where the design and disclosure of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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1. ROUTINE/MISCELLANEOUS

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

›	The terms of the auditor agreement--the degree to which these agreements impact shareholders' rights;
›	The motivation and rationale for establishing the agreements;
›	The quality of the company’s disclosure; and
›	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

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Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

›	An auditor has a financial interest in or association with the company, and is therefore not independent;
›	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
›	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
›	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

›	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

›	The tenure of the audit firm;
›	The length of rotation specified in the proposal;
›	Any significant audit-related issues at the company;
›	The number of Audit Committee meetings held each year;
›	The number of financial experts serving on the committee; and
›	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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2. BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.	Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.
2.	Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or nonbinding), and tender offers where a majority of shares are tendered.
3.	Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members.
4.	Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1. Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered caseby-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election.

All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A dual-class capital structure; and/or
›	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
›	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
›	The issuer’s rationale;
›	The issuer’s governance structure and practices; and
›	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

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Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13. 1.14.	The board exhibits a significant level of poor communication and responsiveness to shareholders; The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
›	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
›	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company's ownership structure;
›	The company's existing governance provisions;

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›	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or

›	Eliminated shareholders' ability to amend bylaws.

1.18.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:

› ›	The level of impairment of shareholders' rights caused by the provision; The disclosed rationale for adopting the provision;

›	The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
›	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.19.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.20.	Failure to replace management as appropriate; or
1.21.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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2. Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
›	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
›	The company's ownership structure and vote results;
›	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
›	The previous year's support level on the company's say-on-pay proposal.

3. Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-bycase4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

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3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017[5], sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[6].

4. Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

[5]	This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.
[6]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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2016 ISS U.S. Categorization of Directors

1.

Inside Director (I)

1.1. Current employee or current officer[1] of the company or one of its affiliates[2].

1.2. Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).

1.3. Director named in the Summary Compensation Table (excluding former interim officers).

2.

Affiliated Outside Director (AO)

Board Attestation

2.1. Board attestation that an outside director is not independent.

Former CEO/Interim Officer

2.2. Former CEO of the company.[3],[4]

2.3. Former CEO of an acquired company within the past five years[4].

2.4. Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Non-CEO Executives

2.5. Former officer[1] of the company, an affiliate[2] or an acquired firm within the past five years.

2.6. Officer [1]of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.7. Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8. Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.9. Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10. Currently provides (or an immediate family member[6] provides) professional services[7] to the company, to an affiliate[2] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11. Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7] to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12. Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.13. Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.14. Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15. Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.16. Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[10].

2.17. Founder[11] of the company but not currently an employee.

2.18. Any material[12] relationship with the company.

3.	Independent Outside Director (IO) 3.1. No material[12] connection to the company other than a board seat.

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Footnotes:

[1] The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

[2] “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

[3] Includes any former CEO of the company prior to the company’s initial public offering (IPO).

[4] When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[5] ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

[6] “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[7] Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

[8] A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

[9] Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent outsiders if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

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[10] Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

[11] The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an independent outsider.

[12] For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship

(financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board-Related Proposals

Age/Term Limits

General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

›	The reasonableness/scope of the request; and
›	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

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›	The company has proxy access[7], thereby allowing shareholders to nominate directors to the company’s ballot; and
›	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

›	Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
›	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
›	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

›	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
›	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

›	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
›	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
›	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
›	The scope and structure of the proposal.

[7]	A proxy access right that meets the recommended guidelines.

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Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

›	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
›	Level of disclosure regarding the issue for which board oversight is sought;
›	Company performance related to the issue for which board oversight is sought;
›	Board committee structure compared to that of other companies in its industry sector; and
›	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company's current board leadership structure;
›	The company's governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

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ISS' performance assessment will generally consider one-, three, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Categorization of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

›	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
›	Effectively disclosed information with respect to this structure to its shareholders;
›	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
›	The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;
›	Management’s track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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3. SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

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Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recaptureof-profits provisions.

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and feeshifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

›	The company's stated rationale for adopting such a provision;
›	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
›	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

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›	Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
›	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
›	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

›	Shareholders have approved the adoption of the plan; or
›	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

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›	No lower than a 20% trigger, flip-in or flip-over;
›	A term of no more than three years;
›	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
›	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

› ›	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent); The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
›	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
›	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

›	While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:
›	The scope and structure of the proposal;
›	The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;
›	The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
›	Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
›	Any recent controversies or concerns related to the company's proxy voting mechanics;
›	Any unintended consequences resulting from implementation of the proposal; and
›	Any other factors that may be relevant.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

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When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

›	The election of fewer than 50% of the directors to be elected is contested in the election;
›	One or more of the dissident’s candidates is elected;
›	Shareholders are not permitted to cumulate their votes for directors; and
›	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

›	Reasons for reincorporation;
›	Comparison of company's governance practices and provisions prior to and following the reincorporation; and
›	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

›	Shareholders' current right to act by written consent;
›	The consent threshold;
›	The inclusion of exclusionary or prohibitive language;
›	Investor ownership structure; and
›	Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

›	An unfettered[8] right for shareholders to call special meetings at a 10 percent threshold;
›	A majority vote standard in uncontested director elections;
›	No non-shareholder-approved pill; and
›	An annually elected board.

Shareholder Ability to Call Special Meetings

[8]	"Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

›	Shareholders’ current right to call special meetings;
›	Minimum ownership threshold necessary to call special meetings (10% preferred);
›	The inclusion of exclusionary or prohibitive language;
›	Investor ownership structure; and
›	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and antigreenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

›	Ownership structure;
›	Quorum requirements; and
›	Vote requirements.

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4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company's use of authorized shares during the last three years

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

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If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

›	The company discloses a compelling rationale for the dual-class capital structure, such as:
›	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
›	The new class of shares will be transitory;
›	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
›	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

›	The size of the company;
›	The shareholder base; and
›	The liquidity of the stock.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company's use of authorized preferred shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes for the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

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›	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
›	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

›	More simplified capital structure;
›	Enhanced liquidity;
›	Fairness of conversion terms;
›	Impact on voting power and dividends;
›	Reasons for the reclassification;
›	Conflicts of interest; and
›	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

›	A stock exchange has provided notice to the company of a potential delisting; or
›	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Share Repurchase Programs

General Recommendation: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

General Recommendation: Vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

›	Adverse governance changes;
›	Excessive increases in authorized capital stock;
›	Unfair method of distribution;
›	Diminution of voting rights;
›	Adverse conversion features;
›	Negative impact on stock option plans; and
›	Alternatives such as spin-off.

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Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

›	Purchase price;
›	Fairness opinion;
›	Financial and strategic benefits;
›	How the deal was negotiated;
›	Conflicts of interest;
›	Other alternatives for the business;
›	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

›	Impact on the balance sheet/working capital;
›	Potential elimination of diseconomies;
›	Anticipated financial and operating benefits;
›	Anticipated use of funds;
›	Value received for the asset;
›	Fairness opinion;
›	How the deal was negotiated;
›	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

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General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

›	Dilution to existing shareholders' positions;
›	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
›	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
›	Management's efforts to pursue other alternatives;
›	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
›	Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

›	The reasons for the change;
›	Any financial or tax benefits;
›	Regulatory benefits;
›	Increases in capital structure; and
›	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

›	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
›	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

›	Offer price/premium;
›	Fairness opinion;
›	How the deal was negotiated;
›	Conflicts of interest;
›	Other alternatives/offers considered; and
›	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

›	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
›	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
›	Are all shareholders able to participate in the transaction?
›	Will there be a liquid market for remaining shareholders following the transaction?

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›	Does the company have strong corporate governance?
›	Will insiders reap the gains of control following the proposed transaction?
›	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

›	Percentage of assets/business contributed;
›	Percentage ownership;
›	Financial and strategic benefits;
›	Governance structure;
›	Conflicts of interest;
›	Other alternatives; and
›	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

›	Management’s efforts to pursue other alternatives;
›	Appraisal value of assets; and
›	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
›	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
›	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

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›	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

›	Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

›	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
›	The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

›	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

›	Financial issues:
›	The company's financial condition;
›	Degree of need for capital;
›	Use of proceeds;
›	Effect of the financing on the company's cost of capital;
›	Current and proposed cash burn rate;
›	Going concern viability and the state of the capital and credit markets.

›	Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

›	Control issues:
›	Change in management;
›	Change in control;
›	Guaranteed board and committee seats;
›	Standstill provisions;
›	Voting agreements;
›	Veto power over certain corporate actions; and
›	Minority versus majority ownership and corresponding minority discount or majority control premium

›	Conflicts of interest:
›	Conflicts of interest should be viewed from the perspective of the company and the investor.
›	Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

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›	Market reaction:
›	The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

›	Estimated value and financial prospects of the reorganized company;
›	Percentage ownership of current shareholders in the reorganized company;
›	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
›	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
› ›	Existence of a superior alternative to the plan of reorganization; and Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

›	Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
›	Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
›	Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
›	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
›	Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
›	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
›	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

›	Tax and regulatory advantages;
›	Planned use of the sale proceeds;
›	Valuation of spinoff;
›	Fairness opinion;
›	Benefits to the parent company;
›	Conflicts of interest;
›	Managerial incentives;
›	Corporate governance changes;
›	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

›	Hiring a financial advisor to explore strategic alternatives;
›	Selling the company; or
›	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

›	Prolonged poor performance with no turnaround in sight;
›	Signs of entrenched board and management (such as the adoption of takeover defenses);
›	Strategic plan in place for improving value;
›	Likelihood of receiving reasonable value in a sale or dissolution; and
›	The company actively exploring its strategic options, including retaining a financial advisor.

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5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-onPay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices9, this analysis considers the following:

1.	Peer Group[10] Alignment:

›	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
›	The multiple of the CEO's total pay relative to the peer group median.

2.	Absolute Alignment[11] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company's peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[12] compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and

[9]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[10]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
[11]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[12]	ISS research reports include realizable pay for S&P1500 companies.

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›	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
›	New or extended agreements that provide for:
›	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
›	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
›	CIC payments with excise tax gross-ups (including "modified" gross-ups);

› Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

›	Multi-year guaranteed bonuses;
›	A single or common performance metric used for short- and long-term plans;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

›	Single- or modified-single-trigger cash severance;
›	Single-trigger acceleration of unvested equity awards;
›	Excessive cash severance (>3x base salary and bonus);
›	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
›	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
›	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
›	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[13] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

›	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan.

›	Grant Practices:
›	The company’s three year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

Plan Cost

General Recommendation: Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met (see Director Compensation section).

[13]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.14

Grant Practices

Three-Year Burn Rate

Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, yearover-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark.

[14]	For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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2016 Burn Rate Benchmarks

S&P500
GICS	Description	Mean	Standard Deviation	Industry Benchmark*

10	Energy	1.13%	0.55%	2.00%	*
15	Materials	1.16%	0.61%	2.00%	*
20	Industrials	1.36%	0.68%	2.04%
25	Consumer Discretionary	1.55%	0.79%	2.34%
30	Consumer Staples	1.37%	0.65%	2.03%
35	Health Care	1.98%	0.84%	2.82%
40	Financials	1.70%	1.25%	2.95%
45	Information Technology	3.35%	1.56%	4.91%
50	Telecommunication Services	0.85%	0.18%	2.00%	*
55	Utilities	0.78%	0.35%	2.00%	*

Russell 3000 (excluding the S&P500)
GICS	Description	Mean	Standard Deviation	Industry Benchmark*

1010	Energy	1.69%	1.43%	3.12%
1510	Materials	1.46%	1.08%	2.53%
2010	Capital Goods	1.85%	1.24%	3.10%
2020	Commercial & Professional Services	2.66%	1.62%	4.27%
2030	Transportation	1.76%	1.63%	3.39%
2510	Automobiles & Components	2.23%	1.24%	3.47%
2520	Consumer Durables & Apparel	2.18%	1.61%	3.80%
2530	Consumer Services	2.28%	1.57%	3.85%
2540	Media	2.35%	1.97%	4.32%
2550	Retailing	2.29%	1.91%	4.19%
3010, 3020, 3030	Consumer Staples	1.71%	1.56%	3.26%
3510	Health Care Equipment & Services	3.06%	2.08%	5.14%
3520	Pharmaceuticals & Biotechnology	3.71%	3.06%	6.77%
4010	Banks	1.64%	1.53%	3.17%
4020	Diversified Financials	3.39%	3.61%	6.99%
4030	Insurance	2.00%	1.77%	3.77%
4040	Real Estate	1.38%	1.29%	2.67%
4510	Software & Services	5.19%	3.55%	8.74%
4520	Technology Hardware & Equipment	3.76%	2.43%	6.19%
4530	Semiconductor Equipment	4.69%	2.32%	7.01%
5010	Telecommunication Services	3.20%	2.03%	5.22%
5510	Utilities	0.81%	0.80%	2.00%	*

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Non-Russell 3000
GICS	Description	Mean	Standard Deviation	Industry Benchmark*
1010	Energy	2.55%	3.31%	5.86%
1510	Materials	2.78%	3.35%	6.13%
2010	Capital Goods	2.93%	3.49%	6.42%
2020	Commercial & Professional Services	3.17%	3.45%	6.62%
2030	Transportation	1.21%	1.67%	2.87%
2510	Automobiles & Components	2.99%	3.29%	6.21%	*
2520	Consumer Durables & Apparel	2.76%	2.58%	5.34%
2530	Consumer Services	2.04%	2.00%	4.04%
2540	Media	3.52%	2.60%	6.11%
2550	Retailing	2.98%	2.55%	5.53%
3010, 3020, 3030	Consumer Staples	2.60%	3.68%	6.28%
3510	Health Care Equipment & Services	4.40%	3.92%	8.32%
3520	Pharmaceuticals & Biotechnology	4.67%	3.80%	8.46%
4010	Banks	1.27%	1.97%	3.24%
4020	Diversified Financials	2.15%	3.98%	6.13%
4030	Insurance	1.33%	2.50%	3.83%
4040	Real Estate	1.36%	2.42%	3.78%
4510	Software & Services	4.59%	3.62%	8.22%
4520	Technology Hardware & Equipment	3.50%	2.91%	6.41%
4530	Semiconductor Equipment	4.08%	3.29%	7.37%
5010	Telecommunication Services	3.14%	3.56%	6.70%
5510	Utilities	1.63%	3.20%	4.83%

*	The benchmark is generally the Mean + Standard Deviation, subject to minimum benchmark of 2%. In addition, year-over-year burn rate benchmark changes are limited to a maximum of two (2) percentage points plus or minus the prior year's burn rate benchmark.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

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Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" includes the ability to do any of the following:

›	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
›	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote against or withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

›	Magnitude of pay misalignment;
›	Contribution of non–performance-based equity grants to overall pay; and
›	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

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Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

›	Purchase price is at least 85 percent of fair market value;
›	Offering period is 27 months or less; and
›	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

›	Purchase price is less than 85 percent of fair market value; or
›	Offering period is greater than 27 months; or
›	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

›	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
›	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
›	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
›	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

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Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

General Recommendation: Generally vote for proposals to approve or amend executive incentive plans if the proposal:

›	Is only to address administrative features;
›	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);
›	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or
›	Covers cash or cash and stock plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote against such proposals if:

›	The compensation committee does not fully consist of independent outsiders, per ISS’ Categorization of Directors; or
›	The plan or proposal contains excessive problematic provisions.

Vote case-by-case on such proposals if:

›	In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap; or
›	A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full standard as applicable.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

›	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
›	Rationale for the re-pricing--was the stock price decline beyond management's control?;
›	Is this a value-for-value exchange?;
›	Are surrendered stock options added back to the plan reserve?;
›	Option vesting--does the new option vest immediately or is there a black-out period?;
›	Term of the option--the term should remain the same as that of the replaced option;
›	Exercise price--should be set at fair market or a premium to market;
›	Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

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Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

›	Executive officers and non-employee directors are excluded from participating;
›	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and
›	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

›	Eligibility;
›	Vesting;
›	Bid-price;
›	Term of options;
›	Cost of the program and impact of the TSOs on company’s total option expense; and
›	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

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Director Compensation

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

›	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
›	The company’s three year burn rate relative to its industry/market cap peers; and
›	Certain plan features.

On occasion, director stock plans that set aside a relatively small number of shares will exceed the plan cost or burn rate benchmark when combined with employee or executive stock compensation plans. In such cases, vote for the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

›	Director stock ownership guidelines with a minimum of three times the annual cash retainer; › Vesting schedule or mandatory holding/deferral period:
›	A minimum vesting of three years for stock options or restricted stock; or
›	Deferred stock payable at the end of a three-year deferral period.
›	Mix between cash and equity:
›	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
›	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
›	No retirement benefits, or perquisites provided to non-employee directors; and
›	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each nonemployee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

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General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

›	The company’s past practices regarding equity and cash compensation;
›	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
›	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote against shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote against shareholder proposals requiring director fees be paid in stock only.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

›	The percentage/ratio of net shares required to be retained;

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›	The time period required to retain the shares;
›	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
›	Whether the company has any other policies aimed at mitigating risk taking by executives;
›	Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
›	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

General Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

›	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
›	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
›	The level of shareholder support for the company's pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

›	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

›	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performancebased program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performancebased equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

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General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-forsuperior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

›	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
›	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply timevested, equity awards;
›	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
›	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
›	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

›	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
›	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
›	Can shareholders assess the correlation between pay and performance based on the current disclosure?
›	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

›	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
›	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
›	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
›	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
›	An executive may not trade in company stock outside the 10b5-1 Plan.
›	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

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In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

›	If the company has adopted a formal recoupment policy;
›	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
›	Whether the company has chronic restatement history or material financial problems;
›	Whether the company’s policy substantially addresses the concerns raised by the proponent;
›	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
›	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

›	The triggering mechanism should be beyond the control of management;
›	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
›	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

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Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

›	The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e. vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
›	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
›	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

›	The company has already published a set of animal welfare standards and monitors compliance;
›	The company’s standards are comparable to industry peers; and
›	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.

Animal Testing

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General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

›	The company is conducting animal testing programs that are unnecessary or not required by regulation;
›	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
›	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

›	The potential impact of such labeling on the company's business;
›	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
›	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

›	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
›	Whether the company has adequately disclosed the financial risks of the products/practices in question;
›	Whether the company has been subject to violations of related laws or serious controversies; and
›	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

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General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

›	The potential for reputational, market, and regulatory risk exposure;
›	Existing disclosure of relevant policies;
›	Deviation from established industry norms;
›	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
›	Whether the proposal focuses on specific products or geographic regions;
›	The potential burden and scope of the requested report;
›	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

›	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
›	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
›	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

›	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms;
›	Current regulations in the markets in which the company operates; and
›	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

›	Recent related fines, controversies, or significant litigation;
›	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
›	Whether the company’s advertising restrictions deviate from those of industry peers;

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›	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
›	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

›	Whether the company complies with all laws and regulations;
›	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
›	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

›	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company’s level of disclosure is at least comparable to that of industry peers; and
›	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company's level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
›	The company's actual GHG emissions performance;
›	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

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Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

›	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
›	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

›	The scope and structure of the proposal;
›	The company's current level of disclosure on renewable energy use and GHG emissions; and
›	The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:

›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company’s nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

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General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

›	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
›	The company already publicly discloses comprehensive workforce diversity data; and
›	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

›	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
›	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

› ›	Recent significant controversies, fines, or violations related to workplace health and safety; and The company's workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

›	The company’s compliance with applicable regulations and guidelines;
›	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
›	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

›	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
›	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

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›	The nature, purpose, and scope of the company’s operations in the specific region(s);
›	The degree to which company policies and procedures are consistent with industry norms; and
›	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

›	The company's current level of disclosure of relevant policies and oversight mechanisms;
›	The company's current level of such disclosure relative to its industry peers;
›	Potential relevant local, state, or national regulatory developments; and
›	Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

›	Operations in the specified regions are not permitted by current laws or regulations;
›	The company does not currently have operations or plans to develop operations in these protected regions; or
›	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

›	The nature of the company’s business;
›	The current level of disclosure of the company's existing related programs;
›	The timetable and methods of program implementation prescribed by the proposal;
›	The company’s ability to address the issues raised in the proposal; and
›	How the company's recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

›	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

›	The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
›	Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
›	The potential financial impact or risk to the company associated with water-related concerns or issues; and Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

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General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

›	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
›	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
›	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
›	Applicable market-specific laws or regulations that may be imposed on the company; and
›	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

›	The scope and prescriptive nature of the proposal;
›	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
›	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
›	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
›	The company's current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

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›	The degree to which existing relevant policies and practices are disclosed;
›	Whether or not existing relevant policies are consistent with internationally recognized standards;
›	Whether company facilities and those of its suppliers are monitored and how;
›	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
›	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
›	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
›	The scope of the request; and
›	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

›	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
›	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
›	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
›	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

›	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
›	Current disclosure of applicable risk assessment(s) and risk management procedures;
›	Compliance with U.S. sanctions and laws;
›	Consideration of other international policies, standards, and laws; and
›	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in "high-risk" markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

›	Controversies surrounding operations in the relevant market(s);
›	The value of the requested report to shareholders;
›	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
›	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

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Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

›	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
›	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
›	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

›	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
›	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
›	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

›	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
›	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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7. MUTUAL FUND PROXIES

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

›	Past performance as a closed-end fund;
›	Market in which the fund invests;
›	Measures taken by the board to address the discount; and
›	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

›	Past performance relative to its peers;
›	Market in which fund invests;
›	Measures taken by the board to address the issues;
›	Past shareholder activism, board activity, and votes on related proposals;
›	Strategy of the incumbents versus the dissidents;
›	Independence of directors;
›	Experience and skills of director candidates;
›	Governance profile of the company;
›	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

›	Proposed and current fee schedules;
›	Fund category/investment objective;
›	Performance benchmarks;
›	Share price performance as compared with peers;
›	Resulting fees relative to peers;
›	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

›	Stated specific financing purpose;

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›	Possible dilution for common shares;
›	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

›	Potential competitiveness;
›	Regulatory developments;
›	Current and potential returns; and
›	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:

›	The fund's target investments;
›	The reasons given by the fund for the change; and
›	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

›	Political/economic changes in the target market;
›	Consolidation in the target market; and
›	Current asset composition.

Change in Fund's Subclassification

General Recommendation: Vote case-by-case on changes in a fund's sub-classification, considering the following factors:

›	Potential competitiveness;
›	Current and potential returns;
›	Risk of concentration;
›	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

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›	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
›	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
›	The company has demonstrated responsible past use of share issuances by either:
›	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
›	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

›	Strategies employed to salvage the company;
›	The fund’s past performance;
›	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

›	The degree of change implied by the proposal;
›	The efficiencies that could result;
›	The state of incorporation;
›	Regulatory standards and implications.

Vote against any of the following changes:

›	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
›	Removal of shareholder approval requirement for amendments to the new declaration of trust;
›	Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
›	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
›	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
›	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

›	Regulations of both states;
›	Required fundamental policies of both states;
›	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

›	Fees charged to comparably sized funds with similar objectives;
›	The proposed distributor’s reputation and past performance;
›	The competitiveness of the fund in the industry;
›	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

›	Resulting fee structure;
›	Performance of both funds;
›	Continuity of management personnel;
›	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

›	Performance of the fund’s Net Asset Value (NAV);
›	The fund’s history of shareholder relations;
›	The performance of other funds under the advisor’s management.

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2016 U.S. Summary Proxy Voting Guidelines

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Exhibit E

BLACKROCK®

Proxy voting guidelines for U.S. securities

February 2015

Proxy voting guidelines for U.S. securities

Contents

Contents	1
Introduction	2
Voting guidelines	2
Boards and directors	2
Auditors and audit-related issues	7
Capital structure proposals	8
Mergers, asset sales, and other special transactions	9
Remuneration and benefits	11
Social, ethical and environmental issues	16
General corporate governance matters	16

1	2015 Proxy voting guidelines for U.S. securities

Proxy voting guidelines for U.S. securities

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available on-line at www.blackrock.com

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy on corporate governance matters and approach to issues that may commonly arise in the proxy voting context for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

►	Boards and directors
►	Auditors and audit-related issues
►	Capital structure, mergers, asset sales and other special transactions
►	Remuneration and benefits
►	Social, ethical and environmental issues
►	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

►	The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

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►	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

►	The independent chair or lead independent director and members of the governance committee, where a board amends the charter/articles/by-laws such that the effect may be to entrench directors or to significantly reduce shareholder rights. In such cases, in determining whether to withhold support from directors, we will consider in part the company’s publicly stated rationale for the changes and whether the board has determined to seek shareholder approval beforehand or within a reasonable period of time after implementation.

►	The independent chair or lead independent director, members of the nominating committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders on board composition concerns, evidence of board entrenchment, insufficient attention to board diversity, and/or failure to promote adequate board succession planning over time in line with the company’s stated strategic direction.

►	An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees (the “key committees”), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

►	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

►	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

►	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

►	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

►	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

►	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

►	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

►	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

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►	Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance.

►	Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. may include, but are not limited to:

►	Employment by the company or a subsidiary as a senior executive within the previous five years
►	Status as a founder of the company
►	Substantial business or personal relationships with the company or the company’s senior executives
►	Family relationships with senior executives or founders of the company
►	An equity ownership in the company in excess of 20%

Board composition and effectiveness

We encourage boards to routinely refresh their membership to ensure the relevance of the skills, experience and attributes of each director to the work of the board. To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that the nominating committee of the board has the ability to implement such refreshment. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We encourage boards to disclose their views on: the mix of competencies, experience and other qualities required to effectively oversee and guide management; the process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates; the process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/or sensitive details; the consideration given towards board diversity, including, but not limited to, diversity of gender, race, age, experience, and skills; and other factors taken into account in the nomination process.

While we support regular board refreshment, we are not opposed in principle to long-tenured directors nor do we believe that long board tenure is necessarily an impediment to director independence. We believe that a variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience; our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change over time, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders over time. We acknowledge that each director brings their own unique skills and experiences and that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

4	2015 Proxy voting guidelines for U.S. securities

As a result of the nominating committee’s responsibility for board composition and refreshment over time, we typically oppose shareholder proposals imposing arbitrary limits on the pool of directors from which shareholders can choose their representatives. However, where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time as well as short-term planning in the event of an unanticipated executive departure. We acknowledge that both internal and external management candidates may be considered, as informed by required skill sets and cultural fit considerations and as appropriate to the company’s circumstances. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long-term shareholder value.

5	2015 Proxy voting guidelines for U.S. securities

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent. We may support cumulative voting at companies that have a controlling shareholder. A cumulative voting structure is not consistent with a majority voting requirement, as it may interfere with the capacity of director candidates to achieve the required level of support. We may not support a cumulative voting proposal at a company that has adopted a majority voting standard.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long-term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

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Risk oversight

Companies should have an established process for identifying, monitoring and managing key risks, and independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency as to the optimal risk levels, how risk is measured and how risks are reported to the board. We are particularly interested to understand how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Boards should clearly explain their approach to risk oversight, including where accountability lies within the boardroom for this activity, especially where there are multiple individuals or board committees tasked with oversight of various risks.

Separation of chairman and CEO positions

We believe that independent leadership is important in the board room. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We assess the experience and governance track record of the independent chairman or lead independent director to understand capability and suitability to effectively and constructively lead a board. Our expectations of an individual in this role include, but are not limited to: being available to serve as an advisor to the CEO; contributing to the oversight of CEO and management succession planning; and being available to meet with shareholders when they have highly sensitive concerns about management or corporate governance issues. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

Shareholder access to the proxy

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card. This right is commonly referred to as “proxy access”. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board. We will review proposals regarding the adoption of proxy access on a case-by-case basis.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee’s responsibilities, including an overview of audit committee processes, issues on the audit committee’s agenda and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

7	2015 Proxy voting guidelines for U.S. securities

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Blank check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

When a management or shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether the cost of restructuring will have a clear economic benefit to our clients’ portfolio(s). We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

8	2015 Proxy voting guidelines for U.S. securities

Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

►	For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.
►	There should be a favorable business reason for the combination.
►	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.
►	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

9	2015 Proxy voting guidelines for U.S. securities

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

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Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We describe herein our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.

Beliefs and Expectations Related to Executive Compensation Practices

•	We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the strategic plans for the company, the industry in which the company operates, the appropriate performance measures for the company, and other issues internal and/or unique to the company.

•	Companies should explicitly disclose how incentive plans reflect strategy and incorporate long-term shareholder value drivers; this discussion should include the commensurate metrics and timeframes by which shareholders should assess performance.

•	We support incentive plans that foster the sustainable achievement of results. Although we believe that companies should identify those performance measures most directly tied to shareholder value creation, we also believe that emphasis should be on those factors within management’s control to create economic value over the long-term, which should ultimately lead to sustained shareholder returns over the long-term. Similarly, the vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation, as appropriate to that particular company.

•	While we do support the concept of compensation formulas that allow shareholders to clearly understand the rationale for compensation decisions, we do not believe that a solely formulaic approach to executive compensation necessarily drives shareholder value. BlackRock believes that compensation committees should use their discretion in designing incentive plans, establishing pay quanta, and finalizing compensation decisions, and should demonstrate how decisions are aligned with shareholder interests.

•	BlackRock does not discourage compensation structures that differ from market practice. However, where compensation practices differ substantially from market practice, e.g. in the event of unconventional incentive plan design or extraordinary decisions made in the context of transformational corporate events or turnaround situations, we expect clear disclosure explaining how the decisions are in shareholders’ best interests.

•	We understand that compensation committees are undertaking their analysis in the context of a competitive marketplace for executive talent. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however we are concerned about the potential ratchet effect of explicit benchmarking to peers. We therefore believe that companies should use peer groups to maintain an awareness of peer pay levels and practices so that pay is market competitive, while mitigating potential ratcheting of pay that is disconnected from actual performance.

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•	We expect companies to select peers based on objective criteria that are directly relevant to setting competitive compensation; we do not support peer group selection that does not make sense, including, but not limited to, the selection of companies that from a business size, complexity, risk profile, geographical and/or relevance standpoint are not comparable to the company in question.

•	We do not believe that arbitrary limits on potential compensation are necessarily in shareholders’ best interests if those limits have the potential to cap performance. However, we expect compensation committees to ensure that incentive plans do not incentivize excessive risk taking beyond the company’s determined risk appetite and that rewards are commensurate with performance.

•	We do not set forth a preference between cash, restricted stock, performance based equity awards, and stock options, amongst other compensation vehicles. We acknowledge that each may have an appropriate role in recruiting and retaining executives, in incentivizing behavior and performance, and in aligning shareholders’ and executives’ interests. Compensation committees should clearly disclose the rationale behind their selection of pay vehicles and how these fit with intended incentives. We also observe that different types of awards exhibit varying risk profiles, and the risks associated with pay plan design should be in line with the company’s stated strategy and risk appetite.

•	We expect compensation committees to consider and respond to the shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders, as they evaluate compensation plans. At the same time, compensation committees should ultimately be focused on incentivizing long-term shareholder value creation and not necessarily on achieving a certain level of support on Say on Pay at any particular shareholder meeting.

Say on Pay Analysis Framework

•	We analyze the compensation practices in the context of the company’s stated strategy and identified value drivers and seek to understand the link between strategy, value drivers and incentive plan design.

•	We examine both target and realizable compensation in order to understand the compensation committee’s intended outcomes, to judge the appropriateness and rigor of performance measures and hurdles, and to assess the pay plan’s sensitivity to the performance of the company.

•	We review the pay and performance profiles of the company’s disclosed peer companies, as applicable, to identify relative outliers for potential further analysis. We supplement our analysis of the company’s stated peers with an independent review of peer companies as identified by third party vendors and our own analysis; part of this analysis includes an assessment of the relevance of the company’s stated peers and the potential impact the company’s peer selection may have on pay decisions.

•	We conduct our analysis over various time horizons, with an emphasis on a sustained period, generally 3-5 years; however we consider company-specific factors, including the timeframe the company uses for performance evaluation, the nature of the industry, and the typical business cycle, in order to identify an appropriate timeframe for evaluation.

•	We review key changes to pay components from previous years and consider the compensation committee’s rationale for those changes.

•	We examine extraordinary pay items (including but not limited to actual or contractual severance payments, inducement grants, one-time bonus and/or retention awards) to understand the compensation committee’s rationale and alignment with shareholder interests.

•	We may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation.

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•	We consider BlackRock’s historical voting decisions (including whether a concern that led to a previous vote against management has been addressed, or whether we determined to support management at previous shareholder meetings with the expectation of future change), engagement activity, other corporate governance concerns at the company, and the views of our portfolio managers.

•	We assess the board’s responsiveness to shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders.

Engagement and Voting on Say on Pay

•	In many instances, we believe that direct discussion with issuers, in particular with the members of the compensation committee, can be an effective mechanism for building mutual understanding on executive compensation issues and for communicating any concerns we may have on executive compensation.

In the event that we determine engagement is not expected to lead to resolution of our concerns about executive compensation, we may consider voting against members of the compensation committee, consistent with our preferred approach to hold members of the relevant key committee of the board accountable for governance concerns. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

•	We may determine to vote against the election of compensation committee members and/or Say on Pay proposals in certain instances, including but not limited to when:

o	We identify a misalignment over time between target pay and/or realizable compensation and company performance as reflected in financial and operational performance and/or shareholder returns;

o	We determine that a company has not persuasively demonstrated the connection between strategy, long-term shareholder value creation and incentive plan design;

o	We determine that compensation is excessive relative to peers without appropriate rationale or explanation, including the appropriateness of the company’s selected peers;

o	We observe an overreliance on discretion or extraordinary pay decisions to reward executives, without clearly demonstrating how these decisions are aligned with shareholders’ interests;

o	We determine that company disclosure is insufficient to undertake our pay analysis; and/or

o	We observe a lack of board responsiveness to significant investor concern on executive compensation issues.

Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on compensation committee members. However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated or were otherwise awarded as a result of deceptive business practices. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

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Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	whether we believe that the triggering event is in the best interest of shareholders;

14	2015 Proxy voting guidelines for U.S. securities

•	an evaluation of whether management attempted to maximize shareholder value in the triggering event;

•	the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;

•	whether excessively large excise tax gross up payments are part of the payout;

•	whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or

•	whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems. BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

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Social, ethical and environmental issues

See “Global Corporate Governance and Engagement Principles.”

General corporate governance matters

We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter/articles/by-laws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter/articles/by-laws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to charter/articles/by-laws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter/articles/by-laws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

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Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with shareholders’ expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholders’ right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Shareholders’ right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

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Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

18	2015 Proxy voting guidelines for U.S. securities

Exhibit F

Proxy Voting

Implementation Date: Q2 2017

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to Client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the Rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.

ClariVest votes proxies for its Clients unless requested otherwise, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Potential Risks

In developing these policies and procedures, ClariVest considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:

•	ClariVest does not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in Clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between ClariVest’s interests and the Client are not identified; therefore, proxies are not voted appropriately.

•	The third-party proxy voting service utilized by ClariVest is not independent.

•	Proxy voting records and Client requests to review proxy votes are not maintained.

•	ClariVest does not conduct adequate ongoing oversight of the third-party proxy voting service to ensure that ClariVest, through the service, continues to vote proxies in the best interests of its clients.

ClariVest has established the following guidelines to effectuate and monitor its proxy voting policy and procedures.

Policy

It is the policy of ClariVest to vote proxies in the interest of maximizing value for ClariVest’s Clients. Proxies are an asset of a Client, which should be treated by ClariVest with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, ClariVest will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the Client’s cost.

3611 Valley Centre Drive, Suite 100 | San Diego, CA 92130 | tel: 858.480.2440 | fax: 858.480.2441 | e: info@clarivest.com

The staff of the Securities and Exchange Commission has issued interpretive guidance on investment advisers that use the recommendations of independent third parties to vote Client proxies in its letter to Egan-Jones Proxy Services (pub. Avail. May 27, 2004). The interpretive letter addresses what is meant by "independent third party." The letter states that a third party generally would be independent of an investment adviser if that person is free from influence or any incentive to recommend that the proxies should be voted in anyone's interest other than the adviser's Clients. ClariVest has retained Institutional Shareholder Services (“ISS”), and generally follows their recommendation when voting proxies. ClariVest determined that it is appropriate to follow the voting recommendations of ISS because ClariVest believes that ISS (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of ClariVest’s Clients.

The interpretive letter also discusses conflicts of interest that can arise from the proxy voting firm's relationships with issuers. When the proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser's proxy voting procedures should require a proxy voting firm to disclose to the adviser any relevant facts concerning the firm's relationship with the issuer, such as the amount of the compensation that the firm has received or will receive. That information will enable the investment adviser to determine whether the proxy voting firm can make voting recommendations in an impartial manner and in the best interests of the Clients, or whether the adviser needs to take other steps to vote the proxies.

The staff of the Securities and Exchange Commission also issued a Staff Legal Bulletin No. 20 (June 30, 2014) that addresses, among other things, the ongoing duties of an investment adviser with respect to a third party proxy advisory firm.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable ClariVest to resolve material conflicts of interests with Clients before voting their proxies.

1.         ClariVest shall maintain a list of all Clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Operations Manager who will obtain proxy voting information from Client agreements.

2.         ClariVest shall work with the Client to ensure that ISS is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms (including a letter of authorization) of broker-dealers/custodians will state that ISS should receive this documentation. The Operations Department will follow-up with ISS after account launch to confirm that new accounts are properly established and proxy materials are being received by ISS for voting.

3.         ClariVest subscribes to the ISS proxy voting service. This browser-based proxy voting system automates the physical paper handling and detailed recordkeeping needs of ClariVest’s proxy voting function. ISS also provides independent recommendations with respect to each proxy vote.

4.         As a default, proxies are generally voted by ISS in accordance with ISS recommendations. However, ClariVest retains ultimate decision making authority with respect to the voting of Client proxies and reserves the right to override ISS recommendations.

5.         For any Client who has provided specific voting instruction, the Operations Manager shall vote that Client’s proxy in accordance with the Client’s written instructions.

6.         The Operations Manager will provide any proxy solicitation information and materials that he may receive to the appropriate personnel of ISS for their review and consideration.

3611 Valley Centre Drive, Suite 100 | San Diego, CA 92130 | tel: 858.480.2440 | fax: 858.480.2441 | e: info@clarivest.com

7.         As noted by the SEC in Release 2106, the fiduciary duty that ClariVest owes its Clients prohibits the adoption of a policy to enter default proxy votes in favor of management. Thus, ClariVest shall not by default vote proxies in favor of management, but shall vote per ISS’s recommendation as set forth in the general principles outlined above.

8.        ClariVest’s investment personnel shall be responsible for making voting decisions with respect to all Client proxies, where a proxy is not voted in accordance with ISS recommendations. Such decisions shall then be provided to the Operations Manager who will then ensure that such proxy votes are submitted in a timely manner.

9.          The Operations Manager may delegate the actual voting of Client proxies to any of ClariVest’s employees who are familiar with ISS’s service.

10.       ClariVest is not required to vote every Client proxy and refraining from voting should not necessarily be construed as a violation of ClariVest’s fiduciary obligations. ClariVest shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when an adviser’s analysis of a particular Client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the Client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL. ClariVest also does not vote proxies for securities that are loaned as part of the Client’s securities lending program (if the Client has elected to participate in a securities lending program).

11.       The Operations Manager shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which ClariVest believe it may be in its Clients’ best interest for ClariVest not to vote a particular proxy. The Operations Manager shall maintain documentation of any cost-benefit analysis with respect to Client proxies that are not voted by ClariVest.

12.       The Operations Manager will report any attempts by any of ClariVest personnel to influence the voting of Client proxies in a manner that is inconsistent with ClariVest’s Policy. Such report shall be made to the CCO, or if the CCO is the person attempting to influence the voting, then to the CEO.

13.       Proxies received after the termination date of a Client relationship will not be voted. Such proxies should be delivered to the last known address of the Client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named Client should not be delivered to ClariVest.

14.       The Operations Manager, with the assistance of the CCO, will reasonably try to assess any material conflicts between ClariVest’s interests and those of its Clients with respect to proxy voting (where a proxy is not voted in accordance with ISS recommendations) by considering the situations identified in the Conflicts of Interest section of this document.

15.      The Compliance Department will annually review due diligence materials from ISS to confirm the ongoing adequacy of ISS’s program, including ensuring that ISS has policies and procedures in place designed to manage potential conflicts of interest.

Conflicts of Interest

1.         General: As noted previously, ClariVest will vote its Clients’ proxies in the best interest of its Clients and not its own. In voting Client proxies, ClariVest shall avoid material conflicts of interest between the interests of ClariVest on the one hand and the interests of its Clients on the other.

3611 Valley Centre Drive, Suite 100 | San Diego, CA 92130 | tel: 858.480.2440 | fax: 858.480.2441 | e: info@clarivest.com

2.         Potential Material Conflicts of Interest: ClariVest is aware of the following potential material conflicts that could affect ClariVest’s proxy voting process in the future. It should be noted that these potential conflicts have been listed for informational purposes only and do not include all of the potential conflicts of interest that an adviser might face in voting Client proxies. ClariVest acknowledges that the existence of a relationship of the types discussed below, even in the absence of any active efforts to solicit or influence ClariVest, with respect to a proxy vote related to such relationship is sufficient for a material conflict to exist.

•	Example Conflict: ClariVest retains an institutional Client, or is in the process of retaining an institutional Client that is affiliated with an issuer that is held in ClariVest’s Client portfolios. For example, ClariVest may be retained to manage Company A’s pension fund. Company A is a public company and ClariVest Client accounts hold shares of Company A. This type of relationship may influence ClariVest to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with ClariVest.

•	Example Conflict: ClariVest retains a Client, or is in the process of retaining a Client that is an officer or director of an issuer that is held in ClariVest’s Client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

•	Example Conflict: ClariVest’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in ClariVest’s Client portfolios. The spouse could attempt to influence ClariVest to vote in favor of management.

•	Example Conflict: ClariVest or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in ClariVest’s Client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence ClariVest to vote proxies in contradiction to the policy.

•	Example Conflict: ClariVest or its affiliate has a financial interest in the outcome of a vote, such as when ClariVest receives distribution fees (i.e., Rule 12b-1 fees) from registered mutual funds that are maintained in Client accounts and the proxy relates to an increase in 12b-1 fees.

3.        Determining the Materiality of Conflicts of Interest: In general, ClariVest avoids the conflicts of interest described above by following ISS’s vote recommendations. Where ISS has a conflict or if ClariVest is looking to override the ISS recommendation, ClariVest will assess if there is a conflict of interest. Determinations as to whether a conflict of interest is material will be made after internal discussion among the CCO, the Portfolio Manager(s) for the affected Clients and the Operations Manager. Among the factors to be considered in determining the materiality of a conflict include whether the relevant Client relationship accounts for a significant percentage of ClariVest’s annual revenues, or the percentage of ClariVest’s assets that is invested with a particular issuer. Materiality determinations are fact based, and will depend on the details of a particular situation. Whether a particular conflict of interest is deemed material will be based on the likelihood that the conflict might cause a proxy to be voted in a manner that was not in the best interests of ClariVest’s Clients. All materiality deliberations will be memorialized in writing by the Operations Manager.

If the individuals mentioned above determine that the conflict in question is not material, ClariVest will vote the proxy in accordance with the policies stated herein. If a conflict is judged material, ClariVest will consider ISS’s recommendation or, at its expense, engage the services of legal counsel who will provide an independent recommendation on the direction in which ClariVest should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on ClariVest.

3611 Valley Centre Drive, Suite 100 | San Diego, CA 92130 | tel: 858.480.2440 | fax: 858.480.2441 | e: info@clarivest.com

Procedures for ClariVest’s Receipt of Class Actions

ClariVest recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, clients who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

Unless otherwise agreed with a Client, if “Class Action” documents are received by ClariVest for its Clients, ClariVest will gather the materials it has and forward to the Client, to enable the Client to file the “Class Action” at the Client’s discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that ClariVest may not be qualified to make for the Client. Therefore, unless otherwise agreed with a Client, ClariVest will not file “Class Actions” on behalf of a Client.

Recordkeeping

ClariVest will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Operations Manager will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•	Any request, whether written (including e-mail) or oral, received by any Employee of ClariVest, must be promptly reported to the Compliance Department and/or Operations Manager. All written requests must be retained in the permanent file.

•	Furnish the information requested, free of charge, to the Client within a reasonable time period (typically within 10 business days). Maintain a copy of the written record provided in response to Client’s written (including email) or oral request. Unless maintained electronically, a copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

•	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

•	Upon receipt of a proxy, ClariVest shall scan the materials and send to ISS for processing.

Note: ClariVest is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

•	A record of how ClariVest voted client Proxies.

•	Documents prepared or created by ClariVest that were material to making a decision on how to vote, or that memorialized the basis for the decision.

3611 Valley Centre Drive, Suite 100 | San Diego, CA 92130 | tel: 858.480.2440 | fax: 858.480.2441 | e: info@clarivest.com

•	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

ClariVest will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how ClariVest voted their securities.

Proxy Solicitation

As a matter of practice, it is ClariVest’s policy to not reveal or disclose to any Client how ClariVest may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. ClariVest will never disclose such information to unrelated third parties.

At no time may any Employee accept any remuneration in the solicitation of proxies.

Responsibility

The Operations Manager is responsible for supervising the proxy voting process and maintaining the records, in each case as described above.

3611 Valley Centre Drive, Suite 100 | San Diego, CA 92130 | tel: 858.480.2440 | fax: 858.480.2441 | e: info@clarivest.com

Exhibit G

These policies and procedures are effective as of May 2012 and may be changed without notice at any time.

These policies and procedures will be administered or not administered in the sole judgment and discretion of CRM and its Chief Compliance Officer.

CRAMER ROSENTHAL MCGLYNN LLC

Proxy Voting Policy and Procedures

In most cases, CRM clients have delegated to the Firm the authority to vote proxies relating to equity securities on their behalf. In exercising its voting obligations, CRM is guided by general fiduciary principles. It must act prudently, solely in the interest of clients, and for the purpose of providing benefits to such clients. The CRM Compliance Committee (the “Compliance Committee”) has determined that these Policies and Procedures for Proxy Voting (these "Policies") are reasonably designed to assure that CRM votes client proxies in the best interest of clients and to provide clients with information about how their proxies are voted. In addition, these Policies are designed to satisfy CRM’s obligations under Rule 206(4)-7 under the Advisers Act.

Proxy Voting Process

CRM’s policy seeks to monitor corporate actions, analyze proxy solicitation materials, and vote client proxies for stocks which are held in client accounts in a timely and appropriate manner. CRM will consider the factors that could affect the value of a Fund’s investment in its determination on a vote. CRM has identified certain significant contributors to shareholder value with respect to a number of common or routine matters that are often the subject of proxy solicitations for shareholder meetings. CRM’s proxy voting procedures address these considerations and establish a framework for its consideration of a vote that would be appropriate for a Fund. In particular, the proxy voting procedures outline principles and factors to be considered in the exercise of voting authority for proposals addressing many common or routine matters.

The Voting Process

Review of Proxy Solicitation Materials/Independent Recommendations

CRM receives proxy materials through an independent third party, Institutional Shareholder Services (“ISS”). ISS provides analyses and voting recommendations based on empirical research measuring the impact of proxy issues on shareholder value. ISS’s voting recommendations cover three categories: (i) voting recommendations for social and environmental shareholder proposals; (ii) voting recommendations for “Taft-Hartley” accounts that are in the best long-term economic interest of plan participants and beneficiaries conforming to AFL-CIO voting guidelines;1 and (iii) voting recommendations intended to generally maximize shareholder value.

[1]	CRM receives an analysis intended to protect plan assets as required by the U.S. Department of Labor and the Employees Retirement Income Security Act of 1974 (“ERISA”).

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These policies and procedures are effective as of May 2012 and may be changed without notice at any time.

These policies and procedures will be administered or not administered in the sole judgment and discretion of CRM and its Chief Compliance Officer.

In determining how to vote on a proxy issue, CRM will consider ISS analysis and recommendations, as well as the portfolio manager’s own knowledge of the company (including its management, operations, industry and the particular proxy issue) in rendering a decision, with the exception of separately-managed Taft-Hartley or accounts where the client specifically directs CRM to vote in a “socially responsible” manner; in these cases CRM would generally follow the particular ISS recommendations for that category.

ISS Standard Proxy Voting Guidelines Summary

The following is a summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines), which form the substantive basis of CRM’s Policy on Proxy Voting.2 As described above, CRM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

Auditors

Vote for proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote against proposals to classify the board. Vote for proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a case-by-case basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be considered in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CRO pay.

[2]	The full ISS recommendations are outlined in the ISS Proxy Guidelines, which are available to CRM clients upon request.

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These policies and procedures are effective as of May 2012 and may be changed without notice at any time.

These policies and procedures will be administered or not administered in the sole judgment and discretion of CRM and its Chief Compliance Officer.

Majority of Independent Directors/Establishment of Committees

Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make shareholder action by written consent.

Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholder to act independently of management.

Supermajority Vote Requirements

Vote against proposals to require a supermajority shareholder vote.

Vote for proposals to lower supermajority vote requirements.

Cumulative Voting

Vote for proposals to eliminate cumulative voting.

Vote against proposals that require cumulative voting.

Confidential Voting

Vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspector of election, as long as the proposal includes a provision for proxy contents as follows: IN the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

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These policies and procedures are effective as of May 2012 and may be changed without notice at any time.

These policies and procedures will be administered or not administered in the sole judgment and discretion of CRM and its Chief Compliance Officer.

Vote for management proposals to adopt confidential voting.

Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the factors that include the long-term financial performance, management’s track record, qualification of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote case-by-case. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

Mergers and Corporate Restructurings

Vote case-by-case on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis using a model developed by ISS. Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

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These policies and procedures are effective as of May 2012 and may be changed without notice at any time.

These policies and procedures will be administered or not administered in the sole judgment and discretion of CRM and its Chief Compliance Officer.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock). Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Management Compensation

Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis, using a proprietary, quantitative model developed by ISS.

Employee, Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals regarding Executive and Director Pay

Generally, vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, and would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Advisory Vote on Say on Pay Frequency

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Management Proposals Seeking Approval to Re-price Options

Votes on management proposals seeking to re-price options are evaluated on a case-by-case basis giving consideration to: historic trading patterns rationale for re-pricing, value-for-value exchange, options vesting, term of the options, exercise price, and participation.

Employee Stock Purchase Plans

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These policies and procedures are effective as of May 2012 and may be changed without notice at any time.

These policies and procedures will be administered or not administered in the sole judgment and discretion of CRM and its Chief Compliance Officer.

Votes on employee stock purchase plans should be determined on a case-by-case basis.

Shareholder Proposals on Compensation

Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business and workplace diversity. In general, vote case-by-case. While a wide variety of factors are considered, the primary focus is on how the proposal will enhance the economic value of the company.

Securities on Loan

Securities over which CRM has voting authority in certain accounts are subject to being lent to other parties, including securities in private investment partnerships, registered mutual funds and certain other accounts. CRM has no role in the lending process; securities lending decisions are made by the custodian with the consent of and on behalf of the client. As a general matter, when a security is on “loan” as of the record date, CRM has no authority to vote, and shall not vote, a proxy for the security.

Clients Who Vote Their Own Proxies

CRM clients may retain the authority to vote their own proxies in their discretion.

Conflicts and Potential Conflicts of Interest

CRM’s proxy voting procedures establish a protocol for voting of proxies in cases in which it may have a potential conflict of interest arising from, among other things, a direct business relationship or financial interest in a company soliciting proxies. When a conflict or potential conflict has been identified, CRM will generally vote the proxy as recommended by ISS, subject to a review by the CRM Compliance Committee indicating the nature of the potential conflict of interest and how the determination of such vote was achieved.

Disclosure

CRM, in its written brochure required under Rule 204-3 (the “Form ADV”) shall describe: (i) these Policies; (ii) how a client can obtain information from CRM on how it voted the client’s proxies; and (iii) how a client can obtain a copy of these Policies and/or the ISS Proxy Voting Guidelines.

Recordkeeping

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These policies and procedures are effective as of May 2012 and may be changed without notice at any time.

These policies and procedures will be administered or not administered in the sole judgment and discretion of CRM and its Chief Compliance Officer.

CRM shall retain the following books and records in, as appropriate, electronic or hard copy form: (i) a copy of each proxy statement received regarding client securities (which may be kept by relying on obtaining copies through the EDGAR system maintained by the Securities and Exchange Commission), (ii) a record of each vote cast on behalf of clients, (iii) internal documents created that were material to the decision on how to vote any proxies or that memorialize the basis for such a decision, including any documentation relating to decisions to vote proxies other than in accordance with ISS recommendations, (iv) copies of written client requests for proxy voting records and of the Firm’s written responses to either a written or oral request for information on how the Firm voted proxies on behalf of the requesting client, and (v) with respect to votes cast for securities held in any registered investment company, records of CUSIP numbers.

Records for the CRM Mutual Fund Trust shall be recorded and maintained by the Trust.

The above records shall be retained in an easily accessible place for a period of at least five (5) years from the end for the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of CRM

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Exhibit H

DRIEHAUS CAPITAL MANAGEMENT LLC

SUMMARY OF PROXY VOTING POLICY

For those clients for whom Driehaus Capital Management LLC (“DCM”) has undertaken to vote proxies, DCM retains the final authority and responsibility for such voting. On behalf of our valued clients, DCM (i) provides the client with this written summary of its proxy voting policy and the complete proxy voting policy upon request; (ii) discloses to the client how to obtain voting information; (iii) applies the proxy voting policy consistently; (iv) documents the reasons for voting; (v) maintains records of voting activities for clients and regulating authorities; and (vi) votes securities based on a pre-determined voting policy, based on the recommendations of an independent third-party to avoid conflicts of interest with DCM.

In order to facilitate this proxy voting process, DCM has retained Institutional Shareholder Services Inc. (“ISS”) to provide in-depth proxy research, vote recommendations and execution, and the record keeping necessary for the appropriate management of a client account. ISS is an investment adviser that specializes in providing a variety of fiduciary-level services related to proxy voting. DCM has ascertained that ISS has the capacity and competency to analyze proxy issues, make vote recommendations in an impartial manner and in the best interests of DCM’s clients. The default choice used by DCM for ISS recommendations is the ISS U.S. Policy for its domestic client accounts and the applicable international policy for its international client accounts. Clients may choose another policy, such as the ISS Socially Responsible Investment (SRI) Policy, as appropriate. In addition to analyses, ISS delivers to DCM voting reports that reflect voting activities for DCM’s clients, enabling the clients to monitor voting activities performed by DCM.

DCM’s proxy voting policy sets forth the general voting guidelines that ISS follows on various types of issues when there are no company-specific reasons for voting to the contrary. In making the proxy voting decision, there are two overriding considerations: first, the economic impact of the proposal; and second, the best interest impact of a proposal if it were to pass or not pass, as the case may be. ISS performs company-by-company analysis, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine. Each issue is considered in the context of the company under review. DCM generally follows ISS’s recommendations and does not use its discretion in the proxy voting decision. For this reason, client proxies are voted in the clients’ best interests, in accordance with a predetermined policy based upon recommendations of an independent third party, and are not affected by any potential or actual conflict of interest of DCM. In addition, DCM annually, and more frequently if necessary, reviews ISS’s policies and procedures regarding any potential conflicts of interest when making vote recommendations to determine if ISS is acting impartially.

Clients who are interested in obtaining information from DCM on how their securities were voted may contact the Relationship Management Department at 1-800-688-8819. In addition, the Relationship Management Department mails to each client an annual record of all proxies voted on behalf of that client. Clients may also contact the Relationship Management Department if they wish to receive a copy of DCM’s complete proxy voting policy.

Exhibit I

Proxy Voting Summary

Fairpointe Capital LLC (“Fairpointe”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. Clients may obtain information with respect to the voting of proxies for their securities by contacting their portfolio manager or the firm’s compliance officer.

Fairpointe has retained Risk Metric’s ISS (ISS) and Broadridge’s ProxyEdge service to assist in the proxy voting process. The Portfolio Managers review each proxy and will approve or override the recommendations of ISS according to the firm’s guidelines. The proxies are cast electronically using Broadridge’s ProxyEdge system, ISS, and www.proxyvote.com. Complete records of proxy votes are maintained through all voting systems.

As a matter of firm policy the following guidelines are intended to assist in the proxy voting process:

(a)	Fairpointe generally votes in favor of the following routine matters: name changes, election of directors within time limits, appointment of independent auditors, increase in the outstanding common stock or other equity classes within dilution limits, date and place of annual meeting, ratification of directors’ actions on routine matters, employee stock purchase or ownership plans within dilution limits, annual elections and confidential voting.

(b)	Fairpointe generally votes in favor of mergers, acquisitions, restructurings, re-incorporations, changes in capitalization and employee and director compensation within reason and when pay and performance are aligned. However, other financial issues may need additional consideration and may involve issues such as hostile takeovers and mergers.

(c)	Fairpointe will generally vote against any proposal that attempts to limit shareholder democracy, such as increased indemnification for directors and officers, certain supermajority rights, classified boards, cumulative voting, authorization of new securities that are unduly dilutive and amending state of corporation. Also, will generally vote against board members on the Compensation Committee who are responsible for compensation procedures which are not aligning with performance.

(d)	Fairpointe intends to vote on a case-by-case basis on social issues.

(e)	A client may have their own set of proxy voting guidelines which may conflict with Fairpointe or another client. If such situation arises, it is our intention to comply with client guidelines by voting proxies attributable to that client on a proportionate basis.

Should a conflict of interest arise, Fairpointe will resolve the conflict with the view of the best interest of the client. If Fairpointe determines there is a material conflict of interest in connection with a proxy vote, Fairpointe will consider voting with the recommendations made by ISS, an independent third party. However, Fairpointe’s decision is ultimately based on what is in the best interest of the client.

Exhibit J

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter the "Investment Manager") has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy

*	Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions (except as discussed below in the section entitled “Circumstances Where the Investment Manager May Generally Rely on the Recommendations of a Proxy Service”). As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.

Circumstances Where the Investment Manager May Generally Rely on the Recommendations of a Proxy Service

The Franklin LibertyQ exchange traded funds (“ETFs”) of the Franklin Templeton ETF Trust, seek to track a particular securities index. As a result, each Franklin LibertyQ ETF may hold the securities of hundreds of issuers. Because the primary criteria for determining whether a security should be included (or continued to be included) in a Franklin LibertyQ ETF’s investment portfolio is whether such security is a representative component of the securities index that the Franklin LibertyQ ETF is seeking to track, the ETFs do not require the same level of fundamental security research and analyst coverage that an actively-managed portfolio would require. Accordingly, in light of the high number of positions held by a Franklin LibertyQ ETF and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine to instruct the Proxy Group to generally vote proxies consistent with the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote. Permitting the Investment Manager of the Franklin LibertyQ ETFs to defer its judgment for voting on a proxy to the recommendations of ISS or Glass Lewis may result in a proxy related to the securities of a particular issuer held by a Franklin LibertyQ ETF being voted differently from the same proxy that is voted on by other funds managed by the Investment Manager.

The Investment Manager, however, will retain the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of a Franklin LibertyQ ETF and its shareholders.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;2

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

[1]	For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”
[2]	The top 50 vendors will be considered to present a potential conflict of interest.
[3]	The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

4.	The issuer is a significant executing broker dealer;[4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

[4]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
[5]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
[6]	The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

In addition, with respect to an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Fulltime staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in (i) situations identified as presenting material conflicts of interest and (ii) the section entitled “Circumstances Where the Investment Manager May Generally Rely on the Recommendations of a Proxy Service,” the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters (except as noted above in the section entitled “Circumstances Where Investment Manager May Generally Rely on the Recommendations of a Proxy Service”). Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager's organization, including portfolio management, legal counsel, and the Investment Manager's officers. The Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose "golden parachutes" that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The Investment Manager usually supports "fair price" provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dualclass capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager's proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.	The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

Exhibit K

Harris Associates L.P.

PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

I.	PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, “the Firm” or “we”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 2/1/15, 2/22/16, 1/17/17, 08/18/17

1

Harris Associates L.P.

II.	VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1.

Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.
3.	Harris will normally vote against proposals that mandate an independent board chairman.[1]
4.

Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

5.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.
6.	Harris will normally vote against proposals advocating classified or staggered boards of directors.
7.	Harris will normally vote in favor of proposals requiring a majority vote for directors.
8.	Harris will normally vote in favor of proposals requiring the separation of the Chairmanand Chief Executive Officerpositions.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

[1]	Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officerpositions. This supplemental guideline is not intended to change the existing guideline, but recognizes that a Chairman may be separate but not deemed independent (for example, a former executive of the company).

Approved by the Proxy Voting Committee on February 22, 2016

Amended 2/1/15, 2/22/16, 1/17/17, 08/18/17

2

Harris Associates L.P.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.	Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

2.	Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

3.	Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.

4.	Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.

5.	Harris will normally vote in favor of proposals to require expensing of options.

6.	Harris will normally vote against proposals to permit repricing of underwater options.

7.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

8.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

9.	Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 2/1/15, 2/22/16, 1/17/17, 08/18/17

3

Harris Associates L.P.

1.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

2.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

3.	Harris will normally vote against the adoption of anti-takeover measures.

4.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

5.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

6.	Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

7.	Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

8.	Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

9.	Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

Certain Other Issues

Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 2/1/15, 2/22/16, 1/17/17, 08/18/17

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Harris Associates L.P.

III.	VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV.	BANK HOLDING COMPANY ACT COMPLIANCE

Harris is an indirect subsidiary of Natixis Global Asset Management, L.P., which is an indirect subsidiary of Natixis Global Asset Management (“NGAM”), an international asset management group based in Paris, France. NGAM is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group.

Natixis is subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHC Act”) and to regulation and supervision by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) due to Natixis’ U.S. bank branch operations. The BHC Act generally prohibits Natixis and its direct and indirect subsidiaries, including Harris, in the aggregate from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any U.S. bank holding company, savings and loan holding company or insured depository institution (a “U.S. Banking Organization”) without prior approval from the Federal Reserve. In the absence of measures to eliminate Harris’ voting authority over securities of certain U.S. Banking Organizations, the foregoing limits could have an adverse effect on Harris’ ability to manage clients’ investment portfolios by restricting Harris’ ability to make investments, or impact the size of an investment in, and/or impose maximum holding periods on shares of voting securities of such U.S. Banking Organizations.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 2/1/15, 2/22/16, 1/17/17, 08/18/17

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Harris Associates L.P.

Upon notification by Natixis that its aggregate control of such securities is approaching the 5% ownership limit established by the BHC Act, Harris could be required to relinquish its proxy voting responsibilities to ISS, such that ISS will vote in accordance with ISS’s standard Proxy Voting Guidelines over securities issued by U.S. Banking Organizations identified by Harris ( a “Vote Divestiture Event”). Pursuant to a Vote Divestiture Event, Harris will not be able to override ISS’s vote. If, subsequent to a Vote Divestiture Event, Natixis’ aggregate control of such securities were to decrease to such a percentage where Harris determines to resume its control of proxy voting, while remaining in compliance with the BHC Act ( a “Vote Return Event”), Harris would direct ISS in writing to return proxy voting responsibilities for the applicable U.S. Banking Organizations to Harris.

V.	CONFLICTS OF INTEREST

The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee. In addition, if any member of the Proxy Voting Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VI.	VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee. The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients. The review will be documented in the minutes of the Committee’s meetings.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 2/1/15, 2/22/16, 1/17/17, 08/18/17

6

Harris Associates L.P.

The Committee consists of three investment professionals: two domestic research analysts and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

Proxy Administrator. The Proxy Administrator is an employee of Harris reporting to the Senior Manager - Operations and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

Proxy Voting Service Provider. Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain and review ISS’ SOC Report, or similar attestation report, and current Form ADV. In addition, the Proxy Administrator shall periodically review ISS’ disclosures regarding its conflict of interests and forward any conflict that both (1) relates to issuers whose proxies Harris is currently reviewing and (2) involve a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures to the General Counsel, or his/her designee, for review.

To the extent the Proxy Administrator or the General Counsel, or his/her designee, determine that a control deficiency, conflict of interest or other disclosure matter could materially impact the capacity or competency of ISS in connection with a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures, he/she shall promptly report such determination to the Committee for review and further action, if any.

In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error to the Proxy Administrator. The Proxy Administrator, or his/her designee, will review the error and contact ISS to seek to reduce similar errors in the future. For purposes of this section, a material factual error means an error of fact that the analyst believes that if corrected would cause ISS to change its recommendation.

Voting Decisions. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote. That Proxy Voting Committee decision is reflected in the electronic ballot.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 2/1/15, 2/22/16, 1/17/17, 08/18/17

7

Harris Associates L.P.

In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

Voting Ballots. For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Recordkeeping and Reporting. Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.

Compliance Testing. The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.

Approved by the Proxy Voting Committee on February 22, 2016

Amended 2/1/15, 2/22/16, 1/17/17, 08/18/17

8

HARRIS ASSOCIATES L.P.

SUPPLEMENTAL PROXY VOTING GUIDELINES

Effective February 2016

1.	Harris will normally vote in accordance with the recommendations of Institutional Shareholder Services (“ISS”) with respect to the election of directors for Japanese companies.

2.	For European companies, Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 80% of current market value

3.	Harris will normally vote in favor of the election of non-independent directors who serve on audit, compensation and nominating committees in cases where the director is deemed non-independent solely because of his or her tenure as a director or status as an employee or shareholder representative where such representatives are required by law to serve on such committees.[1]

4.	Harris will vote in favor of proxy access proposals if either (a) management recommends voting in favor of the proposal or (b) the proposal meets all of the following criteria:

•	The shareholders making the proposal have an ownership threshold of 5% of the voting power
•	The shareholders making the proposal each have 3 years of continuous ownership
•	The proposal does not exceed a cap on shareholder nominees of 25% of the board
•	The proposal does not exceed a limit of 20 on the number of shareholders permitted to form a nominating group

[1]	Harris has an existing guideline that states that we will normally vote against the election of non-independent directors who serve on audit, compensation and nominating committees. We do not have a specific guideline that defines “independence”, and ISS defines independence differently depending on the market. For example, for many international markets (primarily in Europe), ISS considers a director to be non-independent after 12 years of service on a board. Additionally, a number of countries mandate by law that shareholder and employee representatives sit on the board and on special committees, and ISS deems these representatives to be non-independent. We believe that, in most cases, it is in the best interests of shareholders to have such individuals serve on these committees and that they should not be deemed non-independent under Harris’ guideline solely for these reasons.

Exhibit L

Kayne Anderson Capital Advisors, L.P.

XXIV. Proxy Voting Policy

A.	Policy

KACALP/KAFA (for purposes thereof, the “Firm”) votes client proxies in the interest of maximizing shareholder value. To that end, the Firm votes in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration is given to both the short-term and long -term implications of the proposal to be voted on when considering the optimal vote.

However, absent special circumstances, it is the policy of the Firm to exercise its proxy voting discretion in accordance with the proxy voting guidelines herein. The guidelines are applicable to the voting of all proxies. However, any proxy voting guidelines provided by an advisory client or its designated agent in writing supersede such guidelines. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

The Firm may be subject to conflicts of interest in the voting of proxies from time to time. Such conflicts of interest are addressed as set forth below.

B.	Procedures for Identification and Voting of Proxies

As an integral part of the investment process the Firm has the responsibility for voting proxies, with limited exception as described below. Compliance is responsible for ensuring that this policy is adhered to and for voting the Firm’s proxies, in conjunction with advice from the applicable portfolio manager or research analysts. This constitutes the “Proxy Voting Group”.

To fulfill its fiduciary duty in voting client proxies, the Firm ensures that (i) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; and (ii) all proxy votes are cast (except as set forth under paragraph D. Other Special Circumstances below).

1. Funds

The vast majority of the Firm’s investment activities are for the benefit of commingled accounts (i.e. funds) for which it serves as general partner, and it therefore votes proxies for such accounts. Compliance reviews the list of clients and compares the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

2. Separate Accounts

Separate accounts are treated the same as fund accounts, except that if a separate account client provides specific voting instructions, Compliance votes that client’s proxy in accordance with the client’s written instructions. Proxies of separate account clients who have selected a third party to vote proxies, and whose proxies were received by the Firm, are forwarded to the designee for voting and submission. Proxies received after the separate account termination date of a client relationship are not voted. Such proxies are delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to the Firm.

1

Kayne Anderson Capital Advisors, L.P.

3. Internal Proxy Distribution

Compliance will provide the appropriate research analyst and portfolio manager with a copy of the relevant proxy ballot and as a reference, if available, an analysis by Glass Lewis, a third-party corporate governance research service for their review and voting advice.

4. Determination of Voting Position

While the third-party instructions may be useful, the Firm may, and generally is expected to have in-depth knowledge of the vast majority of the company’s in which it has invested, particularly in areas such as energy master limited partnerships and related sectors, which knowledge may provide good reason to vote in a manner that is not consistent with the advice of the third-party service provider. After receiving voting instructions from the research analyst and/or portfolio manager, Compliance will vote the proxy(ies) according to the instructions received. It is the responsibility of the research analyst, if communicating voting instruction, to concurrently communicate such instructions to Compliance and the affected portfolio manager(s). The later may override the instructions of the research analyst but must do so promptly.

5. Conflicts of Interest

As discussed below, material conflicts between the Firm’s interests and those of its clients with respect to proxy voting are reviewed and discussed with the GC.

If the Proxy Voting Group detects a material conflict of interest that it cannot reasonably resolve itself, the Firm may rely on the third-party proxy voting service or another consultant to provide an independent recommendation on the direction in which the Firm should vote on the proposal. Alternatively, the Firm may make a voting determination based on the advice of GC or outside counsel concerning the conflict of interest.

6. Abstentions

The Firm may elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes is documented and the documentation is maintained in the proxy file.

7. Opposing Voting

There may be circumstances which lead the Firm to vote the same proxy in two directions for different accounts. This may occur, for example, if a client requires the Firm to vote a certain way on an issue, while the Firm deems it beneficial to vote in the opposing direction for its other clients. In all such cases, the Firm maintains documentation to support its voting in the permanent file.

C.	Potential Conflicts of Interest

The Firm may be subject to a material conflict of interest in the voting of proxies from time to time due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide investment management related services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at any time, the responsible voting parties become aware of any potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Firm’s GC.

2

Kayne Anderson Capital Advisors, L.P.

Upon the identification of a material conflict of interest, the procedure described under Item 5 of Procedures for Identification and Voting of Proxies above are followed.

D.	Other Special Circumstances

The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (1) where a client has informed the Firm that it wishes to retain the right to vote the proxy, the Firm will instruct the custodian to send the proxy material directly to the client, (2) where a proxy is received for a client account that has been terminated with the Firm, (3) where a proxy is received for a security the Firm no longer manages (i.e., the Firm had previously sold the entire position), or (4) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

E.	ERISA Accounts

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Consistent with Labor Department positions, it is the policy of the Firm to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

F.	Recordkeeping

As required under rule 204-2 of the Advisers Act, the Firm shall maintain the following proxy records:

(i)	A copy of these policies and procedures;

(ii)	A copy of each proxy statement the firm receives regarding client’s securities;

(iii)	A record of each vote cast by the firm on behalf of a client;

3

Kayne Anderson Capital Advisors, L.P.

(iv)	A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

(v)	A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section shall be maintained and preserved in an easily accessible place for a period of not less than five years. The firm may rely on one or more third parties to make and retain the records referred to in items (ii) and (iii) above.

G.	Disclosure

As disclosed in Schedule F of the ADV Part II, a copy of these policies and procedures will be provided to clients upon request. In addition, if a client inquires about how a particular proxy proposal was voted, that information will be provided to the client in a timely manner.

H.	Proxy Solicitation

As a matter of practice, it is the Firm’s policy to not reveal or disclose to any client how the Adviser may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.

The Compliance Department is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies.

4

Exhibit M

Proxy Voting Policies and Procedures

June 30, 2004

AMENDED

March 31, 2005

May 16, 2005

March 31, 2007

August 30, 2007

March 31, 2008

June 25, 2008

September 22, 2009

April 1, 2010

February 15, 2011

April 25, 2011

March 5, 2012

May 10, 2012

February 11, 2013

February 7, 2014

September 8, 2014

June 8, 2015

September 1, 2015

April 8, 2016

Proxy Voting Policies and Procedures

CONTENTS

1	GENERAL	5
	Introduction
	General Guidelines
	Proxy Committee Conflicts of Interest
	Recordkeeping and Disclosure

2	PROPOSALS USUALLY VOTED FOR	10
	Adjustments to Par Value of Common Stock
	Annual Election of Directors Appraisal Rights
	Authority to Issue Shares (for certain foreign issuers)
	Blank Check Preferred Authorization
	Chairman and CEO are the Same Person Changing Corporate Name Confidential Voting
	Cumulative Voting
	Delivery of Electronic Proxy Materials
	Director Nominees in Uncontested Elections Director Related Compensation
	Election of CEO Director Nominees
	Election of Mutual Fund Trustees
	Equal Access
	Fair Price Provisions
	Golden and Tin Parachutes
	Greenshoe Options
	Independent Audit, Compensation and Nominating Committees
	Independent Board Chairman
	Majority Voting
	OBRA-Related Compensation Proposals
	Ratifying Auditors
	Reverse Stock Splits
	Right to Adjourn
	Right to Call a Special Meeting
	Share Cancellation Programs
	Shareholder Ability to Alter the Size of the Board
	Shareholder Ability to Remove Directors
	Share Repurchase Programs
	Stock Distributions: Splits and Dividends White Squire Placements
	Written Consent

Loomis, Sayles & Company, L.P. April 2016 All Rights Reserved	2

Proxy Voting Policies and Procedures

3	PROPOSALS USUALLY VOTED AGAINST	14
	Common Stock Authorization
	Director and Officer Indemnification and Liability Protection
	Shareholder Ability to Act by Written Consent Shareholder Ability to Call Special Meetings Shareholder Ability to Remove Directors
	Share Retention By Executives
	Staggered Director Elections
	Stock Ownership Requirements
	Supermajority Shareholder Vote Requirements
	Term of Office
	Unequal Voting Rights

4	PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE	15
	PROXY VOTING SERVICE
	401(k) Employee Benefit Plans
	Compensation Plans
	Employee Stock Ownership Plans
	Executive Compensation Advisory Resolutions (“Say-on-Pay”)
	Non-Material Miscellaneous Bookkeeping Proposals
	Proxy Access
	Preemptive Rights
	Stock Option Plans
	Technical Amendments to By-laws

5	PROPOSALS REQUIRING SPECIAL CONSIDERATION	16
	Asset Sales
	Bundled Proposals
	Charitable and Political Contributions and Lobbying Expenditures
	Compensation in the Event of a Change in Control
	Conversion of Debt Instruments
	Corporate Restructuring
	Counting Abstentions
	Debt Restructurings
	Delisting a Security
	Director Nominees in Contested Elections
	Disclosure of Prior Government Service

Loomis, Sayles & Company, L.P. April 2016 All Rights Reserved	3

Proxy Voting Policies and Procedures

Environment and Social issues
Animal Rights
Energy and Environment
Equal Employment Opportunity and Discrimination
Human Resource Issues
Maquiladora Standards and International Operations Policies Military Business
Northern Ireland
Product Integrity and Marketing
Third World Debt Crisis Golden Coffins
Greenmail
Liquidations
Mergers and Acquisitions
Mutual Fund Distribution Agreements
Mutual Fund Fundamental Investment Restrictions Mutual Fund Investment Advisory Agreement
Poison Pills
Proxy Access
Proxy Contest Defenses
Reimburse Proxy Solicitation Expenses
Reincorporation Proposals
Shareholder Advisory Committees
Shareholder Proposals to Limit Executive and Director Pay State
Spin-offs
Takeover Statutes
Tender Offer Defenses Transition Manager Ballots

Loomis, Sayles & Company, L.P. April 2016 All Rights Reserved	4

Proxy Voting Policies and Procedures

1. GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties, SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and Staff Legal Bulletin No. 20 (June 30, 2014). In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 08-2, 29 C.F.R. 2509.08-2 (October 17, 2008).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.	Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.	Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

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Proxy Voting Policies and Procedures

3.	Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.	Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account or under other circumstances beyond Loomis Sayles' control.

5.	Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.	Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Proxy Voting Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.	Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles representatives.

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Proxy Voting Policies and Procedures

8.	Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C.	Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee include,

a.	to develop, authorize, implement and update these Proxy Voting Procedures, including:
(i)	annual review of these Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,
(ii)	annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and
(iii)	annual review of the proxy voting process and any general issues that relate to proxy voting;

b.	to oversee the proxy voting process, including:
(i)	overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii)	directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii)	consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv)	periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	to engage and oversee third-party vendors, such as Proxy Voting Services, including:

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Proxy Voting Policies and Procedures

(i)	determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
(a)	the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and
(b)	the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,
(ii)	providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,
(iii)	receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and
(iv)	in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.	Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.	Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Proxy Voting Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal (e.g., he or she is a portfolio manager for an account of the issuer).

D.	Conflicts of Interest.

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Proxy Voting Policies and Procedures

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.	Recordkeeping and Disclosure.

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

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Proxy Voting Policies and Procedures

2. PROPOSALS USUALLY VOTED FOR

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares (for certain foreign issuers): Vote for proposals by boards of nonUS issuers where: (1) the board’s authority to issue shares with preemptive rights is limited to no more than 66% of the issuer’s issued ordinary share capital; or (2) the board’s authority to issue shares without preemptive rights is limited to no more than 5% of the issuer’s issued ordinary share capital, to the extent such limits continue to be consistent with the guidelines issued by the Association of British Insurers and other UK investor bodies; and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

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Proxy Voting Policies and Procedures

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A.	Vote for proposals involving routine matters such as election of directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.
B.	Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.
C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.
D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-bycase basis all other proposals.

Election of CEO Director Nominees: Vote for a CEO director nominee that sits on less than four U.S.-domiciled company boards and committees. Vote against a CEO director nominee that sits on four or more U.S.-domiciled boards and committees. Vote for a CEO director nominee of non-U.S.-domiciled companies that sits on more than 4 non-U.S.domiciled company boards and committees.

Election of Mutual Fund Trustees: Vote for nominees who oversee less than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds).

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Proxy Voting Policies and Procedures

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent," as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

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Proxy Voting Policies and Procedures

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.	Generally vote for proposals to ratify auditors.
B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.
C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

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Proxy Voting Policies and Procedures

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3. PROPOSALS USUALLY VOTED AGAINST

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.	Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.
B.	Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director's legal expenses would be covered.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

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Proxy Voting Policies and Procedures

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.
B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

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Proxy Voting Policies and Procedures

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.
B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.
C.	Vote for a 3 year review of executive compensation when a recommendation of the Proxy Voting Service is for the approval of the executive compensation proposal, and vote for an annual review of executive compensation when the Proxy Voting Service is against the approval of the executive compensation proposal.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). The nominating shareholder(s) should hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service. D. Vote for proposals that request expensing of stock options.

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

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Proxy Voting Policies and Procedures

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Votes for UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

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Proxy Voting Policies and Procedures

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

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Proxy Voting Policies and Procedures

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Loomis, Sayles & Company, L.P. April 2016 All Rights Reserved	19

Proxy Voting Policies and Procedures

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.	Review on a case-by-case basis (i) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning tender offer defenses should be evaluated on a case-by-case basis.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

Loomis, Sayles & Company, L.P. April 2016 All Rights Reserved	20

Exhibit N

LSV Asset Management

Proxy Voting Policy

LSV Asset Management’s (“LSV”) standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client’s account. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV’s responsibility to vote proxies relating to securities held for the client’s account.

With respect to ERISA plan clients, unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan’s account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials. Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment. Proxy voting decisions must be made solely in the best interests of the client’s account. In voting proxies, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the client to unrelated objectives.

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV has engaged an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (“GLC”). GLC implements LSV’s proxy voting process, provides assistance in developing guidelines and provides analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring GLC to ensure that proxies are appropriately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client’s holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV’s use of GLC is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV’s interest and that of its clients, LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote made was in the client’s best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping. In accordance with the recordkeeping rules, LSV will retain:

1.	Copies of its proxy voting policies and procedures.
2.	A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
3.	A record of each vote cast on behalf of a client (maintained by the proxy voting service).
4.	A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).
5.	A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
6.	LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.

Exhibit O

MARSICO CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Statement of Policy

1.         It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.

•	MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

•	In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

•	MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

•	In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.

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•	MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

•	MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.

Definitions

2.         By “best interests of MCM’s clients,” MCM means clients’ best economic interests over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interests are generally uniform.

3.         By “material conflict of interest,” MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer, other principal proponent of a proposal, or an entity closely affiliated with the proxy issuer or other principal proponent of a proposal, or other circumstances in which MCM may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies are voted.

            Procedures: MCM Invests in Companies With Management Teams That Seek Shareholders’ Best Interests, and Usually Votes Proxies with Management Recommendations

4.         MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (or their boards of directors). Therefore, when portfolio companies issue proxy proposals, MCM usually votes the proxies with management or board recommendations, because it believes that recommendations by these companies’ managements generally are in shareholders’ best interests, and therefore in the best economic interests of MCM’s clients.

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5.         In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. For example, in some circumstances, certain proxy proposals or recommendations by management, shareholders, or other proponents -- such as, without limitation, proposals that would affect corporate governance relating to anti-takeover measures, board election requirements, director qualifications, shared board and management responsibilities, capitalization changes, compensation programs, or other matters – could present circumstances in which management recommendations may not appear as closely aligned with shareholder interests as MCM in its sole discretion may deem desirable. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on MCM’s analysis if in MCM’s view such a vote appears consistent with the best interests of clients. As further examples, in MCM’s sole discretion, it may vote against a management or board recommendation in order to, without limitation, support a shareholder proposal favoring safeguards against potential overreaching by management or enhancements of shareholder control that MCM believes are reasonable or appropriate, or vote against management or board recommendations in order to oppose management proposals that are not shareholder-friendly in MCM’s view.

6.         MCM generally considers each proxy proposal on its merits, and periodically reassesses its views of the management teams of the companies that it invests in for clients. A decision to vote against a particular management or board recommendation or to otherwise abstain or take no action on a proxy proposal does not necessarily signal a departure from MCM’s general view that a management team or board is serving the best interests of shareholders. If MCM concludes, in its sole discretion, that a company’s management team or board no longer appears to be serving shareholders’ best interests, MCM may take any action it deems appropriate, including, without limitation, awaiting further developments, voting against selected management or board recommendations, or selling shares of the company.

Procedures: Use of an Independent Service Provider

7.         MCM may engage an independent service provider to assist with the administrative and ministerial aspects of proxy voting. The independent service provider may perform functions that include, without limitation, voting proxies for MCM in accordance with MCM’s instructions based on MCM’s Proxy Voting policy, maintaining records of proxy votes, and assisting in preparing certain reports. To minimize the possibility that MCM’s proxy votes could be affected by potential conflicts of interest that may exist between an independent service provider and a proxy issuer, MCM rarely considers directing such a service provider to vote proxies for MCM based on the service provider’s recommendations (although MCM may do so in certain circumstances discussed in “Alternative Procedures for Potential Material Conflicts of Interest” below).

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Procedures: Voting/Abstention/No Action/Other Exceptions

8.         MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed as intended under MCM’s Proxy Voting policy and procedures. MCM employs a number of measures, including certain reconciliations and other cross-check procedures, to attempt to verify that proxies are voted or otherwise processed as intended, although such checks may not be feasible or reliable in some cases because of the complexity of the proxy voting process. MCM’s ability to vote or otherwise process proxies may be limited by many factors, including MCM’s dependence on custodians and independent proxy voting service providers to assist in processing proxies. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations. For example, in a few foreign markets, ballots cast by MCM may not be counted if required powers of attorney between the client and the custodian are not maintained. Also in foreign markets, ballots for securities held by a custodian in an omnibus account for multiple customers may be voted in an unexpected manner if the custodian receives different voting instructions from its customers and cannot split its vote as each customer requested.

9.a       MCM may process some proxies without voting them, such as by making a decision to abstain or take no action on such proxies (or on certain proposals within such proxies). For example, if MCM has decided to sell the shares of a company, MCM generally may abstain from voting proxies or may take no action on proxies issued by the company. If MCM receives proxies relating to securities acquired as a result of an account transition (such as, without limitation, securities delivered into a newly opened MCM account that were selected by a previous adviser), MCM may choose to abstain or take no action on the proxies. MCM also may abstain or take no action on proxies issued for other securities that MCM did not select for a client portfolio (such as, without limitation, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than MCM).

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9.b.      MCM may abstain or take no action on proxies (or on certain proposals within such proxies) in other circumstances. MCM may determine, for example, that abstaining or taking no action on proxies is appropriate if voting may be unduly burdensome or expensive, such as when foreign proxy issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable. MCM also may abstain or take no action when voting may not be in the best interests of clients in MCM’s view, or as an alternative to voting with (or against) management.

10.       The procedures in this policy generally apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

Alternative Procedures for Potential Material Conflicts of Interest

11.       In certain circumstances such as when the issuer or other proponent of a proxy proposal is also a client of MCM, it is possible that an appearance might arise of a potential conflict between MCM’s interests and the interests of affected clients in how the proxies of that issuer are voted.

12.       MCM seeks to vote or otherwise process proxies in the best interests of its clients, and believes that any potential conflict of interest would not actually affect MCM’s voting of the proxies.

13.       Nevertheless, when MCM is aware that a material conflict of interest (as defined in section 3 above) between MCM’s interests and clients’ interests may appear to exist, MCM generally will, to avoid appearance concerns, follow an alternative procedure rather than vote or otherwise process ballots in accordance with its own determinations. Such an alternative procedure generally would involve either:

(i)	Directing an independent service provider to cause the proxies of those MCM client accounts that MCM is responsible for processing to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders if the service provider indicates it can do so; or

(ii)	Directing the proxies of those MCM client accounts that MCM is responsible for processing to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies. This procedure generally may be used if it can be determined that the independent service provider appears able to make such recommendations and vote in an impartial manner. In making this determination, MCM may (1) require the independent service provider to represent or otherwise demonstrate that the service provider faces no conflict of interest with respect to the vote, or (2) ask the independent service provider to disclose to MCM relevant facts concerning the firm’s relationship with the proxy issuer or other persons and certify that the service provider has taken steps to ensure that no actual conflicts exist.

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MCM seeks to document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

14.       MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i)	Notifying affected clients of the conflict of interest (if it is reasonably feasible to do so), and seeking a waiver of the conflict to permit MCM to vote the proxies;

(ii)	Abstaining or taking no action on the proxies in cases when, without limitation, service providers cannot echo vote proxies of certain securities (such as those issued by foreign companies), or in other cases when alternative voting procedures are not desirable; or

(iii)	Forwarding the proxies to clients so that clients may vote the proxies themselves.

Voting by Client Instead of MCM

15.       An MCM client may elect to vote proxies for its own account instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests or other client-specific considerations.

16.      MCM generally cannot implement client proxy voting guidelines that do not delegate full discretion to MCM, or that are not fully consistent with these procedures. In particular, MCM encourages the client to vote its own proxies if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM’s policy or with MCM’s vote-by-vote analysis. MCM does not generally advise a client on proxy voting issues when the client retains authority to handle such matters itself.

17.       MCM generally may abstain or will take no action on proxy votes relating to legal proceedings such as shareholder class actions or bankruptcy proceedings, or may refer such votes to clients.

Persons Responsible for Implementing MCM’s Policy

18.       MCM’s Operations/Client Services staff has primary responsibility for implementing MCM’s Proxy Voting policy and procedures, including ensuring that proxies are timely submitted. MCM also generally uses a service provider to assist in voting proxies, recordkeeping, and other matters.

19.       Members of MCM’s Investment staff, such as security analysts, generally review proxy proposals as part of their ongoing assessment of companies.

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Recordkeeping

20.a.     MCM or a service provider maintains, in accordance with Rule 204-2 under the Investment Advisers Act:

(i)	Copies of all proxy voting policies and procedures;

(ii)	Copies of proxy statements received (unless maintained elsewhere as described below);

(iii)	Records of proxy votes cast on behalf of clients;

(iv)	Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

(v)	Written client requests for proxy voting information, and

(vi)	Written responses by MCM to written or oral client requests.

20.b.    MCM seeks to document instances in which it identifies a material conflict of interest, as well as the procedure utilized for resolving the particular conflict. MCM’s Operations/Client Services Department also documents certain other non-routine proxy voting issues, including: the basis for (1) any decision to vote against a management or board recommendation for reasons other than general matters affecting corporate governance issues discussed in section 5 above; and (2) any decision to abstain or take no action on a proxy that is intended by MCM to demonstrate divergence from a management or board recommendation.

20.c.    MCM will not document other, more routine instances in which it may take certain actions with respect to a particular proxy, including certain situations identified in this Proxy Voting policy and procedures. MCM generally will not document, for example, the basis for routine decisions (i) to vote against corporate governance proposals such as those described above, or (ii) to abstain or take no action on proxies in circumstances (A) when foreign issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, (B) when MCM has sold or determined to sell a security, or when MCM did not select the securities for the client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than MCM), or (C) when other routine situations arise such as those identified in section 9 above. MCM also cannot document decisions not to vote or otherwise process proxies that were not received in good order, not received in a timely fashion, or otherwise not processed for reasons beyond MCM’s control, such as in certain situations addressed in section 8 above.

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21.       MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

22.       MCM or its service provider may rely on the SEC’s EDGAR system to keep records of certain proxy statements issued by domestic (and some foreign) issuers if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

23.       All proxy-related records will be maintained in an easily accessible place for five years (and at an appropriate office of MCM or a service provider for the first two years).

Availability of Policy and Proxy Voting Records to Clients

24.       MCM will initially inform clients of this policy and provide information regarding how a client may learn of MCM’s voting record for the client’s securities through summary disclosure in Part II of MCM’s Form ADV. Upon receipt of a client’s request for more information, MCM will provide the client with a copy of this Proxy Voting policy. Reports describing how MCM voted proxies for the client during the period since this policy was adopted are also available upon request.

* * *

MCM’s Chief Compliance Officer will review this policy at least annually to determine whether it should be amended or updated. Any amendments to this policy require the written approval of the Chief Compliance Officer.

Approved by:	Steven Carlson /s/

Title:	Chief Compliance Officer

Effective Date:	October 1, 2004

Policy Amended:	February 10, 2006

Approved by:	Steven Carlson /s/

Title:	Chief Compliance Officer

Effective Date:	February 10, 2006

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Policy Amended:	July 19, 2006

Approved by:	Steven Carlson /s/

Title:	Chief Compliance Officer

Effective Date:	July 19, 2006

Amendment Approved:	August 8, 2008

Approved by:	Steven Carlson

Title:	Chief Compliance Officer

Effective Date:	September 1, 2008

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Exhibit P

Proxy Voting Guidelines and Procedures

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the "Proxy Committee") and adopted these proxy voting guidelines and procedures (the “Guidelines”).

Where TCW has retained the services of a Sub-adviser to provide day-to-day portfolio management for the portfolio, the Adviser may delegate proxy voting authority to the Sub- Adviser; provided that the Sub-Adviser either (1) follows the Adviser’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub- Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of the Adviser’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW. Consistent with its fiduciary obligations, the Adviser will be responsible for periodically verifying the Sub-Adviser’s implementation of its proxy voting policy with respect to the TCW-managed portfolio.

C1

The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. In the event of a conflict between contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.

C2

As a matter of firm policy, TCW does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.

Philosophy

When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

Proxy Voting Overrides

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will liaise with the portfolio manager as necessary to clarify the rationale. If the Proxy Specialist is unable to resolve the question to their satisfaction after liaising with the relevant portfolio manager, TCW’s Director of Research (the “Director of Research”) will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.

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Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:

•	Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances and will submit his/her analysis to the Proxy Committee for its approval. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

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•	Where an employee of TCW sits on the board of a public company, the Proxy Specialist will determine whether such board member is the portfolio manager for the account holding the security, or whether the board member has spoken with the portfolio managers for the account holding the security. If either the particular board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

•	When the issuer is a key vendor or broker of TCW, the Proxy Specialist will determine if the portfolio manager for the account(s) holding the security has spoken with the key vendor or broker about the upcoming proxy vote. If there has been communication concerning the proxy vote between the portfolio manager and the key vendor or broker, the relationship will be deemed material. The Proxy Specialist will provide the Proxy Committee with the relevant facts and the Proxy Committee will vote the proxy.

•	Where the issuer is a known affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

•	Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

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TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

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TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.

For proxies of non-U.S. companies, although it is typically both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of "Shareholder Proposals" and "Social Issue Proposals." The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director and management nominees in uncontested elections
•	For management nominees in contested elections
•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees
•	For routine management proposals
•	For amendments to the company’s certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders’ rights

Capital Structure

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•	For reasonable changes in authorized common stock
•	For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable
•	For approving the issuance or exercise of stock warrants
•	For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

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•	For amending or canceling a class or series of preferred stock
•	Against authorizing and for eliminating or amending dual or multiple classes of common stock
•	For a stock repurchase program
•	For a stock split
•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets
•	Case-by-case on cumulative voting Board of Directors
•	For limiting the liability of directors
•	For setting the board size
•	For allowing the directors to fill vacancies on the board without shareholder approval
•	Against giving the board the authority to set the size of the board as needed without shareholder approval
•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

Anti-Takeover Provisions

•	Against the concept of a classified board
•	Against the concept of a shareholder rights plan (poison pill)
•	Against eliminating or limiting shareholders’ right to call a special meeting
•	For restoring shareholders’ right to call a special meeting
•	Against eliminating or limiting shareholders’ right to act by written consent
•	For restoring shareholders’ right to act by written consent
•	Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions

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•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid
•	Against fair price provisions
•	For limiting the payment of greenmail
•	Against adopting advance notice requirements
•	Against opting into a state takeover statutory provision

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Compensation

•	In favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans
•	For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted
•	For limiting per-employee option awards
•	For extending the term of a stock incentive plan for employees
•	Refer on assuming stock incentive plans
•	With management on “say on pay” proposals

Shareholder Proposals

•	For requiring shareholder ratification of auditors
•	Against requiring the auditors to attend the annual meeting
•	Against limiting consulting by auditors
•	Against requiring the rotation of auditors
•	Against restoring preemptive rights
•	For asking the company to study sales, spin-offs, or other strategic alternatives
•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
•	Against eliminating the company’s discretion to vote unmarked proxy ballots.
•	For providing equal access to the proxy materials for shareholders
•	Against making changes to board or chairman election, composition or eligibility requirements
•	Against changing the annual meeting location or date
•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan
•	Against urging the creation of a shareholder committee
•	Case-by-case on adopting cumulative voting
•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect
•	For repealing a classified board
•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

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•	Against supermajority provisions
•	Against repealing fair price provisions
•	For restoring shareholders’ right to call a special meeting or act by written consent

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•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
•	For seeking to force the company to opt out of a state takeover statutory provision
•	Against reincorporating the company in another state
•	For limiting greenmail payments
•	Against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation
•	For banning or calling for a shareholder vote on future golden parachutes
•	Against seeking to award performance-based stock options
•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
•	Against requesting that future executive compensation be determined without regard to any pension fund income
•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
•	Against requiring option shares to be held
•	For the creation of a compensation and a nominating committee
•	For increasing the independence of key committees

Social Issue Proposals

•	For proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting
•	Against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production

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Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

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Exhibit Q

GLOBAL PROXY VOTING POLICY

1.	Introduction

Upon entering into an investment management agreement or similar agreement (an “IMA”), Man1 may be authorised, required or instructed to vote proxies or asked to advise on the voting of proxies in relation to investments managed or advised pursuant to such agreement.

The global proxy voting policy (this “Policy”) sets out the policies and procedures that Man will undertake in carrying out this function.

All personnel2 are required to read and comply with this Policy as it is relevant to them.

For purposes of this Policy, the term “proxy(ies)” includes vote, waiver, consent, amendment, modification, resolution or other vote, or any proposals therefor, or the granting or withholding of any consents with respect thereto.

2.	Policy

2.1	Where, in relation to a client/client account/Man product[3] (each a “client”), the client has:

2.1.1	provided Man with authority and/or discretion to vote proxies but has not specifically instructed Man to vote – Man’s portfolio management personnel and/or, in the case of FRM, hedge fund research and risk personnel, as applicable, (“PM”) may decide to disregard proxies altogether or, on a case by case basis, determine to vote certain proxies on behalf of such client in accordance with this Policy (“Discretionary Proxy Clients”);

2.1.2	specifically instructed Man to vote proxies – Man will vote proxies in accordance with this Policy (“Required Proxy Clients”, and together with Discretionary Proxy Clients, “Proxy Clients”); or

2.1.3	retained the power to vote proxies – Man will take no action in relation to proxies.

2.2	For the avoidance of doubt, Man will not vote a proxy in relation to an investment held by a product that it does not manage (e.g., Man will not vote proxies for an investment held in a managed account managed by a third party manager).

2.3	In addition, if there is a regulatory requirement to vote proxies on behalf of a client, Man will ensure that the client’s agreement with Man properly provides Man with either the authority to vote proxies in Man’s discretion and/or the means and procedures by which Man is to be instructed to vote proxies on such client’s behalf.

3.	Voting

3.1	Proxy votes that may be voted at Man’s or the PM’s discretion, or where Man has been specifically instructed by a client to vote proxies, will be evaluated and Man will seek to vote in the best interest of the relevant Proxy Client(s) with the goal of increasing the overall economic value of the investment. It should be noted that there may be times whereby PMs invest in the same securities/assets while managing different investment strategies and/or client accounts; accordingly, it may be appropriate in certain cases that such securities/assets are voted differently across different investment strategies and/or client accounts, based on their respective investment thesis and other portfolio considerations.

[1]	Man means Man Group plc and its controlled subsidiaries and partnerships.
[2]	For the purposes of this policy, “personnel” is not a legally defined term but includes every employee, officer, partner, director and other person having a similar status or performing similar functions or otherwise subject to the supervision and control of Man.
[3]	For the purposes of this policy, “client account,” “Man product” and “client” mean and include any account or product over which a Man entity has investment discretion or for which a Man entity provides investment advice, for example, as investment adviser, as investment manager or as collateral manager.

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3.2	It should be noted that Man will only vote proxies on securities and other portfolio assets held by clients on or as of the relevant voting date and time, and that proxies received for securities that have been loaned out will generally not be voted.

3.3	In the case where a client provides Man with specific instructions as to the manner in which a particular proxy should be voted, Man will follow such instructions.

3.4	A proxy to be voted on behalf of a Proxy Client must be voted in a prudent manner under the prevailing circumstances, and in accordance with this Policy and Man’s other legal duties. Upon the termination of a Proxy Client’s IMA with Man, Man will no longer vote proxies for such Proxy Client.

3.5	There may be times when Man believes that abstaining from voting is in its Proxy Clients’ overall best economic interest, such as when the expected cost of voting exceeds the expected benefit to the relevant Proxy Client(s). As an example, voting on a security of an issuer that is domiciled in a country where Man does not have a presence may involve additional costs such as a translator or travelling to such country to vote in person. In addition, there may be situations whereby voting may restrict trading such as in the case of share blocking and re-registration. Documentation will be maintained of all proposals that are not voted for Required Proxy Clients and the reasons therefor.

3.6	With respect to any ERISA clients for which Man is an investment manager or similar service provider, Man will act prudently and solely in the interest of the participants and beneficiaries of such ERISA client.

3.7	With respect to any Man US SEC-registered investment company for which Man is an investment manager or sub-adviser, Man will be responsible for voting proxies and reporting the manner in which such proxies are voted on an annual basis.

3.8	The Corporate Actions Group or the relevant operations team is responsible for monitoring proxies, conducting administrative functions with respect to proxies and, where applicable, overseeing that any relevant proxy voting service is voting proxies for all Proxy Voting Service Clients (as defined below).

3.9	In addition, on an on-going basis Man will endeavour to identify material conflicts of interest, if any, which may arise between Man and one or more issuers of clients’ portfolio securities, with respect to votes proposed by and/or affecting such issuer(s), in order to ensure that all votes are voted in the overall best interest of clients.

3.10	Man has established Proxy Voting Committees to be responsible, for resolving proxy voting issues when deemed necessary; making proxy voting decisions where a material conflict of interest may exist; monitoring compliance with this Policy; and setting new and/or modifying existing policy. The Charter of the Proxy Voting Committees (which lists the current members of the Proxy Voting Committees) is attached as Appendices to this policy. Compliance will undertake monitoring of proxy votes where potential conflicts of interest may have existed.

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3.11	Any attempts by personnel to influence a vote in a manner that is inconsistent with this Policy should be immediately brought to the attention of Compliance.

3.12	Any person receiving an inquiry directly from an issuer regarding a particular proxy should immediately notify (via e-mail or other appropriate means) the Corporate Actions Group or the relevant trading operations team.

3.13	It is Man’s general policy not to disclose Man’s view on a specific proxy issue/vote or its clients’ ownership interests in securities, other than required by law. Limited and confidential disclosure of the foregoing may however be made for business and/or legal purposes.

4.	Proxy voting services

Man has appointed, and will appoint from time to time, one or more proxy voting service companies, to provide it with certain proxy voting services (detailed below) for certain Proxy Clients (“Proxy Voting Service Clients”).

GLG, AHL and Numeric have appointed ISS, a subsidiary of MCSI Inc., (“ISS”) as their proxy voting service with respect to portfolio equity securities. The services to be provided by ISS include, but are not limited to, analyses, research, recommendations and guidelines to assist GLG, AHL and Numeric in voting proxies on behalf of their Proxy Voting Service Clients. GLG, AHL and Numeric have adopted the regional proxy voting guidelines established by ISS, which may be amended from time to time ( “ISS Proxy Voting Guidelines”), as part of these policies and procedures. The ISS Proxy Voting Guidelines can be found on ISS’s website at:

http://www.issgovernance.com/policy-gateway/2015-policy-information/

Man will review the proxy voting service company’s conflict procedures and voting guidelines periodically to ascertain their adequacy.

4.1	Proxy Voting Guidelines - Equity Securities

Where applicable, GLG, AHL and Numeric will generally vote proxies for Proxy Voting Service Clients in accordance with the relevant proxy voting service company’s proxy voting guidelines, unless otherwise specifically instructed to vote otherwise by the PM or such Proxy Voting Service Client.

These guidelines generally provide that:

(i)	when the view of the issuer’s management is favourable, GLG, AHL and Numeric will generally support current management initiatives with exceptions as noted below; and
(ii)	when the view is that changes to the management structure would probably increase security holder value, GLG, AHL and Numeric will not necessarily support current management initiatives.

Exceptions in supporting current management initiatives may include:

•	Where there is a clear conflict between management and security holder interests, proxy voting guidelines may call to elect to vote against management.
•	In general, proxy voting guidelines will call to oppose proposals that act to entrench management.

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•	In some instances, even though GLG, AHL and Numeric may support management, there may be corporate governance issues that, in spite of management objections, Man believes should be subject to security holder approval.

Furthermore, with respect to certain vote issues including, but not limited to, option repricing and the terms and conditions to serving of members of boards of directors, Man may choose to vote on a case-by-case basis, which may be different from the recommendations set forth in the relevant proxy voting guidelines.

Nevertheless, in voting proxies, Man will take into account what is in the overall best economic interest of its Proxy Voting Service Clients. Man will maintain documentation memorialising the decision to vote a proxy in a manner different from what is stated in any relevant proxy voting guidelines, and the Proxy Voting Committee will be periodically informed of any such votes.

Furthermore, although Man may have adopted the relevant applicable proxy voting guidelines, Man may agree to follow the specific proxy voting instructions or guidelines provided by Proxy Voting Service Clients regarding the manner in which they want their proxy matters to be voted. In addition, in the case where a Proxy Voting Service Client provides Man with specific instructions as to the manner in which a proxy should be voted, Man will follow such instruction notwithstanding that they may not be in accordance with the relevant proxy voting guidelines. Documentation will be maintained of any proxy voting instruction or guideline provided by a Proxy Voting Service Client. As deemed appropriate, the proxy voting Service Company will be notified of any specific proxy voting instruction or guideline provided by a Proxy Voting Service Client.

5.	Internal Proxy Process

Where a proxy voting Service Company has either not been appointed to provide services or does not cover a particular security or other relevant portfolio asset, a manual voting process will be managed and executed by the relevant Corporate Actions Group/operations team, and documentation of such vote(s) will be maintained accordingly.

For the avoidance of doubt, in such cases, the proxy voting guidelines referred to in sections 4 and 4.1 above are not applicable but the proxy voting principles referenced in those sections should apply.

6.	Proxy Ballot Information

Man may receive proxies, ballots or other vote requests and related information and disclosures for clients from relevant proxy voting service companies, issuers, custodians, administrators, trustees, agent banks, prime brokers and/or other third parties.

The Corporate Actions Group/ or the relevant operations team will be responsible for the following as it relates to any proxies, ballots or other votes made on behalf of Proxy Clients:

(i)	Maintaining a record of any proxy, ballot or other vote request and related information and other disclosures received. Where a proxy voting service company has been appointed and Man receives any of the foregoing for a Proxy Voting Service Client directly, the Corporate Actions Group/relevant operations team will send such proxy, ballot or or vote (as the case may be) to the relevant proxy voting service company to be incorporated into their electronic database. A record of the proxies received through a proxy voting service company will be maintained in such company’s database for Proxy Voting Service Clients;

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(ii)	Maintaining a record of the votes cast. Where applicable, a record of the votes cast through a proxy voting Service Company will be maintained in such company’s database. However, a record of votes cast on behalf of Proxy Clients pursuant to Man or a PM’s discretion, irrespective of whether they are also Proxy Voting Service Clients, will be maintained by the Corporate Actions Group/ or the relevant operations team; and
(iii)	Where relevant, maintaining any documentation or data that was material in making a decision regarding a particular proxy, or that memorialises the basis for the decision, including proxies that were not voted for a Required Proxy Client.

7.	Proxy Voting Responsibilities

The Corporate Actions Group/or the relevant operations team will be responsible for the following as it relates to Proxy Clients:

(i)	Ensuring that all proxies for Proxy Clients are voted in accordance with this Policy; (ii) Monitoring proxies;
(iii)	Where applicable, determining whether the subject issuer is on the Proxy Watch List (see section 9.5 below). If so, any proxy, ballot or other vote request and related information and other disclosures received should be forwarded to the Proxy Voting Committee for its information; and
(iv)	Where applicable, submitting any instructions for a Proxy Voting Service Client through the relevant proxy voting service company’s platform in a timely manner for proxies that Man is voting differently than what is being recommended by the proxy voting service company.

The Corporate Actions Group or the relevant trading operations team, when voting, will vote in accordance with the following criteria in the following order of priority:

(i)	First, specific instructions, if any, provided by the Proxy Client;
(ii)	Secondly, the proxy voting guidelines, if any, provided by a Proxy Client and agreed to by Man;
(iii)	Thirdly, in a manner as instructed by the relevant PM; and
(iv)	Fourthly, where applicable, the proxy voting guidelines of the relevant proxy voting service company.

8.	Proxy Voting – Silvermine

As a leveraged loan manager, Silvermine is typically delegated the power and responsibility to exercise certain voting rights (i.e., credit agreement amendments, waivers, forbearances, and other forms of related corporate actions) with respect to leveraged loans. When exercising such voting rights, Silvermine takes action based on what is considered to be the best financial interests of its clients. In certain instances, Silvermine refrains from exercising voting rights where it believes that voting is inappropriate, including, among other situations, the cost of voting would exceed any anticipated benefit to the client or where there is little to no economic benefit to the clients associated with the vote such as situations where there is no fee associated with the amendment process. Fees paid in connection with exercising such voting rights belong to the affected clients and not Silvermine.

Silvermine will endeavor to identify material conflicts of interest, if any, which may arise between Silvermine and one or more obligors of clients’ portfolio positions, with respect to votes proposed by and/or affecting such issuer(s), in order to ensure that all votes are voted in the overall best interest of clients.

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Silvermine may use the services of LendAmend, a third party firm which provide support to loan market participants in managing the process of administering loan amendments. LendAmend does not provide research or recommendations with respect to exercising voting rights pertaining to leveraged loans. It provides statistics regarding required percentages and processes the execution of the amendments. Fees for LendAmend services are borne by the agent banks engaged in the solicitation and not by Silvermine or its clients. Silvermine CCO and Senior Management are responsible for overseeing the proxy voting process for Silvermine clients.

9.	Proxy Voting - FRM

9.1	FRM’s investment program primarily involves investing client assets in private funds. Depending on the specific proxy or matter to be voted or agreed, Core Investment

Administration (“CIA”), Business Risk Group, Product Legal, Fund Analysts and/or the Portfolio Managers may be responsible for reviewing and voting accordingly. CIA is responsible for determining which of the party(ies) listed above should review the proxy. All documentation relating to the proxy is maintained on the Corporate Actions SharePoint or other centralized location. The Corporate Actions Procedure provides more details as to who is responsible for voting on specific matters. Appendix B provides details on specific policies relating to certain proxies/matters that FRM may vote.

9.2	Routine Matters

Routine matters are typically proposed by Management (as defined below) of an underlying fund and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the underlying fund; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the underlying fund; and (iii) they are consistent with customary industry standards and practices, as well as the laws applicable to the underlying fund.

For routine matters, FRM will vote in accordance with the recommendation of the underlying fund's management, directors, general partners, managing members or trustees (collectively, the "Management"), as applicable, unless, in FRM's opinion, such recommendation is not in the best interests of the Proxy Client.

9.3	Non-Routine Matters

Non-routine matters involve a variety of issues and may be proposed by an underlying fund's Management or beneficial owners (i.e., shareholders, members, partners, etc. (collectively, the "Owners")). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the company; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the company; or (iii) a change that is inconsistent with industry standards and/or the laws applicable to the underlying fund. Non-routine matters will be reviewed on a case by case basis and will be voted in the best interest of the Proxy Client.

10.	Disclosure

Man will, where required, provide Proxy Clients with the following:

(i)	A concise summary of this Policy and any material amendments thereto;
(ii)	An offer to provide clients with a copy of this Policy upon request; and
(iii)	Information, including contact details, as to how Proxy Clients can obtain information regarding how securities and other investments held in their accounts were voted.

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If a Proxy Client requests information on how securities/investments held in its accounts were voted, Man will provide, at a minimum:

(i) the name of the issuer; (ii) the proposal voted upon; and (iii) how Man voted the relevant proxy.

In the case of a US SEC-registered investment company for which Man is an investment manager, Man will provide a shareholder with requested information on proxy voting within 3 business days of receipt of the request.

It is Man’s general policy not to disclose the manner in which it intends to vote a particular proxy prior to the deadline therefor.

11.	Material Conflicts of Interest

11.1	Given the nature of Man’s business activities, material conflicts of interest may arise between Man and its clients with respect to the voting of proxies. The Proxy Voting Committee will be responsible for identifying actual and potential material conflicts of interest. These conflicts of interest may include, but are not limited to, the following:

11.1.1	Directorships

Certain personnel and/or members of such personnel’s immediate family may be on the board of directors of public or private company issuers in which Man may invest or is contemplating investing on behalf of one or more of its clients, or may maintain personal and/or business relationships with such an issuer or with an individual who serves on the board of directors of such an issuer. However, a material conflict of interest may not necessarily exist in the case where personnel serve on such a board on behalf, or at the behest or direction, of Man or a client. Nevertheless, Man will review these situations on a case-by-case basis to ascertain where actual material conflicts of interest exist.

11.1.2	Client affiliation

An institutional client may be affiliated with an issuer of the securities in which Man has invested or is considering investing on behalf of a client or clients. For example, where not prohibited under ERISA and other applicable law, Man may provide investment advisory services, for which it may receive compensation, to the pension plan of a public or private company in whose securities Man may invest on behalf of its clients.

11.1.3	Other Services

Man may provide other services, for which it may receive compensation or a direct or indirect benefit, to public or private company issuers of securities or other portfolio assets in which Man may invest or is considering investing on behalf of a client or clients.

11.2	Proxy Voting Committee

To the extent applicable and other than in relation to FRM, the Proxy Voting Committee will maintain a list, entitled “Proxy Watch List”, of issuers as to which it believes Man may have an actual or potential material conflict of interest with respect to voting proxies on behalf of its clients. The Proxy Watch List will be updated periodically and maintained by the Proxy Voting Committee. The Corporate Actions Group or relevant trading operations team will be provided with a copy of this list so that they can properly identify these issuers and forward their proxy ballot information to the Proxy Voting Committee for its information.

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Any proxies of an issuer on the Proxy Watch List should be voted in accordance with the relevant proxy voting guidelines unless otherwise decided by the Proxy Voting Committee. If a proxy with respect to a particular issuer as to which a material conflict of interest exists is not voted in accordance with the relevant proxy voting guidelines or if there are no applicable proxy voting guidelines, the Proxy Voting Committee will determine how to vote and will document the basis for its decision.

If a member of the Proxy Voting Committee believes he/she has a material conflict of interest with regards to an issuer with respect to which a proxy is to be voted, he/she shall refrain from participating in a decision on such proxy. A majority vote of the participating voting members of the Proxy Voting Committee members is required for a final ruling on proxy issues.

12.	Record-keeping

In addition to the documents referred to in section 6 of this Policy, Man is required to maintain the following documents:

(i)	Man’s proxy voting policies and procedures, including this Policy, and any amendments thereto;
(ii)	Proxy Watch List;
(iii)	Proxy voting service’s conflict procedures;
(iii)	Any proxy voting guidelines or instructions provided by Proxy Clients;
(iv)	Proxy voting record;
(v)	Records required for Form N-PX (applicable to US SEC registered investment companies only);
(iii)	Written records of Proxy Client requests for proxy information and any written response to any (written or oral) Proxy Client request for information on how Man voted the proxies, including any emails; and
(iv)	A copy of the written disclosure provided to Proxy Clients that describes Man’s proxy voting policies and procedures and any related correspondence sent to Proxy Clients, including emails.

13.	Review

Man will periodically review this Policy, and evaluate the services provided by its proxy voting service companies and their respective proxy voting guidelines, in order to ensure compliance with current applicable regulatory requirements.

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APPENDIX A

GLG/AHL/Numeric

Proxy Voting Committee Charter

1. PURPOSE

In order to fulfil its responsibilities under Man’s Global Proxy Voting Policy (the “Policy”) to monitor proxy voting practices, Man has charged the GLG/AHL/Numeric Proxy Voting Committee with the responsibilities described in this Charter.

2. MEMBERSHIP

The membership of the Proxy Voting Committee is as follows:

Voting Members

•	Committee Chairperson, Head of US Operations, Colin Bettison
•	Head of Operations, David Barber
•	Member(s) of Portfolio Management Staff (other Portfolio Management Staff members may serve on the Committee from time to time)
○	Asset Manager (GLG), Simon Savage
○	Co-Head of Equities (AHL Research & Trading), Paul Chambers
○	Chief Investment Officer, Director of Portfolio Management (Numeric), Robert Furdak

Non-Voting Members

•	Chief Compliance Officer (NY) - Nadine Le Gall
•	Head of Operations (Numeric) – Michael Dorsey
•	Member(s) of the Corporate Actions Group (non-voting capacity) – Graeme Scott (other members of the Corporate Actions Group may join in a non-voting capacity from time to time).

Membership and Designees

The Chairperson and members of the Proxy Voting Committee are appointed to serve on the Committee.

To the extent deemed necessary, a Committee member who is unable to attend a Committee meeting should appoint a designee to attend such meeting in such member’s stead. For any such meeting, each such designee shall have the voting (if any) and other rights of the designating member.

3. MEETINGS

Frequency:

The Proxy Voting Committee will generally meet on an as-needed basis when actual or potential material conflicts of interest are identified and/or a vote that deviates from the Policy is contemplated. The Chairperson, as required, may call special meetings.

Proxy Voting Committee meetings may be held in person, by telephone or video conference, or any combination of these. In such circumstances as may be determined by the Chairperson, the Proxy Voting Committee may also take action via electronic mail in lieu of a meeting.

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Quorum and Actions:

The attendance at a meeting of at least one member from each of the Head of US Operations, Product and Trading Operations and Portfolio Management Staff shall constitute a quorum.

Actions of the Proxy Voting Committee must be approved by a majority of voting members of such quorum.

Reporting and Meeting Minutes:

Minutes of the Proxy Voting Committee will be prepared and approved by the Proxy Voting Committee.

Approved minutes will be distributed to certain Man personnel for information purposes.

4. RESPONSIBILITIES

The responsibilities of the Proxy Voting Committee will include, but are not limited to, the following:

(i)	Resolving any proxy voting issues;
(ii)	Identifying actual and potential material conflicts of interest and maintaining the Proxy Watch List;
(iii)	If deemed necessary, making proxy voting decisions where a material conflict of interest may exist;
(iv)	Evaluating the services provided by the proxy voting services companies; and (iv) Setting policy including approving any additions or amendments to the Policy.

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Proprietary and Confidential	Amended January 2016

APPENDIX B

FRM

Proxy Voting Committee Charter

1. PURPOSE

In order to fulfil its responsibilities under Man’s Global Proxy Voting Policy (the “Policy”) to monitor proxy voting practices, Man has charged the FRM Proxy Voting Committee with the responsibilities described in this Charter other than in relation to FRM proxy voting practices.

2. MEMBERSHIP

The membership of the Proxy Voting Committee is as follows:

Voting Members

•	Committee Chairperson, Head of US Operations, Colin Bettison
•	Head of Operations, David Barber
•	Member(s) of Portfolio Management Staff (other Portfolio Management Staff members may serve on the Committee from time to time) o Jens Foehrenbach

o Michelle McCloskey

Non-Voting Members

•	Deputy Chief Compliance Officer (NY) – Lee Binks
•	Head of FRM Middle Office – Adrian Omar
•	Head of Investment Administration – Jake Wainwright
•	Senior Controller and RIC CFO - Linzie Steinbach

Membership and Designees

The Chairperson and members of the FRM Proxy Voting Committee are appointed to serve on the Committee.

To the extent deemed necessary, a Committee member who is unable to attend a Committee meeting should appoint a designee to attend such meeting in such member’s stead. For any such meeting, each such designee shall have the voting (if any) and other rights of the designating member.

3. MEETINGS

Frequency:

The FRM Proxy Voting Committee will generally meet on an as-needed basis when actual or potential material conflicts of interest are identified, a vote that deviates from the Policy is contemplated, and to review proxies voted during the previous quarter. The Chairperson, as required, may call special meetings.

FRM Proxy Voting Committee meetings may be held in person, by telephone or video conference, or any combination of these. In such circumstances as may be determined by the Chairperson, the FRM Proxy Voting Committee may also take action via electronic mail in lieu of a meeting.

Quorum and Actions:

The attendance at a meeting of at least one member from each of the Head of US Operations, Head of Operations and Portfolio Management Staff shall constitute a quorum.

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Proprietary and Confidential	Amended January 2016

Actions of the FRM Proxy Voting Committee must be approved by a majority of voting members of such quorum.

Reporting and Meeting Minutes:

Minutes of the FRM Proxy Voting Committee will be prepared and approved by the FRM Proxy Voting Committee.

Approved minutes will be distributed to certain Man personnel for information purposes.

4. RESPONSIBILITIES

The responsibilities of the FRM Proxy Voting Committee will include, but are not limited to, the following:

(i)	Resolving any proxy voting issues;
(ii)	Identifying actual and potential material conflicts of interest and maintaining the Proxy Watch List, as applicable;
(iii)	If deemed necessary, making proxy voting decisions where a material conflict of interest may exist; and
(iv)	Setting policy including approving any additions or amendments to the Policy.

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Proprietary and Confidential	Amended January 2016

Exhibit R

PROXY VOTING POLICIES AND GUIDELINES

APPLICABLE RULES, REGULATIONS & OTHER SOURCES:	● Rule 206(4)-6 under the Investment Advisers Act ● Rule 204-2 under the Investment Advisers Act ● Form N-1A, Item 12
RISK ADDRESSED:	Proxies with respect to securities held in Client Accounts are not voted in the best interest of the clients by OFI.
APPLIES TO:	● All OFI Advisers ● All Client Accounts
DEPARTMENTS IMPACTED:	● Proxy Voting Committee ● Investment Teams ● Investment Operations
LAST UPDATED:	January 2017
APPROVED BY:	● NY Board: March 2017 ● Denver Board: February 2017 ● Business: January 2017

GLOSSARY

Overview. Rule 206(4)-6 under the Investment Advisers Act requires an investment adviser that exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. These Proxy Voting Policies and Guidelines (the “Policies and Guidelines”) set forth the prudent and diligent manner in which OFI votes proxies for Clients (as defined below).

A.	Accounts for which OFI has Proxy Voting Responsibility

Funds. Each Board of the Funds has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Guidelines, subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for funds registered with the SEC and not overseen by the Boards (the “Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate that a vote shall be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.

Other Accounts. OFI also serves as an investment adviser for separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans (the “Other Accounts” and, together with the Funds and Sub-Advised Funds, the “Clients”). Generally, pursuant to contractual arrangements between OFI and each such Other Account, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Accounts.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

In the case of Clients that are deemed to constitute the assets of an employee benefit plan subject to ERISA, and entities subject to Section 4975 of the IRC (the “Plans”), OFI shall vote proxies unless the named fiduciary for the Plan has reserved the authority for itself or for an outside party.

B.	Proxy Voting Committee

OFI’s Proxy Voting Committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and Clients, if applicable, meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Clients, and, when applicable, their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Clients and in accordance with these Policies and Guidelines, subject to the contrary direction of the respective advisers of the Sub-Advised Funds or instructions of the Other Accounts. If a portfolio manager requests that OFI vote in a manner inconsistent with the Guidelines, the portfolio manager must submit his/her rationale for voting in this manner to the Committee. The Committee will review the portfolio manager’s rationale to determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders).

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote is decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Clients.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

From time to time, a Client may be asked to enter into an arrangement, in the context of a corporate action (e.g., a corporate reorganization), whereby the Client becomes contractually obligated to vote in a particular manner with respect to certain agenda items at future shareholders’ meetings. To the extent practicable, portfolio managers must notify the Committee of these proposed arrangements prior to contractually committing a Client to vote in a set manner with respect to future agenda items. The Committee will review these arrangements to determine that such arrangements are in the best interests of the Clients (and, if applicable, their shareholders), and the Committee may ask a portfolio manager to present his/her rationale in support of their proposed course of action.

2.	Proxy Voting Agent

OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ and Sub-Advised Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC as required by Rule 30b1-4 under the Investment Company Act.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Client (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates, on the other, including, but not limited to, the following relationships:

●	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

●	a company that is a significant selling agent of OFI’s products and services solicits proxies;
●	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or
●	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Client, and, if applicable, its shareholders:

●	If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines. If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines, or if the Guidelines provide discretion to OFI on how to vote (i.e., on a case-by-case basis), OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent.
●	With respect to proposals of a company on the Conflicts List where a portfolio manager has requested that OFI vote (i) in a manner inconsistent with the Guidelines, or (ii) if the proposal is not specifically addressed in the Guidelines, in a manner inconsistent with the proxy voting agent’s general recommended guidelines, the Committee may determine that such a request is in the best interests of the Client (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Committee’s knowledge, whether OFI has been contacted or influenced by the company in connection with the proposal.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

If none of the previous procedures provides an appropriate voting recommendation, the Committee may: (i) determine how to vote on the proposal; (ii) recommend that OFI retain an independent fiduciary to advise OFI on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Clients are subject to these Policies and Guidelines. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Clients, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

Certain Clients may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Client) unless the loan is recalled in advance of the record date. If a Client participates in a securities lending program, OFI will attempt to recall the Client’s portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Client’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain Funds are structured as funds of funds and invest their assets primarily in other underlying Funds (the “Fund of Funds”). Accordingly, the Fund of Funds is a shareholder in the underlying Funds and may be requested to vote on a matter pertaining to those underlying Funds. With respect to any such matter the Fund of Funds shall vote its shares on each matter submitted to shareholders of the underlying Funds for a vote in accordance with the recommendation of the Board of the underlying Fund, except as otherwise determined by the Board of the Fund of Funds. A Fund of Funds may also invest in funds that are not affiliated with the Fund of Funds. When the unaffiliated underlying fund has a shareholder meeting and the Fund of Fund’s ownership in the unaffiliated underlying fund exceeds the limits set forth in Section 12(d)(1)(A) (ii) and (iii) of the Investment Company Act, the Fund of Funds will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the unaffiliated underlying fund.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

D.	Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to each Board describing:

●	any issues arising under these Policies and Guidelines since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Guidelines; and
●	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Guidelines and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards with a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Guidelines, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act and the Investment Advisers Act with respect to OFI’s voting of portfolio proxies, including, but not limited to:

●	these Policies and Guidelines, as amended from time to time;
●	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;
●	records of written client requests for proxy voting information and any written responses of OFI to such requests; and
●	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

E.	Amendments to these Policies and Guidelines

In addition to the Committee’s responsibilities as set forth in its Charter, the Committee shall periodically review and update these Policies and Guidelines as necessary. Any amendments to these Policies and Guidelines shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by OFI and the Boards are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

Appendix A

PORTFOLIO PROXY VOTING GUIDELINES

(updated: January 2017)

1.0	OPERATIONAL ITEMS

1.1.1	Amend Quorum Requirements.
●	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
●	Generally vote AGAINST proposals to establish two different quorum levels, unless there are compelling reasons to support the proposal.

1.1.2	Amend Articles of Incorporation/Association or Bylaws
●	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.
●	Vote FOR bylaw/charter changes if:
○	shareholder rights are protected;
○	there is a negligible or positive impact on shareholder value;
○	management provides sufficiently valid reasons for the amendments; and/or
○	the company is required to do so by law (if applicable); and
○	they are of a housekeeping nature (updates or corrections).

1.1.3	Change Company Name.
●	Vote WITH Management.

1.1.4	Change Date, Time, or Location of Annual Meeting.
●	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
●	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5	Transact Other Business.
●	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6	Change in Company Fiscal Term
●	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

●	Vote AGAINST if a company’s motivation for the change is to postpone its annual general meeting.

1.1.7	Adjourn Meeting
●	Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting, unless there are compelling reasons to support the proposal.

AUDITORS

1.2	Ratifying Auditors
●	Vote FOR Proposals to ratify auditors, unless any of the following apply:
○	an auditor has a financial interest in or association with the company, and is therefore not independent;
○	fees for non-audit services are excessive;
○	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
○	poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.
●	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
●	Vote AGAINST shareholder proposals asking for audit firm rotation.
●	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
●	Vote AGAINST proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.
●	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees
●	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
○	composition of the board and key board committees;

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

○	attendance at board meetings;
○	corporate governance provisions and takeover activity;
○	long-term company performance relative to a market index;
○	directors’ investment in the company;
○	whether the chairman is also serving as CEO; o whether a retired CEO sits on the board.
○	whether the company or director is targeted in connection with public "vote no" campaigns.
●	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot).

These instances include directors who:

○	attend less than 75% of the board and committee meetings without a valid excuse;
○	implement or renew a dead-hand or modified dead-hand poison pill;
○	failed to adequately respond to a majority supported shareholder proposal;
○	failed to act on takeover offers where the majority of the shareholders tendered their shares;
○	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;
○	are audit committee members and any of the following has become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
●	the non-audit fees paid to the auditor are excessive;
●	a material weakness is identified in the Section 404 SarbanesOxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;
●	there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
●	the company receives an adverse opinion on the company’s financial statements from its auditors.
○	are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

●	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;
●	the company re-prices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
●	the company fails to submit one-time transfers of stock options to a shareholder vote;
●	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;
●	the company has inappropriately backdated options; or
●	the company has egregious compensation practices including, but not limited to, the following:
▪	egregious employment contracts;
▪	excessive perks/tax reimbursements;
▪	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
▪	egregious pension/supplemental executive retirement plan

(SERP) payouts;

▪	new CEO with overly generous new hire package;
▪	excessive severance and/or change in control provisions; or
▪	dividends or dividend equivalents paid on unvested performance shares or units.
○	enacted egregious corporate governance policies, are responsible for material failures of governance or risk oversight at the company, or failed to replace management as appropriate;
○	are inside directors or affiliated outside directors; and the full board is less than majority independent;
○	are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;
○	serve on more than five public company boards. (The term “public company” excludes an investment company.)
●	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

●	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):
○	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or
○	if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;
●	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size
●	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
●	Vote FOR proposals seeking to fix the board size or designate a range for the board size.
●	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board
●	Vote AGAINST proposals to classify the board.
●	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4	Cumulative Voting
●	Vote FOR proposal to eliminate cumulative voting.
●	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5	Establishment of Board Committees

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

●	Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company's governance structure.

2.6	Require Majority Vote for Approval of Directors

●	OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7	Director and Officer Indemnification and Liability Protection
●	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
●	Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.
●	Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.
●	Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.
●	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
○	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

○	only if the director’s legal expenses would be covered.

2.8	Establish/Amend Nominee Qualifications
●	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
●	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
●	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9	Filling Vacancies/Removal of Directors.
●	Vote AGAINST proposals that provide that directors may be removed only for cause.
●	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
●	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
●	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10	Independent Chairman (Separate Chairman/CEO)
●	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.

This should include all of the following:

○	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
○	two-thirds independent board; o all-independent key committees; o established governance guidelines;
○	the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);
○	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:
●	egregious compensation practices;
●	multiple related-party transactions or other issues putting director independence at risk;

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●	corporate and/or management scandal;
●	excessive problematic corporate governance provisions; or
●	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11	Majority of Independent Directors/Establishment of Committees
●	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.
●	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees are composed exclusively of independent directors if they currently do not meet that standard.
●	For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:
○	the applicable listing standards determination of such director’s independence;
○	any operating ties to the firm; and
○	if there are any other conflicting relationships or related party transactions.
●	A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:
○	the terms of the agreement;
○	the duration of the standstill provision in the agreement;
○	the limitations and requirements of actions that are agreed upon;
○	if the dissident director nominee(s) is subject to the standstill; and
○	if there are any conflicting relationships or related party transactions.

2.12	Require More Nominees than Open Seats
●	Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

2.13	Open Access

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●	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.14	Stock Ownership Requirements
●	Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.
●	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:
●	actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.
●	problematic pay practices, current and past.

2.15	Age or Term Limits
●	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections
●	Votes in a contested election of directors must be evaluated on a CASE-BYCASE basis considering the following factors:
○	long-term financial performance of the target company relative to its industry;
○	management’s track record; o background to the proxy contest;
○	qualifications of director nominees (both slates);
○	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and o stock ownership position.

3.2	Reimbursing Proxy Solicitation Expenses

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●	Voting to reimburse proxy solicitation expenses should be analyzed on a CASEBY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting and Vote Tabulation
●	Vote on a CASE-BY-CASE basis on shareholder proposals regarding proxy voting mechanics including, but not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote counting methodology. The factors considered, as applicable to the proposal, may include:
○	The scope and structure of the proposal;
○	The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;
○	The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
○	Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
○	Any recent controversies or concerns related to the company's proxy voting mechanics;
○	Any unintended consequences resulting from implementation of the proposal; and o Any other factors that may be relevant.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.
●	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent
●	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

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●	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills
●	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
●	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
●	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
●	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:
○	20% or higher flip-in or flip-over; o two to three-year sunset provision;
○	no dead-hand, slow-hand, no-hand or similar features;
○	shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;
○	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;
○	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:
●	the trigger (NOL pills generally have a trigger slightly below 5%);
●	the value of the NOLs;
●	the term;
●	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
●	other factors that may be applicable.

4.4	Net Operating Loss (NOL) Protective Amendments
●	OFI will evaluate amendments to the company's NOL using the same criteria as a NOL pill.

4.5	Shareholder Ability to Act by Written Consent
●	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

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●	Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company’s specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a CASE-BY-CASE basis.

4.6	Shareholder Ability to Call Special Meetings
●	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
●	Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7	Establish Shareholder Advisory Committee
●	Vote on a CASE-BY-CASE basis.

4.8	Supermajority Vote Requirements
●	Vote AGAINST proposals to require a supermajority shareholder vote.
●	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0	Mergers and Corporate Restructurings

5.1	Appraisal Rights
●	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases
●	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
o	purchzase price; o fairness opinion;
o	financial and strategic benefits; o how the deal was negotiated; o conflicts of interest; o other alternatives for the business; and o non-completion risk.

5.3	Asset Sales
●	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

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○	impact on the balance sheet/working capital;
○	potential elimination of diseconomies;
○	anticipated financial and operating benefits;
○	anticipated use of funds;
○	value received for the asset;
○	fairness opinion;
○	how the deal was negotiated; and
○	conflicts of interest.

5.4	Bundled Proposals
●	Vote on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities
●	Votes on proposals regarding conversion of securities are determined on a CASEBY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.
●	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
●	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
○	dilution to existing shareholders’ position;
○	terms of the offer;
○	financial issues;
○	management’s efforts to pursue other alternatives;
○	control issues; and
○	conflicts of interest.

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●	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company
●	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following: o the reasons for the change;
○	any financial or tax benefits;
○	regulatory benefits;
○	increases in capital structure; and
○	changes to the articles of incorporation or bylaws of the company.
●	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
○	increases in common or preferred stock in excess of the allowable maximum as calculated by the Institutional Shareholder Services, Inc. (“ISS”) Capital Structure Model; and/or

○	adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions
●	Vote on going private transaction on a CASE-BY-CASE basis, taking into account the following:
○	offer price/premium;
○	fairness opinion;
○	how the deal was negotiated;
○	conflicts of interests;
○	other alternatives/offers considered; and
○	non-completion risk.
●	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
○	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
○	cash-out value;
○	whether the interests of continuing and cashed-out shareholders are balanced; and
○	the market reaction to public announcement of the transaction.

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5.9	Joint Venture
●	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
○	percentage of assets/business contributed;
○	percentage of ownership;
○	financial and strategic benefits;
○	governance structure;
○	conflicts of interest;
○	other alternatives; and
○	non-completion risk.

5.10	Liquidations
●	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
●	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
●	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
○	prospects of the combined company anticipated financial and operating benefits;
○	offer price (premium or discount);
○	fairness opinion;
○	how the deal was negotiated;
○	changes in corporate governance;
○	changes in the capital structure; and
○	conflicts of interest.

5.12	Private Placements/Warrants/Convertible Debenture
●	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
○	dilution to existing shareholders’ position;
○	terms of the offer;
○	financial issues;
○	management’s efforts to pursue other alternatives;

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○	control issues; and
○	conflicts of interest.
●	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13	Spinoffs
●	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
○	tax and regulatory advantages;
○	planned use of the sale proceeds;
○	valuation of spinoff;
○	fairness opinion;
○	benefits to the parent company;
○	conflicts of interest;
○	managerial incentives;
○	corporate governance changes; and
○	changes in the capital structure.

5.14	Value Maximization Proposals
●	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control
●	Review CASE-BY-CASE, with consideration given to ISS “transfer-of-wealth” analysis. (See section 8.2).

5.16	Special Purpose Acquisition Corporations (SPACs)
●	Votes on mergers and acquisitions involving SPAC will be voted on a CASE-BYCASE using a model developed by ISS which takes in consideration:
○	valuation;
○	market reaction;
○	deal timing;

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○	negotiations and process;
○	conflicts of interest;
○	voting agreements; and
○	governance.

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions
●	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
●	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
●	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions
●	Vote FOR proposals to opt out of control share cash-out statutes.

6.3	Disgorgement Provisions
●	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions
●	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
●	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions
●	Vote FOR proposals to opt out of state freeze-out provisions.

6.6	Greenmail
●	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
●	Vote on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

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6.7	Reincorporation Proposals
●	Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
●	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions
●	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes
●	Vote on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock
●	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization
●	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS which considers the following factors:
○	specific reasons/rationale for the proposed increase;
○	the dilutive impact of the request as determined through an allowable cap generated by ISS’ quantitative model;
○	the board’s governance structure and practices; and
○	risks to shareholders of not approving the request.
●	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

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7.3	Dual-Class Stock
●	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
●	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
○	it is intended for financing purposes with minimal or no dilution to current shareholders; and
○	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4	Issue Stock for Use with Rights Plan
●	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5	Preemptive Rights
●	Vote on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock
●	OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is "blank check" (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or "declawed" (preferred stock that cannot be used as takeover defense).

7.7	Recapitalization
●	Vote CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
○	more simplified capital structure;
○	enhanced liquidity;
○	fairness of conversion terms;
○	impact on voting power and dividends;
○	reasons for the reclassification;
○	conflicts of interest; and
○	other alternatives considered.

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7.8	Reverse Stock Splits
●	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
●	Vote FOR management proposals to implement a reverse stock split to avoid delisting.
●	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.9	Share Purchase Programs
●	Vote CASE-BY-CASE on management proposals to institute open-market share repurchase plans, taking into consideration, but not limited to, the following factors:
○	whether all shareholders may participate on equal terms;
○	the volume of shares to be repurchased and/or held in treasury;
○	the duravtion of the authority;
○	whether the repurchase may be used for anti-takeover purposes;
○	past use of repurchased shares; and
○	pricing provisions and other safeguards

*	The above factors will take into account market best practices and apply those standards deemed acceptable in the market.

7.10	Stock Distributions: Splits and Dividends
●	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.11	Tracking Stock
●	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

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8.1	Equity-based Compensation Plans
●	Vote compensation proposals on a CASE-BY-CASE basis.
●	OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.
●	In certain cases, vote AGAINST equity proposal and compensation committee members taking into consideration whether:
○	the total cost of the company’s equity plans is unreasonable;
○	the plan expressly permits the re-pricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
○	the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;
○	the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
○	the plan is a vehicle for poor pay practices.
●	For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2	Director Compensation
●	Vote CASE-BY-CASE on stock plans or non-cash compensation plans for nonemployee directors, based on the cost of the plans against the company’s allowable cap; the company’s three year burn rate relative to its industry/market cap peers; and the presence of any egregious plan features.. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.
●	Vote CASE-BY-CASE on the plan, taking into consideration the following qualitative factors disclosed in the proxy statement:
○	the relative magnitude of director compensation as compared to companies of a similar profile;
○	the presence of problematic pay practices relating to director compensation;

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○	director stock ownership guidelines and holding requirements;
○	equity award vesting schedules:
●	a minimum vesting of three years for stock options or restricted stock; or
●	deferred stock payable at the end of a three-year deferral period;
○	mix between cash and equity--based compensation
○	meaningful limits on director compensation;
○	the availability of retirement/benefits or perquisites; and
○	the quality of detailed disclosure surrounding director compensation.

8.3	Bonus for Retiring Director
●	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan
●	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash
●	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

●	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
●	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	Pre-Arranged Trading Plans (10b5-1 Plans)
●	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

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○	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
○	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
○	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
○	an executive may not trade in company stock outside the 10b5-1 Plan; and
○	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7	Management Proposals Seeking Approval to Reprice Options
●	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
○	historic trading patterns; o rationale for the repricing; o value-for-value exchange; o option vesting; o term of the option; o exercise price; o participation; and
○	market best practices

Transfer Stock Option (TSO) Programs

Vote FOR if One-time Transfers:

●	executive officers and non-employee directors are excluded from participating;
●	stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models;
●	there is a two-year minimum holding period for sale proceeds.
●	Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

8.8	Employee Stock Purchase Plans

Qualified Plans

●	Votes on employee stock purchase plans should be determined on a CASE-BYCASE basis.
●	Votes FOR employee stock purchase plans where all of the following apply:

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○	purchase price is at least 85% of fair market value;
○	offering period is 27 months or less; and
○	the number of shares allocated to the plan is 10% or less of the outstanding shares.
●	Votes AGAINST employee stock purchase plans where any of the following apply:
○	purchase price is not at least 85% of fair market value;
○	offering period is greater than 27 months; and
○	the number of shares allocated to the plan is more than 10% of the outstanding shares.

Non-Qualified Plans

●	Vote FOR nonqualified employee stock purchase plans with all the following features:

○	broad-based participation;
○	limits on employee contribution;
○	company matching contribution up to 25 percent;
○	no discount on the stock price on the date of purchase.

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
●	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
●	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
●	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
●	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
●	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’s definition of director independence.

8.10	Employee Stock Ownership Plans (ESOPs)

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

●	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
●	Vote on a CASE-BY-CASE basis.

8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal
●	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
○	Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:
▪	There is a misalignment between CEO pay and company performance (pay for performance);
▪	The company maintains problematic pay practices;
▪	The board exhibits poor communication and responsiveness to shareholders.
○	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
▪	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);
▪	Evaluation of peer group benchmarking used to set target pay or award opportunities; and
▪	Balance of performance-based versus non-performance-based pay.
●	Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")
○	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

8.13	401(k) Employee Benefit Plans
●	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14	Shareholder Proposals Regarding Executive and Director Pay
●	Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

●	Generally vote FOR shareholder proposals seeking disclosure regarding the company's, board's, or committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.
●	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
●	Vote FOR shareholder proposals to put option repricings to a shareholder vote.
●	Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15	Performance-Based Stock Options
●	Generally vote FOR shareholder proposals advocating the use of performancebased stock options (indexed, premium-priced, and performance-vested options), unless:
○	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or
○	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16	Pay-for-Performance
●	Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:
○	What aspects of the company's short-term and long-term incentive programs are performance-driven?
○	Can shareholders assess the correlation between pay and performance based on the company's disclosure?
○	What type of industry does the company belong to?
○	Which stage of the business cycle does the company belong to?

8.17	Pay-for-Superior-Performance Standard
●	Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company's executive compensation plan for senior executives.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

8.18	Golden Parachutes and Executive Severance Agreements
●	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
●	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
○	the parachute should be less attractive than an ongoing employment opportunity with the firm;
○	the triggering mechanism should be beyond the control of management;
○	the amount should not exceed three times base salary plus guaranteed benefits; and
○	change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
●	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

○	If presented as a separate voting item, OFI will apply the same policy as above.
○	In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management say on pay"), OFI will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

8.19	Pension Plan Income Accounting
●	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20	Supplemental Executive Retirement Plans (SERPs)
●	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.
●	Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

8.21	Claw-back of Payments under Restatements
●	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
○	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;
○	the nature of the proposal where financial restatement is due to fraud;
○	whether or not the company has had material financial problems resulting in chronic restatements; and/or
○	the adoption of a robust and formal bonus/equity recoupment policy.
●	If a company's bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.
●	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22	Tax Gross-Up Proposals
●	Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

8.23	Bonus Banking/Bonus Banking “Plus”
●	Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned, taking into account the company’s past practices regarding equity and cash compensation, whether the company has a holding period or stock ownership requirements in place, and whether the company has a rigorous claw-back policy in place.

8.24	Golden Coffins/Executive Death Benefits
●	Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

8.25	Eliminate Accelerated Vesting of Unvested Equity
●	Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity wards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

●	OFI will only vote “FOR” a proposal that would clearly:
○	have a discernable positive impact on short-term or long-term share value; or
○	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:
●	prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;
●	reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

●	what percentage of sales, assets and earnings will be affected;
●	the degree to which the company's stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

●	whether the issues presented should be dealt with through government or company-specific action;
●	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
●	whether the company's analysis and voting recommendation to shareholders is persuasive;
●	what other companies have done in response to the issue;
●	whether the proposal itself is well framed and reasonable;
●	whether implementation of the proposal would achieve the objectives sought in the proposal;
●	whether the subject of the proposal is best left to the discretion of the board;
●	whether the requested information is available to shareholders either from the company or from a publicly available source; and
●	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. The general guidelines shall be applied to the greatest extent possible in non-US markets, taking into account best market practice, with the overall goal of maximizing the primary principles of board accountability and independence and protection of shareholder rights. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

Companies in several non-US markets routinely disclose shareholder vote results. In cases where a management proposal receives a significant level of opposition, OFI will evaluate how the company has responded to that opposition and may vote AGAINST future relevant resolutions in certain circumstances where OFI determines the company has not adequately addressed the concerns or responded to the shareholder opposition.

1.0	OPERATIONAL ITEMS
1.1.1	Routine Items
●	Vote FOR proposals to Open Meeting, Close Meeting, Allow Questions, Elect Chairman of Meeting, Prepare and Approve List of Shareholders, Acknowledge Proper Convening of Meeting, and other routine procedural proposals.

1.1.2	Financial Results/Director and Auditor Reports
●	Vote FOR approval of financial statements and director and auditor reports, unless:
○	there are material concerns about the financials presented or audit procedures used;
○	the company is not responsive to shareholder questions about specific items that should be publicly disclosed;
○	other significant corporate governance concerns exist at the company.

1.1.3	Allocation of Income and Dividends
●	Vote FOR approval of allocation of income and distribution of dividends, unless:
○	the dividend payout ratio has been consistently below 30% without an adequate explanation; or
○	the payout ratio is excessive given the company’s financial position.

1.1.4	Stock (Scrip) Dividend Alternative

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

●	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.
●	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.5	Lower Disclosure Threshold for Stock Ownership
●	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

1.1.6	Controlling Shareholder / Personal Interest
●	Generally vote AGAINST proposals requesting shareholders to indicate whether they are a controlling shareholder, as defined by statute, or possess a personal interest in any resolutions on the agenda, unless such an affiliation or interest has been identified.

1.1.7	Designate Independent Proxy
●	Generally vote FOR proposals to designate an independent proxy unless compelling reasons exist to oppose.

AUDITORS

1.2	Appointment of Internal Statutory Auditors
●	Vote FOR the appointment and reelection of statutory auditors, unless:
○	there are serious concerns about the statutory reports presented or the audit procedures used;
○	questions exist concerning any of the statutory auditors being appointed; or
○	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.3	Remuneration of Auditors
●	Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.4	Indemnification of Auditors
●	Vote AGAINST proposals to indemnify auditors.

1.5	Remuneration of Internal Statutory Auditors

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

●	Generally vote FOR proposals to fix the remuneration of internal statutory auditors, taking into consideration the proposed remuneration relative to peers, justifications for any proposed increase, and the presence of any concerns with regard to statutory reports or audit procedures used.

2.0	THE BOARD OF DIRECTORS

2.1	Discharge of Board and Management
●	Vote FOR discharge from responsibility of the board and management, unless:
○	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or
○	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

2.2	Voting on Director Nominees
●	Vote on director nominees should be made on a CASE-BY-CASE basis, taking into account company practices, corporate governance codes, disclosure, and best practices, examining factors such as:
○	Composition of the board and key board committees;
○	Long-term company performance relative to a market index;
○	Corporate governance provisions and takeover activity; and
○	Company practices and corporate governance codes.

●	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). Such instances generally fall into the following categories:
○	The board fails to meet minimum corporate governance standards;
○	Adequate disclosure has not been provided in a timely manner;
○	There are clear concerns over questionable finances or restatements;
○	There have been questionable transactions with conflicts of interest;
○	There are any records of abuses against minority shareholder interests;
○	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;
○	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
○	Failure to replace management as appropriate; or
○	Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

3.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

3.1	Poison Pills
●	Votes on poison pills or shareholder rights plans, are determined on a CASE-BYCASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:
○	to give the board more time to find an alternative value enhancing transaction; and
○	to ensure the equal treatment of shareholders.
●	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:
○	determine whether actions by shareholders constitute a change in control;
○	amend material provisions without shareholder approval;
○	interpret other provisions;
○	redeem the plan without a shareholder vote; or
○	prevent a bid from going to shareholders.
●	Vote AGAINST plans that have any of the following characteristics:
○	unacceptable key definitions;
○	flip-over provision;
○	permitted bid period greater than 60 days;
○	maximum triggering threshold set at less than 20% of outstanding shares;
○	does not permit partial bids;
○	bidder must frequently update holdings;
○	requirement for a shareholder meeting to approve a bid; or
○	requirement that the bidder provide evidence of financing.
●	In addition to the above, a plan must include:
○	an exemption for a “permitted lock up agreement”;
○	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and
○	exclude reference to voting agreements among shareholders.

3.2	Renew Partial Takeover Provision
●	Vote FOR proposals to renew partial takeover provision.

3.3	Depositary Receipts and Priority Shares
●	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.
●	Vote AGAINST the introduction of priority shares.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

3.4	Issuance of Free Warrants
●	Vote AGAINST the issuance of free warrants.

3.5	Defensive Use of Share Issuances
●	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

4.0	MERGERS AND CORPORATE RESTRUCTURINGS

4.1	Mandatory Takeover Bid Waivers
●	Vote proposals to waive mandatory takeover bid requirements on a CASE-BYCASE basis.

4.2	Related-Party Transactions
●	In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

4.3	Expansion of Business Activities
●	Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

4.4	Independent Appraisals
●	Generally vote FOR proposals to appoint independent appraisal firms and approve associated appraisal reports, unless there are compelling reasons to oppose the proposal.

5.0	CAPITAL STRUCTURE

5.1	Pledge of Assets for Debt
●	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

5.2	Increase in Authorized Capital
●	Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization, unless the increase would leave the company with less than 30% of its new authorization outstanding.
●	Vote FOR specific proposals to increase authorized capital to any amount, unless:
○	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or
○	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
●	Vote AGAINST proposals to adopt unlimited capital authorization.

5.3	Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

●	Vote FOR issuance requests with preemptive rights to a maximum of 100%* over currently issued capital.
●	Vote FOR issuance requests without preemptive rights to a maximum of 20%* of currently issued capital.
●	The potential use of issuances for antitakeover purposes will be evaluated on a case-by-case basis.

* In the absence of a best practice recommendation on volume of shares to be issued, apply the above guidelines. In markets where the best practice recommends, or where company practice necessitates it (e.g. France, UK, and Hong Kong), the stricter guideline(s) will be applied.

5.4	Reduction of Capital
●	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:
○	reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.
○	Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

●	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

5.5	Convertible Debt Issuance Requests
●	Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

5.6	Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debtto-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to100% is considered acceptable.

●	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.
●	Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

5.7	Reissuance of Shares Repurchased
●	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

5.8	Capitalization of Reserves for Bonus Issues/Increase in Par Value
●	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

5.9	Control and Profit Agreements/Affiliation Agreements with Subsidiaries
●	Vote FOR management proposals to approve parent-subsidiary affiliation agreements including, but not limited to control and profit transfer agreements, unless there are compelling reasons to oppose the proposal.

5.10	Acceptance of Deposits
●	Generally vote AGAINST proposals to accept deposits from shareholders and/or the public, taking into consideration the terms or conditions of the deposit as well as the company's rationale for additional funding.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

6.0	EXECUTIVE AND DIRECTOR COMPENSATION

6.1	Director Remuneration
●	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.
●	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
●	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
●	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

6.2	Retirement Bonuses for Directors and Statutory Auditors
●	Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.
●	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

6.2	Executive Remuneration Report or Policy
●	Vote AGAINST such proposals in cases where:
○	The company does not provide shareholders with clear, comprehensive compensation disclosures;
○	The company does not maintain an appropriate pay-for-performance alignment and there is not an emphasis on long-term shareholder value;
○	The arrangement creates the risk of a “pay for failure” scenario;
○	The company does not maintain an independent and effective compensation committee;
○	The company provides inappropriate pay to non-executive directors; or
○	The company maintains other problematic pay practices.

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This policy is proprietary and may not be distributed to, or shared with, any third parties, unless required by applicable law or approved by the OFI Compliance Department. Please direct all questions regarding OFI policies and procedures to the OFI Compliance Department at ML-Policy and Procedure.

Exhibit S

PARAMETRIC PORTFOLIO ASSOCIATES LLC

Proxy Voting Policies and Procedures

Last Updated	February 1, 2018
Applicable Regulatory Requirement	Rule 206(4)-6 under the Investment Advisers Act
Related Policies	N/A
Business Group Owners	Operations Proxy Voting Committee Corporate Governance Committee

Policy

Parametric Portfolio Associates LLC (“Parametric”) has adopted and implemented these policies and procedures which it believes are reasonably designed to ensure that proxies are voted in the best interests of clients, in accordance with its fiduciary obligations and applicable regulatory requirements. When it has been delegated the responsibility to vote proxies on behalf a client, Parametric will generally vote them in accordance with its Proxy Voting Guidelines, attached hereto as Exhibit A. The Proxy Voting Guidelines are set and annually reviewed by the firm’s Corporate Governance Committee. Parametric will consider potential conflicts of interest when voting proxies and disclose material conflicts to clients. Parametric will promptly provide these policies and procedures, as well as proxy voting records, to its clients upon request. As required, Parametric will retain appropriate proxy voting books and records. In the event that Parametric engages a third party service provider to administer and vote proxies or provide other proxy voting services on behalf a client, it will evaluate the service provider’s conflicts of interest procedures and confirm its abilities to vote proxies in the client’s best interest.

Regulatory Requirements

Rule 206(4)-6 under the Investment Advisers Act requires that an investment adviser that exercises voting authority over client proxies to adopt and implement policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of the client. The rule specifically requires that the policies and procedures describe how the adviser addresses material conflicts of interest with respect to proxy voting. The rule also requires an adviser to disclose to its clients information about those policies and procedures, and how the client may obtain information on how the adviser has voted the client’s proxies. In addition, Rule 204-2 under the Act requires an adviser to retain certain records related to proxy voting.

Responsibility

The Manager, Investment Operations (the “Manager”) is responsible for the day-to-day administration of the firm’s proxy voting practices. One or more Operations personnel (each a “Proxy Voting Coordinator”) are responsible for ensuring proxy ballots are received and voted in accordance with the firm’s Proxy Voting Guidelines. The Director of Responsible Investing is responsible for providing guidance with regard to the Proxy Voting Guidelines. The Proxy Voting Committee is responsible for monitoring Parametric’s proxy voting practices and evaluating any service providers engaged to vote proxies on behalf of clients. The Corporate Governance Committee is responsible for setting and annually reviewing the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines. The Compliance Department is responsible for annually reviewing these policies and procedures to verify that they are adequate, appropriate and effective.

Proprietary and Confidential

Procedures

Parametric has adopted and implemented procedures to ensure the firm’s proxy voting policies are observed, executed properly and amended or updated, as appropriate. The procedures are summarized as follows:

New Accounts

•	Parametric is generally delegated the responsibility to vote proxies on behalf of clients. (The Minneapolis and Westport Investment Centers, which manage overlay and options-based strategies, generally do not vote proxies on behalf of their clients but may be required to do so, from time to time.) This responsibility is typically established in the investment advisory agreement between the client and Parametric. If not set forth in the advisory agreement, Parametric will assume the responsibility to vote proxies on the client’s behalf unless it has received written instruction from the client not to.

•	When a new client account is established, Parametric will instruct the client’s custodian to forward all proxy materials to Broadridge Financial Solutions (Broadridge) or Institutional Shareholder Services (ISS), proxy voting service providers engaged by Parametric to administer proxy voting.

•	On a monthly basis, Operations performs a reconciliation to ensure that Broadridge or ISS are receiving proxies for all client accounts for which Parametric is responsible for voting client proxies.

Proxy Voting Administration – Seattle Investment Center

•	Parametric’s proxy voting is administered on a daily basis by the Proxy Voting Coordinator, who is a member of Parametric’s Operations Department. The Coordinator is responsible for ensuring proxies are voted in accordance with Parametric’s Proxy Voting Guidelines or other specified guidelines set and provided by a client.

•	The Director of Responsible Investing will actively review research and guidance issued by third party proxy voting analysts regarding proxy voting issues relevant to Parametric’s clients and monitor upcoming shareholder meetings and votes. The Director will provide guidance to the Manager and Proxy Voting Coordinators with regard to the Proxy Voting Guidelines and how they apply to proxy ballots. The Director will ensure that rationale for votes cast is properly documented and reviewed by other Committee members, as warranted.

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•	Parametric utilizes the Broadridge ProxyEdge and ISS ProxyExchange tools to manage, track, reconcile and report proxy voting. Parametric relies on these applications to ensure that all proxies are received and voted in timely manner.

•	In the unlikely event that a ballot proposal is not addressed by the Proxy Voting Guidelines, the Proxy Voting Coordinator will consult with the Manager to confirm that the Proxy Voting Guidelines do not address the proxy issue. If confirmed, the Manager will refer the proposal to the Proxy Voting Committee for their consideration. The Proxy Voting Committee may review research and guidance issued by third party proxy voting service providers when making a vote determination. A vote determination must be approved in writing by not less than two Committee members before Operations may vote the ballot item. The rationale for making the determination will be documented by the Committee.

•	The Proxy Voting Coordinator may abstain from voting a proxy on behalf of a client account if the economic effect on shareholders’ interests or the value of the holding is indeterminable or insignificant (e.g., the security is no longer held in the client portfolio) or if the cost of voting the proxy outweighs the potential benefit (e.g., international proxies which share blocking practices may impose trading restrictions).

•	A secondary review of proxy votes submitted by the Proxy Voting Coordinator is performed by the Manager or his/her delegate on a regular basis, to verify that Parametric has voted all proxies and voted them consistent with the appropriate proxy voting guidelines.

Proxy Voting Administration – Minneapolis Investment Center

From time to time, the Minneapolis Investment Center may be required to vote a proxy ballot on behalf of a client. Proxy ballots mailed to the Minneapolis Investment Center or sent directly to Broadridge are logged into ProxyEdge. The Minneapolis Operations Team is responsible for monitoring proxy ballots received. The Minneapolis Operations Team will request and receive instruction from the Proxy Voting Coordinator or Manager as how to vote the ballot in accordance with the firm’s Proxy Voting Guidelines.

Proxy Voting Committee

•	Parametric has established a Proxy Voting Committee (the “Committee”), which shall meet on a quarterly basis to oversee and monitor the firm’s proxy voting practices. The Committee’s charter is attached hereto as Exhibit B.

•	The Committee will consider requests (from clients or Portfolio Managers) to vote a proxy contrary to the firm’s Proxy Voting Guidelines. The Committee will document its rationale for approving or denying the request.

•	On an annual basis, the Committee will review the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines to ensure they are current, appropriate and designed to serve the best interests of clients and fund shareholders and recommend any changes to the Corporate Governance Committee.

•	In the event that Parametric deems it to be in a client’s best interest to engage a third party proxy voting service provider, the Committee will exercise due diligence to ensure that the service provider firm can provide objective research, make recommendations or vote proxies in an impartial manner and in the best interest of the client. This evaluation will consider the proxy voting firm’s business and conflict of interest procedures, and confirm that the procedures address the firm’s conflicts. On an annual basis, the Committee will evaluate the performance of any third-party proxy voting firms and reconsider if changes have impacted their conflict of interest procedures. Initial and ongoing due diligence evaluations shall be documented in writing.

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Conflicts of interest

•	Using the criteria set by the Proxy Voting Committee the Compliance Department will identify and actively monitor potential conflicts of interest which may compromise the firm’s ability to vote a proxy ballot in the best interest of clients. Compliance will maintain a List of Potentially Conflicted Companies and provide it to Operations whenever it is updated. The list shall identify potential conflicts resulting from business relationships with clients, potential clients, service providers, and the firm’s affiliates.

•	All proxies are voted by Parametric in accordance with the firm’s Proxy Voting Guidelines. If a proxy ballot is received from an issuer on the List of Conflicted Companies and a proposal is not addressed by the Proxy Voting Guidelines, the Voting Coordinator will forward the proposal to the Manager to confirm that the guidelines do not address the proposal. If confirmed, the Manager will forward the proposal to the Proxy Voting Committee.

•	If the Proxy Voting Committee determines a material conflict exists, Parametric will refrain from voting the proxy until it has disclosed the conflict to clients and obtained their consent or instruction as how to vote the proxy. Parametric shall provide all necessary information to clients when seeking their instruction and/or consent in voting the proxy.

•	If a client is unresponsive and fails to provide Parametric with instruction or consent to vote the proxy, the Proxy Voting Committee shall make a good faith determination as how to vote the proxy (which may include abstaining from voting the proxy) and provide appropriate instruction to the Proxy Voting Coordinator. The Committee shall document the rationale for making its final determination.

Proxy Voting Disclosure Responsibilities

•	As a sub-adviser to various mutual funds registered under the Investment Company Act of 1940, Parametric will, upon each fund’s request, compile and transmit in a timely manner all data required to be filed on Form N-PX to the appropriate fund’s administrator or third party service provider designated by the fund’s administrator.

•	Parametric will promptly report any material changes to these policies and procedures to its mutual fund clients in accordance with their respective policies and procedures, to ensure that the revised policies and procedures may be properly reviewed by the funds’ Boards of Trustees/Directors and included in the funds’ annual registration statements.

Solicitations and Information Requests

•	Parametric’s proxy voting policies and procedures are summarized and described to clients in Item 17 of the firm’s Form ADV Brochure (Form ADV Part 2A). Parametric will promptly provide a copy of these proxy voting policies and procedures, which may be updated from time to time, to a client upon their request.

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•	Parametric’s Form ADV Brochure discloses to clients how they may obtain information from Parametric about how it voted proxies on their behalf. Parametric will provide proxy voting information free of charge upon written request.

•	Parametric will not reveal or disclose to any third-party how it may have voted or intends to vote a proxy until its vote has been counted at the respective shareholder’s meeting. Parametric may in any event disclose its general voting guidelines. No employee of Parametric may accept any benefit in the solicitation of proxies.

Compliance Review

•	On a regular basis, but not less than annually, the Compliance Department will review a sample of proxies voted to verify that Parametric has voted proxies in accordance with the firm’s proxy voting guidelines and in clients’ best interests.

•	On an annual basis, the Compliance Department will review the firm’s proxy voting policies and procedures, as required per Rule 206(4)-7, to confirm that they are adequate, effective, and designed to ensure that proxies are voted in clients’ best interests.

Class Actions

•	Parametric generally does not file or respond to class action claims on behalf of clients unless specifically obligated to do so under the terms of the client’s investment advisory agreement. Parametric will retain appropriate documentation regarding any determinations made on behalf of a client with regard to a class action claim or settlement.

Recordkeeping

•	Parametric will maintain proxy voting books and records in an easily accessible place for a period of six years, the first two years in the Seattle Investment Center.

•	Parametric will maintain all requisite proxy voting books and records, including but not limited to: (1) proxy voting policies and procedures, (2) proxy statements received on behalf of client accounts, (3) proxies voted, (4) copies of any documents that were material to making a decision how to vote proxies, and (5) client requests for proxy voting records and Parametric’s written response to any client request.

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EXHIBIT A

PARAMETRIC PORTFOLIO ASSOCIATES LLC

PROXY VOTING GUIDELINES

Dated: February 1, 2018

Stock ownership represents an opportunity to participate in the economic rewards of a long-lived asset and shareholder rights represent an important path to maximizing these benefits. Given this, Parametric expects the companies in which we invest to adhere to effective governance practices and consider their impact on the environment and the communities in which they operate. Our Proxy Voting Guidelines (the Guidelines) are designed to safeguard investor capital over the long-run by supporting qualified, independent boards that show accountability and responsiveness to shareholders and shareholder proposals that are prudent and relevant. In this effort, we consider the work of recognized corporate governance experts and outside research providers, as well as collaborative investor groups.

The Guidelines are reviewed annually and updated as needed. Below we summarize our guiding principles and key considerations for certain types of proposals. In addition to the guiding principles set forth below, Parametric will review research and guidance issued by third party proxy voting service providers in making voting determinations. Proposals that are not addressed by the Guidelines will be reviewed by the Proxy Committee and voted in the manner that best meets our guiding principles.

Board of Directors

Investors rely on the board of directors to oversee management and address reasonable shareholder concerns. Therefore, the independence, competence, and responsiveness of directors is paramount and assessing nominees is a major area of focus in our voting. We expect the board be free of conflicts of interest that would impair their ability to fairly represent the interests of shareholders and to have appropriate expertise. We believe that competent board members can be found throughout the wider population and a high degree of homogeneity on a board may signal the need for systematic improvement in the nomination process. Responsiveness includes a willingness to consider labor, human rights, and environmental issues pertinent to the business, in addition to more routine corporate governance issues. Parametric will vote for nominees who demonstrate these qualities and against individual directors, or the entire board, in their absence. We will generally support shareholder proposals for independent chairman/CEO roles and proxy access, with reasonable requirements.

Conditions that could trigger an against or withhold vote for individual directors or the entire board include:

•	Majority non-independent board, or lack of independence on key committees
•	Insufficient attendance at meetings (generally less than 75%), or excessive number of outside boards
•	Failure to act on shareholder proposals that have received majority support
•	Poor governance practices such as actions to classify the board, or adopt a poison pill or amend bylaws or charter without shareholder approval

We believe that chairman of the board and CEO are different jobs that are best fulfilled by separate individuals, particularly for larger, more complex companies. We expect companies with combined roles to provide a clear rationale for the benefits and to put governance structures in place to protect against compromised oversight, such as a lead or presiding director.

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In the case of contested elections, nominees will be subjected to similar analysis and expectations. In particular, dissident directors should present a more compelling strategy for improving company returns than the incumbent board.

Auditors

Investors rely on auditors to attest to the integrity of a company’s financial statements, without which the business could not be properly evaluated. It is essential that auditors be independent, accurate, fair in the fees charged, and not subject to conflicts of interest. Non-audit fees are expected to generally be no more than a quarter of all fees paid. Parametric will generally vote for ratification of auditors that meet this criteria and vote case-by-case on shareholder proposals for mandatory rotation.

Executive Compensation

Executive compensation is an especially complex issue. Properly structured compensation is essential to attracting and retaining effective corporate management. Poorly structured compensation can create perverse incentives and contribute to the erosion of public trust. Achieving an ideal compensation package is complicated by questions around how to measure performance and the extent to which management should be penalized or rewarded by factors outside of their control. In light of this, our primary concern is to be attuned to packages that are truly outside of generally accepted practices, in either magnitude or structure, and may incentivize perverse behavior or result in paying for failure. We believe that total shareholder return as well as other financial metrics can be an appropriate basis for measurement. We generally support compensation that is well-disclosed, reasonably in line with peers and total shareholder returns, and reflects longer-term strategic company goals. We support annual frequency for say on pay votes. In the case of equity based pay, we may oppose plans with the potential dilution of greater than 15%. In the case of severance agreements, we prefer arrangements that are triggered by both a change in control and termination, and are limited to no more than three times recent annual compensation.

Mergers & Acquisitions

Business combinations can be valuable strategic tool but many fail to live up to expectations. Each must be evaluated on a case by case basis. In addition to considering valuation, strategic rationale, any conflicts of interest and potential changes to the governance profile, we may also consider the impact on community stakeholders. We will generally support combinations that appear to have a high chance of improving shareholder value over the long-run.

Capital Structure

Obtaining additional capital may be necessary to finance vital projects and take advantage of opportunities for growth but this potential value must be weighed any potentially negative impact on existing shareholders. Considerations for authorization of certain types of capital are as follows:

•	Common Stock – Voted case-by-case. The rationale for the increase and opportunity cost of not approving the request must overcome the dilutive impact. Prior use of authorized shares will also be considered. Requests for increases more than 100% of the existing authorization will generally be opposed, in the absence of a clear need. In the case of dual-class structure, increases in the class of stock with superior voting rights will be opposed.

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•	Preferred Stock – Requests for preferred stock with clearly specified and reasonable terms will be supported. Requests for stock with unspecified terms (blank check) will be opposed.

•	Debt Restructuring – supported if bankruptcy is expected without restructuring, considered on a case by case otherwise.

Shareholder Rights

Without certain shareholder rights, investors’ votes can become useless. Broadly, we support proposals that enhance voting rights and against those that seek to undermine them, and we will vote against/withhold for directors that take actions to abridge shareholder rights. We believe that in most cases each common share should have one vote, and that a simple majority of voting shares should be all that is required to effect change.

•	Majority Voting Standard – In almost all cases we prefer a majority vote standard for binding votes. We also expect management to be responsive to non-binding votes that have received majority support. In the case that there are more nominees than board seats, we support a plurality vote requirement.

•	Supermajority Requirements – We are generally opposed to supermajority vote requirements. However, in select cases we might actually support maintaining existing supermajority requirements as a means to protect minority shareholders if new owners seek to change charter or bylaws after a dilutive stock or warrant issuance.

•	Cumulative Voting – Although we do not generally prefer cumulative voting, it may be warranted in certain cases as a safeguard for shareholders and will therefore be evaluated on a case by case basis.

•	Confidential Voting – We support confidential voting systems in which management and shareholders receive only vote totals and individual proxies and ballots are made available only to vote tabulators and inspectors.

•	Right to call meetings and act by written consent – We support proposals that enhance shareholders’ ability to act independently of management, with reasonable requirements, and oppose any that preclude it.

•	Unequal Voting Rights – Dual-class capitalization structure with unequal voting rights is at odds with the principle that voting rights be commensurate with economic interest. We expect companies with unequal voting rights structures to have a clear rationale for the benefits and an overall governing structure that avoids potential issues related to management or board entrenchment.

•	Bundled Proposals – Individual proposals should never be bundled, however, in the case that they are, we will support the bundle if the combined effect is expected to be beneficial to shareholders and against if not.

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•	Poison Pills – Although poison pills can be used legitimately, we are more concerned about their potential to be used as a management entrenchment device. We expect the board to provide clear rationale for the pill and submit it to a shareholder vote. We generally prefer shorter terms for pills and unequivocally oppose any features that limit the ability of future boards to eliminate it. We will support reasonably designed pills to protect net operating loss tax assets.

•	Access to the Proxy – We support providing shareholders the right to nominate director candidates on management’s proxy card, with certain requirements to help prevent abuse of this right.

•	Greenmail – Targeted share repurchases of stock from investors seeking control of the company is an inappropriate use of resources and discriminates against other shareholders. We support anti-greenmail provisions in a charter or bylaws. However, we vote against anti-greenmail proposals that have been bundled with proposals that we do not support.

Environmental and Social Shareholder Resolutions:

Shareholder resolutions are an important communication mechanism between the board and shareholders. In addition to supporting any of the shareholder resolutions on general governance mentioned previously, we also support resolutions that encourage the board to improve relevant policies and disclosures as well as take action on certain matters. Our guiding principles are that businesses must adhere to internationally recognized labor and human rights standards; be transparent around corporate practices involving weapons, repressive governments, public health and product safety; maintain accountability for lobbying and political contributions; and set and report on environmental performance goals related to the firm’s long-term strategy. We will not support resolutions on matters best left to the board’s discretion or addressed via legislation or regulation, or that would be unduly burdensome.

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EXHIBIT B

PARAMETRIC PORTFOLIO ASSOCIATES LLC

PROXY VOTING COMMITTEE CHARTER

February 1, 2018

Article I – Purpose

Parametric Portfolio Associates LLC (“Parametric”) has adopted and implemented proxy voting policies and procedures which are designed to ensure that Parametric fulfills its fiduciary obligation to vote proxies in the best interests of its clients. Parametric has established this Proxy Voting Committee (the “Committee”) for the purpose of overseeing the implementation and execution of these proxy voting procedures.

Article II – Composition of the Committee

1.	Size of Committee

The Committee shall be comprised of not less than five people.

2.	Appointment of Members

The Committee shall generally consist of Investment Strategy, Portfolio Management, Operations, and Compliance personnel. Additional committee members may be appointed by the Committee chairperson. Parametric employees from other business groups may serve on the Committee if the chairperson determines their service to be in the best interest of Parametric.

3.	Committee Chair

One Committee member shall serve as the Committee’s chairperson (the “Chair”) who shall preside over meetings of the Committee and report Committee actions to the Corporate Governance Committee. The Chair is responsible for setting the Committee membership and appointing a Committee Coordinator. If the Chair is not present at a regular or special Committee meeting, the Committee may designate an acting Chair.

4.	Committee Coordinator

One member of the Committee shall serve as the Committee Coordinator, who is responsible for maintaining Committee meeting minutes, setting regular Committee meetings, coordinating an annual review of the firm’s Proxy Voting Guidelines, and facilitating the Committee oversight of special proxy voting issues and developments.

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Article III – Meetings and Other Actions

1.	Meetings

The Committee shall meet on a quarterly basis but may meet more frequently if deemed necessary to fulfill the Committee’s duties and responsibilities. The length and agendas for regular meetings shall be determined by the Chair in consultation with the Committee Coordinator and other Committee members. Three members of the Committee shall constitute a quorum required for the transaction of business and the act of a majority present shall be the act of the Committee. Committee members may participate in a meeting by means of a conference telephone or similar communications equipment. Non-committee members may attend a meeting at the invitation of the Chair.

2.	Meeting Minutes

The Committee Coordinator shall keep regular minutes of all regular and special meetings and record any actions taken. If the Committee Coordinator is not present at a meeting, another Committee member shall keep minutes of the proceedings. Meeting minutes shall be distributed to all Committee members and confirmed at the next regular meeting. The Committee Coordinator is responsible for maintaining the permanent corporate record of all Committee meeting minutes.

3.	Authority of the Committee

The Committee is authorized and directed to take such action it deems necessary to fulfill its duties and obligations set forth in Article IV of this Charter.

Article IV – Responsibilities

To fulfill its duties and responsibilities the Proxy Voting Committee shall:

1.	Oversee and monitor the proxy voting processes to ensure that all proxies are voted in accordance with the firm’s Proxy Voting Guidelines or, for specified client accounts, client proxy voting guidelines.
2.	Consider and determine votes for issues that are not addressed by the firm’s Proxy Voting Guidelines. (At least two members of the Committee must approve a vote determination before a ballot is voted. All determinations by members of the Committee are reviewed by the Committee at its next regular meeting.)
3.	Consider requests (from portfolio managers, clients, advisers) to vote contrary to the firm’s Proxy Voting Guidelines.
4.	Identify and monitor actual and potential conflicts of interest involving the proxy voting process.
5.	Engage and oversee any third party service providers utilized to assist Parametric in voting proxies.
6.	Annually review the firm’s Proxy Voting Policies and Procedures and Proxy Voting Guidelines to ensure they are designed to serve the best interests of Parametric’s clients and recommend any revisions to the firm’s Corporate Governance Committee.

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Exhibit T

U.S. Proxy Voting Guidelines

COVERAGE		8
1.	BOARD OF DIRECTORS	9
	VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	9
	Independence	9
	ISS U.S. Categorization of Directors	10
	Composition	12
	Responsiveness	12
	Accountability	13
	VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS	16
	Vote-No Campaigns	16
	Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections	16
	OTHER BOARD-RELATED PROPOSALS	17
	Adopt Anti-Hedging/Pledging/Speculative Investments Policy	17
	Age/Term Limits	17
	Board Size	17
	Classification/Declassification of the Board	17
	CEO Succession Planning	17
	Cumulative Voting	17
	Director and Officer Indemnification and Liability Protection	18
	Establish/Amend Nominee Qualifications	18
	Establish Other Board Committee Proposals	18
	Filling Vacancies/Removal of Directors	19
	Independent Chair (Separate Chair/CEO)	19
	Majority of Independent Directors/Establishment of Independent Committees	19
	Majority Vote Standard for the Election of Directors	20
	Proxy Access	20
	Require More Nominees than Open Seats	20
	Shareholder Engagement Policy (Shareholder Advisory Committee)	20
2.	AUDIT-RELATED	21
	Auditor Indemnification and Limitation of Liability	21
	Auditor Ratification	21
	Shareholder Proposals Limiting Non-Audit Services	21
	Shareholder Proposals on Audit Firm Rotation	22
3.	SHAREHOLDER RIGHTS & DEFENSES	23
	Advance Notice Requirements for Shareholder Proposals/Nominations	23
	Amend Bylaws without Shareholder Consent	23
	Control Share Acquisition Provisions	23
	Control Share Cash-Out Provisions	23
	Disgorgement Provisions	24
	Fair Price Provisions	24

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	Freeze-Out Provisions	24
	Greenmail	24
	Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)	24
	Net Operating Loss (NOL) Protective Amendments	25
	POISON PILLS (SHAREHOLDER RIGHTS PLANS)	25
	Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	25
	Management Proposals to Ratify a Poison Pill	26
	Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	26
	Proxy Voting Disclosure, Confidentiality, and Tabulation	26
	Reimbursing Proxy Solicitation Expenses	27
	Reincorporation Proposals	27
	Shareholder Ability to Act by Written Consent	27
	Shareholder Ability to Call Special Meetings	28
	Stakeholder Provisions	28
	State Antitakeover Statutes	28
	Supermajority Vote Requirements	28
4.	CAPITAL/RESTRUCTURING	29
	CAPITAL	29
	Adjustments to Par Value of Common Stock	29
	Common Stock Authorization	29
	Dual Class Structure	30
	Issue Stock for Use with Rights Plan	30
	Preemptive Rights	30
	Preferred Stock Authorization	30
	Recapitalization Plans	31
	Reverse Stock Splits	31
	Share Repurchase Programs	31
	Stock Distributions: Splits and Dividends	31
	Tracking Stock	31
	RESTRUCTURING	32
	Appraisal Rights	32
	Asset Purchases	32
	Asset Sales	32
	Bundled Proposals	32
	Conversion of Securities	32
	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged
	Buyouts/Wrap Plans	33
	Formation of Holding Company	33
	Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	33
	Joint Ventures	34
	Liquidations	34
	Mergers and Acquisitions	34

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	Private Placements/Warrants/Convertible Debentures	35
	Reorganization/Restructuring Plan (Bankruptcy)	36
	Special Purpose Acquisition Corporations (SPACs)	36
	Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	37
	Spin-offs	37
	Value Maximization Shareholder Proposals	37
5.	COMPENSATION	38
	EXECUTIVE PAY EVALUATION	38
	Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)	38
	Pay-for-Performance Evaluation	39
	Problematic Pay Practices	39
	Compensation Committee Communications and Responsiveness	41
	Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")	41
	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	41
	EQUITY-BASED AND OTHER INCENTIVE PLANS	42
	Shareholder Value Transfer (SVT)	43
	Three-Year Burn Rate	43
	Egregious Factors	43
	Liberal Change in Control Definition	43
	Repricing Provisions	43
	Problematic Pay Practices or Significant Pay-for-Performance Disconnect	44
	Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))	44
	Specific Treatment of Certain Award Types in Equity Plan Evaluations	45
	Dividend Equivalent Rights	45
	Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	45
	OTHER COMPENSATION PLANS	45
	401(k) Employee Benefit Plans	45
	Employee Stock Ownership Plans (ESOPs)	45
	Employee Stock Purchase Plans—Qualified Plans	45
	Employee Stock Purchase Plans—Non-Qualified Plans	45
	Option Exchange Programs/Repricing Options	46
	Stock Plans in Lieu of Cash	46
	Transfer Stock Option (TSO) Programs	47
	DIRECTOR COMPENSATION	47
	Shareholder Ratification of Director Pay Programs	47
	Equity Plans for Non-Employee Directors	48
	Non-Employee Director Retirement Plans	48
	SHAREHOLDER PROPOSALS ON COMPENSATION	48
	Bonus Banking/Bonus Banking “Plus”	48
	Compensation Consultants—Disclosure of Board or Company’s Utilization	48
	Disclosure/Setting Levels or Types of Compensation for Executives and Directors	49
	Golden Coffins/Executive Death Benefits	49

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	Hold Equity Past Retirement or for a Significant Period of Time	49
	Non-Deductible Compensation	49
	Pay Disparity	49
	Pay for Performance/Performance-Based Awards	50
	Pay for Superior Performance	50
	Pre-Arranged Trading Plans (10b5-1 Plans)	51
	Prohibit CEOs from Serving on Compensation Committees	51
	Recoupment of Incentive or Stock Compensation in Specified Circumstances	51
	Severance Agreements for Executives/Golden Parachutes	51
	Share Buyback Holding Periods	52
	Supplemental Executive Retirement Plans (SERPs)	52
	Tax Gross-Up Proposals	52
	Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	52
6.	ROUTINE/MISCELLANEOUS	53
	Adjourn Meeting	53
	Amend Quorum Requirements	53
	Amend Minor Bylaws	53
	Change Company Name	53
	Change Date, Time, or Location of Annual Meeting	53
	Other Business	53
7.	SOCIAL/ENVIRONMENTAL ISSUES	54
	GLOBAL APPROACH	54
	ENDORSEMENT OF PRINCIPLES	54
	ANIMAL WELFARE	54
	Animal Welfare Policies	54
	Animal Testing	55
	Animal Slaughter	55
	CONSUMER ISSUES	55
	Genetically Modified Ingredients	55
	Reports on Potentially Controversial Business/Financial Practices	55
	Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	56
	Product Safety and Toxic/Hazardous Materials	56
	Tobacco-Related Proposals	56
	CLIMATE CHANGE	57
	Climate Change/Greenhouse Gas (GHG) Emissions	57
	Energy Efficiency	58
	Renewable Energy	58
	DIVERSITY	58
	Board Diversity	58
	Equality of Opportunity	59
	Gender Identity, Sexual Orientation, and Domestic Partner Benefits	59
	Gender Pay Gap	59

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	ENVIRONMENT AND SUSTAINABILITY	59
	Facility and Workplace Safety	59
	General Environmental Proposals and Community Impact Assessments	60
	Hydraulic Fracturing	60
	Operations in Protected Areas	60
	Recycling	60
	Sustainability Reporting	60
	Water Issues	61
	GENERAL CORPORATE ISSUES	61
	Charitable Contributions	61
	Data Security, Privacy, and Internet Issues	61
	Environmental, Social, and Governance (ESG) Compensation-Related Proposals	61
	HUMAN RIGHTS, LABOR ISSUES, AND INTERNATIONAL OPERATIONS	62
	Human Rights Proposals	62
	Operations in High Risk Markets	62
	Outsourcing/Offshoring	63
	Weapons and Military Sales	63
	POLITICAL ACTIVITIES	63
	Lobbying	63
	Political Contributions	63
	Political Ties	64
8.	MUTUAL FUND PROXIES	65
	Election of Directors	65
	Converting Closed-end Fund to Open-end Fund	65
	Proxy Contests	65
	Investment Advisory Agreements	65
	Approving New Classes or Series of Shares	65
	Preferred Stock Proposals	65
	1940 Act Policies	66
	Changing a Fundamental Restriction to a Nonfundamental Restriction	66
	Change Fundamental Investment Objective to Nonfundamental	66
	Name Change Proposals	66
	Change in Fund's Subclassification	66
	Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	66
	Disposition of Assets/Termination/Liquidation	67
	Changes to the Charter Document	67
	Changing the Domicile of a Fund	67
	Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	67
	Distribution Agreements	68
	Master-Feeder Structure	68
	Mergers	68

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SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS	68
Establish Director Ownership Requirement	68
Reimburse Shareholder for Expenses Incurred	68
Terminate the Investment Advisor	68

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COVERAGE

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly - traded U.S. - incorporated companies that are held in our institutional investor clients' portfolios, and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities (“ARPS”) and Variable Rate Municipal Term Preferred securities (“VMTPs”).

Foreign-incorporated companies

In addition to U.S. - incorporated companies, U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

›	U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies – are generally covered under standard U.S. policy guidelines.
›	Foreign Private Issuers (FPIs) – which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) – are covered under a combination of policy guidelines:
›	FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports; and
›	For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

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U.S. Proxy Voting Guidelines

1. BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances:

Independence

Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Categorization of Directors) when:

›	Independent directors comprise 50 percent or less of the board;

›	The non-independent director serves on the audit, compensation, or nominating committee;

›	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

›	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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ISS U.S. Categorization of Directors

1.	Executive Director 1.1. Current employee or current officer[1] of the company or one of its affiliates[2].
2.

Non-Independent Non-Executive Director

Board Identification

2.1. Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2. Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Former CEO/Interim Officer

2.3. Former CEO of the company. [3,4]

2.4. Former CEO of an acquired company within the past five years.[4]

2.5. Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5] Non-CEO Executives

2.6. Former officer[1] of the company, an affiliate[2], or an acquired firm within the past five years.

2.7. Officer[1] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.8. Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.9. Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.10. Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.11. Currently provides (or an immediate family member[6] provides) professional services[7] to the company, to an affiliate[2] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12. Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7] to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.13. Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.14. Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.15. Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.16. Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.17. Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.18. Founder[11] of the company but not currently an employee.

2.19. Any material[12] relationship with the company.

3.	Independent Director 3.1. No material[12] connection to the company other than a board seat.

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Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

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11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

›	Sit on more than five public company boards; or
›	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[3].

Diversity: Highlight boards with no gender diversity. However, no adverse vote recommendations will be made due to any lack of gender diversity.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

›	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

›	Other factors as appropriate.
›	The board failed to act on takeover offers where the majority of shares are tendered;

[2]	New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
[3]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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›	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

›	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
›	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
›	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
›	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-bycase) for the following:

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-bycase) if:

›	The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
›	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

[4]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.
[5]	Public shareholders only, approval prior to a company’s becoming public is insufficient.

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›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent; › A multi-class capital structure; and/or › A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

›	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
›	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company's ownership structure;
›	The company's existing governance provisions;
›	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote caseby-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or › Eliminated shareholders' ability to amend bylaws.

Problematic Governance Structure - Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

›	The level of impairment of shareholders' rights;
›	The disclosed rationale;
›	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
›	Any reasonable sunset provision; and
›	Other relevant factors.

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Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

›	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

›	The non-audit fees paid to the auditor are excessive;
›	The company receives an adverse opinion on the company’s financial statements from its auditor; or
›	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

›	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices; or
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

›	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
›	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

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U.S. Proxy Voting Guidelines

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:

›	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
›	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
›	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
›	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
›	Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

›	Material failures of governance, stewardship, risk oversight[6], or fiduciary responsibilities at the company; › Failure to replace management as appropriate; or
›	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;
›	Management’s track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and › Stock ownership positions.

[6]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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U.S. Proxy Voting Guidelines

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Age/Term Limits

General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board. Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

›	The reasonableness/scope of the request; and
›	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

›	The company has proxy access[7], thereby allowing shareholders to nominate directors to the company’s ballot; and

›	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

[7]	A proxy access right that meets the recommended guidelines.

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Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

›	Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
›	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
›	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

›	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
›	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

›	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
›	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
›	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
›	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

›	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
›	Level of disclosure regarding the issue for which board oversight is sought;
›	Company performance related to the issue for which board oversight is sought;
›	Board committee structure compared to that of other companies in its industry sector; and

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›	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company's current board leadership structure;
›	The company's governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS' performance assessment will generally consider one-, three-, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See Categorization of Directors).

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Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

›	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
›	Effectively disclosed information with respect to this structure to its shareholders;
›	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
›	The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2. AUDIT-RELATED

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

›	The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights; › The motivation and rationale for establishing the agreements;
›	The quality of the company’s disclosure; and
›	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

›	An auditor has a financial interest in or association with the company, and is therefore not independent;
›	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
›	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
›	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

›	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

›	The tenure of the audit firm;
›	The length of rotation specified in the proposal;
›	Any significant audit-related issues at the company;
›	The number of Audit Committee meetings held each year;
›	The number of financial experts serving on the committee; and
›	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3. SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

›	Any impediments to shareholders' ability to amend the bylaws (i.e. supermajority voting requirements);
›	The company's ownership structure and historical voting turnout;
›	Whether the board could amend bylaws adopted by shareholders; and
›	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

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General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and feeshifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

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›	The company's stated rationale for adopting such a provision;
›	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
›	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
›	Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
›	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and › Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

›	Shareholders have approved the adoption of the plan; or
›	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

›	No lower than a 20 percent trigger, flip-in or flip-over;
›	A term of no more than three years;
›	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
›	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
›	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
›	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

›	The scope and structure of the proposal;
›	The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;
›	The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
›	Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
›	Any recent controversies or concerns related to the company's proxy voting mechanics;
›	Any unintended consequences resulting from implementation of the proposal; and

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›	Any other factors that may be relevant.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

›	The election of fewer than 50 percent of the directors to be elected is contested in the election;
›	One or more of the dissident’s candidates is elected;
›	Shareholders are not permitted to cumulate their votes for directors; and
›	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

›	Reasons for reincorporation;
›	Comparison of company's governance practices and provisions prior to and following the reincorporation; and
›	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

›	Shareholders' current right to act by written consent;
›	The consent threshold;
›	The inclusion of exclusionary or prohibitive language;
›	Investor ownership structure; and
›	Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

›	An unfettered[8] right for shareholders to call special meetings at a 10 percent threshold;
›	A majority vote standard in uncontested director elections;
›	No non-shareholder-approved pill; and

[8]	"Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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›	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

›	Shareholders’ current right to call special meetings;
›	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
›	The inclusion of exclusionary or prohibitive language;
›	Investor ownership structure; and
›	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

›	Ownership structure;
›	Quorum requirements; and
›	Vote requirements.

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4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company's use of authorized shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

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If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

›	The company discloses a compelling rationale for the dual-class capital structure, such as:
›	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
›	The new class of shares will be transitory;
›	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
›	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

›	The size of the company;
›	The shareholder base; and
›	The liquidity of the stock.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company's use of authorized preferred shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes for the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
›	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
›	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

›	More simplified capital structure;
›	Enhanced liquidity;
›	Fairness of conversion terms;
›	Impact on voting power and dividends;
›	Reasons for the reclassification;
›	Conflicts of interest; and
›	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

›	A stock exchange has provided notice to the company of a potential delisting; or
›	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Share Repurchase Programs

General Recommendation: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

›	Adverse governance changes;
›	Excessive increases in authorized capital stock;
›	Unfair method of distribution;
›	Diminution of voting rights;
›	Adverse conversion features;
›	Negative impact on stock option plans; and
›	Alternatives such as spin-off.

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Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

›	Purchase price;
›	Fairness opinion;
›	Financial and strategic benefits;
›	How the deal was negotiated;
›	Conflicts of interest;
›	Other alternatives for the business;
›	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

›	Impact on the balance sheet/working capital;
›	Potential elimination of diseconomies;
›	Anticipated financial and operating benefits;
›	Anticipated use of funds;
›	Value received for the asset;
›	Fairness opinion;
›	How the deal was negotiated;
›	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse

Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

›	Dilution to existing shareholders' positions;
›	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
›	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
›	Management's efforts to pursue other alternatives;
›	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
›	Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

›	The reasons for the change;
›	Any financial or tax benefits;
›	Regulatory benefits;
›	Increases in capital structure; and
›	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

›	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
›	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

›	Offer price/premium;
›	Fairness opinion;
›	How the deal was negotiated;
›	Conflicts of interest;
›	Other alternatives/offers considered; and › Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

›	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

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›	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
›	Are all shareholders able to participate in the transaction?
›	Will there be a liquid market for remaining shareholders following the transaction?
›	Does the company have strong corporate governance?
›	Will insiders reap the gains of control following the proposed transaction?
›	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

›	Percentage of assets/business contributed;
›	Percentage ownership;
›	Financial and strategic benefits;
›	Governance structure;
›	Conflicts of interest;
›	Other alternatives; and
›	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

›	Management’s efforts to pursue other alternatives;
›	Appraisal value of assets; and
›	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
›	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
›	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

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›	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

›	Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

›	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

›	The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

›	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

›	Financial issues:
›	The company's financial condition;
›	Degree of need for capital;
›	Use of proceeds;
›	Effect of the financing on the company's cost of capital;
›	Current and proposed cash burn rate;
›	Going concern viability and the state of the capital and credit markets.

›	Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

›	Control issues:
›	Change in management;
›	Change in control;
›	Guaranteed board and committee seats;
›	Standstill provisions;
›	Voting agreements;
›	Veto power over certain corporate actions; and
›	Minority versus majority ownership and corresponding minority discount or majority control premium.

›	Conflicts of interest:
›	Conflicts of interest should be viewed from the perspective of the company and the investor.

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›	Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?
›	Market reaction:
›	The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

›	Estimated value and financial prospects of the reorganized company;
›	Percentage ownership of current shareholders in the reorganized company;
›	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
›	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
›	Existence of a superior alternative to the plan of reorganization; and › Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

›	Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
›	Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
›	Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
›	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
›	Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 perecnt of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
›	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
›	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

›	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC's acquistion process.
›	Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.
›	Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the "equity kicker" is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.
›	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

›	Tax and regulatory advantages;
›	Planned use of the sale proceeds;
›	Valuation of spinoff;
›	Fairness opinion;
›	Benefits to the parent company;
›	Conflicts of interest;
›	Managerial incentives;
›	Corporate governance changes;
›	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

›	Hiring a financial advisor to explore strategic alternatives;
›	Selling the company; or
›	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

›	Prolonged poor performance with no turnaround in sight;
›	Signs of entrenched board and management (such as the adoption of takeover defenses);
›	Strategic plan in place for improving value;
›	Likelihood of receiving reasonable value in a sale or dissolution; and
›	The company actively exploring its strategic options, including retaining a financial advisor.

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5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-onPay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-forperformance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
›	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices9, this analysis considers the following:

1.	Peer Group[10] Alignment:

›	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
›	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
›	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment[11] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company's peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[12] compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and
›	Options backdating.

[9]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[10]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
[11]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[12]	ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS'

Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Extraordinary perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting, or lifetime perquisites;
›	New or extended agreements that provide for:
›	Excessive CIC payments (generally exceeding 3 times base salary and average/target/most recent bonus);
›	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
›	CIC payments with excise tax gross-ups (including "modified" gross-ups);
›	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
›	Liberal CIC definition combined with any single-trigger CIC benefits;
›	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
›	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Incentives that may Motivate Excessive Risk-Taking

›	Multi-year guaranteed awards;
›	A single or common performance metric used for short- and long-term incentives;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega equity grants that provide overly large upside opportunity.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and limitations on accelerated vesting triggers.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
›	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
›	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

›	Single- or modified-single-trigger cash severance;
›	Single-trigger acceleration of unvested equity awards;
›	Full acceleration of equity awards granted shortly before the change in control;
›	Excessive cash severance (generally >3x base salary and bonus);
›	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
›	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
›	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
›	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

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In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[13] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

›	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Discretionary or automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan;
›	Dividends payable prior to award vesting.

›	Grant Practices:
›	The company’s three-year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

[13]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.14

Three-Year Burn Rate

Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark. See the U.S. Equity Compensation Plans FAQ for the benchmarks.

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" typically includes the ability to do any of the following:

›	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
›	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
›	The cancellation of underwater options in exchange for stock awards; or
›	Cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

[14]	For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

›	Severity of the pay-for-performance misalignment;
›	Whether problematic equity grant practices are driving the misalignment; and/or
›	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

›	Addresses administrative features only; or
›	Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Categorization of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

›	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Categorization of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

›	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.
›	If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.
›	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

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In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

›	Purchase price is at least 85 percent of fair market value;
›	Offering period is 27 months or less; and
›	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

›	Purchase price is less than 85 percent of fair market value; or
›	Offering period is greater than 27 months; or
›	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

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›	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
›	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
›	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
›	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

›	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
›	Rationale for the re-pricing--was the stock price decline beyond management's control?;
›	Is this a value-for-value exchange?;
›	Are surrendered stock options added back to the plan reserve?;
›	Option vesting--does the new option vest immediately or is there a black-out period?;
›	Term of the option--the term should remain the same as that of the replaced option;
›	Exercise price--should be set at fair market or a premium to market;
›	Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.

Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing.

Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

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Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

›	Executive officers and non-employee directors are excluded from participating;
›	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and
›	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

›	Eligibility;
›	Vesting;
›	Bid-price;
›	Term of options;
›	Cost of the program and impact of the TSOs on company’s total option expense; and
›	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

› If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

›	An assessment of the following qualitative factors:
›	The relative magnitude of director compensation as compared to companies of a similar profile;
›	The presence of problematic pay practices relating to director compensation;
›	Director stock ownership guidelines and holding requirements;
›	Equity award vesting schedules;
›	The mix of cash and equity-based compensation;
›	Meaningful limits on director compensation;

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›	The availability of retirement benefits or perquisites; and
›	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

›	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
›	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
›	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

›	The relative magnitude of director compensation as compared to companies of a similar profile;
›	The presence of problematic pay practices relating to director compensation;
›	Director stock ownership guidelines and holding requirements;
›	Equity award vesting schedules;
›	The mix of cash and equity-based compensation;
›	Meaningful limits on director compensation;
›	The availability of retirement benefits or perquisites; and
›	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

›	The company’s past practices regarding equity and cash compensation;
›	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
›	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

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Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

›	The percentage/ratio of net shares required to be retained;
›	The time period required to retain the shares;
›	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
›	Whether the company has any other policies aimed at mitigating risk taking by executives;
›	Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
›	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

General Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

›	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

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›	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
›	The level of shareholder support for the company's pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

›	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

›	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

›	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
›	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply timevested, equity awards;
›	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
›	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
›	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

›	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
›	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
›	Can shareholders assess the correlation between pay and performance based on the current disclosure?
›	What type of industry and stage of business cycle does the company belong to?

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Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

›	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
›	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
›	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
›	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
›	An executive may not trade in company stock outside the 10b5-1 Plan;
›	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

›	If the company has adopted a formal recoupment policy;
›	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
›	Whether the company has chronic restatement history or material financial problems;
›	Whether the company’s policy substantially addresses the concerns raised by the proponent;
›	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
›	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

›	The triggering mechanism should be beyond the control of management;

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›	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
›	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

›	The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
›	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. ROUTINE/MISCELLANEOUS

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
›	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

›	The company has already published a set of animal welfare standards and monitors compliance;
›	The company’s standards are comparable to industry peers; and
›	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.

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Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

›	The company is conducting animal testing programs that are unnecessary or not required by regulation;
›	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
›	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

›	The potential impact of such labeling on the company's business;
›	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
›	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

›	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
›	Whether the company has adequately disclosed the financial risks of the products/practices in question;
›	Whether the company has been subject to violations of related laws or serious controversies; and
›	Peer companies’ policies/practices in this area.

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Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

›	The potential for reputational, market, and regulatory risk exposure;
›	Existing disclosure of relevant policies;
›	Deviation from established industry norms;
›	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
›	Whether the proposal focuses on specific products or geographic regions;
›	The potential burden and scope of the requested report;
›	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

›	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
›	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
›	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

›	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
›	Current regulations in the markets in which the company operates; and
›	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

›	Recent related fines, controversies, or significant litigation;

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›	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
›	Whether the company’s advertising restrictions deviate from those of industry peers;
›	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
›	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

›	Whether the company complies with all laws and regulations;
›	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
›	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

›	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company's level of disclosure compared to industry peers; and
›	Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company's level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
›	The company's actual GHG emissions performance;
›	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and

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›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

›	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
›	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

›	The scope and structure of the proposal;
›	The company's current level of disclosure on renewable energy use and GHG emissions; and
›	The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:

›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company’s nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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U.S. Proxy Voting Guidelines

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

›	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
›	The company already publicly discloses comprehensive workforce diversity data; and
›	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender Pay Gap

General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

›	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
›	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and
›	Whether the company's reporting regarding gender pay gap policies or initiatives is lagging its peers.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

›	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
›	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
›	Recent significant controversies, fines, or violations related to workplace health and safety; and › The company's workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

›	The company’s compliance with applicable regulations and guidelines;

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›	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
›	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

›	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
›	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;
›	The nature, purpose, and scope of the company’s operations in the specific region(s);
›	The degree to which company policies and procedures are consistent with industry norms; and
›	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

›	The company's current level of disclosure of relevant policies and oversight mechanisms;
›	The company's current level of such disclosure relative to its industry peers;
›	Potential relevant local, state, or national regulatory developments; and
›	Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

›	Operations in the specified regions are not permitted by current laws or regulations;
›	The company does not currently have operations or plans to develop operations in these protected regions; or
›	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

›	The nature of the company’s business;
›	The current level of disclosure of the company's existing related programs;
›	The timetable and methods of program implementation prescribed by the proposal;
›	The company’s ability to address the issues raised in the proposal; and
›	How the company's recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

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›	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

›	The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
›	Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
›	The potential financial impact or risk to the company associated with water-related concerns or issues; and
›	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

›	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
›	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
›	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
›	Applicable market-specific laws or regulations that may be imposed on the company; and
›	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

›	The scope and prescriptive nature of the proposal;
›	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
›	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

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›	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
›	The company's current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

›	The degree to which existing relevant policies and practices are disclosed;
›	Whether or not existing relevant policies are consistent with internationally recognized standards;
›	Whether company facilities and those of its suppliers are monitored and how;
›	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
›	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
›	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
›	The scope of the request; and
›	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

›	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
›	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
›	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
›	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

›	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
›	Current disclosure of applicable risk assessment(s) and risk management procedures;
›	Compliance with U.S. sanctions and laws;
›	Consideration of other international policies, standards, and laws; and
›	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in "high-risk" markets.

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Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

›	Controversies surrounding operations in the relevant market(s);
›	The value of the requested report to shareholders;
›	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
›	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

›	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
›	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
›	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

›	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
›	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
›	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

›	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
›	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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U.S. Proxy Voting Guidelines

8. MUTUAL FUND PROXIES

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

›	Past performance as a closed-end fund;
›	Market in which the fund invests;
›	Measures taken by the board to address the discount; and
›	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

›	Past performance relative to its peers;
›	Market in which the fund invests;
›	Measures taken by the board to address the issues;
›	Past shareholder activism, board activity, and votes on related proposals;
›	Strategy of the incumbents versus the dissidents;
›	Independence of directors;
›	Experience and skills of director candidates;
›	Governance profile of the company;
›	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

›	Proposed and current fee schedules;
›	Fund category/investment objective;
›	Performance benchmarks;
›	Share price performance as compared with peers;
›	Resulting fees relative to peers;
›	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

›	Stated specific financing purpose;
›	Possible dilution for common shares;

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›	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

›	Potential competitiveness;
›	Regulatory developments;
›	Current and potential returns; and
›	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

›	The fund's target investments;
›	The reasons given by the fund for the change; and › The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

›	Political/economic changes in the target market;
›	Consolidation in the target market; and
›	Current asset composition.

Change in Fund's Subclassification

General Recommendation: Vote case-by-case on changes in a fund's sub-classification, considering the following factors:

›	Potential competitiveness;
›	Current and potential returns;
›	Risk of concentration;
›	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

›	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

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›	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
›	The company has demonstrated responsible past use of share issuances by either:
›	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
›	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

›	Strategies employed to salvage the company;
›	The fund’s past performance;
›	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

›	The degree of change implied by the proposal;
›	The efficiencies that could result;
›	The state of incorporation;
›	Regulatory standards and implications.

Vote against any of the following changes:

›	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
›	Removal of shareholder approval requirement for amendments to the new declaration of trust;
›	Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
›	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
›	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
›	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

›	Regulations of both states;
›	Required fundamental policies of both states;
›	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

›	Fees charged to comparably sized funds with similar objectives;
›	The proposed distributor’s reputation and past performance;
›	The competitiveness of the fund in the industry;
›	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

›	Resulting fee structure;
›	Performance of both funds;
›	Continuity of management personnel;
›	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

›	Performance of the fund’s Net Asset Value (NAV);
›	The fund’s history of shareholder relations;
›	The performance of other funds under the advisor’s management.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND

EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Exhibit U

Proxy Voting

Policy

Prime, as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients. The firm may offer assistance as to proxy matters upon a client's request, but the client always retains the proxy voting responsibility. Prime's policy of having no proxy voting responsibility is disclosed to clients.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Prime's Chief Compliance Officer, or his designee, has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of clients without an appropriate review and change of the firm's policy with appropriate regulatory requirements being met and records maintained.

Procedure

Prime has adopted various procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

□	Any notice to vote proxies sent to Prime on behalf of any of its clients must be forwarded to the Chief Compliance Officer, or his designee, who will send such notice to the appropriate client representative.

Exhibit V

BAIRD EQUITY ASSET MANAGEMENT

BAIRD EQUITY AM’S PROXY VOTING POLICIES AND PROCEDURES

Revised Effective January 22, 2018

I.	BACKGROUND

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

•	adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes clients securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;
•	disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
•	describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Rule 204-2 of the Advisers Act requires that registered investment advisers maintain records of its proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.

II.	POLICY

The Baird Equity Asset Management department (“Baird Equity AM”) of Robert W. Baird & Co. Incorporated (the “Advisor” or “Baird”) exercises voting authority with respect to securities held by advisory clients that have executed advisory agreements with Baird and that have delegated proxy voting authority to Baird. Baird owes these clients duties of care and loyalty. Baird’s duty of loyalty requires Baird to vote the proxies in a manner consistent with the best interests of advisory clients. While Baird uses its best efforts to vote proxies, there are instances when voting is not practical or is not, in Baird or the portfolio manager’s view, in the best interest of clients.

As a fiduciary, Baird will ascertain whether the independent proxy voting service has the capacity and competency to analyze proxy issues, which may include considering: the adequacy and quality of the independent proxy voting service’s staffing and personnel; the robustness of its policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify and address any conflicts of interest. Further, Baird should ensure that these voting guidelines or recommendation policies are generally appropriate for the clients whose proxies are being voted.

III.	PROXY VOTING COMMITTEE

Baird has established a Proxy Voting Committee (the “Committee”) to oversee Baird’s proxy voting practices, including oversight of the independent proxy voting service. The Committee has established a Proxy Committee Charter to describe its responsibilities under these policies and procedures. The Committee will review, at least annually, these Proxy Voting Policies and Procedures and its Charter. Further, the Committee will appoint a Sub-Committee for Baird’s Asset Management groups to consider proxy voting challenges made by its portfolio managers.

IV.	PROXY VOTING GUIDELINES

Baird utilizes an independent provider of proxy voting and corporate governance service to analyze proxy materials and votes and make independent voting recommendations (the “independent proxy voting service”). Baird’s independent proxy voting service is currently Institutional Shareholder Services Inc. (“ISS”).The independent proxy voting service provides proxy voting guidelines regarding its position on various matters presented by companies to their shareholders for consideration. Baird will typically vote shares in accordance with the recommendations made by the independent proxy voting service. However, the independent proxy voting service’s guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond with the opinions of the portfolio managers.

In the event the portfolio manager believes the independent proxy voting service recommendation is not in the best interest of the client, he/she will bring the issue (a “proxy challenge”) to the SubCommittee by completing a Proxy Vote Challenge Form, which describes, among other things, the issue(s) up for vote and the portfolio manager’s rationale for voting against the voting recommendation of the independent proxy voting service. The Sub-Committee will consider what is in the best interest of clients when evaluating the proxy challenge, including an evaluation of the portfolio manager’s rationale and any potential conflicts of interest. The decision made by the SubCommittee on the proxy challenge will apply to all advisory accounts managed by the portfolio manager (or team of portfolio managers) that submitted the Proxy Voting Challenge Form, unless the client has directed Baird to utilize specific voting guidelines (e.g., Taft-Hartley guidelines). The decision on the issue will be communicated to the portfolio manager and, if the proxy challenge is approved, the Baird’s Proxy Support team will be notified to cast the votes in accordance with the Sub-Committee’s instructions.

For those matters for which the independent proxy voting service does not provide a specific voting recommendation, the portfolio manager will be responsible for casting the vote in a manner he/she believes is in the best interest of clients.

V.	PROXY VOTING EXCEPTIONS

There are instances when voting is not practical or is not, in Baird or the portfolio manager’s view, in the best interest of clients. Some examples of these types of situations are described below:

Certain Foreign Companies. Voting proxies of companies located in some jurisdictions may involve several issues that can restrict or prevent the ability to vote such proxies or entail additional costs, including, but not limited to: (i) requirements to vote proxies in person; (ii) restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; (iii) proxy statements and ballots being written in a language other than English; (iv) untimely notice of shareholder meetings; (v) restrictions on a foreigner’s ability to exercise votes; and (vi) requirements to provide local agents with a power of attorney to facilitate voting instructions. Baird will use a best efforts basis to vote proxies in these situations after weighing the costs and benefits of voting such proxies.

Securities Lending Program. The voting rights for shares that are out on loan are transferred to the borrower and therefore the lender is not entitled to vote the lent shares at the shareholder meeting. In general, Baird believes the revenue received from the lending program outweighs the ability to vote. Therefore, when a client has into a securities lending program, Baird generally will not seek to recall the securities on loan for the purpose of voting the securities; however, Baird reserves the right to recall the shares on loan on a best efforts basis if the portfolio manager becomes aware of a proxy proposal where the proxy vote is materially important to the client’s account.

VI.	CONFLICTS OF INTEREST

There may be instances where Baird’s interests conflict, or appear to conflict, with advisory client interests. For example, Baird (or a Baird affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies. Or, for example, Baird (or Baird’s senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship. There may be a concern that we would vote in favor of management because of our relationship with the company.

We generally believe a material conflict exists if a portfolio manager (or team of portfolio managers) (i) manages or is pursuing management of accounts that are affiliated with the company soliciting proxies, (ii) is aware of investment banking or other relationships that the Advisor has or is pursuing with the company soliciting proxies (or its senior officers) that may give Baird an incentive to vote as recommended by the company, or (iii) has been asked or directed by persons associated with the Advisor or the company soliciting proxies to vote proxies in a certain manner in order to maintain or develop a relationship between the Advisor and the company. The Sub-Committee may also determine a material conflict of interest exists for other reasons.

Baird’s duty is to vote proxies in the best interests of advisory clients. As noted above under the Proxy Voting Guidelines section, Baird will typically vote shares in accordance with the recommendations made by the independent proxy voting service, which generally mitigates conflicts. However, in situations where there is a conflict of interest and the independent proxy voting service does not provide a recommendation or there is a proxy challenge, the Sub-Committee will determine the nature and materiality of the conflict.

•	If the conflict is determined to not be material, the Sub-Committee will vote the proxy in a manner the Sub-Committee believes is in the best interests of the client and without consideration of any benefit to the Advisor or its affiliates.

•	If the conflict is determined to be material, the Sub-Committee will take one of the following steps to resolve the conflict:

1.	Vote the securities in accordance with the recommendations of an independent third party, such as ISS;

2.	Refer the proxy to the advisory client or to a fiduciary of the advisory client for voting purposes;

3.	Suggest that the advisory client engage another party to determine how the proxy should be voted;

4.	If the matter is not addressed by the independent proxy voting service, vote in accordance with management’s recommendation; or

5.	Abstain from voting.

VII.	PROCEDURES

The portfolio managers (or portfolio manager team) are responsible for:

•	casting the vote in a manner he/she believes is in the best interest of clients;

•	being familiar with the proxy voting guidelines of the independent proxy voting services; and

•	completing the Proxy Voting Challenge Form and submitting on a timely basis the Proxy Voting Challenge Form to the Proxy Voting Sub-Committee when he/she believes the independent proxy voting service recommendation is not in the best interest of the client.

Baird Equity AM Operations is responsible for:

•	ensuring a copy of the proxy voting guidelines (and/or changes made to such guidelines) established by the independent proxy voting service are distributed, at least annually, to the portfolio managers (or portfolio management teams);

•	distributing periodic reports to the portfolio managers (or portfolio management teams) on upcoming shareholder meetings to assist the portfolio managers in identifying proposals that may not necessarily correspond with the opinions of the portfolio managers (e.g., recommendations against management);

•	coordinating with the portfolio manager (or portfolio manager team) the voting recommendation for those matters for which the independent proxy voting service does not provide a specific voting recommendation;

•	coordinating, with the assistance of the Compliance Department as needed, any Proxy Voting Sub-Committee meetings;

•	ensuring a conflicts check is performed in situations where there is a proxy challenge or the independent proxy voting service does not provide a recommendation or there is a proxy challenge;

•	ensuring the results of any Sub-Committee meetings are communicated to the portfolio manager (or portfolio manager teams) and, if the proxy challenge is approved by the SubCommittee, notifying Baird’s Proxy Support team to cast the votes in accordance with the Sub-Committee’s instructions;

•	confirming, when possible prior to the voting cut-off date, that Baird’s Proxy Support team properly recorded into the voting instructions into the proxy voting system (currently, ISS) for any approved proxy challenge or for any matters where the independent proxy voting service did not provide a recommendation; and

•	notifying the Proxy Support area of Baird’s Operations group when advisory client request for information on how Baird voted proxies on the advisory client’s behalf.

The Proxy Support area of Baird’s Operations group is responsible for:

•	sending to the Baird Equity AM Operations any proposals in which the third party proxy voting services has not provided a recommendation, and

•	recording or updating, based on the instructions received, the voting instructions in the proxy voting system for (i) any approved proxy voting challenges and (ii) any matters where the proxy voting service did not provide instructions.

VIII.	DISCLOSURE TO CLIENTS

Baird will disclose to clients how they can obtain information from us on how client portfolio securities were voted. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and, upon request, will provide them with a copy of the same. These disclosures will be made in Baird’s Form ADV Part 2A (Brochure).

IX.	RECORDKEEPING

The applicable department or department unit will maintain the following records with respect to proxy voting:

•	a copy of the proxy voting policies and procedures is maintained by the Compliance Department;
•	a copy of all proxy statements received is maintained through the proxy voting system (currently, ISS), the SEC’s EDGAR system or by the Proxy Support team;
•	a record of each vote cast on behalf of an advisory client is maintained through the proxy voting system (currently, ISS) or by the Proxy Support team
•	a copy of any document prepared by Baird that was material to making a voting decision or that memorializes the basis for that decision is maintained as part of the records of the Proxy Voting Sub-Committee;

•	a copy of each written advisory client request for information on how Baird voted proxies on the advisory client’s behalf is maintained by Baird Equity AM Operations; and

•	a copy of any written response to any advisory client request (written or oral) for information on how proxies were voted on behalf of the requesting advisory client is maintained by Baird Equity AM Operations.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

Exhibit W

Proxy Voting Procedures

As SiM will acquire the right to vote proxies with respect to the securities in which the Funds invest, SiM will exercise such voting authority in accordance with the following policies and procedures, which are reasonably designed to ensure that proxies are voted in the best interest of SiM’s clients, and in accordance with the Firm’s fiduciary duties and applicable regulations.

Unless the power to vote proxies for a Client is reserved to that Client (or in the case of an employee benefit plan subject to ERISA, the plan’s trustee or other fiduciaries), SiM would then be responsible for voting the proxies related to that Client’s account.

A.        Duty to Vote Proxies

Proxies are an asset of a Client account, which should be treated by SiM with the same care, diligence and loyalty as any asset belonging to a Client. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of SiM.

Each Client should clearly specify whether the Client has retained the power to vote proxies or whether this power has been delegated to SiM. SiM has the authority to vote all proxies on behalf of the Funds it advises. In every case in which a Client has delegated the power to vote proxies to SiM, every reasonable effort should be made to vote proxies. It is the policy of SiM to review or to direct its agent to review each proxy statement on an individual basis and to vote with the goal to best serve the financial interests of its clients.

If a Client has not delegated the power to vote proxies to SiM, that Client may direct SiM to vote in a particular manner at any time upon written notice to SiM. In those circumstances, SiM will comply with specific Client directions to vote proxies, whether or not such Client directions specify voting proxies in a manner that is different from these policies and procedures. In instances where SiM does not have authority to vote Client proxies, it is the responsibility of the Client to instruct the relevant custodian bank or banks or prime broker to mail proxy material directly to such Client.

SiM may abstain from voting a Client proxy if SiM believes that abstaining from voting is in the applicable Client’s best interest.

B.        Guidelines for Voting Proxies

If a Client has delegated the power to vote proxies to SiM, SiM generally will vote proxies so as to promote the long-term economic value of the underlying securities held by SiM’s clients, and generally will follow the guidelines provided below. Each proxy proposal should be considered on its own merits, and an independent determination should be made whether to support or oppose management’s position. SiM believes that the recommendation of management should be given substantial weight, but SiM will not support management proposals that SiM believes may be detrimental to the underlying value of Client positions.

The Chief Compliance Officer is responsible for administering and overseeing the proxy voting process.

The guidelines set forth below deal with various categories of proxy proposals, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of SiM’s general approach to a wide range of issues. On occasion, SiM may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines are expected to be rare, and SiM will maintain a record supporting such a vote. If a matter is not specifically covered by these guidelines, the Chief Compliance Officer will vote the proxy consistent with the general principles of these guidelines and in the Client’s best interest.

SiM generally characterizes proxy voting issues into two levels (each a “Level”). The Level of proposal will determine the depth of research required by the Chief Compliance Officer when deciding how to vote each proxy.

Provided below are guidelines for certain types of proxy proposals SiM employs to develop its position in its proxy voting procedures within each Level of proposal. This section also provides examples of categories and issues as a guide for SiM and is not intended to be a comprehensive list of all possible issues within each Level.

C.        General Guidelines

Proxies are voted in what is believed to be the Client’s (or fund shareholders’, members’ or partners’) best interest and not necessarily always with management. Each situation is considered individually within the general guidelines. SiM generally categorizes proxies in two Levels. Level I matters normally are voted based on the recommendation of the issuer’s management. Level II matters are those that could meaningfully impact the position of existing equity holders and are thus given special consideration. The Chief Compliance Officer will be responsible for determining the Level of each proposal.

D.        Level I Proposals

Level I proposals are those that do not propose to change the structure, bylaws, or operations of the issuer to the detriment of the equity holders. Given the routine nature of these proposals, proxies will generally be voted with management. However, the Chief Compliance Officer will research the issue before making a conclusion as to how a vote would be in the best interest of the Client. Traditionally, Level I issues include:

■	Approval of auditors
■	Name changes
■	Declaring stock splits
■	Changing the date and/or the location of the annual meeting
■	Minor amendments to the articles of incorporation
■	Automatic dividend reinvestment plans
■	Retirement plans, pensions plans and profit sharing plans, creation of and amendments to the same
■	Any other issues that do not adversely affect investors

E.        Level II Proposals

Issues in this category are more likely to affect the structure and operations of the issuer and, therefore, will have a greater impact on the value of a Client’s investment. The Chief Compliance Officer will review each issue in this category on a case-by-case basis and perform diligent research to make a decision based on the best interest of the Client. As stated previously, voting decisions will be made based on the perceived best interest of the clients. Level II proposals include:

■	Mergers and acquisitions
■	Restructuring
■	Re-incorporation or formation
■	Incentive compensation plans
■	Changes in capitalization
■	Increase or decrease in number of directors
■	Increase or decrease in preferred stock
■	Increase or decrease in common stock or other equity securities
■	Stock option plans or other compensation plans
■	Poison pills
■	Golden parachutes

F.        Voting Process

SiM will receive and forward the proxy statement for each individual meeting to the Chief Compliance Officer to review. The Chief Compliance Officer will examine the materials and then decide on how to vote based on the guidelines and will then arrange for the votes to be entered. The Chief Compliance Officer may employ a third party or utilize specialized software to record and transmit proxy votes electronically. After votes are cast, the Chief Compliance Officer or designee will periodically perform a review to ensure that all proxies received, and for which a voting obligation exists, have been voted.

G.        Conflicts of Interest

On occasion, a conflict of interest may exist between SiM and its clients regarding the outcome of certain proxy votes. In such cases, SiM is committed to resolving the conflict in the best interest of its clients before voting the proxy in question.

If the proxy proposal in question is a Level I Proposal, SiM will typically follow the principles and guidelines described herein in deciding how to vote. Alternatively, SiM may (i) disclose the conflict to affected clients and obtain their consent before voting or (ii) seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Level II Proposal, SiM will take any of the following courses of action to resolve the conflict:

1.	Disclose the conflict to affected clients and obtain their consent before voting;

2.	Suggest that affected client engage an independent third party to determine how the proxy should be voted; or

3.	Vote according to the recommendation of an independent third party, such as a: proxy consultant; research analyst; proxy voting department of a mutual fund or pension fund; or compliance consultant.

H.        Recordkeeping and Reporting

In addition, if SiM exercises voting authority with respect to its clients, it must make and retain the following:

1.	a copy of these policies and procedures;

2.	a copy of each proxy statement that SiM receives regarding Client securities (SiM may satisfy this requirement by relying on a third party to make and retain, on SiM’s behalf, a copy of a proxy statement (provided that SiM has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering Analysis, and Retrieval (EDGAR) system);

3.	a record of each vote cast by SiM on behalf of a Client (SiM may satisfy this requirement by relying on a third party to make and retain, on SiM’s behalf, a record of the vote cast (provided that SiM has obtained an undertaking from the third party to provide a copy of the record promptly upon request));

4.	a copy of any document created by SiM that was material to making a decision how to vote proxies on behalf of a Client or that memorializes the basis for that decision; and

5.	a copy of each written Client request for information on how SiM voted proxies on behalf of the Client, and a copy of any written response by SiM to any (written or oral) Client request for information on how SiM voted proxies on behalf of the requesting Client. All books and records required to be made and described above generally must be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of SiM.

Exhibit X

THORNBURG INVESTMENT MANAGEMENT, INC.

THORNBURG INVESTMENT TRUST

Proxy Voting Policy

March 2017

Policy Objectives

This Policy has been adopted by Thornburg Investment Management, Inc. (“TIM”) and Thornburg Investment Trust (the “Trust”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.

The Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by TIM to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by the Trust to constitute proxy voting policies and procedures referred to in Item 17 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Please see the Glossary of Terms for definitions of terms used in this Policy.

Voting Objectives

This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by an Investment Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client and TIM have agreed that TIM shall vote a specific security or all securities in an Account, TIM may abstain from voting or decline to vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value, when TIM believes the costs of voting exceed the likely benefit to the Investment Client, or when TIM believes other factors indicate that the objectives of the Policy are less likely to be realized by voting a security.

It is also important to the pursuit of the Policy’s voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by agreement with the Investment Client or this Policy.

TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis, nor does TIM control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes. In addition, administrative matters beyond TIM’s control may at times prevent TIM from voting proxies in certain non-US markets (see “Voting Restrictions in Certain Non-US Markets,” below).

ERISA Accounts

Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:

(a)	Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies;

(b)	If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials; and

(c)	TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

(a)	Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the President or the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c)	Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

(d)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);

(e)	Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and

(f)	Recordkeeping in accordance with “Recordkeeping,” below.

The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for accumulating the information similar to the following as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a)	The name of the issuer of the portfolio security;

(b)	An industry standard security identifier;

(d)	The shareholder meeting date;

(e)	A brief identification of the matter voted on;

(f)	Whether a vote was cast on the matter;

(g)	How we cast the vote (e.g., “for,” “against,” “abstain,” or “withhold regarding election of directors”); and

(h)	Whether we cast the vote for or against management.

TIM may use service providers to record and cumulate the foregoing information. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

Communicating Votes

The Proxy Voting Coordinator shall (i) communicate to TIM’s Fund Administration staff proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit Fund Administration to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes.

Record of Voting Delegation

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account’s portfolio securities.

Comment on Voting

It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company’s website and filed with the SEC. The President may authorize comments in specific cases, in his or her discretion.

Joining Insurgent or Voting Committees

It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his or her discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this Policy that proxies shall not be voted on Social Issues except that TIM may substitute its judgment in any specific situation involving a Social Issue as provided in the third paragraph under the caption “Voting Objectives.”

Voting Restrictions in Certain Non-US Markets

Proxy voting in certain countries requires “share blocking.” During a “share blocking” period, shares that will be voted at a meeting may not be sold until the meeting has taken place and the shares are returned to the Investment Client’s custodian bank. TIM may choose not to vote an Investment Client’s shares in a “share blocking” market if TIM believes that the benefit to the Investment Client of being able to sell the shares during this “share blocking” period outweighs the benefit of exercising the vote. TIM will exercise its judgment subject to any specific voting instructions agreed to between TIM and the Investment Client.

Certain non-US markets require that TIM provide a power of attorney to give local agents authority to carry out TIM’s voting instructions. While TIM will make efforts to comply with relevant local market rules, TIM frequently does not provide a power of attorney for the following reasons that include but are not limited to: (i) TIM may not have the required Investment Client information that the local market requires, (ii) TIM may deem the expense too great, or (iii) TIM may determine not to provide a power of attorney based upon advice of legal counsel. Failure to provide an effective power of attorney in a particular non-US market may prevent TIM from being able to vote an Investment Client’s shares in that market.

Annual Review of Policy Function

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer, or a Designated Compliance Officer, shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a)	Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d)	Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e)	Prepare written reports respecting the foregoing items to the President, the Trustees of the Trust, and any Investment Company Clients for which such a report is required.

Recordkeeping

The Proxy Voting Coordinator shall maintain the following records:

(a)	A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system or similar accessible database;

(b)	Voting Results for each Investment Client;

(c)	A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(d)	A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client; and

(e)	Communications to Investment Clients respecting Conflicts of Interest.

The Chief Compliance Officer, or a Designated Compliance Officer, shall maintain the following records:

(a)	Copies of this Policy as from time to time revised or supplemented;

(b)	All written reports arising from annual reviews of policy function; and

(c)	Chronological record of proxy voting records reviewed by quarter.

All records shall be maintained and preserved pursuant to the separately adopted Document Retention and Destruction Policy for the time period indicated in the current Books and Records Matrix.

The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

Glossary of Terms

“Account” means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.

“Chief Compliance Officer” means the Chief Compliance Officer of TIM.

“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of TIM or any affiliate, and the duties of TIM to the Investment Client who is the owner of the Account.

“ERISA” means the Employee Retirement Income Security Act of 1975, as amended. Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA.

“Investment Client” means any person with whom TIM has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom TIM is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.

“Investment Company” means a company registered as such under the Investment Company Act.

“President” means the president of TIM, or in the event of his or her unavailability any individual who is a vice president and managing director of TIM.

“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

“TIM” means Thornburg Investment Management, Inc.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

Exhibit Y

Proxy Voting

Rule 206(4)-6 under the Advisers Act requires every adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. The Rule also requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

As a matter of firm policy and practice, WFPRA does not have any authority to and does not vote proxies on behalf of advisory clients, except as otherwise required for ERISA clients under ERISA. Non-ERISA clients retain the responsibility for receiving and voting proxies for any and all securities maintained in client portfolios. Such clients will receive their proxies or other solicitations directly from their custodian or transfer agent. As a matter of practice, WFPRA does not discuss with such clients any questions that a client may have about a particular solicitation

As of the date of this Compliance Manual Supplement [May 29, 2014], WFPRA is not permitted to manage equity positions for clients. In the future, prior to accepting any ERISA clients and to the extent WFPRA manages any regularly voting securities on behalf of such clients, the Board will cause WFPRA to adopt proxy voting policies and procedures pursuant to SEC rule 206(4)-6 that are reasonably designed to ensure that proxies are voted in the best interest of such clients. Such policies and procedures will establish a mechanism to address certain conflicts of interest between WFPRA and such clients. Such clients will be able to obtain a copy of the proxy voting policies and procedures upon request.

THE ADVISORS’ INNER CIRCLE FUND

EDGEWOOD GROWTH FUND

PROSPECTUS

March 1, 2018

INSTITUTIONAL SHARES TICKER SYMBOL: EGFIX

RETAIL SHARES TICKER SYMBOL: EGFFX

SERVICE SHARES TICKER SYMBOL: EGFSX

INVESTMENT ADVISER:

EDGEWOOD MANAGEMENT LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

Edgewood growth Fund – institutional shares	1
Investment Objective	1
Fees and Expenses OF THE FUND	1
Principal Investment Strategies	2
Principal Risks of Investing in the Fund	2
Performance Information	3
Investment Adviser	4
Portfolio Managers	4
edgewood growth fund – retail shares	6
Investment Objective	6
Fees and Expenses OF THE FUND	6
Principal Investment Strategies	7
Principal Risks of Investing in the Fund	7
Performance Information	8
Investment Adviser	9
Portfolio Managers	9
edgewood growth fund – Service Shares	11
Investment Objective	11
Fees and Expenses OF THE FUND	11
Principal Investment Strategies	12
Principal Risks of Investing in the Fund	12
Performance Information	13
Investment Adviser	14
Portfolio Managers	14
SUMMARY INFORMATION ABOUT THE PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARY COMPENSATION	16
MORE INFORMATION ABOUT RISK	17
MORE INFORMATION ABOUT FUND INVESTMENTS	18
INFORMATION ABOUT PORTFOLIO HOLDINGS	18
MORE INFORMATION ABOUT THE INVESTMENT ADVISER	18
INVESTMENT TEAM	19
PURCHASING, SELLING AND EXCHANGING FUND SHARES	20
PAYMENTS TO FINANCIAL INTERMEDIARIES	27
OTHER POLICIES	28
DIVIDENDS AND DISTRIBUTIONS	31
TAXES	31
Additional Information	33
FINANCIAL HIGHLIGHTS	34
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND	BACK COVER

As of the date of this prospectus, Service Shares are not available for purchase.

i

EDGEWOOD GROWTH FUND – INSTITUTIONAL SHARES

Investment Objective

The investment objective of the Edgewood Growth Fund (the “Fund”) is to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	1.00%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	1.07%
Less Fee Waivers and/or Expense Reimbursements[1]	(0.07)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%
1	Edgewood Management LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the average daily net assets of the Fund’s Institutional Shares until February 28, 2019 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) or by the Adviser, upon ninety (90) days’ prior written notice, effective as of the close of business on February 28, 2019, provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Trustees who are not interested persons of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$102	$333	$583	$1,299

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund is non-diversified and primarily invests in a core group of 15-35 equity securities, including both common stocks and sponsored American Depositary Receipts (“ADRs”), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. The Fund is flexibly managed, with the ability to invest in equity securities of a smaller number of issuers and/or sectors than diversified mutual funds. The Fund focuses on U.S. companies that the Adviser believes are quality companies with stock that offer the potential for future price appreciation.

In selecting investments for the Fund, the Adviser seeks to identify companies possessing fundamentally strong market positions in growing industries, exceptional earnings power, and consistency of earnings performance, with a particular focus on growing companies experiencing superior rates of return over varying economic cycles. Investment decisions are based upon a fundamental analysis that emphasizes company-specific research. The goal of the process is to invest in growth companies in both established and growing industries that display the following characteristics: a record of consistent earnings power; an earnings growth rate in excess of the S&P 500 Growth Index; a dominant market position or proven strength; attractive fundamental financial valuation; superior management; management/insider ownership; and an industry growth rate in excess of the growth of gross domestic product (“GDP”). The Fund’s investments are expected to have a bias toward larger capitalization issuers (those with market capitalizations in excess of $10 billion), but the Fund may also invest in small-capitalization (between $100 million and $4 billion) and medium-capitalization (between $4 billion and $10 billion) companies.

The Fund intends to buy and hold securities for the long-term and seeks to keep moderate portfolio turnover. However, the Adviser may sell a security in response to deterioration in a company’s business prospects, performance or financial strength, when the security’s price is no longer justifiable or if the security demonstrates earnings disappointments.

Principal Risks of Investing in the Fund

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

2

Non-Diversification Risk – The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Small- and Medium-Capitalization Company Risk – To the extent that the Fund invests in small- and medium-capitalization companies, the Fund may be subject to additional risk. The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk – When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Investment Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year and by showing how the Fund’s Institutional Shares’ average annual returns for 1, 5 and 10 years and since the Fund’s inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.edgewoodfunds.com or by calling 1-800-791-4226.

2008	(39.14)%
2009	30.73%
2010	12.15%
2011	3.73%
2012	18.72%
2013	37.19%
2014	13.50%
2015	11.59%
2016	3.57%
2017	34.82%

3

BEST QUARTER	WORST QUARTER
18.65%	(26.44)%
(09/30/2010)	(12/31/2008)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Shares’ average annual total returns for periods ended December 31, 2017 to those of appropriate broad based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	1 Year	5 Years	10 Years	Since Inception (2/28/2006)
Fund Return Before Taxes	34.82%	19.39%	10.30%	10.94%
Fund Return After Taxes on Distributions	34.23%	18.64%	9.95%	10.61%
Fund Return After Taxes on Distributions and Sale of Fund Shares	19.87%	15.62%	8.43%	9.11%
S&P 500 Growth Index Return (reflects no deduction for fees, expenses, or taxes)	27.44%	17.00%	9.99%	9.98%
S&P 500 Index Return (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%	8.69%

Investment Adviser

Edgewood Management LLC

Portfolio Managers

Mr. Alan W. Breed, President and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Lawrence G. Creel, Partner and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Scott Edwardson, Partner, has managed the Fund since its inception in 2006.

Mr. Alexander Farman-Farmaian, Vice Chairman and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Peter Jennison, Partner and Member of the Board of Managers, has managed the Fund since its inception in 2006.

4

Mr. Kevin R. Seth, Partner and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Nicholas A. Stephens, CFA, Partner and Member of the Board of Managers, has managed the Fund since its inception in 2006.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 16 of the prospectus.

5

EDGEWOOD GROWTH FUND – RETAIL SHARES

Investment Objective

The investment objective of the Edgewood Growth Fund (the “Fund”) is to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Retail Shares
Management Fees		1.00%
Distribution and/or Service (12b-1) Fees		0.25%
Other Expenses		0.22%
Shareholder Servicing Fees	0.15%
Other Operating Expenses	0.07%
Total Annual Fund Operating Expenses		1.47%
Less Fee Waivers and/or Expense Reimbursements[1]		(0.07)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements		1.40%
1	Edgewood Management LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Distribution and/or Service (12b-1) Fees, Shareholder Servicing Fees, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the average daily net assets of the Fund’s Retail Shares until February 28, 2019 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) or by the Adviser, upon ninety (90) days’ prior written notice, effective as of the close of business on February 28, 2019, provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Trustees who are not interested persons of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

6

	1 Year	3 Years	5 Years	10 Years
Retail Shares	$143	$458	$796	$1,751

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund is non-diversified and primarily invests in a core group of 15-35 equity securities, including both common stocks and sponsored American Depositary Receipts (“ADRs”), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. The Fund is flexibly managed, with the ability to invest in equity securities of a smaller number of issuers and/or sectors than diversified mutual funds. The Fund focuses on U.S. companies that the Adviser believes are quality companies with stock that offer the potential for future price appreciation.

In selecting investments for the Fund, the Adviser seeks to identify companies possessing fundamentally strong market positions in growing industries, exceptional earnings power, and consistency of earnings performance, with a particular focus on growing companies experiencing superior rates of return over varying economic cycles. Investment decisions are based upon a fundamental analysis that emphasizes company-specific research. The goal of the process is to invest in growth companies in both established and growing industries that display the following characteristics: a record of consistent earnings power; an earnings growth rate in excess of the S&P 500 Growth Index; a dominant market position or proven strength; attractive fundamental financial valuation; superior management; management/insider ownership; and an industry growth rate in excess of the growth of gross domestic product (“GDP”). The Fund’s investments are expected to have a bias toward larger capitalization issuers (those with market capitalizations in excess of $10 billion), but the Fund may also invest in small-capitalization (between $100 million and $4 billion) and medium-capitalization (between $4 billion and $10 billion) companies.

The Fund intends to buy and hold securities for the long-term and seeks to keep moderate portfolio turnover. However, the Adviser may sell a security in response to deterioration in a company’s business prospects, performance or financial strength, when the security’s price is no longer justifiable or if the security demonstrates earnings disappointments.

Principal Risks of Investing in the Fund

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

7

Non-Diversification Risk – The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Small- and Medium-Capitalization Company Risk – To the extent that the Fund invests in small- and medium-capitalization companies, the Fund may be subject to additional risk. The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk – When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Investment Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Retail Shares’ performance from year to year and by showing how the Fund’s Retail Shares’ average annual returns for 1, 5 and 10 years and since the Fund’s inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.edgewoodfunds.com or by calling 1-800-791-4226.

2008	(39.90)%
2009	30.94%
2010	11.97%
2011	3.53%
2012	18.64%
2013	37.59%
2014	13.04%
2015	11.18%
2016	3.15%
2017	34.28%

8

BEST QUARTER	WORST QUARTER
18.97%	(26.89)%
(09/30/2010)	(12/31/2008)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Retail Shares’ average annual total returns for periods ended December 31, 2017 to those of appropriate broad based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	1 Year	5 Years	10 Years	Since Inception (2/28/2006)
Fund Return Before Taxes	34.28%	19.09%	9.99%	10.62%
Fund Return After Taxes on Distributions	33.67%	18.31%	9.63%	10.27%
Fund Return After Taxes on Distributions and Sale of Fund Shares	19.57%	15.36%	8.16%	8.82%
S&P 500 Growth Index Return (reflects no deduction for fees, expenses, or taxes)	27.44%	17.00%	9.99%	9.98%
S&P 500 Index Return (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%	8.69%

Investment Adviser

Edgewood Management LLC

Portfolio Managers

Mr. Alan W. Breed, President and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Lawrence G. Creel, Partner and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Scott Edwardson, Partner, has managed the Fund since its inception in 2006.

Mr. Alexander Farman-Farmaian, Vice Chairman and Member of the Board of Managers, has managed the Fund since its inception in 2006.

9

Mr. Peter Jennison, Partner and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Kevin R. Seth, Partner and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Nicholas A. Stephens, CFA, Partner and Member of the Board of Managers, has managed the Fund since its inception in 2006.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 16 of the prospectus.

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EDGEWOOD GROWTH FUND – Service Shares

Investment Objective

The investment objective of the Edgewood Growth Fund (the “Fund”) is to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Service Shares
Management Fees		1.00%
Other Expenses		0.33%
Shareholder Servicing Fees	0.25%
Other Operating Expenses	0.08%
Total Annual Fund Operating Expenses		1.33%
Less Fee Waivers and/or Expense Reimbursements[1]		(0.08)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements		1.25%
1	Edgewood Management LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, Shareholder Servicing Fees, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the average daily net assets of the Fund’s Service Shares until February 28, 2019 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) or by the Adviser, upon ninety (90) days’ prior written notice, effective as of the close of business on February 28, 2019, provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Trustees who are not interested persons of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Service Shares	$127	$414	$721	$1,594

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund is non-diversified and primarily invests in a core group of 15-35 equity securities, including both common stocks and sponsored American Depositary Receipts (“ADRs”), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. The Fund is flexibly managed, with the ability to invest in equity securities of a smaller number of issuers and/or sectors than diversified mutual funds. The Fund focuses on U.S. companies that the Adviser believes are quality companies with stock that offer the potential for future price appreciation.

In selecting investments for the Fund, the Adviser seeks to identify companies possessing fundamentally strong market positions in growing industries, exceptional earnings power, and consistency of earnings performance, with a particular focus on growing companies experiencing superior rates of return over varying economic cycles. Investment decisions are based upon a fundamental analysis that emphasizes company-specific research. The goal of the process is to invest in growth companies in both established and growing industries that display the following characteristics: a record of consistent earnings power; an earnings growth rate in excess of the S&P 500 Growth Index; a dominant market position or proven strength; attractive fundamental financial valuation; superior management; management/insider ownership; and an industry growth rate in excess of the growth of gross domestic product (“GDP”). The Fund’s investments are expected to have a bias toward larger capitalization issuers (those with market capitalizations in excess of $10 billion), but the Fund may also invest in small-capitalization (between $100 million and $4 billion) and medium-capitalization (between $4 billion and $10 billion) companies.

The Fund intends to buy and hold securities for the long-term and seeks to keep moderate portfolio turnover. However, the Adviser may sell a security in response to deterioration in a company’s business prospects, performance or financial strength, when the security’s price is no longer justifiable or if the security demonstrates earnings disappointments.

Principal Risks of Investing in the Fund

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

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Non-Diversification Risk – The Fund is non-diversified and its investment strategy often results in a core group of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

Small- and Medium-Capitalization Company Risk – To the extent that the Fund invests in small- and medium-capitalization companies, the Fund may be subject to additional risk. The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk – When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Investment Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years and since the Fund’s inception compare with those of a broad measure of market performance.

The Fund’s Service Shares had not commenced operations as of the date of this prospectus, and, therefore, the Fund’s Service Shares’ performance information is not presented. The performance information provided shows the returns of the Fund’s Retail Shares, which are also offered in this prospectus. The Service Shares would have substantially similar performance as the Retail Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of the Service Shares are lower than the expenses of the Retail Shares.

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Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.edgewoodfunds.com or by calling 1-800-791-4226.

2008	(39.90)%
2009	30.94%
2010	11.97%
2011	3.53%
2012	18.64%
2013	37.59%
2014	13.04%
2015	11.18%
2016	3.15%
2017	34.28%

BEST QUARTER	WORST QUARTER
18.97%	(26.89)%
(09/30/2010)	(12/31/2008)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for periods ended December 31, 2017 to those of appropriate broad based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	1 Year	5 Years	10 Years	Since Inception (2/28/2006)
Fund Return Before Taxes	34.28%	19.09%	9.99%	10.62%
Fund Return After Taxes on Distributions	33.67%	18.31%	9.63%	10.27%
Fund Return After Taxes on Distributions and Sale of Fund Shares	19.57%	15.36%	8.16%	8.82%
S&P 500 Growth Index Return (reflects no deduction for fees, expenses, or taxes)	27.44%	17.00%	9.99%	9.98%
S&P 500 Index Return (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%	8.69%

Investment Adviser

Edgewood Management LLC

Portfolio Managers

Mr. Alan W. Breed, President and Member of the Board of Managers, has managed the Fund since its inception in 2006.

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Mr. Lawrence G. Creel, Partner and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Scott Edwardson, Partner, has managed the Fund since its inception in 2006.

Mr. Alexander Farman-Farmaian, Vice Chairman and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Peter Jennison, Partner and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Kevin R. Seth, Partner and Member of the Board of Managers, has managed the Fund since its inception in 2006.

Mr. Nicholas A. Stephens, CFA, Partner and Member of the Board of Managers, has managed the Fund since its inception in 2006.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 16 of the prospectus.

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Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $100,000 for Institutional Shares (including for IRAs) and at least $3,000 for Retail Shares and Service Shares ($2,000 for IRAs). The Fund may accept investments of smaller amounts in its sole discretion. There are no minimums for subsequent investments. As of the date of this prospectus, Service Shares are not available for purchase.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail or telephone at 1-800-791-4226.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers.

Equity Risk – Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Non-Diversification Risk – The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Small- and Medium-Capitalization Company Risk – To the extent that the Fund invests in small- and medium-capitalization companies, the Fund may be subject to additional risk. The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Security Risk – Investments in securities of foreign companies or governments (including direct investments as well as through ADRs) can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

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Investment Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

MORE INFORMATION ABOUT FUND INVESTMENTS

The investment objective of the Fund is to provide long-term growth of capital. This investment objective may be changed without shareholder approval.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. In the event that the Adviser determines that securities meeting the Fund’s investment objective are not readily available for purchase, the Fund may hold uninvested assets in cash or money market instruments in order to maintain liquidity. In addition, during unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for growth of total return.

This prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goal.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete alphabetical list of its portfolio holdings on a quarterly basis, forty-five (45) days after the end of the fiscal quarter. The portfolio information described above can be found on the internet at http://aicfundholdings.com/edgewood. The information will generally remain available until replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund’s portfolio holdings from such publication when deemed to be in the best interest of the Fund. Please consult the Fund’s SAI for a full description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

MORE INFORMATION ABOUT THE INVESTMENT ADVISER

Edgewood Management LLC is a New York limited liability company formed in 2006 and is the successor to Edgewood Management Company, founded in 1974. The Adviser is located at 535 Madison Avenue, 15th Floor, New York, New York 10022. As of December 31, 2017, the Adviser had approximately $23.3 billion in assets under management.

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The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, distribution and/or service (12b-1) fees, shareholder servicing fees, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the average daily net assets of each of the Fund’s share classes until February 28, 2019 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated by the Board or by the Adviser, upon ninety (90) days’ prior written notice, effective as of the close of business on February 28, 2019, provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Trustees who are not interested persons of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

For the fiscal year ended October 31, 2017, the Fund paid 0.93% of its average daily net assets (after fee waivers) in advisory fees to the Adviser.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated April 30, 2018, which will cover the period from November 1, 2017 to April 30, 2018.

INVESTMENT TEAM

The Edgewood Growth Fund is managed by a team of investment professionals. The following members of the investment team are jointly and primarily responsible for the day-to-day management of the Fund and have served on the portfolio management team of the Fund since its inception in 2006.

Mr. Alan W. Breed joined the Adviser in 1994 as a Partner and has served as President of the Adviser since June 1998, after serving as a Managing Director from January 1994 to June 1998. Mr. Breed has more than 34 years of investment experience.

Mr. Lawrence G. Creel has served as a Partner of the Adviser since February 1997. Mr. Creel has more than 32 years of investment experience.

Mr. Scott Edwardson has served as a Partner of the Adviser since December 2016, after serving as a Managing Director from December 2010 to December 2016 and a Senior Research Analyst from May 2000 to December 2010. Mr. Edwardson has more than 19 years of investment experience.

Mr. Alexander Farman-Farmaian has served as Vice Chairman and Partner of the Adviser since January 2006. Mr. Farman-Farmaian has more than 31 years of investment experience.

Mr. Peter Jennison has served as a Partner of the Adviser since January 2006. Mr. Jennison has more than 32 years of investment experience.

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Mr. Kevin R. Seth has served as a Partner of the Adviser since February 1995. Mr. Seth has more than 34 years of investment experience.

Mr. Nicholas A. Stephens, CFA, has served as a Partner of the Adviser since January 1993. Mr. Stephens has more than 33 years of investment experience.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase and sell (sometimes called “redeem”) Retail, Institutional and Service Shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

The Fund offers three classes of shares to investors: Institutional Shares, Retail Shares and Service Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Shares, Retail Shares and Service Shares. Contact your financial intermediary or the Fund for more information about the Fund’s share classes and how to choose between them. As of the date of this prospectus, Services Shares are not available for purchase.

Class Name	Eligible Investors	Investment Minimums	Fees
Institutional Shares	Primarily institutional investors	Initial – $100,000, including for IRAs Subsequent – None	No 12b-1 Fee No shareholder servicing fee
Retail Shares	Primarily individual investors	Initial – $3,000 ($2,000 for IRAs) Subsequent – None	0.25% 12b-1 Fee Shareholder servicing fee in an amount not to exceed 0.25%
Service Shares	Generally purchased through an account with financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions	Initial – $3,000 ($2,000 for IRAs) Subsequent – None	No 12b-1 Fee Shareholder servicing fee in an amount not to exceed 0.25%

Institutional Shares, Retail Shares and Service Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Certain classes provide for higher 12b-1 fees and/or shareholder servicing fees to be paid to financial intermediaries. These payments may create a conflict of interest by influencing a financial intermediary to offer such classes, even though less expensive classes could increase the return on your investment. Your financial intermediary can tell you which class of shares is available through the intermediary.

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The Fund reserves the right to change the criteria for eligible investors and accept initial investments of smaller amounts in its sole discretion.

How to Purchase Fund Shares

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-800-791-4226.

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

Regular Mail Address

Edgewood Growth Fund

P.O. Box 219009

Kansas City, Missouri 64121-9009

Express Mail Address

Edgewood Growth Fund

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, Missouri 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 1-800-791-4226 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

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Wiring Instructions

UMB Bank, N.A.

ABA#: 101000695

Edgewood Growth Fund

DDA# 9870523965

Ref: account number/account name/share class

Retail Shares − By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. Purchases can be made monthly, quarterly, semi-annually, or annually in amounts of at least $100. To cancel or change a plan, write to the Fund at: Edgewood Growth Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: Edgewood Growth Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such transactions will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share (the offering price) will be the next-determined NAV per share after the Fund or authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Fund is provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of the Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

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Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Fund Calculates NAV

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price such securities at fair value−for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. Foreign securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any foreign securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the foreign markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider any relevant information related to the securities, such as the performance of securities on their primary exchanges, foreign currency appreciation/depreciation or securities market movements in the United States.

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Minimum Investments

To purchase Institutional Shares of the Fund for the first time, including an initial purchase through an IRA, you must invest at least $100,000. To purchase Retail and Service Shares of the Fund for the first time, you must invest at least $3,000 ($2,000 for an IRA). There are no minimums for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

Fund Codes

The Fund’s reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

Edgewood Growth Fund	Ticker Symbol	CUSIP	Fund Code
Retail Shares	EGFFX	0075W0742	2130
Institutional Shares	EGFIX	0075W0759	2131
Service Shares	EGFSX	0075W0437	2132

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund’s transfer agent directly by mail or telephone at 1-800-791-4226.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-800-791-4226 for more information.

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The sale price will be the next-determined NAV after the Fund receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

•	The Fund name;

•	The account number;

•	The dollar amount or number of shares you wish to redeem;

•	The account name(s);

•	The share class; and

•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

Edgewood Growth Fund

P.O. Box 219009

Kansas City, Missouri 64121-9009

Express Mail Address

Edgewood Growth Fund

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, Missouri 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-800-791-4226 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank by either Fed wire or ACH.

Retail Shares − By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

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Receiving Your Money

Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request. The Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

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How to Exchange Your Fund Shares

At no charge, you may convert one class of shares of the Fund directly to another class of shares of the Fund by writing to or calling the Fund, subject to the fees and expenses of such other class of shares, and provided that you meet the eligibility requirements applicable to investing in such other class of shares, as set forth in this prospectus. You may only convert shares between accounts with identical registrations (i.e., the same names and addresses). A conversion between share classes of the Fund is not a taxable event.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Retail Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Retail Shares of the Fund is 0.25%.

Shareholder Servicing Plan

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Fund’s Retail Shares and Service Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Other Payments by the Fund

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution or shareholder services fees the Fund may pay to financial intermediaries pursuant to the Fund’s distribution plan or shareholder servicing plan.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

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The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

OTHER POLICIES

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of their Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

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The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than four “round trips” into or out of the Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

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Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund.

Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; and/or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

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Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-800-791-4226.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "Tax Act") makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

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You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder's tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

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Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Institutional and Retail Shares of the Fund. This information is intended to help you understand the Fund’s financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Fund, which is available upon request by calling the Fund at 1-800-791-4226.

Because Service Shares of the Fund had not commenced operations during the fiscal year ended October 31, 2017, financial highlights are not available for Service Shares of the Fund.

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      Selected Per Share Data & Ratios
 For a Share Outstanding Throughout Each Year

	Institutional Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Year	$22.41	$22.67	$21.35	$17.46	$13.33
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.09)	(0.07)	(0.02)	(0.04)	(0.01)
Net Realized and Unrealized Gain	7.51	0.52	2.34	4.16	4.17
Total from Operations	7.42	0.45	2.32	4.12	4.16
Dividends and Distributions:
Net Investment Income	—	(0.00)*	—	—	(0.03)
Net Realized Gain	(0.48)	(0.71)	(1.00)	(0.23)	—
Total Dividends and Distributions	(0.48)	(0.71)	(1.00)	(0.23)	(0.03)
Net Asset Value, End of Year	$29.35	$22.41	$22.67	$21.35	$17.46
Total Return†	33.75%	2.15%	11.37%	23.89%	31.24%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$10,290,880	$6,069,112	$4,753,281	$3,403,172	$2,348,571
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.07%	1.08%	1.09%	1.10%	1.11%
Ratio of Net Investment Loss to Average Net Assets	(0.36)%	(0.33)%	(0.10)%	(0.20)%	(0.06)%
Portfolio Turnover Rate	13%	31%	24%	41%	40%

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Calculated using average shares.

*	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

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    Selected Per Share Date & Ratios
For a Share Outstanding Throughout Each Year

	Retail Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Year	$21.74	$22.09	$20.91	$17.13	$13.03
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.19)	(0.15)	(0.10)	(0.10)	(0.07)
Net Realized and Unrealized Gain	7.26	0.51	2.28	4.11	4.17
Total from Operations	7.07	0.36	2.18	4.01	4.10
Dividends and Distributions:
Net Investment Income	—	—	—	—	—
Net Realized Gain	(0.48)	(0.71)	(1.00)	(0.23)	—
Total Dividends and Distributions	(0.48)	(0.71)	(1.00)	(0.23)	—
Net Asset Value, End of Year	$28.33	$21.74	$22.09	$20.91	$17.13
Total Return†	33.17%	1.77%	10.92%	23.71%	31.47%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$508,244	$309,421	$297,947	$211,175	$164,324
Ratio of Expenses to Average Net Assets	1.40%	1.39%	1.39%	1.35%	1.41%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.47%	1.47%	1.48%	1.45%	1.53%
Ratio of Net Investment Loss to Average Net Assets	(0.75)%	(0.71)%	(0.49)%	(0.53)%	(0.45)%
Portfolio Turnover Rate	13%	31%	24%	41%	40%

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

36

THE ADVISORS’ INNER CIRCLE FUND

EDGEWOOD GROWTH FUND

Investment Adviser

Edgewood Management LLC

535 Madison Avenue, 15th Floor

New York, New York 10022

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103-2921

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about the Fund and The Advisors’ Inner Circle Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Fund’s holdings and contain information from the Adviser about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI or Annual or Semi-Annual Report or More Information:

By Telephone:	1-800-791-4226

By Mail:	Edgewood Growth Fund

P.O. Box 219009

Kansas City, Missouri 64121-9009

By Internet:	www.edgewoodfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-06400.

EMC-PS-001-1400

37

STATEMENT OF ADDITIONAL INFORMATION

EDGEWOOD GROWTH FUND

(Institutional Class Shares Ticker Symbol: EGFIX)

(Retail Shares Ticker Symbol: EGFFX)

(Service Shares Ticker Symbol: EGFSX)

a series of THE ADVISORS’ INNER CIRCLE FUND

March 1, 2018

Investment Adviser:

EDGEWOOD MANAGEMENT LLC

This Statement of Additional Information (“SAI”) is not a prospectus. It is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the Edgewood Growth Fund (the “Fund”). This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectus dated March 1, 2018, as it may be amended from time to time (“Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Fund, which includes the Fund’s audited financial statements dated October 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or Annual Report free of charge by writing to the Fund at P.O. Box 219009, Kansas City, Missouri 64121-9009 or calling toll-free at 1-800-791-4226.

i

THE TRUST	S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES	S-1
DESCRIPTION OF PERMITTED INVESTMENTS	S-2
INVESTMENT LIMITATIONS	S-12
THE ADVISER	S-13
THE PORTFOLIO MANAGERS	S-14
THE ADMINISTRATOR	S-16
THE DISTRIBUTOR	S-16
PAYMENTS TO FINANCIAL INTERMEDIARIES	S-17
THE TRANSFER AGENT	S-18
THE CUSTODIAN	S-18
INDEPENDENT registered public accounting firm	S-19
LEGAL COUNSEL	S-19
SECURITIES LENDING	S-19
TRUSTEES AND OFFICERS OF THE TRUST	S-19
PURCHASING AND REDEEMING SHARES	S-29
DETERMINATION OF NET ASSET VALUE	S-29
taxes	S-31
FUND TRANSACTIONS	S-36
portfolio holdings	S-38
DESCRIPTION OF SHARES	S-39
SHAREHOLDER LIABILITY	S-39
LIMITATION OF TRUSTEES’ LIABILITY	S-40
PROXY VOTING	S-40
codes of ethics	S-40
PRINCIPAL Shareholders AND CONTROL PERSONS	S-40
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIEs and procedures	B-1

As of the date of this SAI, Service Shares of the Fund are not available for purchase.

March 1, 2018	EMC-SX-001-1300

ii

THE TRUST

General. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the Fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

Description of Multiple Classes of Shares. The Trust is authorized to offer shares of the Fund in Institutional Shares, Retail Shares and Service Shares. The different classes provide for variations in certain distribution and shareholder servicing expenses and in the minimum initial investment requirements and investor eligibility. Minimum investment requirements and investor eligibility are described in the Prospectus. For more information on distribution and shareholder servicing expenses, see “Payments to Financial Intermediaries” in this SAI. The Trust reserves the right to create and issue additional classes of shares.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of the Board of Trustees of the Trust (each, a “Trustee” and together, the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

Non-Diversification. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that a relatively high percentage of assets of the Fund may be invested in obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence that the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), which generally requires that the Fund be diversified (i.e., that it will not invest more than 5% of its assets in the securities of any one issuer) with respect to 50% of its assets.

S-1

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices of the Fund and the associated risk factors. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below.

American Depositary Receipts. American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Equity Securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

S-2

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

S-3

Exchange-Traded Funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the securities comprising the index which an index ETF is designed to track or the other holdings of an active or index ETF, although lack of liquidity in an ETF could result in it being more volatile than the tracked index or underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also “Securities of Other Investment Companies” below.

Fixed Income Securities. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund’s net asset value.

Foreign Securities. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Money Market Securities. Money market securities include: short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service (“Moody’s”), or determined by Edgewood Management LLC (the “Adviser”) to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described in this SAI. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

U.S. Government Securities. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

S-4

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover agreement, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10 percent annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

S-5

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Bank Obligations. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Fund acquires a security from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities if the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Securities of Other Investment Companies. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

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For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the U.S. Securities and Exchange Commission (the “SEC”) to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR ETFs and procedures approved by the Board, the Fund may invest in these ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither these ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments, or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

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Futures and Options on Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”).

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Fund’s investment strategies and may adversely affect the Fund’s performance.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks. With respect to futures contracts that are contractually required to “cash settle,” the Fund may cover its position by maintaining with its custodian bank (and marking-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract, rather than the notional value of the contract, or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities. However, by segregating assets in an amount equal to the net obligation rather than the notional amount of cash settled futures, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid securities equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

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The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Fund will be “covered,” which means that the Fund will own an equal amount of the underlying foreign currency.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When the Fund writes an option on a security, an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Adviser determines is appropriate in seeking the Fund’s investment objective, and except as restricted by the Fund’s investment limitations. See “Investment Limitations” below.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

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The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefore. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

The Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC” options) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

Restricted Securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the “1933 Act”), or an exemption from registration. As consistent with the Fund’s investment objective, the Fund may invest in Section 4(a)(2) commercial paper. Section 4(a)(2) commercial paper is issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(a)(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

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Short Sales. As is consistent with the Fund’s investment objective, the Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover the Fund’s short position.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

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INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Fund may not:

1.	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

In addition to the investment objective of the Fund, the following investment limitations of the Fund are non-fundamental and may be changed by the Board without shareholder approval.

The Fund may not:

1.	Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation: (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

2.	Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300%, including the amount borrowed, is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

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3.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

4.	Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

5.	Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as short sales, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Commodities and Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER

General. Edgewood Management LLC, located at 535 Madison Avenue, 15th Floor, New York, New York 10022, serves as the investment adviser to the Fund. The Adviser is a New York limited liability company formed in 2006 and is the successor to Edgewood Management Company, founded in 1974. Alan Breed is the largest shareholder of Edgewood Management Company I, Inc., the majority owner of the Adviser. The Adviser is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended. As of December 31, 2017, the Adviser had approximately $23.3 billion in assets under management.

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Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement, dated February 27, 2006 (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund, or, by the Adviser, on not less than 30 days’ nor more than 60 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, distribution and/or service (12b-1) fees, shareholder servicing fees, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the average daily net assets of each of the Fund’s share classes until February 28, 2019 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated by the Board or by the Adviser, upon ninety (90) days’ prior written notice, effective as of the close of business on February 28, 2019, provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Trustees who are not interested persons of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the Adviser the following advisory fees:

Contractual Advisory Fees			Fees Waived by the Adviser			Total Fees Paid to the Adviser (After Waivers)
2015	2016	2017	2015	2016	2017	2015	2016	2017
$42,215,854	$56,502,294	$86,183,209	$3,793,371	$4,697,353	$6,073,930	$38,422,483	$51,804,941	$80,109,279

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Adviser compensates the Fund’s portfolio managers for their management of the Fund and other accounts managed by the Adviser. Each of the Fund’s portfolio mangers’ compensation consists of a fixed cash salary and retirement plan benefits. The portfolio managers are also paid a discretionary cash bonus which takes into account performance of the products they manage and profitability of the firm. In general, the discretionary cash bonus is determined based on the Fund’s and the other accounts’ pre-tax performance as compared to a particular benchmark over varying time-periods and economic cycles. The bonus also is based on other subjective factors, such as leadership, ideas and overall contributions to the investment team.

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Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares Owned[1]
Alan W. Breed	Over $1,000,000
Lawrence G. Creel	Over $1,000,000
Scott Edwardson	$100,001–$500,000
Alexander Farman-Farmaian	$100,001–$500,000
Peter Jennison	Over $1,000,000
Kevin R. Seth	Over $1,000,000
Nicholas A. Stephens	Over $1,000,000
[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets (Millions)	Number of Accounts	Total Assets (Millions)
Alan W. Breed	0	$0	2	$27	270[1]	$2,441
Lawrence G. Creel	0	$0	2	$62	252[1]	$2,047
Scott Edwardson	0	$0	0	$0	0	$0
Alex Farman-Farmaian	0	$0	6	$3,883	93[1]	$487
Peter Jennison	0	$0	3	$30	108[1]	$731
Kevin R. Seth	0	$0	2	$10	116[1]	$1,051
Nicholas A. Stephens	0	$0	0	$0	227	$1,348
¹	Includes 7 accounts that are subject to a performance-based advisory fee with aggregated assets under management of $411 million.

Conflicts of Interest. The Adviser also manages other accounts. The investment process is the same for similar accounts, including the Fund, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser’s investment strategies. Each of the Adviser’s investment strategies is managed by a portfolio team. Weekly research meetings provide a forum where the Adviser’s investment professionals discuss current investment ideas. Generally, the entire portfolio team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio team.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

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Personal accounts may give rise to potential conflicts of interest. The Adviser’s employees will, from time to time, for their own account, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. The Adviser has a Code of Ethics which regulates trading in personal accounts. Personal accounts are reported to compliance and certain personal transactions are pre-approved by compliance. Compliance also reviews personal trading activity regularly.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement, dated November 14, 1991, as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums. For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following amounts for these services:

Administration Fees Paid
2015	2016	2017
$2,297,574	$2,797,965	$3,408,718

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

Distribution Plan. The Trust has adopted a Distribution Plan with respect to the Retail Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Fund may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Retail Shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Payments Under the Distribution Plan. For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the Distributor the following fees:

Share Class	12b-1 Fees Paid			12b-1 Fees Retained by the Distributor
	2015	2016	2017	2015	2016	2017
Retail Shares	$600,920	$752,774	$984,375	$0	$10,558	$10,023

Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan under which shareholder servicing fees of up to 0.25% of average daily net assets of the Retail Shares and Service Shares will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and/or administrative services or similar non-distribution services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Fund; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Fund; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Fund on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Fund may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

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Other Payments by the Fund. The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution or shareholder services fees the Fund may pay to financial intermediaries pursuant to the Fund’s distribution plan or shareholder servicing plan.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the “Custodian”), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

BNP Paribas, acting through its New York Branch, serves as the Fund’ securities lending agent (“Securities Lending Agent”). The services provided to the Fund by the Securities Lending Agent include (i) entering into loans subject to guidelines or restrictions provided by the Fund; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Fund; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Fund at loan termination. Fees for all services provided to the Fund by the Securities Lending Agent are included in the revenue split.

The following table provides the income earned, and fees and/or compensation paid, by the Fund in connection with securities lending activities during the fiscal year ended October 31, 2017.

Edgewood Growth Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$2,170.87
Fees and/or compensation for securities lending activities and related services
Fees paid to Securities Lending Agent from a revenue split	$22.01
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	None
Administrative fees not included in the revenue split	None
Indemnification fees not included in the revenue split	None
Rebates (paid to borrowers)	$2,060.78
Other fees not included in the revenue split	None
Aggregate fees and/or compensation for securities lending activities	$2,082.79
Net income from securities lending activities	$88.08

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

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Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

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The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the funds, and to exercise their business judgment in a manner that serves the best interests of the funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

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The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

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Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	None	None
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None
1	Valuation date is December 31, 2017.
2	The Fund is the only fund in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the Fund’s most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$111,968	N/A	N/A	$111,968 for service on one (1) board
Johnson	$111,968	N/A	N/A	$111,968 for service on one (1) board
Krikorian	$120,541	N/A	N/A	$120,541 for service on one (1) board
Speca	$111,968	N/A	N/A	$111,968 for service on one (1) board
Sullivan	$126,189	N/A	N/A	$126,189 for service on one (1) board
[1]	All funds in the Fund Complex are series of the Trust.

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Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

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Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates net asset value, the settlement price may not be available at the time at which the Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

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Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. The discussion is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "Tax Act") makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies ("RIC"), such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Qualification as a Regulated Investment Company. The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to certain gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

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Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers for individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. The Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

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Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals currently set at 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

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Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as its default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a real estate investment trust that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

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Backup Withholding. The Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from the retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisors about the tax implications of an investment in the Fund.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

Aggregate Dollar Amount of Brokerage Commissions Paid
2015	2016	2017
$1,359,755	$2,897,727	$2,024,610

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

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Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

During the fiscal year ended October 31, 2017, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser:

Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
$622,406	$538,465,633

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Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal year ended October 31, 2017, the Fund did not hold any securities of its “regular brokers and dealers.”

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the fiscal years ended October 31, 2016 and 2017, the Fund’s portfolio turnover rates were as follows:

Portfolio Turnover Rates
2016	2017
31%	13%

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or any affiliated person of the Fund, the Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (the “Authorized Person”) to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31 and October 31). The Fund discloses a complete schedule of investments in its Semi-Annual and Annual Reports which are distributed to the Fund’s shareholders after the second and fourth fiscal quarters. The Fund’s complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC on Form N-Q. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The Fund provides information about its complete portfolio holdings on the internet at http://aicfundholdings.com/edgewood. This information is provided on a quarterly basis, forty-five (45) days after the end of the fiscal quarter, and is publicly available to all shareholders until updated to reflect the next applicable period. The Adviser may exclude any portion of the Fund’s portfolio holdings from publication when deemed to be in the best interest of the Fund. The Fund may provide ratings and rankings organizations with the same information at the same time it is filed with the SEC or one day after it is made available on the internet web site.

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The Fund’s policies and procedures provide that the Authorized Person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the internet, provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipients of the Fund’s portfolio holdings information. The Fund will review a third party’s request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information. Legitimate business objectives may include but are not necessarily limited to: disclosure for required due diligence purposes; disclosure to a newly hired investment adviser or sub-adviser; or disclosure to a rating agency for use in developing a rating.

The Adviser currently has an arrangement to provide Fund portfolio holdings information to a third party prior to the date on which portfolio holdings information is posted on the Fund’s web site. Under this arrangement, the Adviser provides Fund portfolio holdings information as of the end of each calendar quarter, generally within 10 days after the quarter end, to Dakota Funds Group. The information provided to this third party, until made publicly available, is considered confidential and will not be distributed to the public nor traded upon. The Fund believes this disclosure serves a legitimate business purpose. No compensation is received by the Fund or the Adviser in connection with the disclosure of portfolio holdings information. The Trust’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

In addition, the Fund’s service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund’s service providers that would prohibit them from disclosing or trading on the Fund’s non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Board may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

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LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-800-791-4226; and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of any class of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the persons below in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of the Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

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Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Retail	39.70%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	Retail	32.87%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Retail	6.14%
TD AMERITRADE INC PO BOX 2226 OMAHA, NE 68103-2226	Retail	6.09%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Institutional	16.97%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	Institutional	14.37%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	Institutional	11.88%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	Institutional	10.51%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY, NJ 07311	Institutional	8.30%

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

A-1

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-3

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A-4

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

A-5

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

A-6

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-7

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

B-1

Edgewood Management LLC - Compliance Manual October 1 2017	XIX. Proxy Voting Policy and Procedures

XIX. Proxy Voting Policy and Procedures

Rule 206(4)-6

In accordance with Rule 206(4)-6 under the Advisers Act, as a registered investment adviser with voting authority over proxies for clients’ securities, Edgewood must adopt policies and procedures reasonably designed to ensure that Edgewood votes proxies in the best interest of clients; discloses information to clients about those policies and procedures; and describe to clients how they may obtain information about how Edgewood has voted the clients’ proxies.

As indicated below, Julianne Mulhall has been designated as the Proxy Officer and is primarily responsible for compliance with the Firm’s proxy voting policies.

A.	When Edgewood has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients unless the client has specifically retained voting authority.

B.	Where Edgewood has an obligation to vote, (1) the Proxy Officer will vote all stock, by proxy or in person, pursuant to Edgewood’s Voting Guidelines, (2) a written record of such voting will be kept by Edgewood, and (3) Edgewood’s Investment Committee (the “Committee”) will supervise the voting of stock (subject to the review of Edgewood's Chief Compliance Officer and senior management) and will establish and maintain Voting Guidelines to carry out this function consistent with the foregoing principles. Edgewood may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Proxy Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

C.	Edgewood will vote proxies in accordance with client instructions. In the absence of specific voting guidelines from the client or material conflicts, Edgewood will vote proxies in what it judges are the best interests of its client.

D.	The Committee has adopted general positions regarding selected proxy proposals that periodically are considered at annual meetings. Edgewood will generally vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock. Edgewood will generally vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

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E.	For other proposals not addressed in the following guidelines, the Committee shall determine whether a proposal is in the best interests of its clients. Decisions are made exclusively in accordance with the economic interests of the account. Except where required under the terms of the governing instrument, social interests are not among the criteria employed by the Committee. The Committee’s opinion concerning the management and prospects of the issuer may be taken into account, where appropriate, with special consideration given to the Master List issuers held in Edgewood's model portfolios. The Committee may take into account, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities, potential legal issues arising from the proposal, and the effect of the proposal on future prospects of the issuer), the makeup of the issuer's Board of Directors, including the number and quality of both management and non-management directors, the likelihood of a change in such makeup or quality of directors, the necessity of providing the directors with sufficient tools and flexibility to properly discharge their duties as directors, the desirability of providing directors with sufficient time to carefully consider any proposals made to the issuer that might significantly affect the result or nature of activities or ownership of the issuer, and the quality of communications from the corporation to its shareholders. In considering anti-takeover provisions, consideration may be given to whether or not the proposal is part of a package of anti-takeover proposals or whether other anti-takeover measures are already in place. Insufficient information or vague or ambiguous wording may indicate that a vote against a proposal is appropriate even though the Committee agrees with the principle of the proposal. Conversely, a vote in support of a well-principled proposal may be appropriate despite inferior format or ambiguity in language or provisions.

F.	The Chief Compliance Officer will identify any conflicts that exist between the interests of Edgewood and its clients. This examination will include a review of the relationship of the firm with the issuer of each security to determine if the issuer is a client of Edgewood or has some other relationship with Edgewood or one of its clients.

G.	If a material conflict exists, Edgewood will vote in accordance with the Voting Guidelines. In the absence of applicable guidelines, Edgewood will vote based on an independent third party recommendation. The firm will also determine whether it is appropriate to disclose the conflict to the affected Clients, give ERISA clients the opportunity to vote the proxies themselves, or Edgewood will engage a third party to vote the proxies involved.

H.	Edgewood will disclose in its Form ADV Part 2 that clients may contact the Proxy Officer, Julianne Mulhall, via e-mail at jmulhall@edgewood.com or telephone at 212-652-9100 in order to obtain information on how Edgewood voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Proxy Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Edgewood voted the client’s proxy.

I.	A concise summary of these Proxy Voting Policies and Procedures will be included in Edgewood’s Form ADV Part 2, and will be updated whenever these policies and procedures are changed.

J.	The Proxy Officer will maintain records relating to Edgewood’s proxy voting procedures. These may include electronic records. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the firm’s offices. Edgewood will retain the following records:

1.	Edgewood’s proxy voting policies and procedures, and any amendments thereto;

2.	Proxy statements received by Edgewood concerning securities held in Edgewood accounts, provided however that Edgewood may rely on retention in the SEC EDGAR system, the CDS SEDAR system or other publicly available electronic repository for those proxy statements that are so available;

3.	A record of each vote that Edgewood casts;

4.	A copy of any document Edgewood created that was material to making a decision how to vote proxies, or that memorializes that decision; and

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5.	A copy of each written client request for information on how Edgewood voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the firm voted its proxies.

K.	Proxy Voting Guidelines

1.	Eliminate preemptive rights: Generally in favor. Preemptive rights may result in a loss of financing flexibility and could prevent management from raising capital advantageously. There is potential for abuse if new equity securities are issued at a discount to the market price of existing securities. This may result in a transfer of value from existing to new shareholders. However, instances of abuse are unusual and there are expenses involved in issuing securities on a preemptive basis.

2.	Indemnification of directors, i.e., limiting or eliminating liability for monetary damages for violating the duty of care: Generally in favor. Indemnification is generally necessary to attract qualified Board nominees in a litigious corporate environment. Monetary liability generally is not eliminated or limited for any breach of duty of loyalty, acts or omissions not in good faith, and any transactions in which the director derived an improper personal benefit.

3.	Cumulative voting: Generally opposed. Cumulative voting may prevent the majority of shareholders from electing a majority of the Board. Cumulative voting requires fewer votes to obtain a Board seat. Therefore it promotes single interest representation on the Board, which may not represent the interest or concerns of all shareholders.

4.	Executive stock option plans: Generally opposed if exercise price is below market price or if dilution under the plan would be greater than 10%, particularly if the company is mature or executive compensation is excessive. For rapidly growing, cash-short issuers where executive salaries are reasonable may approve a plan where dilution exceeds 10%.

5.	Shareholder action by written consent: Generally opposed to proposals to restrict or prohibit shareholders' ability to take action by written consent. Shareholders may lose the ability to remove directors or initiate a shareholder resolution if they have to wait for the next scheduled meeting.

6.	Shareholder right to call a special meeting: Generally opposed to proposals to eliminate the right of shareholders to call a special meeting or to require the petition of more than 25% of shareholders to call a special meeting. Shareholders may lose the right to remove directors or initiate a shareholder resolution if they cannot take action until the next regularly scheduled meeting. This is especially troublesome if shareholders do not have the right to act by written consent.

7.	Super-majority vote requirements: Generally opposed to proposals requiring that a vote of more than two-thirds be required to amend any bylaw or charter provision, or approve a merger or other business combination. Super-majority vote provisions may stifle bidder interest in the issuer and thereby devalue its stock.

8.	Anti-greenmail provision: Generally opposed. Favor equal treatment for all shareholders, but antigreenmail provisions may severely limit management’s flexibility, for example, with respect to share repurchase programs or ability to issue shares with special features.

9.	Approval of Poison Pills: Generally in favor. However, Edgewood would generally be opposed when poison pills are utilized to prevent takeover bids that would be in the best interest of shareholders or when accompanied by super-majority requirements or inequitable voting provisions. Certain shareholder rights plans, however, protect the interest of shareholders by enabling the Board to respond in a considered manner to unsolicited bids.

10.	Blank-check preferred stock: Generally opposed. Does provide in financing but also can be used as an entrenchment device. Can be used as a poison pill when distributed to stockholders with rights attached or can be issued with superior voting rights to friendly parties.

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11.	Classified/Staggered Boards of Directors – Greater-Than-Annual Election of Directors: Generally opposed. Classified Boards do provide stability and continuity; but, if someone wins proxy fights and replaces a third of the directors, because of the difficulties involved in running the issuer with a Board of Directors that is a third hostile and because the vote would be seen as a loss of confidence in management, the remaining directors might put the issuer up for sale or accommodate the wishes of the dissident group. A staggered Board could mean that a director who failed to attend meetings or who voted in favor of actions that were harmful to shareholders could not be removed for up to three years.

12.	Majority vote election of directors: Generally in favor. Permits removal of non-performing, unpopular or ineffective directors.

13.	Recapitalization Plan - Eliminate inequitable voting rights: Generally in favor. Fair voting provisions are critical elements of shareholder ownership. One share = One vote structure promotes Management and Board accountability.

14.	Establish term limits for directors: Generally opposed. Experience and continuity in Board representation fosters acute and prudent oversight of Management.

15.	Increase required number/percentage of independent and/or industry-experienced Board members: Generally in favor. Edgewood favors independent Compensation Committees and industryexperienced Board members to promote prudent management and effective Board oversight. Edgewood generally opposes arbitrary restrictions, percentages or minimum independent representation that may be impractical or potentially remove effective Board members. Anti-Trust statutes may inhibit recruitment of qualified, industry-experienced Board members. Comprehensive Board orientations can provide the requisite exposure to the business model.

16.	Separation of Board Chairman and CEO Roles: Generally in favor. Separation of the primary Management (CEO) and Oversight (Board Chairman) roles promotes accountability and objective evaluation of performance.

17.	Increase Director / Senior Management Liability: Generally opposed. Management or Board liability in excess of legal or statutory requirements would disadvantage the company in attracting and retaining talented and qualified persons. Sarbanes-Oxley imposes mandatory penalties against the CEO and CFO pursuant to misstatements and omissions of material facts.

18.	Confidential voting: Generally in favor. Confidential voting eliminates the opportunity for management to apply pressure to Institutional shareholders with which a business relationship exists. It should be noted that the Department of Labor's “Avon Letter” and the Department of Labor’s investigation of proxy voting violations in 1988 might have lessened the need for confidential voting.

19.	Fair price provisions: No general policy. Generally opposed when accompanied by super-majority provision, i.e., a clause requiring a super majority shareholder vote to alter or repeal the fair price provision, in excess of two-thirds. Also generally opposed if the pricing formula is such that the price required is unreasonably high. Generally in favor if provisions are designed to prevent two-tier, frontend-loaded hostile tender offer; where no shareholder wants to get caught in the second tier, so that effectively all shareholders are coerced into accepting the offer.

20.	Management / Board Compensation: Generally opposed to excessive, unearned or unwarranted leadership compensation. Generally in favor of establishing reasonable or standardized compensation practices. Generally in favor of compensation reflecting or contingent on achievement of challenging performance objectives. Generally in favor of guidelines reflecting compensation in comparable leadership roles and/or compensation to internal non-managerial employees. Generally in favor of compensation in the form of restricted stock and above market options that vest with performance and/or tenure. It would be difficult for an issuer to attract, retain and motivate top managers without competitive compensation packages. Shareholder approval is appropriate to deviate from guidelines.

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21.	Golden parachutes: Generally opposed to excessive, unearned or unwarranted leadership severance. Generally in favor of establishing reasonable or standardized severance practices. Generally in favor of severance calculations reflecting past/present annual compensation and performance. It would be difficult for an issuer considered likely to be taken over to attract and retain top managers without severance packages for involuntary termination or significant reduction in compensation, duties or relocation after a change in control. Shareholder approval is appropriate to deviate from guidelines.

22.	Reincorporation: Generally in favor of reincorporation within the United States to potentially exploit favorable regulatory or tax treatment or environmental conditions. Generally opposed to reincorporation outside of the United States. Should examine whether change of state of incorporation would increase the capacity of management to resist hostile takeovers.

23.	“Say on Pay”: Generally in favor of Say on Pay, Say on Frequency and Say on Golden Parachute issues. In support of annual advisory shareholder votes and in support of management compensation not deemed excessive.

The following proposals are generally approved:

1.	Election of management's nominees for Directors;

2.	Appointment of Auditors;

3.	Change in the date or location of annual meetings;

4.	For investment companies, continuation of company management, investment advisers or distribution contracts;

5.	Transaction of such other business as may properly come before the meeting;

6.	Receiving and/or approving financial reports;

7.	Indemnification of Directors;

8.	Change of control provisions;

9.	Stock splits and stock dividends;

10.	Equity & Incentive Plans (Including, but not limited to: Stock Incentive Plans, Restricted Stock Plans, Management Stock Ownership Plans, Senior Executive Incentive Plans, Employee Stock Purchase Plans, Long-Term Incentive Plans, Performance Incentive Plans, Non-Employee Directors Stock Compensation Plans, Share Purchase & Option Plans);

11.	Authority to issue additional debt;

12.	Change in the number of authorized common shares;

13.	Corporate name change;

14.	Change in investment company agreements with advisers;

15.	Stock option plans, unless exercise price is less than the market price at the time of the grant or excessive dilution would occur under the plan;

16.	Removal of a Director only for cause;

17.	Recoup unearned management bonuses;

18.	Waiver of preemptive rights;

19.	Fair pricing amendments unless accompanied by a super-majority provision in excess of two-thirds;

20.	Equal access proposals;

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21.	Technical amendments to by-laws or charters;

22.	Share repurchases; and

23.	Spin-offs.

The following proposals are generally opposed:

1.	Creation of a second class of stock with unequal voting rights;

2.	Fair pricing provisions when accompanied by a super-majority provision in excess of two-thirds;

3.	Amendment to bylaws by Board of Directors without shareholder approval;

4.	Elimination of shareholder right to call a special meeting or requiring more than 25% of shareholders to call a special meeting;

5.	Elimination of shareholder action by written consent;

6.	"Stakeholder" proposals;

7.	Loans or guarantees of loans to Officers and Directors;

8.	Super-majority provisions in excess of two-thirds;

9.	A greater vote requirement to repeal a provision than to adopt it;

10.	Permit cumulative voting; and

11.	Preparation of reports concerning social issues (Including, but not limited to: Employment Diversity, Equitable Compensation, Employment Discrimination, Environmental Impact, Biodiversity Impact, Climate Change Science, Toxic Substances, Human Rights, Social Responsibility, Labor Ethics, Foreign Relationships/Arrangements, Animal Testing, Regulatory & Litigation Risk, Political Contributions/ Affiliations, Regional/Geographical Issues, or Diseases).

When the Committee decides to vote against a proposal that is generally approved or to vote in favor of a proposal that is generally opposed, the reason for the exception will be recorded.

There is no general policy with respect to mergers or other combinations, such proposals will be evaluated on a case-by-case basis.

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The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

FMC Select Fund

Ticker Symbol: FMSLX

Investment Adviser:

First Manhattan Co.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the FMC Select Fund (the “Fund”), please see:

i

FMC Select Fund

Investment Objective

The Fund’s investment objective is total return, principally through capital appreciation and, to a limited degree, through current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.00%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs might be different, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks of U.S. companies with medium to large market capitalizations (in excess of $1 billion). The Fund’s investment approach, with its emphasis on equity securities, has as its objective total return, principally through capital appreciation and, to a limited degree, through current income. The Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts (“ADRs”). First Manhattan Co. (“FMC” or the “Adviser”) expects that the Fund’s investments in foreign companies will normally represent less than 20% of the Fund’s assets.

1

In selecting equity securities for the Fund, the Adviser emphasizes companies with strong balance sheets, above-average returns on equity and businesses that the Adviser believes it understands. The Adviser will also consider dividends paid by particular issuers when selecting the Fund’s investments. The Fund may invest in companies where not all of these factors may be present, but where the Adviser believes the company’s shares may be selling at a market price below their intrinsic value.

The Fund intends to buy and hold equity securities of companies for the long-term, and seeks to limit portfolio turnover. The Fund may sell a security, however, if the security achieves a designated price target or if there is a fundamental change in the Adviser’s view of an issuer’s outlook.

Principal Risks of Investing in the Fund

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of equity securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk – Investing in foreign companies, whether through investments made in foreign markets or made through purchasing ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks because political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies (other than ADRs) are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities issued by foreign companies might not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

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The Fund is also subject to the risk that its investment approach may perform differently than other funds which target a specific equity market segment or that invest in other asset classes.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year for the past 10 years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-877-FMC-4099 (1-877-362-4099).

2008	(33.99%)
2009	23.57%
2010	13.13%
2011	(1.07)%
2012	17.95%
2013	26.17%
2014	10.08%
2015	(2.33)%
2016	0.05%
2017	16.11%

BEST QUARTER	WORST QUARTER
17.82%	(24.76)%
(06/30/2009)	(12/31/2008)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

FMC SELECT FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes	16.11%	9.52%	5.43%
Fund Returns After Taxes on Distributions	13.48%	8.12%	4.70%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	11.27%	7.42%	4.29%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	8.50%

Investment Adviser

First Manhattan Co.

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Portfolio Manager

Timothy C. Muccia, Senior Managing Director, has managed the Fund since May 2010.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, including an initial purchase made through an IRA, you must invest at least $10,000. Your subsequent investments in the Fund must be made in amounts of at least $1,000.

The Fund may accept investments of smaller amounts in its sole discretion. In addition, these minimum purchase requirements may be reduced or waived by the Fund’s distributor or for investors who purchase shares of the Fund through omnibus accounts maintained by registered broker-dealers who have executed sub-distribution agreements with the distributor, including the Adviser.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail or telephone at 1-877-FMC-4099 (1-877-362-4099). If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

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More Information about Risk

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on, among other factors, how widely the Fund diversifies its holdings, the size of the Fund’s position in the single security, and the amount of the change in value.

Equity Risk – Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of the equity securities in which a mutual fund invests will cause the Fund’s net asset value (“NAV”) per share to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Foreign Security Risk – Investments in securities of foreign companies, including direct investments as well as ADRs, can be more volatile than investments in U.S. companies. Diplomatic, political, and/or economic developments, including nationalization or appropriation, could affect investments in securities of foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers may be subject to different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less publicly available information about foreign issuers than about many U.S. issuers. Foreign securities may also be more difficult to value than securities of U.S. issuers. Transaction costs for purchasing and selling foreign securities are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, any non-recovered portion will reduce the net income received from the securities comprising the portfolio.

More Information about Fund Investments

The Fund is diversified. This means that with respect to 75% of its total assets, the Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security. If the Fund holds securities that perform well on a relative basis, the value of those securities could appreciate such that the value of the Fund’s securities that constitute more than 5% of the Fund’s total assets, in the aggregate, might exceed 25% of the Fund’s total assets. In these circumstances, the Adviser might determine that it is in the best interests of the Fund’s shareholders not to reduce one or more of the Fund’s holdings in securities that constitute more than 5% of the Fund’s total assets. If the Adviser makes such a determination, the Fund’s holdings in such securities would continue to exceed 25% of the Fund’s total assets, and the Fund would not purchase any additional shares of securities that constituted more than 5% of the Fund’s total assets. The Fund would continue to qualify as a diversified fund under applicable federal securities laws. More than 25% of the Fund’s assets are, and may continue to be, invested, in the aggregate, in securities of issuers that individually represent more than 5% of the Fund’s total assets. Accordingly, the Fund is subject to the risk that its performance could be disproportionately affected by the performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal securities laws.

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The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or higher income.

This prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment objective.

Information about Portfolio Holdings

A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

Investment Adviser

FMC serves as the investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Fund’s Board of Trustees (the “Board”) supervises the Adviser and establishes policies that the Adviser must follow in performing its management activities.

FMC’s principal place of business is located at 399 Park Avenue, New York, NY 10022-7001. FMC is a limited partnership that has provided professional investment advisory services to individuals, partnerships, trusts, pension and employee benefit plans and other institutions since its founding in 1964. Because of the amount of their direct and indirect ownership of the Adviser’s outstanding ownership interests, Mr. David S. Gottesman and Mr. Robert W. Gottesman are deemed to control the Adviser. As of December 31, 2017, FMC had approximately $16.3 billion in assets under management.

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For its services to the Fund, FMC is entitled to an investment advisory fee which is calculated daily and paid monthly at an annual rate of 0.80% based on the average daily net assets of the Fund. FMC has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets. The Adviser may discontinue all or a portion of its fee reductions or expense reimbursements at any time. For the fiscal year ended October 31, 2017, FMC received advisory fees of 0.80% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s Semi-Annual Report dated April 30, 2018, which will cover the period from November 1, 2017 to April 30, 2018.

Portfolio Manager

Timothy C. Muccia is a Senior Managing Director and portfolio manager with the Adviser. He has managed the Fund since 2010. He has more than 27 years of financial industry experience. Prior to joining the Adviser in 1999, Mr. Muccia worked at Furman Selz LLC, a private boutique brokerage and investment banking firm.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

Purchasing and Selling Fund Shares

This section explains how you may purchase and sell (sometimes called “redeem”) shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

How to Purchase Fund Shares

To purchase shares directly from the Fund, complete and send in an application. If you need an application or have questions, please call 1-877-FMC-4099 (1-877-362-4099).

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

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By Mail

Regular Mail Address

FMC Select Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

FMC Select Fund

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit of purchase orders in the mail or with such services does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, first call 1-877-FMC-4099 (1-877-362-4099) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

Wiring Instructions

UMB Bank, NA

ABA #101000695

FMC Select Fund

DDA Account #9870601087

Ref: account number/account name

You may also buy shares through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers, including FMC. If you invest through a financial intermediary, you will have to follow its procedures, which may be different from the procedures for investing directly. Your financial intermediary may charge a fee for its services, in addition to the fees charged by the Fund. In general, you will also have to address your correspondence or questions regarding the Fund to your financial intermediary.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly. First Manhattan Co. is an authorized institution.

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The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on short-term trading, see “Excessive Trading Policies and Procedures.” For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

General Information

You may purchase shares on any Business Day. Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The price per share will be the NAV per share next-determined after the Fund receives your purchase order in proper form.

The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund must receive your order in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Because securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of the Fund’s assets may change on days when you are unable to purchase or redeem shares.

How the Fund Calculates NAV

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Fund’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than what the security’s value would be if a reliable market quotation for the security was readily available.

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There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. Foreign securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any foreign securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the foreign markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: FMC Select Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: FMC Select Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Fund Codes

The Fund’s reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

Fund Name	Ticker Symbol	CUSIP	Fund Code
FMC Select Fund	FMSLX	00758M758	207

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-877-FMC-4099 (1-877-362-4099).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

By Mail

To redeem shares by mail, you may contact the Fund directly at: FMC Select Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: FMC Select Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please send a letter to the Fund signed by all registered parties on the account specifying:

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•	The Fund name;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit of sell orders in the mail or with such services does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

If you would like to close your account, or have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee. In addition, you must provide us the original guarantee. Signature guarantees are for the protection of our shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-877-362-4099 for more information.

The sale price of each share will be the NAV next-determined after the Fund receives your request in proper form.

Systematic Withdrawal Plan

If you have at least $25,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

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Receiving Your Money

Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request. The Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $10,000 because of redemptions, the Fund may redeem your shares. The Fund will provide you at least 30 days’ written notice to allow you time to add to your account and avoid the involuntary redemption of your shares.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred as a result of following telephone instructions that it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

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Other Policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). This type of arbitrage may dilute the value of the Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. The Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the risk of price arbitrage.

The Fund’s service providers will take steps reasonably designed to detect and deter excessive trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts known to be under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than two (2) “round trips” into or out of the Fund per month. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

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The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight both the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be accepted and your order will be processed at the next-determined NAV.

14

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and may be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authorities. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of a redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-877-FMC-4099 (1-877-362-4099).

15

Dividends and Distributions

The Fund expects to distribute its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distributions.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the dates of the distributions. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important U.S. federal income tax issues that may affect the Fund and its shareholders. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions (including distributions of net short-term capital gains) other than distributions of qualified dividend income are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently are set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send shareholders of record a statement showing the types and total amount of distributions you received during the previous year.

If you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

16

To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is available in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

17

Financial Highlights

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund’s financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Fund, which is available upon request by calling the Fund at 1-877-FMC-4099 (1-877-362-4099).

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For a Share Outstanding Throughout Each Year For the Years Ended October 31,

	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$28.72	$30.37	$30.19	$27.96	$22.78

Net Investment Income(1)	0.13	0.16	0.12	0.17	0.16
Realized and Unrealized Gain (Loss) on Investments	3.19	(0.44)	0.80	2.60	5.18

Total from Operations	3.32	(0.28)	0.92	2.77	5.34

Dividends from Net Investment Income	(0.13)	(0.16)	(0.14)	(0.18)	(0.16)
Distributions from Realized Gains	(2.17)	(1.21)	(0.60)	(0.36)	—

Total Dividends and Distributions	(2.30)	(1.37)	(0.74)	(0.54)	(0.16)

Net Asset Value, End of Year	$29.74	$28.72	$30.37	$30.19	$27.96

Total Return(2)	12.46%	(0.88)%	2.99%	10.02%	23.52%

Net Assets End of Year (000)	$225,741	$264,629	$300,435	$301,432	$273,190
Ratio of Expenses to Average Net Assets	1.00%	0.99%	0.98%	0.98%	0.99%
Ratio of Net Investment Income to Average Net Assets	0.47%	0.55%	0.39%	0.59%	0.64%
Portfolio Turnover Rate	10%	32%	17%	11%	8%

(1)	Per share calculations were performed using average shares for the year.

(2)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

Amounts designated as “—” are $0.

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The Advisors’ Inner Circle Fund

FMC Select Fund

Investment Adviser

First Manhattan Co.

399 Park Avenue

New York, New York 10022-7001

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103-2921

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about The Advisors’ Inner Circle Fund and the FMC Select Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports contain information from the Adviser about investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about the Fund’s holdings and detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: 1-877-FMC-4099 (1-877-362-4099)

By Mail:

FMC Select Fund

P.O. Box 219009

Kansas City, Missouri 64121-9009

By Internet: www.firstmanhattan.com (Prospectus, Annual and Semi-Annual Reports and Schedule of Investments only)

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

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The Trust’s Investment Company Act registration number is 811-06400.

FMC-PS-001-1700

STATEMENT OF ADDITIONAL INFORMATION

FMC SELECT FUND

(Ticker Symbol: FMSLX)

a series of THE ADVISORS’ INNER CIRCLE FUND

March 1, 2018

Investment Adviser:

FIRST MANHATTAN CO.

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the FMC Select Fund (the “Fund”), a series of the Trust. This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectus dated March 1, 2018, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Fund, which includes the Fund’s audited financial statements dated October 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus and the Fund’s Annual and Semi-Annual Reports free of charge by writing to the Fund at P.O. Box 219009, Kansas City, MO 64121-9009 or by calling the Fund toll-free at 1-877-FMC-4099 (1-877-362-4099); copies are also available at www.firstmanhattan.com.

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THE TRUST	S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES	S-1
DESCRIPTION OF PERMITTED INVESTMENTS	S-2
INVESTMENT LIMITATIONS	S-12
THE ADVISER	S-13
THE PORTFOLIO MANAGER	S-14
THE ADMINISTRATOR	S-15
THE DISTRIBUTOR	S-16
THE TRANSFER AGENT	S-16
THE CUSTODIAN	S-16
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-16
LEGAL COUNSEL	S-16
SECURITIeS LENDING	S-16
TRUSTEES AND OFFICERS OF THE TRUST	S-17
PURCHASING AND REDEEMING SHARES	S-26
DETERMINATION OF NET ASSET VALUE	S-27
TAXES	S-28
FUND TRANSACTIONS	S-34
PORTFOLIO HOLDINGS	S-36
DESCRIPTION OF SHARES	S-37
SHAREHOLDER LIABILITY	S-37
LIMITATION OF TRUSTEES’ LIABILITY	S-38
PROXY VOTING	S-38
CODES OF ETHICS	S-38
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	S-38
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

March 1, 2018	FMC-SX-001-1700

ii

THE TRUST

General. The Fund is a series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information. The Trust reserves the right to create and issue additional series or classes of shares.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

The investment objective of the Fund is to seek total return, principally through capital appreciation and, to a limited degree, through current income. The Fund’s investment objective is fundamental and may not be changed without shareholder approval. The Fund invests principally in equity securities of U.S. companies with medium to large market capitalizations (in excess of $1 billion).

The equity securities in which the Fund may invest are common stocks, preferred stocks, and convertible securities of domestic companies, as well as warrants to purchase such securities. The Fund’s investment adviser, First Manhattan Co. (“FMC” or the “Adviser”), may also purchase U.S. dollar-denominated equity securities (including depositary receipts) and preferred stocks (including preferred stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stocks, and shares of closed-end investment companies. The Fund may purchase equity securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may also purchase equity securities (including depositary receipts) and preferred stocks (including depositary stocks convertible into common stocks) issued by foreign companies, as well as debt securities convertible into common stock of such companies. The Fund will generally invest in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depository Receipts (“ADRs”). The Adviser expects that the Fund’s investments in foreign companies will normally represent less than 20% of the Fund’s assets.

S-1

In selecting equity securities for the Fund, the Adviser will not attempt to forecast either the economy or the stock market, but rather will focus its efforts on searching out investment opportunities in equity securities of companies with strong balance sheets, favorable returns on equity and businesses of which the Adviser has an understanding. The Fund may invest in equity securities of companies where all of these factors may not be present, but where the Adviser believes a company’s shares are selling at a market valuation below their perceived intrinsic value. The Adviser will also consider dividends paid by particular issuers when selecting the Fund’s investments.

Although the Fund’s portfolio will normally be invested in equity securities (other than as considered appropriate for cash reserves), for temporary defensive purposes during periods when the Adviser determines that market conditions warrant, up to 100% of the Fund’s assets may be held in cash or cash equivalents. In general, cash or cash equivalents will be held in U.S. Treasury bills, securities issued by a federal agency or a government-sponsored entity (agency securities), high quality commercial paper, certificates of deposit, money market instruments or money market funds.

Auxiliary Policies of the Fund

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objective. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short “against the box”. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

The Fund may purchase securities denominated in foreign currencies in amounts up to 20% of its total assets. The Fund does not have a corresponding limitation with respect to foreign securities denominated in U.S. dollars.

The Fund may also invest up to 10% of its total assets in convertible debt securities rated Caa or higher by Moody’s Investors Services, Inc. (“Moody’s”) or CCC or higher by Standard & Poor’s Corporation (“S&P”), or Fitch, Inc. While the Adviser will purchase such securities with a view to the capital appreciation potential associated with the underlying equity security, below investment-grade issues, otherwise known as “junk bonds,” present special risks. See the “Description of Permitted Investments” section.

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Adviser may invest up to 100% of the Fund’s assets in cash, money market instruments or money market funds.

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below.

American Depositary Receipts. ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies.

S-2

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Equity Securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate. The Fund may purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

S-3

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodity Futures Trading Commission (“CFTC”). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the CFTC, a fund must either operate within certain guidelines and restrictions with respect to the fund’s use of futures, options on such futures, commodity options and certain swaps, or the adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

To the extent futures and/or options on futures are employed by the Fund, such use will be in accordance with Rule 4.5 of the CEA. Consistent with the CFTC’s regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Fund’s investment strategies and may adversely affect the Fund’s performance.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

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When the Fund purchases or sells a futures contract, or sells an option thereon, it is required to “cover” its position in order to limit leveraging and related risks. With respect to futures contracts that are contractually required to “cash settle,” the Fund may cover its position by maintaining with its custodian bank (and marking-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract, rather than the notional value of the contract, or otherwise “cover” its position in a manner consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) or the rules and U.S. Securities and Exchange Commission (“SEC”) interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities. However, by segregating assets in an amount equal to the net obligation rather than the notional amount of cash settled futures, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid securities equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund may segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund may segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund may segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write put and call options on securities, securities indices or foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

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Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

The Fund must cover all options it writes. For example, when the Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund’s custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. The Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

The Fund may trade put and call options on securities, securities indices or currencies, as the Adviser determines is appropriate in seeking the Fund’s investment objective. For example, the Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, the Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

Additionally, the Fund may purchase and write put and call options on currencies to manage its exposure to exchange rates.

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There are significant risks associated with the Fund’s use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Restricted and Illiquid Securities. While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of the Fund’s net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund’s books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser’s liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.

Money Market Securities. Money market securities include: short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P or Moody’s, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

U.S. Government Securities. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

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Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10 percent annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Bank Obligations. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

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•	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Securities of Other Investment Companies. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its exchange-traded fund (“ETF”) investments.

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For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR ETFs and procedures approved by the Board, the Fund may invest in these ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither these ETFs nor their investment advisers make any representations regarding the advisability of investing in these ETFs.

Short Sales. The Fund may engage in short sales “against the box.” The Fund sells short “against the box” if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. The Fund may sell short “against the box” when the Fund wants to sell the security it owns at a current price, in order to hedge or limit the exposure of the Fund’s position. A short sale “against-the-box” is a taxable transaction to the Fund with respect to the securities that are sold short.

Securities of Foreign Issuers. Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

The value of the Fund’s investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

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The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

When-Issued and Delayed Delivery Securities. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will segregate or earmark liquid assets with the Custodian in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if deems it appropriate.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

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INVESTMENT LIMITATIONS

Fundamental Policies

In addition to the Fund’s investment objective, the following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Fund will not:

1.	Purchase securities of any issuer (except securities issued or guaranteed as to principal and interest by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund’s total assets.

2.	Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in U.S. government securities and repurchase agreements involving such securities. For purposes of this limitation (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry, (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry, and (iii) supranational entities will be considered to represent one industry.

3.	Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. Borrowings from a bank require asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. All borrowings in excess of 5% of total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4.	Purchase or sell real estate, real estate limited partnership interests or commodities provided that this shall not prevent the Fund from investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, and real estate investment trusts which deal in real estate or interests therein, and provided further that this shall not prevent the Fund from investing in commodities contracts relating to financial instruments.

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5.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6.	Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7.	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, may lend its portfolio securities, and may enter into repurchase agreements, as described in the Prospectus and in this SAI.

Non-Fundamental Policies.

The following investment limitations are non-fundamental and may be changed by the Board without shareholder approval.

The Fund may not:

1.	Acquire more than 10% of the voting securities of any one issuer.

2.	Invest in companies for the purpose of exercising control.

3.	Pledge, mortgage or hypothecate assets except to secure borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

4.	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and may sell securities short “against the box.”

5.	Invest its assets in securities of any investment company, except as permitted by the 1940 Act or pursuant to an order of exemption therefrom.

6.	Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

7.	Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of in the usual course of business within seven days, at approximately the value at which the Fund has valued the instrument. Illiquid securities include repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

General. First Manhattan Co. (“FMC” or the “Adviser”) is a professional investment management firm organized as a limited partnership and registered with the SEC under the Investment Adviser Act of 1940, as amended. The principal business address of the Adviser is 399 Park Avenue, New York, New York 10022-7001. In addition to advising the Fund, FMC provides investment advisory services to individuals, partnerships, trusts, pension and other employee benefit plans, and eleemosynary and other institutions. FMC was founded in 1964. Because of the amount of their direct and indirect ownership of the Adviser’s outstanding ownership interests, Mr. David S. Gottesman and Mr. Robert W. Gottesman are deemed to control the Adviser. As of December 31, 2017, FMC had approximately $16.3 billion in assets under management.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement, dated May 3, 1995 (the “Advisory Agreement”), with respect to the Fund. Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board.

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After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly at an annual rate of 0.80% of the average daily net assets of the Fund. The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses from exceeding 1.10% of the Fund’s average daily net assets. The Adviser may discontinue all or a portion of these fee reductions or expense reimbursements at any time. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Fund.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the Adviser the following advisory fees:

Advisory Fees Paid
2015	2016	2017
$2,482,367	$2,284,233	$1,943,054

THE PORTFOLIO MANAGER

This section includes information about the Fund’s portfolio manager, including information about other accounts he manages, the dollar range of Fund shares he owns and how he is compensated.

Compensation. The Adviser compensates the portfolio manager for managing the Fund. The portfolio manager’s compensation consists of a fixed annual salary. For 2017, in addition to a fixed annual salary, the portfolio manager received distributions with respect to his ownership interests in the Adviser. Although not limited to any specific factors, the Adviser, when considering the amount of the portfolio manager’s compensation, may consider factors such as the Fund’s performance or asset levels. The portfolio manager’s compensation is not linked to any specific factors.

Fund Shares Owned by Portfolio Manager. The following table shows the dollar amount range of the portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares Owned[1]
Timothy C. Muccia	$100,001-$500,000

1	Valuation date is October 31, 2017.

Other Accounts. In addition to the Fund, the portfolio manager is also responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

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Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Millions)
Timothy C. Muccia	0	$0	0	$0	365[1]	$780

[1]	Includes 1 account managed with a performance-based fee, representing approximately $63 million in assets.

Conflicts of Interest. The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same or similar investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical or similar investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could arise as a result of the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades. The portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. The portfolio manager may also manage an account whose investment objectives and methodologies may differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on another account, including the Fund. In addition, it is also possible that a potential conflict of interest may arise because the portfolio manager manages an account with a performance-based fee in addition to the Fund and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchases and sales of securities among all accounts over which it has investment management responsibilities are allocated fairly and equitably.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following amounts for these services:

Administration Fees Paid
2015	2016	2017
$352,375	$332,591	$289,795

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THE DISTRIBUTOR

General. The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

Sub-Distribution Agreement. The Distributor has entered into a sub-distribution agreement with the Adviser pursuant to which the Adviser, a registered broker-dealer, may distribute shares of the Fund. In connection with such sub-distribution activities, the Adviser may compensate its registered representatives, and such compensation may be more or less than the compensation registered representatives receive in connection with the distribution of shares of other registered investment companies. Any such compensation is paid by the Adviser from its revenues; no distribution fees are borne by the Fund or its shareholders.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the “Custodian”), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

The Fund did not engage in securities lending activities during the fiscal year ended October 31, 2017.

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TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

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From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks. The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Year	Other Directorships Held in the Past 5 Years
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

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The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

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•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	None	None
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None

1	Valuation date is December 31, 2017.
2	The Fund is the only fund in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the Fund’s most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$111,968	N/A	N/A	$111,968 for service on one (1) board
Johnson	$111,968	N/A	N/A	$111,968 for service on one (1) board
Krikorian	$120,541	N/A	N/A	$120,541 for service on one (1) board
Speca	$111,968	N/A	N/A	$111,968 for service on one (1) board
Sullivan	$126,189	N/A	N/A	$126,189 for service on one (1) board

1	All funds in the Fund Complex are series of the Trust.

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Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

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It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

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Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

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The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies (“RICs”), such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Qualification as a Regulated Investment Company. The Fund intends to qualify and elects to be treated as a RIC under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each fiscal quarter of the Fund’s taxable year: (A) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

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The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals which provide that such losses are carried over by the Fund indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. The Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced tax rates applicable to qualified dividend income. Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such underlying fund. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income.

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Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund. The Fund will report annually to its shareholders the federal tax status of all distributions made by the Fund.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform shareholders of record of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales or Redemptions. Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale of shares of the Fund).

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The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders of record the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares the Fund will permit Fund shareholders of record to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as its default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs”, the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”); (ii) the Fund invests in a real estate investment trust that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding. The Fund will be required in certain cases to withhold at a rate of 24% and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

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Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

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Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following aggregate brokerage commissions on Fund transactions:

Aggregate Dollar Amount of Brokerage Commissions Paid
2015	2016	2017
$19,491	$24,865	$13,815

Brokerage Selection. The Adviser expects to use its own brokerage facilities for affecting all or substantially all of the Fund’s brokerage transactions. In instances where the Adviser determines that one or more brokers other than itself is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

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To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize the Fund’s commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2017, the Fund paid no commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers. All amounts shown were paid to the Adviser, which is dually registered with the SEC as both an investment adviser and a broker-dealer.

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Aggregate Dollar Amount of Brokerage Commissions Paid to Affiliated Brokers			Percentage of Total Brokerage Commissions Paid to Affiliated Brokers	Percentage of Total Brokerage Transactions Effected Through Affiliated Brokers
2015	2016	2017	2017	2017
$19,491	$24,865	$12,965	100%	100%

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal year ended October 31, 2017, the Fund did not hold any securities of its regular brokers or dealers.

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2016 and 2017, the Fund’s portfolio turnover rates were as follows:

Portfolio Turnover Rates
2016	2017
32%	10%

In light of the Adviser’s investment objective of long-term capital appreciation, portfolio turnover rates for the Fund have been, and are expected to continue to be, low compared to industry averages.

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders and include procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, the Fund’s principal underwriter, or any affiliated person of the Fund, the Adviser, or the Fund’s principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (“Adviser CCO”) to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Trust’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s NAV (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders after the second and fourth fiscal quarters. The Fund’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q and the Fund’s complete schedule of investments following the second and fourth fiscal quarters is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Shareholder reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099).

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In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Fund’s policies and procedures provide that the Adviser’s CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser’s CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund’s shareholders and that to the extent conflicts between the interests of the Fund’s shareholders and those of the Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Trust’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and its affiliates or recipients of the Fund’s portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Trust has received a legal opinion to the effect that the Fund’s shares, when-issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

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LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-877-FMC-4099 (877-362-4099); and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1 (each a “Code of Ethics” and together the “Codes of Ethics”). These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of the Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

Name and Address	% of Fund
PERSHING LLC ATTN MUTUAL FUNDS 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	83.11%
VANGUARD FIDUCIARY TRUST COMPANY FBO 401(K) PLANS PO BOX 2600 VALLEY FORGE, PA 19482-2600	15.07%

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

A-2

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

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Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

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• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

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F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX B

FIRST MANHATTAN CO.

PROXY VOTING POLICIES AND PROCEDURES –

INVESTMENT ADVISORY SERVICES FOR MUTUAL FUNDS

In response to recent amendments adopted by the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”) pertaining to an investment adviser’s fiduciary obligation to clients who have authorized the advisor to vote their proxies, First Manhattan Co., a registered investment adviser, has adopted the following proxy voting policies and procedures in connection with its rendering of investment advisory services to mutual funds:

1.	INTRODUCTION

FMC has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interests of investment advisory clients, including fund shareholders of mutual funds advised by the firm (the “FMC Mutual Funds”), in accordance with the firm’s fiduciary obligations and SEC Rule 206(4)-6 under the Advisers Act, the proxy voting requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940. FMC proxy voting guidelines are designed to reflect both SEC requirements applicable to investment advisers and the longstanding fiduciary standards and responsibilities relating to ERISA accounts as set forth in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

2.	STATEMENT OF POLICIES AND PROCEDURES

FMC’s policies and procedures are designed to ensure that proxy-voting decisions are made in the best interests of fund shareholders of the FMC Mutual Funds.

A.	The portfolio managers for the FMC Mutual Funds follow the firm’s general proxy procedures in their voting of proxies on behalf of such funds. The actual votes are processed through the FMC Mutual Funds’ custodian bank.

B.	Proxies of portfolio companies are voted subject to any applicable investment restrictions of the FMC Mutual Funds.

C.	Proxies of portfolio companies are voted in accordance with any resolutions or other instructions approved by authorized persons of the FMC Mutual Funds.

Availability of Policies and Procedures. A shareholder of a FMC Mutual Fund may obtain a copy of our proxy voting policies and procedures by e-mailing the FMC Proxy Manager, Ms. Laura Marino, at proxymanager@firstmanhattan.com.

A client may obtain records on how we voted shares owned by the FMC Mutual Funds by contacting the FMC Proxy Manager at First Manhattan Co., 399 Park Avenue, New York, NY 10022, 212-756-3300, or by e-mailing the FMC Proxy Manager at proxymanager@firstmanhattan.com. The firm does not disclose to third parties how it voted a fund’s proxies.

Foreign Securities. Voting foreign securities’ proxies may entail substantial logistical issues that in turn may adversely impact FMC’s ability to vote such proxies. These issues include, but are not limited to, (i) proxy materials being written in a foreign language, (ii) late notice of shareholder meetings, and (iii) a requirement to vote proxies in person. Due to these logistical issues, FMC will vote proxies for such foreign securities on a best-efforts basis only.

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3.	RESPONSIBILITIES AND OVERSIGHT

Designation of Responsibility. FMC has designated a Proxy Manager and a Proxy Committee that have responsibility and oversight of FMC’s proxy voting process. is the Proxy Manager. The Proxy Manager deals directly with third parties to ensure that proxies and related materials are forwarded to portfolio managers and works with portfolio managers to cast votes, resolve issues with the Proxy Committee and compile proxy voting reports. The Proxy Committee is composed of Lizanne Klatsky, Suzanne Capellini, Neal K. Stearns and Anthony Avicolli. The Proxy Committee establishes general proxy voting polices as may be necessary and determines how such policies should be applied to specific proxy votes.

Documentation. The Proxy Committee will have specific responsibility for the following areas:

1.	developing, authorizing, implementing and updating FMC’s policies and procedures; and

2.	overseeing the proxy voting process.

4.	PROCEDURES

The following procedures are employed to ensure that FMC receives and votes proxies in a timely manner:

A	Obtain Proxy. FMC obtains the proxy from the custodian bank.

B.	Match. Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian that has not forwarded the proxies within a reasonable time.

C.	Conflicts of Interest. We believe that there are no material conflicts between the interests of shareholders of the FMC Mutual Funds and our own insofar as proxy voting is concerned. However, potential conflicts of interest may arise between the interests of FMC and the FMC Mutual Funds. It is FMC’s policy to resolve all conflicts of interest in the best interests of the FMC Mutual Funds. FMC has identified the following potential conflicts of interest:

1) where FMC manages any assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in the portfolio of a FMC Mutual Fund;

2) where FMC has a client relationship with an individual who is a (i) corporate director or a candidate for a corporate directorship of a public company or (ii) senior executive of a public company, and whose securities are in the portfolio of a FMC Mutual Fund; and

3) where a FMC employee or an immediate family member thereof is a (i) senior executive or (ii) director or a candidate for a corporate directorship of a public company whose securities are in the portfolio of a FMC Mutual Fund.

The Proxy Manager, in conjunction with the Proxy Committee, will maintain records to monitor for the above items. In the event that any of the conflicts described above should arise, either the Proxy Committee will vote the applicable securities proxies pursuant to FMC’s proxy policies and procedures or FMC will vote the applicable proxies consistent with the recommendations of Egan-Jones Proxy Services. Additional conflicts of interest which are not described above may arise from time to time. All employees of FMC should promptly report any potential conflicts of interest to the Legal and Compliance Departments.

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D.	Reports. Following the completion of the proxy season in early June, the Proxy Manager provides a record to the Proxy Committee of all meetings where we voted against management’s recommendations. The Proxy Committee will provide the firm’s Operating Committee with any items which the Proxy Committee determines the Operating Committee should be apprised. Records of votes for all meetings are maintained through the ICS system on our internal Proxy computer system.

E.	Miscellaneous. Outstanding proxies for which instructions are not otherwise received will be voted by the Proxy Manager in the same manner in which the majority of the shares of such securities held in accounts of clients of FMC under the supervision of FMC portfolio managers are voted.

5.	RECORDKEEPING

The Proxy Manager or her designee will arrange for the maintenance of records of proxies voted pursuant to Section 204-2 of the Advisers Act.

6.	GUIDELINES FOR VOTING

Historically, FMC has general voted with management in non-controversial matters such as the unopposed election of Directors and the ratification of outside auditors. However, we exercise special scrutiny, and may not follow management’s recommendation, with respect to resolutions pertaining to contested election of Directors or other similar proposals. Subject to determination by each portfolio manager based on the specific circumstances, in general FMC expects to vote in favor of the following matters:

1.	Board nominations in uncontested elections

2.	Annual election of Board

3.	Ratification of auditors – provided no other material services rendered by auditing firm

4.	Cumulative voting

5.	Confidential voting

6.	Share authorizations, provided the increases are for legitimate corporate purposes and reasonable in relation to the overall capitalization structure

7.	Stock splits, on same basis as above

8.	Preemptive rights

9.	Anti-greenmail amendments

10.	Share repurchase programs

11.	Executive and Director compensation plans, provided they are reasonable in relation to the industry and the performance of the company during the period in question

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12.	Stock option and employee stock ownership programs, provided they are 5% or less of the issued and outstanding shares and are overseen by independent board members taking into account: fair market price at time of grant; no re-pricing provisions; and grants tied to some performance criteria and not top heavily weighted in favor of senior management

13.	Corporate restructuring, including mergers, spin-offs and asset sales, provided shareholder value is enhanced

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The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

Haverford Quality Growth Stock Fund

Ticker Symbol: HAVGX

Investment Adviser:

Haverford Financial Services, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

Haverford Quality Growth Stock Fund

Investment Objective

The Haverford Quality Growth Stock Fund’s (the “Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Other Expenses	0.22%
Total Annual Fund Operating Expenses[1]	0.82%

1	Haverford Financial Services, Inc. (“Haverford” or the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$262	$455	$1,014

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

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Principal Investment Strategy

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund focuses on U.S. listed common stocks issued by companies with large market capitalizations that the Adviser believes are quality companies with stock that offers the potential for future price appreciation. The Adviser considers quality growth companies to: have a history of predictable and consistent earnings growth; have regular, growing dividend payments; and be industry leaders in their respective categories. After screening companies based on these criteria, the Adviser invests in companies that it believes offer exceptional financial strength, industry position, franchise recognition, and consistent and predictable growth in earnings and dividends. Using this strategy, the Fund will ordinarily expect to hold stocks of 25 to 35 different companies.

The Fund seeks to buy and hold its securities for the long term and seeks to keep portfolio turnover to a minimum. However, the Adviser may sell a security for the following reasons: in response to deterioration in a company’s business prospects, performance, or financial strength; when it becomes over-valued or comprises too large of a position in the Fund’s portfolio; or when better opportunities are available among similar companies.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Although the Fund is diversified, its investment strategy often results in a relatively focused portfolio of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

The Fund is also subject to the risk that large-cap growth stocks may underperform other equity market segments or the equity market as a whole.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.haverfordfunds.com or by calling 1-866-301-7212.

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2008	(29.59)%
2009	16.43%
2010	12.44%
2011	1.14%
2012	9.05%
2013	30.53%
2014	14.26%
2015	(4.82)%
2016	8.34%
2017	18.46%

BEST QUARTER	WORST QUARTER
14.19%	(17.37)%
(06/30/2009)	(12/31/2008)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Haverford Quality Growth Stock Fund	1 Year	5 Years	10 Years	Since Inception (06/30/04)
Fund Returns Before Taxes	18.46%	12.75%	6.36%	6.03%
Fund Returns After Taxes on Distributions	17.71%	12.01%	5.89%	5.61%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	11.04%	10.05%	5.04%	4.86%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	8.75%

Investment Adviser

Haverford Financial Services, Inc.

Portfolio Managers

Joseph J. McLaughlin, Jr., Chairman, Chief Executive Officer, President and Member of the Investment Selection Committee and Board of Directors, has managed the Fund since its inception in 2004.

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Binney H.C. Wietlisbach, Executive Vice President and Member of the Investment Selection Committee and Board of Directors, has managed the Fund since its inception in 2004.

Henry B. Smith, Vice President, Co-Chief Investment Officer and Chairperson of the Investment Selection Committee, has managed the Fund since its inception in 2004.

John H. Donaldson, Vice President, Director of Fixed Income and Member of the Investment Selection Committee, has managed the Fund since 2009.

Timothy A. Hoyle, Co-Chief Investment Officer, Vice President and Member of the Investment Selection Committee, has managed the Fund since 2009.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, including an initial purchase through an IRA, you must invest at least $2,500. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at: Haverford Quality Growth Stock Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Haverford Quality Growth Stock Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by telephone at 1-866-301-7212.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information about the Fund’s Objective and Investments

The investment objective of the Fund is long-term growth of capital. The investment objective of the Fund cannot be changed without shareholder approval.

This Prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this Prospectus. The Fund has adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. This non-fundamental policy may be changed upon 60 days’ written notice to shareholders. Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, shares of American Depositary Receipts, as well as instruments that attempt to track the price movement of equity indices. In addition to the investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Fund’s Statement of Additional Information (“SAI”). (For information on how to obtain a copy of the SAI see the back cover of this Prospectus.) Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for growth of capital.

More Information about Risk

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

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Information about Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

Investment Adviser

Haverford Financial Services, Inc., founded in 2003, serves as Adviser to the Fund. The Adviser’s principal place of business is located at Three Radnor Corporate Center, Suite 450, Radnor, PA 19087-4546. The Adviser is wholly owned by Drexel Morgan & Co. and is an affiliate of The Haverford Trust Company (“Haverford Trust”). Founded in 1979, Haverford Trust offers investment management, trust and estate services, and private banking. As of December 31, 2017, the Adviser had approximately $333 million in assets under management. The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.60%, based on the average daily net assets of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until February 28, 2019. The contractual expense limitation agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the expense cap, to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. For the fiscal year ended October 31, 2017, the Fund paid 0.60% of its average daily net assets in advisory fees to the Adviser.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement is available in the Fund’s Annual Report to Shareholders dated October 31, 2017, which covers the period from November 1, 2016 to October 31, 2017.

Portfolio Managers

The Fund is managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.

Joseph J. McLaughlin, Jr., Chairman, Chief Executive Officer, President and Member of the Investment Selection Committee and Board of Directors, joined Haverford in 2004 and has over 36 years of investment experience. Mr. McLaughlin received a B.S. from St. Joseph’s University.

Binney H.C. Wietlisbach, Executive Vice President and Member of the Investment Selection Committee and Board of Directors, joined Haverford in 2004 and has over 31 years of investment experience. Ms. Wietlisbach received a B.S. from Penn State University.

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Henry B. Smith, Vice President, Co-Chief Investment Officer and Chairperson of the Investment Selection Committee, joined Haverford in 2004 and has over 33 years of investment experience. Mr. Smith received a B.A. from Franklin & Marshall College.

John H. Donaldson, Vice President, Director of Fixed Income and Member of the Investment Selection Committee, joined Haverford in 2008 and has over 37 years of investment experience. Mr. Donaldson holds a Chartered Financial Analyst designation and received a B.A. from the University of Pennsylvania.

Timothy A. Hoyle, Co-Chief Investment Officer, Vice President and Member of the Investment Selection Committee, joined Haverford in 2004 and has 17 years of investment experience. Mr. Hoyle holds a Chartered Financial Analyst designation and received a B.S. from Drexel University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Historical Performance Data of the Adviser

The following table represents the performance information for all the private accounts managed by Haverford Trust with investment objectives, policies and strategies that are substantially similar to those of the Fund, as well as a comparison to the Fund’s performance benchmark. These private accounts were managed by the same team of investment professionals that currently manage the investments of the Fund. These similarly managed private accounts are referred to as Haverford Trust’s “Quality Equity Composite.”

Haverford Trust has prepared and presented its performance results in compliance with the performance presentation standards of Global Investment Performance Standards (“GIPS®”). The manner in which the performance was calculated for the Quality Equity Composite differs from the U.S. Securities and Exchange Commission (the “SEC”) standardized method of calculating performance for mutual funds. The performance of the Quality Equity Composite (net of fees) reflects Haverford Trust’s applicable account fees and expenses, however the Fund’s fees and expenses are generally expected to be higher than those of the accounts included in the Quality Equity Composite. If the Fund’s fees and expenses had been imposed on the accounts included in the Quality Equity Composite, the performance shown below would have been lower. For example, the Quality Equity Composite does not reflect custody fees or other expenses normally paid by mutual funds. Further, the accounts included in the Quality Equity Composite were not subject to the investment limitations, diversification requirements and other legal and tax restrictions that are applicable to the Fund. If these limitations and restrictions were imposed on the accounts included in the Quality Equity Composite, it could have adversely affected their performance.

The information in the table does not represent the historical performance of the Fund. It shows the performance of similar accounts managed by the Adviser. The performance of the Quality Equity Composite is no guarantee of the future performance of the Fund.

	Average Annual Total Return for the Periods Ended December 31, 2017
Composite/Benchmark	1 Year	5 Years	10 Years	Since Inception[1]
Quality Equity Composite (gross of fees)	19.12%	13.41%	7.49%	12.51%
Quality Equity Composite (net of fees)	17.93%	12.28%	6.42%	11.39%
S&P 500 Index[2]	21.83%	15.79%	8.50%	11.97%

1	Inception date is 1/1/1979.
2	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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Purchasing and Selling Fund Shares

This section tells you how to purchase and sell (sometimes called “redeem”) shares of the Fund.

The Fund is for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

How to Purchase Fund Shares

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-866-301-7212.

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest By Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number and the Fund’s name. Make your check payable to “Haverford Quality Growth Stock Fund.”

Regular Mail Address

Haverford Quality Growth Stock Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

Haverford Quality Growth Stock Fund

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

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The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 1-866-301-7212 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

Wiring Instructions

UMB Bank, N.A.

ABA #101000695

The Haverford Quality Growth Stock Fund

DDA Acct. #9870523965

Ref: Fund name/account number/account name

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: Haverford Quality Growth Stock Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Haverford Quality Growth Stock Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The Fund’s price per share will be the next determined NAV per share after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Fund was provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

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The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund (or an authorized institution) must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Fund Calculates NAV

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

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Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price such securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Minimum Purchases

You can open an account (including an IRA) with a minimum initial investment of $2,500. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts in its sole discretion.

Fund Codes

The Fund’s reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily NAV, or obtain additional information.

Fund Name	Ticker Symbol	CUSIP	Fund Code
Haverford Quality Growth Stock Fund	HAVGX	0075W0866	1225

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-866-301-7212.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

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Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-301-7212 for more information.

The sale price of each share will be the next-determined NAV after the Fund (or an authorized institution) receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

•	The Fund name;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

Haverford Quality Growth Stock Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

Haverford Quality Growth Stock Fund

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sale order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-866-301-7212 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

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Receiving Your Money

Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request. The Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

Redemptions In Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). The Fund may also redeem in kind to discourage short term trading of shares. It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $2,500 because of redemptions, you may be required to sell your shares. The Fund will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirement in its sole discretion.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

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Other Policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than four (4) “round trips” into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.
•	The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

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The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form or upon receipt of all identifying information required on the application, your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

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Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder's financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-866-301-7212.

Payments to Financial Intermediaries

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Payments by the Fund

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

16

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Dividends and Distributions

The Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund. The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

17

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

18

Financial Highlights

The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund’s financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Fund, which is available upon request by calling the Fund at 1-866-301-7212.

19

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year
	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$14.06	$14.05	$14.73	$12.78	$10.40
Income from Investment Operations:
Net Investment Income(1)	0.19	0.17	0.17	0.17	0.15
Net Realized and Unrealized Gain	2.41	0.02	0.01 (2)	2.04	2.40
Total from Investment Operations	2.60	0.19	0.18	2.21	2.55
Dividends and Distributions:
Net Investment Income	(0.19)	(0.18)	(0.16)	(0.17)	(0.17)
Net Realized Gains	—	—	(0.70)	(0.09)	—
Total Dividends and Distributions	(0.19)	(0.18)	(0.86)	(0.26)	(0.17)
Net Asset Value, End of Year	$16.47	$14.06	$14.05	$14.73	$12.78
Total Return*	18.59%	1.33%	1.05%	17.41%	24.68%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$187,147	$169,221	$174,213	$163,297	$131,419
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, and fees paid indirectly)	0.82%	0.83%	0.83%	0.84%	0.98%^
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements, and fees paid indirectly)	0.82%	0.83%	0.83%	0.84%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.26%	1.21%	1.18%	1.23%	1.32%
Portfolio Turnover Rate	12%	15%	17%	16%	21%

(1)	Per share data calculated using average shares method.

(2)	The amount shown for a share outstanding throughout the year does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

*	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Ratio includes previously waived advisory fees recaptured.

Amounts designated as “—” are $0.

20

The Advisors’ Inner Circle Fund

Haverford Quality Growth Stock Fund

Investment Adviser

Haverford Financial Services, Inc.

Three Radnor Corporate Center

Suite 450

Radnor, Pennsylvania 19087-4546

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about the Fund and The Advisors’ Inner Circle Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: These reports list the Fund’s holdings and contain information from the Adviser about investment strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-866-301-7212

By Mail:	Haverford Quality Growth Stock Fund

P.O. Box 219009

Kansas City, MO 64121-9009

By Internet:	www.haverfordfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-06400.

HIM-PS-001-1500

STATEMENT OF ADDITIONAL INFORMATION

HAVERFORD QUALITY GROWTH STOCK FUND

(Ticker Symbol: HAVGX)

a series of THE ADVISORS’ INNER CIRCLE FUND

March 1, 2018

Investment Adviser:

HAVERFORD FINANCIAL SERVICES, INC.

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the Haverford Quality Growth Stock Fund (the “Fund”). This SAI is incorporated by reference and should be read in conjunction with the Fund’s prospectus dated March 1, 2018, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Fund, which includes the Fund’s audited financial statements dated October 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or Annual Report free of charge by writing to the Fund at Haverford Quality Growth Stock Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Haverford Quality Growth Stock Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by calling the Fund at 1-866-301-7212.

THE TRUST	S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES	S-1
DESCRIPTION OF PERMITTED INVESTMENTS	S-2
INVESTMENT LIMITATIONS	S-15
THE ADVISER	S-16
the PORTFOLIO MANAGERS	S-17
THE ADMINISTRATOR	S-18
THE DISTRIBUTOR	S-19
PAYMENTS TO FINANCIAL INTERMEDIARIES	S-19
THE TRANSFER AGENT	S-20
THE CUSTODIAN	S-20
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-20
LEGAL COUNSEL	S-20
SECURITIES LENDING	S-20
Trustees and officers of the trust	S-20
PURCHASING AND REDEEMING SHARES	S-30
DETERMINATION OF NET ASSET VALUE	S-30
TAXES	S-31
FUND TRANSACTIONS	S-37
PORTFOLIO HOLDINGS	S-39
DESCRIPTION OF SHARES	S-40
SHAREHOLDER LIABILITY	S-40
LIMITATION OF TRUSTEES’ LIABILITY	S-40
PROXY VOTING	S-40
CODEs OF ETHICS	S-41
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	S-41
APPENDIX A – description of RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

March 1, 2018	HIM-SX-001-1500

ii

THE TRUST

General. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of the Board of Trustees of the Trust (each a “Trustee” and together, the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

Haverford Quality Growth Stock Fund. The Fund seeks long-term growth of capital. This investment objective is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

As its principal investment strategy, the Fund invests primarily in equity securities as described in the Prospectus. Consistent with Rule 35d-1 of the 1940 Act regarding the use of certain mutual fund names, the Fund has adopted a “non-fundamental” policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, under normal circumstances, in equity securities. This non-fundamental policy may be changed by the Board upon at least 60 days’ written notice to Fund shareholders.

S-1

Although the Fund will normally be as fully invested as practicable in equity securities, as secondary investment strategies and consistent with its investment objective, the Fund may to a lesser extent invest in warrants, rights to purchase common stocks, debt securities convertible into common stocks and preferred stocks. A portion of the Fund’s assets may also be invested in investment grade fixed income securities, cash and money market securities. Investment grade fixed income securities either are debt securities rated in one of the four highest rating categories (“investment grade”) by a nationally recognized statistical rating organization (an “NRSRO”) or that the Fund’s investment adviser, Haverford Financial Services, Inc. (“HFS” or the “Adviser”) determines are of comparable quality. The Fund may also make limited use of equity index futures contracts for liquidity purposes. In order to generate additional income, the Fund may lend securities that it owns as well as invest in repurchase agreements.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the Fund’s permitted investments and investment practices and the associated risk factors. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below.

Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate. The Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

S-2

•	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

American Depositary Receipts. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequency is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

S-3

For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Real Estate Investment Trusts. A real estate investment trust (“REIT”) is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

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Money Market Securities. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as Standard & Poor’s Ratings Service (“S&P”) or Moody’s Investors Services, Inc. (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

U.S. Government Securities. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10 percent annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

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Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

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Securities of Other Investment Companies. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its exchange-traded funds (“ETFs”) investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the U.S. Securities and Exchange Commission (the “SEC”) to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR ETFs and procedures approved by the Board, the Fund may invest in these ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither these ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent, but the Fund will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

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Derivatives

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Fund’s investment strategies and may adversely affect the Fund’s performance.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily NAV, each party marks to market its open futures positions.

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Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

▪	Purchasing Put and Call Options

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

▪	Allowing it to expire and losing its entire premium;

▪	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

▪	Closing it out in the secondary market at its current price.

▪	Selling (Writing) Put and Call Options

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When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted to write only “covered” options. At the time of selling a call option, the Fund may cover the option by owning, among other things:

▪	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

▪	A call option on the same security or index with the same or lesser exercise price;

▪	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

▪	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

▪	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the option by, among other things:

▪	Entering into a short position in the underlying security;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

▪	Maintaining the entire exercise price in liquid securities.

▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

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▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪	Combined Positions

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

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Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

▪	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

▪	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

▪	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

▪	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

▪	Have to purchase or sell the instrument underlying the contract;

▪	Not be able to hedge its investments; and/or

▪	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

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▪	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

▪	The facilities of the exchange may not be adequate to handle current trading volume;

▪	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

▪	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Fund is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The Fund’s use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

▪	Actual and anticipated changes in interest rates;
▪	Fiscal and monetary policies; and
▪	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Fund’s use of derivatives, and adversely impact the Fund’s ability to achieve its investment objectives. Other potentially adverse regulatory obligations can develop suddenly and without notice.

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Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

Restricted Securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the “1933 Act”) or an exemption from registration. As consistent with the Fund’s investment objective, the Fund may invest in Section 4(a)(2) commercial paper. Section 4(a)(2) commercial paper is issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(a)(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

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INVESTMENT LIMITATIONS

Fundamental Policies

In addition to the investment objective of the Fund, the following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Fund may not:

1.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following limitations are non-fundamental and may be changed by the Board without shareholder approval.

The Fund may not:

1.	Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund’s total assets.

2.	Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

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3.	Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.	Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.	Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

Further,

7.	Under normal circumstances, the Fund shall invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. This non-fundamental policy may be changed by the Board upon at least 60 days’ notice to Fund shareholders.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

THE ADVISER

General. Haverford Financial Services, Inc., a Pennsylvania Corporation located at Three Radnor Corporate Center, Suite 450, Radnor, PA 19087, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser, founded in 2003, is wholly owned by Drexel Morgan & Co. and is an affiliate of The Haverford Trust Company (“Haverford Trust”). Haverford Trust was founded in 1979 and offers investment management, trust and estate services and private banking. As of December 31, 2017, the Adviser had approximately $333 million in assets under management.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement, dated May 28, 2004 (the “Advisory Agreement”), with respect to the Fund. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the Fund or, by the Adviser, on not less than 30 days’ nor more than 60 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

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Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of the Fund. The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep the Fund’s net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until February 28, 2019. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the Adviser the following advisory fees:

Contractual Advisory Fees			Fees Waived by the Adviser			Total Fees Paid to the Adviser (After Waivers)
2015	2016	2017	2015	2016	2017	2015	2016	2017
$1,032,624	$1,018,561	$1,080,155	$0	$0	$0	$1,032,624	$1,018,561	$1,080,155

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. Haverford Trust compensates the Fund’s portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a salary and bonus. The portfolio managers’ overall compensation is designed to be competitive with similar investment advisers and to compensate the portfolio managers for their contributions to the Adviser and its investment products. Compensation is not based upon Fund or account performance, but is based on quantitative and qualitative factors. These may include the Adviser’s and its affiliates’ profitability, investment ideas, teamwork, leadership and overall contributions.

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares Owned[1]
Joseph J. McLaughlin, Jr.	$500,001 - $1,000,000
Binney H.C. Wietlisbach	$100,001 - $500,000
Henry B. Smith	$500,001 - $1,000,000
John H. Donaldson	$100,001 - $500,000
Timothy A. Hoyle	$10,001 - $50,000

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Fund, certain portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of October 31, 2017.

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Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joseph J. McLaughlin, Jr.	0	$0	0	$0	168	$636
Binney H.C. Wietlisbach	0	$0	0	$0	319	$748
Henry B. Smith	0	$0	0	$0	25	$163
John H. Donaldson	0	$0	0	$0	1	$29
Timothy A. Hoyle	0	$0	5	$43	4	$142

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums. For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following amounts for these services:

Administration Fees Paid
2015	2016	2017
$206,526	$203,713	$216,032

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THE DISTRIBUTOR

General. The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Payments by the Fund. The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

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Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the “Custodian”), acts as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

The Fund did not engage in securities lending activities during the fiscal year ended October 31, 2017.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Board. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

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The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

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The Board has two standing committees: the Audit Committee and Governance Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

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•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	None	None
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None

1	Valuation date is December 31, 2017.
2	The Fund is the only fund in the family of investment companies.

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Board Compensation. The Trust paid the following fees to the Trustees during the Fund’s most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$111,968	N/A	N/A	$111,968 for service on one (1) board
Johnson	$111,968	N/A	N/A	$111,968 for service on one (1) board
Krikorian	$120,541	N/A	N/A	$120,541 for service on one (1) board
Speca	$111,968	N/A	N/A	$111,968 for service on one (1) board
Sullivan	$126,189	N/A	N/A	$126,189 for service on one (1) board

[1]	All funds in the Fund Complex are series of the Trust.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

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It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or are determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

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Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies (“RICs”), such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

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Qualification as a Regulated Investment Company. The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income, (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of another RIC) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals which provide that such losses are carried over by the Fund indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. The Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

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Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

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To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales or Redemptions. Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as its default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the Adviser might not otherwise have chosen to do so.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding. The Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

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Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

Fund shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distribution from the Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

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FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

Aggregate Dollar Amount of Brokerage Commissions Paid
2015	2016	2017
$23,723	$30,644	$23,960

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

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In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2017, the Fund paid no commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund did not pay brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the most recent fiscal year, the Fund did not hold any securities of its regular brokers or dealers.

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2016 and 2017, the Fund’s portfolio turnover rates were as follows:

Portfolio Turnover Rates
2016	2017
15%	12%

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PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, on the one hand, and include procedures to address conflicts between the interests of the Fund’s shareholders and those of the Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (“Authorized Person”) to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person, either directly or through reports by the Trust’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s NAV (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and the Fund’s complete schedule of investments following the second and fourth fiscal quarter is available in Semi-Annual and Annual Reports filed with the SEC on Form N-CSR.

Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-301-7212.

In addition, the Adviser’s website also provides information about the Fund’s ten largest portfolio holdings, as of the end of the most recent calendar month. This information is provided at the end of each calendar month generally within two days of the month end. The Adviser may exclude any portion of the Fund’s portfolio holdings from publication when deemed to be in the best interest of the Fund. The information on the Adviser’s website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer Agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Fund’s policies and procedures provide that the Authorized Person may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Authorized Person must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund’s shareholders and that to the extent conflicts between the interests of the Fund’s shareholders and those of the Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no earlier than 10 days after each calendar quarter end to ratings agencies, consultants and other qualified financial professionals or individuals. The Trust’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

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The Fund’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and its affiliates or recipients of the Fund’s portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-866-301-7212; and (ii) on the SEC’s website at www.sec.gov.

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CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 (each a “Code of Ethics” and together the “Codes of Ethics”). These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of the Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

Haverford Quality Growth Stock Fund
Name and Address	% of Fund
HTC & CO ATTN TRUST OPERATIONS DEPT 3 RADNOR CORP CTR STE 450 RADNOR, PA 19087-4580	70.39%
HTC & CO CASH DIV ACCOUNT ATTN TRUST OPERATIONS DEPT 3 RADNOR CORP CTR STE 450 RADNOR, PA 19087-4580	17.70%

S-41

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

A-1

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

A-2

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

A-3

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

A-4

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A-5

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

A-6

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-7

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

Haverford Financial Services, Inc.
Proxy Voting Policy – 2017

Intention of the Proxy Voting Policy

Haverford Financial Services, Inc. (HFS) considers the power to vote on proposals presented to shareholders through the proxy solicitation process to be an integral part of an investment manager’s responsibility. HFS recognizes that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities and that in such situations the right to vote is considered an asset. The Proxy Voting Policy is designed to ensure that:

1.	Proxies for which HFS has ultimate voting authority are voted consistently and solely in the best economic interests of the beneficiaries of these equity investments, and not in the interests of HFS or any associated parties other than the clients.
2.	Any real or perceived material conflicts that may arise between the interests of HFS or any of its associate parties and those of the clients are properly addressed and resolved.

Third Party Proxy Voting Services

To assist the company in voting proxies, HFS has retained Egan-Jones Proxy Services ("Egan-Jones"). Egan-Jones is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to HFS by Egan-Jones include in-depth research, voting recommendations (although HFS is not obligated to follow such recommendations), vote execution, and record keeping. Egan-Jones also assists HFS in its reporting and record keeping relating to proxy voting.

Proxy Voting Guidelines

HFS has adopted the following specific voting guidelines:

1.	HFS will vote client proxies in line with the recommendations made by Egan-Jones, except in circumstances detailed in (2) of this section. Egan-Jones’ recommendations focus on voting proxies in the best economic interest of shareholders, and as such align well with the goals of HFS’ clients. Egan-Jones’ specific proxy voting policies are available upon request.

2.	HFS’ Investment Selection Committee reserves the right to vote a proxy contrary to Egan-Jones’s recommendation with a majority vote. Issues that can trigger a review by the committee for the purpose of voting against Egan-Jones include, but are not limited to:

a.	Mergers and acquisitions
b.	Spin-offs, split-offs, or IPOs
c.	Significant alterations of the capital structure of the company
d.	Other significant corporate actions
e.	Employee compensation and benefits

3.	Should any real or perceived material conflicts arise between the interests of HFS or any of its associated parties and those of its clients, HFS’ Investment Selection Committee will forego its right to vote a proxy contrary to Egan-Jones’s recommendation.

B-1

The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

ICM Small Company Portfolio

Institutional Class Shares Prospectus

Ticker Symbol: ICSCX

Investment Adviser:

Investment Counselors of Maryland, LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

ICM SMALL COMPANY PORTFOLIO

Investment Objective

The ICM Small Company Portfolio (the “Fund”) seeks maximum, long-term total return, consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.95%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of companies that have market capitalizations within the range of the Russell 2000® Value Index at the time of purchase. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund may invest in equity securities listed on a national securities exchange or traded in the over-the-counter markets. The Fund invests primarily in common stocks, but it may also invest in other types of equity securities, including real estate investment trusts (“REITs”) and American Depository Receipts (“ADRs”).

1

In selecting investments for the Fund, Investment Counselors of Maryland, LLC (“ICM” or the “Adviser”) typically looks to invest in companies with leading market share positions, shareholder oriented managements, and strong balance sheet and cash flow ratios. Usually, the shares of the companies the Adviser buys are selling at a price to earnings ratio below the average price to earnings ratio of the stocks that comprise the Russell 2000® Index. In addition, the companies selected by the Adviser usually have higher returns on equity and capital than the average company in the Russell 2000® Index. The Adviser screens the Fund’s universe of potential investments to identify potentially undervalued securities based on factors such as financial strength, earnings valuation, and earnings quality. The Adviser further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the Adviser believes the shares have become relatively overvalued or it finds more attractive alternatives. The Adviser generally will not sell a security merely due to market appreciation outside the Fund’s target capitalization range if it believes the company has growth potential.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund’s shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Foreign Securities Risk – The Fund’s investments in ADRs are subject to foreign securities risk. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities may be reduced by a withholding tax at the source, which tax would reduce income received from the securities. Foreign securities may also be more difficult to value than securities of U.S. issuers.

2

Small-Capitalization Company Risk – The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year for the past 10 years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.icomd.com or by calling 1-866-234-5426.

2008	(35.11)%
2009	34.46%
2010	22.73%
2011	(4.85)%
2012	16.93%
2013	36.16%
2014	2.87%
2015	(3.20)%
2016	31.36%
2017	13.13%

During the periods shown in the chart, the highest return for a quarter was 28.17% (quarter ended 06/30/2009) and the lowest return for a quarter was (28.74)% (quarter ended 12/31/2008).

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

3

ICM SMALL COMPANY PORTFOLIO	1 Year	5 Years	10 Years
Fund Return Before Taxes	13.13%	15.04%	9.15%
Fund Return After Taxes on Distributions	11.10%	12.10%	7.24%
Fund Return After Taxes on Distributions and Sale of Fund Shares	8.91%	11.38%	7.01%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	7.84%	13.01%	8.17%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%

Investment Adviser

Investment Counselors of Maryland, LLC

Portfolio Managers

William V. Heaphy, CFA, Principal, has managed the Fund since 1999.

Gary J. Merwitz, Principal, has managed the Fund since 2004.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, including an initial purchase through an IRA, you must invest at least $2,500,000. Subsequent investments must be at least $1,000. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail at: ICM Small Company Portfolio, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: ICM Small Company Portfolio c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-866-234-5426.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investing with the Fund

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

buying shares

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number and the Fund name.

Regular Mail Address ICM Small Company Portfolio P.O. Box 219009 Kansas City, MO 64121-9009
Express Mail Address ICM Small Company Portfolio c/o DST Systems, Inc. 430 West 7th Street Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

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By Wire

To open an account by wire, call 1-866-234-5426 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

Wiring Instructions

UMB Bank, N.A.

ABA# 101000695

The ICM Small Company Portfolio

DDA Acct. # 9871063178

Ref: account number/account name

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. Purchases can be made monthly, quarterly, semi-annually, or annually in amounts of at least $100 to meet the minimum investment amount. To cancel or change a plan, write to the Fund at: ICM Small Company Portfolio, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: ICM Small Company Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

Minimum Investments

To purchase shares of the Fund for the first time, including an initial purchase through an IRA, you must invest at least $2,500,000. Subsequent investments must be at least $1,000. The Fund may accept investments of smaller amounts in its sole discretion.

Fund Codes

The Fund’s reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily net asset value per share (“NAV”) or obtain additional information.

Ticker Symbol	CUSIP	Fund Code
ICSCX	00758M220	1229

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redeeming shares

Payment of Redemption Proceeds

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.). The Fund, however, may take up to seven days to pay redemption proceeds.

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by drawing on a line of credit, using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. Please contact Shareholder Services at 1-866-234-5426 for more information. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

By Mail

You may contact the Fund directly by mail at: ICM Small Company Portfolio, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: ICM Small Company Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Fund signed by all registered parties on the account specifying:

•	The Fund name;
•	The account number;

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•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain shareholders may need to include additional documents or provide a signature guarantee to redeem shares.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-234-5426 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank by either Federal Reserve wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until the securities are sold.

transaction policies

General Policies

You may buy or sell shares of the Fund on any Business Day at a price equal to its NAV next-computed after the Fund, or an authorized institution (as defined below), receives and accepts your order in proper form. The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your order in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early – as in the case of scheduled half-day trading or unscheduled suspensions of trading − the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or other special conditions. Shares will only be priced on Business Days.

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Calculating Your Share Price

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s NAV next- computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact them directly.

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If you deal directly with a financial intermediary, you will have to follow their procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Rights Reserved by the Fund

Purchases

At any time and without notice, the Fund may:

•	Stop offering shares;

•	Reject any purchase order; or
•	Bar an investor engaged in a pattern of excessive trading from buying shares (excessive trading can hurt performance by disrupting management and increasing expenses). The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor’s historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor’s account involved in each transaction. For more information about the Fund’s policies on excessive trading, please see “Excessive Trading Policies and Procedures.”

Redemptions

At any time and without notice, the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the Statement of Additional Information (“SAI”).

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account policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund invests in small-capitalization securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than two (2) “round trips” into or out of the Fund per quarter (90-day period). If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.
•	The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

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The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

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Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-866-234-5426.

Small Accounts

The Fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

•	To retirement accounts and certain other accounts; or
•	When the value of your account falls because of market fluctuations and not your redemptions.

The Fund will provide you at least 30 days’ written notice to allow you time to add to your account and avoid the sale of your shares.

Dividends and Distributions

Normally, the Fund distributes its net investment income quarterly and its net capital gains at least once a year. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

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Taxes

The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a regulated investment company, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors. Call 1-866-234-5426 to find out when the Fund expects to make a distribution to shareholders.

Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use a default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Fund shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The Fund may invest in REITs. The Tax Act treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting a regulated investment company, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in REITs will enjoy the lower rate, but investors in a regulated investment company that invests in such REITs will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Fund to pass through the special character of “qualified REIT dividends” to shareholders.

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Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

Other Investment Practices and Strategies

The Fund’s investment objective is to seek maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Fund may change its investment objective without shareholder approval.

In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning these and any of the Fund’s other investment practices and their risks, you should read the SAI.

Derivatives

The Fund may invest in forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called “hedging”), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures, options and swaps are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Short-Term Investing

The investments and strategies described in this prospectus are those that the Fund uses under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund’s principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund’s investment objective will subject it to a significant risk of loss. The Fund has a policy requiring it to invest at least 80% of its net assets, plus any borrowings for investment purposes, in particular types of securities as described in the Fund’s principal investment strategy, and will not change this policy without 60 days’ prior written notice to shareholders. In addition to the temporary defensive measures discussed above, the Fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as if the Fund experiences large cash inflows or redemptions.

When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

15

Information about Portfolio Holdings

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, fifteen (15) days after the end of the previous month. For example, the Fund’s investments as of the end of January would ordinarily be published on February 15. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund’s assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/icm. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund’s portfolio holdings from such publication when deemed to be in the best interest of the Fund. Please consult the SAI for a full description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Investment Management

Investment Adviser

Investment Counselors of Maryland, LLC, a Delaware limited liability company located at 300 E. Lombard Street, Suite 810, Baltimore, Maryland 21202, serves as the Fund’s investment adviser. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to oversight by the Board. The Adviser is owned in part by Old ICM, Inc., formerly Investment Counselors of Maryland, Inc. (the “Former Adviser”) and ICM Management LLC, a company wholly-owned by six officers of the Adviser. OM Asset Management plc (“OMAM”), a NYSE listed company, through its ownership of the Former Adviser, retains an ownership interest in the Adviser. The Adviser continued the business of the Former Adviser. The Adviser and the Former Adviser have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1972. As of December 31, 2017, the Adviser had approximately $2.1 billion in assets under management.

For its services, the Fund pays the Adviser a management fee equal to 0.70% of the Fund’s average daily net assets.

For the fiscal year ended October 31, 2017, the Fund paid 0.70% of its average daily net assets in advisory fees to the Adviser.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s Semi-Annual Report dated April 30, 2018, which will cover the period from November 1, 2017 to April 30, 2018.

Portfolio Managers

The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.

Mr. William V. Heaphy, CFA and Principal, joined ICM in 1994 and has over 24 years of investment experience. Mr. Heaphy earned his B.S. degree from Lehigh University in 1989 and his law degree from the University of Maryland in 1993.

Mr. Gary J. Merwitz, Principal, joined ICM in 2004 and has over 21 years of investment experience. Mr. Merwitz earned his B.S. degree in accounting at the University of Maryland in 1992 and an M.B.A. from the Fuqua School of Business in 1999.

16

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Payments to Financial Intermediaries

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Payments by the Fund

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares.

Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

17

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

18

Financial Highlights

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund’s financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming all dividends and distributions were reinvested. For the fiscal years ended October 31, 2014 through October 31, 2017, the information provided below has been audited by BBD, LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-234-5426. The information provided below for periods on or before October 31, 2013 was audited by different independent registered public accounting firms, whose reports reflected unqualified audit opinions.

19

ICM Small Company Portfolio	Years Ended October 31,
(Institutional Class)	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$27.27	$28.15	$34.94	$36.60	$28.84
Income from Operations:
Net Investment Income*	0.06	0.11	0.11	0.09	0.20
Net Realized and Unrealized Gain	8.61	1.99	0.10 (1)	1.98	9.59
Total from Operations	8.67	2.10	0.21	2.07	9.79
Dividends and Distributions:
Net Investment Income	(0.03)	(0.10)	(0.08)	(0.14)	(0.15)
Net Realized Gain	(0.87)	(2.88)	(6.92)	(3.59)	(1.88)
Total Dividends and Distributions	(0.90)	(2.98)	(7.00)	(3.73)	(2.03)
Net Asset Value, End of Year	$35.04	$27.27	$28.15	$34.94	$36.60
Total Return†	32.07%	8.79%	0.47%	6.21%	36.32%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$768,329	$772,925	$948,137	$1,120,433	$1,428,199
Ratio of Expenses to Average Net Assets(2)	0.95%	0.95%	0.94%	0.96%	0.93%
Ratio of Net Investment Income to Average Net Assets	0.17%	0.41%	0.37%	0.26%	0.64%
Portfolio Turnover Rate	30%	32%	27%	24%	21%

*	Per share calculations were performed using average shares for the year.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.
(1)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

20

The Advisors’ Inner Circle Fund

ICM Small Company Portfolio

Investors who are interested in receiving more information about the Fund should read the Fund’s Annual and Semi-Annual Reports and the Fund’s Statement of Additional Information dated March 1, 2018, as it may be amended from time to time (the “SAI”). The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. The SAI contains additional detailed information about The Advisors’ Inner Circle Fund and the Fund and is incorporated by reference into (is legally part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports and other information about the Fund at www.icomd.com. Investors can also receive these documents, as well as make shareholder inquiries, by writing to or calling:

ICM Small Company Portfolio
P.O. Box 219009
Kansas City, MO 64121
1-866-234-5426

You can review and copy information about the Fund (including the SAI and Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at: http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Trust’s Investment Company Act of 1940 file number is 811-06400.

ICM-PS-001-1700

STATEMENT OF ADDITIONAL INFORMATION

ICM SMALL COMPANY PORTFOLIO

(Ticker Symbol: ICSCX)

a series of THE ADVISORS’ INNER CIRCLE FUND

March 1, 2018

Investment Adviser:

Investment Counselors of Maryland, LLC

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the ICM Small Company Portfolio (the “Fund”). This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectus dated March 1, 2018, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Fund, which includes the Fund’s audited financial statements dated October 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or Annual Report free of charge by writing to the Fund at P.O. Box 219009, Kansas City, Missouri 64121-9009 or by calling the Fund at 1-866-234-5426.

THE TRUST	S-1
DESCRIPTION OF PERMITTED INVESTMENTS	S-2
INVESTMENT POLICIES OF THE FUND	S-34
THE ADVISER	S-36
PORTFOLIO MANAGERS	S-37
THE ADMINISTRATOR	S-39
THE DISTRIBUTOR	S-39
PAYMENTS TO FINANCIAL INTERMEDIARIES	S-40
TRANSFER AGENT	S-41
CUSTODIAN	S-41
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-41
LEGAL COUNSEL	S-41
SECURITIES LENDING	S-41
TRUSTEES AND OFFICERS OF THE TRUST	S-41
PURCHASING AND REDEEMING SHARES	S-52
DETERMINATION OF NET ASSET VALUE	S-52
TAXES	S-54
BROKERAGE ALLOCATION AND OTHER PRACTICES	S-61
PORTFOLIO HOLDINGS	S-63
DESCRIPTION OF SHARES	S-64
SHAREHOLDER LIABILITY	S-65
LIMITATION OF TRUSTEES’ LIABILITY	S-65
PROXY VOTING	S-65
CODES OF ETHICS	S-65
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	S-66
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

March 1, 2018	ICM-SX-001-1700

i

THE TRUST

General. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate SAIs. The Trust is authorized to offer shares of the Fund in Institutional Class Shares. The Trust reserves the right to create and issue additional classes of shares.

History of the Fund. The ICM Small Company Portfolio is the successor to the UAM Funds, Inc. ICM Small Company Portfolio (the “Predecessor Fund”). The Predecessor Fund was managed by Investment Counselors of Maryland, LLC (“ICM” or the “Adviser”) using the same investment objective, strategies, policies and restrictions as those of the Fund. The Predecessor Fund’s date of inception was April 19, 1989. The Predecessor Fund dissolved and reorganized into the ICM Small Company Portfolio on June 24, 2002. Substantially, all of the assets of the Predecessor Fund were transferred to its successor in connection with the Fund’s commencement of operations on June 24, 2002.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of the Trust’s Board of Trustees (each, a “Trustee” and collectively, the “Board”) under certain circumstances. Under the Declaration of Trust, the trustees have the power to liquidate the Fund without shareholder approval. While the trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

S-1

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The Fund is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below. The following information supplements, and should be read in conjunction with, the Prospectus.

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

U.S. Government Securities – The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

S-2

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality, as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15% instead of the previous 10%, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

Corporate Bonds – Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities – Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

S-3

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association – Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly-owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by Ginnie Mae are treasury securities, which means the full faith and credit of the U.S. government backs them. Ginnie Mae guarantees the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages. Ginnie Mae does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund’s shares. To buy Ginnie Mae securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association - Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. Fannie Mae is regulated by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by Fannie Mae are agency securities, which means Fannie Mae, but not the U.S. government, guarantees their timely payment of principal and interest.

Freddie Mac – Freddie Mac is a stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers – Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities – Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are:

•	payments of interest and principal are more frequent (usually monthly); and

•	falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate.

In addition to the risks associated with changes in interest rates described in “Factors Affecting the Value of Debt Securities,” a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

S-4

Other Asset-Backed Securities – These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Short-Term Investments – To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations – The Fund will only invest in a security issued by a commercial bank if the bank:

•	Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and

•	Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Time Deposits – Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

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Certificates of Deposit – Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptance – A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper – Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P. See “Appendix A – Description of Ratings” for a description of commercial paper ratings.

Yankee Bonds – Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See “Foreign Securities.”

Zero Coupon Bonds – These securities are sold at a (usually substantial) discount from and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities, such as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

Terms to Understand:

Maturity – Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

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Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration – Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities – The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

•	Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

•	Prepayment Risk

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

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•	Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

•	Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” Since an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (“junk bonds”) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Fund currently uses ratings compiled by Moody’s, S&P and Fitch Inc. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section “Appendix A – Description of Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

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The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security’s rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Fund may also invest in derivatives with the goal of protecting itself from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Fund’s investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the U.S. Securities and Exchange Commission (the “SEC”) and its staff. The Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivative instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund’s coverage requirements.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Fund’s investment strategies and may adversely affect the Fund’s performance.

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Types of Derivatives:

Futures – A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value (“NAV”), each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options – An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

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•	Purchasing Put and Call Options

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	Allowing it to expire and losing its entire premium;
•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
•	Closing it out in the secondary market at its current price.
•	Selling (Writing) Put and Call Options

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

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The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted to write only “covered” options. At the time of selling a call option, the Fund may cover the option by owning, among other things:

•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
•	A call option on the same security or index with the same or lesser exercise price;
•	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;
•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
•	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the option by, among other things:

•	Entering into a short position in the underlying security;
•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
•	Maintaining the entire exercise price in liquid securities.
•	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

•	Options on Credit Default Swaps

An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

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•	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

•	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Fund may use foreign currency options given the same circumstances under which it could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which the Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

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•	Combined Positions

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts – A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);
•	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);
•	Do not require an initial margin deposit; and
•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.
•	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

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Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Equity-Linked Securities – The Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Swap Agreements – A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

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A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

•	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

•	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

•	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

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•	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

•	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

•	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by the Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

•	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

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When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices – The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
•	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and
•	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity – Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

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•	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
•	Have to purchase or sell the instrument underlying the contract;
•	Not be able to hedge its investments; and/or
•	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;
•	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•	The facilities of the exchange may not be adequate to handle current trading volume;
•	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or
•	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk – Successful use of derivatives by the Fund is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk – At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin – Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage – The Fund’s use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

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•	Actual and anticipated changes in interest rates;
•	Fiscal and monetary policies; and
•	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation – The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Fund’s use of derivatives, and adversely impact the Fund’s ability to achieve its investment objectives. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Equity Securities

Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

Common Stocks – Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks – Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

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Convertible Securities – Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Real Estate Investment Trusts (“REITs”) – A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

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REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Rights and Warrants – A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

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An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities:

General Risks of Investing in Stocks – While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
•	Factors affecting an entire industry, such as increases in production costs; and
•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Companies – Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Technology Companies – Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

Initial Public Offerings (“IPOs”) – The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. The Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

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The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Master Limited Partnerships (“MLPs”) – MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP’s interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector.

MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

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MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Foreign Securities

Types of Foreign Securities:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways:

•	The Fund can invest directly in foreign securities denominated in a foreign currency;
•	The Fund can invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments; and
•	The Fund can invest in investment funds.

American Depositary Receipts – The Fund may invest up to 20% of its total assets in ADRs. ADRs, as well as other “hybrid” forms of ADRs, including EDRs and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

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Emerging Markets – An “emerging market country” is generally a country that the International Bank for Reconstruction and Development (“World Bank”) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNP”) than more developed countries.

Investment Funds – Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors – Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

•	The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

•	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

•	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

•	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

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•	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

Information and Supervision – There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

Stock Exchange and Market Risk – The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

•	are generally more volatile than, and not as developed or efficient as, those in the United States;

•	have substantially less volume;

•	trade securities that tend to be less liquid and experience rapid and erratic price movements;

•	have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

•	employ trading, settlement and custodial practices less developed than those in U.S. markets; and

•	may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

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•	foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

•	adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

•	in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

•	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

•	economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

•	restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk – While the Fund denominates its NAV in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

•	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

•	Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

•	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

•	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

•	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

•	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes – Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

Emerging Markets – Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

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•	Have relatively unstable governments;

•	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

•	Offer less protection of property rights than more developed countries; and

•	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Exchange-Traded Funds (“ETFs”)

The Fund may invest in ETFs. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF’s expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF’s value being more volatile than the underlying securities or other investments.

Investment Company Shares

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indices or portions of specific indices. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

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Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR ETFs and procedures approved by the Board, the Fund may invest in these ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither these ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

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Restricted and Illiquid Securities

While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of the Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund’s books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser’s liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.

Securities Lending

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent, but will bear all of any losses from the investment of collateral.

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By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Short Sales

Description of Short Sales:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

•	Take advantage of an anticipated decline in prices.

•	Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

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Short Sales Against the Box – In addition, the Fund may engage in short sales “against the box.” In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be taxable event to the Fund.

Restrictions on Short Sales:

The Fund will not short sell a security if:

•	After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.

•	The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund’s net assets.

•	Any security sold short would constitute more than two percent (2%) of any class of the issuer’s securities.

Whenever the Fund sells a security short, the Fund segregates an amount of cash or liquid securities equal to the difference between (a) the current market value of the securities sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the current market value of the securities.

When-Issued, Delayed-Delivery and Forward-Delivery Transactions

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

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The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward-delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Special Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT POLICIES OF THE FUND

Fundamental Policies

The following investment policies are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

The Fund will not:

•	Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply when the Fund is classified as a non-diversified series of an open-end investment company under the 1940 Act.

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•	Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s prospectus and SAI as they may be amended from time to time.

•	Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

•	Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

•	Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

•	Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

•	Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

•	Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Non-Fundamental Policies

In addition to the investment objective of the Fund, the following investment limitations are non-fundamental and may be changed by the Board without shareholder approval.

The Fund may:

•	Not purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund’s total assets.

•	Not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

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•	Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

•	Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

•	Invest in the securities of foreign issuers.

•	Purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

•	Invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

•	Write covered call options and may buy and sell put and call options.

•	Enter into repurchase agreements.

•	Lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

•	Sell securities short and engage in short sales “against the box.”

•	Enter into swap transactions.

Further, the Fund may not change its investment strategy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of companies that have market capitalizations within the range of the Russell 2000® Value Index at the time of purchase, without 60 days’ prior written notice to shareholders.

THE ADVISER

General. Investment Counselors of Maryland, LLC, a Delaware limited liability company located at 300 East Lombard Street, Suite 810 Baltimore, Maryland 21202, serves as the Fund’s investment adviser. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis. The Adviser and its predecessor, Old ICM, Inc., formerly Investment Counselors of Maryland, Inc. (the “Former Adviser”), have provided investment management services to corporations, foundations, endowments, pensions and profit sharing plans, trusts, estates and other institutions and individuals since 1972. As of December 31, 2017, the Adviser had approximately $2.1 billion in assets under management.

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The Adviser is owned in part by the Former Adviser and ICM Management LLC, a company wholly-owned by six officers of the Adviser. OM Asset Management plc. (“OMAM”), a NYSE listed company, through its ownership of the Former Adviser retains an ownership interest in the Adviser. OMAM is a holding company for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Currently, OMAM has a number of affiliates who are SEC registered investment advisers. The affiliated firms provide investment management services to private accounts, mutual funds and other institutional and sophisticated investors. Investment strategies employed and securities selected by affiliated firms are separately chosen by each of them. Several affiliated firms also act as investment advisers to separate series or funds in the Trust.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement dated June 24, 2002, as amended (the “Advisory Agreement”) with respect to the Fund. Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or, by the Adviser, on 90 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the Adviser the following advisory fees:

Advisory Fees Paid
2015	2016	2017
$7,357,685	$6,219,343	$5,110,241

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Fund is managed by a team of portfolio managers who are each responsible for researching investment opportunities for the Fund. Each team member also manages separately managed accounts that share the same investment objective as the Fund and are managed in tandem with the Fund.

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Each team member receives an annual salary and discretionary cash bonus from the Adviser. The portfolio managers’ compensation is not linked to the Fund’s or separate accounts’ performance. Instead, bonuses are determined based on the Adviser’s overall profitability, which may relate to the Fund and/or separate accounts’ asset levels, as well as other factors. These factors may include a team member’s investment ideas and strategies, and overall contribution to the success of the Adviser and its investment products. In addition to salary and bonuses, four of the Fund’s team members (portfolio managers William Heaphy and Gary Merwitz, and analysts Matthew Fleming and Joshua Overholt), are members of ICM Management LLC, which owns a portion of the Adviser. Through these interests, Messrs. Heaphy, Merwitz, Fleming and Overholt also receive a 1/6 interest of the Adviser’s income distributions to ICM Management LLC.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares Owned[1]
William V. Heaphy	Over $1,000,000
Gary J. Merwitz	$100,001 - $500,000
[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts*	Total Assets (in Millions)
William V. Heaphy	0	$0	0	$0	23[1]	$1,208
Gary J. Merwitz	0	$0	0	$0	0	$0
[1]	Includes 1 account with assets under management of $645 million that is subject to a performance based advisory fee.

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separately managed small cap portfolios (the “Small Cap Portfolios”). The Small Cap Portfolios have the same investment objective as the Fund and are managed in tandem with the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. It is also possible that a potential conflict of interest may arise because the portfolio managers manage an account with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee. In addition, Mr. Heaphy also manages a similar strategy, which includes a non-fee paying, proprietary account. This similar strategy invests in both Small and Mid-Cap stocks. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

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THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following amounts for these services:

Administration Fees Paid
2015	2016	2017
$550,275	$509,747	$462,192

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor upon not less than 60 days’ written notice to the other party.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

Payments by the Fund. The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

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TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

CUSTODIAN

MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104 (the “Custodian”), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by BBD, LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

The Fund did not engage in securities lending activities during the fiscal year ended October 31, 2017.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

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The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

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Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, positions with the Trust and length of time served, and principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the funds, and to exercise their business judgment in a manner that serves the best interests of the funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

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The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

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•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	None	None
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None
1	Valuation date is December 31, 2017.
2	The Fund is the only fund in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the Fund’s most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$111,968	N/A	N/A	$111,968 for service on one (1) board
Johnson	$111,968	N/A	N/A	$111,968 for service on one (1) board
Krikorian	$120,541	N/A	N/A	$120,541 for service on one (1) board
Speca	$111,968	N/A	N/A	$111,968 for service on one (1) board
Sullivan	$126,189	N/A	N/A	$126,189 for service on one (1) board
[1]	All funds in the Fund Complex are series of the Trust.

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Trust Officers. Set forth below are the names, years of birth, positions with the Trust and length of time served, and principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

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PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all of the funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

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Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

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TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies (“RIC”), such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Qualification as a Regulated Investment Company. The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”), and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

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Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. The Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year, at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

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Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund will be eligible for the reduced tax rates applicable to qualified dividend income. Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from a REIT will be treated as qualified dividend income only to the extent so reported by such REIT.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

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If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of its tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales or Redemptions. Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use a default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

The Tax Act treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in REITs will enjoy the lower rate, but investors in a RIC that invest in such REITs will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Fund to pass through the special character of “qualified REIT dividends” to shareholders.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

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If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Certain Foreign Currency Tax Issues. The Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding. The Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

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Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

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For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

Aggregate Dollar Amount of Brokerage Commissions Paid
2015	2016	2017
$951,315	$810,072	$604,084

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

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For the fiscal year ended October 31, 2017, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser:

Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
$374,998	$287,193,104

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it held during its most recent fiscal year. During the fiscal year ended October 31, 2017, the Fund did not hold any securities of “regular brokers and dealers.”

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2016 and 2017, the portfolio turnover rates for the Fund were as follows:

Portfolio Turnover Rates
2016	2017
32%	30%

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, principal underwriter, or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (“Adviser CCO”) to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Trust’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

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Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund discloses a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s NAV (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q and the Fund’s complete schedule of investments following the second and fourth fiscal quarters, is available in shareholder reports filed with the SEC on Form N-CSR.

Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual or Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-234-5426. In addition, the Fund generally publishes a complete list of its portfolio holdings on a monthly basis, fifteen (15) days after the end of the previous month. For example, the Fund’s investments as of the end of January would ordinarily be published on February 15. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund’s assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/icm. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund’s portfolio holdings from publication when deemed to be in the best interest of the Fund.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer Agent, in connection with their services to the Fund.

The Fund’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and its affiliates or recipients of the Fund’s portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

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SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

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PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of the Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

Name and Address	% of Fund
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 4 JERSEY CITY, NJ 07310-1995	29.18%
NORTHERN TRUST AS TRUSTEE FBO OHIOHEALTH CORPORATION A/C# 26-33353 PO BOX 92956 CHICAGO, IL 60675-2994	14.16%
IHC HEALTH SERVICES INC 36 S STATE ST STE 2300 SALT LAKE CITY, UT 84111-1471	11.15%
WSSC EMPLOYEES RETIREMENT PLAN ATTN ROBERT HOLMES 14501 SWEITZER LN FL 11 LAUREL, MD 20707-5901	8.49%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY REINVEST ACCOUNT FOR EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	8.19%
GREAT-WEST TRUST COMPANY LLC TTEE F BANK OF THE WEST 401K SAVINGS PLAN 8525 E ORCHARD RD GREENWOOD VLG, CO 80111-5002	5.14%

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

A-2

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

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Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

A-4

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

A-5

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

A-6

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

A-7

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-8

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

Investment Counselors of Maryland, llc

Proxy Voting Policy and Procedure

Investment Counselors of Maryland, LLC (ICM) as Adviser to the ICM Small Company Portfolio assumes a fiduciary responsibility to vote proxies in the best interest of the shareholders of the Portfolio. So that it may fulfill these fiduciary responsibilities to the Portfolio and its shareholders, ICM has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of the Portfolio and its shareholders.

Proxy Voting Guidelines and Policies

ICM acknowledges it has a duty of care that requires it to monitor corporate events and vote proxies of the companies held in the Portfolio. ICM has determined that the best and most efficient way to exercise this duty is to engage the services of a third party proxy advisory and voting service. To that effect, ICM has engaged the Institutional Shareholder Services (ISS) to provide research on proxy issues and to recommend how ICM should vote on the specific issues contained in the proxies for the companies held in the Portfolio. ICM believes that the ISS has the capacity and competency to adequately analyze proxy issues based on ICM’s review of ISS policies and procedures and experience with ISS’s professional staff.

ICM has determined that ISS’s Proxy Voting Policies and Guidelines represent a very reasoned approach to the primary goal of enhancing long-term shareholder value and ensuring, as best as possible, that the companies owned by the Portfolio are adhering to leading corporate governance practices. In light of this determination, ICM has adopted these policies and guidelines as its own, and a copy of these policies and guidelines is attached.

These policies and guidelines are not rigid policy positions and most issues are decided on a case-by-case basis. ICM’s experience with ISS’s advisory service has demonstrated to ICM that ISS’s recommendations are consistent and well reasoned.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of the Portfolio and its shareholders conflicts with ICM’s interests. Conflicts of interest generally include (i) business relationships where ICM has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of ICM has a family member or other personal relationship who is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If ICM learns that a conflict of interest exists, the Chief Compliance Officer will prepare a report to the Compliance Committee that identifies; (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that ICM makes proxy voting decisions based on the best interest of the Portfolio and its shareholders. If ICM determines that a material conflict of interest exists, ICM will disclose the conflict to the Board of Directors (the Board) of the Advisors’ Inner Circle Fund or their appointed representatives and vote the proxy as directed by the Board or its representative. ICM also recognizes that ISS itself may encounter potential conflicts of interest which would preclude ISS from issuing vote recommendations and voting the Portfolio’s proxies. In those very rare cases, ICM would instruct ISS how to vote those particular proxies.

B-1

ICM believes that by consistently applying our voting policies and guidelines and by informing the Portfolio’s shareholders and the managements of companies owned by the Portfolio of those policies, potential conflicts of interest can be minimized.

ICM may override ISS recommendations when ICM believes that doing so is in the best interest of the Portfolio. In those cases, both the portfolio manager and CCO or designated compliance officer approve the override.

Voting Process

ICM has instructed the Portfolio’s custodian to forward or have forwarded the Portfolio’s proxy ballots to ISS for voting and record keeping purposes. The Portfolio will have a separate account at ISS so that ISS can identify the proxies being voted on behalf of the Portfolio. ISS is periodically informed of the securities held in the Portfolio so that ISS can match the proxy ballots with the Portfolio holdings.

B-2

United States

Concise Proxy Voting Guidelines

Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2018

Published January 9, 2018

www.issgovernance.com

© 2018 ISS | Institutional Shareholder Services

U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances:

Independence

Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Categorization of Directors) when:

›	Independent directors comprise 50 percent or less of the board;
›	The non-independent director serves on the audit, compensation, or nominating committee;
›	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
›	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

1	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3	For newNew nominees who served for only, schedule conflicts due to commitments made prior to their appointment to part of the boardfiscal year are considered if disclosed ingenerally exempted from the proxy or another SEC filingattendance policy.

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Overboarded Directors: Generally vote against or withhold from individual directors who:

›	Sit on more than five public company boards; or
›	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards4.

Diversity: Highlight boards with no gender diversity. However, no adverse vote recommendations will be made due to any lack of gender diversity.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

›	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.
›	The board failed to act on takeover offers where the majority of shares are tendered;
›	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

›	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
›	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
›	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

4	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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›	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote against or withhold from the entire board of directors (except new nominees5, who should be considered case-by-case) for the following:

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:

›	The company has a poison pill that was not approved by shareholders[6]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
›	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A multi-class capital structure; and/or
›	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that

5	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.
6	Public shareholder only, approval prior to a company’s becoming public is insufficient. materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

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›	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
›	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company's ownership structure;
›	The company's existing governance provisions;
›	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders' ability to amend bylaws.

Problematic Governance Structure - Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

›	The level of impairment of shareholders' rights;
›	The disclosed rationale;
›	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
›	Any reasonable sunset provision; and
›	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

›	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

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›	The non-audit fees paid to the auditor are excessive;
›	The company receives an adverse opinion on the company’s financial statements from its auditor; or
›	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

›	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices; or
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

›	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
›	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:

›	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
›	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
›	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
›	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
›	Any other relevant factors.

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Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

›	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company;
›	Failure to replace management as appropriate; or
›	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;
›	Management’s track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company's current board leadership structure;
›	The company's governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.

7	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS' performance assessment will generally consider one-, three-, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.

CAPITAL/RESTRUCTURING

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

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Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company's use of authorized shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A. Most companies: 100 percent of existing authorized shares.

B. Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.

C. Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D. Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
›	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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›	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
›	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

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Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
›	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices10, this analysis considers the following:

1. Peer Group11 Alignment:

›	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
›	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
›	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2. Absolute Alignment12 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company's peer group benchmarking practices;

10	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
11	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
12	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[13] compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and
›	Options backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Extraordinary perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting, or lifetime perquisites;
›	New or extended agreements that provide for:
›	Excessive CIC payments (generally exceeding 3 times base salary and average/target/most recent bonus);
›	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
›	CIC payments with excise tax gross-ups (including "modified" gross-ups);
›	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
›	Liberal CIC definition combined with any single-trigger CIC benefits;
›	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
›	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Incentives that may Motivate Excessive Risk-Taking

›	Multi-year guaranteed awards;
›	A single or common performance metric used for short- and long-term incentives;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega equity grants that provide overly large upside opportunity.

13	ISS research reports include realizable pay for S&P 1500 companies.

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Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines, and limitations on accelerated vesting triggers.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
›	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
›	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[14] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

14	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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›	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Discretionary or automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan;
›	Dividends payable prior to award vesting.

›	Grant Practices:
›	The company’s three-year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:
›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

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›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
›	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

›	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company's level of disclosure compared to industry peers; and
›	Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company's level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
›	The company's actual GHG emissions performance;
›	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity

General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

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Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company’s nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Pay Gap

General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

›	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
›	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and
›	Whether the company's reporting regarding gender pay gap policies or initiatives is lagging its peers.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

›	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
›	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
›	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
›	Applicable market-specific laws or regulations that may be imposed on the company; and
›	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

›	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
›	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
›	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

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Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

›	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
›	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
›	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

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The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

Loomis Sayles Full Discretion Institutional Securitized Fund

Institutional Class Shares

Investment Adviser:

Loomis, Sayles & Company, L.P.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

i

Loomis Sayles Full Discretion Institutional Securitized Fund

Fund Investment Objective

The investment objective of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”) is to provide current income and the potential for total return.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management Fees[1]	None
Other Expenses	0.17%
Total Annual Fund Operating Expenses[2]	0.17%

[1]	The Fund does not pay a management fee. Shares of the Fund are only available to institutional advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”), the Fund’s Adviser. The institutional advisory clients of the Adviser pay the Adviser or its affiliates a fee for their investment advisory services.
[2]	The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (“excluded expenses”)) from exceeding 0.20% of the Fund’s Institutional Class Shares’ average daily net assets. This Agreement may only be terminated by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$217

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in mortgage-backed and other asset-backed securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund primarily invests in asset-backed securities, commercial mortgage-backed securities, agency mortgage-backed securities and non-agency residential mortgage-backed securities, which are not issued, guaranteed, or backed by the U.S. government or its agencies or instrumentalities. The Fund may invest in both fixed-rate and adjustable rate securities.

The securities the Fund invests in may be issued by U.S. or non-U.S. issuers, including corporations, partnerships and trusts, and governments, including their agencies, instrumentalities and sponsored entities. There is no limit to the amount of Fund assets which may be invested in non-U.S. issuers. Securities issued by non-U.S. issuers must be U.S. dollar denominated. The Fund may invest in securities of any maturity.

In addition to direct investments in securitized assets, the Fund may also invest in structured notes, which are instruments that are expected to provide economic exposure equivalent to securitized assets in which the Fund may invest directly. These investments are taken into account when determining compliance with the Fund’s 80% investment policy described above. The Fund may invest up to 20% of its assets, based on market value, in structured notes. The Fund may also invest up to 10% of its assets in cash and cash equivalents, including commercial paper, repurchase agreements and short-term fixed-income instruments.

The average duration and dollar weighted average maturity of the Fund will vary depending on the Adviser’s strategy for the Fund and its analysis of market and economic conditions.

The Fund may invest without limit in securities of any credit quality, including securities that are rated below investment grade (“high yield” or “junk” bonds) and those in default, but seeks to maintain a minimum dollar weighted average portfolio quality equivalent to B- or higher as determined at the time of purchase. The Fund uses the highest rating assigned by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. or Fitch, Inc. If none of those ratings agencies assign ratings to a particular security or issuer, the Adviser will use its internal rating to determine credit quality. The Fund may continue to hold securities that are downgraded in credit rating subsequent to their purchase if the Adviser believes it would be advantageous to do so.

The portfolio management team will seek to identify and purchase securitized assets that offer a high level of income and/or capital appreciation potential. The return potential and relative attractiveness of each security will be assessed on a potential loss-adjusted basis, with particular emphasis on scenario analysis aimed at assessing the risk-return profile of each security. The credit rating assigned by a nationally recognized rating agency will not be a key consideration in the security selection process, except for the need to maintain the minimum rating requirement of the Fund.

The Adviser has full discretion in determining which investments to make and pursues a strategy of investing in securitized assets unconstrained with respect to sectors and ratings. In purchasing securities for the Fund, the Adviser uses a fundamental, top down approach to evaluate each sector in the securitized market, and then determines the sector allocation within each sector and the capital structure allocations for the Fund’s portfolio. The Adviser utilizes a bottom up approach to the individual security selection process, aimed at assigning an independent credit rating to a security and determining its risk/return profile. In evaluating a security, the Adviser utilizes a mix of third party and proprietary research models to generate performance expectations for the collateral backing the security (e.g., pooled mortgages in a mortgage-backed security) and the risks associated with such collateral. Qualitative factors such as the originator of the collateral, the servicer of the pool of assets and other key corporate connections of the security are also evaluated. The Adviser then compares the collateral performance expectations with the security’s structure to determine its ability to make interest and principal payments to its holders, and stress-tests the security across a broad range of scenarios to determine an internal credit rating and a risk/return profile for a security.

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The Adviser may sell a security when there is a change in the relative valuation of a security, the Adviser’s assessment of a particular sector, and/or the Adviser’s analysis of the credit or risk/return of a security.

The Fund has adopted a policy to concentrate its investments (invest at least 25% of its assets) in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries. The Fund is non-diversified and may hold a relatively small number of securities issued by a limited number of issuers. Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities than a fund with a buy and hold strategy.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Interest Rate Risk. As with most funds that invest in fixed-income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed-income securities (especially those with longer maturities and durations) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

A related risk is basis risk, which is the risk that a change in prevailing interest rates will change the price of a company’s interest-bearing liabilities disproportionately to the price of interest-bearing assets. This would have the effect of increasing liabilities and decreasing assets, resulting in a loss.

Credit Risk. The credit rating or financial condition of an issuer may affect the value of a fixed-income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

Concentration Risk. Due to the Fund’s concentration in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries, events that affect an industry or industries within this group will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. While the Fund will invest more than 25% of its assets in, collectively, the asset-backed, commercial mortgage-backed and residential mortgage-backed securities industries, it is expected that the Fund’s investments in any one or more of these industries may, from time to time, be significantly greater than 25%.

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Inflation/Deflation Risk. The value of assets or income from investments may be worth less in the future as inflation decreases the present value of future payments. Conversely, prices throughout the economy may decline over time due to deflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Rating Agencies Risk. Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

High Yield Bond Risk. High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Some may even be in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately.

Generally, the lower rated the security, as determined by rating agencies, the more vulnerable the security is to nonpayment. Securities rated below “B” are often dependent upon favorable financial and business conditions to meet their financial obligations, or may lack the capacity to make payments regardless of financial and business conditions. Default becomes more likely over the long or short term the lower rated the security.

Mortgage-Backed and Asset-Backed Securities Risk. The Fund may invest in both residential and commercial mortgage-backed securities. A mortgage-backed security represents an interest in a pool of assets such as mortgage loans and matures when all the mortgages in the pool mature or are prepaid. While mortgage-backed securities do have fixed maturities, their expected durations may vary when interest rates rise or fall. Because the timing and speed of principal payments may vary, the cash flow on mortgage-backed securities is irregular. The value of mortgage-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. Rising interest rates tend to extend the maturities of mortgage-backed securities, causing the securities to exhibit additional volatility and their value to decrease more significantly. This is known as extension risk. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. While residential mortgagors in the United States have the option to pay more principal than required at each payment interval, commercial mortgages are often set for a fixed term and therefore experience a lower degree of prepayment risk.

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The Fund may invest in residential mortgage-backed securities that represent interests in pools of adjustable rate mortgages (“ARMs”), including payment option ARMs. Payment option ARMs give the borrower the option to pay less than the interest only amount, resulting in an increase in the principal balance of a loan as interest owed is added to the principal (known as “negative amortization payments”). While such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument and make the instrument more affordable to the borrower in the short term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

The Fund may invest a substantial amount of its assets in privately issued mortgage-backed securities that are not issued, guaranteed, or backed by the U.S. government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

An asset-backed security is a security backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, including extension and prepayment risks, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because some asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Other asset-backed securities, such as credit card receivables, may not have the benefit of an underlying physical asset or security interest in collateral at all. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of the collateral may also be insufficient to cover the principal amount.

During periods of declining asset value, difficult or frozen credit markets, interest rate changes, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Additionally, the value of these securities may fluctuate in response to the market’s perception of the credit worthiness of the issuers. Mortgage-backed and asset-backed securities are subject to the risk that an issuer will fail to make timely payments of interest or principal, or will default on payments. Such a risk is generally higher in the case of mortgage-backed securities that include so-called ‘sub-prime’ or “Alt-A” loans, which are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. There is also a risk that the value of the underlying asset (e.g., a home) securing an obligation may not be sufficient to cover the amount of the obligation. Residential mortgage-backed securities in which the Fund may invest may have a loan to value ratio which exceeds 100%, meaning that the mortgage amount is greater than the appraised value of the underlying property. Certain commercial mortgage-backed securities may be backed by pools of mortgages of properties that have special purposes, which may be difficult to sell or liquidate.

Credit Crisis Liquidity Risk. Certain types of credit instruments, such as investments in high-yield bonds, debt issued in leveraged buyout transactions (acquisition of a company using a substantial amount of debt and loans), mortgage- and asset-backed securities, and short-term asset-backed commercial paper, became very illiquid in the latter half of 2007. General market uncertainty and consequent re-pricing of risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Such market conditions, and the above factors, may make valuation uncertain and/or result in sudden and significant valuation declines.

 5

Structured Notes Risk. Structured notes are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies that obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or may vary from the stated rate because of changes in these factors. Investment in structured notes involves certain risks, including the risk that the issuer may be unable or unwilling to satisfy its obligations to pay principal or interest, which is separate from the risk that the note’s reference instruments may move in a manner that is disadvantageous to the holder of the note. Structured notes, which are often illiquid, are also subject to additional risk such as market risk, liquidity risk and interest rate risk. The terms of certain structured notes may provide that a decline in the reference instrument may result in the interest rate or principal amount being reduced to zero. Structured notes may be more volatile than the underlying reference instruments or traditional debt instruments. In addition, structured notes may charge fees and administrative expenses.

A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity, the value of which is tied to the underlying reference asset. Like structured notes generally, investments in credit-linked notes are subject to the risk of loss of the principal investment and/or periodic interest payments expected to be received from an investment in a credit-linked note in the event that one or more of the underlying obligations of a note default or otherwise become non-performing. To the extent the Fund invests in a credit-linked note that represents an interest in a single issuer or limited number of issuers, a credit event with respect to that issuer or limited number of issuers presents a greater risk of loss to the Fund than if the credit-linked note represented an interest in underlying obligations of multiple issuers.

U.S. Government Securities Risk. The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, the Government National Mortgage Association (“Ginnie Mae”) pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Agency Securities Risk. Certain obligations issued by U.S. government-sponsored agencies are backed solely by that agency’s own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

Foreign Security Risk. Investing in securities of foreign issuers and governments poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

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Portfolio Turnover Risk. The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax more frequently on capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value.

Non-Diversification Risk. Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund, which may cause the value of its shares to be more sensitive to changes in the market value of a single issuer than a diversified mutual fund.

State-Specific Risk. While the Fund does not expect to invest in single state pools of mortgages, underlying properties of mortgages of certain states may represent a significant percentage of the underlying mortgages in which the Fund invests as a whole. When the Fund invests in this manner, it is subject to the risk that the economy of the states in which it invests, and the value of properties within the states, may decline. Investing significantly in securities whose values are economically tied to a single state means that the Fund is more exposed to negative political or economic events affecting that state than a fund that invests more widely. Certain states have experienced significant declines in property values in recent years.

It is anticipated that the Fund will invest more than 25% of its assets in mortgage-backed securities with underlying properties in California. Investing in such a manner subjects the Fund to economic conditions and government policies within California. As a result, the Fund may be more susceptible to factors that adversely affect the California property, housing and mortgage markets than a mutual fund that does not have as great a concentration in California.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 1-800-343-2029.

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2012	26.14%
2013	6.55%
2014	6.50%
2015	3.61%
2016	5.87%
2017	8.71%

BEST QUARTER	WORST QUARTER
9.79%	(0.79)%
(09/30/2012)	(03/31/2016)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Class Shares’ average annual total returns for periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

LOOMIS SAYLES FULL DISCRETION INSTITUTIONAL SECURITIZED FUND INSTITUTIONAL CLASS	1 Year	5 Years	Since Inception (12/15/2011)
Fund Return Before Taxes	8.71%	6.23%	9.35%
Fund Return After Taxes on Distributions	5.63%	3.53%	6.43%
Fund Return After Taxes on Distributions and Sale of Fund Shares	5.22%	3.61%	6.09%
BofA Merrill Lynch US ABS & CMBS Index (reflects no deduction for fees, expenses, or taxes)	2.84%	2.01%	2.81%

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Mr. Alessandro Pagani, CFA, Vice President and Head of Securitized Assets, has managed the Fund since its inception in 2011.

Mr. Stephen L’Heureux, CFA, Vice President and Senior Credit Analyst, has managed the Fund since its inception in 2011.

Mr. Dmitri Rabin, CFA, Vice President and Global Residential Mortgage-Backed Securities and Covered Bonds Strategist, has managed the Fund since its inception in 2011.

 8

Purchase and Sale of Fund Shares

There is no minimum initial investment to purchase shares of the Fund for the first time. There is also no minimum for subsequent investments. The Fund reserves the right to create investment minimums at its sole discretion.

Shares of the Fund are offered exclusively to institutional advisory clients of the Adviser or its affiliates.

Shares normally can be redeemed only by contacting your client service manager or calling 1-800-343-2029.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

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More Information about Risk

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers.

Credit Risk. Credit risk involves the risk that an issuer or guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction, may be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund may be subject to credit risk to the extent that it invests in fixed-income securities or is a party to over-the-counter transactions. A fund that invests in lower-rated fixed-income securities (“junk bonds”) is subject to greater credit risk (because such securities are subject to a greater risk of default) and market risk than a fund that invests in higher-quality fixed-income securities. Lower rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. A fund that invests in fixed-income securities issued in connection with corporate restructurings by highly-leveraged issuers or in fixed-income securities that are not current in the payment of interest or principal (i.e., in default) will be subject to greater credit risk. A fund that invests in non-U.S. securities is subject to increased credit risk, for example, because of the difficulties of requiring non-U.S. entities to honor their contractual commitments and because financial reporting and other standards are often less robust in foreign countries.

High Yield (“Junk”) Bond Risk. High yield, or “junk,” bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of high yield bonds is even greater since the prospects for repayment of principal and interest of many of these securities is speculative. Some may even be in default.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income producing securities. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. During periods of rising interest rates, the values of outstanding fixed-income securities generally decrease. Current market conditions may pose heightened risks for the Fund. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

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Even funds that generally invest a significant portion of their assets in high quality fixed-income securities are subject to interest rate risk. Interest rate risk is greater for funds, such as the Fund, that generally invest a significant portion of their respective assets in lower rated fixed-income securities or comparable unrated securities (commonly known as “junk bonds”). The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to if it invested in fixed-income securities with shorter maturities or durations. Interest rate risk is compounded for funds that invest a significant portion of their assets in mortgage-related or other asset-backed securities because the value of mortgage-related securities and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed-income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to the risk of prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed-income securities with lower interest rates. The Fund also faces increased interest rate risk when it invests in interest-only securities or fixed-income securities paying no current interest, such as zero-coupon securities, principal-only securities and fixed-income securities paying non-cash interest in the form of other fixed-income securities.

Mortgage-Backed Securities Risk. Mortgage-backed securities differ from traditional fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster than expected prepayment rate will reduce yield to maturity and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will increase and slower-than-expected prepayments will reduce, yield to maturity. Prepayments and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

The value of some mortgage-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. The market for mortgage-backed securities (and other asset-backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

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More Information about the Fund’s Objective and Investments

The investment objective of the Fund is to provide current income and the potential for total return. The investment objective of the Fund may be changed without shareholder approval.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in short-term, liquid, high-grade debt instruments, which may include U.S. government securities, bank deposits, money market instruments and other short-term debt instruments, including notes and bonds, or the Fund may hold its assets in cash. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

This prospectus describes the Fund’s principal investment strategies and principal risks, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus).

The Fund may receive instruments not contemplated herein through the conversion or exchange of an investment or as a result of the reorganization or bankruptcy of the issuer of an otherwise permissible investment and may create wholly- or substantially owned entities to hold such instruments. The Adviser may hold or dispose of these investments at its discretion.

Of course, there is no guarantee that the Fund will achieve its investment goal.

Information about Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

Investment Adviser

Loomis, Sayles & Company, L.P., a Delaware limited partnership, serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at One Financial Center, Boston, Massachusetts 02111-2621. As of December 31, 2017, the Adviser had approximately $268.1 billion in assets under management. Loomis Sayles was founded in 1926. Loomis Sayles is a subsidiary of Natixis US, which is part of Natixis Investment Managers.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

An investor in the Fund will pay a fee to the Adviser or its affiliates under a separate client agreement for advisory services. The Fund does not pay the Adviser for investment advisory services, but does pay other expenses of the Fund such as administration fees, custody fees and general operating expenses. The Adviser has contractually agreed to reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.20% of the Fund’s average daily net assets.

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A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement is available in the Fund’s Annual Report to Shareholders dated October 31, 2017, which covers the period from November 1, 2016 to October 31, 2017.

Portfolio Managers

The Fund is managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.

Alessandro Pagani, CFA, Vice President and Head of Securitized Assets for the fixed-income group, joined the Adviser in 2008 and has over 20 years of investment management experience. Mr. Pagani is responsible for developing research and investment strategies for mortgage pass-through securities, asset-backed securities, residential mortgage-backed securities and commercial mortgage-backed securities across all Loomis Sayles fixed-income products. He is a co-manager of the Loomis Sayles Securitized Asset Fund and the Loomis Sayles Securitized Asset Credit Trust. Prior to joining the Adviser, Mr. Pagani was co-head of global research and credit with Cambridge Place Investment Management, a specialty manager of credit sensitive structured securities. Mr. Pagani also worked as director of asset-backed securities research at Banc One Capital Markets. He earned a doctoral degree in Economics and Commerce from the University of Brescia in Italy.

Stephen L’Heureux, CFA, Vice President and Senior Credit Analyst, joined the Adviser in 2008 and has over 32 years of investment management experience. Mr. L’Heureux specializes in global real estate and commercial mortgage-backed securities credit analysis. Prior to joining the Adviser, Mr. L’Heureux was a senior credit analyst for US commercial real estate and commercial mortgage-backed securities at Cambridge Place Investment Management. Previously, Mr. L’Heureux worked for 10 years at AEW Capital Management, where he was a portfolio manager specializing in structured debt. Mr. L’Heureux also spent three years at Hancock Real Estate Advisors supporting direct equity real estate investment programs and five years building econometric models of the nation’s real estate markets for DRI/FW Dodge. He earned a B.A. from McGill University and an M.A. from the University of Toronto.

Dmitri Rabin, CFA, Vice President and Global Residential Mortgage-Backed Securities and Covered Bonds Strategist for the fixed-income group, is responsible for developing housing and residential mortgage-backed securities-related research and relative value recommendations across all fixed-income products. Mr. Rabin joined the Adviser in 2008 and has over 17 years of investment management experience. Prior to joining the Adviser, Mr. Rabin worked as a long-short equity analyst for global financials and fund macro strategy at Pine Cobble Capital. He also worked as an associate analyst at Cambridge Place Investment Management and as a project leader at Boston Consulting Group. Mr. Rabin earned a B.A. from Amherst College and an M.B.A. from the Massachusetts Institute of Technology.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Purchasing and Selling Fund Shares

This section tells you how to purchase and sell (sometimes called “redeem”) Institutional Class Shares of the Fund. Institutional Class Shares are for individual and institutional investors.

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For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

How to Purchase Fund Shares

Shares of the Fund are offered exclusively to institutional advisory clients of the Adviser or its affiliates.

Additional shares can be purchased if authorized by the Adviser and payment must be wired in federal funds to the Fund’s transfer agent, DST Asset Manager Solutions, Inc. except when shares are purchased in exchange for securities acceptable to the Fund.

Purchases of Fund shares will normally be made only in full shares, but may be made in fractional shares under certain circumstances. Certificates for shares will not be issued. The payment for shares to be purchased shall be wired to DST Asset Manager Solutions, Inc.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

General Information

You may purchase shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The Fund’s price per share will be the next determined net asset value per share (“NAV”) after the Fund or authorized institution receives your purchase order in proper form. “Proper form” means that the Fund was provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund or authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of the Fund’s assets may change on days when you are unable to purchase or redeem shares.

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How the Fund Calculates NAV

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

When valuing fixed-income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed-income securities with remaining maturities of 60 days or less, the Fund may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed-income securities are forms of fair value pricing.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Minimum Purchases

There is no minimum initial investment to purchase shares of the Fund for the first time. There is also no minimum for subsequent investments. The Fund reserves the right to create investment minimums at its sole discretion.

Fund Codes

The reference information listed below will be helpful to you when you contact the Fund to purchase Institutional Class Shares of the Fund, check daily NAV or obtain additional information.

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Fund Name	CUSIP	Fund Code
Loomis Sayles Full Discretion Institutional Securitized Fund	00769G774	3456

How to Sell Your Fund Shares

Shares normally can be redeemed only by contacting your client service manager or calling 1-800-343-2029.

The sale price will be the next determined NAV after the Fund receives your request in proper form.

Receiving Your Money

Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request. The Fund, however, may take up to seven days to pay redemption proceeds. Redemption proceeds will be sent by wire only.

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold. The Fund agrees to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Other Policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. However, the Fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

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Because the Fund is designed to be a component of a separate institutional advisory client account that also invests in individual securities and other investments, its shares may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new monies, or to accommodate reductions in account size. The Fund is managed in a manner that is consistent with its role in the separate institutional advisory account. Because all purchase and redemption orders are initiated by the Adviser, separate institutional advisory account clients are not in a position to effect purchase or redemption orders and are, therefore, unable to directly trade in shares of the Fund.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control.

The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

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The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; and/or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

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Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder's financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-800-343-2029.

Dividends and Distributions

The Fund distributes its net investment income, if any, at least monthly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. Dividends and distributions are generally taxable to you whether you receive them in the form of cash or in additional Fund shares. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below is a summary of some important U.S. federal income tax consequences of investing in the Fund. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an individual retirement account or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the U.S. federal, state and local tax effects of your investment in the Fund.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

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The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains, are generally taxable at ordinary income tax rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). It is not anticipated that any distributions by the Fund will be eligible for the reduced tax rates applicable to qualified dividend income. Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale of Fund shares).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the first-in, first-out method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because the Fund may invest in foreign securities it may be subject to foreign withholding taxes with respect to dividends or interest that the Fund receives from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

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Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Financial Highlights

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund’s financial performance for the period since the Fund’s commencement of operations on December 15, 2011 through the most recent fiscal year end. Some of this information reflects financial information for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s 2017 Annual Report. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-800-343-2029.

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For a share outstanding throughout the years

Loomis Sayles Full Discretion Institutional Securitized Fund

	Net asset value, beginning of the year	Net investment income (a)	Net realized and unrealized gain/ (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains
Institutional Class
10/31/17	$11.23	$0.64	$0.32	$0.96	$(0.55)	$(0.13)
10/31/16	11.32	0.61	(0.03)	0.58	(0.58)	(0.09)
10/31/15	11.50	0.58	(0.11)	0.47	(0.54)	(0.11)
10/31/14	11.51	0.62	0.14	0.76	(0.58)	(0.19)
10/31/13	11.61	0.69	0.18	0.87	(0.62)	(0.35)

	Total distributions	Net asset value, end of the year	Total return (%) (b)	Net assets, end of the year (000’s)	Ratio of expenses to average net assets (%) (c)	Ratio of expenses to average net assets (excluding reimbursements) (%)	Ratio of net investment income to average net assets (%)	Portfolio turnover rate (%)
Institutional Class
10/31/17	$(0.68)	$11.51	8.88	$452,928	0.17	0.17	5.65	32
10/31/16	(0.67)	11.23	5.43	486,083	0.17	0.17	5.50	36
10/31/15	(0.65)	11.32	4.17	513,609	0.17	0.17	5.10	37
10/31/14	(0.77)	11.50	6.84	473,674	0.17	0.17	5.35	27
10/31/13	(0.97)	11.51	7.83	359,680	0.19	0.20	5.95	44

(a)	Per share net investment income has been calculated using the average shares outstanding during the year.

(b)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Had certain expenses not been waived/reimbursed during the year, if applicable, total returns would have been lower.

(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the year. Without this waiver/reimbursement, if applicable, expenses would have been higher.

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The Advisors’ Inner Circle Fund

LOOMIS SAYLES FULL DISCRETION INSTITUTIONAL SECURITIZED FUND

Investment Adviser

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111-2621

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about the Loomis Sayles Full Discretion Institutional Securitized Fund and The Advisors’ Inner Circle Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Fund’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-800-343-2029

By Mail:	Loomis Sayles Full Discretion Institutional Securitized Fund

c/o DST Asset Manager Solutions, Inc.

P.O. Box 8530

Boston, Massachusetts 02266-8530

By Internet:	The Fund does not have a website, but you can obtain the SAI, Annual or Semi-Annual Report by mail or telephone.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors’ Inner Circle Fund’s Investment Company Act registration number is 811-06400.

STATEMENT OF ADDITIONAL INFORMATION

LOOMIS SAYLES FULL DISCRETION INSTITUTIONAL SECURITIZED FUND

a series of THE ADVISORS’ INNER CIRCLE FUND

March 1, 2018

Investment Adviser:

LOOMIS, SAYLES & COMPANY, L.P.

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”). This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectus dated March 1, 2018, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Fund, which includes the Fund’s audited financial statements dated October 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or Annual Report free of charge by calling the Fund at 1-800-343-2029.

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THE TRUST	S-1
DESCRIPTION OF PERMITTED INVESTMENTS	S-2
INVESTMENT LIMITATIONS	S-23
THE ADVISER	S-25
THE PORTFOLIO MANAGERS	S-25
THE ADMINISTRATOR	S-27
THE DISTRIBUTOR	S-28
THE TRANSFER AGENT	S-28
THE CUSTODIAN	S-28
INDEPENDENT registered public accounting firm	S-28
LEGAL COUNSEL	S-29
SECURITIES LENDING	S-29
TRUSTEES AND OFFICERS OF THE TRUST	S-29
PURCHASING AND REDEEMING SHARES	S-40
DETERMINATION OF NET ASSET VALUE	S-40
TAXES	S-42
FUND TRANSACTIONS	S-48
portfolio holdings	S-50
DESCRIPTION OF SHARES	S-50
SHAREHOLDER LIABILITY	S-51
LIMITATION OF TRUSTEES’ LIABILITY	S-51
PROXY VOTING	S-51
codeS of ethics	S-53
PRINCIPAL Shareholders AND CONTROL PERSONS	S-53
APPENDIX A – DESCRIPTION OF RATINGS	A-1

March 1, 2018

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THE TRUST

General. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its: (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of the Board of Trustees of the Trust (each a “Trustee” and together, the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

Non-Diversification. The Fund is non-diversified, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. Although Loomis, Sayles & Company, L.P. (the “Adviser”) does not intend to invest more than 5% of the Fund’s assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), which requires in part that the Fund be diversified (i.e., will not invest more than 5% of its assets in the securities of any one issuer) with respect to 50% of its assets.

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DESCRIPTION OF PERMITTED INVESTMENTS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following are descriptions of the permitted investments and investment practices of the Fund and the associated risk factors. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below.

Equity Securities

Types of Equity Securities:

Preferred Stocks - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

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Real Estate Investment Trusts (“REITs”) - A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Rights and Warrants - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

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An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities:

General Risks of Investing in Stocks - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

▪	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

▪	Factors affecting an entire industry, such as increases in production costs; and

▪	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Fixed Income Securities

Fixed income securities, otherwise known as “debt securities”, consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, and also include structured securities that provide for participation interests in debt obligations. Issuers use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

U.S. Government Securities - The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

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Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10 percent annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

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U.S. Treasury Obligations - U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Treasury Inflation-Protected Securities (“TIPS”) - TIPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

Government National Mortgage Association - Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by Ginnie Mae are treasury securities, which means the full faith and credit of the U.S. government backs them. Ginnie Mae guarantees the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages. Ginnie Mae does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund’s shares. To buy Ginnie Mae securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association - Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. Fannie Mae is regulated by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by Fannie Mae are agency securities, which means Fannie Mae, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation - Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

Corporate Bonds - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities - The Fund may invest in mortgage-backed securities, including commercial and non-agency residential mortgage-backed securities. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated. Investing in mortgage-backed securities involves the risks typically associated with investing in traditional fixed income securities (including interest rate and credit risk) and certain additional risks and special considerations (including the risk of principal prepayment and the risk of investing in real estate). Further, non-agency mortgage-backed securities are issued by private banks and financial companies, and are not associated with a government agency.

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Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Risks of Mortgage-Backed Securities - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are:

▪	Payments of interest and principal are more frequent (usually monthly); and

▪	Falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in “Factors Affecting the Value of Debt Securities,” a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. The rate of prepayments on underlying mortgages affects the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity beyond what was anticipated. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities, which in turn lengthens their duration, known as extension risk.

Credit Crisis Liquidity Risk - Certain types of credit instruments, such as investments in collateralized debt obligations, high-yield bonds, debt issued in leveraged buyout transactions, mortgage- and asset-backed securities, and short-term asset-backed commercial paper, became very illiquid in the latter half of 2007. General market uncertainty and consequent re-pricing of risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value. Such market conditions, and the above factors, may make valuation uncertain and/or result in sudden and significant valuation declines.

Adjustable Rate Mortgage Securities (“ARMs”) - An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Since the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. In addition, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. In addition, the Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying ARM to exceed a cap rate for a particular mortgage.

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Mortgage Pass-Through Securities - The Fund may invest in mortgage pass-through securities. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

Most transactions in mortgage pass-through securities occur through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.

Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. The Fund’s use of “TBA rolls” may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable).

The Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.

Stripped Mortgage-Backed Securities - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs and could cause the total loss of investment. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

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Asset-Backed Securities - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk. Asset-backed securities are also subject to extension risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

As with mortgage-backed securities, the market for asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

General Considerations Relating to Investments in Underlying Properties in a Single State - While the Fund does not expect to invest in single state pools of mortgages, underlying properties of mortgages of certain states may represent a significant percentage of the underlying mortgages in which the Fund invests as a whole. When the Fund invests in this manner, it is subject to the risk that the economy of the states in which it invests, and the value of properties within the states, may decline. Investing significantly in securities the values of which are economically tied to a single state means that the Fund is more exposed to negative political or economic events affecting that state than a fund that invests more widely. Certain states have experienced significant declines in property values in recent years.

Special Considerations Relating to Investment in Underlying Properties in California - The Fund may invest more than 25% of its assets in pools of mortgages the underlying properties of which are located in California. As a result, the Fund may be more vulnerable to unfavorable developments in California than funds that invest a lesser percent of their assets in securities with exposure to the California housing, property and mortgage markets, and the economy as a whole. After hitting a low of approximately 200,000 units (seasonally-adjusted and annualized) in the middle of 2007, sales of existing single-family homes have rebounded to above 400,000 units annually, and by December 2015, the year-over-year rise in home sales was 10.7%. Home prices continued to climb in 2014 and 2015, and were up 7.8% relative to prices during the same period one year earlier. California issued nearly 94,000 residential building permits during fiscal year 2014-15, approximately 10% more than were issued during the previous fiscal year. The number of permits for new residential units increased to an annual pace of 95,000 units as of December 2015, an increase of 11.9% compared to the same period last year. During fiscal year 2014-15, nonresidential construction increased by 4.1%, and the value of nonresidential permits gained 6.5%.

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Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Short-Term Investments - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations

The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•	Bankers’ Acceptances - Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•	Certificates of Deposit - Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•	Time Deposits - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Commercial Paper - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service (“Moody’s”) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P. See “Appendix A – Description of Ratings” for a description of commercial paper ratings.

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Yankee Bonds - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See “Foreign Securities.”

Step-Coupon Securities - The Fund may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Zero Coupon Bonds - These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities, such as STRIPS, that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

Terms to Understand:

Maturity - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the stated maturity of each debt security held by the fund, with the maturity of each security weighted by the percentage of the assets of the fund it represents.

Duration - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. Duration measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years – the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

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An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. Thus, the higher the duration, the more volatile the security. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities - The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

▪	Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

▪	Prepayment Risk

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

▪	Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This relationship would increase both the sensitivity of the Fund to rising rates as well as the potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

▪	Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates than those available from comparable treasury securities.

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Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” Since an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (“junk bonds”) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

The Fund may invest in securities of any credit quality, including securities that are rated below investment grade, but seeks to maintain a minimum average portfolio quality of B- or higher as determined at the time of purchase. When assessing the credit quality of the Fund’s portfolio, the Fund uses ratings from S&P, Moody’s and Fitch, Inc. (“Fitch”), each a U.S. Securities and Exchange Commission (“SEC”) recognized Nationally Recognized Statistical Rating Organization (“NRSRO”). If the ratings assigned to a security are not the same, the highest rating of S&P, Moody’s and/or Fitch will be used. If a security is not rated by S&P, Moody’s or Fitch, an equivalent rating determined by the Adviser will be used. No more than 30% of the Fund’s market value determined at the time of purchase may be invested in investments not rated by any SEC recognized NRSRO.

A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the securities and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced a security’s rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s current assessment of the issuer’s financial strength. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. Ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data, which may not accurately represent present or future circumstances. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, legislation has recently been enacted in an effort to reform rating agencies. Rules have also recently been adopted by the SEC to require rating agencies to provide additional disclosure and reduce conflicts of interest, and further reform has been proposed. It is uncertain how such legislation or additional regulation might impact the ratings agency business and the Adviser’s use of ratings in its investment process.

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The section “Appendix A – Description of Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

Foreign Securities

Types of Foreign Securities:

Foreign securities are debt and equity securities that are traded or issued in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways, including:

▪	The Fund can invest directly in foreign securities denominated in a foreign currency;
▪	The Fund can invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments; and
▪	The Fund can invest in investment funds.

American Depositary Receipts - ADRs as well as other “hybrid” forms of ADRs, including EDRs and Global Depositary Receipts (“GDRs”) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Emerging Markets - An “emerging market country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNP”) than more developed countries. There are currently over 150 countries that the international financial community generally considers to be emerging or developing countries, approximately 50 of which currently have stock markets.

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Sovereign Debt Obligations - Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

Investment Funds - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

▪	The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;
▪	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;
▪	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;
▪	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and
▪	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest, or may restrict the ability of foreign investors to repatriate their investment income and capital gains.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

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Information and Supervision - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

Stock Exchange and Market Risk - The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

▪	Are generally more volatile than, and not as developed or efficient as, those in the United States;
▪	Have substantially less volume;
▪	Trade securities that tend to be less liquid and experience rapid and erratic price movements;
▪	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;
▪	Employ trading, settlement and custodial practices less developed than those in U.S. markets; and
▪	May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

▪	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.
▪	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.
▪	In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.
▪	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.
▪	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.
▪	Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk - If the Fund invests in foreign securities denominated in foreign currencies, it will be subject to foreign currency risk. While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

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▪	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;
▪	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;
▪	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
▪	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;
▪	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and
▪	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

Emerging Markets - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

▪	Have relatively unstable governments;
▪	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;
▪	Offer less protection of property rights than more developed countries; and
▪	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Money Market Securities - Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a NRSRO, such as S&P or Moody’s, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; U.S. dollar denominated money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks; and repurchase agreements involving such securities. Each of these money market securities are described in this SAI. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

Structured Notes - The Fund may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

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Structured notes can serve many different purposes in the management of the Fund. For example, they can be used to increase the Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as currencies traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments the Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund’s portfolio as a whole.

Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of the Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply. Structured notes may be considered derivative securities.

Credit Linked Notes - A credit linked note (“CLN”) is a type of structured note issued by a special purpose entity (the “Note Issuer”) whose value is linked to an underlying reference asset (the “Reference Instrument”). CLNs typically provide periodic payments of interest as well as payment of principal upon maturity, the value of which is tied to the underlying reference asset. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Instrument. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Instrument nor a restructuring of the issuer of the Reference Instrument (a “Restructuring Event”) or (ii) the value of the Reference Instrument, if an Event of Default or Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Instrument in the event of an Event of Default or a Restructuring Event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument(s). However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.

Investments in CLNs are subject to the risk of loss of the principal investment and/or periodic interest payments expected to be received from an investment in a CLN in the event that one or more of the underlying obligations of a note default or otherwise become non-performing. To the extent the Fund invests in a CLN that represents an interest in a single issuer or limited number of issuers, a credit event with respect to that issuer or limited number of issuers presents a greater risk of loss to the Fund than if the CLN represented an interest in underlying obligations of multiple issuers.

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Repurchase Agreements - The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant. The Fund will not invest more than 33 1/3% of its assets in repurchase agreements.

Reverse Repurchase Agreements - The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will in each instance establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements. The Fund will not invest more than 33 1/3% of its assets in reverse repurchase agreements.

Securities Lending - The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent, but will bear all of any losses from the investment of collateral.

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By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser will vote the securities in accordance with its proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Securities of Other Investment Companies - The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its exchange-traded fund investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Claymore, Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the “ETFs”) and procedures approved by the Board, the Fund may invest in these ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither these ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Restricted and Illiquid Securities - The Fund may invest in securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of the Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund’s books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, over-the-counter options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser’s liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.

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Variable and Floating Rate Instruments - Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

When-Issued, Delayed-Delivery and Forward Delivery Transactions - A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments. The Fund’s liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets.

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Special Risks of Cyber Attacks - As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

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INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Fund may not:

1.	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; provided, however, that the Fund will concentrate its investments in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

In addition to the investment objective of the Fund, the following limitations are non-fundamental and may be changed by the Board without shareholder approval.

1.	The Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

2.	The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed), provided that investment strategies which either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments; and (ii) asset coverage of at least 300% is required.

3.	The Fund will concentrate its investments in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries. This means the Fund will invest more than 25% of its assets, collectively, in this group. The Fund’s investments in any single industry in the group, however, may, at any time, be less than 25% of assets, provided that its investments in any one or more of the industries in the group, in the aggregate, continues to represent at least 25% of assets.

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4.	The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

5.	The Fund will not purchase or sell real estate, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs).

6.	The Fund will not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

7.	The Fund may not change its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed and other asset-backed securities, without 60 days’ prior written notice to shareholders. For purposes of compliance with this policy, the Fund takes in account investments in structured notes that are expected to provide economic exposure equivalent to securitized assets in which the Fund may invest directly.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

 S-24

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER

General. Loomis, Sayles & Company, L.P., a Delaware limited partnership formed in 1926, located at One Financial Center, Boston, Massachusetts 02111-2621, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser is a subsidiary of Natixis US, which is part of Natixis Investment Managers. As of December 31, 2017, the Adviser had approximately $268.1 billion in assets under management.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement, dated June 20, 2011 (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund, or, by the Adviser, on not less than 30 days’ nor more than 60 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. An investor in the Fund will pay a fee to the Adviser or its affiliates under a separate client agreement for advisory services. The Fund does not pay the Adviser for investment advisory services, but does pay other expenses of the Fund such as administration fees, custody fees and general operating expenses. The Adviser has contractually agreed to reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.20% of the Fund’s average daily net assets.

During the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the Adviser $0 in advisory fees.

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Adviser believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components – base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The Adviser also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors – investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

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While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The customized peer group is created by the Adviser and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the Adviser analyzes a rolling three year performance metric for the most recent eight quarters; this approach allows the Adviser to examine each manager’s performance over the last five or seven years. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

The Adviser uses both an external benchmark and a customized peer group as a point of comparison for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

Additional Information

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because the Adviser uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by the Adviser employs strategies endorsed by the Adviser and fits into the product category for the relevant investment style. The Adviser may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

The Adviser has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at the Adviser. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan was initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Adviser’s profit sharing plan, in which the Adviser makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Adviser’s defined benefit pension plan, which applies to all employees of the Adviser who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

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Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares[1]
Alessandro Pagani	None
Stephen L’Heureux	None
Dmitri Rabin	None

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Fund, certain portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of October 31, 2017.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Alessandro Pagani	1	$1,138.7	1	$36.0	31	$3,041.1
Stephen L’Heureux	0	$0	0	$0	4	$0.6
Dmitri Rabin	0	$0	0	$0	13	$2.6

Conflicts of Interest. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders between the Fund and other accounts managed by the Adviser (including institutional accounts, mutual funds, hedge funds and affiliated accounts). The Adviser potentially could give favorable treatment to some accounts for a variety of reasons, including favoring large accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. The Adviser makes investment decisions for all accounts based on each account’s availability of other comparable investment opportunities and the Adviser’s desire to treat all accounts fairly and equitably over time. The Adviser maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Fund Transactions.”

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

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Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums. For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following amounts for these services:

Administration Fees Paid
2015	2016	2017
$596,105	$616,421	$549,817

THE DISTRIBUTOR

General. The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

THE TRANSFER AGENT

DST Asset Manager Solutions, Inc., 2000 Crown Colony Drive, Quincy, MA 02169 (the “Transfer Agent”), serves as transfer agent for the Fund under a transfer agency agreement with the Trust.

THE CUSTODIAN

MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, CA 94104 (the “Custodian”), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, PA 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

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LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

The Fund did not engage in securities lending activities during the fiscal year ended October 31, 2017.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

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The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

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Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the funds, and to exercise their business judgment in a manner that serves the best interests of the funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

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The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

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•	Governance Committee. The Board has a standing Governance Committee that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	None	None
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None

1	Valuation date is December 31, 2017.
2	The Fund is the only fund in the family of investment companies.

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Board Compensation. The Trust paid the following fees to the Trustees during the Fund’s most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$111,968	N/A	N/A	$111,968 for service on one (1) board
Johnson	$111,968	N/A	N/A	$111,968 for service on one (1) board
Krikorian	$120,541	N/A	N/A	$120,541 for service on one (1) board
Speca	$111,968	N/A	N/A	$111,968 for service on one (1) board
Sullivan	$126,189	N/A	N/A	$126,189 for service on one (1) board

[1]	All funds in the Fund Complex are series of the Trust.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Shares may only be purchased through an investment advisory agreement with the Adviser.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

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Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates net asset value, the settlement price may not be available at the time at which the Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

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TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

This general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies (“RICs”), such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Qualification as a Regulated Investment Company. The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership and (B) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

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If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals which provide that such losses are carried over by the Fund indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares. It is not anticipated that any distributions by the Fund will be eligible for the reduced tax rates applicable to qualified dividend income.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income.

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Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund. The Fund will report annually to its shareholders the federal tax status of all distributions made by the Fund.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales or Redemptions. Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

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U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the first-in, first-out method as its default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

With respect to investments in STRIPS, treasury receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income by the Fund rather than capital gain to the extent of the accrued market discount.

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Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding. The Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

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Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

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FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund did not pay any brokerage commissions on portfolio transactions.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

 S-48

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2017, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund did not pay any brokerage commissions on portfolio transactions effected through affiliated brokers.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal year ended October 31, 2017, the Fund did not hold any securities of its “regular brokers or dealers.”

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

For the fiscal years ended October 31, 2016 and 2017, the Fund’s portfolio turnover rates were as follows:

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Portfolio Turnover Rates
2016	2017
36%	32%

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, principal underwriter or any affiliated person of the Fund, the Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (the “Authorized Person”) to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31 and October 31). The Fund discloses a complete schedule of investments in each Semi-Annual and Annual Report to Fund shareholders following the second and fourth fiscal quarters and in quarterly holdings reports filed with the SEC on Form N-Q following the first and third fiscal quarters. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, the Fund’s complete portfolio holdings are available to institutional advisory clients of the Adviser (“eligible investors”) on a monthly basis, within 10 days of the end of each month, on the internet, by logging on to eService on the “Client Login” page at www.loomissayles.com. Eligible investors may obtain login information by contacting their Loomis Sayles client service manager.

The Fund’s policies and procedures provide that the Authorized Person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. The Fund will review a third party’s request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

The Trust’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and its affiliates or recipients of the Fund’s portfolio holdings information.

In addition, the Fund’s service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund’s service providers that would prohibit them from disclosing or trading on the Fund’s non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

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SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures (“Procedures”). Decisions made by the Adviser regarding the voting of proxies shall be made solely in the interest of the Fund and its shareholders. The Adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund’s investments that are managed by the Adviser in a prudent manner in accordance with its Procedures. Proposals that, in the opinion of the Adviser, are in the best interests of shareholders are generally voted “for” and proposals that, in the judgment of the Adviser, are not in the best interests of shareholders are generally voted “against.” The Adviser is responsible for maintaining certain records and reporting to the Board in connection with the voting of proxies. Upon request for reasonable periodic review as well as annual reporting to the SEC, the Adviser shall make available to the Fund, or the Administrator, the records and information maintained by the Adviser under its Procedures.

The Adviser uses the services of third parties (“Proxy Voting Services”) to research and administer the vote on proxies for those accounts and funds for which the Adviser has voting authority. One of the Proxy Voting Services, Glass, Lewis & Company (“Glass Lewis”), provides vote recommendations and/or analysis to the Adviser based on Glass Lewis’ own research. The Adviser will generally follow its Procedures with input from Glass Lewis unless the Adviser’s Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of the Fund, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to the Procedures approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of the Fund. The Proxy Committee has established these routine policies in what it believes are the best investment interests of the Adviser’s clients.

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The specific responsibilities of the Proxy Committee include, (1) the development, authorization, implementation and update of the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general; (2) oversight of the proxy voting process, including oversight of the vote on proposals according to the predetermined policies in the Procedures, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the Procedures or where proposals require special consideration and consultation with the portfolio managers and analysts for the Fund when necessary or appropriate; (3) periodic sampling or engaging an outside party to sample proxy votes to ensure they comply with the Procedures and are cast in accordance with the clients’ best interests; and (4) engagement and oversight of third-party vendors, such as Proxy Voting Services, including:

(i)	determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
a)	the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and
b)	the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest.
(ii)	providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients;
(iii)	receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures; and
(iv)	in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future.

The Adviser has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, the Adviser votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, the Adviser will generally consider the recommendations of Glass Lewis in making its voting decisions. However, if the Proxy Committee determines that Glass Lewis’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against Glass Lewis’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest the Adviser may have and, (2) if any material conflict is found to exist, excluding anyone at the Adviser who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-800-343-2029; and (ii) on the SEC’s website at http://www.sec.gov.

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CODES OF ETHICS

The Board on behalf of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“Access Persons”). Rule 17j-1 and each Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to engage in personal transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of the Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

Loomis Sayles Full Discretion Securitized Fund – Institutional Class Shares
Name and Address	% of Fund
LOOMIS SAYLES HIGH YIELD CONSERVATIVE TRUST ONE FINANCIAL CENTER BOSTON, MA 02111-2621	7.38%
LOOMIS SAYLES MULTISECTOR FULL DISCRETION TRUST ONE FINANCIAL CENTER BOSTON, MA 02111-2621	16.26%
IAM NATIONAL PENSION FUND 1300 CONNECTICUT AVE NW STE 300 WASHINGTON, DC 20036-1711	8.99%
ARKANSAS TEACHERS RETIREMENT SYSTEM 1400 WEST THIRD ST LITTLE ROCK, AR 72201-1889	8.38%
FRESNO COUNTY EMPLOYEES RETIREMENT ASSOCIATIONS 1111 H ST FRESNO, CA 93721-2515	6.40%

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

 A-1

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

 A-2

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

 A-3

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

 A-4

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

 A-5

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

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Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

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Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

LSV Value Equity Fund

Institutional Class Shares: LSVEX

Investor Class Shares: LVAEX

Investment Adviser:

LSV Asset Management

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

i

LSV value Equity Fund

Investment Objective

The LSV Value Equity Fund’s (the “Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares and Investor Class Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Management Fees	0.55%	0.55%
12b-1 Fees	None	0.25%
Other Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses	0.65%	0.90%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$66	$208	$362	$810
Investor Class Shares	$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy can be changed by the Fund upon 60 days’ prior written notice to shareholders. The equity securities in which the Fund invests are mainly common stocks. Although the Fund may invest in securities of companies of any size, the Fund generally invests in companies with market capitalizations of $1 billion or more at the time of purchase.

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In selecting securities for the Fund, LSV Asset Management (the “Adviser” or “LSV”) focuses on companies whose securities, in the Adviser’s opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase in light of factors such as the company’s earnings, book value, revenues or cash flow, but show signs of recent improvement. The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market’s low expectations.

The Adviser uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased, subject to overall risk controls.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium- and smaller-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium- and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Since the Fund pursues a “value style” of investing, if the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year for the past ten years and by showing how the Fund’s average annual total returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-888-FUND-LSV.

2008	(39.21)%
2009	23.53%
2010	13.25%
2011	(1.90)%
2012	20.31%
2013	42.88%
2014	12.15%
2015	(2.58)%
2016	17.60%
2017	18.30%

BEST QUARTER	WORST QUARTER
18.63%	(23.06)%
(9/30/2009)	(12/31/2008)

Average Annual Total Returns for the Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional Class Shares. After-tax returns for Investor Class Shares will vary.

Investor Class Shares of the Fund commenced operations on June 10, 2014. As a result, the performance information provided for Investor Class Shares incorporates the returns of Institutional Class Shares of the Fund for periods before June 10, 2014. Investor Class Shares would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that expenses of Investor Class Shares are higher.

LSV VALUE EQUITY FUND	1 Year	5 Years	10 Years	Since Inception (3/31/1999)
Fund Returns Before Taxes
Institutional Class Shares	18.30%	16.78%	8.10%	8.82%
Investor Class Shares	17.99%	16.48%	7.81%	8.56%
Fund Returns After Taxes on Distributions
Institutional Class Shares	16.37%	15.91%	7.51%	8.21%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	11.74%	13.42%	6.47%	7.39%
Russell 1000 Value Index Return (reflects no deduction for fees, expenses, or taxes)	13.66%	14.04%	7.10%	6.98%

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Investment Adviser

LSV Asset Management

Portfolio Managers

Josef Lakonishok, CEO, CIO, and Partner, has managed the Fund since its inception in 1999.

Menno Vermeulen, CFA, Partner, has managed the Fund since its inception in 1999.

Puneet Mansharamani, CFA, Partner, has managed the Fund since 2006.

Greg Sleight, Partner, has managed the Fund since 2014.

Guy Lakonishok, CFA, Partner, has managed the Fund since 2014.

Purchase and Sale of Fund Shares

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for IRAs. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail at: LSV Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: LSV Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-888-FUND-LSV (1-888-386-3578).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information about Risk

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity securities include common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, as well as shares of exchange-traded funds that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

More Information about the Fund’s Investment Objective and Strategies

The Fund’s investment objective is long-term growth of capital. The investment objective may not be changed without shareholder approval.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return or capital growth.

This Prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this Prospectus. In addition to the investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in the Fund’s Statement of Additional Information (the “SAI”). For information on how to obtain a copy of the SAI, see the back cover of this Prospectus. For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts. However, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, the Fund cannot guarantee that it will achieve its investment goal.

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Information about Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

More Information about the Investment Adviser

Formed in 1994 as a Delaware general partnership, LSV Asset Management provides active, quantitative value equity management through the application of proprietary models. The Adviser’s general partners include officers and employees of the Adviser, who collectively own a majority of the Adviser, and SEI Funds, Inc. SEI Investments Company is the parent of SEI Funds, Inc. As of December 31, 2017, the Adviser had approximately $118 billion in assets under management. The Adviser’s principal place of business is located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.55% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2017, the Fund paid 0.55% of its average daily net assets in advisory fees to the Adviser.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated April 30, 2018, which will cover the period from November 1, 2017 to April 30, 2018.

Portfolio Managers

The Fund is managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.

Josef Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 41 years of investment and research experience.

Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998. He has more than 26 years of investment and research experience.

Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006. He has more than 19 years of investment experience.

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Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and portfolio manager since 2014. He has more than 12 years of investment experience.

Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and portfolio manager since 2014. He has more than 17 years of investment experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Class Shares and Investor Class Shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

The Fund offers two classes of shares to investors, Institutional Class Shares and Investor Class Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class Shares and Investor Class Shares. Contact your financial intermediary or the Fund for more information about the Fund’s share classes and how to choose between them.

Class Name	Eligible Investors	Investment Minimums	Fees
Institutional Class Shares	Primarily institutional investors and individual investors who meet the initial investment minimum	Initial – $100,000 (including for IRAs) Subsequent – None	No 12b-1 Fee.
Investor Class Shares	Primarily individual investors	Initial – $1,000 (including for IRAs) Subsequent – None	0.25% 12b-1 Fee.

Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisers, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

How to Purchase Fund Shares

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-888-FUND-LSV.

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All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on excessive trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest By Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund’s name and the share class. Make your check payable to “LSV Value Equity Fund.”

Regular Mail Address

LSV Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

LSV Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

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By Wire

To open an account by wire, first call 1-888-FUND-LSV (1-888-386-3578) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund’s name, your account number and the share class).

Wiring Instructions

UMB Bank, NA

ABA #101000695

LSV Funds

DDA Account #9870523965

Ref: Fund name/account name/account number/share class

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: LSV Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009, (Express Mail Address: LSV Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the next determined NAV after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Fund was provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

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Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Fund Calculates NAV

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

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Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price such securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Minimum Purchases

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for IRAs. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

Fund Codes

The reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

Fund Name	Ticker Symbol	CUSIP	Fund Code
LSV Value Equity Fund
Institutional Class Shares	LSVEX	00758M634	1500
Investor Class Shares	LVAEX	00769G337	4500

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

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Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-888-FUND-LSV for more information.

The sale price of each share will be the next determined NAV after the Fund receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

•	The Fund name;
•	The share class;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

LSV Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

LSV Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sale order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

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By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privilege) by completing the appropriate sections of the account application. Call 1-888-FUND-LSV to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $500,000 for Institutional Class Shares or $5,000 for Investor Class Shares, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

Receiving Your Money

Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request. The Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $100,000 with respect to Institutional Class Shares and $1,000 with respect to Investor Class Shares because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirements in its sole discretion.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the U.S. Securities and Exchange Commission (the “SEC”). More information about this is in the SAI.

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How to Exchange Fund Shares

At no charge, you may convert Investor Class Shares of the Fund directly to Institutional Class Shares of the Fund or Institutional Class Shares of the Fund directly to Investor Class Shares of the Fund, where offered, by writing to or calling the Fund, subject to the fees and expenses of the share class you are converting, and provided that you meet the eligibility requirements applicable to investing in such share class, as set forth in the Prospectus. You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the Fund is not a taxable event.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Other Policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

Because the Fund invests in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than four (4) “round trips” into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

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•	The Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

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The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

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More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-888-FUND-LSV.

Payments to Financial Intermediaries

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Class Shares of the Fund is 0.25%.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

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In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Dividends and Distributions

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important U.S. federal income tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains, but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

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Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

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Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Financial Highlights

The tables that follow present performance information about the Fund. This information is intended to help you understand the Fund’s financial performance for the Institutional Class Shares’ and Investor Class Shares’ past five fiscal years, or, if shorter, the period of a Class’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Fund, which is available upon request by calling the Fund at 1-888-FUND-LSV.

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For a share outstanding throughout the year or period ended October 31,

	Net Asset Value Beginning of Year or Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Year or Period	Total Return†	Net Assets End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV Value Equity Fund
Institutional Class Shares
2017	$24.09	$0.51	$5.42	$5.93	$(0.54)	$(0.15)	$(0.69)	$29.33	24.94%	$2,024,354	0.65%	0.65%	1.88%	15%
2016	23.65	0.53	0.33	0.86	(0.42)	—	(0.42)	$24.09	3.71	1,849,633	0.66	0.66	2.28	15
2015	23.70	0.43	(0.11)	0.32	(0.37)	—	(0.37)	23.65	1.30	1,480,240	0.66	0.66	1.78	24
2014	20.39	0.36	3.27	3.63	(0.32)	—	(0.32)	23.70	17.98	1,438,832	0.66	0.66	1.60	12
2013	15.13	0.31	5.28	5.59	(0.33)	—	(0.33)	20.39	37.71	1,302,614	0.65	0.65	1.77	13
Investor Class Shares
2017	$23.99	$0.41	$5.44	$5.85	$(0.49)	$(0.15)	$(0.64)	$29.20	24.69%	$83,587	0.90%	0.90%	1.49%	15%
2016	23.59	0.46	0.33	0.79	(0.39)	—	(0.39)	23.99	3.43%	6,528	0.91	0.91	1.98	15
2015	23.69	0.34	(0.09)	0.25	(0.35)	—	(0.35)	23.59	1.03	2,006	0.92	0.92	1.45	24
2014*	23.18	0.08	0.43	0.51	—	—	—	23.69	2.20	226	0.94	0.94	0.82	12

*	Commenced operations on June 10, 2014. All ratios for the period have been annualized

(1)	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized. Amounts designated as “—” are $0 or have been rounded to $0.

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The Advisors’ Inner Circle Fund

LSV Funds

Investment Adviser

LSV Asset Management

155 North Wacker Drive, Suite 4600

Chicago, Illinois 60606

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about The Advisors’ Inner Circle Fund and the LSV Funds. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: These reports list the Fund’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-888-FUND-LSV (1-888-386-3578)

By Mail:	LSV Funds
P.O. Box 219009
Kansas City, Missouri 64121-9009

By Internet:	www.lsvasset.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors’ Inner Circle Fund’s Investment Company Act registration number is 811-06400.

LSV-PS-001-2200

The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

LSV Conservative Value Equity Fund

Institutional Class Shares: LSVVX

Investor Class Shares: LVAVX

Investment Adviser:

LSV Asset Management

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

Fund Summary	1
Investment Objective	1
Fund Fees and Expenses	1
Principal Investment Strategies	2
Principal Risks	2
Performance Information	3
Investment Adviser	4
Portfolio Managers	4
Purchase and Sale of Fund Shares	4
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
More Information about Risk	6
More Information about the Fund’s Investment Objective and Strategies	6
Information about Portfolio Holdings	7
More Information about the Investment Adviser	7
Portfolio Managers	7
Purchasing, Selling and Exchanging Fund Shares	8
Other Policies	15
Payments to Financial Intermediaries	18
Dividends and Distributions	19
Taxes	19
Additional Information	21
Financial Highlights	22
How to Obtain More Information about the Fund	Back Cover

i

LSV Conservative value Equity Fund

Investment Objective

The LSV Conservative Value Equity Fund’s (the “Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares and Investor Class Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Management Fees	0.38%	0.38%
12b-1 Fees	None	0.25%
Other Expenses	0.18%	0.18%
Total Annual Fund Operating Expenses	0.56%	0.81%
Less Fee Waivers and/or Expense Reimbursements[1]	(0.21)%	(0.21)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.35%	0.60%

[1]	LSV Asset Management (“LSV” or the “Adviser”) has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.35% and 0.60% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until February 28, 2019. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$36	$158	$292	$681
Investor Class Shares	$61	$238	$429	$982

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy can be changed by the Fund upon 60 days’ prior written notice to shareholders. The equity securities in which the Fund invests are mainly common stocks. Although the Fund may invest in securities of companies of any size, the Fund generally invests in companies with market capitalizations of $1 billion or more at the time of purchase.

In selecting securities for the Fund, the Adviser focuses on companies whose securities, in the Adviser’s opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase in light of factors such as the company’s earnings, book value, revenues or cash flow, but show signs of recent improvement. The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market’s low expectations.

The Adviser uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased, subject to overall risk controls. The Adviser manages the Fund conservatively relative to the LSV Value Equity Fund by further restricting the investment model with respect to (1) industry and sector allocations and (2) security weightings relative to the Russell 1000® Value Index benchmark.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Although the Fund is managed conservatively, as discussed above, the Fund will be subject to the same degree of volatility as its benchmark, which has been high over various historical periods.

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The medium- and smaller-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium- and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Since the Fund pursues a “value style” of investing, if the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-888-FUND-LSV.

2008	(36.79)%
2009	19.20%
2010	13.68%
2011	(1.48)%
2012	16.97%
2013	38.80%
2014	12.60%
2015	(4.30)%
2016	16.41%
2017	16.18%

BEST QUARTER	WORST QUARTER
17.50%	(20.84)%
(06/30/2009)	(12/31/2008)

Average Annual Total Returns for the Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional Class Shares. After-tax returns for Investor Class Shares will vary.

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Investor Class Shares of the Fund commenced operations on June 10, 2014. As a result, the performance information provided for Investor Class Shares incorporates the returns of Institutional Class Shares of the Fund for periods before June 10, 2014. Investor Class Shares would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that expenses of Investor Class Shares are higher.

LSV CONSERVATIVE VALUE EQUITY FUND	1 Year	5 Years	10 Years	Since Inception (3/30/2007)
Fund Returns Before Taxes
Institutional Class Shares	16.18%	15.13%	7.16%	6.21%
Investor Class Shares	15.83%	14.84%	6.94%	6.00%
Fund Returns After Taxes on Distributions
Institutional Class Shares	15.64%	13.88%	6.37%	5.47%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	9.60%	11.91%	5.62%	4.85%
Russell 1000 Value Index Return (reflects no deduction for fees, expenses, or taxes)	13.66%	14.04%	7.10%	6.44%

Investment Adviser

LSV Asset Management

Portfolio Managers

Josef Lakonishok, CEO, CIO, and Partner, has managed the Fund since its inception in 2007.

Menno Vermeulen, CFA, Partner, has managed the Fund since its inception in 2007.

Puneet Mansharamani, CFA, Partner, has managed the Fund since its inception in 2007.

Greg Sleight, Partner, has managed the Fund since 2014.

Guy Lakonishok, CFA, Partner, has managed the Fund since 2014.

Purchase and Sale of Fund Shares

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for IRAs. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail at: LSV Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: LSV Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-888-FUND-LSV (1-888-386-3578).

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If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information about Risk

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity securities include common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, as well as shares of exchange-traded funds that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

More Information about the Fund’s Investment Objective and Strategies

The Fund’s investment objective is long-term growth of capital. The investment objective may not be changed without shareholder approval.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return or capital growth.

This Prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this Prospectus. In addition to the investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in the Fund’s Statement of Additional Information (the “SAI”). For information on how to obtain a copy of the SAI, see the back cover of this Prospectus. For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts. However, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, the Fund cannot guarantee that it will achieve its investment goal.

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Information about Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

More Information about the Investment Adviser

Formed in 1994 as a Delaware general partnership, LSV Asset Management provides active, quantitative value equity management through the application of proprietary models. The Adviser’s general partners include officers and employees of the Adviser, who collectively own a majority of the Adviser, and SEI Funds, Inc. SEI Investments Company is the parent of SEI Funds, Inc. As of December 31, 2017, the Adviser had approximately $118 billion in assets under management. The Adviser’s principal place of business is located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.38% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses of the Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.35% and 0.60% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until February 28, 2019. The contractual expense limitation agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Fund. For the fiscal year ended October 31, 2017, the Fund paid 0.17% of its average daily net assets (after fee waivers) in advisory fees to the Adviser.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated April 30, 2018, which will cover the period from November 1, 2017 to April 30, 2018.

Portfolio Managers

The Fund is managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.

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Josef Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 41 years of investment and research experience.

Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998. He has more than 26 years of investment and research experience.

Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006. He has more than 19 years of investment experience.

Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and portfolio manager since 2014. He has more than 12 years of investment experience.

Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and portfolio manager since 2014. He has more than 17 years of investment experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Class Shares and Investor Class Shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

The Fund offers two classes of shares to investors, Institutional Class Shares and Investor Class Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class Shares and Investor Class Shares. Contact your financial intermediary or the Fund for more information about the Fund’s share classes and how to choose between them.

Class Name	Eligible Investors	Investment Minimums	Fees
Institutional Class Shares	Primarily institutional investors and individual investors who meet the initial investment minimum	Initial – $100,000 (including for IRAs) Subsequent – None	No 12b-1 Fee.
Investor Class Shares	Primarily individual investors	Initial – $1,000 (including for IRAs) Subsequent – None	0.25% 12b-1 Fee.

Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisers, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

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The Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

How to Purchase Fund Shares

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-888-FUND-LSV.

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on excessive trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest By Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund’s name and the share class. Make your check payable to “LSV Conservative Value Equity Fund.”

Regular Mail Address

LSV Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

LSV Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

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The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, first call 1-888-FUND-LSV (1-888-386-3578) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund’s name, your account number and the share class).

Wiring Instructions

UMB Bank, NA

ABA #101000695

LSV Funds

DDA Account #9870523965

Ref: Fund name/account name/account number/share class

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: LSV Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009, (Express Mail Address: LSV Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the next determined NAV after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Fund was provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

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The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Fund Calculates NAV

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

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In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price such securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Minimum Purchases

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for IRAs. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

Fund Codes

The reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

Fund Name	Ticker Symbol	CUSIP	Fund Code
LSV Conservative Value Equity Fund
Institutional Class Shares	LSVVX	0075W0676	1502
Investor Class Shares	LVAVX	00769G345	4502

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

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Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-888-FUND-LSV for more information.

The sale price of each share will be the next determined NAV after the Fund receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

•	The Fund name;
•	The share class;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

LSV Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

LSV Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

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The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sale order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privilege) by completing the appropriate sections of the account application. Call 1-888-FUND-LSV to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $500,000 for Institutional Class Shares or $5,000 for Investor Class Shares, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

Receiving Your Money

Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request. The Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

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Involuntary Redemptions of Your Shares

If your account balance drops below $100,000 with respect to Institutional Class Shares and $1,000 with respect to Investor Class Shares because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirements in its sole discretion.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the U.S. Securities and Exchange Commission (the “SEC”). More information about this is in the SAI.

How to Exchange Fund Shares

At no charge, you may convert Investor Class Shares of the Fund directly to Institutional Class Shares of the Fund or Institutional Class Shares of the Fund directly to Investor Class Shares of the Fund, where offered, by writing to or calling the Fund, subject to the fees and expenses of the share class you are converting, and provided that you meet the eligibility requirements applicable to investing in such share class, as set forth in the Prospectus. You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the Fund is not a taxable event.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Other Policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

Because the Fund invests in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.

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The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than four (4) “round trips” into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	The Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

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Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

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Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-888-FUND-LSV.

Payments to Financial Intermediaries

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Class Shares of the Fund is 0.25%.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

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The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Dividends and Distributions

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important U.S. federal income tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

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The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains, but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

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Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Financial Highlights

The tables that follow present performance information about the Fund. This information is intended to help you understand the Fund’s financial performance for the Institutional Class Shares’ and Investor Class Shares’ past five fiscal years, or, if shorter, the period of a Class’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Fund, which is available upon request by calling the Fund at 1-888-FUND-LSV.

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Financial Highlights

For a share outstanding throughout the year or period ended October 31,

	Net Asset Value Beginning of Year or Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Year or Period	Total Return†	Net Assets End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV Conservative Value Equity Fund
Institutional Class Shares
2017	$10.97	$0.26	$2.05	$2.31	$(0.28)	$—	$(0.28)	$13.00	21.31%	$116,979	0.35%	0.56%	2.17%	19%
2016	10.81	0.28	0.13	0.41	(0.25)	—	(0.25)	10.97	3.87	92,629	0.35	0.59	2.64	17
2015	12.29	0.25	(0.17)	0.08	(0.23)	(1.33)	(1.56)	10.81	0.29	89,498	0.35	0.60	2.25	15
2014	10.74	0.23	1.53	1.76	(0.21)	—	(0.21)	12.29	16.61	79,170	0.35	0.56	2.02	26
2013	8.26	0.21	2.49	2.70	(0.22)	—	(0.22)	10.74	33.60	153,794	0.35	0.52	2.25	15
Investor Class Shares
2017	$10.93	$0.23	$2.03	$2.26	$(0.26)	$—	$(0.26)	$12.93	20.92%	$98	0.60%	0.81%	1.88%	19%
2016	10.78	0.25	0.13	0.38	(0.23)	—	(0.23)	10.93	3.60	45	0.60	0.84	2.39	17
2015	12.28	0.22	(0.17)	0.05	(0.22)	(1.33)	(1.55)	10.78	0.05	37	0.60	0.86	1.97	15
2014*	12.01	0.07	0.20	0.27	—	—	—	12.28	2.25	6	0.60	0.86	1.46	26

*	Commenced operations on June 10, 2014. All ratios for the period have been annualized.

(1)	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

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The Advisors’ Inner Circle Fund

LSV Funds

Investment Adviser

LSV Asset Management

155 North Wacker Drive, Suite 4600

Chicago, Illinois 60606

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about The Advisors’ Inner Circle Fund and the LSV Funds. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: These reports list the Fund’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-888-FUND-LSV (1-888-386-3578)

By Mail:	LSV Funds
P.O. Box 219009
Kansas City, Missouri 64121-9009

By Internet:	www.lsvasset.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-06400.

LSV-PS-002-1300

The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

LSV Small Cap Value Fund

Institutional Class Shares: LSVQX

Investor Class Shares: LVAQX

Investment Adviser:

LSV Asset Management

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

i

LSV Small Cap value Fund

Investment Objective

The LSV Small Cap Value Fund’s (the “Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares and Investor Class Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Management Fees	0.70%	0.70%
12b-1 Fees	None	0.25%
Other Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses[1]	0.83%	1.08%

[1]	LSV Asset Management (“LSV” or the “Adviser”) has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.85% and 1.10% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until February 28, 2019. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$85	$265	$460	$1,025
Investor Class Shares	$110	$343	$595	$1,317

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization companies. This investment policy can be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of this policy, a small-capitalization company is a company with a market capitalization of less than $2.5 billion, or the highest market capitalization in the Russell 2000® Value Index, whichever is greater, at the time of initial purchase. The Fund may also invest, to a lesser extent, in equity securities of companies with larger market capitalizations. The equity securities in which the Fund invests are mainly common stocks.

In selecting securities for the Fund, the Adviser focuses on companies whose securities, in the Adviser’s opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase in light of factors such as the company’s earnings, book value, revenues or cash flow, but show signs of recent improvement. The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market’s low expectations.

The Adviser uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased, subject to overall risk controls.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited operating histories, product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

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Since the Fund pursues a “value style” of investing, if the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-888-FUND-LSV.

2014	10.25%
2015	(4.90)%
2016	29.91%
2017	6.12%

BEST QUARTER	WORST QUARTER
15.15%	(8.89)%
(12/31/2016)	(9/30/2015)

Average Annual Total Returns for the Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional Class Shares. After-tax returns for Investor Class Shares will vary.

Investor Class Shares of the Fund commenced operations on June 10, 2014. As a result, the performance information provided for Investor Class Shares incorporates the returns of Institutional Class Shares of the Fund for periods before June 10, 2014. Investor Class Shares would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that expenses of Investor Class Shares are higher.

LSV SMALL CAP VALUE FUND	1 Year	Since Inception (2/28/2013)
Fund Returns Before Taxes
Institutional Class Shares	6.12%	14.37%
Investor Class Shares	5.81%	14.07%
Fund Returns After Taxes on Distributions
Institutional Class Shares	4.57%	12.63%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	4.03%	10.76%
Russell 2000 Value Index Return (reflects no deduction for fees, expenses, or taxes)	7.84%	11.85%

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Investment Adviser

LSV Asset Management

Portfolio Managers

Josef Lakonishok, CEO, CIO, and Partner, has managed the Fund since its inception in 2013.

Menno Vermeulen, CFA, Partner, has managed the Fund since its inception in 2013.

Puneet Mansharamani, CFA, Partner, has managed the Fund since its inception in 2013.

Greg Sleight, Partner, has managed the Fund since 2014.

Guy Lakonishok, CFA, Partner, has managed the Fund since 2014.

Purchase and Sale of Fund Shares

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for IRAs. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail at: LSV Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: LSV Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-888-FUND-LSV (1-888-386-3578).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information about Risk

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity securities include common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, as well as shares of exchange-traded funds that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

More Information about the Fund’s Investment Objective and Strategies

The Fund’s investment objective is long-term growth of capital. The investment objective may not be changed without shareholder approval.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return or capital growth.

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This Prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this Prospectus. In addition to the investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in the Fund’s Statement of Additional Information (the “SAI”). For information on how to obtain a copy of the SAI, see the back cover of this Prospectus. For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts. However, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, the Fund cannot guarantee that it will achieve its investment goal.

Information about Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

More Information about the Investment Adviser

Formed in 1994 as a Delaware general partnership, LSV Asset Management provides active, quantitative value equity management through the application of proprietary models. The Adviser’s general partners include officers and employees of the Adviser, who collectively own a majority of the Adviser, and SEI Funds, Inc. SEI Investments Company is the parent of SEI Funds, Inc. As of December 31, 2017, the Adviser had approximately $118 billion in assets under management. The Adviser’s principal place of business is located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses of the Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.85% and 1.10% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until February 28, 2019. The contractual expense limitation agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Fund. For the fiscal year ended October 31, 2017, the Fund paid 0.70% of its average daily net assets in advisory fees to the Adviser.

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A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated April 30, 2018, which will cover the period from November 1, 2017 to April 30, 2018.

Portfolio Managers

The Fund is managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.

Josef Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 41 years of investment and research experience.

Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998. He has more than 26 years of investment and research experience.

Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006. He has more than 19 years of investment experience.

Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and portfolio manager since 2014. He has more than 12 years of investment experience.

Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and portfolio manager since 2014.  He has more than 17 years of investment experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Related Performance Data of the Adviser

The following tables give the related performance of all the actual separate accounts (each, an “Account”), referred to as a “Composite,” managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of the Fund. The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with U.S. Securities and Exchange Commission (“SEC”) standardized performance methodology, the performance results may have been different. The Adviser claims compliance with the Global Investment Performance Standards (“GIPS®”) and has prepared and presented the following in compliance with the GIPS® standards. The policies for valuing portfolios, calculating performance, and preparing compliant presentations are available upon request. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. All fees and expenses, except custodial fees, if any, were included in the calculations. Securities are valued as of trade-date. Each Account was under management by the Adviser for the entire reporting period in which the Account was included in the Composite. The currency used to express performance in the Composite is U.S. dollars. Performance results are presented both net of fees and gross of fees. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

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The Accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same fees and expenses or federal securities and tax laws as the Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

The FOLLOWING data does not represent the performance of the Fund

Performance Information for the Adviser’s Substantially Similar Composite1

(February 1, 1997 through December 31, 2017)

Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	Russell 2000 Value Index[2] (reflects no deduction for fees, expenses or taxes)	Number of Portfolios	Total Assets at End of Period ($ Millions)
2017	6.09%	6.89%	7.84%	40	$3,474
2016	29.73%	30.68%	31.74%	35	$2,548
2015	(3.73)%	(3.00)%	(7.47)%	31	$1,909
2014	10.76%	11.58%	4.22%	31	$2,237
2013	42.97%	44.04%	34.52%	31	$2,267
2012	15.96%	16.82%	18.05%	33	$1,577
2011	(2.55)%	(1.81)%	(5.50)%	34	$1,421
2010	26.56%	27.49%	24.51%	32	$1,370
2009	32.85%	33.83%	20.55%	31	$1,233
2008	(32.04)%	(31.51)%	(28.93)%	31	$1,015
2007	(13.59)%	(12.93)%	(9.77)%	31	$1,967
2006	18.80%	19.68%	23.48%	32	$2,639
2005	5.27%	6.06%	4.70%	35	$2,595
2004	21.28%	22.18%	22.25%	34	$2,528
2003	47.40%	48.47%	46.02%	34	$2,371
2002	(1.45)%	(0.71)%	(11.42)%	31	$1,548
2001	19.12%	20.00%	14.02%	27	$1,476
2000	26.10%	26.94%	22.82%	26	$967
1999	(5.93)%	(5.21)%	(1.49)%	26	$898
1998	(0.78)%	(0.03)%	(6.45)%	25	$859
1997[3]	36.94%	37.86%	29.79%	8	$225

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Average Annual Total Pre-Tax Returns (as of 12/31/17)
	Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	Russell 2000 Value Index[2] (reflects no deduction for fees, expenses or taxes)
1 Year	6.09%	6.89%	7.84%
5 Years	15.98%	16.84%	13.01%
10 Years	10.48%	11.31%	8.17%
Since Inception[3]	11.58%	12.42%	9.58%

[1]	Returns include the reinvestment of all income. Net results are calculated using the highest management fee in the Adviser’s standard fee schedule(0.75%), or, if higher, the performance-based management fee charged to an Account, and doing so results in performance figures that are no higher than those that would have resulted if the actual fees had been deducted. Returns are based on fully discretionary accounts under management, including, for certain time periods, those accounts no longer with the Adviser.
[2]	The Russell 2000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of small-cap U.S. companies with lower price-to-book ratios and lower forecasted growth values.
[3]	Inception date (the initial date of the Composite’s performance record) of the Composite is February 1, 1997.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Class Shares and Investor Class Shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

The Fund offers two classes of shares to investors, Institutional Class Shares and Investor Class Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class Shares and Investor Class Shares. Contact your financial intermediary or the Fund for more information about the Fund’s share classes and how to choose between them.

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Class Name	Eligible Investors	Investment Minimums	Fees
Institutional Class Shares	Primarily institutional investors and individual investors who meet the initial investment minimum	Initial – $100,000 (including for IRAs) Subsequent – None	No 12b-1 Fee.
Investor Class Shares	Primarily individual investors	Initial – $1,000 (including for IRAs) Subsequent – None	0.25% 12b-1 Fee.

Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisers, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

How to Purchase Fund Shares

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-888-FUND-LSV.

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier's checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on excessive trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

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By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest By Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund’s name and the share class. Make your check payable to “LSV Small Cap Value Fund.”

Regular Mail Address

LSV Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

LSV Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, first call 1-888-FUND-LSV (1-888-386-3578) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund’s name, your account number and the share class).

Wiring Instructions

UMB Bank, NA

ABA #101000695

LSV Funds

DDA Account #9870523965

Ref: Fund name/account name/account number/share class

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: LSV Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009, (Express Mail Address: LSV Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

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Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the next determined NAV after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Fund was provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

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If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Fund Calculates NAV

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price such securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Minimum Purchases

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for IRAs. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

Fund Codes

The reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

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Fund Name	Ticker Symbol	CUSIP	Fund Code
LSV Small Cap Value Fund
Institutional Class Shares	LSVQX	00769G535	1504
Investor Class Shares	LVAQX	00769G329	4504

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-888-FUND-LSV for more information.

The sale price of each share will be the next determined NAV after the Fund receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

•	The Fund name;
•	The share class;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;

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•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

LSV Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

LSV Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sale order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privilege) by completing the appropriate sections of the account application. Call 1-888-FUND-LSV to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $500,000 for Institutional Class Shares or $5,000 for Investor Class Shares, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

Receiving Your Money

Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request. The Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

15

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests.  On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below).  These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $100,000 with respect to Institutional Class Shares and $1,000 with respect to Investor Class Shares because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirements in its sole discretion.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Fund Shares

At no charge, you may convert Investor Class Shares of the Fund directly to Institutional Class Shares of the Fund or Institutional Class Shares of the Fund directly to Investor Class Shares of the Fund, where offered, by writing to or calling the Fund, subject to the fees and expenses of the share class you are converting, and provided that you meet the eligibility requirements applicable to investing in such share class, as set forth in the Prospectus. You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the Fund is not a taxable event.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

16

Other Policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

Because the Fund invests in small-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than four (4) “round trips” into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	The Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

17

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

18

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-888-FUND-LSV.

Payments to Financial Intermediaries

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Class Shares of the Fund is 0.25%.

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Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Dividends and Distributions

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

20

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important U.S. federal income tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains, but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for purchases of Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

21

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

22

Financial Highlights

The tables that follow present performance information about the Fund. This information is intended to help you understand the Fund’s financial performance for the past five fiscal years, or, if shorter, the period of a Class’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Fund, which is available upon request by calling the Fund at 1-888-FUND-LSV.

23

Financial Highlights

For a share outstanding throughout the year or period ended October 31,

	Net Asset Value Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV Small Cap Value Fund
Institutional Class Shares
2017	$13.30	$0.17	$2.84	$3.01	$(0.18)	$(0.18)	$(0.36)	$15.95	22.71%	$331,510	0.83%	0.83%	1.09%	23%
2016	12.90	0.22	0.62	0.84	(0.21)	(0.23)	(0.44)	13.30	6.81	184,260	0.85	0.88	1.74	23
2015	13.49	0.22	(0.16)	0.06	(0.12)	(0.53)	(0.65)	12.90	0.38	108,332	0.85	0.93	1.71	15
2014	12.30	0.17	1.69	1.86	(0.18)	(0.49)	(0.67)	13.49	15.77	58,782	0.85	1.09	1.35	27
2013*	10.00	0.11	2.19	2.30	—	—	—	12.30	23.00	24,894	0.85	1.39	1.50	31
Investor Class Shares
2017	$13.26	$0.12	$2.84	$2.96	$(0.17)	$(0.18)	$(0.35)	$15.87	22.38%	$18,247	1.08%	1.08%	0.78%	23%
2016	12.87	0.19	0.61	0.80	(0.18)	(0.23)	(0.41)	13.26	6.49	6,207	1.10	1.13	1.48	23
2015	13.48	0.20	(0.17)	0.03	(0.11)	(0.53)	(0.64)	12.87	0.14	173	1.10	1.18	1.49	15
2014**	13.42	0.06	–	0.06	—	—	—	13.48	0.45	161	1.10	1.39	1.17	27

*	Commenced operations on February 28, 2013. All ratios for the period have been annualized.

**	Commenced operations on June 10, 2014. All ratios for the period have been annualized.

(1)	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

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The Advisors’ Inner Circle Fund

LSV Funds

Investment Adviser

LSV Asset Management

155 North Wacker Drive, Suite 4600

Chicago, Illinois 60606

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about The Advisors’ Inner Circle Fund and the LSV Funds. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: These reports list the Fund’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-888-FUND-LSV (1-888-386-3578)

By Mail:	LSV Funds
P.O. Box 219009
Kansas City, Missouri 64121-9009

By Internet:	www.lsvasset.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-06400.

LSV-PS-006-0700

The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

LSV U.S. Managed Volatility Fund

Institutional Class Shares: LSVMX

Investor Class Shares: LVAMX

Investment Adviser:

LSV Asset Management

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

i

LSV U.S. Managed Volatility fund

Investment Objective

The LSV U.S. Managed Volatility Fund’s (the “Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares and Investor Class Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Management Fees	0.45%	0.45%
12b-1 Fees	None	0.25%
Other Expenses	0.24%	0.24%
Total Annual Fund Operating Expenses	0.69%	0.94%
Less Fee Waivers and/or Expense Reimbursements[1]	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.55%	0.80%

1	LSV Asset Management (“LSV” or the “Adviser”) has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.55% and 0.80% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until February 28, 2019. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$56	$207	$370	$845
Investor Class Shares	$82	$286	$506	$1,142

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies. This investment policy can be changed by the Fund upon 60 days’ prior written notice to shareholders. The equity securities in which the Fund invests are mainly common stocks. Although the Fund may invest in securities of companies of any size, the Fund generally invests in companies with market capitalizations of $100 million or more at the time of purchase.

In selecting securities for the Fund, the Adviser focuses on companies whose securities, in the Adviser’s opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase in light of factors such as the company’s earnings, book value, revenues or cash flow, but show signs of recent improvement. The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market’s low expectations. The Adviser seeks to manage volatility by selecting stocks for the Fund’s portfolio whose total returns are not expected to fluctuate as dramatically as those of the equity markets as a whole.

The Adviser uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). Additionally, securities are ranked based on sensitivity to broader market movements or “beta,” standard deviation, and volatility of operating performance (cash flow and earnings) to identify securities that the Adviser believes will have less volatility than the overall equity markets. The investment model is used to select stocks to buy from those with higher expected returns and lower expected volatility and select stocks to sell from those whose expected returns have decreased and expected volatility has increased, subject to overall risk controls.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

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Although the Fund seeks to manage volatility within its portfolio, there is no guarantee that the Fund will be successful. Securities in the Fund’s portfolio may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Adviser’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility. The Fund also may underperform other funds with similar investment objectives and strategies. The Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising may also be limited. In general, the greater the protection against downside loss, the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets.

The medium- and smaller-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium- and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Since the Fund pursues a “value style” of investing, if the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-888-FUND-LSV.

2015	(0.78)%
2016	13.28%
2017	13.70%

BEST QUARTER	WORST QUARTER
6.84%	(4.28)%
(3/31/2016)	(9/30/2015)

Average Annual Total Returns for the Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional Class Shares. After-tax returns for Investor Class Shares will vary.

LSV U.S. MANAGED VOLATILITY FUND	1 Year	Since Inception (6/25/2014)
Fund Returns Before Taxes
Institutional Class Shares	13.70%	9.52%
Investor Class Shares	13.51%	9.35%
Fund Returns After Taxes on Distributions
Institutional Class Shares	12.47%	8.74%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	8.46%	7.27%
S&P 500 Index Return (reflects no deduction for fees, expenses, or taxes)	21.83%	11.53%

Investment Adviser

LSV Asset Management

Portfolio Managers

Josef Lakonishok, CEO, CIO, and Partner, has managed the Fund since its inception in 2014.

Menno Vermeulen, CFA, Partner, has managed the Fund since its inception in 2014.

Puneet Mansharamani, CFA, Partner, has managed the Fund since its inception in 2014.

Greg Sleight, Partner, has managed the Fund since 2014.

Guy Lakonishok, CFA, Partner, has managed the Fund since 2014.

Jason Karceski, Ph.D., Partner, has managed the Fund since 2014.

Purchase and Sale of Fund Shares

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for IRAs. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail at: LSV Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: LSV Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-888-FUND-LSV (1-888-386-3578).

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If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information about Risk

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity securities include common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, as well as shares of exchange-traded funds that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

More Information about the Fund’s Investment Objective and Strategies

The Fund’s investment objective is long-term growth of capital. The investment objective may not be changed without shareholder approval.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return or capital growth.

This Prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this Prospectus. In addition to the investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in the Fund’s Statement of Additional Information (the “SAI”). For information on how to obtain a copy of the SAI, see the back cover of this Prospectus. For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts. However, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, the Fund cannot guarantee that it will achieve its investment goal.

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Information about Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

More Information about the Investment Adviser

Formed in 1994 as a Delaware general partnership, LSV Asset Management provides active, quantitative value equity management through the application of proprietary models. The Adviser’s general partners include officers and employees of the Adviser, who collectively own a majority of the Adviser, and SEI Funds, Inc. SEI Investments Company is the parent of SEI Funds, Inc. As of December 31, 2017, the Adviser had approximately $118 billion in assets under management. The Adviser’s principal place of business is located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.45% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses of the Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.55% and 0.80% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until February 28, 2019. The contractual expense limitation agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Fund. For the fiscal year ended October 31, 2017, the Fund paid 0.31% of its average daily net assets (after fee waivers) in advisory fees to the Adviser.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated April 30, 2018, which will cover the period from November 1, 2017 to April 30, 2018.

Portfolio Managers

The Fund is managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.

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Josef Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 41 years of investment and research experience.

Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998. He has more than 26 years of investment and research experience.

Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006. He has more than 19 years of investment experience.

Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and portfolio manager since 2014. He has more than 12 years of investment experience.

Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and portfolio manager since 2014.  He has more than 17 years of investment experience.

Jason Karceski, Ph.D., has served as a Senior Research Analyst of LSV since 2009, a Partner since 2012 and portfolio manager since 2014. He has more than 24 years of investment experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Related Performance Data of the Adviser

The following tables give the related performance of all the actual separate accounts (each, an “Account”), referred to as a “Composite,” managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of the Fund. The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with U.S. Securities and Exchange Commission (“SEC”) standardized performance methodology, the performance results may have been different. The Adviser claims compliance with the Global Investment Performance Standards (“GIPS®”) and has prepared and presented the following in compliance with the GIPS® standards. The policies for valuing portfolios, calculating performance, and preparing compliant presentations are available upon request.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. All fees and expenses, except custodial fees, if any, were included in the calculations. Securities are valued as of trade-date. Each Account was under management by the Adviser for the entire reporting period in which the Account was included in the Composite. The currency used to express performance in the Composite is U.S. dollars. Performance results are presented both net of fees and gross of fees. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

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The Accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same fees and expenses or federal securities and tax laws as the Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

The FOLLOWING data does not represent the performance of the Fund

Performance Information for the Adviser’s Substantially Similar Composite1

(March 1, 2010 through December 31, 2017)

Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	Number of Portfolios	Total Assets at End of Period ($ Millions)
2017	14.02%	14.47%	21.83%	24	$4,757
2016	15.15%	15.61%	11.96%	21	$4,324
2015	0.75%	1.15%	1.38%	14	$3,241
2014	18.71%	19.18%	13.69%	11	$2,315
2013	32.23%	33.01%	32.39%	8	$1,682
2012	11.90%	12.57%	16.00%	5	$1,069
2011	9.56%	10.22%	2.12%	5	$670
2010[3]	13.35%	13.92%	15.76%	1	$33

Average Annual Total Pre-Tax Returns (as of 12/31/17)
	Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)
1 Year	14.02%	14.47%	21.83%
5 Years	15.78%	16.24%	15.79%
Since Inception[3]	14.52%	15.05%	14.33%

[1]	Returns include the reinvestment of all income. Net results are calculated using the highest management fee in the Adviser’s standard fee schedule (0.40%), or, if higher, the performance-based management fee charged to an Account, and doing so results in performance figures that are no higher than those that would have resulted if the actual fees had been deducted. Returns are based on fully discretionary accounts under management, including, for certain time periods, those accounts no longer with the Adviser.
[2]	The S&P 500 Index includes 500 companies in leading industries of the U.S. economy and captures 80% of the U.S. equity market capitalization.
[3]	Inception date (the initial date of the Composite’s performance record) of the Composite is March 1, 2010.

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Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Class Shares and Investor Class Shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

The Fund offers two classes of shares to investors, Institutional Class Shares and Investor Class Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class Shares and Investor Class Shares. Contact your financial intermediary or the Fund for more information about the Fund’s share classes and how to choose between them.

Class Name	Eligible Investors	Investment Minimums	Fees
Institutional Class Shares	Primarily institutional investors and individual investors who meet the initial investment minimum	Initial – $100,000 (including for IRAs) Subsequent – None	No 12b-1 Fee.
Investor Class Shares	Primarily individual investors	Initial – $1,000 (including for IRAs) Subsequent – None	0.25% 12b-1 Fee.

Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisers, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

How to Purchase Fund Shares

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-888-FUND-LSV.

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All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on excessive trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest By Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund’s name and the share class. Make your check payable to “LSV U.S. Managed Volatility Fund.”

Regular Mail Address

LSV Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

LSV Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

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By Wire

To open an account by wire, first call 1-888-FUND-LSV (1-888-386-3578) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund’s name, your account number and the share class).

Wiring Instructions

UMB Bank, NA

ABA #101000695

LSV Funds

DDA Account #9870523965

Ref: Fund name/account name/account number/share class

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: LSV Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009, (Express Mail Address: LSV Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the next determined NAV after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Fund was provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

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Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Fund Calculates NAV

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

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Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price such securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Minimum Purchases

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for IRAs. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

Fund Codes

The reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

Fund Name	Ticker Symbol	CUSIP	Fund Code
LSV U.S. Managed Volatility Fund
Institutional Class Shares	LSVMX	00769G410	4507
Investor Class Shares	LVAMX	00769G394	4508

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

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Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-888-FUND-LSV for more information.

The sale price of each share will be the next determined NAV after the Fund receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

•	The Fund name;
•	The share class;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

LSV Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

LSV Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sale order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

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By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privilege) by completing the appropriate sections of the account application. Call 1-888-FUND-LSV to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $500,000 for Institutional Class Shares or $5,000 for Investor Class Shares, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

Receiving Your Money

Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request. The Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests.  On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below).  These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $100,000 with respect to Institutional Class Shares and $1,000 with respect to Investor Class Shares because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirements in its sole discretion.

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Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Fund Shares

At no charge, you may convert Investor Class Shares of the Fund directly to Institutional Class Shares of the Fund or Institutional Class Shares of the Fund directly to Investor Class Shares of the Fund, where offered, by writing to or calling the Fund, subject to the fees and expenses of the share class you are converting, and provided that you meet the eligibility requirements applicable to investing in such share class, as set forth in the Prospectus. You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the Fund is not a taxable event.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Other Policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

Because the Fund invests in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

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•	Shareholders are restricted from making more than four (4) “round trips” into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	The Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

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What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

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Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-888-FUND-LSV.

Payments to Financial Intermediaries

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Class Shares of the Fund is 0.25%.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

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The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Dividends and Distributions

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important U.S. federal income tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains, but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

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You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

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Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Financial Highlights

The tables that follow present performance information about the Fund. This information is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Fund, which is available upon request by calling the Fund at 1-888-FUND-LSV.

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Financial Highlights

For a share outstanding throughout each the year or period ended October 31,

	Net Asset Value Beginning of Year or Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Year or Period	Total Return†	Net Assets End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV U.S. Managed Volatility Fund
Institutional Class Shares
2017	$11.26	$0.28	$1.28	$1.56	$(0.20)	$(0.05)	$(0.25)	$12.57	14.05%	$75,656	0.55%	0.69%	2.37%	19%
2016	10.82	0.27	0.43	0.70	(0.19)	(0.07)	(0.26)	11.26	6.63	54,239	0.55	0.88	2.45	12
2015	10.49	0.22	0.16	0.38	(0.05)	—	(0.05)	10.82	3.64	26,387	0.55	1.19	2.00	10
2014*	10.00	0.07	0.42	0.49	—	—	—	10.49	4.90	2,098	0.55	6.96	1.95	3
Investor Class Shares
2017	$11.24	$0.26	$1.29	$1.55	$(0.18)	$(0.05)	$(0.23)	$12.56	13.95%	$7,685	0.80%	0.94%	2.15%	19%
2016	10.80	0.24	0.43	0.67	(0.16)	(0.07)	(0.23)	11.24	6.38	216	0.80	1.15	2.22	12
2015	10.48	0.20	0.16	0.36	(0.04)	—	(0.04)	10.80	3.50	211	0.80	1.48	1.79	10
2014*	10.00	0.06	0.42	0.48	—	—	—	10.48	4.80	36	0.80	7.18	1.80	3

*	Commenced operations on June 25, 2014. All ratios for the period have been annualized.

(1)	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

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The Advisors’ Inner Circle Fund

LSV Funds

Investment Adviser

LSV Asset Management

155 North Wacker Drive, Suite 4600

Chicago, Illinois 60606

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about The Advisors’ Inner Circle Fund and the LSV Funds. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: These reports list the Fund’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-888-FUND-LSV (1-888-386-3578)

By Mail:	LSV Funds
P.O. Box 219009
Kansas City, Missouri 64121-9009

By Internet:	www.lsvasset.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-06400.

LSV-PS-007-0500

The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

LSV Global Managed Volatility Fund

Institutional Class Shares: LSVFX

Investor Class Shares: LVAFX

Investment Adviser:

LSV Asset Management

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

i

LSV Global Managed Volatility fund

Investment Objective

The LSV Global Managed Volatility Fund’s (the “Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares and Investor Class Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Management Fees	0.60%	0.60%
12b-1 Fees	None	0.25%
Other Expenses	1.85%	1.93%
Total Annual Fund Operating Expenses	2.45%	2.78%
Less Fee Waivers and/or Expense Reimbursements[1]	(1.70)%	(1.78)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.75%	1.00%

1	LSV Asset Management (“LSV” or the “Adviser”) has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.75% and 1.00% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until February 28, 2019. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$77	$601	$1,152	$2,657
Investor Class Shares	$102	$693	$1,311	$2,979

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of companies located throughout the world. The equity securities in which the Fund invests are mainly common stocks, but may also include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs, “Depositary Receipts”). Depositary Receipts are certificates issued by a bank or trust company that represent ownership of shares of a foreign issuer and generally trade on an established market, in the United States or elsewhere. Although the Fund may invest in securities of companies of any size, the Fund generally invests in companies with market capitalizations of $100 million or more at the time of purchase.

Under normal market conditions, the Fund will invest in at least three countries, including the United States, and at least 40% of its assets will be invested in non-U.S. companies, in both developed and emerging market countries. The Fund considers a company to be a non-U.S. company if (i) the company’s primary issue trades on a non-U.S. exchange; or (ii) the company is organized, maintains its principal place of business, or primarily generates its revenues outside of the United States.

In selecting securities for the Fund, the Adviser focuses on companies whose securities, in the Adviser’s opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase in light of factors such as the company’s earnings, book value, revenues or cash flow, but show signs of recent improvement. The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market’s low expectations. The Adviser seeks to manage volatility by selecting stocks for the Fund’s portfolio whose total returns are not expected to fluctuate as dramatically as those of the equity markets as a whole.

The Adviser uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). Additionally, securities are ranked based on sensitivity to broader market movements or “beta,” standard deviation, and volatility of operating performance (cash flow and earnings) to identify securities that the Adviser believes will have less volatility than the overall equity markets. The investment model is used to select stocks to buy from those with higher expected returns and lower expected volatility and select stocks to sell from those whose expected returns have decreased and expected volatility has increased, subject to overall risk controls.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

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Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Although the Fund seeks to manage volatility within its portfolio, there is no guarantee that the Fund will be successful. Securities in the Fund’s portfolio may be subject to price volatility, and the Fund’s share price may not be any less volatile than the market as a whole and could be more volatile. The Adviser’s determinations/expectations regarding volatility may be incorrect or inaccurate, which may also adversely affect the Fund’s actual volatility. The Fund also may underperform other funds with similar investment objectives and strategies. The Fund may provide protection in volatile markets by potentially curbing or mitigating the risk of loss in declining equity markets, but the Fund’s opportunity to achieve returns when the equity markets are rising may also be limited. In general, the greater the protection against downside loss, the lesser the Fund’s opportunity to participate in the returns generated by rising equity markets; however, there is no guarantee that the Fund will be successful in protecting the value of its portfolio in down markets.

Investing in foreign companies, including direct investments and through Depositary Receipts, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

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As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

The medium- and smaller-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium- and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Since the Fund pursues a “value style” of investing, if the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-888-FUND-LSV.

2015	(4.31)%
2016	10.90%
2017	19.04%

BEST QUARTER	WORST QUARTER
6.36%	(8.39)%
(12/31/2017)	(9/30/2015)

Average Annual Total Returns for the Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional Class Shares. After-tax returns for Investor Class Shares will vary.

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LSV GLOBAL MANAGED VOLATILITY FUND	1 Year	Since Inception (6/25/2014)
Fund Returns Before Taxes
Institutional Class Shares	19.04%	6.91%
Investor Class Shares	18.67%	6.65%
Fund Returns After Taxes on Distributions
Institutional Class Shares	16.65%	5.78%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	11.99%	5.07%
MSCI All Country World Index Return (reflects no deduction for fees, expenses, or taxes)	23.97%	7.40%

Investment Adviser

LSV Asset Management

Portfolio Managers

Josef Lakonishok, CEO, CIO, and Partner, has managed the Fund since its inception in 2014.

Menno Vermeulen, CFA, Partner, has managed the Fund since its inception in 2014.

Puneet Mansharamani, CFA, Partner, has managed the Fund since its inception in 2014.

Greg Sleight, Partner, has managed the Fund since 2014.

Guy Lakonishok, CFA, Partner, has managed the Fund since 2014.

Jason Karceski, Ph.D., Partner, has managed the Fund since 2014.

Purchase and Sale of Fund Shares

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for IRAs. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail at: LSV Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: LSV Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-888-FUND-LSV (1-888-386-3578).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

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Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information about Risk

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity securities include common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, Depositary Receipts, as well as shares of exchange-traded funds that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Investments in securities of foreign companies (including direct investments as well as investments through Depositary Receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

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Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

More Information about the Fund’s Investment Objective and Strategies

The Fund’s investment objective is long-term growth of capital. The investment objective may not be changed without shareholder approval.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return or capital growth.

This Prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this Prospectus. In addition to the investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in the Fund’s Statement of Additional Information (the “SAI”). For information on how to obtain a copy of the SAI, see the back cover of this Prospectus. For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts. However, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, the Fund cannot guarantee that it will achieve its investment goal.

Information about Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

More Information about the Investment Adviser

Formed in 1994 as a Delaware general partnership, LSV Asset Management provides active, quantitative value equity management through the application of proprietary models. The Adviser’s general partners include officers and employees of the Adviser, who collectively own a majority of the Adviser, and SEI Funds, Inc. SEI Investments Company is the parent of SEI Funds, Inc. As of December 31, 2017, the Adviser had approximately $118 billion in assets under management. The Adviser’s principal place of business is located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.

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The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.60% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses of the Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.75% and 1.00% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until February 28, 2019. The contractual expense limitation agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Fund. For the fiscal year ended October 31, 2017, the Fund did not pay any advisory fees (after fee waivers) to the Adviser.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated April 30, 2018, which will cover the period from November 1, 2017 to April 30, 2018.

Portfolio Managers

The Fund is managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.

Josef Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 41 years of investment and research experience.

Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998. He has more than 26 years of investment and research experience.

Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006. He has more than 19 years of investment experience.

Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and portfolio manager since 2014. He has more than 12 years of investment experience.

Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and portfolio manager since 2014. He has more than 17 years of investment experience.

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Jason Karceski, Ph.D., has served as a Senior Research Analyst of LSV since 2009, a Partner since 2012 and portfolio manager since 2014. He has more than 24 years of investment experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Related Performance Data of the Adviser

The following tables give the related performance of all the actual separate accounts (each, an “Account”), referred to as a “Composite,” managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of the Fund. The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Adviser claims compliance with the Global Investment Performance Standards (“GIPS®”) and has prepared and presented the following in compliance with the GIPS® standards. The policies for valuing portfolios, calculating performance, and preparing compliant presentations are available upon request.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. All fees and expenses, except custodial fees, if any, were included in the calculations. Securities are valued as of trade-date. Each Account was under management by the Adviser for the entire reporting period in which the Account was included in the Composite. The currency used to express performance in the Composite is U.S. dollars. Performance results are presented both net of fees and gross of fees. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same fees and expenses or federal securities and tax laws as the Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

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The FOLLOWING data does not represent the performance of the Fund

Performance Information for the Adviser’s Substantially Similar Composite1

(April 1, 2012 through December 31, 2017)

Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	MSCI All Country World Index[2] (reflects no deduction for fees, expenses or taxes)	Number of Portfolios	Total Assets at End of Period ($ Millions)
2017	18.37%	19.01%	23.97%	10	$2,990
2016	10.81%	11.42%	7.51%	4	$319
2015	(3.86)%	(3.33)%	(2.36)%	3	$249
2014	8.67%	9.27%	4.16%	3	$173
2013	22.65%	23.65%	22.80%	2	$101
2012[3]	6.95%	7.47%	3.80%	1	$5

Average Annual Total Pre-Tax Returns (as of 12/31/17)
	Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	MSCI All Country World Index[2] (reflects no deduction for fees, expenses or taxes)
1 Year	18.37%	19.01%	23.97%
5 Years	10.95%	11.55%	10.80%
Since Inception[3]	10.74%	11.36%	10.04%

[1]	Returns include the reinvestment of all income. Net results are calculated using the highest management fee in the Adviser’s standard fee schedule (0.50%), or, if higher, the performance-based management fee charged to an Account, and doing so results in performance figures that are no higher than those that would have resulted if the actual fees had been deducted. Returns are based on fully discretionary accounts under management, including, for certain time periods, those accounts no longer with the Adviser.
[2]	The MSCI All Country World Index captures large- and mid-cap representation across 23 developed market countries and 24 emerging market countries. The index covers approximately 85% of the global investable equity opportunity set.
[3]	Inception date (the initial date of the Composite’s performance record) of the Composite is April 1, 2012.

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Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Class Shares and Investor Class Shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

The Fund offers two classes of shares to investors, Institutional Class Shares and Investor Class Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class Shares and Investor Class Shares. Contact your financial intermediary or the Fund for more information about the Fund’s share classes and how to choose between them.

Class Name	Eligible Investors	Investment Minimums	Fees
Institutional Class Shares	Primarily institutional investors and individual investors who meet the initial investment minimum	Initial – $100,000 (including for IRAs) Subsequent – None	No 12b-1 Fee.
Investor Class Shares	Primarily individual investors	Initial – $1,000 (including for IRAs) Subsequent – None	0.25% 12b-1 Fee.

Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisers, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

How to Purchase Fund Shares

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-888-FUND-LSV.

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

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You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on excessive trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest By Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund’s name and the share class. Make your check payable to “LSV Global Managed Volatility Fund.”

Regular Mail Address

LSV Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

LSV Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, first call 1-888-FUND-LSV (1-888-386-3578) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund’s name, your account number and the share class).

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Wiring Instructions

UMB Bank, NA

ABA #101000695

LSV Funds

DDA Account #9870523965

Ref: Fund name/account name/account number/share class

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: LSV Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009, (Express Mail Address: LSV Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the next determined NAV after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Fund was provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of the Fund’s assets may change on days when you are unable to purchase or redeem shares.

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Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Fund Calculates NAV

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

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With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Minimum Purchases

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for IRAs. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

Fund Codes

The reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

Fund Name	Ticker Symbol	CUSIP	Fund Code
LSV Global Managed Volatility Fund
Institutional Class Shares	LSVFX	00769G386	4505
Investor Class Shares	LVAFX	00769G378	4506

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

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If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-888-FUND-LSV for more information.

The sale price of each share will be the next determined NAV after the Fund receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

•   The Fund name;

•   The share class;

•   The account number;

•   The dollar amount or number of shares you wish to redeem;

•   The account name(s); and

•   The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

LSV Funds

P.O. Box 219009

Kansas City, MO 64121-9009

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Express Mail Address

LSV Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sale order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privilege) by completing the appropriate sections of the account application. Call 1-888-FUND-LSV to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $500,000 for Institutional Class Shares or $5,000 for Investor Class Shares, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

Receiving Your Money

Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request. The Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

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Involuntary Redemptions of Your Shares

If your account balance drops below $100,000 with respect to Institutional Class Shares and $1,000 with respect to Investor Class Shares because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirements in its sole discretion.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Fund Shares

At no charge, you may convert Investor Class Shares of the Fund directly to Institutional Class Shares of the Fund or Institutional Class Shares of the Fund directly to Investor Class Shares of the Fund, where offered, by writing to or calling the Fund, subject to the fees and expenses of the share class you are converting, and provided that you meet the eligibility requirements applicable to investing in such share class, as set forth in the Prospectus. You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the Fund is not a taxable event.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Other Policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

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Because the Fund invests in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.

In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information about how the Fund uses fair value pricing, see “How the Fund Calculates NAV.”

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than four (4) “round trips” into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	The Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

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Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

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Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

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More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-888-FUND-LSV.

Payments to Financial Intermediaries

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Class Shares of the Fund is 0.25%.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

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In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Dividends and Distributions

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important U.S. federal income tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains, but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

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Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

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Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Financial Highlights

The tables that follow present performance information about the Fund. This information is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Fund, which is available upon request by calling the Fund at 1-888-FUND-LSV.

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Financial Highlights

For a share outstanding throughout each the year or period ended October 31,

	Net Asset Value Beginning of Year or Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Year or Period	Total Return†	Net Assets End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV Global Managed Volatility Fund
Institutional Class Shares
2017	$10.06	$0.25	$1.36	$1.61	$(0.21)	$—	$(0.21)	$11.46	16.29%	$7,784	0.75%	2.45%	2.35%	43%
2016	9.77	0.26	0.24	0.50	(0.20)	(0.01)	(0.21)	10.06	5.23	5,059	0.75	4.08	2.66	35
2015	10.05	0.24	(0.41)	(0.17)	(0.09)	(0.02)	(0.11)	9.77	(1.68)	3,520	0.75	6.24	2.41	14
2014*	10.00	0.07	(0.02)	0.05	—	—	—	10.05	0.50	2,110	0.75	7.65	2.10	3
Investor Class Shares
2017	$10.06	$0.21	$1.38	$1.59	$(0.17)	$—	$(0.17)	$11.48	16.01%	$144	1.00%	2.78%	1.97%	43%
2016	9.75	0.22	0.25	0.47	(0.15)	(0.01)	(0.16)	10.06	4.96	262	1.00	4.40	2.22	35
2015	10.05	0.22	(0.41)	(0.19)	(0.09)	(0.02)	(0.11)	9.75	(1.96)	267	1.00	6.58	2.23	14
2014*	10.00	0.05	–	0.05	—	—	—	10.05	0.50	269	1.00	7.49	1.35	3

*	Commenced operations on June 25, 2014. All ratios for the period have been annualized.
(1)	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

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The Advisors’ Inner Circle Fund

LSV Funds

Investment Adviser

LSV Asset Management

155 North Wacker Drive, Suite 4600

Chicago, Illinois 60606

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about The Advisors’ Inner Circle Fund and the LSV Funds. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: These reports list the Fund’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-888-FUND-LSV (1-888-386-3578)

By Mail:	LSV Funds
P.O. Box 219009
Kansas City, Missouri 64121-9009

By Internet:	www.lsvasset.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-06400.

LSV-PS-008-0500

The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

LSV Global Value Fund

Institutional Class Shares: LSVGX

Investor Class Shares: LVAGX

Investment Adviser:

LSV Asset Management

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

i

LSV Global VALUE fund

Investment Objective

The LSV Global Value Fund’s (the “Fund”) investment objective is long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares and Investor Class Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Management Fees	0.75%	0.75%
12b-1 Fees	None	0.25%
Other Expenses	3.77%	3.78%
Total Annual Fund Operating Expenses	4.52%	4.78%
Less Fee Waivers and/or Expense Reimbursements[1]	(3.62)%	(3.63)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.90%	1.15%

1	LSV Asset Management (“LSV” or the “Adviser”) has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.90% and 1.15% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until February 28, 2019. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$92	$1,037	$1,992	$4,419
Investor Class Shares	$117	$1,112	$2,112	$4,629

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of companies located throughout the world. The equity securities in which the Fund invests are mainly common stocks, but may also include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs, “Depositary Receipts”). Depositary Receipts are certificates issued by a bank or trust company that represent ownership of shares of a foreign issuer and generally trade on an established market, in the United States or elsewhere. Although the Fund may invest in securities of companies of any size, the Fund generally invests in companies with market capitalizations of $100 million or more at the time of purchase.

Under normal market conditions, the Fund will invest in at least three countries, including the United States, and at least 40% of its assets will be invested in non-U.S. companies, in both developed and emerging market countries. The Fund considers a company to be a non-U.S. company if (i) the company’s primary issue trades on a non-U.S. exchange; or (ii) the company is organized, maintains its principal place of business, or primarily generates its revenues outside of the United States.

In selecting securities for the Fund, the Adviser focuses on companies whose securities, in the Adviser’s opinion, are out-of-favor (undervalued) in the marketplace at the time of purchase in light of factors such as the company’s earnings, book value, revenues or cash flow, but show signs of recent improvement. The Adviser believes that these out-of-favor securities will produce superior future returns if their future growth exceeds the market’s low expectations.

The Adviser uses a quantitative investment model to make investment decisions for the Fund. The investment model ranks securities based on fundamental measures of value (such as the price-to-earnings ratio) and indicators of near-term appreciation potential (such as recent price appreciation). The investment model selects stocks to buy from the higher-ranked stocks and selects stocks to sell from those whose rankings have decreased, subject to overall risk controls.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

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Investing in foreign companies, including direct investments and through Depositary Receipts, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

The medium- and smaller-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium- and small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Since the Fund pursues a “value style” of investing, if the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-888-FUND-LSV.

2015	(4.66)%
2016	10.97%
2017	21.85%

BEST QUARTER	WORST QUARTER
7.12%	(10.30)%
(9/30/2016)	(9/30/2015)

Average Annual Total Returns for the Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional Class Shares. After-tax returns for Investor Class Shares will vary.

LSV GLOBAL VALUE FUND	1 Year	Since Inception (6/25/2014)
Fund Returns Before Taxes
Institutional Class Shares	21.85%	7.19%
Investor Class Shares	21.69%	6.94%
Fund Returns After Taxes on Distributions
Institutional Class Shares	21.16%	6.39%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	12.76%	5.30%
MSCI All Country World Index Return (reflects no deduction for fees, expenses, or taxes)	23.97%	7.40%

Investment Adviser

LSV Asset Management

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Portfolio Managers

Josef Lakonishok, CEO, CIO, and Partner, has managed the Fund since its inception in 2014.

Menno Vermeulen, CFA, Partner, has managed the Fund since its inception in 2014.

Puneet Mansharamani, CFA, Partner, has managed the Fund since its inception in 2014.

Greg Sleight, Partner, has managed the Fund since 2014.

Guy Lakonishok, CFA, Partner, has managed the Fund since 2014.

Purchase and Sale of Fund Shares

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for IRAs. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail at: LSV Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: LSV Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-888-FUND-LSV (1-888-386-3578).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information about Risk

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity securities include common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, Depositary Receipts, as well as shares of exchange-traded funds that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Investments in securities of foreign companies (including direct investments as well as investments through Depositary Receipts) can be more volatile than investments in U.S. companies. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

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Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

More Information about the Fund’s Investment Objective and Strategies

The Fund’s investment objective is long-term growth of capital. The investment objective may not be changed without shareholder approval.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only make temporary defensive investments if the Adviser believes that the risk of loss outweighs the opportunity for total return or capital growth.

This Prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this Prospectus. In addition to the investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in the Fund’s Statement of Additional Information (the “SAI”). For information on how to obtain a copy of the SAI, see the back cover of this Prospectus. For liquidity purposes, the Fund may invest a portion of its assets in cash, money market instruments or equity index futures contracts. However, the Fund intends to remain as fully invested as practicable regardless of market conditions. Of course, the Fund cannot guarantee that it will achieve its investment goal.

Information about Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

More Information about the Investment Adviser

Formed in 1994 as a Delaware general partnership, LSV Asset Management provides active, quantitative value equity management through the application of proprietary models. The Adviser’s general partners include officers and employees of the Adviser, who collectively own a majority of the Adviser, and SEI Funds, Inc. SEI Investments Company is the parent of SEI Funds, Inc. As of December 31, 2017, the Adviser had approximately $118 billion in assets under management. The Adviser’s principal place of business is located at 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.

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The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses of the Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.90% and 1.15% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until February 28, 2019. The contractual expense limitation agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019. To maintain these expense limits, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Fund. For the fiscal year ended October 31, 2017, the Fund did not pay any advisory fees (after fee waivers) to the Adviser.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated April 30, 2018, which will cover the period from November 1, 2017 to April 30, 2018.

Portfolio Managers

The Fund is managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.

Josef Lakonishok has served as CEO, CIO, Partner and portfolio manager for LSV since its founding in 1994. He has more than 41 years of investment and research experience.

Menno Vermeulen, CFA, has served as a portfolio manager for LSV since 1995 and a Partner since 1998. He has more than 26 years of investment and research experience.

Puneet Mansharamani, CFA, has served as a Partner and portfolio manager for LSV since 2006. He has more than 19 years of investment experience.

Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and portfolio manager since 2014. He has more than 12 years of investment experience.

Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and portfolio manager since 2014. He has more than 17 years of investment experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Related Performance Data of the Adviser

The following tables give the related performance of all the actual separate accounts (each, an “Account”), referred to as a “Composite,” managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of the Fund. The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

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The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Adviser claims compliance with the Global Investment Performance Standards (“GIPS®”) and has prepared and presented the following in compliance with the GIPS® standards. The policies for valuing portfolios, calculating performance, and preparing compliant presentations are available upon request.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. All fees and expenses, except custodial fees, if any, were included in the calculations. Securities are valued as of trade-date. Each Account was under management by the Adviser for the entire reporting period in which the Account was included in the Composite. The currency used to express performance in the Composite is U.S. dollars. Performance results are presented both net of fees and gross of fees. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Accounts that are included in the Composite are not subject to the same type of expenses to which the Fund is subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the Accounts in the Composite were subject to the same fees and expenses or federal securities and tax laws as the Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

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The FOLLOWING data does not represent the performance of the Fund

Performance Information for the Adviser’s Substantially Similar Composite1

(July 1, 2006 through December 31, 2017)

Year	Total Pre-Tax Return (Net of Fees)	Total Pre-Tax Return (Gross of Fees)	MSCI All Country World Index[2] (reflects no deduction for fees, expenses or taxes)	Number of Portfolios	Total Assets at End of Period ($ Millions)
2017	22.44%	23.40%	23.97%	44	$17,544
2016	12.42%	13.31%	7.86%	20	$6,861
2015	(4.75)%	(3.98)%	(2.36)%	17	$5,871
2014	5.00%	5.84%	4.16%	15	$6,351
2013	29.29%	30.30%	22.80%	12	$5,128
2012	17.24%	18.17%	16.13%	10	$3,541
2011	(7.11)%	(6.41)%	(7.36)%	5	$1,354
2010	12.95%	13.79%	12.67%	4	$795
2009	37.01%	38.01%	34.63%	4	$472
2008	(41.08)%	(40.61)%	(42.21)%	3	$224
2007	5.39%	6.18%	11.65%	1	$44
2006[3]	15.07%	15.52%	13.97%	1	$41

Average Annual Total Pre-Tax Returns (as of 12/31/17)
	Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	MSCI All Country World Index[2] (reflects no deduction for fees, expenses or taxes)
1 Year	22.44%	23.40%	23.97%
5 Years	12.22%	13.11%	10.80%
10 Years	5.86%	6.69%	4.65%
Since Inception[3]	6.86%	7.68%	6.23%

[1]	Returns include the reinvestment of all income. Net results are calculated using the highest management fee in the Adviser’s standard fee schedule (0.75%), or, if higher, the performance-based management fee charged to an Account, and doing so results in performance figures that are no higher than those that would have resulted if the actual fees had been deducted. Returns are based on fully discretionary accounts under management, including, for certain time periods, those accounts no longer with the Adviser.
[2]	The MSCI All Country World Index captures large- and mid-cap representation across 23 developed market countries and 24 emerging market countries. The index covers approximately 85% of the global investable equity opportunity set.
[3]	Inception date (the initial date of the Composite’s performance record) of the Composite is July 1, 2006.

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Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Class Shares and Investor Class Shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

The Fund offers two classes of shares to investors, Institutional Class Shares and Investor Class Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class Shares and Investor Class Shares. Contact your financial intermediary or the Fund for more information about the Fund’s share classes and how to choose between them.

Class Name	Eligible Investors	Investment Minimums	Fees
Institutional Class Shares	Primarily institutional investors and individual investors who meet the initial investment minimum	Initial – $100,000 (including for IRAs) Subsequent – None	No 12b-1 Fee.
Investor Class Shares	Primarily individual investors	Initial – $1,000 (including for IRAs) Subsequent – None	0.25% 12b-1 Fee.

Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisers, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

How to Purchase Fund Shares

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-888-FUND-LSV.

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

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The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on excessive trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest By Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund’s name and the share class. Make your check payable to “LSV Global Value Fund.”

Regular Mail Address

LSV Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

LSV Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, first call 1-888-FUND-LSV (1-888-386-3578) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund’s name, your account number and the share class).

Wiring Instructions

UMB Bank, NA

ABA #101000695

LSV Funds

DDA Account #9870523965

Ref: Fund name/account name/account number/share class

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By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $25. To cancel or change a plan, write to the Fund at: LSV Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009, (Express Mail Address: LSV Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the next determined NAV after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Fund was provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of the Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

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Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Fund Calculates NAV

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

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There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Minimum Purchases

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000, including for IRAs. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $1,000, including for IRAs. There are no minimum subsequent investment amounts for the Fund. The Fund may accept investments of smaller amounts in its sole discretion.

Fund Codes

The reference information listed below will be helpful to you when you contact the Fund to purchase shares, check daily NAV or obtain additional information.

Fund Name	Ticker Symbol	CUSIP	Fund Code
LSV Global Value Fund
Institutional Class Shares	LSVGX	00769G352	4509
Investor Class Shares	LVAGX	00769G360	4510

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-FUND-LSV.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

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Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-888-FUND-LSV for more information.

The sale price of each share will be the next determined NAV after the Fund receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

•	The Fund name;
•	The share class;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

LSV Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

LSV Funds

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sale order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

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By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privilege) by completing the appropriate sections of the account application. Call 1-888-FUND-LSV to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $500,000 for Institutional Class Shares or $5,000 for Investor Class Shares, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

Receiving Your Money

Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request. The Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in-kind to discourage short-term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $100,000 with respect to Institutional Class Shares and $1,000 with respect to Investor Class Shares because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirements in its sole discretion.

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Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Fund Shares

At no charge, you may convert Investor Class Shares of the Fund directly to Institutional Class Shares of the Fund or Institutional Class Shares of the Fund directly to Investor Class Shares of the Fund, where offered, by writing to or calling the Fund, subject to the fees and expenses of the share class you are converting, and provided that you meet the eligibility requirements applicable to investing in such share class, as set forth in the Prospectus. You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the Fund is not a taxable event.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Other Policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

Because the Fund invests in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.

In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares by virtue of their Fund share transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information about how the Fund uses fair value pricing, see “How the Fund Calculates NAV.”

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The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than four (4) “round trips” into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	The Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

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The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

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Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-888-FUND-LSV.

Payments to Financial Intermediaries

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Class Shares of the Fund is 0.25%.

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Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Dividends and Distributions

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

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Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important U.S. federal income tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains, but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

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Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Financial Highlights

The tables that follow present performance information about the Fund. This information is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Fund, which is available upon request by calling the Fund at 1-888-FUND-LSV.

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Financial Highlights

For a share outstanding throughout the year or period ended October 31,

	Net Asset Value Beginning of Year or Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Year or Period	Total Return†	Net Assets End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV Global Value Fund
Institutional Class Shares
2017	$9.54	$0.19	$2.08	$2.27	$(0.20)	$(0.07)	$(0.27)	$11.54	24.29%	$3,988	0.90%	4.52%	1.83%	15%
2016	9.71	0.20	(0.12)	0.08	(0.15)	(0.10)	(0.25)	9.54	0.96	2,684	0.90	6.34	2.23	23
2015	9.83	0.16	(0.22)	(0.06)	(0.05)	(0.01)	(0.06)	9.71	(0.62)	2,450	0.90	7.21	1.67	14
2014*	10.00	0.03	(0.20)	(0.17)	—	—	—	9.83	(1.70)	1,967	0.90	8.17	0.99	2
Investor Class Shares
2017	$9.53	$0.17	$2.07	$2.24	$(0.18)	$(0.07)	$(0.25)	$11.52	23.94%	$520	1.15%	4.78%	1.56%	15%
2016	9.68	0.18	(0.12)	0.06	(0.11)	(0.10)	(0.21)	9.53	0.77	205	1.15	6.78	2.00	23
2015	9.83	0.16	(0.26)	(0.10)	(0.04)	(0.01)	(0.05)	9.68	(0.90)	164	1.15	7.50	1.46	14
2014*	10.00	0.03	(0.20)	(0.17)	—	—	—	9.83	(1.70)	98	1.15	8.31	0.67	2

*	Commenced operations on June 25, 2014. All ratios for the period have been annualized.

(1)	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Portfolio turnover rate is for the period indicated and has not been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

27

The Advisors’ Inner Circle Fund

LSV Funds

Investment Adviser

LSV Asset Management

155 North Wacker Drive, Suite 4600

Chicago, Illinois 60606

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about The Advisors’ Inner Circle Fund and the LSV Funds. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: These reports list the Fund’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-888-FUND-LSV (1-888-386-3578)

By Mail:	LSV Funds
P.O. Box 219009
Kansas City, Missouri 64121-9009

By Internet:	www.lsvasset.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-06400.

LSV-PS-009-0500

STATEMENT OF ADDITIONAL INFORMATION

LSV VALUE EQUITY FUND

(Institutional Class Shares: LSVEX)

(Investor Class Shares: LVAEX)

LSV CONSERVATIVE VALUE EQUITY FUND

(Institutional Class Shares: LSVVX)

(Investor Class Shares: LVAVX)

LSV SMALL CAP VALUE FUND

(Institutional Class Shares: LSVQX)

(Investor Class Shares: LVAQX)

LSV U.S. MANAGED VOLATILITY FUND

(Institutional Class Shares: LSVMX)

(Investor Class Shares: LVAMX)

LSV GLOBAL MANAGED VOLATILITY FUND

(Institutional Class Shares: LSVFX)

(Investor Class Shares: LVAFX)

LSV GLOBAL VALUE FUND

(Institutional Class Shares: LSVGX)

(Investor Class Shares: LVAGX)

each, a series of THE ADVISORS’ INNER CIRCLE FUND

March 1, 2018

Investment Adviser:

LSV ASSET MANAGEMENT

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the LSV Value Equity Fund, LSV Conservative Value Equity Fund, LSV Small Cap Value Fund, LSV U.S. Managed Volatility Fund, LSV Global Managed Volatility Fund and LSV Global Value Fund (each, a “Fund,” and collectively, the “Funds”). This SAI is incorporated by reference into and should be read in conjunction with the Funds’ prospectuses dated March 1, 2018, as they may be amended from time to time (each, a “Prospectus,” and together, the “Prospectuses”). Capitalized terms not defined herein are defined in the Prospectuses. The most recent Annual Reports for the Funds, which include the Funds’ audited financial statements dated October 31, 2017, are incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectuses or Annual Reports, free of charge, by writing to the Funds at LSV Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: LSV Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or calling the Funds at 1-888-FUND-LSV.

i

Page

THE TRUST	S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES	S-1
DESCRIPTION OF PERMITTED INVESTMENTS	S-2
INVESTMENT LIMITATIONS	S-23
THE ADVISER	S-26
PORTFOLIO MANAGERS	S-28
THE ADMINISTRATOR	S-30
THE DISTRIBUTOR	S-30
PAYMENTS TO FINANCIAL INTERMEDIARIES	S-31
THE TRANSFER AGENT	S-32
THE CUSTODIAN	S-32
INDEPENDENT Registered public Accounting firm	S-32
LEGAL COUNSEL	S-32
SECURITIES LENDING	S-33
TRUSTEES AND OFFICERS OF THE TRUST	S-33
PURCHASING AND REDEEMING SHARES	S-42
DETERMINATION OF NET ASSET VALUE	S-43
TAXES	S-44
FUND TRANSACTIONS	S-50
PORTFOLIO HOLDINGS	S-53
DESCRIPTION OF SHARES	S-54
SHAREHOLDER LIABILITY	S-54
LIMITATION OF TRUSTEES’ LIABILITY	S-55
PROXY VOTING	S-55
CODES OF ETHICS	S-55
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	S-55
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

March 1, 2018	LSV-SX-002-2100

ii

THE TRUST

General. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

Description of Multiple Classes of Shares. The Trust is authorized to offer shares of the Funds in Institutional Class Shares and Investor Class Shares. The different classes provide for variations in certain distribution expenses and minimum investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectuses. For more information on distribution expenses, see “Payments to Financial Intermediaries” in this SAI. The Trust reserves the right to create and issue additional classes of shares.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of the Board of Trustees of the Trust (each, a “Trustee” and together, the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

Each Fund’s investment objective and principal investment strategies are described in the Prospectuses. The following information supplements, and should be read in conjunction with, the Prospectuses. For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

S-1

Each Fund seeks long-term growth of capital. This goal is fundamental, and may not be changed without the consent of shareholders. There can be no assurance that a Fund will be able to achieve its investment objective. Each Fund is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

Although each Fund will normally be as fully invested as practicable in equity securities, including warrants, rights to purchase common stocks, debt securities convertible into common stocks and preferred stocks, a portion of a Fund’s assets may also be invested in investment grade fixed income securities, cash and money market securities. Investment grade fixed income securities are debt securities that are rated in one of the four highest rating categories (“investment grade”) by a nationally recognized statistical rating organization (an “NRSRO”) or that the Funds’ investment adviser, LSV Asset Management (“LSV” or the “Adviser”), determines are of comparable quality. Each Fund may also make limited use of equity index futures contracts for liquidity purposes. In order to generate additional income, each Fund may lend securities that it owns as well as invest in repurchase agreements.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and the associated risk factors. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by its stated investment policies, including those stated below.

Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

S-2

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Foreign Securities

Types of Foreign Securities:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Funds can invest in foreign securities in a number of ways, including:

▪	The Funds can invest directly in foreign securities denominated in a foreign currency;

▪	The Funds can invest in American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”); European Depositary Receipts (“EDRs”) and other similar global instruments; and

▪	The Funds can invest in investment funds.

American Depositary Receipts. ADRs as well as other “hybrid” forms of ADRs, including EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

S-3

Emerging Markets. An “emerging market” country is generally a country that the World Bank and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNPs”) than more developed countries. There are currently over 150 countries that the international financial community generally considers to be emerging or developing countries, approximately 50 of which currently have stock markets.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If a Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

▪	The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

S-4

▪	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

▪	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

▪	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

▪	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest, or may restrict the ability of foreign investors to repatriate their investment income and capital gains.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Funds’ investments.

Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

Stock Exchange and Market Risk. The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

▪	Are generally more volatile than, and not as developed or efficient as, those in the United States;

▪	Have substantially less volume;

▪	Trade securities that tend to be less liquid and experience rapid and erratic price movements;

S-5

▪	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

▪	Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

▪	May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

▪	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

▪	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

▪	In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

▪	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

▪	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

▪	Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk. While each Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

▪	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

▪	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

▪	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

▪	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

▪	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

▪	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

S-6

Taxes. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

Emerging Markets. Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

▪	Have relatively unstable governments;

▪	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

▪	Offer less protection of property rights than more developed countries; and

▪	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Money Market Securities. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as Standard & Poor’s Ratings Service (“S&P”) or Moody’s Investor Service (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

U.S. Government Securities. Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds’ shares.

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On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15% instead of the previous 10%, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Funds. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

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•	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. Each Fund may enter into repurchase agreements with financial institutions in order to increase its income. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of the Funds’ right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements. Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

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Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Exchange-Traded Funds (“ETFs”). Each Fund may invest in ETFs. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF’s expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF’s value being more volatile than the underlying securities or other investments.

Securities of Other Investment Companies. Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, a Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the U.S. Securities and Exchange Commission (the “SEC”) to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the “ETFs”) and procedures approved by the Board, a Fund may invest in these ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither these ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Securities Lending. The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

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The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds’ securities lending agent, but will bear all of any losses from the investment of collateral.

By lending their securities, the Funds may increase their income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Funds to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by a Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Funds’ ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectuses, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Funds’ investment objectives and is legally permissible, the Funds may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the SEC and its staff. A Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivatives instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund’s coverage requirements.

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Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), a Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Funds’ investment strategies and may adversely affect the Funds’ performance.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

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A Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

▪	Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

▪	Allowing it to expire and losing its entire premium;

▪	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

▪	Closing it out in the secondary market at its current price.

▪	Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

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A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only “covered” options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

▪	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

▪	A call option on the same security or index with the same or lesser exercise price;

▪	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

▪	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

▪	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

▪	Entering into a short position in the underlying security;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

▪	Maintaining the entire exercise price in liquid securities.

▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

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•	Options on Credit Default Swaps

An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

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▪	Combined Positions

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

▪	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

▪	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

▪	Do not require an initial margin deposit; and

▪	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

▪	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

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A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Equity-Linked Securities. The Funds may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Funds’ restrictions on investments in illiquid securities.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Funds’ gains or losses. In order to reduce the risk associated with leveraging, the Funds may cover their current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

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▪	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

▪	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

▪	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

▪	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

▪	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

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▪	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

▪	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds’ gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Funds’ ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

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▪	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

▪	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

▪	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

▪	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

▪	Have to purchase or sell the instrument underlying the contract;

▪	Not be able to hedge its investments; and/or

▪	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

▪	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

▪	The facilities of the exchange may not be adequate to handle current trading volume;

▪	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

▪	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Funds is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

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Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The Funds’ use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds do not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

▪	Actual and anticipated changes in interest rates;

▪	Fiscal and monetary policies; and

▪	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Funds’ use of derivatives, and adversely impact the Funds’ ability to achieve their investment objectives. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the Adviser determines the liquidity of a Fund’s investments. In determining the liquidity of a Fund’s investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not hold more than 15% of its net assets in illiquid securities.

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Restricted Securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the “1933 Act”) or an exemption from registration. As consistent with a Fund’s investment objective, the Fund may invest in Section 4(a)(2) commercial paper. Section 4(a)(2) commercial paper is issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(a)(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Short Sales. As is consistent with a Fund’s investment objective, the Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, the Funds’ distributor, custodian, or any other of the Funds’ intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

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INVESTMENT LIMITATIONS

Fundamental Policies

In addition to the investment objective of each Fund, the following are fundamental policies of each Fund. Fundamental policies cannot be changed without the consent of the holders of a majority of a Fund’s outstanding shares. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Each Fund, except the LSV Value Equity Fund, may not:

1.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The LSV Value Equity Fund may not:

1.	Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of the Fund’s total assets.

2.	Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

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3.	Acquire more than 10% of the voting securities of any one issuer.

4.	Invest in companies for the purpose of exercising control.

5.	Issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of the Fund’s total assets, all borrowings shall be repaid before the Fund makes additional investments. The term “senior security” shall not include any temporary borrowings that do not exceed 5% of the value of the Fund’s total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets will not be considered borrowings or senior securities. This investment limitation shall not preclude the Fund from issuing multiple classes of shares in reliance on SEC rules or orders.

6.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

7.	Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

8.	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions and sell securities short “against the box.”

9.	Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling the Fund security.

10.	Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

Non-Fundamental Policies

The following investment limitations of the Funds are non-fundamental and may be changed by the Board without shareholder approval:

1.	Each of the LSV U.S. Managed Volatility Fund, LSV Global Managed Volatility Fund and LSV Global Value Fund may not purchase an investment if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid securities.

2.	Each of the LSV Value Equity Fund, the LSV Conservative Value Equity Fund and the LSV Small Cap Value Fund may not hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

3.	Each of the LSV Conservative Value Equity Fund, LSV Small Cap Value Fund, LSV U.S. Managed Volatility Fund, LSV Global Managed Volatility Fund and LSV Global Value Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

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4.

Each of the LSV U.S. Managed Volatility Fund, LSV Global Managed Volatility Fund and LSV Global Value Fund may not purchase or sell real estate, physical commodities, or commodities contracts based on physical commodities, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts (“REITs”)); or (ii) physical commodities or commodities contracts based on physical commodities.

5.

Each of the LSV Conservative Value Equity Fund and LSV Small Cap Value Fund will not purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.	Under normal circumstances, each of the LSV Value Equity Fund and LSV Conservative Value Equity Fund shall invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities. This non-fundamental policy may be changed by the Board upon at least 60 days’ written notice to Fund shareholders.

7.	Under normal circumstances, the LSV U.S. Managed Volatility Fund shall invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities of U.S. companies. This non-fundamental policy may be changed by the Board upon at least 60 days’ written notice to Fund shareholders.

8.	Under normal circumstances, the LSV Small Cap Value Fund shall invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-capitalization companies. This non-fundamental policy may be changed by the Board upon at least 60 days’ written notice to Fund shareholders.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

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Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Commodities and Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER

General. LSV Asset Management is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser was established in 1994 as a Delaware general partnership to provide active, quantitative value equity management through the application of proprietary models. LSV’s general partners include officers and employees of LSV, who collectively own a majority of LSV, and SEI Funds, Inc. SEI Investments Company is the parent of SEI Funds, Inc. As of December 31, 2017, the Adviser had approximately $118 billion in assets under management. LSV’s principal business address is 155 North Wacker Drive, Suite 4600, Chicago, IL 60606.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement dated March 15, 1999 (the “Advisory Agreement”) with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees.

After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to any Fund, by a majority of the outstanding voting securities of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

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Fund	Advisory Fee Rate
LSV Value Equity Fund	0.55%
LSV Conservative Value Equity Fund	0.38%
LSV Small Cap Value Fund	0.70%
LSV U.S. Managed Volatility Fund	0.45%
LSV Global Managed Volatility Fund	0.60%
LSV Global Value Fund	0.75%

The Adviser has contractually agreed to waive fees and reimburse certain expenses of the following Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding certain levels as set forth below until February 28, 2019. The fee waivers may be renewed by the Adviser on an annual basis. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Fund	Class	Expense Limit
LSV Conservative Value Equity Fund	Investor Class	0.60%
	Institutional Class	0.35%
LSV Small Cap Value Fund	Investor Class	1.10%
	Institutional Class	0.85%
LSV U.S. Managed Volatility Fund	Investor Class	0.80%
	Institutional Class	0.55%
LSV Global Managed Volatility Fund	Investor Class	1.00%
	Institutional Class	0.75%
LSV Global Value Fund	Investor Class	1.15%
	Institutional Class	0.90%

For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the Adviser the following advisory fees:

Fund	Contractual Advisory Fees			Fees Waived by the Adviser			Total Fees Paid to the Adviser (After Waivers)
	2015	2016	2017	2015	2016	2017	2015	2016	2017
LSV Value Equity Fund	$7,978,998	$9,042,089	$10,982,792	$0	$0	$0	$7,978,998	$9,042,089	$10,982,792
LSV Conservative Value Equity Fund	$322,212	$343,057	$404,626	$213,091	$220,323	$224,704	$109,121	$122,734	$179,922
LSV Small Cap Value Fund	$604,152	$1,048,353	$2,012,134	$72,967	$46,246	$0	$531,185	$1,002,107	$2,012,134
LSV U.S. Managed Volatility Fund	$91,003	$158,831	$339,339	$91,003	$111,261	$107,619	$0[1]	$47,570[2]	$231,720

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Fund	Contractual Advisory Fees			Fees Waived by the Adviser			Total Fees Paid to the Adviser (After Waivers)
	2015	2016	2017	2015	2016	2017	2015	2016	2017
LSV Global Managed Volatility Fund	$15,905	$25,016	$45,707	$15,905	$25,016	$45,707	$0[1]	$0[2]	$0[3]
LSV Global Value Fund	$17,796	$20,256	$27,990	$17,796	$20,256	$27,990	$0[1]	$0[2]	$0[3]

[1]	For the fiscal year ended October 31, 2015, the Adviser additionally reimbursed fees of $38,032, $129,965 and $131,901 for the LSV U.S. Managed Volatility Fund, LSV Global Managed Volatility Fund and LSV Global Value Fund, respectively, to maintain the stated expense caps under its contractual expense limitation agreement with the Funds.
[2]	For the fiscal year ended October 31, 2016, the Adviser additionally reimbursed fees of $4,000, $113,908 and $127,035 for the LSV U.S. Managed Volatility Fund, LSV Global Managed Volatility Fund and LSV Global Value Fund, respectively, to maintain the stated expense caps under its contractual expense limitation agreement with the Funds.
[3]	For the fiscal year ended October 31, 2017, the Adviser additionally reimbursed fees of $84,246 and $106,895 for the LSV Global Managed Volatility Fund and LSV Global Value Fund, respectively, to maintain the stated expense caps under its contractual expense limitation agreement with the Funds.

Investment Management Personnel of the Adviser. Messrs. Lakonishok, Vermeulen, Mansharamani, Sleight, Lakonishok and Karceski have developed proprietary computer models based on their research of investor behavior and the performance of contrarian investment strategies. The portfolio decision making process is quantitative and driven by (i) a proprietary computer model which ranks securities based on fundamental measures of value, indicators of recent improved performance and volatility, and (ii) a risk control process that controls for residual benchmark risk. Refinements to the model are made as suggested by advances in the Adviser’s research and these refinements are generally incremental in nature. The Adviser may modify the investment model used to manage the Funds at any time without notice.

PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of each Fund shares they own and how they are compensated.

Compensation. The Adviser compensates the portfolio managers for their management of the Funds. The portfolio managers’ compensation consists of a salary and discretionary bonus. Each of the portfolio managers is a Partner of the Adviser and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group.

Fund Shares Owned by the Portfolio Managers. The Funds are required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Fund Shares (All Funds)[1,2]
Josef Lakonishok	Over $1 million (LSV Value Equity Fund) Over $1 million (LSV Global Managed Volatility Fund) Over $1 million (LSV US Managed Volatility Fund) Over $1 million (LSV Global Value Fund)	Over $1 million

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Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Fund Shares (All Funds)[1]
Menno Vermeulen	$500,001 to $1,000,000 (LSV Global Managed Volatility Fund) $500,001 to $1,000,000 (LSV US Managed Volatility Fund) $100,001 to $500,000 (LSV Global Value Fund)	Over $1 million
Puneet Mansharamani	None	None
Greg Sleight	None	None
Guy Lakonishok	None	None
Jason Karceski	$100,001 to $500,000 (LSV Value Equity Fund) $100,001 to $500,000 (LSV Global Managed Volatility Fund) $10,001 to $50,000 (LSV US Managed Volatility Fund)	$100,001 to $500,000

[1]	Valuation date is October 31, 2017.

Other Accounts. In addition to the Funds, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Billions)	Number of Accounts	Total Assets (in Billions)	Number of Accounts	Total Assets (in Billions)
Josef Lakonishok	32	$17.43	70[1]	$26.85	453[2]	$67.63
Menno Vermeulen	32	$17.43	70[1]	$26.85	453[2]	$67.63
Puneet Mansharamani	32	$17.43	70[1]	$26.85	453[2]	$67.63
Greg Sleight	32	$17.43	70[1]	$26.85	453[2]	$67.63
Guy Lakonishok	32	$17.43	70[1]	$26.85	453[2]	$67.63
Jason Karceski	4	$2.99	9	$2.48	22[3]	$2.55

[1]	Includes 23 accounts with aggregated assets under management of $1.26 billion that are subject to performance-based advisory fees.
[2]	Includes 44 accounts with aggregated assets under management of $9.73 billion that are subject to performance-based advisory fees.
[3]	Includes 1 account with assets under management of $252 million that is subject to performance-based advisory fees.

Conflicts of Interest. The same team of portfolio managers is responsible for the day-to-day management of all of LSV's accounts. LSV uses a proprietary quantitative investment model to manage all of LSV's accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. A portfolio manager could have an incentive to favor accounts with performance-based fees and/or accounts in which employees may be invested in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another account. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, the Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocations of partially-filled block trades.

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THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement, dated November 14, 1991, as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums. For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the following amounts for these services:

Fund	Administration Fees Paid
	2015	2016	2017
LSV Value Equity Fund	$1,020,760	$1,085,043	$1,202,383
LSV Conservative Value Equity Fund	$59,654	$59,745	$64,099
LSV Small Cap Value Fund	$60,703	$98,289	$172,802
LSV U.S. Managed Volatility Fund	$14,222	$23,116	$45,349
LSV Global Managed Volatility Fund	$1,865	$2,745	$4,578
LSV Global Value Fund	$1,669	$1,788	$2,544

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

Distribution Plan. The Trust has adopted a Distribution Plan with respect to the Investor Class Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Fund(s) grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Fund(s) may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of a Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Investor Class Shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the Distributor the following fees pursuant to the Plan:

Fund	12b-1 Fees Paid			12b-1 Fees Retained by the Distributor
	2015	2016	2017	2015	2016	2017
LSV Value Equity Fund	$2,621	$11,861	$98,157	$381	$836	$1,387
LSV Conservative Value Equity Fund	$69	$109	$217	$22	$10	$15
LSV Small Cap Value Fund	$587	$7,245	$46,601	$42	$33	$52
LSV U.S. Managed Volatility Fund	$519	$350	$15,954	$94	$74	$28
LSV Global Managed Volatility Fund	$761	$1,194	$431	$40	$37	$108
LSV Global Value Fund	$336	$416	$904	$38	$25	$55

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

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These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the Funds’ transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the “Custodian”), acts as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their reports with respect thereto, and are incorporated by reference in reliance on the authority of their reports as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

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SECURITIES LENDING

The Funds did not engage in securities lending activities during the fiscal year ended October 31, 2017.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

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From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

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The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

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•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	None	None
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None

1	Valuation date is December 31, 2017.
2	The Funds are the only funds in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the Funds’ most recently completed fiscal year.

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Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$111,968	N/A	N/A	$111,968 for service on one (1) board
Johnson	$111,968	N/A	N/A	$111,968 for service on one (1) board
Krikorian	$120,541	N/A	N/A	$120,541 for service on one (1) board
Speca	$111,968	N/A	N/A	$111,968 for service on one (1) board
Sullivan	$126,189	N/A	N/A	$126,189 for service on one (1) board

1	All funds in the Fund Complex are series of the Trust.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

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The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Funds’ securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over-the-counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate net asset value, the settlement price may not be available at the time at which each Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

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Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in each Fund’s Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a regulated investment company (“RIC”), such as a Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

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Qualification as a Regulated Investment Company. Each Fund intends to qualify and elect to be treated as a RIC. By following such a policy, the Funds expect to eliminate or reduce to a nominal amount the federal taxes to which they may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

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The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. A Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. Each Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Funds from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Capital gain distributions consisting of the Funds’ net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in such Funds.

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In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agents) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Funds by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

The Funds (or their administrative agents) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Funds are also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Funds will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Tax Treatment of Complex Securities. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect a Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs”, the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF”, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

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If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Backup Withholding. A Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends they pay, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

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A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down.

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In addition, the Adviser may place a combined order for two or more accounts it manages, including the Funds, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

Fund	Aggregate Dollar Amount of Brokerage Commissions Paid
	2015	2016	2017
LSV Value Equity Fund	$109,291	$158,077	$148,544
LSV Conservative Value Equity Fund	$4,453	$4,397	$7,433
LSV Small Cap Value Fund	$31,584	$58,889	$82,165
LSV U.S. Managed Volatility Fund	$4,375	$4,833	$7,095
LSV Global Managed Volatility Fund	$724	$1,339	$2,304
LSV Global Value Fund	$356	$468	$639

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

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In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2017, the Funds did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser.

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds did not pay brokerage commissions to affiliated brokers.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Funds held during their most recent fiscal year. During the fiscal year ended October 31, 2017, the Funds held the following securities of their “regular brokers and dealers”:

Fund	Name of Issuer	Type of Security	Dollar Amount at Fiscal Year End (000)
LSV Value Equity Fund	Morgan Stanley	Debt	$13,064
LSV Conservative Value Equity Fund	Morgan Stanley	Debt	$1,363
LSV Small Cap Value Fund	Morgan Stanley	Debt	$3,213
LSV U.S. Managed Volatility Fund	Morgan Stanley	Debt	$2,206
LSV Global Managed Volatility Fund	Morgan Stanley	Debt	$162
LSV Global Value Fund	Morgan Stanley	Debt	$50

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

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For the fiscal years ended October 31, 2016 and 2017, the portfolio turnover rates for each Fund were as follows:

Fund	Portfolio Turnover Rates
	2016	2017
LSV Value Equity Fund	15%	15%
LSV Conservative Value Equity Fund	17%	19%
LSV Small Cap Value Fund	23%	23%
LSV U.S. Managed Volatility Fund	12%	19%
LSV Global Managed Volatility Fund	35%	43%
LSV Global Value Fund	23%	15%

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of the Funds’ portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of each of the Fund’s shareholders, and include procedures to address conflicts between the interests of each Fund’s shareholders and those of the Funds’ Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or the principal underwriter. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser’s Chief Compliance Officer, either directly or through reports by the Trust’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s net asset value (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to the Fund’s shareholders. Each Fund’s complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund’s complete schedule of investments following the second and fourth fiscal quarters, will be available in shareholder reports filed with the SEC on Form N-CSR.

Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to each Fund’s shareholders but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-888-FUND-LSV.

The Adviser’s website, at www.lsvasset.com, also provides information about the Funds’ complete portfolio holdings, including some or all of the following: security description, ticker, security identification number, price per share, par value, and interest rate updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and December 31). This information on the website is provided within 15 business days at the end of each calendar quarter. The information on the Adviser’s website is publicly available to all categories of persons. The Adviser may exclude any portion of a Fund’s portfolio holdings from publication when deemed in the best interest of the Fund.

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In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer Agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics.

The Funds’ policies and procedures provide that the Adviser’s Chief Compliance Officer may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser’s Chief Compliance Officer must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds’ shareholders and that conflicts between the interests of the Funds’ shareholders and those of the Funds’ Adviser, principal underwriter, or any affiliated person of the Funds are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals.

The Adviser currently has arrangements to provide non-public portfolio holdings information to Marco Consulting Group. The Adviser reports the complete portfolio (including security name, ticker, CUSIP, number of shares, current market value and percentage of portfolio), as well as percentage weightings for the top ten holdings, on a monthly basis, with a three-day lag. The portfolio holdings are used to create 1) a quarterly profile to educate clients and 2) to conduct quarterly due diligence on the Funds. This information is considered confidential and will not be distributed to the public. The Funds believe these disclosures serve a legitimate business purpose. The Trust’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipients of the Funds’ portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds’ shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

S-54

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds’ complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-888-FUND-LSV and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by a Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of any class of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the persons listed below in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

S-55

LSV Value Equity Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC REINVEST ACCOUNT 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Institutional Class Shares	26.67%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ, 07310-1995	Institutional Class Shares	21.13%
FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC (FLLOC) 100 MAGELLAN WAY KW1C COVINGTON, KY 41015-1999	Institutional Class Shares	5.36%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTEMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Investor Class Shares	97.37%

LSV Conservative Value Equity Fund
Name and Address	Class of Shares	% of Class
PRUDENTIAL BANK & TRUST 80 LIVINGSTON AVE ROSELAND, NJ 07068-1753	Institutional Class Shares	86.11%
WELLS FARGO BANK NA FBO APTAR GROUP INC 23799900 PO BOX 1533 MINNEAPOLIS, MN 55480-1533	Institutional Class Shares	9.40%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Investor Class Shares	86.71%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	Investor Class Shares	8.06%
KEVIN THOMAS PHELAN SUBJECT TO DST TOD RULES 336 E 1ST ST HINSDALE, IL 60521-4205	Investor Class Shares	5.09%

S-56

LSV Small Cap Value Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Institutional Class Shares	45.03%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTEMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Institutional Class Shares	21.88%
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE, WI 53212-3958	Institutional Class Shares	9.00%
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF UBS FINANCIAL SERVICES INC ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN, NJ 07086-676	Institutional Class Shares	5.92%
VANTAGETRUST - NAV C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE WASHINGTON, DC 20002-4239	Investor Class Shares	35.43%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTEMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Investor Class Shares	30.56%
VANTAGETRUST - UNITIZED C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE WASHINGTON, DC 20002-4239	Investor Class Shares	28.13%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Investor Class Shares	5.47%

S-57

LSV U.S. Managed Volatility Fund
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTEMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Institutional Class Shares	31.31%
AMALGAMATED BANK OF CHICAGO FBO CONSTRUCTION WORKERS PENSION TRUST FUND-LAKE COUNTY & VICINITY 30 N LA SALLE ST ATTN TRUST OPERATIONS 38TH FL CHICAGO, IL 60602-2590	Institutional Class Shares	27.11%
BANK OF AMERICA CUSTODIAN FBO MFO 1285071 PO BOX 843869 DALLAS, TX 75284-1575	Institutional Class Shares	12.15%
WELLS FARGO BANK NA FBO BERKSHIRE HEALTH-LSV 25824111 PO BOX 1533 MINNEAPOLIS, MN 55480-1533	Institutional Class Shares	10.88%
MAC & CO A/C FI8F1012002 ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15219-2502	Institutional Class Shares	5.27%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTEMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Investor Class Shares	99.16%

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LSV Global Managed Volatility Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Institutional Class Shares	44.90%
IBJ INVESTMENTS LLC 1943 N BURLING ST CHICAGO, IL 60614-5123	Institutional Class Shares	22.62%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTEMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Institutional Class Shares	16.76%
MENNO VERMEULEN TR U/A 12/30/2008 MENNO VERMEULEN 2008 GRANTOR RETAINED ANNUITY TRUST 397 S KENILWORTH AVE ELMHURST, IL 60126-3926	Institutional Class Shares	7.54%
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	Institutional Class Shares	6.69%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTEMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Investor Class Shares	72.38%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Investor Class Shares	11.33%
LESLIE M KONDZIELA TR U/A 10/20/2007 LESLIE KONDZIELA REVOCABLE TRUST 1421 W ROSCOE ST APT 3E CHICAGO, IL 60657-7379	Investor Class Shares	8.05%

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LSV Global Value Fund
Name and Address	Class of Shares	% of Class
IBJ INVESTMENTS LLC 1943 N BURLING ST CHICAGO, IL 60614-5123	Institutional Class Shares	40.52%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Institutional Class Shares	29.71%
MENNO VERMEULEN TR U/A 12/30/2008 MENNO VERMEULEN 2008 GRANTOR RETAINED ANNUITY TRUST 397 S KENILWORTH AVE ELMHURST, IL 60126-3926	Institutional Class Shares	13.51%
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	Institutional Class Shares	12.14%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Investor Class Shares	62.64%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTEMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Investor Class Shares	34.66%

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

A-2

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

A-3

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-4

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

A-5

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

A-6

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-7

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

LSV ASSET MANAGEMENT

PROXY VOTING PROCEDURES

LSV's standard investment management agreement expressly authorizes LSV to vote proxies on behalf of the client's account. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV's responsibility to vote proxies relating to securities held for the client's account.

ERISA Clients

With respect to ERISA plan clients, unless proxy voting responsibility has been expressly reserved, LSV, as the investment adviser for the account, must, subject to this policy, seek to vote all proxies relating to securities held for the plan's account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials. Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client's investment. Proxy voting decisions must be made solely in the best interests of the client's account. In voting proxies, LSV is required to consider those factors that may affect the value of the client's investment and may not subordinate the interests of the client to unrelated objectives.

General Policies

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV has engaged an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

LSV's quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. ("GLC"). GLC implements LSV's proxy voting process, provides assistance in developing guidelines and provides analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring GLC to seek to ensure that proxies are appropriately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed. In certain circumstances, clients are permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV's use of GLC is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV's interest and that of its clients, LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote made was in the client's best interest.

LSV may be unable or may choose not to vote proxies in certain situations. For example, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be "blocked" or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person.

Clients may receive a copy of this proxy voting policy and LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

B-1

Recordkeeping.

LSV will retain:

(i)	Copies of its proxy voting policies and procedures.
(ii)	A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
(iii)	A record of each vote cast on behalf of a client (maintained by the proxy voting service).
(iv)	A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).
(v)	A copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account.
(vi)	LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

The above listed information is intended to, among other things, enable clients to review LSV's proxy voting procedures and actions taken in individual proxy voting situations.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV's principal office.

Consideration of Environmental, Social and Governance Factors

LSV became a signatory to the Principles for Responsible Investment (PRI) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance ("ESG") factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles.

For clients where LSV has proxy voting authority, certain ESG factors are built into our standard proxy voting guidelines. For example, GLC views the identification, mitigation and management of environmental and social risks as integral components when evaluating a company’s overall risk exposure. In cases where the board or management has failed to sufficiently identify and manage a material environmental or social risk that did or could negatively impact shareholder value, GLC will recommend shareholders vote against directors responsible for risk oversight in consideration of the nature of the risk and the potential effect on shareholder value. In addition, GLC generally recommends supporting shareholder proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In evaluating shareholder resolutions regarding environmental and social issues, GLC examines: (1) direct environmental and social risk, (2) risk due to legislation and regulation, (3) legal and reputational risk, and (4) governance risk. Finally, through GLC, LSV is able to offer additional guidelines that provide another level of analysis for clients seeking to vote consistent with widely-accepted enhanced ESG practices. These ESG-specific guidelines are available to clients with a focus on disclosing and mitigating company risk with regard to ESG issues.

 B-2

The Advisors’ Inner Circle Fund

McKee International Equity Portfolio

Institutional Class Shares Prospectus

March 1, 2018

Ticker Symbol: MKIEX

Investment Adviser:

C.S. McKee, L.P.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

-i-

Mckee international equity portfolio	1
Investment Objective	1
Fund Fees and Expenses	1
Principal Investment Strategy	2
Principal Risks	2
Performance Information	4
Investment Adviser	5
Portfolio Managers	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
investing with the fund	6
buying shares	6
redeeming shares	8
transaction policies	9
account policies	12
other investment practices and strategies	17
INFORMATION ABOUT PORTFOLIO HOLDINGS	17
investment management	18
payments to financial intermediaries	19
additional information	20
FINANCIAL HIGHLIGHTS	21
How To Obtain More Information About the Fund	Back Cover

-ii-

McKee International Equity Portfolio

Investment Objective

The McKee International Equity Portfolio (the “Fund”) seeks a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if redeemed within six months of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.00%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

1

Principal Investment Strategy

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located in at least three countries other than the United States. This investment strategy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

C.S. McKee, L.P.’s (the “Adviser”) stock selection process begins by screening a broad universe of companies, located in both developed and emerging markets, to identify potentially undervalued securities with improving fundamentals. Such quantitative screens include price to book value ratios and price/earnings to growth ratios. Stocks in the top 30% of each economic sector (a group of industries used to categorize and divide securities) as determined by the above screens will form the Adviser’s focus list. The Adviser looks for companies with strong balance sheets, competent management and comparative business advantages with respect to costs, products and geographical location. Using fundamental security analysis, company management interviews and an assessment of the opinions of street analysts and consultants, the Adviser selects a portfolio of stocks from the focus list with the best combination of value and technical indicators. A stock is generally sold when it falls in the bottom 30% of each economic sector as determined by the above screens.

The Fund is non-diversified and may hold a relatively small number of issues in its portfolio. The Fund will attempt to minimize risk through investment in a range of countries and economic sectors. The Adviser will deliberately allocate the assets of the Fund to most major markets and industries within the MSCI EAFE Index. However, the Fund may buy stocks that are not included in countries and industries comprising the MSCI EAFE Index. The Fund may invest up to 10% of its assets in emerging market securities. Based on this strategy, the Fund will generally hold between 40–60 stocks selected from at least 10 countries.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement the Fund’s investment strategy properly. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”), which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. While ADRs and EDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and EDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

2

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. Differences in tax and accounting standards and difficulties in obtaining information about foreign governments or foreign companies may impair investment decisions. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of the Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the Adviser’s assessment of the company is inaccurate, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the Fund’s share price may suffer. Value-oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

3

Because the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund, which may cause the value of the Fund’s shares to be more sensitive to changes in the market value of a single issuer than a diversified mutual fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year for the past 10 years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-866-625-3346.

Total Returns by Calendar Year

2008	(41.20)%
2009	39.65%
2010	7.54%
2011	(15.36)%
2012	19.81%
2013	17.85%
2014	(6.25)%
2015	(1.69)%
2016	3.32%
2017	26.24%

BEST QUARTER	WORST QUARTER
30.17%	(22.22)%
(06/30/2009)	(09/30/2011)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	1 Year	5 Years	10 Years
Fund Returns Before Taxes	26.24%	7.22%	2.41%
Fund Returns After Taxes on Distributions	25.55%	6.75%	2.14%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	15.67%	5.95%	2.15%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	25.03%	7.90%	1.94%

4

Investment Adviser

C.S. McKee, L.P.

Portfolio Managers

Gregory M. Melvin, Executive Vice President and Chief Investment Officer, has managed the Fund since 2000.

Michael J. Donnelly, Vice President of Equities and Portfolio Manager, has managed the Fund since 2013.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time you must invest at least $2,500 ($500 for IRAs and $250 for spousal IRAs). Subsequent investments in the Fund must be at least $100. The Fund reserves the right to waive these minimum investment amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail or telephone at 1-866-625-3346.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

investing with the fund

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

buying shares

Institutional Class Shares are for individual and institutional investors. All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number and the Fund name.

Regular Mail Address McKee International Equity Portfolio P.O. Box 219009 Kansas City, MO 64121-9009
Express Mail Address McKee International Equity Portfolio c/o DST Systems, Inc. 430 West 7th Street Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

6

By Wire

To open an account by wire, call 1-866-625-3346 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name and your account number).

Wiring Instructions

UMB Bank, N.A.
ABA#: 101000695
The McKee International Equity Portfolio
DDA Acct. # 9871063178
Ref: account number/account name

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. Purchases can be made monthly, quarterly, semi-annually, or annually in amounts of at least $100 to meet the minimum investment amount. To cancel or change a plan, write to the Fund at: McKee International Equity Portfolio, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: McKee International Equity Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for an IRA and $250 for spousal IRAs). Subsequent investments in the Fund must be at least $100. The Fund reserves the right to waive the minimum investment amounts in its sole discretion.

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

Fund Codes

The Fund’s reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily net asset value per share (“NAV”) or obtain additional information.

Ticker Symbol	CUSIP	Fund Code
MKIEX	00758M188	1230

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redeeming shares

Payment of Redemption Proceeds

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.). The Fund, however, may take up to seven days to pay redemption proceeds.

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-625-3346 for more information.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

By Mail

You may contact the Fund directly by mail at: McKee International Equity Portfolio, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: McKee International Equity Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Fund signed by all registered parties on the account specifying:

•	The Fund name;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

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All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain shareholders may need to include additional documents or provide a signature guarantee to redeem shares.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-866-625-3346 to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank by either Federal Reserve wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

transaction policies

Calculating Your Share Price

You may buy or sell shares of the Fund on any Business Day at a price equal to the Fund’s NAV next computed after it, or an authorized institution (as defined below), receives and accepts your order in proper form. The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your order in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early – as in the case of scheduled half-day trading or unscheduled suspensions of trading – the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days.

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

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With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

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If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Fund charges a 1.00% redemption fee on redemptions of shares that have been held for less than 6 months. The redemption fee is deducted from the Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s.

The Fund reserves the right to reduce all or a portion of the redemption fee in its discretion when it believes such reduction is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Rights Reserved by the Fund

Purchases

At any time and without notice, the Fund may:

•	Stop offering shares;
•	Reject any purchase order; or
•	Bar an investor engaged in a pattern of excessive trading from buying shares. Excessive trading can hurt performance by disrupting management and increasing expenses. The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor’s historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor’s account involved in each transaction. For more information about the Fund’s policies on excessive trading, see “Excessive Trading Policies and Procedures.”

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Redemptions

At any time and without notice, the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the Fund’s Statement of Additional Information (the “SAI”).

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in-kind to discourage short term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

account policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares if the price of the Fund’s foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information about how the Fund uses fair value pricing, see “Calculating Your Share Price.”

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The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than two (2) “round trips” into or out of the Fund per month. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.
•	The Fund assesses a redemption fee of 1.00% on redemptions by shareholders of Fund shares held for less than six months (subject to certain exceptions as discussed in “Redemption Fee”).
•	The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

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Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

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Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-866-625-3346.

Small Accounts

The Fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

•	To retirement accounts and certain other accounts; or
•	When the value of your account falls because of market fluctuations and not your redemptions.

The Fund will provide you at least 30 days’ written notice to allow you time to add to your account and avoid the sale of your shares. If your shares are redeemed for this reason within six months of their purchase, the redemption fee will not be applied.

Dividends and Distributions

Normally, the Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund.

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The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors. Call 1-866-625-3346 to find out when the Fund expects to make distributions to shareholders.

Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders should also carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

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Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

OTHER INVESTMENT PRACTICES AND STRATEGIES

The Fund’s investment objective is to seek a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers. The Fund may change its investment objective without shareholder approval.

In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning these and any of the Fund’s other investment practices and their risks, please read the SAI.

Derivatives

The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called “hedging”), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Short-Term Investing

The investments and strategies described in this prospectus are those that the Fund uses under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund’s principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund’s investment objective will subject it to a significant risk of loss. The Fund has a policy requiring it to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in particular types of securities as described in the Fund’s principal investment strategy, and will not change this policy without 60 days’ prior written notice to shareholders. In addition to the temporary defensive measures discussed above, the Fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as if the Fund experiences unusually large cash inflows or redemptions. When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund’s investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund’s assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/mckee. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund’s portfolio holdings from such publication when deemed to be in the best interest of the Fund. Please consult the SAI for a full description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

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INVESTMENT MANAGEMENT

Investment Adviser

C.S. McKee, L.P., a Pennsylvania limited partnership located at One Gateway Center, Pittsburgh, Pennsylvania 15222, serves as the Fund’s investment adviser. As of December 31, 2017, the Adviser had approximately $10.0 billion in assets under management.

The Adviser was formed by certain officers of the Fund’s former adviser, C.S. McKee & Co., Inc. (the “Former Adviser”) to purchase the Former Adviser’s investment advisory business. The Adviser continued the business of the Former Adviser and the Adviser’s acquisition of the Former Adviser did not result in any change in the actual investment management services, administrative functions, supervisory responsibilities or fee arrangements for the Fund. The persons responsible for the day-to-day management of the Fund remained the same. The Former Adviser was an affiliate of Old Mutual (US) Holdings Inc. (formerly, United Asset Management Corporation), but the Adviser is not affiliated with Old Mutual (US) Holdings Inc. The Adviser and the Former Adviser have provided investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals since 1972.

The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to the oversight of the Board. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% based on the average daily net assets of the Fund.

For the fiscal year ended October 31, 2017, the Adviser received advisory fees in the amount of 0.70% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be found in the Fund’s Semi-Annual Report dated April 30, 2018, which will cover the period from November 1, 2017 to April 30, 2018.

Portfolio Managers

Gregory M. Melvin and Michael J. Donnelly are jointly and primarily responsible for the day-to-day management of the Fund.

Mr. Melvin is the Adviser’s Executive Vice President and Chief Investment Officer. He joined the Former Adviser as its Director of Equities in 2000. He also currently owns and serves as President, and previously served as Chief Investment Officer, of Dartmouth Capital. Prior to working at Dartmouth Capital, he spent 15 years at Federated Investors as a Senior Portfolio Manager.

Mr. Donnelly, the Adviser’s Vice President of Equities and portfolio manager of the Fund, is responsible for the Fund’s equity investments. He joined the Adviser in 2013. Before joining the Adviser, he was President of Blue Devil Capital, an investment adviser specializing in long/short Emerging Market equity investments. Prior to that, Mr. Donnelly spent 10 years at American Century, where he served as Vice President as well as Senior Equity Portfolio Manager. He was based in New York and led the team that managed $1 billion of Emerging Market long-only mutual fund investments. Prior to American Century, he was an analyst and Portfolio Manager at Federated Investors at their offices in Pittsburgh and New York where he managed Federated’s first global equity portfolio. Mr. Donnelly is a graduate of J.L. Kellogg Graduate School of Management at Northwestern University and holds a bachelor’s degree from Yale University.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Payments by the Fund

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

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In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

20

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund’s financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information provided below has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-625-3346.

21

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year
Years Ended October 31,	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$11.83	$12.11	$13.10	$13.43	$11.18
Income (Loss) from Investment Operations:
Net Investment Income*	0.22	0.22	0.21	0.40	0.22
Net Realized and Unrealized Gain (Loss)	2.49	(0.25)	(0.56)	(0.52)	2.23
Total from Investment Operations	2.71	(0.03)	(0.35)	(0.12)	2.45
Redemption Fees	—	— **	—	— **	— **
Dividends and Distributions:
Net Investment Income	(0.19)	(0.21)	(0.49)	(0.21)	(0.20)
Capital Gains	(0.49)	(0.04)	(0.15)	—	—
Total Dividends and Distributions	(0.68)	(0.25)	(0.64)	(0.21)	(0.20)
Net Asset Value, End of Year	$13.86	$11.83	$12.11	$13.10	$13.43
Total Return†	24.26%	(0.15)%	(2.77)%	(0.93)%	22.20%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$194,816	$153,678	$173,085	$187,025	$241,662
Ratio of Expenses to Average Net Assets(1)	1.00%	1.01%	0.99%	0.97%	0.98%
Ratio of Net Investment Income to Average Net Assets	1.76%	1.94%	1.67%	2.96%	1.80%
Portfolio Turnover Rate	5%	7%	8%	13%	11%

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Per share calculations were performed using average shares for the period.
**	Amount represents less than $0.01 per share.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

22

The Advisors’ Inner Circle Fund
McKee International Equity Portfolio

Investors who are interested in receiving more information about the Fund should read the Fund’s Annual and Semi-Annual Reports and the Fund’s Statement of Additional Information dated March 1, 2018, as it may be amended from time to time (the “SAI”). The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year. The SAI contains additional detailed information about The Advisors’ Inner Circle Fund and the Fund and is incorporated by reference into (is legally part of) this prospectus.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-866-625-3346

By Mail:	McKee International Equity Portfolio P.O. Box 219009 Kansas City, MO 64121

By Internet:	www.csmckee.com

From the SEC: You can review and copy information about the Fund (including the SAI and the Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at: http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

The Trust’s Investment Company Act of 1940 file number is 811-06400.

CSM-PS-001-1700

STATEMENT OF ADDITIONAL INFORMATION

MCKEE INTERNATIONAL EQUITY PORTFOLIO

(Ticker Symbol: MKIEX)

a series of THE ADVISORS’ INNER CIRCLE FUND

March 1, 2018

Investment Adviser:

C.S. McKee L.P.

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the McKee International Equity Portfolio (the “Fund”). This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectus dated March 1, 2018, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Fund, which includes the Fund’s audited financial statements dated October 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or Annual Report free of charge by writing to the Fund at P.O. Box 219009, Kansas City, MO 64121-9009 or by calling the Fund at 1-866-625-3346.

THE TRUST	S-1
DESCRIPTION OF PERMITTED INVESTMENTS	S-2
INVESTMENT POLICIES OF THE FUND	S-34
INVESTMENT ADVISORY AND OTHER SERVICES	S-36
PORTFOLIO MANAGERS	S-37
THE ADMINISTRATOR	S-38
THE DISTRIBUTOR	S-39
PAYMENTS TO FINANCIAL INTERMEDIARIES	S-39
TRANSFER AGENT	S-40
CUSTODIAN	S-40
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-40
LEGAL COUNSEL	S-41
SECURITIES LENDING	S-41
TRUSTEES AND OFFICERS OF THE TRUST	S-41
PURCHASING AND REDEEMING SHARES	S-54
DETERMINATION OF NET ASSET VALUE	S-54
TAXES	S-56
BROKERAGE ALLOCATION AND OTHER PRACTICES	S-63
PORTFOLIO HOLDINGS	S-66
DESCRIPTION OF SHARES	S-67
SHAREHOLDER LIABILITY	S-68
LIMITATION OF TRUSTEES’ LIABILITY	S-68
PROXY VOTING	S-68
CODES OF ETHICS	S-68
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	S-69
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

March 1, 2018

CSM-SX-001-1700

i

THE TRUST

General. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate SAIs. The Trust is authorized to offer shares of the Fund in Institutional Class Shares. The Trust reserves the right to create and issue additional classes of shares.

History of the Fund. The McKee International Equity Portfolio is the successor to the UAM Funds, Inc. McKee International Equity Portfolio (the “Predecessor Fund”). The Predecessor Fund was managed by C.S. McKee L.P. (“McKee” or the “Adviser”) using the same investment objective, strategies, policies and restrictions as those of the Fund. The Predecessor Fund’s date of inception was May 26, 1994. The Predecessor Fund dissolved and reorganized into the McKee International Equity Portfolio on June 24, 2002. All of the assets and liabilities of the Predecessor Fund were transferred to its successor in connection with the Fund’s commencement of operations on June 24, 2002.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Trustees” or the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

S-1

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below. The following information supplements, and should be read in conjunction with, the Prospectus.

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

U.S. Government Securities – The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

S-2

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15% instead of the previous 10%, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

Corporate Bonds – Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities – Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

S-3

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Ginnie Mae – Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by Ginnie Mae are treasury securities, which means the full faith and credit of the U.S. government backs them. Ginnie Mae guarantees the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages. Ginnie Mae does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund’s shares. To buy Ginnie Mae securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Fannie Mae – Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. Fannie Mae is regulated by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by Fannie Mae are agency securities, which means Fannie Mae, but not the U.S. government, guarantees their timely payment of principal and interest.

Freddie Mac – Freddie Mac is a stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers – Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities – Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are:

•	payments of interest and principal are more frequent (usually monthly); and
•	falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate.

In addition to the risks associated with changes in interest rates described in “Factors Affecting the Value of Debt Securities,” a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

S-4

Other Asset-Backed Securities – These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Short-Term Investments – To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations – The Fund will only invest in a security issued by a commercial bank if the bank:

•	has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and
•	is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

S-5

Time Deposits – Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit – Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptance – A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper – Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P. See “Appendix A – Description of Ratings” for a description of commercial paper ratings.

Yankee Bonds – Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See “Foreign Securities.”

Zero Coupon Bonds – These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities, such as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

S-6

Terms to Understand:

Maturity – Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration – Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities – The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and the coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

•	Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

S-7

•	Prepayment Risk

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

•	Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

•	Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates than those available from comparable treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” Since an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (“junk bonds”) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

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Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Fund currently uses ratings compiled by Moody’s, S&P and Fitch Inc. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section “Appendix A – Description of Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security’s rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Fund may also invest in derivatives with the goal of protecting itself from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Fund’s investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the U.S. Securities and Exchange Commission (the “SEC”) and its staff. The Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivatives instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund’s coverage requirements.

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Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Fund’s investment strategies and may adversely affect the Fund’s performance.

Types of Derivatives:

Futures – A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value (“NAV”), each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

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The Fund may incur commission expenses when it opens or closes a futures position.

Options – An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

•	Purchasing Put and Call Options

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	Allowing it to expire and losing its entire premium;
•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

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•	Closing it out in the secondary market at its current price.
•	Selling (Writing) Put and Call Options

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted to write only “covered” options. At the time of selling a call option, the Fund may cover the option by owning, among other things:

•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
•	A call option on the same security or index with the same or lesser exercise price;
•	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;
•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
•	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the option by, among other things:

•	Entering into a short position in the underlying security;

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•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
•	Maintaining the entire exercise price in liquid securities.
•	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

•	Options on Credit Default Swaps

An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

•	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

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The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

•	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Fund may use foreign currency options given the same circumstances under which it could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which the Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

•	Combined Positions

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts – A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);
•	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

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•	Do not require an initial margin deposit; and
•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.
•	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

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Equity-Linked Securities – The Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Swap Agreements – A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

•	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

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•	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

•	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

•	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

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•	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

•	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by the Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

•	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices – The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

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Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
•	a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and
•	differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity – Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
•	have to purchase or sell the instrument underlying the contract;
•	not be able to hedge its investments; and/or
•	not be able to realize profits or limit its losses.

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Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;
•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
•	the facilities of the exchange may not be adequate to handle current trading volume;
•	equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or
•	investors may lose interest in a particular derivative or category of derivatives.

Management Risk – Successful use of derivatives by the Fund is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk – At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin – Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage – The Fund’s use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;
•	fiscal and monetary policies; and

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•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation – The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Fund’s use of derivatives, and adversely impact the Fund’s ability to achieve its investment objective. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Equity Securities

Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

Common Stocks – Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks – Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities – Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

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Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one-month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Rights and Warrants – A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

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An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities:

General Risks of Investing in Stocks – While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
•	Factors affecting an entire industry, such as increases in production costs; and
•	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Companies – Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Technology Companies – Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

Initial Public Offerings (“IPOs”) – The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. The Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

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The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

Types of Foreign Securities:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways:

•	The Fund can invest directly in foreign securities denominated in a foreign currency;
•	The Fund can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and
•	The Fund can invest in investment funds.

American Depositary Receipts (“ADRs”) – ADRs as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all of the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

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Emerging Markets – An “emerging market country” is generally a country that the International Bank for Reconstruction and Development (“World Bank”) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNPs”) than more developed countries.

Investment Funds – Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors – Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

•	The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

•	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

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•	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

•	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

•	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

Information and Supervision – There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

Stock Exchange and Market Risk – The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

•	Are generally more volatile than, and not as developed or efficient as, those in the United States;
•	Have substantially less volume;
•	Trade securities that tend to be less liquid and experience rapid and erratic price movements;
•	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

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•	Employ trading, settlement and custodial practices less developed than those in U.S. markets; and
•	May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

•	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.
•	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.
•	In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.
•	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.
•	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.
•	Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk – While the Fund denominates its NAV in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

•	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;
•	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;
•	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
•	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;
•	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and
•	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

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Taxes – Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

Emerging Markets – Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•	Have relatively unstable governments;
•	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;
•	Offer less protection of property rights than more developed countries; and
•	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Exchange-Traded Funds (“ETFs”)

The Fund may invest in exchange-traded funds. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF’s expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF’s value being more volatile than the underlying securities or other investments.

Investment Company Shares

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

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For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR exchange-traded funds (collectively, the “ETFs”) and procedures approved by the Board, the Fund may invest in the ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Non-Diversification

The Fund is non-diversified, as that term is defined in the 1940 Act, which means that a relatively high percentage of assets of the Fund may be invested in the securities of a limited number of issuers. Although the Adviser does not intend to invest more than 5% of the Fund’s assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), which in part requires that the Fund be diversified (i.e., will not invest more than 5% of its assets in the securities in any one issuer) with respect to 50% of its assets.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

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Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Restricted and Illiquid Securities

While the Fund does not anticipate doing so, it may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of the Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund’s books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser’s liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.

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Securities Lending

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

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Short Sales

Description of Short Sales:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

•	Take advantage of an anticipated decline in prices.
•	Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box – In addition, the Fund may engage in short sales “against the box.” In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

Restrictions on Short Sales:

The Fund will not short sell a security if:

•	After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.
•	The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund’s net assets.

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•	Any security sold short would constitute more than two percent (2%) of any class of the issuer’s securities.

Whenever the Fund sells a security short, the Fund segregates an amount of cash or liquid securities equal to the difference between (a) the current market value of the securities sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the current market value of the securities.

When-Issued, Delayed-Delivery and Forward-Delivery Transactions

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward-delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Special Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

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INVESTMENT POLICIES OF THE FUND

Fundamental Policies

The following investment policies are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

The Fund will not:

•	Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply when the Fund is classified as a non-diversified series of an open-end investment company under the 1940 Act.

•	Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Prospectus and SAI as they may be amended from time to time.

•	Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

•	Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

•	Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

•	Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

•	Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

•	Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

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Non-Fundamental Policies

In addition to the investment objective of the Fund, the following investment limitations are non-fundamental and may be changed by the Board without shareholder approval.

The Fund may:

•	Not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

•	Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

•	Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

•	Invest in the securities of foreign issuers.

•	Purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

•	Hold illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

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•	Write covered call options and may buy and sell put and call options.

•	Enter into repurchase agreements.

•	Lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

•	Sell securities short and engage in short sales “against the box.”

•	Enter into swap transactions.

Further, the Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located in at least three countries other than the U.S. without 60 days’ prior written notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser. C.S. McKee L.P., a Pennsylvania limited partnership located at One Gateway Center, Pittsburgh, Pennsylvania 15222, serves as the Fund’s investment adviser. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis. As of December 31, 2017, the Adviser had approximately $10.0 billion in assets under management. The Adviser was formed by certain officers of the Fund’s former adviser, C.S. McKee & Co., Inc. (the “Former Adviser”) who purchased the Former Adviser’s investment advisory business on January 10, 2002. The Former Adviser was an affiliate of Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation). The Adviser is not affiliated with Old Mutual (US) Holdings Inc.

Despite this transaction, there were no changes in the actual investment management services, administrative functions, supervisory responsibilities or fee arrangements for the Fund. In addition, the persons responsible for the day to day management of the Fund did not change and the Adviser continues the business of the Former Adviser. The Adviser and the Former Adviser have provided investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals since 1972.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement dated June 24, 2002, as amended (the “Advisory Agreement”) with respect to the Fund. Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Adviser, or, by the Adviser, on 90 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

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Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund. For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the Adviser the following advisory fees:

Advisory Fees Paid
2015	2016	2017
$1,273,987	$1,153,263	$1,199,436

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Adviser compensates the Fund’s portfolio managers, Gregory M. Melvin and Michael J. Donnelly, for their management of the Fund. The portfolio managers’ overall compensation is designed to be competitive with similar investment advisers and to compensate the portfolio managers for their contributions to the Adviser and its investment products. The portfolio managers’ compensation consists of a salary, retirement plan, equity ownership in the Adviser, profit participation and a discretionary bonus. The discretionary bonus is based in part on the Fund’s one- and three-year pre-tax performance measured against the MSCI EAFE Index and the Adviser’s assets under management, as well as other factors, including the portfolio managers’ investment ideas, leadership, and overall contributions to the investment team.

Mr. Melvin also receives compensation in his role as owner and President of Dartmouth Capital Advisors, Inc. For his services in the investment management of approximately 45 accounts, Mr. Melvin receives a management fee that is based upon a percentage of assets under management. Dartmouth Capital Advisors, Inc. is not affiliated with the Fund or the Adviser, and the compensation Mr. Melvin receives from Dartmouth Capital Advisors, Inc. does not affect the Fund or the Adviser in any way. There is no overlap between the accounts at Dartmouth Capital Advisors, Inc. and the Fund, and Mr. Melvin’s management of Dartmouth Capital Advisors, Inc. accounts does not present a conflict with his management of the Fund.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares[1]
Gregory M. Melvin	$500,001 - $1,000,000
Michael J. Donnelly	$50,001 - $100,000
1	Valuation date is October 31, 2017.

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Other Accounts. In addition to the Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of October 31, 2017.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Gregory M. Melvin	2	$284.41	2	$46.05	375	$10,081.28
Michael J. Donnelly	2	$284.41	2	$46.05	337	$9,597.57

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, it is also possible that a potential conflict of interest may arise because the portfolio managers manage an account with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

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Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums. For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following amounts for these services:

Administration Fees Paid
2015	2016	2017
$218,400	$197,703	$205,619

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments, and an affiliate of the Administrator are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Payments by the Fund. The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

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The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

CUSTODIAN

MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104 (the “Custodian”), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by PricewaterhouseCoopers LLP, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in accounting and auditing.

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LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

eSecLending serves as the Fund’s securities lending agent (“Securities Lending Agent”). The services provided to the Fund by the Securities Lending Agent include (i) entering into loans subject to guidelines or restrictions provided by the Fund; (ii) establishing and maintaining collateral accounts; (iii) monitoring daily the value of the loaned securities and collateral; (iv) seeking additional collateral as necessary from borrowers, and returning collateral to borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (vi) negotiating loan terms; (vii) selecting securities to be loaned subject to guidelines or restrictions provided by the Fund; (viii) recordkeeping and account servicing; (ix) monitoring dividend and proxy activity relating to loaned securities; and (x) arranging for return of loaned securities to the Fund at loan termination. Fees for all services provided to the Fund by the Securities Lending Agent are included in the revenue split.

The following table provides the income earned, and fees and/or compensation paid, by the Fund in connection with securities lending activities during the fiscal year ended October 31, 2017.

McKee International Equity Portfolio
Gross income from securities lending activities (including income from cash collateral reinvestment)	$67,604.37
Fees and/or compensation for securities lending activities and related services
Fees paid to Securities Lending Agent from a revenue split	$13,520.87
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	None
Administrative fees not included in the revenue split	None
Indemnification fees not included in the revenue split	None
Rebates (paid to borrowers)	$34,193.33
Other fees not included in the revenue split	None
Aggregate fees and/or compensation for securities lending activities	$47,714.20
Net income from securities lending activities	$19,890.17

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

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Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

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From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

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Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

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Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

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Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	None	None
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None
1	Valuation date is December 31, 2017.
2	The Fund is the only fund in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the Fund’s most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$111,968	N/A	N/A	$111,968 for service on one (1) board
Johnson	$111,968	N/A	N/A	$111,968 for service on one (1) board
Krikorian	$120,541	N/A	N/A	$120,541 for service on one (1) board
Speca	$111,968	N/A	N/A	$111,968 for service on one (1) board
Sullivan	$126,189	N/A	N/A	$126,189 for service on one (1) board
[1]	All funds in the Fund Complex are series of the Trust.

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Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. There is no stated term of office for officers of the Trust. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

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PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

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Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

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Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies (“RICs”), such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Qualification as a Regulated Investment Company. The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

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Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. The Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

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Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

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To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of its tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales or Redemptions. Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

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U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use a default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of the Fund’s shares may not be changed after the settlement date of each such sale of the Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

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Certain Foreign Currency Tax Issues. The Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

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Backup Withholding. The Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

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A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

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For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following aggregate brokerage commissions on Fund transactions:

Aggregate Dollar Amount of Brokerage Commissions Paid
2015	2016	2017
$98,661	$61,718	$67,205

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

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In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2017, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser:

Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
$30,477	$3,230,282

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal year ended October 31, 2017, the Fund did not hold any securities of its “regular brokers or dealers.”

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2016 and 2017, the portfolio turnover rates for the Fund were as follows:

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Portfolio Turnover Rates
2016	2017
7%	5%

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter, or any affiliated person of the Fund, its Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (“Adviser CCO”) to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund discloses a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s NAV (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and the Fund’s complete schedule of investments following the second and fourth fiscal quarters, is available in Shareholder Reports filed with the SEC on Form N-CSR.

Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-625-3346. In addition, the Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund’s investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund’s assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/mckee. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund’s portfolio holdings from publication when deemed to be in the best interest of the Fund.

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In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Fund’s policies and procedures provide that the Adviser’s CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser’s CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund’s shareholders and that to the extent conflicts between the interests of the Fund’s shareholders and those of the Fund’s Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Fund’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipients of the Fund’s portfolio holdings information.

The Adviser currently has an arrangement to provide Fund portfolio holdings information to a third party prior to the date on which portfolio holdings information is posted on the Internet. Under this arrangement, the Adviser provides portfolio holdings information with respect to the Fund as of the end of each month, no sooner than three days after the end of the month, to Pierce Park Group. The information provided to this third party, until made publicly available, is considered confidential and will not be distributed to the public nor traded upon. The Fund believes these disclosures serve a legitimate business purpose. No compensation is received by the Fund or the Adviser in connection with the disclosure of portfolio holdings information. The Fund’s Chief Compliance Officer will regularly review this arrangement and will make periodic reports to the Board regarding disclosure pursuant to this arrangement.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

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SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-866-625-3346; and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

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PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of the Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

Name and Address	% of Fund
SAXON & CO FBO WESTMORELAND COUNTY EMPLOYEES RETIREMENT FUND A/C 2010-002-1017501 PO BOX 7780 PHILADELPHIA, PA 19182-0001	32.70%
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	18.63%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	9.26%

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

A-1

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

A-3

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-4

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

A-5

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

A-6

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-7

APPENDIX B –PROXY VOTING POLICIES AND PROCEDURES

C.S. McKee, L.P.

Proxy Voting Policy

C.S. McKee will accept the authority to vote proxies on behalf of the client.

Objective

The objective of our proxy voting process is to maximize the long-term investment performance of our clients.

Policy

It is our policy to vote all proxy proposals in accordance with management recommendations except in instances where the effect of particular resolutions could adversely affect shareholder value. In such cases, it is C.S. McKee’s policy to vote against these proposals. Examples of proposals that could negatively impact shareholder interest include, but are not limited to the following:

1.       Anti-takeover amendments such as fair price provisions and staggered board provisions.

2.       Poison pill provisions designed to discourage another entity from seeking control.

3.       Greenmail attempts.

4.       Golden parachutes and related management entrenchment measures.

5.       Oversized stock option grants and strike price revisions.

It is McKee’s practice to generally not recall securities unless there is a specific issue that we feel warrants forfeiting the securities lending income. It is generally believed that in most cases the certainty of the securities lending income outweighs the potential, but unknown benefit, of the proxy vote.

Procedure

Our procedure for processing proxy ballots is as follows:

1.	Upon receipt, all proxy material will be forwarded to the Senior Vice

President of Equities for his/her review. Specifically, proxies will be reviewed for material conflicts of interest and in such cases will be addressed by the Compliance Department to ensure that resolutions are voted in the best interest of shareholders.

2.	The Administrative Assistant will vote the resolutions according to the instructions of the Senior Vice President of Equities. The vote will be reviewed and signed by the Chief Investment Officer or Senior Vice President of Equities.
3.	If any proposals are considered to have a potentially negative impact on investment performance, the Chief Investment Officer or Senior Vice President of Equities will review the particular resolutions thoroughly with the equity portfolio manager responsible for the investment.
4.	After this review, if the Chief Investment Officer or Senior Vice President of Equities determines that specific proposals could have a negative impact on investment performance, they will vote against those proposals.
5.	The Chief Investment Officer will review any exceptional provisions which are of significant investment interest with the Chief Executive Officer before voting on those issues.
6.	Copies of all proxy material, along with our voting record, will be maintained by the Investment Administrative Assistant and can be obtained by emailing info@csmckee.com.
7.	The Chief Investment Officer will review our proxy voting record with the Chief Executive Officer annually, or more often if necessary.

Authorization to Vote Proxies

•	The default will be for C.S. McKee to vote all proxies for securities that it currently owns that are received via mail or electronic proxy service. It is the client’s responsibility to make sure that proxies are forwarded to our attention.
•	Clients must notify C.S. McKee in writing if they do not want us to vote proxies. These notifications will be kept on file. If C.S. McKee is not authorized to vote proxies, the client will receive their proxy statements directly from their custodian.

Clients may direct C.S. McKee to vote any particular solicitation by contacting their relationship manager.

B-1

The Advisors’ Inner Circle Fund

The Rice Hall James Funds

Prospectus

March 1, 2018

Rice Hall James Small Cap Portfolio
Institutional Class Shares

Ticker Symbol: RHJMX

Rice Hall James Micro Cap Portfolio

Institutional Class Shares

Ticker Symbol: RHJSX

Rice Hall James SMID Cap Portfolio
Investor Class Shares

Ticker Symbol: RHJVX

Investment Adviser:

Rice Hall James & Associates, LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Rice Hall James Small Cap Portfolio Fund Summary	1
Investment Objective	1
Fund Fees and Expenses	1
Principal Investment Strategies	2
Principal Risks	3
Performance Information	4
Investment Adviser	5
Portfolio Managers	5
Rice Hall James Micro Cap Portfolio Fund Summary	6
Investment Objective	6
Fund Fees and Expenses	6
Principal Investment Strategies	7
Principal Risks	8
Performance Information	9
Investment Adviser	10
Portfolio Managers	10
Rice Hall James SMID Cap Portfolio Fund Summary	11
Investment Objective	11
Fund Fees and Expenses	11
Principal Investment Strategies	12
Principal Risks	13
Performance Information	14
Investment Adviser	15
Portfolio Managers	15
Summary Information about Purchasing and Selling Shares,
Taxes and Financial Intermediary Compensation	16
Investing With The Rice Hall James Funds	17
Buying Shares	17
Redeeming Shares	19
Exchanging Shares	21
Transaction Policies	21

-ii-

Account Policies	24
Federal Taxes	27
Other Investment Practices And Strategies	28
Information about Portfolio Holdings	29
Investment Management	30
Payments to Financial Intermediaries	31
Additional Information	33
Financial Highlights	34
Rice Hall James Small Cap Portfolio	35
Rice Hall James Micro Cap Portfolio	36
Rice Hall James SMID Cap Portfolio	37
How to Obtain More Information About The Rice Hall James Funds	Back Cover

-iii-

RICE HALL JAMES SMALL CAP PORTFOLIO

Investment Objective

The Rice Hall James Small Cap Portfolio (the “Fund” or the “Small Cap Portfolio”) seeks maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small market capitalization (small-cap) companies.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management Fees	0.80%
Other Expenses	0.86%
Total Annual Fund Operating Expenses	1.66%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.66)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.00%

1	Rice Hall James & Associates, LLC (the “Adviser” or “RHJ”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until February 28, 2019 (the “Expense Limitation”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Expense Limitation to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Expense Limitation (i) at the time of the fee reduction and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$459	$840	$1,910

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Equity securities are primarily common stock. The Fund focuses on U.S. companies with total market capitalizations (number of shares outstanding multiplied by share price) that at the time of initial purchase fall within the range of companies in the Russell 2000 Index at reconstitution each June. The Adviser believes that shares of small-cap companies exhibit greater pricing inefficiencies compared to larger-capitalization companies, which affords greater opportunity for excess returns. The Adviser attributes this inefficiency primarily to lower levels of analyst coverage in this area of the market.

In making investment decisions for the Fund, the Adviser uses a company-specific approach that focuses on identifying, through fundamental research, the stocks of growth companies that are valued attractively (i.e., undervalued or selling at a discount) relative to a price that would be justified according to the Adviser’s expectations regarding a company’s earnings growth. The Adviser relies on fundamental analysis in the effort to validate the opinion that a company’s current stock price undervalues, or does not reflect fully, that company’s earnings growth potential. The Adviser’s investment process seeks to identify companies whose stocks appear to be inaccurately priced by the market - specifically growth stocks that are undervalued due to market inefficiency. The Adviser seeks to capture price appreciation by investing in a company’s undervalued shares before the market has recognized that company’s above-average earnings growth potential and re-valued its shares accordingly.

The Adviser will not invest in a company solely on the basis that its shares appear undervalued; above-average earnings growth potential is an equally essential criterion for investment candidates, and the Adviser will seek to determine whether the current Price-to-Earnings ratio of a stock adequately reflects the company’s potential for rapid earnings growth, as measured by the Adviser’s expectations for a company’s three- to five-year earnings growth. The Adviser will seek to ascertain a specific factor, or catalyst, that can be expected to precipitate above-average, typically above 15% per year, earnings growth in candidates for investment. Such companies are believed to be undergoing fundamental changes that have yet to be noticed by investors, but that the Adviser believes will ultimately result in increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Catalysts that might precipitate these changes or accelerations in growth and profitability include, but are not limited to, events or developments such as new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion.

With regards to valuation, the Adviser will invest the assets of the Fund primarily in companies whose Price-to-Earnings ratios appear low relative to future growth potential, or whose stocks can be expected to appreciate in response to rapid earnings growth. The Adviser seeks to invest the assets of the Fund in companies believed to offer “upside,” or potential for price appreciation, that the Adviser estimates to be, at a minimum, three times greater than a stock’s estimated “downside,” or potential for price depreciation. The Adviser seeks to invest in shares that are, in the view of the Adviser, poised to appreciate significantly within the next 12 to 24 months and whose estimated reward-to-risk profile (as estimated principally using earnings and the Price-to-Earnings ratio) is consistent with the Adviser’s criteria.

2

Moreover, the Adviser focuses on securities of companies with the following attributes:

Strong management;

Leading products or services;

Distribution to a large marketplace or growing niche market;

Anticipated above-average revenue and earnings growth rates;

Potential for improvement in profit margins; and

Strong cash flow and/or improving financial position.

The Adviser will not sell a stock simply because it is no longer within the Fund’s target capitalization range used by the Adviser for the initial purchase, and the holding may remain in the Fund if the Adviser believes the company continues to offer growth potential that is consistent with the Adviser’s reward-to-risk requirements. However, it may sell stocks for the following reasons:

The stock reaches the target price set by the Adviser;

The stock falls below the downside price limit set by the Adviser;

The fundamentals of the stock have deteriorated; or

A more attractively valued alternative is available for purchase.

The Adviser expects that cash reserves will normally represent under 20% of the Fund’s assets.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. This outcome could occur because its strategy failed to produce the intended results or because the Adviser did not properly implement the Fund’s investment strategy. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Set forth below are the principal risk factors affecting shareholders’ investments in the Fund.

Equity Risk – Since it purchases equity securities, the Fund is subject to equity risk, or the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and accordingly the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small-Capitalization Company Risk – The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events as compared to larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have comparatively limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

3

Growth Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes can potentially offer above-average rates of earnings growth and that therefore may experience stock price increases that exceed the increases observed in the benchmark or in the stock’s peer universe. Over time and in different market environments, growth-style investing may fall in or out of favor, and in the latter case, the Fund may underperform other equity funds that rely on different investing styles or pursue different objectives.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.rhjfunds.com or by calling 1-866-474-5669. Prior to January 20, 2008, the Fund’s investment strategy included investments in equity securities of mid-cap companies in addition to investments in equity securities of small-cap companies; therefore, the performance shown below for periods prior to January 20, 2008 may have differed had the Fund’s current investment strategy, i.e., one that does not pursue investment in mid-capitalization companies, been in effect during those periods.

2008	(38.94)%
2009	37.85%
2010	27.99%
2011	8.81%
2012	11.59%
2013	34.89%
2014	4.21%
2015	(1.42)%
2016	6.38%
2017	12.06%

BEST QUARTER	WORST QUARTER
25.20%	(25.47)%
(06/30/2009)	(12/31/2008)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of appropriate broad-based indices that are generally accepted indicators of the performance of U.S. small-capitalization stocks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

4

Rice Hall James Small Cap Portfolio – Institutional Class Shares	1 Year	5 Years	10 Years
Fund Return Before Taxes	12.06%	10.56%	8.01%
Fund Return After Taxes on Distributions	10.40%	6.89%	6.13%
Fund Return After Taxes on Distributions and Sale of Fund Shares	8.18%	7.86%	6.26%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	14.65%	14.12%	8.71%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	22.17%	15.21%	9.19%

Investment Adviser

Rice Hall James & Associates, LLC

Portfolio Managers

Thomas W. McDowell, Chief Executive Officer and Chief Investment Officer, has managed the Fund since its inception in 1996.

Cara M. Thome, Portfolio Manager/Analyst, has managed the Fund since 2001.

Timothy A. Todaro, CFA, Portfolio Manager/Analyst, has managed the Fund since its inception in 1996.

Reed M. Wirick, CFA, Portfolio Manager/Analyst, has managed the Fund since 2008.

For more information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation” on page 16 of the Prospectus.

5

RICE HALL JAMES Micro CAP PORTFOLIO

Investment Objective

The Rice Hall James Micro Cap Portfolio (the “Fund” or the “Micro Cap Portfolio”) seeks maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small-capitalization companies.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management Fees	0.75%
Other Expenses	0.72%
Total Annual Fund Operating Expenses	1.47%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.22)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.25%

1	Rice Hall James & Associates, LLC (the “Adviser” or “RHJ”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.25% of the Fund’s average daily net assets until February 28, 2019 (the “Expense Limitation”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Expense Limitation to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Expense Limitation (i) at the time of the fee reduction and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

6

1 Year	3 Years	5 Years	10 Years
$127	$443	$782	$1,739

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Equity securities are primarily common stock. The Fund focuses on U.S. companies with total market capitalizations (number of shares outstanding multiplied by share price) that at the time of initial purchase fall within the range of companies in the Russell Microcap Index at reconstitution each June. In selecting securities for the Fund, the Adviser emphasizes smaller, emerging companies that possess the potential to become market leaders in their industries.

In making investment decisions for the Fund, the Adviser uses a company-specific approach that focuses on identifying, through fundamental research, the stocks of growth companies that are valued attractively (i.e., undervalued or selling at a discount) relative to a price that would be justified according to the Adviser’s expectations regarding a company’s earnings growth. The Adviser relies on fundamental analysis in the effort to validate the opinion that a company’s current stock price undervalues, or does not reflect fully, that company’s earnings growth potential. The Adviser’s investment process seeks to identify companies whose stocks appear to be inaccurately priced by the market - specifically growth stocks that are undervalued due to market inefficiency. The Adviser seeks to capture price appreciation by investing in a company’s undervalued shares before the market has recognized that company’s above-average earnings growth potential and re-valued its shares accordingly.

The Adviser will not invest in a company solely on the basis that its shares appear undervalued; above-average earnings growth potential is an equally essential criterion for investment candidates, and the Adviser will seek to determine whether the current Price-to-Earnings ratio of a stock adequately reflects the company’s potential for rapid earnings growth, as measured by the Adviser’s expectations for a company’s three- to five-year earnings growth. The Adviser will seek to ascertain a specific factor, or catalyst, that can be expected to precipitate above-average, typically above 15% per year, earnings growth in candidates for investment. Such companies are believed to be undergoing fundamental changes that have yet to be noticed by investors, but that the Adviser believes will ultimately result in increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Catalysts that might precipitate these changes or accelerations in growth and profitability include, but are not limited to, events or developments such as new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion.

7

With regards to valuation, the Adviser will invest the assets of the Fund primarily in companies whose Price-to-Earnings ratios appear low relative to future growth potential, or whose stocks can be expected to appreciate in response to rapid earnings growth. The Adviser seeks to invest the assets of the Fund in companies believed to offer “upside,” or potential for price appreciation, that the Adviser estimates to be, at a minimum, three times greater than a stock’s estimated “downside,” or potential for price depreciation. The Adviser seeks to invest in shares that are, in the view of the Adviser, poised to appreciate significantly within the next 12 to 24 months and whose estimated reward-to-risk profile (as estimated principally using earnings and the Price-to-Earnings ratio) is consistent with the Adviser’s criteria.

Moreover, the Adviser focuses on securities of companies with the following attributes:

Strong management;

Leading products or services;

Distribution to a large marketplace or growing niche market;

Anticipated above-average revenue and earnings growth rates;

Potential for improvement in profit margins; and

Strong cash flow and/or improving financial position.

The Adviser will not sell a stock simply because it is no longer within the Fund’s target capitalization range used by the Adviser for the initial purchase, and the holding may remain in the Fund if the Adviser believes the company continues to offer growth potential that is consistent with the Adviser’s reward-to-risk requirements. However, it may sell stocks for the following reasons:

The stock reaches the target price set by the Adviser;

The stock falls below the downside price limit set by the Adviser;

The fundamentals of the stock have deteriorated; or

A more attractively valued alternative is available for purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. This transaction activity may result in higher transaction costs and additional capital gains tax liabilities as compared to a fund that pursues a “buy and hold” strategy.

The Adviser expects that cash reserves will normally represent under 20% of the Fund’s assets.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. This outcome could occur because its strategy failed to produce the intended results or because the Adviser did not properly implement the Fund’s investment strategy. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Set forth below are the principal risk factors affecting shareholders’ investments in the Fund.

Equity Risk – Since it purchases equity securities, the Fund is subject to equity risk, or the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and accordingly the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

8

Small-Capitalization Company Risk – The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events as compared to larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have comparatively limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Micro-Capitalization Company Risk – Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, as compared to the volume of information available about larger peers, there may be less public information available about these companies. Micro-capitalization stock prices may be more volatile than stock prices corresponding to large-, mid- and small-capitalization companies, and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Growth Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes can potentially offer above-average rates of earnings growth and that therefore may experience stock price increases that exceed the increases observed in the benchmark or in the stock’s peer universe. Over time and in different market environments, growth-style investing may fall in or out of favor, and in the latter case, the Fund may underperform other equity funds that rely on different investing styles or pursue different objectives.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.rhjfunds.com or by calling 1-866-474-5669.

2008	(39.80)%
2009	29.45%
2010	24.09%
2011	4.43%
2012	11.99%
2013	47.34%
2014	(1.60)%
2015	(4.42)%
2016	22.11%
2017	12.86%

9

BEST QUARTER	WORST QUARTER
21.89%	(26.10)%
(12/31/2011)	(12/31/2008)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of appropriate broad-based indices that are generally accepted indicators of the performance of micro-capitalization stocks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Rice Hall James Micro Cap Portfolio – Institutional Class Shares	1 Year	5 Years	10 Years
Fund Return Before Taxes	12.86%	13.81%	8.00%
Fund Return After Taxes on Distributions	9.84%	13.20%	7.71%
Fund Return After Taxes on Distributions and Sale of Fund Shares	9.84%	11.12%	5.54%
Russell Microcap Index (reflects no deduction for fees, expenses or taxes)	13.17%	14.29%	7.68%
Russell Microcap Growth Index (reflects no deduction for fees, expenses or taxes)	16.65%	13.82%	7.23%

Investment Adviser

Rice Hall James & Associates, LLC

Portfolio Managers

Thomas W. McDowell, Chief Executive Officer and Chief Investment Officer, has managed the Fund since its inception in 1994.

Cara M. Thome, Portfolio Manager/Analyst, has managed the Fund since 2001.

Timothy A. Todaro, CFA, Portfolio Manager/Analyst, has managed the Fund since its inception in 1994.

Reed M. Wirick, CFA, Portfolio Manager/Analyst, has managed the Fund since 2008.

For more information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation” on page 16 of the Prospectus.

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RICE HALL JAMES SMid CAP PORTFOLIO

Investment Objective

The Rice Hall James SMID Cap Portfolio (the “Fund” or the “SMID Cap Portfolio”) seeks maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small- and mid-market capitalization (small- and mid-cap) companies.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Investor Class Shares
Management Fees	0.90%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	1.50%
Total Annual Fund Operating Expenses	2.65%
Less Fee Reductions and/or Expense Reimbursements[1]	(1.65)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.00%

1	Rice Hall James & Associates, LLC (the “Adviser” or “RHJ”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until February 28, 2019 (the “Expense Limitation”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the Expense Limitation to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the Expense Limitation (i) at the time of the fee reduction and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 Year	3 Years	5 Years	10 Years
$102	$666	$1,257	$2,861

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-cap (“SMID Cap”) companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Equity securities are primarily common stock. The Fund focuses on U.S. companies with total market capitalizations (number of shares outstanding multiplied by share price) that at the time of initial purchase fall within the range of companies in the Russell 2500 Index at reconstitution each June.

In making investment decisions for the Fund, the Adviser uses a company-specific approach that focuses on identifying, through fundamental research, the stocks of growth companies that are valued attractively (i.e., undervalued or selling at a discount) relative to a price that would be justified according to the Adviser’s expectations regarding a company’s earnings growth. The Adviser relies on fundamental analysis in the effort to validate the opinion that a company’s current stock price undervalues, or does not reflect fully, that company’s earnings growth potential. The Adviser’s investment process seeks to identify companies whose stocks appear to be inaccurately priced by the market – specifically growth stocks that are undervalued due to market inefficiency. The Adviser seeks to capture price appreciation by investing in a company’s undervalued shares before the market has recognized that company’s above-average earnings growth potential and re-valued its shares accordingly.

The Adviser will not invest in a company solely on the basis that its shares appear undervalued; above-average earnings growth potential is an equally essential criterion for investment candidates, and the Adviser will seek to determine whether the current Price-to-Earnings ratio of a stock adequately reflects the company’s potential for rapid earnings growth, as measured by the Adviser’s expectations for a company’s three- to five-year earnings growth. The Adviser will seek to ascertain a specific factor, or catalyst, that can be expected to precipitate above-average, typically above 15% per year, earnings growth in candidates for investment. Such companies are believed to be undergoing fundamental changes that have yet to be noticed by investors, but that the Adviser believes will ultimately result in increases in revenue growth rates, expanding profit margins and/or increases in earnings growth rates. Catalysts that might precipitate these changes or accelerations in growth and profitability include, but are not limited to, events or developments such as new product introductions or applications, discovery of niche markets, new management, corporate or industry restructures, regulatory change and market expansion.

With regards to valuation, the Adviser will invest the assets of the Fund primarily in companies whose Price-to-Earnings ratios appear low relative to future growth potential, or whose stocks can be expected to appreciate in response to rapid earnings growth. The Adviser seeks to invest the assets of the Fund in companies believed to offer “upside,” or potential for price appreciation, that the Adviser estimates to be, at a minimum, three times greater than a stock’s estimated “downside,” or potential for price depreciation. The Adviser seeks to invest in shares that are, in the view of the Adviser, poised to appreciate significantly within the next 12 to 24 months and whose estimated reward-to-risk profile (as estimated principally using earnings and the Price-to-Earnings ratio) is consistent with the Adviser’s criteria.

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Moreover, the Adviser focuses on securities of companies with the following attributes:

Strong management;

Leading products or services;

Distribution to a large marketplace or growing niche market;

Anticipated above-average revenue and earnings growth rates;

Potential for improvement in profit margins; and

Strong cash flow and/or improving financial position.

The Adviser will not sell a stock simply because it is no longer within the Fund’s target capitalization range used by the Adviser for the initial purchase, and the holding may remain in the Fund if the Adviser believes the company continues to offer growth potential that is consistent with the Adviser’s reward-to-risk requirements. However, it may sell stocks for the following reasons:

The stock reaches the target price set by the Adviser;

The stock falls below the downside price limit set by the Adviser;

The fundamentals of the stock have deteriorated; or

A more attractively valued alternative is available for purchase.

The Adviser expects that cash reserves will normally represent under 20% of the Fund’s assets.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. This outcome could occur because its strategy failed to produce the intended results or because the Adviser did not properly implement the Fund’s investment strategy. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Set forth below are the principal risk factors affecting shareholders’ investments in the Fund.

Equity Risk – Since it purchases equity securities, the Fund is subject to equity risk, or the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and accordingly the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events as compared to larger, more established companies. In particular, investments in these small and medium-sized companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

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Growth Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes can potentially offer above-average rates of earnings growth and that therefore may experience stock price increases that exceed the increases observed in the benchmark or in the stock’s peer universe. Over time and in different market environments, growth-style investing may fall in or out of favor, and in the latter case, the Fund may underperform other equity funds that rely on different investing styles or pursue different objectives.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at http://www.rhjfunds.com or by calling 1-866-474-5669. Prior to February 28, 2015, the Fund’s investment strategy did not include investments in equity securities of small-cap companies; therefore, the performance shown below for periods prior to February 28, 2015 may have differed had the Fund’s current investment strategy, i.e., one that pursues investment in small- and mid-capitalization companies, been in effect during those periods.

2008	(38.67)%
2009	33.75%
2010	22.41%
2011	(6.22)%
2012	3.80%
2013	34.28%
2014	4.86%
2015	(5.71)%
2016	7.31%
2017	13.43%

BEST QUARTER	WORST QUARTER
18.31%	(24.20)%
(06/30/2009)	(12/31/2008)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of appropriate broad-based indices that are generally accepted indicators of the performance of small- and mid-capitalization stocks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

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Rice Hall James SMID Cap Portfolio – Investor Class Shares	1 Year	5 Years	10 Years
Fund Return Before Taxes	13.43%	10.07%	4.68%
Fund Return After Taxes on Distributions	13.43%	10.07%	4.66%
Fund Return After Taxes on Distributions and Sale of Fund Shares	7.60%	8.00%	3.73%
Russell 2500 Index (reflects no deduction for fees, expenses or taxes)	16.81%	14.33%	9.22%
Russell 2500 Growth Index (reflects no deduction for fees, expenses or taxes)	24.46%	15.47%	9.62%

Investment Adviser

Rice Hall James & Associates, LLC

Portfolio Managers

Thomas W. McDowell, Chief Executive Officer and Chief Investment Officer, has managed the Fund since its inception in 2004.

Cara M. Thome, Portfolio Manager/Analyst, has managed the Fund since its inception in 2004.

Timothy A. Todaro, CFA, Portfolio Manager/Analyst, has managed the Fund since its inception in 2004.

Reed M. Wirick, CFA, Portfolio Manager/Analyst, has managed the Fund since 2008.

For more information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation” on page 16 of the Prospectus.

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Summary Information about Purchasing and Selling Shares, Taxes and Financial Intermediary Compensation

Purchasing and Selling Fund Shares

You can open an account with any Fund with a minimum initial investment of $2,500 for Investor and Institutional Class shares ($500 for IRAs and $250 for Spousal IRAs). Subsequent investments in a Fund must be at least $100. The Funds reserve the right to waive these minimum investment amounts in their sole discretion.

If you own your shares directly, you may redeem your shares on any day the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Funds directly by mail or telephone at 1-866-474-5669.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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investing with the RICE HALL JAMES fundS

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Investor Class Shares of the SMID Cap Portfolio and Institutional Class Shares of the Small Cap Portfolio and Micro Cap Portfolio.

For information regarding the federal income tax consequences of transactions in shares of a Fund, including information about cost basis reporting, see “Federal Taxes.”

buying shares

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

Each Fund reserves the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with a Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number and the Fund name.

Regular Mail Address The Rice Hall James Funds P.O. Box 219009 Kansas City, Missouri 64121
Express Mail Address The Rice Hall James Funds c/o DST Systems, Inc. 430 West 7th Street Kansas City, Missouri 64105

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The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire call 1-866-474-5669 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

Wiring Instructions

UMB Bank, N.A.
ABA#: 101000695
The Rice Hall James Funds
DDA Acct. # 9871063178
Ref: account number/account name/Fund name

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. Purchases can be made monthly, quarterly, semi-annually, or annually in amounts of at least $100 to meet the minimum investment amount. To cancel or change a plan, write to the Funds at: The Rice Hall James Funds, P.O. Box 219009, Kansas City, Missouri 64121 (Express Mail Address: The Rice Hall James Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Minimum Investments

To purchase Investor and Institutional Class Shares of the Funds for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for Spousal IRAs). Subsequent investments must be made in amounts of at least $100. The Funds reserve the right to waive the minimum investment amounts in their sole discretion.

Purchases In-Kind

Subject to the approval of a Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for a Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

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Fund Codes

Each Fund’s reference information, which is listed below, will be helpful to you when you contact the Funds to purchase or exchange shares, check daily net asset value per share (“NAV”) or obtain additional information.

Fund Name	Ticker Symbol	CUSIP	Fund Code
Small Cap Portfolio Institutional Class Shares	RHJMX	00758M196	1180
Micro Cap Portfolio Institutional Class Shares	RHJSX	00758M212	1179
SMID Cap Portfolio Investor Class Shares	RHJVX	0075W0833	2079

redeeming shares

Payment of Redemption Proceeds

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Each Fund will send your sale proceeds within one Business Day after it receives your redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.). A Fund, however, may take up to seven days to pay redemption proceeds.

A Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, a Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Funds must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-474-5669 for more information.

If you redeem shares that were purchased by check or through ACH, you will not receive your redemption proceeds until the check has cleared or the ACH transaction has been completed, which may take up to 15 days from the purchase date.

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By Mail

You may contact the Funds directly by mail at: The Rice Hall James Funds, P.O. Box 219009, Kansas City, Missouri 64121 (Express Mail Address: The Rice Hall James Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105). Send a letter to the Funds signed by all registered parties on the account specifying:

•	The Fund name(s);
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered share owner(s) must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sale orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sale order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privilege) by completing the appropriate sections of the account application. Call 1-866-474-5669 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you or send them to your bank by either Federal Reserve wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Redemptions In-Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

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Exchanging shares

At no charge, you may exchange shares of one Rice Hall James Fund for shares of another Rice Hall James Fund by writing to or calling the Funds. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

transaction policies

Calculating Your Share Price

You may buy, sell or exchange shares of a Fund on each Business Day at a price equal to its next computed NAV after it or an authorized institution (defined below) receives and accepts your order. Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The Funds calculate NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Funds or an authorized institution must receive your order in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early – as in the case of scheduled half-day trading or unscheduled suspensions of trading -- the Funds will calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days.

The NAV of each Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. In calculating NAV, the Funds generally value their investment portfolios at market price. If market prices are not readily available or the Funds reasonably believe that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Funds are required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Funds’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Funds assign to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which a Fund would price such securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

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Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from a Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time each Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of the same, the Micro Cap Portfolio charges a 2.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 90 days. The redemption fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s.

The Micro Cap Portfolio reserves the right to waive the redemption fee in its discretion where it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

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Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Rights Reserved by the Funds

Purchases

At any time and without notice, the Funds may:

•	Stop offering shares;

•	Reject any purchase order; or

•	Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and increasing expenses.) The Funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor’s historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor’s account involved in each transaction. For more information about the Funds’ policies on excessive trading, please see “Excessive Trading Policies and Procedures.”

Redemptions

At any time and without notice, the Funds may change or eliminate any of the redemption methods described above, except redemption by mail. As further discussed in the Funds’ Statement of Additional Information (“SAI”), the Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the U.S. Securities and Exchange Commission (the “SEC”).

Exchanges

The Funds may:

•	Modify or cancel the exchange program at any time on 60 days’ written notice to shareholders;

•	Reject any request for an exchange; or

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•	Limit or cancel a shareholder’s exchange privilege, especially when an investor is engaged in a pattern of excessive trading.

account policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and policies are intended to discourage shareholders from engaging in “market-timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of each Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring each Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Because the Funds invest in micro-, small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Funds may be more susceptible to the risks posed by frequent trading because frequent transactions in a Fund’s shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•	Shareholders are restricted from making more than one (1) “round trip” into or out of each Fund per rolling 90 days. The Funds define a “round trip” as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund. Shareholders are also restricted from making more than one (1) exchange (from one Rice Hall James Fund to another Rice Hall James Fund) per rolling 90 days. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders.

•	The Micro Cap Portfolio assesses a redemption fee of 2.00% on redemptions (including exchanges) by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in “Redemption Fee”).

•	Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

Each Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate entirely the possibility that frequent trading in a Fund will occur. Systematic purchases and redemptions are exempt from these policies.

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Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the next-determined NAV.

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Each Fund reserves the right to close your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within the timeframe established in the sole discretion of the Fund. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-866-474-5669.

Small Accounts

The Funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

To retirement accounts and certain other accounts; or

When the value of your account falls because of market fluctuations and not your redemptions.

The Funds will provide you at least 30 days’ written notice to allow you time to add to your account and avoid the sale of your shares. If your Micro Cap Portfolio shares are redeemed for this reason within 90 calendar days of their purchase, the redemption fee will not be applied.

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Dividends and Distributions

Normally, each Fund distributes its net investment income quarterly and its net capital gains at least once a year. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

Federal Taxes

The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary does not apply to shares held in an IRA or other tax-qualified plan, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Funds.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors. Call 1-866-474-5669 to find out when the Funds expect to make distributions to shareholders.

Each sale or exchange of shares of a Fund may be a taxable event. For tax purposes, an exchange of Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Funds).

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

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More information about taxes is in the SAI.

OTHER INVESTMENT PRACTICES AND STRATEGIES

The investment objective of each of the Small Cap Portfolio and the Micro Cap Portfolio is to seek maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small market capitalization (micro- and small-cap) companies. The investment objective of the SMID Cap Portfolio is to seek maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small- and mid-market capitalization (small- and mid-cap) companies. Each Fund may change its investment objective without shareholder approval.

In addition to its principal investment strategies, each Fund may use the investment strategies described below. Each Fund may also employ investment practices that this Prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning these and each Fund’s other investment practices and their risks, please read the SAI.

Derivatives

Each Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called “hedging”), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify a Fund’s gains or losses. There are various factors that affect a Fund’s ability to achieve its objective with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

American Depository Receipts (“ADRs”)

ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments can make it harder for the Funds to sell their securities and could reduce the value of the Funds’ shares. Differences in tax and accounting standards and difficulties obtaining information about foreign companies can negatively affect investment decisions.

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Real Estate Investment Trusts (“REITs”)

REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as equity REITs and mortgage REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments.

Each Fund is subject to the risk that the securities of issuers in the real estate industry that the Fund purchases will underperform the market as a whole. In general, real estate values can be affected by a variety of factors, including supply and demand for properties and the strength of specific industries that rent properties. In general, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

Short-Term Investing

The investments and strategies described in this Prospectus are those that the Funds use under normal circumstances. During unusual economic, market, political or other circumstances, the Funds may invest up to 100% of their assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Funds’ principal investment strategies, and may prevent the Funds from achieving their investment objectives. Each Fund will use a temporary strategy if the Adviser believes that pursuing the Fund’s investment objective will subject it to a significant risk of loss. Each Fund has a policy requiring it to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in particular types of securities as described in the Fund’s principal investment strategy, and will not change this policy without 60 days’ prior written notice to shareholders. In addition to the temporary defensive measures discussed above, the Funds may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as if a Fund experiences large cash inflows or redemptions.

When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal strategies.

Portfolio Turnover

The Funds may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Funds. Shareholders must pay tax on such capital gains.

INFORMATION ABOUT PORTFOLIO HOLDINGS

Each Fund generally publishes a complete list of its portfolio holdings and a list of its ten largest portfolio holdings, and the percentage of the Fund’s assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://www.rhjfunds.com. The information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of any Fund’s portfolio holdings from such publication when deemed to be in the best interest of the Fund. Please consult the SAI for a full description of the policies and procedures that govern disclosure of the Funds’ portfolio holdings.

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INVESTMENT MANAGEMENT

Investment Adviser

Rice Hall James & Associates, LLC, a 100% employee-owned Delaware limited liability company located at 600 West Broadway, Suite 1000, San Diego, CA 92101, serves as each Fund’s investment adviser. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis, subject to oversight by the Board. As of December 31, 2017, the Adviser had approximately $3.61 billion in assets under management.

For its services, the Adviser is entitled to a fee at the following rates based on the average daily net assets of each Fund:

Fund	Advisory Fee Rate
Small Cap Portfolio	0.80%
Micro Cap Portfolio	0.75%
SMID Cap Portfolio	0.90% on the first $250 million, 0.80% on the next $250 million and 0.70% for amounts over $500 million

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine expenses (collectively “excluded expenses”)) from exceeding certain levels as set forth below until February 28, 2019 (each, an “Expense Limitation”). This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Fund	Contractual Expense Limitation
Small Cap Portfolio	1.00%
Micro Cap Portfolio	1.25%
SMID Cap Portfolio	1.00%

In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the Expense Limitation to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the Expense Limitation (i) at the time of the fee reduction and/or expense reimbursement and (ii) at the time of the recoupment.

During its most recent fiscal year, the Adviser received advisory fees (after fee reductions) as a percentage of average daily net assets of each Fund as follows:

Fund	Advisory Fees Paid
Small Cap Portfolio	0.12%
Micro Cap Portfolio	0.55%
SMID Cap Portfolio	0%

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A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement is available in the Funds’ Annual Report dated October 31, 2017, which covers the period from November 1, 2016 to October 31, 2017.

Portfolio Managers

The Rice Hall James Funds are managed by a team of investment professionals. The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds.

Thomas W. McDowell, Chief Executive Officer and Chief Investment Officer, is jointly and primarily responsible for managing the Micro Cap Portfolio, the Small Cap Portfolio and the SMID Cap Portfolio. Mr. McDowell joined RHJ in 1984 as a Portfolio Manager and Analyst and has 37 years of investment experience. Mr. McDowell assumed leadership of RHJ in 1994. Mr. McDowell has a B.A. from the University of California, Los Angeles and an M.B.A. from San Diego State University.

Cara M. Thome, Portfolio Manager/Analyst, is jointly and primarily responsible for managing the Micro Cap Portfolio, the Small Cap Portfolio and the SMID Cap Portfolio. Ms. Thome joined RHJ in January 2001 and has 20 years of investment experience. She was previously an Analyst at the Equity Research Department at George K. Baum & Company from 1997 to 2001. Ms. Thome has a B.A. from Truman State University and an M.A. in Finance from the University of Exeter.

Timothy A. Todaro, CFA, Portfolio Manager/Analyst, is jointly and primarily responsible for managing the Micro Cap Portfolio, the Small Cap Portfolio and the SMID Cap Portfolio. Mr. Todaro joined RHJ in 1983 and has 38 years of investment experience. Mr. Todaro has a B.A. from the University of California, San Diego and an M.B.A. from the University of Wisconsin at Madison.

Reed M. Wirick, CFA, Portfolio Manager/Analyst, is jointly and primarily responsible for managing the Micro Cap Portfolio, the Small Cap Portfolio and the SMID Cap Portfolio. Mr. Wirick joined RHJ in July 2008 and has 18 years of investment experience. Prior to joining the firm, he was a Senior Research Associate at Cambridge Associates, LLC. Prior to that, he was an Economist with the U.S. Department of Commerce. Mr. Wirick has a B.A. from St. Mary’s College of Maryland and an M.B.A. from the Tuck School of Business at Dartmouth.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The SMID Cap Portfolio has adopted a distribution plan under Rule 12b-1 of the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of its Investor Class Shares, and for services provided to its shareholders. Because these fees are paid out of the SMID Cap Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Class Shares of the SMID Cap Portfolio is 0.25%.

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Other Payments by the Funds

The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the SMID Cap Portfolio may pay to financial intermediaries pursuant to the SMID Cap Portfolio’s distribution plan.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue-sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

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This Prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each Fund. The information is intended to help you understand each Fund’s financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The information provided below has been audited by BBD, LLP, independent registered public accounting firm whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-474-5669.

The information provided below for periods on or before October 31, 2015 was audited by a different independent registered public accounting firm, whose reports reflected unqualified audit opinions.

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Selected Per-Share Data & Ratios
For a Share Outstanding Throughout Each Year

Small Cap Portfolio	Years Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$10.16	$13.61	$17.40	$17.88	$13.23
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.03)	(0.04)	(0.06)	(0.06)	(0.08)
Net Realized and Unrealized Gain (Loss)	1.48	(0.64)	0.83	1.23	4.73
Total from Investment Operations	1.45	(0.68)	0.77	1.17	4.65
Distributions from:
Net Realized Gain	(0.45)	(2.77)	(4.56)	(1.65)	—
Total Distributions	(0.45)	(2.77)	(4.56)	(1.65)	—
Net Asset Value, End of Year	$11.16	$10.16	$13.61	$17.40	$17.88
Total Return†	14.49%	(5.18)%	5.35%	7.21%	35.15%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$48,204	$41,425	$48,215	$73,780	$96,542
Ratio of Net Expenses to Average Net Assets(2)	0.97%	1.07%	1.19%	1.22%	1.41%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.66%	1.56%	1.67%	1.51%	1.51%
Ratio of Net Investment Loss to Average Net Assets	(0.32)%	(0.35)%	(0.42)%	(0.38)%	(0.54)%
Portfolio Turnover Rate	84%	54%	47%	46%	49%

(1)	Per share calculations were performed using average shares for the year.

(2)	The Ratio of Expenses to Average Net Assets includes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have decreased by 3 basis points (bps), 2 bps, 6 bps, 3 bps and 3 bps, respectively.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the period.

Amounts designated as “—” are either $0 or have been rounded to $0.

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Selected Per-Share Data & Ratios
For a Share Outstanding Throughout Each Year

Micro Cap Portfolio	Years Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$29.20	$27.53	$27.50	$26.59	$19.11
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.33)	(0.11)	(0.33)	(0.27)	(0.24)
Net Realized and Unrealized Gain	9.29	1.78	0.36	1.17	7.72
Total from Investment Operations	8.96	1.67	0.03	0.90	7.48
Redemption Fees	— (3)	— (3)	— (3)	0.01	— (3)
Net Asset Value, End of Year	$38.16	$29.20	$27.53	$27.50	$26.59
Total Return†	30.68%‡	6.07%	0.11%‡	3.42%	39.14%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$50,919	$44,888	$43,493	$39,078	$40,109
Ratio of Net Expenses to Average Net Assets(2)	1.25%	1.36%	1.60%	1.53%	1.51%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.47%	1.55%	1.71%	1.54%	1.55%
Ratio of Net Investment Loss to Average Net Assets	(0.97)%	(0.40)%	(1.14)%	(0.99)%	(1.07)%
Portfolio Turnover Rate	48%	62%	71%	57%	98%

(1)	Per share calculations were performed using average shares for the year.

(2)	The Ratio of Expenses to Average Net Assets includes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have decreased by 3 basis points (bps), 1 bps, 1 bps, 4 bps and 7 bps, respectively.

(3)	Value is less than $0.01 per share.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the period.

Amounts designated as “—” are either $0 or have been rounded to $0.

36

Selected Per-Share Data & Ratios
For a Share Outstanding Throughout Each Year

SMID Cap Portfolio	Years Ended October 31,
	2017	2016	2015		2014	2013
Net Asset Value, Beginning of Year	$17.78	$19.11	$19.25		$17.87	$13.18
Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.03)	(0.05)	(0.05)		(0.09)	(0.07)
Net Realized and Unrealized Gain (Loss)	3.95	(1.28)	(0.09	)(2)	1.47	4.89
Total from Investment Operations	3.92	(1.33)	(0.14)		1.38	4.82
Dividends and Distributions:
Net Investment Loss	—	—	—		—	(0.13)
Total Dividends and Distributions	—	—	—		—	(0.13)
Net Asset Value, End of Year	$21.70	$17.78	$19.11		$19.25	$17.87
Total Return†	22.05%	(6.96)%	(0.73)%		7.72%	36.86%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$4,435	$4,063	$4,539		$5,076	$5,305
Ratio of Net Expenses to Average Net Assets(3)	1.00%	1.14%	1.40%		1.40%	1.40%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.65%	2.84%	2.88%		2.71%	2.37%
Ratio of Net Investment Loss to Average Net Assets	(0.16)%	(0.25)%	(0.26)%		(0.46)%	(0.46)%
Portfolio Turnover Rate	38%	49%	51%		50%	44%

(1)	Per share calculations were performed using average shares for the year.

(2)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(3)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have decreased by 1 basis point (bps), 1 bps, 1 bps, 2 bps, and 4 bps, respectively.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the year.

Amounts designated as “—” are either $0 or have been rounded to $0.

37

The Advisors’ Inner Circle Fund
The Rice Hall James Funds

Investors who are interested in receiving more information about the Funds should read the Funds’ Annual and Semi-Annual Reports and the Funds’ Statement of Additional Information dated March 1, 2018, as it may be amended from time to time (“SAI”). The Annual and Semi-Annual Reports of the Funds provide additional information about their investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during the last fiscal year. The SAI contains additional detailed information about The Advisors’ Inner Circle Fund and the Funds and is incorporated by reference into (is legally part of) this Prospectus.

Investors can receive free copies of the SAI, shareholder reports and other information about the Funds at www.rhjfunds.com. Investors can also receive these documents, as well as make shareholder inquiries by writing to or calling:

The Rice Hall James Funds

P.O. Box 219009

Kansas City, Missouri 64121

www.rhjfunds.com

1-866-474-5669

You can review and copy information about the Funds (including the SAI and the Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the U.S. Securities and Exchange Commission at 202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the U.S. Securities and Exchange Commission’s Internet site at: http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the U.S. Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-1520.

The Trust's Investment Company Act of 1940 file number is 811-06400.

RHJ-PS-001-1700

38

STATEMENT OF ADDITIONAL INFORMATION

RICE HALL JAMES SMALL CAP PORTFOLIO

(Ticker Symbol: RHJMX)

RICE HALL JAMES MICRO CAP PORTFOLIO

(Ticker Symbol: RHJSX)

RICE HALL JAMES SMID CAP PORTFOLIO

(Ticker Symbol: RHJVX)

each, a series of THE ADVISORS’ INNER CIRCLE FUND

March 1, 2018

Investment Adviser:

RICE HALL JAMES & ASSOCIATES, LLC

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the Rice Hall James Small Cap Portfolio (“Small Cap Portfolio”), the Rice Hall James Micro Cap Portfolio (“Micro Cap Portfolio”), and the Rice Hall James SMID Cap Portfolio (“SMID Cap Portfolio”) (each a “Fund” and collectively, the “Funds”). This SAI is incorporated by reference into and should be read in conjunction with the Funds’ prospectus dated March 1, 2018, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Funds, which includes the Funds’ audited financial statements dated October 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or Annual Report free of charge by writing to the Rice Hall James Funds at P.O. Box 219009, Kansas City, Missouri 64121 (Express Mail Address: The Rice Hall James Funds c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105) or calling the Funds at 1-866-474-5669.

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THE TRUST	S-1
DESCRIPTION OF PERMITTED INVESTMENTS	S-2
INVESTMENT POLICIES OF THE FUNDS	S-33
INVESTMENT ADVISORY AND OTHER SERVICES	S-36
PORTFOLIO MANAGERS	S-38
THE ADMINISTRATOR	S-39
THE DISTRIBUTOR	S-40
PAYMENTS TO FINANCIAL INTERMEDIARIES	S-40
THE TRANSFER AGENT	S-42
THE CUSTODIAN	S-42
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-42
LEGAL COUNSEL	S-42
SECURITIES LENDING	S-43
TRUSTEES AND OFFICERS OF THE TRUST	S-43
PURCHASING AND REDEEMING SHARES	S-54
DETERMINATION OF NET ASSET VALUE	S-54
TAXES	S-56
BROKERAGE ALLOCATION AND OTHER PRACTICES	S-62
PORTFOLIO HOLDINGS	S-64
DESCRIPTION OF SHARES	S-66
SHAREHOLDER LIABILITY	S-66
LIMITATION OF TRUSTEES’ LIABILITY	S-66
PROXY VOTING	S-66
CODES OF ETHICS	S-66
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	S-67
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

March 1, 2018	RHJ-SX-001-1700

ii

THE TRUST

General. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

History of the Rice Hall James Small Cap Portfolio and the Rice Hall James Micro Cap Portfolio. The Small Cap Portfolio is a successor to the UAM Funds, Inc. Rice Hall James Small/Mid Cap Portfolio (“Predecessor Small/Mid Cap Fund”). The Micro Cap Portfolio is a successor to the UAM Funds, Inc. Rice Hall James Micro Cap Portfolio (“Predecessor Micro Cap Fund” and together with the “Predecessor Small/Mid Cap Fund,” the “Predecessor Funds”). The Predecessor Funds were managed by Rice Hall James & Associates (the “Predecessor Adviser”) using similar or, in the case of the Micro Cap Portfolio, the same investment objective, strategies, policies and restrictions as those used by the Funds. The Predecessor Small/Mid Cap Fund’s and the Predecessor Micro Cap Fund’s dates of inception were November 1, 1996 and July 1, 1994, respectively. Each of the Predecessor Funds dissolved and reorganized into the current Small Cap Portfolio and the Micro Cap Portfolio, respectively, on June 24, 2002. Substantially all of the assets of each Predecessor Fund were transferred to its corresponding successor in connection with each Fund’s commencement of operations on June 24, 2002. Prior to January 20, 2008, the Small Cap Portfolio’s investment strategy also included equity securities of mid-cap companies in addition to investments in equity securities of small-cap companies.

Description of Multiple Classes of Shares. The Trust is authorized to offer multiple classes of shares of its funds. The Funds currently offers Institutional Class Shares or Investor Class Shares, as specified in the chart below. The Trust reserves the right to create and issue additional classes of shares. The different classes provide for variations in certain distribution expenses. For more information on distribution expenses, see “Payments to Financial Intermediaries” in this SAI.

Fund	Institutional Class	Investor Class
Small Cap Portfolio	X
Micro Cap Portfolio	X
SMID Cap Portfolio		X

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Trust’s Board of Trustees (each, a “Trustee” and collectively, the “Trustees” or the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

S-1

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. Each Fund is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The following information supplements, and should be read in conjunction with, the Prospectus. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below.

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

U.S. Government Securities - The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds’ shares.

S-2

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15% instead of the previous 10%, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

Corporate Bonds - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

S-3

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. Rice Hall James & Associates, LLC (the “Adviser”) will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Ginnie Mae - Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by Ginnie Mae are treasury securities, which means the full faith and credit of the U.S. government backs them. Ginnie Mae guarantees the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of FHA-insured or VA-guaranteed mortgages. Ginnie Mae does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund’s shares. To buy Ginnie Mae securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Funds may lose if prepayment occurs.

Fannie Mae - Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. Fannie Mae is regulated by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by Fannie Mae are agency securities, which means Fannie Mae, but not the U.S. government, guarantees their timely payment of principal and interest.

Freddie Mac - Freddie Mac is a stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example,

■	Payments of interest and principal are more frequent (usually monthly); and

■	Falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate.

S-4

In addition to the risks associated with changes in interest rates described in “Factors Affecting the Value of Debt Securities,” a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Short-Term Investments - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations - The Funds will only invest in a security issued by a commercial bank if the bank:

■	Has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and

S-5

■	Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

Time Deposits - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptance - A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper - Commercial paper is a short-term obligation with a maturity ranging from one to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P. See “Appendix A – Description of Ratings” for a description of commercial paper ratings.

Yankee Bonds - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See “Foreign Securities.”

Zero Coupon Bonds - These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. A Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities, such as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

S-6

Terms to Understand:

Maturity - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities - The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

■	Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

■	Prepayment Risk

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

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■	Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This relationship would increase both the sensitivity of a Fund to rising rates as well as the potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

■	Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates than those available from comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Funds currently use ratings compiled by Moody’s, S&P, and Fitch Ratings (“Fitch”). Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

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The section “Appendix A – Description of Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security’s rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Funds’ investment objectives and is legally permissible, the Funds may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the U.S. Securities and Exchange Commission (the “SEC”) and its staff. A Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivative instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund’s coverage requirements.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), a Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Funds’ investment strategies and may adversely affect the Funds’ performance.

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Types of Derivatives:

Futures - A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

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■	Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

■	Allowing it to expire and losing its entire premium;

■	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

■	Closing it out in the secondary market at its current price.

■	Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

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The Funds are permitted to write only “covered” options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

■	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

■	A call option on the same security or index with the same or lesser exercise price;

■	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

■	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

■	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

■	Entering into a short position in the underlying security;

■	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

■	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

■	Maintaining the entire exercise price in liquid securities.

■	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

■	Options on Credit Default Swaps

An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

■	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

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The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

■	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

■	Combined Positions

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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Forward Foreign Currency Exchange Contracts - A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

■	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

■	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

■	Do not require an initial margin deposit; and

■	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

■	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

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A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Equity-Linked Securities - The Funds may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Funds’ restrictions on investments in illiquid securities.

Swap Agreements - A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Funds’ gains or losses. In order to reduce the risk associated with leveraging, the Funds may cover their current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

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■	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

■	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

■	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

■	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

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■	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

■	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

■	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds’ gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

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Correlation of Prices - The Funds’ ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

■	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
■	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

■	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments precisely over time.

Lack of Liquidity - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

■	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

■	Have to purchase or sell the instrument underlying the contract;

■	Not be able to hedge its investments; and/or

■	Not be able to realize profits or limit its losses.

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Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

■	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

■	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

■	The facilities of the exchange may not be adequate to handle current trading volume;

■	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

■	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk - Successful use of derivatives by the Funds is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk - At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage - The Funds’ use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds do not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

■	Actual and anticipated changes in interest rates;

■	Fiscal and monetary policies; and

■	National and international political events.

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Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation - The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Funds’ use of derivatives, and adversely impact the Funds’ ability to achieve their investment objectives. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Equity Securities

Equity Securities - Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. The Funds purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

Types of Equity Securities:

Common Stocks - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks generally do not entitle the holder to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at a Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

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Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one-month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or a different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Real Estate Investment Trusts (“REITs”) - A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Funds invest may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

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Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

Real Estate Companies’ Securities - The Funds may be subject to the risks associated with the direct ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences.

Rights and Warrants - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amounts of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Initial Public Offerings (“IPOs”) - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

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The policy of the Adviser is to purchase only IPOs that are appropriate for funds managed according to the Adviser’s Micro-Cap Equity strategy. The allocation of these IPO shares will be made pro rata to the Adviser’s micro-cap equity funds, including the Micro Cap Portfolio and separately managed accounts, in accordance with minimum allocation guidelines in place at the time. Thus, the Small Cap Portfolio and SMID Cap Portfolio may purchase shares of a recent IPO in the secondary market.

If the Adviser is allocated insufficient shares of an IPO to allocate to all of its micro-cap funds, these micro-cap funds, including the Micro Cap Portfolio, will generally receive IPO allocations on a rotating basis. The Micro Cap Portfolio may not, however, receive IPO allocations if it has insufficient cash reserves to pay for shares that would otherwise be allocated to it.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and, compared to their better-established, larger-cap peers, may be more vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Risks of Investing in Equity Securities:

General Risks of Investing in Stocks - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

■	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

■	Factors affecting an entire industry, such as increases in production costs; and

■	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small- and Medium-Sized Companies - Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would as investors in larger, more established companies. This increased risk may be due to the greater business risks often associated with small or medium size; because small- and medium-sized companies are often “young” compared to larger, more established peers, they may feature relatively limited markets and financial resources, narrow product lines and may not attract management with the depth or experience of larger companies’ management teams. The securities of small- and medium-sized companies are often traded in the over-the-counter market, which may not afford the trading volume typical of securities traded on a national securities exchange. Thus, relative to securities of larger, more established companies, the securities of small- and medium-capitalization companies are likely to be less liquid and may feature greater price sensitivity to abrupt or erratic market movements.

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Technology Companies - Stocks of technology companies historically have exhibited greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may exhibit sensitivity to global developments that are not directly related to the technology industry, but that affect customers who participate in non-technological industries, such as health care or other scientific fields. Technology companies’ products and services may be subject to governmental regulation or adversely affected by governmental policies that effect change in participants in non-technological industries.

Foreign Securities

Types of Foreign Securities:

Foreign securities are debt and equity securities that are traded in developed or emerging markets outside of the U.S. A Fund can invest in foreign securities in a number of ways:

■	A Fund can invest directly in foreign securities denominated in a foreign currency;

■	A Fund can invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments; and

■	A Fund can invest in investment funds.

American Depositary Receipts - ADRs as well as other “hybrid” forms of ADRs, including EDRs and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

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Emerging Markets - An “emerging market” country is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNP”) than more developed countries.

Investment Funds - Some emerging market countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging market countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

■	The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

■	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

■	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

■	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

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■	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a Fund’s ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest, or may restrict the ability of foreign investors to repatriate their investment income and capital gains.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Funds’ investments.

Information and Supervision - There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

Stock Exchange and Market Risk - The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

■	Are generally more volatile than, and not as developed or efficient as, those in the United States;

■	Exhibit substantially lower volume, which typically corresponds with lower liquidity;

■	Trade securities that tend to be less liquid and experience rapid and erratic price movements;

■	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

■	Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

■	May have settlement practices that differ from those in U.S. markets, and may present delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

■	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

■	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

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■	In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

■	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

■	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

■	Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk - While each Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

■	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

■	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

■	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

■	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

■	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

■	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

Emerging Markets - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

■	Have relatively unstable governments;

■	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

■	Offer less protection of property rights than more developed countries; and

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■	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Exchange-Traded Funds (“ETFs”)

Each Fund may invest in ETFs. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF’s expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF’s value being more volatile than the underlying securities or other investments.

Investment Companies

The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR ETFs and procedures approved by the Board, the Funds may invest in these ETFs in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither these ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

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Repurchase Agreements

A Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Restricted and Illiquid Securities

While the Funds do not anticipate doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. A Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of a Fund’s net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund’s books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act), and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser’s liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.

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Securities Lending

The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or their affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds’ securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects a Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

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Short Sales

Description of Short Sales:

Selling a security short is when an investor sells a security it does not own. To sell a security short, an investor must borrow the security from a third party before it can deliver the security to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the third party (i.e., the party that owns and has lent out the security) for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

■	Take advantage of an anticipated decline in prices.

■	Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. A Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box - In addition, a Fund may engage in short sales “against the box.” In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

Restrictions on Short Sales:

A Fund will not sell a security short if:

■	After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets;

■	The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund’s net assets; or

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■	Any security sold short would constitute more than two percent (2%) of any class of the issuer’s securities.

Whenever a Fund sells a security short, the Fund segregates an amount of cash or liquid securities equal to the difference between (a) the current market value of the securities sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the current market value of the securities.

When-Issued, Delayed-Delivery and Forward-Delivery Transactions

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward-delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward-delivery transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Special Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, theft or corruption of data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, the Funds’ distributor, custodian, or any other of the Funds’ intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

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INVESTMENT POLICIES OF THE FUNDS

Fundamental Policies

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the Fund’s outstanding shares. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Unless otherwise noted, the Funds will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing) and other applicable investment requirements immediately after, and as a result of, a Fund’s acquisition of such security or other asset. Accordingly, a Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. Each of the Funds will not:

•	Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

•	Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Prospectus and SAI as they may be amended from time to time.

•	Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

•	Underwrite securities of other issuers, except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

•	Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

•	Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that a Fund may invest in securities of issuers that deal or invest in real estate and (3) that a Fund may purchase securities secured by real estate or interests therein.

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•	Purchase or sell commodities or contracts on commodities except that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the CEA.

•	Make loans to other persons, except that a Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Non-Fundamental Policies

In addition to each Fund’s investment objective, the following limitations are non-fundamental and may be changed by the Board without shareholder approval. Each of the Funds may:

■	Not purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund’s total assets.

■	Not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

■	Notwithstanding the investment restriction above, a Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

■	Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

■	Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

■	Invest in the securities of foreign issuers.

■	Purchase shares of other investment companies to the extent permitted by applicable law. A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits each Fund to invest up to 10% of its total assets in the securities of other investment companies. However, a Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

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•	Hold illiquid and restricted securities to the extent permitted by applicable law.

Each Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

•	Write covered call options and buy and sell put and call options.

•	Enter into repurchase agreements.

•	Lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

•	Sell securities short and engage in short sales “against the box.”

•	Enter into swap transactions.

•	Not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

•	Not purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Further,

1.	The Small Cap Portfolio may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies at the time of initial purchase without 60 days’ prior written notice to shareholders.

2.	The Micro Cap Portfolio may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies at the time of initial purchase without 60 days’ prior written notice to shareholders.

3.	The SMID Cap Portfolio may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-capitalization companies at the time of initial purchase without 60 days’ prior written notice to shareholders.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities of other investment companies, securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

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Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser. Rice Hall James & Associates, LLC, a 100% employee owned Delaware limited liability company located at 600 West Broadway, Suite 1000, San Diego, California 92101, serves as the investment adviser to each Fund. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis. As of December 31, 2017, the Adviser held $3.61 billion in assets under management. On February 13, 2003, the Adviser completed the purchase of Rice Hall James & Associates, the former adviser to the Funds (the “Predecessor Adviser”). In conjunction with this transaction, there were no changes in the actual investment management services, administrative functions or supervisory responsibilities for the Funds. The Adviser and the Predecessor Adviser have provided investment management services to individual and institutional shareholders since 1970.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement, dated October 10, 2016 (the “Advisory Agreement”), with respect to the Funds. Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to any Fund, by a majority of the outstanding voting securities of that Fund, or by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

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Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee at the following rates based on the average daily net assets of each Fund:

Fund	Advisory Fee Rate
Small Cap Portfolio	0.80%
Micro Cap Portfolio	0.75%
SMID Cap Portfolio	0.90% on the first $250 million, 0.80% on the next $250 million and 0.70% for amounts over $500 million

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine expenses (collectively “excluded expenses”)) from exceeding certain levels as set forth below until February 28, 2019 (each, an “Expense Limitation”). This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Fund	Contractual Expense Limitation
Small Cap Portfolio	1.00%
Micro Cap Portfolio	1.25%
SMID Cap Portfolio	1.00%

In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the Expense Limitation to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the Expense Limitation (i) at the time of the fee reduction and/or expense reimbursement and (ii) at the time of the recoupment.

Prior to February 29, 2016, the Adviser had contractually agreed to reduce fees and reimburse expenses of the Small Cap Portfolio and the SMID Cap Portfolio in order to keep total annual Fund operating expenses (not including excluded expenses) from exceeding 1.25% and 1.40%, respectively, of the Fund’s average daily net assets. Prior to February 29, 2016, the Adviser had voluntarily agreed to reduce fees and reimburse expenses of the Micro Cap Portfolio in order to keep its net operating expenses (excluding excluded expenses) from exceeding 1.60% of the Fund’s average daily net assets.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the following in management fees to the Adviser:

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Fund	Contractual Advisory Fees			Fees Waived by the Adviser			Total Fees Paid to the Adviser (After Waivers)
	2015	2016	2017	2015	2016	2017	2015	2016	2017
Small Cap Portfolio	$423,116	$358,622	$346,404	$226,020	$212,011	$283,074	$197,096	$146,611	$63,330
Micro Cap Portfolio	$314,108	$314,236	$356,547	$37,959	$75,076	$97,026	$276,149	$239,160	$259,521
SMID Cap Portfolio	$47,183	$38,187	$39,432	$47,183[1]	$38,187[1]	$39,432[1]	$0	$0	$0
1	For the fiscal years ended October 31, 2015, 2016 and 2017, the Adviser additionally reimbursed fees of $30,451, $33,769 and $33,016 respectively, for the SMID Cap Portfolio to maintain the stated expense cap under its contractual expense limitation agreement with the Fund.

PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Adviser compensates the Funds’ portfolio managers for their management of the Funds. A portfolio manager’s compensation consists of salary and a discretionary bonus. The discretionary bonus ranges from 100% to 200% of the portfolio manager’s salary. Approximately 50% of the bonus is based upon the portfolio manager’s contributions to the investment team and to the Adviser as a whole. The remaining 50% of the bonus is based upon investment productivity, with a small emphasis on Fund or account performance.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of the portfolio managers’ “beneficial ownership” of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares[1]
Thomas W. McDowell	$100,001 - $500,000 (Small Cap Portfolio)
$500,001 - $1,000,000 (Micro Cap Portfolio)
$100,001 - $500,000 (SMID Cap Portfolio)
Cara M. Thome	$100,001 - $500,000 (Small Cap Portfolio)
$100,001 - $500,000 (Micro Cap Portfolio)
$100,001 - $500,000 (SMID Cap Portfolio)
Timothy A. Todaro, CFA	$100,001 - $500,000 (Small Cap Portfolio)
$100,001 - $500,000 (Micro Cap Portfolio)
$100,001 - $500,000 (SMID Cap Portfolio)
Reed M. Wirick, CFA	$1- $10,000 (Small Cap Portfolio)
$10,001 - $50,000 (Micro Cap Portfolio)
$1 - $10,000 (SMID Cap Portfolio)

1	Valuation date is October 31, 2017.

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Other Accounts. In addition to the Funds, certain portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. None of these accounts are subject to a performance-based advisory fee. The information below is provided as of October 31, 2017.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Thomas W. McDowell	0	$0	0	$0	45	$696
Cara M. Thome	0	$0	0	$0	6	$465
Timothy A. Todaro, CFA	0	$0	0	$0	24	$104
Reed M. Wirick, CFA	0	$0	0	$0	1	$51

Conflicts of Interest. The portfolio managers’ management of the investments of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. In addition, it is also possible that a potential conflict of interest may arise because a portfolio manager manages an account with a performance-based management fee in addition to the Funds and other accounts without a performance-based fee. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

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Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums. For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the following amounts for these services:

Fund	Administration Fees Paid
	2015	2016	2017
Small Cap Portfolio	$184,225	$108,549	$79,477
Micro Cap Portfolio	$147,375	$100,347	$87,455
SMID Cap Portfolio	$18,401	$10,253	$8,068

The Funds direct certain portfolio trades to SEI Investments Distribution Co. (the “Distributor”), via a network of executing brokers, who pay a portion of the Funds’ expenses. Under this arrangement the Funds had administration fees reduced by the amounts listed below for the fiscal years ended October 31, 2015, 2016 and 2017:

	2015	2016	2017
Small Cap Portfolio	$30,207	$7,444	$11,865
Micro Cap Portfolio	$9,151	$4,913	$8,514
SMID Cap Portfolio	$614	$147	$319

THE DISTRIBUTOR

The Trust and the Distributor, a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Distribution Plan. The Trust has adopted a Distribution Plan with respect to the Investor Class Shares of the SMID Cap Portfolio (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

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The Plan provides a method of paying for distribution and shareholder services, which may help the Fund(s) grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Fund(s) may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. For example, the Distributor may be reimbursed for distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of a Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Under the Plan, the Distributor or other financial intermediaries may receive up to 0.25% of the average daily net assets of the Investor Class Shares of the SMID Cap Portfolio as reimbursement for expenses incurred with respect to distribution and shareholder services. The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor or other financial intermediaries as reimbursement for, or in anticipation of, expenses incurred for distribution and shareholder servicing related activity. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Payments Under the Distribution Plan. For the fiscal years ended October 31, 2015, 2016 and 2017, the SMID Cap Portfolio paid the Distributor the following fees, with no distribution fees retained by the Distributor:

Fund	Share Class	Fees Paid
		2015	2016	2017
SMID Cap Portfolio	Investor Class Shares	$13,106	$10,608	$10,953

Other Payments by the Funds. The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the Funds may pay to financial intermediaries pursuant to the Funds’ distribution plan.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

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These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

THE CUSTODIAN

MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104 (the “Custodian”), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference have been audited by BBD, LLP, as indicated in their report with respect thereto and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

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SECURITIES LENDING

The Funds did not engage in securities lending activities during the fiscal year ended October 31, 2017.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with an adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

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The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

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Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the funds, and to exercise their business judgment in a manner that serves the best interests of the funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

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The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

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•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	None	None
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None

1	Valuation date is December 31, 2017.
2	The Funds are the only funds in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the Funds’ most recently completed fiscal year.

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Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$111,968	N/A	N/A	$111,968 for service on one (1) board
Johnson	$111,968	N/A	N/A	$111,968 for service on one (1) board
Krikorian	$120,541	N/A	N/A	$120,541 for service on one (1) board
Speca	$111,968	N/A	N/A	$111,968 for service on one (1) board
Sullivan	$126,189	N/A	N/A	$126,189 for service on one (1) board

[1]	All funds in the Fund Complex are series of the Trust.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

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PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

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Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate net asset value, the settlement price may not be available at the time at which each Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

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TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies (“RICs”), such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Qualification as a Regulated Investment Company. Each Fund intends to qualify and elects to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”), and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that a Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

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If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. A Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as RICs.

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Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20%, regardless of how long the shareholder has owned the shares.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

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The Funds (or their administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, each Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Tax Treatment of Complex Securities. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the Funds’ ability to qualify as RICs, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

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The Tax Act treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting RICs, such as the Funds, to pass the special character of this income through to their shareholders. Currently, direct investors in REITs will enjoy the lower rate, but investors in RICs that invest in such REITs will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Funds to pass through the special character of “qualified REIT dividends” to shareholders.

REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”); (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding. A Fund will be required in certain cases to withhold, at a 24% withholding rate, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

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Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Funds are required to withhold 30% of certain ordinary dividends they pay, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends they pay, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide such Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Funds should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

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Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from its retirement account. Because each shareholder’s tax situation is different, shareholders are urged to consult their tax advisors about the tax implications applicable to an investment in the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession and the purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark-up or reflect a dealer’s mark-down.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

Fund	Aggregate Dollar Amount of Brokerage Commissions Paid
	2015	2016	2017
Small Cap Portfolio	$98,303	$63,575	$72,436
Micro Cap Portfolio	$134,899	$81,675	$92,365
SMID Cap Portfolio	$4,774	$3,981	$3,314

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

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To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2017, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser:

Fund	Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
Small Cap Portfolio	$48,532	$71,903,963
Micro Cap Portfolio	$61,885	$52,160,020
SMID Cap Portfolio	$ 2,220	$3,866,086

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

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For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Funds held during their most recent fiscal year. During the fiscal year ended October 31, 2017, the Funds did not hold any securities of their “regular brokers and dealers.”

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2016 and 2017, the portfolio turnover rates for the Funds were as follows:

Fund	Portfolio Turnover Rates
	2016	2017
Small Cap Portfolio	54%	84%
Micro Cap Portfolio	62%	48%
SMID Cap Portfolio	49%	38%

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Funds’ Adviser, principal underwriter, or any affiliated person of the Funds, the Adviser, or their principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser’s Chief Compliance Officer, either directly or through reports by the Trust’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). Each Fund will disclose a complete or summary schedule of investments (which includes each Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s net asset value (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. Each Fund’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and each Fund’s complete schedule of investments following the second and fourth fiscal quarters is available in Shareholder Reports filed with the SEC on Form N-CSR.

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Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Should a Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-474-5669.

In addition, each Fund generally publishes a complete list of its portfolio holdings and a list of its ten largest portfolio holdings, and the percentage of the Fund’s assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://www.rhjfunds.com. The information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of any Fund’s portfolio holdings from publication when deemed to be in the best interest of the Fund.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, the Administrator or the Transfer Agent, in connection with their services to the Funds. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds’ policies and procedures provide that the Adviser’s Chief Compliance Officer may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser’s Chief Compliance Officer must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds’ shareholders and that to the extent conflicts between the interests of the Funds’ shareholders and those of the Funds’ Adviser, principal underwriter, or any affiliated person of the Funds exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Trust’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser and its affiliates or recipients of the Funds’ portfolio holdings information.

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DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds’ shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds’ complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling (866) 474-5669; and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

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PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

Rice Hall James Micro Cap Portfolio
Name and Address	% of Fund
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	40.22%
WELLS FARGO BANK NA CUST FBO OLMSTED KAEHR NANCY PO BOX 1533 MINNEAPOLIS, MN 55480-1533	8.45%
BNY MELLON NA PO BOX 534005 PITTSBURGH, PA 15253-4005	7.43%
WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28262-8522	6.12%

Rice Hall James Small Cap Portfolio
Name and Address	% of Fund
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	16.43%
CHARLES SCHWAB & CO INC FBO REINVEST ACCOUNT ATTN MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	15.25%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	7.96%

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NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	7.21%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	5.71%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	5.01%

Rice Hall James SMID Cap Portfolio
Name and Address	% of Fund
WELLS FARGO FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28262-8522	34.61%
BNY MELLON NA PO BOX 534005 PITTSBURGH, PA 15253-4005	26.02%
CHARLES SCHWAB & CO 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	12.12%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	7.83%

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

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Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	The nature of and provisions of the financial obligation; and the promise S&P imputes; and

•	The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

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Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

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NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

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•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

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F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING

Amended: June 2017

In General

Rule 206(4)-6 of the Advisers Act (the “Rule”) requires investment advisers to adopt and implement written policies and procedures reasonably designed to ensure that proxies voted for on behalf of its clients are in the clients’ best interest. The Rule further requires advisers to disclose in Part 2 of Form ADV; a concise summary of the adviser’s proxy voting process; an offer to provide a copy of the adviser’s complete proxy voting policy and procedure to clients upon request; and disclosure regarding how clients may obtain the proxy voting records.

RHJ has adopted proxy voting policies and procedures, and utilizes a third party proxy voting service to administer, research, recommend, and record votes for client proxies. Under RHJ’s standard investment advisory contract, RHJ will vote all shares held on behalf of its clients, unless any such client indicates intent to retain voting responsibility or designates an alternate responsible party. Additionally, RHJ is responsible for voting proxies on behalf of the RHJ Mutual Funds.

Policy

RHJ’s general policy is to vote proxies on behalf of its clients and the RHJ Mutual Funds. However, RHJ may choose not to vote proxies in certain situations or for certain accounts, such as: 1) when a client has informed RHJ it wishes to retain the right to vote proxies; in which case, RHJ shall instruct the custodian to send the proxy material directly to the client; 2) when RHJ determines the voting cost exceeds any anticipated benefit to the client; 3) when a proxy is received for a terminated client account; 4) when a proxy is received for a security RHJ no longer manages (i.e., had previously sold the entire position); and/or 5) when exercising the voting rights could restrict the portfolio manager’s ability to freely trade the security in question.

A summary of RHJ’s policies and procedures on proxy voting is disclosed in Form ADV Part 2A, along with an offer to provide a copy of these policies and procedures to clients upon request.

Proxy Voting

Proxy Voting Guidelines and Responsibility

The fundamental proxy voting guideline RHJ follows is to reasonably ensure the manner in which shares are voted is in the client’s best interest and considers the investment value. RHJ utilizes Glass, Lewis & Co. (GL) Proxy Voting Services for proxy voting administration and research. RHJ has adopted the Glass Lewis proxy voting guidelines, but may override GL recommendations when it is in a client’s best interest.

Material Conflicts of Interest

RHJ and/or GL could be subject to conflicts of interest when voting RHJ client proxies due to business or personal relationships with persons who the vote could impact. For example, RHJ, GL or one or more of either party’s affiliates may provide services to or be an affiliate of a company whose management is soliciting proxies.

If at any time, RHJ, GL or either party’s employees become aware of a potential or actual conflict of interest relating to a proposed proxy vote, the actual or apparent conflict must be promptly reported to RHJ’s CCO. The manner in which the conflict of interest is remedied is dependent upon the conflict type and material impact. For example:

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1.	If the written voting guidelines state the voting position as either “for” or “against” such a proposal, then voting will be in accordance with the pre-determined guidelines.
2.	If the written voting guidelines state the voting position will be determined on a “case by case” basis for such a proposal, or such a proposal is not listed in the proxy voting guidelines, then the CCO will select one of the two following methods depending upon the facts and circumstances of each situation, and the requirements of applicable law:
(i)	The proxy vote will be determined by the party with no conflict of interest. In other words, if GL has a conflict, then RHJ will make the voting determination and vice versa; or
(ii)	The proxy vote will be pursuant to client direction.

Overview of Proxy Voting Procedures

When a client elects RHJ to vote proxies for the account managed by RHJ, the client’s custodian is notified to forward proxy materials to Glass Lewis. RHJ provides GL with account and custodian information for reconciliation purposes.

As voting agent, Glass Lewis will:

1.	Receive all materials directly from Broadridge or the custodian
2.	Open proxy mail and log proxies
3.	Reconcile ballots and, as necessary, contact custodians for missing ballots
4.	Distribute research with suggested vote recommendations
5.	Mark, copy and mail proxy cards
6.	Maintain records of all votes cast
7.	Provide customized written reports and voting records upon request
8.	Notify RHJ’s CCO immediately if any conflicts of interest arise due to a pending vote
9.	Handle conflicts of interest in accordance with RHJ procedures

In addition, the RHJ proxy voting coordinator will notify the RHJ analyst of any contested meeting or high profile proposal. The RHJ proxy voting coordinator will ensure that the rationale for a proxy voted contrary to the GL proxy voting guidelines is documented and maintained as part of the firm’s books and records.

After each calendar year-end, Glass Lewis (GL) updates their guidelines which are then reviewed by the Operations Manager, CIO, CCO, and President.

Obtaining Proxy Voting Records

A client may request proxy voting records or a copy of the GL Proxy Voting Guidelines by emailing RHJ at info@ricehall.com or by submitting a written request to:

RHJ Proxy Voting Info

600 West Broadway, Suite 1000

San Diego, CA 92101

Due Diligence

The CCO or designee performs periodic due diligence reviews of GL, at least annually, to ensure GL receives and votes required RHJ’s clients’ proxies in accordance with written policies and procedures as well as maintains all required proxy voting records on behalf of RHJ.

Proxy Voting Records

RHJ will maintain the following records in accordance with these policies and procedures:

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1.	A copy of proxy voting policies and procedures
2.	A copy of each proxy statement RHJ receives regarding client’s securities
3.	A record of each vote cast by RHJ on behalf of a client
4.	A copy of documents created by RHJ that were material to the proxy voting decision made on behalf of a client or that memorialize the basis for that decision, along with documentation of instances where RHJ voted proxies not in accordance with GL guidelines.
5.	A copy of each written client request for information regarding decisions made on behalf of the requesting client, and a copy of RHJ’s response to any (written or oral) client request for information.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations, but no less than 7 years from the end of the fiscal year in which the record was created. RHJ relies on one, or more, third party to create and retain the records referred to in items 2 and 3 above.

Reporting and Disclosures

A copy of these policies and procedures will be provided to the RHJ Mutual Fund’s CCO any time upon request and upon amendment. In addition, information retained for each proxy voted will be provided to the RHJ Mutual Fund’s CCO or designee for purposes of completing and filing Form N-PX.

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The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

Sands Capital Global Growth Fund

Ticker Symbol: SCMGX

Institutional Class Shares

Investment Adviser:

Sands Capital Management, LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

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SANDS CAPITAL GLOBAL GROWTH FUND

Investment Objective

The Sands Capital Global Growth Fund’s (the “Fund”) investment objective is long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Sands Capital Global Growth Fund
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class Shares
Management Fees	0.85%
Other Expenses	0.13%
Total Annual Fund Operating Expenses[1]	0.98%

[1]	Sands Capital Management, LLC (the “Adviser”) has contractually agreed to waive or reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for Institutional Class Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.10% of the Fund’s Institutional Class Shares’ average daily net assets (the “expense cap”) until March 31, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 31, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 Year	3 Years	5 Years	10 Years
$100	$312	$542	$1,201

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developed and emerging markets. Under normal market conditions, the Fund expects to invest in at least three countries, including the United States, and invest at least 40% of its net assets, plus the amount of any borrowings for investment purposes, in non-U.S. companies. For purposes of this policy, a company is considered to be a non-U.S. company if: (i) at least 50% of the company’s revenues or operating income is generated outside of the United States; (ii) the company is organized or maintains its principal place of business outside of the United States; or (iii) the company’s primary trading market is located outside of the United States. From time to time, the Fund may also focus its investments in a particular geographic region, such as Europe, Asia and North America.

In making investment decisions for the Fund, Sands Capital Management, LLC (the “Adviser”) focuses on companies that generate (or that the Adviser expects to generate) above average earnings growth and that, in the Adviser’s opinion, are leading growth businesses in the marketplace. The Fund typically invests in a portfolio of 30-50 issuers that the Adviser believes represents the best opportunities to achieve the Fund’s investment objective and, from time to time, may heavily invest in a particular sector. In selecting securities for the Fund, the Adviser utilizes a fundamental, bottom-up, business-focused research approach. This research starts with internal competitive landscape analysis, ongoing participation at industry conferences, review of industry and trade periodicals and quantitative screens to populate an initial universe of publicly traded companies that it expects will generate above average earnings growth. The Adviser then evaluates each company for six key investment criteria:

•	sustainable above-average earnings growth;
•	leadership position in a promising business space;
•	significant competitive advantages;
•	clear mission and value-added focus;
•	financial strength; and
•	rational valuation relative to the market and business prospects.

Companies that the Adviser determines may meet all six investment criteria are then screened with in-depth qualitative and quantitative research, including a full competitive analysis and proprietary financial modeling. This additional screening also typically includes identifying the key metrics for a particular business or industry, any specific risks or issues relating to a company, as well as a hypothetical “sell case,” i.e. evaluating a range of scenarios under which a position in a security would be reduced or sold.

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The Fund intends to buy and hold securities for the long term and seeks to maintain a low level of portfolio turnover. The portfolio turnover rate of the Fund is expected to be below 50% of the average value of its portfolio. The Adviser employs a sell discipline in which the security of a company is sold if an issue emerges that negatively impacts the Adviser’s assessment of one or more of the six investment criteria discussed above and the Adviser believes that the issue cannot be resolved within an acceptable time frame. The Adviser may also sell a holding if it becomes materially overvalued versus its underlying business, for risk management purposes, and/or if a more attractive investment opportunity presents itself.

While the Fund may invest in equity securities of companies of any size, the Fund will primarily invest in large and mid-capitalization companies given the Adviser’s focus on what it considers to be established business “leaders.” As such, the Fund will generally not invest in companies with a market capitalization of less than $2 billion and its total median market capitalization will typically be significantly greater than that of the MSCI Barra’s (“MSCI”) All Country World Index, the Fund’s benchmark. As of December 31, 2017, the total median market capitalization of the MSCI All Country World Index was $11.2 billion.

The equity securities in which the Fund invests include common stocks as well as preferred securities. The Fund may also purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs and EDRs, “Depositary Receipts”), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company. From time to time, the Fund may have significant investments in one or more countries. The Fund may invest up to the greater of 30% of its net assets or three times the emerging markets component of the MSCI All Country World Index, in securities of companies located in emerging markets. As of December 31, 2017, the emerging markets component of the MSCI All Country World Index was 12.0% of the total index. The Fund may use foreign exchange spot contracts to seek to hedge currency exposure. A foreign exchange spot contract is an agreement to buy or sell a specific currency for immediate delivery (i.e., “on the spot”) as opposed to at a set date in the future.

The Fund may also invest in derivatives, specifically (i) foreign exchange forwards to seek to hedge currency exposure and (ii) “market access products,” to seek to gain economic exposure to markets where holding an underlying security is not feasible. A market access product is a derivative security that provides market exposure to an underlying foreign issuer. Examples of market access products are low exercise price warrants (“LEPWs”) and participatory notes (“P-notes”), both of which allow the holder to gain exposure to issuers in certain emerging market countries. A LEPW entitles the holder to purchase a security with an exercise price significantly below the market price of the underlying security. Because of its low exercise price, a LEPW is virtually certain to be exercised and the value and performance of its intrinsic value is effectively identical to that of the underlying security. These features are designed to allow participation in the performance of a security where there are legal or financial obstacles to purchasing the underlying security directly. If the LEPW is cash-settled, the buyer profits to the same extent as with a direct holding in the underlying security, but without having to transact in it. P-notes are derivatives that are generally traded over the counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-notes which are designed to replicate the performance of certain issuers and markets. The Fund may invest up to 20% of its net assets in market access products.

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Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Preferred Stock Risk – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Foreign Company Risk – Investing in foreign companies, including direct investments and through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – The Fund may invest in companies located or doing business in emerging market countries. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. For purposes of determining whether a particular country is considered a developed market or an emerging market, the Fund uses the designation set forth by the MSCI, a prominent provider of investment tools and data services for institutions worldwide.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. Differences in tax and accounting standards and difficulties in obtaining information about foreign governments or foreign companies may impair investment decisions. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The Fund may incur operating expenses that are higher than those of mutual funds that invest exclusively in U.S. equity securities due to higher custodial fees and brokerage commissions associated with investments in foreign securities. These risks may be magnified in less-established emerging markets.

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Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Mid-Capitalization Company Risk – The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

Growth Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Derivatives Risk – The Fund’s use of foreign exchange forwards and market access products (including P-Notes and LEPWs) is subject to market risk, correlation risk, valuation risk, liquidity risk and credit risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may cause the Fund to have to accept a lower price to sell a derivative, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of foreign exchange forwards is also subject to leverage risk and hedging risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Hedging risk in this context is the risk that the derivatives instrument used for hedging currency exposure may also limit any potential gain that may result from a change in relative values of the underlying currencies. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

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Sector Focus Risk – Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Class Shares of the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and by showing how the Fund’s Institutional Class Shares’ average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 1-888-826-5646.

2011	(3.09)%
2012	20.22%
2013	26.42%
2014	4.80%
2015	0.62%
2016	0.45%
2017	38.70%

BEST QUARTER	WORST QUARTER
17.05%	(15.29)%
(03/31/2012)	(09/30/2011)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Class Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Institutional Class Shares	1 Year	5 Years	Since Inception (3/31/10)
Fund Returns Before Taxes	38.70%	13.18%	13.24%
Fund Returns After Taxes on Distributions	38.57%	12.96%	13.06%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	22.02%	10.53%	10.90%
MSCI All Country World Index (reflects no deduction for fees, expenses, or taxes)	23.97%	10.80%	9.08%

Investment Adviser

Sands Capital Management, LLC

Portfolio Managers

Sunil H. Thakor, CFA, Research Analyst, Senior Portfolio Manager, and Executive Managing Director, has managed the Fund since its inception in 2010.

David E. Levanson, CFA, Research Analyst, Senior Portfolio Manager, and Executive Managing Director, has managed the Fund since its inception in 2010.

T. Perry Williams, CFA, President, Director of Research, and Executive Managing Director, has managed the Fund since 2013.

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Purchase and Sale of Fund Shares

To purchase Institutional Class Shares of the Fund for the first time, including an initial purchase through an IRA, you must invest at least $1 million. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-888-826-5646.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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More Information about Risk

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Risk – Equity securities include common and preferred stocks, as well as interests in Depositary Receipts. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in Depositary Receipts are subject to many of the risks associated with investing directly in foreign securities, which are discussed below. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Foreign/Emerging Markets Securities Risk – Investments in securities of foreign companies or governments (including direct investments as well as through Depositary Receipts) can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

European Economic Risk. The Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.

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Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU. The referendum may introduce significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, may also create instability and uncertainty in the region.

The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and adversely affect the value of the Fund.

Asian Economic Risk. Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.

Derivatives Risk – The Fund’s use of foreign exchange forwards and market access products (including P-Notes and LEPWs) is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since certain derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. There can be no assurance that the Adviser’s use of derivatives will be successful in achieving its intended goals.

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P-Notes. P-Notes are derivatives that are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks as if it invested directly in the underlying security.

LEPWs. The Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.

Forward Contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

More Information about Fund Investments

The investment objective of the Fund is long-term capital appreciation. This investment objective may be changed without shareholder approval, upon 60 days’ prior written notice to shareholders.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation. The Fund intends to remain as fully invested as practicable regardless of market conditions.

This prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as the strategies described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, the Fund cannot guarantee that it will achieve its investment goal.

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Information about Portfolio Holdings

A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

More Information about the Investment Adviser

Sands Capital Management, LLC, a Delaware limited liability company, serves as investment adviser to the Fund. The Adviser was initially formed in 1992 as a Sub-Chapter S-Corporation and converted to a limited liability company in 2005. The Adviser’s principal place of business is located at 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209. The Adviser is an independent investment management firm focused exclusively on portfolios of high quality growth companies. Clients include corporate pension plans, public plans, endowments, foundations, Taft-Hartley plans, family offices and individuals. As of December 31, 2017, the Adviser had approximately $41.3 billion in assets under management. The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.85% based on the average daily net assets of the Fund. The Adviser has contractually agreed to waive or reduce fees and reimburse expenses in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) for Institutional Class Shares of the Fund from exceeding 1.10% of the Fund’s Institutional Class Shares’ average daily net assets (the “expense cap”) until March 31, 2019. To maintain this expense cap, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

For the fiscal year ended October 31, 2017, the Fund paid 0.85% of its average daily net assets in advisory fees to the Adviser.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated April 30, 2018, which will cover the period from November 1, 2017 to April 30, 2018.

Portfolio Managers

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

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Sunil H. Thakor, CFA, is a portfolio manager for the Fund. Mr. Thakor, Senior Portfolio Manager, Research Analyst, and Executive Managing Director, has worked for the Adviser since 2004. Previous to his current positions, Mr. Thakor served as a Research Analyst and an Intern from 2004-2005. Prior to joining the Adviser, he worked as an Associate and Analyst for Charles River Associates, Inc. from 1999-2004. Mr. Thakor received his BA degree in Economics-Mathematics from Colby College and his MBA in 2006 from Columbia Business School at Columbia University.

David E. Levanson, CFA, is a portfolio manager for the Fund. Mr. Levanson, Senior Portfolio Manager, Research Analyst, and Executive Managing Director, worked for the Adviser from 1992-1994 and rejoined the firm in 2002. From 1996-1999, he was a Vice President and Research Analyst at State Street Research & Management and from 1999-2002 he worked as a Research Analyst at MFS Investment Management. Prior to joining the Adviser in 1992, Mr. Levanson was a Research Analyst at the Capital Management Group, Folger Nolan Fleming Douglas, Inc. from 1990-1992. Mr. Levanson received his BS degree in Finance from the University of Florida and his MBA in 1996 from the Darden School at the University of Virginia.

T. Perry Williams, CFA, is a portfolio manager for the Fund. Mr. Williams, President, Director of Research, and Executive Managing Director, has worked for the Adviser since 2004. Mr. Williams initially joined the Adviser as a Director of Client Relations in 2004, and he transitioned to the Investment Team in 2006. Prior to joining the Adviser in 2004, Mr. Williams served as a Principal and Consultant at Mercer Investment Consulting, Inc. from 1995-2004. Mr. Williams received his BS degree in Finance from the University of Virginia in 1994 and his Master of Management degree in 1999 from the Kellogg Graduate School of Management at Northwestern University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Class Shares of the Fund.

Institutional Class Shares are for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

How to Purchase Fund Shares

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-888-826-5646.

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

You may also buy shares through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through a financial intermediary, you will have to follow its procedures, which may be different from the procedures for investing directly. Your financial intermediary may charge a fee for its services in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your financial intermediary. Please contact your financial intermediary for more information.

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The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest By Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the share class and the Fund’s name. Make your check payable to “Sands Capital Global Growth Fund.”

Regular Mail Address

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

Sands Capital Global Growth Fund

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, first call 1-888-826-5646 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund’s name, share class and your account number).

Wiring Instructions

UMB Bank, N.A.

ABA #101000695

Sands Capital Global Growth Fund

DDA Account #9870523965

Ref: Fund name/share class/account number/account name

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Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

General Information

You may purchase shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the NAV next determined after the Fund receives your purchase order in proper form. “Proper form” means that the Fund was provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of the Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

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If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Fund Calculates NAV

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

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Minimum Investments

You can open an account with the Fund with a minimum initial investment of $1 million. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.

Fund Codes

The reference information listed below will be helpful to you when you contact the Fund to purchase Institutional Class Shares, check daily NAV or obtain additional information.

Fund Name	Share Class	Ticker Symbol	CUSIP	Fund Code
Sands Capital Global Growth Fund	Institutional	SCMGX	00769G303	1291

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-826-5646.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-888-826-5646 for more information.

The sale price will be the NAV next determined after the Fund receives your request in proper form.

Receiving Your Money

Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request. The Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

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The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

By Mail

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

•	The Fund name;

•	The share class;

•	The account number;

•	The dollar amount or number of shares you wish to redeem;

•	The account name(s); and

•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

Sands Capital Global Growth Fund

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

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Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in-kind to discourage short term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $100,000 because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. If your shares are redeemed for this reason within 90 days of their purchase, the redemption fee will not be applied.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The redemption fee is deducted from the Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s.

The Fund reserves the right to reduce all or a portion of the redemption fee in its discretion when it believes such reduction is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

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How to Exchange Fund Shares

At no charge, you may convert Institutional Class Shares of the Fund directly to Investor Class Shares of the Fund, subject to the fees and expenses of Investor Class Shares, and provided that you meet the eligibility requirements applicable to investing in Investor Class Shares, as set forth in the Investor Class Shares prospectus. An exchange between share classes of the Fund is not a taxable event.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Other Policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

Because the Fund may invest in mid-cap securities, which often may trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market price of these types of securities.

In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see “How the Fund Calculates NAV.”

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

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•	Shareholders are restricted from making more than five (5) “round trips” into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	The Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in “Redemption Fee”).

•	The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

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Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

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Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder's financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-888-826-5646.

Payments to Financial Intermediaries

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. A financial intermediary may provide services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries. For more information please see “Payments to Financial Intermediaries” in the SAI.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

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Dividends and Distributions

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

You should always consult your tax advisor for specific guidance regarding the U.S. federal, state and local tax effects of your investment in the Fund. The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of shares of the Fund may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short -term capital gain or loss if you held the shares for 12 months or less or as long -term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use a default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Institutional Class Shares of the Fund. The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information contained in the table reflects the financial results for a single Institutional Class Share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions were reinvested. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm for the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Fund, which is available upon request by calling the Fund at 1-888-826-5646.

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Selected Per Share Data & Ratios

For a Share Outstanding Throughout The Year

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Year	$18.66	$17.84	$18.24	$16.96	$13.31
Income from Investment Operations:
Net Investment Income (Loss)†	(0.08)	(0.06)	(0.05)	(0.03)	0.11
Net Realized and Unrealized Gain	5.58	0.88	— *	1.61	3.71
Total from Investment Operations	5.50	0.82	(0.05)	1.58	3.82
Dividends and Distributions from:
Net Investment Income	—	—	(0.09)	—	(0.15)
Net Realized Gains	—	—	(0.26)	(0.30)	(0.02)
Total Dividends and Distributions	—	—	(0.35)	(0.30)	(0.17)
Redemption Fees^	—	—	—	—	—
Net Asset Value, End of Year	$24.16	$18.66	$17.84	$18.24	$16.96
Total Return††	29.47%	4.60%	(0.28)%	9.49%	28.99%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,223,251	$992,602	$926,086	$472,080	$137,612
Ratio of Expenses to Average Net Assets	0.98%	0.99%	1.03%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.98%	0.99%	1.03%	1.13%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.40)%	(0.32)%	(0.28)%	(0.16)%	0.76%
Portfolio Turnover Rate	24%	20%	18%	24%	33%

^	See Note 2 in the Notes to the Financial Statements.

*	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

†	Per share calculations were performed using average shares for the period.

††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share

27

The Advisors’ Inner Circle Fund

Sands Capital Global Growth Fund

Investment Adviser

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, Virginia 22209

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about The Advisors’ Inner Circle Fund and the Sands Capital Global Growth Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Fund’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-888-826-5646

By Mail: Write to us at:

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, Missouri 64121-9009

By E-Mail: sandscapfunds@seic.com

By Internet: www.sandscapital.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

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The Trust’s Investment Company Act registration number is 811-06400.

SAN-PS-002-0900

29

The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

Sands Capital Global Growth Fund

Ticker Symbol: SCGVX

Investor Class Shares

Investment Adviser:

Sands Capital Management, LLC

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

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About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

ii

SANDS CAPITAL GLOBAL GROWTH FUND

Investment Objective

The Sands Capital Global Growth Fund’s (the “Fund”) investment objective is long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Sands Capital Global Growth Fund
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares
Management Fees		0.85%
Other Expenses		0.38%
Shareholder Servicing Fees	0.25%
Other Operating Expenses	0.13%
Total Annual Fund Operating Expenses[1]		1.23%

[1]	Sands Capital Management, LLC (the “Adviser”) has contractually agreed to waive or reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements for Investor Class Shares (excluding shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.35% of the Fund’s Investor Class Shares’ average daily net assets (the “expense cap”) until March 31, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 31, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

1 Year	3 Years	5 Years	10 Years
$125	$390	$676	$1,489

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developed and emerging markets. Under normal market conditions, the Fund expects to invest in at least three countries, including the United States, and invest at least 40% of its net assets, plus the amount of any borrowings for investment purposes, in non-U.S. companies. For purposes of this policy, a company is considered to be a non-U.S. company if: (i) at least 50% of the company’s revenues or operating income is generated outside of the United States; (ii) the company is organized or maintains its principal place of business outside of the United States; or (iii) the company’s primary trading market is located outside of the United States. From time to time, the Fund may also focus its investments in a particular geographic region, such as Europe, Asia and North America.

In making investment decisions for the Fund, Sands Capital Management, LLC (the “Adviser”) focuses on companies that generate (or that the Adviser expects to generate) above average earnings growth and that, in the Adviser’s opinion, are leading growth businesses in the marketplace. The Fund typically invests in a portfolio of 30-50 issuers that the Adviser believes represents the best opportunities to achieve the Fund’s investment objective and, from time to time, may heavily invest in a particular sector. In selecting securities for the Fund, the Adviser utilizes a fundamental, bottom-up, business-focused research approach. This research starts with internal competitive landscape analysis, ongoing participation at industry conferences, review of industry and trade periodicals and quantitative screens to populate an initial universe of publicly traded companies that it expects will generate above average earnings growth. The Adviser then evaluates each company for six key investment criteria:

•	sustainable above-average earnings growth;
•	leadership position in a promising business space;
•	significant competitive advantages;
•	clear mission and value-added focus;
•	financial strength; and
•	rational valuation relative to the market and business prospects.

Companies that the Adviser determines may meet all six investment criteria are then screened with in-depth qualitative and quantitative research, including a full competitive analysis and proprietary financial modeling. This additional screening also typically includes identifying the key metrics for a particular business or industry, any specific risks or issues relating to a company, as well as a hypothetical “sell case,” i.e. evaluating a range of scenarios under which a position in a security would be reduced or sold.

2

The Fund intends to buy and hold securities for the long term and seeks to maintain a low level of portfolio turnover. The portfolio turnover rate of the Fund is expected to be below 50% of the average value of its portfolio. The Adviser employs a sell discipline in which the security of a company is sold if an issue emerges that negatively impacts the Adviser’s assessment of one or more of the six investment criteria discussed above and the Adviser believes that the issue cannot be resolved within an acceptable time frame. The Adviser may also sell a holding if it becomes materially overvalued versus its underlying business, for risk management purposes, and/or if a more attractive investment opportunity presents itself.

While the Fund may invest in equity securities of companies of any size, the Fund will primarily invest in large and mid-capitalization companies given the Adviser’s focus on what it considers to be established business “leaders.” As such, the Fund will generally not invest in companies with a market capitalization of less than $2 billion and its total median market capitalization will typically be significantly greater than that of the MSCI Barra’s (“MSCI”) All Country World Index, the Fund’s benchmark. As of December 31, 2017, the total median market capitalization of the MSCI All Country World Index was $11.2 billion.

The equity securities in which the Fund invests include common stocks as well as preferred securities. The Fund may also purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs and EDRs, “Depositary Receipts”), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company. From time to time, the Fund may have significant investments in one or more countries. The Fund may invest up to the greater of 30% of its net assets or three times the emerging markets component of the MSCI All Country World Index, in securities of companies located in emerging markets. As of December 31, 2017, the emerging markets component of the MSCI All Country World Index was 12.0% of the total index. The Fund may use foreign exchange spot contracts to seek to hedge currency exposure. A foreign exchange spot contract is an agreement to buy or sell a specific currency for immediate delivery (i.e., “on the spot”) as opposed to at a set date in the future.

The Fund may also invest in derivatives, specifically (i) foreign exchange forwards to seek to hedge currency exposure and (ii) “market access products,” to seek to gain economic exposure to markets where holding an underlying security is not feasible. A market access product is a derivative security that provides market exposure to an underlying foreign issuer. Examples of market access products are low exercise price warrants (“LEPWs”) and participatory notes (“P-notes”), both of which allow the holder to gain exposure to issuers in certain emerging market countries. A LEPW entitles the holder to purchase a security with an exercise price significantly below the market price of the underlying security. Because of its low exercise price, a LEPW is virtually certain to be exercised and the value and performance of its intrinsic value is effectively identical to that of the underlying security. These features are designed to allow participation in the performance of a security where there are legal or financial obstacles to purchasing the underlying security directly. If the LEPW is cash-settled, the buyer profits to the same extent as with a direct holding in the underlying security, but without having to transact in it. P-notes are derivatives that are generally traded over the counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-notes which are designed to replicate the performance of certain issuers and markets. The Fund may invest up to 20% of its net assets in market access products.

3

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Preferred Stock Risk – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Foreign Company Risk – Investing in foreign companies, including direct investments and through Depositary Receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – The Fund may invest in companies located or doing business in emerging market countries. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. For purposes of determining whether a particular country is considered a developed market or an emerging market, the Fund uses the designation set forth by the MSCI, a prominent provider of investment tools and data services for institutions worldwide.

Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. Differences in tax and accounting standards and difficulties in obtaining information about foreign governments or foreign companies may impair investment decisions. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, emerging market governments may have limited ability to raise taxes or authorize appropriations for debt repayment. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The Fund may incur operating expenses that are higher than those of mutual funds that invest exclusively in U.S. equity securities due to higher custodial fees and brokerage commissions associated with investments in foreign securities. These risks may be magnified in less-established emerging markets.

4

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Mid-Capitalization Company Risk – The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

Growth Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Derivatives Risk – The Fund’s use of foreign exchange forwards and market access products (including P-Notes and LEPWs) is subject to market risk, correlation risk, valuation risk, liquidity risk and credit risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund would like, which may cause the Fund to have to accept a lower price to sell a derivative, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s management or performance. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of foreign exchange forwards is also subject to leverage risk and hedging risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Hedging risk in this context is the risk that the derivatives instrument used for hedging currency exposure may also limit any potential gain that may result from a change in relative values of the underlying currencies. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

5

Sector Focus Risk – Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Investor Class Shares of the Fund by showing changes in the Fund’s Investor Class Shares’ performance from year to year and by showing how the Fund’s Investor Class Shares’ average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 1-888-826-5646.

2011	(3.34)%
2012	19.95%
2013	26.13%
2014	4.48%
2015	0.40%
2016	0.17%
2017	38.38%

BEST QUARTER	WORST QUARTER
16.94%	(15.40)%
(03/31/2012)	(09/30/2011)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Investor Class Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

6

Investor Class Shares	1 Year	5 Years	Since Inception (3/31/10)
Fund Returns Before Taxes	38.38%	12.89%	12.97%
Fund Returns After Taxes on Distributions	38.30%	12.70%	12.80%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	21.78%	10.29%	10.66%
MSCI All Country World Index (reflects no deduction for fees, expenses, or taxes)	23.97%	10.80%	9.09%

Investment Adviser

Sands Capital Management, LLC

Portfolio Managers

Sunil H. Thakor, CFA, Research Analyst, Senior Portfolio Manager, and Executive Managing Director, has managed the Fund since its inception in 2010.

David E. Levanson, CFA, Research Analyst, Senior Portfolio Manager, and Executive Managing Director, has managed the Fund since its inception in 2010.

T. Perry Williams, CFA, President, Director of Research, and Executive Managing Director, has managed the Fund since 2013.

7

Purchase and Sale of Fund Shares

To purchase Investor Class Shares of the Fund for the first time, including an initial purchase through an IRA, you must invest at least $100,000. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-888-826-5646.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

8

More Information about Risk

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Risk – Equity securities include common and preferred stocks, as well as interests in Depositary Receipts. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in Depositary Receipts are subject to many of the risks associated with investing directly in foreign securities, which are discussed below. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Foreign/Emerging Markets Securities Risk – Investments in securities of foreign companies or governments (including direct investments as well as through Depositary Receipts) can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

European Economic Risk. The Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.

9

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU. The referendum may introduce significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, may also create instability and uncertainty in the region.

The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and adversely affect the value of the Fund.

Asian Economic Risk. Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund’s investments.

Derivatives Risk – The Fund’s use of foreign exchange forwards and market access products (including P-Notes and LEPWs) is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since certain derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. There can be no assurance that the Adviser’s use of derivatives will be successful in achieving its intended goals.

10

P-Notes. P-Notes are derivatives that are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks as if it invested directly in the underlying security.

LEPWs. The Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.

Forward Contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

More Information about Fund Investments

The investment objective of the Fund is long-term capital appreciation. This investment objective may be changed without shareholder approval, upon 60 days’ prior written notice to shareholders.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital appreciation. The Fund intends to remain as fully invested as practicable regardless of market conditions.

This prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as the strategies described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, the Fund cannot guarantee that it will achieve its investment goal.

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Information about Portfolio Holdings

A description of the Fund’s policy and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

More Information about the Investment Adviser

Sands Capital Management, LLC, a Delaware limited liability company, serves as investment adviser to the Fund. The Adviser was initially formed in 1992 as a Sub-Chapter S-Corporation and converted to a limited liability company in 2005. The Adviser’s principal place of business is located at 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209. The Adviser is an independent investment management firm focused exclusively on portfolios of high quality growth companies. Clients include corporate pension plans, public plans, endowments, foundations, Taft-Hartley plans, family offices and individuals. As of December 31, 2017, the Adviser had approximately $41.3 billion in assets under management. The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For its services to the Fund, the Adviser is entitled to an investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 0.85% based on the average daily net assets of the Fund. The Adviser has contractually agreed to waive or reduce fees and reimburse expenses in order to keep net operating expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) for Investor Class Shares of the Fund from exceeding 1.35% of the Fund’s Investor Class Shares’ average daily net assets (the “expense cap”) until March 31, 2019. To maintain this expense cap, the Adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

For the fiscal year ended October 31, 2017, the Fund paid 0.85% of its average daily net assets in advisory fees to the Adviser.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated April 30, 2018, which will cover the period from November 1, 2017 to April 30, 2018.

Portfolio Managers

The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

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Sunil H. Thakor, CFA, is a portfolio manager for the Fund. Mr. Thakor, Senior Portfolio Manager, Research Analyst, and Executive Managing Director, has worked for the Adviser since 2004. Previous to his current positions, Mr. Thakor served as a Research Analyst and an Intern from 2004-2005. Prior to joining the Adviser, he worked as an Associate and Analyst for Charles River Associates, Inc. from 1999-2004. Mr. Thakor received his BA degree in Economics-Mathematics from Colby College and his MBA in 2006 from Columbia Business School at Columbia University.

David E. Levanson, CFA, is a portfolio manager for the Fund. Mr. Levanson, Senior Portfolio Manager, Research Analyst, and Executive Managing Director, worked for the Adviser from 1992-1994 and rejoined the firm in 2002. From 1996-1999, he was a Vice President and Research Analyst at State Street Research & Management and from 1999-2002 he worked as a Research Analyst at MFS Investment Management. Prior to joining the Adviser in 1992, Mr. Levanson was a Research Analyst at the Capital Management Group, Folger Nolan Fleming Douglas, Inc. from 1990-1992. Mr. Levanson received his BS degree in Finance from the University of Florida and his MBA in 1996 from the Darden School at the University of Virginia.

T. Perry Williams, CFA, is a portfolio manager for the Fund. Mr. Williams, President, Director of Research, and Executive Managing Director, has worked for the Adviser since 2004. Mr. Williams initially joined the Adviser as a Director of Client Relations in 2004, and he transitioned to the Investment Team in 2006. Prior to joining the Adviser in 2004, Mr. Williams served as a Principal and Consultant at Mercer Investment Consulting, Inc. from 1995-2004. Mr. Williams received his BS degree in Finance from the University of Virginia in 1994 and his Master of Management degree in 1999 from the Kellogg Graduate School of Management at Northwestern University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Investor Class Shares of the Fund.

Investor Class Shares are for individual and institutional investors.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

How to Purchase Fund Shares

To purchase shares directly from the Fund, complete and send in the application. If you need an application or have questions, please call 1-888-826-5646.

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

You may also buy shares through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through a financial intermediary, you will have to follow its procedures, which may be different from the procedures for investing directly. Your financial intermediary may charge a fee for its services in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your financial intermediary. Please contact your financial intermediary for more information.

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The Fund reserves the right to suspend all sales of new shares or to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest By Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the share class and the Fund’s name. Make your check payable to “Sands Capital Global Growth Fund.”

Regular Mail Address

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

Sands Capital Global Growth Fund

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, first call 1-888-826-5646 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund’s name, share class and your account number).

Wiring Instructions

UMB Bank, N.A.

ABA #101000695

Sands Capital Global Growth Fund

DDA Account #9870523965

Ref: Fund name/share class/account number/account name

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By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $250. To cancel or change a plan, write to the Fund at: Sands Capital Global Growth Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: Sands Capital Global Growth Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

General Information

You may purchase shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The price per share will be the NAV next determined after the Fund receives your purchase order in proper form. “Proper form” means that the Fund was provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of the Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution (defined below), orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

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Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Fund Calculates NAV

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

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Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Minimum Investments

To purchase Investor Class Shares of the Fund for the first time, including an initial purchase through an IRA, you must invest at least $100,000. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.

Fund Codes

The reference information listed below will be helpful to you when you contact the Fund to purchase Investor Class Shares, check daily NAV or obtain additional information.

Fund Name	Share Class	Ticker Symbol	CUSIP	Fund Code
Sands Capital Global Growth Fund	Investor	SCGVX	00769G402	1290

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-826-5646.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to close your account, or have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-888-826-5646 for more information.

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The sale price will be the NAV next determined after the Fund receives your request in proper form.

Receiving Your Money

Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request. The Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

By Mail

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

•	The Fund name;

•	The share class;

•	The account number;

•	The dollar amount or number of shares you wish to redeem;

•	The account name(s); and

•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

Sands Capital Global Growth Fund

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

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The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $100,000, you may transfer as little as $250 per month from your account to another financial institution. To participate in this service you must complete the appropriate sections of the account application and mail it to the Fund.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in-kind to discourage short term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $100,000 because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. If your shares are redeemed for this reason within 90 days of their purchase, the redemption fee will not be applied.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The redemption fee is deducted from the Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s.

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The Fund reserves the right to reduce all or a portion of the redemption fee in its discretion when it believes such reduction is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

How to Exchange Fund Shares

At no charge, you may convert Investor Class Shares of the Fund directly to Institutional Class Shares of the Fund, subject to the fees and expenses of Institutional Class Shares, and provided that you meet the eligibility requirements applicable to investing in Institutional Class Shares, as set forth in the Institutional Class Shares prospectus. An exchange between share classes of the Fund is not a taxable event.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Other Policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

Because the Fund may invest in mid-cap securities, which often may trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market price of these types of securities.

In addition, because the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see “How the Fund Calculates NAV.”

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The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than five (5) “round trips” into or out of the Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	The Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in “Redemption Fee”).

•	The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

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The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

22

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder's financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-888-826-5646.

Payments to Financial Intermediaries

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Shareholder Servicing Plan

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Fund’s Investor Class Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

23

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Dividends and Distributions

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

You should always consult your tax advisor for specific guidance regarding the U.S. federal, state and local tax effects of your investment in the Fund. The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

24

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of shares of the Fund may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use a default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

25

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

26

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Investor Class Shares of the Fund. The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information contained in the table reflects the financial results for a single Investor Class Share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming all dividends and distributions were reinvested. The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm for the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Fund, which is available upon request by calling the Fund at 1-888-826-5646.

27

Selected Per Share Data & Ratios

For a Share Outstanding Throughout The Year

	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Year	$18.46	$17.69	$18.09	$16.87	$13.24
Income from Investment Operations:
Net Investment Income (Loss)†	(0.14)	(0.10)	(0.10)	(0.07)	0.06
Net Realized and Unrealized Gain	5.53	0.87	— *	1.59	3.71
Total from Investment Operations	5.39	0.77	(0.10)	1.52	3.77
Dividends and Distributions from:
Net Investment Income	—	—	(0.04)	—	(0.12)
Net Realized Gains	—	—	(0.26)	(0.30)	(0.02)
Total Dividends and Distributions	—	—	(0.30)	(0.30)	(0.14)
Net Asset Value, End of Year	$23.85	$18.46	$17.69	$18.09	$16.87
Total Return††	29.20%	4.35%	(0.56)%	9.16%	28.71%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$8,484	$6,450	$6,053	$8,210	$4,201
Ratio of Expenses to Average Net Assets	1.23%	1.24%	1.29%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.23%	1.24%	1.29%	1.38%	1.55%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.66)%	(0.57)%	(0.57)%	(0.41)%	0.42%
Portfolio Turnover Rate	24%	20%	18%	24%	33%

*	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

†	Per share calculations were performed using average shares for the period.

††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses, as applicable.

Amounts designated as “—” are $0.00 or round to $0.00 per share

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The Advisors’ Inner Circle Fund

Sands Capital Global Growth Fund

Investment Adviser

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, Virginia 22209

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about The Advisors’ Inner Circle Fund and the Sands Capital Global Growth Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Fund’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-888-826-5646

By Mail: Write to us at:

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, Missouri 64121-9009

By E-Mail: sandscapfunds@seic.com

By Internet: www.sandscapital.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-06400.

SAN-PS-001-0900

STATEMENT OF ADDITIONAL INFORMATION

SANDS CAPITAL GLOBAL GROWTH FUND

(Institutional Class Shares Ticker Symbol: SCMGX)

(Investor Class Shares Ticker Symbol: SCGVX)

a series of THE ADVISORS’ INNER CIRCLE FUND

March 1, 2018

Investment Adviser:

SANDS CAPITAL MANAGEMENT, LLC

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the Sands Capital Global Growth Fund (the “Fund”). This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectuses dated March 1, 2018, as they may be amended from time to time (the “Prospectuses”). Capitalized terms not defined herein are defined in the Prospectuses. The most recent Annual Report for the Fund, which includes the Fund’s audited financial statements dated October 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectuses or Annual Report free of charge by writing to the Fund at P.O. Box 219009, Kansas City, Missouri 64121 or by calling 1-888-826-5646.

ii

THE TRUST

General. The Fund is a series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate SAIs.

Description of Multiple Classes of Shares. The Trust is authorized to offer shares of the Fund in Institutional Class and Investor Class Shares. The different classes provide for variations in certain shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectuses. The Trust reserves the right to create and issue additional classes of shares. For more information on shareholder servicing expenses, see the “Payments to Financial Intermediaries” section in this SAI.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective and principal investment strategies are described in the Prospectuses. The following information supplements, and should be read in conjunction with, the Prospectuses. For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

Sands Capital Global Growth Fund. The Fund seeks long-term capital appreciation. This investment objective is non-fundamental, and may be changed without shareholder approval. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

S-1

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectuses, the Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Fund may also invest in derivatives with the goal of protecting itself from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Fund’s investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the U.S. Securities and Exchange Commission (“SEC”) and its staff. The Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivatives instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund’s coverage requirements.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the Fund must either operate within certain guidelines and restrictions with respect to the Fund's use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Fund’s investment strategies and may adversely affect the Fund’s performance.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

S-2

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value (“NAV”), each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

•	Purchasing Put and Call Options

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

S-3

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	Allowing it to expire and losing its entire premium;

•	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•	Closing it out in the secondary market at its current price.

•	Selling (Writing) Put and Call Options

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted to write only “covered” options. At the time of selling a call option, the Fund may cover the option by owning, among other things:

•	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

•	A call option on the same security or index with the same or lesser exercise price;

•	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

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•	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

•	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the option by, among other things:

•	Entering into a short position in the underlying security;

•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

•	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•	Maintaining the entire exercise price in liquid securities.

•	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

•	Options on Credit Default Swaps

An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

•	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

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The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

•	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Fund may use foreign currency options given the same circumstances under which it could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which the Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

•	Combined Positions

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

•	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

•	Do not require an initial margin deposit; and

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•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

•	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Equity-Linked Securities. The Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Participatory Notes (“P-Notes”). P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

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In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive the same voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

•	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

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•	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

•	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

•	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

•	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

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•	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by the Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

•	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•	a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

•	differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

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Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•	have to purchase or sell the instrument underlying the contract;

•	not be able to hedge its investments; and/or

•	not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•	the facilities of the exchange may not be adequate to handle current trading volume;

•	equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

•	investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Fund is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

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Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The Fund’s use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;

•	fiscal and monetary policies; and

•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Fund’s use of derivatives, and adversely impact the Fund’s ability to achieve its investment objective. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Equity Securities (U.S. and Foreign)

Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

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•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

A low exercise price warrant (“LEPW”) is a type of warrant with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a LEPW effectively pays the full value of the underlying common stock at the outset. As in the case of any exercise of warrants, there may be a time delay between the time a holder of LEPWs gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•	Large and Medium Capitalization Issuers. Large capitalization companies may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities. Investing in equity securities of medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

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•	Initial Public Offerings (“IPOs”). The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. The Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

Foreign securities are debt and equity securities of issuers organized or located outside of the United States. The markets in which these securities are traded can be developed or emerging. Consistent with its investment strategies, the Fund can invest in foreign securities in a number of ways:

•	It can invest directly in foreign securities denominated in a foreign currency;
•	It can invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments; and
•	It can invest in investment funds.

Types of Foreign Securities:

American Depositary Receipts. ADRs as well as other “hybrid” forms of ADRs, including EDRs and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. European Depositary Receipts are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

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Emerging Markets. An “emerging country” is generally a country that the MSCI Barra would consider to be an emerging or developing country. The MSCI Barra classifies countries as being located in emerging markets based on three criteria: economic development, size and liquidity, and market accessibility. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, Hong Kong, Singapore, New Zealand and most nations located in Western Europe.

Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•	Have relatively unstable governments;
•	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;
•	Offer less protection of property rights than more developed countries; and
•	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

•	The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

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•	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;
•	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;
•	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and
•	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

Stock Exchange and Market Risk. The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

•	are generally more volatile than, and not as developed or efficient as, those in the United States;
•	have substantially less volume;
•	trade securities that tend to be less liquid and experience rapid and erratic price movements;
•	have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;
•	employ trading, settlement and custodial practices less developed than those in U.S. markets; and
•	may have different settlement practices, which may cause delays and increase the potential for failed settlements.

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Foreign markets may offer less protection to shareholders than U.S. markets because:

•	foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

•	adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

•	in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

•	over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

•	economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

•	restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk. While the Fund denominates its NAV in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

•	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;
•	Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;
•	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
•	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;
•	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and
•	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

Money Market Securities. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organizations (“NRSRO”), such as Standard & Poor’s Ratings Service (“S&P”) or Moody’s Investor Service (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

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Debt Securities

U.S. Government Securities. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10 percent annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

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Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Bank Obligations. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions in order to increase its income. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

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Exchange Traded Funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the securities comprising the index which an index ETF is designed to track or the other holdings of an active or index ETF, although lack of liquidity in an ETF could result in it being more volatile than the tracked index or underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also “Securities of Other Investment Companies” below.

Securities of Other Investment Companies. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, SPDR, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex and First Trust exchange-traded funds (collectively, the "ETFs") and procedures approved by the Board, the Fund may invest in these ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither these ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

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Restricted Securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the “1933 Act”) or an exemption from registration. The Fund may invest in Section 4(a)(2) commercial paper, which is issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(a)(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Legal, Tax, and Regulatory Risks. Legal, tax and regulatory changes and developments may adversely affect the Fund. New or modified laws, regulations, rules, legislation or similar guidance may be issued by U.S. or foreign regulators or other government authorities or self-regulatory organizations that oversee the financial markets. Such new or modified laws, regulations, rules or similar guidance may have an adverse effect on the investments and the performance of the Fund.

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Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT LIMITATIONS

Fundamental Policies

The following are fundamental policies of the Fund. Fundamental policies cannot be changed without the consent of the holders of a majority of the Fund’s outstanding shares. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Fund may not:

1.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

In addition to the investment objective of the Fund, the following investment limitations of the Fund are non-fundamental and may be changed by the Board without shareholder approval:

The Fund may not:

1.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending, as described in its SAI.

2.	Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts (“REITs”)), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

3.	Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as short sales, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

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Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Commodities and Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or real estate, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER

General. Sands Capital Management, LLC (“Sands” or the “Adviser”) is an independent, employee-owned professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended. Sands was initially formed as a Sub-Chapter S-Corporation in 1992 and converted to a Delaware limited liability company in 2005. Its principal place of business is located at 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. As of December 31, 2017, Sands had approximately $41.3 billion in assets under management.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Fund. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund, or by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive or reduce fees and reimburse expenses in order to keep net operating expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.10% and 1.35% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively (the “expense caps”), until March 31, 2019. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and an expense cap to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

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For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the Adviser the following advisory fees:

Contractual Advisory Fees			Fees Waived by the Adviser			Total Fees Paid to the Adviser (After Waivers)
2015	2016	2017	2015	2016	2017	2015	2016	2017
$6,084,369	$8,089,646	$9,221,972	$0	$0	$0	$6,084,369	$8,089,646	$9,221,972

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts managed, the dollar range of the Fund shares owned and how the portfolio managers are compensated.

Compensation. The Adviser compensates the portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a salary, qualitative bonus, and a profit sharing and 401(k) plan. Additional compensation may be in the form of an investment results bonus and equity in the Adviser. Salary is benchmarked to be competitive with the industry worldwide. The qualitative bonus is based on a target set at the beginning of the year and on each individual’s responsibilities and objectives that are agreed upon at the beginning of each year. At the end of the year, this bonus is paid out after a form review of the individual’s actual contribution to investment performance and client service work. The investments result bonus is calculated from the performance variance of the Adviser’s composite returns and their respective benchmarks over 1, 3 and 5 year periods, weighted towards the 3 and 5 year results.

Fund Shares Owned by Portfolio Managers. The Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares Owned[1]
David E. Levanson, CFA	Over $1,000,000
Sunil H. Thakor, CFA	$500,001 - $1,000,000
T. Perry Williams, CFA	$100,001 - $500,000

1	Valuation date is October 31, 2017

Other Accounts. In addition to the Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

Name	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Billions)	Number of Accounts	Total Assets (in Bllions)	Number of Accounts	Total Assets (in Billions)
David E. Levanson, CFA	1	$1.8	5	$5.9	25[1]	$7.9
Sunil H. Thakor, CFA	2	$1.9	5	$5.9	26[1]	$7.9
T. Perry Williams, CFA	1	$1.8	5	$5.9	25[1]	$7.9

1	Includes 5 accounts managed with a performance-based fee, representing approximately $1.7 billion in assets.

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar, different, or overlapping investment objectives and strategies as the Fund, and such accounts may be managed by one, or any combination of portfolio managers. Therefore, a potential conflict of interest may arise as a result of the similar, different, or overlapping investment objectives and strategies, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of the Fund’s trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures intended to result in the fair and equitable allocation of investment opportunities among the Adviser’s clients over time.

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THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums. For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following amounts for these services:

Administration Fees Paid
2015	2016	2017
$810,491	$910,762	$1,008,395

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested parties” of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.25% of average daily net assets of Investor Class Shares of the Fund will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and/or administrative services or similar non-distribution services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Fund; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Fund; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Fund on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Fund may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

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THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, 02109-3661 (the “Custodian”), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

The Fund did not engage in securities lending activities during the fiscal year ended October 31, 2017.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

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The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

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The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

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Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	None	None
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None

1	Valuation date is December 31, 2017.

2	The Fund is the only fund in the family of investment companies.

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Board Compensation. The Trust paid the following fees to the Trustees during the Fund’s most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$111,968	N/A	N/A	$111,968 for service on one (1) board
Johnson	$111,968	N/A	N/A	$111,968 for service on one (1) board
Krikorian	$120,541	N/A	N/A	$120,541 for service on one (1) board
Speca	$111,968	N/A	N/A	$111,968 for service on one (1) board
Sullivan	$126,189	N/A	N/A	$126,189 for service on one (1) board

1	All funds in the Fund Complex are series of the Trust.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

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PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

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Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

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TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies (“RICs”), such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Qualification as a Regulated Investment Company. The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

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The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over by the Fund indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. The Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income.

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Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund. The Fund will report annually to its shareholders the federal tax status of all distributions made by the Fund.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges, or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

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U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund will use a default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of the Fund’s shares may not be changed after the settlement date of each such sale of the Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Certain derivative investments by the Fund, such as exchange-traded products and over-the-counter derivatives, may not produce qualifying income for purposes of the “Qualifying Income Test” described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that it is adequately diversified under the Asset Test. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the “Asset Test” with respect to such derivatives.

The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

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If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Certain Foreign Currency Tax Issues. The Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. At times, a significant portion of the Fund’s returns (both positive and negative) may be attributable to investments in such currency forward contracts. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

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Backup Withholding. The Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

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Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

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For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

Aggregate Dollar Amount of Brokerage Commissions Paid
2015	2016	2017
$518,879	$252,971	$321,126

Brokerage Selection. The Adviser does not expect to use one particular broker or dealer and makes selections of brokers and dealers based on the chosen broker’s or dealer’s ability to provide best execution of securities transactions. While not defined by statute or regulation, “best execution” generally means seeking the best qualitative execution of transactions considering all relevant factors. While it is the Adviser’s policy to seek best execution for securities transactions, the Adviser is not obligated to obtain the lowest possible commission cost.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Adviser has entered into client commission sharing arrangements (“CSAs”) that it believes are consistent with the requirements of Section 28(e) of the Securities Exchange Act of 1934. Under the CSAs, the Adviser obtains soft dollar benefits by arranging with executing brokers to allocate a portion of total commissions paid to a pool of “credits” maintained by the broker that can be used to obtain soft dollar benefits made available by third-party service providers. After accumulating a number of credits within the pool, the Adviser may direct the broker to use those credits to pay appropriate third-party service providers for eligible soft dollar benefits made available to the Adviser by the broker.

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For the fiscal year ended October 31, 2017, the Fund paid the following commissions on brokerage transactions directed to brokers because of research services provided to the Adviser:

Total Dollar Amount of Brokerage Commissions for Transactions Directed to Brokers Providing Research Services	Total Dollar Amount of Transactions Directed to Brokers Providing Research Services
$263,518	$475,263,554

As of January 1, 2018, the Adviser seeks to use its own resources to pay for all research services, either directly or through reimbursements to the Fund.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund did not pay any aggregate brokerage commissions on Fund transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal year ended October 31, 2017, the Fund did not hold any securities of its regular brokers or dealers.

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2016 and 2017, the Fund’s portfolio turnover rates were as follows:

Portfolio Turnover Rates
2016	2017
20%	24%

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PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of the Fund’s shareholders, and include procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (“Adviser CCO”) to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser CCO, either directly or through reports by the Fund’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s NAV (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to the Fund’s shareholders. The Fund’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q, and the Fund’s complete schedule of investments following the second and fourth fiscal quarters is available in Shareholder Reports filed with the SEC on Form N-CSR.

Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to the Fund’s shareholders but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its Form N-CSR will be available without charge, upon request, by calling 1-888-826-5646.

In addition, the Fund provides information about its top ten holdings, updated as of the most recent calendar quarter on the internet at http://www.sandscapital.com. This information is generally provided within 30 days after each calendar quarter and is available on the Fund’s fact sheets. The Adviser may exclude any portion of the Fund’s portfolio holdings from such publication when deemed to be in the best interest of the Fund.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator or transfer agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Fund’s policies and procedures provide that the Adviser’s CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser’s CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund’s shareholders and that to the extent conflicts between the interests of the Fund’s shareholders and those of the Fund’s Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Fund’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

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The Fund’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipients of the Fund’s portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of the fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Board may create additional series or classes of shares. All consideration received by the Trust for shares of any funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at http://www.sec.gov.

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CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1 (each a “Code of Ethics” and together the “Codes of Ethics”). These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of any class of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of the Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Investor	44.42%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	Investor	37.62%
PERSHING LLC P O BOX 2052 JERSEY CITY, NJ 07303-2052	Investor	8.47%
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE, WI 53212-3958	Institutional	23.62%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	Institutional	14.89%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Institutional	9.28%
STATE STREET BANK AND TRUST CO FBO ANGELES GLOBAL EQUITY OPPORTUNITIES FUND LLC ATTN REGISTRATION SERVICES MANAGER 30 ADELAIDE ST E STE 1100 TORONTO, ONTARIO M5C 3G6	Institutional	8.79%

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ALASKA ELECTRICAL PENSION FUND 701 E TUDOR RD STE 200 ANCHORAGE, AK 99503-7458	Institutional	7.59%
MERCY HEALTH 1701 MERCY HEALTH PL CINCINNATI, OH 45237-6147	Institutional	5.94%
JOHN TEMPLETON FOUNDATION 300 CONSHOHOCKEN STATE RD STE 500 CONSHOHOCKEN, PA 19428-3815	Institutional	5.44%

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

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Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

A-3

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

A-4

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

A-5

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

A-6

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

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F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

Sands Capital Management, LLC

Proxy Voting Policy and Procedures

Most Recent Amendment: June 2017

Implementation Date: November 2006

Issue

Rule 206(4)-6 under the Advisers Act requires registered investment advisers to adopt and implement written policies and procedures reasonably designed to ensure advisers vote proxies in the best interest of their clients. The procedures must address material conflicts that may arise in connection with proxy voting. Rule 206(4)-6 further requires advisers to describe to clients their proxy voting policies and procedures and to provide copies of such policies and procedures to clients upon their request. Lastly, the Rule requires advisers to disclose how clients may obtain information on how the adviser voted their proxies.

To comply with Rule 206(4)-6, Sands Capital Management, LLC (“SCM”) has adopted and implemented this Policy and the procedures described herein.

Policy

SCM’s policy is to vote client proxies in the best interest of its clients. Proxies are an asset of a client, which must be treated by SCM with the same care, diligence and loyalty as any asset belonging to a client. In voting proxies SCM should consider the short- and long-term implications of each proposal. In voting proxies, SCM typically is neither an activist in corporate governance nor an automatic supporter of management. However, because SCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, SCM believes that voting proxy proposals in the client’s best economic interests usually means voting with the recommendations of these management teams. Any specific voting instructions provided by an advisory client or its designated agent in writing will supersede this Policy. Clients with their own general or specific proxy voting and governance policies may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s expense.

Proxy Committee

SCM has established a Proxy Committee, which consists of four permanent members: the Chief Administrative Officer (“CAO”), the Chief Compliance Officer (“CCO”), a Director of Client Relations, and a member of the Directing Research Team (the “DRT”). The Proxy Committee meets at least annually, and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The CAO acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for: (i) the oversight and administration of proxy voting on behalf of SCM’s clients, including developing, authorizing, implementing and updating this Policy and the procedures described herein; (ii) overseeing the proxy voting process, including reviewing reports on proxy voting activity at least annually, and as necessary, to fulfill its responsibilities; and (iii) engaging and overseeing third-party service provider(s), as necessary or appropriate, to ensure SCM receives the applicable proxy statements or to provide SCM information, research or other services to facilitate SCM’s proxy voting decisions.

The Proxy Committee has developed a set of criteria to be used when evaluating proxy issues. These criteria and general proxy voting guidelines are set forth in the Proxy Voting Guidelines, which are attached hereto as Attachment A (the “Guidelines”). The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proposal incorporates considerations specific to the company whose proxy is being voted.

Procedures for Identification and Voting of Proxies

The following procedures are designed to resolve material conflicts of interest before voting client proxies.

1.	SCM maintains a list of all clients for which it votes proxies. The list may be maintained either in hard copy or electronically, and is updated by the Investment Operations Team, which obtains proxy voting information from client agreements or internal account onboarding documentation.

2.	As part of the account opening procedure, the Investment Operations Team will note whether or not SCM is responsible for voting proxies for the client.

3.	Where SCM has the authority to vote proxies, the Investment Operations and Client Relations Teams will work with the client to ensure that SCM is designated to receive proxy voting materials from companies or intermediaries.

4.	SCM has retained one or more third parties to assist in the coordination, voting and recordkeeping of proxies.

5.	The CAO, through a proxy voting designee working as a proxy administrator, receives all proxy voting materials and has overall responsibility for ensuring that proxies are voted and submitted in a timely manner.

6.	SCM’s Investment Research Team (the “Research Team”) is responsible for reviewing proxy proposals for portfolio securities. Prior to a proxy voting deadline, the appropriate Research Team member will make a determination as how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, a Research Team member may consider information from a number of sources, including management of the company, shareholder groups and independent proxy research services.

7.	SCM Staff Members involved in the process are responsible for assessing whether there is any material conflict between the interests of SCM or its affiliates or associates and the interests of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this Policy.

8.	If no material conflicts of interest has been identified, SCM will vote proxies according to this Policy (including by not voting if SCM deems that to be in its clients’ best interest).

9.	Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

10.	SCM is not required to vote every client proxy provided that electing not to vote is consistent with SCM’s fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client. See Proxies of Certain Global Issuers below.

11.	SCM may process certain proxies without voting them or may systematically vote with management. Examples include, without limitation, proxies issued by companies SCM has decided to sell, proxies issued for securities that SCM did not select for a client portfolio, such as, securities that were selected by a previous adviser, unsupervised or non-managed securities held in a client’s account (such as ETFs), money market securities, or other securities selected by clients or their representatives other than SCM.

12.	In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in SCM’s files.

13.	The CAO and the applicable Research Team member must report any attempts by SCM’s personnel to influence the voting of client proxies in a manner that is inconsistent with this Policy, as well as any attempts by persons or entities outside SCM seeking to influence the voting of client proxies. Reporting shall be made to the CCO, or if the CCO is the person attempting to influence the voting, then to SCM’s General Counsel.

14.	All proxy votes will be recorded and the following information must be maintained:

•	The name of the issuer of the portfolio security;
•	The security identifier of the portfolio holding.
•	The Council on Uniform Securities Identification Procedures (“CUSIP”) or similar number, in each case, if any, for the security;
•	The shareholder meeting date;
•	The number of shares SCM is voting firm-wide;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether or not SCM cast its vote on the matter;
•	How SCM voted (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
•	Whether SCM cast its vote with or against management; and
•	Whether any client requested an alternative vote of its proxy.

Loaned Securities

If a client participates in a securities lending program, SCM will not be able to vote the proxy of the shares out on loan. SCM will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment (a “Significant Event”), SCM may request a client to recall securities that are on loan if SCM determines that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities. The Research Team member who is responsible for voting the proxy will notify the Proxy Committee in the event they believe a recall of loaned securities is necessary.

In determining whether a recall of a security is warranted, SCM will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. SCM may use third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event. From time to time, the Proxy Committee will deem certain matters to be Significant Events and will adjust the foregoing standard accordingly.

Proxies of Issuers in Certain Countries

It is SCM’s policy to seek to vote all proxies for client securities over which it has proxy voting authority where SCM can reasonably determine that voting such proxies will be in the best interest of its clients.

Voting proxies of issuers in certain countries may give rise to a number of administrative or operational issues that may cause SCM to determine that voting such proxies are not in the best interest of its clients or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

•	SCM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.

•	A market may require SCM to provide local agents with a power of attorney or consularization prior to implementing SCM’s voting instructions.

•	Proxy materials may not be available in English.

•	SCM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor.

•	Proxy voting in certain countries may require “share blocking.” In such cases, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, SCM believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required SCM generally elects not to vote those shares. The applicable Research Team member in conjunction with the Proxy Committee retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

The rationale for not voting a client proxy must be documented and the documentation must be maintained in SCM’s files.

Conflicts of Interest

The following potential conflicts of interest have been identified:

•	SCM provides services to an institutional client, or is in the process of being engaged to provide services to an institutional client that is affiliated with an issuer that is held in the SCM’s client portfolios. For example, SCM may be retained to manage Company A’s pension fund, where Company A is a public company and SCM’s client accounts hold shares of Company A. Another example is SCM’s clients may hold an investment in an issuer affiliated with an adviser of a fund vehicle sub-advised by SCM.

•	SCM provides services to an individual, or is in the process of being engaged to provide services to an individual, who is an officer or director of an issuer that is held in SCM’s client portfolios;

•	A Staff Members maintain a personal or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a Staff Member may be a high-level executive of an issuer that is held in SCM’s client portfolios. The spouse could attempt to influence SCM to vote in favor of management; and

•	SCM or a Staff Member personally owns a significant number of an issuer’s securities that are also held in SCM’s client portfolios. The Staff Member may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by this Policy. The Staff Member could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to this Policy.

Due to the difficulty of predicting and identifying all material conflicts, Staff Members are responsible for notifying the CAO or the CCO of any material conflict that may impair SCM’s ability to vote proxies in an objective manner. Upon such notification, the CAO or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee will also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to SCM’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then SCM may vote the proxy in accordance with the recommendation of the relevant Research Team member.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, SCM may: (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to clients that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how SCM will vote on the proposal (or otherwise obtain instructions from the client as to how to vote the proxy).

Recordkeeping

SCM must maintain the documentation described in the following section for a period of not less than five years in an easily accessible place, the first two years at its principal place of business. The CAO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Outside third party request to review proxy votes:

•	Staff Members must be thoughtful and cautious in sharing how SCM plans to vote its clients’ proxies. Until the vote has been cast and the relevant shareholder meeting has transpired, SCM generally treats information about SCM’s voting as confidential. Staff Members may not disclose SCM’s vote prior to the meeting or commit to any third party to vote a certain way without the prior consent of the CCO or General Counsel. Notwithstanding the previous sentence, Staff Members are permitted to prudently express SCM’s thoughts or opinions on topics in discussions with the relevant companies, advisors (3rd party research providers), and other shareholders prior to voting as a part of SCM’s ongoing education and engagement.

•	Once the vote has been cast and the relevant shareholder meeting has transpired, analysts can choose to share how SCM voted with the relevant company or other shareholders, if necessary, as part of SCM’s ongoing engagement with management and the company’s shareholder base.

•	All disclosures of votes in response to requests for vote information not originating from the company must be approved by the CAO prior to the disclosure of the vote. All written requests must be retained in the permanent file. The CAO or designee will record the identity of the outside third party, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•	As is consistent with SCM’s Advertising and Marketing Policy, all Staff Members must refer inquiries from the press to the Director, Portfolio Analysis and Communications.

Proxy statements received regarding client securities:

•	Upon receipt of a proxy, the relevant Staff Member must copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: SCM is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

•	Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision, must be maintained in accordance with this Policy.

•	Documentation or notes or any communications received from third parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision, must be maintained in accordance with this Policy.

•	Clients are permitted to request their proxy voting record for the 5-year period prior to their request.

Disclosure

SCM will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this Policy and the procedures described herein; and (ii) information about how clients may obtain information on how SCM voted their securities.

Procedures for SCM’s Receipt of Class Actions

SCM will not file “Class Actions” on behalf of any client. If “Class Action” documents are received by SCM from a client’s custodian, SCM will make a commercially reasonable best effort to forward the documents to the client. Likewise if “Class Action” documents are received by SCM from a client, SCM will make a commercially reasonable effort to gather, at the client’s request, any requisite information it has regarding the matter and forward it to the client, to enable the client to file the “Class Action.”

Responsibility

The CAO is responsible for overseeing and implementing this Policy.

Attachment A

PROXY VOTING GUIDELINES

The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors. One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. For routine matters (e.g., those matters that are not expected to measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, and the laws of the state of incorporation of the applicable company), SCM will vote in accordance with the recommendation of management, unless, in SCM’s opinion, such recommendation is not conducive to long term value creation or otherwise in the best interest of its clients. Non-routine matters (e.g., those matters relating to directors’ liability and indemnity proposals; executive compensation plans; mergers, acquisitions, and other restructurings submitted to a shareholder vote; anti-takeover and related provisions; and shareholder proposals) require company-specific and a case-by-case review and analysis. With respect to matters that do not fit in the categories stated below, SCM will exercise its best judgment as a fiduciary to vote in accordance with the best interest of its clients.

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

These votes are made on a case-by-case basis, and SCM may consider the following:

•	Long-term performance record relative to a market index;
•	Composition of board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Board decisions regarding executive pay; and
•	Director compensation.

B. Director and Officer Indemnification and Liability Protection

These votes are evaluated on a case-by-case basis.

C. Voting for Director Nominees in Contest Elections

These are evaluated on a case-by-case basis, and SCM may consider the following:

•	Long-term performance relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Evaluation of what each side is offering shareholders and the likelihood that the proposed objectives and goals can be met; and
•	Stock ownership positions.

D. Size of the Board

Proposals to limit the size of the Board will be evaluated on a case-by-case basis.

II. Auditors

Ratifying Auditors

SCM generally votes for proposals to ratify auditors, unless:

•	an auditor is not independent (i.e., it has a financial interest in or association with the company);
•	there is reason to believe the auditor’s opinion is not accurate or indicative of the company’s financial position;
•	poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; or material weaknesses in internal controls;
•	Evidence that the committee approved an inappropriate indemnification agreement with the auditor; or
•	Non-audit fees are excessive in relation to audit-related fees without adequate explanation.

III. Proxy Contest Defenses

A.	Cumulative Voting

Proposals on cumulative voting are voted on a case-by-case basis. SCM may consider the following, among other, factors: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

B.	Proxy Contests

Votes on proxy contests are made on a case-by-case basis considering the long term financial performance of the company relative to its industry, management’s track record, the qualifications of the shareholder’s nominees, and other factors.

C.	Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

D.	Proxy Access

Shareholder proposals to provide shareholders proxy access are voted on a case-by-case basis taking into account, among other factors:

•	Company-specific factors; and
•	Proposal-specific factors including:
•	the ownership thresholds proposed in the resolutions;
•	the maximum proportion of directors that shareholders may nominate each year; and
•	the method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

IV. Anti-Takeover Issues

SCM conducts an independent review of each anti-takeover proposal. SCM may vote with management when it concludes that the proposal is not onerous and would not harm clients’ interests as shareholders. Anti-takeover issues include the following:

A.	Poison Pills

The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

SCM votes on a case-by-case basis management proposals to ratify a poison pill.

B.	Fair Price Provisions

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a takeover. SCM may consider, among other factors: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Fair price proposals are voted on a case-by-case basis.

C.	Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments are voted on a case-by-case basis.

D.	Superstock

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, a company could propose authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock….” The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

SCM votes on case-by-case basis proposals that would authorize the creation of new classes of “superstock.”

E.	Supermajority Rules

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

Supermajority shareholder vote requirements to approve mergers, amend the charter or bylaws are voted on a case-by-case basis.

F.	Board Classification

A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. In evaluating a classified board proposal, SCM may consider the following factors, among others: (i) the company’s long-term strategic plan; (ii) the extent to which continuity of leadership is necessary to advance that plan; and (iii) the need to guard against takeover attempts.

SCM votes on board classification on a case-by-case basis.

V. Miscellaneous Governance Provision

A.	Approval of Financial Statements

In some markets, companies are required to submit their financial statements for shareholder approval. Approval of financial statements is voted on a case-by-case basis. However, SCM may abstain if the information is not available in advance of the meeting.

B.	Adopting or Amending the Charter, Bylaws, or Articles of Association

SCM votes on a case-by-case basis proposals on adopting or amending the charter, bylaws, or articles of association, and may consider whether:

o	Shareholder rights are protected;
o	There is negligible or positive impact on shareholder value;
o	Management provides sufficiently valid reasons for the amendments;
o	The company is required to do so by law (if applicable); and
o	They are of a housekeeping nature (updates or corrections).

C.	Bundled Proposals

SCM votes on a case-by-case basis bundled or “conditioned” proxy proposals. In this case where items are conditioned upon each other, SCM examines the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, SCM votes against the proposals. If the combined effect is positive, SCM votes for such proposals.

VI. Capital Structure

A.	Common Stock Authorization

SCM votes on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Stock Distributions; Splits and Dividends

SCM votes on a case-by-case basis proposals to increase the common share authorization for a stock split or share dividend.

C.	Debt Restructuring

SCM votes on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VII. Executive and Director Compensation

SCM believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, SCM generally votes with management on such matters. However, SCM may oppose management on a case-by-case basis if it deems a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, SCM believes a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or SCM believes a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that SCM may encounter.

SCM votes on a case-by-case basis items related to executive pay and practices.

A.	Management Say on Pay

“Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation.

SCM votes case-by-case on management proposals seeking approval of advisory vote on executive compensation.

B.	Equity-Based Compensation Plans

A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. SCM believes that executive compensation should be directly linked to the performance of the company.

SCM vote case-by-case on proposals for equity-based compensation plans.

C.	Incentive Bonus Plans and Tax Deductibility Proposals (Section 163(m))

SCM votes on a case-by-case basis on proposals for incentive bonus plans and tax deductibility proposals.

D.	Golden Parachutes

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. SCM recognizes that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

SCM votes on a case-by-case basis proposals to submit severance plans.

E.	Golden Coffins / Executive Death Benefits

Survivor benefit compensation plans, or “golden coffins,” can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

SCM recognizes that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

SCM votes on a case-by-case basis proposals on Golden Coffins / Executive Death Benefits.

VIII. State of Incorporation

A.	Voting on State Takeover Statutes

SCM votes on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.	Voting on Reincorporation Proposals

SCM votes on a case-by-case basis proposals to change a company’s state of incorporation.

IX. Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

SCM votes on a case-by-case basis proposals on mergers and acquisitions.

B.	Corporate Restructuring

SCM votes on a case-by-case basis proposal on corporate restructuring, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

C.	Spin-offs

SCM votes on a case-by-case basis proposals on spin-offs.

D.	Changing Corporate Name

SCM votes on changing the corporate name on a case-by-case basis.

X. Socially Oriented Proposals

A.	Proposals of a Social or Environmental Nature

Consistent with its fiduciary duty to clients, SCM will vote on social and environmental issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position.

SCM considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk, and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. SCM’s Environmental, Social, and Governance Framework describes SCM’s approach to consideration of environmental, social, and governance issues within its processes and ownership practices.

SCM votes on a case-by-case basis proposals regarding environmental or social issues. To do this, SCM uses research reports from SCM’s external proxy advisors, company filings and sustainability reports, research from other investors and non-governmental organizations, and the Research Team.

B.	Political Spending and Lobby Proposals

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. SCM believes that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, SCM may consider the political activities of that company and its peers, the existing level of disclosure, and its view regarding the associated risks. SCM generally believes that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity.

SCM votes on a case-by-case basis proposals regarding political spending and lobbying activities.

The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

THOMSON HORSTMANN & BRYANT MICROCAP FUND

Institutional Class Shares (THBIX)

Investor Class Shares (THBVX)

Investment Adviser:

THOMSON HORSTMANN & BRYANT, INC.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

i

THOMSON HORSTMANN & BRYANT MICROCAP FUND

Fund Investment Objective

The Thomson Horstmann & Bryant MicroCap Fund (the “Fund”) seeks capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares and Investor Class Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares		Investor Class Shares
Management Fees		1.25%		1.25%
12b-1 Fees		None		0.25%
Other Expenses		0.53%		0.79%
Shareholder Servicing Fee	None		0.25%
Other Operating Expenses	0.53%		0.54%
Total Annual Fund Operating Expenses		1.78%		2.29%
Less Fee Waivers and/or Expense Reimbursements[1]		(0.53)%		(0.54)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements		1.25%		1.75%

1	Thomson Horstmann & Bryant, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.25% and 1.75% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until March 29, 2019 (the “expense cap”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 29, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$127	$505	$911	$2,047
Investor Class Shares	$178	$660	$1,172	$2,581

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

In pursuing the Fund’s investment objective, the Adviser seeks to identify and invest Fund assets in equity securities of smaller U.S. companies that, in the Adviser’s opinion, are undervalued in the market. The equity securities in which the Fund invests are primarily common stocks. In addition, the Fund may invest in American Depositary Receipts (“ADRs”). The Fund expects that typically 10% or less of the Fund’s total asset value will be invested in ADRs, as determined at the time of investment. The Adviser may invest in both growth and value stocks. Investments are selected based on an active fundamental process which combines financial analysis and proprietary research to evaluate potential investments’ management and long-term outlook and business strategies.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-capitalization companies. This investment policy may be changed by the Fund without shareholder approval upon 60 days’ prior written notice to shareholders. The Fund considers micro-capitalization companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of companies included in the Russell Microcap Index (the “Index”). As of the May 31, 2017 Index reconstitution, the capitalization range of the Index was $5 million to $2.2 billion. The Adviser expects the Fund’s weighted average market capitalization to be similar to that of the Index, although this may vary at any time. The Fund may, from time to time, focus its investments in one or more sectors represented in the Index.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. This price volatility is the principal risk of investing in the Fund.

Micro-Capitalization Company Risk – Micro-capitalization companies may be newly-formed or in the early stages of development with limited product lines, markets or financial resources. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than small-, mid- and large-capitalization companies and such stocks may be more thinly-traded and thus difficult for the Fund to buy and sell in the market.

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Value Stock Risk – Value investing focuses on companies with stocks that appear undervalued in light of a variety of factors. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

Growth Stock Risk – Growth investing focuses on companies that, in the Adviser’s opinion, have the potential for growth in revenues and earnings. If the Adviser’s assessment of a company’s aptitude for growth is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

Foreign Company Risk – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio.

Sector Focus Risk – Because the Fund’s investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:

•	Financial Services. Companies in the financial services sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain.

•	Health Care. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services.

•	Producer Durables. Companies in the producer durables sector are subject to intense competition, consolidation, domestic and international politics, excess capacity, consumer demand and spending trends and the general state of the economy.

•	Materials. Companies in the materials sector are subject to the level and volatility of commodity prices, exchange rates, depletion of resources, over production, consumer demand, litigation and government regulations.

•	Technology. Companies in the technology sector are subject to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs.

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•	Consumer Discretionary. Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.

•	Consumer Staples. Companies in the consumer staples sector are subject to government regulation and changes in consumer spending, competition, demographics and consumer preferences.

•	Energy. Companies in the energy sector are subject to supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage, general civil liabilities and tax and other governmental regulatory policies.

•	Utilities. Companies in the utilities sector are subject to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with federal and state regulations, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes.

Management Risk – The Adviser’s investment strategy may fail to produce the intended result.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and by showing how the Fund’s Institutional Class Shares’ and Investor Class Shares’ average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.

Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 1-855-THB-FUND.

2013	52.07%
2014	(7.36)%
2015	(9.75)%
2016	33.04%
2017	10.97%

BEST QUARTER	WORST QUARTER
17.11%	(12.55)%
(12/31/2016)	(09/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad based index.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional Class Shares. After-tax returns for Investor Class Shares will vary.

Thomson Horstmann & Bryant MicroCap Fund	1 Year	5 Years	Since Inception (3/30/12)
Fund Returns Before Taxes
Institutional Class Shares	10.97%	13.42%	12.94%
Investor Class Shares	10.46%	12.88%	12.43%
Fund Returns After Taxes on Distributions
Institutional Class Shares	7.12%	12.05%	11.69%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	7.94%	10.35%	10.05%
Russell Microcap Index (reflects no deduction for fees, expenses or taxes)	13.17%	14.29%	13.04%

Investment Adviser

Thomson Horstmann & Bryant, Inc.

Portfolio Managers

Christopher N. Cuesta, Portfolio Manager and Principal, has managed the Fund since its inception in 2012.

Keith Dickinson, Portfolio Manager, has managed the Fund since 2015.

Purchase and Sale of Fund Shares

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000. Each minimum subsequent investment in Institutional Class Shares of the Fund is required to be at least $2,500. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $100. There is no minimum investment amount for subsequent purchases of Investor Class Shares. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail at: Thomson Horstmann & Bryant MicroCap Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: Thomson Horstmann & Bryant MicroCap Fund c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-855-THB-FUND.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

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Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information about Risk

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its goal. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, shares of real estate investment trusts (“REITs”) and ADRs, as well as shares of exchange-traded funds (“ETFs”) that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Foreign Company Risk – Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies may be denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

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Investments in securities of foreign companies (including through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Micro-Capitalization Company Risk – The micro-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these micro-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets or financial resources. Micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Therefore, micro-cap stocks may be more volatile than those of large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market. These securities may be traded over-the-counter or listed on an exchange.

Value Style Risk – Value investing focuses on companies with stocks that appear undervalued in light of a variety of factors. If the Adviser’s assessment of a company’s value or prospects is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is a potential risk of loss by the Fund of its entire investment in such companies. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other funds that use differing investing styles.

Growth Style Risk – The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Sector Focus Risk – Because the Fund’s investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:

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•	Financial Services. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. In addition, the recent deterioration of the credit markets generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

•	Health Care. Companies in the health care sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

•	Producer Durables. Many companies in the producer durables sector convert unfinished goods into finished durables used to manufacture other goods or provide services, including electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include intense competition, consolidation, domestic and international politics, excess capacity, consumer demand and spending trends and the general state of the economy. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

•	Materials. Companies in the materials sector are subject to the level and volatility of commodity prices, exchange rates, depletion of resources, over production, consumer demand, litigation and government regulations. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage, general civil liabilities, and mandated expenditures for safety and pollution control.

•	Technology. Companies in the technology sector are subject to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. The stock prices of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

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•	Consumer Discretionary. Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

•	Consumer Staples. Companies in the consumer staples sector are subject to government regulation and changes in consumer spending, competition, demographics and consumer preferences. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand.

•	Energy. Energy companies develop and produce oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies. Weak demand for energy companies’ products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disasters or terrorist attacks, would adversely impact the Fund’s performance.

•	Utilities. Companies in the utilities sector are subject to increases in fuel and operating costs, rising costs of financing capital construction and the cost of complying with federal and state regulations, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability.

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Management Risk – The investment performance of the Fund depends largely on the skill of key personnel and investment professionals of the Adviser. The Fund’s investment strategy permits investments to be made in a range of issuers, securities, financial instruments and transactions. Within these parameters, the Adviser will make investment decisions for the Fund as it deems appropriate. No assurance can be given that the Fund will be successful in obtaining suitable investments, or that if such investments are made, the objectives of the Fund will be achieved. If key personnel, including key investment or key technical staff, were to leave the Adviser or be unable to perform their duties, the Adviser might not be able to find equally desirable replacements in a timely fashion and the performance of the Fund could, as a result, be adversely affected.

More Information about the Fund’s Objective and Investments

When selecting securities for the Fund, the Adviser attempts to identify securities where the market has undervalued the potential of the company with regards to operating structure and profitability; failed to recognize the inherent value on a cost replacement basis; and overlooked the resulting synergies available with respect to a potential acquisition.

The Adviser selects investments based on a process which combines financial analysis and proprietary research to evaluate potential investments’ management structure and long-term outlook and business strategies. In constructing the Fund’s portfolio, the Adviser uses a bottom-up fundamental research process that utilizes both quantitative and qualitative analysis to identify investment opportunities. The Adviser’s quantitative process screens the potential investment universe to uniquely combine fundamental and valuation factors that are consistent with the Adviser’s investment approach. Candidate companies generally must possess distinguishing characteristics that help define them as leaders within their respective industries, while also demonstrating some form of identifiable positive change in either the underlying business or corporate structure. The Adviser aims to anticipate how such positive changes may affect the income statement, balance sheet or market perception of that particular company.

Qualitative analysis is a by-product of a number of sources, including but not limited to the Adviser’s previous knowledge of a company and/or sector, industry referrals, due diligence such as company visits, as well as general industry research. As part of its qualitative analysis, the Adviser focuses not only on the depth and quality of a company’s management team, but also on management’s economic alignment with the company’s shareholders.

A security may be sold when the Adviser determines: (i) the security’s price is no longer justifiable; (ii) the investment is no longer appropriate for the Fund’s portfolio; or (iii) a company has experienced a fundamental deterioration. In addition, a portion of a security holding may be sold if, due to an increase in value, the holding exceeds a pre-determined percentage of the total market value of the Fund’s portfolio.

The Fund may invest in cash or cash items for investment purposes or pending other investments. These cash items may include a number of money market instruments such as negotiable or non-negotiable securities issued by or short-term deposits with the U.S. and non-U.S. governments and agencies or instrumentalities thereof, bankers’ acceptances, high quality commercial paper, repurchase agreements, bank certificates of deposit, and short-term debt securities of U.S. or non-U.S. issuers deemed to be creditworthy by the Adviser. The Fund may also hold interests in investment vehicles that hold cash or cash items. While investments in cash items generally involve relatively low risk levels, they may produce lower than expected returns, and could result in losses.

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The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may not achieve its investment objective. The Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity to pursue its investment objective.

This Prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies are described in detail in the Fund’s Statement of Additional Information (“SAI”). (For information on how to obtain a copy of the SAI, see the back cover of this Prospectus.) Of course, there is no guarantee that the Fund will achieve its investment goals.

Information about Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

Investment Adviser

Thomson Horstmann & Bryant, Inc., a Delaware corporation formed in 1982, serves as the investment adviser to the Fund. The Adviser is a 100% employee-owned investment management firm with its principal place of business located at 501 Merritt 7, Norwalk, Connecticut 06851. As of December 31, 2017, the Adviser had approximately $774 million in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and reimburse expenses of the Fund in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.25% and 1.75% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until March 29, 2019 (the “expense cap”). To maintain the expense cap, the Adviser may reduce a portion of its management fee and/or reimburse certain expenses of the Fund. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. The contractual expense limitation agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on March 29, 2019. For the fiscal year ended October 31, 2017, the Fund paid advisory fees of 0.71% of its average daily net assets, after fee waivers, to the Adviser.

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A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s Semi-Annual Report to Shareholders dated April 30, 2018, which will cover the period from November 1, 2017 to April 30, 2018.

Portfolio Managers

The Fund is co-managed by a team of investment professionals who are jointly and primarily responsible for the day-to-day management of the Fund.

Christopher N. Cuesta, Portfolio Manager and Principal, joined the Adviser in 2002 and has served as a Portfolio Manager of the Adviser’s micro cap products since 2004, and on the Adviser’s small cap products since 2005. Prior to joining the Adviser, Mr. Cuesta worked for Salomon Smith Barney from 1999 to 2002, and Van Eck Associates from 1995 to 1999. Mr. Cuesta received a BS from Fordham University in 1995 and is a Chartered Financial Analyst.

Keith Dickinson, Portfolio Manager, joined the Adviser in 2010 and is a Portfolio Manager of the Adviser’s micro cap products and Assistant Portfolio Manager on the Adviser’s mid cap and international micro cap products. Prior to joining the Adviser, Mr. Dickinson worked for MBIA and Fitch Ratings. At MBIA, he functioned both as a Healthcare Credit Analyst and as a member of the special situations group doing workouts for distressed public finance issuers. Mr. Dickinson received an MBA from the New York University Stern School of Business in 2009 and a BS from Southern Utah University in 2002.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Related Performance Data of the Adviser

The following table gives the historical performance of all actual, fee-paying accounts, referred to as a “Composite,” managed by the Adviser that have investment objectives, policies and strategies substantially similar to those of the Fund. The Composite does not reflect all of the Adviser’s assets under management. The Adviser maintains a complete list and description of composites, which is available, free of charge, upon request by emailing THBFunds@thbinc.com. Performance is historical and does not represent the future performance of the Fund or of the Adviser.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The performance shown below is calculated in accordance with the Global Investment Performance Standards (“GIPS”®). Additional information regarding the policies for calculating and reporting returns is available upon request.

The accounts that are included in the Composite are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on mutual funds, such as the Fund, by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities and tax laws as the Fund. In addition, the accounts are not subject to the same adverse effects of cash inflows and outflows of investor money that a registered mutual fund such as the Fund may be subject to, and accordingly the performance of the accounts may be higher than for a registered mutual fund managed with substantially the same investment strategy. The Fund’s fees and expenses are generally expected to be higher than those of the accounts included in the Composite. If the Fund’s fees and expenses had been imposed on accounts included in the Composite, the performance shown below would have been lower.

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“Composite Net-of-Fees” performance results are net of all fees, expenses and, if applicable, sales loads or placement fees. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that would be shown for a registered mutual fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance, such as SEC standardized performance methodology, could result in different performance data.

The data does not represent the performance of the Fund.

Year End	Composite Assets		Annual Performance Results (annual total return for calendar years ending December 31)				3 Year Annualized Standard Deviation
	USD (millions)	Number of Accounts	Composite Gross-of-Fees	Composite Net-of-Fees	Benchmark	Composite Dispersion	Composite	Benchmark
2017	$433	Five or fewer	12.06%	10.72%	13.16%	0.08%	14.57%	15.31%
2016	$550	7	34.07%	32.47%	20.36%	0.43%	15.52%	16.83%
2015	$659	8	-8.52%	-9.63%	-5.15%	0.50%	14.28%	14.82%
2014	$873	15	-5.63%	-6.81%	3.64%	0.44%	14.41%	14.31%
2013	$958	11	55.70%	53.85%	45.64%	0.44%	18.70%	17.09%
2012	$393	11	24.14%	22.60%	19.75%	0.46%	21.83%	21.20%
2011	$311	9	-6.85%	-8.06%	-9.27%	0.61%	27.12%	26.10%
2010	$81	Five or fewer	32.36%	30.43%	28.89%	N/A	31.73%	29.02%
2009	$291	Five or fewer	43.81%	42.05%	27.48%	N/A	29.00%	27.48%
2008	$209	Five or fewer	-45.31%	-46.03%	-39.78%	N/A
2007	$403	Five or fewer	6.83%	5.51%	-8.00%	N/A
2006	$389	Five or fewer	16.56%	15.13%	18.34%	N/A
2005	$274	Five or fewer	5.88%	4.57%	4.56%	N/A
2004	$210	Five or fewer	21.14%	19.66%	18.32%	N/A
2003	$168	Five or fewer	66.86%	64.87%	47.25%	N/A
2002	$85	Five or fewer	0.17%	-1.08%	-20.48%	N/A
2001	$38	Five or fewer	25.42%	23.89%	2.49%	N/A
2000	$26	Five or fewer	15.48%	14.06%	-3.03%	N/A
1999	$16	Five or fewer	43.18%	41.45%	21.27%	N/A
1998*	$11	Five or fewer

N/A – Information is not statistically meaningful due to an insufficient number of portfolios in the composite for the entire year.

*	The inception date of the Composite was June 1, 1998.

The Composite contains fully discretionary accounts under management, including those accounts no longer with the Adviser, and for comparison purposes is measured against the Russell Micro Cap Index. Prior to January 1, 2007, the Composite is compared to the Russell 2000 Index. The index was changed to be more representative of the Composite strategy. The minimum account size for this Composite is $1 million.

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The U.S. dollar is the currency used to express performance. Returns are presented gross and net of management fees and include the reinvestment of all income. Net of fee performance was calculated using the highest applicable annual management fee of 1.25% on assets under management (except during the period between January 1, 2010 and February 28, 2011, when the highest management fee was 1.50% on assets under management) applied monthly (excluding performance fees charged on certain accounts). All returns are calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses.

Dispersion is a measure of the statistical distribution of portfolio returns. It is the asset-weighted standard deviation of individual portfolio returns within a composite from the composite return. Dispersion measures are deemed not meaningful when a given composite contains five or fewer portfolios.

Purchasing and Selling Fund Shares

This section tells you how to purchase and sell (sometimes called “redeem”) Institutional and Investor Class Shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

The Fund offers two classes of shares to investors, Institutional Class Shares and Investor Class Shares. Each share class has its own investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Class Shares and Investor Class Shares. Contact your financial intermediary or the Fund for more information about the Fund’s share classes and how to choose between them.

Class Name	Investment Minimums	Fees
Institutional Class Shares	Initial – $100,000 Subsequent – $2,500	No 12b-1 Fee. No Shareholder Servicing Fee.
Investor Class Shares	Initial – $100 Subsequent – None	0.25% 12b-1 Fee. Shareholder Servicing Fee not to exceed 0.25%.

Institutional Class Shares and Investor Class Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

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How to Purchase Fund Shares

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-855-THB-FUND.

All investments must be made by check, Automated Clearing House (“ACH”) or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for excessive trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on excessive trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest By Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund’s name and the share class. Make your check payable to “THB Fund.”

Regular Mail Address

Thomson Horstmann & Bryant MicroCap Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

Thomson Horstmann & Bryant MicroCap Fund

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

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By Wire

To open an account by wire, call 1-855-THB-FUND for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund’s name, the share class and your account number).

Wiring Instructions

UMB Bank, N.A.

ABA # 101000695

Thomson Horstmann & Bryant MicroCap Fund

DDA # 9870523965

Ref: Fund name/share class/account number/account name

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

General Information

You may purchase shares on any Business Day. Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. The Fund’s price per share will be the next determined NAV after the Fund or an authorized institution (as defined below) receives your purchase order in proper form. “Proper form” means that the Fund was provided with a complete and signed account application, including the investor’s social security number or tax identification number and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of the Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

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Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Fund Calculates NAV

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value, as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Fund invests primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which the Fund would price such securities at fair value – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

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Minimum Purchases

To purchase Institutional Class Shares of the Fund for the first time, you must invest at least $100,000. Each minimum subsequent investment in Institutional Class Shares of the Fund is required to be at least $2,500. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $100. There is no minimum investment amount for subsequent purchases of Investor Class Shares. The Fund may accept investments of smaller amounts in its sole discretion.

By Automatic Investment Plan (via ACH) (Investor Class Shares only)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, write to the Fund at Thomson Horstmann & Bryant MicroCap Fund, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Thomson Horstmann & Bryant MicroCap Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

Fund Codes

The reference information listed below will be helpful to you when you contact the Fund to purchase shares of the Fund, check daily NAV or obtain additional information.

Fund Name	Ticker Symbol	CUSIP	Fund Code
Thomson Horstmann & Bryant MicroCap Fund
Institutional Class Shares	THBIX	00769G659	8662
Investor Class Shares	THBVX	00769G642	8661

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-855-THB-FUND.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

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Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-855-THB-FUND for more information.

The sale price of each share will be the next determined NAV after the Fund receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

•	The Fund name;
•	The share class;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

Thomson Horstmann & Bryant MicroCap Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

Thomson Horstmann & Bryant MicroCap Fund

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

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By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privilege) by completing the appropriate sections of the account application.

Call 1-855-THB-FUND to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH) (Investor Class Shares Only)

If your account balance is at least $5,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

Receiving Your Money

Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request. The Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). The Fund may also redeem in-kind to discourage short term trading of shares. It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $100 with respect to Investor Class Shares and $50,000 with respect to Institutional Class Shares because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirement in its sole discretion. If your Fund shares are redeemed for this reason within 30 calendar days of their purchase, the redemption fee will not be applied.

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Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Payments to Financial Intermediaries

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

Distribution Plan

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Investor Class Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Investor Class Shares of the Fund is 0.25%.

Shareholder Servicing Plan

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Fund’s Investor Class Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

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The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund invests in micro-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than three (3) “round trips” into or out of the Fund over a 90 day period. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

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•	The Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 30 days (subject to certain exceptions as discussed in “Redemption Fee”).

•	The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 30 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

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The redemption fee is applicable to Fund shares purchased either directly from the Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and systems limitations, intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary’s customers.

The Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

 25

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-855-THB-FUND.

Dividends and Distributions

The Fund distributes its net investment income, if any, quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution. Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid in cash. To elect to receive your distribution in cash, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your notice. To cancel your election, simply send written notice to the Fund. Distributions from the Fund will be taxable to shareholders whether received in cash or reinvested in additional shares. Shareholders who reinvest distributions in the Fund will be required to pay taxes on such distributions from other resources.

Taxes

You should always consult your tax advisor for specific guidance regarding the U.S. federal, state and local tax effects of your investment in the Fund. The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

 26

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less and long term if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased by shareholders. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

 27

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

 28

Financial Highlights

The tables that follow present performance information about the Fund. The information is intended to help you understand the Fund’s financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Fund, which is available upon request by calling the Fund at 1-855-THB-FUND.

 29

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year or Period

Institutional Class Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$13.75	$12.52	$14.60	$14.90	$10.34
Income (Loss) from Investment Operations:
Net Investment Loss*	(0.08)	(0.06)	(0.07)	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss)	4.92	1.29	(1.14)	0.03 @	4.74
Total from Investment Operations	4.84	1.23	(1.21)	(0.05)	4.66
Dividends and Distributions:
Net Investment Income	–	–	–	–	(0.04)
Capital Gains	–	–	(0.87)	(0.25)	(0.06)
Total Dividends and Distributions	–	–	(0.87)	(0.25)	(0.10)
Net Asset Value, End of Period	$18.59	$13.75	$12.52	$14.60	$14.90
Total Return†	35.20%	9.82%	(8.80)%	(0.38)%	45.44%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$81,076	$57,320	$56,613	$70,343	$55,741
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.78%	2.00%	1.81%	1.80%	2.65%
Ratio of Net Investment Loss to Average Net Assets	(0.48)%	(0.50)%	(0.52)%	(0.52)%	(0.64)%
Portfolio Turnover Rate	58%	65%	120%	57%	36%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Per share calculations were performed using average shares for the period.
@	The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

 30

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year or Period

Investor Class Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$13.49	$12.35	$14.47	$14.85	$10.33
Income (Loss) from Investment Operations:
Net Investment Loss*	(0.16)	(0.12)	(0.13)	(0.16)	(0.15)
Net Realized and Unrealized Gain (Loss)	4.81	1.25	(1.12)	0.03 @	4.75
Total from Investment Operations	4.65	1.13	(1.25)	(0.13)	4.60
Redemption Fees	–	0.01	0.00 (1)	–	0.00 (1)
Dividends and Distributions:
Net Investment Income	–	–	–	–	(0.02)
Capital Gains	–	–	(0.87)	(0.25)	(0.06)
Total Dividends and Distributions	–	–	(0.87)	(0.25)	(0.08)
Net Asset Value, End of Period	$18.14	$13.49	$12.35	$14.47	$14.85
Total Return†	34.47%	9.23%	(9.18)%	(0.93)%	44.81%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$679	$662	$780	$5,197	$1,637
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	2.29%	2.51%	2.29%	2.31%	3.73%
Ratio of Net Investment Loss to Average Net Assets	(0.97)%	(0.99)%	(0.93)%	(1.06)%	(1.12)%
Portfolio Turnover Rate	58%	65%	120%	57%	36%

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

*	Per share calculations were performed using average shares for the period.
@	The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.
(1)	Amount represents less than $0.01 per share.

 31

The Advisors’ Inner Circle Fund

THOMSON HORSTMANN & BRYANT MICROCAP FUND

Investment Adviser

Thomson Horstmann & Bryant, Inc.

501 Merritt 7

Norwalk, Connecticut 06851

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about the Thomson Horstmann & Bryant MicroCap Fund and The Advisors’ Inner Circle Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: These reports list the Fund’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-855-THB-FUND

By Mail:	Thomson Horstmann & Bryant MicroCap Fund

P.O. Box 219009

Kansas City, Missouri 64121-9009

By Internet:	The Fund does not have a website, but you can obtain the SAI, Annual or Semi-Annual Report by mail or telephone.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors’ Inner Circle Fund’s Investment Company Act registration number is 811-06400.

THB-PS-001-0700

STATEMENT OF ADDITIONAL INFORMATION

THOMSON HORSTMANN & BRYANT MICROCAP FUND

(Institutional Class Shares: THBIX)

(Investor Class Shares: THBVX)

a series of THE ADVISORS’ INNER CIRCLE FUND

March 1, 2018

Investment Adviser:

THOMSON HORSTMANN & BRYANT, INC.

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the Thomson Horstmann & Bryant MicroCap Fund (the “Fund”). This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectus dated March 1, 2018, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Fund, which includes the Fund’s audited financial statements dated October 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus and the Fund’s Annual Report, free of charge, by writing to the Fund at P.O. Box 219009, Kansas City, MO 64121-9009, or calling the Fund at 1-855-THB-FUND.

i

THE TRUST	S-1
DESCRIPTION OF PERMITTED INVESTMENTS	S-2
INVESTMENT LIMITATIONS	S-29
THE ADVISER	S-31
THE PORTFOLIO MANAGERs	S-32
THE ADMINISTRATOR	S-33
THE DISTRIBUTOR	S-34
PAYMENTS TO FINANCIAL INTERMEDIARIES	S-34
THE TRANSFER AGENT	S-36
THE CUSTODIAN	S-36
INDEPENDENT registered public accounting firm	S-36
LEGAL COUNSEL	S-36
SECURITIES LENDING	S-36
TRUSTEES AND OFFICERS OF THE TRUST	S-36
PURCHASING AND REDEEMING SHARES	S-47
DETERMINATION OF NET ASSET VALUE	S-47
TAXES	S-49
FUND TRANSACTIONS	S-56
portfolio holdings	S-59
DESCRIPTION OF SHARES	S-60
SHAREHOLDER LIABILITY	S-60
LIMITATION OF TRUSTEES’ LIABILITY	S-60
PROXY VOTING	S-60
codeS of ethics	S-61
Principal Shareholders and Control Persons	S-61
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIEs and procedures	B-1

March 1, 2018	THB-SX-001-0700

ii

THE TRUST

General. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its: (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses; and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

Description of Multiple Classes of Shares. The Trust is authorized to offer shares of the Fund in Investor Class and Institutional Class Shares. The different classes provide for variations in certain distribution and shareholder servicing expenses and in the minimum investment requirements. Minimum investment requirements are described in the Prospectus. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution and shareholder servicing expenses, see “Payments to Financial Intermediaries” in this SAI.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Trust’s Board of Trustees (each, a “Trustee” and collectively, the “Trustees” or the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

 S-1

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The Fund is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The following information supplements, and should be read in conjunction with, the Prospectus.

The following are descriptions of the permitted investments and investment practices of the Fund and the associated risk factors. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below.

American Depositary Receipts (“ADRs”). ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all of the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

 S-2

For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Equity Securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships (“MLPs”). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate. The Fund may purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

•  Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•  Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•  Royalty Trusts. Royalty trusts are structured similarly to Real Estate Investment Trusts (“REITs”). A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

•  Exchange-Traded Funds (“ETFs”). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”) and iShares®. The Fund could purchase an ETF to gain exposure to a particular market or to manage cash flows. The risks of owning an ETF generally reflect the risks of owning the securities comprising the index which an index ETF is designed to track or the other holdings of an active or index ETF, although lack of liquidity in an ETF could result in it being more volatile than the tracked index or underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also “Securities of Other Investment Companies” below.

 S-3

•  Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•  Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

General Risks of Investing in Stocks. While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

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•	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

•  Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Master Limited Partnerships. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP’s interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector.

MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

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Fixed Income Securities. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund’s NAV.

Foreign Securities. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Emerging Markets. An “emerging market” country is generally a country that the International Bank for Reconstruction and Development (“World Bank”) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNPs”) than more developed countries.

Investment Funds. Some emerging market countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging market countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of Thomson Horstmann & Bryant, Inc. (the “Adviser”)), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their NAV.

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Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

▪	The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

▪	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

▪	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

▪	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

▪	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest, or may restrict the ability of foreign investors to repatriate their investment income and capital gains.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

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Stock Exchange and Market Risk. The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

▪	Are generally more volatile than, and not as developed or efficient as, those in the United States;

▪	Have substantially less volume;

▪	Trade securities that tend to be less liquid and experience rapid and erratic price movements;

▪	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

▪	Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

▪	May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

▪	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

▪	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

▪	In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

▪	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

▪	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

▪	Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk. While the Fund denominates its NAV in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

▪	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

▪	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

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▪	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

▪	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

▪	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

▪	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

Emerging Markets. Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

▪	Have relatively unstable governments;

▪	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

▪	Offer less protection of property rights than more developed countries; and

▪	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Money Market Securities. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

Real Estate Investment Trusts. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

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REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

Real Estate Companies’ Securities. The Fund may be subject to the risks associated with the direct ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences.

U.S. Government Securities. The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

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Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15% instead of the previous 10%, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

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Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Bank Obligations. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Mortgage-Backed Securities. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

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Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Mortgage Dollar Rolls. A mortgage dollar roll involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. The Fund will designate assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Other Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

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The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (“CMOs”) and Collateralized Debt Obligations (“CDOs”). CMOs are one type of mortgage-backed security, which were first introduced in the early 1980’s, and may be issued either by U.S. government instrumentalities or non-government entities. CMOs generally retain many of the yield and credit quality characteristics as mortgage pass-through securities, while reducing some of the disadvantages of pass-throughs. CMOs may be backed by several types of varying mortgage collateral. The most prevalent types of collateral are: U.S. agency (e.g., Ginnie Mae, Fannie Mae, or Freddie Mac) guaranteed mortgage pass-through securities, non-agency guaranteed mortgage loans, and commercial mortgage loans.

Some CMOs are also characterized as a Real Estate Mortgage Investment Conduit (“REMIC”). A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

A key difference between traditional mortgage pass-through securities and CMOs is the mechanics of the principal payment process. Unlike pass-through securities, which simply pay a pro rata distribution of any principal and interest payments from the underlying mortgage collateral, CMOs are structured into multiple classes, each bearing a different stated maturity and each potentially having different credit rating levels. Each class of CMO, often referred to as a “tranche”, may be issued with a specific fixed interest rate or may pay a variable interest rate, which may change monthly. Each tranche must be fully retired by its final distribution date. Generally, all classes of CMOs pay or accrue interest monthly similar to pass-through securities.

The credit risk of all CMOs is not identical and must be assessed on a security by security basis. Generally, the credit risk of CMOs is heavily dependent upon the type of collateral backing the security. For example, a CMO collateralized by U.S. agency guaranteed pass-through securities will have a different credit risk profile compared to a CMO collateralized by commercial mortgage loans. Investing in the lowest tranche of CMO or REMIC certificates often involves risk similar to those associated with investing in non-investment grade rated corporate bonds. Additionally, CMOs may at times be less liquid than a regular mortgage pass-through security.

CDOs are similar to CMOs but may include both mortgage-related and other fixed income securities. They generally are not issued by U.S. government issuers, although the underlying mortgages may be issued or guaranteed by the U.S. government or an agency or instrumentality thereof. They may also include corporate issuers.

The Fund may also invest in resecuritized CMOs (Re-REMICs, for example) or CDOs, in which tranches of existing CMOs or CDOs are combined and used to collateralize new securities. These may be more or less risky than the underlying tranches. The increased complexity of resecuritized pools may result in less transparency, which could heighten the investment risk associated with these investments.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

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Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be advantageous to the Fund. The Fund will in each instance establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

Securities of Other Investment Companies. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

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Pursuant to orders issued by the U.S. Securities and Exchange Commission (the “SEC”) to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR ETFs and procedures approved by the Board, the Fund may invest in these ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither these ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Fund may also invest in derivatives with the goal of protecting itself from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Fund’s investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the SEC and its staff. The Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivatives instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund’s coverage requirements.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Fund’s investment strategies and may adversely affect the Fund’s performance.

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Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily NAV, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

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▪	Purchasing Put and Call Options

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

▪	Allowing it to expire and losing its entire premium;

▪	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

▪	Closing it out in the secondary market at its current price.

▪	Selling (Writing) Put and Call Options

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

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The Fund is permitted to write only “covered” options. At the time of selling a call option, the Fund may cover the option by owning, among other things:

▪	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

▪	A call option on the same security or index with the same or lesser exercise price;

▪	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

▪	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

▪	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the option by, among other things:

▪	Entering into a short position in the underlying security;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

▪	Maintaining the entire exercise price in liquid securities.

▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

•	Options on Credit Default Swaps

An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

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The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Fund may use foreign currency options given the same circumstances under which it could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which the Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

▪	Combined Positions

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

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Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

▪	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

▪	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

▪	Do not require an initial margin deposit; and

▪	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

▪	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

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It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Equity-Linked Securities. The Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

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▪	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

▪	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

▪	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

▪	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

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▪	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the “breakeven inflation rate”) the investor agreed to pay at the initiation of the swap.

▪	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by the Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

▪	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

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Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

▪	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

▪	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

▪	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

▪	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

▪	Have to purchase or sell the instrument underlying the contract;

▪	Not be able to hedge its investments; and/or

▪	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

▪	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

 S-25

▪	The facilities of the exchange may not be adequate to handle current trading volume;

▪	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

▪	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Fund is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The Fund’s use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

▪	Actual and anticipated changes in interest rates;

▪	Fiscal and monetary policies; and

▪	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

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Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Fund’s use of derivatives, and adversely impact the Fund’s ability to achieve its investment objective. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (i.e. within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not hold more than 15% of its net assets in illiquid securities.

Restricted Securities. The Fund may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the “1933 Act”), or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in to the Adviser.

Short Sales. As consistent with the Fund’s investment objective, the Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

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Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

When-Issued, Delayed-Delivery and Forward-Delivery Transactions. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward-delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

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INVESTMENT LIMITATIONS

Fundamental Policies

In addition to the Fund’s investment objective, the following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The Fund may not:

1.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following limitations are non-fundamental and may be changed by the Board without shareholder approval.

The Fund may not:

1.	Purchase an investment if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid securities.

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2.	Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets, the Fund will not make any further investments.

3.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies and (ii) enter into repurchase agreements.

4.	Purchase or sell real estate, except that the Fund may purchase: marketable securities issued by companies which own or invest in real estate (including REITs).

5.	Purchase or sell physical commodities or commodities contracts based on physical commodities, except that the Fund may purchase marketable securities issued by companies which own or invest in physical commodities or commodities contracts based on physical commodities.

Additionally,

6.	The Fund may not change its investment strategy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of micro-capitalization companies at the time of purchase without 60 days’ prior written notice to shareholders.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. Under normal circumstances, if such a change in values or assets causes the Fund to not adhere to a percentage restriction, the Fund will only make investments that will bring it toward meeting such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

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Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE ADVISER

General. Thomson Horstmann & Bryant, Inc., a Delaware corporation formed in 1982, located at 501 Merritt 7, Norwalk, Connecticut 06851, is a 100% employee-owned professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended. As of December 31, 2017, the Adviser had approximately $774 million in assets under management.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund or, by the Adviser, on not less than 30 days’ nor more than 60 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses of the Fund in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.25% and 1.75% of the Fund’s Institutional Class Shares’ and Investor Class Shares’ average daily net assets, respectively, until March 29, 2019 (the “expense cap”). In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

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For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following in advisory fees:

Contractual Advisory Fees			Fees Waived by the Adviser			Total Fees Paid to the Adviser (After Waivers)
2015	2016	2017	2015	2016	2017	2015	2016	2017
$875,921	$683,677	$896,185	$395,735	$413,947	$384,878	$480,186	$269,730	$511,307

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

Compensation. The Adviser compensates the Fund’s portfolio managers for their management of the Fund. The Fund’s portfolio managers receive a majority of their compensation from their direct equity ownership in the Adviser and therefore compensation is based in part on the long-term success of the Fund, other client accounts and the Adviser as a whole. The amount of such compensation is based on the proportionate amount of the portfolio manager’s ownership, and is paid out periodically as determined by the Adviser’s Board of Directors. The Fund’s portfolio managers also receive a fixed annual salary.

Fund Shares Owned by the Portfolio Managers. The Fund is required to show the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares Owned[1]
Christopher N. Cuesta	None
Keith Dickinson	None

1	Valuation date is October 31, 2017.

Other Accounts. In addition to the Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Christopher N. Cuesta	1	$82	5	$250	32[1]	$435
Keith Dickinson	1	$82	5	$250	32[1]	$435

1	Includes 1 account with assets under management of $290 million that is subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. Subject to their fiduciary obligations to the Fund and to any applicable laws, the Adviser (and its principals and employees) engage in a wide variety of investment activities for their own accounts and for other entities and accounts, including private investment funds. Such other entities and accounts may have investment objectives or may implement investment strategies similar to those of the Fund. The Adviser’s principals and employees have a financial interest in certain accounts managed by the Adviser directly, as investors in the accounts, or indirectly, as owners of the Adviser. As a result of the foregoing, the Adviser and its principals or employees may have conflicts of interest in allocating their time and activity between the Fund and other entities and in allocating investments among the Fund and other entities, including ones in which the Adviser and its principals or employees may have a greater financial interest. For example, an incentive exists to allocate limited investment opportunities to such an account. In addition, an incentive exists to recommend that clients invest in such accounts in order to increase the Adviser’s investment advisory fees. The Adviser prohibits employees from allocating trades or investment opportunities that favor any particular client, group of clients or affiliated and proprietary accounts.

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In addition, whenever the portfolio managers of the Fund manage other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, the portfolio managers may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio managers to devote less than all of their time to the Fund may be seen itself to constitute a conflict with the interest of the Fund. The portfolio managers may also execute transactions for another account at the direction of such account that may adversely impact the value of securities held by the Fund. Securities selected for accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio managers identify a limited investment opportunity that may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible accounts.

The Adviser has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises. Additional information regarding conflicts related to these arrangements is provided under “Brokerage Transactions” and “Codes of Ethics” below.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

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Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums. For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following amounts for these services:

Administration Fees Paid
2015	2016	2017
$139,999	$140,063	$139,935

THE DISTRIBUTOR

General. The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Distribution Plan. The Trust has adopted a Distribution Plan with respect to the Investor Class Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

The Plan provides a method of paying for distribution and shareholder services, which may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Fund may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

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Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Investor Class Shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Payments Under the Distribution Plan. For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the Distributor the following fees pursuant to the Plan:

12b-1 Fees Paid			12b-1 Fees Retained by the Distributor
2015	2016	2017	2015	2016	2017
$7,921	$1,711	$2,131	$258	$154	$44

Shareholder Servicing Plan. The Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.25% of average daily net assets of Investor Class Shares of the Fund will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and/or administrative services or similar non-distribution services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Fund; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Fund; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Fund on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Fund may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

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The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104 (the “Custodian”), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Trust.

SECURITIES LENDING

The Fund did not engage in securities lending activities during the fiscal year ended October 31, 2017.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

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Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with an adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

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From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

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In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

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Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	None	None
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None

1	Valuation date is December 31, 2017.
2	The Fund is the only fund in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the Fund’s most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$111,968	N/A	N/A	$111,968 for service on one (1) board
Johnson	$111,968	N/A	N/A	$111,968 for service on one (1) board
Krikorian	$120,541	N/A	N/A	$120,541 for service on one (1) board
Speca	$111,968	N/A	N/A	$111,968 for service on one (1) board
Sullivan	$126,189	N/A	N/A	$126,189 for service on one (1) board

1	All funds in the Fund Complex are series of the Trust.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

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Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

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Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

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If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a regulated investment company (“RIC”), such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. The Fund intends to qualify and elect to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

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Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals which provide that such losses are carried over by the Fund indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

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Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

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A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales or Redemptions. Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as its default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

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Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

The Tax Act treats "qualified REIT dividends" (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Tax Act does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in REITs will enjoy the lower rate, but investors in RICs that invest in such REITs will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Fund to pass through the special character of "qualified REIT dividends" to shareholders.

REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs”, the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF”, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

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Certain Foreign Currency Tax Issues. The Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of REMICs, (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding. The Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

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Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., U.S. nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in the best combination of price and execution under the circumstances. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. The Adviser’s current policy regarding such allocations is described further below. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

Generally, the Adviser aggregates orders on behalf of its clients when it believes that such aggregation facilitates its duty to seek best execution. If the aggregate order is partially filled, client accounts are allocated the securities on a pro-rata basis, subject to rounding to ensure that each account receives round lots. If a partially filled order results in a client’s account receiving a de minimis allocation, the Adviser re-allocates the de minimis amount to other clients’ accounts participating in the aggregated order. Such re-allocation is made based on the size of cash positions in the participating clients’ accounts, subject to anticipated cash needs and any client instructions regarding cash.

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The Adviser considers the following factors when determining which client accounts will participate in an initial public offering (“IPO”) or secondary offering of securities: 1) investment objectives, policies and time horizons of a particular account; 2) availability of cash in the account; and 3) number of shares allotted from the underwriter. For client accounts that meet the above criteria, the Adviser generally allocates the shares pro rata across all such accounts, subject to an account having sufficient cash available and rounding to ensure each account receives round lots. The Adviser frequently receives small allotments of an IPO or secondary offering from underwriters that does not allow for meaningful allocations to all participating client accounts. On each occasion where the Adviser receives a small IPO or secondary offering allotment, the Adviser allocates the shares randomly to one or more participating client accounts. The Adviser makes exceptions to its general allocation policy, as long as such exceptions are determined by it to be equitable.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following aggregate brokerage commissions on Fund transactions:

Aggregate Dollar Amount of Brokerage Commissions Paid
2015	2016	2017
$359,538	$141,820	$145,565

Brokerage Selection. The Adviser selects brokers based on their ability to provide the best combination of price and execution on client transactions, under the circumstances. The factors considered in making this determination include: 1) price, 2) commissions, 3) liquidity, 4) promptness and reliability of execution, 5) confidentiality, 6) the ability of the broker to accommodate step-out trades, and 7) access to IPO’s and other offerings. The Adviser also considers the quality and quantity of research services that brokers provide such as research reports on companies and industries and economic and financial data. The Adviser is not obligated to select the broker with the lowest available commission rate.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance, and other reports or analysis, such as financial news, forensic accounting research, data services, portfolio attribution data, corporate insider buying/selling data, historical stock level analytics, and portfolio optimization systems. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to: 1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate; 2) cause clients to engage in more securities transactions than would otherwise be optimal; and 3) only recommend brokers that provide soft dollar benefits.

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If the Adviser believes it is in the overall best interests of its clients, the Adviser executes transactions through brokers who charge commissions that are higher than commissions charged by brokers who do not provide the soft dollar benefits described above. The Adviser does not allocate soft dollar benefits to client accounts proportionately to the amount of soft dollar credits generated, if any, in the account. In addition, the Adviser uses soft dollar benefits to service all of its client accounts; however, soft dollar benefits may not be equally useful and valuable in managing the account of a given client. Certain products or services obtained with soft dollars also provide administrative assistance to the Adviser. The Adviser estimates the portion of the use that is for administrative purposes and pays for that portion of the cost in cash. A conflict of interest exists in making this determination since there is an incentive to designate a small amount of the cost as administrative in order to minimize the portion that the Adviser must pay directly with cash. The Adviser has policies and procedures to address the conflicts of interest associated with its brokerage practices. The Adviser periodically reviews the quality of the brokers used and evaluates the overall reasonableness of brokerage commissions paid on client transactions.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2017, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser:

Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
$41,428	$23,573,862

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund did not pay any aggregate brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal year ended October 31, 2017, the Fund did not hold any securities of regular brokers and dealers.

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Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2016 and 2017, the Fund’s portfolio turnover rates were as follows:

Portfolio Turnover Rates
2016	2017
65%	58%

PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, principal underwriter or any affiliated person of the Fund, the Adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (the “Authorized Person”) to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31 and October 31). The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders following the second and fourth fiscal quarters and in quarterly holdings reports filed with the SEC on Form N-Q following the first and third fiscal quarters. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. In addition, the Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund’s investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund’s assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/THB. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund.

The Fund’s policies and procedures provide that the Authorized Person may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times than the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. The Fund will review a third party’s request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

The Fund’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and its affiliates or recipients of the Fund’s portfolio holdings information.

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In addition, the Fund’s service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Fund. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Fund’s service providers that would prohibit them from disclosing or trading on the Fund’s non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

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The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-855-THB-FUND; and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of any class of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of the Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Institutional	83.80%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Investor	42.11%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	Investor	38.70%

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

 A-1

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

 A-2

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

 A-3

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

 A-4

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

 A-5

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

 A-6

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

 A-7

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

 A-8

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING POLICY

A.	Introduction

At THB we consider proxy voting to be an important responsibility. THB has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients. In accordance with SEC Rule 206(4)-6 we are required to describe our proxy voting procedures for our clients. THB votes proxies presented to us on behalf of all clients unless we are specifically requested not to.

•	Executive Compensation. THB votes to encourage reasonable compensation of executives, and particularly, compensation that is linked to financial performance. THB votes against stock option and incentive plans that are excessive and inconsistent with a company's overall financial situation.

•	Board of Directors. THB will generally vote against a proposal to stagger the length of director’s terms.

•	Auditors. THB will generally vote to ratify management’s recommendation and selection of auditors.

•	Corporate Actions. THB looks at all mergers and other corporate actions on a case-by-case basis. We evaluate mergers by looking at the financial impact on our investment.

•	Unusual Items. Companies use various mechanisms to deter attempted takeovers. THB evaluates these situations on a case-by-case basis. However, THB generally votes to discourage the use of these mechanisms such as two classes of stock with different voting rights.

•	Routine Items. THB supports management proposals on routine items. Any officer of THB can approve voting on routine items.

B. Client Requests for Information

In response to any request THB will prepare a written response to the client with the information requested.

C. Conflicts of Interest

If a material conflict of interest exists, THB will disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

 B-1

D. Recordkeeping

THB shall retain the following proxy records in accordance with the SEC’s retention requirement:

•	These policies and procedures and any amendments.

•	Each proxy statement that THB receives.

•	A record of each vote that THB casts.

•	Any document THB created that was material to making a decision how to vote proxies, or that memorializes that decision.

•	A copy of each written request from a client for information on how THB voted such client’s proxies, and a copy of any written response.

 B-2

Thompson, Siegel & Walmsley LLC
INVESTMENT MANAGEMENT

TS&W Equity Portfolio

The Advisors’ Inner Circle Fund

PROSPECTUS	March 1, 2018

 ■      TS&W EQUITY PORTFOLIO

Ticker Symbol: TSWEX

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

TS&W Equity Portfolio	1
Investment Objective	1
Fund Fees and Expenses	1
Principal Investment Strategies	2
Principal Risks	2
Performance Information	3
Investment Adviser	4
Portfolio Managers	4
Purchasing and Selling Fund Shares	5
Taxes	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Investing with the Fund	6
Buying Shares	6
Redeeming Shares	7
Transaction Policies	9
Account Policies	12
Other Investment Practices and Strategies	17
Information about Portfolio Holdings	18
Investment Management	18
Payments to Financial Intermediaries	19
Additional Information	21
FINANCIAL HIGHLIGHTS	22

i

TS&W Equity PORTFOLIO

Investment Objective

The TS&W Equity Portfolio (the “Fund”) seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if redeemed within sixty days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses	0.88%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	1.65%

[1]	The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$168	$520	$897	$1,955

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

1

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund will generally invest in a diversified portfolio of common stocks of companies that are relatively large in terms of revenues and assets. Although the Fund will primarily draw its holdings from larger, more seasoned or established companies, it may also invest in companies of varying size as measured by assets, sales or market capitalization. The Fund will emphasize common stocks, but may also invest in other types of equity securities. The Fund may invest up to 20% of its total assets in American Depositary Receipts (“ADRs”), which are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges.

Thompson, Siegel & Walmsley LLC (“TSW” or the “Adviser”) uses a combination of quantitative and qualitative methods based on a Four-Factor valuation screen to build a portfolio of securities designed to outperform the S&P 500 Index. The initial universe for the screen is approximately 1,000 stocks and consists of actively traded issues. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other large-cap stocks and as compared to its industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 250 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. TSW generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TSW’s analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment. A portfolio composed of 30-70 stocks is selected as a result of this process.

Established positions in the portfolio are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock’s place in the portfolio. TSW employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

2

Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the Adviser’s assessment of a company is inaccurate, or if the market does not recognize the value of a company, the price of its stock may fail to meet expectations and the Fund’s share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year for the past 10 years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.tswinvest.com or by calling 1-866-4TSW-FUN.

2008	(34.68)%
2009	21.02%
2010	10.28%
2011	(5.10)%
2012	13.05%
2013	30.72%
2014	8.46%
2015	(1.25)%
2016	9.00%
2017	14.53%

3

BEST QUARTER	WORST QUARTER
13.98%	(21.96)%
(09/30/2009)	(12/31/2008)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns for periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

	1 Year	5 Years	10 Years
Fund Returns Before Taxes	14.53%	11.81%	5.04%
Fund Returns After Taxes on Distributions	11.93%	9.40%	3.82%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	9.54%	8.90%	3.76%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%

Investment Adviser

Thompson, Siegel & Walmsley LLC

Portfolio Managers

Brett P. Hawkins, CFA, Chief Investment Officer, has managed the Fund since 2015.

S. Preston Dillard, CAIA, Portfolio Manager, has managed the Fund since 2015.

G. Gray Garland, CFA, Portfolio Manager, has managed the Fund since 2015.

4

Purchasing and Selling Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for spousal IRAs). You can purchase additional shares of the Fund for as little as $100. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may sell your shares on any day the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail or telephone at 1-866-4TSW-FUN.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

Taxes

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

5

INVESTING WITH THE FUND

BUYING SHARES

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name and your account number.

Regular Mail Address

TS&W Equity Portfolio

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

TS&W Equity Portfolio

c/o DST Systems, Inc.

430 West 7th Street

Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 1-866-4TSW-FUN (1-866-487-9386) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include your account number).

6

Wiring Instructions

UMB Bank, N.A.

ABA # 101000695

TS&W Equity Portfolio

DDA Acct. # 9871063178

Ref: account number/account name

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Fund. Purchases can be made monthly, quarterly, semi-annually, or annually in amounts of at least $100 to meet the minimum investment amount. To cancel or change a plan, write to the Fund at: TS&W Equity Portfolio, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: TS&W Equity Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

Minimum Investments

To purchase shares of the Fund for the first time, you must invest at least $2,500 ($500 for IRAs and $250 for spousal IRAs). Subsequent investments must be made in amounts of at least $100. The Fund may accept investments of smaller amounts in its sole discretion.

Fund Codes

The Fund’s reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily net asset value per share (“NAV”) or obtain additional information.

Fund Name	Ticker Symbol	CUSIP	Fund Code
TS&W Equity Portfolio	TSWEX	00758M311	1278

REDEEMING SHARES

Payment of Redemption Proceeds

Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request in proper form, meaning that it is complete, contains all necessary information, and has all supporting documentation (such as proper signature guarantees, IRA rollover forms, etc.). The Fund, however, may take up to seven days to pay redemption proceeds.

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The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before it grants a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-866-487-9386 for more information.

The sale price of each share will be the NAV next determined after the Fund (or an authorized broker) receives your request in proper form.

By Mail

You may contact the Fund directly by mail at: TS&W Equity Portfolio, P.O. Box 219009, Kansas City, MO 64121 (Express Mail Address: TS&W Equity Portfolio, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Send a letter to the Fund signed by all registered parties on the account specifying:

•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Certain shareholders may need to include additional documents or provide a signature guarantee to redeem shares.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sell order is the NAV next calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

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By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-866-4TSW-FUN to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you or send them to your bank by either Federal Reserve wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

Receiving Your Money

Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account once you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were you, would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until the securities are sold.

TRANSACTION POLICIES

Calculating Your Share Price

You may buy or sell shares of the Fund on any Business Day at a price equal to the Fund’s NAV next computed after it, or an authorized institution (as defined below), receives and accepts your order in proper form. Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed. The Fund calculates NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your order in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.) before the close of trading on the NYSE that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following Business Day. If the NYSE closes early – as in the case of scheduled half-day trading or unscheduled suspensions of trading – the Fund will calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days.

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The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”). Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

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Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s NAV next computed after the orders are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Fund charges a 1.00% redemption fee on redemptions of shares that have been held for less than 60 days. The redemption fee is deducted from the Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s.

The Fund reserves the right to reduce the redemption fee in its discretion when it believes such reduction is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic redemptions; and (v) retirement loans and withdrawals.

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Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Rights Reserved by the Fund

Purchases

At any time and without notice, the Fund may:

•	Stop offering shares;

•	Reject any purchase order; or

•	Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and increasing expenses.) The Fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor’s historic trading pattern, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor’s account involved in each transaction. For more information about the Fund’s policies on excessive trading, please see “Excessive Trading Policies and Procedures.”

Redemptions

At any time and without notice, the Fund may change or eliminate any of the redemption methods described above, except redemption by mail. The Fund may suspend your right to redeem your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the Fund’s Statement of Additional Information (the “SAI”).

ACCOUNT POLICIES

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair values. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

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In addition, because the Fund may invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than six (6) “round trips” into or out of the Fund per calendar year. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund. If a shareholder exceeds these amounts, the Fund and/or its service providers may, at their discretion, reject any additional purchase orders.

•	The Fund assesses a redemption fee of 1.00% on redemptions by shareholders of Fund shares held for less than 60 days (subject to certain exceptions as discussed in “Redemption Fee”).

•	The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

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The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (meaning that it is complete, contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the next-determined NAV.

The Fund reserves the right to close your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within the timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

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Anti-Money Laundering Program

Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; and/or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder's financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-866-4TSW-FUN.

Small Accounts

The Fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. This provision does not apply:

•	To retirement accounts and certain other accounts; or

•	When the value of your account falls because of market fluctuations and not your redemptions.

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The Fund will provide you at least 30 days’ written notice to allow you time to add to your account and avoid the sale of your shares. If your Fund shares are redeemed for this reason within sixty calendar days of their purchase, the redemption fee will not be applied.

Dividends and Distributions

Normally, the Fund distributes its net investment income, if any, quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

The Fund will automatically reinvest dividends and distributions in additional shares of the Fund, unless you elect on your account application to receive them in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Federal Taxes

The following is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary does not apply to shares held in an IRA or other tax-qualified plan, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effects of your investment in the Fund.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year, the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors. Call 1-866-4TSW-FUN to find out when the Fund expects to make a distribution to shareholders.

Each sale of shares of the Fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, and long term if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale of shares of the Fund).

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The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Fund shareholders should also carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

OTHER INVESTMENT PRACTICES AND STRATEGIES

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies.

In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this prospectus does not describe, such as participating in repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning these and the Fund’s other investment practices and their risks, you should read the SAI.

Derivatives

The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called “hedging”), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

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Short-Term Investing

The investments and strategies described in this prospectus are those that the Fund uses under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund’s principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund’s investment objective will subject it to a significant risk of loss. The Fund has a policy requiring it to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in particular types of securities as described in the Fund’s principal investment strategy, and will not change this policy without 60 days’ prior written notice to shareholders. In addition to the temporary defensive measures discussed above, the Fund may also temporarily deviate from this 80% policy in other limited, appropriate circumstances, such as if the Fund experiences large cash inflows or redemptions. When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

Information about Portfolio Holdings

The Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund’s investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund’s assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/tsw. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund’s portfolio holdings from such publication when deemed to be in the best interest of the Fund. Please consult the SAI for a full description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

INVESTMENT MANAGEMENT

Investment Adviser

Thompson, Siegel & Walmsley LLC, a Delaware limited liability company located at 6641 W. Broad Street, Suite 600, Richmond, Virginia 23230, serves as the Fund’s investment adviser. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis, subject to oversight by the Board. The Adviser has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970. The Adviser is a majority-owned subsidiary of OM Asset Management plc, a NYSE listed company. As of December 31, 2017, the Adviser had approximately $25 billion in assets under management.

For its services, the Fund pays the Adviser an annual management fee equal to 0.75% of the average daily net assets of the Fund.

18

The Adviser has voluntarily agreed to reduce fees and reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.20% of the average daily net assets of the Fund. The Adviser intends to continue these fee reductions and expense reimbursements until further notice, but may discontinue them at any time.

During the most recent fiscal year, the Fund paid 0.32% in management fees (after fee reductions) as a percentage of the Fund’s average daily net assets, to the Adviser.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s Semi-Annual Report dated April 30, 2018, which will cover the period from November 1, 2017 to April 30, 2018.

Portfolio Managers

The following portfolio managers are jointly and/or primarily responsible for the day-to-day management of the Fund.

Brett P. Hawkins, CFA, Chief Investment Officer, is jointly and primarily responsible for managing the Fund. Mr. Hawkins also is the Portfolio Manager for TSW’s Mid Cap Value strategy, a Co-Portfolio Manager for TSW’s SMID Cap Value strategy and a member of TSW’s Small Cap team. He joined TSW in 2001 and has over 25 years of investment experience. Prior to joining TSW, Mr. Hawkins was an Assistant Vice President of Equity Research with First Union Securities and previously worked at Arthur Andersen LLP as an Audit and Business Advisory Senior Associate. Mr. Hawkins graduated from the University of Richmond and received his MBA from the University of Virginia, Darden School.

S. Preston Dillard, CAIA, Portfolio Manager, is jointly and primarily responsible for managing the Fund. Mr. Dillard advises clients at TSW on customized investment solutions. Mr. Dillard also is responsible for the business development of alternative strategies to qualified clients at TSW and assists in the regional development and implementation of TSW’s investment policy guidelines. He joined TSW in 2005 and has over 19 years of investment experience. Prior to joining TSW, Mr. Dillard was a Portfolio Manager at Bank of America Private Bank, was employed by a local broker as an investment advisor and worked for Interior Solutions as a Vice President of Operations. Mr. Dillard is a graduate of the University of Virginia.

G. Gray Garland, CFA, Portfolio Manager, is jointly and primarily responsible for managing the Fund. Mr. Garland also advises clients at TSW on customized investment solutions. He joined TSW in 2008 and has over 35 years of investment experience. Prior to joining TSW, Mr. Garland was a Portfolio Manager at SunTrust Bank and Bank of America, and he was an Associate Director at Alex Sheshunoff & Company Investment Banking. Mr. Garland is a graduate of the University of Virginia.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and ownership of Fund shares.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see “Payments to Financial Intermediaries” in the SAI.

19

Payments by the Fund

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

20

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

21

financial highlights

The table that follows presents performance information about the Fund. The information is intended to help you understand the Fund’s financial performance for the past five fiscal years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information provided below has been audited by BBD, LLP, independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1-866-4TSW-FUN.

 22

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$13.11	$13.35	$15.06	$13.85	$11.08
Income from Operations:
Net Investment Income(1)	0.07	0.06	0.10	0.14	0.14
Net Realized and Unrealized Gain	1.56	0.55	0.23	1.36	2.77
Total from Operations	1.63	0.61	0.33	1.50	2.91
Dividends and Distributions:
Net Investment Income	(0.08)	(0.07)	(0.09)	(0.13)	(0.14)
Net Realized Gain	(1.29)	(0.78)	(1.95)	(0.16)	—
Total Dividends and Distributions	(1.37)	(0.85)	(2.04)	(0.29)	(0.14)
Net Asset Value, End of Year	$13.37	$13.11	$13.35	$15.06	$13.85
Total Return†	13.32%	4.88%	2.02%	10.97%	26.39%
Ratios and Supplemental Data:
Net Assets, End of Year (Thousands)	$40,234	$41,584	$44,465	$48,749	$45,792
Ratio of Expenses to Average Net Assets(2)	1.20%	1.50%	1.50%	1.50%	1.49%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.63%	1.62%	1.54%	1.51%	1.49%
Ratio of Net Investment Income to Average Net Assets	0.56%	0.49%	0.70%	0.93%	1.15%
Portfolio Turnover Rate	40%	66%	83%	46%	29%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Had the Adviser not waived a portion of its expenses, total return would have been lower.

(1)	Per share calculations were performed using average shares for the year.

(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

23

THE ADVISORS’ INNER CIRCLE FUND

TS&W EQUITY PORTFOLIO

Investors who are interested in receiving more information about the Fund should read the Fund’s Annual and Semi-Annual Reports and the Fund’s Statement of Additional Information dated March 1, 2018, as it may be amended from time to time (“SAI”). The Annual and Semi-Annual Reports of the Fund provide additional information about its investments. In the Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year. The SAI contains additional detailed information about The Advisors’ Inner Circle Fund and the Fund and is incorporated by reference into (is legally part of) this prospectus.

Investors can receive free copies of the SAI, shareholder reports and other information about the Fund at www.tswinvest.com. Investors can also receive these documents, as well as make shareholder inquiries by writing to or calling:

TS&W Equity Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-4TSW-FUN (866-487-9386)

You can review and copy information about the Fund (including the SAI and Annual and Semi-Annual Reports) at the U.S. Securities and Exchange Commission’s (“SEC’s”) Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at: http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The Trust’s Investment Company Act of 1940 file number is 811-06400.

24

STATEMENT OF ADDITIONAL INFORMATION

TS&W EQUITY PORTFOLIO

a series of THE ADVISORS’ INNER CIRCLE FUND

March 1, 2018

Investment Adviser:

THOMPSON, SIEGEL & WALMSLEY LLC

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the TS&W Equity Portfolio (the “Fund”). This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectus dated March 1, 2018, as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. The most recent Annual Report for the Fund, which includes the Fund’s audited financial statements dated October 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectus or Annual Report free of charge by writing to the Fund at P.O. Box 219009, Kansas City, Missouri 64121-9009 or by calling the Fund at 1-866-4TSW-FUN.

THE TRUST	S-1
DESCRIPTION OF PERMITTED INVESTMENTS	S-1
INVESTMENT POLICIES OF THE FUND	S-31
INVESTMENT ADVISORY AND OTHER SERVICES	S-33
PORTFOLIO MANAGERS	S-34
THE ADMINISTRATOR	S-35
THE DISTRIBUTOR	S-36
PAYMENTS TO FINANCIAL INTERMEDIARIES	S-36
TRANSFER AGENT	S-37
CUSTODIAN	S-37
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-37
LEGAL COUNSEL	S-37
SECURITIES LENDING	S-37
TRUSTEES AND OFFICERS OF THE TRUST	S-38
PURCHASING AND REDEEMING SHARES	S-48
DETERMINATION OF NET ASSET VALUE	S-48
TAXES	S-50
BROKERAGE ALLOCATION AND OTHER PRACTICES	S-56
PORTFOLIO HOLDINGS	S-59
DESCRIPTION OF SHARES	S-60
SHAREHOLDER LIABILITY	S-60
LIMITATION OF TRUSTEES’ LIABILITY	S-60
PROXY VOTING	S-61
CODES OF ETHICS	S-61
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	S-61
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

March 1, 2018

ii

THE TRUST

General. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under a Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each Fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information. The Trust reserves the right to create and issue additional series or classes of shares.

History of the Fund. The TS&W Equity Portfolio is the successor to the UAM Funds, Inc. TS&W Equity Portfolio (the “Predecessor Fund”). The Predecessor Fund was managed by Thompson, Siegel & Walmsley LLC (“TSW” or the “Adviser”) using the same investment objective, strategies, policies and restrictions as those of the Fund. The date of inception of the Predecessor Fund was July 17, 1992. The Predecessor Fund dissolved and reorganized into the TS&W Equity Portfolio on June 24, 2002. All of the assets and liabilities of the Predecessor Fund were transferred to its successor in connection with the Fund’s commencement of operations on June 24, 2002.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of the Trust’s Board of Trustees (each, a “Trustee” and collectively, the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The Fund is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below. The following information supplements, and should be read in conjunction with, the Prospectus.

S-1

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

U.S. Government Securities – The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

S-2

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15% instead of the previous 10%, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

Corporate Bonds – Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities – Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Ginnie Mae – Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly-owned corporation of the U.S. government within the Department of Housing and Urban Development. Securities issued by Ginnie Mae are treasury securities, which means the full faith and credit of the U.S. government backs them. Ginnie Mae guarantees the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of Federal Housing Administration-insured or Veterans Administration-guaranteed mortgages. Ginnie Mae does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund’s shares. To buy Ginnie Mae securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Fannie Mae – Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. Fannie Mae is regulated by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by Fannie Mae are agency securities, which means Fannie Mae, but not the U.S. government, guarantees their timely payment of principal and interest.

S-3

Freddie Mac – Freddie Mac is stockholder-owned corporation established by the U.S. Congress to create a continuous flow of funds to mortgage lenders. Freddie Mac supplies lenders with the money to make mortgages and packages the mortgages into marketable securities. The system is designed to create a stable mortgage credit system and reduce the rates paid by homebuyers. Freddie Mac, not the U.S. government, guarantees timely payment of principal and interest.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers – Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities – Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are:

▪	payments of interest and principal are more frequent (usually monthly); and

▪	falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate.

In addition to risks associated with changes in interest rates described in “Factors Affecting the Value of Debt Securities,” a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities – These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

S-4

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (“CMOs”) – CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest and prepay principal monthly. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit (“REMIC”) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMO or REMIC certificates involves risks similar to those associated with investing in equity securities.

Short-Term Investments – To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations – The Fund will only invest in a security issued by a commercial bank if the bank:

▪	has total assets of at least $1 billion, or the equivalent in other currencies (based on the most recent publicly available information about the bank); and

▪	is a U.S. bank and a member of the Federal Deposit Insurance Corporation; or is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Time Deposits – Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit – Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptance – A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

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Commercial Paper – Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P. See “Appendix A – Description of Ratings” for a description of commercial paper ratings.

Yankee Bonds – Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investments in these securities involve certain risks that are not typically associated with investing in domestic securities. See “Foreign Securities.”

Zero Coupon Bonds – These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities, such as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

Terms to Understand:

Maturity – Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration – Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

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An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities – The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

▪	Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

▪	Prepayment Risk

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

▪	Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

▪	Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates than those available from comparable treasury securities.

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Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” Since an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Fund currently uses ratings compiled by Moody’s, S&P, and Fitch, Inc. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section “Appendix A – Description of Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take such action, if any, it believes appropriate when it learns that a rating agency has reduced the security’s rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above stated ratings.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Fund may also invest in derivatives with the goal of protecting itself from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Fund’s investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

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There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the U.S. Securities and Exchange Commission (the “SEC”) and its staff. The Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivative instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund’s coverage requirements.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Fund’s investment strategies and may adversely affect the Fund’s performance.

Types of Derivatives:

Futures – A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value, each party marks to market its open futures positions.

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Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options – An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

▪	Purchasing Put and Call Options

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

▪	Allowing it to expire and losing its entire premium;
▪	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
▪	Closing it out in the secondary market at its current price.

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▪	Selling (Writing) Put and Call Options

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted to write only “covered” options. At the time of selling a call option, the Fund may cover the option by owning, among other things:

▪	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
▪	A call option on the same security or index with the same or lesser exercise price;
▪	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;
▪	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
▪	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the option by, among other things:

▪	Entering into a short position in the underlying security;
▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
▪	Maintaining the entire exercise price in liquid securities.

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▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

▪	Options on Credit Default Swaps

An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

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The Fund may use foreign currency options given the same circumstances under which it could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which the Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

▪	Combined Positions

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts – A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

▪	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);
▪	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);
▪	Do not require an initial margin deposit; and
▪	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.
▪	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

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The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Equity-Linked Securities – The Fund may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Swap Agreements – A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

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Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

▪	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

▪	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

▪	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

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As with a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

▪	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

▪	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the “breakeven inflation rate”) the investor agreed to pay at the initiation of the swap.

▪	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by the Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

▪	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

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When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices – The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

▪	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
▪	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and
▪	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity – Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

▪	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

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▪	Have to purchase or sell the instrument underlying the contract;
▪	Not be able to hedge its investments; and/or
▪	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;
▪	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;
▪	The facilities of the exchange may not be adequate to handle current trading volume;
▪	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or
▪	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk – Successful use of derivatives by the Fund is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk – At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin – Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage – The Fund’s use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

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▪	Actual and anticipated changes in interest rates;
▪	Fiscal and monetary policies; and
▪	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation – The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Fund’s use of derivatives, and adversely impact the Fund’s ability to achieve its investment objectives. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Equity Securities

Equity Securities – Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below.

Common Stocks – Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks – Like common stocks, preferred stocks are also units of ownership in a company. Preferred stocks also have certain debt-like characteristics. For example, preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities – Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at the Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

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Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one-month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser takes such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Real Estate Investment Trusts (“REITs”) – A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

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Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Rights and Warrants – A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities:

General Risks of Investing in Stocks – While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

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Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

▪	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

▪	Factors affecting an entire industry, such as increases in production costs; and

▪	Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small- and Medium-Sized Companies – Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Technology Companies – Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

Initial Public Offerings (“IPOs”) – The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. The Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

Types of Foreign Securities:

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Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. The Fund can invest in foreign securities in a number of ways:

▪	The Fund can invest directly in foreign securities denominated in a foreign currency;

▪	The Fund can invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments; and

▪	The Fund can invest in investment funds.

American Depositary Receipts – ADRs as well as other “hybrid” forms of ADRs, including EDRs and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European banks or trust companies.

ADRs can be sponsored or unsponsored. While these types are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

Emerging Markets – An “emerging market country” is generally a country that the International Bank for Reconstruction and Development (“World Bank”) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (“GNP”) than more developed countries.

Investment Funds – Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

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Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors – Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

▪	The economies of foreign countries may differ from the economy of the United States in such areas as growth of GNP, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

▪	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

▪	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

▪	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

▪	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

Information and Supervision – There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

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Stock Exchange and Market Risk – The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

▪	Are generally more volatile than, and not as developed or efficient as, those in the United States.

▪	Have substantially less volume.

▪	Trade securities that tend to be less liquid and experience rapid and erratic price movements.

▪	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates.

▪	Employ trading, settlement and custodial practices less developed than those in U.S. markets.

▪	May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

▪	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

▪	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

▪	In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

▪	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

▪	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

▪	Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk – While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

▪	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

▪	Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

▪	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

▪	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

▪	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

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▪	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes – Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

Emerging Markets – Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

▪	Have relatively unstable governments;

▪	Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

▪	Offer less protection of property rights than more developed countries; and

▪	Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Exchange-Traded Funds (“ETFs”)

The Fund may invest in ETFs. ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF’s expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF’s value being more volatile than the underlying securities or other investments.

Investment Company Shares

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

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For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR ETFs and procedures approved by the Board, the Fund may invest in these ETFs in excess of the 3% limit described above, provided that the Fund otherwise complies with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither these ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

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Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Restricted and Illiquid Securities

While the Fund does not anticipate doing so, the Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of the Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund’s books. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. While the Adviser monitors the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the Adviser’s liquidity determinations. Several factors that the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security’s issuer.

Securities Lending

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent, but will bear all of any losses from the investment of collateral.

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By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Short Sales

Description of Short Sales:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

▪	Take advantage of an anticipated decline in prices.

▪	Protect a profit in a security it already owns.

The Fund can lose money if the price of a security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security sold short declines between those dates. Because the market price of the security sold short could increase without limit, the Fund could also be subject to a theoretically unlimited loss.

To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

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Short Sales Against the Box:

In addition, the Fund may engage in short sales “against the box.” In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

Restrictions on Short Sales:

The Fund will not short sell a security if:

▪	After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets.

▪	The market value of the securities of any single issuer that have been sold short by the Fund would exceed two percent (2%) of the value of the Fund’s net assets.

▪	The size of the Fund’s short interest in any security would constitute more than two percent (2%) of any class of the issuer’s securities.

Whenever the Fund sells a security short, the Fund segregates an amount of cash or liquid securities equal to the difference between (a) the current market value of the securities sold short and (b) any cash or U.S. government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the current market value of the securities.

When-Issued, Delayed-Delivery and Forward-Delivery Transactions

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

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The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward-delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

Special Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT POLICIES OF THE FUND

Fundamental Policies

The following investment policies are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing and illiquid securities) and other applicable investment requirements immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

The Fund will not:

1.	Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply when the Fund is classified as a non-diversified series of an open-end investment company under the 1940 Act.

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2.	Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s prospectus and SAI as they may be amended from time to time.

3.	Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

4.	Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

5.	Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

6.	Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

7.	Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.	Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s prospectus and SAI as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Non-Fundamental Policies

In addition to the Fund’s investment objective, the following investment limitations are non-fundamental and may be changed by the Board without shareholder approval.

The Fund may:

1.	Not purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund’s total assets.

2.	Not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

3.	Purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

4.	Purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

5.	Invest in the securities of foreign issuers.

6.	Purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless permissible under the 1940 Act and the rules and promulgations thereunder.

7.	Invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

8.	Write covered call options and may buy and sell put and call options.

9.	Enter into repurchase agreements.

10.	Lend portfolio securities to registered broker-dealers or other institutional shareholders. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

11.	Sell securities short and engage in short sales “against the box.”

12.	Enter into swap transactions.

Further,

13. The Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that are relatively large in terms of revenues and assets, and a market capitalization that exceeds $3 billion at time of purchases without 60 days’ prior written notice to shareholders.

The foregoing percentages apply at the time of purchase.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser. Thompson, Siegel & Walmsley LLC, a Delaware limited liability company, located at 6641 W. Broad Street, Suite 600, Richmond, Virginia 23230, serves as the Fund’s investment adviser. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis. The Adviser has provided investment management services to governmental, institutional, corporate, other institutions and individuals since 1970. In 1984, the Adviser became a wholly-owned subsidiary of United Asset Management Corporation, which was in turn purchased by London-based global financial services company Old Mutual plc in 2000. Today, the Adviser is a majority-owned subsidiary of OM Asset Management plc, a NYSE listed company. As of December 31, 2017, the Adviser had discretionary management authority with respect to approximately $25 billion in assets under management.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement dated June 24, 2002, as amended (the “Advisory Agreement”), with respect to the Fund. Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board.

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After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Fund on not less than 30 days’ nor more than 60 days’ written notice to the Adviser or, by the Adviser, on 90 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.20% of the average daily net assets of the Fund. The Adviser intends to continue its fee reductions and expense limitations until further notice, but may discontinue them at any time. Prior to November 1, 2016, the Adviser had voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (not including excluded expenses) from exceeding 1.50% of the average daily net assets of the Fund.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the Adviser the following advisory fees:

Contractual Advisory Fees			Fees Waived by the Adviser			Total Fees Paid to the Adviser (After Waivers)
2015	2016	2017	2015	2016	2017	2015	2016	2017
$350,352	$320,063	$308,480	$17,068	$49,972	$177,895	$333,284	$270,091	$130,585

PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Adviser compensates the Fund’s portfolio managers for their management of the Fund. The Adviser’s compensation strategy is to provide competitive base salaries commensurate with an individual’s responsibility and provide incentive bonus awards that may significantly exceed base salary. Annually, the TSW Remuneration Committee is responsible for determining the discretionary bonus, utilizing an analytical and qualitative assessment process. While it is not a formulaic decision, factors used to determine compensation are commitment to the Adviser’s core values (focus, integrity, teamwork and excellence), long-term performance, the product’s strategic position in the overall success of the Adviser, and support of marketing/client service commitments. Key associates may be awarded cash bonuses, deferred cash bonuses, and deferred TSW equity grants. All qualified employees participate in the Adviser’s Employees’ Retirement Plan.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

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Name	Dollar Range of Fund Shares Owned[1]
Brett P. Hawkins	$1 - $10,000
S. Preston Dillard	$1 - $10,000
G. Gray Garland	$1 - $10,000

1	Valuation date is October 31, 2017.

Other Accounts. In addition to the Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The Adviser manages most products on a team basis. The numbers reflected in the table reflect the assignments of all managers on the product team to the total number of accounts and assets managed. The information below is provided as of October 31, 2017.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Brett P. Hawkins	4	$2,870.1	1	$76.3	310[1]	$4,223.9
S. Preston Dillard	0	$0	0	$0	273	$730.3
G. Gray Garland	0	$0	0	$0	273	$730.3

[1]	Includes 2 accounts with assets under management of $24.6 million that are subject to performance-based advisory fees.

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

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The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums. For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following amounts for these services:

Administration Fees Paid
2015	2016	2017
$125,002	$125,344	$125,002

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”). The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Payments by the Fund. The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

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The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

CUSTODIAN

MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California 94104 (the “Custodian”), serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Fund. The financial statements and notes thereto incorporated by reference have been audited by BBD, LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

The Fund did not engage in securities lending activities during the fiscal year ended October 31, 2017.

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TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

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From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the funds, and to exercise their business judgment in a manner that serves the best interests of the funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

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•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

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Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	None	None
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None

1	Valuation date is December 31, 2017.
2	The Fund is the only fund in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the Fund’s most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$111,968	N/A	N/A	$111,968 for service on one (1) board
Johnson	$111,968	N/A	N/A	$111,968 for service on one (1) board
Krikorian	$120,541	N/A	N/A	$120,541 for service on one (1) board
Speca	$111,968	N/A	N/A	$111,968 for service on one (1) board
Sullivan	$126,189	N/A	N/A	$126,189 for service on one (1) board

1	All funds in the Fund Complex are series of the Trust.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

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PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all of the funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

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Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates net asset value, the settlement price may not be available at the time at which the Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

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TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to a regulated investment company (“RIC”), such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Qualification as a Regulated Investment Company. The Fund intends to qualify and elects to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

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If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. The Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

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Distributions by the Fund will be eligible for the reduced tax rates applicable to qualified dividend income. Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund.

In the case of corporate shareholders, the Fund’s distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

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The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of its tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales or Redemptions. Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. The requirement to report only the gross proceeds from the sale of Fund shares continues to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

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If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

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Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”); (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC; or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding. The Fund will be required in certain cases to withhold, at a rate of 24%, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

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A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisors about the tax implications of an investment in the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

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In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

Aggregate Dollar Amount of Brokerage Commissions Paid
2015	2016	2017
$36,632	$31,524	$17,799

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

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From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The Financial Industry Regulatory Authority (“FINRA”) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2017, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to the Adviser:

Total Dollar Amount of Brokerage Commissions for Research Services	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
$6,272	$29,550,864

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. During the fiscal year ended October 31, 2017, the Fund held the following securities of its “regular brokers and dealers”:

Name of Issuer	Type of Security	Dollar Amount at Fiscal Year End (000)
Bank of America	Equity	$438
Citigroup	Equity	$250

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2016 and 2017, the portfolio turnover rates for the Fund were as follows:

Portfolio Turnover Rates
2016	2017
66%	40%

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PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders and include procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter, or any affiliated person of the Fund, the Adviser, or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Adviser’s Chief Compliance Officer, either directly or through reports by the Trust’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31). The Fund discloses a complete or summary schedule of investments (which includes the Fund’s 50 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s net asset value (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund’s complete schedule of investments following the first and third fiscal quarters is available in quarterly holdings reports filed with the SEC on Form N-Q and the Fund’s complete schedule of investments following the second and fourth fiscal quarters, is available in Shareholder Reports filed with the SEC on Form N-CSR.

Reports filed with the SEC on Form N-Q and Form N-CSR are not distributed to Fund shareholders but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Shareholder Reports, its Form N-CSR will be available without charge, upon request, by calling 1-866-4TSW-FUN. In addition, the Fund generally publishes a complete list of its portfolio holdings on a monthly basis, as of the end of the previous month. For example, the Fund’s investments as of the end of January would ordinarily be published at the end of February. The Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Fund’s assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/tsw. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of the Fund’s portfolio holdings from publication when deemed to be in the best interest of the Fund.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the Custodian, Administrator or Transfer Agent, in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Fund’s policies and procedures provide that the Adviser’s Chief Compliance Officer may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Adviser’s Chief Compliance Officer must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund’s shareholders and that to the extent conflicts between the interests of the Fund’s shareholders and those of the Fund’s Adviser, principal underwriter, or any affiliated person of the Fund exists, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Trust’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

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With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Fund’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, Adviser and its affiliates or recipients of the Fund’s portfolio holdings information.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Board may create additional series or classes of shares. All consideration received by the Trust for shares of any fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

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PROXY VOTING

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Distributor and the Administrator have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, officers and certain employees (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. The Codes of Ethics further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the persons listed below in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of the Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund may have a significant impact on any shareholder vote of the Fund.

Name and Address	% of Fund
CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	79.71%

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

A-2

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

A-3

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

A-4

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

A-5

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

A-6

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

A-7

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-8

APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING POLICY

Thompson, Siegel & Walmsley LLC (TSW) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies. TSW has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis. TSW recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). TSW has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. TSW has retained the services of Institutional Shareholder Services (ISS). ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940. As a leading provider of proxy voting and corporate governance services with 20+ years of experience, ISS serves more than 1,700 institutions. ISS’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide. ISS provides TSW proxy proposal research and voting recommendations and votes accounts on TSW’s behalf under the guidance of ISS’s standard voting guidelines which include:

• Operational Issues	• Corporate Responsibility
• Board of Directors	• Consumer Issues and Public Safety
• Proxy Contests	• Environment and Energy
• Anti-takeover Defenses and Voting Related Issues	• General Corporate Issues
• Mergers and Corporate Restructurings	• Labor Standards and Human Rights
• State of Incorporation	• Military Business
• Capital Structure	• Workplace Diversity
• Executive & Director Compensation	• Mutual Fund Proxies
▪ Equity Compensation Plans
▪ Specific Treatment of Certain Award Types in Equity Plan Evaluations
▪ Other Compensation Proposals & Policies
▪ Shareholder Proposals on Compensation

TSW’s proxy coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.

Occasionally, ISS may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TSW will receive and act upon the client’s specific instructions regarding proxy proposals. TSW reserves the right to vote against any proposals motivated by political, ethical or social concerns. TSW and ISS will examine each issue solely from an economic perspective.

A complete summary of ISS’s voting guidelines, domestic & foreign, are available at:

https://www.issgovernance.com/policy-gateway

B-1

Conflicts of Interest:

Occasions may arise during the voting process in which the best interests of the clients conflicts with TSW’s interests. Conflicts of interest generally include (i) business relationships where TSW has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TSW has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TSW determines that a material conflict of interest exists, TSW will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.

Proxy Voting Process:

•	Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.

•	The Proxy Coordinator will monitor the voting process at ISS via Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

•	For proxies not received at ISS, TSW and ISS will make a best efforts attempt to receive ballots from the clients’ custodian.

•	TSW will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.

•	Order Implementation Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email. TSW has the ability to override vote instructions, and the Order Implementation Manager will consult with TSW’s Investment Policy Committee or product managers in these types of situations.

•	All proxies are voted solely in the best interest of clients.

•	Proactive communication takes place via regular meetings with ISS’s Client Relations Team.

Practical Limitations Relating to Proxy Voting:

While TSW uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for TSW to do so. Identifiable circumstances include:

•	Limited Value. TSW may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder.

•	Unjustifiable Cost. TSW may abstain from voting when the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting.

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•	Securities Lending. Certain of TSW’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TSW generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TSW may not be able fully to reconcile the securities held at record date with the securities actually voted.

•	Failure to Receive Proxy Statements. TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Proxy Voting Records & Reports:

•	The proxy information is maintained by ISS on TSW’s behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TSW’s Proxy Coordinator coordinates retrieval and report production as required or requested.

•	Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TSW voted on securities held is available free of charge upon request from our clients or by calling us toll free at (800) 697-1056.

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The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

WESTWOOD LARGECAP VALUE FUND

Ticker Symbol: WWLAX

WESTWOOD INCOME OPPORTUNITY FUND

Ticker Symbol: WWIAX

WESTWOOD GLOBAL EQUITY FUND

Ticker Symbol:

WESTWOOD EMERGING MARKETS FUND

Ticker Symbol: WWEAX

WESTWOOD SHORT DURATION HIGH YIELD FUND

Ticker Symbol: WSDAX

WESTWOOD EMERGING MARKETS PLUS FUND

Ticker Symbol:

A Class Shares

Investment Adviser:

Westwood Management Corp.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

i

Principal Risks	28
Performance Information	30
Investment Advisers	30
Portfolio Managers	31
Purchase and Sale of Fund Shares	31
Westwood Emerging Markets Plus Fund	32
Fund Investment Objective	32
Fund Fees and Expenses	32
Principal Investment Strategies	33
Principal Risks	34
Performance Information	36
Investment Adviser	36
Portfolio Manager	36
Purchase and Sale of Fund Shares	36
Summary Information about Taxes and Financial Intermediary Compensation	37
More Information about Risk	38
More Information about Fund Investments	40
Information about Portfolio Holdings	41
Investment Adviser	41
Investment Sub-Adviser	43
Portfolio Managers	43
Related Performance Data of the Adviser	46
Comparable Fund Performance	49
Purchasing, Selling and Exchanging Fund Shares	52
Sales Charges	59
Payments to Financial Intermediaries	62
Other Policies	64
Dividends and Distributions	67
Taxes	67
Additional Information	68
Financial Highlights	70
How to Obtain More Information about the Funds	Back Cover

A Class Shares of the Westwood Global Equity Fund and the Westwood Emerging Markets Plus Fund are currently not available for purchase.

ii

Westwood LargeCap Value Fund

Fund Investment Objective

The investment objective of the Westwood LargeCap Value Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Sales Charges” on page 59 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)

A Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

A Class Shares
Management Fees[1]	0.60%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.98%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.08)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.90%

[1]	Management Fees have been restated to reflect current fees.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.90% of the Fund’s A Class Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2019.

 1

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$587	$789	$1,007	$1,634

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large capitalization companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers large capitalization companies to be companies that have market capitalizations of greater than $5 billion at the time of initial purchase. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), royalty trusts, and master limited partnerships (“MLPs”). The Fund generally invests in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts (“ADRs”). In the event that the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund’s investments in such securities would normally represent less than 25% of the Fund’s assets.

The Fund invests in approximately 40-60 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company’s fundamentals that negatively impacts the original investment thesis. The Adviser will not necessarily sell a security that has depreciated below the stated market capitalization defined above.

 2

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investment Style Risk – The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Royalty Trust Risk – The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts’ operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

 3

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in A Class Shares of the Fund by showing changes in the Fund’s A Class Shares’ performance from year to year for the past 10 years and by showing how the Fund’s A Class Shares’ average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. The bar chart figures do not include sales charges that may have been paid when investors bought and sold A Class Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

 4

2008	(31.87)%
2009	13.55%
2010	11.85%
2011	(1.09)%
2012	15.72%
2013	29.66%
2014	11.68%
2015	(0.58)%
2016	10.61%
2017	20.54%

Best Quarter	Worst Quarter
13.18%	(19.33)%
(12/31/2011)	(12/31/2008)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s A Class Shares’ average annual total returns (after applicable sales charges) for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD LARGECAP VALUE FUND – A CLASS	1 Year	5 Years	10 Years	Since Inception (12/31/07)
Fund Returns Before Taxes	14.49%	12.77%	6.09%	6.09%
Fund Returns After Taxes on Distributions	12.63%	10.24%	4.69%	4.69%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	9.28%	9.49%	4.53%	4.53%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	13.66%	14.04%	7.10%	7.10%

For information about related performance, please see the “Related Performance Data of the Adviser” section of the Prospectus.

Investment Adviser

Westwood Management Corp.

Portfolio Managers

Mr. Mark R. Freeman, CFA, Chief Investment Officer, has managed the Fund since its inception in 2006.

 5

Mr. Scott D. Lawson, CFA, Vice President, Senior Research Analyst, has managed the Fund since its inception in 2006.

Mr. Matthew Lockridge, Senior Vice President, Research Analyst, has managed the Fund since 2012.

Dr. Varun V. Singh, PhD, CFA, Vice President, Senior Research Analyst, has managed the Fund since 2013.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 37 of the Prospectus.

 6

Westwood Income Opportunity Fund

Fund Investment Objectives

The primary investment objective of the Westwood Income Opportunity Fund (the “Fund”) is to provide current income. A secondary objective of the Fund is to provide the opportunity for long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Sales Charges” on page 59 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)

A Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

A Class Shares
Management Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses[1,2]	1.11%

[1]	The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.15% of the Fund’s A Class Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2019.

 7

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$608	$835	$1,081	$1,784

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to meet its investment objectives by investing generally more than 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying and/or interest-bearing securities. By utilizing income-producing securities from diverse asset classes, the Fund also seeks to maintain a lower volatility profile than traditional equity-only products. The Fund aims to invest in securities of companies with a strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, the Adviser chooses among a diversified group of income-producing asset classes. Equity securities may include dividend-paying common stocks, preferred stocks, convertible securities and warrants. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in royalty trusts and master limited partnerships (“MLPs”), securities of real estate investment trusts (“REITs”), and shares of exchange-traded funds (“ETFs”). The Fund generally invests in securities of domestic companies, but may also invest in securities of foreign companies and American Depositary Receipts (“ADRs”). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund’s investments in such securities would normally represent less than 25% of the Fund’s assets.

The Fund is permitted to invest in companies of any capitalization range. The Fund’s fixed income investments are, in the aggregate, of investment grade (i.e., those rated in one of the three highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or “junk” bonds). In addition, the Fund’s fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.

The Fund seeks to provide a higher level of current income than that offered by traditional fixed income products such as U.S. government bonds and money market securities. The Adviser’s investment process incorporates relative value analysis among capital instruments, as well as among asset classes, to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income along with capital appreciation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company’s fundamentals that makes the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund.

 8

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Fixed Income Risk – Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds.” Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

High Yield Bond Risk – High yield bonds (often called “junk bonds”) are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

 9

Micro-Capitalization Company Risk – Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small- capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small- capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Royalty Trust Risk – The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts’ operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

 10

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in A Class Shares of the Fund by showing changes in the Fund’s A Class Shares’ performance from year to year for the past 10 years and by showing how the Fund’s A Class Shares’ average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. The bar chart figures do not include sales charges that may have been paid when investors bought and sold A Class Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2008	(4.72)%
2009	11.89%
2010	13.34%
2011	6.97%
2012	7.61%
2013	14.24%
2014	8.84%
2015	(2.83)%
2016	6.40%
2017	10.69%

 11

Best Quarter	Worst Quarter
8.41%	(5.63)%
(03/31/2013)	(09/30/2011)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s A Class Shares’ average annual total returns (after applicable sales charges) for the periods ended December 31, 2017 to those of appropriate broad-based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD INCOME OPPORTUNITY FUND – A CLASS	1 Year	5 Years	10 Years	Since Inception (12/31/07)
Fund Returns Before Taxes	5.12%	6.21%	6.51%	6.51%
Fund Returns After Taxes on Distributions	4.27%	5.63%	5.88%	5.88%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	3.48%	4.74%	5.05%	5.05%
Citigroup 10-Year Treasury Index (reflects no deduction for fees, expenses or taxes)	2.13%	0.98%	4.14%	4.13%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.84%	0.24%	0.34%	0.34%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	8.49%
FTSE NAREIT U.S. Equity Index (reflects no deduction for fees, expenses, or taxes)	8.67%	9.83%	7.77%	7.76%
25/25/25/25 Blended Benchmark Index (reflects no deduction for fees, expenses or taxes)	8.13%	6.76%	5.89%	5.88%

For information about related performance, please see the “Related Performance Data of the Adviser” section of the Prospectus.

Investment Adviser

Westwood Management Corp.

Portfolio Managers

Mr. Daniel J. Barnes, CFA, Vice President, Global Analyst, has managed the Fund since 2018.

Mr. Mark R. Freeman, CFA, Chief Investment Officer, has managed the Fund since its inception in 2005.

 12

Mr. Todd L. Williams, CFA, Senior Vice President, Senior Research Analyst, has managed the Fund since its inception in 2005.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 37 of the Prospectus.

 13

Westwood Global Equity Fund

Fund Investment Objective

The investment objective of the Westwood Global Equity Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Sales Charges” on page 59 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)

A Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

A Class Shares
Management Fees	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.73%
Total Annual Fund Operating Expenses	1.78%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.53)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.25%

[1]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.25% of the Fund’s A Class Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

 14

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$621	$983	$1,369	$2,448

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized or located throughout the world, including the United States. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds (“ETFs”), American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), preferred stock, warrants and real estate investment trusts (“REITs”). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $1 billion. The Fund invests at least 40% of its net assets, plus any borrowings for investment purposes, in companies organized or located or doing a substantial amount of business outside the United States in both developed and emerging market countries, and will generally have exposure to the United States, the United Kingdom and Japan.

The Fund invests in approximately 60-85 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added (“EVA”) philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company’s fundamentals, or when more attractive alternatives exist.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

 15

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

 16

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Derivatives Risk – The Fund’s use of participatory notes is subject to market risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk and credit risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. The bar chart figures do not include sales charges. If sales charges were included, the returns would be lower.

 17

A Class Shares of the Fund have not yet commenced operations as of the date of this Prospectus. Consequently, the bar chart shows the performance of the Fund’s Institutional Shares and the performance table compares the average annual total returns of the Fund’s Institutional Shares to those of a broad measure of market performance. The Fund’s Institutional Shares are offered in a separate prospectus. A Class Shares of the Fund would have substantially similar performance as Institutional Shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the expenses of A Class Shares are higher than the expenses of Institutional Shares and, therefore, returns for the A Class Shares would be lower than those of the Institutional Shares. Institutional Shares first became available on December 26, 2012.

Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2013	17.65%
2014	(3.40)%
2015	(1.03)%
2016	7.57%
2017	19.73%

Best Quarter	Worst Quarter
7.55%	(10.76)%
(09/30/2013)	(09/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s average annual total returns (after applicable sales charges) for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD GLOBAL EQUITY FUND	1 Year	5 Years	Since Inception (12/26/12)
Fund Returns Before Taxes	13.74%	2.32%	6.68%
Fund Returns After Taxes on Distributions	13.59%	2.08%	6.44%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	5.99%	0.79%	5.08%
MSCI ACWI (Net) (reflects no deduction for fees, expenses, or taxes (except foreign withholding taxes))	23.97%	10.80%	10.83%

 18

Investment Adviser

Westwood Management Corp.

Portfolio Managers

Thomas Pinto Basto, CFA, Vice President, and Patricia Perez-Coutts, CFA, Senior Vice President, have managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

A Class Shares of the Fund are currently not available for purchase.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 37 of the Prospectus.

 19

Westwood Emerging Markets Fund

Fund Investment Objective

The investment objective of the Westwood Emerging Markets Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Sales Charges” on page 59 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)

A Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

A Class Shares
Management Fees	0.95%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	1.43%
Plus Previously Waived Fees and/or Reimbursed Expenses Recovered[1]	0.02%
Total Annual Fund Operating Expenses After Previously Waived Fees and/or Reimbursed Expenses Recovered	1.45%

[1]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.45% of the Fund’s A Class Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2019.

 20

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$640	$932	$1,244	$2,129

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers a company to be an emerging market company if (i) at least 50% of the company’s assets are located in emerging markets; (ii) at least 50% of the company’s revenues are generated in emerging markets; or (iii) the company is domiciled in an emerging market. “Emerging markets” include countries in the MSCI Emerging Markets Index, and other countries that the Fund considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds (“ETFs”), American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), preferred stock, warrants and real estate investment trusts (“REITs”). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $500 million.

The Fund invests in approximately 70-90 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added (“EVA”) philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company’s fundamentals, or when more attractive alternatives exist.

 21

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

 22

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Derivatives Risk – The Fund’s use of participatory notes is subject to market risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk and credit risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

 23

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in A Class Shares of the Fund by showing changes in the Fund’s A Class Shares’ performance from year to year and by showing how the Fund’s A Class Shares’ average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. The bar chart figures do not include sales charges that may have been paid when investors bought and sold A Class Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2013	(13.29)%
2014	4.04%
2015	(18.39)%
2016	12.17%
2017	27.90%

Best Quarter	Worst Quarter
12.95%	(18.98)%
(03/31/2017)	(09/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s A Class Shares’ average annual total returns (after applicable sales charges) for the periods ended December 31, 2017 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

WESTWOOD EMERGING MARKETS FUND – A CLASS	1 Year	5 Years	Since Inception (12/26/12)
Fund Returns Before Taxes	21.54%	0.07%	0.20%
Fund Returns After Taxes on Distributions	21.62%	0.08%	0.21%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	12.52%	0.22%	0.32%
MSCI Emerging Markets Index (Net) (reflects no deduction for fees, expenses, or taxes (except foreign withholding taxes))	37.28%	4.35%	4.51%

For information about related performance, please see the “Comparable Fund Performance” section of the Prospectus.

 24

Investment Adviser

Westwood Management Corp.

Portfolio Manager

Patricia Perez-Coutts, CFA, Senior Vice President, has managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 37 of the Prospectus.

 25

Westwood Short Duration High Yield Fund

Fund Investment Objective

The investment objective of the Westwood Short Duration High Yield Fund (the “Fund”) is to generate a high level of current income while experiencing lower volatility than the broader high yield market.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Sales Charges” on page 59 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)

A Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

A Class Shares
Management Fees[1]	0.70%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	1.24%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.19)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.05%

[1]	Management Fees have been restated to reflect current fees.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.05% of the Fund’s A Class Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2019.

 26

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$330	$591	$873	$1,675

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. High yield securities, also referred to as “junk” bonds, are securities rated BB+, Ba1 or below by independent rating agencies at the time of purchase by the Fund, or securities that are unrated but judged to be of comparable quality by SKY Harbor Capital Management, LLC (the “Sub-Adviser”). The Fund may invest in securities of any rating, including securities that are in default.

In seeking to achieve the Fund’s objective, the Sub-Adviser generally invests in a portfolio of high yield securities of U.S. companies, as described in further detail below. While the Sub-Adviser may purchase securities of any maturity, under normal market conditions, the Sub-Adviser generally expects to invest in high yield securities, including privately placed securities, that have an expected redemption through maturity, call or other corporate action within three years or less, although this may vary if, in the Sub-Adviser’s opinion, it is warranted by current market conditions. While there is no maximum duration on individual securities, the average maximum “duration to worst” of the Fund is expected to be under three years. “Duration to worst” is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. The Sub-Adviser believes such a portfolio serves to reduce volatility and preserve capital when compared to traditional high yield portfolios. In the Sub-Adviser’s view, traditional high yield portfolios generally possess durations to worst of longer than three years. Portfolios with longer durations to worst are generally more sensitive to interest rate changes and other market risks. Accordingly, the Sub-Adviser seeks to achieve less volatility and better preservation of capital for the Fund relative to traditional high yield portfolios by maintaining a duration to worst for the Fund that is significantly shorter than that of traditional high yield portfolios. The Fund also invests in high yield securities of non-U.S. companies, and the Sub-Adviser expects that the Fund’s investments in non-U.S. companies will normally represent less than 25% of the Fund’s assets, and may include investments in emerging markets.

 27

In selecting securities for the Fund’s portfolio, the Sub-Adviser seeks issuers that exhibit attractive characteristics including, but not limited to: stable businesses with projectable cash flows; positive year-over-year cash flow comparisons supported by stable industry conditions; generation of cash in excess of corporate and financial obligations; and management intentions for use of cash flows favorable to bond holders. In making investment decisions, the Sub-Adviser utilizes an investment process that is based on fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools. The goal of the investment process is to identify high yield securities with attractively priced income streams and to achieve superior long term returns from investments. The Sub-Adviser employs an established selling discipline and may generally sell a security for one of three non-exclusive reasons: (i) there is a negative change in the Sub-Adviser’s fundamental assessment of a security; (ii) the security becomes overvalued relative to other opportunities; or (iii) the Sub-Adviser is shifting the portfolio from one sector or risk segment to another.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

High Yield Bond Risk – High yield bonds (often called “junk bonds”) are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Liquidity Risk – Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

Valuation Risk – A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

Credit Risk – The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the rating agency or the Sub-Adviser to be more likely to pay interest and repay principal than an issuer of a lower quality bond. Adverse economic conditions or changing circumstances may weaken the capacity of the issuer to pay interest and repay principal.

Interest Rate Risk – As with most funds that invest in fixed income securities, changes in interest rates are a factor that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

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The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the longer the duration, the more volatile the security.

Fixed income debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some fixed income debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Fixed income debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Private Placements Risk – Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Foreign Securities Risk – Investing in securities of foreign issuers poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in securities of foreign issuers are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. In an attempt to reduce currency risk associated with non-U.S. denominated securities, the Fund intends to hedge its foreign currency exposure by entering into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price, thereby fixing the exchange rate for a specified time in the future. However, the Sub-Adviser has limited ability to direct or control foreign exchange execution rates, and there is no guarantee that such hedging strategies will be successful in reducing the currency risk associated with investing in foreign securities. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

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Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in A Class Shares of the Fund by showing changes in the Fund’s A Class Shares’ performance from year to year and by showing how the Fund’s A Class Shares’ average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. The bar chart figures do not include sales charges that may have been paid when investors bought and sold A Class Shares of the Fund. If sales charges were included, the returns would be lower. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2014	(1.34)%
2015	(1.39)%
2016	7.21%
2017	3.94%

Best Quarter	Worst Quarter
2.74%	(2.88)%
(09/30/2016)	(09/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s A Class Shares’ average annual total returns (after applicable sales charges) for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD SHORT DURATION HIGH YIELD FUND – A CLASS	1 Year	Since Inception (06/28/13)
Fund Returns Before Taxes	1.65%	2.22%
Fund Returns After Taxes on Distributions	(0.22)%	0.38%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	0.92%	0.84%
ICE BofA Merrill Lynch U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	7.48%	6.11%

For information about related performance, please see the “Comparable Fund Performance” section of the Prospectus.

Investment Advisers

Westwood Management Corp. serves as investment adviser to the Fund. SKY Harbor Capital Management, LLC serves as investment sub-adviser to the Fund.

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Portfolio Managers

Anne Yobage, CFA, Lead Portfolio Manager, Director and co-founder of the Sub-Adviser, has managed the Fund since its inception in 2011.

David Kinsley, CFA, Portfolio Manager, Principal and Head of Investing of the Sub-Adviser, has managed the Fund since 2015.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, including an initial purchase through an IRA or other tax qualified account, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 37 of the Prospectus.

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Westwood Emerging Markets Plus Fund

Fund Investment Objective

The investment objective of the Westwood Emerging Markets Plus Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold A Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Sales Charges” on page 59 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)

A Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

A Class Shares
Management Fees	0.95%
Distribution (12b-1) Fees	0.25%
Other Expenses[1]	1.06%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	2.27%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.81)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.46%

1	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
2	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for A Class Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.45% of the Fund’s A Class Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2019.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$641	$1,100

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers a company to be an emerging market company if (i) at least 50% of the company’s assets are located in emerging markets; (ii) at least 50% of the company’s revenues are generated in emerging markets; or (iii) the company is domiciled in an emerging market. “Emerging markets” include countries in the MSCI Emerging Markets Index, and other countries that the Fund considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds (“ETFs”), American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), preferred stock, warrants and real estate investment trusts (“REITs”). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $1.5 billion.

The Fund invests in approximately 50-70 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added (“EVA”) philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company’s fundamentals, or when more attractive alternatives exist.

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Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

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Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Derivatives Risk – The Fund’s use of participatory notes is subject to market risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk and credit risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

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New Fund Risk – Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Performance Information

The Fund has not commenced operations as of the date of this Prospectus and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

Investment Adviser

Westwood Management Corp.

Portfolio Manager

Patricia Perez-Coutts, CFA, Senior Vice President, is expected to manage the Fund upon its inception.

Purchase and Sale of Fund Shares

A Class Shares of the Fund are currently not available for purchase.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 37 of the Prospectus.

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Summary Information about Taxes and Financial Intermediary Compensation

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information about Risk

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The Adviser’s and the Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser or Sub-Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Risk – Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, interests in master limited partnerships (“MLPs”) and royalty trusts, shares of real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), as well as shares of exchange-traded funds (“ETFs”) that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Fixed Income Risk – The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity, and during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. Current market conditions may pose heightened risks for the Funds. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact a Fund’s liquidity or force a Fund to sell securities into a declining or illiquid market.

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In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

High Yield (“Junk”) Bond Risk – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Foreign/Emerging Market Securities Risk – Investments in securities of foreign companies (including direct investments as well as investments through ADRs and GDRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

European Economic Risk. The Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU. The referendum may introduce significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, may also create instability and uncertainty in the region.

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The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and adversely affect the value of the Funds.

Foreign Currency Risk – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Derivatives Risk – A Fund’s use of participatory notes is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify a Fund’s gains or losses. There are various factors that affect a Fund’s ability to achieve its investment objective(s) with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent a Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Participatory Notes. Participatory notes are derivatives that are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them.

Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue participatory notes which are designed to replicate the performance of certain issuers and markets. The performance results of participatory notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a participatory note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

More Information about Fund Investments

The investment objective of the Westwood LargeCap Value Fund is to seek long-term capital appreciation.

The primary investment objective of the Westwood Income Opportunity Fund is to provide current income. A secondary objective of the Westwood Income Opportunity Fund is to provide the opportunity for long-term capital appreciation.

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The investment objective of the Westwood Global Equity Fund, the Westwood Emerging Markets Fund and the Westwood Emerging Markets Plus Fund is to seek long-term capital appreciation.

The investment objective of the Westwood Short Duration High Yield Fund is to generate a high level of current income while experiencing lower volatility than the broader high yield market.

The investment objective of the Westwood LargeCap Value Fund is fundamental and cannot be changed without shareholder approval. The investment objectives of the Westwood Income Opportunity Fund, Westwood Global Equity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, and Westwood Emerging Markets Plus Fund may be changed without shareholder approval, upon 60 days’ prior written notice to shareholders.

The investments and strategies described in this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective(s). If a Fund invests in this manner, it may not achieve its investment objective(s). The Funds will only do so if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This Prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Funds’ Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI see the back cover of this Prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

Information about Portfolio Holdings

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. Within 10 days of the end of each calendar quarter, each Fund, except for the Westwood Global Equity Fund, Westwood Emerging Markets Fund and Westwood Short Duration High Yield Fund, will post its complete portfolio holdings on the internet at www.westwoodfunds.com. The Westwood Global Equity Fund, Westwood Emerging Markets Fund and Westwood Short Duration High Yield Fund will post their top 10 holdings within 10 days of the end of each calendar quarter on the internet at www.westwoodfunds.com. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of a Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund.

Investment Adviser

Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2017, the Adviser had approximately $21 billion in assets under management.

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The Adviser makes investment decisions for the Funds, except for the Westwood Short Duration High Yield Fund, and continuously reviews, supervises and administers each Fund’s investment program. In addition, the Adviser oversees the Sub-Adviser (as defined below) to ensure its compliance with the investment policies and guidelines of the Westwood Short Duration High Yield Fund, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Westwood Short Duration High Yield Fund. The Board supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

In rendering investment advisory services to the Westwood Global Equity Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets Plus Fund, the Adviser may use the portfolio management, research and other resources of Westwood International Advisors Inc. (“Westwood International”), an affiliate of the Adviser. Westwood International is not registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. Westwood International has entered into a Memorandum of Understanding (“MOU”) with the Adviser pursuant to which Westwood International is considered a “participating affiliate” of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from Westwood International may render portfolio management, research and other services to the Funds under the MOU and are subject to supervision by the Adviser.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Funds, as set forth in the table below.

Westwood LargeCap Value Fund	0.60%[1]
Westwood Income Opportunity Fund	0.75%
Westwood Global Equity Fund	0.80%
Westwood Emerging Markets Fund	0.95%
Westwood Short Duration High Yield Fund	0.70%[2]
Westwood Emerging Markets Plus Fund	0.95%

1	Prior to November 15, 2017, the advisory fee for the Westwood LargeCap Value Fund was 0.70%.
2	Prior to February 28, 2017, the advisory fee for the Westwood Short Duration High Yield Fund was 0.75%.

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the A Class Shares of each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the amounts listed in the table below, as a percentage of the average daily net assets of each Fund until February 28, 2019.

Westwood LargeCap Value Fund	0.90%[1]
Westwood Income Opportunity Fund	1.15%
Westwood Global Equity Fund	1.25%
Westwood Emerging Markets Fund	1.45%
Westwood Short Duration High Yield Fund	1.05%
Westwood Emerging Markets Plus Fund	1.45%

1	Prior to November 15, 2017, the expense cap for A Class Shares of the Westwood LargeCap Value Fund was 1.00%.

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In addition, the Adviser may receive from a Fund the difference between the Fund’s total annual Fund operating expenses (not including excluded expenses) and the Fund’s expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

For the fiscal year ended October 31, 2017, the Adviser received advisory fees (after fee reductions or recoveries) as a percentage of the average daily net assets of each Fund as follows:

Westwood LargeCap Value Fund	0.62%
Westwood Income Opportunity Fund	0.75%
Westwood Global Equity Fund	N/A1
Westwood Emerging Markets Fund	0.97%
Westwood Short Duration High Yield Fund	0.51%
Westwood Emerging Markets Plus Fund	N/A2

[1]	A Class Shares of the Fund had not commenced operations as of the fiscal year ended October 31, 2017.
[2]	The Fund has not commenced operations as of the fiscal year ended October 31, 2017.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreements is available in the Funds’ Annual Report to Shareholders dated October 31, 2017, which covers the period from November 1, 2016 to October 31, 2017.

Investment Sub-Adviser

SKY Harbor Capital Management, LLC (the “Sub-Adviser”), a Delaware limited liability company established in 2011, serves as the sub-adviser to the Westwood Short Duration High Yield Fund and is responsible for the day-to-day management of the Fund’s investments. The Sub-Adviser is a wholly-owned subsidiary of SKY Harbor Capital Holdings LLC, a Delaware limited liability company. The Sub-Adviser’s principal place of business is located at 20 Horseneck Lane, Greenwich, Connecticut 06830. As of December 31, 2017, the Sub-Adviser had approximately $5.68 billion in assets under management.

Portfolio Managers

The Westwood LargeCap Value Fund and the Westwood Income Opportunity Fund are each managed by a portfolio management team. The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds with similar strategies as these Funds. The investment process for these Funds is the same for similar accounts and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser’s investment strategies. Weekly research meetings provide a forum where the Adviser’s investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio management team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. Investment decisions are generally made by majority agreement of the portfolio management team. The Adviser has identified the following team members as those with the most significant responsibility for each Fund’s assets. This list does not include all members of the investment team.

Mr. Daniel J. Barnes, CFA, has served as Vice President and Global Analyst for the Adviser since December 2014. Prior to joining the Adviser, Mr. Barnes was a Senior Credit Analyst at Coronation Global Investments where he managed an investment grade and high yield bond portfolio from 2013 to 2014. Additionally, he served as a Capital Structure Research Analyst at Imperial Capital from 2011 to 2013 and as a Senior European Investment Analyst at Coronation Capital from 2005 to 2009. Mr. Barnes has served on the portfolio team for the Westwood Income Opportunity Fund since 2018. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Barnes has more than 14 years of investment experience.

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Mr. Mark R. Freeman, CFA, has served as Chief Investment Officer for the Adviser since February 2012. Prior to this appointment, he served as Executive Vice President and Co-Chief Investment Officer for the Adviser from December 2010 until 2012, and as Senior Vice President and Portfolio Manager from 2006 to 2010. He joined the Adviser in 1999 and served as Vice President and Portfolio Manager from July 2000 to July 2006. Mr. Freeman has served on the portfolio team for the Westwood LargeCap Value Fund since its inception in 2006 and the Westwood Income Opportunity Fund since its inception in 2005. Mr. Freeman participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Freeman has more than 29 years of investment experience.

Mr. Scott D. Lawson, CFA, has served as Vice President, Senior Research Analyst since joining the Adviser in October 2003. Mr. Lawson has served on the portfolio team for the Westwood LargeCap Value Fund since the Fund’s inception in 2006. Prior to joining the Adviser, Mr. Lawson was an Assistant Portfolio Manager at Bank of America from 2000 to 2003. From 1995 to 2000, he was a Research Analyst with Mississippi Valley Advisors, specializing in the Technology and Industrial sectors. Mr. Lawson participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Lawson has more than 28 years of investment experience.

Mr. Matthew R. Lockridge has served as Senior Vice President, Research Analyst since March 2015. Prior to this appointment, he served as Vice President, Research Analyst for the Adviser from May 2010 to March 2015. He has served on the portfolio team for the Westwood LargeCap Value Fund since 2012. Prior to joining the Adviser, Mr. Lockridge was a Managing Director at Dearborn Partners, L.L.C. from 2004 to 2010, and he was with Deloitte Consulting, L.L.P. from 2001 to 2004, where he worked as a Senior Consultant. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Lockridge has more than 16 years of investment experience.

Dr. Varun V. Singh, PhD, CFA, has served as Vice President, Senior Research Analyst for the Adviser since joining the Adviser in February 2012. He has served on the portfolio team for the Westwood LargeCap Value Fund since 2013. Prior to joining the Adviser, Dr. Singh served as Vice President and equity analyst at Wellington Management Company, LLP from 2005 to 2012. From 2003 to 2005 Dr. Singh worked at Robert W. Baird & Co. as an equity analyst. Dr. Singh is a member of the CFA Institute and the Boston Security Analyst Society. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Dr. Singh has more than 15 years of investment experience.

Mr. Todd L. Williams, CFA, has served as Senior Vice President, Senior Research Analyst for the Adviser since February 2012. Prior to this appointment, he served as Vice President and Research Analyst for the Adviser from July 2005 until February 2012, as Assistant Vice President and Research Analyst from July 2003 to July 2005, and as Research Analyst from November 2002 to July 2003. Before joining the Adviser, Mr. Williams was a portfolio manager and analyst with AMR Investments, Inc. Mr. Williams graduated from Southern Methodist University with a BBA in Finance and is a member of the CFA Institute and the CFA Society of Dallas Fort Worth. Mr. Williams has served on the portfolio team for the Westwood Income Opportunity Fund since the Fund’s inception in 2005. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Williams has more than 22 years of investment experience.

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The Westwood Global Equity Fund and Westwood Emerging Markets Fund are, and, upon its inception, the Westwood Emerging Markets Plus Fund is expected to be, managed by the following individuals. Ms. Patricia Perez-Coutts, CFA serves as the lead portfolio manager of the Westwood Emerging Markets Fund and is expected to serve as lead portfolio manager of the Westwood Emerging Markets Plus Fund upon its inception. Ms. Perez-Coutts and Mr. Thomas Pinto Basto, CFA serve as co-lead portfolio managers of the Westwood Global Equity Fund. The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds with similar strategies as these Funds. The investment process for these Funds is the same for similar accounts and, while the portfolio managers are ultimately responsible for the investment decisions in the strategies, the investment process is driven by proprietary team-oriented, in-depth, fundamental research. To that end, each research analyst on the global research team is able to assume responsibility as a sector portfolio manager and support all of the accounts managed in each of the Adviser’s global and emerging markets investment strategies.

Mr. Thomas Pinto Basto, CFA, Vice President, joined Westwood International in May 2012 after having served on the global equity and emerging markets investment teams for over six years for AGF Investments, Inc. Prior to 2005, he served as a corporate strategy consultant with Deloitte Consulting in Canada and Hong Kong and as a Global Analyst for both fixed income and equities with Altamira Management. Mr. Pinto Basto earned a BA in Economics from Carleton University. He is a member of the CFA Institute and the Toronto Society of Financial Analysts. Mr. Pinto Basto participates in the investment decision process. He has authority to direct trading activity for the Westwood Global Equity Fund and is also responsible for representing the Fund to investors. Mr. Pinto Basto has more than 24 years of investment experience.

Ms. Patricia Perez-Coutts, CFA, Senior Vice President, joined the Adviser in May 2012 and moved to Westwood International in August 2012 after having managed emerging markets portfolios for eleven years for AGF Investments, Inc. Prior to 2001, she served as Vice President and Portfolio Manager for AIM Trimark Investments, Vice President of Research for First Mercantile Corporation and as Economist for Peru’s Institute of Foreign Trade. She earned an Honors BA in Economics from Pontifica Universidad del Peru and a BA in Mathematics for Commerce from York University. Ms. Perez-Coutts participates in the investment decision process. She has authority to direct trading for the Funds and is also responsible for representing the Funds to investors. Ms. Perez-Coutts has more than 32 years of investment experience.

The Westwood Short Duration High Yield Fund is managed by Ms. Anne Yobage, CFA, Director and co-founder of the Sub-Adviser, and David Kinsley, CFA, Principal and Head of Investing of the Sub-Adviser. The Sub-Adviser also manages institutional separate accounts. The investment process for the Westwood Short Duration High Yield Fund is the same for similar accounts and is driven by fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools.

Ms. Anne Yobage, CFA, Director and co-founder of the Sub-Adviser, has served as the lead portfolio manager for the Westwood Short Duration High Yield Fund since its inception in 2011. Prior to co-founding the Sub-Adviser, she was a senior portfolio manager at AXA Investment Managers (“AXA IM”) from September 2001 to June 2011. Prior to joining AXA IM, Ms. Yobage co-founded Cardinal Capital Management (“Cardinal”) in March 1995, a small cap value and high yield asset management firm located in Greenwich, Connecticut, where she was the co-head of the high yield group. Before founding Cardinal, Ms. Yobage worked at Deltec Asset Management (“Deltec”) from 1990 to 1995, where she served as co-head of the high yield group. Ms. Yobage began her career in 1987 as a credit analyst in Kidder Peabody’s high yield research group. Ms. Yobage participates in the investment decision process during the portfolio team meetings in which the team decides the bond/weight selection for the model portfolio. She has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Ms. Yobage has more than 30 years of high yield investment experience.

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Mr. David W. Kinsley, CFA, Principal and Head of Investing of the Sub-Adviser, has served as portfolio manager for the Westwood Short Duration High Yield Fund since 2015. He is a portfolio manager for short duration high yield portfolios, including the Westwood Short Duration High Yield Fund, and serves as backup portfolio manager for the Short Duration High Yield strategy. He was previously Co-Head of US Investing at AXA Investment Managers and lead portfolio manager for Custom Credit strategies. Mr. Kinsley holds a BA from Williams College and has the CFA professional designation. Mr. Kinsley participates in the investment decision process. He has the authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Kinsley has more than 16 years of investment experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Related Performance Data of the Adviser

The following tables give the related performance of fee-paying separate accounts, each referred to as a “Composite,” managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of each Fund. None of the Composites reflect all of the firm’s assets under management. Complete lists and descriptions of the firm’s composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. The data does not represent the performance of the Funds. Moreover, the performance shown does not represent the future performance of the Funds or of the Adviser.

The manner in which the performance was calculated for the Composites differs from that of registered mutual funds such as the Funds. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the Composites, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Accounts in each Composite were under management for the entire reporting period. Beginning January 1, 2006, the minimum portfolio size for inclusion in a Composite is $5 million. The exclusion of accounts with portfolio sizes below $5 million had no material effect on the performance of the Composites. Prior to January 1, 2006, there was no minimum asset size for inclusion in the Composites.

The currency used to express performance in each Composite is U.S. dollars. Performance results are presented both net of fees and gross of fees. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

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The performance of the Composites (net of fees) reflects the Adviser’s applicable account fees and expenses; however, each Fund’s fees and expenses are generally expected to be higher than those of the accounts included in the respective Composite. If the Funds’ fees and expenses had been imposed on the accounts included in the respective Composite, the performance shown below would have been lower. The accounts that are included in each Composite are not subject to the same type of expenses to which the Funds are subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for each Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities and tax laws as the Funds.

The investment results for each Composite presented below are not intended to predict or suggest the future returns of the Funds. The performance data shown below should not be considered a substitute for the Funds’ own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

Performance Information for the Adviser’s LargeCap Value Strategy Composite1

The following data illustrates the past performance of the Adviser in managing substantially similar accounts and does not represent the performance of the Westwood LargeCap Value Fund.

Year	Total Return (Net of Fees)	Total Return (Gross of Fees)	Russell 1000 Value Index[2,3]	Number of Portfolios	Dispersion[4]	Total Assets at End of Period ($ millions)	Percentage of Firm Assets
2017	20.66%	21.55%	13.66%	27	0.2	$4,006.0	19.1%
2016	10.94%	11.77%	17.34%	27	0.2	$3,504.3	19.3%
2015	-0.26%	0.49%	-3.83%	28	0.3	$3,401.4	19.1%
2014	12.15%	12.99%	13.45%	29	0.2	$4,082.6	21.5%
2013	29.94%	30.70%	32.53%	36	0.3	$5,322.6	30.1%
2012	16.38%	16.76%	17.51%	39	0.3	$4,521.7	34.4%
2011	-0.28%	0.06%	0.39%	41	0.3	$4,982.2	41.6%
2010	13.28%	13.68%	15.51%	47	0.3	$5,057.0	48.0%
2009	14.16%	14.52%	19.69%	46	0.5	$4,375.5	46.9%
2008	-32.69%	-32.44%	-36.85%	36	0.3	$3,142.0	48.1%

Average Annual Total Returns (since inception through 12/31/2017)
	Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	Russell 1000 Value Index[2,3]
1 Year	20.66%	21.55%	13.66%
5 Years	14.24%	15.05%	14.04%
10 Years	6.99%	7.56%	7.10%
Since Inception[5]	11.37%	12.04%	10.50%

[1]	The calculation of returns is computed on a monthly basis starting January 1, 1987 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood’s fee schedules are as follows for the LargeCap Value strategy: 0.75% annually on the first $25 million and negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Westwood claims compliance with GIPS® and has prepared and presented this report in compliance with the GIPS® standards. Westwood has been independently verified for the periods January 1, 1995 through December 31, 2016. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS® standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS® standards. The LargeCap Value Strategy Composite has been examined for the periods January 1, 1995 through December 31, 2016. The verification and performance examination reports are available upon request.

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[2]	The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-capitalization sector of the U.S. equity markets. It contains those Russell 1000 Index companies with lower-price-to-book ratios and lower forecasted growth values.
[3]	The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.
[4]	Dispersion is measured using the asset-weighted standard deviation of accounts managed for the entire year. Standard deviation is a statistical measure of the degree to which an individual portfolio’s return varies from the median return for the composite. Greater deviation means greater risk to the investor.
[5]	Inception date of the LargeCap Value Strategy Composite is January 1, 1987.

Performance Information for the Adviser’s Income Opportunity Strategy Composite1

The following data illustrates the past performance of the Adviser in managing substantially similar accounts and does not represent the performance of the Westwood Income Opportunity Fund.

Year	Total Return (Net of Fees)	Total Return (Gross of Fees)	Citigroup 10-Year Treasury Index[2,7]	Citigroup 3-Month Treasury Bill Index[3,7]	S&P 500 Index[4,7]	FTSE NAREIT U.S. Equity Index[5,7]	Blended Benchmark[6,7]	Number of Portfolios	Dispersion[8]	Total Assets at End of Period ($ millions)	Percentage of Firm Assets
2017	11.09%	11.97%	2.13%	0.84%	21.83%	8.67%	8.13%	10	0.1	$3,723.4	17.8%
2016	6.33%	7.18%	-0.14%	0.27%	11.96%	8.63%	5.37%	10	0.6	$3,336.4	18.3%
2015	-2.54%	-1.76%	0.90%	0.03%	1.38%	2.83%	1.61%	13	0.2	$3,487.3	19.6%
2014	9.40%	10.28%	10.72%	0.03%	13.69%	28.03%	12.88%	9	0.5	$3,468.8	18.3%
2013	15.31%	16.10%	-7.85%	0.05%	32.39%	2.86%	6.15%	9	1.0	$2,213.2	12.5%
2012	8.67%	9.11%	4.23%	0.07%	16.00%	19.70%	9.97%	9	0.4	$1,279.5	9.7%
2011	7.38%	8.04%	16.99%	0.08%	2.11%	8.28%	7.32%	5	0.3	$759.8	6.3%
2010	14.49%	15.19%	8.10%	0.13%	15.06%	27.95%	13.11%	3	0.8	$313.2	2.8%
2009	13.28%	13.89%	-9.92%	0.16%	26.46%	27.99%	12.02%	3	1.3	$203.5	2.2%
2008	-7.11%	-6.68%	20.30%	1.80%	-37.00%	-37.73%	-14.56%	3	4.3	$144.1	2.2%

Average Annual Total Returns (since inception through 12/31/2017)
	Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	Citigroup 10-Year Treasury Index[2,7]	Citigroup 3-Month Treasury Bill Index[3,7]	S&P 500 Index[4,7]	FTSE NAREIT U.S. Equity Index[5,7]	Blended Benchmark[6,7]
1 Year	11.09%	11.97%	2.13%	0.84%	21.83%	8.67%	8.13%
5 Years	7.74%	8.58%	0.98%	0.24%	15.79%	9.83%	6.76%
10 Years	7.40%	8.10%	4.14%	0.34%	8.50%	7.77%	5.89%
Since Inception[9]	8.72%	9.35%	4.03%	1.21%	9.92%	11.13%	7.12%

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[1]	The calculation of returns is computed on a monthly basis starting January 1, 2003 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood’s fee schedule for the Income Opportunity strategy: 0.80% on the first $25 million and negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Westwood claims compliance with GIPS® and has prepared and presented this report in compliance with the GIPS® standards. Westwood has been independently verified for the periods January 1, 1995 through December 31, 2016. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS® standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS® standards. The Income Opportunity Strategy Composite has been examined for the periods January 1, 2003 through December 31, 2016. The verification and performance examination reports are available upon request.
[2]	The Citigroup 10-Year Treasury Index computes returns for the current Treasury Notes with a maturity of 10 years or less. Treasury Notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government.
[3]	The Citigroup 3-Month Treasury Bill Index computes returns for the current Treasury Bills with a maturity of 90 days or less.
[4]	The S&P® 500 Index is a widely recognized, market value weighted (higher market value stocks have more influence that lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings.
[5]	The FTSE NAREIT U.S. Equity Index is an unmanaged index of all tax qualified REITs listed on the NYSE, AMEX and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
[6]	The blended benchmark is comprised of the following: 25% S&P 500 Index / 25% FTSE NAREIT U.S. Equity Index / 25% Citigroup 3-Month Treasury Bill Index / 25% Citigroup 10-Year Treasury Index.
[7]	The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.
[8]	Dispersion is measured using the asset-weighted standard deviation of accounts managed for the entire year. Standard deviation is a statistical measure of the degree to which an individual portfolio’s return varies from the median return for the composite. Greater deviation means greater risk to the investor.
[9]	Inception date of the Income Opportunity Strategy Composite is January 1, 2003.

Comparable Fund Performance

Westwood Emerging Markets Fund

Patricia Perez-Coutts, CFA (the “Portfolio Manager”) is primarily responsible for the day-to-day management of the Westwood Emerging Markets Fund’s portfolio. The Portfolio Manager previously was primarily responsible for the day-to-day management of the portfolio of the AGF Emerging Markets Fund (the “Comparable Fund”) from its inception date June 2003, through April 2012 (the “Relevant Period”). The Comparable Fund belongs to the AGF Group of Funds, which are Canadian open-end mutual funds established under the laws of Ontario and managed by AGF Investments, Inc. Throughout the Relevant Period, the Portfolio Manager was identified to Comparable Fund shareholders as being responsible for exercising final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Comparable Fund and the Portfolio Manager will exercise the same level of authority and discretion in managing the Westwood Emerging Markets Fund. The investment objective, policies and strategies of the Comparable Fund are substantially similar in all material respects to those of the Westwood Emerging Markets Fund. During the Relevant Period, the Portfolio Manager also managed other accounts with investment objectives, policies and strategies substantially similar to those of the Westwood Emerging Markets Fund. Performance results for these other accounts have not been provided due to lack of supporting records. However, the composite performance of these other accounts is not materially different than the Comparable Fund performance.

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The following tables set forth performance data relating to the historical performance of the MF Series class of the Comparable Fund. The data provided, which is net of all actual fees and expenses (including any sales loads and account fees) of the Comparable Fund, illustrates the past performance of the Portfolio Manager in managing a substantially similar fund as measured against the MSCI Emerging Markets Index (the “Comparable Index”). The Comparable Fund is not subject to the same types of expenses to which the Westwood Emerging Markets Fund is subject, nor the specific tax restrictions and investment limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, the performance results for the Comparable Fund expressed below could have been adversely affected if the Comparable Fund had been regulated as an investment company under the Federal securities and tax laws. In addition, the performance information shown below was not calculated in accordance with SEC standardized performance methodology. If the performance information was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Comparable Fund is a separate fund and its historical performance is not indicative of the potential future performance of the Westwood Emerging Markets Fund. The expenses of the Westwood Emerging Markets Fund (gross and net of waivers and reimbursements) are higher than the expenses of the Comparable Fund. If the Westwood Emerging Markets Fund’s fees and expenses had been imposed on the Comparable Fund, the performance shown below would have been lower.

The performance results are calculated using Canadian dollars.

Comparable Fund Performance

The following data illustrates the past performance of the Portfolio Manager in managing the Comparable Fund and does not represent the performance of the Westwood Emerging Markets Fund.

Calendar Year Total Pre-Tax Returns(1)	2004	2005	2006	2007	2008	2009	2010	2011
Comparable Fund(2)	16.6%	35.3%	40.4%	12.4%	-35.3%	60.3%	15.3%	-14.6%
Comparable Index(3)	16.8%	31.2%	32.1%	18.6%	-41.4%	52.0%	13.0%	-16.2%

As of 4/30/12 Average Annual Total Pre-Tax Returns(1)	1 Year	3 Years	5 Years	Since Inception(4)
Comparable Fund(2)	-4.38%	15.25%	4.05%	15.47%
Comparable Index(3)	-8.73%	11.59%	1.47%	12.51%

(1)	After-tax returns would be lower than those shown.
(2)	The AGF Emerging Markets Fund, a substantially similar fund previously managed by the Portfolio Manager, commenced operations on June 16, 2003.
(3)	The MSCI Emerging Markets Index (“Comparable Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Comparable Index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The Comparable Fund was benchmarked against the Comparable Index, and the Adviser benchmarks the Westwood Emerging Markets Fund to the Comparable Index.
(4)	Returns are shown from July 1, 2003 through April 30, 2012.

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Westwood Short Duration High Yield Fund

Anne Yobage, CFA (the “Portfolio Manager”) is a co-founding member of the Sub-Adviser, and is primarily responsible for the day-to-day management of the Westwood Short Duration High Yield Fund’s portfolio. The Portfolio Manager previously was primarily responsible for the day-to-day management of the portfolio of the U.S. Short Duration High Yield Fund (the “Comparable Fund”) from its inception date April 2004, through May 2011 (the “Relevant Period”). The Comparable Fund, referred to as a “sub-fund,” is a stand-alone fund constituting a separate investment portfolio of the AXA IM Fixed Income Investment Strategies. AXA IM Fixed Income Investment Strategies is incorporated in Luxembourg as an open-ended investment company and qualifies as a UCITS fund (“Undertakings for Collective Investment in Transferable Securities”). UCITS is a regulatory regime governing the marketing and distribution of securities within the European Union. During the Relevant Period, the Portfolio Manager exercised final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Comparable Fund, and the Portfolio Manager exercises the same level of authority and discretion in managing the Westwood Short Duration High Yield Fund. The investment objective, policies and strategies of the Comparable Fund are substantially similar in all material respects to those of the Westwood Short Duration High Yield Fund.

The following table sets forth performance data relating to the historical performance of the A USD share class of the Comparable Fund. The data provided, which is net of all actual fees and expenses (including any sales loads and account fees) of the Comparable Fund, illustrates the past performance of the Portfolio Manager in managing a substantially similar fund as the Westwood Short Duration High Yield Fund as measured against the ICE BofA Merrill Lynch U.S. High Yield Index (the “Index”), which is a representative index of the broader U.S. publicly issued corporate high yield market, which has, among other characteristics, a longer duration than both the Comparable Fund and the Westwood Short Duration High Yield Fund. The Comparable Fund is not subject to the same types of expenses to which the Westwood Short Duration High Yield Fund is subject, nor the specific tax restrictions and investment limitations imposed by the 1940 Act, or Subchapter M of the Code. Consequently, the performance results for the Comparable Fund expressed below could have been adversely affected if the Comparable Fund had been regulated as an investment company under the Federal securities and tax laws. In addition, the performance information shown below was not calculated in accordance with SEC standardized performance methodology. If the performance information was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Comparable Fund is a separate fund and its historical performance is not indicative of the potential future performance of the Westwood Short Duration High Yield Fund. The expenses of the Westwood Short Duration High Yield Fund (gross and net of waivers and reimbursements) are higher than the expenses of the Comparable Fund. If the Westwood Short Duration High Yield Fund’s fees and expenses had been imposed on the Comparable Fund, the performance shown below would have been lower. During the Relevant Period, the Portfolio Manager also managed other accounts with investment objectives, policies and strategies substantially similar to those of the Westwood Short Duration High Yield Fund. Performance results for these other accounts have not been provided due to lack of supporting records. However, the composite performance of these other accounts is not materially different than the Comparable Fund performance.

Comparable Fund Performance

The following data illustrates the past performance of the Portfolio Manager in managing the Comparable Fund and does not represent the performance of the Westwood Short Duration High Yield Fund.

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Calendar Year Total Pre-Tax Returns(1)	2005	2006	2007	2008	2009	2010
Comparable Fund(2)	2.87%	7.26%	4.58%	-9.01%	20.60%	9.20%
Index(3)	2.74%	11.77%	2.15%	-26.39%	57.51%	15.19%

As of 5/31/2011 Average Annual Total Pre-Tax Returns(1)	1 Year	3 Years	5 Years	Since Inception(4)
Comparable Fund(2)	10.02%	6.47%	6.08%	5.70%
Index(3)	18.09%	11.75%	9.34%	8.56%

(1)	After tax returns would be lower than those shown.
(2)	The U.S. Short Duration High Yield Fund, a substantially similar fund previously managed by the Westwood Short Duration High Yield Fund’s portfolio manager, commenced operations on April 1, 2004.
(3)	The ICE BofA Merrill Lynch U.S. High Yield Index (“Index”) is a representative index of the broader U.S. publicly issued corporate high yield market, and is included solely for the purpose of comparing the Comparable Fund’s historical performance against the performance of the broader high yield market, which has, among other characteristics, a longer duration than both the Comparable Fund and the Westwood Short Duration High Yield Fund. The Comparable Fund, however, was not and the Westwood Short Duration High Yield Fund is not managed towards the Index or any other benchmark.
(4)	Returns are shown from April 1, 2004 through May 31, 2011.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange A Class Shares of the Funds.

The Westwood LargeCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Emerging Markets Fund and the Westwood Short Duration High Yield Fund also offer Institutional Shares that are not subject to sales charges or distribution (12b-1) fees with a minimum initial investment of $100,000. Because Institutional Shares will always be a more favorable investment than A Class Shares for investments of $100,000 or more, the Westwood LargeCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Emerging Markets Fund and the Westwood Short Duration High Yield Fund will generally not accept a purchase order for A Class Shares in the amount of $100,000 or more. While the Westwood LargeCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Emerging Markets Fund and the Westwood Short Duration High Yield Fund will take reasonable steps to prevent investments of $100,000 or more in A Class Shares, they may not be able to identify such investments made through certain financial intermediaries or omnibus accounts. Although Institutional Shares may not be offered by your financial intermediary, you can purchase Institutional Shares directly from the Westwood LargeCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Emerging Markets Fund and the Westwood Short Duration High Yield Fund.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

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How to Purchase Fund Shares

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG (1-877-386-3944) or log on to the Funds’ website at www.westwoodfunds.com.

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address

Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

Westwood Funds

c/o DST Systems, Inc.

430 W. 7th Street

Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

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By Wire

To open an account by wire, call 1-877-FUND-WHG (1-877-386-3944) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

Wiring Instructions

UMB Bank, N.A.

ABA#: 101000695

Westwood Funds

DDA# 9871063178

Ref: Fund name/account name/share class/account number

General Information

You may purchase shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. Each Fund’s price per share will be the next determined NAV per share after the Fund or an authorized institution (defined below) receives your purchase order in proper form, plus the front-end sales charge. “Proper form” means that the Funds were provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time each Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day’s NAV.

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Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact the financial intermediary directly.

How the Funds Calculate NAV

The NAV of each Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Funds would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

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Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Purchases In Kind

Subject to the approval of a Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

You can open an account with the Westwood LargeCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Emerging Markets Fund and the Westwood Short Duration High Yield Fund, including an initial purchase through an IRA or other tax qualified account, with a minimum initial investment of $5,000. There is no minimum for subsequent investments. Each Fund may accept initial investments of smaller amounts in its sole discretion.

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually and annually in amounts of at least $25 per Fund. To cancel or change a plan, write to the Funds at: Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Fund Codes

The reference information listed below will be helpful to you when you contact the Funds to purchase or exchange A Class Shares, check a Fund’s daily NAV or obtain additional information. Because A Class Shares of the Westwood Global Equity Fund and the Westwood Emerging Markets Plus Fund are currently not available to investors, these Funds do not have a ticker symbol, CUSIP or Fund Code.

Fund Name	Ticker Symbol	CUSIP	Fund Code
Westwood LargeCap Value Fund	WWLAX	0075W0635	2685
Westwood Income Opportunity Fund	WWIAX	0075W0643	2686
Westwood Emerging Markets Fund	WWEAX	0075W0478	3985
Westwood Short Duration High Yield Fund	WSDAX	0075W0452	3987

How to Sell Your Fund Shares

If you own your shares directly, you may redeem your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-877-FUND-WHG (1-877-386-3944).

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If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Funds must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-877-386-3944 for more information.

The sale price will be the NAV per share next determined after the Funds receive your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

•	The Fund name;
•	The share class;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

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Express Mail Address

Westwood Funds

c/o DST Systems, Inc.

430 W. 7th Street

Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-877-FUND-WHG (1-877-386-3944) to redeem your shares. Based on your instructions, a Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Receiving Your Money

Normally, a Fund will send your sale proceeds within one Business Day after it receives your redemption request. A Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with a Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

A Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, a Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

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Involuntary Redemptions of Your Shares

If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Funds reserve the right to waive the minimum account value requirement in their sole discretion.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Fund Shares

At no charge, you may exchange between like share classes or different share classes of any Westwood Fund, where offered, by writing to or calling the Fund. Exchanges are subject to the eligibility requirements and the fees and expenses of the share class you exchange into, as set forth in the applicable prospectus. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the same Fund is not a taxable event.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Sales Charges

Front-End Sales Charges – A Class Shares

The offering price of A Class Shares is the next calculated NAV after the Funds receive your request, plus the front-end sales charge. The amount of any front-end sales charge included in your offering price varies depending on the amount of your investment.

For the Westwood LargeCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Global Equity Fund, the Westwood Emerging Markets Fund and the Westwood Emerging Markets Plus Fund, the sales charges below apply:

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If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price	Your Sales Charge as a Percentage of Your Net Investment	Dealer Reallowance as Percentage of Offering Price
Less than $50,000	5.00%	5.26%	5.00%
$50,000 but less than $100,000	4.00%	4.17%	4.00%
$100,000 but less than $250,000	3.00%	3.09%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 and over	2.00%	2.04%	2.00%

For the Westwood Short Duration High Yield Fund, the sales charges below apply:

If Your Investment Is:	Your Sales Charge as a Percentage of Offering Price	Your Sales Charge as a Percentage of Your Net Investment	Dealer Reallowance as Percentage of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	2.00%	2.04%	1.75%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 and over	1.25%	1.27%	1.10%

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in personal or retirement accounts, Fund shares owned by your family members, and holdings in accounts at other brokers or financial intermediaries. The Funds or your financial intermediary may request documentation from you in order to verify your eligibility for a breakpoint discount. This information may include account statements and records regarding Fund shares held at all financial intermediaries by you and members of your family. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced.

Waiver of Front-End Sales Charge – A Class Shares

Certain investors may be eligible for a waiver of the sales loads due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments. The front-end sales charge will be waived on A Class Shares purchased:

•	Through reinvestment of dividends and distributions;
•	Through an account advised or sub-advised by the Adviser or its affiliates;
•	By persons repurchasing shares they redeemed within the last 90 days (see “Repurchase of A Class Shares”);
•	By employees, officers and directors, and members of their family, of the Adviser and its affiliates;

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•	By persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from IRAs as long as the plan was previously invested in one or more Westwood Funds;
•	By investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that the investors paid either a front-end or contingent deferred sales charge on the original shares redeemed;
•	Through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the distributor or otherwise, do not receive any portion of the front-end sales charge;
•	Purchases by registered representatives and other employees of certain financial intermediaries (and their family members) having selling agreements with the Adviser or distributor;
•	Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the distributor; and
•	Certain other investors as deemed appropriate by the Adviser.

Repurchase of A Class Shares

You may repurchase any amount of A Class Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Class Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 90 days. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, a Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your A Class Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Rights of Accumulation

In calculating the appropriate sales charge rate, this right allows you to add the value of the A Class Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any A Class Shares you purchased previously for (i) your account, (ii) your spouse’s account, (iii) a joint account with your spouse, or (iv) your minor children’s trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. If your investment qualifies for a reduced sales load due to accumulation of purchases, you must notify the transfer agent at the time of purchase of the existence of other accounts and/or holdings eligible to be aggregated to reduce or eliminate the sales load. You may be required to provide records, such as account statements, regarding Fund shares held by you or related accounts at the Funds or at other financial intermediaries in order to verify your eligibility for a breakpoint discount. You will receive the reduced sales load only on the additional purchases and not retroactively on previous purchases. The Funds may amend or terminate this right of accumulation at any time.

Letter of Intent

You may purchase A Class Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Class Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of A Class Shares sold subject to a sales charge. As a result, shares of the A Class Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge on the purchase of A Class Shares based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

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You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase of A Class Shares at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Combined Purchase/Quantity Discount Privilege

When calculating the appropriate sales charge rate, a Fund will combine same-day purchases of A Class Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to A Class Shares you purchase with a Letter of Intent.

General Information about Sales Charges

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Funds’ distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Funds’ distributor from any sales charge it receives or from any other source available to it. Under any such program, the Funds’ distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include merchandise, travel expenses, prizes, meals, lodgings, and gifts that do not exceed $100 per year, per individual.

Information regarding the Funds’ sales charges may be obtained free of charge by calling toll-free 1-877-FUND-WHG (1-877-386-3944).

Payments to Financial Intermediaries

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

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Distribution Plan

The Funds have adopted a distribution plan under Rule 12b-1 of the 1940 Act for A Class Shares that allows the Funds to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for A Class Shares of a Fund is 0.25%.

Other Payments by the Funds

The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the Funds may pay to financial intermediaries pursuant to the Funds’ distribution plan.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

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In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair values. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, Funds that invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•	Shareholders are restricted from making more than 4 “round trips,” including exchanges, into or out of any Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a “round trip” as a purchase or exchange into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser or the Sub-Adviser reasonably believes would be harmful or disruptive to the Fund.

•	Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser/Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

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The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

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Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder's financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-877-FUND-WHG (1-877-386-3944).

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Dividends and Distributions

The Westwood LargeCap Value, Westwood Global Equity, Westwood Emerging Markets and Westwood Emerging Markets Plus Funds distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually.

The Westwood Income Opportunity Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually.

The Westwood Short Duration High Yield Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually.

If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "Tax Act") makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

The Funds intend to elect and to qualify each year to be treated as Regulated Investment Companies (“RICs”) under the Code. In order to do so each Fund must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the SAI. Certain investments of a Fund generally do not generate qualifying income if made directly by such Fund. For example, certain Funds intend to invest in royalty trusts. Depending on the U.S. federal income tax classification of these royalty trusts in which a Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce qualifying income for purposes of the requirements to be treated as a RIC under the Code. Additionally, a Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining its compliance with the diversification requirements under the Code. Certain Canadian royalty trusts may be treated as a corporation for U.S. federal income tax purposes and distributions from such may be qualifying income when received by a Fund. Each Fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a RIC under the Code.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions that are reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). It is not anticipated that any distributions by the Westwood Short Duration High Yield Fund will be eligible for the reduced tax rates applicable to qualified dividend income. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

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You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012 and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by Fund shareholders (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder's tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

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This Prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Financial Highlights

The tables that follow present performance information about the A Class Shares of the Funds. This information is intended to help you understand each Fund’s financial performance for the past five fiscal years or the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Funds, which is available upon request by calling the Funds at 1-877-386-3944.

Because A Class Shares of the Westwood Global Equity Fund and Westwood Emerging Markets Plus Fund were not in operation as of the fiscal year ended October 31, 2017, financial highlights are not available.

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Westwood LargeCap Value Fund A Class Shares

Selected Per Shares Data & Ratios for a Share Outstanding Throughout the Year Ended
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net Asset Value Beginning of Period	$11.09	$11.98	$13.04	$12.94	$11.28
Income (Loss) from Operations:
Net Investment Income^^	0.14	0.12	0.15	0.09	0.11
Net Realized and Unrealized Gains (Loss) on Investments	2.23	0.04	0.33	1.62	2.59
Total from Operations	2.37	0.16	0.48	1.71	2.70
Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.09)	(0.05)	(0.08)	(0.13)
Distributions from Realized Net Gains	(0.21)	(0.96)	(1.49)	(1.53)	(0.91)
Total Dividends and Distributions	(0.31)	(1.05)	(1.54)	(1.61)	(1.04)
Net Asset Value End of Period	$13.15	$11.09	$11.98	$13.04	$12.94
Total Return††	21.83%†	1.74%†	3.73%	14.83%	26.19%
Ratios and Supplemental Data
Net Assets End of Period (000)	$1,984	$1,762	$1,788	$6,031	$5,158
Ratio of Expenses to Average Net Assets	1.00%	1.05%	1.14%	1.14%	1.16%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	1.08%	1.11%	1.14%	1.14%	1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.14%	1.07%	1.22%	0.76%	0.96%
Portfolio Turnover Rate	44%	39%	32%	47%	75%

Amounts designated as “—” are $0.

^	Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Westwood Income Opportunity Fund A Class Shares

Selected Per Shares Data & Ratios for a Share Outstanding Throughout the Year Ended
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net Asset Value Beginning of Period	$14.57	$14.37	$14.87	$13.61	$12.32
Income From Operations:
Net Investment Income^^	0.22	0.21	0.21	0.22	0.23
Net Realized and Unrealized Gains (Loss) on Investments	1.18	0.21	(0.37)	1.21	1.24
Total from Operations	1.40	0.42	(0.16)	1.43	1.47
Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.19)	(0.19)	(0.15)	(0.18)
Distributions from Realized Net Gains	(0.07)	(0.03)	(0.15)	(0.02)	—
Total Dividends and Distributions	(0.26)	(0.22)	(0.34)	(0.17)	(0.18)
Net Asset Value End of Period	$15.71	$14.57	$14.37	$14.87	$13.61
Total Return††	9.71%	2.96%	(1.05)%	10.56%	12.02%
Ratios and Supplemental Data
Net Assets End of Period (000)	$98,976	$123,030	$144,239	$215,541	$145,866
Ratio of Expenses to Average Net Assets	1.08%	1.09%	1.09%	1.09%	1.11%^
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	1.08%	1.09%	1.09%	1.09%	1.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.45%	1.49%	1.41%	1.55%	1.77%
Portfolio Turnover Rate	34%	22%	24%	19%	24%

Amounts designated as “—” are $0.

^	Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.
^^	Calculation performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Westwood Emerging Markets Fund A Class Shares

(commenced operations on December 26, 2012)

	Selected Per Shares Data & Ratios for a Share Outstanding Throughout the Year or Period Ended
	October 31, 2017		October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013[1]
Net Asset Value Beginning of Period	$8.73		$7.71	$9.41	$9.28	$10.00
Income (Loss) From Operations:
Net Investment Income^^	0.08		0.08	0.06	0.10	0.11
Net Realized and Unrealized Gains (Loss) on Investments	1.01		1.00	(1.67)	0.10	(0.83)
Total from Operations	1.09		1.08	(1.61)	0.20	(0.72)
Dividends and Distributions:
Dividends from Net Investment Income	(0.07)		(0.06)	(0.09)	(0.07)	—
Total Dividends and Distributions	(0.07)		(0.06)	(0.09)	(0.07)	—
Net Asset Value End of Period	$9.75		$8.73	$7.71	$9.41	$9.28
Total Return††	12.64	%†	14.16%†	(17.24)%†	2.24%†	(7.20	)%†
Ratios and Supplemental Data
Net Assets End of Period (000)	$546		$435	$377	$517	$890
Ratio of Expenses to Average Net Assets	1.45	%(a)	1.45%	1.45%	1.45%	1.45	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	1.43%		1.52%	1.64%	2.10%	2.82	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.93%		1.07%	0.73%	1.07%	1.45	%*
Portfolio Turnover Rate	25%		47%	45%	28%	43	%**

Amounts designated as “—” are $0.

[1]	For the period from December 26, 2012 through October 31, 2013.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized.
**	Not annualized.
(a)	Ratio includes previously waived investment advisory fees recovered.

 73

Westwood Short Duration High Yield Fund A Class Shares

(commenced operations on June 28, 2013)

	Selected Per Shares Data & Ratios for a Share Outstanding Throughout the Year or Period Ended
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013[1]
Net Asset Value Beginning of Period	$9.31	$9.30	$9.89	$10.12	$9.94
Income From Operations:
Net Investment Income^^	0.40	0.38	0.39	0.39	0.15
Net Realized and Unrealized Gains (Loss) on Investments	0.06	0.02	(0.58)	(0.21)	0.18
Total from Operations	0.46	0.40	(0.19)	0.18	0.33
Dividends and Distributions:
Dividends from Net Investment Income	(0.40)	(0.39)	(0.40)	(0.40)	(0.15)
Distributions from Realized Net Gains	—	—	—	(0.01)	—
Return of Capital	—	—	—	— [2]	—
Total Dividends and Distributions	(0.40)	(0.39)	(0.40)	(0.41)	(0.15)
Net Asset Value End of Period	$9.37	$9.31	$9.30	$9.89	$10.12
Total Return††	5.01%†	4.50%†	(1.98)%†	1.77%†	3.32	%†
Ratios and Supplemental Data
Net Assets End of Period (000)	$596	$1,541	$1,158	$1,110	$544
Ratio of Expenses to Average Net Assets	1.05%	1.08%	1.15%	1.15%	1.15	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	1.26%	1.32%	1.19%	1.18%	1.32	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	4.25%	4.18%	4.11%	3.91%	4.41	%*
Portfolio Turnover Rate	71%	54%	44%	36%	49	%**

Amounts designated as “—” are $0.

[1]	For the period from June 28, 2013 through October 31, 2013.
[2]	Amount less than $0.01 per share.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized.
**	Portfolio turnover is for the Fund for the year.

 74

The Advisors’ Inner Circle Fund

WESTWOOD FUNDS

Investment Adviser

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser (Westwood Short Duration High Yield Fund)

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, Connecticut 06830

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about the Westwood Funds and The Advisors’ Inner Circle Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-877-FUND-WHG (1-877-386-3944)

By Mail:	Westwood Funds P.O. Box 219009 Kansas City, MO 64121-9009

By Internet:	www.westwoodfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

 75

The Advisors’ Inner Circle Fund’s Investment Company Act registration number is 811-06400.

WHG-PS-007-1200

 76

The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

Westwood LargeCap Value Fund

Ticker Symbol: WHGLX

Westwood Low Volatility Equity Fund

Ticker Symbol: WLVIX

Westwood SMidCap Plus Fund

Ticker Symbol: WHGPX

Westwood SMidCap Fund

Ticker Symbol: WHGMX

Westwood SmallCap Fund

Ticker Symbol: WHGSX

Westwood MLP and Strategic Energy Fund

Ticker Symbol: WMLPX

Westwood Income Opportunity Fund

Ticker Symbol: WHGIX

Westwood Worldwide Income Opportunity Fund

Ticker Symbol: WWIOX

Westwood Global Equity Fund

Ticker Symbol: WWGEX

Westwood Emerging Markets Fund

Ticker Symbol: WWEMX

Westwood Short Duration High Yield Fund

Ticker Symbol: WHGHX

Westwood Opportunistic High Yield Fund

Ticker Symbol: WWHYX

Westwood Market Neutral Income Fund

Ticker Symbol: WMNIX

Westwood Strategic Convertibles Fund

(formerly, Westwood Strategic Global Convertibles Fund)

Ticker Symbol: WSCIX

Westwood Emerging Markets Plus Fund

Ticker Symbol:

Institutional Shares

Investment Adviser:

Westwood Management Corp.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

 i

Principal Risks	27
Performance Information	29
Investment Adviser	30
Portfolio Managers	30
Purchase and Sale of Fund Shares	30
Westwood MLP and Strategic Energy Fund	32
Fund Investment Objective	32
Fund Fees and Expenses	32
Principal Investment Strategies	33
Principal Risks	34
Performance Information	38
Investment Adviser	39
Portfolio Managers	39
Purchase and Sale of Fund Shares	39
Westwood Income Opportunity Fund	40
Fund Investment Objectives	40
Fund Fees and Expenses	40
Principal Investment Strategies	41
Principal Risks	41
Performance Information	44
Investment Adviser	45
Portfolio Managers	45
Purchase and Sale of Fund Shares	45
Westwood Worldwide Income Opportunity Fund	47
Fund Investment Objective	47
Fund Fees and Expenses	47
Principal Investment Strategies	48
Principal Risks	49
Performance Information	53
Investment Adviser	54
Portfolio Managers	54
Purchase and Sale of Fund Shares	54
Westwood Global Equity Fund	56
Fund Investment Objective	56
Fund Fees and Expenses	56
Principal Investment Strategies	57
Principal Risks	57
Performance Information	59
Investment Adviser	60
Portfolio Managers	60
Purchase and Sale of Fund Shares	60
Westwood Emerging Markets Fund	62
Fund Investment Objective	62
Fund Fees and Expenses	62
Principal Investment Strategies	63
Principal Risks	63

Performance Information	65
Investment Adviser	66
Portfolio Manager	66
Purchase and Sale of Fund Shares	66
Westwood Short Duration High Yield Fund	68
Fund Investment Objective	68
Fund Fees and Expenses	68
Principal Investment Strategies	69
Principal Risks	70
Performance Information	71
Investment Advisers	72
Portfolio Managers	72
Purchase and Sale of Fund Shares	72
Westwood Opportunistic High Yield Fund	74
Fund Investment Objective	74
Fund Fees and Expenses	74
Principal Investment Strategies	75
Principal Risks	76
Performance Information	79
Investment Advisers	80
Portfolio Managers	80
Purchase and Sale of Fund Shares	80
Westwood Market Neutral Income Fund	81
Fund Investment Objective	81
Fund Fees and Expenses	81
Principal Investment Strategies	82
Principal Risks	83
Performance Information	86
Investment Adviser	87
Portfolio Managers	87
Purchase and Sale of Fund Shares	87
Westwood Strategic Convertibles Fund	88
Fund Investment Objective	88
Fund Fees and Expenses	88
Principal Investment Strategies	89
Principal Risks	89
Performance Information	92
Investment Adviser	92
Portfolio Managers	93
Purchase and Sale of Fund Shares	93
Westwood Emerging Markets Plus Fund	94
Fund Investment Objective	94
Fund Fees and Expenses	94
Principal Investment Strategies	95
Principal Risks	95
Performance Information	97

Investment Adviser	98
Portfolio Manager	98
Purchase and Sale of Fund Shares	98
Summary Information about Taxes and Financial Intermediary Compensation	99
More Information About Risk	100
More Information About Fund Investments	107
Information About Portfolio Holdings	108
Investment Adviser	108
Investment Sub-Adviser	111
Portfolio Managers	111
Related Performance Data of the Adviser	116
Comparable Fund Performance	123
Westwood Opportunistic High Yield Fund Related Performance Data	126
Purchasing, Selling and Exchanging Fund Shares	130
Payments to Financial Intermediaries	137
Other Policies	138
Dividends and Distributions	142
Taxes	142
Additional Information	144
Financial Highlights	145
How to Obtain More Information About the Funds	Back Cover

Institutional Shares of the Westwood Emerging Markets Plus Fund are currently not available for purchase.

Westwood LargeCap Value Fund

Fund Investment Objective

The investment objective of the Westwood LargeCap Value Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1]	0.60%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.73%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.08)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.65%

[1]	Management Fees have been restated to reflect current fees.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.65% of the Fund’s Institutional Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$225	$398	$899

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large capitalization companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers large capitalization companies to be companies that have market capitalizations of greater than $5 billion at the time of initial purchase. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), royalty trusts, and master limited partnerships (“MLPs”). The Fund generally invests in equity securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts (“ADRs”). In the event that the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund’s investments in such securities would normally represent less than 25% of the Fund’s assets.

The Fund invests in approximately 40-60 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target or a change to a company’s fundamentals that negatively impacts the original investment thesis. The Adviser will not necessarily sell a security that has depreciated below the stated market capitalization defined above.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investment Style Risk – The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Royalty Trust Risk – The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts’ operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year for the past 10 years and by showing how the Fund’s Institutional Shares’ average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2008	(31.81)%
2009	13.84%
2010	12.11%
2011	(0.91)%
2012	16.10%
2013	30.03%
2014	11.85%
2015	(0.36)%
2016	10.93%
2017	20.85%

Best Quarter	Worst Quarter
13.13%	(19.34)%
(12/31/2011)	(12/31/2008)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD LARGECAP VALUE FUND – INSTITUTIONAL	1 Year	5 Years	10 Years	Since Inception (06/28/06)
Fund Returns Before Taxes	20.85%	14.20%	6.88%	8.00%
Fund Returns After Taxes on Distributions	18.80%	11.51%	5.39%	6.63%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	13.00%	10.62%	5.17%	6.20%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	13.66%	14.04%	7.10%	7.58%

For information about related performance, please see the “Related Performance Data of the Adviser” section of the Prospectus.

Investment Adviser

Westwood Management Corp.

Portfolio Managers

Mr. Mark R. Freeman, CFA, Chief Investment Officer, has managed the Fund since its inception in 2006.

Mr. Scott D. Lawson, CFA, Vice President, Senior Research Analyst, has managed the Fund since its inception in 2006.

Mr. Matthew Lockridge, Senior Vice President, Research Analyst, has managed the Fund since 2012.

Dr. Varun V. Singh, PhD, CFA, Vice President, Senior Research Analyst, has managed the Fund since 2013.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 99 of the Prospectus.

WESTWOOD LOW VOLATILITY EQUITY FUND

Fund Investment Objective

The investment objective of the Westwood Low Volatility Equity Fund (the “Fund”) is to seek to provide total return, through a combination of current income and capital appreciation, with a lower level of volatility than traditional equity-oriented strategies over a market cycle.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1]	0.70%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.98%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.23)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.75%

[1]	Management Fees have been restated to reflect current fees.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.75% of the Fund’s Institutional Shares’ average daily net assets. This contractual arrangement shall continue in effect until February 28, 2019 and shall thereafter continue in effect until its termination by shareholders of the Fund. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$289	$519	$1,180

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The equity securities in which the Fund invests are primarily publicly traded common stocks. For purposes of the Fund’s 80% investment policy, however, equity securities also include, but are not limited to, preferred stocks, warrants, real estate investment trusts (“REITs”), royalty trusts, American Depositary Receipts (“ADRs”), convertible securities, and exchange-traded funds (“ETFs”) and derivative instruments with economic characteristics similar to equity securities. The Fund may invest in U.S. and non-U.S. (including both developed and emerging market) companies, and may invest in companies of any market capitalization. The Fund may also invest in trust preferred securities.

For purposes of the Fund’s 80% investment policy, convertible securities include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be immediately converted (exchanged) into common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may also invest in “out-of-the-money” convertible securities.

The Fund may utilize derivatives, principally options and futures, to seek to hedge risks or enhance the returns of the Fund. In particular, the Fund may seek to generate income from option premiums, and reduce the Fund’s volatility, by writing (selling) “covered” call options on securities or indices in which the Fund holds long positions.

The Adviser utilizes fundamental research to seek to identify investments for the Fund that will enable it to capture market upside while limiting downside risk. Specifically, the Adviser assesses the strength of a company’s management, business models, and financial condition, as well as the value, volatility, income characteristics, credit quality and liquidity of its securities to seek to invest in securities of undervalued companies with the potential for capital appreciation and strong and improving cash flows sufficient to support a sustainable or rising income stream for investors. The Adviser will consider selling a security when it believes that the security is no longer undervalued, or there are unfavorable changes in the fundamentals of the underlying company or the structure of the security.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Preferred Stock Risk – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Royalty Trust Risk – The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts’ operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in this Prospectus.

Trust Preferred Securities Risk – Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Trust preferred securities are subject to unique risks, due to the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. Such risks include increased credit risk and market value volatility, as well as the risk that the Fund may have to liquidate other investments in order to satisfy the distribution requirements applicable to regulated investment companies if the trust preferred security or the subordinated debt is treated as an original issue discount obligation, and thereby causes the Fund to accrue interest income without receiving corresponding cash payments. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Convertible Securities Risk – The value of a convertible security in which the Fund invests is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based or the other holdings of an active or index ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Derivatives Risk – The Fund’s use of futures contracts and options is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a derivative, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Investment Style Risk – The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year for the past 10 years and by showing how the Fund’s Institutional Shares’ average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Prior to December 30, 2016, the Fund employed a different investment strategy. Therefore, the past performance shown for periods prior to December 30, 2016 may have differed had the Fund’s current investment strategy been in effect. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

The Fund acquired the assets and assumed the historical performance of another fund (the “Predecessor Fund”) on February 5, 2011. The performance shown in the bar chart and performance table for periods prior to that date represents the performance of the Predecessor Fund.

2008	(31.86)%
2009	36.76%
2010	9.03%
2011	3.49%
2012	10.43%
2013	31.05%
2014	11.52%
2015	(2.28)%
2016	9.05%
2017	12.76%

Best Quarter	Worst Quarter
16.45%	(21.36)%
(06/30/2009)	(12/31/2008)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2017 to those of appropriate broad-based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Westwood Low Volatility Equity FUND – INSTITUTIONAL	1 Year	5 Years	10 Years	Since Inception*
Fund Returns Before Taxes	12.76%	11.92%	7.38%	6.33%
Fund Returns After Taxes on Distributions	8.50%	8.78%	5.48%	4.95%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	10.07%	8.70%	5.56%	4.94%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	21.69%	15.71%	8.59%	7.40%
Bloomberg Barclays U.S. Convertible Liquid Bond Index (reflects no deduction for fees, expenses, or taxes)	17.32%	11.42%	7.31%	7.81%
Blended 70/30 Russell 1000 Index/Bloomberg Barclays U.S. Convertible Liquid Bond Index (reflects no deduction for fees, expenses or taxes)	20.39%	14.44%	8.27%	9.52%

*	Performance information for the Fund and the Russell 1000 Index is calculated from August 6, 2001, the Predecessor Fund’s inception date. Performance information for the Bloomberg Barclays U.S. Convertible Liquid Bond Index and the Blended 70/30 Russell 1000 Index/Bloomberg Barclays U.S. Convertible Liquid Bond Index is calculated from December 31, 2002, the Bloomberg Barclays U.S. Convertible Bond Index’s inception date.

Investment Adviser

Westwood Management Corp.

Portfolio Managers

Mr. Daniel J. Barnes, CFA, Vice President, Global Analyst, has managed the Fund since 2016.

Mr. David Clott, CFA, Senior Vice President, has managed the Fund since 2016.

Mr. Matthew Lockridge, Senior Vice President, Research Analyst, has managed the Fund since its inception in 2011.

Mr. Shawn Mato, CFA, Senior Vice President, has managed the Fund since 2016.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 99 of the Prospectus.

Westwood SMidCap Plus Fund

Fund Investment Objective

The investment objective of the Westwood SMidCap Plus Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Management Fees		0.75%
Other Expenses		0.15%
Shareholder Servicing Fees	0.01%
Other Operating Expenses	0.14%
Total Annual Fund Operating Expenses		0.90%
Less Fee Reductions and/or Expense Reimbursements[1]		(0.09)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.81%

[1]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.81% of the Fund’s Institutional Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$278	$490	$1,100

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small- and mid-cap companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers small- and mid-cap companies to be those companies with market capitalizations between $2 billion and $20 billion. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), royalty trusts, and master limited partnerships (“MLPs”). The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts (“ADRs”). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund’s investment in such companies would normally represent less than 15% of the Fund’s assets.

The Fund invests in approximately 45-70 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company’s fundamentals that makes the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund’s target capitalization range.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Investment Style Risk – The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. REITs are susceptible to the risks associated with direct ownership of real estate or mortgages, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; prepayment of mortgages during periods of declining interest rates; inability of mortgagors/tenants to make loan/rent payments; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Royalty Trust Risk – The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts’ operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year and by showing how the Fund’s Institutional Shares’ average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2012	15.14%
2013	34.15%
2014	6.94%
2015	(3.50)%
2016	11.13%
2017	11.51%

Best Quarter	Worst Quarter
12.13%	(10.08)%
(03/31/2013)	(09/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD SMIDCAP PLUS FUND – INSTITUTIONAL	1 Year	5 Years	Since Inception (03/28/11)
Fund Returns Before Taxes	11.51%	11.40%	8.87%
Fund Returns After Taxes on Distributions	11.42%	10.84%	8.43%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	6.59%	8.96%	7.02%
Russell 2500 Index (reflects no deduction for fees, expenses, or taxes)	16.81%	14.33%	11.71%

Investment Adviser

Westwood Management Corp.

Portfolio Managers

Mr. Prashant Inamdar, CFA, Senior Vice President, Research Analyst, has managed the Fund since 2013.

Mr. Thomas C. Lieu, CFA, Senior Vice President, Research Analyst, has managed the Fund since its inception in 2011.

Ms. Susan Schmidt, CFA, Senior Vice President, Research Analyst, has managed the Fund since 2015.

Mr. Grant L. Taber, CFA, Senior Vice President, Research Analyst, has managed the Fund since its inception in 2011.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 99 of the Prospectus.

Westwood SMidCap Fund

Fund Investment Objective

The investment objective of the Westwood SMidCap Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Management Fees		0.75%
Other Expenses		0.22%
Shareholder Servicing Fees	0.13%
Other Operating Expenses	0.09%
Total Annual Fund Operating Expenses		0.97%
Less Fee Reductions and/or Expense Reimbursements[1]		(0.09)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.88%

[1]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.88% of the Fund’s Institutional Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$90	$300	$528	$1,182

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small- and mid-cap companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers small-and mid-cap companies to be those companies within the market capitalization range of the Russell 2500 Index at the time of initial purchase. While the market capitalization range of the Russell 2500 Index changes throughout the year, as of the most recent annual reconstitution of the index on June 23, 2017, the market capitalization range of the companies in the index was between $10 million and $28.1 billion. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), royalty trusts, and master limited partnerships (“MLPs”). The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts (“ADRs”). In the event the Fund invests in foreign securities or ADRs, the Adviser expects that the Fund’s investment in such securities would normally represent less than 15% of the Fund’s assets.

The Fund invests in approximately 45-75 securities that are well diversified among market sectors. The Adviser utilizes a value style of investing and selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company’s fundamentals that makes the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund’s target capitalization range.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Investment Style Risk – The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Royalty Trust Risk – The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts’ operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year for the past 10 years and by showing how the Fund’s Institutional Shares’ average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2008	(27.43)%
2009	34.27%
2010	26.38%
2011	(2.29)%
2012	12.88%
2013	33.80%
2014	4.85%
2015	(3.18)%
2016	12.04%
2017	10.39%

Best Quarter	Worst Quarter
16.84%	(22.22)%
(09/30/2009)	(09/30/2011)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD SMIDCAP FUND – INSTITUTIONAL	1 Year	5 Years	10 Years	Since Inception (12/19/05)
Fund Returns Before Taxes	10.39%	10.93%	8.60%	9.65%
Fund Returns After Taxes on Distributions	7.47%	8.75%	7.15%	8.32%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	8.15%	8.41%	6.77%	7.78%
Russell 2500 Index (reflects no deduction for fees, expenses, or taxes)	16.81%	14.33%	9.22%	9.08%

For information about related performance, please see the “Related Performance Data of the Adviser” section of the Prospectus.

Investment Adviser

Westwood Management Corp.

Portfolio Managers

Mr. Prashant Inamdar, CFA, Senior Vice President, Research Analyst, has managed the Fund since 2013.

Mr. Thomas C. Lieu, CFA, Senior Vice President, Research Analyst, has managed the Fund since 2010.

Ms. Susan Schmidt, CFA, Senior Vice President, Research Analyst, has managed the Fund since 2015.

Mr. Grant L. Taber, CFA, Senior Vice President, Research Analyst, has managed the Fund since 2008.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 99 of the Prospectus.

Westwood SmallCap Fund

Fund Investment Objective

The investment objective of the Westwood SmallCap Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Management Fees		0.85%
Other Expenses		0.25%
Shareholder Servicing Fees	0.14%
Other Operating Expenses	0.11%
Total Annual Fund Operating Expenses		1.10%
Less Fee Reductions and/or Expense Reimbursements[1]		(0.11)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.99%

[1]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.99% of the Fund’s Institutional Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$339	$596	$1,330

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers small-cap companies to be those companies within the market capitalization range of the Russell 2000 Index at the time of initial purchase. While the market capitalization range of the Russell 2000 Index changes throughout the year, as of the most recent annual reconstitution of the index on June 23, 2017, the market capitalization range of the companies in the index was between $37 million and $5.7 billion. The equity securities in which the Fund invests are primarily common stocks, but may also include shares of exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), royalty trusts, and master limited partnerships (“MLPs”). The Fund generally invests in securities of domestic companies, but may also invest in equity securities of foreign companies and American Depositary Receipts (“ADRs”). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund’s investment in such securities would normally represent less than 25% of the Fund’s assets.

The Fund invests in approximately 50-70 securities that are well diversified among market sectors. The Adviser selects securities for the Fund that it believes are currently undervalued in the market and offer an attractive opportunity for price appreciation coupled with downside risk limitation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company’s fundamentals that makes the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund. The Adviser will not necessarily sell a security that has appreciated or depreciated outside the Fund’s target capitalization range.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Small-Capitalization Company Risk – The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Investment Style Risk – The Fund pursues a “value style” of investing. Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or its prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Royalty Trust Risk – The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts’ operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year for the past 10 years and by showing how the Fund’s Institutional Shares’ average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2008	(32.11)%
2009	20.42%
2010	23.23%
2011	(1.40)%
2012	18.13%
2013	49.39%
2014	6.05%
2015	(5.94)%
2016	28.33%
2017	12.36%

Best Quarter	Worst Quarter
19.36%	(26.09)%
(12/31/2011)	(12/31/2008)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD SMALLCAP FUND – INSTITUTIONAL	1 Year	5 Years	10 Years	Since Inception (04/02/07)
Fund Returns Before Taxes	12.36%	16.53%	9.69%	8.60%
Fund Returns After Taxes on Distributions	10.23%	14.91%	8.75%	7.72%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	8.17%	12.81%	7.66%	6.77%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	7.84%	13.01%	8.17%	6.37%

For information about related performance, please see the “Related Performance Data of the Adviser” section of the Prospectus.

Investment Adviser

Westwood Management Corp.

Portfolio Managers

Mr. William Costello, CFA, Senior Vice President, Senior Research Analyst, has managed the Fund since 2010.

Mr. Matthew Lockridge, Senior Vice President, Research Analyst, has managed the Fund since 2010.

Mr. Fred G. Rowsey, CFA, Vice President, Research Analyst, has managed the Fund since 2013.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 99 of the Prospectus.

Westwood MLP and Strategic Energy Fund

Fund Investment Objective

The investment objective of the Westwood MLP and Strategic Energy Fund (the “Fund”) is to seek to provide total return through a combination of capital appreciation and current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.85%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	1.24%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.24)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.00%

[1]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s Institutional Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$370	$658	$1,479

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in Master Limited Partnerships (“MLPs”) and other energy-related investments. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. MLPs and other energy-related investments are:

(i)	MLPs that are publicly traded and treated as partnerships for U.S. federal income tax purposes, which are involved in “energy-related activities,” including the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources (“energy-related MLPs”).

(ii)	Companies structured as MLPs that have elected to be taxed as corporations for U.S. federal income tax purposes, which are involved in energy-related activities.

(iii)	I-Shares issued by MLP affiliates, substantially all of whose assets consist of units or ownership interests of an affiliated energy-related MLP.

(iv)	Companies other than MLPs that derive at least 50% of their revenues or operating income from energy-related activities, including energy-related utilities companies.

(v)	Exchange-traded notes whose returns are linked to the returns of energy-related MLPs or indices thereof.

(vi)	Exchange-traded, open-end or closed-end funds that invest primarily in energy-related MLPs or their affiliates.

(vii)	Instruments that provide economic exposure to each type of investment listed in items (i) through (vi) above, including derivative instruments, such as futures contracts, forward contracts, options and swaps.

The Fund may invest in companies of any market capitalization, and may invest in initial public offerings. The Fund may invest in fixed income securities of any credit quality, including securities rated below investment grade or, if unrated, deemed by the Adviser to be of comparable quality (“junk bonds”). The Fund may invest up to 25% of its net assets in foreign securities.

The Fund may invest no more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships (“QPTPs”) for U.S. federal income tax purposes. This limitation does not apply to I-Shares issued by MLP affiliates that are not treated as partnerships, or another type of pass-through entity, for U.S. federal income tax purposes.

The Fund will concentrate its investments in the securities of companies in the energy industries. The Fund is also classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

In deciding which securities to purchase for the Fund, the Adviser employs a proprietary fundamental bottom-up approach, which includes generating investment ideas and identifying companies with a favorable reward/risk ratio and certain other characteristics.

The Adviser considers the following security characteristics before investing:

•	Current price and yield
•	Price target and upside potential
•	Downside risk
•	Discounted cash flows
•	Valuation multiples
•	Distribution growth

The Adviser creates proprietary models based on a set of inputs – risk-adjusted discount rates and oil and natural gas price curves – which produce reward/risk ratios based on the price targets and downside risk scenarios.

In addition to a favorable reward/risk ratio, the Adviser also seeks to invest in companies with the following characteristics:

•	Solid balance sheet
•	Readily identifiable value drivers
•	An experienced, prudent management team
•	Access to capital and favorable cost of capital
•	A history of successful execution
•	Well-positioned assets
•	Stable long-term contracts
•	Equitable cash flow sharing with limited partners

In deciding whether to sell a security for the Fund, the Adviser utilizes sell signals, which include, but are not limited to: a security reaching a predetermined price target, a change to a company’s fundamentals that makes the reward/risk profile less attractive, or a need to improve the overall reward/risk profile of the Fund. To control the risk of negative price movements, the Adviser reviews a security for sale when it perceives negative changes to the investment thesis or when the price declines 15% over 30 days.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

The performance of securities issued by MLP affiliates, including I-Shares, primarily depends on the performance of the affiliated MLP. The risks and uncertainties that affect an MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities issued by that MLP’s affiliate. I-Shares may trade at a market price below that of the affiliated MLP and may be less liquid than securities of the affiliated MLP.

Energy Industries Risk – The Fund is subject to the risk of concentrating investments in the energy industries, which makes it more susceptible to factors adversely affecting issuers within those industries than a fund investing in a more diversified portfolio of securities. A downturn in the energy industries could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy industries may lag the performance of other industries or the broader market as a whole. Energy companies are affected by worldwide energy prices and costs related to energy production. These companies may have significant operations in areas at risk for natural disasters, social unrest and environmental damage. These companies may also be at risk for increased government regulation and intervention, energy conservation efforts, litigation and negative publicity and perception.

Investments in energy-related utilities companies involve special considerations, including the risk of changing commodity prices, government regulation and oversight, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing utility services. Utilities companies are also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of facilities.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Initial Public Offering (“IPO”) Risk – The market value of shares in an IPO may fluctuate considerably or decline shortly after the IPO, due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.

Fixed Income Risk – Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds.” Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

High Yield Bond Risk – High yield bonds (often called “junk bonds”) are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Foreign Company Risk – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Exchange-Traded Note (“ETN”) Risk – An ETN is a debt security of an issuer that is listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Similar to other debt securities, ETNs tend to have a maturity date and are backed only by the credit of the issuer. ETNs are designed to provide investors access to the returns of various market benchmarks, such as a securities index, currency or investment strategy, less fees and expenses. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. The Fund could lose some of or the entire amount invested in ETNs. The Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market.

Risks of Investing in Other Investment Companies – To the extent the Fund invests in other investment companies, such as exchange-traded funds (“ETFs”), closed-end funds and other open-end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described below. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Tax Risk – The Fund intends to qualify each year as a regulated investment company (a “RIC”) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet requirements including with respect to the diversification of its assets. In particular, the Fund may not invest more than 25% of its total assets in the securities of entities treated as QPTPs for U.S. federal income tax purposes, including certain MLPs. If the Fund were to fail to qualify as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and distributions from earnings and profits would generally be taxable to Fund shareholders as ordinary income.

Industry Concentration Risk – The Fund concentrates its investments in the energy industries. Concentration in particular industries subjects the Fund to the risks associated with those industries. As a result, the Fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting those industries than funds investing in a broader range of industries.

Non-Diversification Risk – The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year and by showing how the Fund’s Institutional Shares’ average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2015	(33.92)%
2016	22.59%
2017	(2.33)%

Best Quarter	Worst Quarter
13.22%	(25.75)%
(06/30/2016)	(09/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Westwood MLP and Strategic Energy Fund – INSTITUTIONAL	1 Year	Since Inception (12/29/14)
Fund Returns Before Taxes	(2.33)%	(7.56)%
Fund Returns After Taxes on Distributions	(2.41)%	(7.91)%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	(2.48)%	(6.06)%
Alerian MLP Index (reflects no deduction for fees, expenses, or taxes)	(6.52)%	(9.56)%

Investment Adviser

Westwood Management Corp.

Portfolio Managers

Mr. Matthew Na, CFA, Vice President, Research Analyst, has managed the Fund since its inception in 2014.

Mr. Todd L. Williams, CFA, Senior Vice President, Senior Research Analyst, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 99 of the Prospectus.

Westwood Income Opportunity Fund

Fund Investment Objectives

The primary investment objective of the Westwood Income Opportunity Fund (the “Fund”) is to provide current income. A secondary objective of the Fund is to provide the opportunity for long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.75%
Other Expenses	0.08%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses[1,2]	0.86%

[1]	The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.90% of the Fund’s Institutional Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to meet its investment objectives by investing generally more than 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying and/or interest-bearing securities. By utilizing income-producing securities from diverse asset classes, the Fund also seeks to maintain a lower volatility profile than traditional equity-only products. The Fund aims to invest in securities of companies with a strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, the Adviser chooses among a diversified group of income-producing asset classes. Equity securities may include dividend-paying common stocks, preferred stocks, convertible securities and warrants. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in royalty trusts and master limited partnerships (“MLPs”), securities of real estate investment trusts (“REITs”), and shares of exchange-traded funds (“ETFs”). The Fund generally invests in securities of domestic companies, but may also invest in securities of foreign companies and American Depositary Receipts (“ADRs”). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund’s investments in such securities would normally represent less than 25% of the Fund’s assets.

The Fund is permitted to invest in companies of any capitalization range. The Fund’s fixed income investments are, in the aggregate, of investment grade (i.e., those rated in one of the three highest rating categories by a rating agency), but may at times include securities rated below investment grade (high yield or “junk” bonds). In addition, the Fund’s fixed income securities may include unrated securities, if deemed by the Adviser to be of comparable quality to investment grade.

The Fund seeks to provide a higher level of current income than that offered by traditional fixed income products such as U.S. government bonds and money market securities. The Adviser’s investment process incorporates relative value analysis among capital instruments, as well as among asset classes, to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income along with capital appreciation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company’s fundamentals that makes the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Fixed Income Risk – Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds.” Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

High Yield Bond Risk – High yield bonds (often called “junk bonds”) are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Micro-Capitalization Company Risk – Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Royalty Trust Risk – The Fund may invest in royalty trusts. A royalty trust generally acquires an interest in natural resource companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Fund’s investment in royalty trusts may result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the royalty trusts’ operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in the Prospectus.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year for the past 10 years and by showing how the Fund’s Institutional Shares’ average annual total returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2008	(4.58)%
2009	12.18%
2010	13.77%
2011	7.10%
2012	7.95%
2013	14.49%
2014	9.10%
2015	(2.57)%
2016	6.66%
2017	10.96%

Best Quarter	Worst Quarter
8.46%	(5.49)%
(03/31/2013)	(09/30/2011)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2017 to those of appropriate broad-based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD INCOME OPPORTUNITY FUND – INSTITUTIONAL	1 Year	5 Years	10 Years	Since Inception (12/19/05)
Fund Returns Before Taxes	10.96%	7.57%	7.33%	7.09%
Fund Returns After Taxes on Distributions	9.99%	6.91%	6.61%	6.24%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	6.86%	5.81%	5.71%	5.50%
Citigroup 10-Year Treasury Index (reflects no deduction for fees, expenses or taxes)	2.13%	0.98%	4.14%	4.39%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.84%	0.24%	0.34%	1.07%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	8.72%
FTSE NAREIT U.S. Equity Index (reflects no deduction for fees, expenses, or taxes)	8.67%	9.83%	7.77%	7.59%
25/25/25/25 Blended Benchmark Index (reflects no deduction for fees, expenses or taxes)	8.13%	6.76%	5.89%	6.09%

For information about related performance, please see the “Related Performance Data of the Adviser” section of the Prospectus.

Investment Adviser

Westwood Management Corp.

Portfolio Managers

Mr. Daniel J. Barnes, CFA, Vice President, Global Analyst, has managed the Fund since 2018.

Mr. Mark R. Freeman, CFA, Chief Investment Officer, has managed the Fund since its inception in 2005.

Mr. Todd L. Williams, CFA, Senior Vice President, Senior Research Analyst, has managed the Fund since its inception in 2005.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 99 of the Prospectus.

Westwood Worldwide Income Opportunity Fund

Fund Investment Objective

The investment objective of the Westwood Worldwide Income Opportunity Fund (the “Fund”) is to seek to provide total return, through a combination of current income and capital appreciation, with a lower level of volatility than traditional equity-oriented strategies.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Management Fees		0.75%
Other Expenses		1.45%
Shareholder Servicing Fees	0.02%
Other Operating Expenses	1.43%
Acquired Fund Fees and Expenses		0.04%
Total Annual Fund Operating Expenses[1]		2.24%
Less Fee Reductions and/or Expense Reimbursements[2]		(1.25)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[1]		0.99%

[1]	The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.95% of the Fund’s Institutional Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$580	$1,086	$2,477

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying and/or interest-bearing securities. The Fund seeks to maintain a lower level of volatility than traditional equity-oriented strategies by investing in a variety of income-producing equity and fixed income securities. The equity securities in which the Fund invests may include common stocks, preferred stocks, convertible securities, warrants, master limited partnerships (“MLPs”), royalty trusts, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities, designed to replicate equity exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The fixed income securities in which the Fund invests may include U.S. and foreign government securities, municipal bonds, corporate bonds, bank obligations, mortgage-backed securities and money market instruments.

Under normal market conditions, the Fund invests at least 40% of its net assets, plus any borrowings for investment purposes, in non-U.S. assets, and invests in at least three different countries. Non-U.S. assets include securities of foreign countries, and securities of companies organized or located or doing a substantial amount of business outside the United States, in both developed and emerging markets. From time to time, the Fund may focus its investments in a particular geographic region, such as the United States, Europe, Asia or Latin America. The Fund may invest in securities of any market capitalization, maturity, duration or credit quality, including securities rated below investment grade or, if unrated, deemed by the Adviser to be of comparable quality (“junk bonds”). The Fund may use derivative instruments, such as futures contracts, forward contracts and options to seek to hedge foreign currency risks. The Fund may also seek to generate income from option premiums by writing (selling) “covered” call options on securities in which the Fund holds long positions.

The Adviser’s investment process incorporates relative value analysis among securities, as well as among asset classes, to seek to determine where downside potential can be limited to achieve the goal of providing an attractive total rate of return, with a lower level of volatility than traditional equity-oriented strategies. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of equities, positive earnings surprises without a corresponding change in price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, or a change to a company’s fundamentals that makes its risk/return profile less attractive relative to other investment alternatives. The Fund may buy and sell securities frequently, which could result in a high portfolio turnover rate.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Preferred Stock Risk – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Convertible Securities Risk – The value of a convertible security in which the Fund invests is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

MLP Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors. The Fund’s investment in MLPs may result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the MLPs’ operating expenses, in addition to paying Fund expenses. MLP operating expenses are not reflected in the fee table and example in this Prospectus.

Royalty Trust Risk – A royalty trust generally owns the rights to royalties on the production and sales of a natural resource company, and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. The Fund’s investment in royalty trusts may result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the royalty trusts’ operating expenses, in addition to paying Fund expenses. Royalty trust operating expenses are not reflected in the fee table and example in this Prospectus.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Fixed Income Risk – Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds.” Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

High Yield Bond Risk – The Fund may invest in high yield bonds (often called “junk bonds”), which are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

U.S. Government Securities Risk – The Fund’s investments in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Foreign Sovereign Debt Securities Risk – The Fund’s investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Municipal Bonds Risk – The value of municipal bonds in which the Fund may invest could be impacted by events in the municipal securities market. Negative events, such as severe fiscal difficulties, bankruptcy, an economic downturn, unfavorable legislation, court rulings or political developments could adversely affect the ability of municipal issuers to repay principal and to make interest payments.

Bank Obligations Risk – The Fund’s investments in bank obligations are subject to risks generally applicable to debt securities, as well as to the risk of negative events affecting the banking industry. Obligations of foreign banks and foreign branches of U.S. banks are subject to additional risks, including negative political and economic developments in the country in which the bank or branch is located and actions by a foreign government that might adversely affect the payment of principal and interest on such obligations, such as the seizure or nationalization of foreign deposits. Additionally, U.S. and state banking laws and regulations may not apply to foreign branches of U.S. banks, and generally do not apply to foreign banks.

Mortgage-Backed Securities Risk – The mortgage-backed securities in which the Fund may invest are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Money Market Instruments Risk – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Foreign Securities Risk – Investing in foreign securities, including direct investments and through ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Regional Focus Risk – To the extent that it focuses its investments in a particular geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and participatory notes is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described below. The Fund’s use of forwards and participatory notes is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based or the ETF’s other holdings and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year and by showing how the Fund’s Institutional Shares’ average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2016	2.24%
2017	11.81%

Best Quarter	Worst Quarter
3.51%	(1.47)%
(06/30/2016)	(12/31/2016)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2017 to those of appropriate broad-based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Westwood WorldWide Income Opportunity FUND – INSTITUTIONAL	1 Year	Since Inception (5/1/15)
Fund Returns Before Taxes	11.81%	2.94%
Fund Returns After Taxes on Distributions	11.44%	2.58%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	6.91%	2.21%
MSCI World Index (Net) (reflects no deduction for fees, expenses, or taxes (except foreign withholding taxes))	22.40%	8.37%
FTSE/EPRA NAREIT Developed Index (Net) (reflects no deduction for fees, expenses, or taxes (except foreign withholding taxes))	10.36%	4.07%
Bloomberg Barclays Global Treasury G-7 Index (reflects no deduction for fees, expenses, or taxes)	6.00%	2.58%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.84%	0.42%
25/25/25/25 Blended Benchmark Index (reflects no deduction for fees, expenses, or taxes)	9.67%	4.01%

Investment Adviser

Westwood Management Corp.

Portfolio Managers

Mr. Daniel J. Barnes, CFA, Vice President, Global Analyst, has managed the Fund since its inception in 2015.

Mr. Mark R. Freeman, CFA, Chief Investment Officer, has managed the Fund since its inception in 2015.

Mr. Todd L. Williams, CFA, Senior Vice President, Senior Research Analyst, has managed the Fund since its inception in 2015.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 99 of the Prospectus.

Westwood Global Equity Fund

Fund Investment Objective

The investment objective of the Westwood Global Equity Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.80%
Other Expenses	0.73%
Total Annual Fund Operating Expenses	1.53%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.53)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.00%

[1]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s Institutional Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$431	$784	$1,778

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized or located throughout the world, including the United States. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds (“ETFs”), American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), preferred stock, warrants and real estate investment trusts (“REITs”). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $1 billion. The Fund invests at least 40% of its net assets, plus any borrowings for investment purposes, in companies organized or located or doing a substantial amount of business outside the United States in both developed and emerging market countries, and will generally have exposure to the United States, the United Kingdom and Japan.

The Fund invests in approximately 60-85 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added (“EVA”) philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company’s fundamentals, or when more attractive alternatives exist.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Derivatives Risk – The Fund’s use of participatory notes is subject to market risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk and credit risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year and by showing how the Fund’s Institutional Shares’ average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2013	17.65%
2014	(3.40)%
2015	(1.03)%
2016	7.57%
2017	19.73%

Best Quarter	Worst Quarter
7.55%	(10.76)%
(09/30/2013)	(09/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD GLOBAL EQUITY FUND – INSTITUTIONAL	1 Year	5 Years	Since Inception (12/26/12)
Fund Returns Before Taxes	19.73%	7.70%	7.78%
Fund Returns After Taxes on Distributions	19.57%	7.45%	7.53%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	11.57%	6.09%	6.16%
MSCI ACWI (Net) (reflects no deduction for fees, expenses, or taxes (except foreign withholding taxes))	23.97%	10.80%	10.83%

Investment Adviser

Westwood Management Corp.

Portfolio Managers

Thomas Pinto Basto, CFA, Vice President, and Patricia Perez-Coutts, CFA, Senior Vice President, have managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 99 of the Prospectus.

Westwood Emerging Markets Fund

Fund Investment Objective

The investment objective of the Westwood Emerging Markets Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.95%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	1.18%
Plus Previously Waived Fees and/or Reimbursed Expenses Recovered[1]	0.02%
Total Annual Fund Operating Expenses After Previously Waived Fees and/or Reimbursed Expenses Recovered	1.20%

[1]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.20% of the Fund’s Institutional Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$377	$651	$1,434

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers a company to be an emerging market company if (i) at least 50% of the company’s assets are located in emerging markets; (ii) at least 50% of the company’s revenues are generated in emerging markets; or (iii) the company is domiciled in an emerging market. “Emerging markets” include countries in the MSCI Emerging Markets Index, and other countries that the Fund considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds (“ETFs”), American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), preferred stock, warrants and real estate investment trusts (“REITs”). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $500 million.

The Fund invests in approximately 70-90 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added (“EVA”) philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company’s fundamentals, or when more attractive alternatives exist.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Derivatives Risk – The Fund’s use of participatory notes is subject to market risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk and credit risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year and by showing how the Fund’s Institutional Shares’ average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2013	(13.03)%
2014	4.31%
2015	(18.26)%
2016	12.47%
2017	28.36%

Best Quarter	Worst Quarter
13.22%	(18.87)%
(03/31/2017)	(09/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD EMERGING MARKETS FUND – INSTITUTIONAL	1 Year	5 Years	Since Inception (12/26/12)
Fund Returns Before Taxes	28.36%	1.37%	1.51%
Fund Returns After Taxes on Distributions	28.36%	1.32%	1.45%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	16.45%	1.21%	1.31%
MSCI Emerging Markets Index (Net) (reflects no deduction for fees, expenses, or taxes (except foreign withholding taxes))	37.28%	4.35%	4.51%

For information about related performance, please see the “Comparable Fund Performance” section of the Prospectus.

Investment Adviser

Westwood Management Corp.

Portfolio Manager

Patricia Perez-Coutts, CFA, Senior Vice President, has managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 99 of the Prospectus.

Westwood Short Duration High Yield Fund

Fund Investment Objective

The investment objective of the Westwood Short Duration High Yield Fund (the “Fund”) is to generate a high level of current income while experiencing lower volatility than the broader high yield market.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1]	0.70%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.99%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.19)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.80%

1	Management Fees have been restated to reflect current fees.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.80% of the Fund’s Institutional Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$296	$529	$1,196

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. High yield securities, also referred to as “junk” bonds, are securities rated BB+, Ba1 or below by independent rating agencies at the time of purchase by the Fund, or securities that are unrated but judged to be of comparable quality by SKY Harbor Capital Management, LLC (the “Sub-Adviser”). The Fund may invest in securities of any rating, including securities that are in default.

In seeking to achieve the Fund’s objective, the Sub-Adviser generally invests in a portfolio of high yield securities of U.S. companies, as described in further detail below. While the Sub-Adviser may purchase securities of any maturity, under normal market conditions, the Sub-Adviser generally expects to invest in high yield securities, including privately placed securities, that have an expected redemption through maturity, call or other corporate action within three years or less, although this may vary if, in the Sub-Adviser’s opinion, it is warranted by current market conditions. While there is no maximum duration on individual securities, the average maximum “duration to worst” of the Fund is expected to be under three years. “Duration to worst” is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. The Sub-Adviser believes such a portfolio serves to reduce volatility and preserve capital when compared to traditional high yield portfolios. In the Sub-Adviser’s view, traditional high yield portfolios generally possess durations to worst of longer than three years. Portfolios with longer durations to worst are generally more sensitive to interest rate changes and other market risks. Accordingly, the Sub-Adviser seeks to achieve less volatility and better preservation of capital for the Fund relative to traditional high yield portfolios by maintaining a duration to worst for the Fund that is significantly shorter than that of traditional high yield portfolios. The Fund also invests in high yield securities of non-U.S. companies, and the Sub-Adviser expects that the Fund’s investments in non-U.S. companies will normally represent less than 25% of the Fund’s assets, and may include investments in emerging markets.

In selecting securities for the Fund’s portfolio, the Sub-Adviser seeks issuers that exhibit attractive characteristics including, but not limited to: stable businesses with projectable cash flows; positive year-over-year cash flow comparisons supported by stable industry conditions; generation of cash in excess of corporate and financial obligations; and management intentions for use of cash flows favorable to bond holders. In making investment decisions, the Sub-Adviser utilizes an investment process that is based on fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools. The goal of the investment process is to identify high yield securities with attractively priced income streams and to achieve superior long term returns from investments. The Sub-Adviser employs an established selling discipline and may generally sell a security for one of three non-exclusive reasons: (i) there is a negative change in the Sub-Adviser’s fundamental assessment of a security; (ii) the security becomes overvalued relative to other opportunities; or (iii) the Sub-Adviser is shifting the portfolio from one sector or risk segment to another.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

High Yield Bond Risk – High yield bonds (often called “junk bonds”) are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Liquidity Risk – Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

Valuation Risk – A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

Credit Risk – The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the rating agency or the Sub-Adviser to be more likely to pay interest and repay principal than an issuer of a lower quality bond. Adverse economic conditions or changing circumstances may weaken the capacity of the issuer to pay interest and repay principal.

Interest Rate Risk – As with most funds that invest in fixed income securities, changes in interest rates are a factor that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the longer the duration, the more volatile the security.

Fixed income debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some fixed income debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Fixed income debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Private Placements Risk – Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Foreign Securities Risk – Investing in securities of foreign issuers poses additional risks since political and economic events unique to a country or region will affect foreign securities markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in securities of foreign issuers are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. In an attempt to reduce currency risk associated with non-U.S. denominated securities, the Fund intends to hedge its foreign currency exposure by entering into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price, thereby fixing the exchange rate for a specified time in the future. However, the Sub-Adviser has limited ability to direct or control foreign exchange execution rates, and there is no guarantee that such hedging strategies will be successful in reducing the currency risk associated with investing in foreign securities. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year and by showing how the Fund’s Institutional Shares’ average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2012	6.08%
2013	5.15%
2014	(1.11)%
2015	(1.25)%
2016	7.60%
2017	4.20%

Best Quarter	Worst Quarter
2.91%	(2.82)%
(09/30/2016)	(09/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

WESTWOOD SHORT DURATION HIGH YIELD FUND – INSTITUTIONAL	1 Year	5 Years	Since Inception (12/28/11)
Fund Returns Before Taxes	4.20%	2.86%	3.38%
Fund Returns After Taxes on Distributions	2.16%	0.88%	1.44%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	2.36%	1.26%	1.72%
ICE BofA Merrill Lynch U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	7.48%	5.80%	7.39%

For information about related performance, please see the “Comparable Fund Performance” section of the Prospectus.

Investment Advisers

Westwood Management Corp. serves as investment adviser to the Fund. SKY Harbor Capital Management, LLC serves as investment sub-adviser to the Fund.

Portfolio Managers

Anne Yobage, CFA, Lead Portfolio Manager, Director and co-founder of the Sub-Adviser, has managed the Fund since its inception in 2011.

David Kinsley, CFA, Portfolio Manager, Principal and Head of Investing of the Sub-Adviser, has managed the Fund since 2015.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $100,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 99 of the Prospectus.

Westwood Opportunistic High Yield Fund

Fund Investment Objective

The investment objective of the Westwood Opportunistic High Yield Fund (the “Fund”) is to seek to maximize total return through a high level of current income and capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Management Fees		0.55%
Other Expenses		4.73%
Shareholder Servicing Fees	0.10%
Other Operating Expenses	4.63%
Total Annual Fund Operating Expenses		5.28%
Less Fee Reductions and/or Expense Reimbursements[1]		(4.53)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		0.75%

[1]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.75% of the Fund’s Institutional Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$1,174	$2,266	$4,969

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of the 80% policy, high yield securities include “junk bonds” (bonds rated BB+/Ba1, or below, at the time of purchase by the Fund, or bonds that are unrated but judged to be of comparable quality by SKY Harbor Capital Management, LLC (the “Sub-Adviser”)), as well as senior secured, second lien or other subordinated or unsecured fixed or floating rate bank loans (through both assignments and participations). The Fund will principally invest in U.S. dollar denominated securities of both U.S. and non-U.S. companies, including emerging market companies. From time to time, the Fund may focus its investments in a particular geographic region, such as Europe.

The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market conditions. The Fund may, however, invest in securities whose ratings imply an imminent risk of default with respect to such payments.

The Fund may also invest in other fixed income securities (including investment-grade corporate bonds, U.S. government bonds, zero coupon bonds, and mortgage-backed and asset-backed securities), equity securities (including common and preferred stock, convertible securities, and warrants), and other investment companies (including exchange-traded funds (“ETFs”)). The Fund may invest in fixed income securities with any maturity or duration and may invest in equity securities with any market capitalization. In addition, the Fund may invest in derivative instruments, principally futures and swaps (including credit default swaps and credit default swap indexes) to gain exposure to certain securities, markets or asset classes, to hedge positions within the Fund’s portfolio, or to otherwise enhance the Fund’s return.

In selecting securities for the Fund’s portfolio, the Sub-Adviser seeks issuers that it believes exhibit attractive characteristics including, but not limited to: stable businesses with projectable cash flows; positive year-over-year cash flow comparisons supported by stable industry conditions; generation of cash in excess of corporate and financial obligations; and management intentions for use of cash flows favorable to debt holders. In making investment decisions, the Sub-Adviser utilizes an investment process that is based on fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools.

The Sub-Adviser employs an established selling discipline and may generally sell a security for one of three non-exclusive reasons: (i) there is a negative change in the Sub-Adviser’s fundamental assessment of a security; (ii) the security becomes overvalued relative to other opportunities; or (iii) the Sub-Adviser is shifting the portfolio from one sector or risk segment to another.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

High Yield Bond Risk – High yield bonds (often called “junk bonds”) are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Bank Loans Risk – Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

U.S. Government Securities Risk – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Zero Coupon Bonds Risk – The value of zero coupon bonds is subject to greater fluctuation in response to changes in market interest rates than the value of bonds which make regular payments of interest. Even though zero coupon bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Mortgage-Backed Securities Risk – Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Credit Risk – The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Interest Rate Risk – As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Foreign Company Risk – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Emerging Market Company Risk – Investments in emerging market companies are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign companies. Unlike more established markets, emerging markets may have governments that are less stable and economies that are less developed. Furthermore, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Regional Focus Risk – To the extent that it focuses its investments in a particular geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

Risks of Investing in Other Investment Companies – To the extent the Fund invests in other investment companies, such as ETFs, and other open-end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Derivatives Risk – The Fund’s use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described below. The Fund’s use of swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Valuation Risk – A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade securities accurately.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year and by showing how the Fund’s Institutional Shares’ average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2015	(4.81)%
2016	14.67%
2017	7.01%

Best Quarter	Worst Quarter
5.43%	(3.92)%
(09/30/2016)	(09/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Westwood Opportunistic High Yield Fund – INSTITUTIONAL	1 Year	Since Inception (12/29/14)
Fund Returns Before Taxes	7.01%	5.27%
Fund Returns After Taxes on Distributions	3.83%	2.58%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	3.93%	2.76%
ICE BofA Merrill Lynch U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	7.48%	6.37%

For information about related performance, please see the “Westwood Opportunistic High Yield Fund Related Performance Data” section of the Prospectus.

Investment Advisers

Westwood Management Corp. serves as investment adviser to the Fund. SKY Harbor Capital Management, LLC serves as investment sub-adviser to the Fund.

Portfolio Managers

Ms. Hannah Strasser, CFA, Lead Portfolio Manager, Managing Director and co-founder of the Sub-Adviser, has managed the Fund since its inception in 2014.

Mr. Ryan Carrington, CFA, Senior Portfolio Manager, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 99 of the Prospectus.

Westwood Market Neutral Income Fund

Fund Investment Objective

The investment objective of the Westwood Market Neutral Income Fund (the “Fund”) is to seek to generate positive total returns in all market conditions through a combination of current income and capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investments)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares
Management Fees		0.85%
Other Expenses		1.30%
Shareholder Servicing Fees	0.13%
Dividend and Interest Expenses on Securities Sold Short	0.19%
Other Operating Expenses	0.98%
Acquired Fund Fees and Expenses		0.02%
Total Annual Fund Operating Expenses[1]		2.17%
Less Fee Reductions and/or Expense Reimbursements[2]		(0.76)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements		1.41%

[1]	The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, Dividend and Interest Expenses on Securities Sold Short, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.20% of the Fund’s Institutional Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$144	$606	$1,095	$2,444

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a market neutral investment strategy, which means that the Fund seeks to earn a positive return in all market conditions, by maintaining a portfolio that is designed to have low volatility and low correlations with the general stock and bond markets.

In seeking to achieve its goals, the Fund invests primarily in income producing convertible securities. Convertible securities include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may also invest in equity securities and non-convertible fixed income securities, and may invest in securities of any market capitalization, maturity, duration or credit quality, including securities rated below investment grade or, if unrated, deemed by the Adviser to be of comparable quality (“junk bonds”). The Fund may invest in foreign companies in both developed and emerging markets, and will generally have exposure to the United States, Europe and Asia.

The Fund seeks to exploit certain arbitrage opportunities by, for example, selling common stocks or bonds short against positions in which the Fund has invested in convertible securities, or establishing short positions in convertible securities with long positions in the corresponding common stock or bond. When the Fund sells a security short, it is selling a security it does not own. The Fund may invest in derivative instruments, such as futures contracts, forward contracts, options and swaps (including credit default swaps) to seek to hedge risks such as issuer, equity market, credit, interest rate and foreign currency risks, or enhance the returns of the Fund. The Fund may also seek to generate income from option premiums by writing (selling) call and put options on individual securities, broad-based securities indexes or exchange-traded funds (“ETFs”).

The Adviser seeks to identify undervalued convertible securities by utilizing quantitative tools and fundamental research to assess a security’s income characteristics, liquidity, credit quality, volatility and equity value. The Adviser seeks to invest in companies with strong business models, quality management, and favorable financial conditions. The Adviser will consider selling a convertible security when it believes that the security is no longer undervalued, or there are unfavorable changes in the fundamentals of the underlying company or the structure of the convertible security. The Fund may buy and sell securities frequently, which could result in a high portfolio turnover rate.

When the Adviser believes that market conditions are unfavorable for profitable investing, or is otherwise unable to locate attractive investment opportunities, it may increase the Fund’s investments in cash or money market instruments to protect the Fund’s assets and maintain liquidity. When the Fund’s investments in cash or money market instruments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity and fixed income securities.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Convertible Securities Risk – The value of a convertible security in which the Fund invests is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Fixed Income Risk – Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds.” Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

High Yield Bond Risk – The Fund may invest in high yield bonds (often called “junk bonds”), which are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Preferred Stock Risk – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

Foreign Securities Risk – Investing in foreign securities poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Regional Focus Risk – To the extent that it focuses its investments in a particular geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Short Sale Risk – A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share price. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described below. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based or the ETF’s other holdings and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Money Market Instruments Risk – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Market Neutral Strategy Risk – The Fund’s market neutral strategy may cause the Fund to underperform compared to equity or fixed income markets or other mutual funds that do not utilize a market neutral strategy. For example, in rising markets, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform or sustain losses. Periodic underperformance is to be expected and is a result of the Fund’s overall hedging techniques employed for the market neutral strategy. Additionally, there is a risk that the Adviser will be unable to construct a portfolio that limits the Fund’s exposure to market movements, and as a result, the Fund’s performance may reflect general market movements.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year and by showing how the Fund’s Institutional Shares’ average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2016	5.23%
2017	0.59%

Best Quarter	Worst Quarter
3.48%	(1.51)%
(06/30/2016)	(12/31/2017)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Westwood MARKET NEUTRAL INCOME FUND – INSTITUTIONAL	1 Year	Since Inception (5/1/15)
Fund Returns Before Taxes	0.59%	2.17%
Fund Returns After Taxes on Distributions	0.38%	1.18%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	0.33%	1.23%
Citigroup 1-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.80%	0.38%

For information about related performance, please see the “Related Performance Data of the Adviser” section of the Prospectus.

Investment Adviser

Westwood Management Corp.

Portfolio Managers

Mr. David Clott, CFA, Senior Vice President, has managed the Fund since its inception in 2015.

Mr. Shawn Mato, CFA, Senior Vice President, has managed the Fund since its inception in 2015.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 99 of the Prospectus.

Westwood Strategic Convertibles Fund

Fund Investment Objective

The investment objective of the Westwood Strategic Convertibles Fund (the “Fund”) is to seek to provide total return through a combination of capital appreciation and current income.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investments)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.75%
Other Expenses	1.55%
Total Annual Fund Operating Expenses	2.30%
Less Fee Reductions and/or Expense Reimbursements[1]	(1.45)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.85%

[1]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.85% of the Fund’s Institutional Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$579	$1,098	$2,523

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in convertible securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. Convertible securities include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation.

The Fund may also invest in equity securities and non-convertible fixed income securities, and may invest in securities of any market capitalization, maturity, duration or credit quality, including securities rated below investment grade or, if unrated, deemed by the Adviser to be of comparable quality (“junk bonds”). The Fund may invest in U.S. and non-U.S. (including both developed and emerging market) companies. The Fund may invest in derivative instruments, such as futures contracts, forward contracts, options and swaps to seek to hedge risks such as issuer, equity market, credit, interest rate and foreign currency risks, or enhance the returns of the Fund.

The Adviser seeks to identify undervalued convertible securities by utilizing quantitative tools and fundamental research to assess a security’s income characteristics, liquidity, credit quality, volatility and equity value. The Adviser seeks to invest in companies with strong business models, quality management, and favorable financial conditions. The Adviser will consider selling a convertible security when it believes that the security is no longer undervalued, or there are unfavorable changes in the fundamentals of the underlying company or the structure of the convertible security. The Fund may buy and sell securities frequently, which could result in a high portfolio turnover rate.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Convertible Securities Risk – The value of a convertible security in which the Fund invests is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Fixed Income Risk – Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds.” Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

High Yield Bond Risk – The Fund may invest in high yield bonds (often called “junk bonds”), which are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Preferred Stock Risk – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

Foreign Securities Risk – Investing in foreign securities poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described below. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Institutional Shares of the Fund by showing changes in the Fund’s Institutional Shares’ performance from year to year and by showing how the Fund’s Institutional Shares’ average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Prior to July 31, 2017, the Fund employed a different investment strategy. Therefore, the past performance shown for periods prior to July 31, 2017 may have differed had the Fund’s current investment strategy been in effect. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2016	0.04%
2017	10.82%

Best Quarter	Worst Quarter
4.51%	(1.77)%
(03/31/2017)	(12/31/2016)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Institutional Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Westwood STRATEGIC CONVERTIBLES FUND – INSTITUTIONAL	1 Year	Since Inception (5/1/15)
Fund Returns Before Taxes	10.82%	2.73%
Fund Returns After Taxes on Distributions	9.29%	1.93%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	6.38%	1.78%
Thomson Reuters US Focus Convertible Bond Index (reflects no deduction for fees, expenses, or taxes)[1]	10.96%	3.93%
Thomson Reuters Global Focus Convertible Bond Index (reflects no deduction for fees, expenses, or taxes)[1]	9.67%	2.05%

1	As of July 31, 2017, in connection with a change in the Fund’s principal investment strategies, the Fund’s benchmark changed from the Thomson Reuters Global Focus Convertible Bond Index to the Thomson Reuters US Focus Convertible Bond Index.

Investment Adviser

Westwood Management Corp.

Portfolio Managers

Mr. David Clott, CFA, Senior Vice President, has managed the Fund since its inception in 2015.

Mr. Shawn Mato, CFA, Senior Vice President, has managed the Fund since its inception in 2015.

Purchase and Sale of Fund Shares

To purchase shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 99 of the Prospectus.

Westwood Emerging Markets Plus Fund

Fund Investment Objective

The investment objective of the Westwood Emerging Markets Plus Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.95%
Other Expenses[1]	1.06%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	2.02%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.81)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.21%

[1]	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Institutional Shares (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.20% of the Fund’s Institutional Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$123	$555

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund considers a company to be an emerging market company if (i) at least 50% of the company’s assets are located in emerging markets; (ii) at least 50% of the company’s revenues are generated in emerging markets; or (iii) the company is domiciled in an emerging market. “Emerging markets” include countries in the MSCI Emerging Markets Index, and other countries that the Fund considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The equity securities in which the Fund invests are primarily common stocks, but may also include exchange-traded funds (“ETFs”), American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), preferred stock, warrants and real estate investment trusts (“REITs”). Equity securities also include participatory notes, which are derivative instruments with economic characteristics similar to equity securities designed to replicate equity market exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Fund typically invests in companies with market capitalizations exceeding $1.5 billion.

The Fund invests in approximately 50-70 securities to achieve its investment objective. The Adviser utilizes a fundamental, bottom-up investment process and seeks to invest in securities of sound businesses that it believes are currently undervalued in the market and can generate positive and sustainable earnings growth and, thus, economic profits over time. Key characteristics that the Adviser looks for in evaluating an investment may include management aligned with an Economic Value Added (“EVA”) philosophy, strong core franchise value, above average cash flow generation and consistency of earnings growth. The Adviser has disciplines in place that serve as sell signals, such as a security reaching its estimated fair value, an adverse change in a company’s fundamentals, or when more attractive alternatives exist.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and through ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs and GDRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

REIT Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Derivatives Risk – The Fund’s use of participatory notes is subject to market risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk and credit risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Credit Risk – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

New Fund Risk – Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Performance Information

The Fund has not commenced operations as of the date of this Prospectus and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

Investment Adviser

Westwood Management Corp.

Portfolio Manager

Patricia Perez-Coutts, CFA, Senior Vice President, is expected to manage the Fund upon its inception.

Purchase and Sale of Fund Shares

Institutional Shares of the Fund are currently not available for purchase.

For important information about taxes and financial intermediary compensation, please turn to “Summary Information about Taxes and Financial Intermediary Compensation” on page 99 of the Prospectus.

Summary Information about Taxes and Financial Intermediary Compensation

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information about Risk

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The Adviser’s and the Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser or Sub-Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The Westwood MLP and Strategic Energy Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers.

Equity Risk– Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, interests in master limited partnerships (“MLPs”) and royalty trusts, shares of real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), as well as shares of exchange-traded funds (“ETFs”) that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Fixed Income Risk – The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity, and during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. Current market conditions may pose heightened risks for the Funds. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact a Fund’s liquidity or force a Fund to sell securities into a declining or illiquid market.

In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

High Yield (“Junk”) Bond Risk – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Municipal Bonds Risk – Municipal bonds are fixed income securities issued by state or local governments or their agencies to finance capital expenditures and operations. The obligation to pay principal and interest on municipal bonds may be a general obligation of the state or local government or may be supported only by an agency or a particular source of revenues. Therefore, municipal bonds vary in credit quality. Municipal bonds, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal bonds, to pay interest and principal on municipal bonds. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal bonds to repay principal and to make interest payments. Any changes in the financial condition of municipal issuers may also adversely affect the value of a Fund’s securities.

Mortgage-Backed Securities Risk – Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Asset-Backed Securities Risk – Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Convertible Securities Risk – Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Foreign/Emerging Market Securities Risk – Investments in securities of foreign companies (including direct investments as well as investments through ADRs and GDRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

European Economic Risk. The Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.

Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU. The referendum may introduce significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, may also create instability and uncertainty in the region.

The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and adversely affect the value of the Funds.

Asian Economic Risk. Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of a Fund’s investments.

Latin American Economic Risk. The economies of countries in Latin America are generally considered emerging market economies. High interest, inflation (in some cases substantial and prolonged), and unemployment rates generally characterize each economy. Because commodities such as agricultural products, minerals, and metals represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices. Investments in the region may also be subject to currency risks, such as restrictions on the flow of money in and out of the country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund. Governments of many Latin American countries exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which a Fund invests. Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability.

Foreign Currency Risk – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Bank Loans Risk – Bank loans are arranged through private negotiations between a company and one or more financial institutions (lenders). Investments in bank loans are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. This means bank loans are subject to greater credit risks than other investments, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. Bank loans made in connection with highly leveraged transactions, including operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing, are subject to greater credit risks than other types of bank loans. In addition, it may be difficult to obtain reliable information about and value any bank loan.

A Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations.

Bank loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Energy Industries Risk – Concentrating investments in the energy industries makes a Fund more susceptible to factors adversely affecting issuers within those industries than a fund investing in a more diversified portfolio of securities. A downturn in the energy industries could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy industries may lag the performance of other industries or the broader market as a whole. The profitability of companies in the energy industries is related to worldwide energy prices and costs related to energy production. The energy industries are cyclical and highly dependent on commodity prices. Energy-related companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas). Companies in the energy industries may be adversely affected by natural disasters or other catastrophes. These companies may be at risk for environmental damage claims and other types of litigation. Companies in the energy industries also may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the energy industries may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Investments in energy-related utilities companies involve special considerations, including the risk of changing commodity prices, government regulation and oversight, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing utility services. Utilities companies also are subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits but may also subject these companies to greater risks of loss.

Short Sales Risk – Short sales are transactions in which a Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

In addition, a Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. Furthermore, a Fund may be required to pay a premium or interest to the lender of the security. The forgoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. A Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

Derivatives Risk – A Fund’s use of futures contracts, forward contracts, options, swaps and participatory notes is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify a Fund’s gains or losses. There are various factors that affect a Fund’s ability to achieve its investment objective(s) with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective(s) or to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Such lack of correlation may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. For example, futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous.

Forward Contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

Options. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying instrument rather than only the premium payment received (which could result in a potentially unlimited loss). If a Fund writes a “covered” call option (i.e., a call option on a security in which the Fund holds a long position), the Fund may not participate fully in a rise in market value of the underlying security. Over-the-counter options also involve counterparty risk.

Swaps. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk and valuation risk. Swaps may also be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund may also invest in credit default swap indexes, which are designed to track representative segments of the credit default swap market and provide investors with exposure to specific baskets of issuers. Credit default swaps and credit default swap indexes are subject to the general risks of swaps described above.

Participatory Notes. Participatory notes are derivatives that are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them.

Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue participatory notes which are designed to replicate the performance of certain issuers and markets. The performance results of participatory notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a participatory note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

More Information about Fund Investments

The investment objective of the Westwood LargeCap Value Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund and Westwood SmallCap Fund is to seek long-term capital appreciation.

The investment objective of the Westwood Low Volatility Equity Fund is to seek to provide total return, through a combination of current income and capital appreciation, with a lower level of volatility than traditional equity-oriented strategies over a market cycle.

The investment objective of the Westwood MLP and Strategic Energy Fund and the Westwood Strategic Convertibles Fund is to seek to provide total return through a combination of capital appreciation and current income.

The primary investment objective of the Westwood Income Opportunity Fund is to provide current income. A secondary objective of the Westwood Income Opportunity Fund is to provide the opportunity for long-term capital appreciation.

The investment objective of the Westwood Worldwide Income Opportunity Fund is to seek to provide total return, through a combination of current income and capital appreciation, with a lower level of volatility than traditional equity-oriented strategies.

The investment objective of the Westwood Global Equity Fund, the Westwood Emerging Markets Fund and the Westwood Emerging Markets Plus Fund is to seek long-term capital appreciation.

The investment objective of the Westwood Short Duration High Yield Fund is to generate a high level of current income while experiencing lower volatility than the broader high yield market.

The investment objective of the Westwood Opportunistic High Yield Fund is to seek to maximize total return through a high level of current income and capital appreciation.

The investment objective of the Westwood Market Neutral Income Fund is to seek to generate positive total returns in all market conditions through a combination of current income and capital appreciation.

The investment objectives of the Westwood LargeCap Value Fund, Westwood SMidCap Fund and Westwood SmallCap Fund are fundamental and cannot be changed without shareholder approval. The investment objectives of the Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, Westwood Strategic Convertibles Fund and Westwood Emerging Markets Plus Fund may be changed without shareholder approval, upon 60 days’ prior written notice to shareholders.

The investments and strategies described in this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective(s). If a Fund invests in this manner, it may not achieve its investment objective(s). The Funds will only do so if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

This Prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Funds’ Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI see the back cover of this Prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

Information about Portfolio Holdings

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. Within 10 days of the end of each calendar quarter, the Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Market Neutral Income Fund, Westwood Strategic Convertibles Fund and Westwood Emerging Markets Plus Fund will post their complete portfolio holdings on the internet at www.westwoodfunds.com. The Westwood MLP and Strategic Energy Fund, Westwood Global Equity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, and Westwood Opportunistic High Yield Fund will post their top 10 holdings within 10 days of the end of each calendar quarter on the internet at www.westwoodfunds.com. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of a Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund.

Investment Adviser

Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2017, the Adviser had approximately $21 billion in assets under management.

The Adviser makes investment decisions for the Funds, except for the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund, and continuously reviews, supervises and administers each Fund’s investment program. In addition, the Adviser oversees the Sub-Adviser (as defined below) to ensure its compliance with the investment policies and guidelines of the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fees it receives from the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund. The Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

In rendering investment advisory services to the Westwood Global Equity Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets Plus Fund, the Adviser may use the portfolio management, research and other resources of Westwood International Advisors Inc. (“Westwood International”), an affiliate of the Adviser. Westwood International is not registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. Westwood International has entered into a Memorandum of Understanding (“MOU”) with the Adviser pursuant to which Westwood International is considered a “participating affiliate” of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from Westwood International may render portfolio management, research and other services to the Funds under the MOU and are subject to supervision by the Adviser.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Funds, as set forth in the table below.

Westwood LargeCap Value Fund	0.60%[1]
Westwood Low Volatility Equity Fund	0.70%[2]
Westwood SMidCap Plus Fund	0.75%
Westwood SMidCap Fund	0.75%
Westwood SmallCap Fund	0.85%
Westwood MLP and Strategic Energy Fund	0.85%
Westwood Income Opportunity Fund	0.75%
Westwood Worldwide Income Opportunity Fund	0.75%
Westwood Global Equity Fund	0.80%
Westwood Emerging Markets Fund	0.95%
Westwood Short Duration High Yield Fund	0.70%[3]
Westwood Opportunistic High Yield Fund	0.55%
Westwood Market Neutral Income Fund	0.85%
Westwood Strategic Convertibles Fund	0.75%
Westwood Emerging Markets Plus Fund	0.95%

[1]	Prior to November 15, 2017, the advisory fee for the Westwood LargeCap Value Fund was 0.70%.
[2]	Prior to December 30, 2016, the advisory fee for the Westwood Low Volatility Equity Fund was 0.75%.
[3]	Prior to February 28, 2017, the advisory fee for the Westwood Short Duration High Yield Fund was 0.75%.

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Institutional Shares of each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the amounts listed in the table below, as a percentage of the average daily net assets of each Fund.

Westwood LargeCap Value Fund	0.65%[1]
Westwood Low Volatility Equity Fund	0.75%[2]
Westwood SMidCap Plus Fund	0.81%[3]
Westwood SMidCap Fund	0.88%[4]
Westwood SmallCap Fund	0.99%[5]
Westwood MLP and Strategic Energy Fund	1.00%
Westwood Income Opportunity Fund	0.90%
Westwood Worldwide Income Opportunity Fund	0.95%
Westwood Global Equity Fund	1.00%
Westwood Emerging Markets Fund	1.20%

Westwood Short Duration High Yield Fund	0.80%
Westwood Opportunistic High Yield Fund	0.75%
Westwood Market Neutral Income Fund	1.20%
Westwood Strategic Convertibles Fund	0.85%
Westwood Emerging Markets Plus Fund	1.20%

[1]	Prior to November 15, 2017, the expense cap for Institutional Shares of the Westwood LargeCap Value Fund was 0.75%.
[2]	Prior to December 30, 2016, the expense cap for Institutional Shares of the Westwood Low Volatility Equity Fund was 1.00%.
[3]	Prior to November 15, 2017, the expense cap for Institutional Shares of the Westwood SMidCap Plus Fund was 1.00%.
[4]	Prior to November 15, 2017, the expense cap for Institutional Shares of the Westwood SMidCap Fund was 1.25%.
[5]	Prior to November 15, 2017, the expense cap for Institutional Shares of the Westwood SmallCap Fund was 1.10%.

With the exception of the Westwood Low Volatility Equity Fund, the above contractual fee waivers shall continue in effect until, but may be terminated by the Adviser effective, February 28, 2019. With respect to the Westwood Low Volatility Equity Fund, the contractual arrangement shall continue in effect until February 28, 2019 and shall thereafter continue in effect until its termination by shareholders of the Westwood Low Volatility Equity Fund.

In addition, the Adviser may receive from a Fund the difference between the Fund’s total annual Fund operating expenses (not including excluded expenses) and the Fund’s expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

For the fiscal year ended October 31, 2017, the Adviser received advisory fees (after fee reductions or recoveries) as a percentage of the average daily net assets of each Fund as follows:

Westwood LargeCap Value Fund	0.62%
Westwood Low Volatility Equity Fund	0.50%
Westwood SMidCap Plus Fund	0.75%
Westwood SMidCap Fund	0.75%
Westwood SmallCap Fund	0.85%
Westwood MLP and Strategic Energy Fund	0.61%
Westwood Income Opportunity Fund	0.75%
Westwood Worldwide Income Opportunity Fund	0%
Westwood Global Equity Fund	0.27%
Westwood Emerging Markets Fund	0.97%
Westwood Short Duration High Yield Fund	0.51%
Westwood Opportunistic High Yield Fund	0%
Westwood Market Neutral Income Fund	0.11%
Westwood Strategic Convertibles Fund	0%
Westwood Emerging Markets Plus Fund	N/A1

[1]	The Fund had not commenced operations as of the fiscal year ended October 31, 2017.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreements is available in the Funds’ Annual Report to Shareholders dated October 31, 2017, which covers the period from November 1, 2016 to October 31, 2017.

Investment Sub-Adviser

SKY Harbor Capital Management, LLC (the “Sub-Adviser”), a Delaware limited liability company established in 2011, serves as the sub-adviser to the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund and is responsible for the day-to-day management of the Funds’ investments. The Sub-Adviser is a wholly-owned subsidiary of SKY Harbor Capital Holdings LLC, a Delaware limited liability company. The Sub-Adviser’s principal place of business is located at 20 Horseneck Lane, Greenwich, Connecticut 06830. As of December 31, 2017, the Sub-Adviser had approximately $5.68 billion in assets under management.

Portfolio Managers

The Westwood LargeCap Value Fund, the Westwood Low Volatility Equity Fund, the Westwood SMidCap Plus Fund, the Westwood SMidCap Fund, the Westwood SmallCap Fund, the Westwood MLP and Strategic Energy Fund, the Westwood Income Opportunity Fund, the Westwood Worldwide Income Opportunity Fund, the Westwood Market Neutral Income Fund and the Westwood Strategic Convertibles Fund are each managed by a portfolio management team, and the members of a Fund’s portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds with similar strategies as these Funds. The investment process for these Funds is the same for similar accounts and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser’s investment strategies. Weekly research meetings provide a forum where the Adviser’s investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio management team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. Investment decisions are generally made by majority agreement of the portfolio management team. The Adviser has identified the following team members as those with the most significant responsibility for each Fund’s assets. This list does not include all members of the investment team.

Mr. Daniel J. Barnes, CFA, has served as Vice President and Global Analyst for the Adviser since December 2014. Prior to joining the Adviser, Mr. Barnes was a Senior Credit Analyst at Coronation Global Investments where he managed an investment grade and high yield bond portfolio from 2013 to 2014. Additionally, he served as a Capital Structure Research Analyst at Imperial Capital from 2011 to 2013 and as a Senior European Investment Analyst at Coronation Capital from 2005 to 2009. Mr. Barnes has served on the portfolio team for the Westwood Worldwide Income Opportunity Fund since its inception in 2015, the portfolio team for the Westwood Low Volatility Equity Fund since 2016, and the portfolio team for the Westwood Income Opportunity Fund since 2018. He participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Barnes has more than 14 years of investment experience.

Mr. David Clott, CFA, has served as Senior Vice President for the Adviser since October 2014, and leads the Adviser’s Global Convertible Securities Team. Prior to joining the Adviser, he managed both the long only and absolute return global convertible securities strategies at Aviva Investors for 15 years and co-founded their convertibles funds in April 2002. Prior to 1999, Mr. Clott was a Portfolio Manager and Equity Analyst at HSB Group for one year, and an Equity Analyst and later a Convertible Securities Analyst at Phoenix Investment Partners for seven years. Mr. Clott has served on the portfolio team for the Westwood Strategic Convertibles Fund and the Westwood Market Neutral Income Fund since their inceptions in 2015, and he has served on the portfolio team for the Westwood Low Volatility Equity Fund since 2016. Mr. Clott participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Clott has more than 26 years of investment experience.

Mr. William E. Costello, CFA, has served as Senior Vice President, Senior Research Analyst since joining the Adviser in July 2010. He has served on the portfolio team for the Westwood SmallCap Fund since 2010. Prior to joining the Adviser, Mr. Costello was a Portfolio Manager and Director of Research at the Boston Company, where he worked from 1997 to 2009, and he worked at Delphi Management as a generalist equity analyst from 1992 until 1997. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Costello has more than 30 years of investment experience.

Mr. Mark R. Freeman, CFA, has served as Chief Investment Officer for the Adviser since February 2012. Prior to this appointment, he served as Executive Vice President and Co-Chief Investment Officer for the Adviser from December 2010 until 2012, and as Senior Vice President and Portfolio Manager from 2006 to 2010. He joined the Adviser in 1999 and served as Vice President and Portfolio Manager from July 2000 to July 2006. Mr. Freeman has served on the portfolio team for the Westwood LargeCap Value Fund since its inception in 2006, the portfolio team for the Westwood Income Opportunity Fund since its inception in 2005, and the portfolio team for the Westwood Worldwide Income Opportunity Fund since its inception in 2015. Mr. Freeman participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Freeman has more than 29 years of investment experience.

Mr. Prashant Inamdar, CFA, has served as Senior Vice President, Research Analyst for the Adviser since February 2018. Prior to this appointment, he served as Vice President, Research Analyst for the Adviser since joining the Adviser in June 2013 until February 2018. Prior to joining the Adviser, Mr. Inamdar served as Senior Analyst at 3 Twelve Capital from 2012 to 2013. From 2010 to 2012, Mr. Inamdar served as a Vice President of Research at Chilton Investment Company, and from 2000 to 2009, he served as a Securities Analyst at Stark Investments. He has served on the portfolio team for the Westwood SMidCap Fund and Westwood SMidCap Plus Fund since 2013. He participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Inamdar has more than 18 years of investment experience.

Mr. Scott D. Lawson, CFA, has served as Vice President, Senior Research Analyst since joining the Adviser in October 2003. Mr. Lawson has served on the portfolio team for the Westwood LargeCap Value Fund since the Fund’s inception in 2006. Prior to joining the Adviser, Mr. Lawson was an Assistant Portfolio Manager at Bank of America from 2000 to 2003. From 1995 to 2000, he was a Research Analyst with Mississippi Valley Advisors, specializing in the Technology and Industrial sectors. Mr. Lawson participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Lawson has more than 28 years of investment experience.

Mr. Thomas C. Lieu, CFA, has served as Senior Vice President, Research Analyst for the Adviser since February 2015. Prior to this appointment, he served as Vice President, Research Analyst for the Adviser from August 2010 to February 2014. He has served on the portfolio team for the Westwood SMidCap Fund since 2010 and the Westwood SMidCap Plus Fund since its inception in 2011. Prior to joining the Adviser, Mr. Lieu worked as a Senior Analyst at Persistency Capital from 2006 to 2010. From 2000 until 2006, he was employed at Banc of America Securities as a Senior Associate, and he worked as an analyst at Lazard Asset Management from 1997 to 2000. He participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Lieu has more than 20 years of investment experience.

Mr. Matthew R. Lockridge has served as Senior Vice President, Research Analyst for the Adviser since March 2015. Prior to this appointment, he served as Vice President, Research Analyst for the Adviser from May 2010 to March 2015. He has served on the portfolio team for the Westwood LargeCap Value Fund since 2012, the Westwood Low Volatility Equity Fund since its inception in 2011 and the Westwood SmallCap Fund since 2010. Prior to joining the Adviser, Mr. Lockridge was a Managing Director at Dearborn Partners, L.L.C. from 2004 to 2010, and he was with Deloitte Consulting, L.L.P. from 2001 to 2004, where he worked as a Senior Consultant. He participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Lockridge has more than 16 years of investment experience.

Mr. Shawn Mato, CFA, has served as Senior Vice President for the Adviser since October 2014. Prior to joining the Adviser, he co-managed both the long only and absolute return global convertible securities strategies at Aviva Investors for 13 years. Prior to 2002, he was a Research Associate at Dresdner Kleinwort Wasserstein, a Financial Consultant at Deloitte and Touche LLP, and a US Government Bond Trader at Nomura Securities. Mr. Mato has served on the portfolio team for the Westwood Strategic Convertibles Fund and the Westwood Market Neutral Income Fund since their inceptions in 2015, and he has served on the portfolio team for the Westwood Low Volatility Equity Fund since 2016. Mr. Mato participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Mato has more than 24 years of investment experience.

Mr. Matthew Na, CFA, has served as Vice President, Research Analyst for the Adviser since February 2017. Prior to this appointment, he served as Associate Vice President, Research Analyst for the Adviser from March 2014 until February 2017. He joined the Adviser in July 2008 as a Research Associate. Mr. Na graduated from The University of Texas at Austin with a BBA in Finance and minor in Accounting. While pursuing his degree, he worked with two independent financial advisers and was also a Peer Career Advisor at the McCombs School of Business. Mr. Na is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth. Mr. Na has served on the portfolio team for the Westwood MLP and Strategic Energy Fund since the Fund's inception in 2014. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Na has more than 10 years of investment experience.

Mr. Fred G. Rowsey, CFA, has served as Vice President, Research Analyst for the Adviser since February 2018. Prior to this appointment, he served as Associate Vice President, Research Analyst for the Adviser from March 2015 until February 2018. He joined the Adviser in July 2010 as a Research Associate. Prior to joining the Adviser, Mr. Rowsey was a student at Harvard University, graduating in May 2010 with a BA in Economics. He has served on the portfolio team for the Westwood SmallCap Fund since 2013. He participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Rowsey has more than 8 years of investment experience.

Ms. Susan Schmidt, CFA, has served as Senior Vice President, Research Analyst since joining the Adviser in August 2015. Prior to joining the Adviser, Ms. Schmidt served as Portfolio Manager at Mesirow Financial from 2009 to 2015. From 2008 to 2009, Ms. Schmidt served as an Analyst at Essex Investment Management Co., and from 2006 to 2008, she served as a Senior Equity Analyst at Magnetar Capital. Ms. Schmidt has served on the portfolio teams for the Westwood SMidCap Fund and the Westwood SMidCap Plus Fund since 2015. She participates in the investment decision process. She has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Ms. Schmidt has more than 28 years of investment experience.

Mr. Grant L. Taber, CFA, has served as Senior Vice President, Research Analyst for the Adviser since May 2015. Prior to this appointment, he served as Vice President, Research Analyst from March 2008 to May 2015. He has served on the portfolio team for the Westwood SMidCap Fund since 2008 and the Westwood SMidCap Plus Fund since its inception in 2011. Prior to joining the Adviser, Mr. Taber worked at Bessemer Trust Company from 2004 until 2008, where he served as Vice President, Large Cap Research Analyst. He worked at Bear Stearns from 2001 until 2004, where he served as Senior Associate. He participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Taber has more than 18 years of investment experience.

Dr. Varun V. Singh, PhD, CFA, has served as Vice President, Senior Research Analyst for the Adviser since joining the Adviser in February 2012. He has served on the portfolio team for the Westwood LargeCap Value Fund since 2013. Prior to joining the Adviser, Dr. Singh served as Vice President and equity analyst at Wellington Management Company, LLP from 2005 to 2012. From 2003 to 2005 Dr. Singh worked at Robert W. Baird & Co. as an equity analyst. Dr. Singh is a member of the CFA Institute and the Boston Security Analyst Society. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Dr. Singh has more than 15 years of investment experience.

Mr. Todd L. Williams, CFA, has served as Senior Vice President, Senior Research Analyst for the Adviser since February 2012. Prior to this appointment, he served as Vice President and Research Analyst for the Adviser from July 2005 until February 2012, as Assistant Vice President and Research Analyst from July 2003 to July 2005, and as Research Analyst from November 2002 to July 2003. Before joining the Adviser, Mr. Williams was a portfolio manager and analyst with AMR Investments, Inc. Mr. Williams graduated from Southern Methodist University with a BBA in Finance and is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth. Mr. Williams has served on the portfolio team for the Westwood Income Opportunity Fund since the Fund’s inception in 2005, the portfolio team for the Westwood MLP and Strategic Energy Fund since the Fund’s inception in 2014, and the portfolio team for the Westwood Worldwide Income Opportunity Fund since its inception in 2015. He participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Williams has more than 22 years of investment experience.

The Westwood Global Equity Fund and Westwood Emerging Markets Fund are, and, upon its inception, the Westwood Emerging Markets Plus Fund is expected to be, managed by the following individuals. Ms. Patricia Perez-Coutts, CFA serves as the lead portfolio manager of the Westwood Emerging Markets Fund and is expected to serve as lead portfolio manager of the Westwood Emerging Markets Plus Fund upon its inception. Ms. Perez-Coutts and Mr. Thomas Pinto Basto, CFA serve as co-lead portfolio managers of the Westwood Global Equity Fund. The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds with similar strategies as these Funds. The investment process for these Funds is the same for similar accounts and, while the portfolio managers are ultimately responsible for the investment decisions in the strategies, the investment process is driven by proprietary team-oriented, in-depth, fundamental research. To that end, each research analyst on the global research team is able to assume responsibility as a sector portfolio manager and support all of the accounts managed in each of the Adviser’s global and emerging markets investment strategies.

Mr. Thomas Pinto Basto, CFA, Vice President, joined Westwood International in May 2012 after having served on the global equity and emerging markets investment teams for over six years for AGF Investments, Inc. Prior to 2005, he served as a corporate strategy consultant with Deloitte Consulting in Canada and Hong Kong and as a Global Analyst for both fixed income and equities with Altamira Management. Mr. Pinto Basto earned a BA in Economics from Carleton University. He is a member of the CFA Institute and the Toronto Society of Financial Analysts. Mr. Pinto Basto participates in the investment decision process. He has authority to direct trading activity for the Westwood Global Equity Fund and is also responsible for representing the Fund to investors. Mr. Pinto Basto has more than 24 years of investment experience.

Ms. Patricia Perez-Coutts, CFA, Senior Vice President, joined the Adviser in May 2012 and moved to Westwood International in August 2012 after having managed emerging markets portfolios for eleven years for AGF Investments, Inc. Prior to 2001, she served as Vice President and Portfolio Manager for AIM Trimark Investments, Vice President of Research for First Mercantile Corporation and as Economist for Peru’s Institute of Foreign Trade. She earned an Honors BA in Economics from Pontifica Universidad del Peru and a BA in Mathematics for Commerce from York University. Ms. Perez-Coutts participates in the investment decision process. She has authority to direct trading for the Funds and is also responsible for representing the Funds to investors. Ms. Perez-Coutts has more than 32 years of investment experience.

The Westwood Short Duration High Yield Fund is managed by Ms. Anne Yobage, CFA, Director and co-founder of the Sub-Adviser, and David Kinsley, CFA, Principal and Head of Investing of the Sub-Adviser. The Westwood Opportunistic High Yield Fund is managed by Ms. Hannah Strasser, CFA, Managing Director and co-founder of the Sub-Adviser, and Mr. Ryan Carrington, CFA. The Sub-Adviser also manages institutional separate accounts. The investment process for the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund is the same for similar accounts and is driven by fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools.

Ms. Anne Yobage, CFA, Director and co-founder of the Sub-Adviser, has served as the lead portfolio manager for the Westwood Short Duration High Yield Fund since its inception in 2011. Prior to co-founding the Sub-Adviser, she was a senior portfolio manager at AXA Investment Managers (“AXA IM”) from September 2001 to June 2011. Prior to joining AXA IM, Ms. Yobage co-founded Cardinal Capital Management (“Cardinal”) in March 1995, a small cap value and high yield asset management firm located in Greenwich, Connecticut, where she was the co-head of the high yield group. Before founding Cardinal, Ms. Yobage worked at Deltec Asset Management (“Deltec”) from 1990 to 1995, where she served as co-head of the high yield group. Ms. Yobage began her career in 1987 as a credit analyst in Kidder Peabody’s high yield research group. Ms. Yobage participates in the investment decision process during the portfolio team meetings in which the team decides the bond/weight selection for the model portfolio. She has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Ms. Yobage has more than 30 years of high yield investment experience.

Mr. David W. Kinsley, CFA, Principal and Head of Investing of the Sub-Adviser, has served as portfolio manager for the Westwood Short Duration High Yield Fund since 2015. He is a portfolio manager for short duration high yield portfolios, including the Westwood Short Duration High Yield Fund, and serves as backup portfolio manager for the Short Duration High Yield strategy. He was previously Co-Head of US Investing at AXA Investment Managers and lead portfolio manager for Custom Credit strategies. Mr. Kinsley holds a BA from Williams College and has the CFA professional designation. Mr. Kinsley participates in the investment decision process. He has the authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Kinsley has more than 16 years of investment experience.

Ms. Hannah Strasser, CFA, Managing Director and co-founder of the Sub-Adviser, has served as lead portfolio manager for the Westwood Opportunistic High Yield Fund since its inception in 2014. Previously, Ms. Strasser was the Head of US Fixed Income and a senior portfolio manager at AXA Investment Managers. Ms. Strasser holds a B.A. from Amherst College and has the CFA professional designation. Ms. Strasser participates in the investment decision process. She has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Ms. Strasser has more than 35 years of investment experience.

Mr. Ryan Carrington, CFA, is a Senior Portfolio Manager for the Sub-Adviser and has served as portfolio manager for the Westwood Opportunistic High Yield Fund since its inception in 2014. He serves as backup portfolio manager for the Broad High Yield Market strategy. He was previously a senior investment analyst in high yield research at GE Asset Management covering the utility, media/cable and pipeline sectors. Mr. Carrington holds a BA from Brigham Young University and has the CFA professional designation. Mr. Carrington participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Carrington has more than 17 years of investment experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Related Performance Data of the Adviser

Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SmallCap Fund and Westwood Income Opportunity Fund

The following tables give the related performance of fee-paying separate accounts, each referred to as a “Composite,” managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SmallCap Fund and Westwood Income Opportunity Fund, as applicable. None of the Composites reflect all of the firm’s assets under management. Complete lists and descriptions of the firm’s composites are available upon request. The data illustrates the past performance of the Adviser in managing substantially similar accounts. The data does not represent the performance of the Funds. Moreover, the performance shown does not represent the future performance of the Funds or of the Adviser.

The manner in which the performance was calculated for the Composites differs from that of registered mutual funds such as the Funds. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Except as otherwise noted, all returns reflect the payment of investment management fees, brokerage commissions, and execution costs paid by the accounts included in the Composites, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date. Accounts in each Composite were under management for the entire reporting period. Beginning January 1, 2006, the minimum portfolio size for inclusion in a Composite is $5 million. The exclusion of accounts with portfolio sizes below $5 million had no material effect on the performance of the Composites. Prior to January 1, 2006, there was no minimum asset size for inclusion in the Composites.

The currency used to express performance in each Composite is U.S. dollars. Performance results are presented both net of fees and gross of fees. Because of variation in fee levels, the “net of fees” Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the Composites (net of fees) reflects the Adviser’s applicable account fees and expenses; however, each Fund’s fees and expenses are generally expected to be higher than those of the accounts included in the respective Composite. If the Funds’ fees and expenses had been imposed on the accounts included in the respective Composite, the performance shown below would have been lower. The accounts that are included in each Composite are not subject to the same type of expenses to which the Funds are subject and are not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for each Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities and tax laws as the Funds.

The investment results for each Composite presented below are not intended to predict or suggest the future returns of the Funds. The performance data shown below should not be considered a substitute for the Funds’ own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

Performance Information for the Adviser’s LargeCap Value Strategy Composite1

The following data illustrates the past performance of the Adviser in managing substantially similar accounts and does not represent the performance of the Westwood LargeCap Value Fund.

Year	Total Return (Net of Fees)	Total Return (Gross of Fees)	Russell 1000 Value Index[2,3]	Number of Portfolios	Dispersion[4]	Total Assets at End of Period ($ millions)	Percentage of Firm Assets
2017	20.66%	21.55%	13.66%	27	0.2	$4,006.0	19.1%
2016	10.94%	11.77%	17.34%	27	0.2	$3,504.3	19.3%
2015	-0.26%	0.49%	-3.83%	28	0.3	$3,401.4	19.1%
2014	12.15%	12.99%	13.45%	29	0.2	$4,082.6	21.5%
2013	29.94%	30.70%	32.53%	36	0.3	$5,322.6	30.1%
2012	16.38%	16.76%	17.51%	39	0.3	$4,521.7	34.4%
2011	-0.28%	0.06%	0.39%	41	0.3	$4,982.2	41.6%
2010	13.28%	13.68%	15.51%	47	0.3	$5,057.0	48.0%
2009	14.16%	14.52%	19.69%	46	0.5	$4,375.5	46.9%
2008	-32.69%	-32.44%	-36.85%	36	0.3	$3,142.0	48.1%

Average Annual Total Returns (since inception through 12/31/2017)
	Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	Russell 1000 Value Index[2,3]
1 Year	20.66%	21.55%	13.66%
5 Years	14.24%	15.05%	14.04%
10 Years	6.99%	7.56%	7.10%
Since Inception[5]	11.37%	12.04%	10.50%

[1]	The calculation of returns is computed on a monthly basis starting January 1, 1987 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood’s fee schedules are as follows for the LargeCap Value strategy: 0.75% annually on the first $25 million and negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Westwood claims compliance with GIPS® and has prepared and presented this report in compliance with the GIPS® standards. Westwood has been independently verified for the periods January 1, 1995 through December 31, 2016. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS® standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS® standards. The LargeCap Value Strategy Composite has been examined for the periods January 1, 1995 through December 31, 2016. The verification and performance examination reports are available upon request.
[2]	The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-capitalization sector of the U.S. equity markets. It contains those Russell 1000 Index companies with lower-price-to-book ratios and lower forecasted growth values.
[3]	The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.
[4]	Dispersion is measured using the asset-weighted standard deviation of accounts managed for the entire year. Standard deviation is a statistical measure of the degree to which an individual portfolio’s return varies from the median return for the composite. Greater deviation means greater risk to the investor.
[5]	Inception date of the LargeCap Value Strategy Composite is January 1, 1987.

Performance Information for the Adviser’s SMidCap Strategy Composite1

The following data illustrates the past performance of the Adviser in managing substantially similar accounts and does not represent the performance of the Westwood SMidCap Fund.

Year	Total Return (Net of Fees)	Total Return (Gross of Fees)	Russell 2500 Index[2,3]	Number of Portfolios	Dispersion[4]	Total Assets at End of Period ($ millions)	Percentage of Firm Assets
2017	10.45%	11.39%	16.81%	20	0.3	$2,104.4	10.0%
2016	11.52%	12.46%	17.59%	15	0.5	$1,658.6	9.1%
2015	-2.67%	-1.84%	-2.90%	19	0.4	$1,845.6	10.4%
2014	4.94%	5.83%	7.07%	19	0.4	$2,300.8	12.1%
2013	34.21%	35.08%	36.80%	19	0.3	$2,356.3	13.3%
2012	13.75%	14.23%	17.88%	21	0.4	$1,914.3	14.6%
2011	-1.76%	-1.20%	-2.51%	22	0.2	$1,959.6	16.4%
2010	27.20%	28.07%	26.71%	23	0.4	$1,877.2	16.7%
2009	34.29%	35.02%	34.39%	21	0.5	$1,559.7	16.7%
2008	-26.73%	-26.35%	-36.79%	16	0.2	$917.4	14.0%

Average Annual Total Returns (since inception through 12/31/2017)
	Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	Russell 2500 Index[2,3]
1 Year	10.45%	11.39%	16.81%
5 Years	11.05%	11.95%	14.33%
10 Years	8.97%	9.71%	9.22%
Since Inception[5]	12.38%	12.99%	9.48%

[1]	The calculation of returns is computed on a monthly basis starting July 1, 1997 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood’s fee schedules are as follows for the SMidCap strategy: 0.85% on the first $25 million and negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Westwood claims compliance with GIPS® and has prepared and presented this report in compliance with the GIPS® standards. Westwood has been independently verified for the periods January 1, 1995 through December 31, 2016. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS® standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS® standards. The SMidCap Strategy Composite has been examined for the periods July 1, 1997 through December 31, 2016. The verification and performance examination reports are available upon request.
[2]	The Russell 2500 Index is an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index, which contains the 3,000 largest stocks in the U.S. based on total market capitalization.
[3]	The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.
[4]	Dispersion is measured using the asset-weighted standard deviation of accounts managed for the entire year. Standard deviation is a statistical measure of the degree to which an individual portfolio’s return varies from the median return for the composite. Greater deviation means greater risk to the investor.
[5]	Inception date of the SMidCap Strategy Composite is July 1, 1997.

Performance Information for the Adviser’s SmallCap Strategy Composite1

The following data illustrates the past performance of the Adviser in managing substantially similar accounts and does not represent the performance of the Westwood SmallCap Fund.

Year	Total Return (Net of Fees)	Total Return (Gross of Fees)	Russell 2000 Value Index[2,3]	Number of Portfolios	Dispersion[4]	Total Assets at End of Period ($ millions)	Percentage of Firm Assets
2017	12.69%	13.81%	7.84%	17	0.4	$1,266.4	6.0%
2016	28.54%	29.79%	31.74%	14	0.3	$686.8	3.8%
2015	-5.41%	-4.45%	-7.47%	11	0.6	$333.8	1.9%
2014	6.01%	7.07%	4.22%	10	0.3	$386.7	2.0%
2013	49.96%	50.94%	34.52%	9	0.5	$327.0	1.8%
2012	18.42%	18.98%	18.05%	9	0.4	$210.3	1.6%
2011	-1.30%	-0.62%	-5.50%	9	0.6	$201.9	1.7%
2010	23.69%	24.55%	24.50%	8	1.0	$204.6	1.9%
2009	20.55%	21.35%	20.58%	11	0.3	$242.2	2.6%
2008	-31.35%	-30.97%	-28.92%	9	0.4	$177.2	2.7%

Average Annual Total Returns (since inception through 12/31/2017)
	Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	Russell 2000 Value Index[2,3]
1 Year	12.69%	13.81%	7.84%
5 Years	16.85%	17.93%	13.01%
10 Years	10.05%	10.90%	8.17%
Since Inception[5]	11.68%	12.40%	8.49%

[1]	The calculation of returns is computed on a monthly basis starting January 1, 2004 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood’s fee schedules are as follows for the SmallCap strategy: 1.00% on the first $10 million and negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Westwood claims compliance with GIPS® and has prepared and presented this report in compliance with the GIPS® standards. Westwood has been independently verified for the periods January 1, 1995 through December 31, 2016. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS® standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS® standards. The SmallCap Strategy Composite has been examined for the periods January 1, 2004 through December 31, 2016. The verification and performance examination reports are available upon request.
[2]	The Russell 2000 Value Index is an unmanaged market index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index.
[3]	The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.
[4]	Dispersion is measured using the asset-weighted standard deviation of accounts managed for the entire year. Standard deviation is a statistical measure of the degree to which an individual portfolio's return varies from the median return for the composite. Greater deviation means greater risk to the investor.
[5]	Inception date of the SmallCap Strategy Composite is January 1, 2004.

Performance Information for the Adviser’s Income Opportunity Strategy Composite1

The following data illustrates the past performance of the Adviser in managing substantially similar accounts and does not represent the performance of the Westwood Income Opportunity Fund.

Year	Total Return (Net of Fees)	Total Return (Gross of Fees)	Citigroup 10-Year Treasury Index[2,7]	Citigroup 3-Month Treasury Bill Index[3,7]	S&P 500 Index[4,7]	FTSE NAREIT U.S. Equity Index[5,7]	Blended Benchmark[6,7]	Number of Portfolios	Dispersion[8]	Total Assets at End of Period ($ millions)	Percentage of Firm Assets
2017	11.09%	11.97%	2.13%	0.84%	21.83%	8.67%	8.13%	10	0.1	$3,723.4	17.8%
2016	6.33%	7.18%	-0.14%	0.27%	11.96%	8.63%	5.37%	10	0.6	$3,336.4	18.3%
2015	-2.54%	-1.76%	0.90%	0.03%	1.38%	2.83%	1.61%	13	0.2	$3,487.3	19.6%
2014	9.40%	10.28%	10.72%	0.03%	13.69%	28.03%	12.88%	9	0.5	$3,468.8	18.3%
2013	15.31%	16.10%	-7.85%	0.05%	32.39%	2.86%	6.15%	9	1.0	$2,213.2	12.5%
2012	8.67%	9.11%	4.23%	0.07%	16.00%	19.70%	9.97%	9	0.4	$1,279.5	9.7%
2011	7.38%	8.04%	16.99%	0.08%	2.11%	8.28%	7.32%	5	0.3	$759.8	6.3%
2010	14.49%	15.19%	8.10%	0.13%	15.06%	27.95%	13.11%	3	0.8	$313.2	2.8%
2009	13.28%	13.89%	-9.92%	0.16%	26.46%	27.99%	12.02%	3	1.3	$203.5	2.2%
2008	-7.11%	-6.68%	20.30%	1.80%	-37.00%	-37.73%	-14.56%	3	4.3	$144.1	2.2%

Average Annual Total Returns (since inception through 12/31/2017)
	Adviser’s Composite Returns
Time Period	Net of Fees	Gross of Fees	Citigroup 10-Year Treasury Index[2,7]	Citigroup 3-Month Treasury Bill Index[3,7]	S&P 500 Index[4,7]	FTSE NAREIT U.S. Equity Index[5,7]	Blended Benchmark[6,7]
1 Year	11.09%	11.97%	2.13%	0.84%	21.83%	8.67%	8.13%
5 Years	7.74%	8.58%	0.98%	0.24%	15.79%	9.83%	6.76%
10 Years	7.40%	8.10%	4.14%	0.34%	8.50%	7.77%	5.89%
Since Inception[9]	8.72%	9.35%	4.03%	1.21%	9.92%	11.13%	7.12%

[1]	The calculation of returns is computed on a monthly basis starting January 1, 2003 for the Composite; including accrued dividends and interest income. Actual results may vary depending on level of assets and fee schedule. Performance results net of fees reflect the actual rate of fees paid by the accounts included in the Composite. Westwood’s fee schedule for the Income Opportunity strategy: 0.80% on the first $25 million and negotiable thereafter. All fees are stated in annual rates and are typically billed quarterly. Westwood claims compliance with GIPS® and has prepared and presented this report in compliance with the GIPS® standards. Westwood has been independently verified for the periods January 1, 1995 through December 31, 2016. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS® standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS® standards. The Income Opportunity Strategy Composite has been examined for the periods January 1, 2003 through December 31, 2016. The verification and performance examination reports are available upon request.
[2]	The Citigroup 10-Year Treasury Index computes returns for the current Treasury Notes with a maturity of 10 years or less. Treasury Notes are fixed income securities whose interest and principal payments are backed by the full faith and credit of the U.S. government.
[3]	The Citigroup 3-Month Treasury Bill Index computes returns for the current Treasury Bills with a maturity of 90 days or less.
[4]	The S&P® 500 Index is a widely recognized, market value weighted (higher market value stocks have more influence that lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings.
[5]	The FTSE NAREIT U.S. Equity Index is an unmanaged index of all tax qualified REITs listed on the NYSE, AMEX and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
[6]	The blended benchmark is comprised of the following: 25% S&P 500 Index / 25% FTSE NAREIT U.S. Equity Index / 25% Citigroup 3-Month Treasury Bill Index / 25% Citigroup 10-Year Treasury Index.
[7]	The comparative benchmark returns include interest and dividend income but do not include taxes, potential transaction costs or management fees.
[8]	Dispersion is measured using the asset-weighted standard deviation of accounts managed for the entire year. Standard deviation is a statistical measure of the degree to which an individual portfolio's return varies from the median return for the composite. Greater deviation means greater risk to the investor.
[9]	Inception date of the Income Opportunity Strategy Composite is January 1, 2003.

Westwood Market Neutral Income Fund

The following tables give the related performance of fee-paying separate accounts, referred to as a “Composite,” managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Westwood Market Neutral Income Fund. The Composite does not reflect all of the firm’s assets under management. Complete lists and descriptions of the firm’s composites are available upon request. The data does not represent the performance of the Westwood Market Neutral Income Fund. Moreover, the performance shown does not represent the future performance of the Westwood Market Neutral Income Fund or of the Adviser.

David Clott, CFA and Shawn Mato, CFA (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Westwood Market Neutral Income Fund and the Composite. For periods prior to October 1, 2014, the Composite includes the performance of an account managed by the Portfolio Managers while employed by a firm unaffiliated with the Adviser (the “Prior Adviser Comparable Account”). The Portfolio Managers exercised final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Prior Adviser Comparable Account, and exercise the same level of authority and discretion in managing the Westwood Market Neutral Income Fund and the Composite. While at the prior firm, the Portfolio Managers managed no other accounts with investment objectives, policies and strategies substantially similar to those of the Westwood Market Neutral Income Fund and the Composite.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Westwood Market Neutral Income Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. All returns reflect the payment of investment management fees, brokerage commissions, execution costs, sales loads and account fees paid by the accounts included in the Composite, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date.

The currency used to express performance in the Composite is U.S. dollars. Because of variation in fee levels, the Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Westwood Market Neutral Income Fund’s fees and expenses are generally expected to be higher than those of the accounts included in the Composite. If the Westwood Market Neutral Income Fund’s fees and expenses had been imposed on the accounts included in the Composite, the performance shown below would have been lower. The accounts that are included in the Composite are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities and tax laws as the Westwood Market Neutral Income Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Westwood Market Neutral Income Fund. The performance data shown below should not be considered a substitute for the Westwood Market Neutral Income Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

Performance Information for the Adviser’s Market Neutral Income Strategy Composite1

The following data does not represent the performance of the Westwood Market Neutral Income Fund.

Calendar Year Total Pre-Tax Returns
Year	Total Pre-Tax Return (Net of Fees)	Citigroup 1- Month U.S. Treasury Bill Index[2]	Number of Portfolios	Total Assets at End of Period ($ millions)
2017	0.73%	0.80%	2	$706.3
2016	6.67%	0.21%	2	$224.5
2015	1.85%	0.02%	2	$308.3
2014	-0.51%	0.02%	1	$406.5
2013	6.04%	0.03%	1	$413.3
2012	12.42%	0.05%	1	$250.6
2011	-3.01%	0.05%	1	$272.7
2010	7.25%	0.12%	1	$179.2

Average Annual Total Pre-Tax Returns (since inception through 12/31/2017)
Time Period	Composite Returns (Net of Fees)	Citigroup 1-Month U.S. Treasury Bill Index[2]
1 Year	0.73%	0.80%
5 Years	2.92%	0.22%
Since Inception[3]	3.82%	0.16%

[1]	Composite returns are calculated on a monthly basis and only accounts that are included in the Composite for the entire month are included in the calculations. Westwood claims compliance with GIPS® and has prepared and presented this report in compliance with the GIPS® standards. Westwood has been independently verified for the periods from January 1, 1995 through December 31, 2016. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS® standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS® standards. The Market Neutral Income Strategy Composite has been examined for the period from January 1, 2015 through December 31, 2016. The verification and performance examination reports are available upon request.
[2]	The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month.
[3]	Inception date of the Market Neutral Income Strategy Composite is January 1, 2010.

Comparable Fund Performance

Westwood Emerging Markets Fund

Patricia Perez-Coutts, CFA (the “Portfolio Manager”) is primarily responsible for the day-to-day management of the Westwood Emerging Markets Fund’s portfolio. The Portfolio Manager previously was primarily responsible for the day-to-day management of the portfolio of the AGF Emerging Markets Fund (the “Comparable Fund”) from its inception date June 2003, through April 2012 (the “Relevant Period”). The Comparable Fund belongs to the AGF Group of Funds, which are Canadian open-end mutual funds established under the laws of Ontario and managed by AGF Investments, Inc. Throughout the Relevant Period, the Portfolio Manager was identified to Comparable Fund shareholders as being responsible for exercising final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Comparable Fund and the Portfolio Manager will exercise the same level of authority and discretion in managing the Westwood Emerging Markets Fund. The investment objective, policies and strategies of the Comparable Fund are substantially similar in all material respects to those of the Westwood Emerging Markets Fund. During the Relevant Period, the Portfolio Manager also managed other accounts with investment objectives, policies and strategies substantially similar to those of the Westwood Emerging Markets Fund. Performance results for these other accounts have not been provided due to lack of supporting records. However, the composite performance of these other accounts is not materially different than the Comparable Fund performance.

The following tables set forth performance data relating to the historical performance of the MF Series class of the Comparable Fund. The data provided, which is net of all actual fees and expenses (including any sales loads and account fees) of the Comparable Fund, illustrates the past performance of the Portfolio Manager in managing a substantially similar fund as measured against the MSCI Emerging Markets Index (the “Comparable Index”). The Comparable Fund is not subject to the same types of expenses to which the Westwood Emerging Markets Fund is subject, nor the specific tax restrictions and investment limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, the performance results for the Comparable Fund expressed below could have been adversely affected if the Comparable Fund had been regulated as an investment company under the Federal securities and tax laws. In addition, the performance information shown below was not calculated in accordance with SEC standardized performance methodology. If the performance information was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Comparable Fund is a separate fund and its historical performance is not indicative of the potential future performance of the Westwood Emerging Markets Fund. The expenses of the Westwood Emerging Markets Fund (gross and net of waivers and reimbursements) are higher than the expenses of the Comparable Fund. If the Westwood Emerging Markets Fund’s fees and expenses had been imposed on the Comparable Fund, the performance shown below would have been lower.

The performance results are calculated using Canadian dollars.

Comparable Fund Performance

The following data illustrates the past performance of the Portfolio Manager in managing the Comparable Fund and does not represent the performance of the Westwood Emerging Markets Fund.

Calendar Year Total Pre-Tax Returns(1)	2004	2005	2006	2007	2008	2009	2010	2011
Comparable Fund(2)	16.6%	35.3%	40.4%	12.4%	-35.3%	60.3%	15.3%	-14.6%
Comparable Index(3)	16.8%	31.2%	32.1%	18.6%	-41.4%	52.0%	13.0%	-16.2%

As of 4/30/12 Average Annual Total Pre-Tax Returns(1)	1 Year	3 Years	5 Years	Since Inception(4)
Comparable Fund(2)	-4.38%	15.25%	4.05%	15.47%
Comparable Index(3)	-8.73%	11.59%	1.47%	12.51%

(1)	After-tax returns would be lower than those shown.
(2)	The AGF Emerging Markets Fund, a substantially similar fund previously managed by the Portfolio Manager, commenced operations on June 16, 2003.
(3)	The MSCI Emerging Markets Index (“Comparable Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Comparable Index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The Comparable Fund was benchmarked against the Comparable Index, and the Adviser benchmarks the Westwood Emerging Markets Fund to the Comparable Index.
(4)	Returns are shown from July 1, 2003 through April 30, 2012.

Westwood Short Duration High Yield Fund

Anne Yobage, CFA (the “Portfolio Manager”) is a co-founding member of the Sub-Adviser, and is primarily responsible for the day-to-day management of the Westwood Short Duration High Yield Fund’s portfolio. The Portfolio Manager previously was primarily responsible for the day-to-day management of the portfolio of the U.S. Short Duration High Yield Fund (the “Comparable Fund”) from its inception date April 2004, through May 2011 (the “Relevant Period”). The Comparable Fund, referred to as a “sub-fund,” is a stand-alone fund constituting a separate investment portfolio of the AXA IM Fixed Income Investment Strategies. AXA IM Fixed Income Investment Strategies is incorporated in Luxembourg as an open-ended investment company and qualifies as a UCITS fund (“Undertakings for Collective Investment in Transferable Securities”). UCITS is a regulatory regime governing the marketing and distribution of securities within the European Union. During the Relevant Period, the Portfolio Manager exercised final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Comparable Fund, and the Portfolio Manager exercises the same level of authority and discretion in managing the Westwood Short Duration High Yield Fund. The investment objective, policies and strategies of the Comparable Fund are substantially similar in all material respects to those of the Westwood Short Duration High Yield Fund.

The following table sets forth performance data relating to the historical performance of the A USD share class of the Comparable Fund. The data provided, which is net of all actual fees and expenses (including any sales loads and account fees) of the Comparable Fund, illustrates the past performance of the Portfolio Manager in managing a substantially similar fund as the Westwood Short Duration High Yield Fund as measured against the ICE BofA Merrill Lynch U.S. High Yield Index (the “Index”), which is a representative index of the broader U.S. publicly issued corporate high yield market, which has, among other characteristics, a longer duration than both the Comparable Fund and the Westwood Short Duration High Yield Fund. The Comparable Fund is not subject to the same types of expenses to which the Westwood Short Duration High Yield Fund is subject, nor the specific tax restrictions and investment limitations imposed by the 1940 Act, or Subchapter M of the Code. Consequently, the performance results for the Comparable Fund expressed below could have been adversely affected if the Comparable Fund had been regulated as an investment company under the Federal securities and tax laws. In addition, the performance information shown below was not calculated in accordance with SEC standardized performance methodology. If the performance information was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Comparable Fund is a separate fund and its historical performance is not indicative of the potential future performance of the Westwood Short Duration High Yield Fund. The expenses of the Westwood Short Duration High Yield Fund (gross and net of waivers and reimbursements) are higher than the expenses of the Comparable Fund. If the Westwood Short Duration High Yield Fund’s fees and expenses had been imposed on the Comparable Fund, the performance shown below would have been lower. During the Relevant Period, the Portfolio Manager also managed other accounts with investment objectives, policies and strategies substantially similar to those of the Westwood Short Duration High Yield Fund. Performance results for these other accounts have not been provided due to lack of supporting records. However, the composite performance of these other accounts is not materially different than the Comparable Fund performance.

Comparable Fund Performance

The following data illustrates the past performance of the Portfolio Manager in managing the Comparable Fund and does not represent the performance of the Westwood Short Duration High Yield Fund.

Calendar Year Total Pre-Tax Returns(1)	2005	2006	2007	2008	2009	2010
Comparable Fund(2)	2.87%	7.26%	4.58%	-9.01%	20.60%	9.20%
Index(3)	2.74%	11.77%	2.15%	-26.39%	57.51%	15.19%

As of 5/31/2011 Average Annual Total Pre-Tax Returns(1)	1 Year	3 Years	5 Years	Since Inception(4)
Comparable Fund(2)	10.02%	6.47%	6.08%	5.70%
Index(3)	18.09%	11.75%	9.34%	8.56%

(1)	After tax returns would be lower than those shown.
(2)	The U.S. Short Duration High Yield Fund, a substantially similar fund previously managed by the Westwood Short Duration High Yield Fund’s portfolio manager, commenced operations on April 1, 2004.
(3)	The ICE BofA Merrill Lynch U.S. High Yield Index (“Index”) is a representative index of the broader U.S. publicly issued corporate high yield market, and is included solely for the purpose of comparing the Comparable Fund’s historical performance against the performance of the broader high yield market, which has, among other characteristics, a longer duration than both the Comparable Fund and the Westwood Short Duration High Yield Fund. The Comparable Fund, however, was not and the Westwood Short Duration High Yield Fund is not managed towards the Index or any other benchmark.
(4)	Returns are shown from April 1, 2004 through May 31, 2011.

Westwood Opportunistic High Yield Fund Related Performance Data

Sub-Adviser Comparable Account Composite

The following tables give the related performance of all separate accounts managed by the Sub-Adviser that have investment objectives, policies and strategies substantially similar to those of the Fund (the “Sub-Adviser Comparable Accounts”). The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Sub-Adviser.

The manner in which the performance was calculated for the composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Sub-Adviser has prepared and presented the following in compliance with the Global Investment Performance Standards (GIPS®). The Sub-Adviser’s policies on valuing portfolios, calculating performance, and preparing GIPS® compliant performance presentations are available upon request.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. All returns reflect the payment of brokerage commissions, execution costs, withholding taxes, sales loads and account fees, if any, paid by the Sub-Adviser Comparable Accounts included in the composite, without taking into account federal or state income taxes. “Net of fees” returns also reflect the payment of actual investment management fees. All fees and expenses, except certain custodial fees, were included in the calculations.

Because of variation in fee levels, the “net of fees” composite returns may not be reflective of performance in any one particular Sub-Adviser Comparable Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the composite (net of fees) reflects the Sub-Adviser Comparable Accounts’ applicable portfolio fees and expenses; however, the Fund’s fees and expenses are generally expected to be higher than those of the composite. If the Fund’s fees and expenses had been imposed on the composite, the performance shown below would have been lower. The Sub-Adviser Comparable Accounts that are included in the composite are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Sub-Adviser Comparable Accounts in the composite were subject to the same federal securities and tax laws as the Fund.

The investment results for the composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

The following data does not represent the performance of the Westwood Opportunistic High Yield Fund.

Performance Information for the Sub-Adviser Comparable Account Composite1

Calendar Year Total Pre-Tax Returns
Year	Total Pre- Tax Return (Gross of Fees)	Total Pre- Tax Return (Net of Fees)	ICE BofA Merrill Lynch U.S. High Yield Index[2]	Number of Accounts	Total Assets at End of Period ($ millions)
2017	7.79%	7.27%	7.48%	7	$1,266.16
2016	15.65%	15.09%	17.49%	6	$954.18
2015	-3.54%	-4.06%	-4.64%	6	$973.58
2014	1.51%	0.98%	2.50%	4	$703.20
2013	9.47%	8.95%	7.42%	5	$641.48
2012	14.96%	14.53%	15.58%	9	$333.69
2011[3]	5.86%	5.75%	6.18%	2	$53.16

Average Annual Total Pre-Tax Returns (as of 12/31/2017)
	Sub-Adviser Comparable Account Composite Returns
Time Period	Gross of Fees	Net of Fees	ICE BofA Merrill Lynch U.S. High Yield Index[2]
1 Year	7.79%	7.27%	7.48%
5 Years	5.97%	5.44%	5.80%
Since Inception[3]	8.08%	7.56%	8.10%

[1]	The composite performance information is calculated in and expressed in United States dollars.
[2]	The ICE BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Among other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million.
[3]	The inception date of the composite is September 30, 2011.

Prior Adviser Comparable Account Composite

Hannah Strasser (the “Portfolio Manager”) serves as lead portfolio manager for the Westwood Opportunistic High Yield Fund and is primarily responsible for the day-to-day management of the Fund. While at prior firms unaffiliated with the Sub-Adviser, the Portfolio Manager was primarily responsible for the day-to-day management of certain accounts with investment objectives, policies and strategies substantially similar to those of the Fund (the “Prior Adviser Comparable Accounts”) from December 1, 1998 until May 31, 2011 (the “Relevant Period”). During the Relevant Period, the Portfolio Manager exercised final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Prior Adviser Comparable Accounts, and the Portfolio Manager exercises the same level of authority and discretion in managing the Fund. During the Relevant Period, the Portfolio Manager also managed other accounts with investment objectives, policies and strategies substantially similar to those of the Fund. Performance results for these other accounts have not been provided due to lack of supporting records. However, the composite performance of these other accounts is not materially different than the composite performance of the Prior Adviser Comparable Accounts.

The following tables give the related performance of the Prior Adviser Comparable Accounts. The data does not represent the performance of the Fund. The performance should also not be viewed as that of the Sub-Adviser or an indication of how the Sub-Adviser would have performed in the past. Performance is historical and does not represent the future performance of the Fund, the Sub-Adviser or the Portfolio Manager.

The manner in which the performance was calculated for the composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The following has been prepared and presented in compliance with the Global Investment Performance Standards (GIPS®).

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. All returns reflect the payment of brokerage commissions, execution costs, withholding taxes, sales loads and account fees, if any, paid by the Prior Adviser Comparable Accounts included in the composite, without taking into account federal or state income taxes. “Net of fees” returns also reflect the payment of actual investment management fees. All fees and expenses, except certain custodial fees, were included in the calculations.

Because of variation in fee levels, the “net of fees” composite returns may not be reflective of performance in any one particular Prior Adviser Comparable Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the composite (net of fees) reflects the Prior Adviser Comparable Accounts’ applicable portfolio fees and expenses; however, the Fund’s fees and expenses are generally expected to be higher than those of the composite. If the Fund’s fees and expenses had been imposed on the composite, the performance shown below would have been lower. The Prior Adviser Comparable Accounts that are included in the composite are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Prior Adviser Comparable Accounts in the composite were subject to the same federal securities and tax laws as the Fund.

The investment results for the composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

The following data does not represent the performance of the Westwood Opportunistic High Yield Fund.

Performance Information for the Prior Adviser Comparable Account Composite1

Calendar Year Total Pre-Tax Returns
Year	Total Pre- Tax Return (Gross of Fees)	Total Pre- Tax Return (Net of Fees)	ICE BofA Merrill Lynch U.S. High Yield Index[2]	Composite 3-Year Standard Deviation	Index 3-Year Standard Deviation	Number of Accounts	Total Assets at End of Period ($ millions)
2011[3]	6.13%	5.81%	6.00%	11.72%	16.71%	3	2,952.52
2010	15.43%	14.59%	15.19%	11.86%	16.92%	3	1,834.83
2009	48.59%	47.53%	57.51%	11.56%	16.78%	3	420.48
2008	-15.88%	-16.51%	-26.39%	8.84%	13.31%	3	163.55
2007	5.04%	4.26%	2.15%	3.51%	4.48%	3	101.01
2006	8.54%	7.74%	11.77%	3.17%	3.81%	3	48.74
2005	3.17%	2.40%	2.74%	3.59%	5.39%	2	25.42
2004	9.40%	8.59%	10.87%	3.72%	8.36%	2	29.63
2003	16.85%	15.99%	28.15%	5.62%	10.48%	2	20.48
2002	6.26%	5.47%	-1.89%	5.69%	10.15%	2	12.54
2001	5.02%	4.24%	4.48%	5.31%	7.82%	2	12.80
2000	3.44%	2.67%	-5.12%	N/A	N/A	2	10.92
1999	3.08%	2.31%	2.51%	N/A	N/A	2	9.94
1998[4]	0.27%	0.21%	-0.18%	N/A	N/A	2	8.99

Average Annual Total Pre-Tax Returns (as of 5/31/11)
	Prior Adviser Comparable Account Composite Returns
Time Period	Gross of Fees	Net of Fees	ICE BofA Merrill Lynch U.S. High Yield Index[2]
1 Year	18.35%	17.49%	18.09%
5 Years	11.11%	10.29%	9.33%
10 Years	9.26%	8.45%	8.58%
Since Inception[4]	8.42%	7.62%	7.07%

[1]	The composite performance information is calculated in and expressed in United States dollars.
[2]	The ICE BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Among other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million.
[3]	The termination date of the composite is May 31, 2011.
[4]	The inception date of the composite is December 1, 1998.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Institutional Shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Purchase Fund Shares

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG (1-877-386-3944) or log on to the Funds’ website at www.westwoodfunds.com.

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address

Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

Westwood Funds

c/o DST Systems, Inc.

430 W. 7th Street

Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 1-877-FUND-WHG (1-877-386-3944) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

Wiring Instructions

UMB Bank, N.A.

ABA#: 101000695

Westwood Funds

DDA# 9871063178

Ref: Fund name/account name/share class/account number

General Information

You may purchase shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. Each Fund’s price per share will be the next determined NAV per share after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Funds were provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time each Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact the financial intermediary directly.

How the Funds Calculate NAV

The NAV of each Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Funds would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Purchases In Kind

Subject to the approval of a Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

You can open an account with the Westwood LargeCap Value Fund, the Westwood Income Opportunity Fund, the Westwood Emerging Markets Fund and the Westwood Short Duration High Yield Fund with a minimum initial investment of $100,000. You can open an account with the Westwood Low Volatility Equity Fund, the Westwood SMidCap Plus Fund, the Westwood SMidCap Fund, the Westwood SmallCap Fund, the Westwood MLP and Strategic Energy Fund, the Westwood Worldwide Income Opportunity Fund, the Westwood Global Equity Fund, the Westwood Opportunistic High Yield Fund, the Westwood Market Neutral Income Fund and the Westwood Strategic Convertibles Fund with a minimum initial investment of $5,000. There is no minimum for subsequent investments. Each Fund may accept initial investments of smaller amounts in its sole discretion.

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually and annually in amounts of at least $25 per Fund. To cancel or change a plan, write to the Funds at: Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Fund Codes

The reference information listed below will be helpful to you when you contact the Funds to purchase or exchange Institutional Shares, check a Fund’s daily NAV or obtain additional information. Because Institutional Shares of the Westwood Emerging Markets Plus Fund are currently not available for purchase, the Fund does not have a ticker symbol, CUSIP or Fund Code.

Fund Name	Ticker Symbol	CUSIP	Fund Code
Westwood LargeCap Value Fund	WHGLX	0075W0734	2689
Westwood Low Volatility Equity Fund	WLVIX	0075W0718	2684
Westwood SMidCap Plus Fund	WHGPX	0075W0544	2683
Westwood SMidCap Fund	WHGMX	0075W0767	2691
Westwood SmallCap Fund	WHGSX	0075W0726	2687
Westwood MLP and Strategic Energy Fund	WMLPX	00769G279	3990
Westwood Income Opportunity Fund	WHGIX	0075W0775	2690
Westwood Worldwide Income Opportunity Fund	WWIOX	00769G220	3994
Westwood Global Equity Fund	WWGEX	0075W0494	3982
Westwood Emerging Markets Fund	WWEMX	0075W0510	3986
Westwood Short Duration High Yield Fund	WHGHX	00769G758	2682
Westwood Opportunistic High Yield Fund	WWHYX	00769G261	3989
Westwood Market Neutral Income Fund	WMNIX	00769G238	3992
Westwood Strategic Convertibles Fund	WSCIX	00769G246	3993

How to Sell Your Fund Shares

If you own your shares directly, you may redeem your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Funds must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-877-386-3944 for more information.

The sale price will be the NAV per share next determined after the Funds receive your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

•	The Fund name;
•	The share class;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

Regular Mail Address

Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

Westwood Funds

c/o DST Systems, Inc.

430 W. 7th Street

Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-877-FUND-WHG (1-877-386-3944) to redeem your shares. Based on your instructions, a Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Receiving Your Money

Normally, a Fund will send your sale proceeds within one Business Day after it receives your redemption request. A Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with a Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

A Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, a Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $5,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Funds reserve the right to waive the minimum account value requirement in their sole discretion. If your Westwood Market Neutral Income Fund or Westwood Strategic Convertibles Fund shares are redeemed for this reason within 30 days of their purchase, the redemption fee will not be applied.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Fund Shares

At no charge, you may exchange between like share classes or different share classes of any Westwood Fund, where offered, by writing to or calling the Fund. Exchanges are subject to the eligibility requirements and the fees and expenses of the share class you exchange into, as set forth in the applicable prospectus. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the same Fund is not a taxable event.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Payments to Financial Intermediaries

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Shareholder Servicing Plan

The Westwood SMidCap Plus Fund, the Westwood SMidCap Fund and the Westwood SmallCap Fund have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on the average daily net assets of the Funds’ Institutional Shares. The Westwood Worldwide Income Opportunity Fund, the Westwood Opportunistic High Yield Fund and the Westwood Market Neutral Income Fund have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Funds’ Institutional Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Other Payments by the Funds

The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, shareholder services fees the Funds may pay to financial intermediaries pursuant to the Funds’ shareholder servicing plan.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair values. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, Funds that invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•	Shareholders are restricted from making more than 4 “round trips,” including exchanges, into or out of any Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a “round trip” as a purchase or exchange into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser or the Sub-Adviser reasonably believes would be harmful or disruptive to the Fund.

•	A redemption fee of 1.00% of the value of the shares sold will be imposed on shares of the Westwood Market Neutral Income Fund and the Westwood Strategic Convertibles Fund redeemed within 30 days or less after their date of purchase (subject to certain exceptions as discussed below in “Redemption Fees”).

•	Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser/Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Westwood Market Neutral Income Fund and the Westwood Strategic Convertibles Fund charge a 1.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 30 days. The redemption fee is deducted from a Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from a Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and systems limitations, intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds’. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary’s customers.

Each Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder's financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-877-FUND-WHG (1-877-386-3944).

Dividends and Distributions

The Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Global Equity Fund, Westwood Emerging Markets Fund and Westwood Emerging Markets Plus Fund distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually.

The Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, the Westwood Worldwide Income Opportunity Fund, the Westwood Opportunistic High Yield Fund, the Westwood Market Neutral Income Fund and the Westwood Strategic Convertibles Fund distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually.

The Westwood Short Duration High Yield Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually.

If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "Tax Act") makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions that are reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). It is not anticipated that any distributions by the Westwood Short Duration High Yield Fund will be eligible for the reduced tax rates applicable to qualified dividend income. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012 and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by Fund shareholders (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

The Funds intend to elect and to qualify each year to be treated as Regulated Investment Companies (“RICs”) for U.S. federal income tax purposes under Subchapter M of the Code. In order to do so each Fund must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the SAI. In particular, a Fund may not invest more than 25% of its total assets in the securities of entities treated as qualified publicly traded partnerships (“QPTPs”) for U.S. federal income tax purposes. The Westwood MLP and Strategic Energy Fund intends to significantly invest in MLPs taxed as QPTPs and accordingly the Adviser intends to monitor the Fund’s investments to ensure compliance with the 25% limit on investments in QPTPs. If a Fund fails to satisfy the requirements to qualify as a RIC in any taxable year, such Fund may be eligible for relief provisions but only if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements (including the 25% limit on QPTPs) where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders and distributions from earnings and profits would generally be taxable to Fund shareholders as ordinary income.

Certain investments of a Fund generally do not generate qualifying income if made directly by such Fund. For example, certain Funds intend to invest in royalty trusts. Depending on the U.S. federal income tax classification of these royalty trusts in which a Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce qualifying income for purposes of the requirements to be treated as a RIC under the Code. Additionally, a Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining its compliance with the diversification requirements under the Code. Certain Canadian royalty trusts may be treated as a corporation for U.S. federal income tax purposes and distributions from such may be qualifying income when received by a Fund. Each Fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a RIC under the Code.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder's tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This Prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

The tables that follow present performance information about the Institutional Shares of the Funds. This information is intended to help you understand each Fund’s financial performance for the past five fiscal years or the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Funds, which is available upon request by calling the Funds at 1-877-386-3944.

Because the Westwood Emerging Markets Plus Fund was not in operation as of the fiscal year ended October 31, 2017, financial highlights for this Fund are not available.

Westwood LargeCap Value Fund Institutional Shares

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year Ended
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net Asset Value Beginning of Period	$11.06	$11.95	$13.07	$12.96	$11.30
Income (Loss) from Investment Operations:
Net Investment Income^^	0.17	0.14	0.14	0.13	0.15
Net Realized and Unrealized Gains (Loss) on Investments	2.21	0.05	0.37	1.61	2.58
Total from Operations	2.38	0.19	0.51	1.74	2.73
Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.12)	(0.14)	(0.10)	(0.16)
Distributions from Realized Net Gains	(0.21)	(0.96)	(1.49)	(1.53)	(0.91)
Total Dividends and Distributions	(0.34)	(1.08)	(1.63)	(1.63)	(1.07)
Net Asset Value End of Period	$13.10	$11.06	$11.95	$13.07	$12.96
Total Return††	22.00%†	2.00%†	4.00%	15.15%	26.45%
Ratios and Supplemental Data
Net Assets End of Period (000)	$205,645	$185,171	$134,658	$159,973	$168,345
Ratio of Expenses to Average Net Assets	0.75%	0.79%	0.90%	0.89%	0.91%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	0.83%	0.86%	0.90%	0.89%	0.91%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.40%	1.29%	1.15%	1.03%	1.23%
Portfolio Turnover Rate	44%	39%	32%	47%	75%

Amounts designated as “—” are $0.

^	Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Westwood Low Volatility Equity Fund Institutional Shares

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year Ended
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value Beginning of Period	$10.73	$11.58	$12.57	$12.57	$11.00
Income (Loss) from Investment Operations:
Net Investment Income^^	0.16	0.18	0.13	0.12	0.19
Net Realized and Unrealized Gains (Loss) on Investments	1.35	(0.02)	0.33	1.38	2.40
Total from Operations	1.51	0.16	0.46	1.50	2.59
Dividends and Distributions:
Dividends from Net Investment Income	(0.14)	(0.17)	(0.11)	(0.14)	(0.24)
Distributions from Realized Net Gains	(0.16)	(0.84)	(1.34)	(1.36)	(0.78)
Total Dividends and Distributions	(0.30)	(1.01)	(1.45)	(1.50)	(1.02)
Net Asset Value End of Period	$11.94	$10.73	$11.58	$12.57	$12.57
Total Return††	14.24%	1.82%	3.62%	13.30%	25.94%
Ratios and Supplemental Data
Net Assets End of Period (000)	$44,778	$57,401	$74,331	$84,009	$83,571
Ratio of Expenses to Average Net Assets	0.78%	0.94%	0.91%	0.91%	0.93%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	0.99%	0.94%	0.91%	0.91%	0.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.40%	1.72%	1.06%	0.98%	1.64%
Portfolio Turnover Rate	122%	39%	67%	67%	70%

Amounts designated as “—” are $0

^	Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
^^	Calculation performed using average shares for the period.

Westwood SMidCap Plus Fund Institutional Shares

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year Ended
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net Asset Value Beginning of Period	$13.33	$13.45	$13.89	$13.07	$9.81
Income (Loss) from Investment Operations:
Net Investment Income^^	0.07	0.08	0.03	0.02	0.06
Net Realized and Unrealized Gains (Loss) on Investments	2.36	(0.05)	—	1.37	3.26
Total from Operations	2.43	0.03	0.03	1.39	3.32
Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.07)	(0.03)	(0.05)	(0.06)
Distributions from Realized Net Gains	—	(0.08)	(0.44)	(0.52)	—
Total Dividends and Distributions	(0.08)	(0.15)	(0.47)	(0.57)	(0.06)
Net Asset Value End of Period	$15.68	$13.33	$13.45	$13.89	$13.07
Total Return††	18.28%	0.30%	0.19%	11.05%	34.05%†
Ratios and Supplemental Data
Net Assets End of Period (000)	$157,882	$129,017	$119,445	$116,384	$35,076
Ratio of Expenses to Average Net Assets	0.90%	0.91%	0.99%^	1.00%^	1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	0.90%	0.91%	0.90%	0.98%	1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.45%	0.61%	0.23%	0.17%	0.49%
Portfolio Turnover Rate	38%	54%	52%	49%	55%

Amounts designated as “—” are $0

^	Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Westwood SMidCap Fund Institutional Shares

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year Ended
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net Asset Value Beginning of Period	$14.74	$16.02	$17.91	$18.38	$14.00
Income from Investment Operations:
Net Investment Income^^	0.07	0.06	0.02	0.02	0.14
Net Realized and Unrealized Gains (Loss) on Investments	2.84	(0.27)	0.02	1.45	4.46
Total from Operations	2.91	(0.21)	0.04	1.47	4.60
Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.02)	(0.02)	(0.07)	(0.22)
Distributions from Realized Net Gains	(0.14)	(1.05)	(1.91)	(1.87)	—
Total Dividends and Distributions	(0.21)	(1.07)	(1.93)	(1.94)	(0.22)
Net Asset Value End of Period	$17.44	$14.74	$16.02	$17.91	$18.38
Total Return††	19.83%	(1.08)%	0.14%	8.90%	33.32%
Ratios and Supplemental Data
Net Assets End of Period (000)	$346,913	$393,434	$490,554	$538,952	$484,606
Ratio of Expenses to Average Net Assets	0.97%	0.98%	0.96%	0.95%	0.96%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	0.97%	0.98%	0.96%	0.95%	0.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.40%	0.41%	0.09%	0.11%	0.87%
Portfolio Turnover Rate	55%	82%	56%	51%	59%

Amounts designated as “—” are $0.

^^	Calculation performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Westwood SmallCap Fund Institutional Shares

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year Ended
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net Asset Value Beginning of Period	$14.39	$13.58	$14.57	$14.12	$10.21
Income (Loss) from Investment Operations:
Net Investment Income^^	0.07	0.07	0.04	0.04	0.05
Net Realized and Unrealized Gains (Loss) on Investments	4.18	0.80	(0.15)	1.52	4.33
Total from Operations	4.25	0.87	(0.11)	1.56	4.38
Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.04)	(0.04)	(0.02)	(0.07)
Distributions from Realized Net Gains	(0.16)	(0.02)	(0.84)	(1.09)	(0.40)
Total Dividends and Distributions	(0.25)	(0.06)	(0.88)	(1.11)	(0.47)
Net Asset Value End of Period	$18.39	$14.39	$13.58	$14.57	$14.12
Total Return††	29.71%†	6.40%†	(0.87)%	11.89%†	45.00%†
Ratios and Supplemental Data
Net Assets End of Period (000)	$234,321	$143,085	$135,973	$107,158	$58,497
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%^	1.10%	1.14%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	1.10%	1.11%	1.09%	1.12%	1.21%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42%	0.50%	0.30%	0.26%	0.39%
Portfolio Turnover Rate	56%	65%	55%	68%	72%

Amounts designated as “—” are $0

^	Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Westwood MLP and Strategic Energy Fund Institutional Shares

(commenced operations on December 29, 2014)

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period Ended
	October 31, 2017	October 31, 2016	October 31, 2015[1]
Net Asset Value Beginning of Period	$7.25	$7.73	$10.00
Income from Investment Operations:
Net Investment Income^^	0.07	0.15	0.11
Net Realized and Unrealized Gains (Loss) on Investments	(0.11)	(0.33)	(2.32)
Total from Operations	(0.04)	(0.18)	(2.21)
Dividends and Distributions:
Dividends from Net Investment Income	(0.06)	(0.16)	(0.06)
Return of Capital	(0.17)	(0.14)	—
Total Dividends and Distributions	(0.23)	(0.30)	(0.06)
Net Asset Value End of Period	$6.98	$7.25	$7.73
Total Return††	(0.65)%†	(1.93)%†	(22.13	)%†
Ratios and Supplemental Data
Net Assets End of Period (000)	$14,575	$30,354	$25,931
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	1.24%	1.28%	1.79	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.93%	2.19%	1.46	%*
Portfolio Turnover Rate	36%	44%	34	%**

Amounts designated as “—” are $0

1	For the period from December 29, 2014 through October 31, 2015.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized.
**	Not annualized.

Westwood Income Opportunity Fund Institutional Shares

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year Ended
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net Asset Value Beginning of Period	$14.58	$14.39	$14.88	$13.62	$12.33
Income from Investment Operations:
Net Investment Income^^	0.26	0.25	0.24	0.26	0.27
Net Realized and Unrealized Gains (Loss) on Investments	1.18	0.20	(0.35)	1.20	1.23
Total from Operations	1.44	0.45	(0.11)	1.46	1.50
Dividends and Distributions:
Dividends from Net Investment Income	(0.23)	(0.23)	(0.23)	(0.18)	(0.21)
Distributions from Realized Net Gains	(0.07)	(0.03)	(0.15)	(0.02)	—
Total Dividends and Distributions	(0.30)	(0.26)	(0.38)	(0.20)	(0.21)
Net Asset Value End of Period	$15.72	$14.58	$14.39	$14.88	$13.62
Total Return††	9.98%	3.15%	(0.72)%	10.82%	12.27%
Ratios and Supplemental Data
Net Assets End of Period (000)	$2,584,805	$2,278,599	$2,387,027	$2,085,017	$1,404,119
Ratio of Expenses to Average Net Assets	0.83%	0.84%	0.84%	0.84%	0.86%^
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	0.83%	0.84%	0.84%	0.84%	0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.72%	1.74%	1.66%	1.79%	2.07%
Portfolio Turnover Rate	34%	22%	24%	19%	24%

Amounts designated as “—” are $0

^	Ratio includes previously waived investment advisory fees recaptured. The impact of the recaptured fees may cause a higher net expense ratio.
^^	Calculation performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Westwood Worldwide Income Opportunity Fund Institutional Shares

(commenced operations on May 1, 2015)

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period Ended
	October 31, 2017	October 31, 2016	October 31, 2015(a)
Net Asset Value Beginning of Period	$9.37	$9.54	$10.00
Income from Investment Operations:
Net Investment Income^^	0.15	0.14	0.08
Net Realized and Unrealized Gains (Loss) on Investments	0.81	(0.16)	(0.49)
Total from Operations	0.96	(0.02)	(0.41)
Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.15)	(0.05)
Return of Capital	—	—	—	(1)
Total Dividends and Distributions	(0.12)	(0.15)	(0.05)
Net Asset Value End of Period	$10.21	$9.37	$9.54
Total Return††	10.37%†	(0.17)%†	(4.12	)%†
Ratios and Supplemental Data
Net Assets End of Period (000)	$4,861	$6,526	$7,728
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	2.20%	2.17%	2.44	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.57%	1.48%	1.56	%*
Portfolio Turnover Rate	41%	54%	28	%**

(a)	For the period from May 1, 2015 through October 31, 2015.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized.
**	Not annualized.
(1)	Amount less than $0.01 per share.

Westwood Global Equity Fund Institutional Shares

(commenced operations on December 26, 2012)

	Selected Per Shares Data & Ratios for a Share Outstanding Throughout the Year or Period Ended
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013[1]
Net Asset Value Beginning of Period	$11.61	$11.20	$11.65	$11.46	$10.00
Income From Operations:
Net Investment Income^^	0.14	0.16	0.15	0.15	0.18
Net Realized and Unrealized Gains (Loss) on Investments	1.93	0.39	(0.47)	0.19	1.28
Total from Operations	2.07	0.55	(0.32)	0.34	1.46
Dividends and Distributions:
Dividends from Net Investment Income	(0.16)	(0.14)	(0.13)	(0.15)	—
Distributions from Realized Net Gains	—	—	—	—2	—
Total Dividends and Distributions	(0.16)	(0.14)	(0.13)	(0.15)	—
Net Asset Value End of Period	$13.52	$11.61	$11.20	$11.65	$11.46
Total Return††	18.11%†	4.95%†	(2.71)%†	3.00%†	14.60	%†
Ratios and Supplemental Data
Net Assets End of Period (000)	$18,510	$15,981	$15,203	$15,590	$13,278
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	1.53%	1.64%	1.68%	2.00%	2.75	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.12%	1.44%	1.32%	1.29%	1.98	%*
Portfolio Turnover Rate	41%	17%	24%	38%	27	%**

Amounts designated as “—” are $0

1	For the period from December 26, 2012 through October 31, 2013.
2	Amount less than $0.01 per share.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized.
**	Not annualized.

Westwood Emerging Markets Fund Institutional Shares

(commenced operations on December 26, 2012)

	Selected Per Shares Data & Ratios for a Share Outstanding Throughout the Year or Period Ended
	October 31, 2017		October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013[1]
Net Asset Value Beginning of Period	$8.75		$7.72	$9.44	$9.31	$10.00
Income (Loss) From Operations:
Net Investment Income^^	0.10		0.11	0.12	0.13	0.15
Net Realized and Unrealized Gains (Loss) on Investments	1.01		1.00	(1.72)	0.09	(0.84)
Total from Operations	1.11		1.11	(1.60)	0.22	(0.69)
Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.08)	(0.12)	(0.09)	—
Total Dividends and Distributions	(0.09)		(0.08)	(0.12)	(0.09)	—
Net Asset Value End of Period	$9.77		$8.75	$7.72	$9.44	$9.31
Total Return††	12.89	%†	14.61%†	(17.09)%†	2.43%†	(6.90	)%†
Ratios and Supplemental Data
Net Assets End of Period (000)	$349,628		$214,725	$230,966	$49,954	$48,266
Ratio of Expenses to Average Net Assets	1.20	%(a)	1.20%	1.20%	1.20%	1.20	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	1.18%		1.27%	1.29%	1.86%	2.08	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.07%		1.36%	1.36%	1.46%	1.87	%*
Portfolio Turnover Rate	25%		47%	45%	28%	43	%**

Amounts designated as “—” are $0

1	For the period from December 26, 2012 through October 31, 2013.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized.
**	Not annualized.
(a)	Ratio includes previously waived investment advisory fees recovered.

Westwood Short Duration High Yield Fund Institutional Shares

Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period Ended
	October 31, 2017	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013
Net Asset Value Beginning of Period	$9.31	$9.30	$9.90	$10.13	$10.08
Income from Investment Operations:
Net Investment Income^^	0.42	0.40	0.42	0.42	0.49
Net Realized and Unrealized Gains (Loss) on Investments	0.06	0.03	(0.60)	(0.22)	0.04
Total from Operations	0.48	0.43	(0.18)	0.20	0.53
Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.42)	(0.42)	(0.42)	(0.48)
Distributions from Realized Net Gains	—	—	—	(0.01)	—
Return of Capital	—	—	—	— [1]	—
Total Dividends and Distributions	(0.42)	(0.42)	(0.42)	(0.43)	(0.48)
Net Asset Value End of Period	$9.37	$9.31	$9.30	$9.90	$10.13
Total Return††	5.27%†	4.75%†	(1.83)%†	2.01%†	5.40%†
Ratios and Supplemental Data
Net Assets End of Period (000)	$77,595	$70,368	$130,775	$184,609	$102,957
Ratio of Expenses to Average Net Assets	0.80%	0.84%	0.90%	0.90%	0.90%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	1.01%	1.05%	0.94%	0.93%	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.51%	4.39%	4.35%	4.17%	4.86%
Portfolio Turnover Rate	71%	54%	44%	36%	49%

[1]	Amount less than $0.01 per share.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized.
**	Not annualized.

Westwood Opportunistic High Yield Fund Institutional Shares

(commenced operations on December 29, 2014)

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period Ended
	October 31, 2017	October 31, 2016	October 31, 2015[1]
Net Asset Value Beginning of Period	$9.73	$9.62	$10.00
Income from Investment Operations:
Net Investment Income^^	0.59	0.58	0.39
Net Realized and Unrealized Gains (Loss) on Investments	0.22	0.10	(0.44)
Total from Operations	0.81	0.68	(0.05)
Dividends and Distributions:
Dividends from Net Investment Income	(0.63)	(0.57)	(0.33)
Total Dividends and Distributions	(0.63)	(0.57)	(0.33)
Net Asset Value End of Period	$9.91	$9.73	$9.62
Total Return††	8.57%†	7.46%†	(0.55	)%†
Ratios and Supplemental Data
Net Assets End of Period (000)	$550	$464	$273
Ratio of Expenses to Average Net Assets	0.70%	0.70%	0.65	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	5.28%	5.11%	5.97	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	5.97%	6.17%	4.71	%*
Portfolio Turnover Rate	67%	60%	37	%**

1	For the period from December 29, 2014 through October 31, 2015.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized.
**	Not annualized.

Westwood Market Neutral Income Fund Institutional Shares

(commenced operations on May 1, 2015)

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period Ended
	October 31, 2017		October 31, 2016		October 31, 2015(a)
Net Asset Value Beginning of Period	$10.01		$10.11		$10.00
Income from Investment Operations:
Net Investment Income^^	0.17		0.22		0.09
Net Realized and Unrealized Gains (Loss) on Investments	0.05		0.13		0.05
Total from Operations	0.22		0.35		0.14
Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.21)		(0.03)
Distributions from Realized Net Gains	(0.02)		(0.24)		—
Total Dividends and Distributions	(0.11)		(0.45)		(0.03)
Net Asset Value End of Period	$10.12		$10.01		$10.11
Total Return††	2.16	%†	3.62	%†	1.38	%†
Ratios and Supplemental Data
Net Assets End of Period (000)	$7,490		$2,392		$3,291
Ratio of Expenses to Average Net Assets	1.37	%(3)	1.27	%(2)	1.35	%*(1)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	2.15%		3.27%		4.22	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.69%		2.22%		1.83	%*
Portfolio Turnover Rate	80%		99%		22	%**

Amounts designated as “—” are $0.

(a)	For the period from May 1, 2015 through October 31, 2015.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized.
**	Not annualized.
(1)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.12% for Institutional Class.
(2)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.16% for Institutional Class.
(3)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.18% for Institutional Class.

Westwood Strategic Convertibles Fund Institutional Shares

(commenced operations on May 1, 2015)

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period Ended
	October 31, 2017	October 31, 2016	October 31, 2015[1]
Net Asset Value Beginning of Period	$9.62	$9.78	$10.00
Income from Investment Operations:
Net Investment Income^^	0.04	0.08	0.05
Net Realized and Unrealized Gains (Loss) on Investments	0.87	(0.18)	(0.27)
Total from Operations	0.91	(0.10)	(0.22)
Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.06)	—
Total Dividends and Distributions	(0.11)	(0.06)	—
Net Asset Value End of Period	$10.42	$9.62	$9.78
Total Return††	9.53%†	(1.04)%†	(2.20	)%†
Ratios and Supplemental Data
Net Assets End of Period (000)	$6,625	$6,235	$5,669
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	2.30%	2.48%	3.02	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42%	0.80%	1.11	%*
Portfolio Turnover Rate	125%	118%	78	%**

Amounts designated as “—” are $0.

1	For the period from May 1, 2015 through October 31, 2015.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized.
**	Not annualized.

The Advisors’ Inner Circle Fund

WESTWOOD FUNDS

Investment Adviser

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser (Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund)

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, Connecticut 06830

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about the Westwood Funds and The Advisors’ Inner Circle Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-877-FUND-WHG (1-877-386-3944)

By Mail:	Westwood Funds P.O. Box 219009 Kansas City, MO 64121-9009

By Internet:	www.westwoodfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Advisors’ Inner Circle Fund’s Investment Company Act registration number is 811-06400.

WHG-PS-001-1300

 The Advisors’ Inner Circle Fund

Prospectus

March 1, 2018

Westwood Opportunistic High Yield Fund

Ticker Symbol: WHYUX

Westwood Market Neutral Income Fund

Ticker Symbol: WMNUX

Ultra Shares

Investment Adviser:

Westwood Management Corp.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus.
Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

i

Westwood Opportunistic High Yield Fund

Fund Investment Objective

The investment objective of the Westwood Opportunistic High Yield Fund (the “Fund”) is to seek to maximize total return through a high level of current income and capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Ultra Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Ultra Shares
Management Fees	0.55%
Other Expenses	4.44%
Total Annual Fund Operating Expenses	4.99%
Less Fee Reductions and/or Expense Reimbursements[1]	(4.39)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.60%

[1]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Ultra Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.60% of the Fund’s Ultra Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2019.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$1,103	$2,146	$4,752

 1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. For purposes of the 80% policy, high yield securities include “junk bonds” (bonds rated BB+/Ba1, or below, at the time of purchase by the Fund, or bonds that are unrated but judged to be of comparable quality by SKY Harbor Capital Management, LLC (the “Sub-Adviser”)), as well as senior secured, second lien or other subordinated or unsecured fixed or floating rate bank loans (through both assignments and participations). The Fund will principally invest in U.S. dollar denominated securities of both U.S. and non-U.S. companies, including emerging market companies. From time to time, the Fund may focus its investments in a particular geographic region, such as Europe.

The Fund does not normally invest in or continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market conditions. The Fund may, however, invest in securities whose ratings imply an imminent risk of default with respect to such payments.

The Fund may also invest in other fixed income securities (including investment-grade corporate bonds, U.S. government bonds, zero coupon bonds, and mortgage-backed and asset-backed securities), equity securities (including common and preferred stock, convertible securities, and warrants), and other investment companies (including exchange-traded funds (“ETFs”)). The Fund may invest in fixed income securities with any maturity or duration and may invest in equity securities with any market capitalization. In addition, the Fund may invest in derivative instruments, principally futures and swaps (including credit default swaps and credit default swap indexes) to gain exposure to certain securities, markets or asset classes, to hedge positions within the Fund’s portfolio, or to otherwise enhance the Fund’s return.

In selecting securities for the Fund’s portfolio, the Sub-Adviser seeks issuers that it believes exhibit attractive characteristics including, but not limited to: stable businesses with projectable cash flows; positive year-over-year cash flow comparisons supported by stable industry conditions; generation of cash in excess of corporate and financial obligations; and management intentions for use of cash flows favorable to debt holders. In making investment decisions, the Sub-Adviser utilizes an investment process that is based on fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools.

The Sub-Adviser employs an established selling discipline and may generally sell a security for one of three non-exclusive reasons: (i) there is a negative change in the Sub-Adviser’s fundamental assessment of a security; (ii) the security becomes overvalued relative to other opportunities; or (iii) the Sub-Adviser is shifting the portfolio from one sector or risk segment to another.

 2

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

High Yield Bond Risk – High yield bonds (often called “junk bonds”) are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Bank Loans Risk – Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

U.S. Government Securities Risk – The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Zero Coupon Bonds Risk – The value of zero coupon bonds is subject to greater fluctuation in response to changes in market interest rates than the value of bonds which make regular payments of interest. Even though zero coupon bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Mortgage-Backed Securities Risk – Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

 3

Asset-Backed Securities Risk – Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Credit Risk – The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Interest Rate Risk – As with most funds that invest in fixed income securities, changes in interest rates could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities and lower credit qualities) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Foreign Company Risk – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Emerging Market Company Risk – Investments in emerging market companies are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign companies. Unlike more established markets, emerging markets may have governments that are less stable and economies that are less developed. Furthermore, future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Regional Focus Risk – To the extent that it focuses its investments in a particular geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

 4

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

Risks of Investing in Other Investment Companies – To the extent the Fund invests in other investment companies, such as ETFs, and other open-end funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium to their net asset value. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Derivatives Risk – The Fund’s use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described below. The Fund’s use of swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

 5

Valuation Risk – A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade securities accurately.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Ultra Shares of the Fund by showing changes in the Fund’s Ultra Shares’ performance from year to year and by showing how the Fund’s Ultra Shares’ average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2015	(4.86)%
2016	14.80%
2017	7.12%

Best Quarter	Worst Quarter
5.35%	(3.91)%
(09/30/2016)	(09/30/2015)

Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Ultra Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

 6

Westwood Opportunistic High Yield Fund – ultra	1 Year	Since Inception (12/29/14)
Fund Returns Before Taxes	7.12%	5.33%
Fund Returns After Taxes on Distributions	3.89%	2.60%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	3.99%	2.79%
ICE BofA Merrill Lynch U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)	7.48%	6.37%

For information about related performance, please see the “Fund Related Performance Data” section of the Prospectus.

Investment Advisers

Westwood Management Corp. serves as investment adviser to the Fund. SKY Harbor Capital Management, LLC serves as investment sub-adviser to the Fund.

Portfolio Managers

Ms. Hannah Strasser, CFA, Lead Portfolio Manager, Managing Director and co-founder of the Sub-Adviser, has managed the Fund since its inception in 2014.

Mr. Ryan Carrington, CFA, Senior Portfolio Manager, has managed the Fund since its inception in 2014.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 15 of the Prospectus.

 7

Westwood Market Neutral Income Fund

Fund Investment Objective

The investment objective of the Westwood Market Neutral Income Fund (the “Fund”) is to seek to generate positive total returns in all market conditions through a combination of current income and capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold Ultra Shares of the Fund.

Shareholder Fees (fees paid directly from your investments)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ultra Shares
Management Fees		0.85%
Other Expenses		1.11%
Dividend and Interest Expenses on Securities Sold Short	0.19%
Other Operating Expenses	0.92%
Acquired Fund Fees and Expenses		0.02%
Total Annual Fund Operating Expenses[1]		1.98%
Less Fee Reductions and/or Expense Reimbursements[2]		(0.72)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[1]		1.26%

[1]	The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.
[2]	Westwood Management Corp. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses for Ultra Shares (excluding interest, taxes, brokerage commissions, Dividend and Interest Expenses on Securities Sold Short, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.05% of the Fund’s Ultra Shares’ average daily net assets until February 28, 2019. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2019.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$552	$1,001	$2,248

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a market neutral investment strategy, which means that the Fund seeks to earn a positive return in all market conditions, by maintaining a portfolio that is designed to have low volatility and low correlations with the general stock and bond markets.

In seeking to achieve its goals, the Fund invests primarily in income producing convertible securities. Convertible securities include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may also invest in equity securities and non-convertible fixed income securities, and may invest in securities of any market capitalization, maturity, duration or credit quality, including securities rated below investment grade or, if unrated, deemed by the Adviser to be of comparable quality (“junk bonds”). The Fund may invest in foreign companies in both developed and emerging markets, and will generally have exposure to the United States, Europe and Asia.

The Fund seeks to exploit certain arbitrage opportunities by, for example, selling common stocks or bonds short against positions in which the Fund has invested in convertible securities, or establishing short positions in convertible securities with long positions in the corresponding common stock or bond. When the Fund sells a security short, it is selling a security it does not own. The Fund may invest in derivative instruments, such as futures contracts, forward contracts, options and swaps (including credit default swaps) to seek to hedge risks such as issuer, equity market, credit, interest rate and foreign currency risks, or enhance the returns of the Fund. The Fund may also seek to generate income from option premiums by writing (selling) call and put options on individual securities, broad-based securities indexes or exchange-traded funds (“ETFs”).

The Adviser seeks to identify undervalued convertible securities by utilizing quantitative tools and fundamental research to assess a security’s income characteristics, liquidity, credit quality, volatility and equity value. The Adviser seeks to invest in companies with strong business models, quality management, and favorable financial conditions. The Adviser will consider selling a convertible security when it believes that the security is no longer undervalued, or there are unfavorable changes in the fundamentals of the underlying company or the structure of the convertible security. The Fund may buy and sell securities frequently, which could result in a high portfolio turnover rate.

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When the Adviser believes that market conditions are unfavorable for profitable investing, or is otherwise unable to locate attractive investment opportunities, it may increase the Fund’s investments in cash or money market instruments to protect the Fund’s assets and maintain liquidity. When the Fund’s investments in cash or money market instruments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity and fixed income securities.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Convertible Securities Risk – The value of a convertible security in which the Fund invests is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Fixed Income Risk – Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds.” Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

High Yield Bond Risk – The Fund may invest in high yield bonds (often called “junk bonds”), which are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

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Preferred Stock Risk – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Warrants Risk – Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

Foreign Securities Risk – Investing in foreign securities poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Foreign Currency Risk – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Regional Focus Risk – To the extent that it focuses its investments in a particular geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

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Short Sale Risk – A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share price. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

Derivatives Risk – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described below. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based or the ETF’s other holdings and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Money Market Instruments Risk – The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund's sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

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Market Neutral Strategy Risk – The Fund’s market neutral strategy may cause the Fund to underperform compared to equity or fixed income markets or other mutual funds that do not utilize a market neutral strategy. For example, in rising markets, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform or sustain losses. Periodic underperformance is to be expected and is a result of the Fund’s overall hedging techniques employed for the market neutral strategy. Additionally, there is a risk that the Adviser will be unable to construct a portfolio that limits the Fund’s exposure to market movements, and as a result, the Fund’s performance may reflect general market movements.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in Ultra Shares of the Fund by showing changes in the Fund’s Ultra Shares’ performance from year to year and by showing how the Fund’s Ultra Shares’ average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.westwoodfunds.com or by calling 1-877-FUND-WHG (1-877-386-3944).

2016	5.36%
2017	0.72%

Best Quarter	Worst Quarter
3.52%	(1.42)%
(06/30/2016)	(12/31/2017)

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Average Annual Total Returns for Periods Ended December 31, 2017

This table compares the Fund’s Ultra Shares’ average annual total returns for the periods ended December 31, 2017 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Westwood MARKET NEUTRAL INCOME FUND – ULTRA	1 Year	Since Inception (5/1/15)
Fund Returns Before Taxes	0.72%	2.28%
Fund Returns After Taxes on Distributions	0.45%	1.25%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	0.41%	1.29%
Citigroup 1-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.80%	0.38%

For information about related performance, please see the “Related Performance Data of the Adviser” section of the Prospectus.

Investment Adviser

Westwood Management Corp.

Portfolio Managers

Mr. David Clott, CFA, Senior Vice President, has managed the Fund since its inception in 2015.

Mr. Shawn Mato, CFA, Senior Vice President, has managed the Fund since its inception in 2015.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 15 of the Prospectus.

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Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

To purchase shares of a Fund for the first time, you must invest at least $250,000. There is no minimum for subsequent investments.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Funds directly by mail at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by a Fund.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information about Risk

Investing in each Fund involves risk and there is no guarantee that each Fund will achieve its goals. The Adviser’s and the Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser or Sub-Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Risk – Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, interests in master limited partnerships (“MLPs”) and royalty trusts, shares of real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Fixed Income Risk – The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity, and during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. Current market conditions may pose heightened risks for the Funds. While interest rates in the U.S. are at, or near, historic lows, recent changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will rise in the near future. A rise in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact a Fund’s liquidity or force a Fund to sell securities into a declining or illiquid market.

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In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

High Yield (“Junk”) Bond Risk – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Convertible Securities Risk – Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Foreign/Emerging Market Securities Risk – Investments in securities of foreign companies (including direct investments as well as investments through ADRs and GDRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

European Economic Risk. The Economic and Monetary Union (the “EMU”) of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates and debt levels, as well as fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have historically experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries.

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Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU. The referendum may introduce significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, may also create instability and uncertainty in the region.

The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and adversely affect the value of the Funds.

Asian Economic Risk. Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Other Asian economies, however, have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Many Asian countries are subject to political risk, including political instability, corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of a Fund’s investments.

Foreign Currency Risk – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Bank Loans Risk – Bank loans are arranged through private negotiations between a company and one or more financial institutions (lenders). Investments in bank loans are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. This means bank loans are subject to greater credit risks than other investments, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. Bank loans made in connection with highly leveraged transactions, including operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing, are subject to greater credit risks than other types of bank loans. In addition, it may be difficult to obtain reliable information about and value any bank loan.

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A Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations.

Bank loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Mortgage-Backed and Asset-Backed Securities Risk – Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Short Sales Risk – Short sales are transactions in which a Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

 19

In addition, a Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when a Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. Furthermore, a Fund may be required to pay a premium or interest to the lender of the security. The forgoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. A Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

Derivatives Risk – A Fund’s use of futures contracts, forward contracts, options and swaps is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify a Fund’s gains or losses. There are various factors that affect a Fund’s ability to achieve its investment objective(s) with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent a Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to a Fund. Derivatives are often more volatile than other investments and a Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Such lack of correlation may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. For example, futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous.

 20

Forward Contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

Options. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying instrument rather than only the premium payment received (which could result in a potentially unlimited loss). If a Fund writes a “covered” call option (i.e., a call option on a security in which the Fund holds a long position), the Fund may not participate fully in a rise in market value of the underlying security. Over-the-counter options also involve counterparty risk.

Swaps. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk and valuation risk. Swaps may also be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund may also invest in credit default swap indexes, which are designed to track representative segments of the credit default swap market and provide investors with exposure to specific baskets of issuers. Credit default swaps and credit default swap indexes are subject to the general risks of swaps described above.

More Information about Fund Investments

The investment objective of the Westwood Opportunistic High Yield Fund is to seek to maximize total return through a high level of current income and capital appreciation. The investment objective of the Westwood Market Neutral Income Fund is to seek to generate positive total returns in all market conditions through a combination of current income and capital appreciation. The investment objective of each Fund may be changed without shareholder approval, upon 60 days’ prior written notice to shareholders.

The investments and strategies described in this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective(s). If a Fund invests in this manner, it may not achieve its investment objective(s). The Funds will only do so if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for capital appreciation or current income.

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This Prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this Prospectus. In addition to the securities and other investments and strategies described in this Prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Funds’ Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI see the back cover of this Prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

Information about Portfolio Holdings

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. Within 10 days of the end of each calendar quarter, the Westwood Opportunistic High Yield Fund will post its top 10 holdings and the Westwood Market Neutral Income Fund will post its complete portfolio holdings on the internet at www.westwoodfunds.com. This information will generally remain available until it is replaced by new portfolio holdings information as described above. The Adviser may exclude any portion of a Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund.

Investment Adviser

Westwood Management Corp., a New York corporation formed in 1983, serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2017, the Adviser had approximately $21 billion in assets under management.

The Adviser makes investment decisions for the Westwood Market Neutral Income Fund and continuously reviews, supervises and administers each Fund’s investment program. In addition, the Adviser oversees the Sub-Adviser (as defined below) to ensure its compliance with the investment policies and guidelines of the Westwood Opportunistic High Yield Fund, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Westwood Opportunistic High Yield Fund. The Board supervises the Adviser and Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, as set forth in the table below. The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Ultra Shares of each Fund in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the amounts listed in the table below, as a percentage of the average daily net assets of each Fund, until February 28, 2019.

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	Management Fees	Expense Limit – Ultra Shares
Westwood Opportunistic High Yield Fund	0.55%	0.60%
Westwood Market Neutral Income Fund	0.85%	1.05%

In addition, the Adviser may receive from a Fund the difference between the Fund’s total annual Fund operating expenses (not including excluded expenses) and the Fund’s expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

For the fiscal year ended October 31, 2017, the Adviser received advisory fees (after fee reductions) as a percentage of the average daily net assets of each Fund as follows:

Westwood Opportunistic High Yield Fund	0%
Westwood Market Neutral Income Fund	0.11%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreements is available in the Funds’ Annual Report to Shareholders dated October 31, 2017, which covers the period from November 1, 2016 to October 31, 2017.

Investment Sub-Adviser

SKY Harbor Capital Management, LLC (the “Sub-Adviser”), a Delaware limited liability company established in 2011, serves as the sub-adviser to the Westwood Opportunistic High Yield Fund and is responsible for the day-to-day management of the Fund’s investments. The Sub-Adviser is a wholly-owned subsidiary of SKY Harbor Capital Holdings LLC, a Delaware limited liability company. The Sub-Adviser’s principal place of business is located at 20 Horseneck Lane, Greenwich, Connecticut 06830. As of December 31, 2017, the Sub-Adviser had approximately $5.68 billion in assets under management.

Portfolio Managers

The Westwood Opportunistic High Yield Fund is managed by Ms. Hannah Strasser, CFA, Managing Director and co-founder of the Sub-Adviser, and Mr. Ryan Carrington, CFA. The Sub-Adviser also manages institutional separate accounts. The investment process for the Fund is the same for similar accounts and is driven by fundamental analysis of issuers, markets, and general macro-economic conditions and supported by quantitative valuation and risk monitoring tools.

Ms. Hannah Strasser, CFA, Managing Director and co-founder of the Sub-Adviser, has served as lead portfolio manager for the Westwood Opportunistic High Yield Fund since its inception in 2014. Previously, Ms. Strasser was the Head of US Fixed Income and a senior portfolio manager at AXA Investment Managers. Ms. Strasser holds a B.A. from Amherst College and has the CFA professional designation. Ms. Strasser participates in the investment decision process. She has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Ms. Strasser has more than 35 years of investment experience.

Mr. Ryan Carrington, CFA, is a Senior Portfolio Manager for the Sub-Adviser and has served as portfolio manager for the Westwood Opportunistic High Yield Fund since its inception in 2014. He serves as backup portfolio manager for the Broad High Yield Market strategy. He was previously a senior investment analyst in high yield research at GE Asset Management covering the utility, media/cable and pipeline sectors. Mr. Carrington holds a BA from Brigham Young University and has the CFA professional designation. Mr. Carrington participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Carrington has more than 17 years of investment experience.

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The Westwood Market Neutral Income Fund is managed by a portfolio management team, and the members of the Fund’s portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds with similar strategies as the Westwood Market Neutral Income Fund. The investment process for the Fund is the same for similar accounts and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser’s investment strategies. Weekly research meetings provide a forum where the Adviser’s investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio management team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. Investment decisions are generally made by majority agreement of the portfolio management team. The Adviser has identified the following team members as those with the most significant responsibility for the Westwood Market Neutral Income Fund’s assets. This list does not include all members of the investment team.

Mr. David Clott, CFA, has served as Senior Vice President for the Adviser since October 2014, and leads the Adviser’s Global Convertible Securities Team. Prior to joining the Adviser, he managed both the long only and absolute return global convertible securities strategies at Aviva Investors for 15 years and co-founded their convertibles funds in April 2002. Prior to 1999, Mr. Clott was a Portfolio Manager and Equity Analyst at HSB Group for one year, and an Equity Analyst and later a Convertible Securities Analyst at Phoenix Investment Partners for seven years. Mr. Clott has served on the portfolio team for the Westwood Market Neutral Income Fund since its inception in 2015. Mr. Clott participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Clott has more than 26 years of investment experience.

Mr. Shawn Mato, CFA, has served as Senior Vice President for the Adviser since October 2014. Prior to joining the Adviser, he co-managed both the long only and absolute return global convertible securities strategies at Aviva Investors for 13 years. Prior to 2002, he was a Research Associate at Dresdner Kleinwort Wasserstein, a Financial Consultant at Deloitte and Touche LLP, and a US Government Bond Trader at Nomura Securities. Mr. Mato has served on the portfolio team for the Westwood Market Neutral Income Fund since its inception in 2015. Mr. Mato participates in the investment decision process. He has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Mr. Mato has more than 24 years of investment experience.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

 24

Fund Related Performance Data (Westwood Opportunistic High Yield Fund)

Sub-Adviser Comparable Account Composite

The following tables give the related performance of all separate accounts managed by the Sub-Adviser that have investment objectives, policies and strategies substantially similar to those of the Westwood Opportunistic High Yield Fund (the “Sub-Adviser Comparable Accounts”). The data does not represent the performance of the Fund. Performance is historical and does not represent the future performance of the Fund or of the Sub-Adviser.

The manner in which the performance was calculated for the composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The Sub-Adviser has prepared and presented the following in compliance with the Global Investment Performance Standards (GIPS®). The Sub-Adviser’s policies on valuing portfolios, calculating performance, and preparing GIPS® compliant performance presentations are available upon request.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. All returns reflect the payment of brokerage commissions, execution costs, withholding taxes, sales loads and account fees, if any, paid by the Sub-Adviser Comparable Accounts included in the composite, without taking into account federal or state income taxes. “Net of fees” returns also reflect the payment of actual investment management fees. All fees and expenses, except certain custodial fees, were included in the calculations.

Because of variation in fee levels, the “net of fees” composite returns may not be reflective of performance in any one particular Sub-Adviser Comparable Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the composite (net of fees) reflects the Sub-Adviser Comparable Accounts’ applicable portfolio fees and expenses; however, the Fund’s fees and expenses are generally expected to be higher than those of the composite. If the Fund’s fees and expenses had been imposed on the composite, the performance shown below would have been lower. The Sub-Adviser Comparable Accounts that are included in the composite are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Sub-Adviser Comparable Accounts in the composite were subject to the same federal securities and tax laws as the Fund.

The investment results for the composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

The FOLLOWING data does not represent the performance of the Fund.

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Performance Information for the Sub-Adviser Comparable Account Composite1

Calendar Year Total Pre-Tax Returns
Year	Total Pre-Tax Return (Gross of Fees)	Total Pre-Tax Return (Net of Fees)	ICE BofA Merrill Lynch U.S. High Yield Index[2]	Number of Accounts	Total Assets at End of Period ($ millions)
2017	7.79%	7.27%	7.48%	7	$1,266.16
2016	15.65%	15.09%	17.49%	6	954.18
2015	-3.54%	-4.06%	-4.64%	6	973.58
2014	1.51%	0.98%	2.50%	4	703.20
2013	9.47%	8.95%	7.42%	5	641.48
2012	14.96%	14.53%	15.58%	9	333.69
2011[3]	5.86%	5.75%	6.18%	2	53.16

Average Annual Total Pre-Tax Returns (as of 12/31/17)
	Sub-Adviser Comparable Account Composite Returns
Time Period	Gross of Fees	Net of Fees	ICE BofA Merrill Lynch U.S. High Yield Index[2]
1 Year	7.79%	7.27%	7.48%
5 Years	5.97%	5.44%	5.80%
Since Inception[3]	8.08%	7.56%	8.10%

[1]	The composite performance information is calculated in and expressed in United States dollars.
[2]	The ICE BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Among other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million.
[3]	The inception date of the composite is September 30, 2011.

Prior Adviser Comparable Account Composite

Hannah Strasser (the “Portfolio Manager”) serves as lead portfolio manager for the Westwood Opportunistic High Yield Fund and is primarily responsible for the day-to-day management of the Fund. While at prior firms unaffiliated with the Sub-Adviser, the Portfolio Manager was primarily responsible for the day-to-day management of certain accounts with investment objectives, policies and strategies substantially similar to those of the Fund (the “Prior Adviser Comparable Accounts”) from December 1, 1998 until May 31, 2011 (the “Relevant Period”). During the Relevant Period, the Portfolio Manager exercised final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Prior Adviser Comparable Accounts, and the Portfolio Manager exercises the same level of authority and discretion in managing the Fund. During the Relevant Period, the Portfolio Manager also managed other accounts with investment objectives, policies and strategies substantially similar to those of the Fund. Performance results for these other accounts have not been provided due to lack of supporting records. However, the composite performance of these other accounts is not materially different than the composite performance of the Prior Adviser Comparable Accounts.

 26

The following tables give the related performance of the Prior Adviser Comparable Accounts. The data does not represent the performance of the Fund. The performance should also not be viewed as that of the Sub-Adviser or an indication of how the Sub-Adviser would have performed in the past. Performance is historical and does not represent the future performance of the Fund, the Sub-Adviser or the Portfolio Manager.

The manner in which the performance was calculated for the composite differs from that of registered mutual funds such as the Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. The following has been prepared and presented in compliance with the Global Investment Performance Standards (GIPS®).

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. Investment transactions are accounted for on a trade date basis. All returns reflect the payment of brokerage commissions, execution costs, withholding taxes, sales loads and account fees, if any, paid by the Prior Adviser Comparable Accounts included in the composite, without taking into account federal or state income taxes. “Net of fees” returns also reflect the payment of actual investment management fees. All fees and expenses, except certain custodial fees, were included in the calculations.

Because of variation in fee levels, the “net of fees” composite returns may not be reflective of performance in any one particular Prior Adviser Comparable Account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The performance of the composite (net of fees) reflects the Prior Adviser Comparable Accounts’ applicable portfolio fees and expenses; however, the Fund’s fees and expenses are generally expected to be higher than those of the composite. If the Fund’s fees and expenses had been imposed on the composite, the performance shown below would have been lower. The Prior Adviser Comparable Accounts that are included in the composite are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the federal securities and tax laws. Consequently, the performance results for the composite could have been adversely affected if the Prior Adviser Comparable Accounts in the composite were subject to the same federal securities and tax laws as the Fund.

The investment results for the composite presented below are not intended to predict or suggest the future returns of the Fund. The performance data shown below should not be considered a substitute for the Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

The FOLLOWING data does not represent the performance of the Fund.

 27

Performance Information for the Prior Adviser Comparable Account Composite1

Calendar Year Total Pre-Tax Returns
Year	Total Pre- Tax Return (Gross of Fees)	Total Pre- Tax Return (Net of Fees)	ICE BofA Merrill Lynch U.S. High Yield Index[2]	Composite 3-Year Standard Deviation	Index 3-Year Standard Deviation	Number of Accounts	Total Assets at End of Period ($ millions)
2011[3]	6.13%	5.81%	6.00%	11.72%	16.71%	3	2,952.52
2010	15.43%	14.59%	15.19%	11.86%	16.92%	3	1,834.83
2009	48.59%	47.53%	57.51%	11.56%	16.78%	3	420.48
2008	-15.88%	-16.51%	-26.39%	8.84%	13.31%	3	163.55
2007	5.04%	4.26%	2.15%	3.51%	4.48%	3	101.01
2006	8.54%	7.74%	11.77%	3.17%	3.81%	3	48.74
2005	3.17%	2.40%	2.74%	3.59%	5.39%	2	25.42
2004	9.40%	8.59%	10.87%	3.72%	8.36%	2	29.63
2003	16.85%	15.99%	28.15%	5.62%	10.48%	2	20.48
2002	6.26%	5.47%	-1.89%	5.69%	10.15%	2	12.54
2001	5.02%	4.24%	4.48%	5.31%	7.82%	2	12.80
2000	3.44%	2.67%	-5.12%	N/A	N/A	2	10.92
1999	3.08%	2.31%	2.51%	N/A	N/A	2	9.94
1998[4]	0.27%	0.21%	-0.18%	N/A	N/A	2	8.99

Average Annual Total Pre-Tax Returns (as of 5/31/11)
	Prior Adviser Comparable Account Composite Returns
Time Period	Gross of Fees	Net of Fees	ICE BofA Merrill Lynch U.S. High Yield Index[2]
1 Year	18.35%	17.49%	18.09%
5 Years	11.11%	10.29%	9.33%
10 Years	9.26%	8.45%	8.58%
Since Inception[4]	8.42%	7.62%	7.07%

[1]	The composite performance information is calculated in and expressed in United States dollars.
[2]	The ICE BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Among other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million.
[3]	The termination date of the composite is May 31, 2011.
[4]	The inception date of the composite is December 1, 1998.

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Related Performance Data of the Adviser (Westwood Market Neutral Income Fund)

The following tables give the related performance of fee-paying separate accounts, referred to as a “Composite,” managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Westwood Market Neutral Income Fund. The Composite does not reflect all of the firm’s assets under management. Complete lists and descriptions of the firm’s composites are available upon request. The data does not represent the performance of the Westwood Market Neutral Income Fund. Moreover, the performance shown does not represent the future performance of the Westwood Market Neutral Income Fund or of the Adviser.

David Clott, CFA and Shawn Mato, CFA (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Westwood Market Neutral Income Fund and the Composite. For periods prior to October 1, 2014, the Composite includes the performance of an account managed by the Portfolio Managers while employed by a firm unaffiliated with the Adviser (the “Prior Adviser Comparable Account”). The Portfolio Managers exercised final decision-making authority over all material aspects concerning the investment objective, policies, strategies, and security selection decisions of the Prior Adviser Comparable Account, and exercise the same level of authority and discretion in managing the Westwood Market Neutral Income Fund and the Composite. While at the prior firm, the Portfolio Managers managed no other accounts with investment objectives, policies and strategies substantially similar to those of the Westwood Market Neutral Income Fund and the Composite.

The manner in which the performance was calculated for the Composite differs from that of registered mutual funds such as the Westwood Market Neutral Income Fund. If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. All returns reflect the payment of investment management fees, brokerage commissions, execution costs, sales loads and account fees paid by the accounts included in the Composite, without taking into account federal or state income taxes. Custodial fees, if any, were not included in the calculations. Securities are valued as of trade-date.

The currency used to express performance in the Composite is U.S. dollars. Because of variation in fee levels, the Composite returns may not be reflective of performance in any one particular account. Therefore, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund.

The Westwood Market Neutral Income Fund’s fees and expenses are generally expected to be higher than those of the accounts included in the Composite. If the Westwood Market Neutral Income Fund’s fees and expenses had been imposed on the accounts included in the Composite, the performance shown below would have been lower. The accounts that are included in the Composite are also not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed by the federal securities and tax laws. Consequently, the performance results for the Composite could have been adversely affected if the accounts in the Composite were subject to the same federal securities and tax laws as the Westwood Market Neutral Income Fund.

The investment results for the Composite presented below are not intended to predict or suggest the future returns of the Westwood Market Neutral Income Fund. The performance data shown below should not be considered a substitute for the Westwood Market Neutral Income Fund’s own performance information. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

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THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND.

Performance Information for the Adviser’s Market Neutral Income Strategy Composite1

Calendar Year Total Pre-Tax Returns
Year	Total Pre-Tax Return (Net of Fees)	Citigroup 1-Month U.S. Treasury Bill Index[2]	Number of Portfolios	Total Assets at End of Period ($ millions)
2017	0.73%	0.80%	2	$706.3
2016	6.67%	0.21%	2	$224.5
2015	1.85%	0.02%	2	$308.3
2014	-0.51%	0.02%	1	$406.5
2013	6.04%	0.03%	1	$413.3
2012	12.42%	0.05%	1	$250.6
2011	-3.01%	0.05%	1	$272.7
2010	7.25%	0.12%	1	$179.2

Average Annual Total Pre-Tax Returns (since inception through 12/31/2017)
Time Period	Composite Returns (Net of Fees)	Citigroup 1-Month U.S. Treasury Bill Index[2]
1 Year	0.73%	0.80%
5 Years	2.92%	0.22%
Since Inception[3]	3.82%	0.16%

[1]	Composite returns are calculated on a monthly basis and only accounts that are included in the Composite for the entire month are included in the calculations. Westwood claims compliance with GIPS® and has prepared and presented this report in compliance with the GIPS® standards. Westwood has been independently verified for the periods from January 1, 1995 through December 31, 2016. Verification assesses whether (1) the firm has complied with all the composite construction requirements of the GIPS® standards on a firm-wide basis and (2) the firm’s policies and procedures are designed to calculate and present performance in compliance with the GIPS® standards. The Market Neutral Income Strategy Composite has been examined for the period from January 1, 2015 through December 31, 2016. The verification and performance examination reports are available upon request.
[2]	The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month.
[3]	Inception date of the Composite is January 1, 2010.

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Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Ultra Shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Purchase Fund Shares

You will ordinarily submit your purchase orders through your securities broker or other financial intermediary through which you opened your shareholder account. To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 1-877-FUND-WHG (1-877-386-3944) or log on to the Funds’ website at www.westwoodfunds.com.

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Funds reserve the right to reject any specific purchase order for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address

Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

Westwood Funds

c/o DST Systems, Inc.

430 W. 7th Street

Kansas City, MO 64105

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The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 1-877-FUND-WHG (1-877-386-3944) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number).

Wiring Instructions

UMB Bank, N.A.

ABA#: 101000695

Westwood Funds

DDA# 9871063178

Ref: Fund name/account name/share class/account number

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed. Each Fund’s price per share will be the next determined NAV per share after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Funds were provided a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Funds reserve the right to calculate NAV as of the earlier closing time. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of the Funds through accounts with financial intermediaries such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Funds), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Funds prior to the time each Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Funds on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Funds after the time NAV is calculated for a particular day will receive the following day’s NAV.

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Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s next computed NAV after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Funds. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact the financial intermediary directly.

How the Funds Calculate NAV

The NAV of each Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or a Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. A Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

There may be limited circumstances in which the Funds would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Funds calculated their NAV.

With respect to any non-U.S. securities held by the Funds, the Funds may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Funds may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Funds price their shares, the value the Funds assign to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Funds may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information as related to the securities.

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When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

Purchases In Kind

Subject to the approval of a Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

You can open an account with a Fund with a minimum initial investment of $250,000. There is no minimum for subsequent investments. Each Fund may accept initial investments of smaller amounts in its sole discretion.

By Automatic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the Funds. These purchases can be made monthly, quarterly, semi-annually and annually in amounts of at least $25 per Fund. To cancel or change a plan, write to the Funds at: Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Fund Codes

The reference information listed below will be helpful to you when you contact the Funds to purchase or exchange Ultra Shares, check a Fund’s daily NAV or obtain additional information.

Fund Name	Ticker Symbol	CUSIP	Fund Code
Westwood Opportunistic High Yield Fund	WHYUX	00769G253	3988
Westwood Market Neutral Income Fund	WMNUX	00769G212	3991

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How to Sell Your Fund Shares

If you own your shares directly, you may redeem your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-877-FUND-WHG (1-877-386-3944).

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your sales proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Funds must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before they grant a redemption request, the Funds may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-877-386-3944 for more information.

The sale price will be the NAV per share next determined after the Funds receive your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

•	The Fund name;
•	The share class;
•	The account number;
•	The dollar amount or number of shares you wish to redeem;
•	The account name(s); and
•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) in which their account is registered and must designate any special capacity in which they are registered.

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Regular Mail Address

Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

Express Mail Address

Westwood Funds

c/o DST Systems, Inc.

430 W. 7th Street

Kansas City, MO 64105

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Funds’ transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

You must first establish the telephone redemption privilege (and, if desired, the wire or ACH redemption privileges) by completing the appropriate sections of the account application. Call 1-877-FUND-WHG (1-877-386-3944) to redeem your shares. Based on your instructions, a Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $500,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Receiving Your Money

Normally, a Fund will send your sale proceeds within one Business Day after it receives your redemption request. A Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with a Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

A Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, a Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in kind (as described below). These methods may be used during both normal and stressed market conditions.

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Redemptions In Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $250,000 because of redemptions, you may be required to sell your shares. The Funds will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Funds reserve the right to waive the minimum account value requirement in their sole discretion. If your Westwood Market Neutral Income Fund shares are redeemed for this reason within 30 days of their purchase, the redemption fee will not be applied.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Fund Shares

At no charge, you may exchange between like share classes or different share classes of any Westwood Fund, where offered, by writing to or calling the Fund. Exchanges are subject to the eligibility requirements and the fees and expenses of the share class you exchange into, as set forth in the applicable prospectus. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses). An exchange between share classes of the same Fund is not a taxable event.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

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Payments to Financial Intermediaries

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Payments by the Funds

The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

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Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair values. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Westwood Market Neutral Income Fund invests in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this Prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

•	Shareholders are restricted from making more than 4 “round trips,” including exchanges, into or out of either Fund over any rolling 12 month period. If a shareholder exceeds this amount, the Funds and/or their service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a “round trip” as a purchase or exchange into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser or the Sub-Adviser reasonably believes would be harmful or disruptive to the Fund.

•	A redemption fee of 1.00% of the value of the shares sold will be imposed on shares of the Westwood Market Neutral Income Fund redeemed within 30 days or less after their date of purchase (subject to certain exceptions as discussed below in “Redemption Fees”).

•	Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser/Sub-Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

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The Funds and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Redemption Fee (Westwood Market Neutral Income Fund)

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Westwood Market Neutral Income Fund charges a 1.00% redemption fee on redemptions (including exchanges) of shares that have been held for less than 30 days. The redemption fee is deducted from the Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and systems limitations, intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund’s. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary’s customers.

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The Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

 41

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder's financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-877-FUND-WHG (1-877-386-3944).

Dividends and Distributions

Each Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. The following is a summary of the U.S. federal income tax consequences of investing in the Funds. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "Tax Act") makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies, such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions that are reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets). Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

 42

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012 and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the average basis method as the default cost basis method. The cost basis method elected by Fund shareholders (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder's tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

 43

This Prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this Prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

 44

Financial Highlights

The tables that follow present performance information about the Ultra Shares of the Funds. This information is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2017 Annual Report of the Funds, which is available upon request by calling the Funds at 1-877-386-3944.

 45

Westwood Opportunistic High Yield Fund Ultra Shares

(commenced operations on December 29, 2014)

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period Ended
	October 31, 2017	October 31, 2016	October 31, 2015[1]
Net Asset Value Beginning of Period	$9.72	$9.61	$10.00
Income from Investment Operations:
Net Investment Income^^	0.60	0.59	0.42
Net Realized and Unrealized Gains (Loss) on Investments	0.22	0.10	(0.48)
Total from Operations	0.82	0.69	(0.06)
Dividends and Distributions:
Dividends from Net Investment Income	(0.64)	(0.58)	(0.33)
Total Dividends and Distributions	(0.64)	(0.58)	(0.33)
Net Asset Value End of Period	$9.90	$9.72	$9.61
Total Return††	8.69%†	7.56%†	(0.61	)%†
Ratios and Supplemental Data
Net Assets End of Period (000)	$2,377	$3,992	$3,572
Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.60	%*
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	4.99%	4.95%	6.23	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	6.10%	6.27%	5.02	%*
Portfolio Turnover Rate	67%	60%	37	%**

1	For the period from December 29, 2014 to October 31, 2015.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized.
**	Not annualized.

 46

Westwood Market Neutral Income Fund Ultra Shares

(commenced operations on May 1, 2015)

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period Ended
	October 31, 2017		October 31, 2016		October 31, 2015(a)
Net Asset Value Beginning of Period	$10.01		$10.11		$10.00
Income from Investment Operations:
Net Investment Income (Loss)^^	0.19		0.22		0.09
Net Realized and Unrealized Gains (Loss) on Investments	0.04		0.14		0.05
Total from Operations	0.23		0.36		0.14
Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.22)		(0.03)
Distributions from Realized Net Gains	(0.02)		(0.24)		—
Total Dividends and Distributions	(0.11)		(0.46)		(0.03)
Net Asset Value End of Period	$10.13		$10.01		$10.11
Total Return††	2.31	%†	3.73	%†	1.40	%†
Ratios and Supplemental Data
Net Assets End of Period (000)	$23,465		$4,093		$3,943
Ratio of Expenses to Average Net Assets	1.24	%(1)	1.16	%(1)	1.28	%*(1)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Recaptured Fees)	1.96%		3.17%		4.26	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.87%		2.28%		1.73	%*
Portfolio Turnover Rate	80%		99%		22	%**

(a)	For the period from May 1, 2015 to October 31, 2015.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
*	Annualized.
**	Not annualized.
(1)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.05% for Ultra Class.

 47

The Advisors’ Inner Circle Fund

WESTWOOD FUNDS

Investment Adviser

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser (Westwood Opportunistic High Yield Fund)

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, Connecticut 06830

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2018, as it may be amended from time to time, includes detailed information about the Westwood Funds and The Advisors’ Inner Circle Fund. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports: These reports list the Funds’ holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	1-877-FUND-WHG (1-877-386-3944)

By Mail:	Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

By Internet:	www.westwoodfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

 48

The Advisors’ Inner Circle Fund’s Investment Company Act registration number is 811-06400.

WHG-PS-016-0500

 49

STATEMENT OF ADDITIONAL INFORMATION

WESTWOOD LARGECAP VALUE FUND

(A Class Shares Ticker Symbol: WWLAX)

(Institutional Shares Ticker Symbol: WHGLX)

WESTWOOD LOW VOLATILITY EQUITY FUND

(Institutional Shares Ticker Symbol: WLVIX)

WESTWOOD SMIDCAP PLUS FUND

(Institutional Shares Ticker Symbol: WHGPX)

WESTWOOD SMIDCAP FUND

(Institutional Shares Ticker Symbol: WHGMX)

WESTWOOD SMALLCAP FUND

(Institutional Shares Ticker Symbol: WHGSX)

WESTWOOD MLP AND STRATEGIC ENERGY FUND

(Institutional Shares Ticker Symbol: WMLPX)

WESTWOOD INCOME OPPORTUNITY FUND

(A Class Shares Ticker Symbol: WWIAX)

(Institutional Shares Ticker Symbol: WHGIX)

WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND

(Institutional Shares Ticker Symbol: WWIOX)

WESTWOOD GLOBAL EQUITY FUND

(A Class Shares)

(Institutional Shares Ticker Symbol: WWGEX)

WESTWOOD EMERGING MARKETS FUND

(A Class Shares Ticker Symbol: WWEAX)

(Institutional Shares Ticker Symbol: WWEMX)

WESTWOOD SHORT DURATION HIGH YIELD FUND

(A Class Shares Ticker Symbol: WSDAX)

(Institutional Shares Ticker Symbol: WHGHX)

WESTWOOD OPPORTUNISTIC HIGH YIELD FUND

(Institutional Shares Ticker Symbol: WWHYX)

(Ultra Shares Ticker Symbol: WHYUX)

WESTWOOD MARKET NEUTRAL INCOME FUND

(Institutional Shares Ticker Symbol: WMNIX)

(Ultra Shares Ticker Symbol: WMNUX)

WESTWOOD STRATEGIC CONVERTIBLES FUND

(formerly, Westwood Strategic Global Convertibles Fund)

(Institutional Shares Ticker Symbol: WSCIX)

 i

WESTWOOD EMERGING MARKETS PLUS FUND

(A Class Shares)

(Institutional Shares)

each, a series of THE ADVISORS’ INNER CIRCLE FUND

March 1, 2018

Investment Adviser:

WESTWOOD MANAGEMENT CORP.

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund (the “Trust”) and the Westwood LargeCap Value Fund, the Westwood Low Volatility Equity Fund, the Westwood SMidCap Plus Fund, the Westwood SMidCap Fund, the Westwood SmallCap Fund, the Westwood MLP and Strategic Energy Fund, the Westwood Income Opportunity Fund, the Westwood Worldwide Income Opportunity Fund, the Westwood Global Equity Fund, the Westwood Emerging Markets Fund, the Westwood Short Duration High Yield Fund, the Westwood Opportunistic High Yield Fund, the Westwood Market Neutral Income Fund, the Westwood Strategic Convertibles Fund and the Westwood Emerging Markets Plus Fund (each, a “Fund” and together, the “Funds”). A Class Shares of the Westwood Global Equity Fund and the Westwood Emerging Markets Plus Fund and Institutional Shares of the Westwood Emerging Markets Plus Fund are currently not available for purchase. This SAI is incorporated by reference into and should be read in conjunction with the Funds’ prospectuses, each dated March 1, 2018, as they may be amended from time to time (the “Prospectuses”). Capitalized terms not defined herein are defined in the Prospectuses. The most recent Annual Report for the Funds, which includes the Funds’ audited financial statements dated October 31, 2017, is incorporated by reference into this SAI. Shareholders may obtain copies of the Prospectuses or Annual Report free of charge by writing to the Funds at Westwood Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Westwood Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by calling the Funds at 1-877-FUND-WHG (1-877-386-3944).

 ii

THE TRUST	S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES	S-2
DESCRIPTION OF PERMITTED INVESTMENTS	S-2
INVESTMENT LIMITATIONS	S-31
THE ADVISER and SUb-adviser	S-35
THE PORTFOLIO MANAGERS	S-39
THE ADMINISTRATOR	S-43
THE DISTRIBUTOR	S-44
PAYMENTS TO FINANCIAL INTERMEDIARIES	S-44
THE TRANSFER AGENT	S-47
THE CUSTODIAN	S-47
INDEPENDENT registered public accounting firm	S-47
LEGAL COUNSEL	S-47
SECURITIES LENDING	S-47
TRUSTEES AND OFFICERS OF THE TRUST	S-47
PURCHASING AND REDEEMING SHARES	S-57
DETERMINATION OF NET ASSET VALUE	S-57
TAXES	S-59
FUND TRANSACTIONS	S-67
portfolio holdings	S-71
DESCRIPTION OF SHARES	S-72
SHAREHOLDER LIABILITY	S-72
LIMITATION OF TRUSTEES’ LIABILITY	S-72
PROXY VOTING	S-73
codeS of ethics	S-73
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	S-73
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIEs and procedures	B-1

March 1, 2018	WHG-SX-001-1300

 iii

THE TRUST

General. Each Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Massachusetts law as a Massachusetts voluntary association (commonly known as a business trust) under an Amended and Restated Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997 and amended May 15, 2012 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses, and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

Description of Multiple Classes of Shares. The Trust is authorized to offer shares of the Funds in some or all of the following classes: Institutional Shares, A Class Shares and Ultra Shares. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the Prospectuses. The Trust reserves the right to create and issue additional classes of shares. For more information on distribution and shareholder servicing expenses, see “Payments to Financial Intermediaries” in this SAI. The Funds are currently offered in the following classes of shares:

Fund	Institutional Shares	A Class Shares	Ultra Shares
Westwood LargeCap Value Fund	X	X
Westwood Low Volatility Equity Fund	X
Westwood SMidCap Plus Fund	X
Westwood SMidCap Fund	X
Westwood SmallCap Fund	X
Westwood MLP and Strategic Energy Fund	X
Westwood Income Opportunity Fund	X	X
Westwood Worldwide Income Opportunity Fund	X
Westwood Global Equity Fund	X	X1
Westwood Emerging Markets Fund	X	X
Westwood Short Duration High Yield Fund	X	X
Westwood Opportunistic High Yield Fund	X		X
Westwood Market Neutral Income Fund	X		X
Westwood Strategic Convertibles Fund	X
Westwood Emerging Markets Plus Fund	X1	X1

1	Not currently available for purchase.

 S-1

History of the Westwood Low Volatility Equity Fund. The Westwood Low Volatility Equity Fund is the successor to the McCarthy Multi-Cap Stock Fund (the “Predecessor Fund”), a separate registered investment company. The Predecessor Fund was managed by McCarthy Group Advisors, L.L.C. (“McCarthy”). McCarthy was responsible for the day-to-day management of the Predecessor Fund, which had a substantially similar investment objective, investment strategies, policies and restrictions as those of the Fund. The Predecessor Fund’s date of inception was August 6, 2001. The Predecessor Fund reorganized into the Fund on February 7, 2011. Substantially all of the assets of the Predecessor Fund were acquired by the Fund in connection with its commencement of operations on February 7, 2011 (the “Reorganization”).

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts voluntary association, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of the Board of Trustees of the Trust (each a “Trustee” and together, the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust created on or after November 11, 1996 may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

Each Fund’s investment objective(s) and principal investment strategies are described in the Prospectuses. Each Fund, except for the Westwood MLP and Strategic Energy Fund, is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Westwood MLP and Strategic Energy Fund is classified as a “non-diversified” investment company under the 1940 Act. The following information supplements, and should be read in conjunction with, the Prospectuses.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. Each Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by that Fund’s stated investment policies, including those stated below.

Equity Securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships (“MLPs”). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

 S-2

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Royalty Trusts. Royalty trusts are structured similarly to real estate investment trusts (“REITs”). A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Further, because natural resources are depleting assets, the income producing ability of a royalty trust may eventually be exhausted.

•	Exchange-Traded Funds. An exchange-traded fund (“ETF”) is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the securities comprising the index which an index ETF is designed to track or the other holdings of an active or index ETF, although lack of liquidity in an ETF could result in it being more volatile than the tracked index or underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also “Securities of Other Investment Companies” below.

•	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

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•	Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Initial Public Offerings (“IPOs”). A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. A Fund may hold IPO shares for a very short period of time, which may increase the turnover of a Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Funds’ investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Master Limited Partnerships. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP’s interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

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The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP I-Shares. Issuers of MLP I-Shares use the proceeds from the sale of MLP I-Shares to purchase limited partnership interests in the MLP in the form of MLP i-units. Thus, MLP I-Shares represent an indirect interest in an MLP limited partnership interest. MLP i-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. MLP I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. MLP I-Shares differ from MLP common units in a number of respects, including that instead of receiving cash distributions, holders of MLP I-Shares will typically receive distributions of additional MLP I-Shares with a value equal to the cash distributions received by common unit holders. MLP I-Shares are traded on securities exchanges. As discussed further below in the “Taxes” section, a Fund’s investment in one or more MLPs that are treated as qualified publicly traded partnerships is limited under the “Asset Test” to no more than 25% of the value of the Fund’s assets. However, because certain issuers of MLP I-Shares are treated as corporations and not partnerships for U.S. federal income tax purposes, a Fund’s investment in such MLP I-Shares is generally not counted for purposes of this 25% limitation. Unlike an interest in an MLP taxed as a partnership, returns from investments in MLP I-Shares issued by entities taxed as corporations for U.S. federal income tax purposes would be affected by a corporate level tax imposed at the entity level.

Fixed Income Securities. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund’s NAV.

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Zero Coupon Bonds. These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. A Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities, such as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates described in “Factors Affecting the Value of Debt Securities,” a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

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To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Trust Preferred Securities. The Funds may invest in trust preferred securities, which are hybrid instruments issued by a special purpose trust (“Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a Fund of trust preferred securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of trust preferred securities, such as a Fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of trust preferred securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust preferred securities may be subject to mandatory prepayment under certain circumstances. The market values of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders of trust preferred securities, such as the Funds, to sell their holdings.

Terms to Understand:

Maturity. Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

A fund that invests in debt securities has no real maturity. Instead, it calculates its weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by a fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration. Duration is a calculation that seeks to measure the price sensitivity of a debt security, or a Fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years–the duration. Effective duration takes into account call features and sinking Fund prepayments that may shorten the life of a debt security.

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An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting The Value of Debt Securities. The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

•	Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

•	Prepayment Risk

This risk affects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can adversely affect the value of mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to pay off the instruments underlying mortgage-backed and asset-backed securities earlier than expected, resulting in prepayments on the securities. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

•	Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This relationship would increase the sensitivity of a Fund to rising rates as well as the potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

•	Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term treasury securities, such as three-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates than those available from comparable treasury securities.

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Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” Since an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, each Fund’s investment managers may determine that it is of investment-grade. Each Fund’s investment managers may retain securities that are downgraded, if the investment managers believe that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Funds currently use ratings compiled by Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) and Fitch Ratings. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The section “Appendix A – Description of Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

Each Fund’s investment managers may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. Each Fund’s investment managers monitor the rating of the security and will take such action, if any, they believe appropriate when they learn that a rating agency has reduced the security’s rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.

Bank Loans. Bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. A Fund can invest in a bank loan either as a direct lender or through an assignment or participation.

When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by a Fund may differ from and be more limited than those held by the assigning lender.

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A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When a Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, a Fund may be subject to greater delays, expenses and risks than those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the investment managers based on criteria approved by the Board.

A Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations. To the extent that extended settlement creates short-term liquidity needs, a Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to a Fund).

Bank loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

The investment managers may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the investment managers may (but are not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on their ability to purchase and sell investments on behalf of a Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Fund (and other clients of the investment managers) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, the investment managers’ abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if they are not privy to available Confidential Information. The investment managers may also determine to receive such Confidential Information in certain circumstances under their applicable policies and procedures. If the investment managers intentionally or unintentionally come into possession of Confidential Information, they may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

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Foreign Securities. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

In June 2016, a majority of voters in the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, the UK formally notified the European Council of its intention to withdraw from the EU by invoking article 50 of the Lisbon Treaty in March 2017, and this formal notification began a two-year period of negotiations regarding the terms of the UK’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Funds’ investments.

Investments in Emerging Markets. “Emerging markets” include countries in the MSCI Emerging Markets Index, and other countries that the Funds consider to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The Funds consider a company to be an emerging market company if (i) at least 50% of the company’s assets are located in emerging markets; (ii) at least 50% of the company’s revenues are generated in emerging markets; or (iii) the company is domiciled in an emerging market.

Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of a Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Funds or gains from the disposition of such securities.

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In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Funds may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in local courts.

American Depositary Receipts. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

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For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

Municipal Securities. Municipal securities, including municipal bonds and municipal notes, consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue or special obligation bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Private activity or industrial development bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the issuing municipality, but are generally backed by the agreement of the issuing authority to request appropriations from the municipality’s legislative body. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

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Money Market Securities. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P or Moody’s, or determined by the investment managers to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

Real Estate Investment Trusts. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Funds invest may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

•	Real Estate Companies’ Securities. The Funds may be subject to the risks associated with the direct ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences.

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U.S. Government Securities. Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds’ shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15% instead of the previous 10%, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

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Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as STRIPS. The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the investment managers. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the investment managers monitor compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

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It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund’s total assets. The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the investment managers, liquidity or other considerations so warrant.

Reverse Repurchase Agreements. Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Securities of Other Investment Companies. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

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Pursuant to orders issued by the U.S. Securities and Exchange Commission (the “SEC”) to each of certain iShares, Market Vectors, Vanguard, ProShares, PowerShares, Guggenheim (formerly, Claymore), Direxion, Wisdom Tree, Rydex, First Trust and SPDR ETFs and procedures approved by the Board, the Funds may invest in these ETFs in excess of the 3% limit described above, provided that the Funds otherwise comply with the conditions of the SEC order, as it may be amended, and any other applicable investment limitations. Neither these ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Exchange-Traded Notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. A Fund could lose some or all of the amount invested in an ETN.

Derivatives. Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectuses, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Funds’ investment objectives and is legally permissible, the Funds may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the SEC and its staff. A Fund may enter into agreements with broker-dealers that require the broker-dealers to accept physical settlement for certain types of derivative instruments. If this occurs, the Fund would treat such derivative instruments as being cash settled for purposes of determining the Fund’s coverage requirements.

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Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), a Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Funds are not subject to registration or regulation as CPOs under the CEA. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the investment managers’ ability to implement the Funds’ investment strategies and may adversely affect the Funds’ performance.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily NAV, each party marks to market its open futures positions.

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Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

▪	Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

▪	Allowing it to expire and losing its entire premium;

▪	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

▪	Closing it out in the secondary market at its current price.

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▪	Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only “covered” options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

▪	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

▪	A call option on the same security or index with the same or lesser exercise price;

▪	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

▪	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

▪	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

▪	Entering into a short position in the underlying security;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

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▪	Maintaining the entire exercise price in liquid securities.

▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

•	Options on Credit Default Swaps

An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

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The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

▪	Combined Positions

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

▪	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

▪	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

▪	Do not require an initial margin deposit; and

▪	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

▪	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

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Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Equity-Linked Securities. The Funds may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Funds’ restrictions on investments in illiquid securities.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the investment managers believe that the counterparty to the transaction is creditworthy.

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A swap agreement can be a form of leverage, which can magnify the Funds’ gains or losses. In order to reduce the risk associated with leveraging, the Funds may cover their current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

▪	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

▪	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

▪	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

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▪	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

▪	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

▪	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap. Investing in credit default swap indexes allows a Fund to manage credit risk or take a position on a basket of debt obligations more efficiently than transacting in single name credit default swaps.

▪	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Funds than if they had not entered into any derivatives transactions. Derivatives may magnify the Funds’ gains or losses, causing them to make or lose substantially more than they invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

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Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Funds’ ability to hedge their securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The investment managers will try to minimize this risk by investing in only those contracts whose behavior they expect to correlate with the behavior of the portfolio securities they are trying to hedge. However, if the investment managers’ prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

▪	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

▪	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

▪	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Funds. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Funds’ foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Funds’ investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Funds intend to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

▪	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

▪	Have to purchase or sell the instrument underlying the contract;

▪	Not be able to hedge its investments; and/or

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▪	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

▪	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

▪	The facilities of the exchange may not be adequate to handle current trading volume;

▪	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

▪	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Funds is subject to the ability of the investment managers to forecast stock market and interest rate trends. If the investment managers incorrectly predict stock market and interest rate trends, the Funds may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the investment managers’ expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the investment managers’ expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The Funds’ use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Funds will have the potential for greater gains, as well as the potential for greater losses, than if the Funds do not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

▪	Actual and anticipated changes in interest rates;

▪	Fiscal and monetary policies; and

▪	National and international political events.

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Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Funds may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Funds by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Funds trade. In addition, the SEC proposed new derivatives rules in December 2015 that could limit the Funds’ use of derivatives, and adversely impact the Funds’ ability to achieve their investment objectives. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Participation Notes and Participatory Notes (“P-Notes”). P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Funds are relying on the creditworthiness of such counterparty and have no rights under a P-Note against the issuer of the underlying security. In addition, a Fund will incur transaction costs as a result of investment in P-Notes.

Restricted and Illiquid Securities. Each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund’s books. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. A Fund will not hold more than 15% of its net assets in illiquid securities. If the percentage of a Fund’s net assets held in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. Illiquid securities may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board. Under the supervision of the Board, the investment managers determine the liquidity of the Funds’ investments. In determining the liquidity of the Funds’ investments, the investment managers may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

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Short Sales. As is consistent with each Fund’s investment objectives, the Funds may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover the Fund’s short position.

Special Risks of Cyber Attacks. As with any entity that conducts business through electronic means in the modern marketplace, the Funds, and their service providers, may be susceptible to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, the Sub-Adviser, the Funds’ distributor, custodian, or any other of the Funds’ intermediaries or service providers may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber attacks. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investments in such companies to lose value. There can be no assurance that the Funds, the Funds’ service providers, or the issuers of the securities in which the Funds invest will not suffer losses relating to cyber attacks or other information security breaches in the future.

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INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental, which means that a Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. In addition, the investment objectives of the Westwood LargeCap Value Fund, the Westwood SMidCap Fund and the Westwood SmallCap Fund are fundamental policies that cannot be changed by a Fund without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Each Fund (except the Westwood MLP and Strategic Energy Fund) may not:

1.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Westwood MLP and Strategic Energy Fund may not:

1.	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time; provided, however, that the Fund will concentrate its investments in the securities of companies in the energy industries.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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3.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following investment limitations are non-fundamental and may be changed by the Board without shareholder approval. In addition, the investment objectives of the Westwood Low Volatility Equity Fund, the Westwood SMidCap Plus Fund, the Westwood MLP and Strategic Energy Fund, the Westwood Income Opportunity Fund, the Westwood Worldwide Income Opportunity Fund, the Westwood Global Equity Fund, the Westwood Emerging Markets Fund, the Westwood Short Duration High Yield Fund, the Westwood Opportunistic High Yield Fund, the Westwood Market Neutral Income Fund, the Westwood Strategic Convertibles Fund and the Westwood Emerging Markets Plus Fund are non-fundamental policies that may be changed by the Board without shareholder approval.

The Funds (except the Westwood MLP and Strategic Energy Fund) may not:

1.	Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of a Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of a Fund’s total assets.

2.	Purchase any securities which would cause 25% or more of the net assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3.	Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies that either obligate a Fund to purchase securities or require a Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets.

4.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.	Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

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6.	Hold illiquid securities in an amount exceeding, in the aggregate, 15% of a Fund’s net assets.

In addition,

7.	Under normal circumstances, the Westwood LargeCap Value Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large-cap companies.

8.	Under normal circumstances, the Westwood Low Volatility Equity Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities.

9.	Under normal circumstances, the Westwood SMidCap Plus Fund and the Westwood SMidCap Fund will each invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid-cap companies.

10.	Under normal circumstances, the Westwood SmallCap Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-cap companies.

11.	Under normal circumstances, the Westwood Global Equity Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized or located throughout the world, including the United States.

12.	Under normal circumstances, the Westwood Emerging Markets Fund and the Westwood Emerging Markets Plus Fund will each invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies.

13.	Under normal circumstances, the Westwood Short Duration High Yield Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield securities.

14.	Under normal circumstances, the Westwood Opportunistic High Yield Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high yield securities.

15.	Under normal circumstances, the Westwood Strategic Convertibles Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in convertible securities.

The Westwood MLP and Strategic Energy Fund may not:

1.	Borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies that either obligate a Fund to purchase securities or require a Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets.

2.	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3.	Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

 S-33

4.	Hold illiquid securities in an amount exceeding, in the aggregate, 15% of a Fund’s net assets.

In addition,

5.	Under normal circumstances, the Westwood MLP and Strategic Energy Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in MLPs and other energy-related investments.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the fund.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

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Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments.

THE ADVISER AND SUB-ADVISER

Investment Adviser

General. Westwood Management Corp. (the “Adviser”), a New York corporation formed in 1983, located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company. As of December 31, 2017, the Adviser had approximately $21 billion in assets under management.

The Adviser has delegated the authority to manage the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund to SKY Harbor Capital Management, LLC (“SKY Harbor” or the “Sub-Adviser”). The Adviser monitors the Sub-Adviser to ensure its compliance with the investment policies and guidelines of the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund and monitors the Sub-Adviser’s adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund. The Board supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement dated December 16, 2005 (the “Advisory Agreement”) with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Funds and continuously reviews, supervises and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Trustees.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to any Fund, by a majority of the outstanding voting securities of the Fund or, by the Adviser, on not less than 30 days’ nor more than 60 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

In rendering investment advisory services, the Adviser may use the portfolio management, research and other resources of Westwood International Advisors Inc. (“Westwood International”), an affiliate of the Adviser. Westwood International is not registered with the SEC as an investment adviser under the Advisers Act. Westwood International has entered into a Memorandum of Understanding (“MOU”) with the Adviser pursuant to which Westwood International is considered a “participating affiliate” of the Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from Westwood International may render portfolio management, research and other services to the Fund under the MOU and are subject to supervision by the Adviser. In addition, as a result of the Dodd-Frank Act the SEC staff’s view and position regarding “participating affiliates” may change in the future.

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Advisory Fees Paid to the Adviser. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Funds, as set forth in the table below.

Fund	Management Fee
Westwood LargeCap Value Fund	0.60%[1]
Westwood Low Volatility Equity Fund	0.70%[2]
Westwood SMidCap Plus Fund	0.75%
Westwood SMidCap Fund	0.75%
Westwood SmallCap Fund	0.85%
Westwood MLP and Strategic Energy Fund	0.85%
Westwood Income Opportunity Fund	0.75%
Westwood Worldwide Income Opportunity Fund	0.75%
Westwood Global Equity Fund	0.80%
Westwood Emerging Markets Fund	0.95%
Westwood Short Duration High Yield Fund	0.70%[3]
Westwood Opportunistic High Yield Fund	0.55%
Westwood Market Neutral Income Fund	0.85%
Westwood Strategic Convertibles Fund	0.75%
Westwood Emerging Markets Plus Fund	0.95%

1	Prior to November 15, 2017, the Management Fee for the Westwood LargeCap Value Fund was 0.70%. Prior to February 29, 2016, the Management Fee for the Westwood LargeCap Value Fund was 0.75%.
2	Prior to December 30, 2016, the Management Fee for the Westwood Low Volatility Equity Fund was 0.75%.
3	Prior to February 28, 2017, the Management Fee for the Westwood Short Duration High Yield Fund was 0.75%.

The Adviser has contractually agreed to reduce its fees and reimburse expenses of the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding the Funds’ average daily net assets as follows.

Fund	Share Class	Expense Cap
Westwood LargeCap Value Fund	Institutional Shares	0.65%[1]
	A Class Shares	0.90%[1]
Westwood Low Volatility Equity Fund	Institutional Shares	0.75%[2]
Westwood SMidCap Plus Fund	Institutional Shares	0.81%[3]
Westwood SMidCap Fund	Institutional Shares	0.88%[4]
Westwood SmallCap Fund	Institutional Shares	0.99%[5]
Westwood MLP and Strategic Energy Fund	Institutional Shares	1.00%
Westwood Income Opportunity Fund	Institutional Shares	0.90%
	A Class Shares	1.15%
Westwood Worldwide Income Opportunity Fund	Institutional Shares	0.95%
Westwood Global Equity Fund	Institutional Shares	1.00%
	A Class Shares	1.25%
Westwood Emerging Markets Fund	Institutional Shares	1.20%
	A Class Shares	1.45%

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Westwood Short Duration High Yield Fund	Institutional Shares	0.80%[6]
	A Class Shares	1.05%[6]
Westwood Opportunistic High Yield Fund	Institutional Shares	0.75%
	Ultra Shares	0.60%
Westwood Market Neutral Income Fund	Institutional Shares	1.20%
	Ultra Shares	1.05%
Westwood Strategic Convertibles Fund	Institutional Shares	0.85%
Westwood Emerging Markets Plus Fund	Institutional Shares	1.20%
	A Class Shares	1.45%

1	Prior to November 15, 2017, the Expense Cap for the Westwood LargeCap Value Fund was 0.75% for Institutional Shares and 1.00% for A Class Shares. Prior to February 29, 2016, the Expense Cap for the Westwood LargeCap Value Fund was 1.00% for Institutional Shares and 1.25% for A Class Shares.
2	Prior to December 30, 2016, the Expense Cap for the Westwood Low Volatility Equity Fund was 1.00% for Institutional Shares.
3	Prior to November 15, 2017, the Expense Cap for Institutional Shares of the Westwood SMidCap Plus Fund was 1.00%.
4	Prior to November 15, 2017, the Expense Cap for Institutional Shares of the Westwood SMidCap Fund was 1.25%.
5	Prior to November 15, 2017, the Expense Cap for Institutional Shares of the Westwood SmallCap Fund was 1.10%.
6	Prior to February 29, 2016, the Expense Cap for the Westwood Short Duration High Yield Fund was 0.90% for Institutional Shares and 1.15% for A Class Shares.

With the exception of the Westwood Low Volatility Equity Fund, the above contractual fee waivers will be honored by the Adviser through February 28, 2019 and the fee waivers may be renewed by the Adviser for subsequent periods thereafter. With respect to the Westwood Low Volatility Equity Fund, the contractual arrangement shall continue in effect until February 28, 2019 and shall thereafter continue in effect until its termination by shareholders of the Westwood Low Volatility Equity Fund.

In addition, the Adviser may receive from a Fund the difference between the Fund’s total annual Fund operating expenses (not including excluded expenses) and the Fund’s expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment.

Except as otherwise noted, for the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the following in management fees to the Adviser:

Fund	Contractual Advisory Fees			Fees Waived by the Adviser[1]			Total Fees Paid (After Waivers) to Adviser [1]
	2015	2016	2017	2015	2016	2017	2015	2016	2017
Westwood LargeCap Value Fund	$1,065,654	$1,176,594	$1,379,287	$0	$112,325	$166,135	$1,065,654	$1,064,269	$1,213,152
Westwood Low Volatility Equity Fund	$610,840	$475,284	$387,127	$0	$0	$113,284	$610,840	$475,284	$273,843
Westwood SMidCap Plus Fund	$932,390	$886,837	$1,079,099	$0	$0	$0	$1,044,632	$886,837	$1,079,099
Westwood SMidCap Fund	$3,978,510	$3,391,523	$2,917,626	$0	$0	$0	$3,978,510	$3,391,523	$2,917,626

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Fund	Contractual Advisory Fees			Fees Waived by the Adviser[1]			Total Fees Paid (After Waivers) to Adviser [1]
	2015	2016	2017	2015	2016	2017	2015	2016	2017
Westwood SmallCap Fund	$1,062,629	$1,191,190	$1,666,055	$0	$18,712	$8,152	$1,077,241	$1,172,478	$1,657,903
Westwood MLP and Strategic Energy Fund	$118,190[3]	$231,141	$175,748	$107,531[3]	$77,026	$49,790	$10,659[3]	$154,115	$125,958
Westwood Income Opportunity Fund	$19,904,224	$17,787,041	$19,353,027	$0	$0	$0	$19,904,224	$17,787,041	$19,353,027
Westwood Worldwide Income Opportunity Fund	$28,668[4]	$51,059	$45,434	$28,668[4]	$51,059	$45,434	$0[4]	$0	$0
Westwood Global Equity Fund	$120,433	$123,516	$143,577	$102,583	$98,092	$95,312	$17,850	$25,424	$48,265
Westwood Emerging Markets Fund	$1,743,855	$1,846,373	$2,532,868	$158,332	$127,671	$0	$1,585,523	$1,718,702	$2,574,898
Westwood Short Duration High Yield Fund	$1,131,351	$610,118	$600,207	$58,664	$167,944	$173,336	$1,072,687	$442,174	$426,871
Westwood Opportunistic High Yield Fund	$14,540[3]	$22,541	$21,719	$14,540[3]	$22,541	$21,719	$0[3]	$0	$0
Westwood Market Neutral Income Fund	$22,578[4]	$58,308	$129,738	$22,578[4]	$58,308	$112,982	$0[4]	$0	$16,756
Westwood Strategic Convertibles Fund	$20,068[4]	$44,909	$48,136	$20,068[4]	$44,909	$48,136	$0[4]	$0	$0
Westwood Emerging Markets Plus Fund	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2	N/A2

1	For the fiscal years ended October 31, 2015, 2016 and 2017, the Adviser additionally reimbursed fees of $28,350, $31,938 and $30,273, respectively, for the Westwood Worldwide Income Opportunity Fund, $133,772, $155,827 and $152,810, respectively, for the Westwood Opportunistic High Yield Fund, $55,607, $78,886 and $0, respectively, for the Westwood Market Neutral Income Fund, and $38,055, $52,570 and 45,306, respectively, for the Westwood Strategic Convertibles Fund to maintain the stated expense caps under its contractual expense limitation agreement with the Funds. During the fiscal years ended October 31, 2015 and 2016, the Adviser recovered previously waived and reimbursed fees of $112,242 and $0, respectively, for the Westwood SMidCap Plus Fund and $14,612 and $0, respectively, for the Westwood SmallCap Fund. During the fiscal year ended October 31, 2017, the Adviser recovered previously waived and reimbursed fees of $42,030 for the Westwood Emerging Markets Fund. As of October 31, 2017, the amount of previously waived and reimbursed fees for which the Adviser may seek reimbursement was $278,460 for the Westwood LargeCap Value Fund, $113,284 for the Westwood Low Volatility Equity Fund, $26,864 for the Westwood SmallCap Fund, $234,347 for the Westwood MLP and Strategic Energy Fund, $215,722 for the Westwood Worldwide Income Opportunity Fund, $295,987 for the Westwood Global Equity Fund, $243,972 for the Westwood Emerging Markets Fund, $399,944 for the Westwood Short Duration High Yield Fund, $501,209 for the Westwood Opportunistic High Yield Fund, $328,361 for the Westwood Market Neutral Income Fund and $249,044 for the Westwood Strategic Convertibles Fund.

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2	Not in operation during the period.
3	Represents the period from December 29, 2014 (commencement of Fund operations) to October 31, 2015.
4	Represents the period from May 1, 2015 (commencement of Fund operations) to October 31, 2015.

Sub-Adviser

General. SKY Harbor Capital Management, LLC, an independent Delaware limited liability company established in 2011, is located at 20 Horseneck Lane, Greenwich, Connecticut 06830 and is registered with the SEC under the Advisers Act. SKY Harbor serves as the sub-adviser to the Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund and is responsible for the day-to-day management of the Funds’ investments. SKY Harbor is a wholly-owned subsidiary of SKY Harbor Capital Holdings LLC, a Delaware limited liability company. As of December 31, 2017, SKY Harbor had approximately $5.68 billion in assets under management.

Sub-Advisory Agreement. The Sub-Adviser and the Adviser have entered into an investment sub-advisory agreement (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser serves as the investment adviser for the Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund, makes investment decisions for the Funds and administers the investment program of the Funds, subject to the supervision of, and policies established by, the Adviser and the Board. After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board.

Sub-Advisory Fees. For the services provided pursuant to the Sub-Advisory Agreement, the Sub-Adviser receives an annual fee from the Adviser at an annual rate of 0.35% and 0.275% of the Westwood Short Duration High Yield Fund’s and the Westwood Opportunistic High Yield Fund’s average daily net assets, respectively.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Adviser paid the Sub-Adviser the following sub-advisory fees:

Fund	Contractual Fees Paid
	2015	2016	2017
Westwood Short Duration High Yield Fund	$489,218	$260,636	$293,561
Westwood Opportunistic High Yield Fund	$8,973[1]	$11,596	$10,865

1	Represents the period from December 29, 2014 (commencement of Fund operations) to October 31, 2015.

THE PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. The Adviser compensates the Funds’ portfolio managers for their management of the Funds. Each of the Funds’ portfolio managers’ compensation consists of a base salary, a discretionary cash bonus, profit sharing, company stock incentive compensation and a full benefits package. Percentages for each component of compensation are variable. Base salary levels are maintained at levels that the compensation committee deems to be commensurate with similar companies in the asset management industry. In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. The discretionary cash bonus and restricted stock award are determined at year-end and they vary with the firm’s success, which is directly linked to the performance of the products they manage, including the Funds and other accounts. Lastly, other benefits such as health insurance, life insurance and short and long-term disability insurance packages, as well as a 401(k) plan with employer matching, are provided.

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The Sub-Adviser compensates the Westwood Short Duration High Yield Fund’s and Westwood Opportunistic High Yield Fund’s portfolio managers for their management of the Funds, and in addition, compensates Ms. Strasser and Ms. Yobage, co-founders of the Sub-Adviser, for their management of the company. The portfolio managers’ compensation consists of a base salary, a full benefits package (including health insurance, life insurance, short- and long-term disability insurance, and a 401(k) plan). Mr. Carrington is also eligible for a discretionary cash bonus and stock incentive compensation. As a Principal of the firm, Mr. Kinsley derives a portion of compensation from profit or loss of the Sub-Adviser as well as is eligible for a discretionary cash bonus and stock incentive compensation. As co-founders of the firm, Ms. Strasser and Ms. Yobage do not participate in the employee cash bonus or the employee stock incentive program but receive a proportionate share in the profit or loss of the Sub-Adviser as co-founders. Percentages for each component of compensation are variable. Base salary levels are maintained at levels that the compensation committee deems to be commensurate with similar companies in the asset management industry. As co-founders and equity owners, Ms. Strasser’s and Ms. Yobage’s overall compensation varies with the ultimate value creation of the Sub-Adviser, which is linked to the performance of its products and services, including the Westwood Short Duration High Yield Fund, the Westwood Opportunistic High Yield Fund and other accounts.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares[1]
Westwood
Daniel J. Barnes, CFA	$10,001 - $50,000 (Westwood Income Opportunity Fund, Institutional Shares) $10,001 - $50,000 (Westwood Worldwide Income Opportunity Fund, Institutional Shares)
David Clott, CFA	$500,001 - $1,000,000 (Westwood Market Neutral Income Fund, Institutional Shares) $100,001 - $500,000 (Westwood Strategic Convertibles Fund, Institutional Shares)
William E. Costello, CFA	$100,001 - $500,000 (Westwood SmallCap Fund, Institutional Shares)
Mark R. Freeman, CFA	$100,001 - $500,000 (Westwood LargeCap Value Fund, Institutional Shares) Over $1,000,000 (Westwood Income Opportunity Fund, Institutional Shares)
Prashant Inamdar, CFA	$1 - $10,000 (Westwood SMidCap Fund, Institutional Shares) $1 - $10,000 (Westwood SMidCap Plus Fund, Institutional Shares)
Scott D. Lawson, CFA	$10,001 - $50,000 (Westwood LargeCap Value Fund, Institutional Shares)
Thomas C. Lieu, CFA	$10,001 - $50,000 (Westwood SMidCap Fund, Institutional Shares) $10,001 - $50,000 (Westwood SMidCap Plus Fund, Institutional Shares)

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Name	Dollar Range of Fund Shares[1]
Matthew R. Lockridge

$50,001 - $100,000 (Westwood LargeCap Value Fund, Institutional Shares)

$50,001 - $100,000 (Westwood SmallCap Fund, Institutional Shares)

$50,001 - $100,000 (Westwood Low Volatility Equity Fund, Institutional Shares)

Shawn Mato, CFA	$100,001 - $500,000 (Westwood Market Neutral Income Fund, Institutional Shares) $10,001 - $50,000 (Westwood Strategic Convertibles Fund, Institutional Shares)
Matthew Na, CFA	$10,001 - $50,000 (Westwood MLP & Strategic Energy Fund, Institutional Shares)
Fred G. Rowsey, CFA	$10,001 - $50,000 (Westwood SmallCap Fund, Institutional Shares)
Susan Schmidt, CFA	$50,001 - $100,000 (Westwood SMidCap Fund, Institutional Shares) $50,001 - $100,000 (Westwood SMidCap Plus Fund, Institutional Shares)
Grant L. Taber, CFA	$50,001 - $100,000 (Westwood SMidCap Fund, Institutional Shares) $10,001 - $50,000 (Westwood SMidCap Plus Fund, Institutional Shares)
Varun V. Singh, CFA	$100,001 - $500,000 (Westwood LargeCap Value Fund, Institutional Shares) $100,001 - $500,000 (Westwood SmallCap Fund, Institutional Shares)
Todd L. Williams, CFA	$10,001 - $50,000 (Westwood Income Opportunity Fund, Institutional Shares) $1 - $10,000 (Westwood MLP & Strategic Energy Fund, Institutional Shares)
Thomas Pinto Basto, CFA	None
Patricia Perez-Coutts, CFA	None
SKY Harbor
Anne Yobage, CFA	$100,001 - $500,000 (Westwood Short Duration High Yield Fund, Institutional Shares)
David Kinsley, CFA	$100,001 - $500,000 (Westwood Short Duration High Yield Fund, Institutional Shares)
Hannah Strasser, CFA	$500,001 - $1,000,000 (Westwood Opportunistic High Yield Fund, Ultra Shares)
Ryan Carrington, CFA	None

1	Valuation date is October 31, 2017.

Other Accounts. In addition to the Funds, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of October 31, 2017.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets[1] (in Millions)	Number of Accounts	Total Assets[1] (in Millions)	Number of Accounts	Total Assets[1] (in Millions)
Westwood
Daniel J. Barnes, CFA	0	$0	3	$24.9	0	$0
David Clott, CFA	0	$0	6[2]	$1,425.4	5	$0.6
William E. Costello, CFA	1	$143.3	3	$120.3	17	$752.7
Mark R. Freeman, CFA	6	$1,336.8	15	$1,487.8	53	$3,202.1

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Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets[1] (in Millions)	Number of Accounts	Total Assets[1] (in Millions)	Number of Accounts	Total Assets[1] (in Millions)
Prashant Inamdar, CFA	1	$207.5	4	$162.6	32	$2,609.0
Scott Lawson, CFA	6	$1,336.8	8	$804.3	42	$1,819.2
Thomas C. Lieu, CFA	1	$207.5	6	$289.4	35	$1,901.1
Matthew R. Lockridge	7	$1,480.2	14	$1,053.8	50	$2,733.2
Shawn Mato, CFA	0	$0	6	$1,425.4	6	$0.6
Matthew Na, CFA	0	$0	2[2]	$66.0	17[3]	$509.6
Fred G. Rowsey, CFA	1	$143.3	3	$120.3	14	$751.0
Susan Schmidt, CFA	1	$207.5	4	$162.6	31	$1,823.9
Grant L. Taber, CFA	1	$207.5	6	$289.4	36	$1,900.1
Varun V. Singh, CFA	6	$1,336.8	8	$804.3	36	$1,817.0
Todd L. Williams, CFA	0	$0	7	$704.9	34	$1,530.6
Thomas Pinto Basto, CFA	0	$0	2	$171.8	5	$2.3
Patricia Perez-Coutts, CFA	1	$91.7	14	$2,667.1	9	$2,060.9
SKY Harbor
Anne Yobage, CFA	1	$78.33	3	$3,047.79	12	$1,130.35
David Kinsley, CFA	1	$78.33	3	$3,047.79	12	$1,130.35
Hannah Strasser, CFA	1	$2.94	2	$826.23	9	$833.62
Ryan Carrington, CFA	1	$2.94	2	$826.23	9	$833.62

1	Represents the portion of assets for which the portfolio manager has responsibility in the accounts indicated. The accounts indicated may contain additional assets under the responsibility of other portfolio managers and therefore may be duplicated.
2	Includes 1 account with assets under management of $658.52 million that is subject to performance-based advisory fees.
3	Includes 2 accounts with assets under management of $437.5 million that are subject to performance-based advisory fees.

The Adviser also manages institutional separate accounts and is the sub-adviser to other mutual funds. The investment process is the same for similar accounts, including the Funds, and is driven by proprietary team-oriented, in-depth, fundamental research. The investment research team is organized by industry coverage and supports all of the accounts managed in each of the Adviser’s investment strategies. Each of the Adviser’s investment strategies is managed by a portfolio team. Weekly research meetings provide a forum where the Adviser’s investment professionals discuss current investment ideas within their assigned industries. Generally, the entire portfolio team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the portfolio team.

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, both the Adviser and the Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts they manage are fairly and equitably allocated. Both the Adviser’s and Sub-Adviser’s trade allocation policy is to aggregate client transactions, including the Funds’, where possible when it is believed that such aggregation may facilitate the Adviser’s or Sub-Adviser’s duty of best execution, as applicable. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client’s participation in the transaction. Both the Adviser and Sub-Adviser generally allocate securities among client accounts according to each account’s pre-determined participation in the transaction. Both the Adviser’s and Sub-Adviser’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). Both the Adviser and Sub-Adviser prohibit late trading, frequent trading and/or market timing in the Funds and monitor trades daily to ensure this policy is not violated.

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THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement dated November 14, 1991, as amended and restated November 12, 2002 (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Funds, subject to certain minimums. For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the following amounts for these services:

Fund	Administration Fees Paid
	2015	2016	2017
Westwood LargeCap Value Fund	$65,368	$77,999	$91,568
Westwood Low Volatility Equity Fund	$37,454	$29,957	$25,397
Westwood SMidCap Plus Fund	$57,159	$55,888	$66,840
Westwood SMidCap Fund	$243,922	$213,830	$180,818
Westwood SmallCap Fund	$57,453	$66,245	$91,021

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Fund	Administration Fees Paid
	2015	2016	2017
Westwood MLP and Strategic Energy Fund	$6,372[2]	$12,853	$9,629
Westwood Income Opportunity Fund	$1,219,963	$1,121,183	$1,198,815
Westwood Worldwide Income Opportunity Fund	$4,079[3]	$9,243	$6,226
Westwood Global Equity Fund	$27,985	$20,914	$17,869
Westwood Emerging Markets Fund	$224,131	$260,984	$260,476
Westwood Short Duration High Yield Fund	$69,427	$38,441	$38,949
Westwood Opportunistic High Yield Fund	$1,210[2]	$1,938	$1,836
Westwood Market Neutral Income Fund	$2,844[3]	$9,356	$13,908
Westwood Strategic Convertibles Fund	$2,946[3]	$8,113	$6,416
Westwood Emerging Markets Plus Fund	N/A1	N/A1	N/A1

1	Not in operation during the period.
2	Represents the period from December 29, 2014 (commencement of Fund operations) to October 31, 2015.
3	Represents the period from May 1, 2015 (commencement of Fund operations) to October 31, 2015.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991, as amended and restated November 14, 2005 and as amended August 30, 2010 (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Distribution Plan. The Trust has adopted a Distribution Plan with respect to the A Class Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected Fund(s). All material amendments of the Plan will require approval by a majority of the Trustees and of the Qualified Trustees.

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The Plan provides a method of paying for distribution and shareholder services, which may help the Funds grow or maintain asset levels to provide operational efficiencies and economies of scale, provided by the Distributor or other financial intermediaries that enter into agreements with the Distributor. The Funds may make payments to financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of a Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the A Class Shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges.

Payments under the Distribution Plan. For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the Distributor the following fees pursuant to the Plan. A Class Shares of the Westwood Global Equity Fund and the Westwood Emerging Markets Plus Fund were not in operation as of the fiscal year ended October 31, 2017.

Fund	12b-1 Fees Paid			12b-1 Fees Retained by the Distributor
	2015	2016	2017	2015	2016	2017
Westwood LargeCap Value Fund	$4,876	$4,443	$4,853	$3,614	$3,639	$4,046
Westwood Income Opportunity Fund	$518,043	$325,652	$300,384	$20,767	$5,813	$3,146
Westwood Emerging Markets Fund	$1,087	$976	$1,255	$155	$0	$0
Westwood Short Duration High Yield Fund	$2,875	$3,536	$1,709	$54	$0	$12

Shareholder Servicing Plan. The Westwood SMidCap Plus Fund, the Westwood SMidCap Fund, the Westwood SmallCap Fund, the Westwood Worldwide Income Opportunity Fund, the Westwood Opportunistic High Yield Fund and the Westwood Market Neutral Income Fund have adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.20% of average daily net assets of the Institutional Shares of the Westwood SMidCap Plus Fund, Westwood SMidCap Fund and Westwood SmallCap Fund and 0.15% of average daily net assets of the Institutional Shares of the Westwood Worldwide Income Opportunity Fund, Westwood Opportunistic High Yield Fund and Westwood Market Neutral Income Fund will be paid to financial intermediaries. Under the plan, financial intermediaries may perform, or may compensate other financial intermediaries for performing, certain shareholder and/or administrative services or similar non-distribution services, including: (i) maintaining shareholder accounts; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by the financial intermediaries; (iv) responding to inquiries from shareholders concerning their investment in the Funds; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Funds; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend and capital gain distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; (ix) providing sub-accounting services; (x) processing dividend and capital gain payments from the Funds on behalf of shareholders; (xi) preparing tax reports; and (xii) providing such other similar non-distribution services as the Funds may reasonably request to the extent that the financial intermediary is permitted to do so under applicable laws or regulations.

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Other Payments by the Funds. The Funds may enter into agreements with financial intermediaries pursuant to which the Funds may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution or shareholder services fees the Funds may pay to financial intermediaries pursuant to the Funds’ distribution plan or shareholder servicing plan.

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates, as incentives to help market and promote the Funds and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Funds; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

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THE TRANSFER AGENT

DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105 (the “Transfer Agent”), serves as the Funds’ transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

THE CUSTODIAN

U.S. Bank National Association, 800 Nicollett Mall, Minneapolis, Minnesota 55402-4302 (the “Custodian”), serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103, serves as independent registered public accounting firm for the Funds. The financial statements and notes thereto incorporated by reference for the Westwood LargeCap Value Fund, the Westwood Low Volatility Equity Fund, the Westwood SMidCap Plus Fund, the Westwood SMidCap Fund, the Westwood SmallCap Fund, the Westwood MLP and Strategic Energy Fund, the Westwood Income Opportunity Fund, the Westwood Worldwide Income Opportunity Fund, the Westwood Global Equity Fund, the Westwood Emerging Markets Fund, the Westwood Short Duration High Yield Fund, the Westwood Opportunistic High Yield Fund, the Westwood Market Neutral Income Fund and the Westwood Strategic Convertibles Fund have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and are incorporated by reference in reliance on the authority of their report as experts in accounting and auditing.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

The Funds did not engage in securities lending activities during the fiscal year ended October 31, 2017.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objective(s), strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

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The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

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Members of the Board. There are seven members of the Board, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Robert Nesher, an interested person of the Trust, serves as Chairman of the Board. Joseph T. Grause, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than two-thirds of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Grause, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustees
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees[1] (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. President, Chief Executive Officer and Director of SEI Alpha Strategy Portfolios, LP, 2007 to 2013. President and Director of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. Vice Chairman of Winton Series Trust to 2017. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
William M. Doran (Born: 1940)	Trustee[1] (since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Independent Trustees
Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private Investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Bruce Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

1	Denotes Trustees who may be deemed to be “interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

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Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the funds, and to exercise their business judgment in a manner that serves the best interests of the funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments, which he joined in 1974, his knowledge of and experience in the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving as a trustee of the Trust since 1991.

The Trust has concluded that Mr. Grause should serve as Trustee because of the knowledge and experience he gained in a variety of leadership roles with different financial institutions, his knowledge of the mutual fund and investment management industries, his past experience as an interested trustee and chair of the investment committee for a multi-managed investment company, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds, and the experience he has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Ms. Krikorian should serve as Trustee because of the experience she gained serving as a legal and financial services consultant, in-house counsel to a large custodian bank and Vice President of Compliance of an investment adviser, her background in fiduciary and banking law, her experience in and knowledge of the financial services industry, and the experience she has gained serving as a trustee of the Trust since 2005.

The Trust has concluded that Mr. Speca should serve as Trustee because of the knowledge and experience he gained serving as president of a mutual fund company and portfolio manager for a $95 billion complex of asset allocation funds, his over 25 years of experience working in a management capacity with mutual fund boards, and the experience he has gained serving as a trustee of the Trust since 2011.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department, and his experience from serving as a trustee of the Trust since 1999.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

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Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Messrs. Grause, Johnson, Speca and Sullivan and Ms. Krikorian currently serve as members of the Audit Committee. Mr. Sullivan serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee (formerly the Nominating Committee) that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Ms. Krikorian and Messrs. Grause, Johnson, Speca and Sullivan currently serve as members of the Governance Committee. Ms. Krikorian serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met five (5) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

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Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustees
Doran	None	None
Nesher	None	None
Independent Trustees
Grause	Over $100,000 (Westwood Short Duration High Yield Fund)	Over $100,000
Johnson	None	None
Krikorian	None	None
Speca	None	None
Sullivan	None	None

1	Valuation date is December 31, 2017.
2	The Funds are the only funds in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the Funds’ most recently completed fiscal year.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustees
Doran	$0	N/A	N/A	$0 for service on one (1) board
Nesher	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Grause	$111,968	N/A	N/A	$111,968 for service on one (1) board
Johnson	$111,968	N/A	N/A	$111,968 for service on one (1) board
Krikorian	$120,541	N/A	N/A	$120,541 for service on one (1) board
Speca	$111,968	N/A	N/A	$111,968 for service on one (1) board
Sullivan	$126,189	N/A	N/A	$126,189 for service on one (1) board

1	All funds in the Fund Complex are series of the Trust.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

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Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments, since 2012. Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A., from 2011 to 2012. Associate, Drinker Biddle & Reath LLP, from 2006 to 2011.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all funds of the Trust up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Sub-Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over-the-counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Funds’ pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

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Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of each Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Funds generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Funds generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Funds will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Funds will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Funds calculate NAV, the settlement price may not be available at the time at which each Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

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Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Funds calculate NAV. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

This general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The recently enacted tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "Tax Act") makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules only applicable to regulated investment companies ("RICs"), such as the Funds. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Funds.

Qualification as a Regulated Investment Company. Each Fund intends to qualify and elect to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that each Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

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Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. A Fund’s unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund’s Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment managers might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as RICs.

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Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares. It is not anticipated that any distributions by the Westwood Short Duration High Yield Fund will be eligible for the reduced tax rates applicable to qualified dividend income.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF or underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20%, regardless of how long the shareholder has owned the shares.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

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The Funds (or their administrative agents) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges, or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a long-term capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agents) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use the average basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund’s shares may not be changed after the settlement date of each such sale of a Fund’s shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the Funds’ ability to qualify as RICs, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds and may require the Funds to sell securities to mitigate the effect of these rules and prevent disqualification of the Funds as RICs at a time when the Adviser might not otherwise have chosen to do so.

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Certain derivative investment by the Funds, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the “Qualifying Income Test” described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the “Asset Test” with respect to such derivatives.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the Fund’s investment managers might not otherwise have chosen to do so.

With respect to investments in STRIPS, treasury receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Fund’s investment managers would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the same sources as described in the Qualifying Income Test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

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Certain Funds intend to invest in certain MLPs which may be treated as qualified publicly traded partnerships (“QPTPs”). Income from QPTPs is qualifying income for purposes of the Qualifying Income Test, but a Fund’s investment in one or more of such QPTPs is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Funds will monitor their investments in such QPTPs in order to ensure compliance with the Qualifying Income and Asset Tests.

Investments in QPTPs may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in QPTPs may at other times result in the Fund’s receipt of nontaxable cash distributions from a QPTP and if the Fund then distributes these nontaxable distributions to Fund shareholders, it could constitute a return of capital to Fund shareholders for federal income tax purposes. Any cash distributions received by a Fund from a QPTP in excess of the Fund’s tax basis therein generally will be considered to be gain from the sale or exchange of the Fund’s QPTP shares. A Fund’s tax basis in its investments in a QPTP generally is equal to the amount the Fund paid for its interests in the QPTP (i) increased by the Fund’s allocable share of the QPTP’s net income and certain QPTP debt, if any, and (ii) decreased by the Fund’s allocable share of the QPTP’s net losses and distributions received by the Fund from the QPTP.

MLPs and other partnerships that the Funds may invest in will deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.

REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

Certain Funds intend to invest in royalty trusts. Depending on the U.S. federal income tax classification of these royalty trusts in which a Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce qualifying income for purposes of the Qualifying Income Test. Additionally, a Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining its compliance with the Asset Test. Certain Canadian royalty trusts may be treated as a corporation for U.S. federal income tax purposes and distributions from such trusts may be qualifying income when received by a Fund. Each Fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a RIC under the Code.

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If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Certain Foreign Currency Tax Issues. A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders’ federal income tax. If a Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

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Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding. A Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), a Fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

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A non-U.S. entity that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in a Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

The Funds’ shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Funds execute transactions in the over-the-counter market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, an adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the advisers that the advantages of combined orders outweigh the possible disadvantages of combined orders.

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For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds paid the following aggregate brokerage commissions on portfolio transactions:

Fund	2015	2016	2017
Westwood LargeCap Value Fund	$58,167	$72,920	$74,076
Westwood Low Volatility Equity Fund	$69,884	$22,161	$40,837
Westwood SMidCap Plus Fund	$98,222	$100,842	$66,436
Westwood SMidCap Fund	$587,204	$700,222	$331,582
Westwood SmallCap Fund	$207,905	$224,220	$261,452
Westwood MLP and Strategic Energy Fund	$22,672[2]	$29,276	$23,409
Westwood Income Opportunity Fund	$709,891	$347,502	$390,178
Westwood Worldwide Income Opportunity Fund	$8,731[3]	$4,909	$2,006
Westwood Global Equity Fund	$7,594	$5,958	$15,584
Westwood Emerging Markets Fund	$451,155	$238,157	$263,053
Westwood Short Duration High Yield Fund	$0	$0	$0
Westwood Opportunistic High Yield Fund	$894[2]	$5	$118
Westwood Market Neutral Income Fund	$5,544[3]	$12,340	$20,279
Westwood Strategic Convertibles Fund	$2[3]	$0	$0
Westwood Emerging Markets Plus Fund	N/A1	N/A1	N/A1

1	Not in operation during the period.
2	Represents the period from December 29, 2014 (commencement of Fund operations) to October 31, 2015.
3	Represents the period from May 1, 2015 (commencement of Fund operations) to October 31, 2015.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, an adviser may select a broker based upon brokerage or research services provided to the adviser. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits an adviser, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, an adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. An adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement or the Sub-Adviser under the Sub-Advisory Agreement. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

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In some cases an adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the advisers face a potential conflict of interest, but the advisers believe that their allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

From time to time, an adviser may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the fiscal year ended October 31, 2017, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research services to an adviser:

Fund	Total Dollar Amount of Brokerage Commissions for Research Services[1]	Total Dollar Amount of Transactions Involving Brokerage Commissions for Research Services
Westwood LargeCap Value Fund	$69,717	$180,857,822
Westwood Low Volatility Equity Fund	$38,632	$100,053,610
Westwood SMidCap Plus Fund	$62,243	$110,319,477
Westwood SMidCap Fund	$312,329	$507,803,919
Westwood SmallCap Fund	$245,482	$254,994,299
Westwood MLP and Strategic Energy Fund	$22,089	$29,028,820
Westwood Income Opportunity Fund	$368,079	$780,777,982
Westwood Worldwide Income Opportunity Fund	$1,934	$3,376,768
Westwood Global Equity Fund	$15,454	$14,628,451
Westwood Emerging Markets Fund	$245,503	$230,276,463
Westwood Short Duration High Yield Fund	$0	$0
Westwood Opportunistic High Yield Fund	$0	$0
Westwood Market Neutral Income Fund	$20,279	$3,953,179
Westwood Strategic Convertibles Fund	$0	$0
Westwood Emerging Markets Plus Fund	N/A2	N/A2

1	Reported numbers only include commissions paid for an identified research service as part of an unbundled brokerage relationship and do not include any commissions paid for research services as part of bundled commissions for which the research portion is not distinguishable from the execution portion.
2	Not in operation during the period.

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Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended October 31, 2015, 2016 and 2017, the Funds did not pay any brokerage commissions on Fund transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) that each Fund held during its most recent fiscal year. During the fiscal year ended October 31, 2017, the Funds did not hold any securities of their “regular brokers or dealers.”

Portfolio Turnover Rates. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover. For the fiscal years ended October 31, 2016 and 2017, the Funds’ portfolio turnover rates were as follows:

Fund	Portfolio Turnover Rates
	2016	2017
Westwood LargeCap Value Fund	39%	44%
Westwood Low Volatility Equity Fund	39%	122%[2]
Westwood SMidCap Plus Fund	54%	38%
Westwood SMidCap Fund	82%	55%
Westwood SmallCap Fund	65%	56%
Westwood MLP and Strategic Energy Fund	44%	36%
Westwood Income Opportunity Fund	22%	34%
Westwood Worldwide Income Opportunity Fund	54%	41%
Westwood Global Equity Fund	17%	41%
Westwood Emerging Markets Fund	47%	25%
Westwood Short Duration High Yield Fund	54%	71%
Westwood Opportunistic High Yield Fund	60%	67%
Westwood Market Neutral Income Fund	99%	80%
Westwood Strategic Convertibles Fund	118%	125%
Westwood Emerging Markets Plus Fund	N/A1	N/A1

1	Not in operation during the period.
2	The portfolio turnover rate of the Westwood Low Volatility Equity Fund was higher during the fiscal year ended October 31, 2017 than the fiscal year ended October 31, 2016 because the Fund employed a different investment strategy prior to December 30, 2016.

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PORTFOLIO HOLDINGS

The Board has approved policies and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders, on the one hand, and those of the Adviser, Sub-Adviser, principal underwriter or any affiliated person of the Funds, the Adviser, Sub-Adviser or the principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (the “Authorized Person”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person reports at least quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31 and October 31). The Funds disclose a complete schedule of investments, following the second and fourth fiscal quarters, in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders.

Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Within 10 days of the end of each calendar quarter, each Fund, except for the Westwood MLP and Strategic Energy Fund, Westwood Global Equity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund, will post its complete portfolio holdings on the internet at http://www.westwoodfunds.com. The Westwood MLP and Strategic Energy Fund, Westwood Global Equity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund will post their top 10 holdings within 10 days of the end of each calendar quarter on the internet at http://www.westwoodfunds.com. These postings generally remain until replaced by new postings as described above. The Adviser may exclude any portion of a Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund.

The Funds’ policies and procedures provide that the Authorized Persons may authorize disclosure of portfolio holdings information to third parties at differing times and/or with different lag times then the information posted to the internet; provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program. No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, the Adviser, the Sub-Adviser and their affiliates or recipient of the Funds’ portfolio holdings information. The Funds will review a third party’s request for portfolio holdings information to determine whether the third party has legitimate business objectives in requesting such information.

The Adviser currently has three arrangements to provide Fund portfolio holdings information (including security name, ticker symbol, CUSIP, number of shares, current market value and percentage of portfolio, as well as percentage weightings for the Funds’ top ten holdings) to third parties prior to the date on which portfolio holdings information is posted on the Funds’ web site. In the first two arrangements, the Adviser provides portfolio holdings information with respect to both the Westwood Income Opportunity Fund and the Westwood MLP and Strategic Energy Fund as of the end of each month, with at least a 14 day lag, to Retirement Advisors of America (a PH&H Investments Company). In the third arrangement, the Adviser provides portfolio holdings with respect to the Westwood Short Duration High Yield Fund as of the end of each month, with at least a 14 day lag, to Oppenheimer Asset Management Inc. The information provided to these third parties, until made publicly available, is considered confidential and will not be distributed to the public nor traded upon. The Funds believe these disclosures serve a legitimate business purpose. No compensation is received by any Fund or the Adviser in connection with the disclosure of portfolio holdings information. The Trust’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

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In addition, the Funds’ service providers, such as the Custodian, Administrator and Transfer Agent, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. In addition to any contractual provisions relating to confidentiality of information that may be included in the service providers contract with the Trust, these arrangements impose obligations on the Funds’ service providers that would prohibit them from disclosing or trading on the Funds’ non-public information. Financial printers and pricing information vendors may receive portfolio holdings information, as necessary, in connection with their services to the Funds.

The portfolio holdings policy may not limit access to portfolio holdings information in all circumstances. For example, an adviser may manage accounts that have investment objectives and strategies similar to those of a Fund. Because these accounts are similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings or other portfolio characteristics of a Fund from the portfolio holdings in the investor’s account.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds’ shares, when issued, are fully paid and non-assessable.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

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PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser has delegated the responsibility for decisions regarding proxy voting for securities held by the Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund to the Sub-Adviser. The Adviser and the Sub-Adviser will each vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Funds’ complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling 1-877-FUND-WHG (1-877-386-3944) and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Adviser, the Administrator and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Funds, but are required to report their personal securities transactions for monitoring purposes. Certain Access Persons are prohibited from engaging in personal securities transactions in securities that are held by the Funds. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

As of February 2, 2018, the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of any class of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of a Fund’s outstanding shares may be deemed to “control” the Fund within the meaning of the 1940 Act. Shareholders controlling a Fund may have a significant impact on any shareholder vote of the Fund.

Westwood LargeCap Value Fund
Name and Address	Class of Shares	% of Class
WELLS FARGO BANK, NA FBO GL WILSON MUT FD 1041000637 PO BOX 1533 MINNEAPOLIS, MN 55480-1533	A Class	84.37%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	A Class	11.42%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Institutional	39.90%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Institutional	21.41%

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Westwood Low Volatility Equity Fund – Institutional Shares
Name and Address	% of Fund
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	76.09%
PROTRUST CO. 8401 W DODGE RD STE 256 OMAHA, NE 68114-3493	5.33%

Westwood SMidCap Plus Fund – Institutional Shares
Name and Address	% of Fund
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 111 HARTFORD HEALTHCARE 401(K) SYSTEM SUPPORT OFFICE 389 JOHN DOWNEY DR NEW BRITAIN, CT 06051-2924	46.53%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 111 HARTFORD HEALTHCARE SYSTEM SUPPORT OFFICE 389 JOHN DOWNEY DR NEW BRITAIN, CT 06051-2924	25.97%
STATE STREET BANK & TRUST COMPANY CUST U/A 12/21/2007 HANESBRANDS INC RETIREMENT SAVINGS PLAN 801 PENNSYLVANIA AVE KANSAS CITY, MO 64105-1307	7.84%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	6.74%

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Westwood SMidCap Fund – Institutional Shares
Name and Address	% of Fund
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	38.97%
STATE STREET BANK & TRUST COMPANY FBO BAE SYSTEMS 401K SAVINGS PLAN PO BOX 5501 BOSTON, MA 02206-5501	29.33%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	9.01%
BART 457 MODEL C/O ICMA RETIREMENT CORPORATION 777 NORTH CAPITOL STREET, NE WASHINGTON, DC 20002-4239	8.26%

Westwood SmallCap Fund – Institutional Shares
Name and Address	% of Fund
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	51.82%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	11.98%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246-6484	6.85%

Westwood MLP and Strategic Energy Fund – Institutional Shares
Name and Address	% of Fund
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	89.16%

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Westwood Income Opportunity Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	A Class	48.32%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	A Class	9.93%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO, CA 92121-3091	A Class	8.49%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Institutional	32.78%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Institutional	21.87%
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE, WI 53212-3958	Institutional	7.00%

Westwood Worldwide Income Opportunity Fund – Institutional Shares
Name and Address	% of Fund
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	49.39%
PROTRUST CO. 8401 W DODGE RD STE 256 OMAHA, NE 68114-3493	32.39%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE BENEFIT OF CUST ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	9.50%
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	6.70%

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Westwood Global Equity Fund – Institutional Shares
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Institutional	35.84%
PROTRUST CO. 8401 W DODGE RD STE 256 OMAHA, NE 68114-3493	Institutional	35.34%
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	Institutional	18.76%
WELLS FARGO BANK NA FBO TIMMERMAN & SONS FEEDING P/S PLAN 25067300 PO BOX 1533 MINNEAPOLIS, MN 55480-1533	Institutional	5.77%

Westwood Emerging Markets Fund
Name and Address	Class of Shares	% of Class
WESTWOOD MANAGEMENT CORP 200 CRESCENT CT STE 1200 DALLAS, TX 75201-1807	A Class	73.95%
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	A Class	18.27%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Institutional	65.67%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Institutional	19.40%

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Westwood Short Duration High Yield Fund
Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	A Class	79.17%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716-1100	A Class	15.89%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Institutional	56.30%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Institutional	17.35%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0002	Institutional	5.39%

Westwood Opportunistic High Yield Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Institutional	61.86%
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	Institutional	38.12%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Ultra	90.32%
PROTRUST CO. 8401 W DODGE RD STE 256 OMAHA, NE 68114-3493	Ultra	9.67%

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Westwood Market Neutral Income Fund
Name and Address	Class of Shares	% of Class
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE BENEFIT OF CUST ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	Institutional	87.06%
TD AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	Institutional	6.38%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	Ultra	100.00%

Westwood Strategic Convertibles Fund – Institutional Shares
Name and Address	% of Fund
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	75.78%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	9.53%
PROTRUST CO. 8401 W DODGE RD STE 256 OMAHA, NE 68114-3493	8.34%

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APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global RatingS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

• The nature of and provisions of the financial obligation; and the promise S&P imputes; and

• The protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as short term based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B –PROXY VOTING POLICIES AND PROCEDURES

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WESTWOOD MANAGEMENT CORP.

POLICIES AND PROCEDURES FOR PROXY VOTING

Policy.

Westwood, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities in a manner that is consistent with the best economic interests of the clients. Our Firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest, and our policy and practice further is to make information available to clients about the voting of proxies for their portfolio securities and to maintain relevant and required records.

Responsibility.

Westwood’s Data Management Team has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedures.

Westwood has engaged Broadridge for assistance with the proxy voting process for our clients. Broadridge is a leading provider of full service proxy voting services to the global financial industry. Westwood has also engaged Glass Lewis for assistance with proxy research and analysis. Glass Lewis provides complete analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. In most cases, we agree with Glass Lewis’s recommendations; however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than Glass Lewis if we believe it in the best interest of our clients.

Responsibility.

Westwood’s Data Management Team has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Background.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised.

Investment advisers who are registered with the SEC, and who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act (a) to adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, to furnish a copy to its clients; and (d) to maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Procedure.

Westwood has adopted the following procedures to implement the Firm’s proxy voting policy, in addition to adopting the Glass Lewis Proxy Voting Guidelines, and conducts reviews to monitor and ensure the Firm’s policy is observed, implemented properly and amended or updated, as appropriate:

Proxy Voting Records.

With respect to proxy record keeping, Westwood maintains complete files for all clients. These files include a listing of all proxy material sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A voting summary will be furnished upon request.

 B-2

Voting Procedures.

a.	All employees forward any proxy materials received on behalf of clients to Broadridge. Westwood has engaged Broadridge for assistance with the proxy voting process for our clients, and Glass Lewis provides voting recommendations;
b.	Broadridge has access to holders records and determines which client accounts hold the security to which the proxy relates;
c.	Absent material conflicts, Broadridge, with the vote recommendations from Glass Lewis, determines how Westwood should vote the proxy in accordance with applicable voting guidelines;
d.	Westwood’s analysts review the Glass Lewis proxy voting recommendations on a bi-monthly basis. The analysts may choose to vote differently than Glass Lewis if they believe it is in the best interest of the client;
e.	If Westwood chooses to vote differently than Glass Lewis, then Westwood overwrites the Glass Lewis recommendation on the ProxyEdge platform. If Westwood agrees with the Glass Lewis recommendations, no action is necessary; and
f.	Broadridge completes the proxy and mails the proxy in a timely and appropriate manner.

Disclosure.

a.	Westwood provides required disclosures in Form ADV Part 2A, which summarizes these proxy voting policies and procedures and includes a statement that clients may request information regarding how Westwood voted a client’s proxies;
b.	Westwood’s disclosure summary includes a description of how clients may obtain a copy of the Firm's proxy voting policies and procedures;
c.	Westwood’s proxy voting practice is disclosed in the Firm's advisory agreements; and
d.	The Data Management Team also sends a copy of this summary to all existing clients who have previously received Westwood’s Disclosure Brochures, or the Data Management Team may send each client the amended Disclosure Brochures. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information.

a.	All client requests for information regarding proxy votes or regarding policies and procedures that are received by any supervised person should be forwarded to the Data Management Team; and
b.	In response to any request, the Data Management Team prepares a written response to the client with the information requested, and, as applicable, includes the name of the issuer, the proposal voted upon, and how Westwood voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines.

a.	Westwood has engaged Broadridge and Glass Lewis for assistance with the proxy voting process for our clients; and
b.	Westwood analysts review the Glass Lewis proxy voting recommendations using the following guidelines:
i.	In the absence of specific voting guidelines from the client, Westwood votes proxies in the best interests of each particular client;
ii.	Westwood’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client;
iii.	Clients are permitted to place reasonable restrictions on Westwood’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities;
iv.	Westwood generally votes in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services;
v.	Westwood generally votes against proposals that cause board members to become entrenched or cause unequal voting rights; and
vi.	In reviewing proposals, Westwood further considers the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

 B-3

Conflicts of Interest.

a.	Westwood conducts periodic reviews to identify any conflicts that exist between the interests of the Firm and the client by reviewing the relationship of Westwood with the issuer of each security to determine if Westwood or any of its supervised persons has any financial, business or personal relationship with the issuer;
b.	If a material conflict of interest exists, Westwood will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation; and
c.	Westwood will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping.

The Data Management Team retains the following proxy records in a spreadsheet in accordance with the SEC’s five-year retention requirement:

a.	These policies and procedures and any amendments;
b.	Each proxy statement that Westwood receives;
c.	A record of each vote that Westwood casts;
d.	Any document Westwood created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Data Management Team or proxy committee, if applicable; and
e.	A copy of each written request from a client for information on how Westwood voted such client’s proxies, and a copy of any written response.

In addition to conducting initial due diligence, Westwood monitors and reviews all third-party proxy services to evaluate any conflicts of interest, consistency of voting with guidelines, and fees and disclosures, among other things. The Data Management Team maintains documentation of Westwood’s due diligence reviews.

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SKY Harbor Capital Management, LLC (“SKY Harbor”)

Proxy Voting Policies and Procedures

1.	General

Rule 206(4)-6, promulgated under the Investment Advisers Act of 1940 as amended (the “Advisers Act”), imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. Under the Advisers Act, an adviser is a fiduciary that owes each of its clients the duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. To satisfy its duty of loyalty, the adviser must cast the proxy votes in a manner consistent with the best interest of its client and must not subrogate client interests to its own.

Because SKY Harbor primarily invests in debt securities issued by US corporations, the Firm does not normally receive many proxy proposals with respect to most of its client accounts. On occasion as holders of debt securities on behalf of its clients, SKY Harbor may be asked to vote on a corporate restructuring plan. Those requests are generally treated as corporate actions rather than proxy voting.

However, to the extent that SKY Harbor has investment discretion to hold equity securities on behalf of a client account, it can be expected to receive proxy voting forms in the ordinary course of business. These policies and procedures are designed to reasonably ensure that SKY Harbor votes proxies in the best interest of those client accounts where SKY Harbor has explicit or implicit proxy voting authority.

2.	Proxy Guidelines

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When SKY Harbor has discretion to vote the proxies of its clients, it shall vote those proxies in the best interest of its clients and in accordance with these policies and procedures. SKY Harbor’s portfolio managers in conjunction with our Chief Compliance Officer (“CCO”) and Chief Administrative Officer have the ultimate responsibility for the implementation and monitoring of our proxy voting policy and procedures including resolving conflicts of interest, recordkeeping and disclosure. As a matter of policy, SKY Harbor principals, officers and employees will not be influenced by outside sources whose interests conflict with the interests of its clients.

In addition, unless prior approval is obtained from SKY Harbor’s CCO, the following guidelines apply:

(a)	All communications regarding proxy voting issues or corporate actions between companies or their agents, or with fellow shareholders, are to be for the sole purpose of expressing SKY Harbor’s concerns for its clients’ interests.

(b)	SKY Harbor, except as generally described below, will not announce its specific voting intentions and reasons thereof.

(c)	SKY Harbor will not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

SKY Harbor shall process proxies and maintain proxy voting records pursuant to SEC rules and regulations, and attempt whenever reasonably practical to process every vote it receives for all proxies. In accordance with SEC guidelines, however, SKY Harbor’s duty of care to monitor corporate events and to vote proxies does not mean that SKY Harbor must exercise every opportunity to vote a proxy on behalf of its clients. There may be situations in which SKY Harbor will not vote proxies. For example:

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•	Clients may agree that SKY Harbor will abstain from voting any proxies, whether or not the client chooses to vote them, or the client may agree that SKY Harbor will focus resources only on particular types of proposals based on the client’s preference.

•	If in its judgment the cost of voting a proxy outweighs the benefit of voting, SKY Harbor may refrain from processing that vote.

•	SKY Harbor may not have sufficient time to process the vote. For example, through no fault of its own, SKY Harbor may receive a meeting notice from the issuer too late for processing all relevant materials.

•	If SKY Harbor has pending sell orders or intends to sell, SKY Harbor may choose not to vote the proxies for those meetings in order to facilitate the sale of those securities. Although SKY Harbor may hold shares on an issuer’s record date, should a decision to sell the shares before the issuer’s scheduled meeting date is made, SKY Harbor may ultimately decide not to vote those shares.

•	Generally, SKY Harbor will decline to vote proxies on foreign securities (to the extent we invest in any) that are subject to share blocking restrictions.

If a SKY Harbor portfolio manager determines that the interests of clients are best served by departing from voting management recommendations, approval must be obtained by the CCO or designee. SKY Harbor will comply with the Conflicts of Interest section of this policy set forth below.

In the absence of specific voting instructions from the client, SKY Harbor shall vote proxies in the best interest of each client account holding the affected securities, even where such voting may result in different voting results for the proxies of the same issuer arising from differing client interests. SKY Harbor believes that voting proxies in accordance with the guidelines set forth herein are in the best interest of its clients.

SKY Harbor shall generally vote in favor of routine corporate housekeeping proposals, including election of directors (absent material corporate governance issues), selection of auditors, and increases in or reclassification of common stock.

For other proposals, SKY Harbor shall determine whether a proposal is in the best interest of its client and take into account factors including but not limited to the following:

(i)	Whether the proposal is recommended by management in light of SKY Harbor’s opinion of the quality of the incumbent management;

(ii)	Whether the proposal acts to entrench existing management or conversely to protect competent management against inappropriate outside influence;

(iii)	Whether the proposal fairly compensates management for past or future performance; and

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(iv)	Whether the proposal is consistent with industry standards and corporate governance best practices.

3.	Proxy Procedures

All proxies received by SKY Harbor are forwarded to the Corporate Actions Team (which includes the Chief Administrative Officer). The Corporate Actions Team upon receipt of proxy voting forms shall:

1)	Keep a record of each proxy received;

2)	Forward the proxy to the appropriate Portfolio Manager;

3)	Determine what account(s) managed by SKY Harbor hold the corresponding securities;

4)	Provide the Portfolio Manager with a list of accounts that hold the subject securities, together with the number of votes each account controls (reconciling any duplications), and the date by which SKY Harbor must vote the proxy to allow enough time for the completed proxy form to be returned before the vote takes place; and

5)	Absent material conflicts (see Section 4 below), the Portfolio Manager shall determine how SKY Harbor will vote the proxy. The Portfolio Manager shall communicate its decision confirmed in writing (by email) to the Operations Team and the designated member of the Operations Team under the supervision of the Chief Administrative Officer shall submit the completed proxy in a timely and appropriate manner in accordance with the accompanying instructions to the proxy form and comply with the SKY Harbor record-keeping procedures set forth herein.

4.	Conflicts of Interest

SKY Harbor shall endeavor to identify any conflicts that exist between it and its clients by reviewing whether any relationship exists between SKY Harbor and the issuer of each security to determine whether SKY Harbor or any of its principals, officers, employees or affiliates have any financial, business, family, or personal relationship with the issuer that may impair SKY Harbor’s ability to vote the proxy in the best interest of the client.

If a material conflict of interest exists, SKY Harbor in consultation with its CCO shall determine whether voting in accordance with voting guidelines and factors set forth herein serves the best interests of the client. SKY Harbor shall also determine whether it is appropriate under the circumstances to disclose the conflict, and subject to applicable law or contractual provisions in the Investment Management Agreement, give the client the opportunity to vote their proxies themselves, or to address the voting issue through other means.

5.	Recordkeeping

In accordance with Advisers Act Rule 204-2, as amended, SKY Harbor shall retain for a period of no less than five years (i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of clients; (iv) records of client written requests for proxy voting information and any written response from SKY Harbor (to either a written or oral request) and (v) any documents prepared by SKY Harbor that were material to making a decision how to vote, or that memorialized the basis for the decision.

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All client requests for information regarding proxy votes, or policies and procedures received by any employee should be forwarded to the Chief Compliance Officer. Clients may contact the Chief Compliance Officer by e-mail at geng@skyhcm.com or by telephone at (203) 769-8800 to obtain information on how SKY Harbor voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the CCO or Chief Administrative Officer shall prepare a written response to the client that discloses, with respect to each vote proxy in which the client has inquired, the (i) name of the issuer (ii) proposal voted upon and (iii) vote.

6.	Duty to Oversee Proxy Advisory Firms Retained by SKY Harbor

In the event that SKY Harbor decides to retain a third party proxy advisory firm to assist it in voting and record-keeping of proxies, SKY Harbor shall conduct due diligence beforehand by soliciting information from industry sources, soliciting competitive proposals, or by reviewing publicly available information. SKY Harbor shall only retain a third party proxy advisory firm when SKY Harbor is reasonably satisfied that such a third party proxy advisory firm has the capacity and competency to provide SKY Harbor with proxy advisory services necessary and sufficient for SKY Harbor to discharge its fiduciary duty in voting proxies in accordance with SEC rules and regulations.

February 8, 2017

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PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) Amended and Restated Agreement and Declaration of Trust of The Advisors' Inner Circle Fund (the “Registrant”) dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit (1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the U.S. Securities and Exchange Commission (the "SEC") via EDGAR Accession No. 0000950109-97-001691 on February 27, 1997.

(a)(2) Amendment No. 1, dated May 15, 2012, to the Registrant's Amended and Restated Agreement and Declaration of Trust dated July 18, 1991, as amended and restated February 18, 1997, is incorporated herein by reference to exhibit (a)(2) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(b) Registrant's Second Amended and Restated By-Laws are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 179 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000087 on February 28, 2012.

(c) Not Applicable.

(d)(1)(i) Investment Advisory Agreement, dated May 3, 1995, between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (5)(g) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0000950109-96-001199 on February 28, 1996.

(d)(1)(ii) Amended and Restated Schedule, dated May 19, 1998, to the Investment Advisory Agreement, dated May 3, 1995, between the Registrant and First Manhattan Co. is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001047469-98-021496 on May 21, 1998.

(d)(1)(iii) Investment Advisory Agreement, dated March 15, 1999, between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-01-500070 on June 22, 2001.

(d)(1)(iv) Amended Schedule A, dated May 13, 2014, to the Investment Advisory Agreement, dated March 15, 1999, between the Registrant and LSV Asset Management is incorporated herein by reference to exhibit (d)(1)(v) of Post-Effective Amendment No. 235 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000403 on June 10, 2014.

(d)(1)(v) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Acadian Asset Management LLC (formerly, Acadian Asset Management, Inc.) is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(vi) Amended Schedule A to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Acadian Asset Management LLC (formerly, Acadian Asset Management, Inc.) is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No. 127 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10- 000392 on September 3, 2010.

(d)(1)(vii) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Cambiar Investors, LLC is incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(viii) Amended Schedule A, dated August 30, 2016, to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Cambiar Investors, LLC is incorporated herein by reference to exhibit (d)(1)(viii) of Post-Effective Amendment No. 267 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001529 on August 26, 2016.

(d)(1)(ix) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Investment Counselors of Maryland, LLC is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(x) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and C.S. McKee, L.P. is incorporated herein by reference to exhibit (d)(24) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(xi) Investment Advisory Agreement, dated October 10, 2016, between the Registrant and Rice Hall James & Associates LLC is incorporated herein by reference to exhibit (d)(1)(xi) of Post-Effective Amendment No. 277 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000154 on February 28, 2017.

(d)(1)(xii) Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Thompson, Siegel & Walmsley LLC (formerly, Thompson, Siegel & Walmsley, Inc.) is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-02-000263 on August 30, 2002.

(d)(1)(xiii) Amendment and Revised Schedule A, dated June 1, 2010, to the Investment Advisory Agreement, dated June 24, 2002, between the Registrant and Thompson, Siegel & Walmsley LLC (formerly, Thompson, Siegel & Walmsley, Inc.) is incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No. 126 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000336 on August 30, 2010.

(d)(1)(xiv) Investment Advisory Agreement, dated May 28, 2004, between the Registrant and Haverford Investment Management, Inc. is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 79 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-05-000093 on February 25, 2005.

(d)(1)(xv) Investment Advisory Agreement, dated December 16, 2005, between the Registrant and Westwood Management Corp. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 88 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-06-000081 on February 28, 2006.

(d)(1)(xvi) Amended Schedule A, dated [ ], to the Investment Advisory Agreement, dated December 16, 2005, between the Registrant and Westwood Management Corp., to be filed by amendment.

(d)(1)(xvii) Investment Advisory Agreement, dated February 27, 2006, between the Registrant and Edgewood Management LLC is incorporated herein by reference to exhibit (d)(33) of Post-Effective Amendment No. 95 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000007 on January 12, 2007.

(d)(1)(xviii) Investment Advisory Agreement, dated March 10, 2010, between the Registrant and Sands Capital Management, LLC is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 123 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-10-000173 on April 30, 2010.

(d)(1)(xix) Investment Advisory Agreement, dated March 24, 2011, between the Registrant and AlphaOne Investment Services, LLC is incorporated herein by reference to exhibit (d)(35) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xx) Amended Schedule A, dated December 19, 2017, to the Investment Advisory Agreement, dated March 24, 2011, between the Registrant and AlphaOne Investment Services, LLC, is incorporated herein by reference to exhibit (d)(1)(xx) of Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001158 on December 21, 2017.

(d)(1)(xxi) Investment Advisory Agreement, dated June 20, 2011, between the Registrant and Loomis, Sayles & Company, L.P. is incorporated herein by reference to exhibit (d)(37) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xxii) Investment Advisory Agreement, dated February 20, 2012, between the Registrant and Hamlin Capital Management, LLC is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 183 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000195 on March 28, 2012.

(d)(1)(xxiii) Investment Advisory Agreement, dated February 3, 2012, between the Trust and Thomson Horstmann & Bryant, Inc. is incorporated herein by reference to exhibit (d)(45) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(1)(xxiv) Amended Schedule A to the Investment Advisory Agreement, dated February 3, 2012, between the Trust and Thomson Horstmann & Bryant, Inc. is incorporated herein by reference to exhibit (d)(49) of Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000589 on October 9, 2013.

(d)(1)(xxv) Investment Advisory Agreement, dated May 1, 2014, between the Registrant and Cornerstone Advisors, Inc. is incorporated herein by reference to exhibit (d)(1)(xxviii) of Post-Effective Amendment No. 236 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(1)(xxvi) Amended Schedule A, dated August 30, 2016, to the Investment Advisory Agreement, dated May 1, 2014, between the Registrant and Cornerstone Advisors, Inc. is incorporated herein by reference to exhibit (d)(1)(xxvii) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(d)(1)(xxvii) Investment Advisory Agreement, dated January 31, 2013, between the Registrant and Harvest Global Investments Limited is incorporated herein by reference to exhibit (d)(1)(xxix) of Post-Effective Amendment No. 236 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(1)(xxviii) Investment Advisory Agreement, dated September 3, 2013, between the Registrant and AT Investment Advisers, Inc. (formerly, Stein Roe Investment Counsel, Inc.) is incorporated herein by reference to exhibit (d)(1)(xxx) of Post-Effective Amendment No. 236 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(1)(xxix) Amended Schedule A, dated December 13, 2017, to the Investment Advisory Agreement, dated September 13, 2013, between the Registrant and AT Investment Advisers, Inc. (formerly, Stein Roe Investment Counsel, Inc.), is incorporated herein by reference to exhibit (d)(1)(xxix) of Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001113 on December 13, 2017.

(d)(1)(xxx) Investment Advisory Agreement, dated July 3, 2013, between the Registrant and Fayez Sarofim & Co. is incorporated herein by reference to exhibit (d)(74) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(d)(2)(i) Investment Sub-Advisory Agreement, dated December 27, 2011, between Westwood Management Corp. and SKY Harbor Capital Management, LLC, relating to the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund, is incorporated herein by reference to exhibit (d)(29) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(2)(ii) Amended Schedule A, dated November 17, 2014, to the Investment Sub-Advisory Agreement, dated December 27, 2011, between Westwood Management Corp. and SKY Harbor Capital Management, LLC, relating to the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund, is incorporated herein by reference to exhibit (d)(2)(ii) of Post-Effective Amendment No. 248 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000803 on December 29, 2014.

(d)(2)(iii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Parametric Portfolio Associates® LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(ii) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(iv) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and LSV Asset Management, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(iii) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(v) Amended and Restated Schedule A, dated January 16, 2018, to the Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and LSV Asset Management, relating to the Cornerstone Advisors Global Public Equity Fund, is filed herewith.

(d)(2)(vi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Harris Associates L.P., relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(iv) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(vii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Thornburg Investment Management, Inc., relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(v) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(viii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Marsico Capital Management, LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(vi) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(ix) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Cramer Rosenthal McGlynn LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(viii) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(x) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Fairpointe Capital LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(ix) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Phocas Financial Corporation, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(x) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Allianz Global Investors U.S. LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xi) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xiii) Investment Sub-Advisory Agreement, dated July 18, 2017, between Cornerstone Advisors, Inc. and Allianz Global Investors U.S. LLC, relating to the Cornerstone Advisors Income Opportunities Fund, is filed herewith.

(d)(2)(xiv) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Acadian Asset Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xii) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xv) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Driehaus Capital Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xiii) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xvi) Amended Schedule A, dated [ ], to the Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Driehaus Capital Management LLC, relating to the Cornerstone Advisors Global Public Equity Fund, to be filed by amendment.

(d)(2)(xvii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and OFI SteelPath, Inc., relating to the Cornerstone Advisors Income Opportunities Fund, is incorporated herein by reference to exhibit (d)(2)(xiv) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xviii) Amendment, dated May 18, 2016, to the Investment Sub-Advisory Agreement between Cornerstone Advisors, Inc. and OFI SteelPath, Inc., relating to the Cornerstone Advisors Income Opportunities Fund, is incorporated herein by reference to exhibit (d)(2)(xv) of Post-Effective Amendment No. 277 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000154 on February 28, 2017.

(d)(2)(xix) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and ClariVest Asset Management LLC, relating to the Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xvi) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xx) Amended Schedule A, dated December 15, 2014, to the Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and ClariVest Asset Management LLC, relating to the Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xvii) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(d)(2)(xxi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Kayne Anderson Capital Advisors, L.P., relating to the Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(2)(xvii) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xxii) Amendment, dated September [XX], 2017, to the Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Kayne Anderson Capital Advisors, L.P., relating to the Cornerstone Advisors Real Assets Fund, to be filed by amendment.

(d)(2)(xxiii) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and BlackRock Financial Management, Inc., relating to the Cornerstone Advisors Real Assets Fund, is incorporated herein by reference to exhibit (d)(2)(xviii) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xxiv) Investment Sub-Advisory Agreement, dated September 5, 2014, between Cornerstone Advisors, Inc. and Numeric Investors, LLC, relating to the Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(2)(xx) of Post-Effective Amendment No. 272 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001815 on October 31, 2016.

(d)(2)(xxv) Amended and Restated Schedule A, dated November 16, 2016, to the Investment Sub-Advisory Agreement, dated September 5, 2014, between Cornerstone Advisors, Inc. and Numeric Investors, LLC, relating to the Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(2)(xxii) of Post-Effective Amendment No. 277 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000154 on February 28, 2017.

(d)(2)(xxvi) Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and Strategic Income Management, LLC, relating to the Cornerstone Advisors Income Opportunities Fund, is incorporated herein by reference to exhibit (d)(2)(xx) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xxvii) Investment Sub-Advisory Agreement, dated June 3, 2014, between Cornerstone Advisors, Inc. and AJO, LP, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(2)(xxi) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xxviii) Amended Schedule A, dated August 31, 2015, to the Investment Sub-Advisory Agreement, dated June 3, 2014, between Cornerstone Advisors, Inc. and AJO, LP, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(2)(xxiii) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(d)(2)(xxix) Investment Sub-Advisory Agreement, dated June 3, 2014, between Cornerstone Advisors, Inc. and Wells Fargo Portfolio Risk Advisors, a Division of Structured Asset Investors, LLC, relating to the Cornerstone Advisors Public Alternatives Fund, is incorporated herein by reference to exhibit (d)(2)(xxii) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(d)(2)(xxx) Investment Sub-Advisory Agreement, dated January 15, 2016, between Cornerstone Advisors, Inc. and Robert W. Baird & Co. Incorporated, relating to the Cornerstone Advisors Global Public Equity Fund, is incorporated herein by reference to exhibit (d)(2)(xxv) of Post-Effective Amendment No. 263 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001304 on April 29, 2016.

(d)(2)(xxxi) Investment Sub-Advisory Agreement, dated August 24, 2016, between Cornerstone Advisors, Inc. and Franklin Advisers, Inc., relating to the Cornerstone Advisors Core Plus Bond Fund, is incorporated herein by reference to exhibit (d)(2)(xxvi) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(d)(2)(xxxii) Investment Sub-Advisory Agreement, dated August 24, 2016, between Cornerstone Advisors, Inc. and Loomis, Sayles & Company, L.P., relating to the Cornerstone Advisors Core Plus Bond Fund, is incorporated herein by reference to exhibit (d)(2)(xxvii) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(d)(2)(xxxiii) Investment Sub-Advisory Agreement, dated August 24, 2016, between Cornerstone Advisors, Inc. and Metropolitan West Asset Management LLC, relating to the Cornerstone Advisors Core Plus Bond Fund, is incorporated herein by reference to exhibit (d)(2)(xxviii) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(d)(2)(xxxiv) Investment Sub-Advisory Agreement, dated August 24, 2016, between Cornerstone Advisors, Inc. and Prime Advisors, Inc., relating to the Cornerstone Advisors Core Plus Bond Fund, is incorporated herein by reference to exhibit (d)(2)(xxix) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(d)(2)(xxxv) Investment Sub-Sub-Advisory Agreement, dated [ ], between BlackRock Financial Management, Inc. and BlackRock International Limited, relating to the Cornerstone Advisors Real Assets Fund, to be filed by amendment.

(d)(2)(xxxvi) Investment Sub-Advisory Agreement, dated December 20, 2017, between AlphaOne Investment Services, LLC and Villanova Investment Management Company LLC, relating to the AlphaOne VIMCO Small Cap Value Fund, is incorporated herein by reference to exhibit (d)(2)(xxxii) of Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001158 on December 21, 2017.

(d)(3)(i) Amended and Restated Expense Limitation Agreement, dated February 13, 2013, between the Registrant and LSV Asset Management, relating to the LSV Funds, is incorporated herein by reference to exhibit (d)(10) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(ii) Amended Schedule A, dated May 13, 2014, to the Amended and Restated Expense Limitation Agreement, dated February 13, 2013, between the Registrant and LSV Asset Management, relating to the LSV Funds, is incorporated herein by reference to exhibit (d)(3)(ii) of Post-Effective Amendment No. 235 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000403 on June 10, 2014.

(d)(3)(iii) Amended and Restated Expense Limitation Agreement, dated September 1, 2016, between the Registrant and Cambiar Investors, LLC, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (d)(3)(iii) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001670 on September 1, 2016.

(d)(3)(iv) Amended Schedule A, dated [ ], to the Amended and Restated Expense Limitation Agreement, dated September 1, 2016, between the Registrant and Cambiar Investors, LLC, relating to the Cambiar Funds, to be filed by amendment.

(d)(3)(v) Amended and Restated Expense Limitation Agreement, dated February 23, 2016, between the Registrant and Rice Hall James & Associates, LLC, relating to the Rice Hall James Funds, is incorporated herein by reference to exhibit (d)(3)(vi) of Post-Effective Amendment No. 263 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001304 on April 29, 2016.

(d)(3)(vi) Expense Limitation Agreement, dated March 1, 2008, between the Registrant and Haverford Investment Management, Inc., relating to the Haverford Quality Growth Stock Fund, is incorporated herein by reference to exhibit (d)(25) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(vii) Amended and Restated Expense Limitation Agreement, dated February 10, 2015, between the Registrant and Westwood Management Corp., relating to the Westwood Funds, is incorporated herein by reference to exhibit (d)(3)(ix) of Post-Effective Amendment No. 254 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000298 on April 20, 2015.

(d)(3)(viii) Amended Schedule A, dated [ ], to the Amended and Restated Expense Limitation Agreement, dated February 10, 2015, between the Registrant and Westwood Management Corp., relating to the Westwood Funds, to be filed by amendment.

(d)(3)(ix) Amended and Restated Expense Limitation Agreement between the Registrant and Edgewood Management LLC, relating to the Edgewood Growth Fund, to be filed by amendment.

(d)(3)(x) Expense Limitation Agreement, dated March 31, 2010, between the Registrant and Sands Capital Management, LLC, relating to the Sands Capital Global Growth Fund, is incorporated herein by reference to exhibit (d)(34) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(xi) Expense Limitation Agreement, effective as of March 28, 2011, between the Registrant and AlphaOne Investment Services, LLC, relating to the AlphaOne Small Cap Opportunities Fund, is incorporated herein by reference to exhibit (d)(43) of Post-Effective Amendment No. 154 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000353 on June 29, 2011.

(d)(3)(xii) Amended Schedule A, dated December 19, 2017, to the Expense Limitation Agreement, effective as of March 28, 2011, between the Registrant and AlphaOne Investment Services, LLC, relating to the AlphaOne Funds, is incorporated herein by reference to exhibit (d)(3)(xi) of Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001158 on December 21, 2017.

(d)(3)(xiii) Expense Limitation Agreement, dated December 15, 2011, between the Registrant and Loomis, Sayles & Company, L.P., relating to the Loomis Sayles Full Discretion Institutional Securitized Fund, is incorporated herein by reference to exhibit (d)(38) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(xiv) Amended and Restated Expense Limitation Agreement, dated April 30, 2013, between the Registrant and Hamlin Capital Management, LLC, relating to the Hamlin High Dividend Equity Fund, is incorporated herein by reference to exhibit (d)(42) of Post-Effective Amendment No. 210 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000257 on April 30, 2013.

(d)(3)(xv) Expense Limitation Agreement, dated March 28, 2012, between the Registrant and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund, is incorporated herein by reference to exhibit (d)(46) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(d)(3)(xvi) Amended Schedule A to the Expense Limitation Agreement, dated March 28, 2012, between the Registrant and Thomson Horstmann & Bryant, Inc., relating to the Thomson Horstmann & Bryant MicroCap Fund, is incorporated herein by reference to exhibit (d)(50) of Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000589 on October 9, 2013.

(d)(3)(xvii) Expense Limitation Agreement, dated January 31, 2013, between the Registrant and Harvest Global Investments Limited, relating to the Harvest Funds, is incorporated herein by reference to exhibit (d)(3)(xix) of Post-Effective Amendment No. 236 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(d)(3)(xviii) Expense Limitation Agreement, dated February 23, 2016, between the Registrant and AT Investment Advisers, Inc., relating to the AT Disciplined Equity Fund, AT Income Opportunities Fund and AT Mid Cap Equity Fund, is incorporated herein by reference to exhibit (d)(3)(xix) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(d)(3)(xix) Expense Limitation Agreement, dated December 13, 2017, between the Registrant and AT Investment Advisers, Inc., relating to the AT All Cap Growth Fund and AT Equity Income Fund, is incorporated herein by reference to exhibit (d)(3)(xviii) of Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001113 on December 13, 2017.

(d)(3)(xx) Expense Limitation Agreement, effective as of July 3, 2013, between the Registrant and Fayez Sarofim & Co., relating to the Sarofim Equity Fund, is incorporated herein by reference to exhibit (d)(75) of Post-Effective Amendment No. 219 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000386 on July 26, 2013.

(e)(1)(i) Distribution Agreement, dated November 14, 1991, as amended and restated November 14, 2005, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company) is incorporated herein by reference to exhibit (e)(1)(i) of Post-Effective Amendment No. 252 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000094 on February 27, 2015.

(e)(1)(ii) Amendment No. 1, effective as of August 30, 2010, to the Distribution Agreement, dated November 14, 1991, as amended and restated November 14, 2005, between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated herein by reference to exhibit (e)(3) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(e)(2) Revised Form of Amended Sub-Distribution and Servicing Agreement for SEI Investments Distribution Co., dated October 2007, is incorporated herein by reference to exhibit (e)(2) of Post-Effective Amendment No. 76 to the Registration Statement of The Advisors' Inner Circle Fund II (File No. 033-50718), filed with the SEC via EDGAR Accession No. 0001135428-08-000222 on May 30, 2008.

(f) Not applicable.

(g)(1)(i) Amended and Restated Custody Agreement, dated February 12, 2013, between the Registrant and U.S. Bank, National Association, is incorporated herein by reference to exhibit (g)(1)(i) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(g)(1)(ii) Amendment, dated November 6, 2013, to the Amended and Restated Custody Agreement dated February 12, 2013 between the Registrant and U.S. Bank, National Association, is incorporated herein by reference to exhibit (g)(1)(ii) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(g)(2)(i) Custodian Agreement, dated June 26, 2001, between the Registrant and MUFG Union Bank, N.A. (formerly, Union Bank of California, N.A.) is incorporated herein by reference to exhibit (g)(2)(i) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(g)(2)(ii) Amended Appendix B, dated November 21, 2017, to the Custodian Agreement, dated June 26, 2001, between the Registrant and MUFG Union Bank, N.A. (formerly, Union Bank of California, N.A.), is incorporated herein by reference to exhibit (g)(2)(ii) of Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001158 on December 21, 2017.

(g)(3)(i) Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(i) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(g)(3)(ii) Amendment, dated May 12, 2015, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(ii) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(g)(3)(iii) Amendment, dated November 6, 2015, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(iii) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(g)(3)(iv) Amendment, dated August 25, 2016, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to exhibit (g)(3)(iv) of Post-Effective Amendment No. 272 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001815 on October 31, 2016.

(h)(1)(i) Administration Agreement, dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, is incorporated herein by reference to exhibit (h)(3) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(h)(1)(ii) Amendment, dated June 11, 2014, relating to the LSV Funds, to the Administration Agreement, dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, is incorporated herein by reference to exhibit (h)(1)(ii) of Post-Effective Amendment No. 236 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000442 on June 24, 2014.

(h)(1)(iii) Amendment, dated May 18, 2016, to the Administration Agreement, dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, is incorporated herein by reference to exhibit (h)(1)(iii) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001670 on September 1, 2016.

(h)(1)(iv) Form of Amendment to the Administration Agreement, dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services, is filed herewith.

(h)(2)(i) Transfer Agency and Service Agreement, dated January 15, 2003, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(62) of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000495 on August 28, 2003.

(h)(2)(ii) AML Delegation Amendment, dated May 20, 2003, to the Transfer Agency and Service Agreement, dated January 15, 2003, between the Registrant and State Street Bank and Trust Company is incorporated herein by reference to exhibit (h)(65) of Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-03-000630 on December 29, 2003.

(h)(2)(iii) Amendment to and Assignment of Transfer Agency and Services Agreement, dated [ ], between the Registrant and State Street Bank and Trust Company, to be filed by amendment.

(h)(2)(iv) Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc., is incorporated herein by reference to exhibit (h)(7) of Post-Effective Amendment No. 190 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000262 on May 23, 2012.

(h)(2)(v) Amendment, dated April 1, 2009, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(2)(vi) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(h)(2)(vi) Amended Fee Schedule, dated August 30, 2012, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(10) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(h)(2)(vii) Amendment, dated November 13, 2013, to the Agency Agreement, dated April 1, 2006, between the Registrant and DST Systems, Inc. is incorporated herein by reference to exhibit (h)(2)(viii) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(h)(2)(viii) Transfer Agency Services Agreement, dated November 14, 2012, between the Registrant and Atlantic Shareholder Services, LLC, is filed herewith.

(h)(2)(ix) Amendment, dated November 19, 2013, to the Transfer Agency Services Agreement, dated November 14, 2012, between the Registrant and Atlantic Shareholder Services, LLC, is filed herewith.

(h)(3)(i) Shareholder Services Plan is incorporated herein by reference to exhibit (h)(3) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(h)(3)(ii) Amended Exhibit A to the Shareholder Services Plan, is incorporated herein by reference to exhibit (h)(3)(ii) of Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001113 on December 13, 2017.

(h)(4)(i) Securities Lending Agency Agreement, dated October 23, 2012, between the Registrant and Securities Lending Finance Trust Company, is filed herewith.

(h)(4)(ii) Securities Lending Authorization Agreement, dated November 3, 2014, between BNP Paribas, New York Branch and Edgewood Growth Fund, is filed herewith.

(h)(4)(iii) First Amendment, dated February 3, 2015, to the Securities Lending Authorization Agreement, dated November 3, 2014, between BNP Paribas, acting through its New York Branch, and Edgewood Growth Fund, is filed herewith.

(h)(4)(iv) Securities Lending Authorization Agreement, dated June 2, 2016, between BNP Paribas, acting through its New York Branch, and the Cornerstone Advisors Global Public Equity Fund, is filed herewith.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, relating to the McKee International Equity Portfolio and Loomis Sayles Full Discretion Institutional Securitized Fund, is filed herewith.

(j)(2) Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP, relating to the AlphaOne Small Cap Opportunities Fund, AT Funds, Cambiar Funds, Edgewood Growth Fund, FMC Select Fund, Haverford Quality Growth Stock Fund, LSV Funds, Sands Capital Global Growth Fund, Thomson Horstmann & Bryant MicroCap Fund and Westwood Funds, is filed herewith.

(j)(3) Consent of Independent Registered Public Accounting Firm, BBD, LLP, relating to the Acadian Emerging Markets Portfolio, ICM Small Company Portfolio, Rice Hall James Funds and TS&W Equity Portfolio, is filed herewith.

(j)(4) Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP, relating to the Cornerstone Funds, is filed herewith.

(m)(1)(i) Distribution Plan, dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m) of Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0000950109-00-004829 on December 13, 2000.

(m)(1)(ii) Schedule A, as last amended November 14, 2017, to the Distribution Plan, dated August 8, 1994, as amended August 14, 2000, is incorporated herein by reference to exhibit (m)(1)(ii) of Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001158 on December 21, 2017.

(m)(2)(i) Distribution Plan, dated September 17, 2002, relating to Investor Shares of the Rice Hall James SMID Cap Portfolio (formerly, Rice Hall James Mid Cap Portfolio), is incorporated herein by reference to exhibit (m)(6) of Post- Effective Amendment No. 74 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-04- 000242 on June 1, 2004.

(m)(2)(ii) Amended Schedule A, dated November 13, 2007, to the Distribution Plan, dated September 17, 2002, relating to Investor Shares of the Rice Hall James SMID Cap Portfolio (formerly, Rice Hall James Mid Cap Portfolio), is incorporated herein by reference to exhibit (m)(4) of Post-Effective Amendment No. 111 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-09-000276 on July 2, 2009.

(n)(1) Registrant's Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to exhibit (n) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(n)(2) Schedule M and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the LSV Funds, is incorporated herein by reference to exhibit (n)(1) of Post-Effective Amendment No. 235 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000403 on June 10, 2014.

(n)(3) Amended and Restated Schedule B and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Cambiar Funds, is incorporated herein by reference to exhibit (n)(3) of Post-Effective Amendment No. 258 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000632 on August 28, 2015.

(n)(4) Amended and Restated Schedule D and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Westwood Funds, is incorporated herein by reference to exhibit (n)(1)(iv) of Post-Effective Amendment No. 254 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000298 on April 20, 2015.

(n)(5) Schedule N and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Acadian Emerging Markets Portfolio, is incorporated herein by reference to exhibit (n)(5) of Post-Effective Amendment No. 268 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001670 on September 1, 2016.

(n)(6) Amended and Restated Schedule C and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the Edgewood Growth Fund, is incorporated herein by reference to exhibit (n)(6) of Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001948 on December 30, 2016.

(n)(7) Amended and Restated Schedule L and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the AT Funds, is incorporated herein by reference to exhibit (n)(7) of Post-Effective Amendment No. 288 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001113 on December 13, 2017.

(n)(8) Amended and Restated Schedule F and Certificates of Class Designation to the Amended and Restated Rule 18f-3 Plan, dated February 21, 2007, relating to the AlphaOne Funds, is incorporated herein by reference to exhibit (n)(8) of Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001158 on December 21, 2017.

(o) Not Applicable.

(p)(1) Registrant's Code of Ethics, dated November 2007, is incorporated herein by reference to exhibit (p)(1) of Post-Effective Amendment No. 100 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000518 on November 15, 2007.

(p)(2) LSV Asset Management Revised Code of Ethics, dated November 29, 2017, is filed herewith.

(p)(3) Cambiar Investors, LLC Revised Code of Ethics, dated April 1, 2016, is incorporated herein by reference to exhibit (p)(3) of Post-Effective Amendment No. 267 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001529 on August 26, 2016.

(p)(4) Investment Counselors of Maryland, LLC Revised Code of Ethics, dated November 2015, is incorporated herein by reference to exhibit (p)(4) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(5) C.S. McKee, L.P. Revised Code of Ethics, dated April 18, 2013, is incorporated herein by reference to exhibit (p)(5) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(6) Thompson, Siegel & Walmsley, LLC Revised Code of Ethics, dated December 5, 2016, is incorporated herein by reference to exhibit (p)(6) of Post-Effective Amendment No. 277 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000154 on February 28, 2017.

(p)(7) First Manhattan Co. Revised Code of Ethics, dated December 2006, is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 97 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-07-000146 on April 30, 2007.

(p)(8) Haverford Investment Management, Inc. Revised Code of Ethics, dated April 2017, is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000729 on August 28, 2017.

(p)(9) Rice Hall James & Associates, LLC Revised Code of Ethics, dated June 2017, is incorporated herein by reference to exhibit (p)(9) of Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001158 on December 21, 2017.

(p)(10) Acadian Asset Management LLC Revised Code of Ethics, dated January 2016, is incorporated herein by reference to exhibit (p)(10) of Post-Effective Amendment No. 272 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001815 on October 31, 2016.

(p)(11) Westwood Management Corp. Revised Code of Ethics, dated July 27, 2016, is incorporated herein by reference to exhibit (p)(11) of Post-Effective Amendment No. 275 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001950 on December 30, 2016.

(p)(12) Edgewood Management LLC Revised Code of Ethics, dated October 1, 2017, is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001158 on December 21, 2017.

(p)(13) Sands Capital Management, LLC Revised Code of Ethics, dated March 2017, is incorporated herein by reference to exhibit (p)(13) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000729 on August 28, 2017.

(p)(14) AlphaOne Investment Services, LLC Code of Ethics, dated May 1, 2011, is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 158 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-11-000517 on September 16, 2011.

(p)(15) Loomis, Sayles & Company L.P. Revised Code of Ethics, dated August 9, 2017, is incorporated herein by reference to exhibit (p)(15) of Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001158 on December 21, 2017.

(p)(16) SKY Harbor Capital Management, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(21) of Post-Effective Amendment No. 206 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000118 on March 1, 2013.

(p)(17) Hamlin Capital Management, LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 233 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000296 on April 30, 2014.

(p)(18) Thomson Horstmann & Bryant, Inc. Revised Code of Ethics is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(19) SEI Investments Distribution Co. Code of Ethics, dated September 30, 2017, is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001158 on December 21, 2017.

(p)(20) Cornerstone Advisors, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(27) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(21) Parametric Portfolio Associates® LLC Revised Code of Ethics, dated July 1, 2017, is incorporated herein by reference to exhibit (p)(21) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000729 on August 28, 2017.

(p)(22) Harris Associates L.P. Revised Code of Ethics, dated September 21, 2016, is incorporated herein by reference to exhibit (p)(23) of Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001948 on December 30, 2016.

(p)(23) Thornburg Investment Management Inc. Revised Code of Ethics, dated March 2017, is incorporated herein by reference to exhibit (p)(23) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000729 on August 28, 2017.

(p)(24) Marsico Capital Management, LLC Revised Code of Ethics, dated August 10, 2017, is incorporated herein by reference to exhibit (p)(24) of Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001158 on December 21, 2017.

(p)(25) Cramer Rosenthal McGlynn LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(26) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(26) Fairpointe Capital LLC Revised Code of Ethics, dated 2015, is incorporated herein by reference to exhibit (p)(27) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(27) Phocas Financial Corporation Code of Ethics is incorporated herein by reference to exhibit (p)(35) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(28) Allianz Global Investors U.S. LLC Revised Code of Ethics, dated December 12, 2016, is incorporated herein by reference to exhibit (p)(29) of Post-Effective Amendment No. 277 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000154 on February 28, 2017.

(p)(29) Driehaus Capital Management LLC Revised Code of Ethics, dated June 15, 2015, is incorporated herein by reference to exhibit (p)(30) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(30) OFI SteelPath, Inc. Revised Code of Ethics, dated May 26, 2016, is incorporated herein by reference to exhibit (p)(31) of Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001948 on December 30, 2016.

(p)(31) ClariVest Asset Management LLC Revised Code of Ethics is incorporated herein by reference to exhibit (p)(31) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000729 on August 28, 2017.

(p)(32) Kayne Anderson Capital Advisors, L.P. Revised Code of Ethics is incorporated herein by reference to exhibit (p)(33) of Post-Effective Amendment No. 274 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001948 on December 30, 2016.

(p)(33) BlackRock Financial Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(45) of Post-Effective Amendment No. 193 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-12-000370 on August 22, 2012.

(p)(34) Harvest Global Investments Limited Revised Code of Ethics, dated October 2015, is incorporated herein by reference to exhibit (p)(36) of Post-Effective Amendment No. 263 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001304 on April 29, 2016.

(p)(35) AT Investment Advisers, Inc. Code of Ethics, dated March 31, 2010, is incorporated herein by reference to exhibit (p)(46) of Post-Effective Amendment No. 221 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000503 on September 4, 2013.

(p)(36) Fayez Sarofim & Co. Code of Ethics, dated October 27, 2014, is incorporated herein by reference to exhibit (p)(38) of Post-Effective Amendment No. 255 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000328 on April 30, 2015.

(p)(37) SEI Investments Global Funds Services Code of Ethics, dated February 2017, is incorporated herein by reference to exhibit (p)(37) of Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001158 on December 21, 2017.

(p)(38) Numeric Investors LLC Revised Code of Ethics, dated August 2014, is incorporated herein by reference to exhibit (p)(40) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(39) Strategic Income Management, LLC Code of Ethics, dated March 2013, is incorporated herein by reference to exhibit (p)(45) of Post-Effective Amendment No. 229 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000099 on February 28, 2014.

(p)(40) AJO, LP Revised Code of Ethics, dated April 1, 2017, is incorporated herein by reference to exhibit (p)(40) of Post-Effective Amendment No. 284 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000729 on August 28, 2017.

(p)(41) Wells Fargo Portfolio Risk Advisors, a Division of Structured Asset Investors, LLC Code of Ethics, dated April 2014, is incorporated herein by reference to exhibit (p)(46) of Post-Effective Amendment No. 239 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-14-000551 on August 28, 2014.

(p)(42) Robert W. Baird & Co. Incorporated Code of Ethics, dated November 30, 2015, is incorporated herein by reference to exhibit (p)(44) of Post-Effective Amendment No. 261 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001069 on February 26, 2016.

(p)(43) Franklin Advisers, Inc. Code of Ethics, dated May 1, 2013, is incorporated herein by reference to exhibit (p)(45) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(p)(44) Metropolitan West Asset Management LLC Code of Ethics is incorporated herein by reference to exhibit (p)(46) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(p)(45) Prime Advisors, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(47) of Post-Effective Amendment No. 266 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-16-001507 on August 24, 2016.

(p)(46) Villanova Investment Management Company LLC Code of Ethics is incorporated herein by reference to exhibit (p)(46) of Post-Effective Amendment No. 289 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-001158 on December 21, 2017.

(p)(47) BlackRock International Limited Code of Ethics, dated May 8, 2017, is filed herewith.

(q)(1) Powers of Attorney for Ms. Betty L. Krikorian and Messrs. Robert A. Nesher, William M. Doran, George J. Sullivan, Jr., Mitchell A. Johnson, Bruce Speca and Joseph T. Grause are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-13-000327 on June 18, 2013.

(q)(2) Power of Attorney for Mr. Stephen Connors is incorporated herein by reference to exhibit (q)(2) of Post-Effective Amendment No. 258 to the Registrant's Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-15-000632 on August 28, 2015.

(q)(3) Resolution adopted by the Board of Trustees of the Registrant on February 28, 2017 is incorporated herein by reference to exhibit (q)(3) of Post-Effective Amendment No. 277 to the Registrant’s Registration Statement on Form N-1A (File No. 033-42484), filed with the SEC via EDGAR Accession No. 0001135428-17-000154 on February 28, 2017.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant's Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser, and each director, officer or partner of that investment adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers, and/or director, officer or partner of each investment adviser, is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Acadian Asset Management LLC

Acadian Asset Management LLC (“Acadian”) serves as the investment adviser to the Acadian Emerging Markets Portfolio and as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of Acadian is 260 Franklin Street, Boston, Massachusetts 02110. Acadian is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
John Chisholm, Executive Vice President, co-CEO, co-CIO

Acadian Asset Management (UK) Ltd

110 Cannon Street, 4th Floor
London

EC4N 6EU
United Kingdom

Acadian Asset Management (Australia) Ltd

20 Martin Place

Level 9, Suite 3
Sydney, NSW 2000
Australia

Acadian Asset Management (Japan)

Marunouchi Trust Tower Main
1-8-3 Marunouchi, Chiyoda-ku
Tokyo 100-0005

Japan

Acadian Asset Management (Singapore) Pte Ltd

8 Shenton Way, #37-02
Singapore 068811

Affiliated Directorships
Ross Dowd, Executive Vice President, co-CEO

Acadian Asset Management (UK) Ltd

110 Cannon Street, 4th Floor
London

EC4N 6EU
United Kingdom

Acadian Asset Management (Australia) Ltd

20 Martin Place

Level 9, Suite 3
Sydney, NSW 2000
Australia

Acadian Asset Management (Japan)

Marunouchi Trust Tower Main
1-8-3 Marunouchi, Chiyoda-ku
Tokyo 100-0005

Japan

Acadian Asset Management (Singapore) Pte Ltd

8 Shenton Way, #37-02
Singapore 068811

Affiliated Directorships
Mark Minichiello, Executive Vice President, COO, Treasurer, Secretary

Acadian Asset Management (UK) Ltd

110 Cannon Street, 4th Floor
London

EC4N 6EU
United Kingdom

Acadian Asset Management (Australia) Ltd

20 Martin Place

Level 9, Suite 3
Sydney, NSW 2000
Australia

Acadian Asset Management (Japan)

Marunouchi Trust Tower Main
1-8-3 Marunouchi, Chiyoda-ku
Tokyo 100-0005

Japan

Acadian Asset Management (Singapore) Pte Ltd

8 Shenton Way, #37-02
Singapore 068811

Affiliated Directorships

Jennifer Souza, Member of Board of Managers

OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company);

200 Clarendon Street, 53rd Floor

Boston, MA 02116

Acadian Asset Management LLC (an investment advisor);

260 Franklin Street

Boston, MA 02110

Investment Counselors of Maryland, LLC (an investment advisor);

300 East Lombard Street, Suite 810

Baltimore, MD 21202

Senior Vice President, Director of Affiliate Management Affiliated Directorships
Christopher Hadley, Member of Board of Managers

OM Asset Management PLC

(a public company traded on the NYSE);

5th Floor Millennium Bridge House

2 Lambeth Hill

London

EC4V 4GG

United Kingdom

OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.)

(a holding company);

200 Clarendon Street, 53rd Floor

Boston, MA 02116

Acadian Asset Management LLC (an investment advisor)

260 Franklin Street

Boston, MA 02110

Executive Vice President and Chief Talent Officer Executive Vice President and Chief Talent Officer Affiliated Directorships

Aidan Riordan, Member of Board of Managers

OM Asset Management PLC

(a public company traded on the NYSE);

5th Floor Millennium Bridge House

2 Lambeth Hill

London

EC4V 4GG

United Kingdom

OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.)

(a holding company);

200 Clarendon Street, 53rd Floor

Boston, MA 02116

Acadian Asset Management LLC (an investment advisor);

260 Franklin Street

Boston, MA 02110

Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor);

JPMorgan Chase Tower

2200 Ross Avenue, 31st Floor

Dallas, TX 75201

The Campbell Group, Inc. (a holding company for Campbell Global, LLC)

One South West Columbia, Suite 1720

Portland, OR 97258

Copper Rock Capital Partners LLC (an investment advisor);

200 Clarendon Street, 51st Floor

Boston, MA 02116

Landmark Partners LLC (an investment advisor);

10 Mill Pond Lane Simsbury
Simsbury, CT 06070

Investment Counselors of Maryland, LLC (an investment advisor);

300 East Lombard Street, Suite 810

Baltimore, MD 21202

OMAM International Ltd. (f/k/a Old Mutual Asset Management International, Ltd.) (an investment advisor);

Millennium Bridge House

2 Lambeth Hill
London

EC4V 4GG
England

Thompson, Siegel & Walmsley LLC (an investment advisor)

6806 Paragon Pl., Ste. 300

Richmond, VA 23230

Executive Vice President, Head of Affiliate Management Director, Executive Vice President, Head of Affiliate Management Affiliated Directorships

Stephen Belgrad, Member of Board of Managers

OM Asset Management PLC

(a public company traded on the NYSE);

5th Floor Millennium Bridge House

2 Lambeth Hill

London

EC4V 4GG

United Kingdom

OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.)

(a holding company);

200 Clarendon Street, 53rd Floor

Boston, MA 02116

Acadian Asset Management LLC (an investment advisor);

260 Franklin Street

Boston, MA 02110

Landmark Partners LLC (an investment advisor);

10 Mill Pond Lane Simsbury
Simsbury, CT 06070

OMAM International Ltd. (f/k/a Old Mutual Asset Management International, Ltd.) (an investment advisor)

Millennium Bridge House

2 Lambeth Hill
London

EC4V 4GG
England

President and Chief Executive Officer President and Chief Executive Officer Affiliated Directorships

AJO, LP

AJO, LP (“AJO”) serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102. AJO is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2016 and 2017, no director, officer or partner of AJO engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Allianz Global Investors U.S. LLC

Allianz Global Investors U.S. LLC (“AllianzGI US”) serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund and the Cornerstone Advisors Income Opportunities Fund. The principal address of AllianzGI US is 1633 Broadway, New York, New York 10019. AllianzGI US is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Douglas Eu, Member, Executive Committee Allianz Global Investors U.S. Holdings LLC	Allianz Global Investors Holdings LLC 1633 Broadway New York, NY 10019	Managing Director, Chief Executive Officer
	Allianz Global Investors GmbH Bockenheimer Landstrasse 42-44 60323 Frankfurt Germany	Member, Global Executive Committee
Barbara Claussen, Member, Executive Committee Allianz Global Investors U.S. Holdings LLC	Allianz Global Investors Holdings LLC 1633 Broadway New York, NY 10019	Managing Director, Chief Administrative Officer, Member-Operating Committee
Erin Bengtson-Olivieri, Member, Executive Committee Allianz Global Investors U.S. Holdings LLC, Chief Financial Officer	Allianz Global Investors Holdings LLC 1633 Broadway New York, NY 10019	Managing Director, Chief Financial Officer
	Allianz Global Investors Distributors LLC 1633 Broadway New York, NY 10019	Managing Director
Peter Bonanno, Member, Executive Committee Allianz Global Investors U.S. Holdings LLC	Allianz Global Investors Holdings LLC 1633 Broadway New York, NY 10019	Managing Director, Chief Legal Officer, Secretary, Global General Counsel, Secretary - Executive Committee, Secretary - Operating Committee
	Allianz Global Investors Distributors LLC 1633 Broadway New York, NY 10019	Managing Director
Paul Koo, Chief Compliance Officer	Allianz Global Investors Holdings LLC 1633 Broadway New York, NY 10019	Director, Head of U.S. Compliance
Andreas Utermann, Chair, Global Executive Committee Allianz Global Investors	Allianz Global Investors GmbH Bockenheimer Landstrasse 42-44 60323 Frankfurt Germany	Managing Director, Global Chief Executive Officer, Global Chief Investment Officer
	Tokio Marine Rogge Asset Management Ltd 199 Bishopsgate London, England EC2M 3TY	Director

AlphaOne Investment Services, LLC

AlphaOne Investment Services, LLC (“AlphaOne”) serves as the investment adviser for the AlphaOne Small Cap Opportunities Fund, AlphaOne NextGen Technology Fund and AlphaOne VIMCO Small Cap Value Fund. The principal address of AlphaOne is 789 E. Lancaster Avenue, Suite 120, Villanova, Pennsylvania 19085. AlphaOne is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Paul Hondros, President and CEO	IntrustNet Insurance Services, LLC 7 Whippoorwill Rd. Armonk, NY 10504	Chairman

AT Investment Advisers, Inc.

AT Investment Advisers, Inc. (“AT”) serves as the investment adviser for the AT Disciplined Equity Fund, AT Income Opportunities Fund, AT Mid Cap Equity Fund, AT All Cap Growth Fund and AT Equity Income Fund. The principal address of AT is One South Wacker Drive, Suite 3500, Chicago, Illinois 60606. AT is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Dan Brown, CFO	CIBC World Markets Corp. 425 Lexington Ave. New York, NY 10017	Vice President Finance, US & Latin America
Stephen Wade, Director	CIBC World Markets Corp. 425 Lexington Avenue New York, NY 10017	Senior Vice President and Chief Risk Officer, USA

BlackRock Financial Management, LLC

BlackRock Financial Management, LLC (“BlackRock”) serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of BlackRock is 55 East 52nd Street, New York, New York 10055. BlackRock is an investment adviser registered under the Investment Advisers Act of 1940.

The information required by this Item 31 with respect to each director, officer or partner of BlackRock for the fiscal years ended October 31, 2016 and 2017 is incorporated herein by reference to Form ADV filed by BlackRock with the SEC.

BlackRock International Limited

BlackRock International Limited (“BIL”) serves as an investment sub-sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of BIL is Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland. BIL is an investment adviser registered under the Investment Advisers Act of 1940.

The information required by this Item 31 with respect to each director, officer or partner of BIL for the fiscal years ended October 31, 2016 and 2017 is incorporated herein by reference to Form ADV filed by BIL with the SEC.

Cambiar Investors, LLC

Cambiar Investors, LLC (“Cambiar”) serves as the investment adviser to the Cambiar Opportunity Fund, the Cambiar International Equity Fund, the Cambiar Small Cap Fund, the Cambiar Global Ultra Focus Fund, the Cambiar SMID Fund, the Cambiar Global Equity Fund and the Cambiar International Small Cap Fund. The principal address of Cambiar is 200 Columbine Street, Suite 800, Denver, Colorado 80206. Cambiar is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2016 and 2017, no director, officer or partner of Cambiar engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

ClariVest Asset Management LLC

ClariVest Asset Management LLC (“ClariVest”) serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Public Alternatives Fund. The principal address of ClariVest is 3611 Valley Centre Drive, Suite 100, San Diego, California 92130. ClariVest is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Aaron Ochstein	ClariVest Asset Management LLC 3611 Valley Centre Drive Suite 100 San Diego, CA 92130	Manager
	Eagle Asset Management Inc. 880 Carillon Parkway St Petersburg, FL 33716	Senior Vice President, Global Head of Sales
	Carillon Tower Advisers Inc. 880 Carillon Parkway St Petersburg, FL 33716	Senior Vice President, Global Head of Sales
J. Cooper Abbott Manager	Eagle Asset Management Inc. 880 Carillon Parkway St Petersburg, FL 33716	Director, President
	Carillon Tower Advisers 880 Carillon Parkway St. Petersburg, Florida 33716	Chairman President
	ClariVest Asset Management LLC 3611 Valley Centre Drive Suite 100 San Diego, CA 92130	Manager
Courtland James Manager	Eagle Asset Management Inc. 880 Carillon Parkway St Petersburg, FL 33716	Executive Vice President Director
	Carillon Tower Advisers 880 Carillon Parkway St. Petersburg, Florida 33716	Director Executive Vice President
	ClariVest Asset Management LLC 3611 Valley Centre Drive Suite 100 San Diego, CA 92130	Manager

Cornerstone Advisors, Inc.

Cornerstone Advisors, Inc. (“Cornerstone”) serves as the investment adviser for the Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund, Cornerstone Advisors Real Assets Fund, and Cornerstone Advisors Core Plus Bond Fund. The principal address of Cornerstone is 225 108th Avenue NE, Suite 400, Bellevue, Washington 98004-5782. Cornerstone is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Anne Farrell Director	Seattle Foundation 1200 – 5th Avenue, Suite 1300 Seattle, WA 98101	President Emeritus
	Seattle University	Trustee Emeritus
	Delta Dental of Washington	Director
	KCTS Channel 9 Public Television	Board Chairwoman
	National Assoc. of Corporate Directors	Directors
Greg Collins Director	Parker Smith & Feek (PS&F) 2233 112th Ave NE Bellevue, WA 98004	President/CEO
	Overlake Medical Center	Board Chairman
	Seattle Metropolitan Chamber of Commerce	Director

Cramer Rosenthal McGlynn LLC

Cramer Rosenthal McGlynn LLC (“CRM”) serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of CRM is 520 Madison Avenue, 20th Floor, New York, New York 10022. CRM is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2016 and 2017, no director, officer or partner of CRM engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

C.S. McKee, L.P.

C.S. McKee, L.P. (“C.S. McKee”) serves as the investment adviser to the McKee International Equity Portfolio. The principal address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. C.S. McKee is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Gregory M. Melvin Chief Investment Officer	Dartmouth Capital, Inc. 750 Stonegate Drive Wexford, PA 15090	President
Michael J. Donnelly Vice President	Blue Devil Capital 2051 Murdstone Rd. Pittsburgh, PA 15241	President

Driehaus Capital Management LLC

Driehaus Capital Management LLC (“Driehaus”) serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Driehaus is 25 East Erie Street, Chicago, Illinois 60611-2703. Driehaus is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Richard H. Driehaus Chairman. Chief Investment Officer through 10/3/2017	Driehaus Capital Holdings LLLP*	Chairman
	Driehaus Mutual Funds**	Trustee until 10/12/2017
	Driehaus Securities LLC***	Chairman. President & Chief Executive Officer from 3/6/2017-12/31/2017
Robert H. Gordon President and Chief Executive Officer through 3/6/2017	Driehaus Capital Holdings LLLP*	President and Chief Executive Officer until 3/6/2017
	Driehaus Mutual Funds**	President until 3/6/2017
	Driehaus Securities LLC***	President and Chief Executive Officer until 3/6/2017
Stephen J. Kneeley Interim President and Chief Executive Officer from 3/6/2017 to 1/1/2018. Named Permanent President and Chief Executive Officer on 1/1/2018	Driehaus Capital Holdings LLLP*	Interim President and Chief Executive Officer from 3/6/2017 to 1/1/2018. Named Permanent President and Chief Executive Officer on 1/1/2018
	Driehaus Mutual Funds**	Interim President from 3/6/2017 to 1/1/2018. Named Permanent President on 1/1/2018
Janet L. McWilliams Managing Director, Secretary and General Counsel	Driehaus Capital Holdings LLLP*	Senior Vice President and Secretary
	Driehaus Mutual Funds**	Chief Legal Officer and Assistant Vice President
	Driehaus Securities LLC***	Managing Director, Secretary and General Counsel
Michelle L. Cahoon Managing Director, Treasurer and Chief Financial Officer	Driehaus Capital Holdings LLLP*	Vice President, Treasurer and Chief Financial Officer
	Driehaus Mutual Funds**	Vice President and Treasurer
	Driehaus Securities LLC***	Managing Director, Treasurer and Chief Financial Officer
Stephen T. Weber Managing Director, Sales and Relationship Management	Driehaus Securities LLC***	Managing Director, Sales and Relationship Management
	Driehaus Securities LLC***	President and Chief Executive Officer effective 1/1/2018
Thomas M. Seftenberg Managing Director, Relationship Management and Marketing	Driehaus Securities LLC***	Managing Director, Relationship Management and Marketing
Michael R. Shoemaker Assistant Vice President and Chief Compliance Officer	Driehaus Mutual Funds**	Chief Compliance Officer and Assistant Vice President
	Driehaus Securities LLC***	Assistant Vice President and Chief Compliance Officer
Michael P. Kailus Assistant Secretary	Driehaus Mutual Funds**	Assistant Secretary and Anti-Money Laundering Compliance Officer
	Driehaus Securities LLC***	Assistant Secretary
*	Driehaus Capital Holdings LLLP, located at 25 East Erie Street, Chicago, IL 60611, is a holding company and is the majority owner of Driehaus Capital Management LLC and Driehaus Securities LLC.

**	Driehaus Mutual Funds, located at 25 East Erie Street, Chicago, IL 60611, is an open-end management investment company registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940.

***	Driehaus Securities LLC, located at 25 East Erie Street, Chicago, IL 60611, is a limited-purpose broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and the U.S. Securities and Exchange Commission.

Edgewood Management LLC

Edgewood Management LLC (“Edgewood”) serves as the investment adviser to the Edgewood Growth Fund. The principal address of Edgewood is 535 Madison Avenue, 15th Floor, New York, New York 10022. Edgewood is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2016 and 2017, no director, officer or partner of Edgewood engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Fairpointe Capital LLC

Fairpointe Capital LLC (“Fairpointe”) serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Fairpointe is One North Franklin Street, Suite 3300, Chicago, Illinois 60606-2401. Fairpointe is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2016 and 2017, no director, officer or partner of Fairpointe engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Fayez Sarofim & Co.

Fayez Sarofim & Co. (“Fayez Sarofim”) serves as the investment adviser for the Sarofim Equity Fund. The principal address of Fayez Sarofim is 2907 Two Houston Center, 909 Fannin Street, Houston, Texas 77010. Fayez Sarofim is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2015 and 2016.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Fayez Sarofim Chairman, Co-Chief Investment Officer and Director (2015)	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Chairman
	Sarofim Realty Advisors Co. 8115 Preston Road Suite 400 Dallas, TX 75225	Chairman and Director
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Chairman, Chief Executive Officer, Chief Investment Officer and Director
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Chairman, Chief Executive Officer and Director
	Kinder Morgan, Inc. 500 Dallas Suite 1000 Houston, TX 77002	Director

Christopher B. Sarofim Vice Chairman	Kemper Corporation One East Wacker Drive Chicago, IL 60601	Director
	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Vice Chairman
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Vice Chairman and President
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Director, Vice Chairman
Raye G. White Executive Vice President, Secretary, Treasurer, Chief Compliance Officer and Director	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	President, Chief Executive Officer, Treasurer and Director
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Executive Vice President, Secretary, Treasurer and Director
	Sarofim Realty Advisors Co. 8115 Preston Road Suite 400 Dallas, TX 75225	Secretary, Treasurer and Director
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Executive Vice President, Secretary, Treasurer and Director
William Gentry Lee, Jr., CFA Chief Executive Officer, Co-Chief Investment Officer and Director (2015)	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Senior Vice President
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Senior Vice President
	Sarofim Realty Advisors Co. 8115 Preston Road Suite 400 Dallas, TX 75225	Senior Vice President
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Director, President

Ralph B. Thomas, CFA Senior Vice President	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Senior Vice President and Director
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Senior Vice President
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Senior Vice President
Charles E. Sheedy, CFA Senior Vice President	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Senior Vice President and Director
	Sarofim Realty Advisors Co. 8115 Preston Road Suite 400 Dallas, TX 75225	Vice Chairman
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Senior Vice President
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Senior Vice President
Alan R. Christensen, CFA President and Head of Investment Risk (2015)	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Vice President (2015)
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Vice President (2015)
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Vice President (2015)
Daniel S. Crumrine Vice President, Chief Financial Officer and Deputy Chief Compliance Officer	Sarofim Trust Co. Two Houston Center Suite 2907 Houston, TX 77010	Vice President, Chief Financial Officer, Secretary and Director
	Sarofim Realty Advisors Co. 8115 Preston Road Suite 400 Dallas, TX 75225	Vice President and Chief Financial Officer
	Sarofim International Management Company Two Houston Center Suite 2907 Houston, TX 77010	Vice President and Chief Financial Officer
	The Sarofim Group, Inc. Two Houston Center Suite 2907 Houston, TX 77010	Vice President and Chief Financial Officer

First Manhattan Co.

First Manhattan Co. (“FMC”) serves as the investment adviser for the FMC Select Fund. The principal address of FMC is 399 Park Avenue, New York, New York 10022-7001. FMC is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
David S. Gottesman, Senior Managing Director	Berkshire Hathaway, Inc. 3555 Farnam Street Omaha, NE 68131	Member, Board of Directors
Arthur J. Stainman, Senior Managing Director	Ark Restaurants Corp. 85 Fifth Avenue, 14th Floor New York, NY 10003	Member, Board of Directors

Franklin Advisers, Inc.

Franklin Advisers, Inc. (“Franklin Advisers”) serves as an investment sub-adviser for the Cornerstone Advisors Core Plus Bond Fund. The principal address of Franklin Advisers is One Franklin Parkway, San Mateo, California 94403. Franklin Advisers is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2016 and 2017, no director, officer or partner of Franklin Advisers engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Hamlin Capital Management, LLC

Hamlin Capital Management, LLC (“Hamlin”) serves as the investment adviser for the Hamlin High Dividend Equity Fund. The principal address of Hamlin is 640 Fifth Avenue, 6th Floor, New York, New York 10019. Hamlin is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2015 and 2016.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Mark Stitzer – Managing Partner	Hamlin Capital Advisors, LLC 5550 West Executive Drive, Suite 540 Tampa, FL 33609	Owner
	Branchville Persistence, LLC 640 Fifth Avenue, 6th Floor New York, NY 10019	Owner
	Hamlin-Crest GP, LLC 640 Fifth Avenue, 6th Floor New York, NY 10019	Owner
Joseph Bridy – Senior Partner & Fixed Income Portfolio Manager	Hamlin Capital Advisors, LLC 5550 West Executive Drive, Suite 540 Tampa, FL 33609	Owner
	Branchville Persistence, LLC 640 Fifth Avenue, 6th Floor New York, NY 10019	Owner
	Hamlin-Crest GP, LLC 640 Fifth Avenue, 6th Floor New York, NY 10019	Owner

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Chris D’Agnes – Senior Partner & Equity Portfolio Manager	Hamlin Capital Advisors, LLC 5550 West Executive Drive, Suite 540 Tampa, FL 33609	Owner
	Hamlin-Crest GP, LLC 640 Fifth Avenue, 6th Floor New York, NY 10019	Owner
Charlie Garland – Senior Partner and Equity Portfolio Manager	Hamlin Capital Advisors, LLC 5550 West Executive Drive, Suite 540 Tampa, FL 33609	Owner
	Hamlin-Crest GP, LLC 640 Fifth Avenue, 6th Floor New York, NY 10019	Owner
Deborah Finegan – Senior Partner & Chief Operating Officer	Hamlin Capital Advisors, LLC 5550 West Executive Drive, Suite 540 Tampa, FL 33609	Owner
	Branchville Persistence, LLC 640 Fifth Avenue, 6th Floor New York, NY 10019	Owner
	Hamlin-Crest GP, LLC 640 Fifth Avenue, 6th Floor New York, NY 10019	Owner
Vivian Pan – Senior Partner	Hamlin-Crest GP, LLC 640 Fifth Avenue, 6th Floor New York, NY 10019	Owner
Benjamin Kaufman – Partner & Senior Bond Analyst	Hamlin-Crest GP, LLC 640 Fifth Avenue, 6th Floor New York, NY 10019	Owner
Parker Stitzer – Partner & Bond Analyst	Hamlin-Crest GP, LLC 640 Fifth Avenue, 6th Floor New York, NY 10019	Owner
Michael Tang – Partner & Equity Analyst	Hamlin-Crest GP, LLC 640 Fifth Avenue, 6th Floor New York, NY 10019	Owner

Harris Associates L.P.

Harris Associates L.P. (“Harris”) is a registered investment adviser under the Investment Advisers Act of 1940. Harris serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The directors and executive officers of Harris, or Harris Associates, Inc. (“HAI”), its general partner, have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of Harris; Harris’ ultimate parent company, Natixis Investment Managers; HAI; Harris Associates Investment Trust (“HAIT”), a U.S. registered investment company consisting of the seven Oakmark Funds for which Harris serves as the advisor and sponsor; and/or Harris Associates Securities L.P. (“HASLP”), an affiliated limited-purpose broker-dealer of which Harris is a limited partner. The business address of Harris, HAI, HAIT and HASLP is 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Kristi L. Rowsell President	HAI	Director and President
	HAIT	Trustee and President
	HASLP	President
Zachary Weber Chief Financial Officer and Treasurer	HAI	Chief Financial Officer and Treasurer
	HAIT	Vice Principal
	HASLP	Chief Financial Officer and Treasurer
David G. Herro Deputy Chairman, Chief Investment Officer, International Equity, Portfolio Manager and Analyst	HAI	Director, Deputy Chairman, since 2015, and Chief Investment Officer, International Equity
	HAIT	Vice President and Portfolio Manager (Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)
Anthony P. Coniaris Co-Chairman, Portfolio Manager and Analyst	HAI	Director, Co-Chairman, since 2016
	HAIT	Executive Vice President and Portfolio Manager (Oakmark Select Fund, Oakmark Global Fund, Oakmark Global Select Fund)
Kevin G. Grant Co-Chairman, Portfolio Manager and Analyst	HAI	Director, Co-Chairman, since 2016
	HAIT	Executive Vice President and Portfolio Manager (Oakmark Fund)
Colin P. McFarland Chief Compliance Officer	HAI	Chief Compliance Officer
Clyde S. McGregor Vice President and Portfolio Manager	HAI	Vice President
	HAIT	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)
Thomas W. Murray Vice President, Director of U.S. Research, Portfolio Manager and Analyst	HAI	Vice President and Director of U.S. Research
	HAIT	Vice President and Portfolio Manager (Oakmark Select Fund)
William C. Nygren Vice President, Chief Investment Officer, U.S. Equity, Portfolio Manager and Analyst	HAI	Vice President and Chief Investment Officer, U.S. Equity, since 2017
	HAIT	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)

Justin D. Hance Vice President, Director of International Research, since 2016, Portfolio Manager and Analyst	HAI	Vice President and Director of International Research
	HAIT	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)
Michael L. Manelli Vice President, Portfolio Manager and Analyst	HAI	Vice President
	HAIT	Vice President and Portfolio Manager (Oakmark International Fund, Oakmark International Small Cap Fund)
M. Colin Hudson, Vice President, Portfolio Manager and Analyst	HAI	Vice President
	HAIT	Vice President and Portfolio Manager (Oakmark Equity and Income Fund)
Christopher W. Keller, Chief Operating Officer	HAI	Chief Operating Officer
	HAIT	Vice President
Jason E. Long Vice President, Portfolio Manager and Analyst	HAI	Vice President
	HAIT	Vice President, Portfolio Manager and Analyst (Oakmark Global Fund)
Ian J. McPheron Interim General Counsel and Secretary	HAI	Interim General Counsel and Secretary
	HASLP	Interim General Counsel, AML Officer and Secretary
	HAIT	Vice President
Michael J. Pietras Chief Compliance Officer (HASLP)	HASLP	Chief Compliance Officer
Jean Raby	HAI	Director since 2017
	Natixis Investment Managers 21 quai d’Austerlitz 75013 Paris, France	Chief Executive Officer
David Giunta	HAI	Director since 2017
	Natixis Investment Managers, L.P. 888 Boylston Street Boston, MA 02199	President and CEO, Natixis Investment Managers, L.P.
Beverly M. Bearden	HAI	Director since 2017
	Natixis Investment Managers, L.P. 888 Boylston Street Boston, MA 02199	Deputy Chief Executive Officer and Head of Human Resources, Natixis Investment Managers

Harvest Global Investments Limited

Harvest Global Investments Limited (“Harvest”) serves as the investment adviser for the Harvest Funds China All Assets and the Harvest Funds Asian Bond Fund. The principal address of Harvest is 31/F One Exchange Square, 8 Connaught Place, Central Hong Kong. Harvest is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended December 31, 2015 and 2016.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Zhao Xuejun Director	Harvest Capital Management Co Limited 8/F, China Resources Building, No.8, Jianguomen Beidajie, Beijing, China	Director
	Harvest Wealth Management Co., Ltd Unit 4606-10, Shanghai Two ifc, 8 Century Avenue, Pudong New Area, Shanghai P.R.C	Director
	Harvest Real Estate Investments (Cayman) Limited 190 Elgin Avenue, George Town Grand Cayman KY1-9005, Cayman Islands	Director
	Harvest Real Estate Investment (HK) Limited 31/F, One Exchange Square, 8 Connaught Place, Central , Hong Kong	Director
	Harvest Capital International (Cayman) Limited 190 Elgin Avenue, George Town Grand Cayman KY1-9005 Cayman Islands	Director
	Harvest Capital International (Hong Kong) Limited 701, 7/F, Tower 2, Silvercord, 30 Canton Road, Tsim Sha Tsui, Kowloon, Hong Kong	Director
	igoldenbeta Network Technology (Cayman) Limited 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands	Director
Choy Peng Wah Director	Harvest USA Incorporation 160 Greentree Drive, Suite 101, City of Dover 19904, Country of Kent, State of Delaware.	Director
	HGI (USA) Investments LLC 708 Third Avenue Sixth Floor New York, NY 10017	Director
	HGI (USA) LLC 708 Third Avenue Sixth Floor New York, NY 10017	Director
	Harvest Global Investments (UK) Limited 5th Floor, 6 St. Andrew Street, London, EC4A 3AE	Director
	Harvest Alternative Investment Group Limited P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Li Ming Director	Harvest Capital Management Co Limited 8/F, China Resources Building, No.8, Jianguomen Beidajie, Beijing	Director
Wang Wei Director	Harvest Capital Management Co Limited 8/F, China Resources Building, No.8, Jianguomen Beidajie, Beijing	Chief Risk Officer, Director
	Harvest Alternative Investment Group Limited Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands	Director
	Harvest Global Capital Investments Limited 31/F, One Exchange Square, 8 Connaught Place, Central , Hong Kong	Director
	Harvest Capital International (Cayman) Limited 190 Elgin Avenue, George Town Grand Cayman KY1-9005 Cayman Islands	Director
	Harvest Capital International (Hong Kong) Limited 701, 7/F, Tower 2, Silvercord, 30 Canton Road, Tsim Sha Tsui, Kowloon, Hong Kong	Director
Sun Chen Director	Harvest USA Incorporation 160 Greentree Drive, Suite 101, City of Dover 19904, Country of Kent, State of Delaware	Director
	HGI (USA) Investments LLC 708 Third Avenue Sixth Floor New York, NY 10017	Director
	HGI (USA) LLC 708 Third Avenue Sixth Floor New York, NY 10017	Director
	Harvest Global Investments (UK) Limited 5th Floor, 6 St. Andrew Street, London, EC4A 3AE	Director
	Harvest Global Capital Investments Limited31/F, One Exchange Square, 8 Connaught Place, Central , Hong Kong	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Kerry Chow Employee	Harvest USA Incorporation 160 Greentree Drive, Suite 101, City of Dover 19904, Country of Kent, State of Delaware.	Director
	HGI (USA) Investments LLC 708 Third Avenue Sixth Floor New York, NY 10017	Director
	HGI (USA) LLC 708 Third Avenue Sixth Floor New York, NY 10017	Director
	Harvest Global Investments (UK) Limited 5th Floor, 6 St. Andrew Street, London, EC4A 3AE	Director
David Tong Employee	Harvest USA Incorporation 160 Greentree Drive, Suite 101, City of Dover 19904, Country of Kent, State of Delaware.	Director
	HGI (USA) Investments LLC 708 Third Avenue Sixth Floor New York, NY 10017	Director
	HGI (USA) LLC 708 Third Avenue Sixth Floor New York, NY 10017	Director
Thomas Kwan Employee	DKJ Company Limited Flat E, 11/F, Block 4, Nam Fu Estate, Quarry Bay, HK	Director

Haverford Financial Services, Inc.

Haverford Financial Services, Inc. (“Haverford”) serves as the investment adviser for the Haverford Quality Growth Stock Fund. The principal address of Haverford is Three Radnor Corporate Center, Suite 450, Radnor, Pennsylvania 19087-4546. Haverford is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
George W. Connell Vice Chairman & Owner	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice Chairman & Indirect Owner
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice Chairman & Indirect Owner
	Drexel Morgan & Co. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	CEO, President & Owner
	Drexel Morgan Capital Advisers, Inc. 3 Radnor Corporate Center, Suite 305 Radnor, PA 19087	Director, Indirect Owner
	Red Wing Management II, LLC 3 Radnor Corporate Center, Suite 305 Radnor, PA 19087	Indirect Owner
Joseph J. McLaughlin Chairman, CEO & President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Chairman & CEO
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Binney H. C. Wietlisbach Executive Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	President, Director & Secretary
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	CEO & President
Henry B. Smith Vice President and CIO	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President, Co-Chief Investment Officer & Director
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
David Brune Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
John H. Donaldson Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
Timothy A. Hoyle Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President & Co-Chief Investment Officer
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Jeffrey M. Bagley Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
MarieElena V. Ness Chief Compliance Officer	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP & Chief Compliance Officer
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP & Chief Compliance Officer
	Drexel Morgan & Co. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP & Chief Compliance Officer
	Regulatory Compliance Assistance, LLC	Sole Member
Paul S. Rovner Chief Financial Officer & Treasurer	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP, CFO, & Assistant Secretary
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP & CFO
	Drexel Morgan & Co. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	VP & Secretary
	Drexel Morgan Capital Advisers, Inc. 3 Radnor Corporate Center, Suite 305 Radnor, PA 19087	VP & CFO

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
John M. Derderian Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Secretary, Treasurer, Registered Principal
T. Keith Eby Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Diane E. Goldstein Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
Lydia C. Holiat Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Charles L. Homer Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Drexel Morgan & Co. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Marketing
Seth D. Horwitz Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Thomas J. Lynch Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Anne E. Mangini Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Drexel Morgan & Co. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Marketing
David C. Peppard Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Patrice M. Shute Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
Robert F. Stiles Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Representative
John S. Supplee Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President & Chief Operating Officer
	Haverford Trust Securities, Inc. 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Registered Principal
Christine E. Walker Vice President	The Haverford Trust Company 3 Radnor Corporate Center, Suite 450 Radnor, PA 19087	Vice President

Investment Counselors of Maryland, LLC

Investment Counselors of Maryland, LLC (“ICM”) serves as the investment adviser to the ICM Small Company Portfolio. The principal address of ICM is 300 East Lombard Street, Suite 810, Baltimore, Maryland 21202. ICM is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2016 and 2017, no director, officer or partner of ICM engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Kayne Anderson Capital Advisors, L.P.

Kayne Anderson Capital Advisors, L.P. (“KACALP”) serves as an investment sub-adviser for the Cornerstone Advisors Real Assets Fund. The principal address of KACALP is 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067. KACALP is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2016 and 2017, the KACALP portfolio manager responsible for the management of the Cornerstone Advisors Real Assets Fund did not engage in any other business profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee, other than serving as Executive Vice President, Assistant Treasurer and Assistant Secretary of Kayne Anderson Energy Total Return Fund (“KYE”), Kayne Anderson MLP Investment Company (“KYN”), Kayne Anderson Midstream/Energy Fund (“KMF”), and Kayne Anderson Energy Development Company (“KED”). Each of these are publicly traded closed-end funds managed by KA Fund Advisors, LLC an affiliate of KACALP.

Loomis, Sayles & Company, L.P.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as the investment adviser to the Loomis Sayles Full Discretion Institutional Securitized Fund and as an investment sub-adviser for the Cornerstone Advisors Core Plus Bond Fund. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111-2621. Loomis Sayles is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Robert J. Blanding, Formerly Chairman of the Board (1995 to 2017) and Director (1990 to 2017)	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director (1996 to 2016)
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director (2012 to 2017)
	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	Alternate Director (2011 to 2017)
	Natixis Asset Management Japan Co. Ltd. Hibiya Kokusai Building –4F – 2-2-3, Uchisaiwaicho Chiyoda-ku, Tokyo, 100-0011 – Japan	Director (2000 to 2017)

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Daniel J. Fuss Vice Chairman, Executive Vice President and Director	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Executive Vice President
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Executive Vice President
David L. Giunta Director	Natixis Investment Managers (formerly Natixis Global Asset Management) 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer, US
	Natixis Advisors, L.P. (formerly NGAM Advisors, L.P.) 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer
	Natixis Distribution Corporation (formerly NGAM Distribution Corporation) 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer
	Natixis Distribution, L.P. (formerly NGAM Distribution, L.P.) 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer
	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee and Executive Vice President
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
John T. Hailer Formerly Director (2008 to 2017)	Natixis Investment Managers (formerly Natixis Global Asset Management) 888 Boylston Street, Boston, MA 02199	President and CEO, US & Asia (2007 to 2017)
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee (2002 to 2016)
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee (2002 to 2016)
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee (2002 to 2016)
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee (2007 to 2016)
	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee (2003 to 2016)
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee (2003 to 2016)
Kevin P. Charleston Chairman, Chief Executive Officer, President and Director	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	Executive Vice President
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and President
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director and Chairman of the Board of Directors

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
John F. Gallagher III Executive Vice President and Director	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	President
	Loomis Sayles Distributors, L.P. One Financial Center, Boston, MA 02111	President
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director
Jean S. Loewenberg Executive Vice President, General Counsel, Secretary and Director	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	General Counsel and Secretary
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Secretary
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director
John R. Gidman Executive Vice President, Chief Operating Officer and Director (formerly Chief Information Officer 2000 to 2016)	Loomis Sayles Solutions, LLC One Financial Center, Boston, MA 02111	President
Jaehoon Park, Executive Vice President, Chief Investment Officer and Director	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director
Jean Raby	Natixis Investment Managers (formerly Natixis Global Asset Management) 888 Boylston Street, Boston, MA 02199	Chief Executive Officer and Member of the Senior Management Committee
John F. Russell, Executive Vice President and Director	None.	None.
Paul J. Sherba Executive Vice President, Chief Financial Officer and Director	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Vice President and Treasurer
	Loomis Sayles Distributors, L.P. One Financial Center, Boston, MA 02111	Vice President and Treasurer
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #14-06, Ocean Financial Centre, Singapore 049315	Director
	Loomis Sayles Investments Limited The Economist Plaza, 25 St. James’s Street, London, England SW1A 1 HA	Chief Financial Officer and Treasurer

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Pierre P. Servant Formerly Director (2007 to 2017)	Natixis Investment Managers (formerly Natixis Global Asset Management) 21 quai d’Austerlitz, 75634 Paris cedex 13 - France	CEO and Member of the Executive Board (2007 to 2017)
David L. Waldman Executive Vice President, Deputy Chief Investment Officer and Director	None	None

LSV Asset Management

LSV Asset Management (“LSV”) serves as the investment adviser to the LSV Value Equity Fund, LSV Conservative Value Equity Fund, LSV Small Cap Value Fund, LSV Global Value Fund, LSV U.S. Managed Volatility Fund and LSV Global Managed Volatility Fund. LSV also serves as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The address of LSV is 155 North Wacker Drive, Suite 4600, Chicago, Illinois 60606. LSV is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2016 and 2017, no director, officer or partner of LSV engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Marsico Capital Management, LLC

Marsico Capital Management, LLC (“Marsico”) serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Marsico is 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2016 and 2017, no director, officer or partner of Marsico engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Metropolitan West Asset Management LLC

Metropolitan West Asset Management LLC (“MetWest”) serves as an investment sub-adviser for the Cornerstone Advisors Core Plus Bond Fund. The principal address of MetWest is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017. MetWest is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

The principal business address of The TCW Group, Inc. (the “Group”), TCW Investment Management Company LLC (“TIMCO”), TCW Asset Management Company LLC (“TAMCO”), TCW LLC and Trust Company of the West is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Tad Rivelle Chief Investment Officer – Fixed Income, Group Managing Director	The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC and Trust Company of the West 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017	Group Managing Director, Chief Investment Officer - Fixed Income (TIMCO, TAMCO, and TCW LLC)
Laird Landmann President	The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC and Trust Company of the West 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017	Group Managing Director (TIMCO, TAMCO, TCW LLC, Group)
David Lippman Chief Executive Officer	The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC and Trust Company of the West 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017	President and Chief Executive Officer (TAMCO, TIMCO, TCW LLC, Group)
Stephen Kane Group Managing Director	The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC and Trust Company of the West 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017	Group Managing Director (TAMCO, TIMCO, TCW LLC)
Bryan T. Whalen Group Managing Director	The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC and Trust Company of the West 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017	Group Managing Director (TAMCO, TIMCO, TCW LLC)
Patrick A. Moore Group Managing Director	The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC and Trust Company of the West 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017	Group Managing Director (TAMCO, TIMCO, TCW LLC)

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Cal Rivelle Group Managing Director	The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC and Trust Company of the West 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017	Group Managing Director (TAMCO, TIMCO, TCW LLC); Group Managing Director of Investment Technology (Group)
Joseph Carieri Group Managing Director	The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC and Trust Company of the West 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017	Group Managing Director (TAMCO, TIMCO, TCW LLC)
David DeVito Executive Vice President, Chief Operating Officer

The TCW Group, Inc.,

TCW Investment Management Company LLC,

TCW Asset Management Company LLC, TCW LLC and

Trust Company of the West.

865 South Figueroa Street, Suite 1800,

Los Angeles, California 90017

Executive Vice President, Chief Operating Officer (TAMCO, TIMCO, TCW LLC, Group)
Jeffrey Engelsman Global Chief Compliance Officer, Managing Director	The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC and Trust Company of the West 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017	Global Chief Compliance Officer, Managing Director (TAMCO, TIMCO, TCW LLC), Global Chief Compliance Officer (Group)
Meredith Jackson Executive Vice President, General Counsel, Secretary	The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC and Trust Company of the West 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017	Executive Vice President, General Counsel, Secretary (TAMCO, TIMCO, TCW LLC, Group)

Numeric Investors LLC

Numeric Investors LLC (“Numeric”) serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Public Alternatives Fund. The principal address of Numeric is 470 Atlantic Avenue, 6th Floor, Boston, Massachusetts 02210. Numeric is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Gregory Bond, Director of Research	Numeric Holdings LLC 470 Atlantic Avenue, 6th Floor Boston, MA 02210	Member of Board of Managers
Eric Burl, Director (Numeric Holdings LLC)	Numeric Holdings LLC 470 Atlantic Avenue, 6th Floor Boston, MA 02210	Member of Board of Managers
	Man Group plc Riverbank House 2 Swan Lane London EC4R 3AD United Kingdom	Global Co-Head of Sales and Executive Committee Member
	Man Global Private Markets (USA) Inc. 128 South Tryon Street, Suite 1950 Charlotte, NC 28202	Director and President
	Silvermine Capital Management LLC 281 Tresser Boulevard, Suite 1102 Stamford, CT 06901	President
	Man Investments Inc. 452 Fifth Avenue, 27th Floor New York, NY 10018	Director & President
	GLG LLC 452 Fifth Avenue, 27th Floor New York, NY 10018	President
	Managed Funds Association 600 14th Street, N.W., Suite 900 Washington, DC 20005	Director
Robert Furdak, co-Chief Investment Officer	Man Group plc Riverbank House 2 Swan Lane London EC4R 3AD United Kingdom	Executive Committee Member
David Gallias, Treasurer	Man Global Private Markets (USA) Inc. 128 South Tryon Street, Suite 1950 Charlotte, NC 28202	Treasurer
	FRM Investment Management (USA) LLC 452 Fifth Avenue, 26th Floor New York, NY 10018	Treasurer
	GLG LLC 452 Fifth Avenue, 27th Floor New York, NY 10018	Treasurer
	Man Investments Inc. 452 Fifth Avenue, 27th Floor New York, NY 10018	Chief Financial Officer, Treasurer and FINOP
	Silvermine Capital Management LLC 281 Tresser Boulevard, Suite 1102 Stamford, CT 06901	Treasurer

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Richard Hanna, Chief Financial Officer and Vice President	FRM Investment Management (USA) LLC 452 Fifth Avenue, 26th Floor New York, NY 10018	Vice President
	GLG LLC 452 Fifth Avenue, 27th Floor New York, NY 10018	Vice President
	Silvermine Capital Management LLC 281 Tresser Boulevard, Suite 1102 Stamford, CT 06901	Vice President
Michael Kasper, Director (Numeric Holdings LLC)	Numeric Holdings LLC 470 Atlantic Avenue, 6th Floor Boston, MA 02210	Member of Board of Managers
	Man Global Private Markets (USA) Inc. 128 South Tryon Street, Suite 1950 Charlotte, NC 28202	Director
Solomon Kuckelman, Secretary	GLG LLC 452 Fifth Avenue, 27th Floor New York, NY 10018	Secretary
	Man Investments Inc. 452 Fifth Avenue, 27th Floor New York, NY 10018	Secretary & Legal Officer
	FRM Investment Management (USA) LLC 452 Fifth Avenue, 26th Floor New York, NY 10018	Secretary
	Man Group plc Riverbank House 2 Swan Lane London EC4R 3AD United Kingdom	Executive Committee Member

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Shanta Puchtler, Chief Executive Officer & President	Numeric Holdings LLC 470 Atlantic Avenue, 6th Floor Boston, MA 02210	Member of Board of Managers
	Man Group plc Riverbank House 2 Swan Lane London EC4R 3AD United Kingdom	Executive Committee Member
Sandy Rattray, Director (Numeric Holdings LLC)	Numeric Holdings LLC 470 Atlantic Avenue, 6th Floor Boston, MA 02210	Member of Board of Managers
	AHL Partners LLP Riverbank House 2 Swan Lane London EC4R 3AD United Kingdom	Designated Member and Member
	Man Group plc Riverbank House 2 Swan Lane London EC4R 3AD United Kingdom	Executive Committee Member
Christopher Ancona, Chief Compliance Officer	Chesapeake Partners Management Co., Inc. and CP Management, LLC 2800 Quarry Lake Drive, Suite 300 Baltimore, MD 21209	Chief Compliance Officer and General Counsel (through December 2016)

OFI SteelPath, Inc.

OFI SteelPath, Inc. (“OFI SteelPath”) serves as an investment sub-adviser for the Cornerstone Advisors Income Opportunities Fund. The principal address of OFI SteelPath is 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201. OFI SteelPath is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

The business address of each Other Company listed below is 225 Liberty Street, 11th Floor, New York, NY 10281-1008, unless otherwise noted.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Kristie M. Feinberg Treasurer	Oppenheimer Acquisition Corp.	Assistant Treasurer
	OppenheimerFunds, Inc.	Treasurer
	OFI Global Asset Management, Inc.	Senior Vice President & Treasurer
	OppenheimerFunds Distributor, Inc.	Assistant Treasurer
	OFI SteelPath, Inc.	Treasurer
	OFI Global Institutional, Inc.	Treasurer
	OFI International, Ltd. 5 Cheapside London EC2V 6AA, Suite 602	Treasurer
	HarbourView Asset Management Corporation	Treasurer
	OFI Global Trust Company	Director
	SNW Asset Management Corporation 2001 6th Avenue, Suite 2310 Seattle, WA 98121	Treasurer
	Seattle Northwest Asset Management LLC 2001 6th Avenue, Suite 2310 Seattle, WA 98121	Treasurer
	Oppenheimer Real Asset Management, Inc.	Treasurer
	OFI Private Investments, Inc.	Treasurer
	Shareholder Services, Inc. 6803 S. Tucson Way Centennial, CO 80112	Treasurer
	Trinity Investment Management Corporation 301 North Spring Street Bellefonte, PA 16823	Treasurer
	OFI Advisors, LLC 2005 Market Street, Suite 2020 Philadelphia, PA 19103	Treasurer
	Index Management Solutions, LLC 2005 Market Street, Suite 2020 Philadelphia, PA 19103	Treasurer

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Cynthia Lo Bessette General Counsel	Oppenheimer Acquisition Corp.	Vice President, Secretary & General Counsel
	OppenheimerFunds, Inc.	Chief Legal Officer
	OFI Global Asset Management, Inc.	Executive Vice President, General Counsel & Secretary
	OppenheimerFunds Distributor, Inc.	Chief Legal Officer
	OFI SteelPath, Inc. 2100 McKinney Avenue, Suite 1401 Dallas, TX 75201	General Counsel
	OFI Global Institutional, Inc.	Chief Legal Officer
	OFI International, Ltd. 5 Cheapside London EC2V 6AA, Suite 602	Director
	HarbourView Asset Management Corporation	Chief Legal Officer
	OFI Global Trust Company	Chief Legal Officer
	SNW Asset Management Corporation 2001 6th Avenue, Suite 2310 Seattle, WA 98121	Chief Legal Officer
	Seattle Northwest Asset Management LLC 2001 6th Avenue, Suite 2310 Seattle, WA 89121	Chief Legal Officer
	Oppenheimer Real Asset Management, Inc.	Chief Legal Officer
	OFI Private Investments, Inc.	Chief Legal Officer
	Shareholder Services, Inc. 6803 S. Tucson Way Centennial, CO 80112	Chief Legal Officer
	Trinity Investment Management Corporation 301 North Spring Street Bellefonte, PA 16823	Chief Legal Officer
	OFI Advisors, LLC 2005 Market Street, Suite 2020 Philadelphia, PA 19103	General Counsel
	Index Management Solutions, LLC 2005 Market Street, Suite 2020, Philadelphia, PA 19103	General Counsel

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
David M. Pfeffer Director and Chief Financial Officer	Oppenheimer Acquisition Corp.	Management Director & Treasurer
	OppenheimerFunds, Inc.	Director & Chief Financial Officer
	OFI Global Asset Management, Inc.	Director, Executive Vice President & Chief Financial Officer
	OppenheimerFunds Distributor, Inc.	Director & Chief Financial Officer
	OFI SteelPath, Inc. 2100 McKinney Avenue, Suite 1401 Dallas, TX 75201	Director & Chief Financial Officer
	OFI International, Ltd. 5 Cheapside, London EC2V 6AA, Suite 602	Chief Financial Officer
	HarbourView Asset Management Corporation	Director, President & Chief Financial Officer
	SNW Asset Management Corporation 2001 6th Avenue, Suite 2310 Seattle, WA 98121	Director & Chief Financial Officer
	Seattle Northwest Asset Management LLC 2001 6th Avenue, Suite 2310 Seattle, WA 98121	Chief Financial Officer
	Oppenheimer Real Asset Management, Inc.	Director & Chief Financial Officer
	OFI Private Investments, Inc.	Director & Chief Financial Officer
	Trinity Investment Management Corporation 301 North Spring Street, Bellefonte, PA 16823	Director & Chief Financial Officer
	OFI Advisors, LLC 2005 Market Street, Suite 2020 Philadelphia, PA 19103	Chief Financial Officer
	Index Management Solutions, LLC 2005 Market Street, Suite 2020, Philadelphia, PA 19103	Chief Financial Officer

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Arthur P. Steinmetz President and Director	Oppenheimer Acquisition Corp.	Chief Executive Officer, President & Management Director
	OppenheimerFunds, Inc.	Director & Chairman
	OFI Global Asset Management, Inc.	Chairman, Chief Executive Officer, President & Director
	OFI SteelPath, Inc. 2100 McKinney Avenue, Suite 1401 Dallas, TX 75201	President & Director
	HarbourView Asset Management Corporation	Director
	SNW Asset Management Corporation 2001 6th Avenue, Suite 2310 Seattle, WA 98121	President
	Seattle Northwest Asset Management LLC 2001 6th Avenue, Suite 2310 Seattle, WA 98121	President
	Oppenheimer Real Asset Management, Inc.	Director & President
	OFI Advisors, LLC 2005 Market Street, Suite 2020 Philadelphia, PA 19103	President
	Index Management Solutions, LLC 2005 Market Street, Suite 2020 Philadelphia, PA 19103	President
Mary Ann Picciotto Chief Compliance Officer	OppenheimerFunds, Inc.	Chief Compliance Officer
	OFI Global Asset Management, Inc.	Senior Vice President & Chief Compliance Officer
	OFI SteelPath, Inc. 2100 McKinney Avenue, Suite 1401 Dallas, TX 75201	Chief Compliance Officer
	OFI Global Institutional, Inc.	Chief Compliance Officer
	HarbourView Asset Management Corporation	Chief Compliance Officer
	SNW Asset Management Corporation 2001 6th Avenue, Suite 2310 Seattle, WA 98121	Chief Compliance Officer
	Seattle Northwest Asset Management LLC 2001 6th Avenue, Suite 2310 Seattle, WA 98121	Chief Compliance Officer
	Oppenheimer Real Asset Management, Inc.	Chief Compliance Officer
	OFI Private Investments, Inc.	Chief Compliance Officer
	Shareholder Services, Inc. 6803 S. Tucson Way Centennial, CO 80112	Chief Compliance Officer
	Trinity Investment Management Corporation 301 North Spring Street Bellefonte, PA 16823	Chief Compliance Officer
	OFI Advisors, LLC 2005 Market Street, Suite 2020 Philadelphia, PA 19103	Chief Financial Officer
	Index Management Solutions, LLC 2005 Market Street, Suite 2020, Philadelphia, PA 19103	Chief Financial Officer

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Jennifer L. Foxson Secretary	Oppenheimer Acquisition Corp.	Assistant Secretary
	OppenheimerFunds, Inc.	Secretary
	OFI Global Asset Management, Inc.	Senior Vice President & Assistant Secretary
	OppenheimerFunds Distributor, Inc.	Secretary
	OFI SteelPath, Inc. 2100 McKinney Avenue, Suite 1401 Dallas, TX 75201	Secretary
	OFI Global Institutional, Inc.	Secretary
	OFI International, Ltd. 5 Cheapside, London EC2V 6AA, Suite 602	Secretary
	HarbourView Asset Management Corporation	Secretary
	OFI Global Trust Company	Assistant Secretary
	SNW Asset Management Corporation 2001 6th Avenue, Suite 2310 Seattle, WA 98121	Secretary
	Seattle Northwest Asset Management LLC 2001 6th Avenue, Suite 2310 Seattle, WA 98121	Secretary
	Oppenheimer Real Asset Management, Inc.	Secretary
	OFI Private Investments Inc.	Secretary
	Shareholder Services, Inc. 6803 S. Tucson Way Centennial, CO 80112	Secretary
	Trinity Investment Management Corporation 301 North Spring Street, Bellefonte, PA 16823	Secretary
	OFI Advisors, LLC 2005 Market Street, Suite 2020 Philadelphia, PA 19103	Secretary
	Index Management Solutions, LLC 2005 Market Street, Suite 2020 Philadelphia, PA 19103	Secretary
	OC Private Capital, LLC	Secretary

Parametric Portfolio Associates® LLC

Parametric Portfolio Associates LLC (“Parametric”) serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. Parametric is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Brian Langstraat, Chief Executive Officer	Eaton Vance Corp. Two International Place Boston, MA 02110	Board of Directors
Ross Chapin Managing Director—Corporate Development	Envestnet, Inc. 35 East Wacker Drive, Suite 2400 Chicago, IL 60601	Director

Phocas Financial Corporation

Phocas Financial Corporation (“Phocas”) serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Phocas is 980 Atlantic Avenue, Suite 106, Alameda, California 94501-1001. Phocas is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2016 and 2017, no director, officer or partner of Phocas engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Prime Advisors, Inc.

Prime Advisors, Inc. (“Prime”) serves as an investment sub-adviser for the Cornerstone Advisors Core Plus Bond Fund. The principal address of Prime is 22635 NE Marketplace Drive, Redmond, Washington 98053. Prime is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2016 and 2017, no director, officer or partner of Prime engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Rice Hall James & Associates, LLC

Rice Hall James & Associates, LLC (“Rice Hall James”) serves as the investment adviser to the Rice Hall James Micro Cap Portfolio, Rice Hall James SMID Cap Portfolio and Rice Hall James Small Cap Portfolio. The principal address of Rice Hall James is 600 West Broadway, Suite 1000, San Diego, California 92101-3383. Rice Hall James is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2016 and 2017, no director, officer or partner of Rice Hall James engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Robert W. Baird & Co. Incorporated

Robert W. Baird & Co. Incorporated (“Baird”) serves as an investment sub-adviser for the Cornerstone Advisors Global Public Equity Fund. The principal address of Baird is 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Baird is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Paul E. Purcell Chairman, Director	RiverFront Investment Holding Group, LLC 1214 East Cary Street Richmond, Virginia 23219	Director
Mary Ellen Stanek Director	Journal Communications, Inc. 333 West State Street Milwaukee, Wisconsin 53203	Director
	Northwestern Mutual Life Insurance Company 720 E. Wisconsin Avenue Milwaukee, Wisconsin 53202	Director
	Wisconsin Energy Corporation and Wisconsin Electric Power Company 231 West Michigan Street P.O. Box 1331 Milwaukee, Wisconsin 53201	Director
Terrance P. Maxwell Chief Financial Officer	Investors Real Estate Trust 1400 31st Avenue SW P.O. Box 1988 Minot, North Dakota 58702	Trustee
	Greenhouse Funds GP LLC and Greenhouse GP LLC 2711 Centerville Road Wilmington, Delaware 19808	Board of Managers
Patrick S. Lawton Director	Waterstone Financial, Inc. 11200 West Plank Court Wauwatosa, Wisconsin 53226	Director
	BMO Harris Bradley Center 1001 North 4th Street Milwaukee, Wisconsin 53203	Director
Michael J. Schroeder Director	RiverFront Investment Holding Group, LLC 1214 East Cary Street Richmond, Virginia 23219	Director
	Sanitas Brewing Company 1860 38th Street Boulder, Colorado 80302	Director
William Mahler Director	Greenhouse Funds GP LLC and Greenhouse GP LLC 2711 Centerville Road Wilmington, Delaware 19808	Board of Managers

Sands Capital Management, LLC

Sands Capital Management, LLC (“Sands Capital”) serves as the investment adviser to the Sands Capital Global Growth Fund. The principal address of Sands Capital is 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. Sands Capital is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Frank M. Sands Chief Executive Officer	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Investment Board Member
Jonathan Goodman General Counsel	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	General Counsel and Chief Compliance Officer
Stephen Nimmo Executive Managing Director	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Provides client relations service

SKY Harbor Capital Management, LLC

SKY Harbor Capital Management LLC (“SKY Harbor”) serves as investment sub-adviser for the Registrant’s Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund. The principal address of SKY Harbor is 20 Horseneck Lane, Greenwich, Connecticut 06830. SKY Harbor is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

SKY Harbor’s Board consists of two management directors who are the co-founders of the firm and two outside directors. For the fiscal years ended October 31, 2016 and 2017, none of the management directors, officers or employees of SKY Harbor is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee. The outside directors of SKY Harbor are engaged in other activities as set forth in the chart below.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
David J. Wermuth Director	Stone Point Capital, LLC 20 Horseneck Lane Greenwich, CT 06830	Senior Principal and General Counsel
Fayez S. Muhtadie Director	Stone Point Capital, LLC 20 Horseneck Lane Greenwich, CT 06830	Principal

Strategic Income Management, LLC

Strategic Income Management, LLC (“SiM”) serves as an investment sub-adviser for the Cornerstone Advisors Income Opportunities Fund. The principal address of SiM is 1200 Westlake Ave N, Suite 713, Seattle, Washington 98109. SiM is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2016 and 2017, no director, officer or partner of SiM engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Thomson Horstmann & Bryant, Inc.

Thomson Horstmann & Bryant, Inc. (“THB”) serves as the investment adviser for the Thomson Horstmann & Bryant MicroCap Fund. The principal address of THB is 501 Merritt 7, Norwalk, Connecticut 06851. THB is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2016 and 2017, no director, officer or partner of Thomson Horstmann & Bryant, Inc. engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Thompson, Siegel & Walmsley LLC

Thompson, Siegel & Walmsley LLC (“TSW”) serves as the investment adviser to the TS&W Equity Portfolio. The principal address of TSW is 6641 W. Broad Street, Suite 600, Richmond, Virginia 23230. TSW is an investment adviser registered under the Investment Advisers Act of 1940.

During the fiscal years ended October 31, 2016 and 2017, no director, officer or partner of TSW engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Thornburg Investment Management, Inc.

Thornburg Investment Management, Inc. (“TIM”) serves as an investment sub-adviser to the Cornerstone Advisors Global Public Equity Fund. The principal address of TIM is 2300 North Ridgetop Road, Santa Fe, New Mexico, 87506. TIM is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Garrett Thornburg, Chairman	Thornburg Securities Corporation,[1] 2300 North Ridgetop Road Santa Fe, NM 87506	Chairman
	Thornburg Investment Trust, 2300 North Ridgetop Road Santa Fe NM, 87506	Chairman
[1]	In addition to Thornburg Securities Corporation, Garrett Thornburg maintains controlling beneficial interests in certain non-investment related entities and non-operating entities established for estate planning or investment purposes.

Villanova Investment Management Company LLC

Villanova Investment Management Company LLC (“VIMCO”) serves as investment sub-adviser to the AlphaOne VIMCO Small Cap Value Fund. The principal address of VIMCO is 789 E Lancaster Avenue, Suite 120, Villanova, Pennsylvania 19085. VIMCO is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Rastislav Berlansky, CFA Principal and Founder	Brandywine Global Investment Management, LLC 2929 Arch Street Philadelphia, PA 19104	Managing Director, Portfolio Manager, Research Analyst (through December 10, 2015)
Edward A. Trumpbour Principal and Founder	Holy Child School at Rosemont 1344 Montgomery Avenue Rosemont, PA 19010	Trustee

Wells Fargo Portfolio Risk Advisors, a division of Structured Asset Investors, LLC

Wells Fargo Portfolio Risk Advisors (“WFPRA”), a division of Structured Asset Investors, LLC serves as an investment sub-adviser for the Cornerstone Advisors Public Alternatives Fund. The principal address of WFPRA is 375 Park Avenue, 4th Floor, New York, New York 10152. WFPRA is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
William Threadgill Chief Administrative Officer	2561 Enterprise LLC 4 Adams Place Harrison, NY 10528	Member

Westwood Management Corp.

Westwood Management Corp. (“Westwood”) serves as the investment adviser for the Westwood Large Cap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, Westwood Strategic Convertibles Fund and Westwood Emerging Markets Plus Fund. The principal address of Westwood is 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is an investment adviser registered under the Investment Advisers Act of 1940. The information listed below is for the fiscal years ended October 31, 2016 and 2017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Brian Casey President and Chief Executive Officer and Director	Westwood Holdings Group, Inc.* (NYSE: WHG) 200 Crescent Court, Suite 1200 Dallas, TX 75201	President and Chief Executive Officer and Director
	Westwood Trust** 200 Crescent Court, Suite 1200 Dallas, TX 75201	Chief Executive Officer and Director
	Westwood International Advisors Inc. [a] 181 Bay Street, Suite 2450 Toronto, Ontario M5J 2S1	Chief Executive Officer and Director
Tiffany B. Kice Chief Financial Officer	Westwood Holdings Group, Inc.* (NYSE: WHG) 200 Crescent Court, Suite 1200 Dallas, TX 75201	Chief Financial Officer
	Westwood International Advisors Inc. [a] 181 Bay Street, Suite 2450 Toronto, Ontario M5J 2S1	Chief Financial Officer
	Westwood Trust** 200 Crescent Court, Suite 1200 Dallas, TX 75201	Chief Financial Officer
	Westwood Advisors, LLC*** One Pacific Place 1125 South 103rd Street, Ste. 580 Omaha, NE 68124	Chief Financial Officer

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Mark R. Freeman, CFA Executive Vice President and Chief Investment Officer	Westwood Holdings Group, Inc.* (NYSE: WHG) 200 Crescent Court, Suite 1200 Dallas, TX 75201	Chief Investment Officer
Sylvia L. Fry Chief Compliance Officer (through March 31, 2017)	Westwood Holdings Group, Inc.* (NYSE: WHG) 200 Crescent Court, Suite 1200 Dallas, TX 75201	Chief Compliance Officer
	Westwood Trust** 200 Crescent Court, Suite 1200 Dallas, TX 75201	Chief Compliance Officer
	Westwood Advisors, LLC*** One Pacific Place 1125 South 103rd Street, Ste. 580 Omaha, NE 68124	Chief Compliance Officer
Julie K. Gerron General Counsel and Chief Compliance Officer	Westwood Holdings Group, Inc.* (NYSE: WHG) 200 Crescent Court, Suite 1200 Dallas, TX 75201	Chief Compliance Officer (beginning April 1, 2017) and General Counsel
	Westwood International Advisors Inc. [a] 181 Bay Street, Suite 2450 Toronto, Ontario M5J 2S1	General Counsel and Chief Compliance Officer
	Westwood Trust** 200 Crescent Court, Suite 1200 Dallas, TX 75201	Chief Compliance Officer (beginning April 1, 2017) and General Counsel
	Westwood Advisors, LLC*** One Pacific Place 1125 South 103rd Street, Ste. 580 Omaha, NE 68124	Chief Compliance Officer (beginning April 1, 2017) and General Counsel

*	Westwood Management Corp., Westwood Trust, Westwood Advisors, LLC, and Westwood International Advisors Inc. are wholly owned subsidiaries of Westwood Holdings Group, Inc., a publicly traded company on the NYSE (NYSE: WHG).
**	Westwood Trust provides trust and custodial services and participation in common trust funds that it sponsors to institutions and high net worth individuals.
***	Westwood Advisors, LLC (formerly, McCarthy Group Advisors, LLC) is a SEC registered investment adviser that managed investment limited liability companies until January 12, 2018 and provides wealth management and digital advisory services. Westwood Advisors is now based in Dallas, TX.
[a]	Westwood International Advisors Inc. is a Canadian Corporation located in Toronto, Ontario that is registered as a Portfolio Manager and Exempt Market Dealer with the Ontario Securities Commission (“OSC”) and the Autorité des marchés financiers (“AMF”) in Quebec.

Item 32. Principal Underwriters

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

The Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
LocalShares Investment Trust	May 6, 2013
SEI Insurance Products Trust	September 10, 2013
The KP Funds	September 19, 2013
The Advisors' Inner Circle Fund III	February 12, 2014
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Winton Diversified Opportunities Fund	September 1, 2015

Gallery Trust	January 8, 2016
RiverPark Floating Rate CMBS Fund (f/k/a RiverPark Commercial Real Estate Fund)	August 12, 2016
Schroder Series Trust	February 10, 2017
Schroder Global Series Trust	February 10, 2017
City National Rochdale Select Strategies Fund	March 1, 2017
Causeway ETMF Trust	December 28, 2017

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee
Paul F. Klauder	Director	--
Wayne M. Withrow	Director	--
Kevin P. Barr	Director, President & Chief Executive Officer	--
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary
John C. Munch	General Counsel & Secretary	--
Mark J. Held	Senior Vice President	--
John P. Coary	Vice President & Assistant Secretary	--
Lori L. White	Vice President & Assistant Secretary	--
Judith A. Hirx	Vice President	--
Jason McGhin	Vice President	--
Gary Michael Reese	Vice President	--
Robert M. Silvestri	Vice President	--

Item 33. Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1 (d), the required books and records are maintained at the offices of Registrant’s custodians:

U.S. Bank, National Association

800 Nicollett Mall

Minneapolis, Minnesota 55402-4302

MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.)

350 California Street

6th Floor

San Francisco, California 94104

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109-3661

(b)	With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(c)	With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1 (f), the required books and records are maintained at the offices of the Registrant’s investment advisers:

Acadian Asset Management LLC

260 Franklin Street

Boston, Massachusetts 02110

AJO, LP

230 South Broad Street, 20th Floor

Philadelphia, Pennsylvania 19102

Allianz Global Investors U.S. LLC

1633 Broadway

New York, New York 10019

AlphaOne Investment Services, LLC

789 E Lancaster Avenue, Suite 120

Villanova, Pennsylvania 19085

AT Investment Advisers, Inc.

One South Wacker Drive, Suite 3500

Chicago, Illinois 60606

BlackRock Financial Management, Inc.

55 East 52nd Street

New York, New York 10055

BlackRock International Limited

Exchange Place One, 1 Semple Street

Edinburgh EH3 8BL, Scotland

Cambiar Investors, LLC

200 Columbine Street, Suite 800

Denver, Colorado 80206

ClariVest Asset Management LLC

3611 Valley Centre Drive, Suite 100

San Diego, California 92130

Cornerstone Advisors, Inc.

225 108th Avenue NE, Suite 400

Bellevue, Washington 98004-5782

Cramer Rosenthal McGlynn LLC

520 Madison Avenue, 20th Floor

New York, New York 10022

C.S. McKee, L.P.

One Gateway Center

Pittsburgh, Pennsylvania 15222

Driehaus Capital Management LLC

25 East Erie Street

Chicago, Illinois 60611-2703

Edgewood Management LLC

535 Madison Avenue, 15th Floor

New York, New York 10022

Fairpointe Capital LLC

One North Franklin Street, Suite 3300

Chicago, Illinois 60606-2401

Fayez Sarofim & Co.

2907 Two Houston Center

909 Fannin Street

Houston, Texas 77010

First Manhattan Co.

399 Park Avenue

New York, New York 10022-7001

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, California 94403

Hamlin Capital Management, LLC

640 Fifth Avenue, 6th Floor

New York, New York 10019

Harris Associates L.P.

111 S. Wacker Drive, Suite 4600

Chicago, Illinois 60606

Harvest Global Investments Limited

31/F One Exchange Square

8 Connaught Place, Central

Hong Kong

Haverford Financial Services, Inc.

Three Radnor Corporate Center, Suite 450

Radnor, Pennsylvania 19087-4546

Investment Counselors of Maryland, LLC

300 East Lombard Street

Suite 810

Baltimore, Maryland 21202

Kayne Anderson Capital Advisors, L.P.

1800 Avenue of the Stars, Third Floor

Los Angeles, California 90067

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111-2621

LSV Asset Management

155 North Wacker Drive, Suite 4600,

Chicago, Illinois 60606

Marsico Capital Management, LLC

1200 17th Street, Suite 1600

Denver, Colorado 80202-5824

Metropolitan West Asset Management LLC

865 S. Figueroa Street, Suite 1800

Los Angeles, California 90017

Numeric Investors LLC

470 Atlantic Avenue, 6th Floor

Boston, Massachusetts 02210

OFI SteelPath, Inc.

2100 McKinney Ave., Suite 1401

Dallas, Texas 75201

Parametric Portfolio Associates® LLC

1918 Eighth Avenue, Suite 3100

Seattle, Washington 98101

Phocas Financial Corporation

980 Atlantic Avenue, Suite 106

Alameda, California 94501-1001

Prime Advisors, Inc.

22635 NE Marketplace Drive

Redmond, Washington 98053

Rice Hall James & Associates, LLC

600 West Broadway, Suite 1000

San Diego, California 92101-3383

Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, Virginia 22209

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, Connecticut 06830

Strategic Income Management, LLC

1200 Westlake Ave N, Suite 713

Seattle, Washington 98109

Thomson Horstmann & Bryant, Inc.

501 Merritt 7

Norwalk, Connecticut 06851

Thompson, Siegel & Walmsley LLC

6641 W. Broad Street, Suite 600

Richmond, Virginia 23230

Thornburg Investment Management, Inc.

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

Villanova Investment Management Company LLC

789 E Lancaster Avenue, Suite 120

Villanova, Pennsylvania 19085

Wells Fargo Portfolio Risk Advisors, a Division of Structured Asset Investors, LLC

375 Park Avenue

4th Floor

New York, New York 10152

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Item 34. Management Services: None.

Item 35. Undertakings: None.

NOTICE

A copy of the Agreement and Declaration of Trust for The Advisors’ Inner Circle Fund (the “Trust”) is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this registration statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this registration statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 292 to Registration Statement No. 033-42484 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 28th day of February, 2018.

THE ADVISORS’ INNER CIRCLE FUND

By:	*
Michael Beattie, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

	*	Trustee	February 28, 2018
William M. Doran

	*	Trustee	February 28, 2018
Joseph T. Grause, Jr.

	*	Trustee	February 28, 2018
Mitchell A. Johnson

	*	Trustee	February 28, 2018
Betty L. Krikorian

	*	Trustee	February 28, 2018
Robert A. Nesher

	*	Trustee	February 28, 2018
Bruce Speca

	*	Trustee	February 28, 2018
George J. Sullivan, Jr.

	*	President	February 28, 2018
Michael Beattie

	*	Treasurer, Controller &	February 28, 2018
	Stephen Connors	Chief Financial Officer

*By:	/s/ Dianne M. Descoteaux
Dianne M. Descoteaux
Attorney-in-Fact

EXHIBIT INDEX

(d)(2)(v)	Amended and Restated Schedule A, dated January 16, 2018, to the Investment Sub-Advisory Agreement, dated May 1, 2014, between Cornerstone Advisors, Inc. and LSV Asset Management, relating to the Cornerstone Advisors Global Public Equity Fund
(d)(2)(xiii)	Investment Sub-Advisory Agreement, dated July 18, 2017, between Cornerstone Advisors, Inc. and Allianz Global Investors U.S. LLC, relating to the Cornerstone Advisors Income Opportunities Fund
(h)(1)(iv)	Form of Amendment to the Administration Agreement, dated November 14, 1991, as amended and restated November 12, 2002, between the Registrant and SEI Investments Global Funds Services
(h)(2)(viii)	Transfer Agency Services Agreement, dated November 14, 2012, between the Registrant and Atlantic Shareholder Services, LLC
(h)(2)(ix)	Amendment, dated November 19, 2013, to the Transfer Agency Services Agreement, dated November 14, 2012, between the Registrant and Atlantic Shareholder Services, LLC
(h)(4)(i)	Securities Lending Agency Agreement, dated October 23, 2012, between the Registrant and Securities Lending Finance Trust Company
(h)(4)(ii)	Securities Lending Authorization Agreement, dated November 3, 2014, between BNP Paribas, New York Branch and Edgewood Growth Fund
(h)(4)(iii)	First Amendment, dated February 3, 2015, to the Securities Lending Authorization Agreement, dated November 3, 2014, between BNP Paribas, acting through its New York Branch, and Edgewood Growth Fund
(h)(4)(iv)	Securities Lending Authorization Agreement, dated June 2, 2016, between BNP Paribas, acting through its New York Branch, and the Cornerstone Advisors Global Public Equity Fund
(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP
(j)(1)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, relating to the McKee International Equity Portfolio and Loomis Sayles Full Discretion Institutional Securitized Fund
(j)(2)	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP, relating to the AlphaOne Small Cap Opportunities Fund, AT Funds, Cambiar Funds, Edgewood Growth Fund, FMC Select Fund, Haverford Quality Growth Stock Fund, LSV Funds, Sands Capital Global Growth Fund, Thomson Horstmann & Bryant MicroCap Fund and Westwood Funds

(j)(3)	Consent of Independent Registered Public Accounting Firm, BBD, LLP, relating to the Acadian Emerging Markets Portfolio, ICM Small Company Portfolio, Rice Hall James Funds and TS&W Equity Portfolio
(j)(4)	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP, relating to the Cornerstone Funds
(p)(2)	LSV Asset Management Revised Code of Ethics, dated November 29, 2017
(p)(47)	BlackRock International Limited Code of Ethics, dated May 8, 2017